As filed with the Securities and Exchange Commission on January 4, 2022

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq. 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:       October 31

Date of reporting period:    November 1, 2020 – October 31, 2021

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.
(b)	Not Applicable.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be provided or made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2021.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began with a fierce second wave of the COVID-19 pandemic impacting the global economy. However, impressive medical data from vaccine developers provided much needed optimism pertaining to virus prevention as equity markets rallied into year-end against a backdrop of rebounding corporate earnings and economic growth. While the Federal Reserve (“Fed”) maintained the Fed Funds target range at 0%—0.25%, longer term rates began to creep upwards as the 10-year Treasury yield bounced hard off its record closing low of 0.52% in August 2020 and closed out the year at 0.93%.

With the calendar turning to 2021, U.S. equity markets continued to reach new highs as vaccine distribution was rolled out nationally. Economic growth was strong in the first quarter of the year. Long-term interest rates also rose rapidly during the quarter with the yield on the 10-year U.S. Treasury escalating to 1.74% by the end of March in recognition not only of rising economic growth, but also concerns of emerging inflation. With credit spreads tightening and approaching multi-year lows, this created a challenging environment for fixed income investors seeking yield but not wanting to take on higher credit or interest rate risk. Nonetheless, both stock prices and the economy forged ahead in the summer months as aggregate gross domestic product (“GDP”) completed a full recovery reaching pre-pandemic levels by the fall.

Early concerns surrounding rising inflation proved valid, however, as the April Consumer Price Index (“CPI”) produced its first year-over-year reading above 4.0% in over a decade, enroute to exceeding 5.0% by September. Shortly after September CPI was released, it was announced third quarter GDP had slowed to an annualized rate of 2.0% representing the slowest pace of growth since the recovery had begun the previous summer.

With elevated inflation and the risk of slowing economic growth, the Fed closed out the period in the unenviable position of considering how and when to back off some of the extraordinary stimulus it had provided markets since March 2020. Market expectations finished October with anticipation the Fed would begin tapering the open market asset purchases in the days to follow, perhaps officially beginning such reductions in the fourth quarter. It is sometimes said that “markets climb a wall of worry,” which seemed to be the case as the S&P 500® Index closed the fiscal year at an all-time high despite concerns of a slowing pace of economic growth, inflation and uncertain policy tightening.

For the one-year period ended October 31, 2021, the S&P 500® Index returned 42.91% while the MSCI EAFE Index, representing international developed market equities, returned 34.80%. During the same period, the Bloomberg US Aggregate Bond Index returned -0.48%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2021, and held for the entire six-month period until October 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,033.30	$2.26	$1,023.00	$2.24	0.44%
Class C	1,000.00	1,029.70	6.19	1,019.10	6.16	1.21
Class I	1,000.00	1,034.30	0.72	1,024.50	0.71	0.14
Class R	1,000.00	1,031.50	3.53	1,021.70	3.52	0.69

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,070.50	2.45	1,022.80	2.40	0.47
Class C	1,000.00	1,066.90	6.51	1,018.90	6.36	1.25
Class I	1,000.00	1,072.40	0.73	1,024.50	0.71	0.14
Class R	1,000.00	1,069.80	3.70	1,021.60	3.62	0.71

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,054.40	2.33	1,022.90	2.29	0.45
Class C	1,000.00	1,050.20	6.36	1,019.00	6.26	1.23
Class I	1,000.00	1,056.70	0.73	1,024.50	0.71	0.14
Class R	1,000.00	1,053.10	3.67	1,021.60	3.62	0.71

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,041.50	2.26	1,023.00	2.24	0.44
Class C	1,000.00	1,037.20	6.26	1,019.10	6.21	1.22
Class I	1,000.00	1,043.90	0.72	1,024.50	0.71	0.14
Class R	1,000.00	1,040.10	3.60	1,021.70	3.57	0.70

Transamerica Asset Allocation Intermediate Horizon
Class R	1,000.00	1,042.50	3.09	1,022.20	3.06	0.60
Class R4	1,000.00	1,043.80	1.80	1,023.40	1.79	0.35

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation Long Horizon
Class R	$1,000.00	$1,058.80	$3.11	$1,022.20	$3.06	0.60%
Class R4	1,000.00	1,060.10	1.82	1,023.40	1.79	0.35

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	1,020.20	3.06	1,022.20	3.06	0.60
Class R4	1,000.00	1,021.50	1.78	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the 12-month period ended October 31, 2021, significant positive performance from equities was supported by the unprecedented monetary and fiscal policy response to the COVID-19 pandemic as well as the roll out of COVID-19 vaccines. Global economic activity remained resilient through rising COVID-19 cases at the beginning of the fiscal year and even through the later emergence of a more infectious Delta variant. Interest rates rose over the fiscal year, leading to muted negative returns from interest-rate sensitive investment grade debt, while more credit sensitive fixed income assets performed well on optimistic economic recovery and growth expectations.

Increased vaccination rates led to U.S. consumer behavior beginning to normalize at the halfway mark in the reporting period after a long period of collective social distancing measures. Inflation pressures began to emerge around this time too due to the rapid pace and vigor of the rebound. Though largely believed by market participants to be “transitory,” inflation pressures remained through the remainder of the fiscal year. A rotation into value equities and then back to growth equities occurred throughout the fiscal year as optimism about reopening drove value stocks higher before growth came back toward the end of the fiscal year.

The last few months of the reporting period saw greater divergence across asset classes. U.S. growth equities and energy-exposed asset classes performed particularly well, while emerging markets equities faced more volatility and poorer returns. Concerns such as possible contagion from the Chinese Evergrande crisis and fears of further regulatory crackdown in China drove emerging markets lower versus developed market equities.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned 14.80%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, returned -0.48% and 12.58%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks current income and the preservation of capital through its strategic allocation to both equity and fixed income asset classes.

Over the 12-month period ended October 31, 2021, the Fund posted positive returns and outperformed its blended benchmark (consisting of 65% Bloomberg US Aggregate Bond Index and 35% MSCI World Index). The Fund outperformed its primary benchmark, Bloomberg US Aggregate Bond Index, due to a relative outperformance of equities compared to fixed income over the fiscal year.

The Fund’s allocations remained relatively steady over the fiscal year, as the Portfolio Managers sought to remain overweight equities and diversified within asset classes. The allocation to small cap equities was increased slightly in February 2021 as part of a pro-cyclical dynamic tilt and there were minor shifts in the allocations across U.S. large cap value funds in March 2021.

The Fund’s positive total returns were driven by equity allocations, and the Fund benefited from remaining overweight equities versus the blended benchmark during the fiscal year. Equity allocations such as U.S. small cap and energy infrastructure funds outperformed the equity portion of the benchmark, though emerging markets equity relatively underperformed given emerging markets-specific risks that arose over the fiscal year.

Fixed income also contributed to positive returns with all fixed income investments returning positively. Investments in allocations such as U.S. high yield, emerging market and inflation-protected debt materially contributed to outperformance versus the fixed income portion of the blended benchmark in an environment marked by rising rates and inflation expectations.

Security selection from underlying funds also overall contributed positively to the Fund’s return. Fixed income funds all outperformed their respective benchmarks except for Transamerica Inflation Opportunities. Equity fund managers had more mixed results with some funds underperforming benchmarks, though the materially sized allocation to Transamerica Large Cap Value outperformed significantly.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Michael Carapucci

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	55.5%
U.S. Equity Funds	22.8
International Equity Funds	12.7
International Fixed Income Funds	6.5
U.S. Mixed Allocation Fund	0.9
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	8.51%	6.01%	5.59%	03/01/2002
Class A (NAV)	14.80%	7.22%	6.19%	03/01/2002
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%
Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark (A)(B)(C)	12.58%	7.87%	6.89%
Class C (POP)	12.98%	6.40%	5.43%	11/11/2002
Class C (NAV)	13.98%	6.40%	5.43%	11/11/2002
Class I (NAV)	15.07%	7.45%	6.46%	11/30/2009
Class R (NAV)	14.50%	6.85%	5.85%	06/15/2006

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index and 35% MSCI World Index.

(C) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 98.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	1,340	$3,128

International Equity Funds - 12.7%
Transamerica Emerging Markets Opportunities (C)	1,256,503	14,851,862
Transamerica International Equity (C)	1,373,544	29,737,218
Transamerica International Growth (C)	2,457,628	24,797,462
Transamerica International Small Cap Value (C)	187,436	3,062,706
Transamerica International Stock (C)	1,463,202	17,309,681

		89,758,929

International Fixed Income Funds - 6.5%
Transamerica Emerging Markets Debt (C)	2,001,054	21,291,214
Transamerica Inflation Opportunities (C)	2,232,822	25,029,935

		46,321,149

U.S. Equity Funds - 22.8%
Transamerica Capital Growth (C)	1,254,776	32,122,256
Transamerica Large Cap Value (C)	3,242,964	45,920,374
Transamerica Mid Cap Growth (C)	162,609	2,533,448
Transamerica Mid Cap Value (C)	343,205	4,468,534
Transamerica Mid Cap Value Opportunities (C)	219,755	3,256,771
Transamerica Small Cap Growth (C)	815,166	8,053,837

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Value (C)	613,036	$8,018,509
Transamerica Sustainable Equity Income (C)	1,601,347	15,260,836
Transamerica US Growth (C)	1,238,445	41,970,897

		161,605,462

U.S. Fixed Income Funds - 55.5%
Transamerica Bond (C)	6,078,387	58,109,376
Transamerica Core Bond (C)	5,713,748	57,137,475
Transamerica High Yield Bond (C)	841,443	7,766,518
Transamerica Intermediate Bond (C)	6,262,682	64,756,133
Transamerica Short-Term Bond (C)	2,084,712	21,138,981
Transamerica Total Return (C)	17,982,871	184,324,432

		393,232,915

U.S. Mixed Allocation Fund - 0.9%
Transamerica Energy Infrastructure (C)	974,047	6,662,478

Total Investment Companies (Cost $599,829,683)		697,584,061

Total Investments (Cost $599,829,683)		697,584,061
Net Other Assets (Liabilities) - 1.6%		11,274,126

Net Assets - 100.0%		$708,858,187

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	72	12/17/2021	$16,139,643	$16,549,200	$409,557	$—

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$697,580,933	$—	$—	$697,580,933

Total	$697,580,933	$—	$—	$697,580,933

Investment Companies Measured at Net Asset Value (E)				3,128

Total Investments				$697,584,061

Other Financial Instruments
Futures Contracts (G)	$409,557	$—	$—	$409,557

Total Other Financial Instruments	$409,557	$—	$—	$409,557

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2021	Shares as of October 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$59,858,192	$1,918,347	$(3,500,000)	$(29,800)	$(137,363)	$58,109,376	6,078,387	$1,847,371	$70,054
Transamerica Capital Growth	31,470,009	6,327,849	(13,000,000)	5,202,252	2,122,146	32,122,256	1,254,776	—	3,827,849
Transamerica Core Bond	56,702,888	3,669,465	—	—	(3,234,878)	57,137,475	5,713,748	1,549,402	2,120,063
Transamerica Emerging Markets Debt	21,728,390	646,227	(1,700,000)	42,334	574,263	21,291,214	2,001,054	761,606	—
Transamerica Emerging Markets Opportunities	14,497,453	100,311	(2,700,000)	491,947	2,462,151	14,851,862	1,256,503	100,311	—
Transamerica Energy Infrastructure	7,221,272	283,721	(4,000,000)	254,659	2,902,826	6,662,478	974,047	413,033	—
Transamerica Event Driven	7,385,753	547,258	(7,771,757)	855,324	(1,016,578)	—	—	242,304	304,954
Transamerica Global Allocation Liquidating Trust	3,797	—	—	—	(669)	3,128	1,340	—	—
Transamerica High Yield Bond	6,943,270	348,035	—	(3)	475,216	7,766,518	841,443	348,046	—
Transamerica Inflation Opportunities	19,500,257	4,930,800	—	—	598,878	25,029,935	2,232,822	630,800	—
Transamerica Intermediate Bond	64,237,751	10,400,162	(6,700,000)	(112,925)	(3,068,855)	64,756,133	6,262,682	2,204,739	1,195,423
Transamerica International Equity	28,291,194	442,880	(8,500,000)	1,237,610	8,265,534	29,737,218	1,373,544	442,880	—
Transamerica International Growth	25,809,852	304,875	(8,500,000)	1,529,174	5,653,561	24,797,462	2,457,628	304,875	—
Transamerica International Small Cap Value	3,696,800	47,910	(2,000,000)	657,485	660,511	3,062,706	187,436	47,910	—
Transamerica International Stock	14,048,329	222,012	(2,000,000)	239,346	4,799,994	17,309,681	1,463,202	222,012	—
Transamerica Large Cap Value	32,489,680	11,954,902	(15,000,000)	2,338,043	14,137,749	45,920,374	3,242,964	454,902	—
Transamerica Mid Cap Growth	4,180,343	218,311	(2,700,000)	653,212	181,582	2,533,448	162,609	67,867	150,444
Transamerica Mid Cap Value	3,728,521	732,689	(1,000,000)	201,017	806,307	4,468,534	343,205	47,943	684,746
Transamerica Mid Cap Value Opportunities	2,201,627	26,172	—	—	1,028,972	3,256,771	219,755	26,172	—
Transamerica Short-Term Bond	18,519,096	2,612,560	—	—	7,325	21,138,981	2,084,712	312,560	—
Transamerica Small Cap Growth	3,500,816	2,832,029	—	—	1,720,992	8,053,837	815,166	—	332,029
Transamerica Small Cap Value	3,696,314	2,012,126	—	—	2,310,069	8,018,509	613,036	12,126	—
Transamerica Small Company Growth Liquidating Trust	1,073	—	—	(15,291)	14,218	—	—	—	—
Transamerica Sustainable Equity Income	33,171,988	422,643	(27,500,000)	(3,667,230)	12,833,435	15,260,836	1,601,347	422,643	—
Transamerica Total Return	183,329,712	21,954,217	(8,150,000)	(96,563)	(12,712,934)	184,324,432	17,982,871	9,764,510	3,137,507
Transamerica US Growth	40,443,188	3,685,590	(12,500,000)	4,730,584	5,611,535	41,970,897	1,238,445	80,910	3,604,680

Total	$686,657,565	$76,641,091	$(127,221,757)	$14,511,175	$46,995,987	$697,584,061	60,402,722	$20,304,922	$15,427,749

(D)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$13,784	$3,128	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the 12-month period ended October 31, 2021, significant positive performance from equities was supported by the unprecedented monetary and fiscal policy response to the COVID-19 pandemic as well as the roll out of COVID-19 vaccines. Global economic activity remained resilient through rising COVID-19 cases at the beginning of the fiscal year and even through the later emergence of a more infectious Delta variant. Interest rates rose over the fiscal year, leading to muted negative returns from interest-rate sensitive investment grade debt, while more credit sensitive fixed income assets performed well on optimistic economic recovery and growth expectations.

Increased vaccination rates led to U.S. consumer behavior beginning to normalize at the halfway mark in the reporting period after a long period of collective social distancing measures. Inflation pressures began to emerge around this time too due to the rapid pace and vigor of the rebound. Though largely believed by market participants to be “transitory,” inflation pressures remained through the remainder of the fiscal year. A rotation into value equities and then back to growth equities occurred throughout the fiscal year as optimism about reopening drove value stocks higher before growth came back toward the end of the fiscal year.

The last few months of the reporting period saw greater divergence across asset classes. U.S. growth equities and energy-exposed asset classes performed particularly well, while emerging markets equities faced more volatility and poorer returns. Concerns such as possible contagion from the Chinese Evergrande crisis and fears of further regulatory crackdown in China drove emerging markets lower versus developed market equities.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation – Growth Portfolio (Class A) returned 40.12%, excluding any sales charges. By comparison, its benchmark, the MSCI World Index, returned 40.42%.

STRATEGY REVIEW

The Fund is an equity focused fund-of-funds that seeks capital appreciation through its strategic allocation to equity asset classes.

Over the 12-month period ended October 31, 2021, the Fund (Class I) posted positive returns and outperformed the MSCI World Index, its primary benchmark, but underperformed the benchmark after fees in the Class A, C, and R share classes.

The Fund’s allocations remained relatively steady over the fiscal year, as the Portfolio Managers sought to remain diversified across equity asset classes. The allocation to small cap equities was increased slightly in February 2021 as part of a pro-cyclical dynamic tilt and there were minor shifts in the allocations across U.S. large cap value funds in March 2021.

All underlying equity investments posted positive returns and the Fund overall benefited from diversification beyond developed large cap equities during the fiscal year. Allocations such as U.S. small cap and energy infrastructure funds outperformed the benchmark, though emerging markets equity relatively underperformed given emerging markets-specific risks that arose over the fiscal year.

Security selection from underlying funds was mixed. While U.S. large cap indices performed relatively well, both Transamerica US Growth and Transamerica Capital Growth underperformed the Russell 1000® Growth Index. Allocations to U.S. value funds overall performed well, and the materially sized allocation to Transamerica Large Cap Value outperformed its benchmark significantly.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Michael Carapucci

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	62.4%
International Equity Funds	32.4
U.S. Mixed Allocation Fund	3.7
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	32.41%	11.98%	10.74%	03/01/2002
Class A (NAV)	40.12%	13.26%	11.37%	03/01/2002
MSCI World Index (A)	40.42%	15.45%	12.19%
Class C (POP)	38.09%	12.41%	10.56%	11/11/2002
Class C (NAV)	39.09%	12.41%	10.56%	11/11/2002
Class I (NAV)	40.62%	13.58%	11.70%	11/30/2009
Class R (NAV)	39.84%	12.98%	11.08%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 98.5%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	874	$2,041

International Equity Funds - 32.4%
Transamerica Emerging Markets Opportunities (C)	5,711,720	67,512,530
Transamerica International Equity (C)	6,937,067	150,187,493
Transamerica International Growth (C)	12,615,705	127,292,467
Transamerica International Small Cap Value (C)	1,671,718	27,315,870
Transamerica International Stock (C)	2,332,379	27,592,048

		399,900,408

U.S. Equity Funds - 62.4%
Transamerica Capital Growth (C)	5,955,830	152,469,240
Transamerica Large Cap Value (C)	16,508,120	233,754,982
Transamerica Mid Cap Growth (C)	540,736	8,424,670
Transamerica Mid Cap Value (C)	3,071,371	39,989,252

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value Opportunities (C)	657,891	$ 9,749,944
Transamerica Small Cap Growth (C)	1,594,601	15,754,660
Transamerica Small Cap Value (C)	1,173,182	15,345,225
Transamerica Sustainable Equity Income (C)	7,704,234	73,421,354
Transamerica US Growth (C)	6,497,333	220,194,616

		769,103,943

U.S. Mixed Allocation Fund - 3.7%
Transamerica Energy Infrastructure (C)	6,674,441	45,653,179

Total Investment Companies (Cost $821,011,946)		1,214,659,571

Total Investments (Cost $821,011,946)		1,214,659,571
Net Other Assets (Liabilities) - 1.5%		18,352,392

Net Assets - 100.0%		$1,233,011,963

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	125	12/17/2021	$28,020,214	$28,731,250	$711,036	$—

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,214,657,530	$—	$—	$1,214,657,530

Total	$1,214,657,530	$—	$—	$1,214,657,530

Investment Companies Measured at Net Asset Value (E)				2,041

Total Investments				$1,214,659,571

Other Financial Instruments
Futures Contracts (G)	$711,036	$—	$—	$711,036

Total Other Financial Instruments	$711,036	$—	$—	$711,036

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2021	Shares as of October 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Capital Growth	$115,107,712	$30,766,083	$(23,500,000)	$7,973,298	$22,122,147	$152,469,240	5,955,830	$—	$15,766,083
Transamerica Emerging Markets Opportunities	64,428,660	412,412	(9,300,000)	800,852	11,170,606	67,512,530	5,711,720	412,412	—
Transamerica Energy Infrastructure	35,044,161	739,486	(7,000,000)	412,433	16,457,099	45,653,179	6,674,441	1,206,366	—
Transamerica Event Driven	14,361,571	1,064,142	(15,112,812)	1,482,950	(1,795,851)	—	—	471,160	592,982
Transamerica Global Allocation Liquidating Trust	2,478	—	—	—	(437)	2,041	874	—	—
Transamerica International Equity	124,185,973	1,944,051	(19,000,000)	1,219,978	41,837,491	150,187,493	6,937,067	1,944,051	—
Transamerica International Growth	101,445,426	7,758,308	(11,500,000)	551,769	29,036,964	127,292,467	12,615,705	1,158,308	—
Transamerica International Small Cap Value	19,775,119	256,283	—	—	7,284,468	27,315,870	1,671,718	256,283	—
Transamerica International Stock	19,902,200	314,524	—	—	7,375,324	27,592,048	2,332,379	314,524	—
Transamerica Large Cap Value	130,971,301	62,677,163	(34,000,000)	6,037,246	68,069,272	233,754,982	16,508,120	2,077,163	—
Transamerica Mid Cap Growth	8,257,522	431,234	(2,500,000)	792,929	1,442,985	8,424,670	540,736	134,058	297,176
Transamerica Mid Cap Value	29,197,387	5,737,562	(3,000,000)	320,724	7,733,579	39,989,252	3,071,371	375,434	5,362,128
Transamerica Mid Cap Value Opportunities	10,064,951	119,646	(5,000,000)	1,532,594	3,032,753	9,749,944	657,891	119,646	—
Transamerica Small Cap Growth	7,484,126	4,709,819	—	—	3,560,715	15,754,660	1,594,601	—	709,819
Transamerica Small Cap Value	7,626,387	3,025,020	—	—	4,693,818	15,345,225	1,173,182	25,020	—
Transamerica Small Company Growth Liquidating Trust	3,587	—	—	(51,111)	47,524	—	—	—	—
Transamerica Sustainable Equity Income	125,180,812	1,907,860	(91,000,000)	(16,134,777)	53,467,459	73,421,354	7,704,234	1,907,860	—
Transamerica US Growth	171,374,146	17,175,312	(17,500,000)	5,406,157	43,739,001	220,194,616	6,497,333	377,049	16,798,263

Total	$984,413,519	$139,038,905	$(238,412,812)	$10,345,042	$319,274,917	$1,214,659,571	79,647,202	$10,779,334	$39,526,451

(D)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$8,994	$2,041	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the 12-month period ended October 31, 2021, significant positive performance from equities was supported by the unprecedented monetary and fiscal policy response to the COVID-19 pandemic as well as the roll out of COVID-19 vaccines. Global economic activity remained resilient through rising COVID-19 cases at the beginning of the fiscal year and even through the later emergence of a more infectious Delta variant. Interest rates rose over the fiscal year, leading to muted negative returns from interest-rate sensitive investment grade debt, while more credit sensitive fixed income assets performed well on optimistic economic recovery and growth expectations.

Increased vaccination rates led to U.S. consumer behavior beginning to normalize at the halfway mark in the reporting period after a long period of collective social distancing measures. Inflation pressures began to emerge around this time too due to the rapid pace and vigor of the rebound. Though largely believed by market participants to be “transitory,” inflation pressures remained through the remainder of the fiscal year. A rotation into value equities and then back to growth equities occurred throughout the fiscal year as optimism about reopening drove value stocks higher before growth came back toward the end of the fiscal year.

The last few months of the reporting period saw greater divergence across asset classes. U.S. growth equities and energy-exposed asset classes performed particularly well, while emerging markets equities faced more volatility and poorer returns. Concerns such as possible contagion from the Chinese Evergrande crisis and fears of further regulatory crackdown in China drove emerging markets lower versus developed market equities.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned 29.05%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark, returned 40.42% and 26.96%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation with current income as a secondary objective through its strategic allocation to both equity and fixed income asset classes.

Over the 12-month period ended October 31, 2021, the Fund posted positive returns and outperformed its blended benchmark (consisting of 30% Bloomberg US Aggregate Bond Index, 70% MSCI World Index). The Fund underperformed its primary benchmark, MSCI World Index, due to a relative outperformance of equities compared to fixed income.

The Fund’s allocations remained relatively steady over the fiscal year, as the Portfolio Managers sought to remain overweight equities and diversified within asset classes. The allocation to small cap equities was increased slightly in February 2021 as part of a pro-cyclical dynamic tilt and there were minor shifts in the allocations across U.S. large cap value funds in March 2021.

The Fund’s positive total returns were driven by equity allocations, and the Fund benefited from remaining overweight equities versus the blended benchmark during the fiscal year. Equity allocations such as U.S. small cap and energy infrastructure funds outperformed the equity portion of the benchmark, though emerging markets equity relatively underperformed given emerging markets-specific risks that arose over the fiscal year.

Fixed income also contributed to positive returns with all fixed income investments returning positively. Investments in allocations such as U.S. high yield, emerging market and inflation-protected debt materially contributed to outperformance versus the fixed income portion of the blended benchmark in an environment marked by rising rates and inflation expectations.

Security selection from underlying funds also overall contributed positively to the Fund’s return. Fixed income funds all outperformed their respective benchmarks except for Transamerica Inflation Opportunities. Equity fund managers had more mixed results with some funds underperforming benchmarks, though the materially sized allocation to Transamerica Large Cap Value outperformed significantly.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Michael Carapucci

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.3%
International Equity Funds	24.9
U.S. Fixed Income Funds	21.7
International Fixed Income Funds	4.8
U.S. Mixed Allocation Fund	3.0
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	21.96%	9.56%	8.75%	03/01/2002
Class A (NAV)	29.05%	10.81%	9.37%	03/01/2002
MSCI World Index (A)	40.42%	15.45%	12.19%
Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark (A)(B)(C)	26.96%	12.48%	10.60%
Class C (POP)	27.03%	9.98%	8.56%	11/11/2002
Class C (NAV)	28.03%	9.98%	8.56%	11/11/2002
Class I (NAV)	29.42%	11.11%	9.66%	11/30/2009
Class R (NAV)	28.63%	10.51%	9.09%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark is composed of the following benchmarks: 70% MSCI World Index and 30% Bloomberg US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 98.7%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	5,843	$13,641

International Equity Funds - 24.9%
Transamerica Emerging Markets Opportunities (C)	6,127,040	72,421,610
Transamerica International Equity (C)	8,608,698	186,378,310
Transamerica International Growth (C)	15,764,290	159,061,684
Transamerica International Small Cap Value (C)	1,549,779	25,323,385
Transamerica International Stock (C)	4,570,528	54,069,348

		497,254,337

International Fixed Income Funds - 4.8%
Transamerica Emerging Markets Debt (C)	6,388,742	67,976,211
Transamerica Inflation Opportunities (C)	2,576,840	28,886,378

		96,862,589

U.S. Equity Funds - 44.3%
Transamerica Capital Growth (C)	7,173,705	183,646,849
Transamerica Large Cap Value (C)	18,811,761	266,374,532
Transamerica Mid Cap Growth (C)	953,118	14,849,573
Transamerica Mid Cap Value (C)	3,473,058	45,219,214
Transamerica Mid Cap Value Opportunities (C)	800,341	11,861,053

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (C)	2,254,083	$ 22,270,339
Transamerica Small Cap Value (C)	1,694,252	22,160,814
Transamerica Sustainable Equity Income (C)	9,487,358	90,414,518
Transamerica US Growth (C)	6,723,347	227,854,231

		884,651,123

U.S. Fixed Income Funds - 21.7%
Transamerica Bond (C)	6,373,729	60,932,853
Transamerica Core Bond (C)	7,470,043	74,700,428
Transamerica High Yield Bond (C)	2,163,710	19,971,045
Transamerica Intermediate Bond (C)	8,564,441	88,556,316
Transamerica Short-Term Bond (C)	1,600,664	16,230,730
Transamerica Total Return (C)	16,909,587	173,323,268

		433,714,640

U.S. Mixed Allocation Fund - 3.0%
Transamerica Energy Infrastructure (C)	8,624,863	58,994,061

Total Investment Companies (Cost $1,468,591,115)		1,971,490,391

Total Investments (Cost $1,468,591,115)		1,971,490,391
Net Other Assets (Liabilities) - 1.3%		26,868,697

Net Assets - 100.0%		$1,998,359,088

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	150	12/17/2021	$33,624,257	$34,477,500	$853,243	$—

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,971,476,750	$—	$—	$1,971,476,750

Total	$1,971,476,750	$—	$—	$1,971,476,750

Investment Companies Measured at Net Asset Value (E)				13,641

Total Investments				$1,971,490,391

Other Financial Instruments
Futures Contracts (G)	$853,243	$—	$—	$853,243

Total Other Financial Instruments	$853,243	$—	$—	$853,243

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2021	Shares as of October 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$54,298,716	$6,903,592	$—	$(9)	$(269,446)	$60,932,853	6,373,729	$1,833,502	$69,303
Transamerica Capital Growth	159,133,345	36,796,190	(52,000,000)	20,163,040	19,554,274	183,646,849	7,173,705	—	21,796,190
Transamerica Core Bond	64,281,786	14,369,002	—	—	(3,950,360)	74,700,428	7,470,043	1,965,571	2,403,430
Transamerica Emerging Markets Debt	60,581,317	5,992,860	—	—	1,402,034	67,976,211	6,388,742	2,198,171	—
Transamerica Emerging Markets Opportunities	69,988,552	484,264	(12,500,000)	2,462,104	11,986,690	72,421,610	6,127,040	484,264	—
Transamerica Energy Infrastructure	45,495,386	405,166	(9,000,000)	941,590	21,151,919	58,994,061	8,624,863	1,232,113	—
Transamerica Event Driven	18,059,393	1,338,138	(19,004,068)	1,858,537	(2,252,000)	—	—	592,475	745,663
Transamerica Global Allocation Liquidating Trust	16,564	—	—	—	(2,923)	13,641	5,843	—	—
Transamerica High Yield Bond	17,854,122	894,951	—	(10)	1,221,982	19,971,045	2,163,710	894,977	—
Transamerica Inflation Opportunities	17,871,225	10,605,512	—	—	409,641	28,886,378	2,576,840	605,513	—
Transamerica Intermediate Bond	74,374,257	18,116,492	—	—	(3,934,433)	88,556,316	8,564,441	2,732,436	1,384,056
Transamerica International Equity	158,458,111	2,480,559	(29,000,000)	2,431,481	52,008,159	186,378,310	8,608,698	2,480,559	—
Transamerica International Growth	142,963,117	1,688,729	(27,000,000)	2,737,506	38,672,332	159,061,684	15,764,290	1,688,729	—
Transamerica International Small Cap Value	22,031,618	285,527	(5,000,000)	1,610,381	6,395,859	25,323,385	1,549,779	285,527	—
Transamerica International Stock	42,749,452	675,590	(5,000,000)	724,956	14,919,350	54,069,348	4,570,528	675,590	—
Transamerica Large Cap Value	163,135,047	62,518,097	(50,000,000)	9,640,678	81,080,710	266,374,532	18,811,761	2,518,097	—
Transamerica Mid Cap Growth	11,099,339	579,642	—	—	3,170,592	14,849,573	953,118	180,193	399,449
Transamerica Mid Cap Value	36,478,819	7,168,432	(8,000,000)	1,330,197	8,241,766	45,219,214	3,473,058	469,063	6,699,369
Transamerica Mid Cap Value Opportunities	13,576,397	161,387	(8,000,000)	2,452,150	3,671,119	11,861,053	800,341	161,387	—
Transamerica Short-Term Bond	15,949,257	267,376	—	—	14,097	16,230,730	1,600,664	267,376	—
Transamerica Small Cap Growth	8,904,030	8,844,488	—	—	4,521,821	22,270,339	2,254,083	—	844,488
Transamerica Small Cap Value	9,231,988	7,030,287	—	—	5,898,539	22,160,814	1,694,252	30,287	—
Transamerica Small Company Growth Liquidating Trust	3,270	—	—	(46,600)	43,330	—	—	—	—
Transamerica Sustainable Equity Income	159,675,019	2,342,232	(119,000,000)	(19,530,694)	66,927,961	90,414,518	9,487,358	2,342,232	—
Transamerica Total Return	162,234,747	22,838,525	—	—	(11,750,004)	173,323,268	16,909,587	9,052,537	2,785,988
Transamerica US Growth	183,719,137	26,712,541	(35,000,000)	10,184,615	42,237,938	227,854,231	6,723,347	404,209	18,008,332

Total	$1,712,164,011	$239,499,579	$(378,504,068)	$36,959,922	$361,370,947	$1,971,490,391	148,669,820	$33,094,808	$55,136,268

(D)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$60,118	$13,641	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the 12-month period ended October 31, 2021, significant positive performance from equities was supported by the unprecedented monetary and fiscal policy response to the COVID-19 pandemic as well as the roll out of COVID-19 vaccines. Global economic activity remained resilient through rising COVID-19 cases at the beginning of the fiscal year and even through the later emergence of a more infectious Delta variant. Interest rates rose over the fiscal year, leading to muted negative returns from interest-rate sensitive investment grade debt, while more credit sensitive fixed income assets performed well on optimistic economic recovery and growth expectations.

Increased vaccination rates led to U.S. consumer behavior beginning to normalize at the halfway mark in the reporting period after a long period of collective social distancing measures. Inflation pressures began to emerge around this time too due to the rapid pace and vigor of the rebound. Though largely believed by market participants to be “transitory,” inflation pressures remained through the remainder of the fiscal year. A rotation into value equities and then back to growth equities occurred throughout the fiscal year as optimism about reopening drove value stocks higher before growth came back toward the end of the fiscal year.

The last few months of the reporting period saw greater divergence across asset classes. U.S. growth equities and energy-exposed asset classes performed particularly well, while emerging markets equities faced more volatility and poorer returns. Concerns such as possible contagion from the Chinese Evergrande crisis and fears of further regulatory crackdown in China drove emerging markets lower versus developed market equities.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned 20.68%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark, returned 40.42% and 18.57%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation and current income through its strategic allocation to both equity and fixed income asset classes.

Over the 12-month period ended October 31, 2021, the Fund posted positive returns and outperformed its blended benchmark (consisting of 50% Bloomberg US Aggregate Bond Index, 50% MSCI World Index). The Fund underperformed its primary benchmark, MSCI World Index, due to a relative outperformance of equities compared to fixed income.

The Fund’s allocations remained relatively steady over the fiscal year, as the Portfolio Managers sought to remain overweight equities and diversified within asset classes. The allocation to small cap equities was increased slightly in February 2021 as part of a pro-cyclical dynamic tilt and there were minor shifts in the allocations across U.S. large cap value funds in March 2021.

The Fund’s positive total returns were driven by equity allocations, and the Fund benefited from remaining overweight equities versus the blended benchmark during the fiscal year. Equity allocations such as U.S. small cap and energy infrastructure funds outperformed the equity portion of the benchmark, though emerging markets equity relatively underperformed given emerging markets-specific risks that arose over the fiscal year.

Fixed income also contributed to positive returns with all fixed income investments returning positively. Investments in allocations such as U.S. high yield, emerging market and inflation-protected debt materially contributed to outperformance versus the fixed income portion of the blended benchmark in an environment marked by rising rates and inflation expectations.

Security selection from underlying funds also overall contributed positively to the Fund’s return. Fixed income funds all outperformed their respective benchmarks except for Transamerica Inflation Opportunities. Equity fund managers had more mixed results with some funds underperforming benchmarks, though the materially sized allocation to Transamerica Large Cap Value outperformed significantly.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Michael Carapucci

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	40.7%
U.S. Equity Funds	31.4
International Equity Funds	18.2
International Fixed Income Funds	6.2
U.S. Mixed Allocation Fund	2.2
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	14.02%	7.49%	6.93%	03/01/2002
Class A (NAV)	20.68%	8.71%	7.54%	03/01/2002
MSCI World Index (A)	40.42%	15.45%	12.19%
Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark (A)(B)(C)	18.57%	9.84%	8.47%
Class C (POP)	18.75%	7.87%	6.75%	11/11/2002
Class C (NAV)	19.75%	7.87%	6.75%	11/11/2002
Class I (NAV)	21.03%	8.98%	7.81%	11/30/2009
Class R (NAV)	20.34%	8.43%	7.28%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index and 50% MSCI World Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 98.7%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	3,627	$8,468

International Equity Funds - 18.2%
Transamerica Emerging Markets Opportunities (C)	3,428,261	40,522,043
Transamerica International Equity (C)	4,015,020	86,925,174
Transamerica International Growth (C)	7,022,713	70,859,179
Transamerica International Small Cap Value (C)	796,253	13,010,780
Transamerica International Stock (C)	2,608,033	30,853,030

		242,170,206

International Fixed Income Funds - 6.2%
Transamerica Emerging Markets Debt (C)	4,303,907	45,793,570
Transamerica Inflation Opportunities (C)	3,201,564	35,889,529

		81,683,099

U.S. Equity Funds - 31.4%
Transamerica Capital Growth (C)	3,068,117	78,543,800
Transamerica Large Cap Value (C)	8,154,145	115,462,693
Transamerica Mid Cap Growth (C)	638,418	9,946,549
Transamerica Mid Cap Value (C)	1,773,929	23,096,559
Transamerica Mid Cap Value Opportunities (C)	105,769	1,567,496

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (C)	1,512,476	$ 14,943,259
Transamerica Small Cap Value (C)	1,092,033	14,283,786
Transamerica Sustainable Equity Income (C)	4,415,889	42,083,423
Transamerica US Growth (C)	3,437,626	116,501,131

		416,428,696

U.S. Fixed Income Funds - 40.7%
Transamerica Bond (C)	9,981,481	95,422,958
Transamerica Core Bond (C)	8,963,049	89,630,490
Transamerica High Yield Bond (C)	1,562,680	14,423,533
Transamerica Intermediate Bond (C)	9,209,745	95,228,765
Transamerica Short-Term Bond (C)	4,175,860	42,343,216
Transamerica Total Return (C)	19,786,538	202,812,013

		539,860,975

U.S. Mixed Allocation Fund - 2.2%
Transamerica Energy Infrastructure (C)	4,224,552	28,895,933

Total Investment Companies (Cost $1,046,662,731)		1,309,047,377

Total Investments (Cost $1,046,662,731)		1,309,047,377
Net Other Assets (Liabilities) - 1.3%		17,286,422

Net Assets - 100.0%		$1,326,333,799

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	112	12/17/2021	$25,106,112	$25,743,200	$637,088	$—

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,309,038,909	$—	$—	$1,309,038,909

Total	$1,309,038,909	$—	$—	$1,309,038,909

Investment Companies Measured at Net Asset Value (E)				8,468

Total Investments				$1,309,047,377

Other Financial Instruments
Futures Contracts (G)	$637,088	$—	$—	$637,088

Total Other Financial Instruments	$637,088	$—	$—	$637,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2021	Shares as of October 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$87,816,898	$7,987,409	$—	$—	$(381,349)	$95,422,958	9,981,481	$2,877,566	$108,531
Transamerica Capital Growth	72,425,070	17,419,923	(28,500,000)	9,070,402	8,128,405	78,543,800	3,068,117	—	9,919,923
Transamerica Core Bond	83,988,609	18,611,838	(8,000,000)	(140,840)	(4,829,117)	89,630,490	8,963,049	2,471,590	3,140,248
Transamerica Emerging Markets Debt	43,321,827	1,356,435	—	—	1,115,308	45,793,570	4,303,907	1,547,485	—
Transamerica Emerging Markets Opportunities	38,475,643	266,221	(6,000,000)	1,083,467	6,696,712	40,522,043	3,428,261	266,220	—
Transamerica Energy Infrastructure	25,618,723	852,849	(9,000,000)	(385,701)	11,810,062	28,895,933	4,224,552	1,394,192	—
Transamerica Event Driven	13,000,074	963,260	(13,680,189)	1,373,465	(1,656,610)	—	—	426,494	536,766
Transamerica Global Allocation Liquidating Trust	10,282	—	—	—	(1,814)	8,468	3,627	—	—
Transamerica High Yield Bond	12,894,643	646,355	(1)	(6)	882,542	14,423,533	1,562,680	646,372	—
Transamerica Inflation Opportunities	27,735,946	7,398,541	—	—	755,042	35,889,529	3,201,564	898,540	—
Transamerica Intermediate Bond	91,574,598	8,055,822	—	—	(4,401,655)	95,228,765	9,209,745	3,101,678	1,704,144
Transamerica International Equity	80,267,589	1,256,537	(22,000,000)	2,756,299	24,644,749	86,925,174	4,015,020	1,256,537	—
Transamerica International Growth	64,244,924	708,277	(12,400,000)	1,151,227	17,154,751	70,859,179	7,022,713	708,277	—
Transamerica International Small Cap Value	12,378,211	160,420	(4,000,000)	1,288,305	3,183,844	13,010,780	796,253	160,420	—
Transamerica International Stock	24,598,584	388,743	(3,000,000)	355,793	8,509,910	30,853,030	2,608,033	388,743	—
Transamerica Large Cap Value	71,914,846	32,110,887	(28,500,000)	5,671,133	34,265,827	115,462,693	8,154,145	1,110,887	—
Transamerica Mid Cap Growth	9,412,367	491,544	(2,500,000)	777,853	1,764,785	9,946,549	638,418	152,806	338,737
Transamerica Mid Cap Value	17,142,662	3,368,695	(2,000,000)	323,516	4,261,686	23,096,559	1,773,929	220,429	3,148,266
Transamerica Mid Cap Value Opportunities	6,232,392	74,086	(7,500,000)	2,340,978	420,040	1,567,496	105,769	74,087	—
Transamerica Short-Term Bond	36,704,811	5,640,356	—	(2)	(1,949)	42,343,216	4,175,860	640,790	—
Transamerica Small Cap Growth	6,237,340	5,591,570	—	—	3,114,349	14,943,259	1,512,476	—	591,570
Transamerica Small Cap Value	6,292,365	4,020,643	—	—	3,970,778	14,283,786	1,092,033	20,643	—
Transamerica Small Company Growth Liquidating Trust	2,026	—	—	(28,869)	26,843	—	—	—	—
Transamerica Sustainable Equity Income	79,936,250	1,096,524	(62,000,000)	(9,934,436)	32,985,085	42,083,423	4,415,889	1,096,524	—
Transamerica Total Return	198,955,965	29,183,943	(11,000,000)	(370,135)	(13,957,760)	202,812,013	19,786,538	10,190,924	3,397,897
Transamerica US Growth	103,256,423	9,743,608	(24,750,000)	10,027,026	18,224,074	116,501,131	3,437,626	227,179	10,121,297

Total	$1,214,439,068	$157,394,486	$(244,830,190)	$25,359,475	$156,684,538	$1,309,047,377	107,481,685	$29,878,383	$33,007,379

(D)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$37,318	$8,468	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

As the fiscal year ended October 31, 2021 began, global markets were rebounding from the COVID-19 pandemic lows from the spring of 2020. In the U.S., a second wave of COVID-19 cases saw the S&P 500® Index correct by about 7%. The sell-off was short lived, however, and markets rallied aggressively into 2020 year-end, driven by economic recovery and robust corporate earnings growth. Interest rates, which had been sitting near all-time lows across much of the yield curve during the depths of the 2020 pandemic, were in the early stages of a rebound, though the benchmark 10-year U.S. Treasury rate remained somewhat suppressed, closing out 2020 at 0.93%.

As the calendar turned to 2021, U.S. equity markets continued to rally to new highs in the first quarter, with only muted declines during the quarter. Interest rates, however, rose rapidly during the quarter with the yield on the 10-year U.S. Treasury moving from 0.93% to 1.74%. This created a challenging environment for fixed income investors who saw bond prices decline. The increase in rates came with forecasts for growing inflationary pressures caused by a combination of strong consumer demand for goods and constrained supply chains which were still grappling with getting back up to speed as the economy reopened.

First quarter concerns around rising inflation were prescient in hindsight, as the April Consumer Price Index (“CPI”) produced the first 12-month reading above 4% in over a decade, and these elevated readings continued through the end of the fiscal year, with the September CPI showing an annual increase of 5.4%. Third quarter gross domestic product (“GDP”) slowed to an annualized rate of about 2.0% which was a material decline from the strong second quarter reading of 6.7%.

As the 12-month period ended October 31, 2021, ended, the Federal Reserve (“Fed”) found itself in the increasingly uncomfortable position of considering how and when to back off some of the extraordinary support it has provided since the COVID pandemic began. The goal of the Fed is now to temper inflationary pressures without negatively impacting economic growth; however, achieving such an outcome is often a challenging endeavor. As the fiscal year ended, the market was expecting a tapering of the Fed’s quantitative easing (“QE”) program to begin sometime in the fourth quarter of 2021. The S&P 500® Index closed the fiscal year ended October 31, 2021, at all-time highs despite concerns around inflation and an anticipated tapering in QE.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned 22.33%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 42.91%, -0.48% and 20.96%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the magnitude of the rebound in risk assets during the period, all underlying holdings achieved a positive return for the 12-month period ended October 31, 2021. The Fund’s best-performing holding, with a 3% target weight, was Transamerica Small Cap Value which produced a gain of 59.37% as value oriented sectors like energy, materials and financials were top performers during the period. With a target weighting of 13% and a return of 43.70% during the fiscal year, Transamerica Large Value Opportunities was the top contributor to the Fund’s overall performance.

The Fund’s top performing underlying fixed income holding in the portfolio, with a target weight of 6%, was Transamerica High Yield Bond which returned 11.87%. Performance was driven by a rally in lower-quality credits spurred on by accommodative Fed policy and a cyclical recovery in both the economy and corporate earnings. The top fixed income contributor to overall Fund returns during the period was Transamerica Inflation-Protected Securities which carried a target weight of 11.8% and a return of 6.16%.

The weakest performing non-money market holding during the period was Transamerica Intermediate Bond which returned 0.45% and had a target allocation of 24%. While this holding was able to achieve a positive return, rising interest rates throughout the period

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

STRATEGY REVIEW (continued)

served as a headwind. While all underlying equity funds produced double digit returns for the fiscal year due to the aggressive rebound in risk assets following the COVID-19 pandemic, the weakest underlying equity holding was Transamerica Mid Cap Growth, which produced a gain of 33.64% and carried a target weight of 3%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.8%
U.S. Equity Funds	41.1
International Equity Fund	12.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	22.01%	N/A	9.50%	05/19/2017
Class R4 (NAV)	22.33%	10.15%	8.28%	09/11/2000
S&P 500® (A)	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index (B)	(0.48)%	3.10%	3.00%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)(I)	20.96%	10.30%	8.67%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg US Aggregate Bond Index, 12% MSCI World Index ex-US, 10% Bloomberg US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% ICE BofAML 3-Month Treasury Bill Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 38% Russell 3000® Index, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-US, 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year US Treasury Index, 6% ICE BofAML High Yield Master II Index and 2% FTSE 3-Month Treasury Bill Index (formerly, Citigroup 3-Month Treasury Bill Index).

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-US captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 12.9%
Transamerica International Equity (A)	2,005,982	$ 43,750,479

Money Market Fund - 0.2%
Transamerica Government Money Market, 0.64% (A) (B)	553,667	553,667

U.S. Equity Funds - 41.1%
Transamerica Large Growth (A)	2,311,505	47,524,549
Transamerica Large Value Opportunities (A)	4,146,031	47,637,892
Transamerica Mid Cap Growth (A)	717,968	11,164,405
Transamerica Mid Cap Value Opportunities (A)	712,090	10,603,024
Transamerica Small Cap Growth (A)	1,180,326	11,649,815
Transamerica Small Cap Value (A)	800,141	10,481,836

		139,061,521

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 45.8%
Transamerica High Quality Bond (A)	2,493,318	$ 24,633,981
Transamerica High Yield Bond (A)	2,112,804	19,501,180
Transamerica Inflation-Protected Securities (A)	3,313,409	36,878,241
Transamerica Intermediate Bond (A)	7,149,696	74,070,856

		155,084,258

Total Investment Companies (Cost $279,165,881)		338,449,925

Total Investments (Cost $279,165,881)		338,449,925
Net Other Assets (Liabilities) - (0.0)% (C)		(168,576)

Net Assets - 100.0%		$ 338,281,349

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$338,449,925	$—	$—	$338,449,925

Total Investments	$338,449,925	$—	$—	$338,449,925

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

As the fiscal year ended October 31, 2021 began, global markets were rebounding from the COVID-19 pandemic lows from the spring of 2020. In the U.S., a second wave of COVID-19 cases saw the S&P 500® Index correct by about 7%. The sell-off was short lived, however, and markets rallied aggressively into 2020 year-end, driven by economic recovery and robust corporate earnings growth. Interest rates, which had been sitting near all-time lows across much of the yield curve during the depths of the 2020 pandemic, were in the early stages of a rebound, though the benchmark 10-year U.S. Treasury rate remained somewhat suppressed, closing out 2020 at 0.93%.

As the calendar turned to 2021, U.S. equity markets continued to rally to new highs in the first quarter, with only muted declines during the quarter. Interest rates, however, rose rapidly during the quarter with the yield on the 10-year U.S. Treasury moving from 0.93% to 1.74%. This created a challenging environment for fixed income investors who saw bond prices decline. The increase in rates came with forecasts for growing inflationary pressures caused by a combination of strong consumer demand for goods and constrained supply chains which were still grappling with getting back up to speed as the economy reopened.

First quarter concerns around rising inflation were prescient in hindsight, as the April Consumer Price Index (“CPI”) produced the first 12-month reading above 4% in over a decade, and these elevated readings continued through the end of the fiscal year, with the September CPI showing an annual increase of 5.4%. Third quarter gross domestic product (“GDP”) slowed to an annualized rate of about 2.0% which was a material decline from the strong second quarter reading of 6.7%.

As the 12-month period ended October 31, 2021, ended, the Federal Reserve (“Fed”) found itself in the increasingly uncomfortable position of considering how and when to back off some of the extraordinary support it had provided since the COVID pandemic began. The goal of the Fed is now to temper inflationary pressures without negatively impacting economic growth; however, achieving such an outcome is often a challenging endeavor. As the fiscal year ended, the market was expecting a tapering of the Fed’s quantitative easing (“QE”) program to begin sometime in the fourth quarter of 2021. The S&P 500® Index closed the fiscal year ended October 31, 2021, at all-time highs despite concerns around inflation and an anticipated tapering of QE.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation Long Horizon (Class R4) returned 37.96%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 42.91% and 37.59%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the magnitude of the rebound in risk assets during the period, all underlying holdings were able to achieve a positive return for the 12-month period ended October 31, 2021. The Fund’s best-performing holding, with a 6% target weight, was Transamerica Small Cap Value which produced a gain of 59.37% as value-oriented sectors like energy, materials and financials were top performers during the period. With a target weighting of 21% and a return of 43.70% during the fiscal year, Transamerica Large Value Opportunities was the top contributor to the Fund’s overall performance.

The Fund’s top performing underlying fixed income holding in the portfolio, with a target weight of 2%, was Transamerica High Yield Bond which returned 11.87%. It was also the top fixed income contributor to overall Fund returns during the period, driven by a rally in lower-quality credits spurred on by accommodative Fed policy and a cyclical recovery in both the economy and corporate earnings.

The weakest performing non-money market holding during the period was Transamerica Intermediate Bond which returned 0.45% and had a target allocation of 4%. While this holding was able to achieve a positive return, rising interest rates throughout the period served

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Long Horizon

(unaudited)

STRATEGY REVIEW (continued)

as a headwind. While all underlying equity funds produced double digit returns during the fiscal year due to the aggressive rebound in risk assets following the COVID-19 pandemic, the weakest underlying equity fund was Transamerica Mid Cap Growth, which produced a gain of 33.64% and carried a target weight of 6%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	68.9%
International Equity Fund	21.9
U.S. Fixed Income Funds	9.1
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	37.55%	N/A	13.45%	05/19/2017
Class R4 (NAV)	37.96%	14.75%	11.74%	09/11/2000
S&P 500® (A)	42.91%	18.93%	16.21%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)	37.59%	15.41%	12.84%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-US, 4% Bloomberg US Aggregate Bond Index, 2% Bloomberg US Treasury Inflation Protected Securities Index, 2% ICE BofAML 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 66% Russell 3000® Index, 24% MSCI World Index ex-US, 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% FTSE 3-Month Treasury Bill Index (formerly, Citigroup 3-Month Treasury Bill Index) and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 21.9%
Transamerica International Equity (A)	2,097,538	$45,747,310

Money Market Fund - 0.1%
Transamerica Government Money Market, 0.64% (A) (B)	216,287	216,287

U.S. Equity Funds - 68.9%
Transamerica Large Growth (A)	2,269,254	46,655,867
Transamerica Large Value Opportunities (A)	3,838,282	44,101,856
Transamerica Mid Cap Growth (A)	879,558	13,677,123
Transamerica Mid Cap Value Opportunities (A)	872,496	12,991,465
Transamerica Small Cap Growth (A)	1,391,631	13,735,398
Transamerica Small Cap Value (A)	970,430	12,712,636

		143,874,345

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.1%
Transamerica High Quality Bond (A)	98,366	$971,853
Transamerica High Yield Bond (A)	420,159	3,878,066
Transamerica Inflation-Protected Securities (A)	571,753	6,363,606
Transamerica Intermediate Bond (A)	753,804	7,809,413

		19,022,938

Total Investment Companies (Cost $154,842,486)		208,860,880

Total Investments (Cost $154,842,486)		208,860,880
Net Other Assets (Liabilities) - (0.0)% (C)		(103,263)

Net Assets - 100.0%		$208,757,617

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$208,860,880	$—	$—	$208,860,880

Total Investments	$208,860,880	$—	$—	$208,860,880

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

As the fiscal year ended October 31, 2021 began, global markets were rebounding from the COVID-19 pandemic lows from the spring of 2020. In the U.S., a second wave of COVID-19 cases saw the S&P 500® Index correct by about 7%. The sell-off was short lived, however, and markets rallied aggressively into 2020 year-end, driven by economic recovery and robust corporate earnings growth. Interest rates, which had been sitting near all-time lows across much of the yield curve during the depths of the 2020 pandemic, were in the early stages of a rebound, though the benchmark 10-year U.S. Treasury rate remained somewhat suppressed, closing out 2020 at 0.93%.

As the calendar turned to 2021, U.S. equity markets continued to rally to new highs in the first quarter, with only muted declines during the quarter. Interest rates, however, rose rapidly during the quarter with the yield on the 10-year U.S. Treasury moving from 0.93% to 1.74%. This created a challenging environment for fixed income investors who saw bond prices decline. The increase in rates came with forecasts for growing inflationary pressures caused by a combination of strong consumer demand for goods and constrained supply chains which were still grappling with getting back up to speed as the economy reopened.

First quarter concerns around rising inflation were prescient in hindsight, as the April Consumer Price Index (“CPI”) produced the first 12-month reading above 4% in over a decade, and these elevated readings continued through the end of the fiscal year, with the September CPI showing an annual increase of 5.4%. Third quarter gross domestic product (“GDP”) slowed to an annualized rate of about 2.0% which was a material decline from the strong second quarter reading of 6.7%.

As the 12-month period ended October 31, 2021, ended, the Federal Reserve (“Fed”) found itself in the increasingly uncomfortable position of considering how and when to back off some of the extraordinary support it had provided since the COVID-19 pandemic began. The goal of the Fed is now to temper inflationary pressures without negatively impacting economic growth; however, achieving such an outcome is often a challenging endeavor. As the fiscal year ended, the market was expecting a tapering of the Fed’s quantitative easing (“QE”) program to begin sometime in the fourth quarter of 2021. The S&P 500® Index closed the fiscal year ended October 31, 2021, at all-time highs despite concerns around inflation and an anticipated tapering in QE.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Asset Allocation Short Horizon (Class R4) returned 6.37%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned -0.48% and 5.60%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the magnitude of the rebound in risk assets during the period, all underlying holdings were able to achieve a positive return for the 12-month period ended October 31, 2021. The Fund’s best-performing holding, with a 1% target weight, was Transamerica Small Cap Value which produced a gain of 59.37% as value oriented sectors like energy, materials and financials were top performers during the period. With a target weighting of 3% and a return of 43.70% during the fiscal year, Transamerica Large Value Opportunities was the top contributor to the Fund’s overall performance.

The Fund’s top performing underlying fixed income holding in the portfolio, with a target weight of 10% was Transamerica High Yield Bond which returned 11.87%. It was also the top fixed income contributor to overall Fund returns during the period, driven by a rally in lower-quality credits spurred on by accommodative Fed policy and a cyclical recovery in both the economy and corporate earnings.

The weakest performing non-money market holding during the period was Transamerica Intermediate Bond which returned 0.45% and had a target allocation of 46%. While this holding was able to achieve a positive return, rising interest rates throughout the period

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Short Horizon

(unaudited)

STRATEGY REVIEW (continued)

served as a headwind. While all underlying equity funds produced double digit returns for the fiscal year due to the aggressive rebound in risk assets following the COVID-19 pandemic, the weakest underlying equity fund was Transamerica International Equity, which produced a gain of 37.42% and carried a target weight of 2%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.0%
U.S. Equity Funds	8.8
International Equity Fund	2.2
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)

Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	6.10%	N/A	4.47%	05/19/2017
Class R4 (NAV)	6.37%	4.60%	4.15%	09/11/2000
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A)(B)(C)(D)(E)(F)(G)(H)	5.60%	4.82%	4.20%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-US and 2% ICE BofAML 3-Month Treasury Bill Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 46% Bloomberg Barclays US Aggregate Bond Index, 17% ICE BofAML 1-3 Year US Treasury Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index 1, 2% MSCI World Index ex-US and 2% FTSE 3-Month Treasury Bill Index (formerly, Citigroup 3-Month Treasury Bill Index).

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 2.2%
Transamerica International Equity (A)	114,193	$2,490,550

Money Market Fund - 0.1%
Transamerica Government Money Market, 0.64% (A) (B)	148,087	148,087

U.S. Equity Funds - 8.8%
Transamerica Large Growth (A)	189,443	3,894,949
Transamerica Large Value Opportunities (A)	324,516	3,728,687
Transamerica Small Cap Growth (A)	132,315	1,305,948
Transamerica Small Cap Value (A)	96,001	1,257,614

		10,187,198

U.S. Fixed Income Funds - 89.0%
Transamerica High Quality Bond (A)	1,926,702	19,035,817

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	1,363,316	$12,583,405
Transamerica Inflation-Protected Securities (A)	1,759,600	19,584,346
Transamerica Intermediate Bond (A)	4,977,607	51,568,010

		102,771,578

Total Investment Companies (Cost $108,628,234)		115,597,413

Total Investments (Cost $108,628,234)		115,597,413
Net Other Assets (Liabilities) - (0.1)%		(58,905)

Net Assets - 100.0%		$115,538,508

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$115,597,413	$—	$—	$115,597,413

Total Investments	$115,597,413	$—	$—	$115,597,413

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2021

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Assets:
Affiliated investments, at value (A)	$697,584,061	$1,214,659,571	$1,971,490,391	$1,309,047,377
Cash	10,860,518	17,150,282	26,266,263	16,960,376
Cash collateral pledged at broker for:
Futures contracts	910,800	1,581,250	1,897,500	1,416,800
Receivables and other assets:
Shares of beneficial interest sold	141,469	293,204	285,607	308,279
Dividends	179,542	—	226,739	311,225
Variation margin receivable on futures contracts	189,006	328,135	393,767	294,003
Total assets	709,865,396	1,234,012,442	2,000,560,267	1,328,338,060

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	179,506	—	226,686	311,163
Shares of beneficial interest redeemed	495,856	397,647	1,045,667	1,077,708
Investment management fees	60,751	102,501	163,397	110,903
Distribution and service fees	177,988	321,966	509,628	337,103
Transfer agent fees	41,952	101,063	141,865	86,694
Trustees, CCO and deferred compensation fees	6,528	10,584	16,698	10,969
Audit and tax fees	19,040	21,158	24,879	21,908
Custody fees	2,166	3,369	5,452	3,757
Legal fees	5,698	9,117	15,291	10,436
Printing and shareholder reports fees	7,577	17,641	27,049	16,402
Registration fees	948	1,617	2,644	1,771
Other accrued expenses	9,199	13,816	21,923	15,447
Total liabilities	1,007,209	1,000,479	2,201,179	2,004,261
Net assets	$708,858,187	$1,233,011,963	$1,998,359,088	$1,326,333,799

Net assets consist of:
Paid-in capital	$581,686,676	$796,758,117	$1,422,874,594	$1,010,298,649
Total distributable earnings (accumulated losses)	127,171,511	436,253,846	575,484,494	316,035,150
Net assets	$708,858,187	$1,233,011,963	$1,998,359,088	$1,326,333,799
Net assets by class:
Class A	$637,631,328	$1,072,922,338	$1,756,949,003	$1,171,333,595
Class C	50,580,071	116,318,713	166,140,479	104,930,060
Class I	19,731,294	42,251,725	73,488,107	47,079,001
Class R	915,494	1,519,187	1,781,499	2,991,143
Shares outstanding (unlimited shares, no par value):
Class A	52,585,511	63,639,739	119,350,008	88,010,317
Class C	4,219,762	7,151,028	11,188,701	7,840,572
Class I	1,619,429	2,503,419	4,989,636	3,534,995
Class R	74,610	90,991	121,329	225,849
Net asset value per share: (B)
Class A	$12.13	$16.86	$14.72	$13.31
Class C	11.99	16.27	14.85	13.38
Class I	12.18	16.88	14.73	13.32
Class R	12.27	16.70	14.68	13.24
Maximum offering price per share: (C)
Class A	$12.84	$17.84	$15.58	$14.08

(A) Affiliated investments, at cost	$599,829,683	$821,011,946	$1,468,591,115	$1,046,662,731

(B)	Net asset value per share for Class C, I and R shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Assets:
Affiliated investments, at value (A)	$338,449,925	$208,860,880	$115,597,413
Receivables and other assets:
Affiliated investments sold	70,246	51,475	74,593
Shares of beneficial interest sold	3,932	207	—
Dividends	74,027	14,902	47,959
Total assets	338,598,130	208,927,464	115,719,965

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	148,079	18,632	49,025
Shares of beneficial interest redeemed	126	47,952	73,527
Investment management fees	28,398	17,408	9,834
Distribution and service fees	140,112	85,812	49,067
Transfer agent fees	66	43	4
Total liabilities	316,781	169,847	181,457
Net assets	$338,281,349	$208,757,617	$115,538,508

Net assets consist of:
Paid-in capital	$273,892,741	$148,950,798	$107,246,460
Total distributable earnings (accumulated losses)	64,388,608	59,806,819	8,292,048
Net assets	$338,281,349	$208,757,617	$115,538,508
Net assets by class:
Class R	$327,930,129	$201,847,008	$114,973,454
Class R4	10,351,220	6,910,609	565,054
Shares outstanding (unlimited shares, no par value):
Class R	27,395,165	16,162,460	10,692,846
Class R4	864,724	552,378	52,548
Net asset value per share: (B)
Class R	$11.97	$12.49	$10.75
Class R4	11.97	12.51	10.75

(A) Affiliated investments, at cost	$279,165,881	$154,842,486	$108,628,234

(B)	Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS

For the year ended October 31, 2021

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Investment Income:
Dividend income from affiliated investments	$20,304,922	$10,779,334	$33,094,808	$29,878,383
Total investment income	20,304,922	10,779,334	33,094,808	29,878,383

Expenses:
Investment management fees	753,433	1,228,502	1,994,874	1,369,838
Distribution and service fees:
Class A	1,593,510	2,538,654	4,242,322	2,868,513
Class C	675,744	1,366,263	2,110,757	1,411,010
Class R	4,548	8,033	9,264	14,266
Transfer agent fees
Class A	421,954	987,479	1,390,311	842,152
Class C	65,170	184,340	245,276	148,510
Class I	19,634	42,247	72,483	48,979
Class R	726	1,432	2,019	2,270
Trustees, CCO and deferred compensation fees	21,767	36,224	61,986	27,811
Audit and tax fees	25,623	29,320	35,855	19,341
Custody fees	6,887	11,557	17,748	12,006
Legal fees	33,071	52,805	86,877	42,540
Printing and shareholder reports fees	33,099	69,534	107,622	44,155
Registration fees	66,079	72,609	86,636	39,585
Other	26,780	37,406	56,324	24,273
Total expenses before waiver and/or reimbursement and recapture	3,748,025	6,666,405	10,520,354	6,915,249
Expenses waived and/or reimbursed:
Class I	(16,711)	(35,681)	(62,550)	(42,242)
Net expenses	3,731,314	6,630,724	10,457,804	6,873,007

Net investment income (loss)	16,573,608	4,148,610	22,637,004	23,005,376

Net realized gain (loss) on:
Affiliated investments	14,511,175	10,345,042	36,959,922	25,359,475
Capital gain distributions received from affiliated investment companies	15,427,749	39,526,451	55,136,268	33,007,379
Futures contracts	4,490,493	6,983,918	8,959,842	6,546,141
Net realized gain (loss)	34,429,417	56,855,411	101,056,032	64,912,995

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	46,995,987	319,274,917	361,370,947	156,684,538
Futures contracts	920,931	1,314,092	1,293,942	1,109,996
Net change in unrealized appreciation (depreciation)	47,916,918	320,589,009	362,664,889	157,794,534
Net realized and change in unrealized gain (loss)	82,346,335	377,444,420	463,720,921	222,707,529
Net increase (decrease) in net assets resulting from operations	$98,919,943	$381,593,030	$486,357,925	$245,712,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Investment Income:
Dividend income from affiliated investments	$10,087,188	$5,322,425	$3,907,929
Total investment income	10,087,188	5,322,425	3,907,929

Expenses:
Investment management fees	405,797	245,516	145,175
Distribution and service fees:
Class R	1,639,723	990,663	602,068
Class R4	25,550	16,163	1,414
Transfer agent fees
Class R4	767	485	44
Total expenses before waiver and/or reimbursement and recapture	2,071,837	1,252,827	748,701
Expenses waived and/or reimbursed:
Class R	(65,585)	(39,623)	(24,082)
Class R4	(2,815)	(1,781)	(157)
Net expenses	2,003,437	1,211,423	724,462

Net investment income (loss)	8,083,751	4,111,002	3,183,467

Net realized gain (loss) on:
Affiliated investments	9,646,027	6,812,194	1,511,380
Capital gain distributions received from affiliated investment companies	6,083,009	4,755,026	1,462,730
Net realized gain (loss)	15,729,036	11,567,220	2,974,110

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	42,138,942	46,307,157	1,102,487
Net realized and change in unrealized gain (loss)	57,867,978	57,874,377	4,076,597
Net increase (decrease) in net assets resulting from operations	$65,951,729	$61,985,379	$7,260,064

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$16,573,608	$11,984,667	$4,148,610	$13,501,534
Net realized gain (loss)	34,429,417	13,631,624	56,855,411	43,818,144
Net change in unrealized appreciation (depreciation)	47,916,918	15,259,048	320,589,009	(12,498,154)
Net increase (decrease) in net assets resulting from operations	98,919,943	40,875,339	381,593,030	44,821,524

Dividends and/or distributions to shareholders:
Class A	(27,282,301)	(21,172,188)	(37,942,179)	(75,734,620)
Class C	(3,214,529)	(3,655,067)	(5,510,923)	(15,654,701)
Class I	(803,071)	(600,388)	(1,664,077)	(3,821,326)
Class R	(36,500)	(27,450)	(64,697)	(149,077)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(31,336,401)	(25,455,093)	(45,181,876)	(95,359,724)

Capital share transactions:
Proceeds from shares sold:
Class A	28,003,380	30,917,907	33,251,641	28,570,398
Class C	8,376,620	10,109,291	10,171,870	11,455,443
Class I	10,290,360	5,378,350	9,720,988	12,116,472
Class R	83,011	112,022	132,267	139,523
	46,753,371	46,517,570	53,276,766	52,281,836
Dividends and/or distributions reinvested:
Class A	26,134,335	20,368,104	36,294,047	72,588,027
Class C	3,176,664	3,383,383	5,473,487	15,089,131
Class I	792,079	585,240	1,624,233	3,676,214
Class R	36,500	24,821	64,697	147,115
	30,139,578	24,361,548	43,456,464	91,500,487
Cost of shares redeemed:
Class A	(101,447,480)	(116,305,338)	(144,366,822)	(175,734,081)
Class C	(15,975,852)	(25,901,013)	(28,761,520)	(44,884,638)
Class I	(8,660,466)	(7,095,729)	(13,245,657)	(23,436,861)
Class R	(163,787)	(143,527)	(794,977)	(511,256)
	(126,247,585)	(149,445,607)	(187,168,976)	(244,566,836)
Automatic conversions:
Class A	39,699,383	27,836,331	56,710,871	34,274,578
Class C	(39,699,383)	(27,836,331)	(56,710,871)	(34,274,578)
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(49,354,636)	(78,566,489)	(90,435,746)	(100,784,513)
Net increase (decrease) in net assets	18,228,906	(63,146,243)	245,975,408	(151,322,713)

Net assets:
Beginning of year	690,629,281	753,775,524	987,036,555	1,138,359,268
End of year	$708,858,187	$690,629,281	$1,233,011,963	$987,036,555

Capital share transactions - shares:
Shares issued:
Class A	2,372,424	2,919,231	2,180,679	2,410,084
Class C	720,081	958,133	680,929	999,382
Class I	863,882	506,200	629,930	977,256
Class R	6,969	10,487	8,616	11,816
	3,963,356	4,394,051	3,500,154	4,398,538
Shares reinvested:
Class A	2,258,602	1,931,949	2,527,441	5,774,697
Class C	278,337	322,028	392,646	1,233,780
Class I	68,085	55,390	113,345	293,159
Class R	3,120	2,326	4,540	11,798
	2,608,144	2,311,693	3,037,972	7,313,434
Shares redeemed:
Class A	(8,586,874)	(10,983,031)	(9,341,725)	(14,597,973)
Class C	(1,369,527)	(2,474,161)	(1,940,596)	(3,857,618)
Class I	(725,810)	(669,592)	(863,886)	(1,980,725)
Class R	(13,714)	(13,107)	(53,114)	(43,233)
	(10,695,925)	(14,139,891)	(12,199,321)	(20,479,549)
Automatic conversions:
Class A	3,391,562	2,594,663	3,690,908	2,798,707
Class C	(3,434,031)	(2,618,578)	(3,810,574)	(2,887,338)
	(42,469)	(23,915)	(119,666)	(88,631)
Net increase (decrease) in shares outstanding:
Class A	(564,286)	(3,537,188)	(942,697)	(3,614,485)
Class C	(3,805,140)	(3,812,578)	(4,677,595)	(4,511,794)
Class I	206,157	(108,002)	(120,611)	(710,310)
Class R	(3,625)	(294)	(39,958)	(19,619)
	(4,166,894)	(7,458,062)	(5,780,861)	(8,856,208)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Growth Portfolio		Transamerica Asset Allocation – Moderate Portfolio
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$22,637,004	$27,017,571	$23,005,376	$20,668,154
Net realized gain (loss)	101,056,032	52,285,018	64,912,995	26,653,903
Net change in unrealized appreciation (depreciation)	362,664,889	15,664,483	157,794,534	21,647,801
Net increase (decrease) in net assets resulting from operations	486,357,925	94,967,072	245,712,905	68,969,858

Dividends and/or distributions to shareholders:
Class A	(63,583,627)	(106,547,662)	(43,748,920)	(58,438,292)
Class C	(8,139,383)	(20,296,611)	(5,601,955)	(11,263,996)
Class I	(2,769,986)	(5,178,671)	(1,934,475)	(2,767,894)
Class R	(72,175)	(135,419)	(99,327)	(157,265)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(74,565,171)	(132,158,363)	(51,384,677)	(72,627,447)

Capital share transactions:
Proceeds from shares sold:
Class A	52,058,931	37,412,702	43,476,907	30,017,163
Class C	13,796,313	15,799,907	10,688,978	10,424,520
Class I	14,084,660	13,100,012	10,148,813	12,218,149
Class R	123,695	221,430	586,746	774,819
	80,063,599	66,534,051	64,901,444	53,434,651
Dividends and/or distributions reinvested:
Class A	60,359,068	101,157,910	41,566,141	55,569,149
Class C	8,111,693	19,458,804	5,570,294	10,681,641
Class I	2,717,510	5,084,966	1,876,430	2,685,924
Class R	71,574	128,763	97,208	151,836
	71,259,845	125,830,443	49,110,073	69,088,550
Cost of shares redeemed:
Class A	(235,890,542)	(286,454,446)	(165,581,050)	(202,372,737)
Class C	(42,174,528)	(68,049,316)	(28,262,092)	(52,219,205)
Class I	(16,479,905)	(30,132,806)	(14,067,490)	(21,881,098)
Class R	(815,984)	(425,493)	(1,164,377)	(942,847)
	(295,360,959)	(385,062,061)	(209,075,009)	(277,415,887)
Automatic conversions:
Class A	110,183,373	67,588,640	83,877,387	56,508,744
Class C	(110,183,373)	(67,588,640)	(83,877,387)	(56,508,744)
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(144,037,515)	(192,697,567)	(95,063,492)	(154,892,686)
Net increase (decrease) in net assets	267,755,239	(229,888,858)	99,264,736	(158,550,275)

Net assets:
Beginning of year	1,730,603,849	1,960,492,707	1,227,069,063	1,385,619,338
End of year	$1,998,359,088	$1,730,603,849	$1,326,333,799	$1,227,069,063

Capital share transactions - shares:
Shares issued:
Class A	3,816,885	3,282,497	3,428,398	2,711,548
Class C	992,147	1,371,202	834,762	930,595
Class I	1,018,361	1,127,956	795,816	1,097,888
Class R	9,083	19,073	46,436	70,566
	5,836,476	5,800,728	5,105,412	4,810,597
Shares reinvested:
Class A	4,604,048	8,675,635	3,390,387	4,992,735
Class C	609,444	1,646,261	448,855	949,479
Class I	207,761	437,228	153,303	241,757
Class R	5,464	11,053	7,948	13,679
	5,426,717	10,770,177	4,000,493	6,197,650
Shares redeemed:
Class A	(17,056,512)	(25,014,624)	(12,994,692)	(18,326,054)
Class C	(3,029,066)	(5,899,910)	(2,207,509)	(4,706,926)
Class I	(1,195,538)	(2,653,593)	(1,103,635)	(1,978,895)
Class R	(60,387)	(36,579)	(93,921)	(87,279)
	(21,341,503)	(33,604,706)	(16,399,757)	(25,099,154)
Automatic conversions:
Class A	8,040,237	5,898,775	6,648,908	5,093,193
Class C	(7,937,046)	(5,841,771)	(6,583,023)	(5,061,566)
	103,191	57,004	65,885	31,627
Net increase (decrease) in shares outstanding:
Class A	(595,342)	(7,157,717)	473,001	(5,528,578)
Class C	(9,364,521)	(8,724,218)	(7,506,915)	(7,888,418)
Class I	30,584	(1,088,409)	(154,516)	(639,250)
Class R	(45,840)	(6,453)	(39,537)	(3,034)
	(9,975,119)	(16,976,797)	(7,227,967)	(14,059,280)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon		Transamerica Asset Allocation Short Horizon
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$8,083,751	$4,948,119	$4,111,002	$2,131,237	$3,183,467	$2,465,034
Net realized gain (loss)	15,729,036	16,290,464	11,567,220	14,222,357	2,974,110	1,536,575
Net change in unrealized appreciation (depreciation)	42,138,942	688	46,307,157	(3,573,213)	1,102,487	2,148,311
Net increase (decrease) in net assets resulting from operations	65,951,729	21,239,271	61,985,379	12,780,381	7,260,064	6,149,920

Dividends and/or distributions to shareholders:
Class R	(26,274,907)	(20,168,791)	(19,751,990)	(19,278,954)	(4,805,262)	(3,130,959)
Class R4	(816,146)	(608,090)	(643,392)	(978,965)	(23,638)	(66,088)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,091,053)	(20,776,881)	(20,395,382)	(20,257,919)	(4,828,900)	(3,197,047)

Capital share transactions:
Proceeds from shares sold:
Class R	1,802,547	2,114,589	2,528,423	1,268,070	1,496,352	2,089,523
Class R4	499,833	698,129	121,101	155,806	2,068	117,376
	2,302,380	2,812,718	2,649,524	1,423,876	1,498,420	2,206,899
Dividends and/or distributions reinvested:
Class R	26,274,907	20,168,791	19,751,990	19,278,954	4,805,262	3,130,959
Class R4	816,146	608,090	643,392	978,965	23,638	66,088
	27,091,053	20,776,881	20,395,382	20,257,919	4,828,900	3,197,047
Cost of shares redeemed:
Class R	(38,175,447)	(54,407,584)	(24,875,753)	(26,397,524)	(16,140,381)	(16,791,049)
Class R4	(923,442)	(1,956,563)	(282,284)	(4,613,304)	(23,863)	(2,435,117)
	(39,098,889)	(56,364,147)	(25,158,037)	(31,010,828)	(16,164,244)	(19,226,166)
Net increase (decrease) in net assets resulting from capital share transactions	(9,705,456)	(32,774,548)	(2,113,131)	(9,329,033)	(9,836,924)	(13,822,220)
Net increase (decrease) in net assets	29,155,220	(32,312,158)	39,476,866	(16,806,571)	(7,405,760)	(10,869,347)

Net assets:
Beginning of year	309,126,129	341,438,287	169,280,751	186,087,322	122,944,268	133,813,615
End of year	$338,281,349	$309,126,129	$208,757,617	$169,280,751	$115,538,508	$122,944,268

Capital share transactions - shares:
Shares issued:
Class R	157,246	199,418	219,672	125,226	139,461	202,363
Class R4	43,178	67,365	10,531	15,963	194	11,361
	200,424	266,783	230,203	141,189	139,655	213,724
Shares reinvested:
Class R	2,380,482	1,965,214	1,833,137	1,951,370	451,134	306,604
Class R4	73,903	59,329	59,551	99,054	2,219	6,508
	2,454,385	2,024,543	1,892,688	2,050,424	453,353	313,112
Shares redeemed:
Class R	(3,317,556)	(5,411,528)	(2,117,760)	(2,749,736)	(1,508,636)	(1,633,691)
Class R4	(78,496)	(182,252)	(24,371)	(435,777)	(2,231)	(233,887)
	(3,396,052)	(5,593,780)	(2,142,131)	(3,185,513)	(1,510,867)	(1,867,578)
Net increase (decrease) in shares outstanding:
Class R	(779,828)	(3,246,896)	(64,951)	(673,140)	(918,041)	(1,124,724)
Class R4	38,585	(55,558)	45,711	(320,760)	182	(216,018)
	(741,243)	(3,302,454)	(19,240)	(993,900)	(917,859)	(1,340,742)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.04	$10.76	$10.67	$11.59	$11.18

Investment operations:
Net investment income (loss) (A)	0.27	0.19	0.19	0.25	0.24
Net realized and unrealized gain (loss)	1.33	0.47	0.65	(0.43)	0.71
Total investment operations	1.60	0.66	0.84	(0.18)	0.95

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.19)	(0.18)	(0.25)	(0.25)
Net realized gains	(0.24)	(0.19)	(0.57)	(0.49)	(0.29)
Total dividends and/or distributions to shareholders	(0.51)	(0.38)	(0.75)	(0.74)	(0.54)

Net asset value, end of year	$12.13	$11.04	$10.76	$10.67	$11.59
Total return (B)	14.80%	6.32%	8.64%	(1.77)%	8.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$637,631	$586,536	$610,131	$661,621	$734,113
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.45%	0.48%	0.49%	0.47%	0.47%
Including waiver and/or reimbursement and recapture	0.45%	0.48%	0.49%	0.47%	0.47%
Net investment income (loss) to average net assets	2.32%	1.78%	1.81%	2.21%	2.15%
Portfolio turnover rate	6%	28%	4%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.91	$10.68	$10.59	$11.49	$11.08

Investment operations:
Net investment income (loss) (A)	0.23	0.12	0.11	0.16	0.17
Net realized and unrealized gain (loss)	1.27	0.44	0.65	(0.42)	0.69
Total investment operations	1.50	0.56	0.76	(0.26)	0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.10)	(0.15)	(0.16)
Net realized gains	(0.24)	(0.19)	(0.57)	(0.49)	(0.29)
Total dividends and/or distributions to shareholders	(0.42)	(0.33)	(0.67)	(0.64)	(0.45)

Net asset value, end of year	$11.99	$10.91	$10.68	$10.59	$11.49
Total return (B)	13.98%	5.37%	7.82%	(2.46)%	7.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$50,580	$87,565	$126,367	$185,581	$331,669
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.23%	1.25%	1.26%	1.23%	1.23%
Including waiver and/or reimbursement and recapture	1.23%	1.25%	1.26%	1.23%	1.23%
Net investment income (loss) to average net assets	1.96%	1.12%	1.07%	1.48%	1.51%
Portfolio turnover rate	6%	28%	4%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.08		$10.80		$10.70	$11.62	$11.21

Investment operations:
Net investment income (loss) (A)	0.30		0.22		0.21	0.28	0.28
Net realized and unrealized gain (loss)	1.34		0.46		0.67	(0.44)	0.69
Total investment operations	1.64		0.68		0.88	(0.16)	0.97

Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.21)		(0.21)	(0.27)	(0.27)
Net realized gains	(0.24)		(0.19)		(0.57)	(0.49)	(0.29)
Total dividends and/or distributions to shareholders	(0.54)		(0.40)		(0.78)	(0.76)	(0.56)

Net asset value, end of year	$12.18		$11.08		$10.80	$10.70	$11.62
Total return	15.07%		6.48%		8.95%	(1.56)%	8.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,731		$15,655		$16,423	$19,845	$29,213
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.24%		0.26%		0.27%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.15	%(C)	0.24	%(C)	0.27%	0.26%	0.26%
Net investment income (loss) to average net assets	2.55%		2.04%		1.98%	2.51%	2.46%
Portfolio turnover rate	6%		28%		4%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.16	$10.89	$10.78	$11.70	$11.28

Investment operations:
Net investment income (loss) (A)	0.25	0.15	0.15	0.20	0.21
Net realized and unrealized gain (loss)	1.34	0.48	0.67	(0.42)	0.70
Total investment operations	1.59	0.63	0.82	(0.22)	0.91

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.17)	(0.14)	(0.21)	(0.20)
Net realized gains	(0.24)	(0.19)	(0.57)	(0.49)	(0.29)
Total dividends and/or distributions to shareholders	(0.48)	(0.36)	(0.71)	(0.70)	(0.49)

Net asset value, end of year	$12.27	$11.16	$10.89	$10.78	$11.70
Total return	14.50%	5.90%	8.28%	(2.10)%	8.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$916	$873	$855	$1,347	$1,359
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.71%	0.76%	0.86%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.71%	0.76%	0.86%	0.83%	0.85%
Net investment income (loss) to average net assets	2.09%	1.42%	1.41%	1.82%	1.88%
Portfolio turnover rate	6%	28%	4%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.53	$13.01	$14.38	$16.35	$14.71

Investment operations:
Net investment income (loss) (A)	0.06	0.17	0.11	0.26	0.23
Net realized and unrealized gain (loss)	4.86	0.48	0.67	(0.56)	2.55
Total investment operations	4.92	0.65	0.78	(0.30)	2.78

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.21)	(0.19)	(0.32)	(0.24)
Net realized gains	(0.49)	(0.92)	(1.96)	(1.35)	(0.90)
Total dividends and/or distributions to shareholders	(0.59)	(1.13)	(2.15)	(1.67)	(1.14)

Net asset value, end of year	$16.86	$12.53	$13.01	$14.38	$16.35
Total return (B)	40.12%	5.01%	7.89%	(2.33)%	20.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,072,922	$809,244	$887,342	$922,131	$830,875
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.48%	0.53%	0.54%	0.51%	0.52%
Including waiver and/or reimbursement and recapture	0.48%	0.53%	0.54%	0.51%	0.52%
Net investment income (loss) to average net assets	0.41%	1.40%	0.90%	1.65%	1.53%
Portfolio turnover rate	8%	26%	1%	32%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.11	$12.59	$13.88	$15.82	$14.26

Investment operations:
Net investment income (loss) (A)	(0.03)	0.09	0.03	0.15	0.13
Net realized and unrealized gain (loss)	4.68	0.44	0.64	(0.55)	2.46
Total investment operations	4.65	0.53	0.67	(0.40)	2.59

Dividends and/or distributions to shareholders:
Net investment income	—	(0.09)	—	(0.19)	(0.13)
Net realized gains	(0.49)	(0.92)	(1.96)	(1.35)	(0.90)
Total dividends and/or distributions to shareholders	(0.49)	(1.01)	(1.96)	(1.54)	(1.03)

Net asset value, end of year	$16.27	$12.11	$12.59	$13.88	$15.82
Total return (B)	39.09%	4.13%	7.10%	(3.03)%	19.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$116,319	$143,282	$205,681	$309,195	$628,621
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.26%	1.31%	1.31%	1.26%	1.26%
Including waiver and/or reimbursement and recapture	1.26%	1.31%	1.31%	1.26%	1.26%
Net investment income (loss) to average net assets	(0.23)%	0.74%	0.25%	1.02%	0.91%
Portfolio turnover rate	8%	26%	1%	32%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.53		$13.01		$14.38	$16.36	$14.72

Investment operations:
Net investment income (loss) (A)	0.12		0.22		0.16	0.30	0.23
Net realized and unrealized gain (loss)	4.86		0.47		0.65	(0.57)	2.59
Total investment operations	4.98		0.69		0.81	(0.27)	2.82

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.25)		(0.22)	(0.36)	(0.28)
Net realized gains	(0.49)		(0.92)		(1.96)	(1.35)	(0.90)
Total dividends and/or distributions to shareholders	(0.63)		(1.17)		(2.18)	(1.71)	(1.18)

Net asset value, end of year	$16.88		$12.53		$13.01	$14.38	$16.36
Total return	40.62%		5.31%		8.19%	(2.11)%	20.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$42,252		$32,886		$43,396	$51,209	$56,253
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.24%		0.26%		0.27%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.15	%(C)	0.25	%(C)	0.27%	0.26%	0.26%
Net investment income (loss) to average net assets	0.77%		1.81%		1.25%	1.95%	1.50%
Portfolio turnover rate	8%		26%		1%	32%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.41	$12.89	$14.22	$16.20	$14.57

Investment operations:
Net investment income (loss) (A)	0.04	0.14	0.08	0.22	0.18
Net realized and unrealized gain (loss)	4.81	0.47	0.67	(0.57)	2.55
Total investment operations	4.85	0.61	0.75	(0.35)	2.73

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.17)	(0.12)	(0.28)	(0.20)
Net realized gains	(0.49)	(0.92)	(1.96)	(1.35)	(0.90)
Total dividends and/or distributions to shareholders	(0.56)	(1.09)	(2.08)	(1.63)	(1.10)

Net asset value, end of year	$16.70	$12.41	$12.89	$14.22	$16.20
Total return	39.84%	4.72%	7.71%	(2.67)%	19.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,519	$1,625	$1,940	$2,193	$2,702
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.72%	0.76%	0.80%	0.79%	0.80%
Including waiver and/or reimbursement and recapture	0.72%	0.76%	0.80%	0.79%	0.80%
Net investment income (loss) to average net assets	0.26%	1.17%	0.61%	1.41%	1.19%
Portfolio turnover rate	8%	26%	1%	32%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.87	$12.05	$12.81	$14.38	$13.34

Investment operations:
Net investment income (loss) (A)	0.17	0.18	0.16	0.27	0.26
Net realized and unrealized gain (loss)	3.21	0.50	0.69	(0.50)	1.67
Total investment operations	3.38	0.68	0.85	(0.23)	1.93

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.23)	(0.21)	(0.30)	(0.25)
Net realized gains	(0.38)	(0.63)	(1.40)	(1.04)	(0.64)
Total dividends and/or distributions to shareholders	(0.53)	(0.86)	(1.61)	(1.34)	(0.89)

Net asset value, end of year	$14.72	$11.87	$12.05	$12.81	$14.38
Total return (B)	29.05%	5.75%	8.37%	(2.02)%	15.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,756,950	$1,423,975	$1,531,349	$1,589,016	$1,434,214
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.46%	0.50%	0.51%	0.49%	0.49%
Including waiver and/or reimbursement and recapture	0.46%	0.50%	0.51%	0.49%	0.49%
Net investment income (loss) to average net assets	1.19%	1.59%	1.36%	1.98%	1.89%
Portfolio turnover rate	8%	28%	3%	32%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.96	$12.10	$12.72		$14.28	$13.24

Investment operations:
Net investment income (loss) (A)	0.09	0.11	0.08		0.18	0.17
Net realized and unrealized gain (loss)	3.21	0.48	0.70		(0.52)	1.65
Total investment operations	3.30	0.59	0.78		(0.34)	1.82

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.10)	(0.00	)(B)	(0.18)	(0.14)
Net realized gains	(0.38)	(0.63)	(1.40)		(1.04)	(0.64)
Total dividends and/or distributions to shareholders	(0.41)	(0.73)	(1.40)		(1.22)	(0.78)

Net asset value, end of year	$14.85	$11.96	$12.10		$12.72	$14.28
Total return (C)	28.03%	4.97%	7.60%		(2.82)%	14.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$166,140	$245,806	$354,235		$547,237	$1,123,771
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.24%	1.27%	1.28%		1.24%	1.24%
Including waiver and/or reimbursement and recapture	1.24%	1.27%	1.28%		1.24%	1.24%
Net investment income (loss) to average net assets	0.66%	0.93%	0.68%		1.33%	1.25%
Portfolio turnover rate	8%	28%	3%		32%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.87		$12.04		$12.80	$14.38	$13.34

Investment operations:
Net investment income (loss) (A)	0.21		0.22		0.19	0.30	0.27
Net realized and unrealized gain (loss)	3.21		0.50		0.68	(0.51)	1.69
Total investment operations	3.42		0.72		0.87	(0.21)	1.96

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.26)		(0.23)	(0.33)	(0.28)
Net realized gains	(0.38)		(0.63)		(1.40)	(1.04)	(0.64)
Total dividends and/or distributions to shareholders	(0.56)		(0.89)		(1.63)	(1.37)	(0.92)

Net asset value, end of year	$14.73		$11.87		$12.04	$12.80	$14.38
Total return	29.42%		6.12%		8.64%	(1.84)%	15.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$73,488		$58,844		$72,827	$81,772	$85,959
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.23%		0.25%		0.26%	0.25%	0.25%
Including waiver and/or reimbursement and recapture	0.14	%(C)	0.24	%(C)	0.26%	0.25%	0.25%
Net investment income (loss) to average net assets	1.52%		1.92%		1.65%	2.24%	1.96%
Portfolio turnover rate	8%		28%		3%	32%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.84	$11.99	$12.73	$14.30	$13.26

Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.13	0.24	0.18
Net realized and unrealized gain (loss)	3.19	0.51	0.68	(0.52)	1.70
Total investment operations	3.33	0.65	0.81	(0.28)	1.88

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.17)	(0.15)	(0.25)	(0.20)
Net realized gains	(0.38)	(0.63)	(1.40)	(1.04)	(0.64)
Total dividends and/or distributions to shareholders	(0.49)	(0.80)	(1.55)	(1.29)	(0.84)

Net asset value, end of year	$14.68	$11.84	$11.99	$12.73	$14.30
Total return	28.63%	5.51%	8.08%	(2.33)%	15.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,781	$1,979	$2,082	$3,268	$4,246
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.73%	0.77%	0.78%	0.76%	0.76%
Including waiver and/or reimbursement and recapture	0.73%	0.77%	0.78%	0.76%	0.76%
Net investment income (loss) to average net assets	1.00%	1.26%	1.12%	1.74%	1.36%
Portfolio turnover rate	8%	28%	3%	32%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.48	$11.46	$11.64	$12.80	$12.11

Investment operations:
Net investment income (loss) (A)	0.22	0.19	0.18	0.26	0.25
Net realized and unrealized gain (loss)	2.11	0.47	0.69	(0.47)	1.08
Total investment operations	2.33	0.66	0.87	(0.21)	1.33

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.25)	(0.23)	(0.27)	(0.23)
Net realized gains	(0.30)	(0.39)	(0.82)	(0.68)	(0.41)
Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(1.05)	(0.95)	(0.64)

Net asset value, end of year	$13.31	$11.48	$11.46	$11.64	$12.80
Total return (B)	20.68%	5.93%	8.51%	(1.89)%	11.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,171,334	$1,004,834	$1,066,485	$1,124,731	$1,094,724
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.44%	0.49%	0.49%	0.48%	0.48%
Including waiver and/or reimbursement and recapture	0.44%	0.49%	0.49%	0.48%	0.48%
Net investment income (loss) to average net assets	1.76%	1.72%	1.64%	2.12%	2.07%
Portfolio turnover rate	8%	24%	4%	25%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.52	$11.47	$11.55	$12.70	$12.01

Investment operations:
Net investment income (loss) (A)	0.17	0.12	0.10	0.17	0.17
Net realized and unrealized gain (loss)	2.07	0.45	0.70	(0.48)	1.06
Total investment operations	2.24	0.57	0.80	(0.31)	1.23

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.13)	(0.06)	(0.16)	(0.13)
Net realized gains	(0.30)	(0.39)	(0.82)	(0.68)	(0.41)
Total dividends and/or distributions to shareholders	(0.38)	(0.52)	(0.88)	(0.84)	(0.54)

Net asset value, end of year	$13.38	$11.52	$11.47	$11.55	$12.70
Total return (B)	19.75%	5.06%	7.77%	(2.68)%	10.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$104,930	$176,866	$266,489	$415,277	$786,977
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.23%	1.27%	1.26%	1.23%	1.22%
Including waiver and/or reimbursement and recapture	1.23%	1.27%	1.26%	1.23%	1.22%
Net investment income (loss) to average net assets	1.30%	1.07%	0.93%	1.43%	1.43%
Portfolio turnover rate	8%	24%	4%	25%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.48		$11.46		$11.63	$12.80	$12.11

Investment operations:
Net investment income (loss) (A)	0.27		0.22		0.20	0.29	0.28
Net realized and unrealized gain (loss)	2.10		0.47		0.70	(0.48)	1.08
Total investment operations	2.37		0.69		0.90	(0.19)	1.36

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.28)		(0.25)	(0.30)	(0.26)
Net realized gains	(0.30)		(0.39)		(0.82)	(0.68)	(0.41)
Total dividends and/or distributions to shareholders	(0.53)		(0.67)		(1.07)	(0.98)	(0.67)

Net asset value, end of year	$13.32		$11.48		$11.46	$11.63	$12.80
Total return	21.03%		6.19%		8.86%	(1.73)%	11.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$47,079		$42,338		$49,587	$48,287	$59,664
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.22%		0.26%		0.26%	0.26%	0.25%
Including waiver and/or reimbursement and recapture	0.13	%(C)	0.25	%(C)	0.26%	0.26%	0.25%
Net investment income (loss) to average net assets	2.09%		2.00%		1.84%	2.40%	2.26%
Portfolio turnover rate	8%		24%		4%	25%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.42	$11.39	$11.57	$12.72	$12.03

Investment operations:
Net investment income (loss) (A)	0.17	0.16	0.17	0.22	0.17
Net realized and unrealized gain (loss)	2.11	0.47	0.66	(0.46)	1.13
Total investment operations	2.28	0.63	0.83	(0.24)	1.30

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.21)	(0.19)	(0.23)	(0.20)
Net realized gains	(0.30)	(0.39)	(0.82)	(0.68)	(0.41)
Total dividends and/or distributions to shareholders	(0.46)	(0.60)	(1.01)	(0.91)	(0.61)

Net asset value, end of year	$13.24	$11.42	$11.39	$11.57	$12.72
Total return	20.34%	5.72%	8.21%	(2.08)%	11.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,991	$3,031	$3,058	$4,313	$4,693
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.70%	0.73%	0.74%	0.73%	0.73%
Including waiver and/or reimbursement and recapture	0.70%	0.73%	0.74%	0.73%	0.73%
Net investment income (loss) to average net assets	1.36%	1.46%	1.54%	1.82%	1.38%
Portfolio turnover rate	8%	24%	4%	25%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.66	$10.57	$10.22	$10.38	$10.00

Investment operations:
Net investment income (loss) (B)	0.28	0.16	0.24	0.16	0.05
Net realized and unrealized gain (loss)	1.98	0.58	0.69	(0.16)	0.37
Total investment operations	2.26	0.74	0.93	—	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.16)	(0.24)	(0.16)	(0.04)
Net realized gains	(0.67)	(0.49)	(0.34)	—	—
Total dividends and/or distributions to shareholders	(0.95)	(0.65)	(0.58)	(0.16)	(0.04)

Net asset value, end of period/year	$11.97	$10.66	$10.57	$10.22	$10.38
Total return	22.01%	7.33%	9.85%	(0.07)%	4.24	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$327,930	$300,319	$332,117	$357,118	$424,721
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	2.38%	1.53%	2.35%	1.51%	0.99	%(E)
Portfolio turnover rate	32%	48%	35%	27%	26	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.66	$10.57	$10.22	$10.38	$9.58		$9.23

Investment operations:
Net investment income (loss) (D)	0.30	0.18	0.26	0.18	0.13		0.18
Net realized and unrealized gain (loss)	1.99	0.59	0.69	(0.16)	0.78		0.35
Total investment operations	2.29	0.77	0.95	0.02	0.91		0.53

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.19)	(0.26)	(0.18)	(0.11)		(0.18)
Net realized gains	(0.67)	(0.49)	(0.34)	—	—		—
Total dividends and/or distributions to shareholders	(0.98)	(0.68)	(0.60)	(0.18)	(0.11)		(0.18)

Net asset value, end of period/year	$11.97	$10.66	$10.57	$10.22	$10.38		$9.58
Total return	22.33%	7.61%	10.10%	0.18%	9.53	%(E)	5.74%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,351	$8,807	$9,321	$15,632	$20,852		$78,806
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.21	%(G)	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.20	%(G)	0.10%
Net investment income (loss) to average net assets	2.58%	1.75%	2.60%	1.73%	1.37	%(G)	1.88%
Portfolio turnover rate	32%	48%	35%	27%	26	%(E)	45%

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.12	$10.50	$10.64	$10.68		$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.12	0.22	0.10		0.01
Net realized and unrealized gain (loss)	3.37	0.67	0.68	(0.05	)(C)	0.68
Total investment operations	3.60	0.79	0.90	0.05		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.13)	(0.23)	(0.09)		(0.01)
Net realized gains	(0.98)	(1.04)	(0.81)	—		—
Total dividends and/or distributions to shareholders	(1.23)	(1.17)	(1.04)	(0.09)		(0.01)

Net asset value, end of period/year	$12.49	$10.12	$10.50	$10.64		$10.68
Total return	37.55%	7.72%	10.28%	0.47%		6.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$201,847	$164,147	$177,392	$190,928		$225,869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%		0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%		0.60	%(F)
Net investment income (loss) to average net assets	2.00%	1.19%	2.16%	0.86%		0.14	%(F)
Portfolio turnover rate	23%	52%	40%	30%		35	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.13	$10.51	$10.64	$10.68		$9.38		$8.87

Investment operations:
Net investment income (loss) (D)	0.26	0.14	0.25	0.12		0.06		0.11
Net realized and unrealized gain (loss)	3.38	0.67	0.67	(0.04	)(E)	1.31		0.51
Total investment operations	3.64	0.81	0.92	0.08		1.37		0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.15)	(0.24)	(0.12)		(0.07)		(0.11)
Net realized gains	(0.98)	(1.04)	(0.81)	—		—		—
Total dividends and/or distributions to shareholders	(1.26)	(1.19)	(1.05)	(0.12)		(0.07)		(0.11)

Net asset value, end of period/year	$12.51	$10.13	$10.51	$10.64		$10.68		$9.38
Total return	37.96%	7.98%	10.57%	0.72%		14.69	%(F)	7.07%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,911	$5,134	$8,695	$25,038		$32,618		$28,489
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%		0.28	%(H)	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%		0.26	%(H)	0.10%
Net investment income (loss) to average net assets	2.21%	1.44%	2.47%	1.09%		0.64	%(H)	1.29%
Portfolio turnover rate	23%	52%	40%	30%		35	%(F)	28%

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.54	$10.29	$9.76	$10.10	$10.00

Investment operations:
Net investment income (loss) (B)	0.28	0.20	0.25	0.22	0.08
Net realized and unrealized gain (loss)	0.35	0.30	0.57	(0.34)	0.09
Total investment operations	0.63	0.50	0.82	(0.12)	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.20)	(0.26)	(0.22)	(0.07)
Net realized gains	(0.14)	(0.05)	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.42)	(0.25)	(0.29)	(0.22)	(0.07)

Net asset value, end of period/year	$10.75	$10.54	$10.29	$9.76	$10.10
Total return	6.10%	5.02%	8.51%	(1.21)%	1.72	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$114,974	$122,392	$131,052	$142,129	$181,866
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	2.63%	1.91%	2.53%	2.21%	1.77	%(E)
Portfolio turnover rate	22%	29%	26%	52%	22	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.54	$10.29	$9.76	$10.10	$9.81		$9.63

Investment operations:
Net investment income (loss) (D)	0.31	0.24	0.28	0.23	0.17		0.25
Net realized and unrealized gain (loss)	0.35	0.29	0.57	(0.33)	0.28		0.18
Total investment operations	0.66	0.53	0.85	(0.10)	0.45		0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.23)	(0.29)	(0.24)	(0.16)		(0.25)
Net realized gains	(0.14)	(0.05)	(0.03)	—	—		—
Total dividends and/or distributions to shareholders	(0.45)	(0.28)	(0.32)	(0.24)	(0.16)		(0.25)

Net asset value, end of period/year	$10.75	$10.54	$10.29	$9.76	$10.10		$9.81
Total return	6.37%	5.29%	8.78%	(1.01)%	4.49	%(E)	4.48%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$565	$552	$2,762	$3,156	$6,959		$11,896
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.23	%(G)	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.22	%(G)	0.10%
Net investment income (loss) to average net assets	2.86%	2.32%	2.75%	2.30%	1.98	%(G)	2.53%
Portfolio turnover rate	22%	29%	26%	52%	22	%(E)	49%

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS

At October 31, 2021

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”)	A,C,I,R
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”)	A,C,I,R
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”)	A,C,I,R
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”)	A,C,I,R
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”)	R,R4

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase.

Each Fund, a “fund of funds”, invests the majority of its assets among certain other series of the Trust (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for the day-to-day management of Intermediate Horizon, Long Horizon and Short Horizon. For each of the other Funds, TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of these other Funds without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

1. ORGANIZATION (continued)

and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2021, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2021, the Funds have not utilized the program.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2021. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$409,557	$—	$—	$409,557
Total	$—	$—	$409,557	$—	$—	$409,557

Asset Allocation – Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$711,036	$—	$—	$711,036
Total	$—	$—	$711,036	$—	$—	$711,036

Asset Allocation – Moderate Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$853,243	$—	$—	$853,243
Total	$—	$—	$853,243	$—	$—	$853,243

Asset Allocation – Moderate
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$637,088	$—	$—	$637,088
Total	$—	$—	$637,088	$—	$—	$637,088

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2021. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts	$—	$—	$4,490,493	$—	$—	$4,490,493
Total	$—	$—	$4,490,493	$—	$—	$4,490,493

Asset Allocation – Growth
Futures contracts	$—	$—	$6,983,918	$—	$—	$6,983,918
Total	$—	$—	$6,983,918	$—	$—	$6,983,918

Asset Allocation – Moderate Growth
Futures contracts	$—	$—	$8,959,842	$—	$—	$8,959,842
Total	$—	$—	$8,959,842	$—	$—	$8,959,842

Asset Allocation – Moderate
Futures contracts	$—	$—	$6,546,141	$—	$—	$6,546,141
Total	$—	$—	$6,546,141	$—	$—	$6,546,141

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts	$—	$—	$920,931	$—	$—	$920,931
Total	$—	$—	$920,931	$—	$—	$920,931

Asset Allocation – Growth
Futures contracts	$—	$—	$1,314,092	$—	$—	$1,314,092
Total	$—	$—	$1,314,092	$—	$—	$1,314,092

Asset Allocation – Moderate Growth
Futures contracts	$—	$—	$1,293,942	$—	$—	$1,293,942
Total	$—	$—	$1,293,942	$—	$—	$1,293,942

Asset Allocation – Moderate
Futures contracts	$—	$—	$1,109,996	$—	$—	$1,109,996
Total	$—	$—	$1,109,996	$—	$—	$1,109,996

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2021.

	Asset Allocation – Conservative	Asset Allocation – Growth	Asset Allocation – Moderate Growth	Asset Allocation – Moderate
Futures contracts:
Average notional value of contracts – long	$15,355,241	$24,211,241	$29,424,682	$21,992,300

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Allocation risk: A Fund’s investment performance, in large part, depends on a Fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.

Underlying funds risk: Because a Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects a Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which a Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of a Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, a Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of a Fund’s prospectus identifies certain risks of each underlying fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in a Fund will decline. A Fund may lose its entire investment in the equity securities of an issuer.

Fixed income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. A Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2021, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Conservative	$1,417,716	0.20%
Asset Allocation – Growth	—	—
Asset Allocation – Moderate Growth	2,597,867	0.13

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Moderate	$1,193,700	0.09%
Intermediate Horizon	338,281,349	100.00
Long Horizon	208,757,617	100.00
Short Horizon	115,538,508	100.00

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
Asset Allocation – Conservative (A)
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Asset Allocation – Growth (A)
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Asset Allocation – Moderate Growth (A)
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

Fund	Rate
Asset Allocation – Moderate (A)
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Intermediate Horizon	0.1200
Long Horizon	0.1200
Short Horizon	0.1200

(A)

TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Conservative
Class A	0.60%	March 1, 2022
Class C	1.35	March 1, 2022
Class I	0.35	March 1, 2022
Class R	0.95	March 1, 2022
Asset Allocation – Growth
Class A	0.60	March 1, 2022
Class C	1.35	March 1, 2022
Class I	0.35	March 1, 2022
Class R	0.95	March 1, 2022
Asset Allocation – Moderate Growth
Class A	0.60	March 1, 2022
Class C	1.35	March 1, 2022
Class I	0.35	March 1, 2022
Class R	0.85	March 1, 2022

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Moderate
Class A	0.60%	March 1, 2022
Class C	1.35	March 1, 2022
Class I	0.35	March 1, 2022
Class R	0.85	March 1, 2022
Intermediate Horizon
Class R	0.60	March 1, 2022
Class R4	0.35	March 1, 2022
Long Horizon
Class R	0.60	March 1, 2022
Class R4	0.35	March 1, 2022
Short Horizon
Class R	0.60	March 1, 2022
Class R4	0.35	March 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year.

	Amounts Available
Fund	2019	2020	2021	Total
Intermediate Horizon
Class R	$68,279	$62,371	$65,585	$196,235
Class R4	4,035	2,620	2,815	9,470
Long Horizon
Class R	36,449	33,633	39,623	109,705
Class R4	6,110	2,336	1,781	10,227
Short Horizon
Class R	27,172	25,251	24,082	76,505
Class R4	880	577	157	1,614

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I.

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2021, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$167,246	$576
Class C	—	6,131
Asset Allocation – Growth
Class A	508,757	670
Class C	—	10,761

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate Growth
Class A	$617,580	$2,808
Class C	—	16,369
Asset Allocation – Moderate
Class A	389,677	772
Class C	—	7,684

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2021, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$495,300	$40,332
Asset Allocation – Growth	1,195,781	98,311
Asset Allocation – Moderate Growth	1,677,191	137,356
Asset Allocation – Moderate	1,019,521	83,669
Intermediate Horizon	767	66
Long Horizon	485	43
Short Horizon	44	4

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by each series of the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2021.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$43,762,950	$127,221,757
Asset Allocation – Growth	90,175,447	238,412,812
Asset Allocation – Moderate Growth	156,512,859	378,504,068
Asset Allocation – Moderate	98,925,731	244,830,190
Intermediate Horizon	107,800,466	146,486,835
Long Horizon	46,170,619	69,866,627
Short Horizon	26,432,534	41,745,907

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Asset Allocation – Conservative	$606,319,550	$91,331,876	$(67,365)	$91,264,511
Asset Allocation – Growth	833,544,402	381,122,122	(6,953)	381,115,169
Asset Allocation – Moderate Growth	1,499,974,324	471,728,458	(212,391)	471,516,067
Asset Allocation – Moderate	1,064,849,275	244,351,209	(153,107)	244,198,102
Intermediate Horizon	289,422,009	49,306,958	(279,042)	49,027,916
Long Horizon	160,213,375	48,664,529	(17,024)	48,647,505
Short Horizon	110,330,946	5,432,870	(166,403)	5,266,467

As of October 31, 2021, the Funds had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2021, the Funds did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

	2021 Distributions Paid From:			2020 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$16,299,915	$15,036,486	$—	$12,668,475	$12,786,618	$—
Asset Allocation – Growth	6,887,720	38,294,156	—	16,298,016	79,061,708	—
Asset Allocation – Moderate Growth	19,640,851	54,924,320	—	32,228,284	99,930,079	—
Asset Allocation – Moderate	19,467,483	31,917,194	—	26,689,293	45,938,154	—
Intermediate Horizon	8,090,110	19,000,943	—	5,037,819	15,739,062	—
Long Horizon	4,111,183	16,284,199	—	2,131,237	18,126,682	—
Short Horizon	3,342,588	1,486,312	—	2,514,207	682,840	—

As of October 31, 2021, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$5,202,149	$—	$30,704,851	$—	$—	$—	$91,264,511
Asset Allocation – Growth	507,756	—	54,630,921	—	—	—	381,115,169
Asset Allocation – Moderate Growth	9,035,781	—	94,932,646	—	—	—	471,516,067
Asset Allocation – Moderate	9,617,046	—	62,220,002	—	—	—	244,198,102
Intermediate Horizon	40,601	—	15,320,091	—	—	—	49,027,916
Long Horizon	—	—	11,159,314	—	—	—	48,647,505
Short Horizon	358,066	—	2,667,515	—	—	—	5,266,467

11. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s Class R4 shares underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Intermediate Horizon	May 19, 2017	1.23-for-1	6,178,610	7,629,144	Decrease	Increase
Long Horizon	May 19, 2017	1.22-for-1	2,274,630	2,783,722	Decrease	Increase
Short Horizon	May 19, 2017	1.11-for-1	963,865	1,072,255	Decrease	Increase

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

12. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon (collectively referred to as the “Funds”) (seven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting Transamerica Funds) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Transamerica Asset Allocation Intermediate Horizon Transamerica Asset Allocation Long Horizon Transamerica Asset Allocation Short Horizon	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021, the period from January 1, 2017 through October 31, 2017, and the year ended December 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2021

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2021, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$2,526,118
Asset Allocation – Growth	7,634,921
Asset Allocation – Moderate Growth	12,597,559
Asset Allocation – Moderate	6,533,886
Intermediate Horizon	2,742,891
Long Horizon	1,922,755
Short Horizon	730,209

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	3%
Asset Allocation – Growth	32
Asset Allocation – Moderate Growth	15
Asset Allocation – Moderate	7
Intermediate Horizon	6
Long Horizon	11
Short Horizon	1

For tax purposes, the long-term capital gain designations for the year ended October 31, 2021 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$15,036,486
Asset Allocation – Growth	38,294,156
Asset Allocation – Moderate Growth	54,924,320
Asset Allocation – Moderate	31,917,194
Intermediate Horizon	19,000,943
Long Horizon	16,284,199
Short Horizon	1,486,312

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$784,031	$166,623
Asset Allocation – Growth	2,855,472	747,201
Asset Allocation – Moderate Growth	3,937,262	932,319
Asset Allocation – Moderate	1,947,013	450,637
Intermediate Horizon	403,022	78,877
Long Horizon	414,951	82,483
Short Horizon	25,927	4,490

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Transamerica Funds	Annual Report 2021

MANAGEMENT AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 16-17, 2021, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2022.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

With respect to Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Sub-Advised Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; with respect to the Sub-Advised Funds, the selection, oversight and monitoring of the investment sub-adviser to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2021

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2020. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and composite benchmark.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the Wilshire 5000 Total Market Indexsm for the past 1-year period and below the index for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmark.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its composite benchmark for the past 1- and 3-year periods and below its composite benchmark for the past 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its composite benchmark for the past 1- and 3-year periods and below its composite benchmark for the past 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica

Transamerica Funds	Annual Report 2021

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was in line with its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Management Fee and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by each Sub-Advised Fund’s sub-adviser for sub-advisory services, as well as the portion of each Sub-Advised Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 28, 2020 and was not fully reflected in the comparative data.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 28, 2020 and was not fully reflected in the comparative data.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 28, 2020 and was not fully reflected in the comparative data.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving

Transamerica Funds	Annual Report 2021

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 28, 2020 and was not fully reflected in the comparative data.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fees to be received by TAM under the Management Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Funds

The Board considered other benefits derived by TAM and its affiliates from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Transamerica Funds	Annual Report 2021

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advised Funds’ sub-advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Annual Report 2021

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 119 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	119	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	114	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	114	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present);	114	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (75)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	114	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	114	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present);	114	N/A

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	114	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	114	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
					(2013 – 2020);

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2021

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present);

TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (50)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present);

Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

A special meeting of shareholders of the Transamerica Funds Trust was held on December 2, 2021. The results of the Proposal were as follows:

1.01: To elect Nominee Sandra N. Bane to the Board.

Proposal	Number of Shares
For	1,917,497,709
Against	67,837,134
Withheld	0

1.02: To elect Nominee Leo J. Hill to the Board.

Proposal	Number of Shares
For	1,913,791,429
Against	71,543,415
Withheld	0

1.03: To elect Nominee Kathleen T. Ives to the Board.

Proposal	Number of Shares
For	1,918,361,286
Against	66,973,558
Withheld	0

1.04: To elect Nominee David W. Jennings to the Board.

Proposal	Number of Shares
For	1,916,993,502
Against	68,341,341
Withheld	0

1.05: To elect Nominee Lauriann C. Kloppenburg to the Board.

Proposal	Number of Shares
For	1,918,169,569
Against	67,165,275
Withheld	0

1.06: To elect Nominee Fredric A. Nelson III to the Board.

Proposal	Number of Shares
For	1,917,770,021
Against	67,564,822
Withheld	0

1.07: To elect Nominee John E. Pelletier to the Board.

Proposal	Number of Shares
For	1,918,707,703
Against	66,627,141
Withheld	0

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING (continued)

(unaudited)

1.08: To elect Nominee Patricia L. Sawyer to the Board.

Proposal	Number of Shares
For	1,915,487,186
Against	69,847,658
Withheld	0

1.09: To elect Nominee Marijn P. Smit to the Board.

Proposal	Number of Shares
For	1,918,138,857
Against	67,195,987
Withheld	0

1.10: To elect Nominee John W. Waechter to the Board.

Proposal	Number of Shares
For	1,913,741,850
Against	71,592,993
Withheld	0

1.11: To elect Nominee Alan F. Warrick to the Board.

Proposal	Number of Shares
For	1,917,800,824
Against	67,534,019
Withheld	0

Transamerica Funds	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2021

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

1892184 10/21

© 2021 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be provided or made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2021.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began with a fierce second wave of the COVID-19 pandemic impacting the global economy. However, impressive medical data from vaccine developers provided much needed optimism pertaining to virus prevention as equity markets rallied into year-end against a backdrop of rebounding corporate earnings and economic growth. While the Federal Reserve (“Fed”) maintained the Fed Funds target range at 0%—0.25%, longer term rates began to creep upwards as the 10-year Treasury yield bounced hard off its record closing low of 0.52% in August 2020 and closed out the year at 0.93%.

With the calendar turning to 2021, U.S. equity markets continued to reach new highs as vaccine distribution was rolled out nationally. Economic growth was strong in the first quarter of the year. Long-term interest rates also rose rapidly during the quarter with the yield on the 10-year U.S. Treasury escalating to 1.74% by the end of March in recognition not only of rising economic growth, but also concerns of emerging inflation. With credit spreads tightening and approaching multi-year lows, this created a challenging environment for fixed income investors seeking yield but not wanting to take on higher credit or interest rate risk. Nonetheless, both stock prices and the economy forged ahead in the summer months as aggregate gross domestic product (“GDP”) completed a full recovery reaching pre-pandemic levels by the fall.

Early concerns surrounding rising inflation proved valid, however, as the April Consumer Price Index (“CPI”) produced its first year-over-year reading above 4.0% in over a decade, enroute to exceeding 5.0% by September. Shortly after September CPI was released, it was announced third quarter GDP had slowed to an annualized rate of 2.0% representing the slowest pace of growth since the recovery had begun the previous summer.

With elevated inflation and the risk of slowing economic growth, the Fed closed out the period in the unenviable position of considering how and when to back off some of the extraordinary stimulus it had provided markets since March 2020. Market expectations finished October with anticipation the Fed would begin tapering the open market asset purchases in the days to follow, perhaps officially beginning such reductions in the fourth quarter. It is sometimes said that “markets climb a wall of worry,” which seemed to be the case as the S&P 500® Index closed the fiscal year at an all-time high despite concerns of a slowing pace of economic growth, inflation and uncertain policy tightening.

For the one-year period ended October 31, 2021, the S&P 500® Index returned 42.91% while the MSCI EAFE Index, representing international developed market equities, returned 34.80%. During the same period, the Bloomberg US Aggregate Bond Index returned -0.48%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2021, and held for the entire six-month period until October 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$1,070.50	$2.97	$1,022.30	$2.91	0.57%
Class R	1,000.00	1,067.80	5.58	1,019.80	5.45	1.07

Transamerica Bond
Class A	1,000.00	1,016.50	4.32	1,020.90	4.33	0.85
Class C	1,000.00	1,013.20	7.61	1,017.60	7.63	1.50
Class I	1,000.00	1,018.30	2.54	1,022.70	2.55	0.50
Class I2	1,000.00	1,019.80	2.19	1,023.00	2.19	0.43
Class R6	1,000.00	1,018.70	2.19	1,023.00	2.19	0.43

Transamerica Capital Growth
Class A	1,000.00	1,126.40	5.47	1,020.10	5.19	1.02
Class C	1,000.00	1,122.10	9.47	1,016.30	9.00	1.77
Class I	1,000.00	1,127.40	4.18	1,021.30	3.97	0.78
Class I2	1,000.00	1,128.30	3.70	1,021.70	3.52	0.69
Class R6	1,000.00	1,128.30	3.70	1,021.70	3.52	0.69

Transamerica Emerging Markets Debt
Class A	1,000.00	1,001.10	6.15	1,019.10	6.21	1.22
Class C	1,000.00	998.40	9.17	1,016.00	9.25	1.82
Class I	1,000.00	1,003.90	4.04	1,021.20	4.08	0.80
Class I2	1,000.00	1,004.40	3.54	1,021.70	3.57	0.70
Class R6	1,000.00	1,003.40	3.53	1,021.70	3.57	0.70

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)		Ending Account Value October 31, 2021	Expenses Paid During Period (B)		Net Annualized Expense Ratio (C)

Transamerica Emerging Markets Opportunities
Class I	$1,000.00	$952.40	$4.77		$1,020.30	$4.94		0.97	%(D)
Class I2	1,000.00	953.20	4.23		1,020.90	4.38		0.86	(D)
Class R6	1,000.00	940.40	3.61	(E)	1,020.80	4.43		0.87	(D)

Transamerica Energy Infrastructure
Class A	1,000.00	1,121.10	8.55		1,017.10	8.13		1.60
Class C	1,000.00	1,118.80	12.55		1,013.40	11.93		2.35
Class I	1,000.00	1,124.80	6.69		1,018.90	6.36		1.25
Class I2	1,000.00	1,123.50	6.05		1,019.50	5.75		1.13

Transamerica Floating Rate
Class A	1,000.00	1,014.60	5.33		1,019.90	5.35		1.05	(D)
Class C	1,000.00	1,011.80	9.13		1,016.10	9.15		1.80	(D)
Class I	1,000.00	1,015.90	4.06		1,021.20	4.08		0.80	(D)
Class I2	1,000.00	1,016.00	4.07		1,021.20	4.08		0.80	(D)

Transamerica Global Equity
Class A	1,000.00	1,009.40	6.94		1,018.30	6.97		1.37	(D)
Class C	1,000.00	1,005.50	10.72		1,014.50	10.76		2.12	(D)
Class I	1,000.00	1,010.60	5.52		1,019.70	5.55		1.09	(D)
Class R6	1,000.00	1,011.70	4.66		1,020.60	4.69		0.92	(D)

Transamerica Government Money Market
Class A	1,000.00	1,001.10	1.21		1,024.00	1.22		0.24
Class C	1,000.00	1,001.00	1.11		1,024.10	1.12		0.22
Class I	1,000.00	1,001.00	0.45		1,024.80	0.46		0.09
Class I2	1,000.00	1,001.50	1.77		1,023.40	1.79		0.35
Class I3	1,000.00	1,001.50	1.51		1,023.70	1.53		0.30
Class R2	1,000.00	1,000.00	0.00	(F)	1,025.20	0.00	(F)	0.00	(G)
Class R4	1,000.00	1,001.60	1.41		1,023.80	1.43		0.28

Transamerica High Quality Bond
Class I3	1,000.00	1,000.30	2.17		1,023.00	2.19		0.43
Class R	1,000.00	996.80	4.68		1,020.50	4.74		0.93
Class R4	1,000.00	998.40	3.27		1,021.90	3.31		0.65

Transamerica High Yield Bond
Class A	1,000.00	1,021.50	5.10		1,020.20	5.09		1.00
Class C	1,000.00	1,018.80	8.55		1,016.70	8.54		1.68
Class I	1,000.00	1,023.40	3.06		1,022.20	3.06		0.60
Class I2	1,000.00	1,024.60	3.01		1,022.20	3.01		0.59
Class I3	1,000.00	1,024.60	3.06		1,022.20	3.06		0.60
Class R	1,000.00	1,021.90	5.61		1,019.70	5.60		1.10
Class R4	1,000.00	1,022.90	4.33		1,020.90	4.33		0.85
Class R6	1,000.00	1,024.60	3.01		1,022.20	3.01		0.59

Transamerica High Yield ESG
Class I	1,000.00	1,014.60	3.91		1,021.30	3.92		0.77
Class I2	1,000.00	1,014.70	3.81		1,021.40	3.82		0.75

Transamerica High Yield Muni
Class A	1,000.00	1,022.30	4.64		1,020.60	4.63		0.91	(D)
Class C	1,000.00	1,020.00	7.69		1,017.60	7.68		1.51	(D)
Class I	1,000.00	1,023.10	3.88		1,021.40	3.87		0.76	(D)
Class I2	1,000.00	1,024.70	3.42		1,021.80	3.41		0.67	(D)

Transamerica Inflation Opportunities
Class A	1,000.00	1,032.10	5.12		1,020.20	5.09		1.00	(D)
Class C	1,000.00	1,028.10	8.79		1,016.50	8.74		1.72	(D)
Class I	1,000.00	1,034.60	3.33		1,021.90	3.31		0.65	(D)
Class I2	1,000.00	1,034.50	3.13		1,022.10	3.11		0.61	(D)
Class R6	1,000.00	1,034.50	3.08		1,022.20	3.06		0.60	(D)

Transamerica Inflation-Protected Securities
Class I3	1,000.00	1,041.40	2.32		1,022.90	2.29		0.45	(D)
Class R	1,000.00	1,038.60	5.09		1,020.20	5.04		0.99	(D)
Class R4	1,000.00	1,040.50	3.34		1,021.90	3.31		0.65	(D)

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)		Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Intermediate Bond
Class I2	$1,000.00	$1,013.50	$2.03		$1,023.20	$2.04	0.40%
Class I3	1,000.00	1,013.50	2.03		1,023.20	2.04	0.40
Class R	1,000.00	1,010.90	4.56		1,020.70	4.58	0.90
Class R4	1,000.00	1,012.20	3.30		1,021.90	3.31	0.65
Class R6	1,000.00	1,000.00	1.75	(E)	1,023.10	2.09	0.41

Transamerica Intermediate Muni
Class A	1,000.00	1,002.50	3.13		1,022.10	3.16	0.62
Class C	1,000.00	998.40	6.30		1,018.90	6.36	1.25
Class I	1,000.00	1,003.20	2.47		1,022.70	2.50	0.49
Class I2	1,000.00	1,002.70	2.12		1,023.10	2.14	0.42

Transamerica International Equity
Class A	1,000.00	1,022.00	6.37		1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	9.52		1,015.80	9.50	1.87
Class I	1,000.00	1,024.60	4.29		1,021.00	4.28	0.84
Class I2	1,000.00	1,024.60	3.78		1,021.50	3.77	0.74
Class I3	1,000.00	1,024.90	3.78		1,021.50	3.77	0.74
Class R	1,000.00	1,022.50	6.32		1,019.00	6.31	1.24
Class R4	1,000.00	1,023.50	5.05		1,020.20	5.04	0.99
Class R6	1,000.00	1,024.80	3.83		1,021.40	3.82	0.75

Transamerica International Growth
Class A	1,000.00	1,026.50	6.18		1,019.10	6.16	1.21
Class I	1,000.00	1,028.50	4.65		1,020.60	4.63	0.91
Class I2	1,000.00	1,029.60	4.09		1,021.20	4.08	0.80
Class R6	1,000.00	1,029.50	4.09		1,021.20	4.08	0.80

Transamerica International Small Cap Value
Class I	1,000.00	1,021.90	5.50		1,019.80	5.50	1.08
Class I2	1,000.00	1,022.50	5.00		1,020.30	4.99	0.98

Transamerica International Stock
Class A	1,000.00	1,050.00	6.46		1,018.90	6.36	1.25	(D)
Class I	1,000.00	1,051.60	5.17		1,020.20	5.09	1.00	(D)
Class I2	1,000.00	1,051.60	4.60		1,020.70	4.53	0.89	(D)
Class R6	1,000.00	1,051.60	4.91		1,020.40	4.84	0.95	(D)

Transamerica Large Cap Value
Class A	1,000.00	1,087.50	5.10		1,020.30	4.94	0.97
Class C	1,000.00	1,083.10	9.03		1,016.50	8.74	1.72
Class I	1,000.00	1,089.70	3.27		1,022.10	3.16	0.62
Class I2	1,000.00	1,089.60	3.21		1,022.10	3.11	0.61
Class R6	1,000.00	1,089.60	3.21		1,022.10	3.11	0.61

Transamerica Large Core
Class I3	1,000.00	1,100.60	2.59		1,022.70	2.50	0.49	(D)
Class R	1,000.00	1,098.60	5.18		1,020.30	4.99	0.98	(D)
Class R4	1,000.00	1,099.20	3.92		1,021.50	3.77	0.74	(D)

Transamerica Large Growth
Class I3	1,000.00	1,122.90	3.69		1,021.70	3.52	0.69
Class R	1,000.00	1,120.20	6.31		1,019.30	6.01	1.18
Class R4	1,000.00	1,121.50	4.81		1,020.70	4.58	0.90
Class R6	1,000.00	1,147.30	3.12	(E)	1,021.80	3.47	0.68

Transamerica Large Value Opportunities
Class I3	1,000.00	1,064.00	2.50		1,022.80	2.45	0.48	(D)
Class R	1,000.00	1,061.10	5.20		1,020.20	5.09	1.00	(D)
Class R4	1,000.00	1,063.50	3.90		1,021.40	3.82	0.75	(D)

Transamerica Mid Cap Growth
Class A	1,000.00	1,073.80	6.22		1,019.20	6.06	1.19
Class C	1,000.00	1,071.10	9.92		1,015.60	9.65	1.90
Class I	1,000.00	1,076.00	4.60		1,020.80	4.48	0.88
Class I2	1,000.00	1,076.70	4.08		1,021.30	3.97	0.78
Class I3	1,000.00	1,076.10	4.03		1,021.30	3.92	0.77
Class R	1,000.00	1,073.70	6.64		1,018.80	6.46	1.27
Class R4	1,000.00	1,075.50	4.97		1,020.40	4.84	0.95
Class R6	1,000.00	1,121.10	3.44	(E)	1,021.40	3.87	0.76

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Mid Cap Value Opportunities
Class A	$1,000.00	$1,031.50	$6.14	$1,019.20	$6.11	1.20%
Class C	1,000.00	1,027.70	9.35	1,016.00	9.30	1.83
Class I	1,000.00	1,032.80	4.25	1,021.00	4.23	0.83
Class I2	1,000.00	1,033.50	3.74	1,021.50	3.72	0.73
Class I3	1,000.00	1,033.30	3.74	1,021.50	3.72	0.73
Class R	1,000.00	1,030.50	6.40	1,018.90	6.36	1.25
Class R4	1,000.00	1,032.50	4.61	1,020.70	4.58	0.90
Class R6	1,000.00	1,033.90	3.74	1,021.50	3.72	0.73

Transamerica Multi-Asset Income
Class A	1,000.00	1,055.90	5.03	1,020.30	4.94	0.97	(D)
Class C	1,000.00	1,051.50	8.69	1,016.70	8.54	1.68	(D)
Class I	1,000.00	1,056.80	3.73	1,021.60	3.67	0.72	(D)
Class I2	1,000.00	1,057.60	3.16	1,022.10	3.11	0.61	(D)

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,068.10	4.90	1,020.50	4.79	0.94
Class C	1,000.00	1,064.00	8.79	1,016.70	8.59	1.69
Class I	1,000.00	1,069.40	3.81	1,021.50	3.72	0.73
Class R6	1,000.00	1,069.90	3.29	1,022.00	3.21	0.63

Transamerica Short-Term Bond
Class A	1,000.00	1,000.40	3.53	1,021.70	3.57	0.70
Class C	1,000.00	995.60	7.34	1,017.80	7.43	1.46
Class I	1,000.00	1,000.40	2.47	1,022.70	2.50	0.49
Class I2	1,000.00	1,000.80	2.02	1,023.20	2.04	0.40
Class R6	1,000.00	1,000.80	2.02	1,023.20	2.04	0.40

Transamerica Small Cap Growth
Class A	1,000.00	1,089.50	7.22	1,018.30	6.97	1.37
Class C	1,000.00	1,086.00	10.88	1,014.80	10.51	2.07
Class I	1,000.00	1,090.40	5.53	1,019.90	5.35	1.05
Class I2	1,000.00	1,091.70	5.06	1,020.40	4.89	0.96
Class I3	1,000.00	1,090.60	5.16	1,020.30	4.99	0.98
Class R	1,000.00	1,088.40	7.63	1,017.90	7.38	1.45
Class R4	1,000.00	1,090.10	6.06	1,019.40	5.85	1.15
Class R6	1,000.00	1,090.60	5.06	1,020.40	4.89	0.96

Transamerica Small Cap Value
Class A	1,000.00	1,023.80	6.27	1,019.00	6.26	1.23
Class C	1,000.00	1,020.20	9.93	1,015.40	9.91	1.95
Class I	1,000.00	1,025.10	4.59	1,020.70	4.58	0.90
Class I2	1,000.00	1,026.70	4.09	1,021.20	4.08	0.80
Class I3	1,000.00	1,025.80	4.19	1,021.10	4.18	0.82
Class R	1,000.00	1,023.50	6.58	1,018.70	6.56	1.29
Class R4	1,000.00	1,024.30	5.61	1,019.70	5.60	1.10
Class R6	1,000.00	1,025.70	4.08	1,021.20	4.08	0.80

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,024.40	6.23	1,019.10	6.21	1.22
Class C	1,000.00	1,020.70	9.78	1,015.50	9.75	1.92
Class I	1,000.00	1,025.90	4.65	1,020.60	4.63	0.91
Class I2	1,000.00	1,026.70	4.19	1,021.10	4.18	0.82
Class R6	1,000.00	1,026.60	4.19	1,021.10	4.18	0.82

Transamerica Sustainable Bond
Class I	1,000.00	1,009.80	2.53	1,022.70	2.55	0.50
Class I2	1,000.00	1,010.10	2.28	1,022.90	2.29	0.45

Transamerica Sustainable Equity Income
Class A	1,000.00	1,090.60	5.37	1,020.10	5.19	1.02
Class C	1,000.00	1,085.90	9.99	1,015.60	9.65	1.90
Class I	1,000.00	1,091.40	4.01	1,021.40	3.87	0.76
Class I2	1,000.00	1,092.10	3.95	1,021.40	3.82	0.75
Class R6	1,000.00	1,092.10	3.90	1,021.50	3.77	0.74

Transamerica Unconstrained Bond
Class A	1,000.00	1,008.80	5.32	1,019.90	5.35	1.05	(D)
Class I	1,000.00	1,011.20	3.95	1,021.30	3.97	0.78	(D)
Class I2	1,000.00	1,011.70	3.55	1,021.70	3.57	0.70	(D)

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)		Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica US Growth
Class A	$1,000.00	$1,113.30	$5.43		$1,020.10	$5.19	1.02%
Class C	1,000.00	1,109.20	9.62		1,016.10	9.20	1.81
Class I	1,000.00	1,114.90	4.21		1,021.20	4.02	0.79
Class I2	1,000.00	1,115.20	3.63		1,021.80	3.47	0.68
Class R6	1,000.00	1,133.80	3.06	(E)	1,021.80	3.41	0.67
Class T	1,000.00	1,115.20	3.79		1,021.60	3.62	0.71

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(E)	Class commenced operations on May 28, 2021. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (156 days), and divided by the number of days in the year (365 days).

(F)	Rounds to less than $0.00 or $(0.00).

(G)	Rounds to less than 0.00% or (0.00)%.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

From a macro and markets perspective, the fiscal year ended October 31, 2021, was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

J.P. Morgan Investment Management, Inc.

The S&P 500® Index rallied somewhat consistently throughout the fiscal year ended October 31, 2021, and was able to close near all-time highs as the period drew to a close. This occurred despite growing concerns over mixed economic data, stronger inflationary pressures and widening fiscal deficit. The equity rally was supported by strong earnings growth throughout the period, and a strong start to the third quarter 2021 earnings season continued to propel equity markets higher. Although third quarter 2021 gross domestic product growth of 2.0% missed expectations, investors largely shrugged off the negative effects due to the idiosyncratic nature of the economic impacts of Hurricane Ida.

In the labor market, rising wages highlighted the impact of worker shortages, owing to low labor participation rates that continue to remain below their pre-pandemic peak. Meanwhile, against the backdrop of rising input costs and supply chain issues, corporate earnings held up better than expected. Investor spirits remained high at the end of the fiscal year as more than 80% of companies posted earnings beats. While investors’ focus has been moving away from COVID-19 as vaccine coverage picks up across the globe, persisting supply chain constraints and rising inflationary pressures continued to remain as potential areas of uncertainty as the fiscal year drew to a close.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Balanced II (Class R) returned 24.59%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg US Aggregate Bond Index, returned 42.91% and -0.48%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

During the fiscal year ended October 31, 2021, the Fund adjusted allocations across spread-based assets but stayed overweight risk relative to the benchmark. This positioning was driven by the portfolio management team’s views on expected risk-adjusted returns as yields on government securities continued to remain below historical levels given accommodative fiscal and monetary policy. The Fund’s duration at the start of the period was slightly short relative to the benchmark, and that underweight was gradually increased throughout the year as a potential hedge against the potential impacts of policymaker’s extraordinary support and increasing inflation expectations.

Within spread-based assets, investment grade corporate bonds remained a core holding, but the Fund was biased in favor of intermediate-dated credit given views that their risk-adjusted return profile was more attractive than longer-maturity bonds. While the Fund continued to overweight financials given strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity like capital goods and cyclicals. The portfolio managers continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved throughout the fiscal year.

For the 12-month period ended October 31, 2021, portfolio performance compared to the benchmark was driven by the overweight to risk-based assets. Carry and spread factors were the largest contributors to relative performance as spreads in many risk-based assets moved lower due to strong market technicals and generally improving fundamentals. These positives were modestly offset by duration and curve positioning over the 12-month period, mainly due to a portfolio overweight around the 10-year portion of the curve.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

At an asset class level, the Fund’s security selection within commercial mortgage-backed securities, an ex-index allocation to high yield corporate credit, and an underweight allocation to Treasury securities contributed positively to relative returns. Modest detractors included security selection within Treasury securities and an underweight allocation to government-related securities.

Within corporate credit, banking, capital goods and insurance were the largest contributors to relative returns while consumer non-cyclical, communications and basic industry were modest detractors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

J.P. Morgan Investment Management, Inc.

Stock selection in the technology, financials and retail sectors contributed most to performance results while the pharmaceutical/medical technology, basic materials and insurance sectors were the largest detractors from relative performance.

On the positive side, the top individual contributors to performance were overweight positions in Applied Materials, Inc., Discovery Communications, Inc., and Eli Lilly & Co. The largest contributor, Applied Materials, Inc., develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry and falls within the technology sector. The stock outperformed after posting solid quarterly results throughout the fiscal year. Most recently, Applied Materials, Inc. posted another strong quarter, with revenue and earnings-per-share that topped the high end of guidance and were well ahead of consensus. Positive results were driven by strength across all segments (semiconductor systems, services and display) and end-markets (foundry/logic and memory). J.P. Morgan Investment Management Inc. remained overweight in these companies at the period ended October 31, 2021.

On the negative side, the top individual detractors from performance were overweight allocations in Mastercard, Inc., Class A (“Mastercard”), and FedEx Corp., and no allocation to JPMorgan Chase & Co., which is restricted in this Fund. The largest detractor, Mastercard, provides payment processing services for credit and debit cards, electronic cash, automated teller machines, and travelers checks and falls within the financials sector. The stock trailed due to persistent new COVID-19 infection rates globally and relatively slow vaccination rates, which pushed out the recovery in cross border travel. However, in J.P. Morgan Investment Management Inc.’s view, these near-term headwinds have little to no impact over long-term earnings power and therefore the Fund remained overweight at the end of the period.

While the economic recovery has been well underway, J.P. Morgan Investment Management Inc. has remained balanced and continues to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, J.P. Morgan Investment Management Inc. maintained exposure to quality, focused on high conviction stocks, and took advantage of market dislocations for compelling stock selection opportunities.

Lastly, futures are used to hedge cash positions, which are typically less than 5% of the Fund’s market value. The positions had a negligible impact on performance over the period ended October 31, 2021.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.5%
Corporate Debt Securities	13.5
U.S. Government Obligations	10.8
U.S. Government Agency Obligations	8.2
Commercial Paper	6.1
Mortgage-Backed Securities	2.6
Asset-Backed Securities	2.6
Short-Term U.S. Government Obligations	1.0
Other Investment Company	0.7
Foreign Government Obligations	0.3
Preferred Stock	0.0 *
Net Other Assets (Liabilities) ^	(6.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	25.21%	N/A	12.47%	09/15/2017
Class R (NAV)	24.59%	12.22%	10.61%	07/05/1994
S&P 500® (A)	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index (B)	(0.48)%	3.10%	3.00%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 60.5%
Aerospace & Defense - 0.5%
Northrop Grumman Corp.	746	$266,486
Raytheon Technologies Corp.	4,669	414,887

		681,373

Air Freight & Logistics - 0.7%
FedEx Corp.	1,133	266,855
United Parcel Service, Inc., Class B	3,048	650,657

		917,512

Airlines - 0.1%
Southwest Airlines Co. (A)	4,179	197,583

Auto Components - 0.2%
Aptiv PLC (A)	526	90,940
Magna International, Inc. (B)	1,885	153,251

		244,191

Automobiles - 1.5%
General Motors Co. (A)	3,380	183,973
Tesla, Inc. (A)	1,679	1,870,406

		2,054,379

Banks - 2.6%
Bank of America Corp.	10,024	478,947
Citigroup, Inc.	7,976	551,620
Comerica, Inc.	124	10,551
Fifth Third Bancorp	5,894	256,566
Regions Financial Corp.	11,284	267,205
SVB Financial Group (A)	210	150,654
Truist Financial Corp.	5,249	333,154
US Bancorp	7,777	469,498
Wells Fargo & Co.	19,034	973,779

		3,491,974

Beverages - 0.7%
Coca-Cola Co.	12,854	724,580
Constellation Brands, Inc., Class A	1,220	264,508

		989,088

Biotechnology - 1.3%
AbbVie, Inc.	7,337	841,334
Biogen, Inc. (A)	668	178,142
Moderna, Inc. (A)	318	109,777
Regeneron Pharmaceuticals, Inc. (A)	537	343,648
Vertex Pharmaceuticals, Inc. (A)	1,521	281,278

		1,754,179

Building Products - 0.7%
Johnson Controls International PLC	4,263	312,776
Masco Corp.	2,688	176,199
Trane Technologies PLC	2,843	514,384

		1,003,359

Capital Markets - 2.2%
Goldman Sachs Group, Inc.	1,164	481,139
Intercontinental Exchange, Inc.	1,964	271,936
Morgan Stanley	4,223	434,040
S&P Global, Inc.	1,654	784,261
State Street Corp.	5,380	530,199
T. Rowe Price Group, Inc.	2,081	451,327

		2,952,902

Chemicals - 1.1%
Air Products & Chemicals, Inc.	419	125,620

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Celanese Corp.	730	$117,902
DuPont de Nemours, Inc.	3,221	224,182
Eastman Chemical Co.	3,374	350,997
Linde PLC	789	251,849
PPG Industries, Inc.	2,578	413,950

		1,484,500

Commercial Services & Supplies - 0.1%
Cintas Corp.	218	94,416

Communications Equipment - 0.2%
Cisco Systems, Inc.	4,069	227,742
Motorola Solutions, Inc.	204	50,712

		278,454

Consumer Finance - 0.2%
Capital One Financial Corp.	1,781	268,984

Containers & Packaging - 0.2%
Avery Dennison Corp.	704	153,275
WestRock Co.	2,219	106,734

		260,009

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	3,851	1,105,276
Voya Financial, Inc. (B)	772	53,862

		1,159,138

Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	5,011	265,533

Electric Utilities - 1.1%
Edison International	1,696	106,729
Entergy Corp.	3,346	344,705
Evergy, Inc.	3,729	237,724
FirstEnergy Corp.	1,949	75,095
NextEra Energy, Inc.	8,560	730,425
Xcel Energy, Inc.	378	24,415

		1,519,093

Electrical Equipment - 0.4%
Eaton Corp. PLC	3,501	576,825

Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp., Class A	1,210	92,892

Entertainment - 0.7%
Netflix, Inc. (A)	1,094	755,199
Walt Disney Co. (A)	1,148	194,092

		949,291

Equity Real Estate Investment Trusts - 1.5%
Camden Property Trust	1,482	241,714
Equinix, Inc.	320	267,862
Equity Lifestyle Properties, Inc.	1,980	167,330
Host Hotels & Resorts, Inc. (A)	4,082	68,700
Kimco Realty Corp.	5,502	124,345
Prologis, Inc.	3,853	558,531
SBA Communications Corp.	415	143,312
Sun Communities, Inc.	1,063	208,327
UDR, Inc.	612	33,984
Ventas, Inc.	4,239	226,236

		2,040,341

Food Products - 0.3%
Mondelez International, Inc., Class A	6,487	394,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	4,180	$538,760
ABIOMED, Inc. (A)	93	30,880
Becton Dickinson & Co.	905	216,829
Boston Scientific Corp. (A)	7,328	316,057
Danaher Corp.	819	255,340
DexCom, Inc. (A)	197	122,772
Intuitive Surgical, Inc. (A)	421	152,036
Medtronic PLC	5,258	630,224
Zimmer Biomet Holdings, Inc.	2,563	366,816

		2,629,714

Health Care Providers & Services - 1.7%
Anthem, Inc.	1,645	715,789
Centene Corp. (A)	2,834	201,894
CVS Health Corp.	1,729	154,365
McKesson Corp.	419	87,102
UnitedHealth Group, Inc.	2,458	1,131,835

		2,290,985

Hotels, Restaurants & Leisure - 0.8%
Booking Holdings, Inc. (A)	143	346,172
Hilton Worldwide Holdings, Inc. (A)	1,584	228,017
McDonald’s Corp.	1,128	276,980
Royal Caribbean Cruises Ltd. (A)	457	38,584
Yum! Brands, Inc.	1,539	192,283

		1,082,036

Household Durables - 0.3%
D.R. Horton, Inc.	290	25,888
Lennar Corp., Class A	3,432	342,960
Toll Brothers, Inc.	1,666	100,243

		469,091

Household Products - 0.9%
Kimberly-Clark Corp.	1,873	242,535
Procter & Gamble Co.	6,404	915,708

		1,158,243

Industrial Conglomerates - 0.2%
Honeywell International, Inc.	1,155	252,506

Insurance - 1.2%
Chubb Ltd.	2,108	411,861
Hartford Financial Services Group, Inc.	5,032	366,984
Progressive Corp.	5,598	531,138
Prudential Financial, Inc.	1,601	176,190
Travelers Cos., Inc.	519	83,497

		1,569,670

Interactive Media & Services - 4.5%
Alphabet, Inc., Class A (A)	812	2,404,267
Alphabet, Inc., Class C (A)	621	1,841,520
Meta Platforms, Inc., Class A (A)	5,100	1,650,207
ZoomInfo Technologies, Inc., Class A (A)	1,819	122,273

		6,018,267

Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (A)	1,018	3,433,134

IT Services - 2.8%
Accenture PLC, Class A	3,090	1,108,661
Fiserv, Inc. (A)	887	87,361
FleetCor Technologies, Inc. (A)	942	233,060
Mastercard, Inc., Class A	2,978	999,179

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
PayPal Holdings, Inc. (A)	1,100	$255,849
Shopify, Inc., Class A (A)	84	123,205
Visa, Inc., Class A	4,376	926,705

		3,734,020

Life Sciences Tools & Services - 0.9%
Illumina, Inc. (A)	390	161,873
Thermo Fisher Scientific, Inc.	1,511	956,569
Waters Corp. (A)	144	52,927

		1,171,369

Machinery - 1.4%
Deere & Co.	2,042	698,997
Ingersoll Rand, Inc. (A)	2,347	126,175
Otis Worldwide Corp.	3,626	291,204
Parker-Hannifin Corp.	1,061	314,682
Stanley Black & Decker, Inc.	2,501	449,505

		1,880,563

Media - 0.7%
Charter Communications, Inc., Class A (A)	466	314,499
Comcast Corp., Class A	12,311	633,155
Fox Corp., Class A	488	19,393

		967,047

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	2,584	97,468

Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	12,100	315,084
DTE Energy Co.	1,434	162,544

		477,628

Multiline Retail - 0.5%
Dollar General Corp.	316	70,000
Dollar Tree, Inc. (A)	1,459	157,222
Target Corp.	1,866	484,451

		711,673

Oil, Gas & Consumable Fuels - 1.7%
Cheniere Energy, Inc. (A)	1,000	103,400
Chevron Corp.	4,364	499,634
ConocoPhillips	4,782	356,211
Coterra Energy, Inc.	993	21,171
Diamondback Energy, Inc.	3,253	348,689
EOG Resources, Inc.	2,749	254,172
Phillips 66	456	34,100
Pioneer Natural Resources Co.	2,155	402,942
Williams Cos., Inc.	11,297	317,333

		2,337,652

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	823	266,924

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	11,331	661,730
Eli Lilly & Co.	2,984	760,204
Johnson & Johnson	5,957	970,276
Merck & Co., Inc.	4,252	374,389
Pfizer, Inc.	2,151	94,085

		2,860,684

Professional Services - 0.3%
Booz Allen Hamilton Holding Corp.	1,153	100,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	2,429	$242,851

		343,001

Road & Rail - 0.6%
Lyft, Inc., Class A (A)	2,247	103,070
Norfolk Southern Corp.	1,587	465,070
Union Pacific Corp.	1,235	298,129

		866,269

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (A)	5,169	621,469
Analog Devices, Inc.	3,189	553,259
Applied Materials, Inc.	4,141	565,868
Intel Corp.	1,902	93,198
Lam Research Corp.	1,019	574,278
Microchip Technology, Inc.	1,998	148,032
Micron Technology, Inc.	930	64,263
NVIDIA Corp.	4,871	1,245,368
NXP Semiconductors NV	1,888	379,224
QUALCOMM, Inc.	747	99,381
Texas Instruments, Inc.	4,085	765,856

		5,110,196

Software - 6.0%
Fortinet, Inc. (A)	295	99,220
Intuit, Inc.	1,576	986,560
Microsoft Corp.	18,298	6,067,983
Oracle Corp.	3,467	332,624
salesforce.com, Inc. (A)	1,401	419,866
Workday, Inc., Class A (A)	847	245,613

		8,151,866

Specialty Retail - 2.1%
AutoZone, Inc. (A)	48	85,672
Best Buy Co., Inc.	3,112	380,411
Home Depot, Inc.	1,741	647,199
Lowe’s Cos., Inc.	3,896	910,963
O’Reilly Automotive, Inc. (A)	851	529,594
TJX Cos., Inc.	4,450	291,431

		2,845,270

Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	33,404	5,003,919
Seagate Technology Holdings PLC	3,654	325,462

		5,329,381

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	953	93,889
NIKE, Inc., Class B	3,961	662,636

		756,525

Tobacco - 0.6%
Altria Group, Inc.	7,650	337,441
Philip Morris International, Inc.	4,572	432,237

		769,678

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	4,169	479,560

Total Common Stocks (Cost $47,595,245)		81,730,456

	Shares	Value
PREFERRED STOCK - 0.0% (C)
Electric Utilities - 0.0% (C)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	320	$8,246

Total Preferred Stock (Cost $8,784)		8,246

	Principal	Value
ASSET-BACKED SECURITIES - 2.6%
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	$ 78,236	77,498
BlueMountain CLO Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (D), 07/18/2027 (E)	114,307	114,366
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	25,577	26,041
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	21,499	21,656
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 0.00% (D), 10/18/2030 (E)	350,000	350,070
GoodLeap Sustainable Home Solutions Trust Series 2021-4GS, Class A, 1.93%, 07/20/2048 (E)	97,093	95,649
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (E)	126,140	139,472
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	130,762	138,229
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	23,478	23,834
MVW Owner Trust Series 2016-1A, Class A, 2.25%, 12/20/2033 (E)	13,888	14,000
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	200,000	199,197
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (E)	455,000	455,274
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.32% (D), 01/20/2031 (E)	200,000	200,009
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	118,000	117,964
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.61%, 03/08/2029 (E)	50,810	51,313
Series 2019-A, Class A, 3.06%, 04/09/2038 (E)	84,904	86,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.23% (D), 07/20/2030 (E)	$250,000	$250,000
Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class A, 0.99%, 11/20/2037 (E)	137,072	136,255
Towd Point Mortgage Trust
Series 2016-2, Class A1A, 2.75% (D), 08/25/2055 (E)	12,272	12,324
Series 2017-1, Class A1, 2.75% (D), 10/25/2056 (E)	40,120	40,624
Series 2017-3, Class A1, 2.75% (D), 07/25/2057 (E)	25,544	25,874
Series 2017-6, Class A1, 2.75% (D), 10/25/2057 (E)	37,882	38,539
Series 2018-1, Class A1, 3.00% (D), 01/25/2058 (E)	66,966	67,944
Series 2018-3, Class A1, 3.75% (D), 05/25/2058 (E)	124,750	129,929
Series 2018-4, Class A1, 3.00% (D), 06/25/2058 (E)	174,631	179,819
Series 2020-4, Class A1, 1.75%, 10/25/2060 (E)	160,110	161,028
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	130,000	128,457
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	145,000	146,009
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	13,746	13,740
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	36,006	36,487

Total Asset-Backed Securities (Cost $3,460,026)		3,478,567

CORPORATE DEBT SECURITIES - 13.5%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.40%, 04/15/2030 (E)	41,000	43,863
Boeing Co.
3.50%, 03/01/2039	91,000	92,237
5.15%, 05/01/2030	85,000	99,205
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028 (E)	108,000	105,912

		341,217

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031 (E)	153,000	151,279

Airlines - 0.2%
American Airlines Pass-Through Trust
2.88%, 01/11/2036 (F)	24,000	24,053
3.20%, 12/15/2029	49,725	50,585
JetBlue Pass-Through Trust 2.75%, 11/15/2033	81,696	84,004

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
United Airlines Pass-Through Trust 3.75%, 03/03/2028	$58,332	$61,442

		220,084

Auto Components - 0.0% (C)
BorgWarner, Inc. 3.38%, 03/15/2025	36,000	38,164

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	63,000	67,354
General Motors Co.
4.88%, 10/02/2023	23,000	24,672
6.25%, 10/02/2043	15,000	20,437

		112,463

Banks - 1.8%
Banco Santander SA 2.75%, 12/03/2030	200,000	196,353
Bank of America Corp.
Fixed until 09/21/2031, 2.48% (D), 09/21/2036	160,000	155,682
Fixed until 06/19/2040, 2.68% (D), 06/19/2041	71,000	68,413
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	134,000	143,304
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	219,000	235,312
Commerzbank AG 8.13%, 09/19/2023 (B) (E)	255,000	285,651
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (E)	200,000	201,732
5.02%, 06/26/2024 (E)	65,000	69,705
JPMorgan Chase & Co.
Fixed until 10/15/2029, 2.74% (D), 10/15/2030	62,000	63,574
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	193,000	199,348
4.13%, 12/15/2026	85,000	94,191
Macquarie Bank Ltd. 3.62%, 06/03/2030 (E)	231,000	241,982
UniCredit SpA Fixed until 06/03/2031, 3.13% (D), 06/03/2032 (E)	200,000	199,037
Wells Fargo & Co.
Fixed until 03/15/2026 (G), 3.90% (D)	35,000	35,656
4.10%, 06/03/2026	167,000	183,159
Fixed until 06/15/2024 (G), 5.90% (D)	40,000	42,646

		2,415,745

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	90,000	108,679
4.75%, 01/23/2029	78,000	91,629
Constellation Brands, Inc.
3.15%, 08/01/2029	63,000	66,996
3.70%, 12/06/2026	16,000	17,502
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	56,000	59,466

		344,272

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	$47,000	$50,117
4.05%, 11/21/2039	40,000	45,923
Amgen, Inc. 2.20%, 02/21/2027 (B)	65,000	66,317
Biogen, Inc. 2.25%, 05/01/2030	42,000	41,381
Gilead Sciences, Inc. 4.15%, 03/01/2047	24,000	28,535

		232,273

Building Products - 0.2%
Carlisle Cos., Inc.
2.20%, 03/01/2032	77,000	74,373
3.75%, 12/01/2027	72,000	78,682
Carrier Global Corp. 2.72%, 02/15/2030	74,000	75,984

		229,039

Capital Markets - 0.6%
Charles Schwab Corp. Fixed until 06/01/2026 (G), 4.00% (D)	145,000	149,227
Deutsche Bank AG Fixed until 09/18/2030, 3.55% (D), 09/18/2031	150,000	158,803
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	110,000	156,509
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	102,000	100,183
Morgan Stanley
Fixed until 09/16/2031, 2.48% (D), 09/16/2036	185,000	179,854
3.70%, 10/23/2024	61,000	65,415
5.00%, 11/24/2025	60,000	67,585

		877,576

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	74,000	73,017

Commercial Services & Supplies - 0.3%
ADT Security Corp. 4.13%, 08/01/2029 (E)	79,000	77,865
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	200,000	216,750
ERAC USA Finance LLC 3.85%, 11/15/2024 (E)	111,000	118,851

		413,466

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	92,000	93,265

Construction & Engineering - 0.0% (C)
Quanta Services, Inc. 2.90%, 10/01/2030	56,000	57,875

Construction Materials - 0.2%
Holcim Finance US LLC 4.75%, 09/22/2046 (E)	200,000	253,000

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.4%
Ally Financial, Inc. 8.00%, 11/01/2031	$ 110,000	$ 157,583
BMW US Capital LLC 2.80%, 04/11/2026 (E)	65,000	68,576
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	100,000	97,923
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	200,000	195,558

		519,640

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.85%, 10/29/2041	160,000	165,970
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	49,000	48,372
5.50%, 12/15/2024 (E)	147,000	163,167
Element Fleet Management Corp.
1.60%, 04/06/2024 (E)	42,000	42,283
3.85%, 06/15/2025 (E)	56,000	60,038
Kaupthing Bank 7.63%, 02/28/2020 (H) (I) (J)	710,000	0

		479,830

Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	60,000	62,549
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	30,387
Verizon Communications, Inc.
1.68%, 10/30/2030	221,000	208,725
2.99%, 10/30/2056	105,000	99,554

		401,215

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	86,000	91,656
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	34,000	45,179
DTE Electric Co. 4.30%, 07/01/2044	139,000	170,239
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	176,000	191,127
Duke Energy Progress LLC 3.60%, 09/15/2047	64,000	71,329
Entergy Arkansas LLC 3.70%, 06/01/2024	48,000	51,030
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	8,000	8,095
5.30%, 06/01/2042	20,000	27,378
Pacific Gas & Electric Co. 2.50%, 02/01/2031	69,000	65,933
PacifiCorp
3.60%, 04/01/2024	61,000	64,537
5.75%, 04/01/2037	20,000	26,927
Public Service Electric & Gas Co. 3.00%, 05/15/2025	49,000	51,765

		865,195

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.88%, 01/12/2028	83,000	89,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc. 4.60%, 04/06/2027	$86,000	$97,313
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	50,000	52,769

		239,794

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	90,000	98,611
Schlumberger Investment SA 3.65%, 12/01/2023	26,000	27,397

		126,008

Equity Real Estate Investment Trusts - 1.1%
American Tower Trust #1 3.65%, 03/15/2048 (E)	120,000	127,234
Broadstone Net Lease LLC 2.60%, 09/15/2031	115,000	112,844
Corporate Office Properties LP
2.00%, 01/15/2029	25,000	24,260
2.25%, 03/15/2026	35,000	35,594
2.75%, 04/15/2031	18,000	18,080
CyrusOne LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	61,000	63,701
Life Storage LP 4.00%, 06/15/2029	47,000	52,218
National Retail Properties, Inc. 2.50%, 04/15/2030	70,000	70,855
Office Properties Income Trust 3.45%, 10/15/2031	76,000	74,283
Physicians Realty LP 2.63%, 11/01/2031	94,000	93,912
Piedmont Operating Partnership LP 2.75%, 04/01/2032	61,000	59,766
SBA Tower Trust
1.63%, 05/15/2051 (E)	110,000	108,532
1.88%, 07/15/2050 (E)	56,000	56,760
2.84%, 01/15/2050 (E)	300,000	311,191
3.45%, 03/15/2048 (E)	78,000	78,738
Simon Property Group LP 2.20%, 02/01/2031	73,000	71,606
Weyerhaeuser Co. 4.00%, 04/15/2030	69,000	77,448

		1,437,022

Food & Staples Retailing - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	123,000	116,770
Sysco Corp. 3.30%, 07/15/2026	104,000	111,446

		228,216

Food Products - 0.1%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	94,000	94,746
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	41,000	41,102

		135,848

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	$200,000	$208,305
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	69,000	73,200
Koninklijke Philips NV 5.00%, 03/15/2042	37,000	47,764
Smith & Nephew PLC 2.03%, 10/14/2030	71,000	69,054

		398,323

Health Care Providers & Services - 0.4%
Anthem, Inc. 2.25%, 05/15/2030	61,000	60,942
Centene Corp.
3.00%, 10/15/2030	80,000	81,310
3.38%, 02/15/2030	60,000	61,500
Cigna Corp. 2.40%, 03/15/2030	61,000	61,650
CVS Health Corp.
2.70%, 08/21/2040	50,000	47,864
3.75%, 04/01/2030	86,000	94,805
HCA, Inc.
4.13%, 06/15/2029	28,000	31,026
5.25%, 04/15/2025	16,000	17,943
Health Care Service Corp. 2.20%, 06/01/2030 (E)	75,000	74,639
Molina Healthcare, Inc. 4.38%, 06/15/2028 (E)	49,000	50,715

		582,394

Hotels, Restaurants & Leisure - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	22,000	22,214
3.80%, 02/15/2028	65,000	70,186
Hyatt Hotels Corp. 1.80%, 10/01/2024	41,000	41,151

		133,551

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	74,000	75,684

Industrial Conglomerates - 0.1%
General Electric Co.
4.35%, 05/01/2050	91,000	115,762
6.88%, 01/10/2039	2,000	3,042

		118,804

Insurance - 0.7%
American International Group, Inc.
3.88%, 01/15/2035	31,000	34,636
4.25%, 03/15/2029 (B)	46,000	52,375
CNO Global Funding 1.75%, 10/07/2026 (E)	150,000	148,930
Enstar Group Ltd. 3.10%, 09/01/2031	155,000	151,325
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031 (E) (K)	151,000	155,932
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	159,000	159,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	$111,000	$114,534
Reinsurance Group of America, Inc. 3-Month LIBOR + 2.67%, 2.78% (D), 12/15/2065	161,000	156,621

		973,966

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	200,000	214,626
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	97,000	101,509

		316,135

IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (E)	78,000	74,517

Life Sciences Tools & Services - 0.0% (C)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	36,000	49,865

Machinery - 0.1%
Flowserve Corp. 2.80%, 01/15/2032	77,000	75,627

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	44,000	49,958
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	35,000	35,917
Comcast Corp. 2.94%, 11/01/2056 (E)	17,000	16,368
NBCUniversal Media LLC 4.45%, 01/15/2043	24,000	29,034
ViacomCBS, Inc. 4.20%, 05/19/2032 (B)	44,000	50,110

		181,387

Metals & Mining - 0.3%
Anglo American Capital PLC 4.00%, 09/11/2027 (E)	200,000	216,794
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	118,000	121,540
4.55%, 11/14/2024	49,000	52,982
Glencore Funding LLC 2.63%, 09/23/2031 (E)	82,000	79,924

		471,240

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	71,000	75,473
CMS Energy Corp.
3.88%, 03/01/2024	17,000	17,980
4.88%, 03/01/2044	26,000	33,286
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	6,000	6,113

		132,852

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 0.9%
Boardwalk Pipelines LP 3.40%, 02/15/2031	$46,000	$47,796
BP Capital Markets PLC 3.12%, 05/04/2026	174,000	185,470
Chevron USA, Inc. 3.25%, 10/15/2029	47,000	51,426
Energy Transfer LP
5.15%, 03/15/2045 (B)	133,000	154,852
5.95%, 10/01/2043	28,000	34,444
Enterprise Products Operating LLC 4.25%, 02/15/2048	104,000	118,896
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	52,000	55,151
Occidental Petroleum Corp. 5.55%, 03/15/2026	62,000	68,432
Petroleos Mexicanos
6.84%, 01/23/2030	139,000	145,311
7.69%, 01/23/2050	17,000	16,320
Pioneer Natural Resources Co. 2.15%, 01/15/2031	90,000	86,825
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	52,000	54,282
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	41,000	45,478
Shell International Finance BV
2.50%, 09/12/2026	103,000	108,303
3.75%, 09/12/2046	30,000	34,871
Williams Cos., Inc. 5.40%, 03/04/2044	28,000	35,264

		1,243,121

Pharmaceuticals - 0.4%
Astrazeneca Finance LLC 1.20%, 05/28/2026	40,000	39,648
AstraZeneca PLC 4.38%, 08/17/2048	34,000	44,342
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	200,000	225,232
Bristol-Myers Squibb Co. 1.45%, 11/13/2030 (B)	67,000	64,025
Royalty Pharma PLC 2.20%, 09/02/2030	77,000	74,559
Viatris, Inc. 2.30%, 06/22/2027	76,000	76,760
Zoetis, Inc. 2.00%, 05/15/2030	42,000	41,224

		565,790

Professional Services - 0.2%
Equifax, Inc. 2.60%, 12/01/2024	52,000	54,138
Experian Finance PLC 2.75%, 03/08/2030 (E)	200,000	205,506

		259,644

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
4.38%, 05/01/2026 (E)	120,000	129,455

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Avolon Holdings Funding Ltd. (continued)
5.50%, 01/15/2026 (E)	$47,000	$52,650

		182,105

Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc. 1.95%, 02/15/2028 (B) (E)	31,000	30,373
Intel Corp. 2.88%, 05/11/2024	68,000	71,314
KLA Corp. 3.30%, 03/01/2050	56,000	59,885
Lam Research Corp. 3.75%, 03/15/2026	70,000	76,869
Microchip Technology, Inc. 0.98%, 09/01/2024 (E)	70,000	69,275
Micron Technology, Inc.
2.50%, 04/24/2023	31,000	31,854
2.70%, 04/15/2032 (F)	122,000	121,791
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	75,000	80,642
QUALCOMM, Inc.
3.25%, 05/20/2027	82,000	88,777
3.25%, 05/20/2050 (B)	39,000	42,557
Skyworks Solutions, Inc. 1.80%, 06/01/2026	39,000	39,047
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	200,000	185,916

		898,300

Software - 0.1%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	15,000	14,812
Infor, Inc. 1.75%, 07/15/2025 (E)	68,000	68,541
Intuit, Inc. 1.35%, 07/15/2027	49,000	48,039

		131,392

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 2.65%, 05/11/2050	40,000	39,457
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	60,000	70,709
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	55,000	58,506
Seagate HDD Cayman 4.13%, 01/15/2031	12,000	12,186
Western Digital Corp. 4.75%, 02/15/2026	120,000	131,550

		312,408

Tobacco - 0.2%
Altria Group, Inc. 2.45%, 02/04/2032	83,000	78,814
BAT Capital Corp.
2.26%, 03/25/2028	128,000	125,718
4.91%, 04/02/2030	52,000	58,949

		263,481

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.4%
America Movil SAB de CV 3.13%, 07/16/2022	$200,000	$203,355
Crown Castle Towers LLC 3.72%, 07/15/2043 (E)	105,000	107,303
Sprint Corp. 7.88%, 09/15/2023	42,000	46,568
T-Mobile USA, Inc. 3.88%, 04/15/2030	135,000	147,683

		504,909

Total Corporate Debt Securities (Cost $17,633,630)		18,230,998

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026	200,000	213,898

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	116,000	125,580

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	119,992

Total Foreign Government Obligations (Cost $436,409)		459,470

MORTGAGE-BACKED SECURITIES - 2.6%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	147,641	83,863
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	41,796	41,831
Series 2012-TFT, Class C,
3.56% (D), 06/05/2030 (E)	315,000	272,487
CIM Trust Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (E)	249,383	246,706
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	23,007	24,065
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	68,846
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	163,937
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	6,115	6,146
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	45,885	46,876
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	120,000	127,173
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	86,109	85,445
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	310,000	325,742

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	$132,000	$131,263
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (D), 01/25/2060 (E)	184,835	180,250
Series 2021-RPL6, Class A1,
2.00% (D), 10/25/2060 (E)	169,554	170,492
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	150,000	154,937
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.77% (D), 03/18/2035	20,661	20,336
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	285,000	285,297
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 0.89% (D), 10/25/2034	19,602	19,978
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.08% (D), 08/25/2037	92,106	80,017
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 0.73% (D), 10/25/2028	11,011	10,884
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	8,316	8,295
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	34,827	35,501
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	17,423	18,185
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	42,177	44,184
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	32,998	34,749
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	29,311	30,599
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	62,366	66,224
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	108,446	115,416
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	37,009	39,112
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	45,210	46,333
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	139,759	145,768
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	124,230	128,513
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	195,000	196,277

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 0.78% (D), 01/19/2034	$39,912	$40,053

Total Mortgage-Backed Securities (Cost $3,545,845)		3,495,780

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.2%
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.90%, 2.28% (D), 02/01/2041	2,340	2,405
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	245,000	240,029
2.89%, 06/25/2027	126,696	133,120
3.01%, 07/25/2025	188,000	199,983
3.06% (D), 07/25/2023 - 08/25/2024	455,000	475,940
Federal National Mortgage Association
12-Month LIBOR + 1.75%, 2.13% (D), 03/01/2041	496	496
3.33% (D), 10/25/2023	36,278	37,798
3.50%, 11/01/2028 - 01/01/2029	45,882	49,254
4.00%, 10/01/2025 - 07/01/2026	10,248	10,845
4.50%, 02/01/2025	1,106	1,156
5.00%, 04/01/2039 - 11/01/2039	74,428	84,047
5.50%, 09/01/2036 - 12/01/2041	139,584	162,620
6.00%, 05/01/2038 - 04/01/2040	76,838	90,769
6.50%, 05/01/2040	21,642	25,091
Government National Mortgage Association, Interest Only STRIPS 0.67% (D), 02/16/2053	91,196	1,959
Tennessee Valley Authority 5.88%, 04/01/2036	79,000	115,558
Uniform Mortgage-Backed Security
2.00%, TBA (F)	2,559,000	2,586,242
2.50%, TBA (F)	3,174,000	3,263,319
3.00%, TBA (F)	1,813,000	1,891,681
3.50%, TBA (F)	1,121,000	1,184,669
4.00%, TBA (F)	456,000	488,240

Total U.S. Government Agency Obligations (Cost $11,029,987)		11,045,221

U.S. GOVERNMENT OBLIGATIONS - 10.8%
U.S. Treasury - 9.7%
U.S. Treasury Bond
1.25%, 05/15/2050	910,000	768,061
1.38%, 08/15/2050	102,000	88,812
1.88%, 02/15/2051	307,000	301,580
2.00%, 02/15/2050	301,000	303,963
2.25%, 08/15/2046	95,000	100,169
2.38%, 05/15/2051	95,000	104,262
2.50%, 02/15/2045 - 05/15/2046	355,000	389,313
2.75%, 08/15/2042 (B)	153,500	173,263
2.75%, 08/15/2047 - 11/15/2047	323,000	375,393
2.88%, 08/15/2045 - 05/15/2049	356,300	422,511
3.00%, 05/15/2042 - 08/15/2048	166,100	199,802
3.13%, 02/15/2042 - 05/15/2048	81,500	98,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.63%, 02/15/2044	$242,300	$313,788
4.50%, 02/15/2036	67,000	92,073
5.25%, 02/15/2029	98,000	123,713
U.S. Treasury Note
0.13%, 05/31/2022 - 05/31/2023	1,033,000	1,031,052
0.25%, 08/31/2025	249,000	241,929
0.63%, 05/15/2030 - 08/15/2030	672,000	623,613
0.88%, 06/30/2026	435,000	429,410
1.13%, 02/15/2031 (B)	835,000	805,775
1.50%, 08/15/2026 - 02/15/2030	774,300	782,905
1.63%, 11/15/2022 - 02/15/2026 (B)	460,000	468,820
1.63%, 05/15/2026 - 05/15/2031	1,741,900	1,763,367
1.75%, 11/30/2021 - 05/15/2023	307,000	311,432
2.00%, 02/15/2025	93,000	96,484
2.13%, 06/30/2022 - 05/15/2025 (B)	283,000	289,887
2.25%, 11/15/2025 - 11/15/2027	371,300	389,516
2.38%, 01/31/2023	237,000	243,203
2.50%, 08/15/2023 - 01/31/2024	933,000	968,780
2.63%, 12/15/2021	220,000	220,667
2.88%, 08/15/2028	204,000	223,181
3.13%, 11/15/2028 (B)	260,500	289,857

		13,034,722

U.S. Treasury Inflation-Protected Securities - 1.1%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	180,880	210,831
1.75%, 01/15/2028	94,021	113,555
2.50%, 01/15/2029	347,478	446,909
U.S. Treasury Inflation-Indexed Note
0.13%, 07/15/2030	186,711	207,844
0.63%, 01/15/2024	491,309	525,959

		1,505,098

Total U.S. Government Obligations (Cost $14,271,047)		14,539,820

COMMERCIAL PAPER - 6.1%
Banks - 2.3%
Concord Minutemen Capital Co. LLC 0.12% (L), 11/16/2021	400,000	399,982
HSBC Bank PLC 0.10% (L), 01/07/2022	350,000	349,877
Korea Development Bank 0.10% (L), 12/08/2021	490,000	489,951
Lloyds Bank PLC 0.10% (L), 12/08/2021	500,000	499,950
Macquarie Bank Ltd. 0.11% (L), 12/07/2021	500,000	499,937
Manhattan Asset Funding Co. LLC 0.11% (L), 01/25/2022	535,000	534,831
Natixis SA 0.11% (L), 12/02/2021	350,000	349,974

		3,124,502

Capital Markets - 0.6%
Cedar Springs Capital Co. LLC 0.12% (L), 11/15/2021	250,000	249,989
Ionic Capital II Trust 0.15% (L), 01/13/2022	350,000	349,911

	Principal	Value

COMMERCIAL PAPER (continued)
Capital Markets (continued)
Ionic Capital III Trust 0.11% (L), 11/05/2021	$250,000	$249,996

		849,896

Diversified Financial Services - 2.7%
Anglesea Funding LLC 0.10% (L), 12/02/2021	525,000	524,952
Le Fayette Asset Securitization LLC 0.10% (L), 12/16/2021	450,000	449,939
Liberty Funding LLC 0.10% (L), 12/01/2021	360,000	359,968
LMA-Americas LLC 0.12% (L), 11/17/2021	475,000	474,976
Mont Blanc Capital Corp.
0.11% (L), 11/19/2021	333,000	332,982
0.13% (L), 01/20/2022	275,000	274,921
Sheffield Receivables Co. LLC 0.12% (L), 11/10/2021	500,000	499,985
Starbird Funding Corp. 0.10% (L), 11/02/2021	450,000	449,996
Victory Receivables Corp. 0.11% (L), 11/08/2021	250,000	249,994

		3,617,713

Food Products - 0.3%
Britannia Funding Co. 0.15% (L), 02/10/2022	350,000	349,823

Health Care Providers & Services - 0.2%
Columbia Funding Co. LLC 0.13% (L), 01/25/2022	315,000	314,862

Total Commercial Paper (Cost $8,256,946)		8,256,796

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.02% (L), 12/30/2021	225,000	224,969
0.03% (L), 12/23/2021	50,000	49,994
0.04% (L), 12/02/2021 - 12/16/2021	895,000	894,939
0.05% (L), 11/04/2021	125,000	125,000

Total Short-Term U.S. Government Obligations (Cost $1,294,953)		1,294,902

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (L)	959,918	959,918

Total Other Investment Company (Cost $959,918)		959,918

Total Investments (Cost $108,492,790)		143,500,174
Net Other Assets (Liabilities) - (6.3)%		(8,491,393)

Net Assets - 100.0%		$135,008,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	3	12/31/2021	$660,569	$657,750	$—	$(2,819)
S&P 500® E-Mini Index	4	12/17/2021	874,446	919,400	44,954	—

Total Futures Contracts					$44,954	$(2,819)

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Common Stocks	$81,730,456	$—	$—	$81,730,456
Preferred Stock	8,246	—	—	8,246
Asset-Backed Securities	—	3,478,567	—	3,478,567
Corporate Debt Securities	—	18,230,998	0	18,230,998
Foreign Government Obligations	—	459,470	—	459,470
Mortgage-Backed Securities	—	3,495,780	—	3,495,780
U.S. Government Agency Obligations	—	11,045,221	—	11,045,221
U.S. Government Obligations	—	14,539,820	—	14,539,820
Commercial Paper	—	8,256,796	—	8,256,796
Short-Term U.S. Government Obligations	—	1,294,902	—	1,294,902
Other Investment Company	959,918	—	—	959,918

Total Investments	$82,698,620	$60,801,554	$0	$143,500,174

Other Financial Instruments
Futures Contracts (O)	$44,954	$—	$—	$44,954

Total Other Financial Instruments	$44,954	$—	$—	$44,954

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(2,819)	$—	$—	$(2,819)

Total Other Financial Instruments	$(2,819)	$—	$—	$(2,819)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,226,841, collateralized by cash collateral of $959,918 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,312,709. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $12,582,068, representing 9.3% of the Fund’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(J)	Security deemed worthless.
(K)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	03/01/2021	$151,618	$155,932	0.1%

(L)	Rates disclosed reflect the yields at October 31, 2021.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.
(O)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Bond (Class A) returned 2.34%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -0.48%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2021, the Fund adjusted allocations across spread-based assets but stayed overweight risk relative to the benchmark. This positioning was driven by the portfolio management team’s views on expected risk-adjusted returns as yields on government securities continued to remain below historical levels given accommodative fiscal and monetary policy. The Fund’s duration at the start of the period was slightly short relative to the benchmark, and that underweight was gradually increased throughout the year as a potential hedge against the potential impacts of policymakers’ extraordinary support and increasing inflation expectations.

Within spread-based assets, investment grade corporate bonds remained a core holding, but the Fund was biased in favor of intermediate-dated credit given views that their risk-adjusted return profile was more attractive than longer-maturity bonds. While the Fund continued to overweight financials given strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity like capital goods and cyclicals. The portfolio managers continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved throughout the fiscal year.

For the 12-month period ended October 31, 2021, portfolio performance compared to the benchmark was driven by the overweight to risk-based assets. Carry and spread factors were the largest contributors to relative performance as spreads in many risk-based assets moved lower due to strong market technicals and generally improving fundamentals. Duration positioning over the 12-month period also benefitted relative returns as rates rose across most of the curve, although positioning in the belly (5-10 years) of the yield curve was a modest detractor.

At an asset class level, the Fund’s ex-index allocation to high yield corporate credit, security selection within commercial mortgage-backed securities, and underweight allocation to Treasury securities contributed positively to relative returns. These positives were modestly offset by the portfolio’s security selection in Treasury securities and underweight allocation to government-related securities.

Within corporate credit, consumer cyclicals, banking and energy were the largest contributors to relative returns while other industrial, other utility and other finance were modest detractors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Jeremy Mead, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	51.4%
Mortgage-Backed Securities	15.5
Asset-Backed Securities	14.5
U.S. Government Obligations	12.3
U.S. Government Agency Obligations	2.6
Commercial Paper	2.4
Other Investment Company	1.0
Repurchase Agreement	0.9
Foreign Government Obligations	0.8
Loan Assignments	0.8
Short-Term U.S. Government Obligation	0.2
Common Stock	0.2
Net Other Assets (Liabilities) ^	(2.6)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.91
Duration †	5.64

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	15.1%
AAA	13.9
AA	3.8
A	12.6
BBB	31.2
BB	13.7
B	6.4
CCC and Below	0.8
Not Rated	5.1
Net Other Assets (Liabilities) ^	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(2.55)%	2.70%	3.88%	06/29/1987
Class A (NAV)	2.34%	3.69%	4.39%	06/29/1987
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%
Class C (POP)	0.81%	3.04%	3.69%	11/11/2002
Class C (NAV)	1.80%	3.04%	3.69%	11/11/2002
Class I (NAV)	2.73%	4.11%	4.74%	11/30/2009
Class I2 (NAV)	2.90%	4.20%	4.83%	11/08/2004
Class R6 (NAV)	2.90%	4.18%	3.92%	05/29/2015

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. These risks are described in more detail in the prospectus

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 14.5%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$587,974	$638,423
Accelerated LLC
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	2,943,660	2,915,288
Series 2021-1H, Class D, 3.58%, 10/20/2040 (A)	3,227,265	3,233,926
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 08/15/2046 (A)	4,500,000	4,478,722
Anchorage Capital CLO 9 Ltd. Series 2016-9A, Class AR2, 3-Month LIBOR + 1.14%, 1.26% (B), 07/15/2032 (A)	3,600,000	3,600,252
Apidos CLO XXXI Series 2019-31A, Class BR, 3-Month LIBOR + 1.55%, 1.67% (B), 04/15/2031 (A)	2,500,000	2,501,600
Aqua Finance Trust 1.54%, 07/17/2046 (A)	3,900,000	3,880,326
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	65,225	65,307
Battalion CLO XXI Ltd. Series 2021-21A, Class A, 3-Month LIBOR + 1.18%, 1.31% (B), 07/15/2034 (A)	2,880,000	2,881,449
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	147,070	149,737
BXG Receivables Note Trust
Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	592,193	596,519
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	1,434,272	1,417,624
CARS-DB4 LP
Series 2020-1A, Class A1, 2.69%, 02/15/2050 (A)	1,113,850	1,135,086
Series 2020-1A, Class A4, 3.19%, 02/15/2050 (A)	5,994,975	6,076,627
CARS-DB5 LP Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	4,120,000	4,083,797
CIFC Funding Ltd. Series 2015-2A, Class BR2, 3-Month LIBOR + 1.50%, 1.62% (B), 04/15/2030 (A)	7,030,000	7,019,118
Countrywide Asset-Backed Certificates Series 2002-S3, Class A5, 4.93% (B), 05/25/2032	6,731	6,688
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	5,727,000	5,691,927
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	3,375,000	3,305,152
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	1,007,136	1,026,535

	Principal	Value
ASSET-BACKED SECURITIES (continued)
ExteNet LLC Series 2019-1A, Class A2, 3.20%, 07/26/2049 (A)	$ 2,765,000	$ 2,829,068
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	3,213,771	3,165,979
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A) (C)	3,545,000	3,544,476
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month LIBOR + 0.66%, 0.75% (B), 01/25/2036	1,099,730	629,089
Hilton Grand Vacations Trust Series 2018-AA, Class C, 4.00%, 02/25/2032 (A)	738,429	760,605
HIN Timeshare Trust Series 2020-A, Class A, 1.39%, 10/09/2039 (A)	2,241,669	2,238,747
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 1.33% (B), 10/20/2034 (A)	4,500,000	4,501,764
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	436,950	457,143
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	1,296,750	1,464,804
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month LIBOR + 0.70%, 0.79% (B), 12/25/2035	1,005,608	1,106,205
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 1.12% (B), 04/15/2029 (A)	5,273,999	5,274,584
Mountain View CLO Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 1.57% (B), 10/15/2026 (A)	1,289,695	1,290,184
MVW LLC
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	988,822	1,001,071
Series 2021-1WA, Class C, 1.94%, 01/22/2041 (A)	2,956,816	2,931,870
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	1,710,384	1,745,005
NADG NNN Operating LP Series 2019-1, Class A, 3.37%, 12/28/2049 (A)	5,400,042	5,514,707
New Residential Advance Receivables Trust
Series 2020-APT1, Class DT1, 2.00%, 12/16/2052 (A)	400,000	399,673
Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (A)	10,800,000	10,756,626

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advance Receivables Trust (continued)
Series 2020-T1, Class BT1, 1.82%, 08/15/2053 (A)	$ 2,400,000	$ 2,390,822
Series 2020-T1, Class DT1, 3.01%, 08/15/2053 (A)	3,390,000	3,388,736
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	25,800,000	25,815,529
Series 2020-T2, Class CT2, 2.17%, 09/15/2053 (A)	1,200,000	1,197,477
Series 2020-T3, Class AT3, 1.32%, 10/15/2052 (A)	6,216,000	6,214,153
Series 2020-T3, Class BT3, 1.57%, 10/15/2052 (A)	180,000	180,286
Series 2020-T3, Class CT3, 1.81%, 10/15/2052 (A)	900,000	901,850
Series 2020-T3, Class DT3, 2.46%, 10/15/2052 (A)	720,000	721,741
Octagon 54 Ltd. Series 2021-1A, Class A1, 3-Month LIBOR + 1.12%, 1.25% (B), 07/15/2034 (A)	2,750,000	2,751,842
Ocwen Master Advance Receivables Trust
Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (A)	10,116,000	10,112,880
Series 2020-T1, Class BT1, 1.77%, 08/15/2052 (A)	1,426,000	1,428,569
Series 2020-T1, Class CT1, 2.32%, 08/15/2052 (A)	591,000	592,152
Series 2020-T1, Class DT1, 3.06%, 08/15/2052 (A)	1,386,000	1,389,873
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.61%, 03/08/2029 (A)	292,545	295,441
Series 2018-A, Class C, 3.74%, 11/08/2030 (A)	585,471	596,288
Series 2019-A, Class A, 3.06%, 04/09/2038 (A)	446,863	457,719
Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	446,860	456,537
OZLM Funding IV Ltd. Series 2013-4A, Class A2R, 3-Month LIBOR + 1.70%, 1.83% (B), 10/22/2030 (A)	3,750,000	3,733,537
Pikes Peak CLO 4 Series 2019-4A, Class AR, 3-Month LIBOR + 1.20%, 1.32% (B), 07/15/2034 (A)	4,395,000	4,395,743
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A, 3.69%, 09/20/2035 (A)	752,049	777,887
Series 2018-3A, Class D, 5.20%, 09/20/2035 (A)	808,807	832,899
Series 2019-1A, Class B, 3.42%, 01/20/2036 (A)	580,807	597,835
Series 2019-2A, Class A, 2.59%, 05/20/2036 (A)	796,605	810,097

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2019-2A, Class D, 4.54%, 05/20/2036 (A)	$ 808,247	$ 820,316
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	399,148	396,938
Series 2020-2A, Class B, 2.32%, 07/20/2037 (A)	1,938,328	1,947,639
Series 2021-1A, Class C, 1.79%, 11/20/2037 (A)	4,168,395	4,139,518
Series 2021-1A, Class D, 3.17%, 11/20/2037 (A)	2,460,267	2,451,600
Soundview Home Loan Trust Series 2006-3, Class A3, 1-Month LIBOR + 0.32%, 0.41% (B), 11/25/2036	46,446	46,422
SPS Servicer Advance Receivables Trust II
Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (A)	4,754,000	4,762,208
Series 2020-T1, Class CT1, 1.82%, 11/15/2052 (A)	982,000	983,715
Series 2020-T1, Class DT1, 2.37%, 11/15/2052 (A)	540,000	540,960
STORE Master Funding I LLC Series 2015-1A, Class A2, 4.17%, 04/20/2045 (A)	1,040,063	1,073,991
STORE Master Funding I-VII & XIV Series 2019-1, Class A3, 3.32%, 11/20/2049 (A)	1,132,046	1,165,011
STORE Master Funding LLC Series 2013-3A, Class A2, 5.21%, 11/20/2043 (A)	748,472	760,480
Sunnova Helios II Issuer LLC Series 2021-A, Class A, 1.80%, 02/20/2048 (A)	2,617,181	2,591,638
TICP CLO III Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 1.48% (B), 04/20/2028 (A)	1,250,000	1,250,084
Towd Point Mortgage Trust
Series 2016-2, Class A1A, 2.75% (B), 08/25/2055 (A)	117,022	117,517
Series 2016-4, Class A1, 2.25% (B), 07/25/2056 (A)	266,045	267,415
Series 2017-1, Class A1, 2.75% (B), 10/25/2056 (A)	890,673	901,864
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	549,955	557,059
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	3,057,225	3,117,990
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	2,940,107	2,991,055
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	2,646,205	2,713,404
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	4,032,859	4,152,666
Series 2018-5, Class A1A, 3.25% (B), 07/25/2058 (A)	1,630,192	1,657,621
Series 2019-1, Class A1, 3.69% (B), 03/25/2058 (A)	7,346,676	7,656,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	$ 10,524,438	$ 10,584,794
Vantage Data Centers LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	6,085,000	6,016,675
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (A)	3,100,000	3,121,578
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	504,000	522,846
Welk Resorts LLC Series 2019-AA, Class A, 2.80%, 06/15/2038 (A)	1,084,832	1,111,017
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4, 3-Month LIBOR + 1.55%, 1.68% (B), 07/20/2029 (A)	3,815,000	3,815,271
Series 2016-2A, Class A2R, 3-Month LIBOR + 1.58%, 1.71% (B), 10/20/2028 (A)	4,975,000	4,942,881
Series 2017-2A, Class A2R, 3-Month LIBOR + 1.62%, 1.75% (B), 10/20/2029 (A)	4,000,000	3,995,764

Total Asset-Backed Securities (Cost $254,532,494)		255,530,139

CORPORATE DEBT SECURITIES - 51.4%
Aerospace & Defense - 1.0%
BAE Systems PLC 3.40%, 04/15/2030 (A)	1,460,000	1,561,948
Boeing Co.
5.15%, 05/01/2030	3,195,000	3,728,930
5.93%, 05/01/2060	3,432,000	4,824,094
Embraer Finance BV 6.95%, 01/17/2028 (A)	2,343,000	2,599,558
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028 (A)	3,768,000	3,695,145
Northrop Grumman Corp. 3.20%, 02/01/2027	738,000	792,463

		17,202,138

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031 (A)	5,315,000	5,255,206

Airlines - 1.1%
American Airlines Pass-Through Trust
2.88%, 01/11/2036 (C)	805,000	806,763
3.15%, 08/15/2033	2,407,955	2,470,651
3.70%, 04/01/2028	1,175,688	1,205,368
4.00%, 01/15/2027	1,713,701	1,665,938
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	14,376	14,462
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	1,655,000	1,720,583
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	2,086,000	2,318,068

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
JetBlue Pass-Through Trust 2.75%, 11/15/2033	$ 2,674,374	$ 2,749,915
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (D)	1,500,000	1,545,000
United Airlines Pass-Through Trust
2.70%, 11/01/2033	1,010,122	1,018,428
3.75%, 03/03/2028	1,368,824	1,441,790
4.15%, 02/25/2033	1,966,696	2,163,845
US Airways Pass-Through Trust 3.95%, 05/15/2027	239,946	244,306

		19,365,117

Auto Components - 0.3%
Clarios Global LP / Clarios US Finance Co. 6.25%, 05/15/2026 (A)	2,977,000	3,114,686
Weichai International Hong Kong Energy Group Co. Ltd. Fixed until 09/14/2022 (E), 3.75% (B) (F)	1,600,000	1,615,150

		4,729,836

Automobiles - 0.4%
Ford Motor Co.
8.50%, 04/21/2023	2,053,000	2,251,114
9.00%, 04/22/2025	1,203,000	1,446,608
General Motors Co. 6.25%, 10/02/2043	2,723,000	3,709,945

		7,407,667

Banks - 6.8%
Banco Santander SA 2.75%, 05/28/2025 - 12/03/2030	8,400,000	8,523,323
Bank of America Corp.
Fixed until 09/21/2031, 2.48% (B), 09/21/2036	5,337,000	5,192,961
Fixed until 10/24/2050, 2.83% (B), 10/24/2051	5,282,000	5,196,761
4.18%, 11/25/2027	3,120,000	3,437,892
Barclays PLC
Fixed until 03/15/2028 (E), 4.38% (B) (D)	5,310,000	5,223,978
4.84%, 05/09/2028	2,220,000	2,473,842
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	4,955,000	5,388,563
6.75%, 09/30/2022 (A) (D)	1,500,000	1,571,250
BNP Paribas SA Fixed until 03/14/2022 (E), 6.75% (A) (B) (D)	2,429,000	2,468,471
BPCE SA
Fixed until 10/19/2031, 3.12% (B), 10/19/2032 (A)	2,583,000	2,598,812
4.50%, 03/15/2025 (A)	4,654,000	5,063,078
Citigroup, Inc.
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	7,825,000	8,407,842
Fixed until 12/10/2025 (E), 4.00% (B)	3,111,000	3,177,109

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 09/12/2024 (E), 5.00% (B)	$ 1,412,000	$ 1,460,177
Commerzbank AG 8.13%, 09/19/2023 (A)	2,891,000	3,238,493
Credit Suisse AG 6.50%, 08/08/2023 (A)	3,070,000	3,342,616
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	3,008,000	3,155,690
HBOS PLC 6.00%, 11/01/2033 (A)	2,974,000	3,865,719
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (A)	1,039,000	1,047,999
5.02%, 06/26/2024 (A)	595,000	638,064
5.71%, 01/15/2026 (A)	2,487,000	2,765,112
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (B), 05/13/2031	3,357,000	3,467,410
Fixed until 02/01/2025 (E), 4.60% (B)	5,533,000	5,659,521
Lloyds Banking Group PLC Fixed until 06/27/2026 (E), 6.75% (B)	2,567,000	2,933,439
Macquarie Bank Ltd. 3.62%, 06/03/2030 (A)	5,304,000	5,556,156
Natwest Group PLC Fixed until 08/28/2030, 3.03% (B), 11/28/2035	2,701,000	2,689,085
Synovus Bank Fixed until 02/10/2022, 2.29% (B), 02/10/2023	2,850,000	2,859,775
Truist Financial Corp. Fixed until 09/01/2025 (E), 4.95% (B)	5,369,000	5,826,707
UniCredit SpA
Fixed until 06/03/2031, 3.13% (B), 06/03/2032 (A)	5,335,000	5,309,300
Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	1,858,000	2,033,567
Wells Fargo & Co. Fixed until 03/15/2026 (E), 3.90% (B)	3,903,000	3,976,181
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	617,446

		119,166,339

Beverages - 0.9%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	1,089,000	1,315,014
4.75%, 01/23/2029	5,088,000	5,977,022
Constellation Brands, Inc.
3.15%, 08/01/2029	1,344,000	1,429,255
3.70%, 12/06/2026	1,594,000	1,743,637
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	5,160,000	5,113,931

		15,578,859

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	$ 1,682,000	$ 1,793,553
3.25%, 10/01/2022	1,758,000	1,788,682
4.05%, 11/21/2039	1,711,000	1,964,355
Amgen, Inc. 2.20%, 02/21/2027	2,344,000	2,391,481
Biogen, Inc. 2.25%, 05/01/2030	1,496,000	1,473,935

		9,412,006

Building Products - 0.8%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A)	830,000	879,800
Builders FirstSource, Inc. 5.00%, 03/01/2030 (A)	859,000	907,319
Carlisle Cos., Inc.
2.20%, 03/01/2032	2,572,000	2,484,257
3.75%, 12/01/2027	2,784,000	3,042,370
Carrier Global Corp. 2.72%, 02/15/2030	2,936,000	3,014,705
Owens Corning 7.00%, 12/01/2036	1,380,000	1,985,083
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	2,179,000	2,020,521

		14,334,055

Capital Markets - 2.3%
Charles Schwab Corp. Fixed until 12/01/2027 (E), 5.00% (B) (D)	3,340,000	3,556,091
Credit Suisse Group AG Fixed until 08/21/2026 (E), 6.38% (A) (B)	7,047,000	7,672,421
Deutsche Bank AG Fixed until 04/08/2030, 5.88% (B), 07/08/2031	3,012,000	3,540,480
Goldman Sachs Group, Inc. Fixed until 04/23/2028, 3.81% (B), 04/23/2029	4,906,000	5,377,766
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	3,449,000	3,387,566
Lazard Group LLC 4.50%, 09/19/2028	2,336,000	2,681,648
LPL Holdings, Inc. 4.00%, 03/15/2029 (A)	3,175,000	3,238,500
Morgan Stanley
Fixed until 09/16/2031, 2.48% (B), 09/16/2036	6,346,000	6,169,488
4.00%, 07/23/2025	4,024,000	4,392,276

		40,016,236

Chemicals - 0.6%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (A)	2,647,000	2,611,843
Mosaic Co. 4.05%, 11/15/2027	800,000	888,159
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,800,000	2,914,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Nutrien Ltd. 4.20%, 04/01/2029	$ 2,514,000	$ 2,853,501
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028 (A)	1,005,000	1,002,487

		10,270,090

Commercial Services & Supplies - 0.7%
ADT Security Corp. 4.13%, 08/01/2029 (A)	2,728,000	2,688,798
Ashtead Capital, Inc.
2.45%, 08/12/2031 (A)	1,494,000	1,470,202
4.25%, 11/01/2029 (A)	1,358,000	1,471,736
Stericycle, Inc.
3.88%, 01/15/2029 (A)	1,868,000	1,839,980
5.38%, 07/15/2024 (A)	3,987,000	4,106,610

		11,577,326

Communications Equipment - 0.4%
CommScope, Inc. 4.75%, 09/01/2029 (A)	7,885,000	7,736,762

Construction & Engineering - 0.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.63%, 08/01/2029 - 04/01/2030 (A)	2,660,000	2,626,347
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 5.00%, 06/15/2029 (A)	2,156,000	2,164,085
IHS Netherlands Holdco BV
7.13%, 03/18/2025 (A)	1,565,000	1,617,819
8.00%, 09/18/2027 (A)	1,975,000	2,095,969
Quanta Services, Inc. 2.90%, 10/01/2030	2,043,000	2,111,394

		10,615,614

Construction Materials - 0.5%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	2,580,000	2,790,743
Holcim Finance US LLC 3.50%, 09/22/2026 (A)	2,427,000	2,613,560
Martin Marietta Materials, Inc. 2.50%, 03/15/2030	2,925,000	2,973,383

		8,377,686

Consumer Finance - 1.2%
Ally Financial, Inc. 8.00%, 11/01/2031	3,848,000	5,512,554
BMW US Capital LLC 2.80%, 04/11/2026 (A)	2,644,000	2,789,466
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	4,705,000	4,833,211
Navient Corp. 6.50%, 06/15/2022	1,885,000	1,939,194
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (A)	3,359,000	3,289,229
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	2,089,000	2,042,603

		20,406,257

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.8%
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	$ 5,810,000	$ 5,828,882
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (A)	6,000,000	5,871,000
WRKCo, Inc. 3.90%, 06/01/2028	2,405,000	2,665,487

		14,365,369

Diversified Financial Services - 2.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	3,574,000	3,707,347
4.50%, 09/15/2023	4,183,000	4,432,793
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,920,000	1,895,415
3.50%, 11/01/2027 (A)	1,507,000	1,573,304
5.50%, 12/15/2024 (A)	6,418,000	7,123,838
Element Fleet Management Corp.
1.60%, 04/06/2024 (A)	1,549,000	1,559,432
3.85%, 06/15/2025 (A)	3,784,000	4,056,836
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (A)	5,711,000	5,739,498
Mexico Remittances Funding Fiduciary Estate Management SARL 4.88%, 01/15/2028 (A)	6,098,000	5,884,631
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	4,725,000	4,701,375
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (A)	3,940,000	4,157,330

		44,831,799

Diversified Telecommunication Services - 1.1%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (A)	4,475,000	4,665,143
Lumen Technologies, Inc.
5.13%, 12/15/2026 (A)	4,440,000	4,543,141
7.50%, 04/01/2024	1,750,000	1,920,625
Verizon Communications, Inc.
1.68%, 10/30/2030	1,973,000	1,863,410
1.75%, 01/20/2031	4,770,000	4,506,797
4.13%, 03/16/2027	2,134,000	2,385,621

		19,884,737

Electric Utilities - 1.0%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	5,178,000	5,520,050
EDP Finance BV 3.63%, 07/15/2024 (A)	7,937,000	8,422,704
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	598,000	583,050
3.63%, 02/15/2031 (A)	854,000	832,650
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,323,000	2,219,746

		17,578,200

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 3.50%, 04/01/2022	1,657,000	1,669,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc. 4.60%, 04/06/2027	$ 3,920,000	$ 4,435,671
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	210,000	207,113
4.38%, 02/15/2030 (A)	1,498,000	1,580,966

		7,893,117

Energy Equipment & Services - 0.2%
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	1,793,000	1,920,590
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,737,000	1,903,185

		3,823,775

Equity Real Estate Investment Trusts - 2.8%
Broadstone Net Lease LLC 2.60%, 09/15/2031	3,850,000	3,777,832
Corporate Office Properties LP
2.00%, 01/15/2029	879,000	852,991
2.25%, 03/15/2026	1,251,000	1,272,239
2.75%, 04/15/2031	670,000	672,964
CyrusOne LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	2,353,000	2,457,191
EPR Properties 3.75%, 08/15/2029	2,420,000	2,486,335
HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 06/15/2026 (A)	1,830,000	1,813,988
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	3,750,000	3,904,688
iStar, Inc.
4.25%, 08/01/2025	2,171,000	2,225,275
5.50%, 02/15/2026	3,496,000	3,631,470
Life Storage LP
2.20%, 10/15/2030	800,000	787,481
4.00%, 06/15/2029	1,053,000	1,169,899
National Retail Properties, Inc. 2.50%, 04/15/2030	2,457,000	2,487,009
Office Properties Income Trust 3.45%, 10/15/2031	2,556,000	2,498,245
Physicians Realty LP 2.63%, 11/01/2031	3,138,000	3,135,070
Piedmont Operating Partnership LP 2.75%, 04/01/2032 (D)	2,053,000	2,011,475
SBA Tower Trust
1.63%, 05/15/2051 (A)	880,000	868,254
2.84%, 01/15/2050 (A)	6,883,000	7,139,759
3.45%, 03/15/2048 (A)	995,000	1,004,419
Simon Property Group LP 2.20%, 02/01/2031	2,546,000	2,497,372
Weyerhaeuser Co. 4.00%, 04/15/2030	2,433,000	2,730,877

		49,424,833

Food & Staples Retailing - 0.9%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	4,817,000	4,573,023
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 4.63%, 01/15/2027 (A)	4,360,000	4,562,958

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
InRetail Consumer 3.25%, 03/22/2028 (A)	$ 3,042,000	$ 2,989,373
Sysco Corp. 5.95%, 04/01/2030	2,267,000	2,874,798

		15,000,152

Food Products - 0.5%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,035,000	2,042,539
2.75%, 05/14/2031	3,156,000	3,181,038
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (A)	1,423,000	1,426,558
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	680,000	683,400
5.63%, 01/15/2028 (A)	2,000,000	2,087,400

		9,420,935

Health Care Equipment & Supplies - 0.9%
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	2,053,000	2,138,253
Boston Scientific Corp. 4.70%, 03/01/2049 (D)	1,604,000	2,069,207
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	3,535,000	3,750,189
Mozart Debt Merger Sub, Inc.
3.88%, 04/01/2029 (A)	2,443,000	2,432,544
5.25%, 10/01/2029 (A)	489,000	496,335
Smith & Nephew PLC 2.03%, 10/14/2030	2,706,000	2,631,817
Stryker Corp. 1.95%, 06/15/2030	2,312,000	2,276,736

		15,795,081

Health Care Providers & Services - 1.6%
Anthem, Inc. 2.25%, 05/15/2030	2,121,000	2,118,975
Centene Corp.
3.00%, 10/15/2030	2,115,000	2,149,644
3.38%, 02/15/2030	4,806,000	4,926,150
4.25%, 12/15/2027	1,047,000	1,096,733
CHS / Community Health Systems, Inc. 8.00%, 03/15/2026 (A)	725,000	765,781
Cigna Corp. 2.40%, 03/15/2030	2,085,000	2,107,218
CVS Health Corp. 4.78%, 03/25/2038	4,837,000	5,910,663
HCA, Inc.
4.13%, 06/15/2029	3,725,000	4,127,598
7.50%, 11/06/2033	1,031,000	1,469,175
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,730,000	1,790,550
Tenet Healthcare Corp. 5.13%, 11/01/2027 (A)	1,400,000	1,463,000

		27,925,487

Hotels, Restaurants & Leisure - 2.1%
Boyd Gaming Corp. 4.75%, 12/01/2027	849,000	874,725
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	999,000	1,021,478

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Expedia Group, Inc.
2.95%, 03/15/2031	$ 846,000	$ 854,246
3.80%, 02/15/2028	1,761,000	1,901,510
GLP Capital LP / GLP Financing II, Inc. 4.00%, 01/15/2030	2,357,000	2,500,282
Hilton Domestic Operating Co., Inc. 3.75%, 05/01/2029 (A)	3,099,000	3,099,000
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,368,000	1,373,028
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,792,000	3,099,120
Marriott International, Inc.
2.75%, 10/15/2033	2,965,000	2,895,671
5.75%, 05/01/2025	292,000	330,993
MGM Resorts International
4.75%, 10/15/2028	1,627,000	1,691,199
5.75%, 06/15/2025	3,379,000	3,649,320
NCL Corp. Ltd. 3.63%, 12/15/2024 (A) (D)	3,416,000	3,215,310
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028 (A)	1,364,000	1,387,870
Scientific Games International, Inc.
7.00%, 05/15/2028 (A) (G)	699,000	755,235
7.25%, 11/15/2029 (A) (G)	796,000	899,544
8.25%, 03/15/2026 (A) (G)	3,200,000	3,396,000
Viking Cruises Ltd. 5.88%, 09/15/2027 (A)	4,525,000	4,372,281

		37,316,812

Household Durables - 0.4%
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,383,000	2,374,802
6.75%, 06/01/2027 (D)	1,319,000	1,400,514
D.R. Horton, Inc. 4.38%, 09/15/2022	2,438,000	2,493,494
KB Home 7.63%, 05/15/2023	795,000	844,688

		7,113,498

Independent Power & Renewable Electricity Producers - 0.3%
Calpine Corp.
3.75%, 03/01/2031 (A)	4,515,000	4,334,445
5.25%, 06/01/2026 (A)	838,000	862,260

		5,196,705

Industrial Conglomerates - 0.2%
General Electric Co.
3-Month LIBOR + 3.33%, 3.45% (B), 12/15/2021 (E)	1,442,000	1,405,949
5.55%, 01/05/2026	2,590,000	3,014,819

		4,420,768

Insurance - 2.9%
American International Group, Inc.
3.88%, 01/15/2035	1,391,000	1,554,170
4.25%, 03/15/2029	2,031,000	2,312,452
AXA SA Fixed until 12/14/2036 (E), 6.38% (A) (B)	3,982,000	5,525,025

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Cloverie PLC for Zurich Insurance Co. Ltd. Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (F)	$ 6,400,000	$ 7,331,200
CNO Global Funding 1.75%, 10/07/2026 (A)	3,591,000	3,565,384
Enstar Group Ltd. 3.10%, 09/01/2031	5,372,000	5,244,635
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031 (A) (G)	5,700,000	5,886,165
Global Atlantic Finance Co.
3.13%, 06/15/2031 (A)	5,497,000	5,518,202
Fixed until 07/15/2026, 4.70% (B), 10/15/2051 (A)	5,907,000	6,086,825
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	1,788,000	1,844,917
Reinsurance Group of America, Inc. 3-Month LIBOR + 2.67%, 2.78% (B), 12/15/2065	6,275,000	6,104,333

		50,973,308

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	2,436,000	2,614,144
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	1,686,000	1,764,365

		4,378,509

IT Services - 0.2%
Gartner, Inc. 4.50%, 07/01/2028 (A)	413,000	430,016
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	3,084,000	2,946,299

		3,376,315

Leisure Products - 0.0% (H)
Mattel, Inc. 5.88%, 12/15/2027 (A)	360,000	387,000

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A)	846,000	854,460
4.00%, 03/15/2031 (A)	846,000	874,552

		1,729,012

Machinery - 0.2%
Flowserve Corp. 2.80%, 01/15/2032	2,566,000	2,520,249
Meritor, Inc. 4.50%, 12/15/2028 (A)	266,000	264,670

		2,784,919

Marine - 0.2%
MV24 Capital BV 6.75%, 06/01/2034 (A)	2,777,966	2,865,499

Media - 1.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.13%, 07/01/2049	4,520,000	5,343,948

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc. 7.50%, 06/01/2029 (A)	$ 1,392,000	$ 1,423,842
Comcast Corp. 4.15%, 10/15/2028	3,261,000	3,722,651
CSC Holdings LLC
4.50%, 11/15/2031 (A)	2,454,000	2,377,681
4.63%, 12/01/2030 (A)	1,217,000	1,115,076
6.75%, 11/15/2021	1,315,000	1,316,644
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	1,040,000	587,600
6.63%, 08/15/2027 (A)	690,000	205,768
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.88%, 08/15/2027 (A)	1,031,000	1,068,786
DISH DBS Corp.
5.00%, 03/15/2023	1,500,000	1,552,500
5.88%, 07/15/2022	7,490,000	7,677,250
Gray Television, Inc. 4.75%, 10/15/2030 (A)	3,090,000	3,047,922
Univision Communications, Inc. 6.63%, 06/01/2027 (A)	725,000	784,312
ViacomCBS, Inc. 4.20%, 05/19/2032	1,611,000	1,834,698

		32,058,678

Metals & Mining - 0.7%
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	5,502,000	5,667,060
Glencore Funding LLC 2.63%, 09/23/2031 (A)	2,750,000	2,680,377
Novelis Corp.
3.25%, 11/15/2026 (A)	236,000	235,410
3.88%, 08/15/2031 (A)	236,000	230,407
Teck Resources Ltd. 6.25%, 07/15/2041	2,662,000	3,554,784

		12,368,038

Multi-Utilities - 0.3%
Black Hills Corp.
3.15%, 01/15/2027	1,874,000	1,965,542
4.25%, 11/30/2023	2,854,000	3,033,794

		4,999,336

Oil, Gas & Consumable Fuels - 3.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	1,175,000	1,224,938
7.88%, 05/15/2026 (A)	2,739,000	2,995,781
Boardwalk Pipelines LP 3.40%, 02/15/2031	1,514,000	1,573,098
Cheniere Energy Partners LP
4.00%, 03/01/2031 (A)	4,568,000	4,750,793
4.50%, 10/01/2029	1,735,000	1,852,425
Chevron USA, Inc. 3.25%, 10/15/2029	2,562,000	2,803,290
Citgo Holding, Inc. 9.25%, 08/01/2024 (A)	700,000	710,500
Energy Transfer LP 6.00%, 06/15/2048	5,423,000	6,917,670

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP 5.05%, 04/01/2045	$ 1,095,000	$ 1,042,988
EQM Midstream Partners LP 6.50%, 07/15/2048	2,310,000	2,747,560
Exxon Mobil Corp. 3.04%, 03/01/2026	2,435,000	2,598,291
Lukoil International Finance BV 6.66%, 06/07/2022 (A)	1,000,000	1,032,500
Marathon Petroleum Corp. 4.50%, 05/01/2023	3,182,000	3,342,720
NuStar Logistics LP
5.63%, 04/28/2027	2,000,000	2,097,500
5.75%, 10/01/2025	950,000	1,016,500
6.00%, 06/01/2026	350,000	371,875
Occidental Petroleum Corp.
4.30%, 08/15/2039	938,000	942,690
5.55%, 03/15/2026	5,870,000	6,479,013
ONEOK Partners LP 4.90%, 03/15/2025	1,134,000	1,247,510
Petroleos Mexicanos
6.50%, 01/23/2029	4,757,000	4,956,318
6.84%, 01/23/2030	3,538,000	3,698,625
6.88%, 10/16/2025 (A)	2,440,000	2,665,359
7.69%, 01/23/2050	1,593,000	1,529,280
Pioneer Natural Resources Co. 2.15%, 01/15/2031	3,530,000	3,405,477
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,710,000	1,785,041
Sabine Pass Liquefaction LLC 6.25%, 03/15/2022	2,384,000	2,400,563
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	647,000	648,669
Southwestern Energy Co. 5.38%, 03/15/2030	655,000	691,012
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032 (A)	1,723,000	1,778,084

		69,306,070

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA 5.50%, 04/30/2049 (A) (D)	1,560,000	1,802,986

Pharmaceuticals - 1.0%
Astrazeneca Finance LLC 1.20%, 05/28/2026	3,897,000	3,862,721
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (A)	970,000	889,975
5.25%, 01/30/2030 - 02/15/2031 (A)	3,724,000	3,355,421
6.13%, 04/15/2025 (A)	1,631,000	1,661,206
6.25%, 02/15/2029 (A)	520,000	503,750
7.00%, 01/15/2028 (A)	617,000	624,796
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	2,041,000	2,298,497
Royalty Pharma PLC 2.20%, 09/02/2030	2,746,000	2,658,935
Viatris, Inc. 2.30%, 06/22/2027	1,187,000	1,198,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Zoetis, Inc. 2.00%, 05/15/2030	$ 1,486,000	$ 1,458,559

		18,512,730

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	1,680,000	1,749,090

Road & Rail - 0.5%
Avolon Holdings Funding Ltd.
4.38%, 05/01/2026 (A)	3,369,000	3,634,467
5.50%, 01/15/2026 (A)	4,641,000	5,198,876

		8,833,343

Semiconductors & Semiconductor Equipment - 1.8%
Broadcom, Inc. 1.95%, 02/15/2028 (A)	1,219,000	1,194,323
KLA Corp. 4.10%, 03/15/2029	2,500,000	2,842,658
Lam Research Corp. 3.75%, 03/15/2026	3,305,000	3,629,319
Microchip Technology, Inc. 0.98%, 09/01/2024 (A)	2,433,000	2,407,785
Micron Technology, Inc.
2.70%, 04/15/2032 (C)	4,095,000	4,087,998
4.64%, 02/06/2024	2,335,000	2,515,963
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (A)	4,503,000	4,841,771
QUALCOMM, Inc.
3.25%, 05/20/2027	1,698,000	1,838,326
3.25%, 05/20/2050 (D)	1,428,000	1,558,240
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,359,000	1,360,639
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	6,595,000	6,130,583

		32,407,605

Software - 0.5%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	583,000	575,713
Infor, Inc. 1.75%, 07/15/2025 (A)	2,364,000	2,382,792
Intuit, Inc. 1.35%, 07/15/2027	1,657,000	1,624,494
NCR Corp.
5.00%, 10/01/2028 (A)	695,000	703,687
5.13%, 04/15/2029 (A)	1,572,000	1,607,496
5.25%, 10/01/2030 (A)	2,183,000	2,248,490

		9,142,672

Specialty Retail - 0.1%
Gap, Inc.
3.63%, 10/01/2029 (A)	494,000	484,120
3.88%, 10/01/2031 (A)	494,000	484,120

		968,240

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc. 2.85%, 02/23/2023	1,092,000	1,122,087
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	4,652,000	5,482,337

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	$ 1,938,000	$ 2,061,542
Seagate HDD Cayman 4.13%, 01/15/2031	402,000	408,223
Western Digital Corp. 4.75%, 02/15/2026	6,235,000	6,835,119

		15,909,308

Tobacco - 0.8%
Altria Group, Inc. 2.45%, 02/04/2032	3,220,000	3,057,600
BAT Capital Corp.
2.26%, 03/25/2028	5,410,000	5,313,526
4.76%, 09/06/2049	2,713,000	2,940,882
4.91%, 04/02/2030	1,903,000	2,157,316
Reynolds American, Inc. 7.25%, 06/15/2037	439,000	590,068

		14,059,392

Trading Companies & Distributors - 0.1%
Air Lease Corp. 2.30%, 02/01/2025 (D)	1,121,000	1,143,732

Wireless Telecommunication Services - 0.9%
Altice France SA 5.50%, 10/15/2029 (A)	3,032,000	2,972,027
Crown Castle Towers LLC 3.72%, 07/15/2043 (A)	371,000	379,139
Sprint Corp. 7.88%, 09/15/2023	4,995,000	5,538,206
T-Mobile USA, Inc.
3.50%, 04/15/2031 (D)	2,000,000	2,070,000
3.88%, 04/15/2030	1,419,000	1,552,310
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (A)	2,500,000	2,512,500

		15,024,182

Total Corporate Debt Securities (Cost $880,515,517)		906,222,426

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026	1,300,000	1,390,337

Dominican Republic - 0.1%
Dominican Republic International Bond
4.88%, 09/23/2032 (A)	782,000	790,798
5.50%, 01/27/2025 (F)	1,122,000	1,217,381

		2,008,179

Ecuador - 0.1%
Ecuador Government International Bond
Zero Coupon, 07/31/2030 (A)	119,808	63,949
0.50% (I), 07/31/2040 (A)	435,840	260,414
1.00% (I), 07/31/2035 (A)	950,976	626,465
5.00% (I), 07/31/2030 (A)	362,880	301,190

		1,252,018

Indonesia - 0.2%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	2,780,000	3,123,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mongolia - 0.0% (H)
Mongolia Government International Bond 5.63%, 05/01/2023 (A)	$ 253,000	$ 263,733

Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	2,657,000	2,780,550

Uzbekistan - 0.2%
Republic of Uzbekistan International Bond 3.90%, 10/19/2031 (A)	3,049,000	2,972,775

Total Foreign Government Obligations (Cost $13,529,810)		13,790,888

LOAN ASSIGNMENTS - 0.8%
Commercial Services & Supplies - 0.6%
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 4.75% (B), 03/04/2028	10,522,125	10,549,893

Diversified Consumer Services - 0.2%
Pre-Paid Legal Services, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 3.34% (B), 05/01/2025	2,846,435	2,830,068
Term Loan,
1-Month LIBOR + 4.00%, 4.75% (B), 05/01/2025	321,097	322,100

		3,152,168

Total Loan Assignments (Cost $13,601,943)		13,702,061

MORTGAGE-BACKED SECURITIES - 15.5%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,400,000	2,374,006
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month LIBOR + 2.12%, 2.21% (B), 09/15/2034 (A)	4,630,000	4,609,591
AFN LLC Series 2019-1A, Class A1, 3.78%, 05/20/2049 (A)	8,244,016	8,579,372
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.42%, 0.51% (B), 05/25/2035	546,345	535,780
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.44%, 0.53% (B), 05/25/2035	862,469	820,098
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.64%, 0.73% (B), 03/25/2036	1,088,438	996,691
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.13%, 0.21% (B), 03/25/2047	369,538	353,643
Ashford Hospitality Trust Series 2018-ASHF, Class D, 1-Month LIBOR + 2.10%, 2.19% (B), 04/15/2035 (A)	3,988,000	3,947,978

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 1.89% (B), 09/15/2032 (A)	$ 5,000,000	$ 4,962,371
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM,
3.47%, 11/05/2032 (A)	5,000,000	5,079,597
Series 2019-BPR, Class CNM,
3.72% (B), 11/05/2032 (A)	3,970,000	3,994,667
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month LIBOR + 0.18%, 0.27% (B), 04/25/2037	230,656	219,152
BB-UBS Trust Series 2012-TFT, Class C, 3.56% (B), 06/05/2030 (A)	2,345,000	2,028,511
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 1.29% (B), 08/15/2036 (A)	2,339,000	2,330,147
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 1.79% (B), 08/15/2036 (A)	2,130,000	2,121,952
Series 2017-DELC, Class E,
1-Month LIBOR + 2.50%, 2.59% (B), 08/15/2036 (A)	1,890,000	1,878,218
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 1.21% (B), 03/15/2037 (A)	7,065,000	6,887,823
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 2.53% (B), 03/15/2037 (A)	2,570,000	2,460,460
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	1,300,000	1,311,939
BHMS Trust Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 1.99% (B), 07/15/2035 (A)	4,065,000	4,052,279
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 1.54% (B), 10/15/2036 (A)	5,469,750	5,466,483
Series 2020-VKNG, Class D,
1-Month LIBOR + 1.70%, 1.79% (B), 10/15/2037 (A)	3,536,440	3,534,329
BX Trust Series 2018-GW, Class C, 1-Month LIBOR + 1.22%, 1.31% (B), 05/15/2035 (A)	1,900,000	1,895,194
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 2.09% (B), 11/15/2034 (A)	1,825,000	1,689,755
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 1.84% (B), 07/15/2030 (A)	2,200,000	2,173,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 0.36% (B), 04/25/2035	$ 113,513	$ 109,193
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.50%, 0.59% (B), 02/25/2036	2,854,989	2,731,264
CHT Mortgage Trust
Series 2017-CSMO, Class C,
1-Month LIBOR + 1.50%, 1.59% (B), 11/15/2036 (A)	9,000,000	8,997,156
Series 2017-CSMO, Class D,
1-Month LIBOR + 2.25%, 2.34% (B), 11/15/2036 (A)	5,750,000	5,748,185
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	8,421,461	8,331,056
Citigroup Commercial Mortgage Trust Series 2019-PRM, Class C, 3.90%, 05/10/2036 (A)	2,380,000	2,484,338
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	50,611	51,901
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	13,341	13,409
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	477,036	486,634
Colony Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 1.77% (B), 11/15/2038 (A)	5,700,000	5,678,244
Commercial Mortgage Pass-Through Certificates Trust
Series 2012-LTRT, Class A2,
3.40%, 10/05/2030 (A)	2,225,000	2,212,575
Series 2012-LTRT, Class B,
3.80%, 10/05/2030 (A)	1,175,000	1,073,732
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 1.39% (B), 12/15/2031 (A)	5,895,200	5,850,711
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 0.24% (B), 12/27/2036 (A)	361,892	364,530
Series 2020-RPL4, Class A1,
2.00% (B), 01/25/2060 (A)	8,323,579	8,422,100
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	7,561,416	7,373,867
Series 2021-RPL3, Class A1,
2.00% (B), 01/25/2060 (A)	2,998,865	3,031,085
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	5,463,419	5,493,621
Extended Stay America Trust Series 2021-ESH, Class C, 1-Month LIBOR + 1.70%, 1.79% (B), 07/15/2038 (A)	3,098,878	3,101,789

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	$ 7,902,000	$ 8,106,554
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 1.72% (B), 12/15/2036 (A)	6,222,000	6,183,198
GS Mortgage Securities Corp. Trust
Series 2017-SLP, Class B,
3.77%, 10/10/2032 (A)	5,242,000	5,335,100
Series 2020-UPTN, Class C,
3.25%, 02/10/2037 (A)	6,318,000	6,491,700
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	2,000,000	2,002,081
GSCG Trust
Series 2019-600C, Class B,
3.16%, 09/06/2034 (A)	1,660,000	1,688,210
Series 2019-600C, Class C,
3.46%, 09/06/2034 (A)	4,480,000	4,513,498
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month LIBOR + 0.13%, 0.21% (B), 05/25/2037	177,595	106,914
HPLY Trust Series 2019-HIT, Class C, 1-Month LIBOR + 1.60%, 1.69% (B), 11/15/2036 (A)	2,912,454	2,901,483
ILPT Trust Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	1,961,244
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.08% (B), 08/25/2037	649,892	564,594
InTown Hotel Portfolio Trust Series 2018-STAY, Class C, 1-Month LIBOR + 1.50%, 1.59% (B), 01/15/2033 (A)	3,835,000	3,827,565
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	2,000,000	320,000
Series 2020-NNN, Class CFX,
3.27%, 01/16/2037 (A)	2,675,000	2,715,231
MBRT Series 2019-MBR, Class D, 1-Month LIBOR + 1.70%, 1.79% (B), 11/15/2036 (A)	3,033,000	3,021,446
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 2.99% (B), 03/25/2036	931,193	708,850
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	806,838	829,957
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	6,319,619	6,484,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust Series 2018-SUN, Class C, 1-Month LIBOR + 1.40%, 1.49% (B), 07/15/2035 (A)	$ 2,015,000	$ 2,007,376
Morgan Stanley Resecuritization Trust Series 2014-R4, Class 4A, 2.63% (B), 11/21/2035 (A)	154,140	154,475
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 1.27% (B), 10/15/2037 (A)	1,375,000	1,374,152
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 1.74% (B), 10/15/2037 (A)	5,710,000	5,706,474
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	463,431	491,801
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,723,792	1,830,444
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	7,872,773	8,398,050
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	771,364	820,945
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	522,787	551,530
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	3,146,591	3,224,795
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	1,966,731	2,055,765
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	5,151,707	5,424,087
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	3,703,061	3,862,286
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	5,750,810	5,949,056
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	5,053,622	5,279,767
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	3,547,940	3,658,928
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.54%, 0.63% (B), 02/25/2046	2,949,030	1,863,054
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.21%, 0.30% (B), 06/25/2037	157,854	153,646
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	1,610,197	1,684,408
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.50%, 1.59% (B), 11/11/2034 (A)	1,405,489	1,399,393
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	9,203,912	9,465,141

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust Series 2012-6AVE, Class E, 3.34% (B), 11/15/2030 (A)	$ 4,000,000	$ 4,056,851

Total Mortgage-Backed Securities (Cost $274,058,832)		273,033,514

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	519,296	95,550
Uniform Mortgage-Backed Security
2.00%, TBA (C)	12,816,000	12,813,497
2.50%, TBA (C)	22,459,000	23,064,340
3.00%, TBA (C)	6,414,000	6,692,358
3.50%, TBA (C)	3,708,000	3,918,603

Total U.S. Government Agency Obligations (Cost $47,236,585)		46,584,348

U.S. GOVERNMENT OBLIGATIONS - 12.3%
U.S. Treasury - 11.2%
U.S. Treasury Bond
1.25%, 05/15/2050	11,784,000	9,945,972
1.88%, 02/15/2051	4,857,000	4,771,244
2.00%, 02/15/2050	6,987,000	7,055,778
2.25%, 05/15/2041 - 08/15/2049	23,088,900	24,389,632
2.38%, 05/15/2051	1,467,000	1,610,032
2.50%, 05/15/2046	9,450,000	10,412,719
2.75%, 08/15/2042 (D)	19,037,000	21,488,014
2.75%, 08/15/2047 - 11/15/2047	22,740,000	26,428,068
2.88%, 11/15/2046 - 05/15/2049	12,716,200	15,167,713
3.00%, 08/15/2048 - 02/15/2049	11,481,000	14,017,762
3.13%, 05/15/2048	1,568,000	1,953,017
3.50%, 02/15/2039	6,104,000	7,623,801
4.50%, 02/15/2036 (D)	8,848,000	12,159,087
U.S. Treasury Note
0.13%, 08/31/2023	8,891,000	8,838,557
0.63%, 08/15/2030	3,764,000	3,490,081
0.75%, 04/30/2026	2,666,000	2,621,011
0.88%, 06/30/2026	1,075,300	1,061,481
1.13%, 02/15/2031 (D)	3,167,000	3,056,155
1.63%, 11/15/2022 (D)	13,460,000	13,664,003
1.63%, 05/15/2031	6,868,000	6,919,510

		196,673,637

U.S. Treasury Inflation-Protected Securities - 1.1%
U.S. Treasury Inflation-Indexed Bond 0.25%, 02/15/2050	13,008,464	15,162,483
U.S. Treasury Inflation-Indexed Note 0.13%, 07/15/2030	4,636,834	5,161,648

		20,324,131

Total U.S. Government Obligations (Cost $204,518,182)		216,997,768

	Shares	Value
COMMON STOCK - 0.2%
Building Products - 0.2%
AMH New Finance, Inc. (J) (K) (L)	316,065	2,585,412

Total Common Stock (Cost $1,684,626)		2,585,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
COMMERCIAL PAPER - 2.4%
Banks - 1.2%
Concord Minutemen Capital Co. LLC 0.12% (M), 11/16/2021	$5,163,000	$ 5,162,763
Lloyds Bank PLC 0.10% (M), 12/08/2021	11,000,000	10,998,900
Macquarie Bank Ltd. 0.11% (M), 12/07/2021	4,050,000	4,049,491
Sumitomo Mitsui Banking Corp. 0.14% (M), 02/09/2022	500,000	499,804

		20,710,958

Diversified Financial Services - 1.2%
Le Fayette Asset Securitization LLC 0.10% (M), 12/16/2021	17,000,000	16,997,688
LMA-Americas LLC 0.12% (M), 11/17/2021	1,400,000	1,399,931
Nieuw Amsterdam Receivables Corp. BV 0.08% (M), 11/03/2021	700,000	699,992
Sheffield Receivables Co. LLC 0.12% (M), 11/10/2021	2,637,000	2,636,923

		21,734,534

Health Care Providers & Services - 0.0% (H)
Columbia Funding Co. LLC 0.13% (M), 01/25/2022	500,000	499,781

Total Commercial Paper (Cost $42,945,543)		42,945,273

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
U.S. Treasury Bill 0.04% (M), 12/09/2021 (D)	3,993,000	3,992,732

Total Short-Term U.S. Government Obligation (Cost $3,992,831)		3,992,732

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (M)	16,797,868	$ 16,797,868

Total Other Investment Company (Cost $16,797,868)		16,797,868

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.00% (M), dated 10/29/2021, to be repurchased at $16,369,045 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $16,696,482.	$16,369,045	16,369,045

Total Repurchase Agreement (Cost $16,369,045)		16,369,045

Total Investments (Cost $1,769,783,276)		1,808,551,474
Net Other Assets (Liabilities) - (2.6)%		(46,662,435)

Net Assets - 100.0%		$ 1,761,889,039

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Ultra Bond	1	12/21/2021	$196,354	$196,406	$52	$—

INVESTMENT VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$255,530,139	$—	$255,530,139
Corporate Debt Securities	—	906,222,426	—	906,222,426
Foreign Government Obligations	—	13,790,888	—	13,790,888
Loan Assignments	—	13,702,061	—	13,702,061
Mortgage-Backed Securities	—	273,033,514	—	273,033,514
U.S. Government Agency Obligations	—	46,584,348	—	46,584,348
U.S. Government Obligations	—	216,997,768	—	216,997,768
Common Stock	—	—	2,585,412	2,585,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
Commercial Paper	$—	$42,945,273	$—	$42,945,273
Short-Term U.S. Government Obligation	—	3,992,732	—	3,992,732
Other Investment Company	16,797,868	—	—	16,797,868
Repurchase Agreement	—	16,369,045	—	16,369,045

Total Investments	$16,797,868	$1,789,168,194	$2,585,412	$1,808,551,474

Other Financial Instruments
Futures Contracts (P)	$52	$—	$—	$52

Total Other Financial Instruments	$52	$—	$—	$52

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $923,782,299, representing 52.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $58,245,867, collateralized by cash collateral of $16,797,868 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $42,651,355. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $10,163,731, representing 0.6% of the Fund’s net assets.
(G)	Restricted securities. At October 31, 2021, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Scientific Games International, Inc. 7.00%, 05/15/2028	11/12/2019	$699,000	$755,235	0.0	%(H)

Corporate Debt Securities	Scientific Games International, Inc. 7.25%, 11/15/2029	11/12/2019	796,000	899,544	0.1

Corporate Debt Securities	Scientific Games International, Inc. 8.25%, 03/15/2026	03/05/2019 - 07/29/2019	3,291,875	3,396,000	0.2

Corporate Debt Securities	Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	03/01/2021	5,723,471	5,886,165	0.3

Total			$10,510,346	$10,936,944	0.6%

(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2021; the maturity dates disclosed are the ultimate maturity dates.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the value of the security is $2,585,412, representing 0.1% of the Fund’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(M)	Rates disclosed reflect the yields at October 31, 2021.
(N)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Fund.
(P)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced strongly over the fiscal year ended October 31, 2021, with energy and financials the best performing sectors in the Russell 1000® Growth Index. All sectors posted double digit returns, however, materials was the relative laggard. Against this backdrop, our investment team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Capital Growth (Class A) returned 38.29%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 43.21%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the fiscal year, primarily due to our mixed stock selection decisions.

Communication services was by far the greatest detractor in the Fund, due to unfavorable stock selection. The Fund was adversely impacted by an average underweight position in internet media platforms Meta Platforms Inc. and Alphabet, Inc., as well as its holding in Pinterest, Inc., an internet media platform focused on digital imagery. The positions in Meta Platforms Inc. and Alphabet Inc. were eliminated during the first half of 2021 in order to fund other investments that we believe offer a superior risk/reward profile. Pinterest Inc. shares detracted as overall solid financial performance was overshadowed by softer than expected user growth and engagement, which was attributed in part to easing of pandemic restrictions.

To a lesser extent, our stock selection in consumer discretionary and real estate also impeded relative performance, as did an average underweight position in financials.

Conversely, information technology was the top contributing sector in the Fund over the fiscal year ended October 31, 2021, due to strong stock selection and an average sector underweight position. Cloudflare, Inc., a global cloud platform that provides security, performance, and reliability services to the applications of its customers, was the greatest contributor in the sector and across the Fund. The company has been benefiting from digital transformation initiatives among enterprises, a broadening portfolio of products, and overall greater market awareness of its products. Square, Inc., which provides payment, point of sale, capital, and business management solutions to facilitate commerce between businesses and consumers, was the second greatest contributor across the Fund. Its shares continued to advance on solid results, characterized by strong momentum in its Cash App mobile payment services platform, improving payment volume growth in its seller ecosystem, and investor enthusiasm for its announced acquisition of buy-now-pay-later platform Afterpay. Shopify, Inc., which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also helped relative performance during the past fiscal year. Shopify, Inc., outperformed due to solid fundamentals characterized by strong gross merchandise value growth on its platform and higher take rates in its merchant services business. Its shares were also buoyed by general investor optimism around several of the company’s newer initiatives, including a new advertising product and the expansion of its payment services to additional merchants outside its platform.

Lastly, stock selection and sector allocations to energy, health care, and industrials also contributed, as did an average underweight in consumer staples and materials, while utilities had an overall negligible impact on the Fund’s relative performance.

The Fund had a small derivatives investment, OTC puts on the Chinese Yuan at the fiscal year ended October 31, 2021. These puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Transamerica Funds	Annual Report 2021

Transamerica Capital Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Repurchase Agreement	2.1
Other Investment Company	0.8
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	30.69%	32.54%	22.78%	11/13/2009
Class A (NAV)	38.29%	34.05%	23.48%	11/13/2009
Russell 1000® Growth Index (A)	43.21%	25.49%	19.42%
Class C (POP)	36.23%	33.05%	22.61%	11/13/2009
Class C (NAV)	37.23%	33.05%	22.61%	11/13/2009
Class I (NAV)	38.57%	34.38%	23.87%	11/30/2009
Class I2 (NAV)	38.69%	34.52%	24.02%	09/30/2011
Class R6(NAV)	38.69%	N/A	61.34%	10/18/2019

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%
Biotechnology - 1.4%
Alnylam Pharmaceuticals, Inc. (A)	135,209	$21,573,948
Exact Sciences Corp. (A) (B)	8,768	834,889
Moderna, Inc. (A)	178,805	61,725,274

		84,134,111

Capital Markets - 1.1%
Coinbase Global, Inc., Class A (A)	205,834	65,747,496
S&P Global, Inc.	10,224	4,847,812

		70,595,308

Entertainment - 7.7%
ROBLOX Corp., Class A (A)	2,818,412	236,802,976
Sea Ltd., ADR (A)	329,189	113,099,465
Spotify Technology SA (A)	423,133	122,454,690

		472,357,131

Health Care Equipment & Supplies - 2.8%
Danaher Corp.	13,263	4,135,005
DexCom, Inc. (A)	108,639	67,704,911
Intuitive Surgical, Inc. (A)	281,997	101,837,577

		173,677,493

Health Care Providers & Services - 0.9%
Guardant Health, Inc. (A) (B)	485,957	56,754,918

Health Care Technology - 2.7%
Veeva Systems, Inc., Class A (A)	517,017	163,899,559

Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc., Class A (A)	616,567	105,223,324

Interactive Media & Services - 9.5%
Pinterest, Inc., Class A (A)	2,168,773	96,814,027
Snap, Inc., Class A (A)	4,553,649	239,430,864
Twitter, Inc. (A)	4,622,370	247,481,690

		583,726,581

Internet & Direct Marketing Retail - 5.7%
DoorDash, Inc., Class A (A)	1,071,691	208,765,407
Wayfair, Inc., Class A (A) (B)	557,021	138,753,931

		347,519,338

IT Services - 32.8%
Adyen NV (A) (C)	33,429	100,879,952
Cloudflare, Inc., Class A (A)	2,524,500	491,570,640
Fastly, Inc., Class A (A) (B)	532,210	26,935,148
MongoDB, Inc. (A)	166,170	86,622,759
Okta, Inc. (A)	244,263	60,376,928
Shopify, Inc., Class A (A)	246,402	361,405,206
Snowflake, Inc., Class A (A)	1,115,672	394,769,381
Square, Inc., Class A (A) (B)	1,235,095	314,331,678
Twilio, Inc., Class A (A)	583,812	170,099,464

		2,006,991,156

Leisure Products - 0.0% (D)
Peloton Interactive, Inc., Class A (A)	13,933	1,274,034

Life Sciences Tools & Services - 1.4%
10X Genomics, Inc., Class A (A)	547,668	88,322,418

Metals & Mining - 0.2%
Royal Gold, Inc.	142,186	14,079,258

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	18,207	5,905,076

Pharmaceuticals - 2.5%
Royalty Pharma PLC, Class A	3,917,097	154,842,845

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development - 2.5%
Zillow Group, Inc., Class C (A) (B)	1,449,694	$ 150,231,789

Road & Rail - 0.1%
Union Pacific Corp.	12,775	3,083,885

Semiconductors & Semiconductor Equipment - 2.9%
NVIDIA Corp.	686,726	175,575,237

Software - 19.4%
Bill.com Holdings, Inc. (A)	551,675	162,363,469
Coupa Software, Inc. (A)	408,470	93,008,619
Crowdstrike Holdings, Inc., Class A (A)	232,541	65,530,054
Datadog, Inc., Class A (A)	1,168,101	195,131,272
DocuSign, Inc. (A)	378,168	105,240,373
Trade Desk, Inc., Class A (A)	2,029,093	151,999,357
Unity Software, Inc. (A) (B)	1,294,748	195,908,320
Zoom Video Communications, Inc., Class A (A)	790,404	217,084,458

		1,186,265,922

Specialty Retail - 2.5%
Carvana Co. (A)	501,030	151,902,275

Total Common Stocks (Cost $3,837,243,246)		5,996,361,658

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (E)	47,003,996	47,003,996

Total Other Investment Company (Cost $47,003,996)		47,003,996

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 0.00% (E), dated 10/29/2021, to be repurchased at $129,823,355 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $132,419,888.	$129,823,355	129,823,355

Total Repurchase Agreement (Cost $129,823,355)		129,823,355

Total Investments Excluding Options Purchased (Cost $4,014,070,597)		6,173,189,009
Total Options Purchased - 0.1% (Cost $26,326,608)		4,744,345

Total Investments (Cost $4,040,397,205)		6,177,933,354
Net Other Assets (Liabilities) - (0.9)%		(56,704,457)

Net Assets - 100.0%		$6,121,228,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.28	07/22/2022	USD	1,275,536,690	$5,942,521	$2,562,553
Put - USD vs. CNH	JPM	USD	7.38	07/27/2022	USD	371,973,815	1,973,321	643,515
Put - USD vs. CNH	GSI	USD	7.57	03/30/2022	USD	1,005,109,500	4,992,444	232,180
Put - USD vs. CNH	JPM	USD	7.31	08/05/2022	USD	594,847,613	4,040,205	1,290,819
Put - USD vs. CNH	BNP	USD	7.45	01/06/2022	USD	966,689,769	5,160,171	14,501
Put - USD vs. CNH	BNP	USD	7.64	11/11/2021	USD	776,692,258	4,217,946	777

Total							$26,326,608	$4,744,345

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,895,481,706	$100,879,952	$—	$5,996,361,658
Other Investment Company	47,003,996	—	—	47,003,996
Repurchase Agreement	—	129,823,355	—	129,823,355
Over-the-Counter Foreign Exchange Options Purchased	—	4,744,345	—	4,744,345

Total Investments	$5,942,485,702	$235,447,652	$—	$6,177,933,354

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $295,481,210, collateralized by cash collateral of $47,003,996 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $254,616,608. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the value of the 144A security is $100,879,952, representing 1.6% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at October 31, 2021.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

During the fourth quarter of 2020, investors were focused on the U.S. presidential elections and the global growth recovery. Countries and companies across the globe saw strong positive indicators that the worst was behind following the announcement of COVID-19 vaccine approvals. Markets were pleased with the Biden U.S. presidential victory and a split U.S. Senate providing more predictable U.S. policy. Markets remained well supported as investors continued adding risk despite some ongoing COVID-19 pandemic setbacks. Central banks took a wait-and-see approach after already cutting rates to record lows, with most maintaining low rates to support the recovery process.

Following the 2020 volatility, uneven growth recovery and reflation fears drove markets. The unprecedented $1.9 trillion U.S. stimulus package and growth recovery stoked inflation fears leading to an aggressive rate increase during the first quarter of 2021, weighing on duration-sensitive assets and strengthening the U.S. dollar. COVID-19 headlines continued to drive sentiment as vaccine rollouts accelerated in the U.S., Israel and United Arab Emirates, while Europe and Latin America faced more cases and lockdowns. Developed market central banks maintained rates at low levels, while emerging market (“EM”) countries including Turkey, Brazil and Russia tightened policy rates.

During the second quarter of 2021, rate volatility and idiosyncratic stories drove market performance. After the 10-year Treasury yield touched the highest level since January 2020, yields rallied back on the view that inflation would be more transitory. The strong recovery in China and the U.S. during the first half of 2021 boosted market optimism; however, recovery in EM lagged. Vaccine rollout delays, the Delta variant, and persistently high new cases and deaths hindered reopening plans and put excess pressure on economies. Commodities had a strong quarter as oil hit two-year highs, while metals along with agriculture and pulp marched higher.

The third quarter of 2021 was driven by rate volatility and China headlines. In September, inflation fears, and slow growth mixed with China headwinds left EM hard currency bonds with their biggest monthly loss since March 2020. Global markets began pricing in greater risk coming from China’s growth and potential spillover effects into the global economy. The Chinese property sector cooled due to escalation of regulatory tightening in pursuit of “common prosperity” goals. The “Zero COVID” policy also caused an economic slowdown that had been underway since the second quarter of 2021.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Emerging Markets Debt (Class A) returned 5.20%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the J.P. Morgan Emerging Markets Bond Index Global, and Transamerica Emerging Markets Debt Blended Benchmark, returned 4.06% and 3.55%, respectively.

STRATEGY REVIEW

The Fund outperformed its primary and secondary benchmarks during the fiscal year ended October 31, 2021, led by strong security selection across corporates, sovereigns and local currency. Brazilian and Mexican corporates remained top contributors, supported by the strong commodity backdrop, despite some weakness from Brazil sovereign bonds in the third quarter. Among individual credits, Digicel Group Holdings Ltd. in Jamaica performed well throughout the period, showing decent earnings stability following its debt exchange and potential asset sale. Pampa Energia SA and YPF SA in Argentina continued to report strong earnings, supporting bond prices. Tullow Oil PLC in Ghana was an outperformer in the strong commodity environment. Despite elevated volatility throughout the period and exposure to high-yield, commodity-related sovereigns including Angola and Ghana, as well as countries with idiosyncratic stories including Ukraine, Zambia, and the Dominican Republic were top performers. In the local currency segment, Mexico and Russia overweights contributed to performance; Mexico remained fiscally disciplined during the fiscal year, and Russia was more stable, benefiting from higher oil prices.

On the negative side, Argentina hard-currency sovereign bonds were a notable underperformer, as the country suffered from headwinds surrounding its restructuring and ongoing delays around IMF discussions, dampening investor confidence. Turkey and Brazil local exposure also detracted from returns. Turkey faced pressure following the firing of its central bank governor in March 2021, while Brazil struggled throughout the period to get spending under control due to the pandemic.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

MetLife Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	58.1%
Corporate Debt Securities	37.8
Repurchase Agreement	4.1
Other Investment Company	3.2
Net Other Assets (Liabilities) ^	(3.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	10.48
Duration †	6.03

Credit Quality ‡	Percentage of Net Assets
AAA	4.1%
AA	5.3
A	5.8
BBB	32.4
BB	20.1
B	19.1
CCC and Below	5.7
Not Rated	10.7
Net Other Assets (Liabilities) ^	(3.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.16%	2.64%	4.24%	08/31/2011
Class A (NAV)	5.20%	3.64%	4.75%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	4.06%	3.89%	5.02%
Transamerica Emerging Markets Debt Blended Benchmark (A) (B) (C) (D)	3.55%	3.79%	3.86%
Class C (POP)	3.55%	2.95%	4.03%	08/31/2011
Class C (NAV)	4.55%	2.95%	4.03%	08/31/2011
Class I (NAV)	5.66%	4.04%	5.14%	08/31/2011
Class I2 (NAV)	5.71%	4.15%	5.23%	08/31/2011
Class R6 (NAV)	5.71%	4.14%	4.47%	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

(B) The Transamerica Emerging Markets Debt Blended Benchmark is composed of the following benchmarks: 35% J.P. Morgan Emerging Markets Bond Index Global, 35% J.P. Morgan CEMBI Broad Diversified Index and 30% J.P. Morgan GBI-EM Diversified Global Index.

(C) The J.P. Morgan CEMBI Broad Diversified Index tracks the performance of U.S. dollar denominated bonds issued by emerging market corporate entities.

(D) The J.P. Morgan GBI-EM Diversified Global Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. Fixed-income securities are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 37.8%
Argentina - 0.8%
Pampa Energia SA 7.50%, 01/24/2027 (A)	$2,465,000	$2,182,782
YPF SA 2.50% (B), 06/30/2029 (C)	1,670,000	1,119,752

		3,302,534

Austria - 0.2%
Suzano Austria GmbH 3.13%, 01/15/2032	905,000	854,320

Bermuda - 0.9%
Digicel Group Holdings Ltd. PIK Rate 2.00%, Cash Rate 8.00%, 04/01/2024 (D)	2,944,150	2,969,911
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030 (A) (E)	700,000	701,848

		3,671,759

Brazil - 0.4%
Oi SA PIK Rate 4.00%, Cash Rate 8.00%, 07/27/2025 (D)	1,990,000	1,791,995

Canada - 0.4%
First Quantum Minerals Ltd. 6.88%, 10/15/2027 (A)	1,735,000	1,852,112

Cayman Islands - 2.7%
Alibaba Group Holding Ltd. 3.25%, 02/09/2061	1,000,000	944,421
JD.com, Inc. 3.88%, 04/29/2026 (E)	700,000	751,729
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036 (A)	1,756,914	1,868,935
Powerlong Real Estate Holdings Ltd.
5.95%, 04/30/2025 (C) (E)	900,000	813,410
6.25%, 08/10/2024 (C)	400,000	368,137
SA Global Sukuk Ltd. 2.69%, 06/17/2031 (A)	4,850,000	4,857,760
Vale Overseas Ltd. 3.75%, 07/08/2030	1,530,000	1,556,699

		11,161,091

Chile - 2.0%
Alfa Desarrollo SpA 4.55%, 09/27/2051 (A)	2,280,000	2,227,788
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/2032 (A)	630,000	615,006
Empresa Nacional del Petroleo 3.45%, 09/16/2031 (A)	550,000	521,812
Falabella SA 3.38%, 01/15/2032 (A) (E)	2,070,000	2,054,475
Interchile SA 4.50%, 06/30/2056 (A)	1,660,000	1,750,603
Inversiones CMPC SA 4.75%, 09/15/2024 (C)	1,145,000	1,228,551

		8,398,235

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia - 1.9%
Banco GNB Sudameris SA Fixed until 04/16/2026, 7.50% (F), 04/16/2031 (A)	$ 1,300,000	$ 1,316,263
Ecopetrol SA
4.63%, 11/02/2031 (G)	3,830,000	3,797,847
5.88%, 05/28/2045 (E)	2,000,000	2,024,700
Empresas Publicas de Medellin ESP 4.38%, 02/15/2031 (A)	980,000	949,385

		8,088,195

India - 0.8%
Adani Electricity Mumbai Ltd. 3.95%, 02/12/2030 (A)	950,000	938,947
Muthoot Finance Ltd.
4.40%, 09/02/2023 (A)	840,000	854,070
6.13%, 10/31/2022 (A)	1,500,000	1,537,500

		3,330,517

Indonesia - 1.5%
Indofood CBP Sukses Makmur Tbk PT 4.75%, 06/09/2051 (C)	3,540,000	3,576,011
Pertamina Persero PT 5.63%, 05/20/2043 (A) (E)	2,250,000	2,684,265

		6,260,276

Ireland - 0.5%
Lukoil Capital DAC 3.60%, 10/26/2031 (A)	2,190,000	2,185,475

Isle of Man - 0.3%
AngloGold Ashanti Holdings PLC 3.38%, 11/01/2028	1,150,000	1,143,440

Israel - 1.6%
Bank Hapoalim BM Fixed until 01/21/2027, 3.26% (F), 01/21/2032 (C)	1,000,000	998,770
Energean Israel Finance Ltd.
4.88%, 03/30/2026 (C)	1,485,000	1,508,760
5.88%, 03/30/2031 (C)	1,585,000	1,604,812
ICL Group Ltd. 6.38%, 05/31/2038 (C)	550,000	713,626
Leviathan Bond Ltd. 6.75%, 06/30/2030 (C)	1,890,000	2,071,912

		6,897,880

Jersey, Channel Islands - 0.5%
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 09/30/2027 (A)	2,250,895	2,262,392

Kazakhstan - 0.3%
Sovereign Wealth Fund Samruk-Kazyna JSC 2.00%, 10/28/2026 (A)	1,110,000	1,097,524

Luxembourg - 2.5%
CSN Resources SA 4.63%, 06/10/2031 (A)	1,300,000	1,278,550
Guara Norte SARL 5.20%, 06/15/2034 (A)	1,011,759	990,269
JBS Finance Luxembourg SARL 3.63%, 01/15/2032 (A)	1,160,000	1,145,314
Kenbourne Invest SA 6.88%, 11/26/2024 (A)	1,330,000	1,386,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Luxembourg (continued)
MC Brazil Downstream Trading SARL 7.25%, 06/30/2031 (A)	$ 1,700,000	$ 1,659,336
Movida Europe SA 5.25%, 02/08/2031 (A)	2,400,000	2,264,832
Rumo Luxembourg SARL 4.20%, 01/18/2032 (A)	1,700,000	1,591,625

		10,316,451

Mexico - 6.0%
Banco Mercantil del Norte SA Fixed until 06/27/2029 (H), 7.50% (A) (E) (F)	1,945,000	2,129,775
BBVA Bancomer SA Fixed until 09/13/2029, 5.88% (F), 09/13/2034 (A)	1,000,000	1,087,500
Braskem Idesa SAPI 6.99%, 02/20/2032 (A)	1,370,000	1,402,325
CIBANCO SA Institucion de Banca Multiple Trust 4.38%, 07/22/2031 (A)	1,400,000	1,340,640
Corp. Inmobiliaria Vesta SAB de CV 3.63%, 05/13/2031 (A)	980,000	950,600
Grupo Bimbo SAB de CV Fixed until 04/17/2023 (H), 5.95% (A) (F)	2,000,000	2,081,000
Infraestructura Energetica Nova SAB de CV 4.75%, 01/15/2051 (A)	1,500,000	1,531,710
Petroleos Mexicanos
6.50%, 01/23/2029	5,540,000	5,772,126
7.19%, 09/12/2024 (C)	MXN 51,000,000	2,358,035
7.69%, 01/23/2050	$ 4,895,000	4,699,200
Total Play Telecomunicaciones SA de CV 6.38%, 09/20/2028 (A)	1,320,000	1,298,550
Unifin Financiera SAB de CV 9.88%, 01/28/2029 (A) (E)	435,000	403,682

		25,055,143

Morocco - 0.3%
OCP SA 5.13%, 06/23/2051 (A)	1,445,000	1,406,708

Netherlands - 3.3%
Braskem Finance BV 5.88%, 01/31/2050 (A)	2,220,000	2,362,635
IHS Netherlands Holdco BV 8.00%, 09/18/2027 (A)	1,700,000	1,804,125
Minejesa Capital BV 5.63%, 08/10/2037 (C)	1,400,000	1,482,250
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (A)	3,045,000	3,022,163
MV24 Capital BV 6.75%, 06/01/2034 (A)	1,307,278	1,348,470
Prosus NV 3.83%, 02/08/2051 (A)	1,845,000	1,672,058
Teva Pharmaceutical Finance III BV 2.80%, 07/21/2023	2,300,000	2,316,790

		14,008,491

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Nigeria - 0.4%
SEPLAT Energy PLC 7.75%, 04/01/2026 (A)	$ 1,500,000	$ 1,542,000

Northern Mariana Islands - 0.3%
Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024 (A)	1,100,000	1,155,000

Oman - 0.3%
OQ SAOC 5.13%, 05/06/2028 (A)	1,080,000	1,105,095

Panama - 0.3%
Aeropuerto Internacional de Tocumen SA 5.13%, 08/11/2061 (A)	415,000	432,123
Banistmo SA 4.25%, 07/31/2027 (A)	900,000	909,009

		1,341,132

Qatar - 1.3%
Qatar Petroleum
1.38%, 09/12/2026 (A)	1,310,000	1,293,059
2.25%, 07/12/2031 (A)	2,485,000	2,447,725
3.30%, 07/12/2051 (A)	1,530,000	1,559,131

		5,299,915

Republic of South Africa - 0.4%
Eskom Holdings SOC Ltd. 7.50%, 09/15/2033	ZAR 34,000,000	1,643,384

Saudi Arabia - 0.9%
Saudi Arabian Oil Co.
4.25%, 04/16/2039 (A)	$ 1,585,000	1,773,266
4.25%, 04/16/2039 (C)	1,850,000	2,069,743

		3,843,009

Singapore - 0.9%
LLPL Capital Pte Ltd.
6.88%, 02/04/2039 (A)	1,614,060	1,848,099
6.88%, 02/04/2039 (C)	26,901	30,801
Medco Bell Pte Ltd. 6.38%, 01/30/2027 (A)	2,000,000	2,061,000

		3,939,900

Thailand - 0.2%
GC Treasury Center Co. Ltd. 2.98%, 03/18/2031 (A)	800,000	805,645

Turkey - 0.5%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS 9.50%, 07/10/2036 (A)	690,000	687,768
QNB Finansbank AS 6.88%, 09/07/2024 (A) (E)	1,490,000	1,594,792

		2,282,560

United Arab Emirates - 1.2%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047 (C)	900,000	1,044,756
Acwa Power Management & Investments One Ltd. 5.95%, 12/15/2039 (A)	1,798,074	2,144,563
Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034 (C)	1,740,000	1,694,811

		4,884,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom - 1.7%
Fresnillo PLC 4.25%, 10/02/2050 (A) (E)	$ 1,155,000	$ 1,180,987
Liquid Telecommunications Financing PLC 5.50%, 09/04/2026 (A)	750,000	778,125
Tullow Oil PLC 10.25%, 05/15/2026 (A)	2,940,000	3,097,290
Vedanta Resources Finance II PLC
8.95%, 03/11/2025 (A)	1,070,000	1,086,050
13.88%, 01/21/2024 (A)	735,000	797,475

		6,939,927

United States - 2.1%
Kosmos Energy Ltd.
7.13%, 04/04/2026 (A) (E)	400,000	399,000
7.75%, 05/01/2027 (A) (E)	1,030,000	1,030,000
MercadoLibre, Inc. 3.13%, 01/14/2031 (E)	1,620,000	1,528,956
New Fortress Energy, Inc. 6.50%, 09/30/2026 (A)	600,000	583,104
Sasol Financing USA LLC 5.50%, 03/18/2031	2,690,000	2,763,437
TSMC Arizona Corp. 2.50%, 10/25/2031	2,660,000	2,696,169

		9,000,666

Venezuela - 0.1%
Petroleos de Venezuela SA 8.50%, 10/27/2020 (C) (I) (J)	1,945,000	522,232

Virgin Islands, British - 0.3%
Studio City Finance Ltd.
5.00%, 01/15/2029 (C)	200,000	180,762
6.50%, 01/15/2028 (C)	940,000	903,575

		1,084,337

Total Corporate Debt Securities (Cost $158,515,268)		158,473,470

FOREIGN GOVERNMENT OBLIGATIONS - 58.1%
Angola - 1.6%
Angola Government International Bond
9.38%, 05/08/2048 (A)	1,650,000	1,637,295
9.50%, 11/12/2025 (A)	600,000	648,349
9.50%, 11/12/2025 (C)	4,160,000	4,495,221

		6,780,865

Argentina - 2.4%
Argentina Republic Government International Bond
0.50% (B), 07/09/2030	10,980,000	3,750,219
1.13% (B), 07/09/2046	15,095,000	4,774,549
2.00% (B), 01/09/2038	3,862,183	1,413,559

		9,938,327

Belarus - 0.3%
Republic of Belarus International Bond 6.20%, 02/28/2030 (C)	1,260,000	1,091,966

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil - 2.1%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2031	BRL 41,479,000	$ 6,758,127
Series F,
10.00%, 01/01/2029	11,200,000	1,861,467

		8,619,594

Chile - 1.5%
Bonos de la Tesoreria de la Republica EN pesos 4.70%, 09/01/2030 (C)	CLP 2,500,000,000	2,823,602
Chile Government International Bond 2.55%, 07/27/2033	$3,610,000	3,491,556

		6,315,158

Colombia - 3.3%
Colombia Government International Bond
3.25%, 04/22/2032	1,400,000	1,307,390
4.50%, 03/15/2029	1,380,000	1,456,203
5.20%, 05/15/2049	1,755,000	1,765,723
6.13%, 01/18/2041	1,780,000	1,971,617
Colombia TES
Series B,
6.25%, 11/26/2025 - 07/09/2036	COP 25,203,400,000	6,140,337
7.00%, 03/26/2031	4,971,400,000	1,229,340

		13,870,610

Cote d’Ivoire - 0.8%
Ivory Coast Government International Bond 6.88%, 10/17/2040 (A)	EUR 2,840,000	3,442,201

Dominican Republic - 0.9%
Dominican Republic International Bond 5.88%, 01/30/2060 (A)	$3,760,000	3,684,800

Ecuador - 0.4%
Ecuador Government International Bond 5.00% (B), 07/31/2030 (C)	2,145,000	1,780,350

Egypt - 2.5%
Egypt Government Bond
14.05%, 07/21/2022	EGP 32,400,000	2,069,276
14.31%, 10/13/2023	34,585,000	2,196,340
Egypt Government International Bond
7.60%, 03/01/2029 (A)	$1,190,000	1,195,950
8.88%, 05/29/2050 (A)	5,185,000	4,883,596

		10,345,162

El Salvador - 0.8%
El Salvador Government International Bond 5.88%, 01/30/2025 (A)	4,075,000	3,229,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Gabon - 0.5%
Gabon Government International Bond
6.38%, 12/12/2024 (A)	$ 1,000,000	$ 1,060,080
6.63%, 02/06/2031 (A)	1,160,000	1,156,265

		2,216,345

Ghana - 1.0%
Ghana Government International Bond
7.63%, 05/16/2029 (A)	2,950,000	2,597,109
8.63%, 04/07/2034 (A)	1,990,000	1,760,712

		4,357,821

Hungary - 0.5%
Hungary Government Bond 2.25%, 04/20/2033	HUF 707,990,000	1,905,777

Indonesia - 5.5%
Indonesia Government International Bond
4.35%, 01/08/2027 (A)	$ 6,000,000	6,705,862
4.63%, 04/15/2043 (A)	4,395,000	5,005,801
Indonesia Treasury Bond
7.50%, 08/15/2032	IDR 8,330,000,000	630,299
8.25%, 06/15/2032 - 05/15/2036	42,491,000,000	3,376,451
8.38%, 03/15/2034	93,473,000,000	7,455,408

		23,173,821

Lebanon - 0.1%
Lebanon Government International Bond 6.85%, 03/23/2027 (C)	$ 1,630,000	244,500

Malaysia - 2.4%
Malaysia Government Bond
3.76%, 05/22/2040	MYR 16,416,000	3,729,615
4.89%, 06/08/2038	12,601,000	3,283,607
Malaysia Sovereign Sukuk Bhd. 3.04%, 04/22/2025 (A)	$ 3,000,000	3,165,870

		10,179,092

Mexico - 4.5%
Mexico Bonos
7.50%, 06/03/2027	MXN 111,097,100	5,418,169
Series M,
8.50%, 05/31/2029	98,940,000	5,091,172
10.00%, 11/20/2036	18,750,000	1,098,507
Mexico Government International Bond
3.75%, 01/11/2028	$ 3,975,000	4,303,295
4.28%, 08/14/2041	1,220,000	1,267,836
4.75%, 04/27/2032 (E)	1,660,000	1,861,773

		19,040,752

Nigeria - 0.7%
Nigeria Government International Bond 7.38%, 09/28/2033 (A) (E)	3,030,000	2,999,700

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Oman - 1.0%
Oman Government International Bond
6.25%, 01/25/2031 (A)	$ 1,770,000	$ 1,913,812
7.00%, 01/25/2051 (A)	2,370,000	2,468,450

		4,382,262

Pakistan - 0.3%
Pakistan Government International Bond 6.00%, 04/08/2026 (A)	1,280,000	1,286,400

Panama - 1.5%
Panama Government International Bond
2.25%, 09/29/2032	2,075,000	1,954,733
3.75%, 03/16/2025	500,000	532,665
3.87%, 07/23/2060	1,500,000	1,493,805
3.88%, 03/17/2028	2,125,000	2,304,478

		6,285,681

Peru - 3.0%
Peru Government International Bond
2.39%, 01/23/2026	2,680,000	2,729,928
2.78%, 01/23/2031	2,600,000	2,591,290
3.00%, 01/15/2034	2,320,000	2,294,480
3.55%, 03/10/2051	1,930,000	1,942,796
6.90%, 08/12/2037 (A)	PEN 12,150,000	3,079,441

		12,637,935

Qatar - 0.9%
Qatar Government International Bond
3.40%, 04/16/2025 (A)	$ 1,000,000	1,070,000
4.82%, 03/14/2049 (A)	2,000,000	2,571,200

		3,641,200

Republic of Korea - 0.6%
Export-Import Bank of Korea 8.00%, 05/15/2024 (A)	IDR 35,800,000,000	2,691,412

Republic of South Africa - 1.9%
Republic of South Africa Government Bond
7.00%, 02/28/2031	ZAR 86,008,000	4,625,569
8.88%, 02/28/2035	37,565,000	2,169,995
Series 2030,
8.00%, 01/31/2030	22,357,100	1,328,107

		8,123,671

Romania - 1.2%
Romania Government Bond 5.00%, 02/12/2029	RON 12,160,000	2,856,852
Romania Government International Bond
3.38%, 01/28/2050 (C)	EUR 1,100,000	1,235,042
5.13%, 06/15/2048 (A)	$ 900,000	1,057,500

		5,149,394

Russian Federation - 3.0%
Russian Federation Federal Bond - OFZ
6.70%, 03/14/2029	RUB 142,198,000	1,846,212
6.90%, 07/23/2031	150,234,000	1,955,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Russian Federation (continued)
Russian Federation Federal Bond - OFZ (continued)
7.70%, 03/23/2033	RUB 479,957,000	$ 6,603,466
7.95%, 10/07/2026	142,782,000	1,995,740

		12,400,436

Saudi Arabia - 1.3%
Saudi Arabia Government International Bond
3.25%, 10/26/2026 (A)	$3,077,000	3,294,236
4.63%, 10/04/2047 (A)	1,913,000	2,250,166

		5,544,402

Supranational - 0.3%
Banque Ouest Africaine de Developpement 4.70%, 10/22/2031 (A)	1,050,000	1,143,198

Thailand - 2.2%
Thailand Government Bond
0.95%, 06/17/2025	THB 63,285,000	1,903,100
1.59%, 12/17/2035	102,162,000	2,755,341
1.60%, 12/17/2029	42,840,000	1,276,703
2.13%, 12/17/2026	56,116,000	1,764,446
3.78%, 06/25/2032	42,840,000	1,500,216

		9,199,806

Turkey - 1.6%
Turkey Government International Bond
5.88%, 06/26/2031 (E)	$1,020,000	944,965
6.38%, 10/14/2025	2,000,000	2,032,800
6.50%, 09/20/2033	1,910,000	1,814,500
Turkiye Ihracat Kredi Bankasi AS 5.75%, 07/06/2026 (A)	1,990,000	1,940,114

		6,732,379

Ukraine - 4.6%
Ukraine Government International Bond
Zero Coupon (F), 05/31/2040 (C)	3,960,000	4,168,058
7.38%, 09/25/2032 (A)	3,575,000	3,676,816
7.38%, 09/25/2032 (C)	3,580,000	3,681,958
7.75%, 09/01/2023 - 09/01/2027 (C)	4,035,000	4,327,723
7.75%, 09/01/2024 (C) (E)	3,060,000	3,297,187

		19,151,742

United Arab Emirates - 1.2%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (A)	1,000,000	1,075,500
Finance Department Government of Sharjah 3.63%, 03/10/2033 (A)	2,200,000	2,161,588
UAE International Government Bond 2.00%, 10/19/2031 (A)	2,040,000	2,003,076

		5,240,164

United Kingdom - 0.5%
Maldives Sukuk Issuance Ltd. 9.88%, 04/08/2026 (A)	610,000	615,813

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom (continued)
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025 (C)	$ 1,310,750	$ 1,403,197

		2,019,010

Venezuela - 0.4%
Venezuela Government International Bond
9.00%, 05/07/2023 (C) (I) (J)	9,260,000	891,738
9.25%, 09/15/2027 (I) (J)	2,205,000	212,342
11.95%, 08/05/2031 (C) (I) (J)	5,565,000	535,909

		1,639,989

Virgin Islands, British - 0.3%
1MDB Global Investments Ltd. 4.40%, 03/09/2023 (C)	1,200,000	1,206,274

Zambia - 0.5%
Zambia Government International Bond
5.38%, 09/20/2022 (C)	1,940,000	1,455,000
8.50%, 04/14/2024 (C)	770,000	612,150

		2,067,150

Total Foreign Government Obligations (Cost $253,167,175)		243,758,784

	Shares	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (K)	13,521,913	13,521,913

Total Other Investment Company (Cost $13,521,913)		13,521,913

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 0.00% (K), dated 10/29/2021, to be repurchased at $17,155,906 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $17,499,045.	$17,155,906	17,155,906

Total Repurchase Agreement (Cost $17,155,906)		17,155,906

Total Investments (Cost $442,360,262)		432,910,073
Net Other Assets (Liabilities) - (3.2)%		(13,563,606)

Net Assets - 100.0%		$419,346,467

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/30/2021	CZK	139,873,245	USD	6,312,705	$—	$(22,723)
HSBC	11/30/2021	THB	78,746,596	USD	2,369,067	3,390	—
HSBC	11/30/2021	HUF	1,397,079,929	USD	4,457,191	24,625	—
HSBC	11/30/2021	PLN	41,714,366	USD	10,486,398	—	(37,562)
JPM	11/30/2021	USD	384,084	ZAR	5,773,233	7,507	—
MSC	11/03/2021	USD	5,056,427	BRL	27,978,564	102,058	—
MSC	11/03/2021	BRL	27,978,564	USD	5,003,760	—	(49,391)
MSC	11/30/2021	USD	6,843,630	MXN	138,695,052	138,397	—
MSC	12/02/2021	USD	2,551,043	BRL	14,221,172	47,514	—
TDB	11/30/2021	USD	4,725,539	EUR	4,061,992	27,139	—

Total						$350,630	$(109,676)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	56.3%	$243,758,784
Oil, Gas & Consumable Fuels	14.3	62,052,244
Electric Utilities	3.7	15,857,309
Chemicals	2.2	9,454,376
Metals & Mining	2.1	8,895,313
Banks	1.9	8,036,109
Food Products	1.6	6,802,325
Wireless Telecommunication Services	1.1	4,971,442
Internet & Direct Marketing Retail	1.1	4,897,164
Diversified Telecommunication Services	0.9	3,868,670
Construction & Engineering	0.8	3,554,728
Real Estate Management & Development	0.8	3,472,787
Transportation Infrastructure	0.6	2,711,516
Semiconductors & Semiconductor Equipment	0.6	2,696,169
Consumer Finance	0.6	2,391,570
Pharmaceuticals	0.5	2,316,790
Specialty Retail	0.5	2,264,832
Energy Equipment & Services	0.5	2,145,269
Professional Services	0.5	2,144,563
Paper & Forest Products	0.5	2,082,871
Multiline Retail	0.5	2,054,475
Road & Rail	0.4	1,868,935
Marine	0.3	1,348,470
Capital Markets	0.3	1,097,524
Hotels, Restaurants & Leisure	0.2	1,084,337
Diversified Financial Services	0.1	403,682

Investments	92.9	402,232,254
Short-Term Investments	7.1	30,677,819

Total Investments	100.0%	$432,910,073

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$158,473,470	$—	$158,473,470
Foreign Government Obligations	—	243,758,784	—	243,758,784
Other Investment Company	13,521,913	—	—	13,521,913
Repurchase Agreement	—	17,155,906	—	17,155,906

Total Investments	$13,521,913	$419,388,160	$—	$432,910,073

Other Financial Instruments
Forward Foreign Currency Contracts (M)	$—	$350,630	$—	$350,630

Total Other Financial Instruments	$—	$350,630	$—	$350,630

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (M)	$—	$(109,676)	$—	$(109,676)

Total Other Financial Instruments	$—	$(109,676)	$—	$(109,676)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $174,399,390, representing 41.6% of the Fund’s net assets.
(B)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2021; the maturity dates disclosed are the ultimate maturity dates.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $57,540,581, representing 13.7% of the Fund’s net assets.
(D)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,839,984, collateralized by cash collateral of $13,521,913 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,646,285. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2021. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the total value of such securities is $2,162,221, representing 0.5% of the Fund’s net assets.
(J)	Non-income producing securities.
(K)	Rates disclosed reflect the yields at October 31, 2021.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(M)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Columbian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATION:

CMT	Constant Maturity Treasury

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

(unaudited)

MARKET ENVIRONMENT

Toward the end of 2020 emerging market (“EM”) equities rose as investor sentiment improved amid positive COVID -19 vaccine news, higher commodity prices, and strong liquidity support from the world’s central banks. In the first quarter of 2021, equities were bolstered by massive inflows and optimism about the global rollout of vaccines and expectations for a robust rebound in economic activity. Concerns about the rapid increase in U.S. Treasury yields and a sharp rise in COVID-19 cases, however, drove volatility higher and impaired market sentiment later in the quarter.

In the second quarter of 2021, stocks resumed their advance led by Latin America, with Brazil leading the region amid strength in commodity prices. Mexico also continued to benefit from a robust U.S. economic recovery. Despite Argentina’s severe COVID-19 situation, markets were comforted by indications that the IMF continued to work with the country. Peru registered the world’s highest COVID-19 death rate per capita amid political upheaval. In Chile, anti-establishment independents prevailed in the country’s constitutional convention elections, creating political uncertainty.

In the third quarter of 2021, EM equities fell amid concerns around the U.S. Federal Reserve reducing its asset purchases, rising inflation, and global economic growth. Asian equities pulled back amid ongoing supply-chain disruptions and concerns about China, notably its regulatory environment, property market risks, and slowing economic growth. South Korea suffered a record surge in COVID-19 cases that added significant pressure on the economy. Taiwan declined amid struggles with supply-chain disruptions. India was a positive performance outlier, as foreign direct investments flowed into the automobile, computer software & hardware, and services sectors.

In the final month of the fiscal year ended October 31, 2021, EM equities rebounded, led by Europe, the Middle East, and Africa, and followed by Asia. Turkey rallied despite fears about the health of the country’s economy. The Turkish lira sank to a record low after the central bank unexpectedly slashed interest rates, even as inflation accelerated. Poland and Hungary gained, while the Czech Republic declined modestly. Russia continued to benefit from stronger oil prices, and South Africa ended higher as gold and platinum recovered.

Eight of 11 sectors within the MSCI Emerging Markets Index posted positive returns during the fiscal year. Energy, materials, and financials rose the most, while the consumer discretionary, real estate and communication services were the only sectors that declined.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Emerging Markets Opportunities (Class I) returned 19.96%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 17.33%.

STRATEGY REVIEW

The Fund outperformed due to strong stock selection in the industrials, utilities, and communication services sectors. This was partially offset by holdings in consumer staples and real estate. From a country perspective, strong stock selection within China was the top contributor, followed by holdings in India and Thailand, while holdings in Taiwan, Russia and South Korea detracted most.

The Fund’s largest individual relative contributors during the period included China Longyuan Power Group Corp., Contemporary Amperex Technology Co. Ltd., and XPeng, Inc.

The Fund’s largest individual relative detractors during the period included Alibaba Group Holding Ltd., SK hynix Inc., and Yatsen Holding Ltd.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Mary L. Pryshlak, CFA

Jonathan G. White, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.4%
Preferred Stocks	2.4
Other Investment Company	0.7
Net Other Assets (Liabilities) ^	1.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception		Inception Date
Class I (NAV)	19.96%	9.62%		12/19/2019
MSCI Emerging Markets Index (A)	17.33%	10.05%
Class I2 (NAV)	20.11%	9.70%		12/19/2019
Class R6 (NAV)	N/A	(5.96	)%(B)	05/28/2021

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. An investment in emerging market securities should be considered speculative.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 95.4%
Brazil - 3.0%
Energisa SA	462,136	$3,244,238
Localiza Rent a Car SA	222,600	1,786,700
Lojas Renner SA	234,010	1,336,359
Magazine Luiza SA	1,055,776	2,022,208
Notre Dame Intermedica Participacoes SA	296,500	3,371,730
Petroleo Brasileiro SA	2,560,951	12,555,639
Raia Drogasil SA	894,329	3,684,246
Vale SA, ADR	929,086	11,827,265

		39,828,385

China - 38.1%
Airtac International Group	132,124	3,943,504
Alibaba Group Holding Ltd. (A)	1,924,469	40,317,261
Alibaba Group Holding Ltd., ADR (A)	167,376	27,606,997
Amoy Diagnostics Co. Ltd., A Shares	286,151	3,613,946
ANTA Sports Products Ltd.	487,228	7,614,797
Baidu, Inc., Class A (A)	154,323	3,213,203
BeiGene Ltd., ADR (A)	13,615	4,870,358
BYD Co. Ltd., H Shares	196,500	7,490,765
Centre Testing International Group Co. Ltd., A Shares	952,800	4,113,866
China Construction Bank Corp., H Shares	25,446,922	17,301,487
China Longyuan Power Group Corp. Ltd., H Shares	7,286,175	17,024,955
China Merchants Bank Co. Ltd., H Shares	1,549,568	13,054,968
China National Building Material Co. Ltd., H Shares	3,966,000	4,985,217
China Pacific Insurance Group Co. Ltd., H Shares	1,876,488	5,788,280
China Tourism Group Duty Free Corp. Ltd., A Shares	195,606	8,205,958
CIFI Holdings Group Co. Ltd.	8,832,272	4,903,980
Contemporary Amperex Technology Co. Ltd., A Shares	331,200	33,083,253
Country Garden Services Holdings Co. Ltd.	486,079	3,779,677
CSC Financial Co. Ltd., H Shares (B) (C)	6,481,551	6,872,668
CSPC Pharmaceutical Group Ltd.	2,331,981	2,439,731
ENN Energy Holdings Ltd.	332,136	5,750,109
Ganfeng Lithium Co. Ltd., H Shares (B)	371,092	6,958,720
Glodon Co. Ltd., A Shares	219,800	2,559,233
Guangzhou Tinci Materials Technology Co. Ltd., A Shares	210,900	5,435,553
Hangzhou Tigermed Consulting Co. Ltd., H Shares (B)	165,900	3,234,629
Hualan Biological Engineering, Inc., A Shares	573,500	2,661,690
Industrial & Commercial Bank of China Ltd., H Shares	17,622,503	9,648,720
Kweichow Moutai Co. Ltd., A Shares	11,000	3,138,918
LI Ning Co. Ltd.	1,100,552	12,235,428
Longfor Group Holdings Ltd. (B)	1,401,896	6,810,831
Meituan, Class B (A) (B)	349,312	12,103,916
New Oriental Education & Technology Group, Inc., ADR (A)	371,839	762,270
Ping An Insurance Group Co. of China Ltd., H Shares	1,717,658	12,340,734
Proya Cosmetics Co. Ltd., A Shares	179,951	5,652,204
Shandong Sinocera Functional Material Co. Ltd., A Shares	519,900	3,475,587

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	3,248,678	$ 5,536,594
Shanghai Jinjiang International Hotels Co. Ltd., A Shares	50,300	424,453
Shanghai Putailai New Energy Technology Co. Ltd., A Shares	194,000	5,389,849
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	94,200	5,536,180
Sinoma Science & Technology Co. Ltd., A Shares	605,400	3,564,682
Sunac China Holdings Ltd.	321,000	691,467
TAL Education Group, ADR (A)	95,398	390,178
Tencent Holdings Ltd.	1,312,002	81,109,564
Trip.com Group Ltd. (A)	71,500	2,071,345
Trip.Com Group Ltd., ADR (A)	318,345	9,091,933
WuXi AppTec Co. Ltd., H Shares (B)	259,948	5,556,115
Wuxi Biologics Cayman, Inc. (A) (B)	146,325	2,226,705
XPeng, Inc., ADR (A)	502,549	23,433,860
XPeng, Inc., A Shares (A)	118,800	2,775,894
Yatsen Holding Ltd., ADR (A)	1,418,116	3,970,725
Yifeng Pharmacy Chain Co. Ltd., A Shares	494,258	3,688,031
Yihai International Holding Ltd. (A) (C)	2,593,241	15,248,477
Yunnan Energy New Material Co. Ltd., A Shares	163,909	7,472,507
Zai Lab Ltd., ADR (A)	35,426	3,698,474
Zai Lab Ltd. (A)	24,768	2,586,466
Zhejiang Huayou Cobalt Co. Ltd., A Shares	162,400	2,818,202
Zhongsheng Group Holdings Ltd.	807,000	7,296,761

		507,571,875

Czech Republic - 0.8%
Komercni Banka AS (A)	290,100	11,255,833

Greece - 0.4%
Hellenic Telecommunications Organization SA	271,711	4,805,698

Hong Kong - 1.9%
AIA Group Ltd.	1,420,541	16,039,397
China Gas Holdings Ltd.	2,297,606	5,746,599
ESR Cayman Ltd. (A) (B)	204,783	664,581
Shimao Group Holdings Ltd.	2,211,362	3,478,834

		25,929,411

India - 8.6%
Axis Bank Ltd., GDR (A) (D)	197,749	10,737,771
Bharti Airtel Ltd. (A)	2,109,658	19,321,305
Bharti Airtel Ltd.	110,323	197,055
Dabur India Ltd.	285,962	2,247,025
Hindustan Unilever Ltd.	187,227	5,973,262
ICICI Bank Ltd., ADR (C)	875,143	18,509,274
Infosys Ltd., ADR	385,227	8,582,857
Kotak Mahindra Bank Ltd.	453,380	12,363,602
Mahindra & Mahindra Ltd.	72,326	854,800
Mahindra & Mahindra Ltd., GDR	787,780	9,453,360
Power Grid Corp. of India Ltd.	1,743,512	4,323,782
Reliance Industries Ltd.	312,335	10,594,520
Reliance Industries Ltd., GDR (B)	138,326	9,406,168
Tata Steel Ltd.	134,947	2,374,598

		114,939,379

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Indonesia - 1.8%
Bank Central Asia Tbk PT	19,935,625	$ 10,518,355
Bank Rakyat Indonesia Persero Tbk PT	39,478,120	11,842,739
Unilever Indonesia Tbk PT	4,557,348	1,421,809

		23,782,903

Japan - 0.6%
Tokyo Electron Ltd.	16,733	7,759,062

Jordan - 0.2%
Hikma Pharmaceuticals PLC	84,413	2,780,650

Macau - 0.9%
Sands China Ltd. (A)	5,217,600	11,923,260

Mexico - 0.9%
America Movil SAB de CV, Series L	9,236,430	8,223,419
Grupo Mexico SAB de CV, Series B	837,343	3,669,375

		11,892,794

Netherlands - 0.7%
ASML Holding NV	11,922	9,654,172

Peru - 0.9%
Credicorp Ltd.	92,864	12,040,746

Philippines - 1.2%
Ayala Land, Inc.	7,311,254	5,090,756
BDO Unibank, Inc.	4,159,290	10,239,395

		15,330,151

Republic of Korea - 8.4%
Coupang, Inc. (A)	194,438	5,786,475
E-MART, Inc.	28,826	4,144,254
Kakao Pay Corp. (A)	9,040	696,248
Kangwon Land, Inc. (A)	98,364	2,340,096
Kia Corp.	90,412	6,584,281
LG Chem Ltd.	24,174	17,294,479
NAVER Corp.	35,749	12,451,194
POSCO	12,807	3,244,082
Samsung Electronics Co. Ltd.	582,322	34,783,343
Shinhan Financial Group Co. Ltd.	224,474	7,347,679
SK Innovation Co. Ltd. (A)	55,753	11,569,982
SK Telecom Co. Ltd. (A)	21,379	5,662,403

		111,904,516

Republic of South Africa - 3.5%
FirstRand Ltd. (C)	3,346,165	12,707,760
Gold Fields Ltd.	964,903	9,052,717
Impala Platinum Holdings Ltd.	233,774	3,030,109
Old Mutual Ltd.	9,818,959	10,021,445
Rand Merchant Investment Holdings Ltd.	3,047,021	8,140,683
Sibanye Stillwater Ltd.	949,722	3,316,410

		46,269,124

Russian Federation - 7.7%
Gazprom PJSC, ADR	2,781,727	27,400,011
Lukoil PJSC, ADR	158,800	16,202,364
Magnit PJSC (E)	37,398	3,411,303
MMC Norilsk Nickel PJSC (E)	7,362	2,297,565
Mobile TeleSystems PJSC, ADR	457,522	4,204,627
Novatek PJSC, GDR (D)	24,842	6,297,447
Ozon Holdings PLC, ADR (A) (C)	69,418	3,123,810
Sberbank of Russia PJSC (E)	4,795,714	24,088,320

	Shares	Value
COMMON STOCKS (continued)
Russian Federation (continued)
Yandex NV, Class A (A)	191,556	$ 15,868,499

		102,893,946

Singapore - 0.6%
Sea Ltd., ADR (A)	23,686	8,137,799

Taiwan - 11.8%
ASE Technology Holding Co. Ltd.	2,509,295	9,005,435
ASMedia Technology, Inc.	46,115	2,694,747
E.Sun Financial Holding Co. Ltd.	7,735,690	7,385,604
Globalwafers Co. Ltd.	263,504	7,201,505
MediaTek, Inc.	545,400	17,906,403
Realtek Semiconductor Corp.	579,834	10,404,630
Taiwan Semiconductor Manufacturing Co. Ltd.	4,688,678	99,477,499
Yageo Corp. (A)	215,343	3,360,802

		157,436,625

Thailand - 2.4%
Central Pattana PCL	1,205,518	2,152,549
CP ALL PCL	4,238,600	8,175,104
Kasikornbank PCL	5,206,535	21,966,847

		32,294,500

United Kingdom - 0.5%
Anglo American PLC	173,356	6,601,383

United States - 0.5%
Parade Technologies Ltd.	100,683	6,462,742

Total Common Stocks (Cost $1,193,370,249)		1,271,494,954

PREFERRED STOCKS - 2.4%
Brazil - 0.7%
Banco Bradesco SA, 0.00% (F)	1,734,230	6,114,883
Gerdau SA, 0.00% (F)	532,900	2,539,957

		8,654,840

Republic of Korea - 1.7%
Samsung Electronics Co. Ltd., 0.00% (F)	419,670	22,984,793

Total Preferred Stocks (Cost $30,397,953)		31,639,633

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	8,939,527	8,939,527

Total Other Investment Company (Cost $8,939,527)		8,939,527

Total Investments (Cost $1,232,707,729)		1,312,074,114
Net Other Assets (Liabilities) - 1.5%		19,995,737

Net Assets - 100.0%		$1,332,069,851

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	150	12/17/2021	$9,483,966	$9,465,000	$—	$(18,966)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	15.6%	$204,416,223
Semiconductors & Semiconductor Equipment	13.0	170,566,195
Interactive Media & Services	8.6	112,642,460
Oil, Gas & Consumable Fuels	7.2	94,026,131
Internet & Direct Marketing Retail	6.8	88,938,459
Technology Hardware, Storage & Peripherals	4.4	57,768,136
Metals & Mining	4.4	57,730,383
Insurance	4.0	52,330,539
Automobiles	3.8	50,592,960
Wireless Telecommunication Services	2.9	37,608,809
Chemicals	2.7	35,160,150
Electrical Equipment	2.5	33,083,253
Real Estate Management & Development	2.1	27,572,675
Hotels, Restaurants & Leisure	2.0	25,851,087
Food & Staples Retailing	1.8	23,102,938
Textiles, Apparel & Luxury Goods	1.5	19,850,225
Biotechnology	1.3	17,430,934
Independent Power & Renewable Electricity Producers	1.3	17,024,955
Specialty Retail	1.2	15,502,719
Food Products	1.2	15,248,477
Diversified Financial Services	1.0	12,707,760
Personal Products	0.9	11,869,954
Gas Utilities	0.9	11,496,708
Health Care Equipment & Supplies	0.8	11,072,774
Life Sciences Tools & Services	0.8	11,017,449
IT Services	0.7	9,279,105
Entertainment	0.6	8,137,799
Electric Utilities	0.6	7,568,020
Containers & Packaging	0.6	7,472,507
Household Products	0.6	7,395,071
Capital Markets	0.5	6,872,668
Pharmaceuticals	0.4	5,220,381
Construction Materials	0.4	4,985,217
Diversified Telecommunication Services	0.4	4,805,698
Professional Services	0.3	4,113,866
Machinery	0.3	3,943,504
Health Care Providers & Services	0.2	3,371,730
Electronic Equipment, Instruments & Components	0.2	3,360,802
Multiline Retail	0.2	3,358,567
Beverages	0.2	3,138,918
Software	0.2	2,559,233
Road & Rail	0.1	1,786,700
Diversified Consumer Services	0.1	1,152,448

Investments	99.3	1,303,134,587
Short-Term Investments	0.7	8,939,527

Total Investments	100.0%	$1,312,074,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$281,297,182	$990,197,772	$—	$1,271,494,954
Preferred Stocks	8,654,840	22,984,793	—	31,639,633
Other Investment Company	8,939,527	—	—	8,939,527

Total Investments	$298,891,549	$1,013,182,565	$—	$1,312,074,114

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(18,966)	$—	$—	$(18,966)

Total Other Financial Instruments	$(18,966)	$—	$—	$(18,966)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $53,834,333, representing 4.0% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,561,067, collateralized by cash collateral of $8,939,527 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $27,240,174. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $17,035,218, representing 1.3% of the Fund’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the total value of securities is $29,797,188, representing 2.2% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Energy Infrastructure

(unaudited)

MARKET ENVIRONMENT

A strong fiscal year ended October 31, 2021 in energy infrastructure was driven by the economy’s remarkable stimulus-aided recovery from the COVID-19 pandemic recession of 2020. The economic shock of 2020 set the stage for a tremendous earnings surge that continued for the past several quarters. Energy and midstream assets saw a strong start to 2021 on the back of improving oil prices, reflation expectations, and a rotation into “value” stocks. Oil prices continued to be constructive albeit a little volatile with the oil supply and demand narrative being dominated by a few factors: Organization of the Petroleum Exporting Countries, Russia and allies policy, the demand impact related to the resurgence in COVID-19 cases and the potential underinvestment in new supply.

Stronger trends across the commodity landscape led to a wave of positive earnings news solidifying the near-term outlook as numerous companies increased or maintained their guidance to incorporate higher volume activity and reiterated their optimism about sustaining lower cost structures and disciplined capital spending. Additionally, a string of new environmental, social and governance (“ESG”)-related initiatives announced by midstream names in July and August 2021, coupled with recent favorable legislative developments, paved the way for continued progression on the ESG front.

The renewable infrastructure sector generated positive return while trailing the traditional energy sector during the fiscal year, as strong prior performance had investors “hit pause” to monitor developments within the sector. Additionally, challenges related to the supply chain, further political fallout from high energy prices, and market concerns about interest rates and inflation drove volatility. While some renewable growth projects were expected to experience delays on supply chain bottlenecks, the leading indicators of future growth have been strengthening.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Energy Infrastructure (Class A) returned 51.20%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Alerian Midstream Energy Select Total Return Index and the Alerian MLP Total Return Index, returned 81.17% and 85.70%, respectively.

STRATEGY REVIEW

The Fund underperformed its primary benchmark (Alerian Midstream Energy Select Total Return Index) during the 12-month period ended October 31, 2021.

Market performance among energy infrastructure sub-sectors was positively biased for the fiscal year, specifically with U.S. Midstream and Canadian Infrastructure results driven by energy fundamentals that continued to improve with inventories re-balancing, global demand accelerating, overwhelmingly positive earnings results, and attractive valuations.

While the Fund’s absolute result was strong during the last fiscal year, the Fund underperformed its primary benchmark because of an increasing allocation to less volatile segments of the infrastructure sector, specifically renewable infrastructure, which underperformed due to the continued market rotation away from more defensive areas and into value and recovery trades.

We are comfortable with the Fund’s positioning going forward given favorable macro trends around energy demand and the need for energy infrastructure, along with the significant global tailwinds supporting the decarbonization of the electrical energy generation mix.

The largest individual contributors to performance during the fiscal year were investments in Targa Resource Corp. and Enable Midstream Partners LP. Targa Resource Corp. delivered results above expectations, while increasing its 2021 guidance to incorporate forecasts for higher commodity volumes and prices given its significant Permian operating leverage. Enable Midstream Partners LP benefitted from Energy Transfer LP’s announced $7.2 billion acquisition of the company.

New Fortress Energy, Inc. and Polaris Infrastructure, Inc. were the primary detractors from performance. New Fortress Energy Inc. was affected by concerns over its commodity exposure, given the run-up in liquefied natural gas prices and its large debt load, while Polaris Infrastructure, Inc. was pressured as investors seemed to feel that earnings growth could have been even higher, had the company reinvested more of its earnings and paid out less in dividends.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds	Annual Report 2021

Transamerica Energy Infrastructure

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	69.0%
Master Limited Partnerships	27.4
Repurchase Agreement	3.4
Other Investment Company	3.2
Net Other Assets (Liabilities)	(3.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Energy Infrastructure

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	42.75%	2.14%	(0.74)%	04/30/2013
Class A (NAV)	51.20%	3.30%	(0.08)%	04/30/2013
Alerian Midstream Energy Select Total Return Index (A) (B)	81.17%	4.76%	3.27%
S&P 500® (C)	42.91%	18.93%	15.54%
Alerian MLP Total Return Index (D)	85.70%	(0.56)%	(2.53)%
Class C (POP)	49.48%	2.56%	(0.82)%	04/30/2013
Class C (NAV)	50.48%	2.56%	(0.82)%	04/30/2013
Class I (NAV)	51.99%	3.62%	0.21%	04/30/2013
Class I2 (NAV)	52.12%	3.70%	0.30%	04/30/2013

(A) Effective June 1, 2021, the Alerian Midstream Energy Select Total Return Index became the Fund’s primary benchmark. Prior to June 1, 2021, the Fund’s primary benchmark was the S&P 500®. The change to Alerian Midstream Energy Select Total Return Index was made to more accurately reflect the principal investment strategies of the Fund.

(B) The Alerian Midstream Energy Select Total Return Index is a composite of North American energy infrastructure companies.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, depletion of energy reserves, the success of exploration projects, and tax and other government regulations. Investments in MLPs involve risks related to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns. The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers or sectors than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Renewable infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations. These and other factors may negatively impact renewable infrastructure companies and adversely affect the fund’s performance.

Transamerica Funds	Annual Report 2021

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 69.0%
Electric Utilities - 6.4%
Avangrid, Inc. (A)	47,000	$2,476,900
Eversource Energy	11,400	967,860
NextEra Energy, Inc.	112,800	9,625,224
Xcel Energy, Inc.	14,600	943,014

		14,012,998

Electrical Equipment - 0.3%
Fluence Energy, Inc. (B)	15,900	565,563

Gas Utilities - 0.1%
Brookfield Infrastructure Corp., Class A	3,622	219,638

Independent Power & Renewable Electricity Producers - 16.7%
AES Corp.	56,800	1,427,384
Atlantica Sustainable Infrastructure PLC (A)	242,900	9,558,115
Brookfield Renewable Corp., Class A	101,863	4,218,147
Clearway Energy, Inc., Class A	29,300	966,607
Clearway Energy, Inc., Class C (A)	178,200	6,322,536
Innergex Renewable Energy, Inc. (A)	124,500	2,072,317
Northland Power, Inc. (A)	149,500	4,806,565
Polaris Infrastructure, Inc. (A)	128,300	1,909,572
TransAlta Corp. (A)	409,000	4,587,040
TransAlta Renewables, Inc. (A)	43,700	646,884

		36,515,167

Multi-Utilities - 1.7%
Algonquin Power & Utilities Corp. (A)	107,200	1,546,896
Dominion Energy, Inc.	12,600	956,718
Sempra Energy	9,300	1,186,959

		3,690,573

Oil, Gas & Consumable Fuels - 43.8%
Cheniere Energy, Inc. (B)	81,991	8,477,869
DTE Midstream LLC (B)	24,800	1,189,408
Enbridge, Inc.	189,154	7,917,986
Equitrans Midstream Corp.	89,900	926,869
Kinder Morgan, Inc.	578,300	9,686,525
New Fortress Energy, Inc. (A)	15,300	459,000
ONEOK, Inc.	60,700	3,861,734
Pembina Pipeline Corp.	246,100	8,143,449
Phillips 66	90,600	6,775,068
Plains GP Holdings LP, Class A	596,213	6,498,722
Targa Resources Corp.	297,635	16,271,705
TC Energy Corp. (A)	201,536	10,903,098
Williams Cos., Inc.	527,500	14,817,475

		95,928,908

Total Common Stocks (Cost $118,623,790)		150,932,847

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 27.4% (C)
Independent Power & Renewable Electricity Producers - 9.6%
Brookfield Renewable Partners LP (B)	158,250	$ 6,345,825
NextEra Energy Partners LP	167,822	14,483,038

		20,828,863

Multi-Utilities - 0.8%
Brookfield Infrastructure Partners LP	30,300	1,782,549

Oil, Gas & Consumable Fuels - 17.0%
Energy Transfer LP	799,337	7,601,695
Enterprise Products Partners LP	411,811	9,339,873
Enviva Partners LP	58,709	3,931,155
Magellan Midstream Partners LP	86,500	4,238,500
MPLX LP	289,781	8,728,204
Phillips 66 Partners LP	44,200	1,632,748
Rattler Midstream LP	137,400	1,658,418

		37,130,593

Total Master Limited Partnerships (Cost $52,075,097)		59,742,005

OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	7,071,088	7,071,088

Total Other Investment Company (Cost $7,071,088)		7,071,088

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 0.00% (D), dated 10/29/2021, to be repurchased at $7,516,186 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $7,666,582.	$ 7,516,186	7,516,186

Total Repurchase Agreement (Cost $7,516,186)		7,516,186

Total Investments (Cost $185,286,161)		225,262,126
Net Other Assets (Liabilities) - (3.0)%		(6,504,121)

Net Assets - 100.0%		$ 218,758,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$150,932,847	$—	$—	$150,932,847
Master Limited Partnerships	59,742,005	—	—	59,742,005
Other Investment Company	7,071,088	—	—	7,071,088
Repurchase Agreement	—	7,516,186	—	7,516,186

Total Investments	$217,745,940	$7,516,186	$—	$225,262,126

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,671,637, collateralized by cash collateral of $7,071,088 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $19,380,726. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Rates disclosed reflect the yields at October 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve (“Fed”) has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

The loan market started the fiscal year with a rally as the vaccine announcement and incremental fiscal stimulus resulted in credit markets rallying through year-end. Throughout the fiscal year ended October 31, 2021, range-bound trading was a main theme, with some weeks softer and some weeks firmer depending on how many primary deals were allocating as managers sought to control cash levels. At the company level, loan market issuers continued to hold up better than feared in the pandemic economy, and the openness of capital markets has given all but the weakest players the ability to shore up liquidity to get to a post-vaccine world. This has led to a decline in default expectations for the asset class and less negative rating agency actions, illustrated by the fact that there were more upgrades than downgrades in the back half of the fiscal year.

The fundamental recovery witnessed in the first half of 2021 has helped the collateralized loan obligation (“CLO”) market roar back to strength with new CLO creation continuing at a record pace. CLOs have historically accounted for more than 70% of the buyer base for bank loans, and that strength has led to a strong underlying bid for bank debt all year long. While there has been much written about the coming transition from LIBOR to SOFR as the underlying base rate for bank loans, we think the market is fairly well calibrated and we anticipate limited impact to trading levels.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Floating Rate (Class A) returned 5.85%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 8.53%.

STRATEGY REVIEW

Security selection within the Fund was a detractor overall during the fiscal year ended October 31, 2021. Selection in housing, energy and retail contributed to performance, while selection in manufacturing, media/telecom, service and gaming/leisure detracted.

From an allocation standpoint, a cash position was a drag as the Fund experienced material inflows during the year in a generally rising market environment. Within the loan asset class, an underweight allocation to energy detracted, as did an overweight to forest products/containers.

From a ratings standpoint, underperformance from security selection in Bs and non-rated bonds detracted from returns, while the Fund benefited from selection in CCC+ or below rated securities. The Fund’s overweight to bonds contributed to performance; however, underweight allocations to CCC+ or below detracted.

John F. Bailey, CFA

Jason P. Felderman, CFA

Zach Halstead

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

(unaudited)

Asset Allocation	Percentage of Net Assets
Loan Assignments	86.4%
Corporate Debt Securities	9.9
Repurchase Agreement	7.7
Exchange-Traded Funds	1.7
Preferred Stocks	0.1
Common Stocks	0.1
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.50
Duration †	0.89

Credit Quality ‡	Percentage of Net Assets
AAA	7.7%
BB	2.3
B	7.6
Not Rated	88.3
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.85%	2.20%	2.67%	10/31/2013
Class A (NAV)	5.85%	3.21%	3.30%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	8.53%	4.53%	4.18%
Class C (POP)	4.06%	2.46%	2.55%	10/31/2013
Class C (NAV)	5.06%	2.46%	2.55%	10/31/2013
Class I (NAV)	6.02%	3.42%	3.49%	10/31/2013
Class I2 (NAV)	6.13%	3.49%	3.59%	10/31/2013

(A) The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to risks associated with high yield bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 9.9%
Chemicals - 0.3%
Olympus Water US Holding Corp. 4.25%, 10/01/2028 (A)	$1,000,000	$983,250

Commercial Services & Supplies - 1.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL 4.63%, 06/01/2028 (A)	2,150,000	2,132,434
Garda World Security Corp. 4.63%, 02/15/2027 (A)	1,750,000	1,732,500
GFL Environmental, Inc.
3.75%, 08/01/2025 (A)	150,000	154,343
4.25%, 06/01/2025 (A)	640,000	659,901

		4,679,178

Communications Equipment - 0.9%
Avaya, Inc. 6.13%, 09/15/2028 (A)	2,100,000	2,184,630
CommScope, Inc. 6.00%, 03/01/2026 (A)	250,000	257,500

		2,442,130

Construction & Engineering - 0.2%
Artera Services LLC 9.03%, 12/04/2025 (A)	417,000	445,147

Containers & Packaging - 0.3%
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (A)	750,000	733,875

Diversified Telecommunication Services - 0.7%
Cablevision Lightpath LLC 3.88%, 09/15/2027 (A)	1,500,000	1,460,550
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	500,000	485,625

		1,946,175

Health Care Providers & Services - 1.2%
Legacy LifePoint Health LLC
4.38%, 02/15/2027 (A)	1,500,000	1,485,000
6.75%, 04/15/2025 (A)	500,000	523,750
Tenet Healthcare Corp.
4.25%, 06/01/2029 (A)	769,000	778,443
4.63%, 09/01/2024 - 06/15/2028 (A)	500,000	514,625

		3,301,818

Hotels, Restaurants & Leisure - 0.9%
1011778 BC ULC / New Red Finance, Inc. 3.88%, 01/15/2028 (A)	1,765,000	1,760,729
Scientific Games International, Inc. 5.00%, 10/15/2025 (A) (B)	800,000	823,632

		2,584,361

Household Products - 0.4%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.00%, 12/31/2026 (A)	1,304,000	1,290,960

IT Services - 0.4%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	500,000	498,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 5.75%, 06/01/2025 (A)	$ 500,000	$ 522,500

		1,021,250

Machinery - 1.0%
Clark Equipment Co. 5.88%, 06/01/2025 (A)	200,000	208,500
Madison IAQ LLC 4.13%, 06/30/2028 (A)	1,273,000	1,266,406
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	1,395,000	1,389,769

		2,864,675

Media - 0.5%
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	250,000	251,875
6.75%, 10/15/2027 (A)	400,000	420,000
Scripps Escrow II, Inc. 3.88%, 01/15/2029 (A)	100,000	99,500
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	250,000	253,750
6.63%, 06/01/2027 (A)	333,000	360,243

		1,385,368

Pharmaceuticals - 0.4%
Bausch Health Cos., Inc. 4.88%, 06/01/2028 (A)	1,000,000	1,026,250
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (A)	250,000	253,437

		1,279,687

Professional Services - 0.3%
MoneyGram International, Inc. 5.38%, 08/01/2026 (A)	1,000,000	1,002,500

Software - 0.4%
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (A)	1,200,000	1,185,000

Transportation Infrastructure - 0.3%
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00%, 07/31/2029 (A)	1,000,000	977,500

Wireless Telecommunication Services - 0.1%
Altice France SA 5.50%, 01/15/2028 (A)	250,000	250,563

Total Corporate Debt Securities (Cost $28,458,622)		28,373,437

LOAN ASSIGNMENTS - 86.4%
Aerospace & Defense - 0.2%
Avolon TLB Borrower 1 LLC
Term Loan B3,
1-Month LIBOR + 1.75%, 2.50% (C), 01/15/2025	246,256	245,865
Term Loan B4,
1-Month LIBOR + 1.50%, 2.25% (C), 02/12/2027	98,500	97,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Aerospace & Defense (continued)
Castlelake Aviation Ltd.
Delayed Draw Term Loan,
TBD, 10/07/2026 (D) (E)	$ 59,322	$ 59,124
Term Loan B,
TBD, 10/22/2026 (D) (E)	290,678	289,709

		692,269

Air Freight & Logistics - 0.3%
RLG Holdings LLC
Delayed Draw Term Loan,
3-Month LIBOR + 4.25%, 2.13% - 5.00% (C), 07/07/2028	151,515	151,452
Term Loan,
3-Month LIBOR + 4.25%, 5.00% (C), 07/07/2028	598,485	598,235

		749,687

Airlines - 0.3%
Kestrel Bidco, Inc. Term Loan B, 6-Month LIBOR + 3.00%, 4.00% (C), 12/11/2026	416,762	409,365
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (C), 04/21/2028	497,500	504,133

		913,498

Auto Components - 1.6%
Clarios Global LP Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (C), 04/30/2026	1,366,010	1,355,765
First Brands Group LLC Term Loan, 3-Month LIBOR + 5.00%, 6.00% (C), 03/30/2027	2,002,278	2,015,417
Mavis Tire Express Services Corp. Term Loan B, 1-Month LIBOR + 4.00%, 4.75% (C), 05/04/2028 (E)	1,223,188	1,224,022

		4,595,204

Automobiles - 0.3%
CWGS Group LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.25% (C), 06/03/2028	194,025	193,001
Thor Industries, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.13% (C), 02/01/2026	588,695	587,959

		780,960

Biotechnology - 0.5%
Curium BidCo SARL Term Loan B, 3-Month LIBOR + 4.00%, 4.13% (C), 07/09/2026	1,491,769	1,489,904

	Principal	Value

LOAN ASSIGNMENTS (continued)
Building Products - 3.7%
Chamberlain Group, Inc. Term Loan B, TBD, 11/03/2028 (D) (E)	$ 1,250,000	$ 1,247,656
Cornerstone Building Brands, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (C), 04/12/2028	1,835,336	1,831,130
Janus International Group LLC Term Loan B1, 1-Month LIBOR + 3.25%, 4.25% (C), 02/12/2025	747,918	746,671
LBM Acquisition LLC
Delayed Draw Term Loan B2,
TBD, 12/17/2027 (D) (E)	250,000	246,328
Term Loan B2,
3-Month LIBOR + 3.75%, 3.88% (C), 12/17/2027 (E)	499,582	492,244
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.50%, 2.59% (C), 02/01/2027	868,687	860,156
Term Loan B1,
TBD, 02/21/2028 (D) (E)	350,000	348,688
Standard Industries, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 3.00% (C), 09/22/2028 (E)	1,312,500	1,310,859
Tamko Building Products LLC Term Loan B, 2-Month LIBOR + 3.00%, 3.09% - 3.13% (C), 06/01/2026	1,969,887	1,960,037
VT Topco, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 3.34% (C), 08/01/2025	667,370	660,904
Term Loan,
1-Month LIBOR + 3.75%, 4.50% (C), 08/01/2025	851,064	849,735

		10,554,408

Capital Markets - 2.9%
Blucora, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.00% (C), 05/22/2024	1,674,514	1,674,514
CRCI Longhorn Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.58% (C), 08/08/2025	1,246,787	1,231,825
Deerfield Dakota Holding LLC Term Loan B, 1-Month LIBOR + 3.75%, 4.75% (C), 04/09/2027	1,912,897	1,916,997
Illuminate Merger Sub Corp. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (C), 07/21/2028	1,000,000	995,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (C), 07/03/2024	$ 374,918	$ 373,668
RPI Intermediate Finance Trust Term Loan B1, 1-Month LIBOR + 1.75%, 1.84% (C), 02/11/2027	119,927	119,440
Tiger Acquisition LLC Term Loan, 3-Month LIBOR + 3.25%, 3.75% (C), 06/01/2028 (E)	1,971,313	1,957,935
Victory Capital Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 2.38% (C), 07/01/2026 (E)	6,171	6,143

		8,276,062

Chemicals - 0.7%
Hexion, Inc. Term Loan, 3-Month LIBOR + 3.50%, 3.64% (C), 07/01/2026	997,449	996,202
Tronox Finance LLC Term Loan B, 1-Month LIBOR + 2.25%, 3-Month LIBOR + 2.25%, 2.34% - 2.38% (C), 03/13/2028	405,385	401,837
VAC Germany Holdings GmbH Term Loan B, 3-Month LIBOR + 4.00%, 5.00% (C), 03/08/2025	614,878	587,209

		1,985,248

Commercial Services & Supplies - 6.3%
ADMI Corp.
Term Loan B2,
1-Month LIBOR + 3.13%, 3.63% (C), 12/23/2027	447,750	442,937
Term Loan B3,
1-Month LIBOR + 3.50%, 4.00% (C), 12/23/2027	1,000,000	999,062
APX Group, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (C), 07/10/2028	1,000,000	996,250
Asurion LLC
Term Loan B8,
1-Month LIBOR + 3.25%, 3.34% (C), 12/23/2026	645,125	638,136
Term Loan B9,
1-Month LIBOR + 3.25%, 3.34% (C), 07/31/2027	1,096,994	1,086,024
BIFM CA Buyer, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (C), 06/01/2026	1,495,634	1,482,547

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Creative Artists Agency LLC
Term Loan B,
1-Month LIBOR + 3.75%, 3.84% (C), 11/27/2026	$ 1,192,424	$ 1,185,717
Term Loan B1,
1-Month LIBOR + 4.25%, 5.25% (C), 11/27/2026	296,250	296,250
Ensemble RCM LLC Term Loan, 3-Month LIBOR + 3.75%, 3.88% (C), 08/03/2026	1,340,652	1,342,328
EWT Holdings III Corp. Term Loan, 1-Month LIBOR + 2.50%, 2.63% (C), 04/01/2028	399,000	395,841
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 3.50% (C), 05/30/2025	1,643,745	1,646,006
Harsco Corp. Term Loan, 1-Month LIBOR + 2.25%, 2.75% (C), 03/10/2028	498,750	496,880
Jadex, Inc. Term Loan, 1-Month LIBOR + 4.75%, 5.50% (C), 02/18/2028	1,743,744	1,726,306
Prime Security Services Borrower LLC Term Loan, 1-Month LIBOR + 2.75%, 3-Month LIBOR + 2.75%, 12-Month LIBOR + 2.75%, 2.87% - 3.50% (C), 09/23/2026	1,528,442	1,525,835
Spectrum Holdings III Corp. 1st Lien Term Loan, TBD, 01/31/2025 (D) (E)	1,000,000	972,500
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 4.75% (C), 03/04/2028	1,990,000	1,995,252
Technimark Holdings LLC Term Loan, 3-Month LIBOR + 3.75%, 4.25% (C), 06/30/2028	748,125	745,319

		17,973,190

Communications Equipment - 1.1%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (C), 04/06/2026	2,173,518	2,140,915
Securus Technologies Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.50%, 5.50% (C), 11/01/2024	961,737	917,057

		3,057,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Construction & Engineering - 3.3%
Artera Services LLC
1st Lien Term Loan,
3-Month LIBOR + 3.25%, 4.25% (C), 03/06/2025	$ 250,997	$ 249,036
Term Loan,
3-Month LIBOR + 3.50%, 4.50% (C), 03/06/2025	798,000	794,010
Centuri Group, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 3.00% (C), 08/27/2028	500,000	500,250
LRS Holdings LLC Term Loan B, 1-Month LIBOR + 4.25%, 4.75% (C), 08/13/2028 (E)	1,200,000	1,201,500
Osmose Utilities Services, Inc. Term Loan, 1-Month LIBOR + 3.25%, 3.75% (C), 06/23/2028	1,500,000	1,494,375
Pike Corp. Term Loan B, 1-Month LIBOR + 3.00%, 3.09% (C), 01/21/2028	1,615,614	1,612,787
Refficiency Holdings LLC Term Loan, 1-Month LIBOR + 4.00%, 4.75% (C), 12/16/2027	1,023,219	1,022,792
VM Consolidated, Inc. Term Loan B, 6-Month LIBOR + 3.25%, 3.38% (C), 03/19/2028	1,345,744	1,344,903
WIN Waste Innovations Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.25% (C), 03/24/2028	1,236,900	1,236,127

		9,455,780

Construction Materials - 0.8%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.00% (C), 10/25/2023	2,378,552	2,376,471

Containers & Packaging - 7.0%
Anchor Glass Container Corp. 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 3.75% (C), 12/07/2023	525,676	484,674
Ball Metalpack LLC 1st Lien Term Loan B, 3-Month LIBOR + 4.50%, 4.62% (C), 07/31/2025	693,897	692,740
Berlin Packaging LLC
1st Lien Term Loan B,
1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 4.25% (C), 03/11/2028	1,000,000	1,000,417
Term Loan B,
3-Month LIBOR + 3.25%, 3.75% (C), 03/05/2028	996,877	986,285

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Berry Global, Inc. Term Loan Z, 1-Month LIBOR + 1.75%, 1.84% (C), 07/01/2026	$ 223,401	$ 221,811
Canister International Group, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 4.84% (C), 12/21/2026	197,990	198,114
Flex Acquisition Co., Inc.
Term Loan,
3-Month LIBOR + 3.00%, 3.13% (C), 06/29/2025	674,030	668,507
3-Month LIBOR + 3.50%, 4.00% (C), 02/23/2028	1,079,853	1,076,478
Graham Packaging Co., Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.75% (C), 08/04/2027	1,980,893	1,975,715
Klockner-Pentaplast of America, Inc. Term Loan B, 6-Month LIBOR + 4.75%, 5.25% (C), 02/12/2026	597,000	592,896
LABL, Inc. 1st Lien Term Loan, TBD, 10/29/2028 (D) (E)	450,000	447,375
Liqui-Box Holdings, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 5.50% (C), 02/26/2027	246,875	224,656
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.25% (C), 11/30/2027	2,190,247	2,192,529
Plaze, Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.50% (C), 08/03/2026	248,125	247,505
Pregis TopCo Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 4.09% (C), 07/31/2026	1,367,096	1,368,805
Term Loan,
1-Month LIBOR + 4.00%, 4.50% (C), 07/31/2026	375,000	375,937
Pretium PKG Holdings, Inc. 1st Lien Term Loan, 6-Month LIBOR + 4.00%, 4.50% (C), 10/02/2028	250,000	250,521
Printpack Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 4.00% (C), 07/26/2023	597,393	594,780
Proampac PG Borrower LLC Term Loan, 3-Month LIBOR + 3.75%, 4.50% (C), 11/03/2025	1,494,994	1,494,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Reynolds Group Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (C), 09/20/2028	$ 250,000	$ 249,336
Tosca Services LLC Term Loan, 1-Month LIBOR + 3.50%, 4.25% (C), 08/18/2027	1,721,073	1,723,224
TricorBraun Holdings, Inc. Term Loan, 1-Month LIBOR + 3.25%, 3.75% (C), 03/03/2028	1,247,253	1,239,315
Trident TPI Holdings, Inc. Term Loan B1, 3-Month LIBOR + 3.00%, 4.00% (C), 10/17/2024	1,791,993	1,788,509

		20,095,123

Diversified Consumer Services - 1.6%
Mister Car Wash Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3.09% (C), 05/14/2026	797,178	794,313
Pre-Paid Legal Services, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 3.34% (C), 05/01/2025	700,000	695,975
Term Loan,
1-Month LIBOR + 4.00%, 4.75% (C), 05/01/2025	795,980	798,467
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.75% (C), 08/25/2024	746,991	748,041
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 2.84% (C), 05/18/2025	1,489,016	1,459,235

		4,496,031

Diversified Financial Services - 2.4%
AlixPartners LLP Term Loan B, 1-Month LIBOR + 2.75%, 3.25% (C), 02/04/2028	1,840,750	1,835,125
BCP Raptor II LLC 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 4.84% (C), 11/03/2025	429,962	429,962
Messer Industries GmbH Term Loan, 3-Month LIBOR + 2.50%, 2.63% (C), 03/01/2026	604,038	599,791
NAB Holdings LLC Repriced Term Loan, 3-Month LIBOR + 2.75%, 3.75% (C), 07/01/2024	1,544,456	1,543,684

	Principal	Value

LOAN ASSIGNMENTS (continued)
Diversified Financial Services (continued)
NBG Acquisition, Inc. Term Loan, 3-Month LIBOR + 5.50%, 6.50% (C), 04/26/2024	$ 459,871	$ 351,419
Primary Products Finance LLC Term Loan, TBD, 10/25/2028 (D) (E)	750,000	752,812
Russell Investments US Institutional Holdco, Inc. Term Loan, 6-Month LIBOR + 3.50%, 4.50% (C), 05/30/2025	1,489,765	1,493,799

		7,006,592

Diversified Telecommunication Services - 0.5%
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.34% (C), 03/15/2027	289,838	286,295
Global Tel*Link Corp. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 4.34% (C), 11/29/2025	575,653	549,748
Virgin Media Bristol LLC
Term Loan N,
1-Month LIBOR + 2.50%, 2.59% (C), 01/31/2028	225,000	222,719
Term Loan Q,
1-Month LIBOR + 3.25%, 3.34% (C), 01/31/2029	232,278	232,133

		1,290,895

Electrical Equipment - 0.5%
C&D Technologies, Inc. Term Loan B, 1-Month LIBOR + 5.75%, 5.84% (C), 12/20/2025	1,047,308	1,032,252
Electrical Components International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 4.35% (C), 06/26/2025	314,743	311,334

		1,343,586

Electronic Equipment, Instruments & Components - 0.7%
Badger Buyer Corp. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (C), 09/30/2024	432,423	422,153
Electro Rent Corp. 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 6.00% (C), 01/31/2024	1,568,962	1,572,230

		1,994,383

Equity Real Estate Investment Trusts - 0.1%
iStar, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 2.83% (C), 06/28/2023	415,609	414,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Food & Staples Retailing - 0.7%
BW Gas & Convenience Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (C), 03/17/2028	$ 748,125	$ 749,995
Chef’s Warehouse Leasing Co. LLC Term Loan, 1-Month LIBOR + 5.50%, 5.59% (C), 06/22/2025	178,502	178,502
Hostess Brands LLC Term Loan, 1-Month LIBOR + 2.25%, 2-Month LIBOR + 2.25%, 3-Month LIBOR + 2.25%, 3.00% (C), 08/03/2025	680,520	678,914
Quirch Foods Holdings LLC Term Loan, 1-Month LIBOR + 4.50%, 5.50% (C), 10/27/2027	500,000	500,625

		2,108,036

Food Products - 2.2%
8th Avenue Food & Provisions, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.75%, 3.84% (C), 10/01/2025	862,130	857,280
Term Loan,
1-Month LIBOR + 4.75%, 5.50% (C), 10/01/2025	500,000	497,500
B&G Foods, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 2.59% (C), 10/10/2026 (E)	1,680,300	1,683,101
C.J. Foods, Inc. Term Loan B, 1-Month LIBOR + 6.00%, 7.00% (C), 03/16/2027	148,121	146,640
Dessert Holdings, Inc. Term Loan, 3-Month LIBOR + 4.00%, 4.75% (C), 06/07/2028	421,053	420,526
Froneri International Ltd. Term Loan, 1-Month LIBOR + 2.25%, 2.34% (C), 01/29/2027	241,938	238,490
Monogram Food Solutions LLC Term Loan B, 1-Month LIBOR + 4.00%, 4.50% (C), 08/28/2028	750,000	750,469
Shearer’s Foods, Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.25% (C), 09/23/2027 (E)	1,465,264	1,462,618
WEI Sales LLC Term Loan B, 1-Month LIBOR + 3.00%, 3.09% (C), 03/31/2025	209,643	207,940

		6,264,564

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies - 2.3%
Agiliti Health, Inc.
Term Loan,
1-Month LIBOR + 2.75%, 2.88% (C), 01/04/2026	$ 644,408	$ 641,992
1-Month LIBOR + 2.75%, 3.50% (C), 01/04/2026	1,710,946	1,706,669
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.25% (C), 09/01/2024	541,710	541,371
Medline Industries, Inc. Term Loan B, TBD, 10/23/2028 (D) (E)	1,465,000	1,466,472
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.00%, 3.08% (C), 06/30/2025	2,046,015	2,044,595
YI LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.00% (C), 11/07/2024	221,974	217,534

		6,618,633

Health Care Providers & Services - 6.1%
AHP Health Partners, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (C), 08/04/2028	1,200,000	1,201,500
Heartland Dental LLC
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 3.59% (C), 04/30/2025	746,147	738,997
Term Loan,
1-Month LIBOR + 4.00%, 4.09% (C), 04/30/2025	498,750	497,191
ICON Luxembourg SARL Term Loan, 3-Month LIBOR + 2.50%, 3.00% (C), 07/03/2028	997,500	997,500
Midwest Physician Administrative Services LLC Term Loan, 3-Month LIBOR + 3.25%, 4.00% (C), 03/12/2028	1,741,873	1,732,892
Pacific Dental Services LLC Term Loan, 1-Month LIBOR + 3.50%, 4.00% (C), 05/05/2028	149,625	150,093
Pathway Vet Alliance LLC Term Loan, 1-Month LIBOR + 3.75%, 3.84% (C), 03/31/2027	1,402,881	1,394,814
Pearl Intermediate Parent LLC
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 2.84% (C), 02/14/2025	636,102	628,681
Term Loan,
1-Month LIBOR + 3.25%, 3.34% (C), 02/14/2025	997,429	985,792

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
PetVet Care Centers LLC Term Loan B3, 1-Month LIBOR + 3.50%, 4.25% (C), 02/14/2025	$ 197,481	$ 197,358
Quorum Health Corp. Term Loan, 3-Month LIBOR + 7.00%, 8.00% (C), 04/29/2025	1,474,877	1,474,877
Radnet Management, Inc. Term Loan, 3-Month LIBOR + 3.00%, Prime Rate + 2.00%, 3.75% - 5.25% (C), 04/21/2028 (E)	1,842,530	1,838,253
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (C), 11/16/2025	518,459	516,968
Sound Inpatient Physicians
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 2.84% (C), 06/27/2025	497,429	495,564
Term Loan B,
1-Month LIBOR + 3.00%, 3.50% (C), 06/27/2025	249,375	248,674
Southern Veterinary Partners LLC
Delayed Draw Term Loan,
6-Month LIBOR + 4.00%, 5.00% (C), 10/05/2027	30,227	30,284
Term Loan,
3-Month LIBOR + 4.00%, 5.00% (C), 10/05/2027	467,421	468,298
Surgery Center Holdings, Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.50% (C), 08/31/2026	1,493,708	1,496,612
Women’s Care Enterprises LLC Term Loan, 3-Month LIBOR + 4.50%, 5.25% (C), 01/15/2028	498,750	497,815
WP CityMD Bidco LLC Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (C), 08/13/2026	1,734,419	1,738,484

		17,330,647

Health Care Technology - 0.7%
Change Healthcare Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3-Month LIBOR + 2.50%, 3.50% (C), 03/01/2024	1,902,403	1,900,025

Hotels, Restaurants & Leisure - 5.0%
Caesars Resort Collection LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 2.84% (C), 12/23/2024	338,302	336,646

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
ClubCorp Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 2.88% (C), 09/18/2024	$ 1,446,917	$ 1,364,020
Everi Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.00% (C), 08/03/2028	1,572,006	1,568,732
Flynn Restaurant Group LP 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.59% (C), 06/27/2025	577,044	568,027
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month LIBOR + 3.00%, 3.50% (C), 08/02/2028	1,756,104	1,759,616
IRB Holding Corp.
Term Loan,
TBD, 12/15/2027 (D) (E)	1,000,000	999,792
Term Loan B,
3-Month LIBOR + 2.75%, 6-Month LIBOR + 2.75%, 3.75% (C), 02/05/2025	296,923	296,106
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.34% (C), 10/20/2025 (E)	1,840,565	1,785,922
Scientific Games International, Inc. Term Loan B5, 1-Month LIBOR + 2.75%, 2.84% (C), 08/14/2024 (E)	2,746,127	2,733,770
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3.50% (C), 08/25/2028	700,000	697,667
Twin River Worldwide Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 3.75% (C), 08/06/2028	1,000,000	999,000
United PF Holdings LLC
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 4.13% (C), 12/30/2026	1,073,797	1,041,583
Term Loan,
3-Month LIBOR + 8.50%, 9.50% (C), 12/30/2026	198,000	198,000

		14,348,881

Household Durables - 2.7%
ACProducts, Inc. Term Loan B, 3-Month LIBOR + 4.25%, 4.75% (C), 05/17/2028	1,162,088	1,157,407
American Residential Services LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (C), 10/15/2027	996,237	995,615

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Household Durables (continued)
Hoffmaster Group, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.00% (C), 11/21/2023	$ 471,176	$ 443,494
Instant Brands Holdings, Inc. Term Loan, 3-Month LIBOR + 5.00%, 5.75% (C), 04/12/2028	1,962,500	1,952,687
Libbey Glass, Inc. Term Loan, 3-Month LIBOR + 10.00%, 11.00% (C), 11/13/2025	660,348	680,159
Lifetime Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (C), 02/28/2025	1,117,848	1,116,451
SIWF Holdings, Inc. 1st Lien Term Loan, TBD, 06/15/2025 (D) (E)	1,000,000	1,000,000
Springs Windows Fashions LLC Term Loan B, 1-Month LIBOR + 4.00%, 4.75% (C), 10/06/2028	290,000	287,463

		7,633,276

Household Products - 2.0%
Conair Holdings LLC Term Loan B, 3-Month LIBOR + 3.75%, 4.25% (C), 05/17/2028	2,330,016	2,330,016
Diamond BV Term Loan B, 3-Month LIBOR + 3.00%, 3.50% (C), 09/29/2028	2,000,000	1,995,000
Energizer Holdings, Inc. Term Loan, 1-Month LIBOR + 2.25%, 2.75% (C), 12/22/2027	248,125	247,271
Journey Personal Care Corp. Term Loan B, 3-Month LIBOR + 4.25%, 5.00% (C), 03/01/2028	698,250	694,759
Safety Products / JHC Acquisition Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.50%, 4.59% (C), 06/28/2026	430,557	410,105
Delayed Draw Term Loan,
1-Month LIBOR + 4.50%, 4.59% (C), 06/28/2026	23,274	22,169

		5,699,320

Independent Power & Renewable Electricity Producers - 0.3%
Calpine Construction Finance Co. LP Term Loan B, 1-Month LIBOR + 2.00%, 2.09% (C), 01/15/2025	945,313	934,235

	Principal	Value

LOAN ASSIGNMENTS (continued)
Industrial Conglomerates - 0.4%
Magenta Buyer LLC 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 5.75% (C), 07/27/2028	$ 1,270,000	$ 1,267,883

Insurance - 1.8%
Acrisure LLC
Term Loan B,
3-Month LIBOR + 3.50%, 3.63% (C), 02/15/2027 (E)	1,145,088	1,127,434
3-Month LIBOR + 3.75%, 4.25% (C), 02/15/2027	500,000	495,209
Alliant Holdings Intermediate LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (C), 05/09/2025 (E)	1,371,268	1,359,893
AmWINS Group, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 3.00% (C), 02/19/2028	997,489	990,234
Hub International Ltd. Term Loan B, 3-Month LIBOR + 2.75%, 2.85% - 2.87% (C), 04/25/2025	1,242,301	1,228,196

		5,200,966

IT Services - 1.9%
Banff Merger Sub, Inc. Term Loan, 3-Month LIBOR + 3.75%, 3.88% (C), 10/02/2025	250,000	248,239
Conduent Business Services LLC Term Loan B, 3-Month LIBOR + 4.25%, 4.75% (C), 10/16/2028	900,000	898,313
CoreLogic, Inc. Term Loan, 1-Month LIBOR + 3.50%, 4.00% (C), 06/02/2028	500,000	499,500
Flexential Intermediate Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.59% (C), 08/01/2024	374,204	358,924
Peraton Corp. Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (C), 02/01/2028	422,875	423,205
Rackspace Technology Global, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.50% (C), 02/15/2028	1,850,223	1,836,809
Tempo Acquisition LLC
Term Loan,
TBD, 11/02/2026 (D) (E)	1,000,000	1,002,000
1-Month LIBOR + 2.75%, 2.84% (C), 05/01/2024	28,936	28,912
Term Loan B,
1-Month LIBOR + 3.00%, 3.50% (C), 08/31/2028	250,000	250,104

		5,546,006

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Leisure Products - 1.7%
Bombardier Recreational Products, Inc. Term Loan, 1-Month LIBOR + 2.00%, 2.09% (C), 05/24/2027	$ 488,794	$ 481,811
Polaris Newco LLC Term Loan B, 3-Month LIBOR + 4.00%, 4.50% (C), 06/02/2028	1,500,000	1,503,375
SP PF Buyer LLC Term Loan, 3-Month LIBOR + 4.50%, 4.59% (C), 12/22/2025 (E)	1,666,258	1,613,493
SRAM LLC Term Loan B, 1-Month LIBOR + 2.75%, 3-Month LIBOR + 2.75%, 6-Month LIBOR + 2.75%, 3.25% (C), 05/18/2028	1,176,136	1,173,686

		4,772,365

Life Sciences Tools & Services - 0.7%
Parexel International Corp. 1st Lien Term Loan, TBD, 08/11/2028 (D) (E)	1,975,000	1,976,645

Machinery - 1.6%
Alliance Laundry Systems LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (C), 10/08/2027	975,757	977,848
Columbus McKinnon Corp. Term Loan B, 3-Month LIBOR + 2.75%, 3.25% (C), 05/14/2028	493,194	492,578
Filtration Group Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 3.09% (C), 03/29/2025 (E)	808,211	799,321
GrafTech Finance, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3.50% (C), 02/12/2025	110,336	110,359
Hillman Group, Inc.
Delayed Draw Term Loan,
1-Month LIBOR + 2.75%, 1.38% - 3.00% (C), 07/14/2028	18,497	18,445
Term Loan B1,
1-Month LIBOR + 2.75%, 3.25% (C), 07/14/2028	965,308	962,593
Ingersoll-Rand Services Co. Term Loan, 1-Month LIBOR + 1.75%, 1.84% (C), 03/01/2027	246,250	242,787
Madison IAQ LLC Term Loan, 6-Month LIBOR + 3.25%, 3.75% (C), 06/21/2028	498,750	497,781

	Principal	Value

LOAN ASSIGNMENTS (continued)
Machinery (continued)
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.75% (C), 03/20/2025	$ 547,615	$ 545,562

		4,647,274

Media - 7.2%
A-L Parent LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.25% (C), 12/01/2023	994,778	951,505
Arches Buyer, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (C), 12/06/2027	1,542,112	1,534,616
Block Communications, Inc. Term Loan, 3-Month LIBOR + 2.25%, 2.38% (C), 02/25/2027	147,750	147,258
Cogeco Financing 2 LP Term Loan B, 1-Month LIBOR + 2.50%, 3.00% (C), 09/01/2028	2,000,000	1,986,250
Coral-US Co-Borrower LLC Term Loan B6, 3-Month LIBOR + 3.00%, 3.14% (C), 10/15/2029 (E)	375,000	372,344
CSC Holdings LLC Term Loan B1, 1-Month LIBOR + 2.25%, 2.34% (C), 07/17/2025	493,540	481,613
Diamond Sports Group LLC Term Loan, 1-Month LIBOR + 3.25%, 3.34% (C), 08/24/2026	406,684	211,679
DirecTV Financing LLC Term Loan, 3-Month LIBOR + 5.00%, 5.75% (C), 07/22/2027	550,000	550,229
E.W. Scripps Co.
Term Loan B2,
1-Month LIBOR + 2.56%, 3.31% (C), 05/01/2026	193,030	192,427
Term Loan B3,
1-Month LIBOR + 3.00%, 3.75% (C), 01/07/2028	1,255,607	1,255,869
Gray Television, Inc. Term Loan D, TBD, 10/20/2028 (D) (E)	1,500,000	1,498,125
LCPR Loan Financing LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (C), 10/15/2028	855,000	855,712
Meredith Corp.
Term Loan B,
3-Month LIBOR + 4.25%, 5.25% (C), 01/31/2025	98,750	100,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media (continued)
Meredith Corp. (continued)
Term Loan B2,
1-Month LIBOR + 2.50%, 2.59% (C), 01/31/2025	$ 1,090,577	$ 1,088,873
MH Sub I LLC
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 3.59% (C), 09/13/2024	994,819	990,778
Term Loan,
1-Month LIBOR + 3.75%, 4.75% (C), 09/13/2024	544,488	545,509
Mission Broadcasting, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 2.58% (C), 05/26/2028	149,625	149,391
NAI Entertainment Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.50% (C), 05/08/2025	637,219	623,678
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 2.58% (C), 09/18/2026	799,054	797,627
Numericable Group SA Term Loan B11, 3-Month LIBOR + 2.75%, 2.88% (C), 07/31/2025	785,881	771,735
Sinclair Television Group, Inc. Term Loan B2B, 1-Month LIBOR + 2.50%, 2.59% (C), 09/30/2026	490,000	482,497
Terrier Media Buyer, Inc. Term Loan, 1-Month LIBOR + 3.50%, 3.59% (C), 12/17/2026	1,237,528	1,232,269
Univision Communications, Inc.
Term Loan B,
TBD, 05/05/2028 (D) (E)	150,000	149,775
Term Loan C5,
1-Month LIBOR + 2.75%, 3.75% (C), 03/15/2024	1,358,837	1,357,138
UPC Financing Partnership Term Loan AX, 1-Month LIBOR + 3.00%, 3.09% (C), 01/31/2029	1,582,015	1,574,545
Ziggo Financing Partnership Term Loan I, 1-Month LIBOR + 2.50%, 2.59% (C), 04/30/2028	769,000	760,229

		20,662,378

Multi-Utilities - 0.7%
Solenis Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 4.09% (C), 06/26/2025	1,983,265	1,981,405

	Principal	Value

LOAN ASSIGNMENTS (continued)
Multiline Retail - 0.1%
Highline Aftermarket Acquisition LLC Term Loan B, 3-Month LIBOR + 4.50%, 5.25% (C), 11/09/2027	$ 263,675	$ 264,224

Oil, Gas & Consumable Fuels - 0.7%
Citgo Petroleum Corp. Term Loan B, 3-Month LIBOR + 6.25%, 7.25% (C), 03/28/2024	748,082	748,643
EG America LLC Term Loan, 3-Month LIBOR + 4.00%, 4.13% (C), 02/07/2025	744,229	740,694
EG Group Ltd. Term Loan, 3-Month LIBOR + 4.25%, 4.75% (C), 03/31/2026	398,676	397,513
Phoenix Services International LLC Term Loan, 1-Month LIBOR + 3.75%, 4.75% (C), 03/01/2025	213,034	211,303
Prairie ECI Acquiror LP Term Loan B, 1-Month LIBOR + 4.75%, 4.84% (C), 03/11/2026	2,163	2,088

		2,100,241

Paper & Forest Products - 0.8%
Clearwater Paper Corp. Term Loan B, 1-Month LIBOR + 3.00%, 3.13% (C), 07/26/2026	355,513	354,623
Domtar Corp. Delayed Draw Term Loan, TBD, 09/20/2028 (D) (E)	129,032	127,097
Term Loan B, TBD, 09/20/2028 (D) (E)	270,968	266,903
Dunn Paper, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.25%, 6.25% (C), 08/26/2022	894,815	826,212
Pixelle Specialty Solutions LLC Term Loan B, 1-Month LIBOR + 6.50%, 7.50% (C), 10/31/2024	607,861	606,627

		2,181,462

Personal Products - 0.6%
KDC/ONE Development Corp., Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (C), 12/22/2025	1,471,836	1,453,438
Kronos Acquisition Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.25% (C), 12/22/2026	148,875	144,409
Prestige Brands, Inc. Term Loan B5, 1-Month LIBOR + 2.00%, 2.50% (C), 07/03/2028	150,000	149,859

		1,747,706

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Pharmaceuticals - 0.9%
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 3.63% (C), 05/04/2025	$ 474,839	$ 470,536
Bausch Health Cos., Inc. Term Loan B,
TBD, 06/02/2025 (D) (E)	850,000	847,919
1-Month LIBOR + 2.75%, 2.84% (C), 11/27/2025	647,611	645,992
Elanco Animal Health, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 1.83% (C), 08/01/2027	227,676	225,643
Organon & Co. Term Loan, 3-Month LIBOR + 3.00%, 3.50% (C), 06/02/2028	473,813	474,627

		2,664,717

Professional Services - 0.1%
Ankura Consulting Group LLC Term Loan, 1-Month LIBOR + 4.50%, 5.25% (C), 03/17/2028	249,375	249,998

Real Estate Management & Development - 1.8%
Brookfield WEC Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 3.25% (C), 08/01/2025	1,340,105	1,329,901
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.84% (C), 08/21/2025	956,834	949,459
RE/MAX International, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 3.00% (C), 07/21/2028	2,134,396	2,115,720
Redstone Holdco 2 LP Term Loan, 3-Month LIBOR + 4.75%, 5.50% (C), 04/27/2028	725,000	699,625

		5,094,705

Semiconductors & Semiconductor Equipment - 0.3%
MKS Instruments, Inc. Term Loan, TBD, 10/21/2028 (D) (E)	1,000,000	998,281

Software - 5.2%
Altium Packaging LLC Term Loan B, 1-Month LIBOR + 2.75%, 3.25% (C), 02/03/2028 (E)	1,298,500	1,288,437
AppLovin Corp. Term Loan B, TBD, 10/25/2028 (D) (E)	250,000	249,313
Ceridian HCM Holding, Inc. Term Loan B, 1-Week LIBOR + 2.50%, 2.57% (C), 04/30/2025	984,862	972,859

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Cornerstone OnDemand, Inc. Term Loan, 3-Month LIBOR + 3.75%, 4.25% (C), 10/16/2028	$ 750,000	$ 747,656
Epicor Software Corp. Term Loan, 1-Month LIBOR + 3.25%, 4.00% (C), 07/30/2027	1,242,475	1,241,180
Helios Software Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 3.92% (C), 03/11/2028	455,714	453,664
LogMeIn, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 4.83% (C), 08/31/2027	1,319,427	1,317,158
MA FinanceCo. LLC Term Loan B3, 1-Month LIBOR + 2.75%, 2.84% (C), 06/21/2024	54,687	54,089
Mitchell International, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 4.25% (C), 10/15/2028	1,075,000	1,064,442
NCR Corp. Term Loan, 3-Month LIBOR + 2.50%, 2.63% (C), 08/28/2026	891,000	873,180
Quest Software US Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 4.38% (C), 05/16/2025	1,391,813	1,390,073
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.75%, 2.84% (C), 06/21/2024	369,315	365,275
Sophia LP 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.25% (C), 10/07/2027	1,590,487	1,591,055
SS&C European Holdings SARL Term Loan B4, 1-Month LIBOR + 1.75%, 1.84% (C), 04/16/2025	316,564	313,147
SS&C Technologies, Inc. Term Loan B3, 1-Month LIBOR + 1.75%, 1.84% (C), 04/16/2025	416,607	412,110
Ultimate Software Group, Inc.
Term Loan,
3-Month LIBOR + 3.25%, 4.00% (C), 05/04/2026	1,145,365	1,147,226
Term Loan B,
1-Month LIBOR + 3.75%, 3.84% (C), 05/04/2026	1,339,647	1,341,657

		14,822,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Specialty Retail - 1.9%
Apro LLC Term Loan, 3-Month LIBOR + 3.75%, 4.50% (C), 11/14/2026	$ 1,246,244	$ 1,246,244
Great Outdoors Group LLC Term Loan B, 3-Month LIBOR + 4.25%, 5.00% (C), 03/06/2028	1,741,862	1,747,306
PetSmart, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (C), 02/11/2028	1,197,000	1,197,427
Rent-A-Center, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (C), 02/17/2028	248,750	249,217
Staples, Inc. Term Loan B2, 3-Month LIBOR + 4.50%, 4.63% (C), 09/12/2024	383,601	373,257
WOOF Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 4.50% (C), 12/21/2027	597,000	597,373

		5,410,824

Technology Hardware, Storage & Peripherals - 0.2%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 2.88% (C), 11/06/2023	495,438	486,768

Textiles, Apparel & Luxury Goods - 0.8%
Augusta Sportswear Group, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 5.50% (C), 10/26/2023	300,107	295,980
Kontoor Brands, Inc. Term Loan B, 1-Week LIBOR + 4.25%, 4.32% (C), 05/15/2026	799,250	797,252
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (C), 12/15/2024	1,183,185	1,166,916

		2,260,148

Transportation Infrastructure - 0.2%
First Student Bidco, Inc. Term Loan B, 2-Month LIBOR + 3.00%, 3.50% (C), 07/21/2028	365,196	362,610
Term Loan C, 3-Month LIBOR + 3.00%, 3.50% (C), 07/21/2028	134,804	133,849

		496,459

Total Loan Assignments (Cost $247,765,525)		247,212,426

	Shares	Value
COMMON STOCKS - 0.1%
Health Care Providers & Services - 0.0%
Valitas Holdings, Inc. (F) (G) (H)	21,887	$ 0

Household Durables - 0.1%
API Heat Transfer Intermediate Corp. (H)	889,572	1
LG Parent Holdco, Inc. (H)	30,405	134,290

		134,291

Software - 0.0% (I)
Avaya Holdings Corp. (J)	4	74

Textiles, Apparel & Luxury Goods - 0.0% (I)
Men’s Wearhouse, Inc. (H)	7,650	9,563

Total Common Stocks (Cost $375,455)		143,928

PREFERRED STOCKS - 0.1%
Household Durables - 0.1%
API Heat Transfer Intermediate Corp., 0.00% (F) (H)	189,500	0
LG Parent Holdco, Inc., 0.00% (H)	4,064	451,145

Total Preferred Stocks (Cost $372,397)		451,145

EXCHANGE-TRADED FUNDS - 1.7%
U.S. Fixed Income Funds - 1.7%
Invesco Senior Loan ETF	80,900	1,786,272
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	52,000	1,420,120
SPDR Blackstone Senior Loan ETF	38,200	1,753,380

Total Exchange-Traded Funds (Cost $4,924,092)		4,959,772

	Principal	Value
REPURCHASE AGREEMENT - 7.7%
Fixed Income Clearing Corp., 0.00% (K), dated 10/29/2021, to be repurchased at $22,075,738 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $22,517,300.	$22,075,738	22,075,738

Total Repurchase Agreement (Cost $22,075,738)		22,075,738

Total Investments (Cost $303,971,829)		303,216,446
Net Other Assets (Liabilities) - (5.9)%		(16,986,331)

Net Assets - 100.0%		$286,230,115

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$28,373,437	$—	$28,373,437
Loan Assignments	—	247,212,426	—	247,212,426
Common Stocks	74	143,854	0	143,928
Preferred Stocks	—	451,145	—	451,145
Exchange-Traded Funds	4,959,772	—	—	4,959,772
Repurchase Agreement	—	22,075,738	—	22,075,738

Total Investments	$4,959,846	$298,256,600	$0	$303,216,446

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $28,373,437, representing 9.9% of the Fund’s net assets.
(B)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Scientific Games International, Inc. 5.00%, 10/15/2025	02/26/2021 - 03/16/2021	$823,190	$823,632	0.3%

(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	All or a portion of the security represents unsettled loan commitments at October 31, 2021 where the rate will be determined at time of settlement.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Securities deemed worthless.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the total value of securities is $594,999, representing 0.2% of the Fund’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Non-income producing security.
(K)	Rate disclosed reflects the yield at October 31, 2021.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

Despite a resurgence in COVID-19 cases due to highly infectious variants sweeping across America, equity markets continued their strong performance throughout the period ended October 31, 2021. The rise in inflation was dismissed as ‘transitory’ in nature, prompting a rotation out of value stocks and back into growth, giving a boost to highly-valued information technology names as well as companies where sustained profitability is a long way off. Divergence seemed to be a consistent theme during the period; for example, inflation surprised to the upside, yet U.S. Treasury yields collapsed. The U.S.’s vaccination rollout led to the reopening of large parts of the economy yet concerns surrounding the Delta variant suppressed beneficiaries of the pandemic’s end. There was a notable uptick in volatility toward the end of the period ended October 31, 2021, as multiple headwinds such as the Delta variant, supply chain issues, U.S. debt levels and continued inflation reawakened fears in the market. Parts of ‘value’ also outperformed, as energy and financials led the market higher, while companies exhibiting lower economic cyclicality lagged.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Global Equity (Class A) returned 28.08%, excluding any sales charges. By comparison, its benchmark, the MSCl All Country World Index Net, returned 37.28%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the 12-month period ended October 31, 2021. While the rise in interest rates near period end was encouraging and provided a boost to our overweight in financials and cyclical stocks, offsetting this were idiosyncratic issues with some of our holdings. Health care was the largest detracting sector, as the market rotation into more economically cyclical stocks negatively impacted it, including many of our holdings. China e-commerce leader Alibaba Group Holding Ltd., ADR, (“Alibaba”) with shares negatively impacted by anti-trust concerns and news of postponement of affiliate Ant Financial’s initial public offering earlier in the period, and more recently on headlines around the regulation of many industries in China, was the largest detracting stock. We viewed the sell-off in Alibaba as overdone and with the stock selling at 15 times expected earnings as of period end, we considered the political and regulatory risk as already priced into the valuation.

Industrials was the largest contributing sector, led by Cie de Saint-Gobain, with the manufacturer of construction materials experiencing robust demand in the U.S. from housing and better pricing, particularly around roofing and flat glass, and seen as a beneficiary of infrastructure initiatives globally. Discover Financial Services, helped by benign credit losses, was the most significant contributor to relative performance during the period. North America was the largest detracting region during the period, while Asia/Pacific ex Japan was the largest contributing region due to our underweight.

David P. Harris, CFA

Michael Seo, CFA

Co-Portfolio Managers

Rockefeller & Co. LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Other Investment Company	3.4
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	21.00%	10.37%	7.81%	03/01/2006
Class A (NAV)	28.08%	11.63%	8.43%	03/01/2006
MSCI All Country World Index Net (A)	37.28%	14.72%	11.32%
MSCI World Index ex-U.S. (B) (C)	36.25%	10.50%	7.72%
Class C (POP)	26.11%	10.78%	7.61%	03/01/2006
Class C (NAV)	27.11%	10.78%	7.61%	03/01/2006
Class I (NAV)	28.43%	11.91%	8.74%	11/30/2009
Class R6 (NAV)	28.60%	12.01%	8.61%	05/29/2015

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(C) Effective August 10, 2021, the MSCI World Index ex-U.S. Index was removed as the Fund’s secondary benchmark.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2021

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 99.5%
Bermuda - 1.4%
Arch Capital Group Ltd. (A)	33,050	$1,382,151

China - 2.8%
Alibaba Group Holding Ltd., ADR (A)	8,734	1,440,586
Tencent Holdings Ltd.	21,700	1,341,520

		2,782,106

Denmark - 0.6%
Vestas Wind Systems A/S	15,074	651,918

France - 4.5%
Air Liquide SA	5,646	941,422
Cie de Saint-Gobain	27,037	1,861,534
Schneider Electric SE	10,158	1,748,480

		4,551,436

Germany - 6.7%
Continental AG (A)	10,442	1,225,443
Deutsche Post AG	32,001	1,979,873
HeidelbergCement AG	24,135	1,817,410
Vonovia SE	27,630	1,675,587

		6,698,313

India - 2.1%
ICICI Bank Ltd., ADR	99,966	2,114,281

Ireland - 1.3%
Medtronic PLC	10,458	1,253,496

Italy - 2.0%
Enel SpA	236,781	1,980,629

Japan - 7.7%
Denso Corp.	19,500	1,406,874
Hitachi Ltd.	26,000	1,495,100
Nintendo Co. Ltd.	2,700	1,189,208
Panasonic Corp.	121,000	1,478,329
Sony Group Corp.	18,200	2,098,250

		7,667,761

Netherlands - 1.4%
Koninklijke Philips NV	29,207	1,375,010

Republic of Korea - 5.2%
E-MART, Inc.	3,672	527,916
KB Financial Group, Inc.	25,031	1,212,404
LG Corp.	11,149	870,129
Samsung Electronics Co. Ltd.	42,719	2,551,697

		5,162,146

Singapore - 1.8%
CapitaLand Integrated Commercial Trust, REIT	508,300	810,416
Oversea-Chinese Banking Corp. Ltd.	116,900	1,022,929

		1,833,345

Sweden - 4.2%
Svenska Handelsbanken AB, A Shares (B)	154,685	1,771,276
Swedbank AB, A Shares (B)	70,960	1,538,844
Tele2 AB, B Shares	66,570	939,096

		4,249,216

Switzerland - 3.3%
Roche Holding AG	4,561	1,763,676
TE Connectivity Ltd.	10,261	1,498,106

		3,261,782

	Shares	Value
COMMON STOCKS (continued)
Thailand - 0.6%
Airports of Thailand PCL	331,200	$ 643,785

United Kingdom - 5.4%
Lloyds Banking Group PLC	2,793,554	1,919,971
RELX PLC	38,627	1,196,819
Willis Towers Watson PLC	9,262	2,243,997

		5,360,787

United States - 48.5%
Alnylam Pharmaceuticals, Inc. (A)	3,711	592,127
Amazon.com, Inc. (A)	308	1,038,708
Apple, Inc.	13,250	1,984,850
Applied Materials, Inc.	14,804	2,022,967
Becton Dickinson & Co.	7,371	1,766,018
BioMarin Pharmaceutical, Inc. (A)	12,163	963,674
Bridgebio Pharma, Inc. (A)	10,135	500,466
Carrier Global Corp.	31,975	1,670,054
Centene Corp. (A)	19,615	1,397,373
Deere & Co.	5,705	1,952,879
Discover Financial Services	25,768	2,920,030
Elanco Animal Health, Inc. (A)	31,701	1,042,329
Eli Lilly & Co.	7,320	1,864,843
Fidelity National Information Services, Inc.	13,154	1,456,674
First Horizon Corp.	91,577	1,554,062
First Solar, Inc. (A)	7,431	888,673
Globe Life, Inc.	18,143	1,615,090
II-VI, Inc. (A) (B)	14,602	883,567
Ionis Pharmaceuticals, Inc. (A)	15,362	489,587
Keysight Technologies, Inc. (A)	6,003	1,080,660
Kohl’s Corp.	12,940	627,978
Martin Marietta Materials, Inc.	3,524	1,384,368
Medical Properties Trust, Inc., REIT	24,344	519,258
Meta Platforms, Inc., Class A (A)	11,315	3,661,195
Microsoft Corp.	18,439	6,114,741
New Relic, Inc. (A)	9,027	732,631
OneMain Holdings, Inc.	13,307	702,743
Ralph Lauren Corp.	8,770	1,115,281
Reinsurance Group of America, Inc.	21,217	2,505,303
United Rentals, Inc. (A)	2,891	1,096,007
Visa, Inc., Class A	6,522	1,381,164
WEX, Inc. (A)	7,309	1,094,157

		48,619,457

Total Common Stocks (Cost $71,745,155)		99,587,619

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	3,449,322	3,449,322

Total Other Investment Company (Cost $3,449,322)		3,449,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $211,553 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $215,789.	$211,553	$ 211,553

Total Repurchase Agreement (Cost $211,553)		211,553

Total Investments (Cost $75,406,030)		103,248,494
Net Other Assets (Liabilities) - (3.1)%		(3,077,859)

Net Assets - 100.0%		$100,170,635

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.8%	$11,133,767
Insurance	7.5	7,746,541
Software	6.6	6,847,372
Interactive Media & Services	4.8	5,002,715
Pharmaceuticals	4.5	4,670,848
Technology Hardware, Storage & Peripherals	4.4	4,536,547
Health Care Equipment & Supplies	4.3	4,394,524
IT Services	3.8	3,931,995
Consumer Finance	3.5	3,622,773
Household Durables	3.5	3,576,579
Building Products	3.4	3,531,588
Electronic Equipment, Instruments & Components	3.4	3,462,333
Construction Materials	3.1	3,201,778
Semiconductors & Semiconductor Equipment	2.8	2,911,640
Auto Components	2.5	2,632,317
Biotechnology	2.5	2,545,854
Internet & Direct Marketing Retail	2.4	2,479,294
Electrical Equipment	2.3	2,400,398
Industrial Conglomerates	2.3	2,365,229
Electric Utilities	1.9	1,980,629
Air Freight & Logistics	1.9	1,979,873
Machinery	1.9	1,952,879
Real Estate Management & Development	1.6	1,675,587
Health Care Providers & Services	1.4	1,397,373
Equity Real Estate Investment Trusts	1.3	1,329,674
Professional Services	1.2	1,196,819
Entertainment	1.2	1,189,208
Textiles, Apparel & Luxury Goods	1.1	1,115,281
Trading Companies & Distributors	1.1	1,096,007
Chemicals	0.9	941,422
Wireless Telecommunication Services	0.9	939,096
Transportation Infrastructure	0.6	643,785
Multiline Retail	0.6	627,978
Food & Staples Retailing	0.5	527,916

Investments	96.5	99,587,619
Short-Term Investments	3.5	3,660,875

Total Investments	100.0%	$103,248,494

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$58,552,074	$41,035,545	$—	$99,587,619
Other Investment Company	3,449,322	—	—	3,449,322
Repurchase Agreement	—	211,553	—	211,553

Total Investments	$62,001,396	$41,247,098	$—	$103,248,494

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,082,875, collateralized by cash collateral of $3,449,322 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $820,287. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Government Money Market

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	43.0%
Short-Term U.S. Government Obligations	21.7
Short-Term U.S. Government Agency Obligations	17.7
U.S. Government Agency Obligations	16.6
U.S. Government Obligations	1.8
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	0.21
Duration †	0.10

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Transamerica Funds	Annual Report 2021

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.6%
Federal Farm Credit Banks Funding Corp.
1-Month LIBOR + 0.01%, 0.09% (A), 12/28/2021	$3,115,000	$3,114,960
SOFR + 0.09%, 0.14% (A), 10/07/2022	5,245,000	5,245,000
SOFR + 0.10%, 0.15% (A), 09/02/2022	2,305,000	2,305,000
3-Month Treasury Money Market Yield + 0.12%, 0.18% (A), 05/02/2022	1,885,000	1,884,943
1-Month LIBOR + 0.11%, 0.19% (A), 11/12/2021	1,560,000	1,560,000
3-Month Treasury Money Market Yield + 0.15%, 0.21% (A), 12/13/2021	3,625,000	3,624,585
SOFR + 0.18%, 0.23% (A), 01/14/2022	5,805,000	5,805,000
SOFR + 0.19%, 0.24% (A), 11/18/2021 - 07/14/2022	6,770,000	6,770,000
FFR + 0.18%, 0.26% (A), 07/20/2022	14,420,000	14,418,979
3-Month Treasury Money Market Yield + 0.28%, 0.34% (A), 02/08/2022	7,000,000	7,000,000
Federal Home Loan Banks
SOFR + 0.01%, 0.06% (A), 09/06/2022	3,175,000	3,175,000
SOFR + 0.02%, 0.07% (A), 12/16/2022	6,350,000	6,350,000
SOFR + 0.07%, 0.12% (A), 04/28/2022	2,370,000	2,370,000
SOFR + 0.12%, 0.17% (A), 02/28/2022	7,995,000	7,995,000
Federal Home Loan Mortgage Corp.
0.13%, 07/25/2022	2,435,000	2,435,784
SOFR + 0.18%, 0.23% (A), 12/13/2021	6,785,000	6,785,000
Federal National Mortgage Association
SOFR + 0.35%, 0.40% (A), 04/07/2022	7,075,000	7,075,000
SOFR + 0.39%, 0.44% (A), 04/15/2022	7,860,000	7,860,000

Total U.S. Government Agency Obligations (Cost $95,774,251)		95,774,251

U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Treasury - 1.8%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.03%, 0.08% (A), 07/31/2023	8,000,000	8,000,424
3-Month Treasury Money Market Yield + 0.06%, 0.11% (A), 07/31/2022	254,100	254,100
U.S. Treasury Note
0.13%, 06/30/2022	455,000	455,163
1.75%, 05/15/2022 - 06/15/2022	775,000	782,123
2.13%, 05/15/2022	1,025,000	1,036,246

Total U.S. Government Obligations (Cost $10,528,056)		10,528,056

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.7%
Federal Farm Credit Banks Funding Corp. 0.07% (B), 08/10/2022	$ 7,510,000	$ 7,509,711
Federal Farm Credit Discount Notes
0.05% (B), 12/28/2021 - 04/19/2022	12,755,000	12,752,842
0.06% (B), 06/21/2022	2,465,000	2,464,047
0.08% (B), 11/16/2021	9,970,000	9,969,668
0.11% (B), 11/01/2021	1,270,000	1,270,000
Federal Home Loan Bank Discount Notes
0.04% (B), 12/06/2021 - 04/01/2022	20,290,000	20,287,528
0.05% (B), 11/05/2021 - 03/11/2022	5,210,000	5,209,580
0.06% (B), 04/22/2022	5,875,000	5,873,428
Federal Home Loan Banks
0.04% (B), 01/12/2022 - 02/01/2022	9,990,000	9,989,753
0.05% (B), 11/12/2021 - 02/07/2022	23,665,000	23,664,963
0.06% (B), 05/23/2022	2,470,000	2,469,924
SOFR + 0.01%, 0.06% (A), 03/28/2022 - 03/30/2022	1,205,000	1,205,000

Total Short-Term U.S. Government Agency Obligations (Cost $102,666,444)		102,666,444

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 21.7%
U.S. Cash Management Bill 0.05% (B), 02/01/2022	60,000,000	59,992,333
U.S. Treasury Bill
0.06% (B), 11/26/2021 - 02/03/2022	53,193,500	53,189,738
0.08% (B), 09/08/2022	2,451,600	2,450,012
0.09% (B), 12/16/2021	10,000,000	9,998,875

Total Short-Term U.S. Government Obligations (Cost $125,630,958)		125,630,958

REPURCHASE AGREEMENTS - 43.0%
Barclays Capital, Inc., 0.05% (B), dated 10/29/2021, to be repurchased at $43,000,179 on 11/01/2021. Collateralized by U.S. Government Obligations, 2.00% - 2.88%, due 11/15/2021 - 10/31/2022, and with a total value of $43,860,036.	43,000,000	43,000,000
BNP Paribas SA, 0.05% (B), dated 10/29/2021, to be repurchased at $35,000,146 on 11/01/2021. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 7.50%, due 07/31/2022 - 10/20/2051, and with a total value of $35,700,026.	35,000,000	35,000,000
Citigroup Global Markets, Inc., 0.05% (B), dated 10/29/2021, to be repurchased at $25,000,104 on 11/01/2021. Collateralized by U.S. Government Obligations, 1.63% - 5.25%, due 02/15/2029 - 11/15/2029, and with a total value of $25,500,074.	25,000,000	25,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $270,362 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $275,864.

	$ 270,362	$ 270,362
Goldman Sachs & Co., 0.05% (B), dated 10/29/2021, to be repurchased at $30,000,125 on 11/01/2021. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 4.00%, due 08/15/2027 - 12/20/2050, and with a total value of $30,600,000.	30,000,000	30,000,000
JPMorgan Chase & Co., 0.05% (B), dated 10/29/2021, to be repurchased at $30,000,125 on 11/01/2021. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.11% - 7.00%, due 05/31/2022 - 10/20/2051, and with a total value of $30,600,007.	30,000,000	30,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Merrill Lynch & Co., Inc., 0.05% (B), dated 10/29/2021, to be repurchased at $40,000,167 on 11/01/2021. Collateralized by U.S. Government Obligations, 0.13% - 1.63%, due 12/31/2021 - 02/15/2023, and with a total value of $40,800,092.

	$ 40,000,000	$ 40,000,000
Toronto-Dominion Bank, 0.05% (B), dated 10/29/2021, to be repurchased at $45,000,188 on 11/01/2021. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 2.00% - 4.50%, due 01/31/2023 - 12/20/2041, and with a total value of $45,900,075.	45,000,000	45,000,000

Total Repurchase Agreements (Cost $248,270,362)		248,270,362

Total Investments (Cost $582,870,071)		582,870,071
Net Other Assets (Liabilities) - (0.8)%		(4,874,532)

Net Assets - 100.0%		$577,995,539

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$95,774,251	$—	$95,774,251
U.S. Government Obligations	—	10,528,056	—	10,528,056
Short-Term U.S. Government Agency Obligations	—	102,666,444	—	102,666,444
Short-Term U.S. Government Obligations	—	125,630,958	—	125,630,958
Repurchase Agreements	—	248,270,362	—	248,270,362

Total Investments	$—	$582,870,071	$—	$582,870,071

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

FFR	Federal Funds Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2021, was most impacted by the path of COVID-19 vaccinations around the world, the corresponding uptick in economic activity and the increasing concern about inflation. The path of credit spreads over the fiscal year was largely reflective of increased vaccination rates, which allowed economic activity to resume worldwide, except where supply-chain snags held up production or delivery of goods and services. Accordingly spreads moved tighter for much of the fiscal year, sometimes interrupted by concerns of another wave of COVID-19 cases in parts of the world and/or the Delta variant of the virus, which appears to be much more contagious and potentially resistant to vaccines. Spreads were tighter for all spread sectors – corporate credit, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), with corporate and CMBS spreads leading the way.

Early in calendar 2021, however, concerns about the massive stimulus put into place in 2020 and the supply chain issues mentioned above combined to heighten inflation fears and push up interest rates. Over the fiscal year, the U.S. yield curve saw dramatic yield increases from 2-years out the long end of the curve. The 5-year and 7-year rates in the belly of the curve saw the largest moves, but there were also increases at all other points across the curve (from 2-years out). The U.S. Federal Reserve (“Fed”) has recently announced it would taper its purchases of U.S. Treasury notes/bonds and of Agency-backed RMBS. The market has a keen eye on language from the Fed that points to a change in the Fed Funds Target rate, which many now believe will come in the latter half of 2022.

PERFORMANCE

For the year ended October 31, 2021, Transamerica High Quality Bond (Class R4) returned 0.74%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 0.02%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index over the 12-month period ended October 31, 2021. The Fund uses relative value analysis to select high quality fixed income assets, and to tactically adjust portfolio weightings in an effort to outperform its benchmark.

Throughout fiscal year, the Fund generally targeted a neutral average duration stance relative to the benchmark. During the fiscal year ended October 31, 2021, the Fund’s allocation to CMBS and RMBS modestly decreased, while its allocation to corporates increased markedly, funded almost entirely by the decrease in ABS holdings. The cash and U.S. Treasury holdings were little changed but slightly higher year-over-year.

Given strong spread performance across sectors, the Fund’s overweights to each spread sector contributed the most to excess returns. CMBS contributed most to positive relative returns, in both sector allocation and security selection effects, followed by corporate credit and then ABS. Curve positioning detracted modestly from performance during the fiscal year, as exposure to the 3-year to 5-year out of index exposures suffered from the inflation-driven jump in interest rates.

Peter S. Kaplan, CFA

Adam Ware, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Managers

Merganser Capital Management LLC

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	46.8%
Asset-Backed Securities	32.6
Mortgage-Backed Securities	10.1
U.S. Government Agency Obligations	5.8
U.S. Government Obligation	3.2
Other Investment Company	0.5
Net Other Assets (Liabilities)	1.0
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.12
Duration †	1.64

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	9.0%
AAA	16.3
AA	5.2
A	24.3
BBB	39.9
BB	1.7
Not Rated	2.6
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	1.03%	N/A	2.28%	04/21/2017
Class R (NAV)	0.51%	N/A	1.78%	04/21/2017
Class R4 (NAV)	0.74%	1.93%	1.50%	09/11/2000
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	0.02%	1.86%	1.46%

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 32.6%
American Express Credit Account Master Trust Series 2017-7, Class B, 2.54%, 05/15/2025	$1,000,000	$1,019,565
AmeriCredit Automobile Receivables Trust
Series 2018-1, Class D,
3.82%, 03/18/2024	3,000,000	3,088,468
Series 2018-2, Class D,
4.01%, 07/18/2024	3,000,000	3,099,653
Avis Budget Rental Car Funding AESOP LLC
Series 2016-2A, Class A,
2.72%, 11/20/2022 (A)	83,333	83,425
Series 2018-2A, Class A,
4.00%, 03/20/2025 (A)	1,425,000	1,514,500
CarMax Auto Owner Trust
Series 2018-1, Class C,
2.95%, 11/15/2023	2,485,000	2,506,613
Series 2019-1, Class B,
3.45%, 11/15/2024	920,000	951,070
CLI Funding VIII LLC Series 2021-1A, Class A, 1.64%, 02/18/2046 (A)	1,563,692	1,532,671
CNH Equipment Trust
Series 2017-C, Class B,
2.54%, 05/15/2025	1,140,000	1,143,227
Series 2018-A, Class B,
3.47%, 10/15/2025	1,700,000	1,719,236
Series 2019-C, Class B,
2.35%, 04/15/2027	1,730,000	1,778,721
Dell Equipment Finance Trust
Series 2018-2, Class C,
3.72%, 10/22/2023 (A)	409,600	410,839
Series 2019-1, Class C,
3.14%, 03/22/2024 (A)	1,045,000	1,050,343
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II,
4.47%, 10/25/2045 (A)	1,235,000	1,278,420
Series 2018-1A, Class A2I,
4.12%, 07/25/2048 (A)	776,000	797,723
Evergreen Credit Card Trust Series 2019-2, Class B, 2.27%, 09/15/2024 (A)	625,000	633,866
FirstKey Homes Trust Series 2020-SFR2, Class D, 1.97%, 10/19/2037 (A)	2,000,000	1,967,474
Ford Credit Auto Lease Trust Series 2021-A, Class C, 0.78%, 09/15/2025	1,725,000	1,716,771
Ford Credit Auto Owner Trust
Series 2017-1, Class C,
3.01%, 08/15/2028 (A)	2,000,000	2,013,996
Series 2019-C, Class B,
2.13%, 05/15/2025	2,130,000	2,173,442
GM Financial Consumer Automobile Receivables Trust
Series 2018-2, Class C,
3.31%, 12/18/2023	2,100,000	2,120,640

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GM Financial Consumer Automobile Receivables Trust (continued)
Series 2018-3, Class C,
3.45%, 02/16/2024	$ 1,000,000	$ 1,014,662
Series 2019-1, Class C,
3.52%, 09/16/2024	2,790,000	2,857,526
GMF Floorplan Owner Revolving Trust Series 2020-1, Class B, 1.03%, 08/15/2025 (A)	715,000	716,994
Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	431,830	447,133
Hyundai Auto Receivables Trust Series 2021-A, Class C, 1.33%, 11/15/2027	1,350,000	1,336,455
Master Credit Card Trust II Series 2018-1A, Class C, 3.74%, 07/21/2024 (A)	675,000	695,056
MVW LLC Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	798,473	807,265
MVW Owner Trust
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	138,876	140,002
Series 2017-1A, Class A,
2.42%, 12/20/2034 (A)	301,494	305,958
PFS Financing Corp. Series 2021-A, Class A, 0.71%, 04/15/2026 (A)	900,000	892,183
Progress Residential Trust
Series 2019-SFR3, Class D,
2.87%, 09/17/2036 (A)	1,000,000	1,004,356
Series 2020-SFR3, Class D,
1.90%, 10/17/2027 (A)	1,355,000	1,327,752
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (A)	128,970	129,379
Sierra Timeshare Receivables Funding LLC Series 2018-2A, Class A, 3.50%, 06/20/2035 (A)	262,378	269,862
Synchrony Credit Card Master Note Trust Series 2017-2, Class C, 3.01%, 10/15/2025	640,000	654,349
Verizon Master Trust Series 2021-1, Class C, 0.89%, 05/20/2027	950,000	943,115
Verizon Owner Trust
Series 2019-A, Class C,
3.22%, 09/20/2023	725,000	739,272
Series 2019-B, Class C,
2.60%, 12/20/2023	1,535,000	1,565,235
Series 2020-A, Class C,
2.06%, 07/22/2024	450,000	458,526
Series 2020-B, Class C,
0.83%, 02/20/2025	1,000,000	997,872
Volvo Financial Equipment LLC Series 2019-1A, Class B, 3.26%, 01/16/2024 (A)	660,000	675,133

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	$ 477,674	$ 477,475
World Omni Auto Receivables Trust
Series 2018-A, Class B,
2.89%, 04/15/2025	1,500,000	1,517,203
Series 2019-B, Class B,
2.86%, 06/16/2025	625,000	640,415
World Omni Select Auto Trust
Series 2018-1A, Class C,
3.86%, 01/15/2025 (A)	371,557	372,474
Series 2021-A, Class C,
1.09%, 11/15/2027	1,515,000	1,497,157

Total Asset-Backed Securities (Cost $54,521,945)		55,083,472

CORPORATE DEBT SECURITIES - 46.8%
Airlines - 0.9%
United Airlines Pass-Through Trust 4.63%, 03/03/2024	1,547,479	1,583,982

Banks - 9.6%
Bank of America Corp. Fixed until 01/20/2022, 3.12% (B), 01/20/2023	2,450,000	2,464,228
Barclays PLC 3-Month LIBOR + 1.38%, 1.50% (B), 05/16/2024	2,000,000	2,031,315
BBVA USA 2.50%, 08/27/2024	2,170,000	2,257,685
BNP Paribas SA Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	1,600,000	1,628,828
Citigroup, Inc. 4.05%, 07/30/2022	2,925,000	3,002,351
Credit Suisse AG 1.00%, 05/05/2023	1,095,000	1,100,732
JPMorgan Chase & Co. Fixed until 06/23/2024, 0.97% (B), 06/23/2025	1,260,000	1,252,733
Sumitomo Mitsui Trust Bank Ltd. 0.80%, 09/12/2023 (A)	1,075,000	1,076,347
Wells Fargo & Co. Fixed until 04/30/2025, 2.19% (B), 04/30/2026	1,470,000	1,502,273

		16,316,492

Biotechnology - 1.3%
AbbVie, Inc. 2.30%, 11/21/2022	930,000	946,123
Gilead Sciences, Inc. 3-Month LIBOR + 0.52%, 0.65% (B), 09/29/2023	1,202,000	1,202,049

		2,148,172

Capital Markets - 5.3%
Ameriprise Financial, Inc. 3.00%, 04/02/2025	1,579,000	1,665,305
Charles Schwab Corp.
SOFR + 0.52%, 0.57% (B), 05/13/2026 (C)	450,000	452,290

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Charles Schwab Corp. (continued)
1.15%, 05/13/2026	$ 685,000	$ 679,354
Goldman Sachs Group, Inc. Fixed until 07/24/2022, 2.91% (B), 07/24/2023	3,500,000	3,555,627
Morgan Stanley 4.88%, 11/01/2022	2,500,000	2,605,941

		8,958,517

Consumer Finance - 3.3%
Capital One Financial Corp. 3.50%, 06/15/2023	965,000	1,007,327
Ford Motor Credit Co. LLC 3.34%, 03/28/2022	1,351,000	1,358,701
General Motors Financial Co., Inc. SOFR + 1.20%, 1.25% (B), 11/17/2023	1,760,000	1,787,175
Hyundai Capital America 3.95%, 02/01/2022 (A)	800,000	806,574
Volkswagen Group of America Finance LLC 0.88%, 11/22/2023 (A)	635,000	634,551

		5,594,328

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.65%, 10/29/2024	1,250,000	1,251,365

Diversified Telecommunication Services - 1.1%
AT&T, Inc. 3-Month LIBOR + 1.18%, 1.29% (B), 06/12/2024	1,770,000	1,805,631

Electric Utilities - 4.1%
Berkshire Hathaway Energy Co. 4.05%, 04/15/2025 (C)	1,500,000	1,636,343
Edison International 4.95%, 04/15/2025	1,526,000	1,672,988
Entergy Louisiana LLC 0.95%, 10/01/2024	810,000	805,928
Exelon Generation Co. LLC 3.25%, 06/01/2025	1,000,000	1,057,048
NextEra Energy Capital Holdings, Inc. 0.65%, 03/01/2023	1,250,000	1,251,474
RGS AEGCO Funding Corp. 9.82%, 12/07/2022	444,400	445,374

		6,869,155

Equity Real Estate Investment Trusts - 4.9%
American Tower Corp. 2.40%, 03/15/2025	965,000	994,142
Kimco Realty Corp. 4.45%, 01/15/2024	850,000	900,802
Office Properties Income Trust
4.00%, 07/15/2022	875,000	891,192
4.50%, 02/01/2025	950,000	1,010,431
Simon Property Group LP 3.50%, 09/01/2025 (C)	1,425,000	1,535,453
Ventas Realty LP 3.50%, 02/01/2025	805,000	856,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.75%, 09/17/2024 (A)	$ 1,340,000	$ 1,416,573
Welltower, Inc. 3.63%, 03/15/2024	650,000	689,450

		8,294,404

Food & Staples Retailing - 0.7%
7-Eleven, Inc. 0.80%, 02/10/2024 (A)	1,225,000	1,216,503

Gas Utilities - 0.4%
Atmos Energy Corp. 0.63%, 03/09/2023	705,000	704,691

Health Care Providers & Services - 0.2%
Cigna Corp. 3.50%, 06/15/2024	250,000	264,818

Household Durables - 1.4%
Panasonic Corp. 2.54%, 07/19/2022 (A)	2,400,000	2,429,733

Life Sciences Tools & Services - 0.9%
Illumina, Inc. 0.55%, 03/23/2023	995,000	992,084
Thermo Fisher Scientific, Inc. SOFR + 0.53%, 0.58% (B), 10/18/2024	515,000	515,768

		1,507,852

Machinery - 0.4%
Caterpillar Financial Services Corp. 0.65%, 07/07/2023	680,000	681,548

Media - 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	1,223,000	1,360,169

Multi-Utilities - 1.9%
Dominion Energy, Inc. 3-Month LIBOR + 0.53%, 0.65% (B), 09/15/2023	1,775,000	1,775,451
DTE Energy Co. 1.05%, 06/01/2025	1,425,000	1,407,349

		3,182,800

Oil, Gas & Consumable Fuels - 2.8%
Energy Transfer LP 4.50%, 04/15/2024	1,565,000	1,679,732
Phillips 66
3-Month LIBOR + 0.62%, 0.74% (B), 02/15/2024	1,500,000	1,500,323
3.70%, 04/06/2023	440,000	458,398
Williams Cos., Inc. 3.90%, 01/15/2025	990,000	1,064,092

		4,702,545

Pharmaceuticals - 0.9%
AstraZeneca PLC 3-Month LIBOR + 0.67%, 0.79% (B), 08/17/2023	1,562,000	1,576,161

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 1.9%
Norfolk Southern Corp. 5.59%, 05/17/2025	$ 1,432,000	$ 1,638,878
NTT Finance Corp. 0.58%, 03/01/2024 (A)	1,535,000	1,523,835

		3,162,713

Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. 7.50%, 08/15/2022	1,691,000	1,777,663
Intel Corp. 3.40%, 03/25/2025	1,580,000	1,693,305

		3,470,968

Software - 1.2%
Oracle Corp. 2.50%, 04/01/2025	1,155,000	1,197,812
VMware, Inc. 0.60%, 08/15/2023	765,000	763,427

		1,961,239

Total Corporate Debt Securities (Cost $78,907,619)		79,043,786

MORTGAGE-BACKED SECURITIES - 10.1%
BX Commercial Mortgage Trust
Series 2019-XL, Class F,
1-Month LIBOR + 2.00%, 2.09% (B), 10/15/2036 (A)	1,555,500	1,552,572
Series 2021-SOAR, Class D,
1-Month LIBOR + 1.40%, 1.49% (B), 06/15/2038 (A)	1,730,000	1,726,743
Series 2021-VOLT, Class C,
1-Month LIBOR + 1.10%, 1.19% (B), 09/15/2036 (A)	700,000	693,402
BX Trust Series 2021-LGCY, Class D, 1-Month LIBOR + 1.30%, 1.40% (B), 10/15/2023 (A)	1,700,000	1,684,040
CGDB Commercial Mortgage Trust Series 2019-MOB, Class D, 1-Month LIBOR + 1.65%, 1.74% (B), 11/15/2036 (A)	2,210,000	2,204,481
CHC Commercial Mortgage Trust Series 2019-CHC, Class D, 1-Month LIBOR + 2.05%, 2.14% (B), 06/15/2034 (A)	1,757,174	1,738,453
Citigroup Commercial Mortgage Trust Series 2019-SMRT, Class B, 4.38%, 01/10/2036 (A)	1,600,000	1,696,395
Cold Storage Trust Series 2020-ICE5, Class D, 1-Month LIBOR + 2.10%, 2.19% (B), 11/15/2037 (A)	1,474,486	1,473,600
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 1-Month LIBOR + 1.60%, 1.69% (B), 05/15/2036 (A)	1,810,000	1,811,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust Series 2018-BIOD, Class E, 1-Month LIBOR + 1.70%, 1.79% (B), 05/15/2035 (A)	$ 835,325	$ 833,997
Extended Stay America Trust Series 2021-ESH, Class C, 1-Month LIBOR + 1.70%, 1.79% (B), 07/15/2038 (A)	447,671	448,092
STWD Trust Series 2021-FLWR, Class D, 1-Month LIBOR + 1.38%, 1.47% (B), 07/15/2036 (A)	1,200,000	1,189,418

Total Mortgage-Backed Securities (Cost $17,120,713)		17,053,065

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.8%
Federal Home Loan Mortgage Corp.
2.00%, 08/01/2035	1,411,081	1,462,253
1-Year CMT + 2.04%, 2.16% (B), 06/01/2033	355,780	377,781
2.50%, 07/01/2035	1,522,106	1,602,832
4.50%, 09/01/2026	151,268	157,938
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K132, Class X1, 0.61% (B), 08/25/2031	17,700,000	798,713
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS
0.72% (B), 12/25/2030	4,795,898	278,838
0.93% (B), 09/25/2030	19,957,703	1,416,558
1.04% (B), 06/25/2031	7,598,969	662,346
1.43% (B), 05/25/2030	7,291,694	782,777
Federal National Mortgage Association, Interest Only STRIPS
0.04% (B), 11/25/2022	37,340,702	7,296
0.19% (B), 01/25/2022	6,020,056	2,510

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
4.57% (B), 02/20/2063	$ 16,559	$ 17,836
4.75% (B), 05/20/2062	15,684	16,804
5.75%, 12/15/2022	19,791	20,186
Seasoned Loans Structured Transaction Trust
1.75%, 09/25/2030	1,523,170	1,528,523
3.50%, 06/25/2028	645,558	671,989

Total U.S. Government Agency Obligations (Cost $9,933,657)		9,805,180

U.S. GOVERNMENT OBLIGATION - 3.2%
U.S. Treasury - 3.2%
U.S. Treasury Note 0.50%, 02/28/2026	5,565,000	5,423,049

Total U.S. Government Obligation (Cost $5,475,032)		5,423,049

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	902,623	902,623

Total Other Investment Company (Cost $902,623)		902,623

Total Investments (Cost $166,861,589)		167,311,175
Net Other Assets (Liabilities) - 1.0%		1,767,107

Net Assets - 100.0%		$169,078,282

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$55,083,472	$—	$55,083,472
Corporate Debt Securities	—	79,043,786	—	79,043,786
Mortgage-Backed Securities	—	17,053,065	—	17,053,065
U.S. Government Agency Obligations	—	9,805,180	—	9,805,180
U.S. Government Obligation	—	5,423,049	—	5,423,049
Other Investment Company	902,623	—	—	902,623

Total Investments	$902,623	$166,408,552	$—	$167,311,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $47,330,288, representing 28.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,498,517, collateralized by cash collateral of $902,623 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,647,970. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. While it wasn’t a straight line, there were enormous gains in both economic activity and risk asset returns since the pandemic lows.

This was mainly due to the very low starting point after a precipitous fall in both economic activity and risk asset returns due to the pandemic. Basically, the markets were discounting continued disaster, but as modern medicine and natural immunity continued to rise, so did the confidence in economic recovery and the markets. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

The recovery trade continued unfettered until the Delta variant emerged in late summer – a reminder that the virus was still in control. Unlike previous business cycles, monetary and fiscal policy could not solve the crisis directly. They could only address the symptoms in the economy. Only eradication of the virus/herd immunity was likely to solve this and return confidence and the markets back to full normalization. This relationship was directly illustrated by the rebound in economic activity and markets as the Delta variant began to fade in September – October 2021.

The 600-pound gorilla of macro discussions in 2021 has been inflation. The past year witnessed a sharp rise in inflation as rapidly recovering demand far outpaced the output from the supply chain. On the demand side, consumers were wary to engage in service activities (e.g., dining out, spectator events, etc.). Alternatively, they used some of their forgone service consumption to increase savings but also used a substantial amount to buy goods, often via online shopping. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends, while service consumption was -$292 billion or -3.4% lower than pre-pandemic.

This huge demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. Core personal consumption expenditures reached 6.1% year-over-year by the third quarter. It moderated in the fourth quarter to 4.5% year-over-year. How economic normalization plays out will ultimately determine the path of inflation as well. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well.

PERFORMANCE

For the year ended October 31, 2021, Transamerica High Yield Bond (Class A) returned 11.38%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 10.53%.

STRATEGY REVIEW

Outperformance was driven primarily by favorable allocation within credit-ratings baskets and security selection decisions. By rating categories, security selection within CCCs and below contributed the most. An underweight to higher-quality BB holdings and the modest off-benchmark exposure to investment grade credit also bolstered performance results. Conversely, the exposure in B-rated credit detracted primarily due to security selection; however this was more than offset by the positive effects from other rating categories. By sub-sector, the largest contributors included energy, transportation and insurance companies, mainly due to strong security selection. The largest detractors by sub-sector included banking, communications and consumer non-cyclicals.

With respect to positioning and themes, overweights during the fiscal year included a number of sub-sectors within financials, communications, and basic industry. Examples of overweights included banking, cable and satellite, metals, packaging, home construction and others. Examples of underweights included energy, retail, certain consumer cyclicals such as services and leisure, among others.

With respect to ratings allocation, the Fund maintained a relatively neutral position on average. The underweight to BB-rated credit continued and was largely offset by an allocation to investment grade credit. The Fund’s B-rated exposure was generally in-line with the benchmark. In terms of CCCs and below, the Fund was neutral to slightly underweight during the fiscal year. From a duration perspective, the Fund remained slightly shorter than the benchmark.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	94.2%
Other Investment Company	2.7
Repurchase Agreement	2.4
Loan Assignments	1.6
Common Stocks	1.2
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.90
Duration †	3.58

Credit Quality ‡	Percentage of Net Assets
AAA	2.4%
BBB	4.8
BB	47.2
B	34.7
CCC and Below	7.3
Not Rated	5.7
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	6.05%	4.33%	5.48%	06/14/1985
Class A (NAV)	11.38%	5.34%	6.00%	06/14/1985
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	10.53%	6.38%	6.78%
Class C (POP)	9.58%	4.63%	5.25%	11/11/2002
Class C (NAV)	10.58%	4.63%	5.25%	11/11/2002
Class I (NAV)	11.74%	5.72%	6.33%	11/30/2009
Class I2 (NAV)	11.87%	5.80%	6.42%	11/08/2004
Class I3 (NAV)	11.87%	N/A	5.55%	03/24/2017
Class R (NAV)	11.29%	N/A	5.02%	03/24/2017
Class R4 (NAV)	11.35%	N/A	5.24%	03/24/2017
Class R6 (NAV)	11.87%	5.80%	5.15%	05/29/2015

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 94.2%
Aerospace & Defense - 0.7%
TransDigm, Inc.
4.88%, 05/01/2029	$6,520,000	$6,539,112
5.50%, 11/15/2027	3,768,000	3,857,490
Triumph Group, Inc.
7.75%, 08/15/2025 (A)	2,962,000	3,011,465
8.88%, 06/01/2024 (B)	1,385,000	1,525,591

		14,933,658

Airlines - 1.0%
American Airlines Group, Inc.
3.75%, 03/01/2025 (A) (B)	11,868,000	10,833,466
5.00%, 06/01/2022 (A) (B)	154,000	154,385
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.
5.50%, 04/20/2026 (B)	2,427,000	2,545,259
5.75%, 04/20/2029 (B)	2,126,000	2,288,107
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	197,198	198,383
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (A)	5,658,000	5,827,740
United Airlines Pass-Through Trust 4.63%, 03/03/2024	818,207	837,508

		22,684,848

Auto Components - 1.3%
Clarios Global LP / Clarios US Finance Co. 6.25%, 05/15/2026 (B)	4,001,000	4,186,046
Dana, Inc. 5.38%, 11/15/2027	2,558,000	2,679,505
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (A)	2,986,000	3,175,611
5.00%, 05/31/2026 (A)	2,791,000	2,857,286
5.00%, 07/15/2029 (B)	3,923,000	4,138,765
9.50%, 05/31/2025	3,986,000	4,344,262
Patrick Industries, Inc. 7.50%, 10/15/2027 (B)	6,447,000	6,906,349

		28,287,824

Automobiles - 0.1%
Ford Motor Co.
8.50%, 04/21/2023	275,000	301,537
9.00%, 04/22/2025	980,000	1,178,450
9.63%, 04/22/2030	1,012,000	1,457,918

		2,937,905

Banks - 1.8%
Barclays PLC
Fixed until 06/20/2029, 5.09% (C), 06/20/2030	1,675,000	1,922,094
Fixed until 09/15/2023 (D), 7.75% (C)	6,257,000	6,795,415
Fixed until 06/15/2024 (D), 8.00% (C)	3,262,000	3,637,130
CIT Bank NA Fixed until 09/27/2024, 2.97% (C), 09/27/2025	3,277,000	3,375,310
CIT Group, Inc. 4.75%, 02/16/2024	2,166,000	2,301,375

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. Fixed until 09/12/2024 (D), 5.00% (C)	$ 7,691,000	$ 7,953,417
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (B)	694,000	700,011
5.71%, 01/15/2026 (B)	6,247,000	6,945,578
JPMorgan Chase & Co. 3-Month LIBOR + 3.47%, 3.60% (C), 01/30/2022 (D)	1,907,000	1,911,711
Lloyds Banking Group PLC Fixed until 06/27/2024 (D), 7.50% (C)	4,252,000	4,703,775

		40,245,816

Beverages - 0.5%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (B)	10,746,000	10,650,059

Biotechnology - 0.1%
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (B)	1,240,000	1,258,600

Building Products - 0.9%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A) (B)	3,796,000	4,023,760
Builders FirstSource, Inc.
4.25%, 02/01/2032 (B)	1,617,000	1,629,839
5.00%, 03/01/2030 (B)	694,000	733,038
6.75%, 06/01/2027 (B)	3,272,000	3,447,870
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (B)	1,612,000	1,672,450
Standard Industries, Inc.
3.38%, 01/15/2031 (B)	3,664,000	3,397,517
5.00%, 02/15/2027 (B)	5,281,000	5,419,626

		20,324,100

Capital Markets - 1.8%
Credit Suisse Group AG
Fixed until 02/11/2027 (D), 5.25% (B) (C)	2,250,000	2,337,188
Fixed until 12/18/2024 (D), 6.25% (B) (C)	1,350,000	1,451,250
Fixed until 08/21/2026 (D), 6.38% (B) (C)	3,782,000	4,117,652
Fixed until 09/12/2025 (D), 7.25% (B) (C)	3,450,000	3,828,948
Fixed until 07/17/2023 (D), 7.50% (B) (C)	1,971,000	2,096,651
Fixed until 12/11/2023 (D), 7.50% (B) (C)	6,403,000	6,979,270
Deutsche Bank AG
Fixed until 01/14/2031, 3.73% (C), 01/14/2032	3,428,000	3,515,757
Fixed until 10/30/2025 (D), 6.00% (C)	1,400,000	1,463,000
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	5,744,000	5,858,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
MSCI, Inc. 3.63%, 09/01/2030 (B)	$ 8,369,000	$ 8,578,225

		40,226,821

Chemicals - 2.1%
Avient Corp. 5.75%, 05/15/2025 (B)	3,759,000	3,928,155
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (B)	7,289,000	6,997,440
Hexion, Inc. 7.88%, 07/15/2027 (B)	6,257,000	6,632,420
NOVA Chemicals Corp.
4.88%, 06/01/2024 (B)	5,559,000	5,785,529
5.25%, 06/01/2027 (B)	9,103,000	9,580,634
Olin Corp.
5.13%, 09/15/2027	3,235,000	3,360,356
9.50%, 06/01/2025 (B)	6,189,000	7,604,734
Unifrax Escrow Issuer Corp.
5.25%, 09/30/2028 (B)	1,345,000	1,341,638
7.50%, 09/30/2029 (B)	1,522,000	1,512,488

		46,743,394

Commercial Services & Supplies - 2.1%
Ashtead Capital, Inc.
4.00%, 05/01/2028 (B)	5,392,000	5,689,364
4.25%, 11/01/2029 (B)	787,000	852,913
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A) (B)	1,744,000	1,835,560
5.75%, 07/15/2027 (A) (B)	5,235,000	5,470,575
FXI Holdings, Inc. 12.25%, 11/15/2026 (B)	5,200,000	5,785,156
Garda World Security Corp.
4.63%, 02/15/2027 (B)	4,595,000	4,549,050
6.00%, 06/01/2029 (B)	4,381,000	4,282,428
9.50%, 11/01/2027 (B)	2,287,000	2,469,960
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 07/15/2029 (B)	3,752,000	3,668,518
5.63%, 10/01/2028 (B)	6,334,000	6,585,682
5.88%, 10/01/2030 (B)	640,000	669,952
Stericycle, Inc. 5.38%, 07/15/2024 (B)	4,899,000	5,045,970

		46,905,128

Communications Equipment - 1.5%
Avaya, Inc. 6.13%, 09/15/2028 (B)	9,218,000	9,589,485
CommScope Technologies LLC 6.00%, 06/15/2025 (B)	6,343,000	6,278,492
CommScope, Inc.
4.75%, 09/01/2029 (B)	6,670,000	6,544,604
6.00%, 03/01/2026 (B)	3,723,000	3,834,690
8.25%, 03/01/2027 (B)	2,579,000	2,627,846
Nokia OYJ 3.38%, 06/12/2022	4,034,000	4,089,468

		32,964,585

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.8%
Abengoa Abenewco 2 SA
PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (B) (E)	$ 1,935,400	$ 19
PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (B) (E) (F)	2,008,213	0
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (B)	3,589,000	3,541,426
6.63%, 01/15/2028 (B)	5,109,000	5,402,768
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 5.00%, 06/15/2029 (B)	3,161,000	3,172,854
Taylor Morrison Communities, Inc.
5.13%, 08/01/2030 (B)	1,906,000	2,020,360
6.63%, 07/15/2027 (B)	3,890,000	4,099,088

		18,236,515

Consumer Finance - 1.8%
Ally Financial, Inc. 5.75%, 11/20/2025	2,727,000	3,096,079
Altice Financing SA 5.00%, 01/15/2028 (B)	1,771,000	1,706,571
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	2,120,000	2,117,541
3.38%, 11/13/2025	3,975,000	4,083,319
4.00%, 11/13/2030	5,368,000	5,602,850
4.38%, 08/06/2023	3,548,000	3,689,920
4.39%, 01/08/2026	7,534,000	8,061,380
Navient Corp.
5.00%, 03/15/2027	1,020,000	1,040,124
5.88%, 10/25/2024	7,127,000	7,616,340
6.50%, 06/15/2022	3,708,000	3,814,605

		40,828,729

Containers & Packaging - 4.7%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (B) (E)	5,812,000	6,088,070
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (B)	3,741,000	3,661,504
4.00%, 09/01/2029 (A) (B)	3,269,000	3,250,694
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (B)	2,328,000	2,322,180
Ball Corp. 2.88%, 08/15/2030	11,339,000	10,899,614
Canpack SA / Canpack US LLC 3.88%, 11/15/2029 (B)	6,776,000	6,728,975
Cascades, Inc. / Cascades USA, Inc. 5.38%, 01/15/2028 (B)	8,954,000	9,368,122
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	9,253,000	9,533,366
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (B)	2,805,000	2,833,050
7.88%, 07/15/2026 (B)	5,488,000	5,729,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Graphic Packaging International LLC 3.50%, 03/15/2028 - 03/01/2029 (B)	$ 8,583,000	$ 8,575,867
Greif, Inc. 6.50%, 03/01/2027 (B)	7,031,000	7,312,240
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (B)	6,817,000	6,839,155
7.25%, 04/15/2025 (B)	3,092,000	2,993,736
OI European Group BV 4.00%, 03/15/2023 (B)	3,970,000	4,060,317
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (B)	3,860,000	4,062,650
6.38%, 08/15/2025 (A) (B)	820,000	896,875
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (B)	4,977,000	4,869,994
Trivium Packaging Finance BV
5.50%, 08/15/2026 (B)	4,224,000	4,387,596
8.50%, 08/15/2027 (B)	1,785,000	1,882,479

		106,295,627

Diversified Consumer Services - 0.2%
WW International, Inc. 4.50%, 04/15/2029 (A) (B)	4,457,000	4,267,578

Diversified Financial Services - 3.1%
Avation Capital SA PIK Rate 9.00%, Cash Rate 8.25%, 10/31/2026 (B) (E)	6,135,229	5,092,240
Dana Financing SARL 5.75%, 04/15/2025 (B)	13,976,000	14,395,280
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.46% (C), 12/21/2065 (B)	17,977,000	14,752,376
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 3.71% (C), 12/21/2065 (B)	2,974,000	2,550,383
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (B)	4,427,000	4,449,091
5.25%, 10/01/2025 (B)	3,485,000	3,511,138
United Wholesale Mortgage LLC 5.50%, 11/15/2025 - 04/15/2029 (B)	9,405,000	9,265,252
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (B)	3,149,000	3,145,064
5.50%, 05/15/2029 (B)	11,769,000	12,418,178

		69,579,002

Diversified Telecommunication Services - 4.3%
Cablevision Lightpath LLC
3.88%, 09/15/2027 (B)	1,301,000	1,266,784
5.63%, 09/15/2028 (B)	666,000	658,314
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (B)	2,400,000	2,439,000
6.00%, 01/15/2030 (B)	4,982,000	5,005,565
6.75%, 05/01/2029 (B)	4,144,000	4,289,040
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	328,000	366,130
6.63%, 08/01/2026 (A)	6,033,000	6,839,612

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Iliad Holding SAS
6.50%, 10/15/2026 (B)	$ 4,421,000	$ 4,554,514
7.00%, 10/15/2028 (A) (B)	5,031,000	5,184,546
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (B) (G) (H)	3,274,000	1,686,110
Level 3 Financing, Inc.
3.63%, 01/15/2029 (B)	5,877,000	5,539,072
3.75%, 07/15/2029 (B)	1,968,000	1,859,760
4.25%, 07/01/2028 (B)	4,398,000	4,348,523
4.63%, 09/15/2027 (B)	2,435,000	2,495,875
Lumen Technologies, Inc.
4.50%, 01/15/2029 (B)	5,144,000	4,970,390
5.13%, 12/15/2026 (A) (B)	7,590,000	7,766,316
5.38%, 06/15/2029 (B)	5,213,000	5,232,549
5.80%, 03/15/2022	4,234,000	4,280,320
6.75%, 12/01/2023	2,051,000	2,250,993
7.50%, 04/01/2024 (A)	6,760,000	7,419,100
Switch Ltd.
3.75%, 09/15/2028 (B)	4,829,000	4,804,855
4.13%, 06/15/2029 (B)	3,830,000	3,849,150
Telecom Italia Capital SA
6.00%, 09/30/2034	2,860,000	3,181,750
6.38%, 11/15/2033	2,908,000	3,336,087
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (B)	3,657,000	3,551,861

		97,176,216

Electric Utilities - 0.8%
Elwood Energy LLC 8.16%, 07/05/2026	2,879,134	3,051,882
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	2,072,000	2,020,200
3.88%, 02/15/2032 (B)	1,894,000	1,856,120
Vistra Operations Co. LLC
4.38%, 05/01/2029 (B)	4,683,000	4,636,170
5.00%, 07/31/2027 (B)	6,812,000	6,982,300
5.63%, 02/15/2027 (B)	611,000	629,525

		19,176,197

Electronic Equipment, Instruments & Components - 0.3%
Sensata Technologies BV 4.00%, 04/15/2029 (B)	4,272,000	4,338,899
Sensata Technologies, Inc.
3.75%, 02/15/2031 (B)	667,000	657,829
4.38%, 02/15/2030 (B)	1,886,000	1,990,456

		6,987,184

Energy Equipment & Services - 1.1%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (B)	5,467,000	5,658,345
CSI Compressco LP / CSI Compressco Finance, Inc.
7.25%, 08/15/2022	1,334,000	1,313,990
7.50%, 04/01/2025 (B)	1,546,000	1,530,540
7.50%, 04/01/2025 (A) (B)	1,431,000	1,416,690
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (B) (E)	7,792,675	7,169,261
Sunnova Energy Corp. 5.88%, 09/01/2026 (B)	3,788,000	3,844,820

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
USA Compression PartnersLP / USA Compression Finance Corp. 6.88%, 09/01/2027	$ 4,444,000	$ 4,616,205

		25,549,851

Entertainment - 0.5%
Netflix, Inc.
4.88%, 04/15/2028	3,886,000	4,451,860
4.88%, 06/15/2030 (B)	2,651,000	3,115,429
5.38%, 11/15/2029 (B)	2,835,000	3,419,520

		10,986,809

Equity Real Estate Investment Trusts - 2.7%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (B)	4,945,000	4,901,731
6.00%, 04/15/2025 (B)	3,212,000	3,345,137
Iron Mountain, Inc.
4.50%, 02/15/2031 (B)	1,881,000	1,899,810
5.25%, 03/15/2028 (B)	8,592,000	8,946,420
iStar, Inc.
4.25%, 08/01/2025	4,591,000	4,705,775
5.50%, 02/15/2026	4,570,000	4,747,087
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
3.88%, 02/15/2029 (B) (I)	3,431,000	3,633,498
4.63%, 06/15/2025 (B) (I)	1,364,000	1,466,300
5.75%, 02/01/2027 (I)	2,539,000	2,894,460
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	3,526,000	3,552,798
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (B)	3,147,000	3,288,615
7.50%, 06/01/2025 (B)	6,323,000	6,718,725
SBA Communications Corp.
3.13%, 02/01/2029 (B)	5,735,000	5,505,600
3.88%, 02/15/2027	4,357,000	4,493,287

		60,099,243

Food & Staples Retailing - 1.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP
3.25%, 03/15/2026 (B)	1,607,000	1,633,114
3.50%, 03/15/2029 (B)	5,957,000	5,871,726
4.63%, 01/15/2027 (B)	3,772,000	3,947,587
5.75%, 03/15/2025	2,331,000	2,364,520
7.50%, 03/15/2026 (B)	1,383,000	1,490,182
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026 (B)	6,399,000	6,485,770
Rite Aid Corp.
7.50%, 07/01/2025 (B)	4,594,000	4,605,485
8.00%, 11/15/2026 (B)	5,255,000	5,281,275

		31,679,659

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 2.3%
Kraft Heinz Foods Co.
3.88%, 05/15/2027	$ 4,454,000	$ 4,827,638
4.88%, 10/01/2049	3,922,000	4,850,524
5.00%, 07/15/2035 - 06/04/2042	8,559,000	10,542,109
6.88%, 01/26/2039	1,374,000	2,017,212
Pilgrim’s Pride Corp.
3.50%, 03/01/2032 (B)	3,721,000	3,730,303
5.88%, 09/30/2027 (B)	9,243,000	9,745,542
Post Holdings, Inc.
4.50%, 09/15/2031 (B)	3,825,000	3,758,613
4.63%, 04/15/2030 (B)	4,134,000	4,154,670
5.50%, 12/15/2029 (B)	3,462,000	3,680,106
5.63%, 01/15/2028 (B)	4,856,000	5,068,207

		52,374,924

Health Care Equipment & Supplies - 0.4%
Mozart Debt Merger Sub, Inc.
3.88%, 04/01/2029 (B)	7,815,000	7,781,552
5.25%, 10/01/2029 (B)	1,563,000	1,586,445

		9,367,997

Health Care Providers & Services - 5.4%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (B)	6,244,000	6,368,880
AdaptHealth LLC
4.63%, 08/01/2029 (A) (B)	705,000	697,950
5.13%, 03/01/2030 (B)	1,261,000	1,267,305
6.13%, 08/01/2028 (B)	5,472,000	5,793,480
Centene Corp.
3.38%, 02/15/2030	501,000	513,525
4.25%, 12/15/2027	3,243,000	3,397,043
4.63%, 12/15/2029	1,024,000	1,104,640
CHS / Community Health Systems, Inc.
5.63%, 03/15/2027 (B)	2,398,000	2,509,387
6.63%, 02/15/2025 (B)	5,126,000	5,331,040
6.88%, 04/15/2029 (B)	674,000	693,435
8.00%, 03/15/2026 (B)	11,296,000	11,931,400
DaVita, Inc.
3.75%, 02/15/2031 (B)	10,237,000	9,699,557
4.63%, 06/01/2030 (B)	5,365,000	5,391,396
Encompass Health Corp.
4.50%, 02/01/2028	2,185,000	2,224,543
4.63%, 04/01/2031	638,000	651,558
4.75%, 02/01/2030	3,206,000	3,286,150
5.75%, 09/15/2025	6,707,000	6,849,524
HCA, Inc.
3.50%, 09/01/2030	3,454,000	3,632,399
5.38%, 02/01/2025	4,023,000	4,475,587
5.88%, 02/15/2026 - 02/01/2029	14,238,000	16,317,677
7.50%, 11/06/2033	441,000	628,425
Tenet Healthcare Corp.
4.25%, 06/01/2029 (B)	5,038,000	5,099,867
4.88%, 01/01/2026 (B)	4,460,000	4,571,500
5.13%, 11/01/2027 (B)	3,225,000	3,370,125
6.13%, 10/01/2028 (B)	11,941,000	12,537,453
6.75%, 06/15/2023	2,401,000	2,581,075
7.50%, 04/01/2025 (B)	640,000	679,200

		121,604,121

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 7.3%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 01/15/2028 (B)	$ 3,641,000	$ 3,632,189
4.00%, 10/15/2030 (B)	4,993,000	4,836,869
Boyd Gaming Corp.
4.75%, 12/01/2027	2,837,000	2,922,961
4.75%, 06/15/2031 (B)	1,179,000	1,212,905
8.63%, 06/01/2025 (B)	1,349,000	1,457,891
Boyne USA, Inc. 4.75%, 05/15/2029 (B)	5,149,000	5,264,853
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (B)	2,714,000	2,727,027
Carnival Corp.
6.00%, 05/01/2029 (B) (J)	5,225,000	5,235,450
7.63%, 03/01/2026 (B)	2,058,000	2,168,288
10.50%, 02/01/2026 (B)	2,643,000	3,071,166
GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/2025	2,927,000	3,246,950
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	4,109,000	4,386,275
5.38%, 05/01/2025 (B)	1,265,000	1,318,699
5.75%, 05/01/2028 (B)	493,000	529,359
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.
4.88%, 07/01/2031 (B)	5,142,000	5,115,673
5.00%, 06/01/2029 (B)	2,615,000	2,666,646
International Game Technology PLC
4.13%, 04/15/2026 (B)	1,852,000	1,902,930
5.25%, 01/15/2029 (B)	780,000	819,975
6.25%, 01/15/2027 (B)	3,038,000	3,417,750
6.50%, 02/15/2025 (B)	2,946,000	3,270,060
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029 (B)	5,857,000	5,988,782
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029 (B)	1,715,000	1,715,000
MGM Resorts International
4.75%, 10/15/2028	5,358,000	5,569,420
5.50%, 04/15/2027	5,448,000	5,863,410
5.75%, 06/15/2025 (A)	4,657,000	5,029,560
6.75%, 05/01/2025	1,938,000	2,043,379
NCL Corp. Ltd.
3.63%, 12/15/2024 (A) (B)	5,397,000	5,079,926
5.88%, 03/15/2026 (B)	3,343,000	3,351,358
10.25%, 02/01/2026 (B)	2,181,000	2,505,533
12.25%, 05/15/2024 (B)	3,428,000	4,043,772
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (B)	1,545,000	1,498,650
5.50%, 04/01/2028 (B)	2,469,000	2,512,208
9.13%, 06/15/2023 (B)	1,021,000	1,108,581
10.88%, 06/01/2023 (B)	1,529,000	1,710,569
11.50%, 06/01/2025 (B)	861,000	978,311
Scientific Games International, Inc.
5.00%, 10/15/2025 (B) (I)	4,047,000	4,166,548
7.00%, 05/15/2028 (B) (I)	5,340,000	5,769,603
8.25%, 03/15/2026 (B) (I)	4,694,000	4,981,508
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029 (B)	2,712,000	2,762,850

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC 4.50%, 02/15/2028 (B)	$ 6,889,000	$ 6,940,667
Travel & Leisure Co.
4.25%, 03/01/2022	1,780,000	1,783,916
5.65%, 04/01/2024	7,220,000	7,823,231
6.00%, 04/01/2027	6,016,000	6,542,400
Viking Cruises Ltd.
5.88%, 09/15/2027 (B)	6,859,000	6,627,509
6.25%, 05/15/2025 (B)	5,512,000	5,484,440
7.00%, 02/15/2029 (B)	2,205,000	2,216,069
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2014 (B) (F) (G) (H) (K) (L)	1,025,248	0

		163,301,116

Household Durables - 1.8%
Beazer Homes USA, Inc.
5.88%, 10/15/2027 (A)	3,210,000	3,342,413
6.75%, 03/15/2025	6,144,000	6,343,680
7.25%, 10/15/2029	5,316,000	5,807,730
Century Communities, Inc.
3.88%, 08/15/2029 (B)	7,681,000	7,654,577
6.75%, 06/01/2027 (A)	2,071,000	2,198,988
KB Home
7.50%, 09/15/2022	3,108,000	3,271,170
7.63%, 05/15/2023	4,095,000	4,350,937
Meritage Homes Corp.
5.13%, 06/06/2027	1,570,000	1,730,925
6.00%, 06/01/2025	2,754,000	3,091,916
Tempur Sealy International, Inc. 3.88%, 10/15/2031 (B)	1,636,000	1,621,194

		39,413,530

Household Products - 0.3%
Central Garden & Pet Co. 4.13%, 04/30/2031 (B)	3,363,000	3,363,000
Spectrum Brands, Inc. 3.88%, 03/15/2031 (B)	4,361,000	4,273,780

		7,636,780

Independent Power & Renewable Electricity Producers - 1.2%
Calpine Corp.
3.75%, 03/01/2031 (B)	6,247,000	5,997,182
4.50%, 02/15/2028 (B)	4,965,000	5,029,595
5.00%, 02/01/2031 (B)	1,552,000	1,521,115
5.13%, 03/15/2028 (B)	2,702,000	2,688,490
5.25%, 06/01/2026 (B)	5,253,000	5,405,075
Clearway Energy Operating LLC
3.75%, 02/15/2031 (B)	2,875,000	2,846,250
4.75%, 03/15/2028 (B)	3,167,000	3,350,686

		26,838,393

Insurance - 1.6%
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (B)	5,575,000	5,744,718
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.25% (C), 02/12/2067 (A) (B)	9,926,000	9,628,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.48% (C), 05/17/2066	$ 14,233,000	$ 12,809,700
Ohio National Financial Services, Inc. 5.80%, 01/24/2030 (B)	6,816,000	7,716,676

		35,899,316

IT Services - 1.1%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (B)	5,047,000	5,034,382
Gartner, Inc.
3.63%, 06/15/2029 (B)	326,000	327,630
3.75%, 10/01/2030 (B)	2,262,000	2,293,103
4.50%, 07/01/2028 (B)	6,533,000	6,802,160
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (B)	6,938,000	6,628,218
Square, Inc.
2.75%, 06/01/2026 (B)	1,533,000	1,549,854
3.50%, 06/01/2031 (B)	1,571,000	1,610,275

		24,245,622

Leisure Products - 0.1%
Mattel, Inc.
3.15%, 03/15/2023 (A)	1,554,000	1,591,451
5.45%, 11/01/2041	1,400,000	1,652,000

		3,243,451

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (B)	1,438,000	1,452,380
4.00%, 03/15/2031 (B)	1,438,000	1,486,533

		2,938,913

Machinery - 1.3%
Allison Transmission, Inc. 3.75%, 01/30/2031 (B)	5,143,000	4,943,709
Madison IAQ LLC
4.13%, 06/30/2028 (B)	3,181,000	3,164,522
5.88%, 06/30/2029 (B)	994,000	986,545
Meritor, Inc. 4.50%, 12/15/2028 (B)	883,000	878,585
SRM Escrow Issuer LLC 6.00%, 11/01/2028 (B)	10,029,000	10,430,160
Vertiv Group Corp. 4.13%, 11/15/2028 (B)	4,399,000	4,382,504
Wabash National Corp. 4.50%, 10/15/2028 (B)	4,710,000	4,579,203

		29,365,228

Media - 10.3%
Adelphia 10.25%, 06/15/2049 - 11/01/2049 (K) (L) (M)	1,460,000	102
Adelphia Communications Corp. 9.25%, 10/01/2049 (G) (H) (K) (L)	1,305,000	91
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (B)	8,689,000	8,550,197
4.50%, 08/15/2030 (B)	6,451,000	6,563,892

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (continued)
4.50%, 05/01/2032	$ 11,830,000	$ 11,885,956
4.75%, 03/01/2030 (B)	7,769,000	8,021,492
5.00%, 02/01/2028 (B)	3,937,000	4,094,480
5.38%, 06/01/2029 (B)	2,325,000	2,496,469
5.50%, 05/01/2026 (B)	2,764,000	2,855,212
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (B)	5,055,000	5,170,633
7.75%, 04/15/2028 (B)	2,244,000	2,323,561
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (B)	8,606,000	8,831,477
CSC Holdings LLC
4.50%, 11/15/2031 (B)	4,250,000	4,117,825
4.63%, 12/01/2030 (B)	20,197,000	18,505,501
5.38%, 02/01/2028 (B)	3,600,000	3,708,000
6.50%, 02/01/2029 (B)	3,262,000	3,498,495
7.50%, 04/01/2028 (B)	3,331,000	3,547,515
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (B)	10,476,000	5,918,940
6.63%, 08/15/2027 (B)	609,000	181,613
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.88%, 08/15/2027 (B)	1,930,000	2,000,735
DISH DBS Corp.
5.00%, 03/15/2023	4,230,000	4,378,050
5.88%, 07/15/2022	2,238,000	2,293,950
7.38%, 07/01/2028 (A)	3,175,000	3,337,719
7.75%, 07/01/2026	5,143,000	5,715,159
Gray Escrow II, Inc. 5.38%, 11/15/2031 (B) (J)	5,048,000	5,114,129
Gray Television, Inc.
4.75%, 10/15/2030 (B)	7,827,000	7,720,417
7.00%, 05/15/2027 (B)	8,433,000	9,023,310
iHeartCommunications, Inc.
6.38%, 05/01/2026	1,873,000	1,947,920
8.38%, 05/01/2027	4,351,000	4,633,815
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (B)	1,093,000	1,101,198
6.75%, 10/15/2027 (B)	8,137,000	8,543,850
Meredith Corp. 6.50%, 07/01/2025	5,807,000	6,191,714
Scripps Escrow II, Inc.
3.88%, 01/15/2029 (B)	1,337,000	1,330,315
5.38%, 01/15/2031 (B)	1,572,000	1,538,595
Scripps Escrow, Inc. 5.88%, 07/15/2027 (B)	2,358,000	2,393,370
Sinclair Television Group, Inc.
4.13%, 12/01/2030 (B)	2,429,000	2,313,623
5.50%, 03/01/2030 (A) (B)	6,395,000	6,107,225
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (B)	1,825,000	1,827,281
4.13%, 07/01/2030 (B)	3,750,000	3,726,277
5.00%, 08/01/2027 (B)	250,000	261,250
5.50%, 07/01/2029 (B)	3,198,000	3,449,842
TEGNA, Inc.
4.63%, 03/15/2028	3,058,000	3,084,757

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
TEGNA, Inc. (continued)
4.75%, 03/15/2026 (B)	$ 2,229,000	$ 2,321,058
Univision Communications, Inc.
6.63%, 06/01/2027 (B)	5,599,000	6,057,054
9.50%, 05/01/2025 (B)	979,000	1,059,768
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	12,795,000	13,008,037
Virgin Media Finance PLC 5.00%, 07/15/2030 (B)	5,449,000	5,418,145
Ziggo Bond Co. BV 6.00%, 01/15/2027 (B)	3,225,000	3,329,812
Ziggo BV 5.50%, 01/15/2027 (B)	11,363,000	11,647,075

		231,146,901

Metals & Mining - 3.4%
Alcoa Nederland Holding BV 4.13%, 03/31/2029 (A) (B)	2,400,000	2,495,928
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (B)	3,323,000	3,609,609
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (B)	5,090,000	5,420,850
Constellium SE
5.63%, 06/15/2028 (B)	4,181,000	4,385,576
5.88%, 02/15/2026 (B) (I)	7,605,000	7,730,482
First Quantum Minerals Ltd. 7.25%, 04/01/2023 (B)	5,804,000	5,896,864
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	3,142,000	3,244,115
4.25%, 03/01/2030	2,492,000	2,629,060
4.38%, 08/01/2028	4,277,000	4,453,298
4.55%, 11/14/2024	3,775,000	4,081,794
4.63%, 08/01/2030 (A)	3,527,000	3,800,342
5.45%, 03/15/2043	6,153,000	7,740,474
Mineral Resources Ltd. 8.13%, 05/01/2027 (B)	6,732,000	7,268,002
New Gold, Inc.
6.38%, 05/15/2025 (B)	1,037,000	1,065,518
7.50%, 07/15/2027 (B)	6,628,000	7,158,240
Novelis Corp.
3.25%, 11/15/2026 (B)	595,000	593,513
3.88%, 08/15/2031 (B)	612,000	597,496
4.75%, 01/30/2030 (B)	4,021,000	4,181,840

		76,353,001

Multiline Retail - 0.1%
Macy’s Retail Holdings LLC 5.88%, 04/01/2029 (A) (B)	1,849,000	1,970,452

Oil, Gas & Consumable Fuels - 10.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (B)	5,460,000	5,692,050
7.88%, 05/15/2026 (B)	4,584,000	5,013,750
Antero Resources Corp. 8.38%, 07/15/2026 (B)	874,000	983,250
Apache Corp. 4.63%, 11/15/2025	2,193,000	2,364,032
Bonanza Creek Energy, Inc.
5.00%, 10/15/2026 (B)	2,697,000	2,724,509

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Bonanza Creek Energy, Inc. (continued)
7.50%, 04/30/2026	$ 651,618	$ 651,618
Callon Petroleum Co.
6.13%, 10/01/2024	8,134,000	8,024,598
6.38%, 07/01/2026	2,575,000	2,446,250
8.00%, 08/01/2028 (A) (B)	813,000	819,097
8.25%, 07/15/2025	4,645,000	4,601,151
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	2,801,000	3,135,779
Cheniere Energy Partners LP 4.00%, 03/01/2031 (B)	5,672,000	5,898,971
Cheniere Energy, Inc. 4.63%, 10/15/2028	2,121,000	2,224,293
Comstock Resources, Inc. 5.88%, 01/15/2030 (B)	2,054,000	2,135,749
CrownRock LP / CrownRock Finance, Inc.
5.00%, 05/01/2029 (B)	223,000	229,690
5.63%, 10/15/2025 (B)	14,636,000	14,965,310
DCP Midstream LP Fixed until 12/15/2022 (D), 7.38% (C)	6,398,000	6,413,995
DCP Midstream Operating LP 5.38%, 07/15/2025	5,293,000	5,848,765
Devon Energy Corp. 5.88%, 06/15/2028 (B)	3,310,000	3,628,889
DT Midstream, Inc.
4.13%, 06/15/2029 (B)	3,338,000	3,361,867
4.38%, 06/15/2031 (B)	835,000	845,989
eG Global Finance PLC
6.75%, 02/07/2025 (B)	5,529,000	5,660,314
8.50%, 10/30/2025 (B)	2,947,000	3,050,145
EQM Midstream Partners LP
6.00%, 07/01/2025 (B)	1,507,000	1,635,095
6.50%, 07/01/2027 (B)	2,980,000	3,315,250
Hess Midstream Operations LP
4.25%, 02/15/2030 (B)	272,000	272,000
5.13%, 06/15/2028 (B)	4,881,000	5,069,895
Kinder Morgan, Inc. 8.05%, 10/15/2030	2,486,000	3,403,661
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (B)	853,000	775,974
10.50%, 05/15/2027 (B)	3,210,000	3,177,900
NuStar Logistics LP
5.63%, 04/28/2027	4,354,000	4,566,257
5.75%, 10/01/2025	1,223,000	1,308,610
6.00%, 06/01/2026	531,000	564,188
Oasis Midstream Partners LP / OMP Finance Corp. 8.00%, 04/01/2029 (B)	9,655,000	10,487,744
Oasis Petroleum, Inc. 6.38%, 06/01/2026 (B)	3,296,000	3,485,520
Occidental Petroleum Corp.
2.90%, 08/15/2024	12,466,000	12,699,114
5.88%, 09/01/2025	4,668,000	5,181,480
6.13%, 01/01/2031 (A)	871,000	1,043,022
6.45%, 09/15/2036	9,951,000	12,662,647
6.60%, 03/15/2046	1,860,000	2,379,889
6.63%, 09/01/2030	5,228,000	6,397,242

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc. 7.38%, 11/01/2031	$ 4,463,000	$ 6,030,428
Parkland Corp.
4.50%, 10/01/2029 (B)	1,943,000	1,955,144
5.88%, 07/15/2027 (B)	3,894,000	4,113,037
PDC Energy, Inc. 6.13%, 09/15/2024 (I)	9,857,000	9,992,534
SM Energy Co.
5.63%, 06/01/2025	1,160,000	1,162,900
6.50%, 07/15/2028 (A)	512,000	535,040
6.63%, 01/15/2027 (A)	4,965,000	5,126,362
6.75%, 09/15/2026 (A)	4,303,000	4,410,575
Southwestern Energy Co. 5.38%, 03/15/2030	2,407,000	2,539,337
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75%, 04/15/2025	4,578,000	4,085,865
8.50%, 10/15/2026 (B) (J)	2,171,000	2,182,984
Summit Midstream Partners LP Fixed until 12/15/2022 (D), 9.50%	4,423,000	3,536,741
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.00%, 01/15/2032 (B)	2,747,000	2,834,822
4.88%, 02/01/2031	7,857,000	8,471,653
5.00%, 01/15/2028	3,140,000	3,304,348
5.50%, 03/01/2030	4,336,000	4,765,438
5.88%, 04/15/2026	2,030,000	2,119,462
6.50%, 07/15/2027	1,228,000	1,315,495

		237,627,714

Paper & Forest Products - 0.6%
Glatfelter Corp. 4.75%, 11/15/2029 (B)	8,159,000	8,305,046
Pearl Merger Sub, Inc. 6.75%, 10/01/2028 (B)	5,502,000	5,460,735

		13,765,781

Personal Products - 0.4%
Coty, Inc.
5.00%, 04/15/2026 (B)	5,205,000	5,335,125
6.50%, 04/15/2026 (A) (B)	4,074,000	4,186,035

		9,521,160

Pharmaceuticals - 2.2%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (B)	5,188,000	5,505,765
9.25%, 04/01/2026 (B)	2,121,000	2,253,562
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (B)	2,425,000	2,228,239
5.25%, 01/30/2030 - 02/15/2031 (B)	3,033,000	2,730,445
5.50%, 11/01/2025 (B)	1,745,000	1,773,042
6.13%, 04/15/2025 (B)	5,285,000	5,382,878
7.00%, 01/15/2028 (B)	3,255,000	3,296,127
9.00%, 12/15/2025 (B)	1,753,000	1,839,020
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00%, 06/30/2028 (A) (B)	5,260,000	3,668,850
9.50%, 07/31/2027 (A) (B)	3,289,000	3,264,332

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Endo Luxembourg Finance Co. I SARL / Endo US, Inc. 6.13%, 04/01/2029 (B)	$ 3,300,000	$ 3,245,913
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (B)	4,260,000	4,318,575
5.13%, 04/30/2031 (B)	2,195,000	2,263,989
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (B)	8,513,000	8,587,489

		50,358,226

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	4,118,000	4,395,965

Road & Rail - 1.4%
Avolon Holdings Funding Ltd.
5.13%, 10/01/2023 (B)	3,558,000	3,793,787
5.25%, 05/15/2024 (B)	2,500,000	2,708,777
Park Aerospace Holdings Ltd. 5.25%, 08/15/2022 (B)	971,000	1,001,528
Uber Technologies, Inc.
4.50%, 08/15/2029 (B)	7,522,000	7,570,329
7.50%, 09/15/2027 (B)	8,466,000	9,260,534
8.00%, 11/01/2026 (B)	5,886,000	6,265,058

		30,600,013

Semiconductors & Semiconductor Equipment - 0.0%
Ultratech, Inc.
6.88%, 04/15/2022 (F) (G) (H) (K) (L)	811,000	0
7.13%, 04/15/2025 (F) (K) (L)	3,098,000	0

		0

Software - 1.3%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	6,095,000	6,018,813
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (B)	7,057,000	6,968,787
NCR Corp.
5.00%, 10/01/2028 (B)	2,808,000	2,843,100
5.13%, 04/15/2029 (B)	4,740,000	4,847,029
5.25%, 10/01/2030 (B)	2,215,000	2,281,450
5.75%, 09/01/2027 (B)	1,656,000	1,742,940
6.13%, 09/01/2029 (B)	4,085,000	4,388,867

		29,090,986

Specialty Retail - 1.4%
Bath & Body Works, Inc.
5.25%, 02/01/2028	2,117,000	2,282,126
6.63%, 10/01/2030 (B)	2,292,000	2,566,352
6.75%, 07/01/2036	2,541,000	3,050,229
6.88%, 11/01/2035	1,903,000	2,312,031
7.50%, 06/15/2029	4,485,000	5,065,807
9.38%, 07/01/2025 (B)	522,000	647,280
Gap, Inc.
3.63%, 10/01/2029 (B)	1,052,000	1,030,960
3.88%, 10/01/2031 (B)	1,052,000	1,030,960
Sally Holdings LLC / Sally Capital, Inc. 8.75%, 04/30/2025 (B)	4,968,000	5,339,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
Staples, Inc. 7.50%, 04/15/2026 (B)	$ 7,590,000	$ 7,665,900

		30,990,755

Technology Hardware, Storage & Peripherals - 1.0%
Dell International LLC / EMC Corp.
4.90%, 10/01/2026	2,078,000	2,370,399
6.02%, 06/15/2026	2,070,000	2,439,475
7.13%, 06/15/2024 (B)	6,473,000	6,577,798
Seagate HDD Cayman
4.13%, 01/15/2031	452,000	458,997
4.88%, 03/01/2024	4,325,000	4,611,748
Western Digital Corp. 4.75%, 02/15/2026	5,292,000	5,801,355

		22,259,772

Trading Companies & Distributors - 0.9%
Herc Holdings, Inc. 5.50%, 07/15/2027 (B)	9,675,000	10,086,187
United Rentals North America, Inc.
3.75%, 01/15/2032	3,473,000	3,464,665
4.00%, 07/15/2030	7,513,000	7,665,439

		21,216,291

Wireless Telecommunication Services - 1.9%
Altice France SA
5.50%, 10/15/2029 (B)	5,391,000	5,284,366
8.13%, 02/01/2027 (B)	4,553,000	4,894,475
Sprint Corp.
7.13%, 06/15/2024	10,138,000	11,455,940
7.63%, 03/01/2026	1,850,000	2,217,687
T-Mobile USA, Inc.
2.25%, 02/15/2026	1,363,000	1,371,519
2.63%, 02/15/2029	1,439,000	1,426,409
2.88%, 02/15/2031	1,460,000	1,450,875
3.38%, 04/15/2029 (B)	4,097,000	4,209,667
4.00%, 04/15/2022	1,493,000	1,511,663
Vmed O2 Financing I PLC
4.25%, 01/31/2031 (B)	4,955,000	4,824,238
4.75%, 07/15/2031 (B)	3,279,000	3,295,395

		41,942,234

Total Corporate Debt Securities (Cost $2,052,692,801)		2,116,493,990

LOAN ASSIGNMENTS - 1.6%
Communications Equipment - 0.3%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 4.34% (C), 12/15/2027	5,009,865	5,025,967
Term Loan B2,
1-Month LIBOR + 4.00%, 4.09% (C), 12/15/2027	2,625,000	2,630,156

		7,656,123

Diversified Telecommunication Services - 0.5%
Frontier Communications Corp. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (C), 05/01/2028	6,525,210	6,510,528

	Principal	Value

LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.09% (C), 03/09/2027	$ 4,476,329	$ 4,403,589

		10,914,117

Equity Real Estate Investment Trusts - 0.2%
CBL & Associates LP Revolver, 3-Month LIBOR + 1.25%, 4.50% (C), 07/28/2023 (J)	4,500,000	3,881,250

Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (C), 12/11/2026	10,201,432	10,199,840

Interactive Media & Services - 0.2%
Adevinta ASA Term Loan B, 3-Month LIBOR + 3.00%, 3.75% (C), 06/26/2028 (J)	3,698,250	3,697,096

Total Loan Assignments (Cost $35,773,356)		36,348,426

	Shares	Value
COMMON STOCKS - 1.2%
Building Products - 0.6%
AMH New Finance, Inc. (H) (K) (L)	1,593,380	13,033,850

Chemicals - 0.2%
Hexion Holdings Corp., Class B (H)	228,761	5,261,503

Electric Utilities - 0.0% (N)
Homer City Generation LLC (H) (I) (K) (L)	270,659	2,707

Oil, Gas & Consumable Fuels - 0.4%
Civitas Resources, Inc.	60,693	3,407,305
Oasis Petroleum, Inc.	35,332	4,261,039

		7,668,344

Software - 0.0% (N)
ASG WT Corp. (H) (K) (L)	1,265	113,382

Total Common Stocks (Cost $35,772,183)		26,079,786

OTHER INVESTMENT COMPANY - 2.7%
Securities Lending Collateral - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (O)	60,965,055	60,965,055

Total Other Investment Company (Cost $60,965,055)		60,965,055

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp., 0.00% (O), dated 10/29/2021, to be repurchased at $54,116,818 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $55,199,250.	$54,116,818	$ 54,116,818

Total Repurchase Agreement (Cost $54,116,818)		54,116,818

Total Investments (Cost $2,239,320,213)		2,294,004,075
Net Other Assets (Liabilities) - (2.1)%		(46,145,122)

Net Assets - 100.0%		$2,247,858,953

INVESTMENT VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$2,116,493,797	$193	$2,116,493,990
Loan Assignments	—	36,348,426	—	36,348,426
Common Stocks	12,929,847	—	13,149,939	26,079,786
Other Investment Company	60,965,055	—	—	60,965,055
Repurchase Agreement	—	54,116,818	—	54,116,818

Total Investments	$73,894,902	$2,206,959,041	$13,150,132	$2,294,004,075

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $69,317,404, collateralized by cash collateral of $60,965,055 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,792,995. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $1,474,769,618, representing 65.6% of the Fund’s net assets.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Securities deemed worthless.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the total value of such securities is $1,686,201, representing 0.1% of the Fund’s net assets.
(H)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Restricted securities. At October 31, 2021, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 3.88%, 02/15/2029	11/17/2020	$3,431,000	$3,633,498	0.2%

Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 4.63%, 06/15/2025	06/02/2020	1,364,000	1,466,300	0.1

Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027	01/22/2019	2,539,000	2,894,460	0.1

Corporate Debt Securities	Scientific Games International, Inc. 5.00%, 10/15/2025	01/31/2018 - 04/29/2020	4,034,000	4,166,548	0.2

Corporate Debt Securities	Scientific Games International, Inc. 7.00%, 05/15/2028	11/12/2019 - 08/23/2021	5,442,953	5,769,603	0.3

Corporate Debt Securities	Scientific Games International, Inc. 8.25%, 03/15/2026	03/05/2019 - 01/13/2020	5,026,287	4,981,508	0.2

Corporate Debt Securities	Constellium SE 5.88%, 02/15/2026	01/22/2020 - 12/16/2020	7,846,705	7,730,482	0.3

Corporate Debt Securities	PDC Energy, Inc. 6.13%, 09/15/2024	09/14/2016 - 06/25/2020	9,990,936	9,992,534	0.4

Common Stocks	Homer City Generation LLC	01/10/2011 - 03/24/2017	13,906,767	2,707	0.0	(N)

Total			$53,581,648	$40,637,640	1.8%

(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the total value of securities is $13,150,132, representing 0.6% of the Fund’s net assets.
(L)	Securities are Level 3 of the fair value hierarchy.
(M)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(N)	Percentage rounds to less than 0.1% or (0.1)%.
(O)	Rates disclosed reflect the yields at October 31, 2021.
(P)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. While it wasn’t a straight line, there were enormous gains in both economic activity and risk asset returns since the pandemic lows.

This was mainly due to the very low starting point after a precipitous fall in both economic activity and risk asset returns due to the pandemic. Basically, the markets were discounting continued disaster, but as modern medicine and natural immunity continued to rise, so did the confidence in economic recovery and the markets. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

The recovery trade continued unfettered until the Delta variant emerged in late summer – a reminder that the virus was still in control. Unlike previous business cycles, monetary and fiscal policy could not solve the crisis directly. They could only address the symptoms in the economy. Only eradication of the virus/herd immunity was likely to solve this and return confidence and the markets back to full normalization. This relationship was directly illustrated by the rebound in economic activity and markets as the Delta variant began to fade in September – October 2021.

The 600-pound gorilla of macro discussions in 2021 has been inflation. The past year witnessed a sharp rise in inflation as rapidly recovering demand far outpaced the output from the supply chain. On the demand side, consumers were wary to engage in service activities (e.g., dining out, spectator events, etc.). Alternatively, they used some of their forgone service consumption to increase savings but also used a substantial amount to buy goods, often via online shopping. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends, while service consumption was -$292 billion or -3.4% lower than pre-pandemic.

This huge demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. Core personal consumption expenditures reached 6.1% year-over-year by the third quarter. It moderated in the fourth quarter to 4.5% year-over-year.

How economic normalization plays out will ultimately determine the path of inflation as well. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well.

PERFORMANCE

For the year ended October 31, 2021, Transamerica High Yield ESG (Class I) returned 5.76%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 10.53%.

STRATEGY REVIEW

Given the ESG focus, the Fund may exhibit biases versus the benchmark with the most notable being an underweight to CCCs and below as well as a material underweight to energy. Given these are two of the higher beta segments in the market, CCCs and energy largely led the rally during the fiscal year. Against this backdrop, the Fund’s underweight to energy and CCCs and below detracted from performance. Security selection within BBs and Bs also weighed on performance. Conversely, an underweight to BBs was a positive contributor during the fiscal year. By sub-sector, the largest contributors included insurance, other finance and brokerage/asset managers. Aside from energy, which was the largest detractor, other sub-sectors that detracted included capital goods and basic industry.

With respect to positioning and themes, overweights during the fiscal year included a number of sub-sectors within financials, communications and certain consumer-related sectors. This included banking, media and entertainment, cable and satellite, technology, building materials and construction, among others. Examples of underweights included energy, transportation, certain consumer non-cyclicals such as pharmaceuticals and health care, as well as specific consumer cyclicals such as gaming and retail. Underweights were largely due to ESG concerns and/or what the portfolio managers viewed as relatively unattractive valuations.

With respect to ratings allocation, the sub-adviser maintained a modest up-in-quality bias with a focus on issuers with more favorable ESG profiles. While the underweight to BB-rated credit remained at fiscal year-end, it was partially offset by an off-index allocation to investment grade credit. The modest overweight to B-rated credit was followed by an underweight to CCC and below, given the ESG focus tended to result in an up-in-quality bias for the Fund overall.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	97.8%
Other Investment Company	3.4
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.88
Duration †	3.90

Credit Quality ‡	Percentage of Net Assets
BBB	5.9%
BB	52.5
B	34.7
CCC and Below	4.7
Not Rated	3.4
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	5.76%	4.49%	07/31/2020
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	10.53%	8.81%
Class I2 (NAV)	5.78%	4.51%	07/31/2020

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 97.8%
Auto Components - 1.4%
Dana, Inc. 5.63%, 06/15/2028 (A)	$140,000	$148,092
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	40,000	42,540
5.00%, 07/15/2029 (B)	35,000	36,925
9.50%, 05/31/2025	18,000	19,618
Patrick Industries, Inc. 7.50%, 10/15/2027 (B)	45,000	48,206

		295,381

Banks - 3.1%
Barclays PLC Fixed until 09/15/2023 (C), 7.75% (D)	200,000	217,210
CIT Group, Inc. 4.75%, 02/16/2024	55,000	58,437
Citigroup, Inc.
Fixed until 12/10/2025 (C), 4.00% (D)	18,000	18,383
Fixed until 09/12/2024 (C), 5.00% (D)	60,000	62,047
Intesa Sanpaolo SpA 4.20%, 06/01/2032 (B)	200,000	201,732
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	100,000	102,287

		660,096

Beverages - 1.2%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (B)	266,000	263,625

Building Products - 2.7%
Builders FirstSource, Inc.
4.25%, 02/01/2032 (B)	34,000	34,270
5.00%, 03/01/2030 (B)	60,000	63,375
6.75%, 06/01/2027 (B)	72,000	75,870
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A) (B)	356,000	369,350
Standard Industries, Inc. 5.00%, 02/15/2027 (B)	40,000	41,050

		583,915

Capital Markets - 1.6%
LPL Holdings, Inc.
4.00%, 03/15/2029 (B)	207,000	211,140
4.63%, 11/15/2027 (B)	50,000	51,500
MSCI, Inc. 3.63%, 09/01/2030 (B)	73,000	74,825

		337,465

Chemicals - 0.4%
Hexion, Inc. 7.88%, 07/15/2027 (B)	50,000	53,000
Unifrax Escrow Issuer Corp.
5.25%, 09/30/2028 (B)	13,000	12,968
7.50%, 09/30/2029 (B)	15,000	14,906

		80,874

Commercial Services & Supplies - 4.0%
Covanta Holding Corp. 5.00%, 09/01/2030	189,000	188,055

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
FXI Holdings, Inc. 12.25%, 11/15/2026 (B)	$ 30,000	$ 33,376
Garda World Security Corp.
4.63%, 02/15/2027 (B)	100,000	99,000
6.00%, 06/01/2029 (B)	39,000	38,123
Harsco Corp. 5.75%, 07/31/2027 (B)	110,000	114,263
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 07/15/2029 (B)	107,000	104,619
5.63%, 10/01/2028 (B)	168,000	174,675
Stericycle, Inc. 5.38%, 07/15/2024 (B)	95,000	97,850

		849,961

Communications Equipment - 2.8%
Avaya, Inc. 6.13%, 09/15/2028 (B)	131,000	136,279
CommScope Technologies LLC 6.00%, 06/15/2025 (B)	83,000	82,156
CommScope, Inc.
4.75%, 09/01/2029 (B)	127,000	124,612
6.00%, 03/01/2026 (B)	90,000	92,700
Nokia OYJ 3.38%, 06/12/2022	150,000	152,063

		587,810

Construction & Engineering - 1.0%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (B)	70,000	69,073
6.63%, 01/15/2028 (B)	80,000	84,600
Taylor Morrison Communities, Inc. 5.88%, 06/15/2027 (B)	50,000	55,937

		209,610

Construction Materials - 1.1%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (B)	230,000	239,200

Consumer Finance - 1.7%
Ally Financial, Inc.
3.88%, 05/21/2024	75,000	79,952
5.75%, 11/20/2025	60,000	68,121
Ford Motor Credit Co. LLC 4.00%, 11/13/2030	200,000	208,750

		356,823

Containers & Packaging - 3.9%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028 (A) (B)	200,000	195,750
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (B)	135,000	142,425
5.38%, 01/15/2028 (B)	137,000	143,336
Graphic Packaging International LLC 3.50%, 03/15/2028 - 03/01/2029 (B)	108,000	108,670
Greif, Inc. 6.50%, 03/01/2027 (B)	81,000	84,240
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (B)	50,000	50,162
7.25%, 04/15/2025 (B)	53,000	51,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (B)	$ 40,000	$ 39,140
Trident TPI Holdings, Inc. 9.25%, 08/01/2024 (B)	16,000	16,740

		831,779

Diversified Consumer Services - 0.2%
WW International, Inc. 4.50%, 04/15/2029 (A) (B)	40,000	38,300

Diversified Financial Services - 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	150,000	173,716
Dana Financing SARL 5.75%, 04/15/2025 (B)	140,000	144,200
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 10/01/2025 (B)	40,000	40,300
United Wholesale Mortgage LLC 5.50%, 11/15/2025 - 04/15/2029 (B)	131,000	129,512

		487,728

Diversified Telecommunication Services - 5.6%
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (B)	80,000	81,300
6.00%, 01/15/2030 (B)	47,000	47,222
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	102,000	115,637
Iliad Holding SAS 6.50%, 10/15/2026 (B)	200,000	206,040
Level 3 Financing, Inc.
3.63%, 01/15/2029 (B)	18,000	16,965
3.75%, 07/15/2029 (B)	66,000	62,370
4.25%, 07/01/2028 (B)	83,000	82,066
Lumen Technologies, Inc.
5.13%, 12/15/2026 (B)	185,000	189,298
5.38%, 06/15/2029 (B)	46,000	46,173
7.50%, 04/01/2024	60,000	65,850
Switch Ltd.
3.75%, 09/15/2028 (B)	36,000	35,820
4.13%, 06/15/2029 (B)	79,000	79,395
Telecom Italia Capital SA
6.00%, 09/30/2034	18,000	20,025
6.38%, 11/15/2033	19,000	21,797
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (B)	116,000	112,665

		1,182,623

Electric Utilities - 2.1%
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (B)	425,000	439,875

Electrical Equipment - 0.1%
Atkore, Inc. 4.25%, 06/01/2031 (B)	12,000	12,120

Electronic Equipment, Instruments & Components - 1.0%
Sensata Technologies BV 4.88%, 10/15/2023 (B)	95,000	100,581

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Sensata Technologies, Inc. 4.38%, 02/15/2030 (B)	$ 100,000	$ 105,539

		206,120

Energy Equipment & Services - 1.9%
CSI Compressco LP / CSI Compressco Finance, Inc. 7.50%, 04/01/2025 (B)	45,000	44,550
Enviva Partners LP / Enviva Partners Finance Corp. 6.50%, 01/15/2026 (B)	62,000	64,124
Sunnova Energy Corp. 5.88%, 09/01/2026 (B)	190,000	192,850
USA Compression PartnersLP / USA Compression Finance Corp. 6.88%, 09/01/2027	100,000	103,875

		405,399

Entertainment - 0.4%
Netflix, Inc. 4.88%, 06/15/2030 (B)	70,000	82,263

Equity Real Estate Investment Trusts - 5.1%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (B)	67,000	66,414
6.00%, 04/15/2025 (B)	215,000	223,912
Iron Mountain, Inc.
4.50%, 02/15/2031 (B)	15,000	15,150
5.25%, 03/15/2028 (B)	215,000	223,869
iStar, Inc. 5.50%, 02/15/2026	37,000	38,434
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	165,000	166,254
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.88%, 10/01/2028 (B)	48,000	50,160
SBA Communications Corp.
3.13%, 02/01/2029 (A) (B)	144,000	138,240
3.88%, 02/15/2027	55,000	56,720
4.88%, 09/01/2024	95,000	96,187

		1,075,340

Food & Staples Retailing - 1.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 4.63%, 01/15/2027 (B)	150,000	156,983
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026 (B)	49,000	49,664
Rite Aid Corp. 7.50%, 07/01/2025 (B)	100,000	100,250

		306,897

Food Products - 2.7%
Darling Ingredients, Inc. 5.25%, 04/15/2027 (B)	205,000	212,431
Kraft Heinz Foods Co.
3.88%, 05/15/2027	90,000	97,550
4.88%, 10/01/2049	90,000	111,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Post Holdings, Inc.
4.50%, 09/15/2031 (B)	$ 27,000	$ 26,532
4.63%, 04/15/2030 (B)	121,000	121,605

		569,425

Health Care Equipment & Supplies - 0.4%
Mozart Debt Merger Sub, Inc.
3.88%, 04/01/2029 (A) (B)	74,000	73,683
5.25%, 10/01/2029 (B)	15,000	15,225

		88,908

Health Care Providers & Services - 4.1%
AdaptHealth LLC
4.63%, 08/01/2029 (A) (B)	5,000	4,950
5.13%, 03/01/2030 (B)	12,000	12,060
6.13%, 08/01/2028 (B)	115,000	121,756
DaVita, Inc.
3.75%, 02/15/2031 (B)	72,000	68,220
4.63%, 06/01/2030 (B)	75,000	75,369
Encompass Health Corp.
4.63%, 04/01/2031	5,000	5,106
4.75%, 02/01/2030	140,000	143,500
HCA, Inc.
3.50%, 09/01/2030	110,000	115,682
5.88%, 02/15/2026	85,000	96,794
Tenet Healthcare Corp.
4.25%, 06/01/2029 (B)	44,000	44,540
6.13%, 10/01/2028 (B)	180,000	188,991

		876,968

Hotels, Restaurants & Leisure - 6.9%
1011778 BC ULC / New Red Finance, Inc. 3.88%, 01/15/2028 (B)	32,000	31,923
Boyd Gaming Corp. 4.75%, 12/01/2027	79,000	81,394
Boyne USA, Inc. 4.75%, 05/15/2029 (B)	121,000	123,722
GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/2025	110,000	122,024
Hilton Domestic Operating Co., Inc. 4.88%, 01/15/2030 (A)	190,000	202,821
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.
4.88%, 07/01/2031 (B)	187,000	186,043
5.00%, 06/01/2029 (B)	23,000	23,454
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029 (B)	73,000	73,000
NCL Corp. Ltd.
3.63%, 12/15/2024 (A) (B)	85,000	80,006
5.88%, 03/15/2026 (B)	13,000	13,032
10.25%, 02/01/2026 (B)	50,000	57,440
12.25%, 05/15/2024 (B)	30,000	35,389
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (B)	14,000	13,580
10.88%, 06/01/2023 (B)	65,000	72,719
Travel & Leisure Co.
5.65%, 04/01/2024	100,000	108,355
6.60%, 10/01/2025	75,000	83,700

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Viking Cruises Ltd. 6.25%, 05/15/2025 (B)	$ 150,000	$ 149,250

		1,457,852

Household Durables - 3.8%
Beazer Homes USA, Inc. 7.25%, 10/15/2029	70,000	76,475
Century Communities, Inc. 3.88%, 08/15/2029 (B)	185,000	184,364
KB Home
4.80%, 11/15/2029	70,000	75,425
7.63%, 05/15/2023	100,000	106,250
Lennar Corp. 5.00%, 06/15/2027	112,000	128,248
Meritage Homes Corp.
5.13%, 06/06/2027	45,000	49,613
6.00%, 06/01/2025	37,000	41,540
Newell Brands, Inc. 4.88%, 06/01/2025	110,000	120,487
Tempur Sealy International, Inc. 3.88%, 10/15/2031 (B)	34,000	33,692

		816,094

Independent Power & Renewable Electricity Producers - 2.4%
Calpine Corp.
4.50%, 02/15/2028 (B)	85,000	86,106
5.00%, 02/01/2031 (B)	90,000	88,209
Clearway Energy Operating LLC
3.75%, 02/15/2031 (B)	20,000	19,800
4.75%, 03/15/2028 (B)	306,000	323,748

		517,863

Insurance - 0.9%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.25% (D), 02/12/2067 (A) (B)	60,000	58,200
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.48% (D), 05/17/2066	151,000	135,900

		194,100

IT Services - 0.8%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (B)	48,000	47,880
Gartner, Inc.
3.75%, 10/01/2030 (B)	17,000	17,234
4.50%, 07/01/2028 (B)	50,000	52,060
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (B)	53,000	50,633

		167,807

Life Sciences Tools & Services - 0.5%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (B)	52,000	52,520
4.00%, 03/15/2031 (B)	52,000	53,755

		106,275

Machinery - 3.1%
Madison IAQ LLC
4.13%, 06/30/2028 (B)	116,000	115,399
5.88%, 06/30/2029 (B)	31,000	30,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Meritor, Inc. 6.25%, 06/01/2025 (B)	$ 190,000	$ 198,787
SRM Escrow Issuer LLC 6.00%, 11/01/2028 (B)	89,000	92,560
Vertiv Group Corp. 4.13%, 11/15/2028 (B)	88,000	87,670
Wabash National Corp. 4.50%, 10/15/2028 (B)	142,000	138,057

		663,241

Media - 12.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (B)	99,000	97,938
4.50%, 06/01/2033 (B)	40,000	39,900
5.00%, 02/01/2028 (B)	75,000	78,000
Clear Channel Outdoor Holdings, Inc. 7.50%, 06/01/2029 (B)	45,000	46,029
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (B)	65,000	66,703
CSC Holdings LLC 4.50%, 11/15/2031 (B)	200,000	193,780
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (B)	60,000	33,900
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.88%, 08/15/2027 (B)	40,000	41,466
DISH DBS Corp.
5.88%, 07/15/2022	33,000	33,825
7.75%, 07/01/2026	70,000	77,787
Gray Escrow II, Inc. 5.38%, 11/15/2031 (B) (E)	48,000	48,629
Gray Television, Inc.
4.75%, 10/15/2030 (B)	205,000	202,208
7.00%, 05/15/2027 (B)	94,000	100,580
iHeartCommunications, Inc.
6.38%, 05/01/2026	100,000	104,000
8.38%, 05/01/2027	68,000	72,420
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (B)	200,000	210,000
Meredith Corp. 6.50%, 07/01/2025	50,000	53,313
Nexstar Media, Inc. 4.75%, 11/01/2028 (A) (B)	23,000	23,498
Scripps Escrow II, Inc.
3.88%, 01/15/2029 (B)	31,000	30,845
5.38%, 01/15/2031 (B)	37,000	36,214
Sinclair Television Group, Inc. 5.50%, 03/01/2030 (A) (B)	60,000	57,300
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (B)	37,000	37,046
4.13%, 07/01/2030 (B)	130,000	129,178
Summer BC Bidco B LLC 5.50%, 10/31/2026 (B)	200,000	203,500
TEGNA, Inc.
4.63%, 03/15/2028	120,000	121,050
4.75%, 03/15/2026 (B)	34,000	35,404

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Univision Communications, Inc. 6.63%, 06/01/2027 (A) (B)	$ 70,000	$ 75,727
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	200,000	203,330
Ziggo BV 5.50%, 01/15/2027 (B)	150,000	153,750

		2,607,320

Metals & Mining - 2.1%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (B)	91,000	98,849
Mineral Resources Ltd. 8.13%, 05/01/2027 (B)	45,000	48,583
New Gold, Inc. 7.50%, 07/15/2027 (B)	187,000	201,960
Novelis Corp.
3.25%, 11/15/2026 (B)	42,000	41,895
3.88%, 08/15/2031 (B)	12,000	11,715
4.75%, 01/30/2030 (B)	45,000	46,800

		449,802

Oil, Gas & Consumable Fuels - 2.1%
Cheniere Energy Partners LP 4.00%, 03/01/2031 (B)	100,000	104,002
DCP Midstream LP Fixed until 12/15/2022 (C), 7.38% (D)	27,000	27,068
DCP Midstream Operating LP 5.38%, 07/15/2025 (A)	38,000	41,990
Hess Midstream Operations LP 5.13%, 06/15/2028 (B)	115,000	119,450
NuStar Logistics LP 5.63%, 04/28/2027	50,000	52,438
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.50%, 03/01/2030	85,000	93,418

		438,366

Paper & Forest Products - 0.4%
Glatfelter Corp. 4.75%, 11/15/2029 (B)	77,000	78,378

Personal Products - 0.4%
Coty, Inc.
5.00%, 04/15/2026 (B)	46,000	47,150
6.50%, 04/15/2026 (A) (B)	33,000	33,908

		81,058

Pharmaceuticals - 0.9%
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (B)	10,000	9,175
5.25%, 01/30/2030 (A) (B)	40,000	36,050
5.25%, 02/15/2031 (B)	3,000	2,696
6.13%, 04/15/2025 (B)	118,000	120,185
9.00%, 12/15/2025 (B)	28,000	29,374

		197,480

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	45,000	48,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 1.0%
Uber Technologies, Inc.
4.50%, 08/15/2029 (A) (B)	$ 71,000	$ 71,456
6.25%, 01/15/2028 (B)	5,000	5,369
8.00%, 11/01/2026 (B)	128,000	136,243

		213,068

Software - 0.8%
NCR Corp.
5.00%, 10/01/2028 (B)	15,000	15,187
5.13%, 04/15/2029 (B)	40,000	40,903
5.25%, 10/01/2030 (B)	9,000	9,270
6.13%, 09/01/2029 (B)	90,000	96,695

		162,055

Specialty Retail - 0.1%
Gap, Inc.
3.63%, 10/01/2029 (B)	10,000	9,800
3.88%, 10/01/2031 (B)	10,000	9,800

		19,600

Technology Hardware, Storage & Peripherals - 1.6%
Dell International LLC / EMC Corp.
6.02%, 06/15/2026	35,000	41,247
7.13%, 06/15/2024 (B)	95,000	96,538
Seagate HDD Cayman 4.09%, 06/01/2029	109,000	112,703
Western Digital Corp. 4.75%, 02/15/2026	90,000	98,663

		349,151

Trading Companies & Distributors - 2.5%
Boise Cascade Co. 4.88%, 07/01/2030 (B)	240,000	252,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors (continued)
Herc Holdings, Inc. 5.50%, 07/15/2027 (B)	$ 75,000	$ 78,188
United Rentals North America, Inc.
3.75%, 01/15/2032	80,000	79,808
4.00%, 07/15/2030	115,000	117,333

		527,329

Wireless Telecommunication Services - 2.8%
Sprint Corp. 7.88%, 09/15/2023	250,000	277,187
T-Mobile USA, Inc. 3.38%, 04/15/2029 (B)	31,000	31,853
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (B)	280,000	281,400

		590,440

Total Corporate Debt Securities (Cost $20,547,133)		20,753,822

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	729,145	729,145

Total Other Investment Company (Cost $729,145)		729,145

Total Investments (Cost $21,276,278)		21,482,967
Net Other Assets (Liabilities) - (1.2)%		(264,683)

Net Assets - 100.0%		$21,218,284

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$20,753,822	$—	$20,753,822
Other Investment Company	729,145	—	—	729,145

Total Investments	$729,145	$20,753,822	$—	$21,482,967

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,127,103, collateralized by cash collateral of $729,145 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $421,350. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $15,223,351, representing 71.7% of the Fund’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2021. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rate disclosed reflects the yield at October 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

Municipal and Treasury rates increased during the fiscal year ended October 31, 2021, following the historic lows realized earlier in the COVID-19 pandemic. Despite the sell-off in rates, high yield municipal bonds significantly outperformed their higher quality counterparts due to the tightening of credit spreads in the low interest rate environment as investors continued to reach for yield.

The belly of the yield curve (5-10 years) was the weakest spot for both U.S. Treasuries and Municipals as they were the most active in the sell-off. Municipals in the belly cheapened 36 basis points whereas Treasuries sold off 82 basis points. Municipals outperformed Treasuries across the curve as well with 30-year Municipals tightening two basis points versus Treasuries, which cheapened 33 basis points.

High yield Muni bonds continued to outperform during the fiscal year as many sectors continued to recover from the COVID-19 pandemic along with robust demand from investors for higher yielding investments. President Biden’s $1 Trillion bipartisan infrastructure bill was the main focus throughout the year. The plan is aimed at helping to provide funding assistance for the construction and renovation of roads, buildings, bridges and other essential infrastructure, a potential boon to the municipal bond market.

PERFORMANCE

For the year ended October 31, 2021, Transamerica High Yield Muni (Class A) returned 9.81%, excluding any sales charges. By comparison, its benchmark, the Bloomberg High Yield Municipal Bond Index, returned 10.68%.

STRATEGY REVIEW

The Fund shortened its duration from 5.19 years to 5.00 years, which sits shorter than its benchmark at 6.63 years. Despite the shorter duration, the Fund underperformed its benchmark for the fiscal year ended October 31, 2021 due to its credit-quality allocation. The Fund and its benchmark were similar in terms of maturity breakdowns; however, the Fund was approximately 65.2% weighted in the 20+ years bucket at fiscal year end, whereas its benchmark only had about 56.4%. The belly of the yield curve saw the largest underperformance throughout the year, which negatively affected the Fund’s performance with its higher allocation.

Industrial Development Revenue (“IDR”) bonds the top performing sector for the year followed by the special tax sector. The Fund remained underweight IDR bonds with an approximate weighting of 23.2% versus 27.7% in the index. IDR bonds within the Fund returned 14.53% for the year while the special tax sector holdings returned 12.18%. The Fund’s holdings within these sectors outperformed those in its benchmark; however, its benchmark had a more heavily weighted allocation to these sectors, which detracted.

The Fund’s credit quality allocation was the main reason for underperformance during the fiscal year. The Fund’s 32.8% exposure to investment grade credits was the largest detractor as they severely underperformed high yield Muni bonds throughout the year. The Fund’s non-investment grade and non-rated holdings outperformed its benchmark’s; however, the underweight exposure was the main detractor.

The Fund has continued to prefer the housing, charter school and healthcare sectors. Additionally, the Fund continued to seek smaller issues with additional yield required to clear the market at issuance, as the spreads have historically tightened to comparable bonds in the secondary market.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	93.0%
Repurchase Agreement	8.1
Exchange-Traded Fund	0.4
Other Investment Company	0.3
Corporate Debt Security	0.2
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.80
Duration †	5.00

Credit Quality ‡	Percentage of Net Assets
AAA	9.0%
AA	8.3
A	1.1
BBB	23.3
BB	11.6
B	0.7
Not Rated	48.0
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	6.24%	3.91%	6.24%	07/31/2013
Class A (NAV)	9.81%	4.60%	6.67%	07/31/2013
Bloomberg High Yield Municipal Bond Index (A)	10.68%	6.18%	6.41%
Class C (POP)	8.24%	3.99%	6.07%	07/31/2013
Class C (NAV)	9.24%	3.99%	6.07%	07/31/2013
Class I (NAV)	9.98%	4.72%	6.83%	07/31/2013
Class I2 (NAV)	10.17%	4.82%	4.44%	09/30/2016

(A) The Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bond (junk bonds) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as ‘non-diversified,’ which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the fund will be more susceptible to negative events.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITY - 0.2%
Commercial Services & Supplies - 0.2%
Wildflower Improvement Association 6.63%, 03/01/2031 (A) (B)	$397,752	$398,092

Total Corporate Debt Security (Cost $390,942)		398,092

MUNICIPAL GOVERNMENT OBLIGATIONS - 93.0%
Alabama - 0.6%
County of Perry, General Obligation Unlimited,
Series A, 5.50%, 12/01/2040	50,000	49,147
Series B, 7.38%, 12/01/2030	320,000	320,666
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (B)	500,000	557,446
Selma Industrial Development Board, Revenue Bonds, Series A, 5.38%, 12/01/2035	100,000	100,358

		1,027,617

Arizona - 5.7%
Arizona Industrial Development Authority, Revenue Bonds,
5.00%, 07/01/2055 (B)	395,000	422,174
Class A, 4.00%, 07/01/2051	1,500,000	1,631,883
Glendale Industrial Development Authority, Revenue Bonds, 5.00%, 05/15/2056	1,340,000	1,498,345
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 4.63%, 07/01/2026 (A) (B)	600,000	647,232
Industrial Development Authority of the County of Pima, Revenue Bonds,
5.00%, 07/01/2056 (B)	2,310,000	2,516,708
6.95%, 07/01/2041	150,000	150,331
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (B)	500,000	539,691
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	110,000	124,339
Tempe Industrial Development Authority, Revenue Bonds, Class B, 4.00%, 12/01/2056	2,130,000	2,243,838

		9,774,541

Arkansas - 0.1%
County of Independence Hydroelectric Power Revenue, Revenue Bonds,
ACA, 5.30%, 05/01/2033	45,000	45,104
Series B, ACA, 4.80%, 05/01/2024	110,000	110,292

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arkansas (continued)
Saline County Property Owners Improvement District No. 49, General Obligation Limited, Series A, 5.75%, 02/01/2036	$ 15,000	$ 15,016

		170,412

California - 6.9%
California County Tobacco Securitization Agency, Revenue Bonds,
5.88%, 06/01/2035	135,000	135,196
Series A, 5.88%, 06/01/2043	35,000	35,051
California Health Facilities Financing Authority, Revenue Bonds, 5.00%, 09/01/2048	375,000	444,445
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A-1, 5.00%, 01/01/2056 (B)	600,000	662,580
California Municipal Finance Authority, Revenue Bonds, Series A, 5.50%, 06/01/2038 (B)	700,000	782,620
California Public Finance Authority, Revenue Bonds, 3.13%, 05/15/2029 (B)	1,360,000	1,373,522
5.00%, 11/15/2046 - 11/15/2056 (B)	3,575,000	4,044,392
Series A, 5.00%, 06/15/2049 (B)	250,000	255,765
California Statewide Communities Development Authority, Revenue Bonds,
Series A, 5.25%, 12/01/2056 (B)	500,000	571,915
5.75%, 01/15/2045 (B)	475,000	493,217
Series B, 6.00%, 12/01/2024	210,000	238,595
California Statewide Financing Authority, Revenue Bonds,
Series A, 5.63%, 05/01/2029	10,000	10,000
Series B, 6.00%, 05/01/2037	55,000	55,220
Golden State Tobacco Securitization Corp., Revenue Bonds, Series A-1, 5.00%, 06/01/2047	2,000,000	2,047,907
Palomar Health, Revenue Bonds, 5.00%, 11/01/2028	45,000	53,078
Upland Community Facilities District, Special Tax, Series A, 3.50%, 09/01/2049	600,000	633,201

		11,836,704

Colorado - 14.8%
Aerotropolis Regional Transportation Authority, Revenue Bonds, 5.00%, 12/01/2051	290,000	311,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Baseline Metropolitan District No. 1, General Obligation Unlimited, Series A, 5.00%, 12/01/2051	$ 1,000,000	$ 1,060,958
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2047	500,000	523,737
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, Series A, 5.00%, 12/01/2050	2,000,000	2,165,995
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	937,000	993,185
Clear Creek Transit Metropolitan District No. 2, General Obligation Limited, Series A, 5.00%, 12/01/2041 - 12/01/2050	1,075,000	1,162,371
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 4.00%, 10/01/2061	750,000	780,467
Colorado Health Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/15/2053	250,000	284,313
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	1,000,000	1,073,341
Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047	500,000	524,509
Denver Health & Hospital Authority, Revenue Bonds, Series A, 4.00%, 12/01/2040	500,000	570,390
Denver International Business Center Metropolitan District No. 1, General Obligation Limited, 6.00%, 12/01/2048	500,000	536,709
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	340,000	378,586
Painted Prairie Metropolitan District No. 2, General Obligation Limited, 5.25%, 12/01/2048	2,000,000	2,094,986
Peak Metropolitan District No. 1, General Obligation Limited, Series A, 5.00%, 12/01/2051 (B)	1,150,000	1,244,026
Pronghorn Valley Metropolitan District, General Obligation Limited, Series A, 4.00%, 12/01/2051	650,000	653,013

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	$ 90,000	$ 136,629
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2051	3,000,000	3,030,641
Ridgeline Vista Metropolitan District, General Obligation Limited, Series A, 5.25%, 12/01/2060	2,530,000	2,774,037
Town of Frisco Marina Enterprise Revenue, Revenue Bonds, 5.00%, 12/01/2048	150,000	160,116
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-1, 4.13%, 12/01/2031	1,000,000	1,095,407
5.00%, 12/01/2041	1,365,000	1,518,750
Westerly Metropolitan District No. 4, General Obligation Limited,
Series A, 5.00%, 12/01/2040	1,200,000	1,308,275
Series A, 5.00%, 12/01/2050	1,000,000	1,079,659

		25,461,136

Connecticut - 0.9%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series A, 5.00%, 01/01/2055 (B)	500,000	548,926
Series B-1, 3.25%, 01/01/2027 (B)	275,000	279,344
Series J, 5.00%, 07/01/2037 - 07/01/2042	755,000	778,504
South Central Connecticut Regional Water Authority, Revenue Bonds, AGM, 4.50%, 08/01/2038	10,000	10,029

		1,616,803

Delaware - 0.5%
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2054	835,000	928,776

District of Columbia - 0.1%
District of Columbia, Revenue Bonds, Series B, 5.00%, 07/01/2048	100,000	115,137
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds,
6.50%, 05/15/2033	5,000	5,477
Series A, Zero Coupon, 06/15/2046	100,000	21,978

		142,592

Florida - 5.9%
Capital Trust Agency, Inc., Revenue Bonds,
Zero Coupon, 07/01/2061 (B)	7,000,000	705,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Capital Trust Agency, Inc., Revenue Bonds, (continued)
Series A, 5.00%, 01/01/2056 (B)	$ 450,000	$ 493,261
City of Tampa, Revenue Bonds, Series A, Zero Coupon, 09/01/2053	2,000,000	599,367
County of Lake, Revenue Bonds, 5.00%, 01/15/2039 - 01/15/2054 (B)	1,025,000	1,125,147
Florida Development Finance Corp., Revenue Bonds,
4.00%, 07/01/2035 - 07/01/2045	1,325,000	1,442,099
5.13%, 06/01/2040 (B)	500,000	582,163
Series A, 4.00%, 06/01/2030	500,000	526,896
Series B, 7.38%, 01/01/2049 (B)	1,000,000	1,077,810
Miami-Dade County Industrial Development Authority, Revenue Bonds,
Series A, 4.25%, 06/01/2030 (B)	660,000	684,893
5.00%, 06/01/2047 (B)	350,000	363,743
Northern Palm Beach County Improvement District, Special Assessment, 4.50%, 08/01/2031	50,000	50,635
St. Johns County Industrial Development Authority, Revenue Bonds, 4.00%, 12/15/2050	2,300,000	2,468,953

		10,120,444

Georgia - 4.5%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052 (C)	5,000,000	4,918,625
George L Smith II Congress Center Authority, Revenue Bonds, 5.00%, 01/01/2054 (B)	2,520,000	2,916,324

		7,834,949

Hawaii - 0.0% (D)
State of Hawaii, General Obligation Unlimited, Series DQ, 5.00%, 06/01/2026	30,000	30,040

Idaho - 1.4%
Idaho Housing & Finance Association, Revenue Bonds,
Series A, 5.00%, 06/01/2035	285,000	315,404
6.00%, 07/01/2049 - 07/01/2054 (B)	1,725,000	2,044,214

		2,359,618

Illinois - 7.7%
Chicago Board of Education, General Obligation Unlimited,
Series A, 5.50%, 12/01/2039	25,000	25,087
Series A, AGM, 5.00%, 12/01/2035	550,000	670,029

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Chicago, General Obligation Unlimited,
7.52%, 01/01/2040	$ 215,000	$ 304,347
Series A, 5.00%, 01/01/2044	1,000,000	1,170,140
Series B, 6.21%, 01/01/2032	250,000	300,344
Series C, Zero Coupon, 01/01/2024	145,000	139,873
5.00%, 01/01/2026 - 01/01/2038	1,010,000	1,141,297
Cook County Community College District No. 508, General Obligation Unlimited, 5.50%, 12/01/2038	500,000	536,753
Cook County School District No. 132, General Obligation Limited, Series A, AGM, 4.20%, 12/01/2027	361,000	410,023
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 11/01/2056	2,630,000	2,959,452
Series A, 5.00%, 11/01/2049	1,000,000	1,094,914
Lombard Public Facilities Corp., Revenue Bonds, Series A-2, ACA-CBI, 5.50%, 01/01/2025 (A) (B)	41,556	42,140
State of Illinois, General Obligation Unlimited,
4.13%, 03/01/2028	35,000	35,375
6.63%, 02/01/2035	25,000	30,921
6.75%, 03/01/2029	115,000	142,617
7.10%, 07/01/2035	155,000	201,499
7.35%, 07/01/2035	20,000	25,406
Series A, 5.00%, 12/01/2034 - 05/01/2041	635,000	737,978
Series M, 5.10% (E), 06/01/2033	680,000	695,329
Village of Oak Lawn, General Obligation Unlimited,
Series A, 3.35%, 12/01/2026	315,000	315,381
5.23%, 12/01/2024	700,000	700,221
Village of Rosemont, General Obligation Unlimited, Series A, AGC, 6.00%, 12/01/2035	15,000	19,625
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,480,000	1,488,107
Will County Community High School District No. 210, General Obligation Unlimited,
Series A, 3.25%, 01/01/2030	45,000	45,759
3.38%, 01/01/2033	25,000	25,407
5.00%, 01/01/2027	55,000	57,510

		13,315,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana - 2.8%
Indiana Finance Authority, Revenue Bonds, Series A, 4.00%, 11/15/2026 - 11/15/2041	$ 2,415,000	$ 2,757,924
Indiana Housing & Community Development Authority, Revenue Bonds, Series A, 5.25%, 04/01/2041 (B)	2,000,000	2,079,734

		4,837,658

Iowa - 0.9%
Iowa Finance Authority, Revenue Bonds, Class A, 4.00%, 05/15/2053	1,500,000	1,615,841

Kansas - 0.4%
City of Manhattan, Revenue Bonds, Series A, 4.00%, 06/01/2046	525,000	562,545
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds, NATL, Zero Coupon, 12/01/2027	175,000	150,325

		712,870

Kentucky - 0.0% (D)
Edmonson County Industrial Building Revenue, Revenue Bonds, 5.00%, 03/01/2027	20,000	20,016
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	25,017

		45,033

Louisiana - 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 3.88%, 11/01/2045 (B)	1,285,000	1,330,615
Parish of St. James, Revenue Bonds, Series 2, 6.35%, 07/01/2040 (B)	500,000	655,039

		1,985,654

Maryland - 0.0% (D)
Maryland Economic Development Corp., Revenue Bonds, 5.75%, 09/01/2025	50,000	50,515

Massachusetts - 0.3%
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2049	500,000	554,871

Michigan - 0.9%
Kentwood Economic Development Corp., Revenue Bonds, 4.00%, 11/15/2045	500,000	543,502

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series C, Zero Coupon, 06/01/2058	$ 20,000,000	$ 1,016,284

		1,559,786

Minnesota - 4.2%
City of Apple Valley, Revenue Bonds, 4.00%, 09/01/2051 - 09/01/2061	1,695,000	1,764,798
City of Deephaven, Revenue Bonds, Series A, 5.25%, 07/01/2037	80,000	88,631
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	375,000	398,529
City of International Falls, Revenue Bonds, 5.65%, 12/01/2022	110,000	110,137
City of Woodbury, Revenue Bonds, 4.00%, 07/01/2056	575,000	612,466
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	930,000	988,635
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds,
Series A,
4.50%, 07/01/2028	485,000	541,573
5.00%, 07/01/2036 - 12/01/2050	1,765,000	2,061,202
Series B,
5.25%, 04/01/2043	400,000	404,595
Township of Baytown, Revenue Bonds,
Series A,
4.00%, 08/01/2041	200,000	209,865
4.25%, 08/01/2046	120,000	126,478

		7,306,909

Missouri - 0.1%
Health & Educational Facilities Authority, Revenue Bonds, 4.25%, 12/01/2042 (A) (B)	75,000	81,735

Montana - 0.1%
City of Forsyth, Revenue Bonds, Series A, 3.90% (F), 03/01/2031	135,000	139,385
Lewistown Special Improvement District No. 2005, Special Assessment, 4.60%, 07/01/2022	25,000	25,033

		164,418

Nevada - 0.1%
City of Reno, Special Assessment, 7.25%, 12/01/2025	35,000	35,049
County of Clark, Special Assessment, 4.00%, 08/01/2022	160,000	163,248

		198,297

New Jersey - 2.6%
County of Essex NJ, General Obligation Unlimited, Series A, 0.05%, 08/15/2037	2,375,000	1,597,442

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Essex County Improvement Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035 (G) (H)	$ 500,000	$ 375,000
5.13%, 12/01/2045 (G) (H)	30,000	22,500
New Jersey Economic Development Authority, Revenue Bonds,
Series A, 5.13%, 09/01/2052 (B)	760,000	836,372
Series B, 6.50%, 04/01/2031 (A)	10,000	11,297
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 5.00%, 07/01/2030	40,000	46,823
Tobacco Settlement Financing Corp., Revenue Bonds, Series B, 5.00%, 06/01/2046	1,320,000	1,518,634

		4,408,068

New Mexico - 0.2%
Artesia Hospital District, General Obligation Unlimited, 4.00%, 08/01/2023	400,000	406,685

New York - 4.0%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	500,000	557,157
Build NYC Resource Corp., Revenue Bonds,
Series A,
4.00%, 06/15/2056	450,000	475,769
5.00%, 12/01/2051 (B)	750,000	842,031
New York City Industrial Development Agency, Revenue Bonds, FGIC, CPI + 0.89%, 6.14% (F), 03/01/2027	20,000	22,274
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	10,000	10,011
New York Counties Tobacco Trust IV, Revenue Bonds, Series A, 5.00%, 06/01/2038	25,000	25,327
New York Counties Tobacco Trust VI, Revenue Bonds,
Series A-2B, 5.00%, 06/01/2045	870,000	970,350
Series C, 3.75%, 06/01/2045	1,760,000	1,816,830
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	113,094
Series A, AGM, 4.00%, 10/01/2035	345,000	408,304

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Transportation Development Corp., Revenue Bonds, 3.00%, 08/01/2031	$ 1,000,000	$ 1,066,197
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	66,183
Yonkers Economic Development Corp., Revenue Bonds, Series A, 5.00%, 10/15/2054	465,000	527,895

		6,901,422

North Carolina - 1.7%
North Carolina Medical Care Commission, Revenue Bonds, 4.00%, 09/01/2046 - 09/01/2051	1,815,000	2,048,068
Series A, 5.00%, 10/01/2050	785,000	927,906

		2,975,974

Ohio - 4.5%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-2, Class 2, 5.00%, 06/01/2055	4,685,000	5,257,222
Series B-3, Class 2, Zero Coupon, 06/01/2057	14,000,000	2,186,058
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (A)	20,000	20,066
County of Greene, Revenue Bonds, Series A, ACA, 5.10%, 09/01/2029	110,000	110,092
County of Hamilton, Revenue Bonds, 5.00%, 01/01/2036	100,000	109,825

		7,683,263

Oregon - 0.9%
Oregon State Facilities Authority, Revenue Bonds, Series B, 6.75%, 06/15/2022 (A) (B)	85,000	86,574
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Series B, 5.00%, 11/01/2039 (B)	500,000	596,647
Yamhill County Hospital Authority, Revenue Bonds, Series A, 5.00%, 11/15/2056	750,000	858,607

		1,541,828

Pennsylvania - 2.4%
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2039 - 01/01/2045	650,000	724,946
Montgomery County Industrial Development Authority, Revenue Bonds, Series A, 4.25%, 01/15/2029	80,000	86,656

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	$ 3,000,000	$ 3,316,476
Susquehanna Area Regional Airport Authority, Revenue Bonds, Series B, 9.88%, 01/01/2034	10,000	12,850

		4,140,928

Puerto Rico - 6.2%
Children’s Trust Fund, Revenue Bonds,
5.38%, 05/15/2033	10,000	10,063
5.50%, 05/15/2039	55,000	56,359
5.63%, 05/15/2043	45,000	45,238
Commonwealth of Puerto Rico, General Obligation Unlimited,
AGC-ICC,
5.50%, 07/01/2022	100,000	101,084
AGM,
5.13%, 07/01/2030	275,000	277,234
AGM-CR,
4.50%, 07/01/2023	75,000	75,173
5.00%, 07/01/2028	30,000	30,209
Series A, AGC-ICC,
5.00%, 07/01/2022 - 07/01/2033	620,000	624,315
5.25%, 07/01/2030	55,000	55,511
5.50%, 07/01/2029	245,000	268,662
Series A, AGM,
4.13%, 07/01/2023 - 07/01/2024	50,000	50,542
5.00%, 07/01/2035	265,000	267,280
5.38%, 07/01/2025	200,000	202,090
Series A-4, AGM,
5.00%, 07/01/2031	170,000	171,183
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	402,784
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	160,000	161,486
5.38%, 07/01/2028	30,000	30,313
5.50%, 07/01/2032	145,000	146,684
5.75%, 07/01/2037	650,000	659,058
Puerto Rico Convention Center District Authority, Revenue Bonds,
Series A, AGC,
4.50%, 07/01/2036	770,000	771,774
5.00%, 07/01/2027	275,000	276,914
Puerto Rico Electric Power Authority, Revenue Bonds,
Series DDD, AGM,
3.63%, 07/01/2023	340,000	339,992
3.65%, 07/01/2024	210,000	209,995
Series RR, AGC, 5.00%, 07/01/2028	270,000	271,879
Series SS, AGM, 5.00%, 07/01/2030	110,000	110,765
Series TT, AGC-ICC,
5.00%, 07/01/2032	265,000	266,844
Series TT, AGM-CR,
5.00%, 07/01/2027	25,000	25,174

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds, (continued)
Series UU, AGC,
4.25%, 07/01/2027	$ 365,000	$ 364,991
5.00%, 07/01/2026	165,000	166,148
Series UU, AGM,
5.00%, 07/01/2022 - 07/01/2024	315,000	317,192
Series VV, AGM,
5.25%, 07/01/2027	70,000	77,007
Puerto Rico Highway & Transportation Authority, Revenue Bonds,
AGC-ICC,
5.00%, 07/01/2028	55,000	55,383
Series AA, AGC-ICC,
5.00%, 07/01/2035	85,000	85,592
Series AA-1, AGM,
4.95%, 07/01/2026	155,000	156,006
Series CC, AGM,
5.25%, 07/01/2036	180,000	193,929
Series CC, AGM-CR,
5.50%, 07/01/2029	75,000	83,808
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	580,000	584,036
Series E, AGM,
5.50%, 07/01/2023	150,000	158,657
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	305,000	307,122
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,041
5.00%, 07/01/2030	30,000	30,209
Series M, AGC-ICC,
5.00%, 07/01/2032	160,000	161,163
Series N, AGC,
5.25%, 07/01/2036	120,000	129,274
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	265,000	292,800
Puerto Rico Municipal Finance Agency, Revenue Bonds,
Series A, AGM,
4.75%, 08/01/2022	140,000	140,648
5.00%, 08/01/2022 - 08/01/2030	845,000	850,880
Series A, AGM-CR,
4.75%, 08/01/2025	70,000	70,324
Puerto Rico Public Buildings Authority, Revenue Bonds,
Series I, AGC-ICC,
5.00%, 07/01/2036	290,000	292,018
Series K, AGM,
5.25%, 07/01/2027	190,000	191,764

		10,647,597

South Carolina - 0.1%
County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	245,000	247,982

Texas - 3.4%
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	550,000	599,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2034	$ 35,000	$ 35,221
City of Rowlett, Special Assessment,
4.13%, 09/15/2041 (B)	448,000	436,993
4.25%, 09/15/2051 (B)	514,000	492,165
Harris County-Houston Sports Authority, Revenue Bonds, NATL, Zero Coupon, 11/15/2023	10,000	9,640
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
4.00%, 11/01/2049 - 11/01/2055	2,250,000	2,501,751
5.00%, 01/01/2047 - 01/01/2055	1,000,000	1,049,849
Newark Higher Education Finance Corp., Revenue Bonds, 5.00%, 06/15/2048	50,000	50,799
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	435,000	474,920
Van Alstyne Economic Development Corp., Revenue Bonds, 4.00%, 08/15/2031	240,000	255,879

		5,906,536

Virginia - 5.1%
Buena Vista Public Recreational Facilities Authority, Revenue Bonds, Series A, ACA, 5.50%, 07/15/2035 (I)	50,000	50,045
Buena Vista Public Service Authority, Revenue Bonds,
Series A,
5.13%, 01/01/2023	15,000	15,024
6.00%, 01/01/2027	50,000	50,067
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	375,000	433,754
James City County Economic Development Authority, Revenue Bonds, Series A, 4.00%, 12/01/2050	2,500,000	2,705,654
Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.00%, 06/01/2047	190,000	191,057
Virginia College Building Authority, Revenue Bonds, 4.00%, 06/01/2046	850,000	945,465
Virginia Small Business Financing Authority, Revenue Bonds, 4.00%, 12/01/2051	4,000,000	4,426,980

		8,818,046

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
West Virginia - 0.0% (D)
Tobacco Settlement Finance Authority, Revenue Bonds, Series B, Zero Coupon, 06/01/2047	$ 450,000	$ 47,696

Wisconsin - 1.8%
Public Finance Authority, Revenue Bonds,
5.00%, 04/01/2022 (A)	25,000	25,393
5.00%, 06/15/2053	175,000	203,439
Series A, 5.00%, 06/15/2049 (B)	90,000	96,902
Series A, AGM, 4.00%, 07/01/2059	1,000,000	1,104,982
5.00%, 07/01/2054	1,000,000	1,179,991
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 5.00%, 08/01/2039	500,000	527,657

		3,138,364

Total Municipal Government Obligations (Cost $155,836,476)		160,597,142

	Shares	Value
EXCHANGE-TRADED FUND - 0.4%
U.S. Fixed Income Fund - 0.4%
iShares 20+ Year Treasury Bond ETF (J)	4,000	590,760

Total Exchange-Traded Fund (Cost $568,000)		590,760

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (K)	482,400	482,400

Total Other Investment Company (Cost $482,400)		482,400

	Principal	Value
REPURCHASE AGREEMENT - 8.1%
Fixed Income Clearing Corp., 0.00% (K), dated 10/29/2021, to be repurchased at $14,036,719 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $14,317,505.	$14,036,719	14,036,719

Total Repurchase Agreement (Cost $14,036,719)		14,036,719

Total Investments (Cost $171,314,537)		176,105,113
Net Other Assets (Liabilities) - (2.0)%		(3,457,641)

Net Assets - 100.0%		$172,647,472

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Security	$—	$398,092	$—	$398,092
Municipal Government Obligations	—	160,597,142	—	160,597,142
Exchange-Traded Fund	590,760	—	—	590,760
Other Investment Company	482,400	—	—	482,400
Repurchase Agreement	—	14,036,719	—	14,036,719

Total Investments	$1,073,160	$175,031,953	$—	$176,105,113

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Restricted securities. At October 31, 2021, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Security	Wildflower Improvement Association 6.63%, 03/01/2031	12/10/2020	$390,493	$398,092	0.2%

Municipal Government Obligations	Industrial Development Authority of the City of Phoenix Revenue Bonds 4.63%, 07/01/2026	04/06/2016	600,010	647,232	0.4

Municipal Government Obligations	Lombard Public Facilities Corp. Revenue Bonds Series A-2, ACA-CBI 5.50%, 01/01/2025	08/30/2017	39,054	42,140	0.0	(D)

Municipal Government Obligations	Health & Educational Facilities Authority Revenue Bonds 4.25%, 12/01/2042	09/10/2019	78,020	81,735	0.1

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	10,535	11,297	0.0	(D)

Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	20,066	0.0	(D)

Municipal Government Obligations	Oregon State Facilities Authority Revenue Bonds Series B 6.75%, 06/15/2022	11/19/2015	85,002	86,574	0.1

Municipal Government Obligations	Public Finance Authority Revenue Bonds 5.00%, 04/01/2022	05/01/2017	25,171	25,393	0.0	(D)

Total			$1,248,347	$1,312,529	0.8%

(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $32,907,629, representing 19.1% of the Fund’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2021. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2021; the maturity date disclosed is the ultimate maturity date.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the total value of such securities is $397,500, representing 0.2% of the Fund’s net assets.
(H)	Non-income producing securities.
(I)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2021, the value of this security is $50,045, representing less than 0.1% of the Fund’s net assets.
(J)	All or a portion of the security is on loan. The value of the security on loan is $472,608, collateralized by cash collateral of $482,400. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(K)	Rates disclosed reflect the yields at October 31, 2021.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
FGIC	Financial Guaranty Insurance Co.
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CPI	Consumer Price Index
CR	Custodial Receipts
ICC	Insured Custody Certificate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

At the start of the fiscal year ended October 31, 2021, the U.S. 10-year note was 0.83% and oil was at $37 per barrel. The U.S. was on the verge of a new administration and COVID-19 lockdown protocols were still in place. The U.S. Federal Reserve had slowed its pace of bond purchases to $80 billion of U.S. Treasury securities and $40 billion of US. agency mortgage bonds. The democrats won two tightly contested senate races in Georgia, which gave the Biden administration the House and the Senate, and a valid shot of dismantling the filibuster. Upon the democrats picking up the two Senate seats in Georgia, the Fund shifted to an underweight duration.

As the new administration took over, vaccines were distributed earlier than planned and the U.S. economy began to pull out of shutdown and into recovery. At the same time, the administration extended unemployment benefits and other programs that put funds directly into consumers’ hands. Over the fiscal year ended October 31, 2021, more money in the system through this government spending, combined with supply chain disruptions from shutdowns and worker shortages, for longer than the market anticipated, helped drive inflation higher. Consequently, rates moved higher, and at the end of October the 10-year was at 1.55%. Inflation outpaced everything by a wide margin and real yields collapsed over the period. Resulting from higher inflation, U.S. Treasury Inflation-Protected Securities (“US TIPS”) outperformed the nominal treasury curve by almost 10%, with US TIPS up 7.07% over the period, while U.S. Treasuries returned -2.45%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Inflation Opportunities (Class A) returned 5.73%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Global Inflation Linked Bond Index, returned 7.50%.

STRATEGY REVIEW

For the fiscal year ended October 31, 2021, the Fund underperformed the Bloomberg Global Inflation Linked Index primarily due to foreign exchange. Over the period ended October 31, 2021, the British Pound Sterling outperformed the U.S. dollar by 200 basis points. The Fund was heavily overweight U.S. dollar assets versus the unhedged global index.

Although break-evens (the difference between the yield of a TIPS security and the yield of a traditional Treasury of a comparable maturity) strengthened, yield curve contributed to performance as rates rose around the globe. Another contributor to performance was the underweight of Japanese linkers, which lagged the rest of the inflation linked market. Given the strength of US TIPS over the period, the Fund’s overweight to the asset class versus the global benchmark was additive. The Fund’s allocation to financial institution corporate bonds also contributed to returns.

The sub-adviser continues to allocate to investment grade corporate bonds in the inflation related industries but is taking a more cautious approach due to valuations and spreads. The sub-adviser continues to favor inflation linked government bonds from natural resource heavy countries like Canada, Australia, and New Zealand, although these countries’ economies lag the U.S. as COVID-19 variants still present a problem.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	54.3%
Corporate Debt Securities	21.6
Foreign Government Obligations	20.3
Short-Term Investment Company	6.2
Other Investment Company	3.0
Net Other Assets (Liabilities) ^	(5.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.26
Duration †	6.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.3%
AAA	10.5
AA	4.7
A	3.9
BBB	19.3
BB	3.4
B	0.1
Not Rated	9.2
Net Other Assets (Liabilities) ^	(5.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	0.69%	2.87%	2.10%	03/01/2014
Class A (NAV)	5.73%	3.88%	2.75%	03/01/2014
Bloomberg Global Inflation Linked Bond Index (A)	7.50%	4.94%	3.43%
Class C (POP)	3.89%	3.11%	1.98%	03/01/2014
Class C (NAV)	4.89%	3.11%	1.98%	03/01/2014
Class I (NAV)	6.08%	4.17%	3.01%	03/01/2014
Class I2 (NAV)	6.16%	4.21%	3.07%	03/01/2014
Class R6 (NAV)	6.07%	4.21%	4.24%	07/25/2016

(A) The Bloomberg Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. The price of an inflation-protected debt security can fall when real interest rates rise. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 21.6%
Banks - 6.7%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/15/2021 (B) (C)	$726,000	$725,102
Banco Santander Chile 3.18%, 10/26/2031 (D)	989,000	990,978
Bank of America Corp.
Fixed until 10/20/2031, 2.57% (A), 10/20/2032	500,000	502,010
4.18%, 11/25/2027	528,000	581,797
CPI-YoY + 1.10%, 6.47% (A), 11/19/2024	1,000,000	1,080,090
Barclays Bank PLC CPI-YoY + 1.00%, 6.37% (A), 05/22/2023 (E)	2,600,000	2,647,554
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (A), 01/18/2033 (C) (D)	321,000	331,111
BPCE SA Fixed until 10/19/2041, 3.58% (A), 10/19/2042 (D)	605,000	621,660
Corestates Capital II 3-Month LIBOR + 0.65%, 0.77% (A), 01/15/2027 (D)	269,000	261,512
Intesa Sanpaolo SpA 4.20%, 06/01/2032 (D)	215,000	216,862
Natwest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	381,000	379,319
UniCredit SpA Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (D)	621,000	679,680

		9,017,675

Capital Markets - 2.1%
Deutsche Bank AG Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,319,000	1,333,737
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (B), 5.00% (A) (C)	702,000	703,755
Morgan Stanley
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	111,000	107,912
CPI-YoY + 2.00%, 7.37% (A), 04/25/2023 - 06/09/2023	643,000	677,745

		2,823,149

Chemicals - 0.3%
Westlake Chemical Corp. 3.38%, 08/15/2061	461,000	446,080

Commercial Services & Supplies - 0.7%
Triton Container International Ltd. 3.15%, 06/15/2031 (D)	880,000	890,444

Consumer Finance - 0.9%
Ford Motor Credit Co. LLC 2.90%, 02/16/2028	622,000	616,557
Synchrony Financial 2.88%, 10/28/2031	650,000	647,428

		1,263,985

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 0.5%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (D)	$ 581,000	$ 668,011

Insurance - 1.2%
Enstar Group Ltd. 3.10%, 09/01/2031	742,000	724,408
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.25% (A), 02/12/2067 (D)	898,000	871,060

		1,595,468

Leisure Products - 0.4%
Brunswick Corp. 2.40%, 08/18/2031	542,000	522,485

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	625,000	603,578
3.90%, 06/01/2052	644,000	650,782

		1,254,360

Metals & Mining - 3.1%
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030 (C)	466,000	471,242
Glencore Funding LLC
2.63%, 09/23/2031 (D)	1,273,000	1,240,771
2.85%, 04/27/2031 (D)	791,000	792,476
Newcrest Finance Pty Ltd. 5.75%, 11/15/2041 (D)	446,000	589,399
Teck Resources Ltd. 6.25%, 07/15/2041	790,000	1,054,951
Vale Overseas Ltd. 3.75%, 07/08/2030	88,000	89,536

		4,238,375

Multi-Utilities - 0.2%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.24% (A), 05/15/2067	219,000	204,765

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031 (C)	127,000	126,956

Oil, Gas & Consumable Fuels - 3.6%
Apache Corp. 4.25%, 01/15/2030 (C)	500,000	531,250
Cenovus Energy, Inc. 4.25%, 04/15/2027	397,000	435,103
Diamondback Energy, Inc. 4.40%, 03/24/2051	424,000	488,520
Enable Midstream Partners LP 4.95%, 05/15/2028	253,000	282,762
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	731,000	788,781
Energy Transfer LP
5.80%, 06/15/2038	475,000	580,024
Fixed until 02/15/2023 (B), 6.25% (A)	691,000	629,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP Fixed until 12/15/2022 (B), 6.00% (A)	$ 133,000	$ 106,400
Enterprise Products Operating LLC
3.70%, 01/31/2051	435,000	460,850
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	243,000	255,310
Williams Cos., Inc. 3.50%, 10/15/2051	342,000	349,605

		4,908,065

Semiconductors & Semiconductor Equipment - 0.9%
Broadcom, Inc. 2.60%, 02/15/2033 (D)	1,286,000	1,241,127

Total Corporate Debt Securities (Cost $28,500,630)		29,200,945

FOREIGN GOVERNMENT OBLIGATIONS - 20.3%
Australia - 2.7%
Australia Government Bond
0.75%, 11/21/2027 (F)	AUD 1,900,000	1,645,553
2.50%, 09/20/2030 (F)	1,750,000	2,028,394

		3,673,947

Canada - 3.0%
Canadian Government Real Return Bond
4.00%, 12/01/2031	CAD 546,130	632,081
4.25%, 12/01/2026	3,368,648	3,411,880

		4,043,961

Mexico - 1.7%
Mexico Government International Bond 4.28%, 08/14/2041	$ 686,000	712,898
Mexico Udibonos Series S, 4.50%, 12/04/2025	MXN 31,366,080	1,652,844

		2,365,742

New Zealand - 4.8%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 7,375,000	6,486,874

Spain - 3.4%
Spain Government Inflation-Linked Bond
0.70%, 11/30/2033 (F)	EUR 2,213,253	3,120,627
1.00%, 11/30/2030 (F)	1,071,710	1,509,620

		4,630,247

United Kingdom - 4.7%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (F)	GBP 2,218,635	4,205,223
1.25%, 11/22/2032 (F)	990,808	2,085,239

		6,290,462

Total Foreign Government Obligations (Cost $26,546,029)		27,491,233

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 54.3%
U.S. Treasury Inflation-Protected Securities - 54.3%
U.S. Treasury Inflation-Indexed Bond
0.13%, 02/15/2051	$ 1,365,897	$ 1,551,947
0.75%, 02/15/2042 - 02/15/2045	2,236,518	2,801,727
1.00%, 02/15/2046	2,193,512	2,922,940
1.38%, 02/15/2044	938,984	1,313,459
2.13%, 02/15/2040	885,927	1,338,719
2.38%, 01/15/2025	3,047,541	3,506,517
3.38%, 04/15/2032	1,849,344	2,728,577
3.88%, 04/15/2029	2,163,187	3,029,222
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022 - 07/15/2031	25,714,084	27,242,333
0.13%, 04/15/2026 (C)	3,129,240	3,406,410
0.25%, 01/15/2025 - 07/15/2029	3,079,868	3,403,420
0.38%, 07/15/2023 - 07/15/2027	10,479,883	11,382,243
0.50%, 01/15/2028	1,663,485	1,870,284
0.63%, 04/15/2023 - 01/15/2026	6,294,703	6,816,855

Total U.S. Government Obligations (Cost $67,710,356)		73,314,653

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 6.2%
Money Market Fund - 6.2%
State Street Institutional U.S. Government Money Market Fund, 0.03% (G)	8,382,813	8,382,813

Total Short-Term Investment Company (Cost $8,382,813)		8,382,813

OTHER INVESTMENT COMPANY - 3.0%
Securities Lending Collateral - 3.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	4,084,140	4,084,140

Total Other Investment Company (Cost $4,084,140)		4,084,140

Total Investments (Cost $135,223,968)		142,473,784
Net Other Assets (Liabilities) - (5.4)%		(7,358,156)

Net Assets - 100.0%		$ 135,115,628

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	11/18/2021	USD	5,647,132	AUD	7,536,000	$—	$(22,240)
JPMS	11/18/2021	USD	4,816,361	CAD	6,020,000	—	(47,834)
JPMS	11/18/2021	USD	4,825,897	EUR	4,080,000	107,768	—
JPMS	11/18/2021	USD	6,431,754	GBP	4,657,000	58,331	—
JPMS	11/18/2021	USD	1,706,478	MXN	34,500,000	35,417	—
JPMS	11/18/2021	USD	4,870,697	NZD	6,950,000	—	(108,488)
JPMS	11/18/2021	CAD	3,019,000	USD	2,415,258	24,112	—
JPMS	11/18/2021	AUD	4,736,000	USD	3,493,927	68,991	—

Total						$294,619	$(178,562)

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$29,200,945	$—	$29,200,945
Foreign Government Obligations	—	27,491,233	—	27,491,233
U.S. Government Obligations	—	73,314,653	—	73,314,653
Short-Term Investment Company	8,382,813	—	—	8,382,813
Other Investment Company	4,084,140	—	—	4,084,140

Total Investments	$12,466,953	$130,006,831	$—	$142,473,784

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$294,619	$—	$294,619

Total Other Financial Instruments	$—	$294,619	$—	$294,619

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(178,562)	$—	$(178,562)

Total Other Financial Instruments	$—	$(178,562)	$—	$(178,562)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (E)	$—	$—	$(2,647,554)	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,786,754, collateralized by cash collateral of $4,084,140 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $803,093. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $9,395,091, representing 7.0% of the Fund’s net assets.
(E)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period, the security utilized significant unobservable inputs.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $21,081,530, representing 15.6% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2021.
(H)	The Fund recognizes transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).
(J)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

At the start of the fiscal year ended October 31, 2021, the U.S. 10-year note was 0.83% and oil was at $37 per barrel. The U.S. was on the verge of a new administration and COVID-19 lockdown protocols were still in place. The U.S. Federal Reserve had slowed its pace of bond purchases to $80 billion of U.S. Treasury securities and $40 billion of U.S. agency mortgage bonds. The democrats won two tightly contested senate races in Georgia, which gave the Biden administration the House and the Senate, and a valid shot of dismantling the filibuster. Upon the democrats picking up the two Senate seats in Georgia, the Fund shifted to an underweight duration.

As the new administration took over, vaccines were distributed earlier than planned and the U.S. economy began to pull out of shutdown and into recovery. At the same time, the administration extended unemployment benefits and other programs that put funds directly into consumers’ hands. Over the fiscal year ended October 31, 2021, more money in the system through this government spending, combined with supply chain disruptions from shutdowns and worker shortages, for longer than the market anticipated, helped drive inflation higher. Consequently, rates moved higher, and at the end of October 2021, the 10-year was at 1.55%. Inflation outpaced everything by a wide margin and real yields collapsed over the period. Resulting from higher inflation, U, S. Treasury Inflation-Protected Securities (“US TIPS”) outperformed the nominal treasury curve by almost 10%, with U.S. TIPS up 7.07% over the period, while U.S. Treasuries returned -2.45%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Inflation-Protected Securities (Class R4) returned 5.96%. By comparison, its benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 7.08%.

STRATEGY REVIEW

For the fiscal year ended October 31, 2021, the Fund underperformed the Bloomberg US Treasury US Treasury Inflation Protected Securities Index. As inflation outstripped expectations, from an asset allocation standpoint, anything other than US TIPS detracted from relative performance. US TIPS outperformed all other investment grade fixed income assets over the period ended October 31, 2021. Given that the U.S. inflation linked curve rallied tremendously, the underweight duration position detracted from a yield curve and security selection perspective as longer-dated TIPS outperformed.

Despite being underweight TIPS over the period, the Fund’s allocation to industrial investment grade corporate bonds contributed to returns, net of duration, as spreads tightened aggressively over the period; however, corporate bonds were priced from the nominal treasury curve, which underperformed US TIPS by almost 10% for the period.

The sub-adviser continues to favor inflation linked government bonds from natural resource heavy countries like Canada, Australia, and New Zealand, although these countries’ economies lag the U.S. as COVID-19 variants still present a problem.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	81.6%
Foreign Government Obligations	10.3
Corporate Debt Securities	7.2
Other Investment Company	1.2
Short-Term Investment Company	0.6
Net Other Assets (Liabilities) ^	(0.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.40
Duration †	7.31

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	81.6%
AAA	6.9
AA	2.3
A	0.4
BBB	6.6
BB	1.3
Not Rated	1.8
Net Other Assets (Liabilities) ^	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	6.16%	N/A	4.70%	04/21/2017
Class R (NAV)	5.53%	N/A	4.18%	04/21/2017
Class R4 (NAV)	5.96%	3.87%	2.40%	09/11/2000
Bloomberg US Treasury Inflation Protection Securities Index (A)	7.08%	4.66%	3.05%

(A) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment fund pertain only to those securities and not the fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of fixed-income securities generally goes down when interest rates rise. The price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 7.2%
Banks - 1.3%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/15/2021 (B) (C)	$394,000	$393,513
Banco Santander Chile 3.18%, 10/26/2031 (D)	463,000	463,926
Bank of America Corp. 4.18%, 11/25/2027	150,000	165,283
Intesa Sanpaolo SpA 4.20%, 06/01/2032 (D)	215,000	216,862
Natwest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	200,000	199,118

		1,438,702

Capital Markets - 0.0% (E)
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	55,000	53,470

Chemicals - 0.2%
Westlake Chemical Corp. 3.38%, 08/15/2061	230,000	222,556

Commercial Services & Supplies - 0.3%
Triton Container International Ltd. 3.15%, 06/15/2031 (D)	274,000	277,252

Consumer Finance - 0.2%
Ford Motor Credit Co. LLC 2.90%, 02/16/2028	203,000	201,224

Food Products - 0.2%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (D)	200,000	229,952

Insurance - 0.6%
Enstar Group Ltd. 3.10%, 09/01/2031	197,000	192,329
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.25% (A), 02/12/2067 (C) (D)	487,000	472,390

		664,719

Leisure Products - 0.1%
Brunswick Corp. 2.40%, 08/18/2031	171,000	164,843

Media - 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	370,000	357,318
3.90%, 06/01/2052	358,000	361,770

		719,088

Metals & Mining - 1.3%
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030 (C)	200,000	202,250
Glencore Funding LLC
2.63%, 09/23/2031 (D)	462,000	450,304
2.85%, 04/27/2031 (D)	200,000	200,373
Teck Resources Ltd. 6.25%, 07/15/2041	368,000	491,420

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Vale Overseas Ltd. 3.75%, 07/08/2030	$ 49,000	$ 49,855

		1,394,202

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.24% (A), 05/15/2067	119,000	111,265

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031 (C)	66,000	65,977

Oil, Gas & Consumable Fuels - 2.0%
Apache Corp. 4.25%, 01/15/2030 (C)	140,000	148,750
Cenovus Energy, Inc. 4.25%, 04/15/2027	166,000	181,932
Diamondback Energy, Inc. 4.40%, 03/24/2051 (C)	221,000	254,630
Enable Midstream Partners LP 4.95%, 05/15/2028	169,000	188,881
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	397,000	428,380
Energy Transfer LP
5.80%, 06/15/2038	171,000	208,809
Fixed until 02/15/2023 (B), 6.25% (A) (C)	375,000	341,602
Enterprise Products Operating LLC
3.70%, 01/31/2051	152,000	161,033
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	132,000	138,687
Williams Cos., Inc. 3.50%, 10/15/2051	170,000	173,780

		2,226,484

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc. 2.60%, 02/15/2033 (D)	150,000	144,766

Total Corporate Debt Securities (Cost $7,681,209)		7,914,500

FOREIGN GOVERNMENT OBLIGATIONS - 10.3%
Australia - 2.0%
Australia Government Bond
0.75%, 11/21/2027 (F)	AUD 1,200,000	1,039,297
2.50%, 09/20/2030 (F)	950,000	1,101,128

		2,140,425

Canada - 1.8%
Canadian Government Real Return Bond 4.25%, 12/01/2026	CAD 1,907,683	1,932,165

Mexico - 0.3%
Mexico Government International Bond 4.28%, 08/14/2041	$351,000	364,763

New Zealand - 3.1%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 3,900,000	3,430,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Spain - 0.8%
Spain Government Inflation-Linked Bond 0.70%, 11/30/2033 (F)	EUR 632,688	$ 892,073

United Kingdom - 2.3%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (F)	GBP 912,812	1,627,665
1.25%, 11/22/2032 (F)	438,786	923,463

		2,551,128

Total Foreign Government Obligations (Cost $10,286,271)		11,310,901

U.S. GOVERNMENT OBLIGATIONS - 81.6%
U.S. Treasury Inflation-Protected Securities - 81.6%
U.S. Treasury Inflation-Indexed Bond
0.13%, 02/15/2051	$472,811	537,212
0.25%, 02/15/2050	1,064,000	1,240,183
0.63%, 02/15/2043	53,541	65,139
0.75%, 02/15/2042 - 02/15/2045	3,231,941	4,030,448
1.00%, 02/15/2046 - 02/15/2048	4,134,338	5,583,922
1.38%, 02/15/2044	2,171,414	3,037,392
1.75%, 01/15/2028	2,696,353	3,256,531
2.00%, 01/15/2026	2,942,542	3,440,648
2.13%, 02/15/2040 - 02/15/2041	2,997,303	4,550,722
2.38%, 01/15/2025 - 01/15/2027	4,890,544	5,791,497
2.50%, 01/15/2029	1,108,340	1,425,494
3.38%, 04/15/2032	556,961	821,756
3.63%, 04/15/2028	803,363	1,075,737
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022 - 01/15/2030	22,550,199	23,686,809
0.25%, 01/15/2025	3,118,311	3,364,061
0.38%, 07/15/2023 - 07/15/2027	12,027,324	13,098,536
0.50%, 01/15/2028	2,439,708	2,743,004

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.63%, 04/15/2023 - 01/15/2026	$ 9,891,060	$ 10,679,724
0.75%, 07/15/2028	1,089,760	1,253,288

Total U.S. Government Obligations (Cost $80,655,892)		89,682,103

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.6%
Money Market Fund - 0.6%
State Street Institutional U.S. Government Money Market Fund, 0.03% (G)	655,734	655,734

Total Short-Term Investment Company (Cost $655,734)		655,734

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	1,266,483	1,266,483

Total Other Investment Company (Cost $1,266,483)		1,266,483

Total Investments (Cost $100,545,589)		110,829,721
Net Other Assets (Liabilities) - (0.9)%		(1,025,258)

Net Assets - 100.0%		$109,804,463

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	11/18/2021	USD	3,207,388	AUD	4,280,000	$—	$(12,478)
JPMS	11/18/2021	USD	3,552,489	CAD	4,440,000	—	(35,058)
JPMS	11/18/2021	USD	919,746	EUR	775,000	23,533	—
JPMS	11/18/2021	USD	2,501,041	GBP	1,810,000	23,932	—
JPMS	11/18/2021	USD	2,999,674	NZD	4,300,000	—	(80,972)
JPMS	11/18/2021	AUD	2,000,000	USD	1,475,476	29,135	—
JPMS	11/18/2021	CAD	2,615,500	USD	2,093,863	19,476	—

Total						$96,076	$(128,508)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$7,914,500	$—	$7,914,500
Foreign Government Obligations	—	11,310,901	—	11,310,901
U.S. Government Obligations	—	89,682,103	—	89,682,103
Short-Term Investment Company	655,734	—	—	655,734
Other Investment Company	1,266,483	—	—	1,266,483

Total Investments	$1,922,217	$108,907,504	$—	$110,829,721

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$96,076	$—	$96,076

Total Other Financial Instruments	$—	$96,076	$—	$96,076

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(128,508)	$—	$(128,508)

Total Other Financial Instruments	$—	$(128,508)	$—	$(128,508)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,759,069, collateralized by cash collateral of $1,266,483 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $529,150. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $2,455,825, representing 2.2% of the Fund’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $9,013,973, representing 8.2% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2021.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
NZD	New Zealand Dollar
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATION:

LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Intermediate Bond (Class R4) returned 0.21%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -0.48%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2021, the Fund adjusted allocations across spread-based assets but stayed overweight risk relative to the benchmark. This positioning was driven by the portfolio management team’s views on expected risk-adjusted returns as yields on government securities continued to remain below historical levels given accommodative fiscal and monetary policy. The Fund’s duration at the start of the period was slightly short relative to the benchmark, and that underweight was gradually increased throughout the year as a potential hedge against the potential impacts of policymakers’ extraordinary support and increasing inflation expectations.

Within spread-based assets, investment grade corporate bonds remained a core holding, but the Fund was biased in favor of intermediate-dated credit given views that their risk-adjusted return profile was more attractive than longer-maturity bonds. While the Fund continued to overweight financials given strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity like capital goods and cyclicals. The portfolio managers continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved throughout the fiscal year.

For the 12-month period ended October 31, 2021, portfolio performance compared to the benchmark was driven by the overweight to risk-based assets. Carry and spread factors were the largest contributors to relative performance as spreads in many risk-based assets moved lower due to strong market technicals and generally improving fundamentals. These positives were modestly offset by duration and curve positioning over the 12-month period, mainly due to a portfolio overweight around the 10-year portion of the curve.

At an asset class level, the Fund’s security selection within commercial mortgage-backed securities, an ex-index allocation to high yield corporate credit, and an underweight allocation to Treasury securities contributed positively to relative returns. Modest detractors included security selection within Treasury securities and investment grade corporate credit and an underweight allocation to government-related securities.

Within corporate credit, banking, capital goods and energy were the largest contributors to relative returns while consumer non-cyclical, basic industry and communications were modest detractors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	35.5%
U.S. Government Obligations	25.1
U.S. Government Agency Obligations	21.5
Commercial Paper	15.8
Mortgage-Backed Securities	8.3
Asset-Backed Securities	6.7
Short-Term U.S. Government Obligation	2.5
Repurchase Agreement	1.3
Foreign Government Obligations	1.2
Other Investment Company	0.9
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(18.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.84
Duration †	6.09

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	49.1%
AAA	12.1
AA	2.5
A	8.6
BBB	24.5
BB	4.6
B	0.4
CCC and Below	0.3
Not Rated	16.8
Net Other Assets (Liabilities) ^	(18.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class I2 (NAV)	0.45%	N/A	3.86%		03/24/2017
Class I3 (NAV)	0.45%	N/A	3.84%		03/24/2017
Class R (NAV)	(0.05)%	N/A	3.32%		03/24/2017
Class R4 (NAV)	0.21%	3.10%	3.42%		09/11/2000
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%
Class R6 (NAV)	N/A	N/A	0.89	%(B)	05/28/2021

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment fund pertain only to those securities and not the fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 6.7%
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	$1,320,230	$1,307,776
BlueMountain CLO Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (B), 07/18/2027 (A)	1,272,922	1,273,577
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	467,109	470,522
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 0.00% (B), 10/18/2030 (A)	11,780,000	11,782,368
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	3,213,771	3,165,980
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A) (C)	3,395,000	3,394,498
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	430,596	438,201
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 1.33% (B), 10/20/2034 (A)	2,755,000	2,756,080
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	482,408	504,702
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	693,268	720,620
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	1,069,632	1,130,711
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	885,116	898,527
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (B), 04/25/2057 (A)	102,305	102,525
MVW Owner Trust
Series 2016-1A, Class A, 2.25%, 12/20/2033 (A)	1,180,444	1,190,020
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	600,445	612,599
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (A)	11,450,000	11,404,016
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	10,770,000	10,776,482
Series 2020-T3, Class AT3, 1.32%, 10/15/2052 (A)	744,000	743,779
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.32% (B), 01/20/2031 (A)	3,600,000	3,600,158

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (A)	$ 5,918,000	$ 5,916,175
Orange Lake Timeshare Trust
Series 2015-AA, Class A, 2.88%, 09/08/2027 (A)	304,442	304,572
Series 2018-A, Class A, 3.10%, 11/08/2030 (A)	1,194,142	1,222,294
Series 2018-A, Class B, 3.35%, 11/08/2030 (A)	977,017	999,597
Series 2019-A, Class A, 3.06%, 04/09/2038 (A)	759,667	778,121
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.23% (B), 07/20/2030 (A)	6,450,000	6,449,994
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 0.44% (B), 11/25/2046 (A)	508,773	497,595
Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class A, 0.99%, 11/20/2037 (A)	4,808,065	4,779,403
Towd Point Mortgage Trust
Series 2015-6, Class A1B, 2.75% (B), 04/25/2055 (A)	219,503	219,793
Series 2016-2, Class A1A, 2.75% (B), 08/25/2055 (A)	542,595	544,893
Series 2016-3, Class A1, 2.25% (B), 04/25/2056 (A)	506,490	507,328
Series 2016-4, Class A1, 2.25% (B), 07/25/2056 (A)	865,855	870,315
Series 2017-1, Class A1, 2.75% (B), 10/25/2056 (A)	1,369,825	1,387,036
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	554,297	561,457
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	1,506,097	1,532,195
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	5,000,127	5,073,121
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	3,214,345	3,309,836
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	3,002,257	3,019,475
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	4,500,000	4,446,608
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (A)	3,945,000	3,972,459
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,443,332	1,442,731
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	2,136,366	2,164,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.27% (B), 10/20/2028 (A)	$ 6,707,072	$ 6,714,322

Total Asset-Backed Securities (Cost $112,898,689)		112,987,352

CORPORATE DEBT SECURITIES - 35.5%
Aerospace & Defense - 0.8%
BAE Systems PLC 3.40%, 04/15/2030 (A)	2,003,000	2,142,864
Boeing Co.
3.50%, 03/01/2039	3,904,000	3,957,097
5.15%, 05/01/2030	3,490,000	4,073,228
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028 (A)	3,716,000	3,644,151

		13,817,340

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031 (A)	5,332,000	5,272,015

Airlines - 0.5%
American Airlines Pass-Through Trust
2.88%, 01/11/2036 (C)	771,000	772,689
3.20%, 12/15/2029	176	179
JetBlue Pass-Through Trust 2.75%, 11/15/2033	3,915,779	4,026,385
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	70,627	71,993
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,288,223	2,410,199
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,816,802	1,817,421

		9,098,866

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	1,948,000	2,065,118

Automobiles - 0.2%
General Motors Co.
4.88%, 10/02/2023	1,960,000	2,102,464
6.25%, 10/02/2043	772,000	1,051,809

		3,154,273

Banks - 4.3%
Banco Santander SA 2.75%, 12/03/2030	2,000,000	1,963,535
Bank of America Corp.
Fixed until 09/21/2031, 2.48% (B), 09/21/2036	5,203,000	5,062,578
Fixed until 06/19/2040, 2.68% (B), 06/19/2041	2,709,000	2,610,305
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	3,944,000	4,217,854
Barclays PLC 4.84%, 05/09/2028	1,356,000	1,511,049
BPCE SA Fixed until 10/19/2031, 3.12% (B), 10/19/2032 (A)	2,486,000	2,501,218

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (B), 10/27/2028	$ 6,415,000	$ 6,892,819
Commerzbank AG 8.13%, 09/19/2023 (A)	5,107,000	5,720,851
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	4,403,000	4,619,184
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (A)	1,044,000	1,053,043
5.02%, 06/26/2024 (A)	2,745,000	2,943,673
JPMorgan Chase & Co.
Fixed until 10/15/2029, 2.74% (B), 10/15/2030	1,397,000	1,432,461
Fixed until 05/13/2030, 2.96% (B), 05/13/2031	5,355,000	5,531,123
4.13%, 12/15/2026	4,267,000	4,728,376
Macquarie Bank Ltd. 3.62%, 06/03/2030 (A)	4,765,000	4,991,531
Natwest Group PLC Fixed until 08/28/2030, 3.03% (B), 11/28/2035	2,759,000	2,746,829
UniCredit SpA Fixed until 06/03/2031, 3.13% (B), 06/03/2032 (A)	5,364,000	5,338,160
Wells Fargo & Co.
Fixed until 03/15/2026 (D), 3.90% (B)	1,268,000	1,291,775
4.10%, 06/03/2026	4,713,000	5,169,043
Fixed until 06/15/2024 (D), 5.90% (B)	1,983,000	2,114,195

		72,439,602

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	2,365,000	2,855,838
4.75%, 01/23/2029	2,770,000	3,254,000
Constellation Brands, Inc.
3.15%, 08/01/2029	1,415,000	1,504,759
3.70%, 12/06/2026	1,010,000	1,104,814
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	2,574,000	2,733,294

		11,452,705

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	1,254,000	1,337,167
4.05%, 11/21/2039	1,702,000	1,954,022
Amgen, Inc. 2.20%, 02/21/2027	2,682,000	2,736,328
Biogen, Inc. 2.25%, 05/01/2030	1,770,000	1,743,893
Gilead Sciences, Inc. 4.15%, 03/01/2047	852,000	1,013,003

		8,784,413

Building Products - 0.4%
Carlisle Cos., Inc.
2.20%, 03/01/2032	2,490,000	2,405,055
3.75%, 12/01/2027	1,999,000	2,184,518
Carrier Global Corp. 2.72%, 02/15/2030	2,353,000	2,416,076

		7,005,649

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.8%
Charles Schwab Corp. Fixed until 06/01/2026 (D), 4.00% (B)	$ 5,174,000	$ 5,324,822
Credit Suisse Group AG Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	2,419,000	2,487,288
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	1,617,000	1,729,156
Fixed until 04/08/2030, 5.88% (B), 07/08/2031	2,738,000	3,218,405
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	3,276,000	4,661,137
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	3,321,000	3,261,846
Morgan Stanley
Fixed until 09/16/2031, 2.48% (B), 09/16/2036	6,065,000	5,896,304
3.70%, 10/23/2024	1,060,000	1,136,711
5.00%, 11/24/2025	2,215,000	2,495,017

		30,210,686

Chemicals - 0.2%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (A)	2,654,000	2,618,750

Commercial Services & Supplies - 0.7%
ADT Security Corp. 4.13%, 08/01/2029 (A)	2,731,000	2,691,756
Ashtead Capital, Inc.
2.45%, 08/12/2031 (A)	1,478,000	1,454,457
4.25%, 11/01/2029 (A)	1,623,000	1,758,930
ERAC USA Finance LLC
2.70%, 11/01/2023 (A)	3,164,000	3,269,382
3.85%, 11/15/2024 (A)	2,171,000	2,324,553

		11,499,078

Communications Equipment - 0.2%
Nokia OYJ 3.38%, 06/12/2022	3,636,000	3,685,995

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	1,999,000	2,065,921

Construction Materials - 0.4%
CRH America Finance, Inc. 4.50%, 04/04/2048 (A)	1,962,000	2,445,583
Holcim Finance US LLC 4.75%, 09/22/2046 (A)	3,953,000	5,000,552

		7,446,135

Consumer Finance - 1.1%
Ally Financial, Inc. 8.00%, 11/01/2031	3,792,000	5,432,330
BMW US Capital LLC 2.80%, 04/11/2026 (A)	3,441,000	3,630,315
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	3,928,000	4,035,038
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (A)	3,274,000	3,205,994

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	$ 1,851,000	$ 1,809,889

		18,113,566

Diversified Financial Services - 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	3,414,000	3,541,378
4.50%, 09/15/2023	2,726,000	2,888,786
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,781,000	1,758,195
5.50%, 12/15/2024 (A)	5,586,000	6,200,336
Element Fleet Management Corp.
1.60%, 04/06/2024 (A)	1,511,000	1,521,176
3.85%, 06/15/2025 (A)	2,275,000	2,439,033

		18,348,904

Diversified Telecommunication Services - 0.8%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (A)	2,546,000	2,654,180
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	1,040,767
Verizon Communications, Inc.
1.68%, 10/30/2030	4,408,000	4,163,159
2.99%, 10/30/2056	5,214,000	4,943,562

		12,801,668

Electric Utilities - 1.8%
Appalachian Power Co. 3.40%, 06/01/2025	3,237,000	3,449,878
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	328,000	435,845
DTE Electric Co. 4.30%, 07/01/2044	3,898,000	4,774,036
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	8,674,000	9,359,210
Duke Energy Progress LLC 3.60%, 09/15/2047	1,457,000	1,623,862
Entergy Arkansas LLC 3.70%, 06/01/2024	798,000	848,376
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	2,421,000	2,449,722
5.30%, 06/01/2042	378,000	517,451
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,614,000	2,497,811
PacifiCorp
3.60%, 04/01/2024	3,035,000	3,210,967
5.75%, 04/01/2037	286,000	385,056
Public Service Electric & Gas Co. 3.00%, 05/15/2025	1,551,000	1,638,508

		31,190,722

Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc. 3.88%, 01/12/2028 (E)	1,929,000	2,084,985
Keysight Technologies, Inc. 4.60%, 04/06/2027	2,894,000	3,274,702
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	2,585,000	2,728,169

		8,087,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	$ 3,474,000	$ 3,806,369
Schlumberger Investment SA 3.65%, 12/01/2023	599,000	631,188

		4,437,557

Equity Real Estate Investment Trusts - 2.7%
American Tower Trust #1 3.65%, 03/15/2048 (A)	2,000,000	2,120,565
Broadstone Net Lease LLC 2.60%, 09/15/2031	3,751,000	3,680,688
Corporate Office Properties LP
2.00%, 01/15/2029	868,000	842,317
2.25%, 03/15/2026	1,256,000	1,277,324
2.75%, 04/15/2031	636,000	638,813
CyrusOne LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	2,455,000	2,563,707
Life Storage LP 4.00%, 06/15/2029	2,215,000	2,460,898
National Retail Properties, Inc. 2.50%, 04/15/2030	1,710,000	1,730,885
Office Properties Income Trust 3.45%, 10/15/2031	2,467,000	2,411,256
Physicians Realty LP 2.63%, 11/01/2031	3,021,000	3,018,180
Piedmont Operating Partnership LP 2.75%, 04/01/2032	2,002,000	1,961,507
SBA Tower Trust
1.63%, 05/15/2051 (A)	3,426,000	3,380,272
1.88%, 07/15/2050 (A)	1,100,000	1,114,923
2.84%, 01/15/2050 (A)	9,139,000	9,479,915
3.45%, 03/15/2048 (A)	2,261,000	2,282,404
Simon Property Group LP 2.20%, 02/01/2031	2,557,000	2,508,162
Weyerhaeuser Co. 4.00%, 04/15/2030	2,942,000	3,302,195

		44,774,011

Food & Staples Retailing - 0.4%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	3,641,000	3,456,586
Sysco Corp. 3.30%, 07/15/2026	3,170,000	3,396,964

		6,853,550

Food Products - 0.3%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	3,036,000	3,060,086
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (A)	1,421,000	1,424,553

		4,484,639

Health Care Equipment & Supplies - 0.5%
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	1,862,000	1,939,322
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	2,762,000	2,930,134
Koninklijke Philips NV 5.00%, 03/15/2042	1,396,000	1,802,131
Smith & Nephew PLC 2.03%, 10/14/2030	2,545,000	2,475,230

		9,146,817

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 1.2%
Anthem, Inc. 2.25%, 05/15/2030	$ 1,698,000	$ 1,696,379
Centene Corp. 3.38%, 02/15/2030	2,847,000	2,918,175
Cigna Corp. 2.40%, 03/15/2030	2,421,000	2,446,799
CVS Health Corp.
2.70%, 08/21/2040	1,856,000	1,776,714
3.75%, 04/01/2030	3,662,000	4,036,927
HCA, Inc.
4.13%, 06/15/2029	999,000	1,106,972
5.25%, 04/15/2025	959,000	1,075,477
Health Care Service Corp. 2.20%, 06/01/2030 (A)	2,810,000	2,796,464
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,710,000	1,769,850

		19,623,757

Hotels, Restaurants & Leisure - 0.3%
Expedia Group, Inc.
2.95%, 03/15/2031	795,000	802,749
3.80%, 02/15/2028	2,214,000	2,390,655
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,324,000	1,328,866

		4,522,270

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	3,378,000	3,454,890

Industrial Conglomerates - 0.2%
General Electric Co.
4.35%, 05/01/2050	2,900,000	3,689,112
6.88%, 01/10/2039	278,000	422,864

		4,111,976

Insurance - 2.0%
American International Group, Inc.
3.88%, 01/15/2035	981,000	1,096,075
4.25%, 03/15/2029	2,114,000	2,406,954
CNO Global Funding 1.75%, 10/07/2026 (A)	3,458,000	3,433,333
Enstar Group Ltd. 3.10%, 09/01/2031	5,367,000	5,239,754
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031 (A) (F)	5,635,000	5,819,042
Global Atlantic Finance Co. 3.13%, 06/15/2031 (A)	5,524,000	5,545,306
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050 (E)	4,130,000	4,261,470
Reinsurance Group of America, Inc. 3-Month LIBOR + 2.67%, 2.78% (B), 12/15/2065	5,842,000	5,683,110

		33,485,044

Interactive Media & Services - 0.5%
Baidu, Inc. 4.38%, 05/14/2024	4,652,000	4,992,199
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	2,683,000	2,807,706

		7,799,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services - 0.2%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	$ 2,902,000	$ 2,772,426

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	1,455,000	2,015,358

Machinery - 0.1%
Flowserve Corp. 2.80%, 01/15/2032	2,501,000	2,456,408

Media - 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	1,925,000	2,185,648
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (A)	2,020,000	2,072,924
Comcast Corp. 2.94%, 11/01/2056 (A)	1,466,000	1,411,531
NBCUniversal Media LLC 4.45%, 01/15/2043	1,792,000	2,167,922
ViacomCBS, Inc. 4.20%, 05/19/2032	1,572,000	1,790,283

		9,628,308

Metals & Mining - 0.7%
Anglo American Capital PLC
4.00%, 09/11/2027 (A)	3,596,000	3,897,944
4.75%, 04/10/2027 (A)	905,000	1,016,305
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	3,864,000	3,979,920
Glencore Funding LLC 2.63%, 09/23/2031 (A)	2,659,000	2,591,681

		11,485,850

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	2,555,000	2,715,957
CMS Energy Corp.
3.88%, 03/01/2024	387,000	409,318
4.88%, 03/01/2044	521,000	666,994
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	1,115,000	1,136,078

		4,928,347

Oil, Gas & Consumable Fuels - 2.9%
Boardwalk Pipelines LP 3.40%, 02/15/2031	1,670,000	1,735,187
BP Capital Markets PLC 3.12%, 05/04/2026	4,769,000	5,083,362
Chevron USA, Inc. 3.25%, 10/15/2029	2,185,000	2,390,784
Energy Transfer LP
4.90%, 02/01/2024	1,530,000	1,635,688
5.15%, 03/15/2045	891,000	1,037,396
5.95%, 10/01/2043	691,000	850,023
7.60%, 02/01/2024	2,160,000	2,406,684
Enterprise Products Operating LLC 4.25%, 02/15/2048	5,311,000	6,071,688
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	2,474,000	2,623,907

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. 5.55%, 03/15/2026	$ 5,039,000	$ 5,561,795
Petroleos Mexicanos
6.84%, 01/23/2030	3,109,000	3,250,149
6.88%, 08/04/2026	2,785,000	3,039,828
7.69%, 01/23/2050	641,000	615,360
Pioneer Natural Resources Co. 2.15%, 01/15/2031	3,281,000	3,165,261
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,655,000	1,727,627
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	1,544,000	1,712,624
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	323,000	323,833
Shell International Finance BV
2.50%, 09/12/2026	2,756,000	2,897,902
3.75%, 09/12/2046	1,527,000	1,774,952
Williams Cos., Inc. 5.40%, 03/04/2044	585,000	736,763

		48,640,813

Pharmaceuticals - 0.8%
Astrazeneca Finance LLC 1.20%, 05/28/2026	1,383,000	1,370,835
AstraZeneca PLC 4.38%, 08/17/2048	1,275,000	1,662,814
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	2,230,000	2,511,341
Bristol-Myers Squibb Co. 1.45%, 11/13/2030 (E)	2,420,000	2,312,544
Royalty Pharma PLC 2.20%, 09/02/2030	2,857,000	2,766,416
Viatris, Inc. 2.30%, 06/22/2027	1,329,000	1,342,291
Zoetis, Inc. 2.00%, 05/15/2030	1,735,000	1,702,961

		13,669,202

Professional Services - 0.3%
Equifax, Inc. 2.60%, 12/01/2024	2,138,000	2,225,925
Experian Finance PLC 2.75%, 03/08/2030 (A)	2,582,000	2,653,080

		4,879,005

Road & Rail - 0.4%
Avolon Holdings Funding Ltd.
4.38%, 05/01/2026 (A)	4,648,000	5,014,249
5.50%, 01/15/2026 (A)	1,741,000	1,950,278

		6,964,527

Semiconductors & Semiconductor Equipment - 1.6%
Broadcom, Inc. 1.95%, 02/15/2028 (A)	1,106,000	1,083,611
Intel Corp. 2.88%, 05/11/2024	1,866,000	1,956,946
KLA Corp. 3.30%, 03/01/2050	2,318,000	2,478,816
Lam Research Corp. 3.75%, 03/15/2026	1,851,000	2,032,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc. 0.98%, 09/01/2024 (A)	$ 2,438,000	$ 2,412,733
Micron Technology, Inc.
2.50%, 04/24/2023	1,342,000	1,378,971
2.70%, 04/15/2032 (C)	3,930,000	3,923,280
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (A)	1,216,000	1,307,483
QUALCOMM, Inc.
3.25%, 05/20/2027	2,348,000	2,542,044
3.25%, 05/20/2050 (E)	1,599,000	1,744,836
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,350,000	1,351,628
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	5,908,000	5,491,961

		27,704,947

Software - 0.3%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	570,000	562,875
Infor, Inc. 1.75%, 07/15/2025 (A)	2,732,000	2,753,718
Intuit, Inc. 1.35%, 07/15/2027	1,860,000	1,823,511

		5,140,104

Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc. 2.65%, 05/11/2050	1,986,000	1,959,015
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	2,232,000	2,630,390
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	2,547,000	2,709,364
Seagate HDD Cayman 4.13%, 01/15/2031	488,000	495,554
Western Digital Corp. 4.75%, 02/15/2026	5,712,000	6,261,780

		14,056,103

Tobacco - 0.5%
Altria Group, Inc. 2.45%, 02/04/2032	3,009,000	2,857,242
BAT Capital Corp.
2.26%, 03/25/2028	3,792,000	3,724,379
4.91%, 04/02/2030	2,213,000	2,508,744

		9,090,365

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV
3.13%, 07/16/2022	1,175,000	1,194,710
4.38%, 07/16/2042	2,100,000	2,511,174
Crown Castle Towers LLC 3.72%, 07/15/2043 (A)	3,233,000	3,303,922
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,430,288
T-Mobile USA, Inc.
3.50%, 04/15/2031 (E)	700,000	724,500
3.88%, 04/15/2030	3,631,000	3,972,119

		13,136,713

Total Corporate Debt Securities (Cost $574,263,442)		598,422,154

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025	$ 1,440,000	$ 1,518,350

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	2,200,000	2,236,828

Colombia - 0.2%
Colombia Government International Bond 4.50%, 01/28/2026	3,650,000	3,903,639

Indonesia - 0.3%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	4,060,000	4,561,360

Mexico - 0.2%
Mexico Government International Bond 3.75%, 01/11/2028	3,481,000	3,768,496

Panama - 0.1%
Panama Government International Bond 3.88%, 03/17/2028	1,335,000	1,447,754

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,211,919

Poland - 0.0% (G)
Republic of Poland Government International Bond 3.00%, 03/17/2023	500,000	514,670

Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	913,000	955,455

Total Foreign Government Obligations (Cost $18,999,578)		20,118,471

MORTGAGE-BACKED SECURITIES - 8.3%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.62%, 0.71% (B), 08/25/2035	433,022	395,288
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	555,391	526,792
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.64%, 0.73% (B), 11/20/2035	423,947	390,450
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	4,869,619	2,766,020
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	790,860	562,177
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	1,893,357	1,894,934
Series 2012-TFT, Class C,
3.56% (B), 06/05/2030 (A)	7,195,000	6,223,938
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	1,100,000	1,110,102
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 2.60% (B), 11/25/2034	28,357	29,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
2.24% (B), 02/25/2034	$ 21,410	$ 21,753
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 0.67% (B), 04/25/2035	81,821	77,167
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	8,152,895	8,065,373
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	830,796	869,026
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	2,065,000	2,187,178
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	306,582	314,394
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	199,560	200,580
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	372,955	380,459
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	1,835,387	1,875,037
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (B), 08/10/2050	565,000	598,773
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	3,448,670	3,422,066
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	4,680,000	4,954,158
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	8,485,000	8,915,882
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	7,035,000	6,995,716
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 0.24% (B), 12/27/2036 (A)	527,181	531,022
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	7,763,054	7,570,503
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	5,369,222	5,398,903
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (A)	6,050,000	6,249,130
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.77% (B), 03/18/2035	6,887	6,779
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	4,664,567	4,669,421
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 0.64% (B), 06/19/2034	183,270	192,648

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 0.89% (B), 10/25/2034	$ 8,401	$ 8,562
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.08% (B), 08/25/2037	311,537	270,647
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	6,307,155	5,244,673
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (A)	4,800,000	1,344,000
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
1.56% (B), 02/25/2034	17,577	17,018
Series 2006-A2, Class 5A1,
2.31% (B), 11/25/2033	13,193	13,398
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	158,448	87,432
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 2.66% (B), 11/25/2035 (A)	221,202	161,725
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 0.73% (B), 10/25/2028	8,075	7,981
Series 2004-A1, Class 2A1,
2.26% (B), 02/25/2034	56,361	58,301
Series 2005-A4, Class 2A2,
2.37% (B), 07/25/2035	52,841	50,933
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,800,000	1,836,934
Series 2013-C11, Class B,
4.35% (B), 08/15/2046	1,035,000	750,706
Morgan Stanley Resecuritization Trust
Series 2014-R3, Class 2A,
3.00% (B), 07/26/2048 (A)	254,228	253,585
Series 2014-R4, Class 4A,
2.63% (B), 11/21/2035 (A)	93,007	93,209
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	1,004,720	1,024,163
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	419,614	437,962
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	316,327	331,383
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	1,114,865	1,174,032
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	1,444,948	1,513,653
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	1,335,535	1,417,294
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	1,875,927	1,958,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	$ 2,338,720	$ 2,483,417
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	1,022,268	1,090,475
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	5,884,057	6,262,267
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	1,906,105	2,014,397
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	1,119,802	1,187,232
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	7,576,693	7,902,479
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	2,023,395	2,093,147
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	10,807,000	10,877,748
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	6,098,242
RALI Trust Series 2007-QO4, Class A1A, 1-Month LIBOR + 0.38%, 0.47% (B), 05/25/2047	345,485	335,018
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
2.97% (B), 07/25/2035	248,026	184,910
Series 2007-3, Class 3A1,
3.09% (B), 04/25/2047	600,136	375,891
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 0.78% (B), 01/19/2034	16,886	16,945
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.58%, 0.67% (B), 07/25/2045	22,595	22,441
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 0.90% (B), 07/25/2047	26,481	838
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	3,129,989

Total Mortgage-Backed Securities (Cost $146,114,450)		139,526,519

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (G)
Georgia - 0.0% (G)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	273,000	419,825

Total Municipal Government Obligation (Cost $324,004)		419,825

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.5%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.36%, 1.50% (B), 05/01/2037	$ 14,571	$ 15,052
6-Month LIBOR + 1.57%, 1.70% (B), 02/01/2037	2,542	2,556
6-Month LIBOR + 1.57%, 1.72% (B), 04/01/2037	30,311	31,095
12-Month LIBOR + 1.73%, 1.98% (B), 09/01/2035	176,946	184,764
12-Month LIBOR + 1.66%, 2.04% (B), 01/01/2038	55,513	58,491
12-Month LIBOR + 1.80%, 2.05% (B), 09/01/2037	10,574	11,185
12-Month LIBOR + 1.75%, 2.13% (B), 12/01/2034	6,655	6,927
12-Month LIBOR + 1.90%, 2.28% (B), 02/01/2041	67,856	69,755
6-Month LIBOR + 2.12%, 2.37% (B), 05/01/2037	5,099	5,139
5.00%, 12/01/2035	250,540	286,828
6.00%, 05/01/2031	179,334	206,463
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	8,513,086	8,944,712
3.01%, 07/25/2025	12,812,000	13,628,638
3.06% (B), 08/25/2024	4,990,000	5,225,397
3.17%, 10/25/2024	2,140,000	2,267,704
3.49%, 01/25/2024	6,965,000	7,330,517
Federal National Mortgage Association
6-Month LIBOR + 0.95%, 1.08% (B), 08/01/2037	1,315	1,338
6-Month LIBOR + 1.53%, 1.65% (B), 08/01/2034	980	983
6-Month LIBOR + 1.51%, 1.74% (B), 01/01/2035	5,210	5,400
12-Month LIBOR + 1.74%, 2.04% (B), 08/01/2035	20,755	21,902
12-Month LIBOR + 1.75%, 2.13% (B), 03/01/2041	12,809	12,820
3.50%, 07/01/2028 - 01/01/2029	1,283,021	1,374,751
4.50%, 02/01/2025 - 04/01/2025	50,323	52,611
5.00%, 04/01/2039 - 11/01/2039	6,046,623	6,808,020
5.50%, 04/01/2036 - 12/01/2041	2,924,079	3,418,841
6.00%, 02/01/2034 - 01/01/2040	2,706,613	3,159,755
6.50%, 06/01/2038 - 05/01/2040	1,107,041	1,290,335
Government National Mortgage Association, Interest Only STRIPS 0.67% (B), 02/16/2053	3,036,986	65,244
Tennessee Valley Authority 5.88%, 04/01/2036	2,768,000	4,048,912
Uniform Mortgage-Backed Security
2.00%, TBA (C)	83,402,000	84,298,794
2.50%, TBA (C)	103,255,000	106,165,508
3.00%, TBA (C)	57,724,000	60,229,131
3.50%, TBA (C)	36,685,000	38,768,593
4.00%, TBA (C)	12,709,000	13,607,541

Total U.S. Government Agency Obligations (Cost $360,101,577)		361,605,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 25.1%
U.S. Treasury - 21.8%
U.S. Treasury Bond
1.25%, 05/15/2050	$ 16,633,000	$ 14,038,642
1.38%, 08/15/2050	1,413,000	1,230,303
1.88%, 02/15/2051	4,117,000	4,044,309
2.00%, 02/15/2050	10,433,000	10,535,700
2.25%, 08/15/2046	3,501,000	3,691,504
2.38%, 05/15/2051	3,830,000	4,203,425
2.50%, 02/15/2045 - 05/15/2046	42,510,200	46,630,501
2.75%, 08/15/2042 (E)	2,924,500	3,301,029
2.75%, 11/15/2047	1,522,000	1,769,444
2.88%, 08/15/2045 (E)	6,203,000	7,259,933
2.88%, 05/15/2049	3,692,500	4,428,404
3.00%, 05/15/2042 - 08/15/2048	7,297,300	8,729,025
3.13%, 05/15/2048 (E)	414,000	515,656
3.63%, 02/15/2044	9,479,600	12,276,452
4.50%, 02/15/2036 (E)	8,593,200	11,808,937
5.25%, 02/15/2029	4,198,100	5,299,609
U.S. Treasury Note
0.13%, 05/31/2022 - 12/31/2022	6,705,000	6,699,628
0.25%, 05/31/2025	3,253,000	3,173,581
0.63%, 05/15/2030 - 08/15/2030	11,796,000	10,942,632
0.88%, 06/30/2026	2,410,100	2,379,126
1.13%, 02/15/2031 (E)	20,837,000	20,107,705
1.50%, 08/15/2026	19,794,000	20,097,869
1.50%, 02/15/2030 (E)	2,244,700	2,248,120
1.63%, 05/15/2026 - 05/15/2031	24,742,900	25,046,830
1.63%, 08/15/2029 (E)	4,823,000	4,880,838
1.75%, 11/30/2021	2,649,000	2,652,529
1.75%, 05/15/2023 (E)	19,647,200	20,060,866
2.13%, 06/30/2022 (E)	5,650,000	5,725,480
2.25%, 11/15/2025 - 11/15/2027 (E)	22,618,900	23,749,603
2.38%, 01/31/2023 - 02/29/2024	11,720,000	12,127,576
2.50%, 08/15/2023 - 01/31/2024	15,341,000	15,965,487
2.63%, 12/15/2021 - 02/15/2029	4,153,400	4,342,905
2.88%, 05/15/2028 - 08/15/2028	29,013,800	31,693,596
3.13%, 11/15/2028	13,172,000	14,656,423

		366,313,667

U.S. Treasury Inflation-Protected Securities - 3.3%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	6,896,848	8,038,869
1.75%, 01/15/2028	4,068,816	4,914,129
2.50%, 01/15/2029	12,205,368	15,697,963
U.S. Treasury Inflation-Indexed Note
0.13%, 07/15/2030	7,125,959	7,932,501
0.63%, 01/15/2024	18,271,035	19,559,642

		56,143,104

Total U.S. Government Obligations (Cost $405,284,448)		422,456,771

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.50% (B)	52,502	1,441,180

	Shares	Value
PREFERRED STOCKS (continued)
Electric Utilities - 0.0% (G)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (B) (E)	7,998	$ 206,108

Total Preferred Stocks (Cost $1,614,154)		1,647,288

	Principal	Value
COMMERCIAL PAPER - 15.8%
Banks - 7.2%
Concord Minutemen Capital Co. LLC 0.12% (H), 11/16/2021	$13,000,000	12,999,402
HSBC Bank PLC 0.10% (H), 01/07/2022	7,900,000	7,897,235
Korea Development Bank 0.10% (H), 12/08/2021	5,900,000	5,899,410
Lloyds Bank PLC 0.10% (H), 12/08/2021	17,000,000	16,998,300
Macquarie Bank Ltd.
0.11% (H), 12/07/2021	2,320,000	2,319,709
0.12% (H), 11/23/2021	10,108,000	10,107,249
Manhattan Asset Funding Co. LLC
0.09% (H), 11/08/2021	4,873,000	4,872,882
0.10% (H), 11/03/2021	14,250,000	14,249,834
Natixis SA 0.11% (H), 12/02/2021	16,700,000	16,698,738
Skandinaviska Enskilda Banken AB 0.11% (H), 11/12/2021	12,000,000	11,999,673
Sumitomo Mitsui Banking Corp. 0.14% (H), 02/09/2022	17,700,000	17,693,062

		121,735,494

Capital Markets - 1.6%
Cedar Springs Capital Co. LLC 0.12% (H), 11/15/2021	9,425,000	9,424,595
Ionic Capital II Trust 0.15% (H), 01/13/2022	9,350,000	9,347,612
Ionic Capital III Trust 0.11% (H), 11/05/2021	9,000,000	8,999,851

		27,772,058

Diversified Financial Services - 6.5%
Anglesea Funding LLC 0.10% (H), 12/02/2021	18,000,000	17,998,351
Le Fayette Asset Securitization LLC 0.10% (H), 12/14/2021	17,000,000	16,997,806
LMA-Americas LLC 0.12% (H), 11/17/2021	17,700,000	17,699,131
Mont Blanc Capital Corp. 0.11% (H), 11/19/2021	14,908,000	14,907,183
Nieuw Amsterdam Receivables Corp. BV 0.08% (H), 11/03/2021	17,000,000	16,999,802
Sheffield Receivables Co. LLC 0.12% (H), 11/10/2021	17,500,000	17,499,487
Starbird Funding Corp. 0.10% (H), 11/02/2021	3,000,000	2,999,972
Victory Receivables Corp.
0.08% (H), 12/06/2021	2,200,000	2,199,772
0.10% (H), 12/02/2021	2,160,000	2,159,802

		109,461,306

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
COMMERCIAL PAPER (continued)
Health Care Providers & Services - 0.5%
Columbia Funding Co. LLC 0.13% (H), 01/25/2022	$ 7,900,000	$ 7,896,543

Total Commercial Paper (Cost $266,867,704)		266,865,401

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.5%
U.S. Treasury Bill 0.02% (H), 12/30/2021	41,508,000	41,502,388

Total Short-Term U.S. Government Obligation (Cost $41,506,333)		41,502,388

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (H)	14,791,654	14,791,654

Total Other Investment Company (Cost $14,791,654)		14,791,654

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (H), dated 10/29/2021, to be repurchased at $21,716,098 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $22,150,488.	$21,716,098	$ 21,716,098

Total Repurchase Agreement (Cost $21,716,098)		21,716,098

Total Investments (Cost $1,964,482,131)		2,002,059,623
Net Other Assets (Liabilities) - (18.9)%		(317,607,138)

Net Assets - 100.0%		$1,684,452,485

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	57	12/31/2021	$ 12,550,809	$ 12,497,250	$ —	$ (53,559)

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$112,987,352	$—	$112,987,352
Corporate Debt Securities	—	598,422,154	—	598,422,154
Foreign Government Obligations	—	20,118,471	—	20,118,471
Mortgage-Backed Securities	—	139,526,519	—	139,526,519
Municipal Government Obligation	—	419,825	—	419,825
U.S. Government Agency Obligations	—	361,605,702	—	361,605,702
U.S. Government Obligations	—	422,456,771	—	422,456,771
Preferred Stocks	1,647,288	—	—	1,647,288
Commercial Paper	—	266,865,401	—	266,865,401
Short-Term U.S. Government Obligation	—	41,502,388	—	41,502,388
Other Investment Company	14,791,654	—	—	14,791,654
Repurchase Agreement	—	21,716,098	—	21,716,098

Total Investments	$16,438,942	$1,985,620,681	$—	$2,002,059,623

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(53,559)	$—	$—	$(53,559)

Total Other Financial Instruments	$(53,559)	$—	$—	$(53,559)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $419,255,927, representing 24.9% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $75,710,535, collateralized by cash collateral of $14,791,654 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $62,481,201. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	03/01/2021	$5,658,208	$5,819,042	0.3%

(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rates disclosed reflect the yields at October 31, 2021.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

Municipal and Treasury rates increased during the fiscal year ended October 31, 2021, following the historic lows realized earlier in the COVID-19 pandemic. The Municipal market corrected itself with higher interest rates in the intermediate part of the yield curve throughout the Fund’s fiscal year.

The belly of the yield curve saw a widening of 36 basis points, which led to negative returns for certain maturities. The front and long ends of the yield curve outperformed as one-year municipals tightened five basis points and 30-year municipals tightened two basis points over the same timeframe. Municipals outperformed Treasuries during the period as 30-year Treasuries cheapened 33 basis points.

A major focus during the fiscal year was President Biden’s $1 Trillion bipartisan infrastructure plan that was expected to be signed into law in early November 2021. The plan is aimed toward providing the tools for state and local governments to invest in roads, buildings and bridges in the upcoming years. Unfortunately for Municipal investors and issuers, the provision for state and local governments to advance refund their debt was removed from the bill, reducing Municipal supply projections in the upcoming year.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Intermediate Muni (Class A) returned 3.03%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 1.17%.

STRATEGY REVIEW

The Fund increased its duration from 4.67 years to 5.12 years during the fiscal year ended October 31, 2021, positioning itself 0.12 years shorter than the benchmark. This helped the Fund to outperform its benchmark as the yield curve steepened during the period. The belly of the yield curve (three to seven year maturities) saw the largest underperformance throughout the year, benefitting the Fund which was underweight those maturities. The Fund ended the fiscal year with an 18.24% weighting to 1-7 year maturities whereas its benchmark had a 38.13% weighting in the same maturity span. The belly of the yield curve widened out 36 basis points throughout the year whereas 30-year municipals actually tightened two basis points over the fiscal year.

Bonds in the Industrial Development Revenue (“IDR”) sector were top performers in the fiscal year ended October 31, 2021 followed by the transportation sector. The Fund remained overweight IDR bonds with a 13.16% weighting versus only 0.27% in its benchmark at fiscal year end. IDR bonds within the Fund returned 6.38% for the year while the transportation sector holdings returned 5.17%, outperforming the same sectors within its benchmark.

Credit quality positioning was a large reason for the Fund’s outperformance during the fiscal year ended October 31, 2021. The AAA-BBB Credit spread declined consistently and ended the fiscal year at 60 basis points, well inside the historical average of 132 basis points. As such, the Fund’s BBB, below B and non-rated holdings were top performers for the fiscal year. BBB-rated bonds within the Fund returned 6.58% in the fiscal year compared to its AAA bonds, which returned 1.11%.

The Fund continued to invest in states which have historically enjoyed strong demand and excess spread. States with high state income tax rates, like California and New York, have tended to be in high demand from investors who seek state tax-exempt income. Additionally, the Fund continued to seek smaller issues with additional yield required to clear the market at issuance, as the spreads have historically tightened to comparable bonds in the secondary market.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	95.3%
Repurchase Agreement	2.0
U.S. Government Obligation	1.8
Net Other Assets (Liabilities)	0.9
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.03
Duration †	5.12

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.8%
AAA	5.9
AA	59.5
A	14.7
BBB	9.3
BB	0.7
Not Rated	7.2
Net Other Assets (Liabilities)	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.34)%	2.38%	4.07%	10/31/2012
Class A (NAV)	3.03%	3.06%	4.46%	10/31/2012
Bloomberg Muni Managed Money Intermediate Index (A)	1.17%	3.05%	2.91%
Class C (POP)	1.30%	2.43%	3.82%	10/31/2012
Class C (NAV)	2.30%	2.43%	3.82%	10/31/2012
Class I (NAV)	3.16%	3.16%	4.56%	10/31/2012
Class I2 (NAV)	3.14%	3.26%	2.97%	09/30/2016

(A) The Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.3%
Alabama - 3.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds, 5.00%, 11/15/2046	$3,875,000	$4,533,446
Bessemer Governmental Utility Services Corp., Revenue Bonds, BAM, 5.00%, 06/01/2029	2,010,000	2,451,190
Bibb County Board of Education, Special Tax, Series B, BAM, 4.00%, 04/01/2045 - 04/01/2050	1,035,000	1,187,947
Black Belt Energy Gas District, Revenue Bonds, Fixed until 12/01/2031, 4.00% (A), 06/01/2051	7,495,000	9,112,093
County of Jefferson Sewer Revenue, Revenue Bonds, Series A, AGM, 5.50%, 10/01/2053	1,015,000	1,123,511
Dekalb-Jackson Cooperative District, Revenue Bonds,
AGM, 4.05%, 01/01/2050	140,000	148,008
5.00%, 01/01/2056	750,000	826,751
Harvest-Monrovia Water Sewer & Fire Protection Authority, Inc., Revenue Bonds, AGM, 4.00%, 04/01/2025	70,000	76,612
Health Care Authority of the City of Huntsville, Revenue Bonds, Series B-1, 5.00%, 06/01/2038	4,050,000	5,087,428
Marshall County Board of Education, Special Tax, AGM, 4.00%, 03/01/2032	230,000	253,480
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (B)	2,850,000	3,177,439
Phenix City Board of Education, Special Tax, BAM, 4.00%, 08/01/2044	2,730,000	3,153,322
Saraland Board of Education, Special Tax, Series B, AGM, 4.00%, 06/01/2031	1,170,000	1,399,106
Saraland Public Educational Building Authority, Revenue Bonds, AGM, 4.00%, 12/01/2030	1,540,000	1,849,438
Southeast Energy Authority Cooperative District, Revenue Bonds, Series B, Fixed until 12/01/2031, 4.00% (A), 12/01/2051	45,000,000	53,851,311

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Alabama (continued)
University of North Alabama, Revenue Bonds, Series A, BAM, 4.00%, 11/01/2044	$ 5,210,000	$ 6,008,507

		94,239,589

Alaska - 0.0% (C)
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	75,637

Arizona - 1.7%
Arizona Industrial Development Authority, Revenue Bonds,
4.00%, 02/01/2050	4,775,000	5,481,486
Series A, 4.00%, 10/01/2049	950,000	1,051,686
5.00%, 03/01/2037	830,000	962,411
Series A, BAM, 5.00%, 06/01/2049 - 06/01/2058	17,905,000	21,409,686
Series B, 4.00%, 07/01/2041 - 07/01/2051	1,650,000	1,739,444
BluePath Trust, Revenue Bonds, 2.75%, 09/01/2026 (B) (D)	3,562,390	3,622,151
City of Litchfield Park Excise Tax Revenue, Revenue Bonds, 4.00%, 07/01/2041	775,000	864,466
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	38,330
County of Santa Cruz, Revenue Bonds, AGM, 4.00%, 07/01/2026	140,000	156,078
Glendale Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2038	250,000	266,200
Goodyear McDowell Road Commercial Corridor Improvement District, Special Assessment, BAM, 3.00%, 01/01/2025	1,005,000	1,082,858
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 5.00%, 07/01/2036	1,440,000	1,592,708
Industrial Development Authority of the County of Pima, Revenue Bonds, 4.00%, 04/01/2035 - 04/01/2036	1,665,000	1,982,092
La Paz County Industrial Development Authority, Revenue Bonds, 4.90%, 06/15/2028 (B)	460,000	485,929
Maricopa County Elementary School District No. 25, General Obligation Unlimited, Series A, BAM, 4.00%, 07/01/2024	135,000	147,757
Maricopa County Industrial Development Authority, Revenue Bonds,
4.00%, 07/01/2049 - 07/01/2054	2,700,000	3,039,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Revenue Bonds, (continued)
Series A, 5.00%, 01/01/2034	$ 175,000	$ 187,176
Maricopa County Unified School District No. 89, General Obligation Limited, 5.00%, 07/01/2023	40,000	42,992
Tempe Industrial Development Authority, Revenue Bonds, Class A, 4.00%, 12/01/2022 - 12/01/2026	1,155,000	1,236,406

		45,389,123

Arkansas - 0.4%
Little Rock School District, General Obligation Limited, 3.00%, 02/01/2026 - 02/01/2030	10,545,000	10,726,726
University of Central Arkansas, Revenue Bonds, Series D, AGM, 3.00%, 09/01/2027 - 09/01/2029	775,000	837,382

		11,564,108

California - 13.5%
Adelanto Elementary School District Community Facilities District No. 1, Special Tax, BAM, 5.00%, 09/01/2036 - 09/01/2039	3,200,000	4,014,247
Adelanto School District, Special Tax, BAM, 4.00%, 09/01/2035 - 09/01/2036	555,000	622,605
Alameda Corridor Transportation Authority, Revenue Bonds, Series B, AGM, 4.00%, 10/01/2035 - 10/01/2037	2,460,000	2,754,858
Avalon Community Improvement Agency Successor Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	1,310,000	1,506,035
Baldwin Park / Monrovia School Facilities Grant Financing Authority, Revenue Bonds,
AGM, 3.00%, 10/01/2033	60,000	63,513
4.00%, 10/01/2027	185,000	211,135
Beaumont Public Improvement Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/01/2037 - 09/01/2049	8,695,000	10,255,563
Calexico Financing Authority, Revenue Bonds, AGM, 4.00%, 04/01/2024	205,000	222,222
California County Tobacco Securitization Agency, Revenue Bonds, Series B-1, 1.75%, 06/01/2030	75,000	75,368

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Educational Facilities Authority, Revenue Bonds, 5.00%, 04/01/2051	$ 3,000,000	$ 4,654,202
California Health Facilities Financing Authority, Revenue Bonds, Series B, 5.00%, 11/15/2031	75,000	90,503
California Housing Finance, Revenue Bonds, Series E, FNMA, 2.50%, 02/01/2038	74,579	73,828
California Municipal Finance Authority, Revenue Bonds,
4.00%, 10/01/2050	4,450,000	5,102,331
4.38%, 07/01/2025 (B) (D)	520,000	555,066
5.00%, 01/01/2035 - 01/01/2049	14,900,000	18,044,346
BAM, 4.00%, 05/15/2034 - 05/15/2046	11,885,000	13,850,084
BAM-TCRS, 5.00%, 05/15/2038 - 05/15/2041	8,500,000	10,428,444
Series A, 4.00%, 10/01/2034 - 10/01/2044	5,345,000	5,978,664
4.50%, 06/01/2028 (B) (D)	200,000	220,120
5.00%, 10/01/2044 - 02/01/2047	11,220,000	13,230,819
California Public Finance Authority, Revenue Bonds, Series A, 4.25%, 06/15/2029 (B)	735,000	751,974
California School Finance Authority, Revenue Bonds, Series A, 4.00%, 08/01/2025 (B)	350,000	381,730
California Statewide Communities Development Authority, Revenue Bonds,
AGM, 5.00%, 10/01/2026	400,000	450,858
Series A, 3.00%, 11/01/2022 (B)	895,000	904,778
5.00%, 12/01/2025 - 12/01/2029 (B)	775,000	895,491
5.75%, 01/15/2045 (B)	100,000	103,835
California Statewide Communities Development Authority, Special Assessment,
4.00%, 09/02/2028 - 09/02/2044	2,840,000	3,168,612
5.00%, 09/02/2034	870,000	1,069,218
Carmichael Water District, Certificate of Participation, Series A, 4.00%, 11/01/2037	2,230,000	2,633,946
Cascade Union Elementary School District, General Obligation Unlimited,
Series B, AGM, 4.00%, 08/01/2036	80,000	91,237
Series B, AGM, 4.00%, 08/01/2034 - 08/01/2039	365,000	415,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Chaffey Joint Union High School District, General Obligation Unlimited, Series B, Zero Coupon, 08/01/2037	$ 1,000,000	$ 544,105
Chico Unified School District, General Obligation Unlimited, Series C, 4.00%, 08/01/2044	2,000,000	2,327,381
Chino Valley Unified School District, General Obligation Limited, Series B, 5.00%, 08/01/2055	27,605,000	34,719,350
Chowchilla Elementary School District, General Obligation Unlimited, 5.00%, 08/01/2048	650,000	764,516
City of Azusa, Special Tax, AGM, 5.00%, 09/01/2049	1,400,000	1,692,645
City of Beaumont, Special Tax, 5.00%, 09/01/2044	345,000	391,836
City of Fontana, Special Tax, 4.00%, 09/01/2045 - 09/01/2050	600,000	659,768
City of Lathrop, Special Assessment, 4.00%, 09/02/2022	145,000	149,072
City of Lemoore Water Revenue, Revenue Bonds, BAM, 5.00%, 06/01/2049	6,100,000	7,441,309
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 5.00%, 05/15/2038	4,700,000	5,381,889
City of Porterville Sewer Revenue, Certificate of Participation, Series C, AGM, 4.00%, 09/15/2049	3,135,000	3,618,863
City of Sacramento, Special Tax, Series 02, 5.00%, 09/01/2044 - 09/01/2049	2,325,000	2,681,160
City of Tulare Water Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2049	425,000	473,160
Coachella Redevelopment Agency Successor Agency, Tax Allocation,
AGM, 5.00%, 09/01/2026	70,000	78,475
Series A, AGM, 4.00%, 09/01/2032	110,000	124,462
5.00%, 09/01/2029 - 09/01/2030	610,000	723,238
Colton Joint Unified School District, General Obligation Unlimited,
BAM, 4.00%, 02/01/2033	55,000	61,180
5.00%, 02/01/2029	105,000	123,205
Compton Unified School District, General Obligation Unlimited,
Series B, BAM, Zero Coupon, 06/01/2034	930,000	676,740

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Compton Unified School District, General Obligation Unlimited, (continued)
Series B, BAM, 4.00%, 06/01/2049	$ 5,855,000	$ 6,562,183
County of El Dorado, Special Tax,
5.00%, 09/01/2029	1,110,000	1,310,733
BAM,
3.00%, 09/01/2025 - 09/01/2026	260,000	282,551
5.00%, 09/01/2022	690,000	717,736
County of Los Angeles, Revenue Bonds, 4.00%, 06/30/2022	30,000,000	30,770,556
County of San Bernardino, Special Tax, 4.00%, 09/01/2047	100,000	104,308
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax, Series A, AGM, 4.00%, 09/01/2029	60,000	65,277
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds,
Series B, 3.00%, 12/01/2031	3,770,000	4,029,082
3.25%, 12/01/2036	3,250,000	3,485,309
Durham Unified School District, General Obligation Unlimited, Series A, AGM, 4.00%, 08/01/2037 - 08/01/2039	710,000	788,737
Elk Grove Unified School District, Certificate of Participation, BAM, 5.00%, 02/01/2027 - 02/01/2028	2,270,000	2,662,196
Etiwanda School District, Special Tax,
Series 2, 3.00%, 09/01/2022	85,000	86,584
3.50%, 09/01/2023	75,000	77,907
Eureka City Schools, General Obligation Unlimited, BAM, 4.00%, 08/01/2038	85,000	98,710
Fairfield-Suisun Unified School District Public Financing Authority, Special Tax, BAM, 2.25%, 08/15/2022 - 08/15/2023	4,535,000	4,558,360
Folsom Cordova Unified School District, General Obligation Unlimited, Series D, AGM, 4.00%, 10/01/2044	40,000,000	44,875,688
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Series A, AGM, 5.00%, 01/15/2042	410,000	445,484
Golden State Tobacco Securitization Corp., Revenue Bonds,
Series A, AGM-CR, 5.00%, 06/01/2040	1,000,000	1,163,167
Series A-1, 5.00%, 06/01/2023 - 06/01/2047	15,195,000	15,690,279
5.25%, 06/01/2047	3,580,000	3,672,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, (continued)
Series A-2, 5.00%, 06/01/2047	$ 14,000,000	$ 14,335,329
Heber Elementary School District, General Obligation Unlimited, Series A, AGM, 4.00%, 08/01/2035 - 08/01/2038	360,000	404,344
Inglewood Unified School District, General Obligation Unlimited, Series A, AGM, 4.00%, 08/01/2051 (E)	1,500,000	1,691,090
Jurupa Community Services District, Special Tax, Series A, 4.00%, 09/01/2045 - 09/01/2050	665,000	740,576
Konocti Unified School District, General Obligation Unlimited, AGM, 5.00%, 08/01/2042	740,000	868,876
Lynwood Unified School District, General Obligation Unlimited, Series B, BAM, 4.00%, 08/01/2045 - 08/01/2049	5,125,000	5,787,432
Madera County Public Financing Authority, Revenue Bonds, BAM, 4.00%, 10/01/2050	8,130,000	9,350,206
McFarland Unified School District, General Obligation Unlimited, Series A, BAM, 4.00%, 11/01/2040 - 11/01/2045	550,000	628,365
Menifee Union School District Public Financing Authority, Special Tax,
Series A, 5.00%, 09/01/2023	425,000	454,690
Series A, BAM, 5.00%, 09/01/2029 - 09/01/2034	1,240,000	1,423,378
Mountain House Public Financing Authority, Revenue Bonds,
4.00%, 10/01/2046 - 10/01/2051	4,375,000	4,762,353
Series A, BAM, 4.00%, 12/01/2036 - 12/01/2038	610,000	719,950
Mountain View School District, General Obligation Unlimited, Series D, AGM, 4.00%, 08/01/2049	1,000,000	1,140,494
Oakdale Public Financing Authority, Special Tax, 2.63%, 09/01/2022	110,000	111,662
Ontario International Airport Authority, Revenue Bonds,
Series A, AGM,
4.00%, 05/15/2051	1,915,000	2,191,998
5.00%, 05/15/2046	2,075,000	2,620,435
Parlier Unified School District, General Obligation Unlimited, Series B, AGM, 4.00%, 08/01/2048 - 08/01/2051	2,040,000	2,318,907

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2022	$ 425,000	$ 441,210
Pollock Pines Elementary School District, General Obligation Unlimited, AGM, 4.00%, 08/01/2049	1,565,000	1,741,243
Rio Elementary School District Community Facilities District, Special Tax, BAM, 5.00%, 09/01/2029 - 09/01/2032	1,535,000	1,815,654
River Islands Public Financing Authority, Revenue Bonds, AGM, 4.00%, 09/01/2045 - 09/01/2050	2,400,000	2,744,053
River Islands Public Financing Authority, Special Tax, 4.00%, 09/01/2051	665,000	704,758
Robla School District, General Obligation Unlimited,
Series A, AGM,
4.00%, 08/01/2037 - 08/01/2038	1,075,000	1,217,080
5.00%, 08/01/2044	1,720,000	2,085,871
San Bernardino County Redevelopment Project, Tax Allocation, Series B, AGM, 5.00%, 09/01/2025 - 09/01/2026	230,000	265,933
San Diego Public Facilities Financing Authority, Revenue Bonds, Series A, 5.00%, 10/15/2044	365,000	417,996
San Diego Unified School District, General Obligation Unlimited,
Series K-2,
Zero Coupon, 07/01/2030	1,350,000	1,139,985
Series L,
4.00%, 07/01/2049	3,000,000	3,481,963
San Leandro Unified School District, General Obligation Unlimited, AGC, Zero Coupon (F), 08/01/2039	305,000	299,796
Sanger Unified School District, Certificate of Participation, AGM, 3.13%, 06/01/2033	75,000	80,492
Sanger Unified School District, General Obligation Unlimited, Series A, BAM, 4.00%, 08/01/2055	1,500,000	1,755,489
Santa Ana Unified School District, General Obligation Unlimited, Series A, 4.00%, 08/01/2048	4,265,000	4,870,945
Santa Clarita Redevelopment Successor Agency, Tax Allocation, AGM, 5.00%, 10/01/2023	435,000	472,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Saugus Union School District Financing Authority, Revenue Bonds, Series A, BAM, 4.00%, 09/01/2049	$ 875,000	$ 985,866
Snowline Joint Unified School District, Special Tax, Series A, 3.00%, 09/01/2022	280,000	285,217
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	685,000	778,509
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation, AGM, 5.00%, 09/01/2022	60,000	62,273
Sutter Union High School District, General Obligation Unlimited, BAM, Zero Coupon, 08/01/2028	140,000	121,353
Tahoe-Truckee Unified School District, Certificate of Participation, BAM, 4.00%, 06/01/2043	1,000,000	1,107,310
Tulare Local Health Care District, General Obligation Unlimited, BAM, 4.00%, 08/01/2039	1,500,000	1,764,583
Upland Community Facilities District, Special Tax, Series A, 4.00%, 09/01/2049	750,000	824,072
Vacaville Unified School District, Certificate of Participation, AGM, 4.00%, 12/01/2024	105,000	115,866
Washington Township Health Care District, General Obligation Unlimited, Series DT, 4.00%, 08/01/2034 - 08/01/2036	1,585,000	1,780,198
Weed Union Elementary School District, Certificate of Participation,
AGM,
2.38%, 03/01/2039	160,000	157,859
2.50%, 03/01/2041	170,000	168,182
2.63%, 03/01/2046	160,000	157,478
West Kern Community College District, Certificate of Participation, AGM, 4.00%, 11/01/2040 - 11/01/2044	1,390,000	1,573,079

		369,866,788

Colorado - 1.9%
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	432,285

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028 (D)	$ 397,000	$ 419,435
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2037	525,000	551,605
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, Series A, 5.00%, 12/01/2050	2,005,000	2,171,410
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2031 - 12/01/2032	460,000	560,605
Castle Oaks Metropolitan District No. 3, General Obligation Limited, AGM, 4.00%, 12/01/2040 - 12/01/2050	2,470,000	2,858,510
City of Arvada, Certificate of Participation, 4.00%, 12/01/2032 - 12/01/2033	1,080,000	1,226,025
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
4.00%, 08/01/2024 - 08/01/2026	365,000	408,345
5.00%, 06/15/2029 - 08/01/2031	1,590,000	1,841,930
Series A,
5.00%, 06/01/2036	540,000	615,284
Colorado Health Facilities Authority, Revenue Bonds,
Series A,
4.00%, 08/01/2049 - 09/01/2050	4,800,000	5,415,249
5.00%, 12/01/2033	100,000	108,947
Series B,
5.00%, 05/15/2022 - 05/15/2026	2,420,000	2,572,942
Crystal Valley Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2035	1,000,000	1,177,692
Denver Health & Hospital Authority, Revenue Bonds, Series A, 4.00%, 12/01/2040	750,000	855,585
Erie Commons Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2039	1,300,000	1,494,110
Flying Horse Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2050	875,000	1,012,462
Heather Gardens Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2024 - 12/01/2030	1,255,000	1,439,579
Highpointe Vista Metropolitan District No. 2, General Obligation Limited, BAM, 4.00%, 12/01/2046	525,000	618,124

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Northglenn Urban Renewal Authority, Tax Allocation, 4.00%, 12/01/2024 - 12/01/2038	$ 2,215,000	$ 2,489,301
Palisade Park North Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 4.00%, 12/01/2051	560,000	637,936
Park Creek Metropolitan District, Revenue Bonds,
Series A,
5.00%, 12/01/2032 - 12/01/2037	1,205,000	1,376,991
Series A, AGM,
4.00%, 12/01/2046	6,530,000	7,582,466
Series A, NATL-IBC,
5.00%, 12/01/2045	1,220,000	1,377,857
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2041 - 12/01/2051	4,500,000	4,556,550
Sand Creek Metropolitan District, General Obligation Limited, AGM, 4.00%, 12/01/2032 - 12/01/2034	1,475,000	1,691,578
Silver Peaks Metropolitan District No. 2, General Obligation Limited, BAM, 5.00%, 12/01/2037 - 12/01/2042	1,520,000	1,784,301
South Sloan’s Lake Metropolitan District No. 2, General Obligation Limited, AGM, 4.00%, 12/01/2044	435,000	491,203
Transport Metropolitan District No. 3, General Obligation Limited, Series A-2, Zero Coupon (F), 12/01/2051	1,000,000	891,515
Vauxmont Metropolitan District, General Obligation Limited, AGM, 3.25%, 12/15/2050	1,880,000	2,022,388
Wyndham Hill Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 4.00%, 12/01/2034	540,000	618,862

		51,301,072

Connecticut - 1.1%
City of Hartford, General Obligation Unlimited,
Series A,
5.00%, 04/01/2030	20,000	20,344
Series A, AGM,
5.00%, 07/01/2025 - 07/01/2032	460,000	531,701
Series A, BAM,
4.00%, 12/01/2027	515,000	591,739
5.00%, 12/01/2022 - 12/01/2026	10,625,000	12,271,056
Series A, BAM-TCRS,
5.00%, 04/01/2025	765,000	779,162
Series B, AGM,
5.00%, 10/01/2032	100,000	111,999

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
City of Hartford, General Obligation Unlimited, (continued)
Series C, AGM,
5.00%, 07/15/2023	$ 900,000	$ 972,218
City of New Haven, General Obligation Unlimited,
Series A,
5.50%, 08/01/2035 - 08/01/2037	555,000	683,290
Series A, BAM-TCRS,
5.00%, 08/01/2037	435,000	516,419
Series B, BAM,
5.00%, 08/15/2025	40,000	46,531
Connecticut Housing Finance Authority, Revenue Bonds,
Series 24,
3.80%, 06/15/2031	120,000	135,543
Series B-1,
2.40%, 11/15/2026	90,000	94,411
Series B-3,
2.40%, 05/15/2026	55,000	57,848
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series A, AGM-CR,
2.13%, 07/01/2031	7,915,000	7,971,778
Series B-2,
2.75%, 01/01/2026 (B)	650,000	654,478
Series J,
5.00%, 07/01/2034 - 07/01/2042	1,395,000	1,438,428
State of Connecticut, General Obligation Unlimited, Series B, 4.00%, 03/01/2029	25,000	26,138
State of Connecticut, Special Tax Obligation, Revenue Bonds, Series A, 5.00%, 08/01/2022	15,000	15,543
Town of Hamden, General Obligation Unlimited,
BAM,
6.00%, 08/15/2033	1,190,000	1,515,072
Series A, BAM,
5.00%, 08/01/2027	440,000	537,049

		28,970,747

Delaware - 0.1%
Delaware Municipal Electric Corp., Revenue Bonds, Series A, BAM, 5.00%, 10/01/2035 - 10/01/2038	1,425,000	1,795,837
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2049	900,000	1,003,760

		2,799,597

District of Columbia - 0.3%
District of Columbia, Revenue Bonds,
4.00%, 07/01/2049	1,000,000	1,103,224
Series A,
4.13%, 07/01/2027	1,010,000	1,065,645
5.00%, 07/01/2032	1,500,000	1,615,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
District of Columbia, Revenue Bonds, (continued)
Series C,
4.00%, 12/01/2021	$ 25,000	$ 25,078
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	1,510,000	1,687,869
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, 5.00%, 10/01/2023	25,000	26,081
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds,
Series A,
5.00%, 10/01/2053	550,000	560,469
Series B, AGM,
4.00%, 10/01/2053	1,375,000	1,563,278
Series B, AGM-CR,
6.50% (F), 10/01/2044	1,065,000	1,417,360
Series C, AGC,
6.50% (F), 10/01/2041	285,000	358,642

		9,423,392

Florida - 2.7%
Board of Governors International University Dormitory Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2032	2,195,000	2,630,375
Bridgewater Community Development District, Special Assessment, 4.50%, 05/01/2031	25,000	27,301
Capital Trust Agency, Inc., Revenue Bonds, 3.50%, 07/01/2022 (B)	570,000	573,228
City of Cape Coral Water & Sewer Revenue, Special Assessment,
AGM,
2.13%, 09/01/2022	80,000	81,240
2.75%, 09/01/2025 - 09/01/2026	475,000	516,347
City of Fort Myers, Revenue Bonds, 4.00%, 12/01/2032 - 12/01/2033	310,000	346,458
City of Jacksonville, Revenue Bonds, Series C, 5.00%, 10/01/2031	100,000	104,289
City of Miami Parking System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2027 - 10/01/2029	1,215,000	1,502,757
City of Orlando Tourist Development Tax Revenue, Revenue Bonds,
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2032	11,230,000	13,646,316
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	7,870,000	9,434,891
City of Tallahassee, Revenue Bonds, 5.00%, 10/01/2023	55,000	57,400

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Tampa, Revenue Bonds,
Series A,
5.00%, 11/15/2025	$ 130,000	$ 133,262
Series B,
4.00%, 07/01/2045	1,000,000	1,135,640
5.00%, 07/01/2050	2,500,000	3,064,551
County of Miami-Dade, Revenue Bonds, Series A, AGC, 6.88% (F), 10/01/2034	320,000	454,055
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds, Series B, 5.00%, 10/01/2044	1,000,000	1,241,475
County of Polk Utility System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2043	10,000,000	10,888,897
Florida Department of Environmental Protection, Revenue Bonds, Series A, 5.00%, 07/01/2022	55,000	56,747
Florida Development Finance Corp., Revenue Bonds, Series A, 5.00%, 06/15/2035 - 06/15/2040 (B)	2,000,000	2,302,993
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	1,050,000	1,217,572
Florida Housing Finance Corp., Revenue Bonds,
Series 1, GNMA, FNMA, FHLMC,
2.20%, 01/01/2023	60,000	61,010
2.25%, 07/01/2023	55,000	56,333
2.35%, 07/01/2024	205,000	212,430
Florida Keys Aqueduct Authority, Revenue Bonds, Series A, 5.00%, 09/01/2049	750,000	851,978
Florida State Board of Governors, Revenue Bonds, Series A, AGM, 5.00%, 11/01/2028	515,000	649,900
Herons Glen Recreation District, Special Assessment,
BAM,
3.00%, 05/01/2034 - 05/01/2035	495,000	531,999
4.00%, 05/01/2050	210,000	235,838
Lee County Industrial Development Authority, Revenue Bonds, 5.00%, 11/15/2039 - 11/15/2044	3,500,000	4,069,028
Martin County Health Facilities Authority, Revenue Bonds, AGM-CR, 5.50%, 11/15/2042	15,000	15,029
Miami-Dade County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 06/01/2047 (B)	1,875,000	1,948,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
North Sumter County Utility Dependent District, Revenue Bonds,
5.00%, 10/01/2042	$ 135,000	$ 140,220
BAM,
5.00%, 10/01/2036 - 10/01/2037	500,000	624,336
Northern Palm Beach County Improvement District, Special Assessment, AGM, 5.00%, 08/01/2024	105,000	117,244
Orange County Health Facilities Authority, Revenue Bonds,
Series A,
5.00%, 10/01/2033 - 10/01/2034	8,200,000	9,746,817
Series B,
5.00%, 10/01/2044	300,000	352,426
Palm Beach County Health Facilities Authority, Revenue Bonds, 5.00%, 05/15/2032	900,000	1,043,383
St. Johns County Industrial Development Authority, Revenue Bonds,
4.00%, 12/15/2022 - 12/15/2024	370,000	389,484
Series A,
Fixed until 08/01/2024, 4.13% (A), 08/01/2047	1,000,000	1,039,553
Tradition Community Development District No. 1, Special Assessment, AGM, 4.00%, 05/01/2023	275,000	289,009
Village Community Development District No. 12, Special Assessment, 3.25%, 05/01/2023 (B)	190,000	193,806
Volusia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	625,000	733,707
Walton County District School Board, Certificate of Participation, AGM, 5.00%, 07/01/2026	220,000	250,383

		72,968,329

Georgia - 2.4%
Bibb County Development Authority, Revenue Bonds, 5.25%, 06/01/2050	4,920,000	6,152,776
City of East Point, Tax Allocation, 3.00%, 08/01/2022	1,000,000	1,010,556
Cobb County Kennestone Hospital Authority Revenue, Revenue Bonds, 5.00%, 04/01/2050	7,075,000	8,685,661
Cornelia Urban Redevelopment Agency, Revenue Bonds, AGM, 5.00%, 10/01/2054	1,415,000	1,720,579
Development Authority of Lagrange, Revenue Bonds, 4.50%, 10/15/2031 (E)	2,000,000	2,020,236

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
Fulton County Development Authority Revenue, Revenue Bonds, 4.00%, 07/01/2039 - 04/01/2050	$ 11,540,000	$ 13,134,125
Gainesville & Hall County Hospital Authority, Revenue Bonds, Class A, 4.00%, 02/15/2051	10,785,000	12,230,895
George L Smith II Congress Center Authority, Revenue Bonds, 4.00%, 01/01/2036	1,250,000	1,428,640
Georgia Housing & Finance Authority, Revenue Bonds,
Series A-1,
3.20%, 12/01/2036	690,000	719,414
3.25%, 12/01/2037	1,320,000	1,376,950
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.00%, 05/15/2049	5,000,000	7,217,769
Municipal Electric Authority of Georgia, Revenue Bonds, AGM, 5.00%, 01/01/2062	8,100,000	9,793,900

		65,491,501

Guam - 0.0% (C)
Guam Government Waterworks Authority, Revenue Bonds, 5.00%, 07/01/2023 - 07/01/2031	335,000	378,889
Guam Power Authority, Revenue Bonds,
Series A,
5.00%, 10/01/2034	120,000	124,053
Series A, AGM,
5.00%, 10/01/2026	215,000	223,455

		726,397

Idaho - 0.2%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,500,000	4,736,215
Idaho Health Facilities Authority, Revenue Bonds, Series D, 5.00%, 12/01/2032	50,000	51,384
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.00%, 07/01/2026	160,000	170,695
4.63%, 07/01/2029 (B)	185,000	206,697

		5,164,991

Illinois - 15.1%
Adams County School District No. 172, General Obligation Unlimited,
AGM,
3.00%, 02/01/2033	335,000	350,612
4.00%, 02/01/2032 - 02/01/2035	3,000,000	3,316,096
5.00%, 02/01/2029	1,345,000	1,568,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Berwyn Municipal Securitization Corp., Revenue Bonds, Series A, AGM-CR, 5.00%, 01/01/2035	$ 8,230,000	$ 10,113,096
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited, AGM, Zero Coupon, 01/01/2023	1,490,000	1,479,242
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,604,323
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited, Series A, AGM, 5.00%, 10/01/2022 - 10/01/2024	4,910,000	5,282,734
Channahon Park District, General Obligation Unlimited, Series A, BAM, 4.00%, 12/15/2038	50,000	57,544
Chicago Board of Education, General Obligation Unlimited,
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	411,687
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	150,000	150,587
Series A, NATL,
Zero Coupon, 12/01/2022	25,000	24,839
Chicago O’Hare International Airport, Revenue Bonds, Series D, BAM-TCRS, 5.00%, 01/01/2039	25,000	26,291
Chicago Park District, General Obligation Limited, Series A, BAM-TCRS, 5.75%, 01/01/2038	325,000	362,568
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, AGM-CR, 5.00%, 12/01/2051	35,000	41,233
City of Calumet City, General Obligation Unlimited,
BAM,
4.00%, 03/01/2023 - 03/01/2024	2,135,000	2,262,478
Series A, BAM,
4.00%, 03/01/2022	955,000	965,343
City of Chicago, General Obligation Unlimited, Series C, 5.00%, 01/01/2026 - 01/01/2027	2,950,000	3,406,877
City of Chicago Wastewater Transmission Revenue, Revenue Bonds,
AGM-CR,
5.00%, 01/01/2022 - 01/01/2024	700,000	705,459
Series A, AGM,
5.25%, 01/01/2042	675,000	809,743

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Chicago Waterworks Revenue, Revenue Bonds,
4.00%, 11/01/2023	$ 500,000	$ 517,872
5.00%, 11/01/2021 - 11/01/2028	3,500,000	3,559,063
AGM-CR,
5.00%, 11/01/2027	165,000	172,332
City of Country Club Hills, General Obligation Unlimited,
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,340,000	1,524,638
4.50%, 12/01/2030 - 12/01/2031	1,295,000	1,395,403
City of East Moline, General Obligation Unlimited, Series A, AGM, 4.00%, 01/15/2035 - 01/15/2037	1,435,000	1,697,563
City of Flora, General Obligation Unlimited, BAM, 3.50%, 11/01/2022 - 11/01/2024	600,000	630,209
City of Monmouth, General Obligation Unlimited,
Series A, AGM,
Zero Coupon, 12/01/2034 - 12/01/2044	1,295,000	887,623
Series B, BAM,
3.00%, 12/01/2023	130,000	136,489
City of North Chicago, General Obligation Unlimited, Series B, AGM, 4.00%, 11/01/2023	40,000	42,659
City of Peoria, General Obligation Unlimited, Series B, BAM-TCRS, 5.00%, 01/01/2026 - 01/01/2027	2,295,000	2,682,160
City of Rock Island, General Obligation Unlimited, 4.00%, 12/01/2030	255,000	306,954
City of Sterling, General Obligation Unlimited, AGM, 3.00%, 12/01/2024	140,000	149,955
City of Waukegan, General Obligation Unlimited,
Series A, AGM,
5.00%, 12/30/2035 - 12/30/2036	2,220,000	2,655,821
Series B, AGM,
5.00%, 12/30/2030 - 12/30/2032	1,620,000	1,950,577
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited, BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	3,955,000	3,965,813
Cook & Will Counties Community College District No. 515, General Obligation Limited, 5.00%, 12/01/2024	45,000	51,028
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	775,000	878,821
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	680,000	743,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County Community College District No. 508, General Obligation Unlimited,
5.00%, 12/01/2022 - 12/01/2024	$ 1,375,000	$ 1,475,660
BAM-TCRS,
5.25%, 12/01/2027 - 12/01/2043	3,050,000	3,310,406
Cook County Community High School District No. 229, General Obligation Limited, 4.00%, 12/01/2023	1,505,000	1,612,172
Cook County School District No. 100, General Obligation Unlimited, BAM, 4.00%, 12/01/2021	430,000	431,265
Cook County School District No. 111, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2037	2,350,000	2,865,973
Cook County School District No. 111, General Obligation Unlimited, AGM, 4.00%, 12/01/2033 - 12/01/2034	1,195,000	1,356,701
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	1,065,832
Cook County School District No. 157, General Obligation Unlimited, Series A, AGM, Zero Coupon, 11/01/2022 - 11/01/2025	920,000	885,283
Cook County School District No. 158, General Obligation Limited, AGM, 3.00%, 12/01/2021	325,000	325,722
Cook County School District No. 160, General Obligation Unlimited, Series A, BAM, 4.00%, 12/01/2026 - 12/01/2027	235,000	271,658
Cook County School District No. 163, General Obligation Limited, Series A, AGM, 5.00%, 12/15/2028	70,000	70,403
Cook County School District No. 31, General Obligation Limited, Series A, 3.00%, 12/01/2021	100,000	100,222
Cook County School District No. 94, General Obligation Unlimited, BAM, 4.00%, 12/01/2037 - 12/01/2040	1,230,000	1,378,657
Cook County Township High School District No. 201, General Obligation Limited, Series C, AGM, Zero Coupon, 12/01/2024	315,000	304,029
Cook County Township High School District No. 220, General Obligation Limited,
AGM-CR,
5.00%, 12/01/2025	700,000	768,081

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County Township High School District No. 220, General Obligation Limited, (continued)
BAM-TCRS,
5.00%, 12/01/2026	$ 1,545,000	$ 1,695,265
Cook County Township High School District No. 220, General Obligation Unlimited, BAM, 5.00%, 12/01/2028 - 12/01/2034	1,265,000	1,578,032
County of Cook, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 11/15/2024	1,500,000	1,572,116
County of Logan, General Obligation Unlimited, Series B, BAM, 3.25%, 11/01/2037	50,000	53,786
County of Union, General Obligation Unlimited, AGM, 4.25%, 09/01/2042	665,000	764,812
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Limited, Series B, BAM, 4.00%, 02/01/2039 - 02/01/2041	1,310,000	1,487,139
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 02/01/2030	2,060,000	2,079,297
Douglas & Champaign Counties Community Unit School District No. 302, General Obligation Unlimited, Series B, AGM, 4.00%, 12/01/2034	785,000	889,109
Grundy County School District No. 54, General Obligation Unlimited, AGM-CR, 6.00%, 12/01/2024	2,050,000	2,059,571
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited, Series A, AGM, 5.00%, 08/15/2028	150,000	174,309
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 08/15/2038	13,115,000	15,460,124
5.00%, 08/01/2025 - 07/01/2035	10,055,000	12,520,564
AGM,
4.00%, 12/01/2023	140,000	150,090
5.00%, 12/01/2036	1,900,000	2,203,640
Series A,
4.00%, 11/01/2023 - 05/01/2050	2,005,000	2,200,979
4.13%, 05/15/2047	5,335,000	6,039,028
5.00%, 07/01/2022 - 11/01/2029	5,485,000	6,269,383

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Housing Development Authority, Revenue Bonds,
FNMA,
2.63%, 09/01/2032	$ 1,440,969	$ 1,508,596
Series A-1,
3.00%, 02/01/2022	325,000	326,924
Illinois Sports Facilities Authority, Revenue Bonds, BAM-TCRS, 5.00%, 06/15/2029	1,980,000	2,477,833
Illinois State Toll Highway Authority, Revenue Bonds,
Series A,
5.00%, 01/01/2044	2,500,000	3,065,695
Series B,
5.00%, 01/01/2037	140,000	162,626
Iroquois & Kankakee Counties Community Unit School District No. 4, General Obligation Unlimited, Series A, AMBAC, BAM-TCRS, Zero Coupon, 11/01/2022	1,300,000	1,292,496
Jersey & Greene County Community Unit School District No. 100, General Obligation Unlimited, Series A, BAM, 5.00%, 12/01/2026 - 12/01/2027	3,975,000	4,667,778
Joliet Regional Port District, General Obligation Unlimited, Series A, AGM, 4.00%, 12/30/2024	250,000	271,870
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	260,000	284,789
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited, Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	143,086
Kane County School District No. 129, General Obligation Unlimited, Series C, BAM-TCRS, 5.00%, 02/01/2024 - 02/01/2025	5,000,000	5,644,083
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited, Series A, 5.00%, 12/15/2022	100,000	100,579
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited,
Series A, BAM,
4.00%, 12/01/2039	1,300,000	1,443,406
Series B,
3.50%, 01/01/2027	160,000	167,578
Series B, BAM,
4.00%, 01/01/2034 - 01/01/2036	1,785,000	1,999,445

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited, 5.00%, 01/01/2022	$ 50,000	$ 50,397
Lake County Community Unit School District No. 116, General Obligation Limited, Series B, 3.00%, 01/15/2023	105,000	108,277
Lake County School District No. 38, General Obligation Unlimited, BAM-TCRS, 3.00%, 02/01/2022	2,500,000	2,516,493
Lee & Ogle Counties Community Unit School District No. 275, General Obligation Unlimited, Series B, AGM, 4.50%, 12/01/2025 - 12/01/2027	1,085,000	1,134,442
Macon & De Witt Counties Community Unit School District No. 2, General Obligation Unlimited,
Series C, BAM,
3.25%, 12/01/2023	1,195,000	1,261,328
4.00%, 12/01/2025	1,360,000	1,532,982
Macon County School District No. 61, General Obligation Unlimited,
AGM,
5.00%, 12/01/2040	550,000	668,676
Series C, AGM,
4.00%, 01/01/2040 - 01/01/2045	4,530,000	4,996,696
Macoupin Sangamon & Montgomery Counties Community Unit School District, General Obligation Unlimited, BAM, 4.50%, 12/01/2036 - 12/01/2041	1,625,000	1,744,726
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited,
BAM,
5.00%, 12/01/2030	3,270,000	4,021,905
Series B, BAM,
3.50%, 03/01/2029	1,700,000	1,830,117
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited,
5.00%, 11/01/2021	105,000	105,000
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	3,580,000	4,265,620
Series A, BAM-TCRS,
5.00%, 11/01/2022 - 11/01/2026	4,990,000	5,489,542
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited, AGM-CR, FGIC, Zero Coupon, 01/01/2024	540,000	529,943
McHenry County Community Unit School District No. 12, General Obligation Unlimited,
BAM,
5.00%, 01/01/2035	2,625,000	2,961,909
Series A, AGM,
5.00%, 01/01/2023	70,000	73,488

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	$ 110,000	$ 126,265
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,366,614
Metropolitan Pier & Exposition Authority, Revenue Bonds,
NATL,
5.70% (F), 06/15/2023	165,000	178,829
Series A, NATL,
Zero Coupon, 06/15/2026	100,000	93,774
Series B,
5.00%, 12/15/2028	145,000	149,211
Series B, BAM-TCRS,
5.00%, 06/15/2052	315,000	355,487
Northeastern Illinois University, Certificate of Participation,
AGM,
3.00%, 07/01/2023	550,000	559,414
4.00%, 07/01/2025	565,000	603,928
Northeastern Illinois University, Revenue Bonds, Series 1, BAM, 4.00%, 07/01/2022	670,000	686,163
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	117,649
Northern Illinois University, Revenue Bonds,
BAM,
4.00%, 10/01/2043	650,000	750,598
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	4,595,000	5,294,209
5.00%, 04/01/2027	355,000	425,434
Northlake Public Library District, General Obligation Unlimited, AGM, 3.00%, 12/01/2021	610,000	611,334
Peoria Public Building Commission, Revenue Bonds, BAM, 5.00%, 12/01/2022	1,075,000	1,127,212
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited, Series C, AGM, 4.00%, 12/01/2026 - 12/01/2029	625,000	670,405
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	76,502
Rock Island County Public Building Commission, Revenue Bonds, AGM,
3.00%, 12/01/2021	175,000	175,374
4.00%, 12/01/2023	285,000	304,007
5.00%, 12/01/2024 - 12/01/2041	1,745,000	2,062,807

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds, BAM-TCRS, 5.00%, 01/01/2038	$ 6,525,000	$ 7,831,002
Sangamon County Community Unit School District No. 5, General Obligation Unlimited, Series B, 5.00%, 01/01/2023	150,000	158,196
Sangamon County Water Reclamation District, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 01/01/2044	14,135,000	15,799,868
Sangamon Logan & Menard Counties Community Unit School District No. 15, General Obligation Unlimited, Series B, BAM,
4.00%, 12/01/2038 - 12/01/2040	1,270,000	1,466,672
5.00%, 12/01/2036	345,000	431,381
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	455,000	487,885
Southern Illinois University, Revenue Bonds, BAM,
4.00%, 04/01/2028 - 04/01/2040	1,300,000	1,511,299
Series A, AGM,
5.50%, 04/01/2023	370,000	397,169
Southwestern Illinois Development Authority, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 10/15/2026	1,000,000	1,169,239
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited, Series C, AMBAC, BAM-TCRS, Zero Coupon, 12/01/2023	450,000	445,509
St. Clair County High School District No. 201, General Obligation Unlimited, Series B, BAM, 5.00%, 02/01/2025	4,040,000	4,599,387
St. Clair County School District No. 119, General Obligation Unlimited, Series A, AGM, 4.00%, 04/01/2038	500,000	573,478
State of Illinois, General Obligation Unlimited,
5.00%, 02/01/2022 - 05/01/2039	17,565,000	19,909,228
5.25%, 07/01/2030	1,020,000	1,097,691
5.50%, 07/01/2025 - 05/01/2039	6,160,000	7,575,657
5.75%, 05/01/2045	1,570,000	1,949,156
BAM-TCRS,
4.00%, 06/01/2041	17,625,000	19,575,906
Series A,
4.00%, 01/01/2030	225,000	226,129
5.00%, 04/01/2024	3,350,000	3,566,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
State of Illinois, General Obligation Unlimited, (continued)
Series B,
5.00%, 10/01/2033	$ 3,150,000	$ 3,761,168
Series C,
5.00%, 11/01/2029	8,865,000	10,501,054
Taylorville Community Unit School District No. 3, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2040	585,000	695,776
Tazewell County School District No. 51, General Obligation Unlimited, NATL, 9.00%, 12/01/2021 - 12/01/2022	1,355,000	1,431,446
University of Illinois, Revenue Bonds, Series A, AGM,
4.00%, 04/01/2043	5,795,000	6,536,582
Series A, AMBAC,
5.50%, 04/01/2022	75,000	76,642
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,445,000	1,581,451
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	104,567
Village of Bellwood, General Obligation Unlimited, AGM,
5.00%, 12/01/2027	235,000	266,636
Series B, AGM,
3.00%, 12/01/2029	1,000,000	1,064,553
Village of Broadview, General Obligation Unlimited, Series A, BAM, 3.00%, 12/01/2021 - 12/01/2022	305,000	309,495
Village of Calumet Park, General Obligation Unlimited, BAM, 4.00%, 12/01/2021 - 12/01/2032	2,540,000	2,792,297
Village of Crestwood, General Obligation Unlimited, BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,485,470
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	7,305,000	7,896,975
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	300,815
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	264,499
Village of Hazel Crest, General Obligation Unlimited, BAM, 4.00%, 12/01/2024 - 12/01/2025	640,000	713,327
Village of Lombard, General Obligation Unlimited, 5.00%, 01/01/2022 - 01/01/2024	1,740,000	1,813,295

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Lyons, General Obligation Unlimited, Series B, BAM,
4.00%, 12/01/2036 - 12/01/2037	$ 2,055,000	$ 2,417,677
5.00%, 12/01/2032	125,000	130,848
Series C, BAM,
4.00%, 12/01/2022 - 12/01/2023	550,000	571,000
Village of Matteson, Revenue Bonds, BAM, 5.00%, 12/01/2024 - 12/01/2035	3,610,000	4,323,502
Village of Montgomery, Special Assessment, BAM,
2.85%, 03/01/2024	172,000	180,098
3.00%, 03/01/2025	130,000	138,828
3.10%, 03/01/2026	191,000	206,459
3.30%, 03/01/2028	184,000	201,258
3.40%, 03/01/2029	667,000	728,793
3.45%, 03/01/2030	126,000	137,233
Village of Mount Prospect, General Obligation Unlimited, 3.00%, 12/01/2021	100,000	100,207
Village of Mundelein, General Obligation Unlimited, AGM, 4.00%, 12/15/2039	720,000	824,859
Village of Rosemont, General Obligation Unlimited, Series A, BAM,
4.00%, 12/01/2049	27,180,000	31,099,103
5.00%, 12/01/2042	11,335,000	13,987,456
Village of Stone Park, General Obligation Unlimited, Series B, BAM, 4.00%, 02/01/2035 - 02/01/2036	310,000	344,436
Warren County Community Unit School District No. 238, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	75,000	75,215
Wauconda Special Service Area No.1, Special Tax, Series A, BAM, 5.00%, 03/01/2033	305,000	340,026
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2022 - 06/01/2033	3,275,000	3,329,636
Western Illinois University, Certificate of Participation, AGM, 3.00%, 10/01/2022	1,530,000	1,566,717
Western Illinois University, Revenue Bonds, BAM, 5.00%, 04/01/2022 - 04/01/2024	1,975,000	2,068,271
Will County Community High School District No. 210, General Obligation Unlimited, Series A, AGM-CR, 5.00%, 01/01/2027	3,475,000	3,641,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Will County Community Unit School District No. 201, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	$ 1,075,000	$ 1,263,639
Will County Community Unit School District No. 201, General Obligation Unlimited, AGM, Zero Coupon, 11/01/2024	610,000	593,615
Will County School District No. 86, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 03/01/2024	8,105,000	8,909,857
Will Grundy Etc. County Revenue, General Obligation Unlimited, Series B, 5.00%, 06/01/2038	200,000	219,382

		411,657,817

Indiana - 1.4%
Bloomington Redevelopment District, Tax Allocation, Series A-1, 5.00%, 02/01/2026 - 02/01/2040	1,700,000	2,048,438
City of Evansville, Revenue Bonds, Series A, AGM, 5.00%, 02/01/2025	140,000	159,579
City of Rockport, Revenue Bonds, Series A, 2.75%, 06/01/2025	6,295,000	6,714,717
Evansville Redevelopment Authority, Revenue Bonds, BAM,
4.00%, 02/01/2028 - 02/01/2029	5,840,000	6,679,348
5.00%, 02/01/2026	675,000	791,721
Greater Clark County School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2024	135,000	147,240
Indiana Finance Authority, Revenue Bonds,
2.50%, 11/01/2030	2,500,000	2,504,445
3.50%, 10/01/2025	960,000	1,017,848
5.00%, 02/01/2022 - 10/01/2035	3,030,000	3,491,891
Series A,
3.00%, 11/01/2030	3,500,000	3,652,336
Series B,
3.00%, 11/01/2030	625,000	652,203
Indiana Health Facility Financing Authority, Revenue Bonds, 5.00%, 11/15/2034	1,725,000	2,000,381
Merrillville Building Corp., Revenue Bonds, BAM, 4.00%, 07/15/2036 - 12/15/2039	2,720,000	3,140,123
Merrillville Redevelopment Authority, Revenue Bonds, BAM, 4.00%, 07/15/2036 - 12/15/2039	2,810,000	3,257,962

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Wawasee High School Building Corp., Revenue Bonds, 5.00%, 07/15/2038	$ 1,300,000	$ 1,524,615

		37,782,847

Iowa - 0.4%
Iowa Finance Authority, Revenue Bonds,
5.00%, 05/15/2041 - 05/15/2047	7,840,000	8,747,581
Series A,
4.00%, 05/15/2053	2,500,000	2,693,069

		11,440,650

Kansas - 0.2%
City of Wichita, Revenue Bonds, Series I, 5.00%, 05/15/2028	300,000	328,405
Kansas Development Finance Authority, Revenue Bonds, Series C, BAM, 4.00%, 05/01/2022	90,000	91,694
Marais Des Cygnes Public Utility Authority, Revenue Bonds, AGM, 3.00%, 12/01/2026 - 12/01/2027	725,000	790,043
Montgomery County Unified School District No. 446, General Obligation Unlimited, BAM, 5.00%, 09/01/2028	310,000	374,082
Unified Government of Greeley County, General Obligation Unlimited, Series B, 5.00%, 12/01/2037	225,000	265,438
University of Kansas Hospital Authority, Revenue Bonds, Series A, 5.00%, 03/01/2047	2,750,000	3,253,636

		5,103,298

Kentucky - 3.1%
Bullitt County School District Finance Corp., Revenue Bonds, 3.10%, 09/01/2026	65,000	69,167
City of Winchester Combined Utilities Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2029	685,000	799,906
County of Hardin, Revenue Bonds, AGM, 5.75%, 08/01/2033 - 08/01/2045	105,000	114,804
County of Knox, General Obligation Unlimited, BAM, 5.00%, 10/01/2035	585,000	709,701
Eastern Kentucky University, Revenue Bonds, Series A, 4.00%, 04/01/2025	125,000	139,034

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Kentucky Bond Development Corp., Revenue Bonds, BAM, 5.00%, 09/01/2049	$ 21,690,000	$ 26,417,082
Kentucky Economic Development Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 12/01/2045 - 12/01/2047	6,805,000	8,198,871
Kentucky Municipal Power Agency, Revenue Bonds, NATL, 5.00%, 09/01/2032	1,000,000	1,193,844
Series A,
Fixed until 03/01/2026, 3.45% (A), 09/01/2042	2,500,000	2,677,410
Series A, NATL,
5.00%, 09/01/2023	115,000	124,214
Kentucky State Property & Building Commission, Revenue Bonds, BAM, 5.00%, 05/01/2034	2,000,000	2,456,394
BAM-TCRS,
5.00%, 04/01/2029	3,150,000	3,782,783
Series A, AGM,
5.00%, 11/01/2030	855,000	1,112,855
Kentucky State University, Certificate of Participation, BAM, 4.00%, 11/01/2041 - 11/01/2046	2,850,000	3,365,619
Louisville & Jefferson County Visitors & Convention Commission, Revenue Bonds, AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	16,260,000	18,400,114
Louisville / Jefferson County Metropolitan Government, Revenue Bonds, Series A, 4.00%, 10/01/2039 - 10/01/2040	850,000	969,450
Morehead State University, Revenue Bonds,
Series A,
3.00%, 04/01/2027	155,000	165,306
4.00%, 04/01/2030 - 04/01/2032	435,000	476,293
Nicholas County School District Finance Corp., Revenue Bonds,
2.00%, 02/01/2023	55,000	56,073
2.38%, 02/01/2025	240,000	252,320
3.00%, 02/01/2028 - 02/01/2032	365,000	392,367
Northern Kentucky University, Revenue Bonds, Series A, 4.00%, 09/01/2025	900,000	1,010,759
Series A, AGM,
4.00%, 09/01/2030	1,130,000	1,273,405
Paducah Electric Plant Board, Revenue Bonds, Series A, AGM, 5.00%, 10/01/2029 - 10/01/2032	2,355,000	2,808,012

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
University of Louisville, Revenue Bonds, Series B, BAM, 4.00%, 09/01/2031	$ 1,195,000	$ 1,412,776
Warren County Justice Center Expansion Corp., Revenue Bonds, 5.00%, 09/01/2024	820,000	918,294
Warren County School District Finance Corp., Revenue Bonds, 4.00%, 04/01/2026	3,690,000	4,189,301

		83,486,154

Louisiana - 2.3%
Jefferson Sales Tax District, Revenue Bonds,
Series B, AGM,
4.00%, 12/01/2039	1,935,000	2,287,249
5.00%, 12/01/2032	35,000	42,986
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, AGM,
5.00%, 08/01/2026 - 08/01/2029	12,195,000	14,714,433
BAM,
5.00%, 10/01/2028 - 10/01/2034	510,000	635,641
Louisiana Public Facilities Authority, Revenue Bonds,
5.00%, 07/01/2022 - 07/01/2027 (G) (H)	3,160,000	3,033,600
Series A,
4.00%, 05/15/2049	1,525,000	1,734,940
New Orleans Aviation Board, Revenue Bonds, AGM, 5.00%, 10/01/2033 - 10/01/2048	11,375,000	13,862,196
Parish of St. John the Baptist, Revenue Bonds,
Fixed until 07/01/2024, 2.10% (A), 06/01/2037	1,220,000	1,256,161
Fixed until 07/01/2026, 2.20% (A), 06/01/2037	4,210,000	4,378,951
Series B-2,
Fixed until 07/01/2026, 2.38% (A), 06/01/2037	11,000,000	11,528,249
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds, Series A, 5.00%, 07/01/2034 - 07/01/2048	8,750,000	10,553,271

		64,027,677

Maine - 0.2%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	640,000	739,179
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	350,000	417,975
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, AGM, 5.00%, 07/01/2033	1,300,000	1,705,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maine (continued)
Maine State Housing Authority, Revenue Bonds,
Series B,
3.15%, 11/15/2039	$ 495,000	$ 534,752
3.35%, 11/15/2044	130,000	137,892
Series C,
2.75%, 11/15/2031	1,540,000	1,606,953
Series D-1,
2.50%, 11/15/2026	435,000	468,445

		5,611,103

Maryland - 1.9%
City of Baltimore, Revenue Bonds, Series C, 5.00%, 07/01/2028	50,000	54,697
City of Rockville, Revenue Bonds,
Series A-1,
5.00%, 11/01/2021 - 11/01/2023	550,000	567,474
Series A-2,
2.25%, 11/01/2022	250,000	250,737
5.00%, 11/01/2023	345,000	365,095
County of Prince George, General Obligation Limited, Series A, 3.00%, 07/01/2033 - 07/01/2034	33,980,000	38,770,564
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, 4.00%, 07/01/2045 - 07/01/2050	705,000	803,367
Washington Suburban Sanitary Commission, Revenue Bonds, 5.00%, 06/01/2022	10,000,000	10,279,848

		51,091,782

Massachusetts - 1.8%
City of Worcester, General Obligation Limited, 2.00%, 02/01/2022	25,000,000	25,115,030
Commonwealth of Massachusetts, General Obligation Limited, Series A, 5.00%, 07/01/2037	45,000	51,916
Lynn Housing Authority & Neighborhood Development, Revenue Bonds,
4.25%, 10/01/2028	315,000	329,507
4.38%, 10/01/2029	300,000	313,821
Massachusetts Development Finance Agency, Revenue Bonds,
5.00%, 10/01/2039	250,000	279,106
Series C, AGM,
4.00%, 10/01/2045	1,225,000	1,408,296
Series J-2,
5.00%, 07/01/2048 - 07/01/2053	17,615,000	21,052,029
Massachusetts Housing Finance Agency, Revenue Bonds,
Series 183,
2.80%, 06/01/2031	315,000	327,477
Series C,
2.60%, 12/01/2026	150,000	160,242
2.70%, 06/01/2027	150,000	160,368

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts (continued)
Massachusetts Housing Finance Agency, Revenue Bonds, (continued)
2.85%, 06/01/2028	$ 160,000	$ 170,748
2.90%, 12/01/2028	125,000	133,527

		49,502,067

Michigan - 3.2%
Allendale Public School District, General Obligation Unlimited, 5.00%, 11/01/2026	100,000	118,469
Capac Community School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2027 - 05/01/2031	910,000	1,049,382
Clarkston Community Schools, General Obligation Unlimited, Series I, 5.00%, 05/01/2041	20,000	23,414
Decatur Public School District, General Obligation Unlimited, 3.00%, 05/01/2022	145,000	146,936
Detroit Downtown Development Authority, Tax Allocation, Series A, AGM, 5.00%, 07/01/2048	1,000,000	1,102,417
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	2,795,000	2,914,606
Eastern Michigan University, Revenue Bonds, Series A, BAM-TCRS, 4.00%, 03/01/2047	2,875,000	3,192,162
Fitzgerald Public School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2025	605,000	671,158
Grand Rapids Economic Development Corp., Revenue Bonds, 3.00%, 11/01/2022	805,000	811,058
Grand Rapids Public Schools, General Obligation Unlimited, AGM, 5.00%, 05/01/2030	730,000	857,405
Lake City Area Schools, General Obligation Unlimited, BAM, 5.00%, 05/01/2035	2,725,000	3,196,654
Michigan Finance Authority, Revenue Bonds,
4.00%, 12/01/2046	2,050,000	2,300,712
5.00%, 05/15/2054	38,760,000	45,346,161
Series A,
4.00%, 11/15/2050	450,000	504,167
Series C,
5.25%, 10/01/2043	20,000	21,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan State Hospital Finance Authority, Revenue Bonds, Series F, Fixed until 03/15/2023, 2.40% (A), 11/15/2047	$ 780,000	$ 802,273
Michigan State Housing Development Authority, Revenue Bonds, Series D, 3.65%, 10/01/2032	2,700,000	2,738,112
Michigan Strategic Fund, Revenue Bonds, 5.00%, 11/15/2049	2,500,000	2,833,282
Saranac Community Schools, General Obligation Unlimited,
4.00%, 05/01/2030	400,000	448,525
Series A,
4.00%, 05/01/2025	130,000	144,692
Southgate Community School District, General Obligation Unlimited, 5.00%, 05/01/2032 - 05/01/2035	1,950,000	2,302,728
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	444,259
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	52,128
Tri-County Area School District, General Obligation Unlimited, AGM, 4.00%, 05/01/2044	5,170,000	5,912,620
Warren Consolidated Schools, General Obligation Unlimited, AGM,
4.00%, 05/01/2025 - 05/01/2027	700,000	798,678
Series B, BAM,
5.00%, 05/01/2023	305,000	326,218
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	302,621
Zeeland Public Schools, General Obligation Unlimited, Series B, BAM, 5.00%, 05/01/2026 - 05/01/2030	5,820,000	7,081,510

		86,444,143

Minnesota - 1.4%
City of Apple Valley, Revenue Bonds, 4.25%, 09/01/2038	1,000,000	1,040,767
City of Deephaven, Revenue Bonds,
Series A,
4.38%, 10/01/2027	240,000	250,228
4.40%, 07/01/2025	90,000	94,887
City of Minneapolis, Revenue Bonds, Series A, AGM-CR, 5.00%, 11/15/2035 - 11/15/2036	21,225,000	26,188,239
City of Red Wing, Revenue Bonds, Series A, 5.00%, 08/01/2047	1,250,000	1,272,085

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
City of Stillwater, Tax Allocation,
3.00%, 02/01/2022 - 02/01/2027	$ 2,250,000	$ 2,317,685
4.00%, 02/01/2030	500,000	525,682
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	930,000	988,635
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds,
Series A,
5.00%, 11/15/2025 - 12/01/2030	1,205,000	1,416,899
Series B,
4.25%, 04/01/2025	100,000	102,008
Minnesota Housing Finance Agency, Revenue Bonds,
Series A,
4.00%, 08/01/2031	100,000	110,703
Series D, GNMA, FNMA, FHLMC,
1.95%, 01/01/2032	1,200,000	1,202,184
2.00%, 07/01/2032	585,000	586,619
Series E, GNMA, FNMA, FHLMC,
3.30%, 01/01/2034	545,000	558,679
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	775,000	794,354
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	714,757

		38,164,411

Mississippi - 0.8%
Mississippi Development Bank, Revenue Bonds,
AGM,
6.88%, 12/01/2040	3,160,000	3,534,125
AGM-CR,
5.25%, 02/01/2049	6,390,000	8,089,479
BAM,
4.00%, 07/01/2050	4,630,000	5,334,795
Mississippi Home Corp., Revenue Bonds,
Series A, GNMA, FNMA, FHLMC,
2.20%, 12/01/2024	445,000	465,111
2.35%, 06/01/2025	245,000	257,532
West Rankin Utility Authority, Revenue Bonds, AGM, 5.00%, 01/01/2037 - 01/01/2038	3,105,000	3,548,142

		21,229,184

Missouri - 0.8%
Branson Industrial Development Authority, Revenue Bonds,
Series A,
3.00%, 11/01/2021	350,000	350,000
4.00%, 11/01/2022	350,000	355,416
City of Kansas City, Revenue Bonds, Series A, 5.00%, 09/01/2034	100,000	100,351
City of St. Louis Industrial Development Authority, Tax Allocation, 3.75%, 11/01/2027	155,000	157,058

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Health & Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 02/15/2049	$ 500,000	$ 563,840
5.00%, 02/01/2029	2,145,000	2,396,804
Kansas City Industrial Development Authority, Revenue Bonds, AGM-CR, 5.00%, 03/01/2033	4,690,000	5,960,073
Lincoln University Auxiliary System Revenue, Revenue Bonds, AGM,
4.00%, 06/01/2036 - 06/01/2037	565,000	628,358
5.00%, 06/01/2027	870,000	1,058,421
Missouri Health & Educational Facilities Authority Revenue, Revenue Bonds, 4.00%, 06/01/2053	5,000,000	5,699,398
Missouri Housing Development Commission, Revenue Bonds, Series B, GNMA, FNMA, FHLMC, 2.55%, 11/01/2029	235,000	242,768
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, 5.00%, 12/01/2043	250,000	296,185
Missouri Southern State University, Revenue Bonds, Series A, AGM, 4.00%, 10/01/2037	170,000	189,497
St. Louis Municipal Finance Corp., Revenue Bonds, Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	2,985,000	3,546,241
St. Louis Municipal Library District, Certificate of Participation, BAM, 4.00%, 03/15/2048	660,000	741,357

		22,285,767

Montana - 0.1%
Montana Facility Finance Authority, Revenue Bonds,
5.00%, 07/01/2030	545,000	650,293
Series C,
5.00%, 06/01/2024 - 06/01/2025	1,435,000	1,611,132

		2,261,425

Nebraska - 0.3%
Central Plains Energy Project, Revenue Bonds, Series A, 5.00%, 09/01/2034	580,000	778,664
Madison County Hospital Authority No. 1, Revenue Bonds, 5.00%, 07/01/2025	1,765,000	2,027,377
Omaha Public Power District, Revenue Bonds, Series A, 5.00%, 02/01/2034	3,850,000	4,358,866

		7,164,907

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nevada - 0.1%
County of Washoe, Revenue Bonds, Series B, Fixed until 06/01/2022, 3.00% (A), 03/01/2036	$ 1,200,000	$ 1,218,390
Henderson Local Improvement Districts, Special Assessment,
2.00%, 09/01/2023	330,000	336,378
2.25%, 09/01/2024	505,000	521,793
2.38%, 03/01/2022	815,000	819,573
2.50%, 03/01/2023 - 09/01/2025	915,000	940,158
Nevada System of Higher Education, Revenue Bonds, Series A, 5.00%, 07/01/2024	25,000	26,966

		3,863,258

New Jersey - 6.2%
Atlantic County Improvement Authority, Revenue Bonds, AGM, 4.00%, 07/01/2053	700,000	810,335
Camden County Improvement Authority, Revenue Bonds,
5.00%, 01/15/2026	230,000	252,994
Series A,
5.00%, 01/15/2029	10,000	11,389
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	900,000	1,062,806
City of Bayonne, General Obligation Unlimited, AGM, 5.00%, 08/01/2024	70,000	78,530
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	745,000	783,512
City of Trenton, General Obligation Unlimited, AGM,
5.00%, 07/15/2034	200,000	243,318
BAM,
5.00%, 07/15/2022 - 12/01/2023	5,805,000	6,152,808
County of Essex, General Obligation Unlimited,
Series A,
2.00%, 08/15/2033	2,190,000	2,230,040
Series B,
2.00%, 08/15/2033 - 08/15/2034	5,000,000	5,080,320
Cumberland County Improvement Authority, Revenue Bonds, BAM, 5.00%, 12/15/2023 - 12/15/2024	845,000	955,040
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035 (G) (H)	535,000	401,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Garden State Preservation Trust, Revenue Bonds,
Series A, AGM,
5.75%, 11/01/2028	$ 5,050,000	$ 6,163,812
Series C, AGM,
5.25%, 11/01/2021	45,000	45,000
Greater Egg Harbor Regional High School District, General Obligation Unlimited,
AGM,
4.00%, 02/01/2030	150,000	165,597
5.00%, 02/01/2023	330,000	349,251
New Jersey Building Authority, Revenue Bonds,
Series A,
5.00%, 12/15/2022	45,000	45,128
Series A, BAM,
5.00%, 06/15/2028	640,000	757,790
New Jersey Economic Development Authority, Revenue Bonds,
5.00%, 11/01/2044	9,505,000	11,472,979
Series A,
3.50%, 09/01/2022 (B) (D)	40,000	40,664
4.25%, 09/01/2027 (B)	200,000	217,195
5.00%, 06/15/2022 - 06/15/2025	8,675,000	9,549,081
5.00%, 09/01/2037 (B)	750,000	831,777
Series A, BAM,
3.13%, 07/01/2031	2,515,000	2,707,582
5.00%, 06/15/2023 - 07/01/2028	8,490,000	10,194,578
Series A, BAM-TCRS,
5.00%, 06/15/2027 - 06/15/2030	15,850,000	19,442,803
Series B,
4.25%, 09/01/2022 (B) (D)	50,000	50,257
Series C,
4.00%, 06/15/2025	1,825,000	2,033,078
Series C, BAM-TCRS,
5.00%, 06/15/2026	2,755,000	3,283,029
Series DDD,
5.00%, 06/15/2024 - 06/15/2042	4,000,000	4,570,498
Series DDD, BAM-TCRS,
5.00%, 06/15/2026 - 06/15/2035	6,960,000	8,425,566
Series PP, AGM-CR,
5.00%, 06/15/2025	14,450,000	16,126,652
Series UU, AGM-CR,
5.00%, 06/15/2025	905,000	1,010,008
Series WW,
5.25%, 06/15/2040	1,095,000	1,251,249
New Jersey Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 07/01/2050	740,000	831,406
Series H, AGM,
5.00%, 07/01/2026	610,000	700,123
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
5.00%, 07/01/2023	70,000	72,209
Series A, AGM,
5.00%, 07/01/2046	110,000	124,896

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series A, 2.38%, 12/01/2029	$ 2,100,000	$ 2,175,951
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Series A, 2.60%, 11/01/2024	620,000	655,628
New Jersey Transportation Trust Fund Authority, Revenue Bonds,
Series A, AGM-CR,
5.50%, 12/15/2022	3,250,000	3,440,215
Series C, AGM,
Zero Coupon, 12/15/2029	5,190,000	4,515,058
Series C, AMBAC, BAM-TCRS,
Zero Coupon, 12/15/2028	2,650,000	2,369,907
New Jersey Turnpike Authority, Revenue Bonds, Series B, 5.00%, 01/01/2033	15,000	18,425
Parking Authority of the City of Trenton, Revenue Bonds, Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	1,320,000	1,448,981
Salem County Improvement Authority, Revenue Bonds, AGM, 4.00%, 08/15/2048	350,000	398,330
State of New Jersey, General Obligation Unlimited,
5.00%, 06/01/2039 - 06/01/2041	10,125,000	12,222,727
Series A,
3.00%, 06/01/2032	2,000,000	2,225,780
4.00%, 06/01/2031 - 06/01/2032	4,610,000	5,634,294
5.00%, 06/01/2028	5,000,000	6,179,920
Tobacco Settlement Financing Corp., Revenue Bonds,
Series A,
5.00%, 06/01/2023	25,000	26,710
5.25%, 06/01/2046	7,000,000	8,291,790
Town of Kearny, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2023	565,000	596,717

		168,724,983

New Mexico - 0.1%
City of Farmington, Revenue Bonds, Fixed until 06/01/2022, 2.13% (A), 06/01/2040	1,450,000	1,463,429

New York - 5.3%
Brookhaven Local Development Corp., Revenue Bonds, Series B, 4.00%, 11/01/2045	1,000,000	1,111,077
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2035	2,665,000	2,968,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
5.00%, 10/01/2037	$ 400,000	$ 474,567
Series A,
3.88%, 08/01/2027	2,545,000	2,751,885
5.00%, 08/01/2037	1,320,000	1,497,106
Buffalo Municipal Water Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 07/01/2039	455,000	533,594
Build NYC Resource Corp., Revenue Bonds, 5.00%, 07/01/2041	100,000	113,682
City of Niagara Falls, General Obligation Limited, BAM, 5.00%, 05/15/2028	55,000	65,095
Colonie Public Improvement, General Obligation Unlimited, Series A, AGM, 2.00%, 03/01/2029	875,000	898,081
County of Nassau, General Obligation Limited, Series A, AGM, 5.00%, 04/01/2043	1,200,000	1,470,698
County of Suffolk, General Obligation Limited,
Series D, BAM,
4.00%, 10/15/2027 - 10/15/2029	15,810,000	18,487,834
5.00%, 10/15/2023	115,000	125,252
East Ramapo Central School District, General Obligation Unlimited, AGM, 5.00%, 03/15/2039 - 03/15/2047	7,235,000	8,790,259
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	350,000	380,335
Lockport City School District, General Obligation Unlimited,
2.25%, 08/01/2027	620,000	660,401
2.50%, 08/01/2028	645,000	693,420
Metropolitan Transportation Authority, Revenue Bonds,
Series C, AGM-CR,
5.00%, 11/15/2038	5,000,000	6,210,722
Series D-1, BAM,
5.00%, 11/15/2033	14,955,000	17,356,964
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	2,000,000	2,004,315
New York City Housing Development Corp., Revenue Bonds,
Series A, AGM,
4.10%, 07/01/2042	25,000	25,117
Series C-1,
2.25%, 05/01/2026	510,000	532,220

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York City Housing Development Corp., Revenue Bonds, (continued)
2.30%, 11/01/2026	$ 925,000	$ 963,079
2.40%, 05/01/2027	850,000	884,039
2.45%, 11/01/2027	165,000	171,144
2.55%, 05/01/2028	320,000	333,485
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (A), 11/01/2045	4,950,000	5,290,431
New York City Industrial Development Agency, Revenue Bonds,
AGM,
4.00%, 03/01/2032 - 03/01/2045	7,705,000	9,025,810
5.00%, 01/01/2030	1,750,000	2,247,243
New York Counties Tobacco Trust VI, Revenue Bonds, Series C, 3.75%, 06/01/2045	180,000	185,812
New York State Dormitory Authority, Revenue Bonds,
4.00%, 07/01/2046	750,000	858,150
FHA,
4.00%, 02/01/2034 - 02/01/2040	1,885,000	2,166,848
Series A,
4.00%, 07/01/2048	4,250,000	4,905,634
5.00%, 10/01/2033	500,000	598,171
Series A, AGM,
4.00%, 10/01/2034	3,900,000	4,628,311
5.00%, 10/01/2033	1,410,000	1,797,347
Series A, AGM,
5.00%, 10/01/2034	210,000	261,066
Series A-1,
4.00%, 07/01/2028 - 07/01/2046	3,510,000	4,071,268
Series C, AGM,
4.00%, 10/01/2034 - 10/01/2035	595,000	694,696
New York State Thruway Authority, Revenue Bonds,
Series A,
5.25%, 01/01/2056	4,690,000	5,446,319
Series A,
5.00%, 01/01/2051	175,000	200,608
Series O,
4.00%, 01/01/2041	10,000,000	11,691,470
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	140,000	140,290
Oneida County Local Development Corp. Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2049	3,000,000	3,352,826
Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, 09/01/2048	1,350,000	1,639,280
State of New York Mortgage Agency, Revenue Bonds,
Series 190,
3.45%, 10/01/2030	110,000	114,586

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
State of New York Mortgage Agency, Revenue Bonds, (continued)
Series 197,
1.90%, 04/01/2025	$ 900,000	$ 931,171
Town of North Hempstead, General Obligation Limited,
Series A,
2.50%, 03/15/2030	1,230,000	1,297,999
2.75%, 03/15/2031 - 03/15/2033	2,415,000	2,553,509
Town of Oyster Bay, General Obligation Limited, Series B, AGM, 3.00%, 08/15/2029 - 08/15/2034	10,040,000	11,088,333
TSASC, Inc., Revenue Bonds, Series A, 5.00%, 06/01/2024	140,000	155,701
Windsor Central School District, General Obligation Unlimited, 3.00%, 06/15/2030 - 06/15/2031	285,000	300,579

		145,145,972

North Carolina - 1.3%
City of Charlotte, Certificate of Participation, Series A, 5.00%, 12/01/2021	25,000	25,098
North Carolina Housing Finance Agency, Revenue Bonds,
Series 37-B, GNMA, FNMA,
1.95%, 07/01/2023	10,000	10,235
Series 38-B,
2.38%, 01/01/2025	1,625,000	1,703,358
2.45%, 07/01/2025	900,000	953,219
2.65%, 01/01/2026	840,000	897,273
2.80%, 01/01/2027	65,000	70,486
North Carolina Medical Care Commission, Revenue Bonds,
4.00%, 11/01/2049	10,000,000	11,344,312
5.00%, 01/01/2038	620,000	683,500
Series A,
5.00%, 10/01/2040 - 10/01/2050	3,990,000	4,748,542
Series B-1,
2.55%, 09/01/2026	1,575,000	1,589,366
Series B-2,
2.30%, 09/01/2025	1,250,000	1,260,490
North Carolina Turnpike Authority, Revenue Bonds, AGM, 5.00%, 01/01/2035 - 01/01/2049	6,380,000	7,861,062
Winston-Salem State University, Revenue Bonds, BAM, 5.00%, 06/01/2029 - 06/01/2036	3,445,000	3,997,084

		35,144,025

North Dakota - 0.3%
City of Grand Forks, Revenue Bonds, 4.00%, 12/01/2051	7,075,000	7,940,370
County of Burleigh, Revenue Bonds, 3.60%, 05/01/2024	285,000	291,085

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota (continued)
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds, Series A, AGM, 3.00%, 11/01/2024 - 11/01/2025	$ 905,000	$ 929,667
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	26,482
North Dakota Housing Finance Agency, Revenue Bonds,
Series A,
2.80%, 07/01/2023	55,000	56,963
Series C,
2.55%, 01/01/2028	50,000	52,369

		9,296,936

Ohio - 3.4%
Brunswick City School District, General Obligation Unlimited, Series A, 5.00%, 12/01/2027 - 12/01/2036	520,000	559,074
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-2, Class 2,
5.00%, 06/01/2055	57,035,000	64,001,209
Series B-3, Class 2,
Zero Coupon, 06/01/2057	38,000,000	5,933,586
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	1,685,000	1,749,350
Cleveland Heights & University Heights City School District, General Obligation Unlimited, 4.00%, 12/01/2029 - 12/01/2030	1,095,000	1,268,145
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series C, 3.00%, 05/15/2022 - 11/15/2023	405,000	415,541
Cleveland-Cuyahoga County Port Authority, Tax Allocation, Series D, 3.00%, 05/15/2022 - 05/15/2023	625,000	636,081
Conotton Valley Union Local School District, Certificate of Participation,
AGM,
4.00%, 12/01/2035	150,000	165,140
AGM,
4.00%, 12/01/2037	440,000	483,126
County of Butler, Revenue Bonds, 5.00%, 11/15/2027	65,000	79,591
County of Lucas, Revenue Bonds, Series D, 5.00%, 11/15/2023	810,000	811,388
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	330,000	353,613
County of Warren, Revenue Bonds,
5.00%, 07/01/2023	250,000	268,572

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
County of Warren, Revenue Bonds, (continued)
Series A,
4.00%, 07/01/2045	$ 250,000	$ 282,578
Dayton City School District, Certificate of Participation, 4.00%, 12/01/2026	445,000	510,725
East Knox Local School District, General Obligation Unlimited, BAM, 4.00%, 12/01/2030	260,000	291,861
Euclid City School District, Certificate of Participation, BAM, 4.00%, 12/01/2044	565,000	637,346
Little Miami Local School District, General Obligation Unlimited, Series B, 5.00%, 11/01/2048	2,000,000	2,287,117
Northeast Ohio Medical University, Revenue Bonds, Series B, BAM, 4.00%, 12/01/2034 - 12/01/2036	1,010,000	1,172,445
Ohio Air Quality Development Authority, Revenue Bonds,
Series B,
Fixed until 11/01/2024, 1.38% (A), 02/01/2026	1,700,000	1,692,997
Series C,
Fixed until 11/04/2025, 1.50% (A), 02/01/2026	2,000,000	1,987,178
Ohio Housing Finance Agency, Revenue Bonds,
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	835,000	877,884
3.40%, 09/01/2037	2,155,000	2,287,097
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,040,000	1,156,332
Summit County Development Finance Authority, Revenue Bonds, 4.00%, 12/01/2028 - 12/01/2032	570,000	590,651
University of Toledo, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 06/01/2030	220,000	276,779
Wayne County Southeast Local School District, Certificate of Participation, BAM, 4.00%, 12/01/2028 - 12/01/2033	1,805,000	2,156,362
Willoughby-Eastlake City School District, Certificate of Participation, BAM, 4.00%, 03/01/2025	145,000	158,581

		93,090,349

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma - 0.1%
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	$ 45,000	$ 48,352
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,315,000	1,563,806
Grady County School Finance Authority, Revenue Bonds, 5.00%, 09/01/2022	115,000	119,504
Jefferson County Educational Facilities Authority, Revenue Bonds,
3.25%, 12/01/2023	135,000	140,180
3.38%, 12/01/2024	135,000	142,784
Oklahoma City Public Property Authority, Revenue Bonds, 4.50%, 10/01/2036	150,000	150,442
Oklahoma Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 2.75%, 09/01/2034	1,320,000	1,383,688

		3,548,756

Oregon - 1.1%
City of Boardman, General Obligation Unlimited, BAM, 3.00%, 06/15/2037 - 06/15/2039	1,125,000	1,210,891
City of Sherwood, General Obligation Limited, Series B, 4.00%, 06/01/2051	1,175,000	1,378,742
County of Jackson Airport Revenue, Revenue Bonds, AGM, 5.00%, 12/01/2030 - 12/01/2032	255,000	299,421
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds, 3.00%, 09/01/2035	770,000	805,354
Medford Hospital Facilities Authority, Revenue Bonds,
Series A,
4.00%, 08/15/2050	1,615,000	1,848,646
5.00%, 08/15/2037	2,000,000	2,529,051
Series A, AGM,
4.00%, 08/15/2040	4,165,000	4,889,191
Oregon State Facilities Authority, Revenue Bonds, Series A, 5.50%, 06/15/2035 (B)	750,000	814,635
Salem-Keizer School District No. 24J, General Obligation Unlimited, Series B, 5.00% (F), 06/15/2034	3,000,000	3,871,751
State of Oregon Housing & Community Services Department, Revenue Bonds,
Series A,
2.45%, 07/01/2034	3,345,000	3,461,802
2.65%, 07/01/2039	7,605,000	7,892,448

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon (continued)
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Series B, 5.00%, 11/01/2034 - 11/01/2036 (B)	$ 600,000	$ 720,788
Yamhill County Hospital Authority, Revenue Bonds,
Series B-2,
2.13%, 11/15/2027	500,000	497,889
Series B-3,
1.75%, 11/15/2026	500,000	500,211

		30,720,820

Pennsylvania - 6.1%
Allegheny County Hospital Development Authority, Revenue Bonds, Series A, 4.00%, 07/15/2038	5,080,000	5,888,683
Allegheny County Sanitary Authority, Revenue Bonds, AGM, 4.00%, 12/01/2035	295,000	333,977
Allentown City School District, General Obligation Limited, AGM, 4.00%, 02/15/2023	5,295,000	5,539,053
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds, Series A, 5.00%, 05/01/2042	2,500,000	2,553,643
Altoona Area School District, General Obligation Limited, BAM, 5.00%, 12/01/2036	160,000	188,756
Beaver County Economic Development Authority, Revenue Bonds, BAM, 4.00%, 11/15/2035 - 11/15/2036	3,500,000	3,967,018
Borough of Monaca, General Obligation Unlimited, Series C, BAM, 4.00%, 11/15/2050	500,000	548,821
Bradys Run Sanitary Authority Sewer System Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2045	665,000	757,265
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	80,000	85,734
Bucks County Industrial Development Authority, Revenue Bonds, 5.00%, 10/01/2033 - 10/01/2037	1,950,000	2,177,141
Chartiers Valley School District, General Obligation Limited, Series B, 5.00%, 10/15/2040	115,000	132,572
Cheltenham Township School District, General Obligation Limited, Series A, 5.00%, 02/15/2033	90,000	100,977

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Chester County Health & Education Facilities Authority, Revenue Bonds, Series A, 4.00%, 09/01/2050	$ 2,500,000	$ 2,882,874
City of Reading, General Obligation Unlimited, BAM, 5.00%, 11/01/2021	675,000	675,000
Coatesville School District, General Obligation Limited, Series A, BAM, Zero Coupon, 10/01/2037 - 10/01/2038	1,155,000	654,543
Commonwealth Financing Authority, Revenue Bonds, Series B-1, AGM, 5.00%, 06/01/2025	2,900,000	3,368,683
County of Lackawanna, General Obligation Unlimited, BAM, 4.00%, 09/15/2032 - 09/15/2033	6,965,000	7,980,658
Cumberland County Municipal Authority, Revenue Bonds,
3.00%, 01/01/2022	405,000	405,883
5.00%, 01/01/2029	900,000	1,003,943
Delaware County Authority, Revenue Bonds, 4.00%, 10/01/2022	190,000	195,565
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, AMBAC, 5.70%, 07/01/2027	350,000	438,531
Erie County Conventional Center Authority, Revenue Bonds, 5.00%, 01/15/2026	1,725,000	1,970,112
Erie Sewer Authority, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2036	2,000,000	2,477,017
Fairview School District, General Obligation Limited, Series A, 4.00%, 02/01/2026	130,000	142,301
Geisinger Authority, Revenue Bonds, Series A-1, 5.00%, 02/15/2045	4,775,000	5,582,368
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	250,000	262,259
Lancaster County Hospital Authority 5.00%, 11/01/2051 (E)	10,000,000	12,117,689
Lancaster Industrial Development Authority, Revenue Bonds, 4.00%, 12/01/2044	1,070,000	1,182,469
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	735,000	846,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Montgomery County Industrial Development Authority, Revenue Bonds, 4.00%, 10/01/2041	$ 665,000	$ 724,000
Mountaintop Area Joint Sanitary Authority, Revenue Bonds,
BAM,
4.00%, 12/15/2049	3,855,000	4,340,643
Series A, BAM,
4.00%, 12/15/2046	1,510,000	1,706,900
Nazareth Area School District, General Obligation Limited, Series D, 5.00%, 11/15/2035	10,000	11,588
Penn Delco School District, General Obligation Limited, 4.00%, 06/01/2045	975,000	1,084,197
Penn Hills School District, General Obligation Limited,
BAM,
5.00%, 11/15/2023 - 11/15/2024	180,000	200,769
Series A, BAM,
5.00%, 11/15/2025	160,000	186,164
Pennsylvania Economic Development Financing Authority, Revenue Bonds, AGM, 5.00%, 01/01/2034	270,000	290,462
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, 4.00%, 08/15/2044 - 08/15/2049	20,295,000	23,282,335
Pennsylvania Housing Finance Agency, Revenue Bonds,
Series 119,
1.85%, 04/01/2022	620,000	623,828
Series 121,
2.20%, 04/01/2026	1,550,000	1,626,186
2.25%, 10/01/2026	1,000,000	1,046,458
Series 124B,
2.30%, 04/01/2026	1,215,000	1,282,033
2.40%, 10/01/2026	685,000	726,277
2.55%, 10/01/2027	1,425,000	1,503,025
2.65%, 04/01/2028	1,560,000	1,644,388
2.75%, 10/01/2028	1,580,000	1,668,539
Series 129,
2.20%, 04/01/2027	345,000	364,642
2.25%, 10/01/2027	660,000	695,841
2.40%, 10/01/2028	1,135,000	1,201,020
2.45%, 04/01/2029 - 10/01/2029	2,600,000	2,744,222
2.55%, 04/01/2030	1,280,000	1,347,974
2.60%, 10/01/2030	1,395,000	1,469,094
Pennsylvania Turnpike Commission, Revenue Bonds,
Series A,
5.00%, 12/01/2044	8,955,000	10,918,303
Series A, AGM,
4.00%, 12/01/2049	11,700,000	13,437,278
Series A3, AGM,
Zero Coupon, 12/01/2040	2,225,000	1,391,082
Series B,

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, (continued)
5.00%, 12/01/2034 - 12/01/2038	$ 1,320,000	$ 1,611,967
Series B, BAM-TCRS,
5.25%, 12/01/2044	8,275,000	9,387,092
Series C,
5.00%, 12/01/2044	500,000	561,448
Series E,
6.38% (F), 12/01/2038	485,000	630,788
Philadelphia Gas Works Co., Revenue Bonds,
4.00%, 10/01/2036 - 10/01/2037	300,000	331,888
5.00%, 08/01/2024	150,000	167,796
Series A, AGM,
5.00%, 08/01/2050	1,630,000	2,020,386
Reading School District, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,040,000	2,335,821
School District of Philadelphia, General Obligation Limited, Series A, 4.00%, 09/01/2036	1,235,000	1,433,174
State Public School Building Authority, Revenue Bonds,
5.00%, 09/15/2022 - 10/01/2023	205,000	219,257
Series A, AGM,
5.00%, 06/01/2032	1,840,000	2,201,648
Township of Northampton, General Obligation Limited, 4.00%, 05/15/2046	500,000	571,368
Upper Dublin School District, General Obligation Limited,
Series A,
4.00%, 05/15/2037 - 05/15/2044	1,425,000	1,569,306
Series A,
4.00%, 05/15/2038 - 05/15/2039	420,000	462,763
Wilkes-Barre Area School District, General Obligation Limited,
BAM,
4.00%, 04/15/2054	1,505,000	1,711,115
5.00%, 04/15/2059	1,090,000	1,323,613

		166,516,911

Puerto Rico - 0.8%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	125,661
Commonwealth of Puerto Rico, General Obligation Unlimited,
AGM,
5.13%, 07/01/2030	10,000	10,081
AGM-CR,
4.50%, 07/01/2023	100,000	100,230
Series A, AGC-ICC,
5.00%, 07/01/2023 - 07/01/2034	615,000	619,281
5.50%, 07/01/2029	140,000	153,521
Series A, AGM,
4.00%, 07/01/2022	470,000	475,093
5.00%, 07/01/2035	1,645,000	1,659,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited, (continued)
5.25%, 07/01/2024	$ 255,000	$ 257,368
6.00%, 07/01/2034	440,000	447,154
Series A-4, AGM,
5.00%, 07/01/2031	115,000	115,800
Series B, AGC-ICC,
5.00%, 07/01/2035	715,000	719,976
Series C, AGM,
5.75%, 07/01/2037	480,000	486,689
Puerto Rico Convention Center District Authority, Revenue Bonds,
Series A, AGC,
4.50%, 07/01/2036	1,765,000	1,769,067
5.00%, 07/01/2027	535,000	538,723
Puerto Rico Electric Power Authority, Revenue Bonds,
Series DDD, AGM,
3.65%, 07/01/2024	620,000	619,986
5.00%, 07/01/2023	40,000	40,278
Series RR, AGC,
5.00%, 07/01/2028	345,000	347,401
Series SS, AGC,
4.38%, 07/01/2030	145,000	145,165
Series SS, AGM,
5.00%, 07/01/2030	2,100,000	2,114,613
Series TT, AGC-ICC,
5.00%, 07/01/2032	50,000	50,348
Series UU, AGC,
4.25%, 07/01/2027	20,000	19,999
5.00%, 07/01/2026	650,000	654,523
Series UU, AGM,
4.00%, 07/01/2023	120,000	119,997
5.00%, 07/01/2022 - 07/01/2024	965,000	971,715
Series VV, AGM,
5.25%, 07/01/2027	80,000	88,008
Puerto Rico Highway & Transportation Authority, Revenue Bonds,
AGC-ICC,
5.00%, 07/01/2028	30,000	30,209
Series A, AGC-ICC,
4.75%, 07/01/2038	185,000	185,857
Series A, AGM-CR,
4.75%, 07/01/2038	395,000	396,830
Series CC, AGM,
5.25%, 07/01/2034 - 07/01/2036	300,000	324,569
Series CC, AGM-CR,
5.50%, 07/01/2029 - 07/01/2031	160,000	179,256
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	3,575,000	3,599,878
Series E, AGM,
5.50%, 07/01/2023	115,000	121,637
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	1,175,000	1,183,543
Series N, AGC,
5.25%, 07/01/2034 - 07/01/2036	260,000	280,508
Series N, AGM-CR, AGC,
5.25%, 07/01/2034	335,000	362,737

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds, (continued)
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	$ 95,000	$ 104,545
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Series B, AGC-ICC, 5.00%, 07/01/2041	35,000	35,244
Puerto Rico Municipal Finance Agency, Revenue Bonds, Series A, AGM, 5.00%, 08/01/2022 - 08/01/2030	2,535,000	2,552,641
Puerto Rico Public Buildings Authority, Revenue Bonds,
AGC-ICC,
5.25%, 07/01/2033	350,000	353,250
Series I, AGC-ICC,
5.00%, 07/01/2036	495,000	498,445
Series N, AGC-ICC,
5.00%, 07/01/2032	210,000	211,461

		23,070,440

Rhode Island - 0.9%
Providence Public Building Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/15/2024 - 09/15/2037	13,360,000	15,860,646
Providence Redevelopment Agency, Revenue Bonds, Series A, AGM-CR, 5.00%, 04/01/2027	1,200,000	1,373,844
Rhode Island Commerce Corp., Revenue Bonds, BAM-TCRS, 5.00%, 07/01/2034	1,395,000	1,715,464
Rhode Island Health & Educational Building Corp., Revenue Bonds,
5.00%, 05/15/2028 - 05/15/2029	2,510,000	2,910,198
Series C,
5.00%, 09/15/2027	180,000	213,696
Rhode Island Turnpike & Bridge Authority, Revenue Bonds, Series A, 5.00%, 10/01/2024	130,000	146,731
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2023 - 06/01/2027	1,140,000	1,294,833

		23,515,412

South Carolina - 0.9%
City of Georgetown Combined Public Utility Revenue, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2029	385,000	427,665
Patriots Energy Group, Revenue Bonds, Series A, 4.00%, 06/01/2051	1,600,000	1,825,001

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina (continued)
Piedmont Municipal Power Agency, Revenue Bonds, Series C, AGC, 5.75%, 01/01/2034	$ 200,000	$ 200,893
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
4.00%, 12/01/2044	12,305,000	14,066,703
5.00%, 10/01/2026 (B)	2,050,000	2,222,586
South Carolina Public Service Authority, Revenue Bonds,
Series C, AGM-CR,
5.00%, 12/01/2036	135,000	135,521
Series D,
5.00%, 12/01/2043	3,245,000	3,336,236
Spartanburg Regional Health Services District, Revenue Bonds, Series A, AGM, 4.00%, 04/15/2036 - 04/15/2045	2,055,000	2,365,319

		24,579,924

South Dakota - 0.2%
South Dakota Housing Development Authority, Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
2.55%, 05/01/2026	790,000	840,856
2.75%, 05/01/2027	895,000	960,889
2.80%, 11/01/2027	280,000	300,171
2.85%, 05/01/2028	915,000	978,215
2.95%, 11/01/2028	320,000	341,936
Series C,
2.00%, 05/01/2023	15,000	15,338
Series F, GNMA, FNMA, FHLMC,
2.60%, 05/01/2027	860,000	930,115
2.70%, 05/01/2028	390,000	422,374
2.75%, 11/01/2028	1,425,000	1,542,617

		6,332,511

Tennessee - 2.1%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, 5.00%, 10/01/2027	85,000	95,955
City of Jackson, Revenue Bonds, 5.00%, 04/01/2041	150,000	180,310
City of Knoxville Wastewater System Revenue, Revenue Bonds, Series A, 4.00%, 04/01/2035	13,345,000	16,492,005
Greeneville Health & Educational Facilities Board, Revenue Bonds,
4.00%, 07/01/2040	5,000,000	5,651,953
Series A,
5.00%, 07/01/2034	3,035,000	3,257,830
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A, 5.00%, 01/01/2026	100,000	117,278
Tennergy Corp., Revenue Bonds, Series A, Fixed until 09/01/2028, 4.00% (A), 12/01/2051	2,000,000	2,337,317

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, Fixed until 11/01/2031, 5.00% (A), 05/01/2052	$ 10,000,000	$ 12,903,293
Tennessee Housing Development Agency, Revenue Bonds,
2.70%, 07/01/2024	145,000	151,586
3.00%, 01/01/2031	370,000	390,359
Series 1,
2.75%, 01/01/2025	40,000	42,461
2.95%, 01/01/2026	45,000	48,503
Series B-2,
2.05%, 01/01/2024	890,000	916,909
2.25%, 01/01/2025	695,000	726,918
2.60%, 07/01/2026	800,000	854,327
2.80%, 07/01/2027	2,270,000	2,423,234
2.85%, 01/01/2028	2,930,000	3,124,531
2.95%, 07/01/2028	2,655,000	2,836,146
3.00%, 01/01/2029	2,750,000	2,929,929
3.05%, 07/01/2029	2,840,000	3,017,605

		58,498,449

Texas - 2.1%
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds, 5.00%, 12/01/2022	2,115,000	2,196,406
Camino Real Regional Mobility Authority, Revenue Bonds, AGM, 5.00%, 06/01/2024	430,000	477,666
Central Texas Regional Mobility Authority, Revenue Bonds,
Series B,
5.00%, 01/01/2046	3,000,000	3,706,562
Series B,
5.00%, 01/01/2045	2,500,000	3,039,885
Central Texas Turnpike System, Revenue Bonds, Series A, AGM-CR, 5.00%, 08/15/2041	125,000	129,759
City of Bryan Rural Electric System Revenue, Revenue Bonds, 5.00%, 07/01/2025	30,000	34,683
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2038	345,000	347,175
City of El Paso, General Obligation Limited,
Series A,
4.00%, 08/15/2047	1,230,000	1,427,525
Series B,
4.00%, 08/15/2047	2,050,000	2,379,208
City of Laredo International Toll Bridge System Revenue, Revenue Bonds, AGM, 5.00%, 10/01/2022	90,000	93,843

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	$ 25,000	$ 26,550
City of Round Rock, Revenue Bonds, AGM, 4.00%, 12/01/2035 - 12/01/2037	1,445,000	1,693,438
City of Rowlett, Special Assessment,
3.13%, 09/15/2031 (B)	226,000	220,079
3.75%, 09/15/2031 (B)	215,000	210,817
City of Temple, Tax Allocation, BAM, 4.00%, 08/01/2039 - 08/01/2041	835,000	956,739
Colorado River Municipal Water District, Revenue Bonds, 5.00%, 01/01/2023	760,000	801,159
County of Kaufman, General Obligation Limited, Series A, 4.00%, 02/15/2045	250,000	288,381
Dallas County Flood Control District No. 1, General Obligation Unlimited, 5.00%, 04/01/2022 - 04/01/2024 (B)	3,765,000	3,866,733
Dallas-Fort Worth International Airport, Revenue Bonds, Series C, 5.00%, 11/01/2034	40,000	43,510
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited, AGM, 2.75%, 09/01/2030	80,000	82,374
El Paso County Hospital District, General Obligation Limited, 5.00%, 08/15/2026	150,000	161,041
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited, BAM, 4.00%, 09/01/2029 - 09/01/2032	380,000	403,617
Grand Parkway Transportation Corp., Revenue Bonds, Series B, 5.00%, 04/01/2053	25,000	27,236
Grant Road Public Utility District, General Obligation Unlimited, AGC, 3.50%, 10/01/2023	750,000	751,861
Guadalupe-Blanco River Authority, Revenue Bonds, 4.00%, 08/15/2051	1,450,000	1,564,211
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, 4.00%, 10/01/2047	1,000,000	1,167,507
Harris County Municipal Utility District No. 399, General Obligation Unlimited, AGM, 4.00%, 09/01/2033	270,000	291,454
Harris County-Houston Sports Authority, Revenue Bonds,
NATL,
Zero Coupon, 11/15/2024	400,000	379,385

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, (continued)
Series A, AGM,
5.00%, 11/15/2027	$1,135,000	$1,266,418
Houston Higher Education Finance Corp., Revenue Bonds, 5.00%, 08/15/2024	340,000	381,670
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited, AGM, 3.00%, 09/01/2033	150,000	154,049
Montgomery County Municipal Utility District No. 119, General Obligation Unlimited, BAM, 4.00%, 04/01/2024	275,000	296,239
Nacogdoches County Hospital District, Revenue Bonds, AGM, 4.00%, 05/15/2037	400,000	404,108
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
3.00%, 01/01/2024	120,000	119,648
5.00%, 01/01/2022 - 01/01/2028	3,835,000	4,081,627
North Central Texas Health Facility Development Corp., Revenue Bonds, 5.00%, 08/15/2022	90,000	93,374
North Texas Tollway Authority, Revenue Bonds, Series I, AGC, 6.20% (F), 01/01/2042	715,000	844,462
Northwoods Road District No. 1, General Obligation Unlimited, BAM, 4.00%, 08/15/2027	280,000	319,115
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation, BAM, 4.00%, 09/01/2036 - 09/01/2037	2,450,000	2,801,121
Pecos Barstow Toyah Independent School District, General Obligation Unlimited, 4.00%, 02/15/2041	2,000,000	2,196,989
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	350,000	373,619
Southwest Houston Redevelopment Authority, Tax Allocation, Series B, AGM, 5.00%, 09/01/2034	2,000,000	2,355,568
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, 12/15/2032	6,240,000	8,155,857
Texas Public Finance Authority, Revenue Bonds, BAM, 4.00%, 05/01/2029	150,000	166,935

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	$ 450,000	$ 461,760
Trophy Club Public Improvement District No. 1, Special Assessment, AGM, 3.00%, 06/01/2024	98,000	103,005
Viridian Municipal Management District, General Obligation Unlimited,
BAM,
4.00%, 12/01/2026	610,000	668,025
6.00%, 12/01/2024 - 12/01/2031	1,285,000	1,491,734
Washington County Junior College District, Revenue Bonds, BAM, 5.00%, 10/01/2024	485,000	547,418
Wichita Falls Economic Development Corp., Revenue Bonds, AGM, 4.00%, 09/01/2046 - 09/01/2050	3,395,000	3,864,196

		57,915,741

U.S. Virgin Islands - 0.0% (C)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (D)	200,000	206,301

Utah - 0.1%
City of Herriman Water Revenue, Revenue Bonds, AGM, 4.00%, 01/01/2038	500,000	596,772
Utah Charter School Finance Authority, Revenue Bonds,
4.00%, 10/15/2022 - 10/15/2026	1,115,000	1,207,645
4.25%, 04/15/2034	120,000	126,367
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,035,000	1,163,307

		3,094,091

Vermont - 0.3%
City of Burlington, General Obligation Unlimited,
Series A,
5.00%, 11/01/2034 - 11/01/2035	290,000	360,531
Series A, AGM,
5.00%, 11/01/2032	540,000	565,858
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Series A, 5.00%, 12/01/2026 - 12/01/2027	1,175,000	1,389,501
Vermont Housing Finance Agency, Revenue Bonds,
Series A, GNMA, FNMA, FHLMC,
3.13%, 11/01/2042	835,000	882,238
Series D, GNMA, FNMA, FHLMC,
2.90%, 05/01/2029	160,000	167,106

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont (continued)
Vermont Municipal Bond Bank, Revenue Bonds, Series A, 4.00%, 10/01/2040	$ 500,000	$ 580,923
Vermont Public Power Supply Authority, Revenue Bonds, Series A, 5.00%, 07/01/2022 - 07/01/2027	3,105,000	3,523,078

		7,469,235

Virginia - 0.4%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds, AGM, 5.00%, 07/01/2041	4,775,000	5,580,873
Henrico County Economic Development Authority, Revenue Bonds, Series C, 3.50%, 12/01/2027	445,000	499,562
Loudoun County Economic Development Authority, Revenue Bonds, Zero Coupon, 07/01/2049	8,105,000	3,476,636
Virginia Housing Development Authority, Revenue Bonds, Series E, 2.45%, 12/01/2027	265,000	282,687
Virginia Small Business Financing Authority, Revenue Bonds, 4.00%, 11/01/2036	1,650,000	1,933,450

		11,773,208

Washington - 0.7%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	50,000	55,365
Port of Vancouver, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2048	930,000	1,121,744
Washington Health Care Facilities Authority, Revenue Bonds,
Series A,
4.00%, 08/15/2046	100,000	102,180
Series B,
5.00%, 10/01/2026	85,000	102,188
Series C,
5.00%, 10/01/2044	5,000,000	5,590,970
Washington State Convention Center Public Facilities District, Revenue Bonds, 4.00%, 07/01/2031	4,250,000	4,847,726
Washington State Housing Finance Commission, Revenue Bonds,
3.70%, 07/01/2023 (B)	100,000	101,584
5.00%, 07/01/2033 (B)	375,000	404,687
Series 2N, GNMA, FNMA, FHLMC,
2.20%, 12/01/2025	90,000	94,367
2.35%, 06/01/2026	175,000	185,302
Series 3N, GNMA, FNMA, FHLMC,
2.25%, 06/01/2024	780,000	813,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Washington State Housing Finance Commission, Revenue Bonds, (continued)
2.30%, 12/01/2024	$ 405,000	$ 425,804
2.40%, 06/01/2025	810,000	858,749
2.45%, 12/01/2025	385,000	410,873
2.70%, 06/01/2027	785,000	855,470
2.75%, 12/01/2027	805,000	875,985
2.85%, 12/01/2028	640,000	693,934
Series 3N-R, GNMA, FNMA, FHLMC,
2.05%, 12/01/2022	645,000	656,903

		18,197,547

West Virginia - 0.2%
City of Buckhannon, Revenue Bonds, Series C, 4.25%, 08/01/2022 - 08/01/2023	1,090,000	1,091,205
City of Wheeling Waterworks & Sewerage System Revenue, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2041	1,000,000	1,191,782
West Virginia Economic Development Authority, Revenue Bonds, Series A, Fixed until 06/01/2022, 2.63% (A), 12/01/2042	875,000	885,322
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	1,000,000	1,076,032

		4,244,341

Wisconsin - 0.4%
Public Finance Authority, Revenue Bonds,
3.00%, 04/01/2025 (B)	335,000	344,699
4.00%, 09/01/2029 (B)	850,000	952,736
Series A,
4.00%, 01/01/2045	1,500,000	1,696,348
5.00%, 06/01/2027 - 07/01/2038	725,000	836,040
Series A, AGM,
4.00%, 07/01/2038 - 07/01/2055	2,530,000	2,816,226
5.00%, 07/01/2036 - 07/01/2054	1,195,000	1,426,868
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
3.50%, 08/01/2022	370,000	371,240
5.00%, 08/15/2022 - 08/01/2039	3,325,000	3,683,699

		12,127,856

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wyoming - 1.4%
Carbon County Specific Purpose Tax Joint Powers Board, Revenue Bonds, Series A, 4.00%, 06/15/2026 - 06/15/2035	$ 4,245,000	$ 4,675,551
University of Wyoming, Revenue Bonds,
Series C,
4.00%, 06/01/2035 - 06/01/2038	20,385,000	24,283,219
5.00%, 06/01/2033	5,640,000	7,405,852
Wyoming Community Development Authority, Revenue Bonds,
Series 1,
2.30%, 12/01/2031	305,000	314,796
Series 2,
2.95%, 06/01/2033	2,685,000	2,776,734

		39,456,152

Total Municipal Government Obligations (Cost $2,529,917,922)		2,603,231,150

U.S. GOVERNMENT OBLIGATION - 1.8%
U.S. Treasury - 1.8%
U.S. Treasury Note 1.25%, 08/15/2031	50,000,000	48,617,188

Total U.S. Government Obligation (Cost $48,239,361)		48,617,188

REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.00% (I), dated 10/29/2021, to be repurchased at $54,628,974 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $55,721,639.	54,628,974	54,628,974

Total Repurchase Agreement (Cost $54,628,974)		54,628,974

Total Investments (Cost $2,632,786,257)		2,706,477,312
Net Other Assets (Liabilities) - 0.9%		25,662,357

Net Assets - 100.0%		$ 2,732,139,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$2,603,231,150	$—	$2,603,231,150
U.S. Government Obligation	—	48,617,188	—	48,617,188
Repurchase Agreement	—	54,628,974	—	54,628,974

Total Investments	$—	$2,706,477,312	$—	$2,706,477,312

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $27,977,574, representing 1.0% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Restricted securities. At October 31, 2021, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	BluePath Trust Revenue Bonds 2.75%, 09/01/2026	06/27/2016	$3,562,396	$3,622,151	0.1%

Municipal Government Obligations	California Municipal Finance Authority Revenue Bonds 4.38%, 07/01/2025	09/10/2015	520,007	555,066	0.0	(C)

Municipal Government Obligations	California Municipal Finance Authority Revenue Bonds Series A 4.50%, 06/01/2028	02/08/2018	200,010	220,120	0.0	(C)

Municipal Government Obligations	Bradburn Metropolitan District No. 2 General Obligation Limited Series A 4.00%, 12/01/2028	03/08/2018	393,232	419,435	0.0	(C)

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series A 3.50%, 09/01/2022	09/18/2017	39,984	40,664	0.0	(C)

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 4.25%, 09/01/2022	09/18/2017	49,913	50,257	0.0	(C)

Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds Series A, AGM-CR 5.00%, 10/01/2032	07/14/2020 - 02/09/2021	212,946	206,301	0.0	(C)

Total			$4,978,488	$5,113,994	0.1%

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2021; the maturity dates disclosed are the ultimate maturity dates.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the total value of such securities is $3,434,850, representing 0.1% of the Fund’s net assets.
(H)	Non-income producing securities.
(I)	Rate disclosed reflects the yield at October 31, 2021.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2021, was characterized by improving business activity fueled by accommodative central bank policies put in place to respond to the economic shock of the COVID-19 pandemic. The United Kingdom performed the best, while Japan lagged the other regions within the benchmark. Returns across sectors were biased toward those more sensitive to economic activity with energy and financials performing the best. Utilities, consumer staples and health care were among the primary underperformers.

Market performance was strongest during the first half of the fiscal year as the economic reopening theme presided among investors. However, in the second half of the fiscal year, investors began to focus on emerging signs of inflationary pressures. This was brought on by a degree of disarray in the global supply chain and a coincident increase in input costs for many businesses. Though the yield curve indicates the bond market has a benign outlook for inflation, many management teams indicate these pressures are real and potentially enduring.

PERFORMANCE

For the year ended October 31, 2021, Transamerica International Equity (Class I) returned 37.24%. By comparison, its benchmark, the MSCI EAFE Index, returned 34.80%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the MSCI EAFE Index with all developed market regions contributing to relative return. Japan was a top contributor to the Fund, led in part by Sony Group Corporation (“Sony”) and Hitachi, Ltd. (“Hitachi”). Electronics company Sony reported a series of strong results across its operating segments and raised full-year guidance. The company’s games segment benefited from the release of the PlayStation 5 game system. Its music segment also garnered a higher valuation from analysts following a period of industrywide mergers and acquisitions and the prolonged initial public offering of Universal Music Group. Additionally, Sony’s image sensor segment reported satisfactory numbers. Industrial equipment manufacturer Hitachi performed well after releasing results and guidance above expectations. Strength in the information technology and automotive systems segments drove outperformance. The company also announced multiple portfolio transactions including the acquisition of Thales’ railway signaling business and the sale of its ownership stake in Hitachi Metals to a consortium of investment funds led by Bain Capital.

The only regional detractor was a modest allocation to emerging markets, which is not in the Fund’s benchmark index. Stock selection was favorable as Samsung Electronics Co., Ltd. (“Samsung”), the Korean consumer electronics company, outperformed due in part to the strength of its semiconductor business. Nevertheless, the benefit of Samsung was outweighed by having modest exposure to a region that had a negative return.

The industrials and materials sectors were top contributors due to stock selection. Ashtead Group PLC and Hitachi were among the top individual performers in industrials. U.K. rental equipment company Ashtead Group PLC performed well after releasing a series of satisfactory results. The company reported strong free-cash-flow growth and increased guidance. Mentioned previously, Hitachi performed well after posting strong results and offering guidance above expectations. In materials, ArcelorMittal SA and Glencore PLC were the top performers. Global steel manufacturer ArcelorMittal SA reported strong results underpinned by sequential volume improvements. The company initiated a series of price hikes as demand rebounded well ahead of curtailed supply. After achieving its multi-year debt reduction target, the company’s shareholder return policy drew favorable attention. Global commodity trading and mining company Glencore PLC reported strong results primarily driven by higher coal prices. The company generated significant free cash flow and significantly reduced net debt. Furthermore, it issued a special dividend and implemented a share repurchase program. As of fiscal year end, Thompson, Siegel & Walmsley LLC (“TSW”) believed Glencore PLC was well positioned to benefit from volatility in the energy and commodity markets as countries transition toward cleaner energy sources.

Communication services weighed on performance due largely to Ubisoft Entertainment SA (“Ubisoft”) and Square Enix Holdings Co., Ltd. (“Square Enix”). These businesses were COVID-19 beneficiaries and despite their improving fundamentals and strong growth outlook, investor focus rotated toward companies more exposed to economies’ reopening. French videogame creator Ubisoft reported mixed results. Management lowered full-year guidance as certain content releases slated for 2021 were pushed into 2022. Square Enix reported a series of strong results and raised guidance. The company’s mobile game segment performed well, driven by Dragon Quest titles. However, lackluster sales of a highly-anticipated console title, Marvel Avengers, weighed on the console games segment. TSW believed Ubisoft and Square Enix remained undervalued given their intellectual property and market position in the videogame industry as of fiscal year end. An underweight and holdings in energy also detracted. From a stock perspective, ENEOS Holdings, Inc. was a primary underperformer. The Japanese oil refiner lagged despite reporting solid results and raising guidance. Since the catalysts we expected failed to materialize within our investment horizon, we exited our position.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

(unaudited)

STRATEGY REVIEW (continued)

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	2.2
Other Investment Company	1.1
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	29.15%	6.71%	6.90%	03/01/2011
Class A (NAV)	36.70%	7.93%	7.50%	03/01/2011
Class C (POP)	34.77%	7.16%	6.77%	03/01/2011
Class C (NAV)	35.77%	7.16%	6.77%	03/01/2011
Class I (NAV)	37.24%	8.32%	7.91%	12/18/1992
MSCI EAFE Index (A)	34.80%	10.32%	7.87%
Class I2 (NAV)	37.36%	8.42%	8.01%	03/01/2011
Class I3 (NAV)	37.42%	N/A	7.97%	03/10/2017
Class R (NAV)	36.74%	N/A	7.43%	03/10/2017
Class R4 (NAV)	37.05%	N/A	7.69%	03/10/2017
Class R6 (NAV)	37.37%	8.42%	5.16%	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 3.2%
BHP Group PLC, ADR (A)	365,769	$19,378,442
Lendlease Corp. Ltd. (A)	3,111,300	24,481,378
Macquarie Group Ltd. (B)	473,700	70,494,921
Santos Ltd.	10,463,800	54,942,339

		169,297,080

Austria - 0.3%
ams AG (A) (C)	878,100	17,349,092

Belgium - 2.7%
Anheuser-Busch InBev SA	896,700	54,700,595
Groupe Bruxelles Lambert SA	351,420	40,725,708
KBC Group NV	518,900	48,323,781

		143,750,084

Denmark - 0.4%
AP Moller - Maersk A/S, Class B	7,635	22,062,599

Finland - 1.0%
Nokia OYJ (C)	9,241,200	53,093,645

France - 8.9%
Airbus SE (A) (C)	120,600	15,419,142
Amundi SA (D)	219,100	19,515,191
Capgemini SE	229,652	53,440,657
Dassault Aviation SA	203,760	21,258,075
Engie SA	6,807,800	96,767,257
Rexel SA (C)	1,602,117	31,781,127
Sanofi	769,601	76,893,198
TotalEnergies SE	900,600	45,152,224
Ubisoft Entertainment SA (C)	491,600	25,703,736
Veolia Environnement SA	2,766,123	90,269,316

		476,199,923

Germany - 12.0%
Allianz SE	201,702	46,901,640
BASF SE	960,100	69,123,045
Bayer AG	450,052	25,321,057
Deutsche Boerse AG	364,700	60,540,777
Deutsche Post AG	951,500	58,868,461
Fresenius SE & Co. KGaA	1,353,800	61,449,435
HeidelbergCement AG	913,400	68,780,693
Infineon Technologies AG	1,480,027	69,112,251
SAP SE	550,647	79,772,178
Siemens AG	519,195	84,194,562
Talanx AG (C)	432,784	20,812,407

		644,876,506

Hong Kong - 1.9%
CK Asset Holdings Ltd.	5,781,000	35,701,697
CK Hutchison Holdings Ltd.	9,974,700	67,113,366

		102,815,063

Ireland - 3.1%
AIB Group PLC (A) (C)	10,182,400	27,590,880
DCC PLC	638,431	53,349,660
Ryanair Holdings PLC, ADR (C)	111,472	12,653,187
Smurfit Kappa Group PLC	1,428,915	74,811,179

		168,404,906

Israel - 0.9%
Check Point Software Technologies Ltd. (C)	417,200	49,897,120

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.5%
Prysmian SpA	724,022	$ 27,368,897

Japan - 21.4%
Astellas Pharma, Inc.	3,661,600	61,586,201
Denka Co. Ltd.	758,580	24,825,649
FANUC Corp.	231,800	45,373,617
Fujitsu Ltd.	292,360	50,340,557
Hitachi Ltd.	1,267,180	72,867,714
Japan Airlines Co. Ltd. (C)	1,067,900	22,964,886
Kirin Holdings Co. Ltd.	2,174,100	37,788,042
Kyocera Corp.	781,900	45,655,139
Nintendo Co. Ltd.	127,500	56,157,052
Olympus Corp.	2,495,300	53,868,705
ORIX Corp.	4,478,500	88,607,304
Rakuten Group, Inc.	5,247,400	57,549,901
Sega Sammy Holdings, Inc.	2,075,100	29,385,492
Seven & i Holdings Co. Ltd.	1,890,300	79,310,503
Sony Group Corp.	1,383,800	159,536,144
Square Enix Holdings Co. Ltd.	643,900	35,196,289
Sumitomo Mitsui Financial Group, Inc. (A)	2,040,200	66,607,451
Toshiba Corp.	1,608,650	69,300,035
Toyota Industries Corp.	1,026,500	87,001,448

		1,143,922,129

Luxembourg - 1.1%
ArcelorMittal SA	1,705,035	57,800,169

Netherlands - 5.2%
ASML Holding NV	93,700	75,876,190
EXOR NV	229,400	21,612,689
Heineken Holding NV (A)	650,485	60,307,238
Koninklijke Philips NV	1,522,508	71,676,776
NXP Semiconductors NV	242,000	48,608,120

		278,081,013

Norway - 0.9%
Mowi ASA	1,668,100	48,298,069

Republic of Korea - 1.6%
Samsung Electronics Co. Ltd.	1,455,900	86,964,032

Singapore - 1.4%
DBS Group Holdings Ltd.	3,085,000	72,132,036

Sweden - 2.6%
Essity AB, Class B	1,174,600	37,995,328
Investor AB, B Shares (A)	1,624,388	37,432,043
Lundin Energy AB	677,200	26,747,350
Volvo AB, B Shares	1,585,137	36,900,395

		139,075,116

Switzerland - 12.5%
ABB Ltd.	2,003,200	66,270,127
Alcon, Inc.	615,373	50,850,940
Cie Financiere Richemont SA, Class A	352,700	43,567,464
Glencore PLC (C)	7,259,500	36,287,565
Nestle SA	1,058,364	139,658,736
Novartis AG	899,015	74,269,872
Roche Holding AG	273,400	105,720,041
Siemens Energy AG (C)	1,761,797	50,549,333
UBS Group AG	5,696,374	103,556,297

		670,730,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 17.5%
Ashtead Group PLC	449,200	$ 37,647,472
Aviva PLC	8,317,501	44,928,393
Barratt Developments PLC	2,627,042	23,836,442
British Land Co. PLC, REIT (A)	5,938,800	40,174,474
Bunzl PLC	967,848	35,789,316
CNH Industrial NV	941,600	16,251,148
Entain PLC (C)	1,290,300	36,164,423
GlaxoSmithKline PLC	2,395,900	49,465,646
IG Group Holdings PLC	508,800	5,525,288
Imperial Brands PLC	1,397,594	29,493,499
Inchcape PLC	2,159,496	24,411,437
Informa PLC (C)	4,519,451	32,125,398
Kingfisher PLC	12,330,400	56,530,505
Liberty Global PLC, Class C (C)	1,725,000	49,749,000
Linde PLC	164,800	52,604,160
Lloyds Banking Group PLC	90,498,400	62,198,298
Melrose Industries PLC	14,463,620	31,235,243
Persimmon PLC	1,132,300	42,164,887
Reckitt Benckiser Group PLC	741,800	60,150,062
Smith & Nephew PLC	2,647,300	45,468,202
Tesco PLC (A)	19,935,332	73,635,502
Unilever PLC	1,597,514	85,527,231

		935,076,026

Total Common Stocks (Cost $4,233,991,806)		5,307,193,880

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (E)	61,530,148	$ 61,530,148

Total Other Investment Company (Cost $61,530,148)		61,530,148

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.00% (E), dated 10/29/2021, to be repurchased at $118,459,932 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $120,829,196.	$118,459,932	118,459,932

Total Repurchase Agreement (Cost $118,459,932)		118,459,932

Total Investments (Cost $4,413,981,886)		5,487,183,960
Net Other Assets (Liabilities) - (2.4)%		(128,561,723)

Net Assets - 100.0%		$5,358,622,237

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.2%	$393,256,015
Industrial Conglomerates	6.9	378,060,580
Banks	5.0	276,852,446
Capital Markets	4.7	259,632,474
Household Durables	4.1	225,537,473
Health Care Equipment & Supplies	4.0	221,864,623
Semiconductors & Semiconductor Equipment	3.8	210,945,653
Diversified Financial Services	3.4	188,377,744
Food Products	3.4	187,956,805
Multi-Utilities	3.4	187,036,573
Machinery	3.4	185,526,608
Food & Staples Retailing	2.8	152,946,005
Beverages	2.8	152,795,875
Chemicals	2.7	146,552,854
Electrical Equipment	2.6	144,188,357
Software	2.4	129,669,298
Oil, Gas & Consumable Fuels	2.3	126,841,913
Entertainment	2.1	117,057,077
Metals & Mining	2.1	113,466,176
Insurance	2.1	112,642,440
Trading Companies & Distributors	1.9	105,217,915
IT Services	1.9	103,781,214
Household Products	1.8	98,145,390
Technology Hardware, Storage & Peripherals	1.6	86,964,032
Personal Products	1.6	85,527,231
Containers & Packaging	1.4	74,811,179
Construction Materials	1.3	68,780,693

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Health Care Providers & Services	1.1%	$61,449,435
Real Estate Management & Development	1.1	60,183,075
Air Freight & Logistics	1.1	58,868,461
Internet & Direct Marketing Retail	1.0	57,549,901
Specialty Retail	1.0	56,530,505
Communications Equipment	1.0	53,093,645
Diversified Telecommunication Services	0.9	49,749,000
Electronic Equipment, Instruments & Components	0.8	45,655,139
Textiles, Apparel & Luxury Goods	0.8	43,567,464
Equity Real Estate Investment Trusts	0.7	40,174,474
Aerospace & Defense	0.7	36,677,217
Hotels, Restaurants & Leisure	0.7	36,164,423
Airlines	0.7	35,618,073
Media	0.6	32,125,398
Tobacco	0.5	29,493,499
Leisure Products	0.5	29,385,492
Distributors	0.4	24,411,437
Marine	0.4	22,062,599

Investments	96.7	5,307,193,880
Short-Term Investments	3.3	179,990,080

Total Investments	100.0%	$5,487,183,960

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$232,890,029	$5,074,303,851	$—	$5,307,193,880
Other Investment Company	61,530,148	—	—	61,530,148
Repurchase Agreement	—	118,459,932	—	118,459,932

Total Investments	$294,420,177	$5,192,763,783	$—	$5,487,183,960

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $133,783,962, collateralized by cash collateral of $61,530,148 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $78,865,616. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the value of the security is $70,494,921, representing 1.3% of the Fund’s net assets.
(C)	Non-income producing securities.
(D)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the value of the 144A security is $19,515,191, representing 0.4% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2021.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Growth

(unaudited)

MARKET ENVIRONMENT

International equity markets advanced strongly over the fiscal year ended October 31, 2021. However, most of the returns were achieved from November 2020, when the COVID-19 vaccine was announced, through to May 2021, when Europe’s economy showed signs of normalizing from the impacts of the pandemic. The market stalled afterward due to a plethora of headlines, including sporadic COVID-19 resurgences, slowing Chinese growth, supply chain disruption and differing central bank monetary actions.

All regions produced strong returns led by the U.K. and followed by Europe ex-U.K. All sectors produced positive but diverging returns. Energy was the strongest performing, helped by a recovery in crude oil prices. Financials also outperformed as a steeper yield curve and lower credit provisioning helped earnings to recover. Defensive sectors utilities and communication services paled in comparison despite gains.

Heightened volatility is expected to remain. The supply chain disruption may have a longer lasting impact on inflation and margins, so we have been emphasizing companies with pricing power. We also believe quality and valuation will be desirable attributes to weather potential market drawdowns. In the beginning of 2021, we were mindful not to chase a low-quality rally and have been actively repositioning the Fund to capture better near-term earnings momentum.

PERFORMANCE

For the year ended October 31, 2021, Transamerica International Growth (Class I2) returned 31.01%. By comparison, its benchmark, the MSCI EAFE Index, returned 34.80%.

STRATEGY REVIEW

The Fund underperformed compared to its benchmark due in part to exposure in emerging markets. China holdings Ping An Insurance Group Co. of China, Ltd. (“Ping An”) and Alibaba Group Holdings Ltd. (“Alibaba Group”), the two biggest individual detractors, were both sold as fundamentals deteriorated. Ping An Insurance’s core life insurance business decelerated and the return to growth path for this key business remained unclear as competitors caught up in execution and sales channels shifted to banks, eroding Ping An’s premium franchise. Alibaba Group’s earnings momentum was challenged by a variety of factors, including regulatory changes for affiliate Ant Financial and anti-competitive regulatory issues. Additionally, we were concerned about competitive threats to its dominance in its core e-commerce business. Overall, the Fund’s emerging markets weight was reduced from an average of 14.30% for the first quarter of 2021 to 8.63% as of the period ended October 31, 2021.

From a regional perspective, holdings in Japan contributed the most, led by Lasertec Corp., a leading-edge semiconductor equipment company that benefited from robust industry demand. Although we reduced our position and took some profits during the period, the fundamental outlook for the company remained favorable in our view.

On a sector basis, holdings in consumer discretionary and materials weighed most. Mentioned previously, Alibaba Group was the biggest detractor followed by several Japanese consumer discretionary holdings. In materials, Northern Star Resources Ltd. detracted most from weaker gold prices and production issues; however, our fundamental research continued to favor the company for its multiple operating assets and a proven ability to expand and extract value, offering the highest growth profile of the gold producers. Holdings in information technology and industrials were the top contributors. Lasertec Corp. and Tokyo Electron Ltd. led in technology. Ashtead Group PLC, an equipment rental provider in the construction and industrial application industries with a presence in North America and the U.K., was the top contributor in industrials and for the Fund overall. The company had produced strong results in many quarters, beating consensus and utilization rates. Additionally, the company raised guidance. Detracting the most from performance attribution was not holding ASML Holding NV; however, Lasertec Corp., which is a close competitor to ASML Holding NV, more than offset the detraction.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tifenbach, CFA

Co-Portfolio Managers

TDAM USA Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Other Investment Company	4.6
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(2.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica International Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	23.41%	N/A	7.64%	03/01/2018
Class A (NAV)	30.55%	N/A	9.31%	03/01/2018
Class I (NAV)	30.95%	N/A	9.54%	03/01/2018
Class I2 (NAV)	31.01%	12.09%	8.65%	06/10/2008
MSCI EAFE Index (A)	34.80%	10.32%	7.87%
Class R6 (NAV)	31.02%	N/A	9.75%	03/01/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2021

Transamerica International Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 96.6%
Australia - 1.4%
Northern Star Resources Ltd.	3,039,697	$21,128,300

Austria - 2.7%
Erste Group Bank AG	928,943	39,840,131

China - 3.7%
Airtac International Group	685,144	20,449,485
ANTA Sports Products Ltd.	1,030,300	16,102,369
Tencent Holdings Ltd.	296,800	18,348,538

		54,900,392

Finland - 1.3%
Neste OYJ	334,668	18,643,562

France - 7.6%
Sanofi	346,504	34,620,278
TotalEnergies SE	753,396	37,772,047
Vinci SA	369,110	39,413,458

		111,805,783

Germany - 2.5%
Bayerische Motoren Werke AG	322,496	32,523,537
Knorr-Bremse AG	33,289	3,507,257

		36,030,794

Ireland - 8.1%
ICON PLC (A)	112,690	32,316,111
Kingspan Group PLC	382,007	44,001,028
Smurfit Kappa Group PLC	818,454	42,850,351

		119,167,490

Israel - 2.2%
Nice Ltd., ADR (A) (B)	115,763	32,763,244

Italy - 4.4%
Amplifon SpA (B)	507,325	25,775,253
Enel SpA	3,811,024	31,878,511
Interpump Group SpA	101,268	7,462,944

		65,116,708

Japan - 23.3%
Asahi Group Holdings Ltd.	922,900	41,758,239
Food & Life Cos. Ltd.	678,900	29,336,104
Haseko Corp.	1,420,900	18,463,285
Koito Manufacturing Co. Ltd.	410,400	23,189,085
Lasertec Corp.	136,400	29,954,744
Nidec Corp.	228,900	25,244,773
Nitori Holdings Co. Ltd.	168,000	30,740,426
Open House Co. Ltd.	531,600	33,675,385
Pan Pacific International Holdings Corp.	868,000	18,171,073
SoftBank Group Corp.	267,700	14,477,761
Taiyo Yuden Co. Ltd.	595,100	30,022,593
Tokyo Electron Ltd.	101,100	46,879,886

		341,913,354

Netherlands - 2.4%
Euronext NV (C)	311,084	35,026,313

Norway - 5.6%
DnB Bank ASA (B)	1,932,489	45,933,758
Equinor ASA	1,439,126	36,412,976

		82,346,734

Republic of Korea - 2.4%
Samsung Electronics Co. Ltd.	592,044	35,364,059

	Shares	Value
COMMON STOCKS (continued)
Singapore - 2.5%
DBS Group Holdings Ltd.	1,582,500	$ 37,001,279

Spain - 1.9%
Iberdrola SA	2,322,716	27,427,882

Sweden - 3.5%
Epiroc AB, Class A	434,540	10,812,901
Epiroc AB, Class B	1,250,746	26,579,081
Thule Group AB (C)	242,900	13,994,751

		51,386,733

Switzerland - 7.9%
Lonza Group AG	56,419	46,251,749
Roche Holding AG	101,742	39,342,240
Swiss Life Holding AG (B)	55,758	30,607,220

		116,201,209

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	319,866	36,368,764

United Kingdom - 10.7%
Ashtead Group PLC	499,708	41,880,550
Beazley PLC (A)	3,122,249	16,664,529
British American Tobacco PLC	658,102	22,934,949
Legal & General Group PLC	9,931,082	39,264,946
Rio Tinto PLC, ADR (B)	569,645	36,041,439

		156,786,413

Total Common Stocks (Cost $1,035,144,195)		1,419,219,144

OTHER INVESTMENT COMPANY - 4.6%
Securities Lending Collateral - 4.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	67,029,853	67,029,853

Total Other Investment Company (Cost $67,029,853)		67,029,853

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.00% (D), dated 10/29/2021, to be repurchased at $22,322,391 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $22,768,946.	$22,322,391	22,322,391

Total Repurchase Agreement (Cost $22,322,391)		22,322,391

Total Investments (Cost $1,124,496,439)		1,508,571,388
Net Other Assets (Liabilities) - (2.7)%		(40,277,283)

Net Assets - 100.0%		$1,468,294,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	8.1%	$122,775,168
Semiconductors & Semiconductor Equipment	7.5	113,203,394
Oil, Gas & Consumable Fuels	6.2	92,828,585
Insurance	5.7	86,536,695
Life Sciences Tools & Services	5.2	78,567,860
Pharmaceuticals	4.9	73,962,518
Machinery	4.6	68,811,668
Electric Utilities	3.9	59,306,393
Metals & Mining	3.8	57,169,739
Household Durables	3.5	52,138,670
Building Products	2.9	44,001,028
Containers & Packaging	2.8	42,850,351
Trading Companies & Distributors	2.8	41,880,550
Beverages	2.8	41,758,239
Construction & Engineering	2.6	39,413,458
Technology Hardware, Storage & Peripherals	2.3	35,364,059
Capital Markets	2.3	35,026,313
Software	2.2	32,763,244
Automobiles	2.2	32,523,537
Specialty Retail	2.0	30,740,426
Electronic Equipment, Instruments & Components	2.0	30,022,593
Hotels, Restaurants & Leisure	2.0	29,336,104
Health Care Providers & Services	1.7	25,775,253
Electrical Equipment	1.7	25,244,773
Auto Components	1.5	23,189,085
Tobacco	1.5	22,934,949
Interactive Media & Services	1.2	18,348,538
Multiline Retail	1.2	18,171,073
Textiles, Apparel & Luxury Goods	1.1	16,102,369
Wireless Telecommunication Services	1.0	14,477,761
Leisure Products	0.9	13,994,751

Investments	94.1	1,419,219,144
Short-Term Investments	5.9	89,352,244

Total Investments	100.0%	$1,508,571,388

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$137,489,558	$1,281,729,586	$—	$1,419,219,144
Other Investment Company	67,029,853	—	—	67,029,853
Repurchase Agreement	—	22,322,391	—	22,322,391

Total Investments	$204,519,411	$1,304,051,977	$—	$1,508,571,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $119,957,622, collateralized by cash collateral of $67,029,853 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $57,097,738. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $49,021,064, representing 3.3% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2021 was characterized by improving business activity fueled by accommodative central bank policies put in place to respond to the economic shock of the COVID-19 pandemic. The United Kingdom performed the best, while Japan lagged the other regions within the benchmark. Returns across sectors were biased toward those more sensitive to economic activity with financials and industrials performing the best. Consumer staples and health care were among the primary underperformers.

Market performance was strongest during the first half of the fiscal year as the economic reopening theme presided among investors. However, in the second half of the fiscal year, investors began to focus on emerging signs of inflationary pressures. This was brought on by a degree of disarray in the global supply chain and a coincident increase in input costs for many businesses. Though the yield curve indicates the bond market has a benign outlook for inflation, many management teams indicate these pressures are real and potentially enduring.

PERFORMANCE

For the year ended October 31, 2021, Transamerica International Small Cap Value (Class I) returned 37.93%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned 36.24%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the MSCI EAFE Small Cap Index, led by holdings in Europe. Semiconductor equipment manufacturer ASM International NV reported a series of robust results and guidance above consensus estimates to lead the region’s holdings. The company also announced better-than-expected orders as global semiconductor manufacturers focused on capacity expansion. Automotive retail and glass repair company D’Ieteren SA (“D’Ieteren”) performed well following the release of full-year results. The company’s auto glass repair business reported a significant margin improvement driven by better capacity utilization and cost containment programs. D’Ieteren’s automotive retail segment performed well despite a slower overall car market. The division increased market share, improved margins, and delivered strong free cash flow. Additionally, BlackRock Private Equity Partners and GIC Private Limited agreed to acquire a minority stake in D’Ieteren’s 50.01% owned subsidiary Belron at a very attractive valuation.

Japan was the largest regional detractor with videogame companies Capcom Co., Ltd. (“Capcom”) and Square Enix Holdings Co., Ltd. (“Square Enix”) as primary underperformers to the Fund. These businesses were COVID-19 beneficiaries and despite their improving fundamentals and strong growth outlook, investor focus rotated toward companies more exposed to economies reopening. Capcom reported better-than-expected sales of recent titles, continuing its streak of exceeding forecasts. Square Enix also reported results above expectations and raised full-year guidance. Thompson, Siegel & Walmsley LLC (“TSW”) believed Capcom and Square Enix remained undervalued as of fiscal year end.

Information technology contributed the most at the sector level, led by ASM International NV and Dialog Semiconductor PLC (“Dialog”). Mentioned previously, ASM International NV continued to benefit from strong demand for its atomic layer deposition equipment as well as a recovery in its memory semiconductor division. Semiconductor manufacturer Dialog outperformed after receiving an all-cash acquisition offer by Renesas Electronics Corp. The acquisition offer represented a significant premium to the recent share price and we exited our position. Consumer discretionary, another top sector contributor, was led by D’Ieteren and Redrow PLC. Mentioned previously, D’Ieteren performed well following the release of full-year results. U.K. homebuilder Redrow PLC outperformed after reporting a series of strong operating results. The company maintained a strong order book, net cash position, and reinstated its dividend policy.

Communication services and industrials detracted the most on a sector basis. Communication services was weighed down with previously mentioned Japanese videogame companies Square Enix and Capcom. For Square Enix, lackluster sales of a new title, Marvel Avengers, weighed on the console games segment. However, the mobile game segment performed well, driven by Dragon Quest titles. TSW believed Square Enix’s intellectual property and game portfolio was undervalued as of fiscal year end. Mentioned previously, Capcom experienced margin expansion due to its strategic push toward higher digital sales of new and catalog games. Intertrust NV (“Intertrust”) and Nichiha Corp.(“Nichiha”) underperformed in industrials. Netherlands-based financial services company Intertrust announced the sudden departure of its CEO. Operationally, the company reported satisfactory results, successfully limiting COVID-19 impacts, generating strong cash flow, and integrating its recent acquisition of Viteos. In addition, it announced a share repurchase program representing 9% of the company’s market cap at the time. One of the company’s largest shareholders, Harbor Spring Capital published a letter urging further improvement in capital allocation, governance, and strategic alternatives. TSW believed Intertrust was undervalued at fiscal year end given its resilient business model and potential for increased operational and capital efficiency. Japanese architectural siding manufacturer Nichiha lagged as lumber shortages and COVID-19 effects adversely impacted their customers. The company reported sequential profit growth as domestic demand and capacity utilization recovered. At fiscal year end, TSW believed the market undervalued Nichiha’s domestic market share growth, development of non-residential demand, and expanding presence in North America.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Other Investment Company	1.2
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	37.93%	11.18%	9.03%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	36.24%	11.78%	10.40%
Class I2 (NAV)	38.13%	11.29%	9.13%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 3.5%
BlueScope Steel Ltd.	658,400	$10,212,705
Charter Hall Group, REIT	636,132	8,292,932
Omni Bridgeway Ltd. (A) (B)	2,628,569	6,129,758
Senex Energy Ltd. (B)	1,455,499	4,861,353

		29,496,748

Austria - 1.1%
ams AG (A)	445,900	8,809,885

Belgium - 7.1%
Barco NV	338,734	7,620,078
D’ieteren Group	152,408	26,233,742
Fagron	335,148	5,803,717
Groupe Bruxelles Lambert SA	99,927	11,580,439
Telenet Group Holding NV	235,500	8,455,711

		59,693,687

Denmark - 2.5%
Scandinavian Tobacco Group A/S, Class A (C)	572,128	12,856,209
Schouw & Co. A/S	84,167	8,187,808

		21,044,017

Finland - 1.2%
Kamux Corp.	218,000	3,381,947
Raisio OYJ, V Shares (B)	1,553,283	6,284,582

		9,666,529

France - 4.6%
Elis SA (A)	437,800	8,294,926
ICADE, REIT	83,700	6,560,137
Kaufman & Broad SA	228,329	9,132,611
Rothschild & Co.	323,419	14,225,842

		38,213,516

Germany - 6.3%
Bertrandt AG	37,409	2,443,331
Borussia Dortmund GmbH & Co. KGaA (A) (B)	563,880	3,109,302
DIC Asset AG	489,678	8,598,568
DWS Group GmbH & Co. KGaA (C)	102,200	4,420,918
Gerresheimer AG	155,400	14,245,641
Hamburger Hafen und Logistik AG	346,940	7,776,604
SAF-Holland SE (A)	532,500	7,386,839
Takkt AG	305,713	4,990,067

		52,971,270

Greece - 0.6%
Motor Oil Hellas Corinth Refineries SA (A)	298,251	5,061,343

Hong Kong - 1.1%
Great Eagle Holdings Ltd.	1,470,493	4,053,991
Kerry Logistics Network Ltd.	438,181	1,064,407
Pacific Textiles Holdings Ltd.	7,457,900	3,719,125

		8,837,523

Ireland - 4.8%
Bank of Ireland Group PLC (A)	1,789,400	10,677,835
C&C Group PLC (A)	1,974,385	7,003,703
Grafton Group PLC	411,800	7,557,463
Smurfit Kappa Group PLC	294,510	15,419,140

		40,658,141

	Shares	Value
COMMON STOCKS (continued)
Italy - 3.1%
Buzzi Unicem SpA	286,800	$ 6,687,177
Danieli & C Officine Meccaniche SpA	164,790	3,558,488
doValue SpA (C)	435,600	4,174,459
Prysmian SpA	314,152	11,875,321

		26,295,445

Japan - 28.6%
Aida Engineering Ltd.	406,900	3,680,754
Air Water, Inc.	401,800	6,141,133
Capcom Co. Ltd.	783,800	21,043,457
CKD Corp.	289,500	5,712,529
Denka Co. Ltd.	425,260	13,917,261
DTS Corp.	358,400	7,930,553
Fuji Corp.	298,700	6,931,884
Furyu Corp.	113,800	1,647,466
GMO internet, Inc. (B)	383,900	10,559,566
Hikari Tsushin, Inc.	53,300	8,207,195
Horiba Ltd.	157,200	10,261,619
Hosokawa Micron Corp.	110,000	3,030,489
Kaken Pharmaceutical Co. Ltd.	99,600	3,923,703
Kintetsu World Express, Inc.	660,600	15,788,325
Kumiai Chemical Industry Co. Ltd. (B)	767,400	5,702,898
Kyushu Railway Co.	154,100	3,442,322
MatsukiyoCocokara & Co.	227,700	10,048,967
Meitec Corp.	110,900	6,635,999
Nakanishi, Inc.	625,300	14,483,808
Nextage Co. Ltd.	162,300	2,960,489
Nichiha Corp.	229,100	6,572,994
Nippon Parking Development Co. Ltd.	3,102,900	3,920,312
Paramount Bed Holdings Co. Ltd.	366,400	6,824,893
PCA Corp. (B)	313,900	4,753,599
Rohto Pharmaceutical Co. Ltd.	232,800	7,097,872
Sanwa Holdings Corp.	1,105,800	12,845,617
Shinoken Group Co. Ltd.	441,700	4,363,713
Square Enix Holdings Co. Ltd.	271,500	14,840,491
Takasago Thermal Engineering Co. Ltd.	328,800	6,000,474
Token Corp. (B)	86,400	7,042,386
Wakita & Co. Ltd.	368,500	3,330,160

		239,642,928

Netherlands - 5.3%
ASM International NV (B)	48,600	21,989,476
Euronext NV (C)	79,780	8,982,780
Intertrust NV (A) (C)	375,600	5,679,252
Van Lanschot Kempen NV, CVA	292,300	8,109,570

		44,761,078

New Zealand - 0.3%
Pushpay Holdings Ltd. (A) (B)	2,154,000	2,932,757

Norway - 1.3%
ABG Sundal Collier Holding ASA	5,129,327	5,652,770
Kongsberg Gruppen ASA	162,500	5,328,247

		10,981,017

Philippines - 0.2%
Alliance Global Group, Inc.	8,205,300	1,692,821

Republic of Korea - 3.1%
Eugene Technology Co. Ltd.	315,909	12,043,769
Interpark Corp.	583,219	3,343,945
Value Added Technology Co. Ltd.	295,700	10,261,123

		25,648,837

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Spain - 1.7%
Cia de Distribucion Integral Logista Holdings SA	505,864	$ 10,783,320
Vidrala SA (B)	32,200	3,413,367

		14,196,687

Sweden - 5.4%
Cloetta AB, B Shares	2,195,300	6,968,314
Dios Fastigheter AB	1,181,074	13,745,732
Husqvarna AB, B Shares (B)	678,700	9,653,377
Nobia AB	966,000	5,944,702
Nobina AB (C)	458,372	4,387,305
Trelleborg AB, B Shares	185,800	4,243,674

		44,943,104

Switzerland - 1.9%
Swissquote Group Holding SA	80,576	16,315,848

United Kingdom - 14.9%
Bellway PLC	368,100	16,689,685
Domino’s Pizza Group PLC	1,380,000	7,308,882
Howden Joinery Group PLC	728,700	9,172,824
IG Group Holdings PLC	910,335	9,885,737
Inchcape PLC	451,000	5,098,207
Informa PLC (A)	1,308,327	9,299,919
Intermediate Capital Group PLC	380,635	11,413,320
International Personal Finance PLC	1,555,850	2,712,677
Lancashire Holdings Ltd.	792,200	5,485,879
Oxford Metrics PLC	909,600	1,506,249
Redde Northgate PLC	302,368	1,646,948
Redrow PLC	1,844,700	16,288,497
Rentokil Initial PLC	772,781	6,222,859

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Savills PLC	677,700	$ 13,151,479
Vistry Group PLC	520,600	8,692,104

		124,575,266

Total Common Stocks (Cost $641,595,533)		826,438,447

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	10,181,509	10,181,509

Total Other Investment Company (Cost $10,181,509)		10,181,509

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (D), dated 10/29/2021, to be repurchased at $9,128,831 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $9,311,470.	$9,128,831	9,128,831

Total Repurchase Agreement (Cost $9,128,831)		9,128,831

Total Investments (Cost $660,905,873)		845,748,787
Net Other Assets (Liabilities) - (0.9)%		(7,528,403)

Net Assets - 100.0%		$838,220,384

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Capital Markets	9.3%	$79,006,785
Household Durables	8.7	73,443,362
Real Estate Management & Development	5.2	43,913,483
Semiconductors & Semiconductor Equipment	5.1	42,843,130
Entertainment	4.6	38,993,250
Health Care Equipment & Supplies	3.7	31,569,824
Distributors	3.7	31,331,949
Air Freight & Logistics	3.3	27,636,052
Machinery	3.2	27,157,818
Chemicals	3.0	25,761,292
Building Products	3.0	25,419,085
Food Products	2.5	21,440,704
IT Services	2.5	21,422,876
Professional Services	2.5	20,888,340
Trading Companies & Distributors	2.4	20,060,447
Containers & Packaging	2.2	18,832,507
Commercial Services & Supplies	2.2	18,438,097
Electronic Equipment, Instruments & Components	2.1	17,881,697
Media	2.1	17,755,630
Diversified Financial Services	1.9	15,754,898
Equity Real Estate Investment Trusts	1.8	14,853,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Specialty Retail	1.7%	$14,549,631
Life Sciences Tools & Services	1.7	14,245,641
Tobacco	1.5	12,856,209
Electrical Equipment	1.4	11,875,321
Banks	1.3	10,677,835
Metals & Mining	1.2	10,212,705
Food & Staples Retailing	1.2	10,048,967
Oil, Gas & Consumable Fuels	1.2	9,922,696
Road & Rail	1.1	9,476,575
Internet & Direct Marketing Retail	1.0	8,334,012
Transportation Infrastructure	0.9	7,776,604
Auto Components	0.9	7,386,839
Hotels, Restaurants & Leisure	0.9	7,308,882
Personal Products	0.8	7,097,872
Beverages	0.8	7,003,703
Construction Materials	0.8	6,687,177
Software	0.7	6,259,848
Health Care Providers & Services	0.7	5,803,717
Insurance	0.7	5,485,879
Aerospace & Defense	0.6	5,328,247
Pharmaceuticals	0.5	3,923,703
Textiles, Apparel & Luxury Goods	0.4	3,719,125
Consumer Finance	0.3	2,712,677
Industrial Conglomerates	0.2	1,692,821
Leisure Products	0.2	1,647,466

Investments	97.7	826,438,447
Short-Term Investments	2.3	19,310,340

Total Investments	100.0%	$845,748,787

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$826,438,447	$—	$826,438,447
Other Investment Company	10,181,509	—	—	10,181,509
Repurchase Agreement	—	9,128,831	—	9,128,831

Total Investments	$10,181,509	$835,567,278	$—	$845,748,787

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,215,949, collateralized by cash collateral of $10,181,509 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,900,828. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $40,500,923, representing 4.8% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Rates disclosed reflect the yields at October 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

International Markets were positive over the fiscal year ended October 31, 2021.

The post-lockdown global recovery continued, but at a slower pace, as investors increasingly worried about inflation, slowing corporate profitability and central bank actions (not to mention the ongoing global COVID-19 pandemic!).

The Delta variant spread rapidly, causing the rollback of reopening in some areas and renewed lockdowns in others. Supply chains were hit particularly hard, adding to growing concerns about input costs and the outlook for economic growth. Stagflation was a popular term, used frequently in commentaries and interviews.

Markets were jittery amid focus on China’s regulatory clampdown. China is unmistakably on a path toward greater state involvement with social objectives taking primacy over economic ones. In addition, the world was anxiously watching the Chinese housing market, in the wake of property developer China Evergrande Group’s potential default. According to Bloomberg, China’s economy is vulnerable to falling property prices as real estate and related industries account for almost 30% of China’s gross domestic product (higher than the U.S. at the height of the 2008 bubble).

PERFORMANCE

For the year ended October 31, 2021, Transamerica International Stock (Class A) returned 38.12%, excluding any sales charges. By comparison, its benchmark, the MSCI EAFE Index, returned 34.80%.

STRATEGY REVIEW

The Fund is positioned in line with our overall philosophy. ClariVest Asset Management LLC employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to the Fund’s benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The Fund outperformed its benchmark for fiscal year ended October 31, 2021. Strong stock selection within industrials and financials and an underweight to consumer staples contributed to performance, whereas an underweight to financials and an overweight to health care detracted from performance. On a country basis, selection within Japan and Germany and an overweight to the Netherlands also contributed to performance, while an underweight to France, an overweight to Japan, and selection within Australia detracted.

Top stock-level contributors included Nippon Yusen KK (“Nippon”) which is a Japanese company that mainly provides marine transportation services and ASM International NV (“ASM”) which supplies wafer processing equipment, primarily for the semiconductor manufacturing industry and is based in the Netherlands. Nippon gained along with other shipping companies on record high shipping rates and an agreement between the U.S. and China to push forward trade ties. The company reported strong results and upped guidance as shipping capacity shortages and port closures contributed to persistent container market strength. ASM reported record orders that were seen as ahead of expectations and a positive indicator of future profitability. Supply shortages which suggested the need for higher semiconductor inventories going forward and higher-than-expected capital expenditure plans of foundries also boosted sentiment.

Stock-level detractors included Netherlands-based ASML Holding NV (“ASML”) which engages in the development, production, marketing, sale and servicing of advanced semiconductor equipment, consisting of lithography related systems and NEC Corp., a Japanese information technology and electronics company. The underweight position to ASML for most of the fiscal year detracted from performance as its healthy operating results bolstered stock performance over the period. Shares of NEC Corp. tumbled after guidance came in far below expectations as the company plans to make strategic business investments to support medium-term growth.

David R. Vaughn, CFA

Alex Turner, CFA

Gashi Zengeni, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	93.5%
Preferred Stocks	1.9
Exchange-Traded Fund	1.0
Other Investment Company	0.4
Net Other Assets (Liabilities)	3.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Class A (POP)	30.55%	3.93%	09/28/2018
Class A (NAV)	38.12%	5.84%	09/28/2018
MSCI EAFE Index (A)	34.80%	8.52%
Class I (NAV)	38.63%	6.13%	09/28/2018
Class I2 (NAV)	38.64%	6.13%	09/28/2018
Class R6 (NAV)	38.63%	6.13%	09/28/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. There also can be no assurance that the use of models will result in effective investment decisions for the fund.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 93.5%
Australia - 4.7%
BlueScope Steel Ltd.	35,112	$544,636
Commonwealth Bank of Australia	27,417	2,158,967
National Australia Bank Ltd.	31,779	686,335
Sandfire Resources Ltd.	121,024	506,184
Sonic Healthcare Ltd.	45,863	1,381,053
Westpac Banking Corp.	60,243	1,163,308

		6,440,483

Austria - 0.4%
voestalpine AG	15,946	605,359

Belgium - 0.2%
UCB SA	2,701	321,915

China - 0.6%
Yangzijiang Shipbuilding Holdings Ltd.	834,900	879,168

Denmark - 4.1%
AP Moller - Maersk A/S, Class B	687	1,985,200
Danske Bank A/S	21,918	370,920
Novo Nordisk A/S, Class B	21,957	2,403,157
Pandora A/S	2,632	367,539
Scandinavian Tobacco Group A/S, Class A (A)	24,620	553,233

		5,680,049

Finland - 2.1%
Nordea Bank Abp	231,912	2,837,060

France - 9.1%
BNP Paribas SA	15,488	1,036,649
Capgemini SE	5,681	1,321,985
Cie de Saint-Gobain	24,224	1,667,855
Eiffage SA	10,164	1,045,243
Fnac Darty SA	8,699	563,641
LVMH Moet Hennessy Louis Vuitton SE	2,523	1,975,113
Publicis Groupe SA	6,467	433,151
Rexel SA (B)	19,615	389,102
Sanofi	12,065	1,205,451
Sartorius Stedim Biotech	1,205	663,337
Societe Generale SA	28,438	947,931
TotalEnergies SE	25,360	1,271,442

		12,520,900

Germany - 9.4%
Bayer AG	11,336	637,792
Bayerische Motoren Werke AG	10,402	1,049,036
Brenntag SE	4,269	405,851
Daimler AG	25,800	2,557,178
Deutsche Post AG	35,243	2,180,453
Deutsche Telekom AG	77,272	1,436,190
HeidelbergCement AG	11,798	888,411
Infineon Technologies AG	31,729	1,481,637
Merck KGaA	9,934	2,344,972

		12,981,520

Hong Kong - 2.5%
ASM Pacific Technology Ltd.	41,700	450,470
CK Hutchison Holdings Ltd.	167,500	1,127,000
Kerry Properties Ltd.	170,500	481,007
Pacific Basin Shipping Ltd.	1,923,000	889,763
Xinyi Glass Holdings Ltd.	180,000	507,808

		3,456,048

	Shares	Value
COMMON STOCKS (continued)
Ireland - 0.4%
James Hardie Industries PLC, CDI	12,362	$ 480,310

Israel - 0.5%
Teva Pharmaceutical Industries Ltd., ADR (B)	81,000	707,940

Italy - 1.2%
Enel SpA	68,241	570,823
Eni SpA	51,107	732,825
Unipol Gruppo SpA	57,973	333,073

		1,636,721

Japan - 24.7%
AGC, Inc.	38,000	1,890,415
Arcland Sakamoto Co. Ltd.	10,400	155,213
Canon, Inc.	29,000	650,862
Central Glass Co. Ltd.	19,200	356,120
Cosmo Energy Holdings Co. Ltd.	11,800	241,539
FUJIFILM Holdings Corp.	34,900	2,694,932
Fujitsu Ltd.	8,800	1,515,245
Hirogin Holdings, Inc.	39,900	219,498
Hitachi Ltd.	18,000	1,035,069
Hitachi Zosen Corp.	42,100	328,747
Hokkaido Electric Power Co., Inc.	54,900	227,837
Honda Motor Co. Ltd.	29,500	866,817
Ibiden Co. Ltd.	10,400	621,399
Iida Group Holdings Co. Ltd.	69,700	1,714,140
ITOCHU Corp.	64,900	1,846,070
Ki-Star Real Estate Co. Ltd.	4,800	267,006
Marubeni Corp.	125,100	1,055,022
Mitsubishi Corp.	26,500	839,816
Mitsubishi UFJ Financial Group, Inc.	208,400	1,138,223
Mizuho Financial Group, Inc.	30,990	409,212
Murata Manufacturing Co. Ltd.	14,700	1,116,026
NEC Networks & System Integration Corp.	50,100	803,974
Nippon Telegraph & Telephone Corp.	96,400	2,696,409
Nippon Yusen KK	27,700	1,988,032
Nomura Holdings, Inc.	128,200	618,644
Olympus Corp.	26,500	572,084
Ricoh Co. Ltd.	60,600	588,055
Sawai Group Holdings Co. Ltd.	11,300	497,706
Sekisui House Ltd.	51,500	1,067,052
Seven & i Holdings Co. Ltd.	30,100	1,262,893
SoftBank Group Corp.	8,700	470,514
Sony Group Corp.	13,200	1,521,807
Toyota Motor Corp.	167,500	2,948,794

		34,225,172

Netherlands - 5.8%
Akzo Nobel NV	4,457	512,241
ASML Holding NV	3,391	2,745,957
ASR Nederland NV	7,013	328,010
Koninklijke Ahold Delhaize NV	33,164	1,078,436
NN Group NV	20,626	1,104,438
Royal Dutch Shell PLC, B Shares	39,339	907,161
Signify NV (A)	12,633	611,167
Stellantis NV (C)	35,281	703,538

		7,990,948

Norway - 0.2%
Austevoll Seafood ASA	23,510	317,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Singapore - 1.0%
DBS Group Holdings Ltd.	61,600	$ 1,440,303

Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA	71,269	499,430
Iberdrola SA	97,490	1,151,214
Repsol SA	20,949	267,743
Telefonica SA	111,407	484,817

		2,403,204

Sweden - 0.6%
SSAB AB, B Shares (B)	80,410	400,926
Telefonaktiebolaget LM Ericsson, B Shares	42,932	469,913

		870,839

Switzerland - 11.0%
Alcon, Inc.	23,114	1,910,010
Julius Baer Group Ltd.	22,770	1,645,826
Nestle SA	10,443	1,378,029
Novartis AG	29,348	2,424,511
Roche Holding AG	6,205	2,399,389
Sonova Holding AG	4,327	1,787,794
Swiss Life Holding AG	2,420	1,328,410
UBS Group AG	102,031	1,854,856
Zurich Insurance Group AG	1,178	522,226

		15,251,051

United Kingdom - 13.3%
3i Group PLC	85,820	1,602,005
Anglo American PLC	11,123	423,563
Ashtead Group PLC	8,502	712,553
AstraZeneca PLC	14,009	1,743,504
Barclays PLC	428,711	1,186,626
Bellway PLC	8,500	385,391
BP PLC	135,479	649,305
British American Tobacco PLC	25,847	900,772
Coca-Cola Europacific Partners PLC	30,254	1,592,873
Computacenter PLC	23,048	848,489
Ferguson PLC	6,601	993,267
GlaxoSmithKline PLC	26,077	538,385
Imperial Brands PLC	63,725	1,344,792
Kingfisher PLC	136,202	624,438

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Lloyds Banking Group PLC	880,805	$ 605,365
Redrow PLC	41,399	365,549
Rio Tinto PLC	14,563	908,917
Royal Mail PLC	37,616	216,471
SSE PLC	62,773	1,411,898
Standard Chartered PLC	77,765	526,699
Vodafone Group PLC	594,958	879,694

		18,460,556

Total Common Stocks (Cost $110,699,624)		129,507,080

PREFERRED STOCKS - 1.9%
Germany - 1.9%
Draegerwerk AG & Co. KGaA, 0.29% (D)	1,865	146,819
Volkswagen AG, 2.62% (D)	10,907	2,443,778

Total Preferred Stocks (Cost $2,208,030)		2,590,597

EXCHANGE-TRADED FUND - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF	17,300	1,392,477

Total Exchange-Traded Fund (Cost $1,374,134)		1,392,477

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	615,322	615,322

Total Other Investment Company (Cost $615,322)		615,322

Total Investments (Cost $114,897,110)		134,105,476
Net Other Assets (Liabilities) - 3.2%		4,375,510

Net Assets - 100.0%		$138,480,986

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	11.4%	$15,226,526
Pharmaceuticals	11.4	15,224,722
Automobiles	7.9	10,569,141
Trading Companies & Distributors	4.7	6,241,681
Capital Markets	4.3	5,721,331
Household Durables	4.0	5,320,945
Marine	3.6	4,862,995
Semiconductors & Semiconductor Equipment	3.5	4,678,064
Diversified Telecommunication Services	3.4	4,617,416
IT Services	3.3	4,489,693
Building Products	3.3	4,422,198
Health Care Equipment & Supplies	3.3	4,416,707
Oil, Gas & Consumable Fuels	3.0	4,070,015
Technology Hardware, Storage & Peripherals	2.9	3,933,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Insurance	2.7%	$3,616,157
Metals & Mining	2.5	3,389,585
Electric Utilities	2.5	3,361,772
Tobacco	2.1	2,798,797
Air Freight & Logistics	1.8	2,396,924
Textiles, Apparel & Luxury Goods	1.7	2,342,652
Food & Staples Retailing	1.7	2,341,329
Industrial Conglomerates	1.6	2,162,069
Electronic Equipment, Instruments & Components	1.3	1,737,425
Food Products	1.3	1,695,563
Beverages	1.2	1,592,873
International Equity Funds	1.0	1,392,477
Health Care Providers & Services	1.0	1,381,053
Construction Materials	1.0	1,368,721
Wireless Telecommunication Services	1.0	1,350,208
Specialty Retail	1.0	1,343,292
Machinery	0.9	1,207,915
Construction & Engineering	0.8	1,045,243
Life Sciences Tools & Services	0.5	663,337
Electrical Equipment	0.5	611,167
Chemicals	0.4	512,241
Real Estate Management & Development	0.4	481,007
Communications Equipment	0.3	469,913
Media	0.3	433,151

Investments	99.5	133,490,154
Short-Term Investments	0.5	615,322

Total Investments	100.0%	$134,105,476

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,300,813	$127,206,267	$—	$129,507,080
Preferred Stocks	—	2,590,597	—	2,590,597
Exchange-Traded Fund	1,392,477	—	—	1,392,477
Other Investment Company	615,322	—	—	615,322

Total Investments	$4,308,612	$129,796,864	$—	$134,105,476

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $1,164,400, representing 0.8% of the Fund’s net assets.
(B)	Non-income producing securities.
(C)	All or a portion of the security is on loan. The value of the security on loan is $585,636, collateralized by cash collateral of $615,322. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Rates disclosed reflect the yields at October 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

The equity market rally that began in 2020 continued relatively unabated throughout the fiscal year ended October 31, 2021. With COVID-19 vaccines and other therapeutic treatments rolled out in the U.S. and abroad, investors continued to price in a normalization of the economy, while the U.S. Federal Reserve (“Fed”) and policy makers remained accommodative with unprecedented fiscal and monetary stimulus.

Against this improving backdrop, we saw gross domestic product rebound throughout the fiscal year. Corporate profits surged as consumer spending returned, companies refinanced debt at lower rates, and margin gains were realized. In turn, valuations across most asset classes rose in 2021, with the large cap equity markets reaching about 21x forward earnings. While valuations were slightly elevated relative to recent historical averages (~18.5x) at the end of the fiscal year, and thus implied a degree of vulnerability to an unexpected shock.

In recent months, inflation has accelerated across many segments of the economy, including in energy prices, wages, housing costs, and in many consumer goods and services. If these inflationary trends persist, the Fed could find itself in a difficult situation by the middle of 2022, as its tapering program nears completion. Another wave of COVID-19 cases, either in the U.S. or internationally, could also give markets pause, as could geopolitical uncertainty. Finally, policy shifts in Washington (e.g., corporate tax rates) also have the ability to cause investor angst.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Large Cap Value (Class A) returned 55.91%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 43.76%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year ended October 31, 2021. Outperformance was largely driven by stock selection, though sector allocation was also a tailwind. Stock selection was positive in most sectors, led by the manufacturing, consumer discretionary and consumer services sectors, while we saw very modest negative stock selection in commercial services, utilities, and energy. Positive sector allocation was mainly driven by an underweight in the telecommunications sector, which is a sector that significantly lagged the market.

At the stock level, top contributors included Discovery, Inc. and Bank of America Corp. Shares of Discovery, Inc., a digital media company, outperformed in the fiscal year as enthusiasm built for the Discovery+ offering and as the television advertising business began to show signs of recovery. We exited shares in February 2021 when we felt the positive fundamental improvements were adequately reflected in shares. In financial services, shares of Bank of America Corp., a diversified financial services company, rallied in conjunction with a broader improvement in the macro backdrop and as treasury yields rallied higher in the back half of the fiscal year.

The largest detractor in the Fund was Global Payments, Inc. Global Payments, Inc. underperformed in the fiscal year ended October 31, 2021, which we attribute to continued worries about the encroachment of fintech companies on Global Payments, Inc.’s core markets. While we acknowledge the uncertainty of new competitors, we believe Global Payments, Inc. is differentiated enough to effectively compete in its core markets. A relatively strong financial profile should allow for continued reinvestment in the business (both organically and via acquisitions).

As it relates to portfolio positioning, Rothschild & Co Asset Management US Inc. would stress the importance of maintaining balance through bottom-up stock selection. At the fiscal year end, we had a slight bias towards cyclical areas of the market, including an overweight position in manufacturing, financials, and energy, with the latter two sectors well positioned should inflation persist. In this dynamic environment, we remain focused on investing in attractive businesses at discounted relative valuations and building the portfolio in a risk-controlled way to allow stock selection to drive performance.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Rothschild & Co Asset Management US Inc.

Transamerica Funds	Annual Report 2021

Transamerica Large Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	47.33%	9.69%	12.02%	11/15/2010
Class A (NAV)	55.91%	10.94%	12.65%	11/15/2010
Russell 1000® Value Index (A)	43.76%	12.39%	12.85%
Class C (POP)	53.71%	10.11%	11.85%	11/15/2010
Class C (NAV)	54.71%	10.11%	11.85%	11/15/2010
Class I (NAV)	56.42%	11.29%	13.02%	11/15/2010
Class I2 (NAV)	56.43%	11.36%	13.10%	11/15/2010
Class R6 (NAV)	56.42%	11.36%	10.13%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 3.5%
Northrop Grumman Corp.	108,093	$38,612,982
Textron, Inc.	687,112	50,743,221

		89,356,203

Airlines - 1.3%
Southwest Airlines Co. (A)	698,493	33,024,749

Automobiles - 2.1%
General Motors Co. (A)	961,431	52,330,689

Banks - 11.0%
Bank of America Corp.	2,393,155	114,344,946
JPMorgan Chase & Co.	580,373	98,599,569
Wells Fargo & Co.	1,263,696	64,650,687

		277,595,202

Beverages - 2.3%
PepsiCo, Inc.	360,334	58,229,974

Biotechnology - 1.8%
AbbVie, Inc.	393,004	45,065,769

Capital Markets - 9.3%
BlackRock, Inc.	82,596	77,926,022
Charles Schwab Corp.	1,069,212	87,707,460
State Street Corp.	702,461	69,227,532

		234,861,014

Chemicals - 2.5%
Air Products & Chemicals, Inc.	210,497	63,109,105

Construction & Engineering - 2.4%
Quanta Services, Inc.	500,149	60,658,071

Construction Materials - 2.2%
Martin Marietta Materials, Inc.	142,121	55,830,814

Electric Utilities - 3.5%
Duke Energy Corp.	427,441	43,603,256
Xcel Energy, Inc.	714,310	46,137,283

		89,740,539

Energy Equipment & Services - 1.6%
Schlumberger NV	1,268,872	40,933,811

Entertainment - 2.9%
Walt Disney Co. (A)	433,520	73,295,226

Equity Real Estate Investment Trusts - 4.3%
American Tower Corp.	185,928	52,426,118
Prologis, Inc.	388,581	56,328,702

		108,754,820

Food Products - 2.9%
Mondelez International, Inc., Class A	478,501	29,064,151
Tyson Foods, Inc., Class A	565,944	45,258,541

		74,322,692

Health Care Equipment & Supplies - 2.6%
Medtronic PLC	538,888	64,591,116

Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	340,845	41,589,907
UnitedHealth Group, Inc.	212,057	97,645,887

		139,235,794

Insurance - 2.2%
Hartford Financial Services Group, Inc.	765,288	55,812,454

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 3.7%
Alphabet, Inc., Class A (A)	31,423	$93,040,989

IT Services - 1.9%
Global Payments, Inc.	339,235	48,507,213

Life Sciences Tools & Services - 3.3%
Thermo Fisher Scientific, Inc.	133,910	84,774,404

Machinery - 4.5%
Caterpillar, Inc.	264,824	54,026,744
Parker-Hannifin Corp.	204,503	60,653,545

		114,680,289

Media - 1.6%
Comcast Corp., Class A	781,513	40,193,214

Multiline Retail - 2.2%
Target Corp.	218,156	56,637,661

Oil, Gas & Consumable Fuels - 5.4%
Chevron Corp.	585,984	67,089,308
ConocoPhillips	936,364	69,749,754

		136,839,062

Pharmaceuticals - 3.9%
Bristol-Myers Squibb Co.	786,696	45,943,047
Eli Lilly & Co.	204,557	52,112,941

		98,055,988

Road & Rail - 1.9%
CSX Corp.	1,336,767	48,350,862

Semiconductors & Semiconductor Equipment - 1.6%
Micron Technology, Inc.	572,578	39,565,140

Software - 2.1%
Microsoft Corp.	162,263	53,809,656

Specialty Retail - 2.3%
Lowe’s Cos., Inc.	249,593	58,359,835

Total Common Stocks (Cost $1,932,995,863)		2,489,562,355

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $36,999,830 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $37,739,900.	$36,999,830	36,999,830

Total Repurchase Agreement (Cost $36,999,830)		36,999,830

Total Investments (Cost $1,969,995,693)		2,526,562,185
Net Other Assets (Liabilities) - 0.2%		4,021,993

Net Assets - 100.0%		$ 2,530,584,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,489,562,355	$—	$—	$2,489,562,355
Repurchase Agreement	—	36,999,830	—	36,999,830

Total Investments	$2,489,562,355	$36,999,830	$—	$2,526,562,185

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

At the start of fiscal year ended October 31, 2021, equities saw some de-risking ahead of the November 2020 U.S. presidential election with the binary outcome consideration complicated by the results of the U.S. House and U.S. Senate races as well to determine whether there would be a single party controlling a majority of both houses in Washington.

Political turmoil and vaccine rollouts contributed to the market volatility to begin 2021. Earnings season was relatively positive, particularly with the promise of mass vaccinations within sight and businesses optimistic that the world could return to a sense of normalcy. The hopes of economic recovery in the U.S. spurred equity markets forward to further outperformance in the second quarter of 2021, with the S&P 500® Index making new highs numerous times. Despite the Centers for Disease Control and Prevention recommendation to pause the administration of the Johnson & Johnson vaccine, markets remained strong through the quarter. Overall macro data in April 2021 trended positive, continuing to lend support to the reopening trade. While equities gained overall in the third quarter of 2021, September saw some pullback as the healthy risk appetites exhibited earlier paused. Some market volatility surrounding the Federal Reserve’s (“Fed”) plan to implement rate hikes over the next couple of years also contributed to the month’s underperformance.

The future pace of rate normalization will continue to drive investor attention as the Fed keeps its eye on the pace of economic growth. COVID-19 variants and potential shutdowns as we enter the winter months could derail the pace of growth in the U.S. Progress on booster shots has continued and could help to quell the concern around a winter surge of cases, but uncertainty remains.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Large Core (Class R4) returned 41.88%. By comparison, its benchmark, the S&P 500®, returned 42.91%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

The Fund underperformed its benchmark over the 12-month period ended October 31, 2021. The largest detracting sectors were consumer staples and financials. The top-performing sectors were utilities and real estate. From a growth category perspective, high-cyclical growth holdings underperformed while mature turnaround stocks outperformed. Among individual holdings, Lockheed Martin Corp. and Western Union Co., both relative overweight positions, detracted the most over the period. Contributors were Nucor Corp. and Raymond James Financial, Inc., both relative overweights.

Sheedsa Ali, CFA

Portfolio Manager

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Exchange-Traded Fund	2.0
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	42.24%	N/A	16.04%	03/10/2017
Class R (NAV)	41.64%	N/A	15.47%	03/10/2017
Class R4 (NAV)	41.88%	17.33%	15.18%	09/11/2000
S&P 500® (A)	42.91%	18.93%	16.21%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	5,333	$1,772,263

Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	751	72,840
United Parcel Service, Inc., Class B	6,766	1,444,338

		1,517,178

Automobiles - 2.4%
Ford Motor Co. (A)	17,542	299,618
General Motors Co. (A)	9,138	497,381
Tesla, Inc. (A)	3,670	4,088,380

		4,885,379

Banks - 3.4%
Bank of America Corp.	4,737	226,334
Citigroup, Inc.	8,447	584,194
Citizens Financial Group, Inc.	3,171	150,242
Fifth Third Bancorp	6,710	292,086
First Republic Bank	1,765	381,822
JPMorgan Chase & Co.	13,847	2,352,467
KeyCorp	33,681	783,757
SVB Financial Group (A)	1,137	815,684
US Bancorp	23,864	1,440,670

		7,027,256

Beverages - 0.6%
Constellation Brands, Inc., Class A	1,331	288,574
Monster Beverage Corp. (A)	10,777	916,045

		1,204,619

Biotechnology - 1.7%
AbbVie, Inc.	8,692	996,712
Amgen, Inc.	6,626	1,371,383
Biogen, Inc. (A)	337	89,871
Moderna, Inc. (A)	1,074	370,756
Vertex Pharmaceuticals, Inc. (A)	3,879	717,343

		3,546,065

Building Products - 0.9%
A.O. Smith Corp.	9,411	687,662
Johnson Controls International PLC	10,550	774,054
Masco Corp.	1,420	93,081
Trane Technologies PLC	2,280	412,520

		1,967,317

Capital Markets - 3.6%
BlackRock, Inc.	35	33,021
Cboe Global Markets, Inc.	3,566	470,498
Goldman Sachs Group, Inc.	1,162	480,313
Moody’s Corp.	2,589	1,046,344
Morgan Stanley	6,011	617,811
Raymond James Financial, Inc.	20,720	2,042,785
S&P Global, Inc.	3,869	1,834,525
State Street Corp.	5,061	498,761
T. Rowe Price Group, Inc.	1,773	384,528

		7,408,586

Chemicals - 1.2%
Corteva, Inc.	21,226	915,902
Dow, Inc.	9,985	558,861
Eastman Chemical Co.	4,571	475,521
LyondellBasell Industries NV, Class A	2,959	274,654

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Mosaic Co.	6,531	$271,494

		2,496,432

Commercial Services & Supplies - 0.2%
Copart, Inc. (A)	1,004	155,911
Rollins, Inc.	9,340	329,048

		484,959

Communications Equipment - 0.4%
Cisco Systems, Inc.	16,699	934,643

Consumer Finance - 0.8%
American Express Co.	2,840	493,535
Capital One Financial Corp.	3,852	581,768
Discover Financial Services	5,023	569,206

		1,644,509

Containers & Packaging - 0.6%
International Paper Co.	16,042	796,806
Packaging Corp. of America	3,488	479,147

		1,275,953

Distributors - 0.2%
LKQ Corp. (A)	7,079	389,911

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	9,012	2,586,534

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	68,980	1,742,435
Verizon Communications, Inc.	22,313	1,182,366

		2,924,801

Electric Utilities - 0.7%
Exelon Corp.	3,067	163,134
NRG Energy, Inc.	3,464	138,179
PPL Corp.	38,807	1,117,641

		1,418,954

Electronic Equipment, Instruments & Components - 1.1%
CDW Corp.	3,689	688,552
Corning, Inc.	10,411	370,319
TE Connectivity Ltd.	2,767	403,982
Trimble, Inc. (A)	8,795	768,419
Zebra Technologies Corp., Class A (A)	25	13,349

		2,244,621

Energy Equipment & Services - 0.0% (B)
Halliburton Co.	1,307	32,662

Entertainment - 0.9%
Activision Blizzard, Inc.	3,370	263,500
Netflix, Inc. (A)	1,440	994,047
Walt Disney Co. (A)	3,458	584,644

		1,842,191

Equity Real Estate Investment Trusts - 2.4%
Essex Property Trust, Inc.	133	45,211
Extra Space Storage, Inc.	2,447	482,964
Healthpeak Properties, Inc.	39,697	1,409,641
Iron Mountain, Inc.	2,458	112,183
Public Storage	4,402	1,462,256
Ventas, Inc.	9,640	514,487
Weyerhaeuser Co.	28,421	1,015,198

		5,041,940

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 1.0%
Kroger Co.	1,508	$60,350
Walmart, Inc.	12,848	1,919,748

		1,980,098

Food Products - 0.9%
J.M. Smucker Co.	1,738	213,531
Kellogg Co.	3,703	226,994
Mondelez International, Inc., Class A	11,714	711,508
Tyson Foods, Inc., Class A	8,755	700,137

		1,852,170

Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	12,774	1,646,441
Align Technology, Inc. (A)	1,223	763,604
Becton Dickinson & Co.	1,345	322,249
Boston Scientific Corp. (A)	1,038	44,769
Hologic, Inc. (A)	7,976	584,721
IDEXX Laboratories, Inc. (A)	868	578,209
Medtronic PLC	6,888	825,596
Stryker Corp.	3,050	811,513
Zimmer Biomet Holdings, Inc.	138	19,751

		5,596,853

Health Care Providers & Services - 3.1%
Anthem, Inc.	2,492	1,084,344
Cigna Corp.	4,258	909,551
DaVita, Inc. (A)	2,952	304,764
HCA Healthcare, Inc.	1,473	368,928
Laboratory Corp. of America Holdings (A)	4,733	1,358,466
Quest Diagnostics, Inc.	1,674	245,710
UnitedHealth Group, Inc.	4,337	1,997,058
Universal Health Services, Inc., Class B	201	24,944

		6,293,765

Health Care Technology - 0.6%
Cerner Corp.	17,595	1,307,133

Hotels, Restaurants & Leisure - 1.3%
Caesars Entertainment, Inc. (A)	1,705	186,629
Chipotle Mexican Grill, Inc. (A)	62	110,300
Darden Restaurants, Inc.	1,722	248,209
Expedia Group, Inc. (A)	812	133,501
Marriott International, Inc., Class A (A)	102	16,322
McDonald’s Corp.	549	134,807
Penn National Gaming, Inc. (A) (C)	1,520	108,832
Starbucks Corp.	9,640	1,022,515
Yum! Brands, Inc.	5,031	628,573

		2,589,688

Household Durables - 0.4%
Lennar Corp., Class A	2,845	284,301
Mohawk Industries, Inc. (A)	1,675	296,827
Newell Brands, Inc.	10,452	239,246

		820,374

Household Products - 2.0%
Colgate-Palmolive Co.	11,845	902,470
Procter & Gamble Co.	22,628	3,235,578

		4,138,048

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	5,511	138,491

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 0.8%
3M Co.	7,871	$1,406,390
General Electric Co.	1,518	159,193

		1,565,583

Insurance - 2.2%
Aflac, Inc.	19,720	1,058,372
Allstate Corp.	4,054	501,358
Chubb Ltd.	5,534	1,081,233
Cincinnati Financial Corp.	6,074	737,627
Everest Re Group Ltd.	189	49,423
Loews Corp.	4,582	256,913
Marsh & McLennan Cos., Inc.	2,362	393,982
MetLife, Inc.	315	19,782
Travelers Cos., Inc.	639	102,802
W.R. Berkley Corp.	3,391	269,924

		4,471,416

Interactive Media & Services - 7.4%
Alphabet, Inc., Class A (A)	1,547	4,580,543
Alphabet, Inc., Class C (A)	2,111	6,259,981
Meta Platforms, Inc., Class A (A)	12,931	4,184,084
Twitter, Inc. (A)	2,284	122,285

		15,146,893

Internet & Direct Marketing Retail - 3.7%
Amazon.com, Inc. (A)	2,013	6,788,702
eBay, Inc.	7,439	570,720
Etsy, Inc. (A)	763	191,276

		7,550,698

IT Services - 3.9%
Accenture PLC, Class A	6,367	2,284,416
Cognizant Technology Solutions Corp., Class A	3,248	253,636
DXC Technology Co. (A)	2,963	96,505
Fidelity National Information Services, Inc.	1,009	111,737
Fiserv, Inc. (A)	562	55,351
Gartner, Inc. (A)	2,034	675,105
Mastercard, Inc., Class A	3,167	1,062,592
PayPal Holdings, Inc. (A)	3,595	836,161
Visa, Inc., Class A	8,687	1,839,646
Western Union Co.	40,120	730,986

		7,946,135

Leisure Products - 0.3%
Hasbro, Inc.	5,885	563,548

Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	1,541	242,692
Illumina, Inc. (A)	79	32,790
IQVIA Holdings, Inc. (A)	5,427	1,418,726
Mettler-Toledo International, Inc. (A)	338	500,537
PerkinElmer, Inc.	859	151,949
Thermo Fisher Scientific, Inc.	2,530	1,601,667
Waters Corp. (A)	758	278,603
West Pharmaceutical Services, Inc.	248	106,610

		4,333,574

Machinery - 2.4%
Caterpillar, Inc.	4,263	869,695
Cummins, Inc.	3,336	800,106
Deere & Co.	2,745	939,641

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Illinois Tool Works, Inc.	5,155	$ 1,174,670
Parker-Hannifin Corp.	2,957	877,017
Snap-on, Inc.	740	150,390
Westinghouse Air Brake Technologies Corp.	1,185	107,515

		4,919,034

Media - 1.4%
Charter Communications, Inc., Class A (A)	1,440	971,842
Comcast Corp., Class A	23,876	1,227,943
Discovery, Inc., Class C (A)	4,538	102,377
Interpublic Group of Cos., Inc.	10,830	396,053
News Corp., Class B	1,300	29,328
Omnicom Group, Inc.	1,132	77,066

		2,804,609

Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	8,422	317,678
Nucor Corp.	5,851	653,264

		970,942

Multi-Utilities - 1.1%
Dominion Energy, Inc.	24,208	1,838,113
WEC Energy Group, Inc.	4,809	433,099

		2,271,212

Multiline Retail - 0.4%
Target Corp.	3,062	794,956

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	5,612	642,518
ConocoPhillips	2,598	193,525
Diamondback Energy, Inc.	436	46,735
EOG Resources, Inc.	7,074	654,062
Exxon Mobil Corp.	12,565	810,066
Marathon Oil Corp.	6,203	101,233
Marathon Petroleum Corp.	10,530	694,243
Occidental Petroleum Corp.	24,257	813,337
ONEOK, Inc.	9,096	578,688
Phillips 66	3,657	273,470
Pioneer Natural Resources Co.	2,687	502,415

		5,310,292

Pharmaceuticals - 2.9%
Bristol-Myers Squibb Co.	13,224	772,281
Eli Lilly & Co.	2,851	726,321
Johnson & Johnson	21,559	3,511,530
Merck & Co., Inc.	2,482	218,540
Pfizer, Inc.	18,086	791,082

		6,019,754

Professional Services - 0.7%
IHS Markit Ltd.	6,073	793,863
Nielsen Holdings PLC	6,035	122,209
Robert Half International, Inc.	5,178	585,476

		1,501,548

Road & Rail - 0.8%
CSX Corp.	1,348	48,757
Union Pacific Corp.	6,302	1,521,303

		1,570,060

Semiconductors & Semiconductor Equipment - 6.1%
Advanced Micro Devices, Inc. (A)	6,022	724,025
Applied Materials, Inc.	8,077	1,103,722

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	5,311	$ 2,823,699
Intel Corp.	16,016	784,784
KLA Corp.	1,609	599,771
Lam Research Corp.	451	254,170
Microchip Technology, Inc.	5,902	437,279
NVIDIA Corp.	12,532	3,204,057
NXP Semiconductors NV	1,934	388,463
Qorvo, Inc. (A)	1,540	259,074
QUALCOMM, Inc.	4,113	547,194
Texas Instruments, Inc.	7,710	1,445,471

		12,571,709

Software - 9.7%
Adobe, Inc. (A)	3,192	2,075,949
Fortinet, Inc. (A)	194	65,250
Intuit, Inc.	3,003	1,879,848
Microsoft Corp.	43,709	14,494,779
salesforce.com, Inc. (A)	1,697	508,574
ServiceNow, Inc. (A)	1,186	827,543

		19,851,943

Specialty Retail - 2.8%
Advance Auto Parts, Inc.	1,488	335,574
AutoZone, Inc. (A)	404	721,075
Bath & Body Works, Inc.	4,414	304,963
Best Buy Co., Inc.	1,030	125,907
Gap, Inc.	1,836	41,659
Home Depot, Inc.	2,979	1,107,413
Lowe’s Cos., Inc.	5,842	1,365,976
O’Reilly Automotive, Inc. (A)	455	283,156
Ross Stores, Inc.	1,764	199,685
TJX Cos., Inc.	12,628	827,008
Ulta Beauty, Inc. (A)	1,349	495,569

		5,807,985

Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	85,206	12,763,859
HP, Inc.	14,288	433,355
NetApp, Inc.	1,110	99,123

		13,296,337

Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	13,600	231,744
NIKE, Inc., Class B	1,575	263,482
Ralph Lauren Corp.	1,166	148,280
Tapestry, Inc.	7,203	280,773
Under Armour, Inc., Class A (A)	7,546	165,710
Under Armour, Inc., Class C (A)	7,434	140,354

		1,230,343

Tobacco - 0.9%
Altria Group, Inc.	19,705	869,188
Philip Morris International, Inc.	11,499	1,087,115

		1,956,303

Trading Companies & Distributors - 0.4%
United Rentals, Inc. (A)	1,565	593,307
WW Grainger, Inc.	601	278,329

		871,636

Total Common Stocks (Cost $141,119,753)		200,689,903

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUND - 2.0%
U.S. Equity Fund - 2.0%
SPDR S&P 500 ETF Trust	8,941	$ 4,106,154

Total Exchange-Traded Fund (Cost $3,956,929)		4,106,154

Total Investments (Cost $145,076,682)		204,796,057
Net Other Assets (Liabilities) - 0.3%		589,885

Net Assets - 100.0%		$ 205,385,942

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$200,689,903	$—	$—	$200,689,903
Exchange-Traded Fund	4,106,154	—	—	4,106,154

Total Investments	$204,796,057	$—	$—	$204,796,057

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the security is on loan. The value of the security on loan is $16,325, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,701. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Large cap growth stocks advanced strongly over the fiscal year ended October 31, 2021, with energy and financials the best performing sectors in the Russell 1000® Growth index. All sectors posted double digit returns, however, materials was the relative laggard. Against this backdrop, our investment team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

Wellington Management Company LLP

U.S. equities, as measured by the S&P 500® Index, posted positive results over fiscal year ended October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 cases across the U.S. and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine development news, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The second quarter of 2021 saw U.S. equities rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. In the final month of the fiscal year, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by better COVID-19 trends, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Large Growth (Class R4) returned 39.52%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 43.21%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

The Fund’s sleeve managed by Morgan Stanley Investment Management, Inc. underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2021. The underperformance over this period was primarily due to our mixed stock selection decisions.

Communication services was by far the greatest detractor in the Fund, due to unfavorable stock selection. The Fund was adversely impacted by an average underweight position in internet media platforms Meta Platforms, Inc. and Alphabet, Inc., as well as its holding in Pinterest, Inc., an internet media platform focused on digital imagery. The positions in Meta Platforms, Inc. and Alphabet, Inc. were eliminated during the first half of 2021 in order to fund other investments that we believe offer a superior risk/reward profile. Pinterest, Inc. shares detracted as overall solid financial performance was overshadowed by softer than expected user growth and engagement, which was attributed in part to easing of pandemic restrictions.

To a lesser extent, our stock selection in consumer discretionary and real estate also impeded relative performance, as did an average underweight position in financials.

Conversely, Information technology was the top contributing sector in the Fund over this period, due to strong stock selection and an average sector underweight position. Cloudflare, Inc. a global cloud platform that provides security, performance, and reliability services to the applications of its customers, was the greatest contributor in the sector and across the Fund. The company has been benefiting from digital transformation initiatives among enterprises, a broadening portfolio of products, and overall greater market awareness of its products. Square, Inc., which provides payment, point of sale, capital, and business management solutions to facilitate commerce between businesses and consumers, was the second greatest contributor across the Fund. Its shares continued to advance on solid results, characterized by strong momentum in its Cash App mobile payment services platform, improving payment volume growth in its seller ecosystem, and investor enthusiasm for its announced acquisition of buy-now-pay-later platform Afterpay. Shopify, Inc., which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also helped relative performance during the past fiscal year. Shopify, Inc. outperformed due to solid fundamentals characterized by strong gross merchandise value growth on its platform and higher take rates in its merchant services business. Its shares were also buoyed by general investor optimism around several of the company’s newer initiatives, including a new advertising product and the expansion of its payment services to additional merchants outside its platform.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Lastly, stock selection and sector allocations to energy, health care, and industrials also contributed, as did an average underweight in consumer staples and materials, while utilities had an overall negligible impact on the Fund’s relative performance.

The Fund’s sleeve has a small derivatives investment, OTC puts on the Chinese Yuan. These puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

During the fiscal year, Morgan Stanley Investment Management Inc. utilized derivatives. These positions detracted from performance.

Wellington Management Company LLP

Wellington Management Company LLP implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund’s sleeve sub-advised by Wellington Management Company LLP underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2021.

During the fiscal year, weak stock selection within information technology and health care were the primary drivers of relative underperformance. This was partially offset by stronger selection in communication services, financials, and industrials. Sector allocation, a result of the bottom-up stock selection process, modestly detracted from relative performance. Overweight allocations to materials and industrials detracted from relative performance the most. This was partially offset by an overweight allocation to communication services and an underweight allocation to real estate, which contributed to relative performance.

The Fund’s largest relative detractors during the period included underweight positions in Tesla, Inc., an electric vehicle manufacturer, and NVIDIA, Corp. a graphics-chip maker, and an out of benchmark position in Global Payments, Inc., a business payments company.

The largest relative contributors during the period included overweight positions in EPAM Systems, Inc., a digital product design company, and American Express, Co., a global payments company, as well as an out of benchmark position in PVH, Corp., an apparel company. PVH Corp. was eliminated from the Fund during the period.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Other Investment Company	1.2
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class I3 (NAV)	39.76%	N/A	29.50%		03/10/2017
Class R (NAV)	39.11%	N/A	28.86%		03/10/2017
Class R4 (NAV)	39.52%	29.33%	20.62%		09/11/2000
Russell 1000® Growth Index (A)	43.21%	25.49%	19.42%
Class R6 (NAV)	N/A	N/A	14.73	%(B)	05/28/2021

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 0.4%
Raytheon Technologies Corp.	60,384	$5,365,722

Air Freight & Logistics - 0.4%
FedEx Corp.	20,042	4,720,492

Automobiles - 1.1%
Tesla, Inc. (A)	12,185	13,574,090

Beverages - 0.9%
Constellation Brands, Inc., Class A	23,584	5,113,247
Monster Beverage Corp. (A)	63,783	5,421,555

		10,534,802

Biotechnology - 2.0%
Alnylam Pharmaceuticals, Inc. (A)	13,687	2,183,898
Exact Sciences Corp. (A) (B)	21,524	2,049,515
Moderna, Inc. (A)	18,300	6,317,343
Regeneron Pharmaceuticals, Inc. (A)	8,849	5,662,829
Seagen, Inc. (A)	21,560	3,801,675
Vertex Pharmaceuticals, Inc. (A)	22,803	4,216,959

		24,232,219

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	53,199	5,394,379

Capital Markets - 0.8%
Coinbase Global, Inc., Class A (A)	21,002	6,708,459
S&P Global, Inc.	8,042	3,813,195

		10,521,654

Chemicals - 0.4%
PPG Industries, Inc.	30,958	4,970,926

Commercial Services & Supplies - 0.3%
Copart, Inc. (A)	23,317	3,620,897

Consumer Finance - 0.8%
American Express Co.	56,724	9,857,497

Electronic Equipment, Instruments & Components - 0.3%
Cognex Corp.	47,030	4,119,358

Entertainment - 5.5%
Netflix, Inc. (A)	21,971	15,166,801
ROBLOX Corp., Class A (A) (B)	280,103	23,534,254
Sea Ltd., ADR (A)	33,324	11,449,127
Spotify Technology SA (A)	41,809	12,099,525
Walt Disney Co. (A)	33,046	5,587,087

		67,836,794

Equity Real Estate Investment Trusts - 0.5%
American Tower Corp.	20,274	5,716,660

Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (A)	8,809	5,500,075
DexCom, Inc. (A)	11,072	6,900,181
Edwards Lifesciences Corp. (A)	45,897	5,499,379
Intuitive Surgical, Inc. (A)	28,161	10,169,782
Teleflex, Inc.	11,912	4,251,869

		32,321,286

Health Care Providers & Services - 1.4%
Guardant Health, Inc. (A)	47,975	5,603,000
UnitedHealth Group, Inc.	24,585	11,320,655

		16,923,655

Health Care Technology - 1.3%
Veeva Systems, Inc., Class A (A)	51,052	16,183,995

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 3.0%
Airbnb, Inc., Class A (A)	94,691	$ 16,159,966
Booking Holdings, Inc. (A)	3,485	8,436,418
Chipotle Mexican Grill, Inc. (A)	4,436	7,891,777
Penn National Gaming, Inc. (A) (B)	66,708	4,776,293

		37,264,454

Household Products - 0.5%
Procter & Gamble Co.	39,262	5,614,073

Interactive Media & Services - 9.3%
Alphabet, Inc., Class A (A)	10,401	30,796,529
Meta Platforms, Inc., Class A (A)	75,305	24,366,439
Pinterest, Inc., Class A (A)	219,543	9,800,399
Snap, Inc., Class A (A)	470,520	24,739,942
Twitter, Inc. (A)	467,918	25,052,330

		114,755,639

Internet & Direct Marketing Retail - 6.0%
Amazon.com, Inc. (A)	11,680	39,389,983
DoorDash, Inc., Class A (A)	108,298	21,096,450
Wayfair, Inc., Class A (A) (B)	55,504	13,826,046

		74,312,479

IT Services - 20.9%
Adyen NV (A) (B) (C)	3,629	10,951,370
Cloudflare, Inc., Class A (A)	260,852	50,793,101
EPAM Systems, Inc. (A)	11,839	7,970,488
Fastly, Inc., Class A (A) (B)	56,390	2,853,898
FleetCor Technologies, Inc. (A)	25,470	6,301,533
Global Payments, Inc.	30,359	4,341,033
GoDaddy, Inc., Class A (A)	60,566	4,189,350
Mastercard, Inc., Class A	35,953	12,062,950
MongoDB, Inc. (A)	17,264	8,999,551
Okta, Inc. (A)	25,430	6,285,787
PayPal Holdings, Inc. (A)	39,815	9,260,571
Shopify, Inc., Class A (A)	26,420	38,751,007
Snowflake, Inc., Class A (A)	114,658	40,570,587
Square, Inc., Class A (A)	148,128	37,698,576
Twilio, Inc., Class A (A)	57,588	16,778,840

		257,808,642

Life Sciences Tools & Services - 1.5%
10X Genomics, Inc., Class A (A)	56,064	9,041,441
Thermo Fisher Scientific, Inc.	14,198	8,988,328

		18,029,769

Machinery - 0.9%
Deere & Co.	17,558	6,010,279
Nordson Corp.	20,296	5,159,446

		11,169,725

Metals & Mining - 0.1%
Royal Gold, Inc.	14,393	1,425,195

Pharmaceuticals - 2.1%
Eli Lilly & Co.	43,519	11,086,900
Royalty Pharma PLC, Class A	384,611	15,203,673

		26,290,573

Professional Services - 0.8%
Equifax, Inc.	20,031	5,557,200
Leidos Holdings, Inc.	46,147	4,613,777

		10,170,977

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development - 1.2%
Zillow Group, Inc., Class C (A) (B)	148,263	$ 15,364,495

Semiconductors & Semiconductor Equipment - 5.7%
Advanced Micro Devices, Inc. (A)	69,311	8,333,262
Entegris, Inc.	41,878	5,895,585
KLA Corp.	18,221	6,792,060
Marvell Technology, Inc.	79,903	5,473,356
Micron Technology, Inc.	45,530	3,146,123
NVIDIA Corp.	99,124	25,343,033
Skyworks Solutions, Inc.	24,617	4,114,239
Teradyne, Inc.	31,797	4,395,617
Texas Instruments, Inc.	39,005	7,312,657

		70,805,932

Software - 19.3%
Adobe, Inc. (A)	24,494	15,929,918
Bill.com Holdings, Inc. (A)	56,204	16,541,399
Coupa Software, Inc. (A)	41,349	9,415,167
Crowdstrike Holdings, Inc., Class A (A)	23,658	6,666,824
Datadog, Inc., Class A (A)	115,959	19,370,951
DocuSign, Inc. (A)	49,549	13,788,991
Five9, Inc. (A)	16,938	2,676,373
Microsoft Corp.	173,904	57,670,045
Paycom Software, Inc. (A)	10,690	5,856,517
RingCentral, Inc., Class A (A)	16,386	3,994,579
salesforce.com, Inc. (A)	44,231	13,255,588
ServiceNow, Inc. (A)	12,673	8,842,712
Trade Desk, Inc., Class A (A)	206,175	15,444,569
Unity Software, Inc. (A)	128,505	19,444,092
Workday, Inc., Class A (A)	29,808	8,643,724
Zoom Video Communications, Inc., Class A (A)	79,010	21,700,097

		239,241,546

Specialty Retail - 2.0%
Carvana Co. (A)	49,399	14,976,789
TJX Cos., Inc.	149,601	9,797,369

		24,774,158

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	342,249	$ 51,268,900
NetApp, Inc.	66,118	5,904,338

		57,173,238

Textiles, Apparel & Luxury Goods - 2.0%
Lululemon Athletica, Inc. (A)	18,486	8,614,661
NIKE, Inc., Class B	62,407	10,440,067
VF Corp.	71,152	5,185,558

		24,240,286

Total Common Stocks (Cost $687,235,470)		1,224,335,607

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	14,382,870	14,382,870

Total Other Investment Company (Cost $14,382,870)		14,382,870

Total Investments Excluding Options Purchased (Cost $701,618,339)		1,238,718,477
Total Options Purchased - 0.0% (E) (Cost $2,838,076)		495,589

Total Investments (Cost $704,456,416)		1,239,214,066
Net Other Assets (Liabilities) - (0.2)%		(2,809,966)

Net Assets - 100.0%		$1,236,404,100

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.31	08/05/2022	USD	61,905,670	$420,463	$134,335
Put - USD vs. CNH	JPM	USD	7.28	07/22/2022	USD	133,492,769	621,921	268,187
Put - USD vs. CNH	JPM	USD	7.38	07/27/2022	USD	38,737,740	205,504	67,016
Put - USD vs. CNH	GSI	USD	7.57	03/30/2022	USD	105,441,421	523,734	24,357
Put - USD vs. CNH	BNP	USD	7.45	01/06/2022	USD	106,849,265	570,359	1,603
Put - USD vs. CNH	BNP	USD	7.64	11/11/2021	USD	91,350,980	496,095	91

Total							$2,838,076	$495,589

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,213,384,237	$10,951,370	$—	$1,224,335,607
Other Investment Company	14,382,870	—	—	14,382,870
Over-the-Counter Foreign Exchange Options Purchased	—	495,589	—	495,589

Total Investments	$1,227,767,107	$11,446,959	$—	$1,239,214,066

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $42,594,318, collateralized by cash collateral of $14,382,870 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $29,331,834. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the value of the 144A security is $10,951,370, representing 0.9% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2021.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

At the start of the fiscal year ended October 31, 2021, equities saw some de-risking ahead of the November 2020 U.S. presidential election with the binary outcome consideration complicated by the results of the U.S. House and U.S. Senate races as well to determine whether there would be a single party controlling a majority of both houses in Washington.

Political turmoil and vaccine rollouts contributed to the market volatility to begin 2021. Earnings season was relatively positive, particularly with the promise of mass vaccinations within sight and businesses optimistic that the world could return to a sense of normalcy. The hopes of economic recovery in the U.S. spurred equity markets forward to further outperformance in the second quarter of 2021, with the S&P 500® Index making new highs numerous times. Despite the Centers for Disease Control and Prevention recommendation to pause the administration of the Johnson & Johnson vaccine, markets remained strong through the quarter. Overall macro data in April trended positive, continuing to lend support to the reopening trade. While equities gained overall in the third quarter of 2021, September saw some pullback as the healthy risk appetites exhibited earlier paused. Some market volatility surrounding the Federal Reserve’s (“Fed”) plan to implement rate hikes over the next couple of years also contributed to the month’s underperformance.

The future pace of rate normalization will continue to drive investor attention as the Fed keeps its eye on the pace of economic growth. COVID-19 variants and potential shutdowns as we enter the winter months could derail the pace of growth in the U.S. Progress on booster shots has continued and could help to quell the concern around a winter surge of cases, but uncertainty remains.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Large Value Opportunities (Class R4) returned 43.42%. By comparison, it’s benchmark, the MSCI USA Value Index Gross, returned 42.72%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

The Fund outperformed its benchmark over the 12-month period ended October 31, 2021. Utilities and health care were top performing sectors, while industrials and financials detracted the most. From a growth categorization perspective, mature turnaround holdings contributed the most, while mature cyclicals were the largest detractors. Individually, overweights in Pioneer Natural Resources Co. and Discovery, Inc. were among the best performers; generally, the top contributors were overweight positions. Underweight allocations in Wells Fargo & Co. and Bank of America Corp. weighed as financials outperformed.

Sheedsa Ali

Portfolio Manager

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Exchange-Traded Fund	2.0
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	43.70%	N/A	10.43%	05/05/2017
Class R (NAV)	42.93%	N/A	9.87%	05/05/2017
Class R4 (NAV)	43.42%	11.68%	11.78%	09/11/2000
MSCI USA Value Index Gross (A)	42.72%	12.38%	12.75%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Transamerica Funds	Annual Report 2021

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	8,968	$2,980,246

Air Freight & Logistics - 1.7%
United Parcel Service, Inc., Class B	31,699	6,766,785

Automobiles - 0.1%
General Motors Co. (A)	4,690	255,277

Banks - 8.7%
Bank of America Corp.	66,264	3,166,094
Citigroup, Inc.	73,675	5,095,363
Citizens Financial Group, Inc.	13,442	636,882
Commerce Bancshares, Inc.	51,164	3,607,574
JPMorgan Chase & Co.	38,798	6,591,392
KeyCorp	181,660	4,227,228
PacWest Bancorp	20,961	995,019
SVB Financial Group (A)	5,996	4,301,530
US Bancorp	90,474	5,461,915
Wells Fargo & Co.	2,878	147,239

		34,230,236

Beverages - 1.0%
Coca-Cola Co.	9,732	548,593
Monster Beverage Corp. (A)	33,081	2,811,885
PepsiCo, Inc.	2,644	427,270

		3,787,748

Biotechnology - 1.7%
AbbVie, Inc.	2,622	300,664
Amgen, Inc.	28,501	5,898,852
Vertex Pharmaceuticals, Inc. (A)	2,803	518,359

		6,717,875

Building Products - 0.8%
A.O. Smith Corp.	12,467	910,964
Johnson Controls International PLC	20,497	1,503,865
Owens Corning	6,606	617,066

		3,031,895

Capital Markets - 3.8%
Affiliated Managers Group, Inc.	6,375	1,070,235
Blackstone, Inc.	41,028	5,679,096
Interactive Brokers Group, Inc., Class A	17,069	1,209,339
Moody’s Corp.	4,152	1,678,031
S&P Global, Inc.	8,212	3,893,802
T. Rowe Price Group, Inc.	6,462	1,401,478

		14,931,981

Chemicals - 1.7%
Corteva, Inc.	24,450	1,055,017
LyondellBasell Industries NV, Class A	36,213	3,361,291
Mosaic Co.	19,547	812,569
NewMarket Corp.	4,881	1,659,589

		6,888,466

Communications Equipment - 1.1%
Cisco Systems, Inc.	75,134	4,205,250

Consumer Finance - 1.2%
Ally Financial, Inc.	45,133	2,154,649
Capital One Financial Corp.	3,655	552,015
Discover Financial Services	17,528	1,986,273

		4,692,937

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 1.8%
International Paper Co.	71,447	$ 3,548,772
Packaging Corp. of America	27,175	3,733,030

		7,281,802

Diversified Financial Services - 2.8%
Berkshire Hathaway, Inc., Class B (A)	38,505	11,051,320

Diversified Telecommunication Services - 3.5%
AT&T, Inc.	282,019	7,123,800
Verizon Communications, Inc.	126,929	6,725,968

		13,849,768

Electric Utilities - 1.1%
Avangrid, Inc.	1,563	82,370
NRG Energy, Inc.	21,802	869,682
PPL Corp.	115,328	3,321,446

		4,273,498

Electronic Equipment, Instruments & Components - 0.4%
CDW Corp.	1,072	200,089
Corning, Inc.	33,142	1,178,861
Trimble, Inc. (A)	1,092	95,408

		1,474,358

Equity Real Estate Investment Trusts - 3.9%
Healthpeak Properties, Inc.	111,345	3,953,861
Kilroy Realty Corp.	7,511	506,091
Omega Healthcare Investors, Inc.	19,200	563,712
Public Storage	14,919	4,955,793
Spirit Realty Capital, Inc.	26,112	1,277,660
Weyerhaeuser Co.	114,972	4,106,800

		15,363,917

Food & Staples Retailing - 2.0%
Walmart, Inc.	52,550	7,852,021

Food Products - 1.2%
J.M. Smucker Co.	14,073	1,729,009
Kellogg Co.	1,693	103,781
Mondelez International, Inc., Class A	19,409	1,178,903
Tyson Foods, Inc., Class A	19,584	1,566,132

		4,577,825

Gas Utilities - 0.4%
UGI Corp.	38,740	1,681,703

Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	51,776	6,673,409
Hologic, Inc. (A)	9,822	720,051
Integra LifeSciences Holdings Corp. (A)	19,788	1,315,110

		8,708,570

Health Care Providers & Services - 7.1%
Acadia Healthcare Co., Inc. (A)	19,562	1,212,844
Anthem, Inc.	13,433	5,845,101
Chemed Corp.	7,297	3,518,978
Cigna Corp.	21,005	4,486,878
DaVita, Inc. (A)	836	86,309
HCA Healthcare, Inc.	1,949	488,147
Laboratory Corp. of America Holdings (A)	14,508	4,164,086
UnitedHealth Group, Inc.	17,310	7,970,736

		27,773,079

Health Care Technology - 0.6%
Cerner Corp.	33,091	2,458,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 0.2%
Domino’s Pizza, Inc.	1,335	$ 652,775

Household Durables - 0.5%
Lennar Corp., Class A	19,444	1,943,039
PulteGroup, Inc.	3,615	173,809

		2,116,848

Household Products - 3.9%
Colgate-Palmolive Co.	64,334	4,901,607
Procter & Gamble Co.	73,214	10,468,870

		15,370,477

Industrial Conglomerates - 1.3%
3M Co.	29,235	5,223,710

Insurance - 4.3%
Aflac, Inc.	79,153	4,248,141
Allstate Corp.	10,952	1,354,434
Athene Holding Ltd., Class A (A)	6,669	580,270
Chubb Ltd.	18,414	3,597,727
Cincinnati Financial Corp.	13,083	1,588,800
Fidelity National Financial, Inc.	25,815	1,236,797
MetLife, Inc.	15,234	956,695
Old Republic International Corp.	94,475	2,440,289
W.R. Berkley Corp.	12,654	1,007,258

		17,010,411

Interactive Media & Services - 1.0%
Alphabet, Inc., Class A (A)	671	1,986,777
Alphabet, Inc., Class C (A)	631	1,871,174

		3,857,951

IT Services - 2.5%
Accenture PLC, Class A	13,066	4,687,950
Gartner, Inc. (A)	8,126	2,697,101
Western Union Co.	128,223	2,336,223

		9,721,274

Leisure Products - 0.6%
Hasbro, Inc.	24,668	2,362,208

Life Sciences Tools & Services - 2.1%
Bruker Corp.	4,587	368,336
IQVIA Holdings, Inc. (A)	12,021	3,142,530
Mettler-Toledo International, Inc. (A)	470	696,014
Thermo Fisher Scientific, Inc.	6,217	3,935,796

		8,142,676

Machinery - 3.3%
AGCO Corp.	24,567	3,002,333
Caterpillar, Inc.	6,515	1,329,125
Cummins, Inc.	17,298	4,148,752
Deere & Co.	9,521	3,259,134
Parker-Hannifin Corp.	4,835	1,434,013

		13,173,357

Media - 1.4%
Comcast Corp., Class A	42,485	2,185,003
Interpublic Group of Cos., Inc.	33,147	1,212,186
Nexstar Media Group, Inc., Class A	2,099	314,703
Omnicom Group, Inc.	7,362	501,205
Sirius XM Holdings, Inc.	213,457	1,299,953

		5,513,050

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 2.1%
Nucor Corp.	35,674	$ 3,983,002
Reliance Steel & Aluminum Co.	24,107	3,523,479
Steel Dynamics, Inc.	11,649	769,766

		8,276,247

Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp.	109,293	1,739,945

Multi-Utilities - 1.3%
Dominion Energy, Inc.	63,097	4,790,955
WEC Energy Group, Inc.	4,621	416,167

		5,207,122

Multiline Retail - 0.6%
Target Corp.	8,658	2,247,790

Oil, Gas & Consumable Fuels - 3.3%
Chevron Corp.	27,815	3,184,539
Continental Resources, Inc.	11,347	553,847
EOG Resources, Inc.	31,134	2,878,650
Exxon Mobil Corp.	21,458	1,383,397
Marathon Oil Corp.	20,820	339,782
Occidental Petroleum Corp.	25,373	850,757
ONEOK, Inc.	21,477	1,366,367
Targa Resources Corp.	43,780	2,393,453

		12,950,792

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	27,079	1,581,414
Johnson & Johnson	73,416	11,957,998
Merck & Co., Inc.	7,753	682,652
Pfizer, Inc.	18,287	799,873
Royalty Pharma PLC, Class A	15,934	629,871

		15,651,808

Road & Rail - 0.1%
AMERCO	708	521,789

Semiconductors & Semiconductor Equipment - 4.1%
Broadcom, Inc.	15,049	8,001,102
Intel Corp.	21,142	1,035,958
Microchip Technology, Inc.	333	24,672
Texas Instruments, Inc.	36,672	6,875,266

		15,936,998

Software - 0.8%
Dropbox, Inc., Class A (A)	2,694	82,140
Intuit, Inc.	4,325	2,707,407
McAfee Corp., Class A	13,065	279,199

		3,068,746

Specialty Retail - 3.1%
AutoNation, Inc. (A)	7,782	942,556
AutoZone, Inc. (A)	688	1,227,970
Home Depot, Inc.	10,065	3,741,563
Lowe’s Cos., Inc.	11,578	2,707,168
TJX Cos., Inc.	48,750	3,192,637
Ulta Beauty, Inc. (A)	1,385	508,794

		12,320,688

Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	23,946	3,587,111
Dell Technologies, Inc., Class C (A)	16,093	1,770,069
HP, Inc.	151,912	4,607,491

		9,964,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	32,235	$ 549,285
Lululemon Athletica, Inc. (A)	1,931	899,865

		1,449,150

Tobacco - 2.8%
Altria Group, Inc.	112,438	4,959,640
Philip Morris International, Inc.	64,342	6,082,893

		11,042,533

Trading Companies & Distributors - 1.5%
United Rentals, Inc. (A)	6,037	2,288,687
WW Grainger, Inc.	7,564	3,502,964

		5,791,651

Total Common Stocks (Cost $335,606,585)		384,149,554

	Shares	Value
EXCHANGE-TRADED FUND - 2.0%
U.S. Equity Fund - 2.0%
iShares Russell 1000 Value ETF	47,853	$ 7,873,733

Total Exchange-Traded Fund (Cost $7,574,318)		7,873,733

Total Investments (Cost $343,180,903)		392,023,287
Net Other Assets (Liabilities) - 0.3%		1,263,549

Net Assets - 100.0%		$393,286,836

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$384,149,554	$—	$—	$384,149,554
Exchange-Traded Fund	7,873,733	—	—	7,873,733

Total Investments	$392,023,287	$—	$—	$392,023,287

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the fiscal year ended October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 cases across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine development news. In December 2020, the government unveiled a long-awaited stimulus package, worth approximately U.S. $900 billion. Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market.

In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda.

In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.

In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth stocks outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value stocks.

In the final month of the fiscal year, U.S. equities rallied as inflation anxiety was outweighed by better COVID-19 trends, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Mid Cap Growth (Class R4) returned 33.59%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 39.43%.

STRATEGY REVIEW

The Fund underperformed its benchmark, the Russell Midcap® Growth Index, during the fiscal year ended October 31, 2021. Relative underperformance was driven by a combination of stock selection and relative sector positioning, a function of bottom-up stock selection. By sector, stock selection in information technology and health care detracted most from relative performance, while security selection in consumer discretionary and communication services aided relative performance.

Notable detractors included positions in Shift4 Payments, Inc., a payment processor focused on the hospitality vertical; Incyte, a biopharmaceutical company with leading blood-cancer drug Jakafi; and MarketAxess Holdings, Inc., an electronic trading platform for fixed income securities.

Contributors to performance included KLA Corp., a supplier of process control and yield management solutions for the semiconductor industry; Etsy, Inc., a peer-to-peer e-commerce website that sells crafts and vintage items; and ZoomInfo Technologies, Inc., a software-as-a-service company that provides a contributory database enabling salespeople to be more effective.

In terms of positioning, the Fund was most overweight to the communication services, financials, and consumer discretionary sectors, while the Fund was most underweight the information technology sector (IT is traditionally an overweight exposure, but extended valuations in software, most notably, have kept us cautious). Additionally, the Fund has no exposure to materials, real estate, energy, or utilities during the fiscal year. Over the fiscal year, we added several new holdings where we feel the long-term earnings power of these businesses is being underappreciated in the current environment. By contrast, we also eliminated several holdings which left our addressable market cap universe or exceeded our fair value estimates.

We seek to own the stocks of companies with strong secular growth characteristics and high and sustainable return on invested capital, which are inexpensive on long-term earnings power. We acknowledge the past fiscal year has been a challenging environment for this approach given narrow leadership in some of the more expensive, larger cap names in the benchmark. Additionally, earlier in the fiscal year, more cyclically oriented growth names were favored over long-term secular growers given the excitement around the re-opening of the economy. Stepping back, we remain very bullish on the U.S. consumer, where we believe the high savings accumulated during the economic shutdown are likely to be deployed into services with pent up demand. It’s often times like these when the market gets

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Growth

(unaudited)

STRATEGY REVIEW (continued)

exuberant around stellar cyclical growth that we have opportunities to initiate and add to exposures that benefit from secular growth tailwinds at reasonable valuations relative to long-term earnings potential.

Timothy N. Manning

Portfolio Manager

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	25.92%	N/A	13.98%		03/10/2017
Class A (NAV)	33.21%	N/A	15.38%		03/10/2017
Class C (POP)	31.24%	N/A	14.54%		03/10/2017
Class C (NAV)	32.24%	N/A	14.54%		03/10/2017
Class I (NAV)	33.62%	N/A	15.71%		03/10/2017
Class I2 (NAV)	33.79%	N/A	15.76%		03/10/2017
Class I3 (NAV)	33.64%	N/A	15.63%		03/10/2017
Class R (NAV)	33.13%	N/A	15.06%		03/10/2017
Class R4 (NAV)	33.59%	17.49%	13.27%		11/07/2001
Russell Midcap® Growth Index (A)	39.43%	21.90%	16.86%
Class R6 (NAV)	N/A	N/A	12.11	%(B)	05/28/2021

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 5.6%
BWX Technologies, Inc.	215,373	$12,220,264
Hexcel Corp. (A)	162,837	9,239,371

		21,459,635

Biotechnology - 4.6%
Seagen, Inc. (A)	100,077	17,646,577

Building Products - 4.2%
Fortune Brands Home & Security, Inc.	159,494	16,172,692

Capital Markets - 6.9%
Hamilton Lane, Inc., Class A	157,029	16,411,101
MarketAxess Holdings, Inc.	24,914	10,181,604

		26,592,705

Diversified Consumer Services - 1.9%
Chegg, Inc. (A)	126,538	7,521,419

Electronic Equipment, Instruments & Components - 3.4%
CDW Corp.	70,331	13,127,281

Food Products - 2.4%
Freshpet, Inc. (A)	59,353	9,253,726

Health Care Equipment & Supplies - 1.9%
ABIOMED, Inc. (A)	22,112	7,342,069

Health Care Technology - 4.5%
Omnicell, Inc. (A)	96,366	17,167,603

Hotels, Restaurants & Leisure - 5.7%
Hilton Worldwide Holdings, Inc. (A)	91,214	13,130,255
Wingstop, Inc.	50,762	8,754,922

		21,885,177

Interactive Media & Services - 7.7%
Match Group, Inc. (A)	93,471	14,093,557
ZoomInfo Technologies, Inc., Class A (A)	229,903	15,454,080

		29,547,637

Internet & Direct Marketing Retail - 4.2%
Etsy, Inc. (A)	64,471	16,162,235

IT Services - 7.3%
Gartner, Inc. (A)	39,257	13,029,791
Repay Holdings Corp. (A)	295,893	6,216,712
Shift4 Payments, Inc., Class A (A)	142,853	9,018,310

		28,264,813

Life Sciences Tools & Services - 5.1%
ICON PLC (A)	68,600	19,672,422

Professional Services - 5.2%
TransUnion	173,799	20,037,287

Semiconductors & Semiconductor Equipment - 6.2%
KLA Corp.	34,958	13,030,944
Skyworks Solutions, Inc.	65,319	10,916,765

		23,947,709

Software - 16.3%
Avalara, Inc. (A)	85,200	15,305,328
Ceridian HCM Holding, Inc. (A)	97,513	12,213,503
Digital Turbine, Inc. (A) (B)	133,876	11,521,368
Guidewire Software, Inc. (A)	74,408	9,355,318
Varonis Systems, Inc. (A)	225,443	14,595,180

		62,990,697

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.9%
Burlington Stores, Inc. (A)	26,968	$ 7,450,989

Textiles, Apparel & Luxury Goods - 3.0%
Lululemon Athletica, Inc. (A)	25,026	11,662,366

Total Common Stocks (Cost $310,402,514)		377,905,039

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $7,144,966 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $7,287,940.	$7,144,966	7,144,966

Total Repurchase Agreement (Cost $7,144,966)		7,144,966

Total Investments (Cost $317,547,480)		385,050,005
Net Other Assets (Liabilities) - 0.1%		537,422

Net Assets - 100.0%		$385,587,427

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$377,905,039	$—	$—	$377,905,039
Repurchase Agreement	—	7,144,966	—	7,144,966

Total Investments	$377,905,039	$7,144,966	$—	$385,050,005

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $4,967,727 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,079,712. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

We believe that in aggregate, the fiscal year ended October 31, 2021, can be characterized as a strong, high beta and cyclically-oriented market, with the Russell Midcap® Value Index returning 48.60% and generally rewarding lower quality stocks as the market continued its risk-on appetite. While this was the aggregate backdrop, one could parse the environment into multiple sub-periods. The first was the last two months of 2020 when we witnessed a legitimate tailwind for value following news of the Pfizer COVID-19 vaccine. The second sub-period was an incredibly speculative backdrop during the first 10 weeks of 2021 as markets favored excessively distressed, lower quality companies, as witnessed by the material short squeeze from retail investors. The last sub-period was from mid-March forward where it was somewhat of a neutral environment from a factor and market theme perspective, with the exception of the month of October 2021 which felt similar to the speculative backdrop witnessed in the first 10 weeks. The markets, therefore, have shown fairly dramatic, polarizing rotation and have been quite volatile.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Mid Cap Value Opportunities (Class A) returned 47.42%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 48.60%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the fiscal year ended October 31, 2021. At the sector level, the primary detractors were financials and energy. Within financials, the underweight to banks detracted. The market’s demand for high-beta and cyclical stocks, along with the expectation of a steepening yield curve, negatively impacted the underweight allocation to the banking and capital market industries. At the stock level, the position in insurance provider Alleghany Corp. was the primary detractor, with no fundamental change to highlight. We believe Alleghany Corp. remains a high-quality insurer with a number of operating businesses that should benefit from a re-opening of the economy and a positive pricing environment. Within energy, the underweight to oil producers was the primary detractor given the significant strength in energy pricing.

The primary contributors to performance included stock picking within consumer discretionary and industrials. Within consumer discretionary the portfolio benefitted notably from positive positions within the media sector. Specifically, Discovery, Inc. (“Discovery”), ViacomCBS, Inc. (“ViacomCBS”) and News Corp. continued their positive momentum as investors anticipated stronger advertising economics as the economy re-opened. ViacomCBS and Discovery were also further propelled by positive sentiment on over-the-top streaming platform growth. All three positions were sold into strength in the first quarter of 2021 following what we believe to have been overly optimistic assumptions reflected in their share prices. Within industrials, positions in AerCap Holdings NV (“AerCap”) and HD Supply Holdings (“HD Supply”) were the top contributors. AerCap, an aircraft lessor, continued its move higher following improvement in air travel volume and an uptick in long-term interest rates. Shares were further propelled by the announced merger with General Electric Co.’s air leasing business. Lastly, HD Supply, an industrial distributor, received a take-out offer from Home Depot, Inc. in late 2020 following the prior milestone of spinning off their construction business which caused its share price to increase.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	93.4%
Repurchase Agreement	6.9
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	39.37%	9.19%	9.19%	04/30/2014
Class A (NAV)	47.42%	10.44%	10.02%	04/30/2014
Russell Midcap® Value Index (A)	48.60%	12.30%	10.12%
Class C (POP)	45.40%	9.67%	9.24%	04/30/2014
Class C (NAV)	46.40%	9.67%	9.24%	04/30/2014
Class I (NAV)	47.90%	10.78%	10.35%	04/30/2014
Class I2 (NAV)	47.93%	10.88%	10.44%	04/30/2014
Class I3 (NAV)	48.03%	N/A	9.81%	03/24/2017
Class R (NAV)	47.20%	N/A	9.26%	03/24/2017
Class R4 (NAV)	47.83%	N/A	9.62%	03/24/2017
Class R6 (NAV)	48.09%	10.88%	10.30%	07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 93.4%
Aerospace & Defense - 1.2%
Huntington Ingalls Industries, Inc.	84,500	$17,130,685

Banks - 1.8%
CIT Group, Inc.	518,660	25,689,230

Beverages - 1.3%
Molson Coors Beverage Co., Class B	406,684	17,930,697

Biotechnology - 0.4%
United Therapeutics Corp. (A)	32,500	6,199,700

Capital Markets - 1.0%
Cboe Global Markets, Inc.	106,100	13,998,834

Chemicals - 1.7%
Axalta Coating Systems Ltd. (A)	765,000	23,860,350

Consumer Finance - 1.3%
Ally Financial, Inc.	383,939	18,329,248

Containers & Packaging - 3.8%
Berry Global Group, Inc. (A)	159,600	10,460,184
Graphic Packaging Holding Co.	948,300	18,899,619
Sealed Air Corp.	410,600	24,356,792

		53,716,595

Distributors - 1.4%
LKQ Corp. (A)	371,500	20,462,220

Diversified Financial Services - 0.7%
Equitable Holdings, Inc.	298,300	9,993,050

Diversified Telecommunication Services - 0.6%
Liberty Global PLC, Class A (A)	303,100	8,711,094

Electric Utilities - 4.3%
Evergy, Inc.	456,000	29,070,000
OGE Energy Corp.	936,200	31,896,334

		60,966,334

Electronic Equipment, Instruments & Components - 3.1%
Flex Ltd. (A)	1,047,900	17,709,510
Vontier Corp.	762,800	25,805,524

		43,515,034

Energy Equipment & Services - 0.7%
Baker Hughes Co.	408,100	10,235,148

Equity Real Estate Investment Trusts - 2.4%
Gaming & Leisure Properties, Inc.	216,375	10,492,024
JBG SMITH Properties	833,500	24,054,810

		34,546,834

Food Products - 3.8%
Kraft Heinz Co.	587,600	21,088,964
Post Holdings, Inc. (A)	322,400	32,717,152

		53,806,116

Gas Utilities - 1.8%
UGI Corp.	600,200	26,054,682

Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	271,656	33,147,465
Centene Corp. (A)	397,700	28,332,148
Laboratory Corp. of America Holdings (A)	77,138	22,140,149

		83,619,762

Household Durables - 1.3%
NVR, Inc. (A)	3,800	18,600,240

Household Products - 0.5%
Reynolds Consumer Products, Inc.	248,200	6,696,436

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers - 2.5%
Vistra Corp.	1,777,900	$ 34,829,061

Insurance - 14.4%
Alleghany Corp. (A)	53,709	34,984,968
Allstate Corp.	156,949	19,409,883
American International Group, Inc.	243,400	14,382,506
Arch Capital Group Ltd. (A)	752,800	31,482,096
Fidelity National Financial, Inc.	645,022	30,903,004
Loews Corp.	550,617	30,873,095
Markel Corp. (A)	24,988	32,812,493
Old Republic International Corp.	352,200	9,097,326

		203,945,371

Interactive Media & Services - 1.0%
IAC / InterActiveCorp (A)	88,400	13,469,508

Internet & Direct Marketing Retail - 0.7%
eBay, Inc.	134,400	10,311,168

IT Services - 2.2%
Euronet Worldwide, Inc. (A)	105,394	11,824,153
FleetCor Technologies, Inc. (A)	76,800	19,001,088

		30,825,241

Media - 7.5%
Altice USA, Inc., Class A (A)	858,400	13,991,920
DISH Network Corp., Class A (A)	419,043	17,210,096
Fox Corp., Class A	438,900	17,441,886
Liberty Broadband Corp., Class C (A)	174,542	28,354,348
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	588,212	29,010,616

		106,008,866

Metals & Mining - 0.9%
Kinross Gold Corp.	2,115,900	12,716,559

Mortgage Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	2,324,445	19,664,805

Multi-Utilities - 4.5%
CenterPoint Energy, Inc.	1,066,102	27,761,296
NiSource, Inc.	1,439,000	35,500,130

		63,261,426

Multiline Retail - 2.5%
Dollar Tree, Inc. (A)	328,600	35,409,936

Oil, Gas & Consumable Fuels - 5.0%
Chesapeake Energy Corp.	117,200	7,470,328
Devon Energy Corp.	260,700	10,448,856
EQT Corp. (A)	465,500	9,268,105
HollyFrontier Corp.	498,200	16,839,160
Williams Cos., Inc.	962,900	27,047,861

		71,074,310

Paper & Forest Products - 0.7%
West Fraser Timber Co. Ltd. (B)	121,600	9,732,864

Pharmaceuticals - 3.4%
Organon & Co.	592,000	21,756,000
Perrigo Co. PLC	213,600	9,644,040
Viatris, Inc.	1,252,200	16,716,870

		48,116,910

Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc. (A)	40,000	10,329,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software - 3.6%
CDK Global, Inc.	623,600	$ 27,139,072
NCR Corp. (A)	145,100	5,737,254
SS&C Technologies Holdings, Inc.	226,700	18,015,849

		50,892,175

Specialty Retail - 1.7%
O’Reilly Automotive, Inc. (A)	21,700	13,504,344
Ross Stores, Inc.	95,700	10,833,240

		24,337,584

Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp. (A)	207,300	10,839,717

Trading Companies & Distributors - 0.9%
AerCap Holdings NV (A)	222,600	13,142,304

Total Common Stocks (Cost $1,046,118,039)		1,322,969,294

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	2,387,018	2,387,018

Total Other Investment Company (Cost $2,387,018)		2,387,018

	Principal	Value
REPURCHASE AGREEMENT - 6.9%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $97,819,309 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $99,775,799.	$97,819,309	$ 97,819,309

Total Repurchase Agreement (Cost $97,819,309)		97,819,309

Total Investments (Cost $1,146,324,366)		1,423,175,621
Net Other Assets (Liabilities) - (0.5)%		(7,600,000)

Net Assets - 100.0%		$1,415,575,621

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,322,969,294	$—	$—	$1,322,969,294
Other Investment Company	2,387,018	—	—	2,387,018
Repurchase Agreement	—	97,819,309	—	97,819,309

Total Investments	$1,325,356,312	$97,819,309	$—	$1,423,175,621

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $2,337,088, collateralized by cash collateral of $2,387,018. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

(unaudited)

MARKET ENVIRONMENT

The year ended October 31, 2021, proved to be critical in the fight against the COVID-19 pandemic. Development and successful rollout of multiple COVID-19 vaccines globally allowed restrictions to be lifted and life to return to some degree of normalcy. Easy monetary and fiscal policy was a boon to investors with consumer balance sheets flush with cash and corporate borrowing costs extremely low. This backdrop coupled with very low interest rates globally forced investors out the risk curve to find positive returns. Equities posted very strong returns and high yield credit was the standout performer in the fixed income space.

Strong GDP growth, easy monetary policy, and extensive supply chain issues however have quickly caused a significant uptick in inflation which has led the U.S. Federal Reserve (“Fed”) to begin the process of removing quantitative easing and eventually raising short-term interest rates. While it appears the Fed has avoided a ‘taper-tantrum’ it is still unclear whether inflation will remain transitory as the Fed expects or becomes more systemic.

Historically, common equity and high yield have proven to be resilient asset classes in periods of high inflation. Strong corporate earnings, low default rates, healthy labor markets and high consumer spending should allow the economy and the markets to withstand the inflationary threat.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Multi-Asset Income (Class A) returned 27.30%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Multi-Asset Income Blended Benchmark, returned 42.91% and 28.53%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmark, the S&P 500® Index, in the fiscal year ended October 31, 2021. Despite trailing its benchmark, the Fund met its stated goals of delivering high current income and reduced volatility relative to its benchmark over the past fiscal year.

The Fund is comprised of a mix of equites, corporate credit, and preferred equity in order to generate income above the S&P 500® Index with moderate volatility. Exposure to corporate credit and preferred equities served as detractors to the Fund’s relative performance versus the equities within the S&P 500® Index benchmark. Within high yield, lower quality high yield outperformed higher quality high yield as investor confidence improved with higher COVID-19 vaccination rates and strong economic growth.

Within equity, the top sectors in terms of relative return versus its benchmark were consumer discretionary and financials. In consumer discretionary, General Motors Co. outperformed due to tighter expense controls, the launch of new SUVs, strong pickup truck demand and price strength in the new and used car market. Target Corp. performed well due to market share gains and stronger than expected same store sales and margins. Within financials, Blackstone, Inc., a global investment company, performed well as the company had stronger than expected growth in fundraising and placements along with higher margins which outperformed expectations. An underweight allocation to the energy sector detracted from performance for the fiscal year. The healthcare sector was also a relative detractor to performance. Bristol-Myers Squibb CO., a global biopharmaceutical company, performance was affected by the ongoing U.S. Food and Drug Administration review into JAK inhibitors surrounding the class of drugs safety and potential warning labels which may need to be applied to certain drugs within the group.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	52.8%
Corporate Debt Securities	33.9
Exchange-Traded Funds	6.3
Preferred Stocks	5.7
Other Investment Company	2.4
Repurchase Agreement	0.4
Master Limited Partnership	0.3
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	20.31%	10.16%	7.95%	03/01/2014
Class A (NAV)	27.30%	11.41%	8.74%	03/01/2014
S&P 500® (A)	42.91%	18.93%	14.76%
Transamerica Multi-Asset Income Blended Benchmark (A) (B) (C)	28.53%	13.79%	11.04%
Class C (POP)	25.32%	10.60%	7.94%	03/01/2014
Class C (NAV)	26.32%	10.60%	7.94%	03/01/2014
Class I (NAV)	27.66%	11.72%	9.03%	03/01/2014
Class I2 (NAV)	27.79%	11.70%	8.34%	03/01/2014

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Multi-Asset Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 52.8%
Automobiles - 1.4%
General Motors Co. (A)	82,500	$4,490,475
Honda Motor Co. Ltd., ADR (B)	118,165	3,495,321

		7,985,796

Banks - 2.3%
JPMorgan Chase & Co.	45,000	7,645,050
US Bancorp	92,500	5,584,225

		13,229,275

Beverages - 0.7%
Coca-Cola Co.	72,500	4,086,825

Biotechnology - 1.4%
AbbVie, Inc.	70,000	8,026,900

Capital Markets - 3.7%
Blackstone, Inc.	70,600	9,772,452
Morgan Stanley	110,000	11,305,800

		21,078,252

Chemicals - 1.2%
LyondellBasell Industries NV, Class A	70,000	6,497,400

Communications Equipment - 1.2%
Cisco Systems, Inc.	125,000	6,996,250

Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	90,000	4,769,100

Electric Utilities - 1.0%
Duke Energy Corp.	35,000	3,570,350
PPL Corp.	75,000	2,160,000

		5,730,350

Equity Real Estate Investment Trusts - 1.5%
Realty Income Corp.	50,000	3,571,500
STORE Capital Corp.	146,189	5,018,668

		8,590,168

Health Care Providers & Services - 1.3%
CVS Health Corp.	80,000	7,142,400

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp.	12,500	3,069,375

Household Durables - 1.4%
D.R. Horton, Inc.	7,500	669,525
Garmin Ltd.	7,500	1,077,000
Whirlpool Corp.	29,952	6,314,780

		8,061,305

Insurance - 3.7%
Allstate Corp.	31,100	3,846,137
American International Group, Inc.	60,000	3,545,400
Fidelity National Financial, Inc.	140,000	6,707,400
MetLife, Inc.	110,000	6,908,000

		21,006,937

Interactive Media & Services - 2.0%
Alphabet, Inc., Class C (A)	3,750	11,120,288

Metals & Mining - 0.8%
BHP Group Ltd., ADR (B)	79,027	4,333,841

Mortgage Real Estate Investment Trusts - 1.6%
AGNC Investment Corp.	200,000	3,184,000
Annaly Capital Management, Inc.	444,350	3,759,201
Blackstone Mortgage Trust, Inc., Class A	69,925	2,300,533

		9,243,734

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 0.9%
Dominion Energy, Inc.	65,000	$ 4,935,450

Multiline Retail - 1.4%
Target Corp.	30,000	7,788,600

Oil, Gas & Consumable Fuels - 2.7%
BP PLC, ADR	235,000	6,765,650
Chevron Corp.	52,500	6,010,725
Williams Cos., Inc.	100,000	2,809,000

		15,585,375

Pharmaceuticals - 5.6%
Bristol-Myers Squibb Co.	90,000	5,256,000
GlaxoSmithKline PLC, ADR (B)	157,500	6,666,975
Johnson & Johnson	37,500	6,108,000
Merck & Co., Inc.	80,000	7,044,000
Pfizer, Inc.	159,180	6,962,533

		32,037,508

Semiconductors & Semiconductor Equipment - 3.2%
Broadcom, Inc.	18,500	9,835,895
Intel Corp.	57,500	2,817,500
QUALCOMM, Inc.	40,000	5,321,600

		17,974,995

Software - 2.5%
Microsoft Corp.	33,250	11,026,365
Oracle Corp.	35,000	3,357,900

		14,384,265

Specialty Retail - 3.8%
Best Buy Co., Inc.	65,000	7,945,600
Dick’s Sporting Goods, Inc.	12,500	1,552,625
Home Depot, Inc.	15,000	5,576,100
Lowe’s Cos., Inc.	28,775	6,728,170

		21,802,495

Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	140,000	20,972,000
Seagate Technology Holdings PLC	64,607	5,754,545

		26,726,545

Tobacco - 1.4%
Philip Morris International, Inc.	85,000	8,035,900

Total Common Stocks (Cost $227,960,764)		300,239,329

PREFERRED STOCKS - 5.7%
Automobiles - 0.1%
Ford Motor Co., 6.20% (B)	20,000	550,000

Banks - 0.9%
Cadence Bank, 0.00%	40,000	1,050,000
Citigroup, Inc., Series J, Fixed until 09/30/2023, 7.13% (C)	12,000	337,080
Dime Community Bancshares, Inc., 5.50% (B)	95,000	2,479,500
KeyCorp, Series F, 5.65% (B)	17,451	474,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value

PREFERRED STOCKS (continued)
Banks (continued)
Wells Fargo & Co., Series Q, Fixed until 09/15/2023, 5.85% (C)	40,000	$ 1,078,000

		5,418,898

Consumer Finance - 0.2%
Capital One Financial Corp., Series J, 4.80% (B)	40,000	1,047,600

Diversified Financial Services - 0.1%
Voya Financial, Inc., Series B, Fixed until 09/15/2029, 5.35% (B) (C)	19,547	576,636

Equity Real Estate Investment Trusts - 0.2%
Monmouth Real Estate Investment Corp., Series C, 6.13%	50,000	1,275,500

Insurance - 0.6%
Aspen Insurance Holdings Ltd., 5.63%	20,000	529,200
Athene Holding Ltd., Series A, Fixed until 06/30/2029, 6.35% (B) (C)	35,000	1,046,150
Enstar Group Ltd., Series E, 7.00% (B)	60,000	1,635,000

		3,210,350

Mortgage Real Estate Investment Trusts - 1.9%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (C)	63,100	1,636,183
Annaly Capital Management, Inc.
6.75% (C)	20,000	525,800
Series F, 6.95% (B) (C)	62,000	1,571,700
Dynex Capital, Inc., Series C, Fixed until 04/15/2025, 6.90% (C)	45,000	1,164,600
New Residential Investment Corp., Fixed until 11/15/2026, 7.00% (C)	65,000	1,641,250
New York Mortgage Trust, Inc., Series F, Fixed until 10/15/2026, 6.88% (C)	120,000	2,990,400
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (C)	39,800	1,026,044

		10,555,977

Real Estate Management & Development - 0.2%
Brookfield Property Partners LP, Series A-1, 6.50%	39,500	1,015,150

Trading Companies & Distributors - 0.7%
Fortress Transportation & Infrastructure Investors LLC, Series C, Fixed until 06/15/2026, 8.25% (C)	45,000	1,200,600
Triton International Ltd., 5.75% (B)	100,000	2,670,000

		3,870,600

Wireless Telecommunication Services - 0.8%
Telephone & Data Systems, Inc., 6.00%	123,000	3,225,060

	Shares	Value

PREFERRED STOCKS (continued)
Wireless Telecommunication Services (continued)
U.S. Cellular Corp., 5.50%	60,100	$ 1,599,261

		4,824,321

Total Preferred Stocks (Cost $31,103,345)		32,345,032

EXCHANGE-TRADED FUNDS - 6.3%
U.S. Equity Funds - 0.9%
Global SuperDividend U.S. ETF (B)	100,025	2,015,504
Global X MLP ETF (B)	77,241	2,864,868

		4,880,372

U.S. Fixed Income Funds - 5.4%
Invesco Senior Loan ETF	464,639	10,259,229
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	758,911	20,725,860

		30,985,089

Total Exchange-Traded Funds (Cost $36,664,691)		35,865,461

MASTER LIMITED PARTNERSHIP - 0.3%
Capital Markets - 0.3%
AllianceBernstein Holding LP	35,000	1,973,650

Total Master Limited Partnership (Cost $679,990)		1,973,650

	Principal	Value
CORPORATE DEBT SECURITIES - 33.9%
Aerospace & Defense - 0.8%
TransDigm, Inc. 5.50%, 11/15/2027	$4,275,000	4,376,531

Air Freight & Logistics - 0.3%
XPO CNW, Inc. 6.70%, 05/01/2034	1,181,000	1,476,250

Airlines - 0.1%
United Airlines, Inc. 4.63%, 04/15/2029 (D)	500,000	515,490

Auto Components - 2.6%
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (D)	1,575,000	1,647,844
8.50%, 05/15/2027 (D)	1,250,000	1,327,838
Cooper Tire & Rubber Co. 7.63%, 03/15/2027	79,000	92,530
Dana, Inc. 5.38%, 11/15/2027	1,750,000	1,833,125
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029 (D)	2,500,000	2,637,500
7.00%, 03/15/2028	475,000	541,025
Patrick Industries, Inc. 4.75%, 05/01/2029 (D)	3,307,000	3,282,197
Tenneco, Inc.
5.13%, 04/15/2029 (D)	1,000,000	991,250
5.38%, 12/15/2024	2,240,000	2,219,840

		14,573,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.4%
General Motors Co. 6.80%, 10/01/2027	$ 500,000	$ 616,434
Jaguar Land Rover Automotive PLC 5.88%, 01/15/2028 (D)	1,750,000	1,745,625

		2,362,059

Banks - 0.5%
Freedom Mortgage Corp.
6.63%, 01/15/2027 (D)	1,800,000	1,705,500
7.63%, 05/01/2026 (D)	1,350,000	1,316,250

		3,021,750

Building Products - 0.6%
Builders FirstSource, Inc.
5.00%, 03/01/2030 (D)	2,000,000	2,112,500
6.75%, 06/01/2027 (D)	805,000	848,269
JELD-WEN, Inc. 4.88%, 12/15/2027 (B) (D)	400,000	414,000

		3,374,769

Capital Markets - 0.5%
Apollo Investment Corp. 5.25%, 03/03/2025	500,000	520,357
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.25%, 05/15/2027	2,500,000	2,600,000

		3,120,357

Chemicals - 0.7%
Chemours Co. 5.75%, 11/15/2028 (D)	1,700,000	1,746,750
Methanex Corp.
5.13%, 10/15/2027	500,000	526,125
5.25%, 12/15/2029	1,500,000	1,590,000

		3,862,875

Commercial Services & Supplies - 1.8%
Alta Equipment Group, Inc. 5.63%, 04/15/2026 (D)	2,744,000	2,805,740
Aramark Services, Inc. 5.00%, 02/01/2028 (D)	1,000,000	1,022,500
Cimpress PLC 7.00%, 06/15/2026 (D)	2,350,000	2,441,062
Garda World Security Corp. 9.50%, 11/01/2027 (D)	2,250,000	2,430,000
GFL Environmental, Inc. 4.75%, 06/15/2029 (D)	500,000	504,368
Harsco Corp. 5.75%, 07/31/2027 (D)	650,000	675,188
Matthews International Corp. 5.25%, 12/01/2025 (D)	205,000	210,381
Stena International SA 6.13%, 02/01/2025 (D)	300,000	307,500

		10,396,739

Communications Equipment - 0.8%
CommScope, Inc.
7.13%, 07/01/2028 (D)	1,500,000	1,479,375
8.25%, 03/01/2027 (D)	500,000	509,470
Plantronics, Inc. 4.75%, 03/01/2029 (B) (D)	3,000,000	2,752,500

		4,741,345

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.7%
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 6.25%, 09/15/2027 (D)	$ 1,300,000	$ 1,353,625
Forestar Group, Inc. 5.00%, 03/01/2028 (D)	1,750,000	1,795,937
New Enterprise Stone & Lime Co., Inc. 5.25%, 07/15/2028 (D)	1,000,000	1,008,880

		4,158,442

Construction Materials - 0.4%
Cemex SAB de CV
5.45%, 11/19/2029 (D)	1,500,000	1,624,800
7.38%, 06/05/2027 (D)	500,000	552,817

		2,177,617

Consumer Finance - 2.1%
Ally Financial, Inc. Fixed until 05/15/2028 (E), 4.70% (C)	2,250,000	2,289,375
Altice Financing SA
5.00%, 01/15/2028 (D)	1,500,000	1,445,430
5.75%, 08/15/2029 (D)	1,000,000	983,750
Credit Acceptance Corp.
5.13%, 12/31/2024 (D)	500,000	511,250
6.63%, 03/15/2026	2,250,000	2,342,812
Enova International, Inc. 8.50%, 09/15/2025 (D)	1,800,000	1,854,000
PRA Group, Inc. 5.00%, 10/01/2029 (D)	1,300,000	1,284,647
World Acceptance Corp. 7.00%, 11/01/2026 (D)	1,500,000	1,477,500

		12,188,764

Containers & Packaging - 0.4%
Greif, Inc. 6.50%, 03/01/2027 (D)	2,050,000	2,132,000

Diversified Financial Services - 1.0%
Burford Capital Global Finance LLC 6.25%, 04/15/2028 (D)	2,500,000	2,650,000
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.46% (C), 12/21/2065 (D)	900,000	738,562
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.00%, 08/15/2028 (D)	2,250,000	2,280,510

		5,669,072

Diversified Telecommunication Services - 0.7%
Lumen Technologies, Inc. 5.13%, 12/15/2026 (D)	2,500,000	2,558,075
Zayo Group Holdings, Inc. 6.13%, 03/01/2028 (D)	1,500,000	1,464,052

		4,022,127

Electric Utilities - 0.3%
Drax Finco PLC 6.63%, 11/01/2025 (D)	1,871,000	1,922,453

Electrical Equipment - 0.2%
WESCO Distribution, Inc. 7.13%, 06/15/2025 (D)	1,000,000	1,060,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 1.6%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (D)	$ 1,500,000	$ 1,552,500
Enviva Partners LP / Enviva Partners Finance Corp. 6.50%, 01/15/2026 (D)	3,800,000	3,930,189
Genesis Energy LP / Genesis Energy Finance Corp. 8.00%, 01/15/2027	2,725,000	2,737,807
Transocean Sentry Ltd. 5.38%, 05/15/2023 (D)	689,229	675,445

		8,895,941

Entertainment - 0.3%
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (D)	1,500,000	1,530,000

Equity Real Estate Investment Trusts - 0.6%
GEO Group, Inc. 5.13%, 04/01/2023 (B)	750,000	723,413
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 4.75%, 04/15/2028 (D)	2,500,000	2,509,787

		3,233,200

Food & Staples Retailing - 0.5%
Fresh Market, Inc. 9.75%, 05/01/2023 (D)	2,000,000	2,055,000
United Natural Foods, Inc. 6.75%, 10/15/2028 (D)	750,000	811,875

		2,866,875

Food Products - 0.9%
B&G Foods, Inc.
5.25%, 04/01/2025	1,184,000	1,207,680
5.25%, 09/15/2027 (B)	1,508,000	1,546,510
Chobani LLC / Chobani Finance Corp., Inc. 4.63%, 11/15/2028 (D)	500,000	511,250
Post Holdings, Inc. 5.50%, 12/15/2029 (D)	2,000,000	2,126,000

		5,391,440

Health Care Providers & Services - 0.8%
AdaptHealth LLC 5.13%, 03/01/2030 (D)	3,000,000	3,015,000
Akumin, Inc. 7.00%, 11/01/2025 (D)	1,750,000	1,670,917

		4,685,917

Hotels, Restaurants & Leisure - 2.9%
Carnival Corp.
5.75%, 03/01/2027 (D)	2,000,000	2,035,600
7.63%, 03/01/2026 (D)	1,325,000	1,396,007
Marriott Ownership Resorts, Inc. 4.75%, 01/15/2028	3,750,000	3,815,625
NCL Corp. Ltd. 5.88%, 03/15/2026 (D)	1,800,000	1,804,500
Scientific Games International, Inc.
7.00%, 05/15/2028 (D)	2,350,000	2,539,057
8.25%, 03/15/2026 (D)	1,000,000	1,061,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Travel & Leisure Co. 6.60%, 10/01/2025	$ 650,000	$ 725,400
VOC Escrow Ltd. 5.00%, 02/15/2028 (D)	3,366,000	3,340,755

		16,718,194

Household Durables - 0.4%
Installed Building Products, Inc. 5.75%, 02/01/2028 (D)	2,244,000	2,350,590

Industrial Conglomerates - 0.3%
General Electric Co. 3-Month LIBOR + 3.33%, 3.45% (C), 12/15/2021 (E)	2,000,000	1,949,999

Insurance - 0.7%
Kuvare US Holdings, Inc. Fixed until 05/01/2026, 7.00% (C), 02/17/2051 (D)	1,500,000	1,603,824
SBL Holdings, Inc. Fixed until 11/13/2026 (E), 6.50% (C) (D)	2,500,000	2,462,500

		4,066,324

IT Services - 0.4%
Leidos, Inc. 7.13%, 07/01/2032	1,800,000	2,419,668

Leisure Products - 0.3%
Mattel, Inc. 5.88%, 12/15/2027 (B) (D)	1,500,000	1,612,500

Machinery - 0.2%
GrafTech Finance, Inc. 4.63%, 12/15/2028 (D)	750,000	757,500
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (D)	250,000	262,813

		1,020,313

Marine - 0.1%
Tidewater, Inc. 8.00%, 08/01/2022	393,528	401,320

Media - 0.1%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (D)	1,250,000	706,250

Metals & Mining - 1.0%
Allegheny Technologies, Inc. 5.88%, 12/01/2027 (B)	2,452,000	2,574,600
Cleveland-Cliffs, Inc. 5.88%, 06/01/2027	1,000,000	1,040,000
First Quantum Minerals Ltd. 6.88%, 10/15/2027 (D)	800,000	854,000
U.S. Steel Corp. 6.88%, 03/01/2029 (B)	1,000,000	1,070,000

		5,538,600

Mortgage Real Estate Investment Trusts - 0.2%
AG Issuer LLC 6.25%, 03/01/2028 (D)	1,000,000	1,042,500

Multiline Retail - 0.4%
Dillard’s, Inc.
7.00%, 12/01/2028	230,000	272,315
7.75%, 07/15/2026	1,150,000	1,349,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail (continued)
Dillard’s, Inc. (continued)
7.88%, 01/01/2023	$ 350,000	$ 376,885

		1,998,567

Oil, Gas & Consumable Fuels - 1.9%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.63%, 12/15/2025 (D)	1,310,000	1,408,250
Colgate Energy Partners III LLC 5.88%, 07/01/2029 (D)	2,250,000	2,303,437
Hess Midstream Operations LP 5.13%, 06/15/2028 (D)	1,000,000	1,038,700
Murphy Oil Corp. 6.38%, 07/15/2028	2,100,000	2,218,241
Northern Oil & Gas, Inc. 8.13%, 03/01/2028 (D)	2,000,000	2,150,000
ONEOK Partners LP 6.85%, 10/15/2037	1,000,000	1,360,929
Valero Energy Corp. 8.75%, 06/15/2030	300,000	436,760

		10,916,317

Pharmaceuticals - 0.3%
Bausch Health Cos., Inc.
4.88%, 06/01/2028 (D)	1,100,000	1,128,875
5.25%, 01/30/2030 (D)	500,000	450,620

		1,579,495

Real Estate Management & Development - 0.8%
Five Point Operating Co. LP / Five Point Capital Corp. 7.88%, 11/15/2025 (D)	1,805,000	1,880,810
Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 01/15/2029 (D)	2,800,000	2,901,500

		4,782,310

Road & Rail - 0.5%
Uber Technologies, Inc. 8.00%, 11/01/2026 (D)	2,450,000	2,607,780

Specialty Retail - 2.8%
Bath & Body Works, Inc. 6.69%, 01/15/2027	1,000,000	1,135,000
Carvana Co.
5.50%, 04/15/2027 (D)	2,000,000	2,015,000
5.88%, 10/01/2028 (D)	1,750,000	1,780,625
Michaels Cos., Inc.
5.25%, 05/01/2028 (D)	3,210,000	3,242,100
7.88%, 05/01/2029 (D)	500,000	505,000
PetSmart, Inc. / PetSmart Finance Corp.
4.75%, 02/15/2028 (D)	1,900,000	1,952,250
7.75%, 02/15/2029 (D)	1,131,000	1,222,294
Rent-A-Center, Inc. 6.38%, 02/15/2029 (D)	3,675,000	3,840,375

		15,692,644

Technology Hardware, Storage & Peripherals - 0.2%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	750,000	1,137,032

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. 5.38%, 05/15/2025 (D)	$ 500,000	$ 520,000
PVH Corp. 7.75%, 11/15/2023	100,000	113,411

		633,411

Trading Companies & Distributors - 0.7%
Fortress Transportation & Infrastructure Investors LLC
5.50%, 05/01/2028 (D)	250,000	250,625
6.50%, 10/01/2025 (D)	350,000	360,168
9.75%, 08/01/2027 (D)	1,500,000	1,689,375
Herc Holdings, Inc. 5.50%, 07/15/2027 (D)	1,500,000	1,563,750

		3,863,918

Total Corporate Debt Securities (Cost $190,630,763)		192,792,894

	Shares	Value
OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	13,796,676	13,796,676

Total Other Investment Company (Cost $13,796,676)		13,796,676

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (F), dated 10/29/2021, to be repurchased at $2,075,660 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $2,117,180.	$2,075,660	2,075,660

Total Repurchase Agreement (Cost $2,075,660)		2,075,660

Total Investments (Cost $502,911,889)		579,088,702
Net Other Assets (Liabilities) - (1.8)%		(10,004,879)

Net Assets - 100.0%		$ 569,083,823

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$300,239,329	$—	$—	$300,239,329
Preferred Stocks	32,345,032	—	—	32,345,032
Exchange-Traded Funds	35,865,461	—	—	35,865,461
Master Limited Partnership	1,973,650	—	—	1,973,650
Corporate Debt Securities	—	192,792,894	—	192,792,894
Other Investment Company	13,796,676	—	—	13,796,676
Repurchase Agreement	—	2,075,660	—	2,075,660

Total Investments	$384,220,148	$194,868,554	$—	$579,088,702

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,148,682, collateralized by cash collateral of $13,796,676 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,772,666. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $143,156,528, representing 25.2% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Rates disclosed reflect the yields at October 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

From a macro and markets perspective, the fiscal year ended October 31, 2021, was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock is worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

J.P. Morgan Investment Management, Inc.

The S&P 500® Index rallied somewhat consistently throughout the fiscal year ended October 31, 2021, and was able to close near all-time highs as the period drew to a close. This occurred despite growing concerns over mixed economic data, stronger inflationary pressures and widening fiscal deficit. The equity rally was supported by strong earnings growth throughout the period, and a strong start to the third quarter 2021 earnings season continued to propel equity markets higher. Although third quarter 2021 gross domestic product growth of 2.0% missed expectations, investors largely shrugged off the negative effects due to the idiosyncratic nature of the economic impacts of Hurricane Ida.

In the labor market, rising wages highlighted the impact of worker shortages, owing to low labor participation rates that continue to remain below their pre-pandemic peak. Meanwhile, against the backdrop of rising input costs and supply chain issues, corporate earnings held up better than expected. Investor spirits remained high at the end of the fiscal year as more than 80% of companies posted earnings beats. While investors’ focus has been moving away from COVID-19 as vaccine coverage picks up across the globe, persisting supply chain constraints and rising inflationary pressures continued to remain as potential areas of uncertainty as the fiscal year drew to a close.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Multi-Managed Balanced (Class A) returned 24.80%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg US Aggregate Bond Index, returned 42.91% and -0.48%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

During the fiscal year ended October 31, 2021, the Fund adjusted allocations across spread-based assets but stayed overweight risk relative to the benchmark. This positioning was driven by the portfolio management team’s views on expected risk-adjusted returns as yields on government securities continued to remain below historical levels given accommodative fiscal and monetary policy. The Fund’s duration at the start of the period was slightly short relative to the benchmark, and that underweight was gradually increased throughout the year as a potential hedge against the potential impacts of policymaker’s extraordinary support and increasing inflation expectations.

Within spread-based assets, investment grade corporate bonds remained a core holding, but the Fund was biased in favor of intermediate-dated credit given views that their risk-adjusted return profile was more attractive than longer-maturity bonds. While the Fund continued to overweight financials given strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity like capital goods and cyclicals. The portfolio managers continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved throughout the fiscal year.

For the 12-month period ended October 31, 2021, portfolio performance compared to the benchmark was driven by the overweight to risk-based assets. Carry and spread factors were the largest contributors to relative performance as spreads in many risk-based assets moved lower due to strong market technicals and generally improving fundamentals. These positives were modestly offset by duration and curve positioning over the 12-month period, mainly due to a portfolio overweight around the 10-year portion of the curve.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

At an asset class level, the Fund’s underweight allocation to Treasury securities, security selection within commercial mortgage-backed securities, and an ex-index allocation to high yield corporate credit contributed positively to relative returns. Modest detractors included an underweight allocation to government-related securities, a small cash allocation and security selection within investment grade corporate credit.

Within corporate credit, banking, capital goods and transportation were the largest contributors to relative returns while consumer non-cyclical, basic industry and communications were modest detractors.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

J.P. Morgan Investment Management, Inc.

Stock selection in the technology, financials and retail sectors contributed most to performance results while the pharmaceutical/medical technology, basic materials and insurance sectors were the largest detractors from relative performance.

On the positive side, the top individual contributors to performance were overweight positions in Applied Materials, Inc., Discovery Communications LLC and Eli Lilly & Co. The largest contributor, Applied Materials, Inc., develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry and falls within the technology sector. The stock outperformed after posting solid quarterly results throughout the fiscal year. Most recently, Applied Materials, Inc. posted another strong quarter, with revenue and earnings-per-share that topped the high end of guidance and were well ahead of consensus. Positive results were driven by strength across all segments (semiconductor systems, services and display) and end-markets (foundry/logic and memory). J.P. Morgan Investment Management Inc. remained overweight in these companies at the end of the fiscal year.

On the negative side, the top individual detractors from performance were overweight allocations in Mastercard, Inc. and FedEx Corp., and no allocation to JPMorgan Chase & Co., which is restricted in this Fund. The largest detractor, Mastercard, Inc., provides payment processing services for credit and debit cards, electronic cash, automated teller machines, and travelers checks and falls within the financials sector. The stock trailed due to persistent new COVID-19 infection rates globally and relatively slow vaccination rates, which pushed out the recovery in cross border travel. However, in J.P. Morgan Investment Management Inc.’s view, these near-term headwinds have little to no impact over long-term earnings power and therefore JPMorgan remained overweight at the end of the period.

While the economic recovery has been well underway, J.P. Morgan Investment Management Inc. has remained balanced and continues to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, J.P. Morgan Investment Management maintained exposure to quality, focused on high conviction stocks, and took advantage of market dislocations for compelling stock selection opportunities.

Lastly, futures are used to hedge cash positions, which are typically less than 5% of the Fund’s market value. The positions had a negligible impact on performance over the period.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakuman N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	61.0%
Corporate Debt Securities	13.0
U.S. Government Obligations	10.5
U.S. Government Agency Obligations	8.2
Commercial Paper	6.4
Asset-Backed Securities	2.7
Mortgage-Backed Securities	2.6
Repurchase Agreement	1.2
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.4
Other Investment Company	0.2
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(7.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	17.94%	11.10%	9.90%	12/02/1994
Class A (NAV)	24.80%	12.37%	10.53%	12/02/1994
S&P 500® (A)	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index (B)	(0.48)%	3.10%	3.00%
Class C (POP)	22.88%	11.52%	9.75%	11/11/2002
Class C (NAV)	23.88%	11.52%	9.75%	11/11/2002
Class I (NAV)	25.06%	12.61%	10.84%	11/30/2009
Class R6 (NAV)	25.22%	12.73%	10.26%	05/29/2015

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 61.0%
Aerospace & Defense - 0.5%
Northrop Grumman Corp.	7,753	$2,769,527
Raytheon Technologies Corp.	48,529	4,312,287

		7,081,814

Air Freight & Logistics - 0.7%
FedEx Corp.	12,149	2,861,454
United Parcel Service, Inc., Class B	32,186	6,870,745

		9,732,199

Airlines - 0.1%
Southwest Airlines Co. (A)	43,472	2,055,356

Auto Components - 0.2%
Aptiv PLC (A)	5,473	946,227
Magna International, Inc.	19,588	1,592,504

		2,538,731

Automobiles - 1.5%
General Motors Co. (A)	35,114	1,911,255
Tesla, Inc. (A)	17,457	19,447,098

		21,358,353

Banks - 2.6%
Bank of America Corp.	104,261	4,981,591
Citigroup, Inc.	82,916	5,734,471
Comerica, Inc.	1,298	110,447
Fifth Third Bancorp	60,614	2,638,527
Regions Financial Corp.	116,825	2,766,416
SVB Financial Group (A)	2,181	1,564,649
Truist Financial Corp.	54,558	3,462,796
US Bancorp	80,882	4,882,846
Wells Fargo & Co.	199,435	10,203,095

		36,344,838

Beverages - 0.7%
Coca-Cola Co.	133,531	7,527,143
Constellation Brands, Inc., Class A	12,630	2,738,310

		10,265,453

Biotechnology - 1.3%
AbbVie, Inc.	76,267	8,745,537
Biogen, Inc. (A)	6,930	1,848,092
Moderna, Inc. (A)	3,302	1,139,884
Regeneron Pharmaceuticals, Inc. (A)	5,585	3,574,065
Vertex Pharmaceuticals, Inc. (A)	15,801	2,922,079

		18,229,657

Building Products - 0.7%
Johnson Controls International PLC	43,938	3,223,731
Masco Corp.	27,932	1,830,942
Trane Technologies PLC	29,560	5,348,291

		10,402,964

Capital Markets - 2.2%
Goldman Sachs Group, Inc.	12,085	4,995,335
Intercontinental Exchange, Inc.	20,365	2,819,738
Morgan Stanley	43,972	4,519,442
S&P Global, Inc.	17,211	8,160,768
State Street Corp.	55,372	5,456,911
T. Rowe Price Group, Inc.	21,539	4,671,378

		30,623,572

Chemicals - 1.1%
Air Products & Chemicals, Inc.	4,351	1,304,473

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Celanese Corp.	7,576	$ 1,223,600
DuPont de Nemours, Inc.	33,611	2,339,326
Eastman Chemical Co.	35,185	3,660,295
Linde PLC	8,194	2,615,525
PPG Industries, Inc.	26,683	4,284,489

		15,427,708

Commercial Services & Supplies - 0.1%
Cintas Corp.	2,277	986,169

Communications Equipment - 0.2%
Cisco Systems, Inc.	42,108	2,356,785
Motorola Solutions, Inc.	2,123	527,756

		2,884,541

Consumer Finance - 0.2%
Capital One Financial Corp.	18,646	2,816,105

Containers & Packaging - 0.2%
Avery Dennison Corp.	7,321	1,593,928
WestRock Co.	23,056	1,108,994

		2,702,922

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	40,087	11,505,370
Voya Financial, Inc.	8,033	560,462

		12,065,832

Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	52,101	2,760,832

Electric Utilities - 1.1%
Edison International	17,653	1,110,903
Entergy Corp.	34,820	3,587,156
Evergy, Inc.	38,794	2,473,118
FirstEnergy Corp.	20,269	780,965
NextEra Energy, Inc.	87,866	7,497,606
Xcel Energy, Inc.	3,968	256,293

		15,706,041

Electrical Equipment - 0.4%
Eaton Corp. PLC	36,407	5,998,417

Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp., Class A	12,585	966,150

Entertainment - 0.7%
Netflix, Inc. (A)	11,348	7,833,638
Walt Disney Co. (A)	12,022	2,032,559

		9,866,197

Equity Real Estate Investment Trusts - 1.5%
Camden Property Trust	15,408	2,513,045
Equinix, Inc.	3,327	2,784,932
Equity Lifestyle Properties, Inc.	20,581	1,739,300
Host Hotels & Resorts, Inc. (A)	42,468	714,736
Kimco Realty Corp.	57,265	1,294,189
Prologis, Inc.	40,074	5,809,127
SBA Communications Corp.	4,316	1,490,444
Sun Communities, Inc.	11,062	2,167,931
UDR, Inc.	6,367	353,560
Ventas, Inc.	44,100	2,353,617

		21,220,881

Food Products - 0.3%
Mondelez International, Inc., Class A	67,398	4,093,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	43,611	$ 5,621,022
ABIOMED, Inc. (A)	966	320,751
Becton Dickinson & Co.	9,409	2,254,302
Boston Scientific Corp. (A)	76,206	3,286,765
Danaher Corp.	8,515	2,654,722
DexCom, Inc. (A)	2,059	1,283,189
Intuitive Surgical, Inc. (A)	4,365	1,576,332
Medtronic PLC	54,651	6,550,469
Zimmer Biomet Holdings, Inc.	26,641	3,812,860

		27,360,412

Health Care Providers & Services - 1.7%
Anthem, Inc.	17,121	7,449,861
Centene Corp. (A)	29,480	2,100,155
CVS Health Corp.	17,987	1,605,879
McKesson Corp.	4,359	906,149
UnitedHealth Group, Inc.	25,553	11,766,390

		23,828,434

Hotels, Restaurants & Leisure - 0.8%
Booking Holdings, Inc. (A)	1,495	3,619,066
Hilton Worldwide Holdings, Inc. (A)	16,462	2,369,705
McDonald’s Corp.	11,730	2,880,301
Royal Caribbean Cruises Ltd. (A)	4,748	400,874
Yum! Brands, Inc.	16,000	1,999,040

		11,268,986

Household Durables - 0.3%
D.R. Horton, Inc.	3,027	270,220
Lennar Corp., Class A	35,686	3,566,102
Toll Brothers, Inc.	17,139	1,031,254

		4,867,576

Household Products - 0.9%
Kimberly-Clark Corp.	19,650	2,544,479
Procter & Gamble Co.	66,574	9,519,416

		12,063,895

Industrial Conglomerates - 0.2%
Honeywell International, Inc.	12,004	2,624,314

Insurance - 1.2%
Chubb Ltd.	21,736	4,246,780
Hartford Financial Services Group, Inc.	53,130	3,874,771
Progressive Corp.	58,742	5,573,441
Prudential Financial, Inc.	16,650	1,832,332
Travelers Cos., Inc.	5,410	870,361

		16,397,685

Interactive Media & Services - 4.5%
Alphabet, Inc., Class A (A)	8,444	25,002,008
Alphabet, Inc., Class C (A)	6,449	19,123,929
Meta Platforms, Inc., Class A (A)	52,980	17,142,739
ZoomInfo Technologies, Inc., Class A (A)	18,936	1,272,878

		62,541,554

Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc. (A)	10,597	35,737,641

IT Services - 2.8%
Accenture PLC, Class A	32,140	11,531,510
Fiserv, Inc. (A)	9,242	910,244
FleetCor Technologies, Inc. (A)	9,822	2,430,061
Mastercard, Inc., Class A	30,954	10,385,686

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
PayPal Holdings, Inc. (A)	11,452	$ 2,663,621
Shopify, Inc., Class A (A)	868	1,273,122
Visa, Inc., Class A	45,518	9,639,347

		38,833,591

Life Sciences Tools & Services - 0.9%
Illumina, Inc. (A)	4,053	1,682,238
Thermo Fisher Scientific, Inc.	15,694	9,935,401
Waters Corp. (A)	1,495	549,487

		12,167,126

Machinery - 1.4%
Deere & Co.	21,250	7,274,087
Ingersoll Rand, Inc.	24,426	1,313,142
Otis Worldwide Corp.	37,473	3,009,457
Parker-Hannifin Corp.	11,026	3,270,201
Stanley Black & Decker, Inc.	25,987	4,670,644

		19,537,531

Media - 0.7%
Charter Communications, Inc., Class A (A)	4,853	3,275,241
Comcast Corp., Class A	128,259	6,596,360
Fox Corp., Class A	5,083	201,999

		10,073,600

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	26,898	1,014,593

Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	124,351	3,238,100
DTE Energy Co.	14,742	1,671,006

		4,909,106

Multiline Retail - 0.5%
Dollar General Corp.	3,378	748,294
Dollar Tree, Inc. (A)	15,164	1,634,073
Target Corp.	19,227	4,991,714

		7,374,081

Oil, Gas & Consumable Fuels - 1.7%
Cheniere Energy, Inc.	10,312	1,066,261
Chevron Corp.	45,567	5,216,966
ConocoPhillips	49,911	3,717,870
Coterra Energy, Inc.	10,344	220,534
Diamondback Energy, Inc.	33,832	3,626,452
EOG Resources, Inc.	28,564	2,641,027
Phillips 66	5,300	396,334
Pioneer Natural Resources Co.	22,394	4,187,230
Williams Cos., Inc.	117,418	3,298,272

		24,370,946

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	8,553	2,773,994

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	116,354	6,795,074
Eli Lilly & Co.	31,206	7,950,041
Johnson & Johnson	61,954	10,091,067
Merck & Co., Inc.	44,062	3,879,659
Pfizer, Inc.	23,184	1,014,068

		29,729,909

Professional Services - 0.3%
Booz Allen Hamilton Holding Corp.	11,997	1,042,059

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	25,262	$ 2,525,695

		3,567,754

Road & Rail - 0.6%
Lyft, Inc., Class A (A)	23,387	1,072,762
Norfolk Southern Corp.	16,488	4,831,808
Union Pacific Corp.	12,857	3,103,680

		9,008,250

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (A)	53,739	6,461,040
Analog Devices, Inc.	33,141	5,749,632
Applied Materials, Inc.	43,267	5,912,436
Intel Corp.	19,749	967,701
Lam Research Corp.	10,571	5,957,498
Microchip Technology, Inc.	20,690	1,532,922
Micron Technology, Inc.	9,659	667,437
NVIDIA Corp.	50,881	13,008,745
NXP Semiconductors NV	19,623	3,941,476
QUALCOMM, Inc.	7,693	1,023,477
Texas Instruments, Inc.	42,468	7,961,901

		53,184,265

Software - 6.1%
Fortinet, Inc. (A)	3,089	1,038,954
Intuit, Inc.	16,397	10,264,358
Microsoft Corp.	190,211	63,077,772
Oracle Corp.	36,061	3,459,692
salesforce.com, Inc. (A)	14,552	4,361,089
Workday, Inc., Class A (A)	8,810	2,554,724

		84,756,589

Specialty Retail - 2.1%
AutoZone, Inc. (A)	498	888,850
Best Buy Co., Inc.	32,357	3,955,320
Home Depot, Inc.	18,085	6,722,918
Lowe’s Cos., Inc.	41,133	9,617,718
O’Reilly Automotive, Inc. (A)	8,849	5,506,910
TJX Cos., Inc.	46,208	3,026,162

		29,717,878

Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	347,218	52,013,256
Seagate Technology Holdings PLC	37,999	3,384,571

		55,397,827

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	9,882	973,575
NIKE, Inc., Class B	41,166	6,886,660

		7,860,235

Tobacco - 0.6%
Altria Group, Inc.	79,532	3,508,157
Philip Morris International, Inc.	47,513	4,491,879

		8,000,036

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	43,505	5,004,380

Total Common Stocks (Cost $429,006,344)		850,100,675

	Shares	Value
PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.50% (A) (C)	11,963	$ 328,384

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (A) (C) (D)	960	24,739

Total Preferred Stocks (Cost $351,477)		353,123

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$219,683	238,532
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	459,636	455,300
BlueMountain CLO Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (C), 07/18/2027 (E)	363,496	363,683
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	198,225	201,819
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	194,140	195,559
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 0.00% (C), 10/18/2030 (E)	2,490,000	2,490,500
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (E)	154,944	157,928
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (E)	932,091	918,230
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (E) (F)	1,080,000	1,079,840
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 1.33% (C), 10/20/2034 (E)	2,200,000	2,200,862
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	375,799	390,626
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	755,803	798,962
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	139,693	141,810
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 1.12% (C), 04/15/2029 (E)	957,549	957,655

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (C), 04/25/2057 (E)	$ 21,100	$ 21,146
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (E)	860,165	853,574
MVW Owner Trust
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	55,550	56,001
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	154,941	158,077
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (E)	1,875,000	1,872,423
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (E)	900,000	896,386
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (E)	2,846,000	2,847,713
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (E)	60,000	59,982
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.32% (C), 01/20/2031 (E)	800,000	800,035
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	3,216,000	3,215,008
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	358,752	362,304
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	53,669	54,935
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	43,911	44,926
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	366,427	375,329
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.23% (C), 07/20/2030 (E)	2,000,000	1,999,998
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	382,745	380,626
Series 2021-1A, Class A,
0.99%, 11/20/2037 (E)	1,272,310	1,264,725
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (E)	481,000	481,830
Towd Point Mortgage Trust
Series 2015-6, Class A1B,
2.75% (C), 04/25/2055 (E)	37,822	37,872
Series 2016-2, Class A1A,
2.75% (C), 08/25/2055 (E)	156,905	157,570
Series 2016-3, Class A1,
2.25% (C), 04/25/2056 (E)	40,340	40,407
Series 2016-4, Class A1,
2.25% (C), 07/25/2056 (E)	192,883	193,876

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-1, Class A1,
2.75% (C), 10/25/2056 (E)	$ 338,158	$ 342,406
Series 2017-2, Class A1,
2.75% (C), 04/25/2057 (E)	362,678	366,741
Series 2017-3, Class A1,
2.75% (C), 07/25/2057 (E)	172,420	174,647
Series 2017-4, Class A1,
2.75% (C), 06/25/2057 (E)	712,561	726,724
Series 2017-6, Class A1,
2.75% (C), 10/25/2057 (E)	375,513	382,020
Series 2018-1, Class A1,
3.00% (C), 01/25/2058 (E)	558,050	566,197
Series 2018-3, Class A1,
3.75% (C), 05/25/2058 (E)	933,129	971,867
Series 2018-4, Class A1,
3.00% (C), 06/25/2058 (E)	1,748,568	1,800,514
Series 2019-1, Class A1,
3.69% (C), 03/25/2058 (E)	1,014,673	1,057,478
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	1,428,215	1,436,405
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	1,300,000	1,284,575
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	1,155,000	1,163,039
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	65,294	65,266
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	276,047	279,733
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.27% (C), 10/20/2028 (E)	678,196	678,930

Total Asset-Backed Securities (Cost $38,077,303)		38,062,591

CORPORATE DEBT SECURITIES - 13.0%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	599,000	640,827
Boeing Co.
3.50%, 03/01/2039	1,494,000	1,514,319
5.15%, 05/01/2030	1,117,000	1,303,667
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028 (E)	1,103,000	1,081,673

		4,540,486

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031 (E)	1,760,000	1,740,200

Airlines - 0.2%
American Airlines Pass-Through Trust
2.88%, 01/11/2036 (F)	245,000	245,536
3.20%, 12/15/2029	604,859	615,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
JetBlue Pass-Through Trust 2.75%, 11/15/2033	$ 1,035,756	$ 1,065,013
United Airlines Pass-Through Trust 3.75%, 03/03/2028	637,680	671,672
US Airways Pass-Through Trust 5.38%, 05/15/2023	566,941	567,134

		3,164,681

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (D)	572,000	606,390

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	601,000	644,684
6.25%, 10/02/2043	262,000	356,961

		1,001,645

Banks - 1.6%
Banco Santander SA 2.75%, 12/03/2030	600,000	589,060
Bank of America Corp.
Fixed until 09/21/2031, 2.48% (C), 09/21/2036	1,628,000	1,584,063
Fixed until 06/19/2040, 2.68% (C), 06/19/2041	965,000	929,843
Fixed until 12/20/2027, 3.42% (C), 12/20/2028	1,097,000	1,173,171
Barclays PLC 4.84%, 05/09/2028	845,000	941,620
BPCE SA Fixed until 10/19/2031, 3.12% (C), 10/19/2032 (E)	782,000	786,787
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (C), 10/27/2028	2,370,000	2,546,529
Commerzbank AG 8.13%, 09/19/2023 (E)	1,117,000	1,251,261
Danske Bank A/S Fixed until 12/20/2024, 3.24% (C), 12/20/2025 (E)	939,000	985,104
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (E)	277,000	279,399
5.02%, 06/26/2024 (E)	420,000	450,398
JPMorgan Chase & Co.
Fixed until 10/15/2029, 2.74% (C), 10/15/2030	536,000	549,606
Fixed until 05/13/2030, 2.96% (C), 05/13/2031	1,664,000	1,718,728
4.13%, 12/15/2026	1,209,000	1,339,725
Macquarie Bank Ltd. 3.62%, 06/03/2030 (E)	1,611,000	1,687,588
Natwest Group PLC Fixed until 08/28/2030, 3.03% (C), 11/28/2035	679,000	676,005
UniCredit SpA Fixed until 06/03/2031, 3.13% (C), 06/03/2032 (E)	1,506,000	1,498,745
Wells Fargo & Co.
Fixed until 03/15/2026 (G), 3.90% (C)	335,000	341,281

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
4.10%, 06/03/2026	$ 1,617,000	$ 1,773,465
Fixed until 06/15/2024 (G), 5.90% (C)	513,000	546,940

		21,649,318

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	888,000	1,072,298
4.75%, 01/23/2029	870,000	1,022,014
Constellation Brands, Inc.
3.15%, 08/01/2029	575,000	611,475
3.70%, 12/06/2026	152,000	166,269
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	1,081,000	1,147,898

		4,019,954

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	403,000	429,728
4.05%, 11/21/2039	733,000	841,538
Amgen, Inc. 2.20%, 02/21/2027	571,000	582,566
Biogen, Inc. 2.25%, 05/01/2030	359,000	353,705
Gilead Sciences, Inc. 4.15%, 03/01/2047	177,000	210,448

		2,417,985

Building Products - 0.2%
Carlisle Cos., Inc.
2.20%, 03/01/2032	784,000	757,255
3.75%, 12/01/2027	610,000	666,611
Carrier Global Corp. 2.72%, 02/15/2030	879,000	902,563

		2,326,429

Capital Markets - 0.6%
Charles Schwab Corp. Fixed until 06/01/2026 (G), 4.00% (C) (D)	1,411,000	1,452,131
Credit Suisse Group AG Fixed until 09/11/2024, 2.59% (C), 09/11/2025 (E)	772,000	793,793
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (C), 11/26/2025	427,000	456,617
Fixed until 04/08/2030, 5.88% (C), 07/08/2031	723,000	849,856
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	865,000	1,230,734
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	1,046,000	1,027,369
Morgan Stanley
Fixed until 09/16/2031, 2.48% (C), 09/16/2036	1,891,000	1,838,402
3.70%, 10/23/2024	824,000	883,632
5.00%, 11/24/2025	486,000	547,439

		9,079,973

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.0% (B)
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	$ 664,000	$ 655,181

Commercial Services & Supplies - 0.3%
ADT Security Corp. 4.13%, 08/01/2029 (E)	793,000	781,605
Ashtead Capital, Inc.
2.45%, 08/12/2031 (E)	704,000	692,786
4.25%, 11/01/2029 (E)	414,000	448,673
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	186,000	192,195
3.30%, 12/01/2026 (E)	780,000	834,701
3.85%, 11/15/2024 (E)	521,000	557,850

		3,507,810

Communications Equipment - 0.0% (B)
Nokia OYJ 3.38%, 06/12/2022	654,000	662,993

Construction & Engineering - 0.0% (B)
Quanta Services, Inc. 2.90%, 10/01/2030	499,000	515,705

Construction Materials - 0.2%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	575,000	716,723
Holcim Finance US LLC 4.75%, 09/22/2046 (E)	1,114,000	1,409,212

		2,125,935

Consumer Finance - 0.4%
Ally Financial, Inc. 8.00%, 11/01/2031	1,196,000	1,713,361
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,029,000	1,085,613
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,497,000	1,537,793
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	1,024,000	1,002,730
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	644,000	629,697

		5,969,194

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	1,096,000	1,136,892
4.50%, 09/15/2023	849,000	899,699
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	677,000	668,331
5.50%, 12/15/2024 (E)	1,296,000	1,438,531
Element Fleet Management Corp.
1.60%, 04/06/2024 (E)	412,000	414,775
3.85%, 06/15/2025 (E)	494,000	529,619

		5,087,847

Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	741,000	772,485
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	170,929
Verizon Communications, Inc.
1.68%, 10/30/2030	1,668,000	1,575,352

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
2.99%, 10/30/2056	$ 1,656,000	$ 1,570,107

		4,088,873

Electric Utilities - 0.7%
Appalachian Power Co. 3.40%, 06/01/2025	961,000	1,024,199
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	117,000	155,469
DTE Electric Co. 4.30%, 07/01/2044	1,430,000	1,751,378
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,717,000	1,849,856
Duke Energy Progress LLC 3.60%, 09/15/2047	1,237,000	1,378,667
Entergy Arkansas LLC 3.70%, 06/01/2024	192,000	204,121
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	834,000	843,894
5.30%, 06/01/2042	70,000	95,824
Pacific Gas & Electric Co. 2.50%, 02/01/2031	611,000	583,842
PacifiCorp
3.60%, 04/01/2024	833,000	881,297
5.75%, 04/01/2037	117,000	157,523
Public Service Electric & Gas Co. 3.00%, 05/15/2025	424,000	447,922

		9,373,992

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	232,000	243,720
3.88%, 01/12/2028	201,000	217,254
Keysight Technologies, Inc. 4.60%, 04/06/2027	724,000	819,241
Sensata Technologies BV 4.00%, 04/15/2029 (E)	200,000	203,132
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	403,000	425,320

		1,908,667

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,207,000	1,322,478
Schlumberger Investment SA 3.65%, 12/01/2023	98,000	103,266

		1,425,744

Equity Real Estate Investment Trusts - 1.0%
American Tower Trust #1 3.65%, 03/15/2048 (E)	755,000	800,513
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,206,000	1,183,394
Corporate Office Properties LP
2.00%, 01/15/2029	257,000	249,396
2.25%, 03/15/2026	314,000	319,331
2.75%, 04/15/2031	168,000	168,743
CyrusOne LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	958,000	1,000,420
Life Storage LP 4.00%, 06/15/2029	563,000	625,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
National Retail Properties, Inc. 2.50%, 04/15/2030	$ 603,000	$ 610,365
Office Properties Income Trust 3.45%, 10/15/2031	778,000	760,421
Physicians Realty LP 2.63%, 11/01/2031	951,000	950,112
Piedmont Operating Partnership LP 2.75%, 04/01/2032 (D)	626,000	613,338
SBA Tower Trust
1.63%, 05/15/2051 (E)	1,595,000	1,573,711
1.88%, 07/15/2050 (E)	746,000	756,121
2.84%, 01/15/2050 (E)	2,715,000	2,816,278
3.45%, 03/15/2048 (E)	345,000	348,266
Simon Property Group LP 2.20%, 02/01/2031	717,000	703,306
Weyerhaeuser Co. 4.00%, 04/15/2030	1,001,000	1,123,554

		14,602,770

Food & Staples Retailing - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	1,194,000	1,133,525
Sysco Corp. 3.30%, 07/15/2026	945,000	1,012,659

		2,146,184

Food Products - 0.1%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	957,000	964,592
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	420,000	421,050

		1,385,642

Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	600,000	624,916
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	992,000	1,052,387
Koninklijke Philips NV 5.00%, 03/15/2042	355,000	458,278
Smith & Nephew PLC 2.03%, 10/14/2030	640,000	622,455

		2,758,036

Health Care Providers & Services - 0.5%
Anthem, Inc. 2.25%, 05/15/2030	721,000	720,312
Centene Corp.
3.00%, 10/15/2030	875,000	889,332
3.38%, 02/15/2030	510,000	522,750
Cigna Corp. 2.40%, 03/15/2030	862,000	871,186
CVS Health Corp.
2.70%, 08/21/2040	858,000	821,347
3.75%, 04/01/2030	967,000	1,066,005
HCA, Inc.
4.13%, 06/15/2029	520,000	576,202
5.25%, 04/15/2025	230,000	257,935
Health Care Service Corp. 2.20%, 06/01/2030 (E)	735,000	731,459

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Molina Healthcare, Inc. 4.38%, 06/15/2028 (E)	$ 500,000	$ 517,500

		6,974,028

Hotels, Restaurants & Leisure - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	211,000	213,056
3.80%, 02/15/2028	685,000	739,656
Hyatt Hotels Corp. 1.80%, 10/01/2024	417,000	418,533

		1,371,245

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	993,000	1,015,603

Industrial Conglomerates - 0.1%
General Electric Co.
4.35%, 05/01/2050	860,000	1,094,012
6.88%, 01/10/2039	75,000	114,082

		1,208,094

Insurance - 0.7%
American International Group, Inc.
3.88%, 01/15/2035	344,000	384,353
4.25%, 03/15/2029	540,000	614,832
CNO Global Funding 1.75%, 10/07/2026 (E)	1,089,000	1,081,232
Enstar Group Ltd. 3.10%, 09/01/2031	1,589,000	1,551,326
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031 (E) (H)	1,641,000	1,694,596
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	1,549,000	1,554,975
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (C), 10/01/2050	1,106,000	1,141,207
Reinsurance Group of America, Inc. 3-Month LIBOR + 2.67%, 2.78% (C), 12/15/2065	1,832,000	1,782,173

		9,804,694

Interactive Media & Services - 0.1%
Baidu, Inc. 4.38%, 05/14/2024	940,000	1,008,742
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	742,000	776,488

		1,785,230

IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (E)	763,000	728,932

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	295,000	408,612

Machinery - 0.1%
Flowserve Corp. 2.80%, 01/15/2032	782,000	768,057

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	562,000	638,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	$ 300,000	$ 307,860
Comcast Corp. 2.94%, 11/01/2056 (E)	372,000	358,178
NBCUniversal Media LLC 4.45%, 01/15/2043	456,000	551,658
ViacomCBS, Inc. 4.20%, 05/19/2032	588,000	669,648

		2,525,440

Metals & Mining - 0.3%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	1,063,000	1,152,257
4.75%, 04/10/2027 (E)	230,000	258,287
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,088,000	1,120,640
4.55%, 11/14/2024	481,000	520,091
Glencore Funding LLC 2.63%, 09/23/2031 (E)	837,000	815,809

		3,867,084

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	587,000	623,979
CMS Energy Corp.
3.88%, 03/01/2024	65,000	68,748
4.88%, 03/01/2044	141,000	180,511
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	158,000	160,987

		1,034,225

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	390,000	405,223
BP Capital Markets PLC 3.12%, 05/04/2026	1,481,000	1,578,624
Chevron USA, Inc. 3.25%, 10/15/2029	654,000	715,594
Energy Transfer LP
4.90%, 02/01/2024	356,000	380,591
5.15%, 02/01/2043	559,000	630,619
5.95%, 10/01/2043	499,000	613,837
7.60%, 02/01/2024	397,000	442,340
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,656,000	1,893,187
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	772,000	818,778
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,184,000	1,306,840
Petroleos Mexicanos
6.50%, 01/23/2029	385,000	401,131
6.84%, 01/23/2030	892,000	932,497
6.88%, 08/04/2026	340,000	371,110
7.69%, 01/23/2050	95,000	91,200
Pioneer Natural Resources Co. 2.15%, 01/15/2031	871,000	840,275
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	637,000	664,954

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	$ 573,000	$ 635,579
Shell International Finance BV
2.50%, 09/12/2026	1,057,000	1,111,423
3.75%, 09/12/2046	351,000	407,995
Williams Cos., Inc. 5.40%, 03/04/2044	97,000	122,164

		14,363,961

Pharmaceuticals - 0.3%
Astrazeneca Finance LLC 1.20%, 05/28/2026	388,000	384,587
AstraZeneca PLC 4.38%, 08/17/2048	626,000	816,409
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	716,000	806,332
Bristol-Myers Squibb Co. 1.45%, 11/13/2030 (D)	612,000	584,825
Royalty Pharma PLC 2.20%, 09/02/2030	925,000	895,672
Viatris, Inc. 2.30%, 06/22/2027	677,000	683,771
Zoetis, Inc. 2.00%, 05/15/2030	377,000	370,038

		4,541,634

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	879,000	915,149
Experian Finance PLC 2.75%, 03/08/2030 (E)	957,000	983,345

		1,898,494

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
4.38%, 05/01/2026 (E)	964,000	1,039,960
5.50%, 01/15/2026 (E)	415,000	464,886

		1,504,846

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc. 1.95%, 02/15/2028 (E)	464,000	454,607
Intel Corp. 2.88%, 05/11/2024	489,000	512,833
KLA Corp. 3.30%, 03/01/2050	730,000	780,645
Lam Research Corp. 3.75%, 03/15/2026	585,000	642,406
Microchip Technology, Inc. 0.98%, 09/01/2024 (E)	684,000	676,911
Micron Technology, Inc.
2.50%, 04/24/2023	267,000	274,356
2.70%, 04/15/2032 (F)	1,247,000	1,244,868
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	656,000	705,352
QUALCOMM, Inc.
3.25%, 05/20/2027	772,000	835,800
3.25%, 05/20/2050 (D)	487,000	531,417
Skyworks Solutions, Inc. 1.80%, 06/01/2026	379,000	379,457

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	$ 1,611,000	$ 1,497,554

		8,536,206

Software - 0.1%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	140,000	138,250
Infor, Inc. 1.75%, 07/15/2025 (E)	945,000	952,512
Intuit, Inc. 1.35%, 07/15/2027	570,000	558,818

		1,649,580

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.65%, 05/11/2050	637,000	628,345
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	797,000	939,257
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	762,000	810,575
Seagate HDD Cayman 4.13%, 01/15/2031	101,000	102,563
Western Digital Corp. 4.75%, 02/15/2026	1,505,000	1,649,856

		4,130,596

Tobacco - 0.2%
Altria Group, Inc. 2.45%, 02/04/2032	798,000	757,753
BAT Capital Corp.
2.26%, 03/25/2028	1,355,000	1,330,837
4.91%, 04/02/2030	560,000	634,838

		2,723,428

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	407,000	413,827
4.38%, 07/16/2042	300,000	358,739
Crown Castle Towers LLC 3.72%, 07/15/2043 (E)	160,000	163,510
Sprint Corp. 7.88%, 09/15/2023	640,000	709,600
T-Mobile USA, Inc.
3.50%, 04/15/2031 (D)	300,000	310,500
3.88%, 04/15/2030	1,616,000	1,767,818

		3,723,994

Total Corporate Debt Securities (Cost $176,511,069)		181,325,617

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025	330,000	347,955

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	400,000	406,696

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	235,000	245,429

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia (continued)
Colombia Government International Bond (continued)
4.50%, 01/28/2026	$ 850,000	$ 909,067

		1,154,496

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	1,310,000	1,471,769
5.38%, 10/17/2023 (E)	115,000	124,980

		1,596,749

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,126,000	1,218,996

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	315,000	341,605

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	125,000	149,990

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	275,000	283,069

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	209,300

Total Foreign Government Obligations (Cost $5,450,060)		5,708,856

MORTGAGE-BACKED SECURITIES - 2.6%
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	478,564	478,962
Series 2012-TFT, Class C,
3.56% (C), 06/05/2030 (E)	1,070,000	925,589
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (C), 11/05/2036 (E)	3,045,000	54,180
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	1,600,000	1,614,694
CIM Trust Series 2021-R6, Class A1, 1.43% (C), 07/25/2061 (E)	2,589,743	2,561,942
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	74,133	77,544
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	233,017
Series 2015-GC27, Class B,
3.77%, 02/10/2048	1,250,000	1,299,439
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (C), 06/25/2058 (E)	22,235	22,349
Series 2018-RP1, Class A1,
3.00% (C), 09/25/2064 (E)	318,899	325,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (C), 08/10/2050	$ 1,310,000	$ 1,388,305
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	94,720	93,989
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,191,373
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,415,000	2,556,473
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,050,000	3,204,884
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	825,365
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (C), 01/25/2060 (E)	1,873,551	1,827,080
Series 2021-RPL6, Class A1,
2.00% (C), 10/25/2060 (E)	1,601,347	1,610,199
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	1,250,000	1,291,142
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (C), 04/10/2031 (E)	675,000	675,702
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	716,158
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,995,761	1,659,562
Series 2013-C13, Class B,
4.08% (C), 01/15/2046	950,000	990,440
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (C), 04/25/2058 (E)	121,026	124,494
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	320,000	326,566
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (C), 07/26/2048 (E)	28,844	28,771
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (C), 12/25/2052 (E)	111,342	113,497
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (C), 01/25/2054 (E)	56,626	59,102
Series 2014-2A, Class A3,
3.75% (C), 05/25/2054 (E)	131,803	138,076
Series 2014-3A, Class AFX3,
3.75% (C), 11/25/2054 (E)	108,422	114,177
Series 2015-2A, Class A1,
3.75% (C), 08/25/2055 (E)	245,474	257,146
Series 2016-2A, Class A1,
3.75% (C), 11/26/2035 (E)	170,949	181,414

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-3A, Class A1B,
3.25% (C), 09/25/2056 (E)	$ 175,868	$ 183,596
Series 2016-4A, Class A1,
3.75% (C), 11/25/2056 (E)	227,227	241,597
Series 2017-1A, Class A1,
4.00% (C), 02/25/2057 (E)	506,723	538,074
Series 2017-2A, Class A3,
4.00% (C), 03/25/2057 (E)	1,149,644	1,226,349
Series 2017-3A, Class A1,
4.00% (C), 04/25/2057 (E)	729,385	776,268
Series 2017-4A, Class A1,
4.00% (C), 05/25/2057 (E)	535,913	566,360
Series 2018-1A, Class A1A,
4.00% (C), 12/25/2057 (E)	257,554	273,063
Series 2018-RPL1, Class A1,
3.50% (C), 12/25/2057 (E)	415,929	426,266
Series 2019-4A, Class A1B,
3.50% (C), 12/25/2058 (E)	1,375,580	1,434,728
Series 2019-5A, Class A1B,
3.50% (C), 08/25/2059 (E)	1,263,004	1,306,543
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,381,988
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	891,282
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	560,000	562,166

Total Mortgage-Backed Securities (Cost $37,328,771)		36,775,699

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.2%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	153,535	175,073
5.50%, 06/01/2041	58,994	68,914
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	2,547,000	2,495,320
2.81%, 01/25/2025	2,125,000	2,235,456
2.89%, 06/25/2027	917,991	964,534
3.01%, 07/25/2025	2,408,000	2,561,486
3.06% (C), 08/25/2024	1,820,000	1,905,856
3.49%, 01/25/2024	1,298,000	1,366,118
3.53% (C), 07/25/2023	1,000,000	1,044,345
Federal National Mortgage Association
12-Month LIBOR + 1.52%, 1.90% (C), 02/01/2043	35,584	35,784
3.33% (C), 10/25/2023	125,324	130,576
3.50%, 07/01/2028 - 11/01/2028	170,746	183,101
4.00%, 04/01/2026 - 06/01/2042	45,338	49,901
4.50%, 02/01/2025 - 06/01/2026	67,615	70,940
5.00%, 04/01/2039 - 11/01/2039	715,480	807,396
5.50%, 10/01/2036 - 12/01/2041	553,305	646,445
6.00%, 08/01/2036 - 06/01/2041	743,524	877,190
6.50%, 05/01/2040	68,433	79,339

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS 0.67% (C), 02/16/2053	$ 290,960	$ 6,251
Tennessee Valley Authority 5.88%, 04/01/2036	774,000	1,132,174
Uniform Mortgage-Backed Security
2.00%, TBA (F)	26,248,000	26,529,638
2.50%, TBA (F)	32,311,000	33,222,743
3.00%, TBA (F)	18,428,000	19,227,746
3.50%, TBA (F)	12,605,000	13,320,925
4.00%, TBA (F)	4,704,000	5,036,578

Total U.S. Government Agency Obligations (Cost $114,099,993)		114,173,829

U.S. GOVERNMENT OBLIGATIONS - 10.5%
U.S. Treasury - 9.4%
U.S. Treasury Bond
1.25%, 05/15/2050	7,862,000	6,635,712
1.88%, 02/15/2051	3,170,000	3,114,030
2.00%, 02/15/2050	1,799,000	1,816,709
2.25%, 08/15/2046	2,031,000	2,141,515
2.38%, 05/15/2051	1,090,000	1,196,275
2.50%, 02/15/2045 - 05/15/2046	7,240,000	7,949,515
2.75%, 08/15/2047 - 11/15/2047	2,367,900	2,751,744
2.88%, 08/15/2045 - 05/15/2049	2,261,600	2,681,400
3.00%, 05/15/2042 - 02/15/2049	2,313,400	2,812,166
3.13%, 02/15/2042	1,140,600	1,361,057
3.13%, 05/15/2048 (D)	51,000	63,523
3.63%, 02/15/2044	2,903,000	3,759,498
4.50%, 02/15/2036 (D)	2,035,500	2,797,222
5.25%, 02/15/2029	1,098,000	1,386,096
U.S. Treasury Note
0.13%, 05/31/2022 - 05/31/2023	10,822,000	10,800,338
0.25%, 05/31/2025 - 08/31/2025	7,146,000	6,959,736
0.63%, 05/15/2030 - 08/15/2030	8,926,000	8,286,637
0.88%, 06/30/2026	848,200	837,299
1.13%, 02/15/2031 (D)	6,596,000	6,365,140
1.50%, 08/15/2026	5,349,000	5,431,115
1.50%, 02/15/2030 (D)	2,635,100	2,639,114
1.63%, 02/15/2026 - 08/15/2029 (D)	5,669,000	5,772,140
1.63%, 05/15/2031	9,131,600	9,200,087
1.75%, 05/15/2023 (D)	3,387,000	3,458,312
2.13%, 06/30/2022 (D)	2,970,000	3,009,677
2.25%, 11/15/2025 (D)	2,153,100	2,256,970
2.25%, 11/15/2027	1,464,500	1,541,386
2.38%, 01/31/2023	2,773,100	2,845,677
2.50%, 08/15/2023 - 05/15/2024	9,090,000	9,474,901
2.63% (I), 12/15/2021	1,977,000	1,982,996
2.63%, 02/15/2029	653,500	706,291
2.88%, 05/15/2028 - 08/15/2028	7,295,300	7,967,949
3.13%, 11/15/2028 (D)	1,189,500	1,323,551

		131,325,778

U.S. Treasury Inflation-Protected Securities - 1.1%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	1,692,824	1,973,132
1.75%, 01/15/2028	979,305	1,182,760
2.50%, 01/15/2029	3,332,536	4,286,149
U.S. Treasury Inflation-Indexed Note
0.13%, 07/15/2030	2,251,201	2,506,000

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.63%, 01/15/2024	$ 4,705,893	$ 5,037,787

		14,985,828

Total U.S. Government Obligations (Cost $142,254,719)		146,311,606

COMMERCIAL PAPER - 6.4%
Banks - 2.1%
HSBC Bank PLC 0.10% (I), 01/07/2022	3,250,000	3,248,862
Korea Development Bank 0.10% (I), 12/08/2021	3,710,000	3,709,629
Lloyds Bank PLC 0.10% (I), 12/08/2021	3,800,000	3,799,620
Macquarie Bank Ltd. 0.11% (I), 12/07/2021	5,000,000	4,999,372
Manhattan Asset Funding Co. LLC 0.11% (I), 01/25/2022	965,000	964,696
Natixis SA 0.11% (I), 12/02/2021	4,700,000	4,699,645
Skandinaviska Enskilda Banken AB 0.10% (I), 12/28/2021	2,535,000	2,534,662
Sumitomo Mitsui Banking Corp. 0.14% (I), 02/09/2022	4,650,000	4,648,177

		28,604,663

Capital Markets - 0.5%
Cedar Springs Capital Co. LLC 0.12% (I), 11/15/2021	2,600,000	2,599,888
Ionic Capital III Trust 0.11% (I), 11/05/2021	4,750,000	4,749,922

		7,349,810

Diversified Financial Services - 3.0%
Alinghi Funding Co. LLC 0.11% (I), 01/11/2022	5,015,000	5,013,505
Anglesea Funding LLC 0.10% (I), 12/02/2021	4,750,000	4,749,565
ING US Funding LLC 0.08% (I), 12/17/2021	1,960,000	1,959,760
Le Fayette Asset Securitization LLC 0.10% (I), 12/16/2021	5,000,000	4,999,320
LMA-Americas LLC 0.12% (I), 11/17/2021	5,512,000	5,511,730
Mont Blanc Capital Corp. 0.11% (I), 11/19/2021	5,000,000	4,999,726
Nieuw Amsterdam Receivables Corp. BV 0.08% (I), 11/03/2021	3,250,000	3,249,962
Sheffield Receivables Co. LLC 0.12% (I), 11/10/2021	4,510,000	4,509,868
Starbird Funding Corp. 0.10% (I), 11/02/2021	3,100,000	3,099,971
Victory Receivables Corp.
0.08% (I), 12/06/2021	3,606,000	3,605,627
0.10% (I), 11/18/2021	688,000	687,964

		42,386,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

COMMERCIAL PAPER (continued)
Food Products - 0.4%
Britannia Funding Co. 0.15% (I), 02/10/2022	$ 5,000,000	$ 4,997,472

Health Care Providers & Services - 0.4%
Columbia Funding Co. LLC 0.13% (I), 01/25/2022	5,166,000	5,163,740

Total Commercial Paper (Cost $88,505,021)		88,502,683

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.02% (I), 12/30/2021	3,956,000	3,955,465
0.04% (I), 12/09/2021 (D)	6,304,000	6,303,578
0.05% (I), 11/04/2021	400,000	399,999

Total Short-Term U.S. Government Obligations (Cost $10,659,573)		10,659,042

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (I)	3,386,493	3,386,493

Total Other Investment Company (Cost $3,386,493)		3,386,493

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.00% (I), dated 10/29/2021, to be repurchased at $17,355,827 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $17,703,113.	$17,355,827	$ 17,355,827

Total Repurchase Agreement (Cost $17,355,827)		17,355,827

Total Investments (Cost $1,062,986,650)		1,492,716,041
Net Other Assets (Liabilities) - (7.0)%		(98,040,935)

Net Assets - 100.0%		$1,394,675,106

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	37	12/31/2021	$8,147,305	$8,112,250	$—	$(35,055)
S&P 500® E-Mini Index	41	12/17/2021	9,147,221	9,423,850	276,629	—

Total Futures Contracts					$276,629	$(35,055)

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$850,100,675	$—	$—	$850,100,675
Preferred Stocks	353,123	—	—	353,123
Asset-Backed Securities	—	38,062,591	—	38,062,591
Corporate Debt Securities	—	181,325,617	—	181,325,617
Foreign Government Obligations	—	5,708,856	—	5,708,856
Mortgage-Backed Securities	—	36,775,699	—	36,775,699
U.S. Government Agency Obligations	—	114,173,829	—	114,173,829
U.S. Government Obligations	—	146,311,606	—	146,311,606
Commercial Paper	—	88,502,683	—	88,502,683
Short-Term U.S. Government Obligations	—	10,659,042	—	10,659,042
Other Investment Company	3,386,493	—	—	3,386,493
Repurchase Agreement	—	17,355,827	—	17,355,827

Total Investments	$853,840,291	$638,875,750	$—	$1,492,716,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (K)	$276,629	$—	$—	$276,629

Total Other Financial Instruments	$276,629	$—	$—	$276,629

LIABILITIES
Other Financial Instruments
Futures Contracts (K)	$(35,055)	$—	$—	$(35,055)

Total Other Financial Instruments	$(35,055)	$—	$—	$(35,055)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $33,797,384, collateralized by cash collateral of $3,386,493 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $31,101,599. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $121,946,889, representing 8.7% of the Fund’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	03/01/2021 - 09/29/2021	$1,655,237	$1,694,596	0.1%

(I)	Rates disclosed reflect the yields at October 31, 2021.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Short-Term Bond (Class I2) returned 1.77%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 0.02%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2021, short-term rates have stayed at near 0.00% levels due to accommodative fiscal and monetary policy in response to the COVID-19 pandemic. In light of this, the sub-adviser maintained a structural bias to underweight U.S. Treasury securities and overweight spread-based assets on the front part of the curve. Investment grade corporate bonds remained a core holding throughout the fiscal year. While the sub-adviser continued to like financials given the strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity. The sub-adviser continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved and have room to continue to do so as the economy and markets continue to normalize.

For the last 12-month period ended October 31, 2021, the largest drivers of relative returns were coupon carry and spread-related impacts. Spreads in many risk-based assets were supported throughout the fiscal year by strong market technicals and generally improving fundamental outlooks. Portfolio duration and curve positioning over the 12-month period was a modest detractor to relative returns, largely due to modest portfolio exposure to the 3+ year portion of the curve.

At an asset class level, ex-index exposure to commercial mortgage-backed securities and asset-backed securities, as well as security selection in and an overweight to investment grade corporate credit contributed positively to relative returns. Modest detractors included the Fund’s ex-index allocation to non-agency residential mortgage-backed securities and an underweight to emerging markets debt.

Within corporate credit, non-US banking, transportation and financial services were the largest contributors to relative performance while services, retail and insurance contributed the least.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Norbert King

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	69.2%
Mortgage-Backed Securities	17.2
Asset-Backed Securities	12.6
Repurchase Agreement	1.8
Other Investment Company	0.7
Loan Assignment	0.2
Foreign Government Obligation	0.1
U.S. Government Agency Obligation	0.0 *
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.48
Duration †	1.72

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0 *%
AAA	13.1
AA	4.4
A	24.7
BBB	51.5
BB	5.5
B	0.8
CCC and Below	0.1
Not Rated	1.7
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(1.03)%	1.75%	2.22%	11/01/2007
Class A (NAV)	1.46%	2.26%	2.47%	11/01/2007
Class C (POP)	(0.33)%	1.47%	1.69%	11/01/2007
Class C (NAV)	0.67%	1.47%	1.69%	11/01/2007
Class I (NAV)	1.57%	2.47%	2.69%	11/30/2009
Class I2 (NAV)	1.77%	2.57%	2.79%	11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	0.02%	1.86%	1.46%
Class R6 (NAV)	1.77%	2.60%	2.45%	05/29/2015

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 12.6%
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	$3,383,701	$3,351,780
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	6,493,656	6,431,068
Series 2021-1H, Class C, 2.35%, 10/20/2040 (A)	5,378,756	5,380,669
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 08/15/2046 (A)	9,300,000	9,256,026
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month LIBOR + 1.14%, 1.27% (B), 07/22/2032 (A)	10,000,000	10,004,390
Anchorage Capital CLO 9 Ltd. Series 2016-9A, Class AR2, 3-Month LIBOR + 1.14%, 1.26% (B), 07/15/2032 (A)	10,000,000	10,000,700
Apidos CLO XXXI Series 2019-31A, Class BR, 3-Month LIBOR + 1.55%, 1.67% (B), 04/15/2031 (A)	9,500,000	9,506,080
Aqua Finance Trust 1.54%, 07/17/2046 (A)	8,400,000	8,357,625
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	189,058	189,296
BXG Receivables Note Trust
Series 2013-A, Class A, 3.01%, 12/04/2028 (A)	1,791,982	1,791,985
Series 2017-A, Class A, 2.95%, 10/04/2032 (A)	3,297,510	3,349,138
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	7,355,240	7,269,865
CF Hippolyta LLC Series 2020-1, Class B1, 2.28%, 07/15/2060 (A)	6,057,437	6,093,487
CIFC Funding Ltd. Series 2015-2A, Class BR2, 3-Month LIBOR + 1.50%, 1.62% (B), 04/15/2030 (A)	16,300,000	16,274,768
CWABS, Inc. Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.15%, 0.24% (B), 03/25/2047	4,189,857	4,145,349
Diamond Resorts Owner Trust
Series 2017-1A, Class A, 3.27%, 10/22/2029 (A)	2,725,488	2,748,904
Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	3,873,601	3,948,210
Series 2021-1A, Class B, 2.05%, 11/21/2033 (A)	3,493,108	3,487,543
Series 2021-1A, Class C, 2.70%, 11/21/2033 (A)	3,260,234	3,264,839
DT Auto Owner Trust
Series 2020-1A, Class A, 1.94%, 09/15/2023 (A)	25,128	25,146

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust (continued)
Series 2020-1A, Class B, 2.16%, 05/15/2024 (A)	$ 3,000,000	$ 3,014,419
Halcyon Loan Advisors Funding Ltd.
Series 2014-3A, Class B1R,
3-Month LIBOR + 1.70%, 1.83% (B), 10/22/2025 (A)	2,340,362	2,341,424
Series 2015-1A, Class B1R,
3-Month LIBOR + 1.55%, 1.68% (B), 04/20/2027 (A)	6,995,349	6,997,105
Hilton Grand Vacations Trust
Series 2019-AA, Class A, 2.34%, 07/25/2033 (A)	5,217,721	5,316,655
Series 2020-AA, Class A, 2.74%, 02/25/2039 (A)	4,001,571	4,136,063
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	5,419,279	5,500,514
Mountain View CLO Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 1.57% (B), 10/15/2026 (A)	6,448,474	6,450,918
MVW LLC
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	4,202,492	4,254,550
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	5,133,863	5,169,785
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (A)	5,913,632	5,860,983
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	5,030,542	5,132,368
Nelnet Student Loan Trust Series 2021-A, Class APT1, 1.36%, 04/20/2062 (A)	8,978,220	8,891,644
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1, 1.03%, 12/16/2052 (A)	20,000,000	19,972,512
Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (A)	16,000,000	15,935,742
Series 2020-T1, Class CT1, 2.27%, 08/15/2053 (A)	1,780,000	1,779,947
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	15,000,000	15,009,029
Series 2020-T3, Class AT3, 1.32%, 10/15/2052 (A)	12,000,000	11,996,435
Series 2020-T3, Class BT3, 1.57%, 10/15/2052 (A)	1,500,000	1,502,382
Series 2020-T3, Class DT3, 2.46%, 10/15/2052 (A)	1,500,000	1,503,627
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (A)	14,758,000	14,753,449
Orange Lake Timeshare Trust
Series 2015-AA, Class A, 2.88%, 09/08/2027 (A)	1,438,310	1,438,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust (continued)
Series 2016-A, Class A, 2.61%, 03/08/2029 (A)	$ 3,284,201	$ 3,316,717
Series 2018-A, Class C, 3.74%, 11/08/2030 (A)	2,195,515	2,236,079
Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	4,245,173	4,337,105
OZLM Funding IV Ltd. Series 2013-4A, Class A2R, 3-Month LIBOR + 1.70%, 1.83% (B), 10/22/2030 (A)	6,000,000	5,973,660
PennantPark CLO Ltd. Series 2021-3A, Class A1, 3-Month LIBOR + 1.62%, 0.00% (B), 10/22/2032 (A) (C)	15,000,000	14,996,250
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class B, 3.65%, 06/20/2035 (A)	4,204,610	4,306,458
Series 2018-3A, Class A, 3.69%, 09/20/2035 (A)	1,891,946	1,956,947
Series 2018-3A, Class D, 5.20%, 09/20/2035 (A)	1,849,377	1,904,464
Series 2019-2A, Class C, 3.12%, 05/20/2036 (A)	3,326,118	3,375,339
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	4,374,225	4,350,007
Series 2020-2A, Class C, 3.51%, 07/20/2037 (A)	3,827,447	3,895,473
Series 2021-1A, Class B, 1.34%, 11/20/2037 (A)	9,489,601	9,400,833
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (A)	6,550,000	6,561,309
TICP CLO III Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 1.48% (B), 04/20/2028 (A)	10,000,000	10,000,670
Towd Point Mortgage Trust
Series 2016-3, Class A1, 2.25% (B), 04/25/2056 (A)	667,849	668,955
Series 2016-5, Class A1, 2.50% (B), 10/25/2056 (A)	3,223,493	3,257,541
Series 2017-2, Class A1, 2.75% (B), 04/25/2057 (A)	2,186,088	2,210,578
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	4,171,022	4,224,902
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	5,199,997	5,303,352
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	8,741,983	8,893,468
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	5,264,271	5,341,121
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	13,786,948	14,137,062
Series 2018-3, Class A1, 3.75% (B), 05/25/2058 (A)	4,989,993	5,197,148

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	$ 10,334,237	$ 10,641,244
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	13,481,593	13,558,909
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	7,270,000	7,183,741
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	8,177,604	8,308,637
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	2,220,380	2,250,028
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4,
3-Month LIBOR + 1.55%, 1.68% (B), 07/20/2029 (A)	10,000,000	10,000,710
Series 2016-1A, Class BR,
3-Month LIBOR + 1.50%, 1.63% (B), 04/20/2028 (A)	15,000,000	15,002,040
Series 2017-2A, Class A2R,
3-Month LIBOR + 1.62%, 1.75% (B), 10/20/2029 (A)	15,000,000	14,984,115

Total Asset-Backed Securities (Cost $468,320,229)		469,610,204

CORPORATE DEBT SECURITIES - 69.2%
Aerospace & Defense - 1.0%
Boeing Co.
1.43%, 02/04/2024	8,549,000	8,553,873
1.95%, 02/01/2024	9,965,000	10,147,175
Huntington Ingalls Industries, Inc. 0.67%, 08/16/2023 (A)	9,907,000	9,875,405
L3 Harris Technologies, Inc. 3.85%, 06/15/2023	9,968,000	10,450,732

		39,027,185

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 1.65%, 07/15/2026 (A)	10,966,000	10,773,876

Airlines - 1.1%
American Airlines Pass-Through Trust 4.38%, 04/01/2024	3,110,598	3,111,850
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	6,212,000	6,458,162
Delta Air Lines, Inc. 3.80%, 04/19/2023	9,957,000	10,321,386
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	143,220	143,190
Southwest Airlines Co. 5.25%, 05/04/2025	16,194,000	18,157,108
US Airways Pass-Through Trust 3.95%, 05/15/2027	4,171,785	4,247,591

		42,439,287

Auto Components - 0.8%
BorgWarner, Inc. 5.00%, 10/01/2025 (A)	25,318,000	28,616,117

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 16.4%
AIB Group PLC 4.75%, 10/12/2023 (A)	$ 8,438,000	$ 9,016,569
Banco Santander SA
Fixed until 06/30/2023, 0.70% (B), 06/30/2024	13,000,000	12,961,136
2.71%, 06/27/2024	8,400,000	8,758,788
3.85%, 04/12/2023	4,600,000	4,805,365
Bank of America Corp.
3-Month LIBOR + 0.77%, 0.89% (B), 02/05/2026	9,968,000	10,094,733
SOFR + 0.97%, 1.02% (B), 07/22/2027	10,966,000	11,131,447
Fixed until 10/22/2024, 2.46% (B), 10/22/2025	9,821,000	10,155,722
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	20,825,000	21,371,150
Banque Federative du Credit Mutuel SA
0.65%, 02/27/2024 (A)	10,000,000	9,920,258
2.13%, 11/21/2022 (A)	4,991,000	5,080,212
Barclays PLC
3-Month LIBOR + 1.38%, 1.50% (B), 05/16/2024	13,510,000	13,721,531
5.20%, 05/12/2026	13,335,000	15,061,882
BNP Paribas SA 3.38%, 01/09/2025 (A)	13,460,000	14,236,764
BPCE SA 5.15%, 07/21/2024 (A)	14,000,000	15,329,566
Canadian Imperial Bank of Commerce 0.45%, 06/22/2023	10,895,000	10,855,834
Fixed until 07/22/2022, 2.61% (B), 07/22/2023	4,425,000	4,489,956
CIT Bank NA Fixed until 09/27/2024, 2.97% (B), 09/27/2025	6,927,000	7,134,810
Citigroup, Inc. 3-Month LIBOR + 1.02%, 1.14% (B), 06/01/2024	14,675,000	14,863,592
Commerzbank AG 8.13%, 09/19/2023 (A) (D)	8,000,000	8,961,584
Cooperatieve Rabobank UA
Fixed until 06/24/2025, 1.34% (B), 06/24/2026 (A)	5,000,000	4,967,549
2.63%, 07/22/2024 (A)	10,000,000	10,424,440
3.95%, 11/09/2022	10,100,000	10,438,139
Credit Agricole SA 4.38%, 03/17/2025 (A)	9,207,000	9,975,969
Credit Suisse AG
SOFR + 0.39%, 0.44% (B), 02/02/2024	16,749,000	16,719,198
3.63%, 09/09/2024	6,936,000	7,415,310
6.50%, 08/08/2023 (A)	5,462,000	5,947,026
Danske Bank A/S
Fixed until 09/10/2024, 0.98% (B), 09/10/2025 (A)	11,000,000	10,915,515
1.23%, 06/22/2024 (A)	10,000,000	10,061,974
DnB Bank ASA Fixed until 09/30/2024, 0.86% (B), 09/30/2025 (A)	14,000,000	13,900,619

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Fifth Third Bancorp 3.65%, 01/25/2024	$ 10,000,000	$ 10,577,785
First Niagara Financial Group, Inc. 7.25%, 12/15/2021	6,340,000	6,392,413
HSBC Holdings PLC
Fixed until 08/17/2023, 0.73% (B), 08/17/2024	11,000,000	10,957,936
3-Month LIBOR + 1.00%, 1.12% (B), 05/18/2024	10,000,000	10,095,758
Huntington Bancshares, Inc. 2.30%, 01/14/2022	6,266,000	6,280,989
Intesa Sanpaolo SpA
3.25%, 09/23/2024 (A)	11,000,000	11,533,392
3.38%, 01/12/2023 (A)	5,000,000	5,148,748
JPMorgan Chase & Co.
SOFR + 0.58%, 0.63% (B), 03/16/2024	10,000,000	10,033,674
SOFR + 0.89%, 0.93% (B), 04/22/2027	14,954,000	15,148,316
Fixed until 07/23/2023, 3.80% (B), 07/23/2024	6,481,000	6,810,838
3.88%, 09/10/2024	4,920,000	5,290,155
Fixed until 12/05/2023, 4.02% (B), 12/05/2024	10,000,000	10,631,539
Lloyds Banking Group PLC
Fixed until 05/11/2023, 0.70% (B), 05/11/2024	10,000,000	9,987,074
4.50%, 11/04/2024	10,740,000	11,683,838
Natwest Group PLC
6.00%, 12/19/2023	12,464,000	13,716,399
6.13%, 12/15/2022	4,985,000	5,280,516
Nordea Bank Abp 1.00%, 06/09/2023 (A)	8,797,000	8,863,611
PNC Financial Services Group, Inc. 3.90%, 04/29/2024	7,811,000	8,349,703
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (A)	2,357,000	2,599,116
Santander UK PLC 5.00%, 11/07/2023 (A)	10,000,000	10,736,200
Skandinaviska Enskilda Banken AB 0.65%, 09/09/2024 (A)	22,000,000	21,772,960
Standard Chartered PLC
Fixed until 01/12/2024, 0.99% (B), 01/12/2025 (A)	5,000,000	4,957,071
Fixed until 10/14/2022, 1.32% (B), 10/14/2023 (A)	10,220,000	10,264,325
Swedbank AB 1.30%, 06/02/2023 (A)	9,000,000	9,089,462
Synovus Bank Fixed until 02/10/2022, 2.29% (B), 02/10/2023	9,052,000	9,083,048
Truist Bank SOFR + 0.73%, 0.78% (B), 03/09/2023	7,250,000	7,305,511
UniCredit SpA
Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	8,885,000	8,935,945
6.57%, 01/14/2022 (A)	15,000,000	15,168,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
US Bancorp 2.40%, 07/30/2024	$ 9,070,000	$ 9,425,634
Wells Fargo & Co.
3.30%, 09/09/2024	11,739,000	12,490,505
3.75%, 01/24/2024	14,000,000	14,854,531

		612,182,154

Beverages - 0.6%
Keurig Dr. Pepper, Inc.
0.75%, 03/15/2024	15,849,000	15,789,560
4.42%, 05/25/2025	7,016,000	7,719,857

		23,509,417

Biotechnology - 0.9%
AbbVie, Inc.
2.90%, 11/06/2022	9,969,000	10,195,496
3.80%, 03/15/2025	9,966,000	10,742,075
Gilead Sciences, Inc. 0.75%, 09/29/2023	11,877,000	11,858,979

		32,796,550

Building Products - 0.5%
Carlisle Cos., Inc. 0.55%, 09/01/2023	6,980,000	6,954,230
Owens Corning 4.20%, 12/01/2024	9,968,000	10,798,150

		17,752,380

Capital Markets - 3.8%
Charles Schwab Corp. 2.65%, 01/25/2023	9,964,000	10,217,902
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	6,000,000	6,416,165
4.50%, 04/01/2025	14,000,000	15,023,552
Goldman Sachs Group, Inc.
SOFR + 0.58%, 0.63% (B), 03/08/2024	16,824,000	16,846,667
3-Month LIBOR + 1.17%, 1.29% (B), 05/15/2026	4,984,000	5,092,104
Intercontinental Exchange, Inc. 0.70%, 06/15/2023	8,712,000	8,718,857
Macquarie Group Ltd.
SOFR + 0.71%, 0.76% (B), 10/14/2025 (A) (D)	11,965,000	11,984,883
Fixed until 01/12/2026, 1.34% (B), 01/12/2027 (A)	14,952,000	14,683,203
Morgan Stanley
Fixed until 07/22/2024, 2.72% (B), 07/22/2025	4,981,000	5,171,352
4.10%, 05/22/2023	14,873,000	15,629,705
4.88%, 11/01/2022	25,065,000	26,127,164
UBS AG 1.75%, 04/21/2022 (A)	4,441,000	4,463,690
UBS Group AG Fixed until 07/30/2023, 1.01% (B), 07/30/2024 (A)	3,000,000	3,003,537

		143,378,781

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals - 1.2%
DuPont de Nemours, Inc. 4.21%, 11/15/2023	$ 20,112,000	$ 21,441,379
International Flavors & Fragrances, Inc. 0.70%, 09/15/2022 (A)	4,322,000	4,325,578
LYB International Finance III LLC 1.25%, 10/01/2025	4,983,000	4,933,542
Syngenta Finance NV 4.44%, 04/24/2023 (A)	10,000,000	10,413,009
Westlake Chemical Corp. 0.88%, 08/15/2024	4,870,000	4,869,839

		45,983,347

Commercial Services & Supplies - 0.8%
Ashtead Capital, Inc. 1.50%, 08/12/2026 (A)	8,869,000	8,704,162
Triton Container International Ltd. 0.80%, 08/01/2023 (A)	19,832,000	19,753,334

		28,457,496

Communications Equipment - 0.3%
Telefonaktiebolaget LM Ericsson 4.13%, 05/15/2022	10,889,000	11,093,169

Construction Materials - 0.8%
CRH America, Inc. 3.88%, 05/18/2025 (A)	10,000,000	10,784,636
Martin Marietta Materials, Inc. 0.65%, 07/15/2023	19,809,000	19,806,243

		30,590,879

Consumer Finance - 4.5%
Ally Financial, Inc.
4.13%, 02/13/2022	8,145,000	8,229,607
5.75%, 11/20/2025	16,948,000	19,241,786
American Express Co. 3.40%, 02/22/2024 (D)	17,634,000	18,604,049
American Honda Finance Corp. 0.88%, 07/07/2023	11,959,000	12,022,229
Daimler Finance North America LLC
0.75%, 03/01/2024 (A)	13,548,000	13,490,066
3.40%, 02/22/2022 (A)	7,000,000	7,065,291
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	2,006,000	2,003,673
3.38%, 11/13/2025	7,233,000	7,430,099
General Motors Financial Co., Inc.
SOFR + 0.76%, 0.81% (B), 03/08/2024	14,954,000	15,044,252
2.75%, 06/20/2025	9,971,000	10,353,817
4.15%, 06/19/2023	4,587,000	4,816,158
Hyundai Capital America 0.80%, 04/03/2023 - 01/08/2024 (A)	24,933,000	24,844,277
Nissan Motor Acceptance Co. LLC 1.13%, 09/16/2024 (A) (D)	14,956,000	14,836,610
Volkswagen Group of America Finance LLC 2.70%, 09/26/2022 (A)	10,000,000	10,196,010

		168,177,924

Containers & Packaging - 1.0%
Avery Dennison Corp. 0.85%, 08/15/2024	14,954,000	14,852,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Berry Global, Inc.
0.95%, 02/15/2024	$ 5,506,000	$ 5,468,944
1.57%, 01/15/2026	4,984,000	4,923,295
4.88%, 07/15/2026 (A)	9,968,000	10,441,480

		35,685,773

Diversified Consumer Services - 0.5%
Nationwide Building Society
0.55%, 01/22/2024 (A)	10,000,000	9,903,080
Fixed until 03/08/2023, 3.77% (B), 03/08/2024 (A)	6,821,000	7,080,682

		16,983,762

Diversified Financial Services - 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.65%, 10/29/2024	14,842,000	14,858,211
3.30%, 01/23/2023	6,030,000	6,200,991
AIG Global Funding 0.65%, 06/17/2024 (A)	10,966,000	10,853,417
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	2,234,000	2,205,394
3.88%, 05/01/2023 (A)	7,000,000	7,274,992
5.50%, 12/15/2024 (A)	10,832,000	12,023,281
Element Fleet Management Corp.
1.60%, 04/06/2024 (A) (D)	2,998,000	3,018,190
3.85%, 06/15/2025 (A) (D)	8,707,000	9,334,796
Voya Financial, Inc. 3.13%, 07/15/2024	9,332,000	9,831,342

		75,600,614

Diversified Telecommunication Services - 1.2%
AT&T, Inc.
SOFR + 0.64%, 0.69% (B), 03/25/2024	6,928,000	6,934,529
0.90%, 03/25/2024	19,939,000	19,940,390
Verizon Communications, Inc. SOFR + 0.79%, 0.84% (B), 03/20/2026	16,946,000	17,244,419

		44,119,338

Electric Utilities - 4.1%
American Electric Power Co., Inc.
0.75%, 11/01/2023	9,842,000	9,818,991
2.95%, 12/15/2022	8,469,000	8,642,638
Duke Energy Corp. 3.05%, 08/15/2022	21,461,000	21,764,841
Enel Finance International NV 2.65%, 09/10/2024 (A)	18,000,000	18,729,198
Entergy Louisiana LLC 0.95%, 10/01/2024	14,957,000	14,881,817
Evergy, Inc. 2.45%, 09/15/2024	11,565,000	11,976,722
FirstEnergy Corp. 4.75%, 03/15/2023	6,261,000	6,487,711
Georgia Power Co. 2.10%, 07/30/2023	7,441,000	7,613,775
Metropolitan Edison Co. 3.50%, 03/15/2023 (A)	12,044,000	12,367,330

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc. SOFR + 0.54%, 0.59% (B), 03/01/2023	$ 9,635,000	$ 9,672,576
Oncor Electric Delivery Co. LLC 2.75%, 06/01/2024	10,771,000	11,267,695
Pacific Gas & Electric Co. 1.75%, 06/16/2022	8,781,000	8,759,911
Southern Co. 0.60%, 02/26/2024	9,968,000	9,883,571

		151,866,776

Electrical Equipment - 0.6%
Siemens Financieringsmaatschappij NV
SOFR + 0.43%, 0.48% (B), 03/11/2024 (A)	10,000,000	10,069,520
3.13%, 03/16/2024 (A)	12,500,000	13,160,550

		23,230,070

Equity Real Estate Investment Trusts - 3.2%
American Tower Corp. 3.00%, 06/15/2023	17,032,000	17,647,635
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 04/15/2023	17,658,000	18,445,190
CyrusOne LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	13,044,000	13,621,588
HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 06/15/2026 (A)	11,215,000	11,116,869
National Retail Properties, Inc. 3.60%, 12/15/2026	9,370,000	10,071,977
Office Properties Income Trust 2.65%, 06/15/2026	9,969,000	9,964,390
Ventas Realty LP 3.25%, 10/15/2026	10,968,000	11,686,465
VEREIT Operating Partnership LP 4.60%, 02/06/2024 (E)	23,370,000	25,012,361

		117,566,475

Food & Staples Retailing - 0.5%
7-Eleven, Inc. 0.80%, 02/10/2024 (A)	14,868,000	14,764,867
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 3.50%, 02/15/2023 (A)	3,984,000	4,053,720

		18,818,587

Food Products - 0.4%
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	3,594,000	3,607,315
Cargill, Inc. 1.38%, 07/23/2023 (A)	9,965,000	10,092,585

		13,699,900

Health Care Equipment & Supplies - 0.6%
Becton Dickinson & Co. 3-Month LIBOR + 1.03%, 1.15% (B), 06/06/2022	2,726,000	2,740,511
DH Europe Finance II SARL 2.05%, 11/15/2022	10,888,000	11,058,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Stryker Corp. 0.60%, 12/01/2023	$ 8,974,000	$ 8,951,416

		22,750,281

Health Care Providers & Services - 1.3%
Cigna Corp.
0.61%, 03/15/2024	4,941,000	4,909,090
3-Month LIBOR + 0.89%, 1.01% (B), 07/15/2023	12,689,000	12,824,771
CVS Health Corp. 2.63%, 08/15/2024	4,979,000	5,188,818
HCA, Inc. 5.00%, 03/15/2024	14,941,000	16,260,272
Laboratory Corp. of America Holdings 2.30%, 12/01/2024	9,959,000	10,286,899

		49,469,850

Hotels, Restaurants & Leisure - 0.7%
Expedia Group, Inc. 4.50%, 08/15/2024	4,287,000	4,631,851
GLP Capital LP / GLP Financing II, Inc. 3.35%, 09/01/2024	4,479,000	4,719,164
Hyatt Hotels Corp. 1.30%, 10/01/2023	6,980,000	6,985,592
Las Vegas Sands Corp. 3.20%, 08/08/2024	8,963,000	9,163,747

		25,500,354

Household Durables - 0.7%
Lennar Corp. 5.88%, 11/15/2024	21,852,000	24,361,484
Newell Brands, Inc. 4.35%, 04/01/2023	2,235,000	2,326,925

		26,688,409

Insurance - 3.2%
Aon Corp. 2.20%, 11/15/2022	7,967,000	8,100,482
Athene Global Funding
1.20%, 10/13/2023 (A)	9,881,000	9,959,682
3.00%, 07/01/2022 (A)	4,205,000	4,269,879
Brighthouse Financial Global Funding 1.00%, 04/12/2024 (A)	14,953,000	14,917,273
Brown & Brown, Inc. 4.20%, 09/15/2024	12,098,000	13,058,693
CNO Global Funding 1.75%, 10/07/2026 (A)	10,000,000	9,928,668
Five Corners Funding Trust 4.42%, 11/15/2023 (A)	8,785,000	9,426,968
GA Global Funding Trust 0.80%, 09/13/2024 (A)	22,850,000	22,599,373
Jackson National Life Global Funding 3.30%, 02/01/2022 (A)	9,000,000	9,065,371
Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	8,778,000	9,371,145
Security Benefit Global Funding 1.25%, 05/17/2024 (A)	9,969,000	9,972,997

		120,670,531

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services - 0.8%
DXC Technology Co. 1.80%, 09/15/2026	$ 6,650,000	$ 6,551,370
Fidelity National Information Services, Inc. 0.38%, 03/01/2023	8,789,000	8,762,675
Fiserv, Inc. 2.75%, 07/01/2024	13,481,000	14,072,411

		29,386,456

Leisure Products - 0.4%
Brunswick Corp. 0.85%, 08/18/2024	14,860,000	14,719,657

Machinery - 0.3%
Otis Worldwide Corp. 3-Month LIBOR + 0.45%, 0.58% (B), 04/05/2023	9,962,000	9,962,735

Media - 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	14,947,000	16,623,419
Comcast Corp. 3.70%, 04/15/2024	6,390,000	6,814,217
CSC Holdings LLC 6.75%, 11/15/2021	8,655,000	8,665,819
Discovery Communications LLC 2.95%, 03/20/2023	6,297,000	6,483,140
ViacomCBS, Inc. 4.75%, 05/15/2025	4,463,000	4,952,480

		43,539,075

Metals & Mining - 0.7%
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	12,178,000	12,543,340
4.55%, 11/14/2024	5,068,000	5,479,876
Glencore Funding LLC 3.00%, 10/27/2022 (A) (D)	6,974,000	7,110,342

		25,133,558

Multi-Utilities - 1.4%
Black Hills Corp.
1.04%, 08/23/2024	8,946,000	8,923,456
4.25%, 11/30/2023	9,898,000	10,521,545
Dominion Energy, Inc. 2.45%, 01/15/2023 (A)	7,820,000	7,993,132
DTE Energy Co. 2.53%, 10/01/2024	10,070,000	10,488,918
NiSource, Inc. 0.95%, 08/15/2025	14,951,000	14,661,636

		52,588,687

Oil, Gas & Consumable Fuels - 4.1%
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024	10,018,000	11,213,760
DCP Midstream Operating LP 5.38%, 07/15/2025 (D)	16,350,000	18,066,750
El Paso Natural Gas Co. LLC 8.63%, 01/15/2022	8,935,000	9,083,607
Energy Transfer LP 4.20%, 09/15/2023	4,980,000	5,250,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni SpA 4.00%, 09/12/2023 (A)	$ 8,629,000	$ 9,112,553
Kinder Morgan Energy Partners LP 4.30%, 05/01/2024	16,344,000	17,496,921
MPLX LP
3.50%, 12/01/2022	8,683,000	8,927,847
4.88%, 12/01/2024	5,661,000	6,205,291
Phillips 66 0.90%, 02/15/2024	10,499,000	10,471,256
Pioneer Natural Resources Co. 0.75%, 01/15/2024	9,927,000	9,869,335
Plains All American Pipeline LP / PAA Finance Corp.
3.60%, 11/01/2024	1,570,000	1,661,319
3.85%, 10/15/2023	6,324,000	6,621,067
4.65%, 10/15/2025	5,976,000	6,561,322
SA Global Sukuk Ltd. 0.95%, 06/17/2024 (A)	3,000,000	2,966,760
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	17,281,000	18,258,047
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	1,737,000	1,741,482
Williams Cos., Inc. 4.55%, 06/24/2024	7,966,000	8,623,636

		152,131,516

Pharmaceuticals - 1.4%
Bayer US Finance II LLC 3.88%, 12/15/2023 (A)	10,000,000	10,558,140
Bristol-Myers Squibb Co. 2.90%, 07/26/2024	5,430,000	5,715,188
Royalty Pharma PLC 0.75%, 09/02/2023	9,188,000	9,169,358
Takeda Pharmaceutical Co. Ltd. 4.40%, 11/26/2023	15,000,000	16,055,100
Viatris, Inc.
1.13%, 06/22/2022 (A)	4,078,000	4,092,081
1.65%, 06/22/2025	4,983,000	4,991,978

		50,581,845

Professional Services - 0.2%
Equifax, Inc. 2.60%, 12/01/2024	8,195,000	8,532,018

Road & Rail - 0.6%
Avolon Holdings Funding Ltd.
3.63%, 05/01/2022 (A)	12,397,000	12,533,652
5.50%, 01/15/2023 (A)	6,127,000	6,406,203
Union Pacific Corp. 3.50%, 06/08/2023	4,457,000	4,651,396

		23,591,251

Semiconductors & Semiconductor Equipment - 2.1%
KLA Corp. 4.65%, 11/01/2024	17,353,000	19,045,708
Microchip Technology, Inc.
0.97%, 02/15/2024 (A)	10,967,000	10,908,664
0.98%, 09/01/2024 (A)	10,254,000	10,147,730
Micron Technology, Inc. 2.50%, 04/24/2023	4,701,000	4,830,508

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP BV / NXP Funding LLC
3.88%, 09/01/2022 (A)	$ 10,000,000	$ 10,274,982
4.63%, 06/01/2023 (A)	10,000,000	10,582,638
QUALCOMM, Inc. 2.60%, 01/30/2023	5,815,000	5,959,445
Skyworks Solutions, Inc. 0.90%, 06/01/2023	6,931,000	6,932,144

		78,681,819

Software - 1.0%
Infor, Inc.
1.45%, 07/15/2023 (A)	11,692,000	11,779,163
1.75%, 07/15/2025 (A)	9,836,000	9,914,190
Intuit, Inc. 0.65%, 07/15/2023	10,450,000	10,460,069
VMware, Inc. 0.60%, 08/15/2023	6,978,000	6,963,651

		39,117,073

Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	9,113,000	9,208,596
4.45%, 10/02/2023	4,984,000	5,301,716

		14,510,312

Tobacco - 0.6%
BAT Capital Corp. 3.22%, 08/15/2024	6,562,000	6,899,992
BAT International Finance PLC 1.67%, 03/25/2026	14,947,000	14,783,496

		21,683,488

Trading Companies & Distributors - 0.4%
Air Lease Corp. 2.25%, 01/15/2023	15,548,000	15,821,376

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	7,966,000	8,420,912

Wireless Telecommunication Services - 0.4%
Sprint Corp. 7.88%, 09/15/2023	2,975,000	3,298,531
T-Mobile USA, Inc. 3.50%, 04/15/2025	10,291,000	10,976,933

		14,275,464

Total Corporate Debt Securities (Cost $2,558,056,557)		2,580,106,524

FOREIGN GOVERNMENT OBLIGATION - 0.1%
Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	2,175,000	2,276,137

Total Foreign Government Obligation (Cost $2,170,340)		2,276,137

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
LOAN ASSIGNMENT - 0.2%
Commercial Services & Supplies - 0.2%
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 4.75% (B), 03/04/2028	$ 9,950,000	$ 9,976,258

Total Loan Assignment (Cost $9,882,039)		9,976,258

MORTGAGE-BACKED SECURITIES - 17.2%
20 Times Square Trust
Series 2018-20TS, Class B, 3.10% (B), 05/15/2035 (A)	3,000,000	3,007,477
Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	10,900,000	10,781,944
280 Park Avenue Mortgage Trust Series 2017-280P, Class C, 1-Month LIBOR + 1.25%, 1.34% (B), 09/15/2034 (A)	16,000,000	15,980,808
AOA Mortgage Trust Series 2021-1177, Class C, 1-Month LIBOR + 1.42%, 1.52% (B), 10/15/2038 (A) (C)	9,300,000	9,289,097
Ashford Hospitality Trust
Series 2018-ASHF, Class C,
1-Month LIBOR + 1.40%, 1.49% (B), 04/15/2035 (A)	18,800,000	18,611,312
Series 2018-ASHF, Class D,
1-Month LIBOR + 2.10%, 2.19% (B), 04/15/2035 (A)	10,520,000	10,414,425
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 1.89% (B), 09/15/2032 (A)	5,000,000	4,962,371
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 1.29% (B), 08/15/2036 (A)	15,300,000	15,242,091
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 1.79% (B), 08/15/2036 (A)	15,254,000	15,196,367
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 1.21% (B), 03/15/2037 (A)	16,015,000	15,613,373
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 2.53% (B), 03/15/2037 (A)	15,000,000	14,360,664
BHMS Trust Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 1.99% (B), 07/15/2035 (A)	14,900,000	14,853,370
BX
Series 2021-MFM1, Class B,
1-Month LIBOR + 0.95%, 1.04% (B), 01/15/2034 (A)	6,500,000	6,498,045
Series 2021-MFM1, Class C,
1-Month LIBOR + 1.20%, 1.29% (B), 01/15/2034 (A)	4,000,000	3,999,999

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 1.54% (B), 10/15/2036 (A)	$ 10,200,000	$ 10,193,908
Series 2020-VKNG, Class C,
1-Month LIBOR + 1.40%, 1.49% (B), 10/15/2037 (A)	4,852,325	4,849,430
Series 2021-VOLT, Class C,
1-Month LIBOR + 1.10%, 1.19% (B), 09/15/2036 (A)	11,700,000	11,589,728
BX Trust
Series 2018-GW, Class C,
1-Month LIBOR + 1.22%, 1.31% (B), 05/15/2035 (A)	5,480,000	5,466,139
Series 2018-GW, Class D,
1-Month LIBOR + 1.77%, 1.86% (B), 05/15/2035 (A)	6,250,000	6,226,346
Series 2021-ARIA, Class C,
1-Month LIBOR + 1.65%, 1.73% (B), 10/15/2036 (A)	13,000,000	12,942,956
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 2.09% (B), 11/15/2034 (A)	11,825,000	10,948,688
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 1.84% (B), 12/15/2037 (A)	9,760,000	9,760,018
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 1.84% (B), 07/15/2030 (A)	10,000,000	9,880,835
CHT Mortgage Trust Series 2017-CSMO, Class D, 1-Month LIBOR + 2.25%, 2.34% (B), 11/15/2036 (A)	17,400,000	17,394,507
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	18,224,119	18,028,481
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	1,694,210	1,737,379
Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (A)	5,116,142	5,226,666
Colony Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 1.77% (B), 11/15/2038 (A)	14,650,000	14,594,084
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 1.39% (B), 12/15/2031 (A)	12,312,000	12,219,086
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (B), 01/25/2060 (A)	13,316,494	12,986,198
Series 2021-RPL3, Class A1, 2.00% (B), 01/25/2060 (A)	8,330,179	8,419,681
Series 2021-RPL6, Class A1, 2.00% (B), 10/25/2060 (A)	15,542,485	15,628,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 0.94% (B), 06/15/2034 (A)	$ 12,500,000	$ 12,468,756
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 1.10% (B), 06/15/2034 (A)	2,500,000	2,484,887
DBWF Mortgage Trust Series 2018-GLKS, Class D, 1-Month LIBOR + 2.40%, 2.48% (B), 12/19/2030 (A)	10,000,000	9,974,780
Extended Stay America Trust Series 2021-ESH, Class C, 1-Month LIBOR + 1.70%, 1.79% (B), 07/15/2038 (A)	6,138,067	6,143,833
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	15,000,000	15,388,295
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 1.72% (B), 12/15/2036 (A)	9,960,000	9,897,887
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	1,764,182	1,773,089
Hilton Orlando Trust Series 2018-ORL, Class C, 1-Month LIBOR + 1.45%, 1.54% (B), 12/15/2034 (A)	14,000,000	13,947,171
HPLY Trust Series 2019-HIT, Class C, 1-Month LIBOR + 1.60%, 1.69% (B), 11/15/2036 (A)	7,077,752	7,051,090
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class C, 3.80% (B), 06/10/2027 (A)	10,000,000	1,600,000
MBRT Series 2019-MBR, Class D, 1-Month LIBOR + 1.70%, 1.79% (B), 11/15/2036 (A)	10,730,000	10,689,124
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	5,902,909	6,038,999
MFA Trust Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	4,980,517	4,923,616
MHP
Series 2021-STOR, Class C,
1-Month LIBOR + 1.05%, 1.14% (B), 07/15/2038 (A)	3,000,000	2,995,305
Series 2021-STOR, Class D,
1-Month LIBOR + 1.35%, 1.44% (B), 07/15/2038 (A)	5,000,000	4,990,602
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D,
1-Month LIBOR + 2.20%, 2.29% (B), 11/15/2034 (A)	15,700,000	15,603,159

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust (continued)
Series 2018-SUN, Class C,
1-Month LIBOR + 1.40%, 1.49% (B), 07/15/2035 (A)	$ 10,850,000	$ 10,808,949
Series 2019-BPR, Class B,
1-Month LIBOR + 2.10%, 2.19% (B), 05/15/2036 (A)	6,720,000	6,377,177
Series 2019-NUGS, Class B,
1-Month LIBOR + 1.30%, 2.80% (B), 12/15/2036 (A)	7,000,000	7,017,810
Series 2019-NUGS, Class C,
1-Month LIBOR + 1.50%, 3.00% (B), 12/15/2036 (A)	5,200,000	5,213,225
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	3,417,460	3,351,588
Motel Trust Series 2021-MTL6, Class C, 1-Month LIBOR + 1.50%, 1.59% (B), 09/15/2038 (A)	2,750,000	2,749,999
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 1.27% (B), 10/15/2037 (A)	11,780,000	11,772,736
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 1.74% (B), 10/15/2037 (A)	9,220,000	9,214,307
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (B), 01/25/2054 (A)	1,306,756	1,363,897
Series 2014-3A, Class AFX3, 3.75% (B), 11/25/2054 (A)	1,666,962	1,755,430
Series 2016-4A, Class A1, 3.75% (B), 11/25/2056 (A)	2,861,382	3,042,330
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	4,897,550	5,212,350
Series 2017-4A, Class A1, 4.00% (B), 05/25/2057 (A)	2,868,911	3,031,904
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 1.59% (B), 06/25/2057 (A)	3,026,819	3,067,937
Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	3,135,446	3,324,250
Series 2018-2A, Class A1, 4.50% (B), 02/25/2058 (A)	4,923,738	5,194,445
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	3,164,675	3,243,329
Series 2019-2A, Class A1, 4.25% (B), 12/25/2057 (A)	5,856,270	6,121,385
Series 2019-3A, Class A1A, 3.75% (B), 11/25/2058 (A)	6,877,950	7,241,599
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	6,052,551	6,312,801
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	7,764,370	8,032,029
Series 2019-RPL2, Class A1, 3.25% (B), 02/25/2059 (A)	12,484,313	12,874,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month LIBOR + 0.95%, 1.04% (B), 01/15/2026 (A)	$ 12,500,000	$ 12,515,655
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 0.28% (B), 12/20/2036 (A)	2,012,805	2,012,494
SFO Commercial Mortgage Trust Series 2021-555, Class D, 1-Month LIBOR + 2.40%, 2.49% (B), 05/15/2038 (A)	9,900,000	9,918,679
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.50%, 1.59% (B), 11/11/2034 (A)	12,151,204	12,098,496
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	6,895,992	7,091,716

Total Mortgage-Backed Securities (Cost $653,834,128)		642,835,841

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (F)
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 2.02% (B), 08/01/2037	300,032	300,904

Total U.S. Government Agency Obligation (Cost $304,239)		300,904

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	24,864,865	$ 24,864,865

Total Other Investment Company (Cost $24,864,865)		24,864,865

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 0.00% (G), dated 10/29/2021, to be repurchased at $66,357,079 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $67,684,329.	$66,357,079	66,357,079

Total Repurchase Agreement (Cost $66,357,079)		66,357,079

Total Investments (Cost $3,783,789,476)		3,796,327,812
Net Other Assets (Liabilities) - (1.8)%		(67,128,389)

Net Assets - 100.0%		$3,729,199,423

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	251	12/31/2021	$55,296,996	$55,031,750	$—	$(265,246)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(900)	12/31/2021	$(111,038,780)	$(109,575,000)	$1,463,780	$—

Total Futures Contracts					$1,463,780	$(265,246)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$469,610,204	$—	$469,610,204
Corporate Debt Securities	—	2,580,106,524	—	2,580,106,524
Foreign Government Obligation	—	2,276,137	—	2,276,137
Loan Assignment	—	9,976,258	—	9,976,258
Mortgage-Backed Securities	—	642,835,841	—	642,835,841
U.S. Government Agency Obligation	—	300,904	—	300,904
Other Investment Company	24,864,865	—	—	24,864,865
Repurchase Agreement	—	66,357,079	—	66,357,079

Total Investments	$24,864,865	$3,771,462,947	$—	$3,796,327,812

Other Financial Instruments
Futures Contracts (I)	$1,463,780	$—	$—	$1,463,780

Total Other Financial Instruments	$1,463,780	$—	$—	$1,463,780

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(265,246)	$—	$—	$(265,246)

Total Other Financial Instruments	$(265,246)	$—	$—	$(265,246)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $1,947,370,702, representing 52.2% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,340,885, collateralized by cash collateral of $24,864,865. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	VEREIT Operating Partnership LP 4.60%, 02/06/2024	11/01/2018 - 08/12/2021	$24,661,075	$25,012,361	0.7%

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rates disclosed reflect the yields at October 31, 2021.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

Over the past fiscal year ended October 31, 2021, the COVID-19 crisis improved markedly as mandated measures and changed behaviors slowed progress of the virus and gave way to better medical treatments and vaccine approvals. Reopening accelerated and a degree of normalcy returned. Despite spikes caused by variants of the virus, the healthcare system appeared to have gained better control over the virus that wreaked havoc globally.

The immediate economic crisis was proactively handled by global central banks providing monetary stimulus in conjunction with governmental fiscal stimulus packages. These large proactive measures helped ameliorate potential economic devastation by providing important liquidity to individuals and companies to bridge the uncertainty. What followed these measures was a remarkably strong economic recovery.

With a seemingly endless backstop by the U.S. Federal Reserve, the extreme amount of liquidity unleashed also fueled a dramatic rebound by equities and a short period of extreme speculative excess from October 2020 through early February 2021. In fact, the fourth quarter of 2020 generated the highest single quarterly return by the small cap market ever! However, it is notable that the fourth quarter 2020 surge was punctuated by a further dramatic advance to the February 9, 2021 peak of the Russell 2000® Growth Index. The first five weeks of 2021 was characterized by some of the largest exponential moves higher by the lowest quality companies that we’ve experienced over the past 30+ years.

The strong economic recovery has been challenged and stifled by the inability to meet pent up demand, allowing price increases to meet little resistance. Additionally, the tight labor market is leading to wage inflation as competition to fill positions intensifies. This rapid reopening of the global supply chain and challenge to rehire workers caused bottlenecks across multiple industries and created a more inflationary environment than anticipated. These issues have made economic forecasting a challenge as evidenced by third quarter gross domestic product expectations dropping as the third quarter progressed.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Small Cap Growth (Class A) returned 51.78%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 38.45%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year ended October 31, 2021.

Fundamental factor analysis demonstrated quality leadership during the fiscal year which favors the Fund’s investment process. Companies with earnings outperformed companies with no earnings. Notably, non-earning pharmaceutical and biotechnology companies significantly underperformed.

From an industry perspective, health care, consumer discretionary and technology provided the strongest relative outperformance versus the benchmark. Industrials and consumer staples were the largest detractors from performance on a relative basis.

Magnite Inc., a digital advertising platform created by the merger of Rubicon and Telaria in the spring of 2020, was the largest contributor to performance. The company reported much better than expected quarterly results in November 2020, benefiting from an improved competitive backdrop as well as a cyclical rebound in the advertising market.

Grocery Outlet Holding Corp., an operator of over 380 discount grocery stores located primarily on the west coast, was the largest detractor. Due to the COVID-19 pandemic, the company’s results and stock price were exaggerated for most of 2020 as consumers sheltered at home and relied on groceries for most food needs.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Repurchase Agreement	2.7
Other Investment Company	0.5
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	43.46%	18.12%	13.97%	08/31/2012
Class A (NAV)	51.78%	19.47%	14.67%	08/31/2012
Russell 2000® Growth Index (A)	38.45%	17.90%	14.86%
Class C (POP)	49.73%	18.60%	13.86%	08/31/2012
Class C (NAV)	50.73%	18.60%	13.86%	08/31/2012
Class I (NAV)	52.32%	19.78%	14.98%	08/31/2012
Class I2 (NAV)	52.35%	19.94%	15.12%	08/31/2012
Class I3 (NAV)	52.42%	N/A	18.29%	03/10/2017
Class R (NAV)	51.54%	N/A	17.71%	03/10/2017
Class R4 (NAV)	52.06%	N/A	18.15%	03/10/2017
Class R6 (NAV)	52.42%	19.92%	18.28%	07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 2.1%
Kratos Defense & Security Solutions, Inc. (A)	136,325	$2,915,992
Mercury Systems, Inc. (A)	55,846	2,878,303

		5,794,295

Banks - 5.3%
Banc of California, Inc.	236,587	4,809,814
Cadence Bank (A)	175,851	5,103,182
Home BancShares, Inc.	200,432	4,762,264

		14,675,260

Biotechnology - 2.8%
Avid Bioservices, Inc. (A)	250,764	7,693,440

Building Products - 0.8%
AZEK Co., Inc. (A)	61,403	2,252,876

Chemicals - 1.7%
Quaker Chemical Corp.	19,162	4,710,786

Electrical Equipment - 0.6%
TPI Composites, Inc. (A)	48,749	1,639,429

Electronic Equipment, Instruments & Components - 1.1%
nLight, Inc. (A)	113,168	3,182,284

Food & Staples Retailing - 1.1%
Grocery Outlet Holding Corp. (A)	141,357	3,136,712

Health Care Equipment & Supplies - 12.1%
BioLife Solutions, Inc. (A)	87,927	4,673,320
CONMED Corp.	39,325	5,752,461
Heska Corp. (A)	23,188	5,183,214
LeMaitre Vascular, Inc.	79,300	4,124,393
Mesa Laboratories, Inc. (B)	23,165	7,081,540
Neogen Corp. (A)	156,155	6,606,918

		33,421,846

Health Care Providers & Services - 1.2%
LHC Group, Inc. (A)	23,721	3,192,609

Health Care Technology - 5.4%
Omnicell, Inc. (A)	27,786	4,950,076
Phreesia, Inc. (A)	71,874	5,069,992
Simulations Plus, Inc. (B)	99,695	5,034,597

		15,054,665

Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (A)	7,232	303,454
Texas Roadhouse, Inc.	64,675	5,743,787

		6,047,241

Household Durables - 6.6%
Green Brick Partners, Inc. (A)	122,784	3,198,523
Skyline Champion Corp. (A)	141,221	8,942,114
TopBuild Corp. (A)	24,215	6,222,528

		18,363,165

IT Services - 12.0%
Endava PLC, ADR (A)	39,728	6,295,299
Evo Payments, Inc., Class A (A)	285,425	6,188,014
MAXIMUS, Inc.	48,917	4,136,911
Repay Holdings Corp. (A)	231,385	4,861,399
WNS Holdings Ltd., ADR (A)	130,226	11,565,371

		33,046,994

Leisure Products - 1.8%
YETI Holdings, Inc. (A)	50,145	4,930,758

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 9.4%
Medpace Holdings, Inc. (A)	51,279	$ 11,617,257
NeoGenomics, Inc. (A)	125,650	5,779,900
Repligen Corp. (A)	29,070	8,444,835

		25,841,992

Machinery - 1.1%
Chart Industries, Inc. (A)	17,089	3,033,639

Media - 0.7%
Cardlytics, Inc. (A) (B)	24,950	1,962,567

Oil, Gas & Consumable Fuels - 1.4%
Brigham Minerals, Inc., Class A	163,710	3,794,798

Personal Products - 2.9%
elf Beauty, Inc. (A)	244,608	7,903,285

Road & Rail - 3.9%
Saia, Inc. (A)	34,108	10,663,525

Semiconductors & Semiconductor Equipment - 1.1%
Silicon Laboratories, Inc. (A)	16,470	3,108,877

Software - 15.7%
8x8, Inc. (A)	89,559	2,029,407
Appfolio, Inc., Class A (A) (B)	21,088	2,777,079
Cerence, Inc. (A) (B)	31,457	3,307,074
DoubleVerify Holdings, Inc. (A) (B)	74,150	2,931,150
Mimecast Ltd. (A)	102,225	7,711,854
Pegasystems, Inc.	64,931	7,708,608
Qualys, Inc. (A)	34,517	4,296,676
Workiva, Inc. (A)	84,027	12,566,238

		43,328,086

Specialty Retail - 1.9%
Boot Barn Holdings, Inc. (A)	50,520	5,278,835

Textiles, Apparel & Luxury Goods - 0.7%
Steven Madden Ltd.	40,500	1,826,550

Trading Companies & Distributors - 1.8%
SiteOne Landscape Supply, Inc. (A)	21,163	4,972,459

Total Common Stocks (Cost $167,833,712)		268,856,973

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	1,430,157	1,430,157

Total Other Investment Company (Cost $1,430,157)		1,430,157

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $7,488,995 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $7,638,857.	$7,488,995	7,488,995

Total Repurchase Agreement (Cost $7,488,995)		7,488,995

Total Investments (Cost $176,752,864)		277,776,125
Net Other Assets (Liabilities) - (0.6)%		(1,622,519)

Net Assets - 100.0%		$276,153,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$268,856,973	$—	$—	$268,856,973
Other Investment Company	1,430,157	—	—	1,430,157
Repurchase Agreement	—	7,488,995	—	7,488,995

Total Investments	$270,287,130	$7,488,995	$—	$277,776,125

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,235,205, collateralized by cash collateral of $1,430,157 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,040,599. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The market environment for U.S. small cap value stocks was very strong over the past fiscal year ended October 31, 2021. There was a very strong rotation to value that began in the latter months of 2020 and then continued into the first calendar quarter of 2021.

As we moved on in the fiscal year there was a rotation back to large cap and growth stocks as investors grew more worried about the rise of the Delta variant of COVID-19 and the potential impact it would have on the economic recovery. During this period, we also saw the rise of the meme (speculative) stock phenomenon. This phenomenon is when a group of social media sourced investors attempt to aggressively bid up a low quality, highly shorted name in an effort to create a short squeeze on the stock and send the stock’s price to very high levels. Several of these meme stocks were in the Fund’s benchmark and greatly contributed to benchmark’s performance.

We also saw a strong bounce in what we would classify as low-quality stocks that enjoyed outsized positive performance off the back of meme stock trading events. The Fund has strict quality parameters that we adhere to before we will invest, therefore, we do not participate in the buying of meme stocks or very low-quality companies, which impacted the Fund’s performance relative to the benchmark for the fiscal year.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Small Cap Value (Class R4) returned 58.90%. By comparison, its benchmark, the Russell 2000® Value Index, returned 64.30%.

STRATEGY REVIEW

The Fund focuses on companies that are believed to be mispriced relative to their sector peers and have a fundamental story that supports a pathway for the business to return to a higher valuation.

The Fund underperformed its benchmark for the past fiscal year but generated strong absolute performance.

The Fund’s financial stocks delivered the most relative outperformance versus the Fund’s benchmark, the Russell 2000® Value Index in the past fiscal year. The strong performance in this sector was led by bank stocks which saw a strong recovery from their lows because of lower-than-expected loan default rates.

The Fund’s technology holdings delivered the strongest absolute returns for the fiscal year. This return also bested the return in the benchmark’s technology portion as well. Strong stock selection in several tech holdings contributed to outperformance in this sector. A10 Networks, Inc., was a key contributor to the relative results within the technology sector during the past fiscal year. A10 Networks, Inc. is a network security and optimization company that is in the process of changing its business model from a hardware focused company to a software focused company with high annual recurring revenue.

The relative weakness of the Fund over the fiscal year was due to the energy and consumer discretionary sectors lagging the benchmark. The Fund’s energy sector lagged due to the low-quality effect that was felt in the second half of the fiscal year. We saw many small, nearly bankrupt, energy names come back from the brink as oil prices surged upward. The highly speculative nature of these names does not meet our investment criteria so we under participated in this rebound. The effect of the meme stock phenomena was felt the most in the consumer discretionary sector. Several of these meme stocks like GameStop Corp., AMC Entertainment Holdings, Inc. and Bed Bath & Beyond, Inc., all in the Fund’s benchmark, had massive run ups before being rebalanced out of the benchmark in June of 2021.

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Co-Portfolio Managers

Peregrine Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	50.12%	N/A	6.36%	04/21/2017
Class A (NAV)	58.79%	N/A	7.68%	04/21/2017
Class C (POP)	56.70%	N/A	6.90%	04/21/2017
Class C (NAV)	57.70%	N/A	6.90%	04/21/2017
Class I (NAV)	59.14%	N/A	8.02%	04/21/2017
Class I2 (NAV)	59.35%	N/A	8.08%	04/21/2017
Class I3 (NAV)	59.37%	N/A	8.10%	04/21/2017
Class R (NAV)	58.57%	N/A	7.59%	04/21/2017
Class R4 (NAV)	58.90%	10.08%	10.25%	01/23/2003
Russell 2000® Value Index (A)	64.30%	12.61%	12.12%
Class R6 (NAV)	59.35%	N/A	8.08%	04/21/2017

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.4%
Airlines - 0.8%
Frontier Group Holdings, Inc. (A)	378,489	$5,923,353

Auto Components - 0.5%
Stoneridge, Inc. (A)	205,692	3,904,034

Automobiles - 1.0%
Winnebago Industries, Inc.	102,471	6,936,262

Banks - 18.2%
Ameris Bancorp	154,707	8,105,100
Associated Banc-Corp.	283,416	6,314,509
Atlantic Union Bankshares Corp.	185,762	6,663,283
Banner Corp.	116,934	6,754,108
ConnectOne Bancorp, Inc.	279,300	9,420,789
Customers Bancorp, Inc. (A)	181,721	9,683,912
Enterprise Financial Services Corp.	127,862	6,012,071
FB Financial Corp.	169,906	7,701,839
First Bancorp	158,161	7,658,156
Great Western Bancorp, Inc.	191,169	6,509,304
Hancock Whitney Corp.	162,306	8,030,901
National Bank Holdings Corp., Class A	178,494	7,741,285
OceanFirst Financial Corp.	331,273	7,344,322
Texas Capital Bancshares, Inc. (A)	126,905	7,690,443
Umpqua Holdings Corp.	343,918	7,033,123
United Community Banks, Inc.	214,492	7,472,901
Veritex Holdings, Inc.	236,877	9,700,113

		129,836,159

Biotechnology - 1.0%
Coherus Biosciences, Inc. (A) (B)	430,651	7,204,791

Building Products - 0.9%
Griffon Corp.	254,353	6,737,811

Chemicals - 1.8%
Cabot Corp.	123,819	6,605,743
Livent Corp. (A) (B)	227,731	6,426,569

		13,032,312

Commercial Services & Supplies - 2.7%
BrightView Holdings, Inc. (A)	410,640	6,512,751
Herman Miller, Inc.	170,748	6,645,512
VSE Corp. (B)	108,513	6,027,897

		19,186,160

Communications Equipment - 0.8%
Casa Systems, Inc. (A)	850,811	5,385,634

Construction & Engineering - 1.4%
Great Lakes Dredge & Dock Corp. (A)	219,657	3,343,180
Tutor Perini Corp. (A)	504,208	6,867,313

		10,210,493

Construction Materials - 1.0%
Summit Materials, Inc., Class A (A)	190,534	6,792,537

Containers & Packaging - 0.8%
Pactiv Evergreen, Inc.	401,354	5,582,834

Diversified Consumer Services - 1.2%
H&R Block, Inc.	370,075	8,537,630

Electrical Equipment - 0.8%
GrafTech International Ltd.	520,956	5,574,229

Energy Equipment & Services - 0.9%
Liberty Oilfield Services, Inc., Class A (A)	492,328	6,360,878

	Shares	Value
COMMON STOCKS (continued)
Entertainment - 2.2%
IMAX Corp. (A)	375,462	$ 7,077,459
Lions Gate Entertainment Corp., Class B (A)	768,361	8,697,846

		15,775,305

Equity Real Estate Investment Trusts - 10.2%
Apple Hospitality, Inc.	466,682	7,331,574
CareTrust, Inc.	254,160	5,273,820
Centerspace	65,946	6,676,373
Community Healthcare Trust, Inc.	125,685	6,012,770
Easterly Government Properties, Inc.	360,380	7,578,791
EPR Properties	169,404	8,505,775
NexPoint Residential Trust, Inc.	100,918	7,147,013
Outfront Media, Inc.	243,689	6,065,419
Pebblebrook Hotel Trust	288,627	6,482,563
Summit Hotel Properties, Inc. (A)	516,693	5,166,930
Sunstone Hotel Investors, Inc. (A)	558,293	6,889,336

		73,130,364

Food & Staples Retailing - 1.4%
Andersons, Inc.	100,701	3,429,876
Sprouts Farmers Market, Inc. (A)	293,977	6,508,651

		9,938,527

Food Products - 0.6%
Dole PLC (A)	292,571	4,271,537

Gas Utilities - 0.9%
Southwest Gas Holdings, Inc.	90,925	6,296,556

Health Care Equipment & Supplies - 1.3%
Lantheus Holdings, Inc. (A)	411,063	9,614,764

Health Care Providers & Services - 3.1%
AMN Healthcare Services, Inc. (A)	85,053	8,394,731
Patterson Cos., Inc.	191,059	5,972,504
Premier, Inc., Class A	202,264	7,878,183

		22,245,418

Household Durables - 4.5%
Century Communities, Inc.	137,891	9,246,971
MDC Holdings, Inc.	129,968	6,365,833
Taylor Morrison Home Corp. (A)	199,602	6,093,849
Tupperware Brands Corp. (A)	244,180	5,430,563
Universal Electronics, Inc. (A)	115,547	4,758,225

		31,895,441

Insurance - 4.5%
Argo Group International Holdings Ltd.	94,711	5,218,576
Hanover Insurance Group, Inc.	50,342	6,343,092
Horace Mann Educators Corp.	156,402	6,127,830
James River Group Holdings Ltd.	249,784	7,980,599
Selective Insurance Group, Inc.	86,587	6,785,823

		32,455,920

Machinery - 1.6%
Meritor, Inc. (A)	208,854	5,083,506
Wabash National Corp.	409,762	6,363,604

		11,447,110

Media - 1.8%
Gray Television, Inc.	389,875	9,138,670
Thryv Holdings, Inc. (A)	127,358	4,033,428

		13,172,098

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.8%
Carpenter Technology Corp.	181,739	$ 5,612,100

Mortgage Real Estate Investment Trusts - 3.3%
Ladder Capital Corp.	597,978	7,175,736
New Residential Investment Corp.	693,146	7,874,139
Redwood Trust, Inc.	650,642	8,822,705

		23,872,580

Multi-Utilities - 2.6%
Avista Corp.	150,563	5,993,913
Black Hills Corp. (B)	93,214	6,187,545
NorthWestern Corp.	108,126	6,148,045

		18,329,503

Oil, Gas & Consumable Fuels - 5.9%
Brigham Minerals, Inc., Class A	335,526	7,777,493
Callon Petroleum Co. (A) (B)	89,406	4,624,972
CNX Resources Corp. (A)	485,548	7,093,856
Delek US Holdings, Inc. (A)	197,757	3,846,374
Northern Oil & Gas, Inc.	160,363	3,714,007
Ranger Oil Corp. (A)	125,928	4,160,661
Renewable Energy Group, Inc. (A)	118,933	7,611,712
Scorpio Tankers, Inc. (B)	218,713	3,503,782

		42,332,857

Paper & Forest Products - 0.8%
Neenah, Inc.	109,897	5,554,194

Pharmaceuticals - 0.9%
Collegium Pharmaceutical, Inc. (A)	335,686	6,589,516

Road & Rail - 1.1%
Ryder System, Inc.	91,586	7,780,231

Semiconductors & Semiconductor Equipment - 1.6%
Alpha & Omega Semiconductor Ltd. (A)	87,772	3,041,300
SMART Global Holdings, Inc. (A)	160,862	8,599,682

		11,640,982

Software - 4.8%
A10 Networks, Inc. (A)	556,527	10,401,490
Avaya Holdings Corp. (A)	357,666	6,659,741
Ebix, Inc. (B)	188,951	6,199,482

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Xperi Holding Corp.	273,707	$ 4,904,829
Zix Corp. (A)	739,616	6,264,548

		34,430,090

Specialty Retail - 3.7%
Asbury Automotive Group, Inc. (A)	60,704	11,880,380
MarineMax, Inc. (A)	151,798	7,861,618
Urban Outfitters, Inc. (A)	198,028	6,323,034

		26,065,032

Textiles, Apparel & Luxury Goods - 0.8%
Oxford Industries, Inc.	61,208	5,675,206

Trading Companies & Distributors - 6.2%
Air Lease Corp.	165,786	6,639,729
GATX Corp.	77,689	7,368,802
GMS, Inc. (A)	224,891	11,138,851
Rush Enterprises, Inc., Class A	155,102	8,077,712
WESCO International, Inc. (A)	87,360	11,318,362

		44,543,456

Total Common Stocks (Cost $551,836,022)		703,873,904

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $11,288,180 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $11,513,996.	$11,288,180	11,288,180

Total Repurchase Agreement (Cost $11,288,180)		11,288,180

Total Investments (Cost $563,124,202)		715,162,084
Net Other Assets (Liabilities) - (0.0)% (D)		(327,814)

Net Assets - 100.0%		$714,834,270

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$703,873,904	$—	$—	$703,873,904
Repurchase Agreement	—	11,288,180	—	11,288,180

Total Investments	$703,873,904	$11,288,180	$—	$715,162,084

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,855,388, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,491,834. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2021.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

Overall market sentiment turned very bullish once news of the COVID-19 vaccines’ efficacy broke in November 2020. U.S. small cap value stocks benefited as investors sought heightened exposure to companies with high financial and operating leverage. The vaccine’s rollout reenergized the domestic economy, as the re-opening of businesses and a transition to a “new normal” drove higher economic activity. These trends occurred, moreover, amid favorable fiscal and monetary support from the U.S. government. While multiple fiscal stimulus bills and monetary accommodation at the U.S. Federal Reserve rescued the U.S. economy from a more severe crisis than ultimately experienced, these dynamics also contributed to levels of aggregate demand that overwhelmed business’ ability to meet it. As a result, tight labor conditions and supply chain issues caused inflation that intensified during the fiscal year and left investors debating whether the higher prices were temporal or more permanent in nature.

Amid the “reflation” trade, assets flowed into passive vehicles benchmarked to smaller-cap indices with little regard to valuation or underlying company quality. The irrational exuberance was taken a step further by a series of well-publicized short squeezes apparently caused by the banding together of retail investors to take the other side of institutional investors’ heavy short positions in so-called meme stocks like GameStop Corp. and AMC Entertainment Holdings, Inc. The communications services sector more than doubled on average amid the fervor. Energy and materials stocks, meanwhile, were beneficiaries of commodity price inflation. In fact, the energy sector saw its share prices almost triple on average during the fiscal year. The consumer discretionary sector also did well due to the re-opening of brick-and-mortar stores and the American consumer’s improved financial health.

Thompson, Siegel & Walmsley

The fiscal year ended October 31, 2021, in aggregate could be characterized as a strong, high beta and cyclical oriented market that generally rewarded lower quality stocks as the market continued its risk-on appetite. While this was the aggregate backdrop, one could almost segment out the environment into multiple sub-periods. The first was the last two months of 2020 when we witnessed a legitimate tailwind for value following news of the Pfizer COVID-19 vaccine. The second sub-period was an incredibly speculative backdrop during the first 10 weeks of 2021 as markets favored excessively distressed, lower quality companies, as witnessed by the material short squeeze from retail investors. The last sub-period was from mid-March 2021 forward where it was somewhat of a neutral environment from a factor and market theme perspective, except for the month of October 2021, which felt like the hyper speculative backdrop witnessed in the first 10 weeks. The markets therefore have shown dramatic, polarizing rotation and have been quite volatile.

As we have highlighted in the past, the markets have been incredibly inefficient and irrational, which has generally been the case since mid-2017 where we have witnessed arguably the worst prolonged period for valuation in history given clear favoritism for the most expensive cohort of stocks with lack of regard for fundamentals.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Small/Mid Cap Value (Class A) returned 51.02%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned 58.14%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the Fund’s small-cap sleeve, Systematic generally invests in stocks of companies with small capitalizations that are believed to be attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve underperformed its benchmark, the Russell 2000® Value Index benchmark during the fiscal year ended October 31, 2021.

From an attribution perspective, individual stock selection was challenged as companies with higher leverage and lower quality outperformed during the fiscal year. The sleeve’s holdings in the consumer discretionary, information technology, and industrials sectors underperformed the Russell 2000® Value Index, with the consumer discretionary sector seeing particularly acute headwinds from the rally in low-quality companies.

On the other hand, strong relative performance in many of the sleeve’s banks drove good outperformance in the financial sector.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Sector allocation had a moderately positive effect on returns against the benchmark during the fiscal year, with underweights to utilities and health care sectors, coupled with an overweight to the information technology sector, contributing favorably. Systematic’s underweight to the free cash flow-poor energy sector hampered results during the fiscal year, as the sector performed well driven by increased oil and gas prices as economies started to open.

Thompson, Siegel & Walmsley

In the Fund’s mid-cap sleeve, Thompson Siegel & Walmsley LLC seeks to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.

The mid-cap sleeve of the Fund outperformed (gross of management fees) its benchmark, the Russell MidCap® Value Index, during the fiscal year ended October 31, 2021.

Stock picking was the dominant driver of relative return, with consumer discretionary and industrials as the top contributing sectors. Within consumer discretionary the Fund benefitted notably from positive positions within the media sector. Specifically, Discovery, Inc., ViacomCBS, Inc., and News Corp. continued their positive momentum as investors anticipate stronger advertising economics as the economy re-opened. ViacomCBS, Inc. and Discovery, Inc. were also further propelled by positive sentiment on over-the-top streaming platform growth. All three positions were sold into strength in the first quarter of 2021 following what we believe have been overly optimistic assumptions reflected in their share prices. Within the industrials sector, our positions in AerCap Holdings NV and HD Supply were the top contributors. AerCap Holdings NV, an aircraft lessor, continued its move higher following improvement in air travel volume and an uptick in long-term interest rates. Shares were further propelled by the announced merger with General Electric’s air leasing business. Lastly, HD Supply, an industrial distributor, received a take-out offer from Home Depot, Inc. in late 2020 following the prior milestone of spinning off their construction business which caused its share price to increase.

The mid-cap sleeve’s primary detractors were within the financial and energy sectors but were more about positioning than stock specific headwinds as the names the sleeve held in either sector had a net positive contribution. Within the financial sector, the market’s demand for high-beta and cyclical stocks, along with the expectation of a steepening yield curve, negatively impacted our underweight allocation to the banking and capital market sectors. At the stock level, our position in Alleghany Corp. was the primary detractor, with no fundamental change to highlight. We believe Alleghany Corp. remains a high-quality insurer with several operating businesses that should benefit from a re-opening of the economy and a positive pricing environment. Within the energy sector, our underweight to oil producers was the primary detractor given the significant strength in energy pricing.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	3.9
Other Investment Company	0.3
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	42.69%	11.49%	11.34%	04/02/2001
Class A (NAV)	51.02%	12.76%	11.97%	04/02/2001
Russell 2500™ Value Index (A)	58.14%	12.20%	12.40%
Class C (POP)	48.97%	11.99%	11.22%	11/11/2002
Class C (NAV)	49.97%	11.99%	11.22%	11/11/2002
Class I (NAV)	51.51%	13.15%	12.38%	11/30/2009
Class I2 (NAV)	51.70%	13.28%	12.49%	11/15/2005
Class R6 (NAV)	51.69%	13.27%	10.17%	05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 1.3%
Curtiss-Wright Corp.	22,150	$2,828,112
Elbit Systems Ltd. (A)	12,800	2,032,768
Huntington Ingalls Industries, Inc.	34,200	6,933,366

		11,794,246

Auto Components - 0.6%
Dana, Inc.	67,950	1,507,811
Gentex Corp.	32,500	1,150,175
Stoneridge, Inc. (B)	27,850	528,593
Visteon Corp. (B)	22,000	2,489,960

		5,676,539

Banks - 6.9%
Atlantic Union Bankshares Corp.	30,850	1,106,590
Bank of Princeton	14,000	423,920
Berkshire Hills Bancorp, Inc.	90,800	2,465,220
Central Valley Community Bancorp	20,000	426,600
CIT Group, Inc.	141,400	7,003,542
Dime Community Bancshares, Inc.	77,850	2,777,688
First Citizens BancShares, Inc., Class A	12,400	10,092,360
First Community Bankshares, Inc.	73,850	2,394,217
First Merchants Corp.	72,600	3,018,708
Hope Bancorp, Inc.	80,000	1,167,200
Investors Bancorp, Inc.	100,000	1,530,000
Lakeland Bancorp, Inc.	188,000	3,380,240
OceanFirst Financial Corp.	90,800	2,013,036
People’s United Financial, Inc.	122,450	2,098,793
Sandy Spring Bancorp, Inc.	90,450	4,292,757
Sterling Bancorp	107,800	2,743,510
Umpqua Holdings Corp.	166,100	3,396,745
United Bankshares, Inc.	20,700	765,693
United Community Banks, Inc.	103,800	3,616,392
Washington Trust Bancorp, Inc.	21,400	1,169,724
Webster Financial Corp.	48,750	2,728,050
Western Alliance Bancorp	28,850	3,349,196

		61,960,181

Beverages - 0.8%
Molson Coors Beverage Co., Class B	155,200	6,842,768

Biotechnology - 0.7%
Exelixis, Inc. (B)	115,200	2,477,952
United Therapeutics Corp. (B)	20,802	3,968,190

		6,446,142

Building Products - 1.5%
American Woodmark Corp. (B)	31,700	2,179,058
Gibraltar Industries, Inc. (B)	12,450	811,242
Masonite International Corp. (B)	21,400	2,568,214
Owens Corning	29,150	2,722,901
PGT Innovations, Inc. (B)	115,000	2,455,250
Quanex Building Products Corp.	120,150	2,489,508

		13,226,173

Capital Markets - 1.5%
Cboe Global Markets, Inc.	41,400	5,462,316
Piper Sandler Cos.	29,150	4,800,713
Stifel Financial Corp.	50,200	3,658,074

		13,921,103

Chemicals - 1.4%
Axalta Coating Systems Ltd. (B)	255,600	7,972,164

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Chase Corp.	15,950	$ 1,531,200
Huntsman Corp.	59,850	1,949,913
Trinseo PLC	24,100	1,351,046

		12,804,323

Commercial Services & Supplies - 0.4%
Herman Miller, Inc.	4,850	188,762
HNI Corp.	40,650	1,520,310
Tetra Tech, Inc.	10,600	1,861,996

		3,571,068

Communications Equipment - 0.6%
Harmonic, Inc. (B)	112,650	1,021,736
KVH Industries, Inc. (B)	184,000	1,887,840
Silicom Ltd. (B)	58,150	2,442,300

		5,351,876

Construction & Engineering - 1.1%
Comfort Systems USA, Inc.	46,700	4,271,649
EMCOR Group, Inc.	36,150	4,391,864
Granite Construction, Inc.	24,200	898,304

		9,561,817

Consumer Finance - 0.8%
Ally Financial, Inc.	144,105	6,879,573

Containers & Packaging - 2.3%
Berry Global Group, Inc. (B)	60,800	3,984,832
Graphic Packaging Holding Co.	355,200	7,079,136
Sealed Air Corp.	156,800	9,301,376

		20,365,344

Distributors - 0.9%
LKQ Corp. (B)	141,800	7,810,344

Diversified Consumer Services - 0.5%
American Public Education, Inc. (B)	106,350	2,657,687
Stride, Inc. (B)	59,850	2,124,675

		4,782,362

Diversified Financial Services - 0.5%
Equitable Holdings, Inc.	122,500	4,103,750

Diversified Telecommunication Services - 0.4%
Liberty Global PLC, Class A (B)	115,600	3,322,344

Electric Utilities - 2.7%
Evergy, Inc.	169,300	10,792,875
OGE Energy Corp.	366,400	12,483,248
Portland General Electric Co.	23,000	1,134,130

		24,410,253

Electrical Equipment - 0.9%
Acuity Brands, Inc.	6,050	1,242,852
LSI Industries, Inc.	219,500	1,633,080
Regal Rexnord Corp.	31,650	4,821,244

		7,697,176

Electronic Equipment, Instruments & Components - 3.0%
Coherent, Inc. (B)	10,150	2,582,160
Flex Ltd. (B)	400,300	6,765,070
Methode Electronics, Inc.	72,650	3,056,385
OSI Systems, Inc. (B)	18,100	1,685,291
Vishay Intertechnology, Inc.	124,700	2,396,734
Vontier Corp.	312,000	10,554,960

		27,040,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.6%
Baker Hughes Co.	152,600	$ 3,827,208
Helix Energy Solutions Group, Inc. (A) (B)	132,000	498,960
Helmerich & Payne, Inc.	49,250	1,528,720

		5,854,888

Entertainment - 0.4%
Madison Square Garden Entertainment Corp. (B)	43,750	3,083,063
Madison Square Garden Sports Corp., Class A (B)	4,300	814,893

		3,897,956

Equity Real Estate Investment Trusts - 3.7%
Apple Hospitality, Inc.	175,500	2,757,105
Brandywine Realty Trust	197,500	2,616,875
Community Healthcare Trust, Inc.	34,500	1,650,480
Gaming & Leisure Properties, Inc.	129,526	6,280,716
JBG SMITH Properties	329,296	9,503,483
Lexington Realty Trust	208,400	3,036,388
Physicians Realty Trust	183,850	3,494,988
Piedmont Office Realty Trust, Inc., Class A	50,750	901,320
Sabra Health Care, Inc.	151,000	2,136,650
Summit Hotel Properties, Inc. (B)	81,500	815,000

		33,193,005

Food & Staples Retailing - 0.1%
Village Super Market, Inc., Class A	38,000	846,260

Food Products - 2.5%
Kraft Heinz Co.	224,300	8,050,127
Nomad Foods Ltd. (B)	38,050	1,036,102
Post Holdings, Inc. (B)	122,800	12,461,744
Whole Earth Brands, Inc. (A) (B)	107,250	1,300,942

		22,848,915

Gas Utilities - 1.1%
UGI Corp.	220,700	9,580,587

Health Care Equipment & Supplies - 0.8%
AngioDynamics, Inc. (B)	113,600	3,248,960
Meridian Bioscience, Inc. (B)	83,500	1,570,635
OraSure Technologies, Inc. (B)	194,000	2,069,980

		6,889,575

Health Care Providers & Services - 4.7%
AmerisourceBergen Corp.	91,337	11,144,941
AMN Healthcare Services, Inc. (B)	29,150	2,877,105
Centene Corp. (B)	151,800	10,814,232
Cross Country Healthcare, Inc. (B)	240,450	4,984,528
Encompass Health Corp.	43,300	2,752,148
Laboratory Corp. of America Holdings (B)	32,399	9,299,161
National HealthCare Corp.	8,600	601,484

		42,473,599

Hotels, Restaurants & Leisure - 0.2%
Churchill Downs, Inc.	8,850	2,035,500

Household Durables - 1.9%
Helen of Troy Ltd. (B)	9,600	2,159,520
KB Home	60,000	2,409,000
La-Z-Boy, Inc.	67,850	2,255,334
MDC Holdings, Inc.	33,000	1,616,340
NVR, Inc. (B)	1,400	6,852,720

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	31,900	$ 1,533,752

		16,826,666

Household Products - 0.9%
Reynolds Consumer Products, Inc.	126,600	3,415,668
Spectrum Brands Holdings, Inc.	53,200	4,987,500

		8,403,168

Independent Power & Renewable Electricity Producers - 1.5%
Vistra Corp.	678,400	13,289,856

Insurance - 10.1%
Alleghany Corp. (B)	23,800	15,502,844
Allstate Corp.	62,148	7,685,843
American International Group, Inc.	94,800	5,601,732
Arch Capital Group Ltd. (B)	287,400	12,019,068
Everest Re Group Ltd.	11,100	2,902,650
Fidelity National Financial, Inc.	246,000	11,785,860
Loews Corp.	198,800	11,146,716
Markel Corp. (B)	8,813	11,572,615
Old Republic International Corp.	355,250	9,176,107
Selective Insurance Group, Inc.	49,300	3,863,641

		91,257,076

Interactive Media & Services - 0.8%
IAC / InterActiveCorp (B)	50,300	7,664,211

Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	51,300	3,935,736

IT Services - 1.7%
Euronet Worldwide, Inc. (B)	58,100	6,518,239
FleetCor Technologies, Inc. (B)	29,400	7,273,854
Perficient, Inc. (B)	15,800	1,952,880

		15,744,973

Leisure Products - 0.6%
MasterCraft Boat Holdings, Inc. (B)	133,000	3,561,740
Polaris, Inc.	17,600	2,023,120

		5,584,860

Machinery - 1.5%
Altra Industrial Motion Corp.	41,500	2,164,225
Columbus McKinnon Corp.	59,150	2,796,020
Douglas Dynamics, Inc.	37,750	1,596,825
Gencor Industries, Inc. (B)	74,850	835,326
Miller Industries, Inc.	25,400	917,956
Mueller Industries, Inc.	94,850	4,992,904

		13,303,256

Media - 4.7%
Altice USA, Inc., Class A (B)	389,500	6,348,850
DISH Network Corp., Class A (B)	156,200	6,415,134
Fox Corp., Class A	167,500	6,656,450
Liberty Broadband Corp., Class C (B)	74,964	12,177,902
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	224,173	11,056,212

		42,654,548

Metals & Mining - 1.7%
Commercial Metals Co.	103,150	3,319,367
Kaiser Aluminum Corp.	26,850	2,608,209
Kinross Gold Corp. (A)	769,700	4,625,897
Schnitzer Steel Industries, Inc., Class A	46,900	2,523,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
TimkenSteel Corp. (B)	135,600	$ 1,891,620

		14,968,313

Mortgage Real Estate Investment Trusts - 0.8%
Annaly Capital Management, Inc.	873,042	7,385,935

Multi-Utilities - 3.1%
CenterPoint Energy, Inc.	372,400	9,697,296
NiSource, Inc.	559,638	13,806,269
NorthWestern Corp.	81,500	4,634,090

		28,137,655

Multiline Retail - 1.5%
Dollar Tree, Inc. (B)	125,400	13,513,104

Oil, Gas & Consumable Fuels - 4.2%
Chesapeake Energy Corp.	44,800	2,855,552
Delek US Holdings, Inc. (B)	61,000	1,186,450
Devon Energy Corp.	99,300	3,979,944
EQT Corp. (B)	177,740	3,538,803
HollyFrontier Corp.	200,300	6,770,140
Magnolia Oil & Gas Corp., Class A	234,500	4,896,360
Ovintiv, Inc.	53,350	2,001,692
REX American Resources Corp. (B)	30,600	2,691,270
Williams Cos., Inc.	367,300	10,317,457

		38,237,668

Paper & Forest Products - 0.6%
Glatfelter Corp.	116,000	1,905,880
West Fraser Timber Co. Ltd. (A)	39,900	3,193,596

		5,099,476

Pharmaceuticals - 2.9%
Bausch Health Cos., Inc. (B)	47,800	1,342,224
BioDelivery Sciences International, Inc. (B)	416,000	1,697,280
Innoviva, Inc. (B)	81,400	1,420,430
Jazz Pharmaceuticals PLC (B)	21,350	2,840,404
Organon & Co.	226,000	8,305,500
Perrigo Co. PLC	80,200	3,621,030
Viatris, Inc.	510,365	6,813,373

		26,040,241

Professional Services - 2.3%
ASGN, Inc. (B)	28,650	3,428,259
FTI Consulting, Inc. (B)	11,750	1,691,060
Heidrick & Struggles International, Inc.	58,400	2,737,792
ICF International, Inc.	38,200	3,838,718
KBR, Inc.	100,250	4,254,610
Leidos Holdings, Inc.	24,800	2,479,504
Science Applications International Corp.	26,100	2,343,258

		20,773,201

Real Estate Management & Development - 0.6%
Jones Lang LaSalle, Inc. (B)	15,000	3,873,450
Newmark Group, Inc., Class A	89,450	1,331,016

		5,204,466

Road & Rail - 0.3%
AMERCO	4,300	3,169,057

Semiconductors & Semiconductor Equipment - 3.3%
AXT, Inc. (B)	54,000	441,180
Cohu, Inc. (B)	129,500	4,149,180
MagnaChip Semiconductor Corp. (B)	200,450	3,800,532
MaxLinear, Inc. (B)	16,450	1,036,350

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	20,350	$ 3,053,517
NeoPhotonics Corp. (B)	121,450	1,229,074
Onto Innovation, Inc. (B)	43,100	3,413,951
Qorvo, Inc. (B)	17,000	2,859,910
Silicon Motion Technology Corp., ADR	69,600	4,970,136
Tower Semiconductor Ltd. (B)	96,600	3,078,642
Universal Display Corp.	7,100	1,300,720

		29,333,192

Software - 2.3%
CDK Global, Inc.	222,200	9,670,144
NCR Corp. (B)	69,826	2,760,920
Progress Software Corp.	35,250	1,812,203
SS&C Technologies Holdings, Inc.	86,600	6,882,102

		21,125,369

Specialty Retail - 3.1%
Abercrombie & Fitch Co., Class A (B)	98,100	3,878,874
Academy Sports & Outdoors, Inc. (B)	16,500	705,870
American Eagle Outfitters, Inc.	142,350	3,379,389
Foot Locker, Inc.	34,150	1,627,931
Hibbett, Inc.	13,300	1,029,952
O’Reilly Automotive, Inc. (B)	8,300	5,165,256
Ross Stores, Inc.	50,300	5,693,960
Urban Outfitters, Inc. (B)	97,150	3,101,999
Williams-Sonoma, Inc.	19,000	3,528,870

		28,112,101

Technology Hardware, Storage & Peripherals - 0.6%
Turtle Beach Corp. (B)	43,400	1,248,184
Western Digital Corp. (B)	79,100	4,136,139

		5,384,323

Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (B)	4,750	1,877,723
Steven Madden Ltd.	54,600	2,462,460

		4,340,183

Thrifts & Mortgage Finance - 1.0%
Provident Financial Services, Inc.	86,500	2,141,740
TrustCo Bank Corp.	74,050	2,485,118
Washington Federal, Inc.	130,400	4,610,944

		9,237,802

Trading Companies & Distributors - 0.4%
AerCap Holdings NV (B)	65,072	3,841,851

Total Common Stocks (Cost $623,667,450)		867,756,554

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	2,267,625	2,267,625

Total Other Investment Company (Cost $2,267,625)		2,267,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $34,783,065 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $35,478,817.	$34,783,065	$ 34,783,065

Total Repurchase Agreement (Cost $34,783,065)		34,783,065

Total Investments (Cost $660,718,140)		904,807,244
Net Other Assets (Liabilities) - (0.4)%		(3,750,120)

Net Assets - 100.0%		$901,057,124

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$867,756,554	$—	$—	$867,756,554
Other Investment Company	2,267,625	—	—	2,267,625
Repurchase Agreement	—	34,783,065	—	34,783,065

Total Investments	$870,024,179	$34,783,065	$—	$904,807,244

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,215,700, collateralized by cash collateral of $2,267,625 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,080,502. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended October 31, 2021 was a path to normalization. As confidence in economic recovery and the markets grew, so did gains in both economic activity and risk asset returns.

The past fiscal year witnessed a sharp rise in inflation as rapidly recovering demand was far outpacing the output from the supply chain. As a result, consumer goods consumption was running $860 billion or 18% above pre-pandemic trends while service consumption was -$292 billion or 3.4% lower than before the pandemic began. The demand for goods in the face of clogged supply chains created pressures that were released via the pricing mechanism, resulting in a pickup in inflation. That said, the Federal Reserve has stuck to its belief that this inflation story is ultimately transitory and that once the exogenous shock has worn off and normalization occurs, prices will normalize as well. For the 12-month period ended October 31, 2021, the S&P 500® Index rose by 42.91%, while the 10-year Treasury yield rose from 0.90% to 1.58%.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Sustainable Bond (Class I) returned -0.06%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -0.48%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2021, the Fund maintained an overweight to risk-based assets as the portfolio management team had a favorable outlook on the potential for excess carry and spread tightening. In addition to overweighting investment grade corporate credit, the Fund held positions in ex-index securitized credit, high yield corporate credit and emerging markets debt. In contrast, the Fund was underweight government-related debt and agency mortgage-backed securities.

Within corporate credit, the portfolio managers were partial to credits with strong balance sheets and had a bias towards intermediate credit over longer duration exposure gives views on risk-adjusted return prospects. The Fund remained overweight securitized credit given our views on attractive spread levels, positive fundamental trends for underlying assets, and strong structural protections. The Fund also selectively added exposure to green, social and sustainability bonds when viewed as offering attractive relative value opportunities.

Relative performance for the fiscal year was driven by excess carry compared to the benchmark. Spread factors also contributed positively as spreads in many risk-based assets moved lower due to strong market technicals and generally improving fundamentals. Duration positioning detracted from relative returns, largely due to an overweight to the belly (5-10 years) of the curve.

From an asset class perspective, the largest contributors to relative performance were an underweight allocation to Treasury securities, an ex-index allocation to high yield corporate credit, and an overweight allocation to investment grade corporate credit. Within investment grade corporate credit, certain issuers are ineligible for the strategy due to their lack of alignment with sustainable initiatives. As some of these excluded issuers experienced strong performance over the fiscal year, security selection within the Fund, specifically in investment grade corporate credit, relative to the market benchmark was a detractor to performance. Security selection in U.S. Treasury securities also detracted.

Bradley D. Doyle, CFA

Charles Foster, CFA

James Rich

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.9%
U.S. Government Agency Obligations	17.4
Asset-Backed Securities	15.2
Mortgage-Backed Securities	9.8
Commercial Paper	7.1
U.S. Government Obligations	6.0
Short-Term U.S. Government Agency Obligation	4.1
Foreign Government Obligations	1.2
Loan Assignments	1.0
Other Investment Company	0.7
Net Other Assets (Liabilities)	(11.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.13
Duration †	6.37

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	27.5%
AAA	7.0
AA	5.9
A	16.5
BBB	26.2
BB	10.8
B	2.8
Not Rated	14.7
Net Other Assets (Liabilities)	(11.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.
‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(0.06)%	(1.26)%	07/31/2020
Bloomberg US Aggregate Bond Index (A)	(0.48)%	(1.38)%
Class I2 (NAV)	(0.01)%	(1.21)%	07/31/2020

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-back securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 15.2%
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 08/15/2046 (A)	$200,000	$199,054
DataBank Issuer
Series 2021-1A, Class A2,
2.06%, 02/27/2051 (A)	125,000	124,235
Series 2021-2A, Class A2,
2.40%, 10/25/2051 (A)	100,000	99,986
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	97,093	95,649
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A) (B)	125,000	124,982
Helios Issuer LLC Series 2020-AA, Class A, 2.98%, 06/20/2047 (A)	230,786	237,785
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/2047 (A)	200,809	205,436
Series 2021-1GS, Class A, 2.29%, 01/20/2048 (A)	81,982	82,345
Series 2021-2GS, Class A, 2.22%, 03/20/2048 (A)	57,118	56,998
MMAF Equipment Finance LLC Series 2020-A, Class A5, 1.56%, 10/09/2042 (A)	186,000	184,848
Mosaic Solar Loan Trust Series 2021-3A, Class B, 1.92%, 06/20/2052 (A)	104,245	103,160
ServiceMaster Funding LLC
Series 2020-1, Class A2II, 3.34%, 01/30/2051 (A)	124,375	128,297
Series 2021-1, Class A2II, 3.11%, 07/30/2051 (A)	120,000	117,575
SoFi Professional Loan Program LLC
Series 2016-C, Class B, 3.35% (C), 05/25/2037 (A)	100,000	101,077
Series 2016-D, Class B, 3.23% (C), 01/25/2039 (A)	100,000	102,945
Series 2017-A, Class A2B, 2.40%, 03/26/2040 (A)	53,263	53,792
Series 2019-C, Class BFX, 3.05%, 11/16/2048 (A)	261,000	264,176
Sunnova Sol II Issuer LLC Series 2020-2A, Class A, 2.73%, 11/01/2055 (A)	138,258	139,702
Sunnova Sol III Issuer LLC Series 2021-1, Class A, 2.58%, 04/28/2056 (A)	148,231	146,987
Sunrun Demeter Issuer LLC Series 2021-2A, Class A, 2.27%, 01/30/2057 (A)	125,000	124,947
Sunrun Vulcan Issuer LLC Series 2021-1A, Class A, 2.46%, 01/30/2052 (A)	121,982	121,072
Towd Point Mortgage Trust
Series 2016-2, Class A1A, 2.75% (C), 08/25/2055 (A)	78,891	79,225

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2016-3, Class A1, 2.25% (C), 04/25/2056 (A)	$ 22,411	$ 22,448
Series 2018-3, Class A1, 3.75% (C), 05/25/2058 (A)	189,620	197,492
Series 2018-5, Class A1A, 3.25% (C), 07/25/2058 (A)	80,404	81,757
Vantage Data Centers LLC
Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	180,000	177,979
Series 2021-1A, Class A2, 2.17%, 10/15/2046 (A) (B)	125,000	125,000
Vivint Solar Financing VII LLC Series 2020-1A, Class A, 2.21%, 07/31/2051 (A)	240,228	236,262

Total Asset-Backed Securities (Cost $3,766,868)		3,735,211

CORPORATE DEBT SECURITIES - 48.9%
Auto Components - 0.4%
BorgWarner, Inc. 4.38%, 03/15/2045	90,000	108,489

Banks - 10.4%
Bank of America Corp. Fixed until 10/22/2024, 2.46% (C), 10/22/2025	440,000	454,996
BNP Paribas SA 4.38%, 09/28/2025 (A)	200,000	218,249
BPCE SA Fixed until 10/19/2026, 2.05% (C), 10/19/2027 (A)	250,000	249,050
Citigroup, Inc. Fixed until 05/15/2023, 1.68% (C), 05/15/2024	220,000	223,217
Huntington National Bank 3.55%, 10/06/2023	250,000	263,009
Intesa Sanpaolo SpA 4.20%, 06/01/2032 (A)	200,000	201,732
Natwest Group PLC Fixed until 05/22/2023, 2.36% (C), 05/22/2024	200,000	204,566
PNC Bank NA 4.05%, 07/26/2028	250,000	282,737
UniCredit SpA Fixed until 06/03/2031, 3.13% (C), 06/03/2032 (A)	200,000	199,037
US Bancorp 3.10%, 04/27/2026	250,000	266,642

		2,563,235

Biotechnology - 0.4%
AbbVie, Inc.
3.20%, 05/14/2026	20,000	21,326
4.05%, 11/21/2039	20,000	22,962
Amgen, Inc. 3.13%, 05/01/2025	40,000	42,276
Gilead Sciences, Inc. 3.65%, 03/01/2026	20,000	21,689

		108,253

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products - 0.8%
Carlisle Cos., Inc. 2.75%, 03/01/2030 (D)	$ 110,000	$ 112,937
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A) (D)	90,000	93,375

		206,312

Capital Markets - 1.6%
Deutsche Bank AG 1.69%, 03/19/2026	265,000	264,358
Morgan Stanley Fixed until 10/21/2024, 0.86% (C), 10/21/2025	140,000	138,535

		402,893

Chemicals - 2.0%
Huntsman International LLC 4.50%, 05/01/2029	80,000	89,910
Orbia Advance Corp. SAB de CV 5.88%, 09/17/2044 (E)	200,000	244,530
PPG Industries, Inc. 2.55%, 06/15/2030 (D)	50,000	51,195
Sherwin-Williams Co. 4.50%, 06/01/2047	80,000	100,014

		485,649

Commercial Services & Supplies - 0.3%
Waste Management, Inc. 3.13%, 03/01/2025	80,000	84,947

Construction Materials - 0.8%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (A)	190,000	197,600

Containers & Packaging - 0.6%
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	59,000	62,245
5.38%, 01/15/2028 (A)	88,000	92,070

		154,315

Diversified Financial Services - 1.1%
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	130,000	129,350
USAA Capital Corp. 2.13%, 05/01/2030 (A)	150,000	150,347

		279,697

Diversified Telecommunication Services - 1.8%
Network i2i Ltd. Fixed until 01/15/2025 (F), 5.65% (C) (E)	200,000	211,500
Verizon Communications, Inc. 3.88%, 02/08/2029	200,000	222,970

		434,470

Electric Utilities - 3.3%
Duke Energy Carolinas LLC 3.95%, 11/15/2028	110,000	124,341
Enel Finance International NV 1.88%, 07/12/2028 (A)	200,000	196,316
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	120,000	130,197
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	70,000	67,542

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Northern States Power Co. 2.60%, 06/01/2051	$ 70,000	$ 68,140
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	91,000	94,185
Southern Power Co. 0.90%, 01/15/2026	130,000	126,218

		806,939

Energy Equipment & Services - 1.0%
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	200,000	214,232
Sunnova Energy Corp. 5.88%, 09/01/2026 (A)	21,000	21,315

		235,547

Equity Real Estate Investment Trusts - 4.5%
American Tower Corp. 3.60%, 01/15/2028	80,000	86,617
Crown Castle International Corp.
2.90%, 04/01/2041	80,000	77,134
3.30%, 07/01/2030	50,000	52,885
Digital Realty Trust LP 3.70%, 08/15/2027	140,000	153,368
Federal Realty Investment Trust 1.25%, 02/15/2026	84,000	83,091
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (A)	197,000	205,166
Healthpeak Properties, Inc. 3.50%, 07/15/2029	90,000	98,284
SBA Tower Trust 3.45%, 03/15/2048 (A)	125,000	126,183
UDR, Inc. 3.10%, 11/01/2034	80,000	83,019
Ventas Realty LP 3.50%, 02/01/2025	130,000	138,294

		1,104,041

Food & Staples Retailing - 3.8%
Alimentation Couche-Tard, Inc. 3.63%, 05/13/2051 (A) (D)	131,000	139,363
InRetail Consumer 3.25%, 03/22/2028 (A)	200,000	196,540
Kroger Co. 4.50%, 01/15/2029 (D)	150,000	174,656
Sysco Corp. 3.30%, 07/15/2026 - 02/15/2050	210,000	222,957
Walmart, Inc. 1.80%, 09/22/2031	205,000	202,147

		935,663

Food Products - 0.9%
Danone SA 2.95%, 11/02/2026 (A)	200,000	211,460

Health Care Equipment & Supplies - 0.7%
Danaher Corp. 3.35%, 09/15/2025	80,000	86,175
Koninklijke Philips NV 6.88%, 03/11/2038	60,000	88,882

		175,057

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Household Durables - 0.8%
Century Communities, Inc. 6.75%, 06/01/2027 (D)	$ 56,000	$ 59,461
D.R. Horton, Inc. 2.60%, 10/15/2025	70,000	72,923
Meritage Homes Corp. 5.13%, 06/06/2027	66,000	72,765

		205,149

Household Products - 0.7%
Kimberly-Clark Corp. 3.10%, 03/26/2030	80,000	87,049
Procter & Gamble Co. 2.45%, 11/03/2026	80,000	84,342

		171,391

Independent Power & Renewable Electricity Producers - 0.1%
Clearway Energy Operating LLC 3.75%, 02/15/2031 (A)	30,000	29,700

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.10%, 08/15/2030	40,000	37,033

IT Services - 0.2%
International Business Machines Corp. 3.30%, 01/27/2027	35,000	37,974

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. 3.20%, 08/15/2027	120,000	129,355

Machinery - 0.3%
Xylem, Inc. 1.95%, 01/30/2028	80,000	79,996

Metals & Mining - 0.4%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	90,000	97,763

Multi-Utilities - 1.6%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	110,000	119,616
Dominion Energy, Inc. 2.25%, 08/15/2031	130,000	128,247
Public Service Co. of Colorado 4.10%, 06/15/2048	110,000	134,961

		382,824

Personal Products - 1.2%
Natura Cosmeticos SA 4.13%, 05/03/2028 (A)	200,000	197,960
Unilever Capital Corp. 2.00%, 07/28/2026	100,000	102,955

		300,915

Pharmaceuticals - 2.8%
AstraZeneca PLC 4.00%, 01/17/2029	60,000	68,292
Bausch Health Cos., Inc. 5.25%, 01/30/2030 (A) (D)	189,000	170,334
Eli Lilly & Co. 2.75%, 06/01/2025	40,000	42,072
GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	40,000	43,475
Merck & Co., Inc. 3.70%, 02/10/2045 (D)	40,000	46,396

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Pfizer, Inc. 4.20%, 09/15/2048	$ 40,000	$ 50,711
Sanofi 3.38%, 06/19/2023	40,000	41,762
Takeda Pharmaceutical Co. Ltd. 5.00%, 11/26/2028	200,000	236,663

		699,705

Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp. 3.73%, 12/08/2047	140,000	158,198
Micron Technology, Inc. 2.70%, 04/15/2032 (B)	125,000	124,786
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (A)	50,000	53,762

		336,746

Software - 0.6%
Microsoft Corp. 3.30%, 02/06/2027	130,000	141,967

Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc. 3.00%, 06/20/2027	130,000	140,308
Dell International LLC / EMC Corp.
6.02%, 06/15/2026	70,000	82,494
6.20%, 07/15/2030	70,000	89,381
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	40,000	44,822

		357,005

Trading Companies & Distributors - 0.4%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	92,000	96,600

Water Utilities - 0.5%
American Water Capital Corp. 3.45%, 06/01/2029	110,000	119,203

Wireless Telecommunication Services - 1.4%
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/2032 (A)	150,000	146,430
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (A)	200,000	201,000

		347,430

Total Corporate Debt Securities (Cost $12,271,259)		12,065,323

FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Colombia - 0.5%
Colombia Government International Bond 7.38%, 09/18/2037	100,000	123,689

Panama - 0.3%
Panama Government International Bond 6.70%, 01/26/2036	53,000	70,644

Republic of South Africa - 0.4%
Republic of South Africa Government International Bond 6.25%, 03/08/2041	100,000	104,410

Total Foreign Government Obligations (Cost $318,110)		298,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
LOAN ASSIGNMENTS - 1.0%
Commercial Services & Supplies - 0.2%
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 3.50% (C), 05/30/2025	$ 40,033	$ 40,088

Communications Equipment - 0.4%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (C), 04/06/2026	109,442	107,800

Machinery - 0.4%
Vertiv Group Corp. Term Loan B, 1-Month LIBOR + 2.75%, 2.83% (C), 03/02/2027	89,101	88,460

Total Loan Assignments (Cost $237,731)		236,348

MORTGAGE-BACKED SECURITIES - 9.8%
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month LIBOR + 2.12%, 2.21% (C), 09/15/2034 (A)	145,000	144,361
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	200,000	201,837
Benchmark Mortgage Trust Series 2020-IG3, Class B, 3.29% (C), 09/15/2048 (A)	175,000	180,365
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 1.84% (C), 12/15/2037 (A)	115,000	115,000
DOLP Trust Series 2021-NYC, Class C, 3.53%, 05/10/2041 (A)	250,000	263,232
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (C), 09/10/2035 (A)	143,000	152,863
Grace Trust Series 2020-GRCE, Class D, 2.68% (C), 12/10/2040 (A)	250,000	239,334
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A, 3.40%, 06/05/2039 (A)	80,000	87,102
Series 2019-OSB, Class C, 3.75% (C), 06/05/2039 (A)	174,000	187,809
Manhattan West Mortgage Trust Series 2020-1MW, Class B, 2.34% (C), 09/10/2039 (A)	185,000	186,342
One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 09/15/2054 (A)	160,000	164,169
SLG Office Trust Series 2021-OVA, Class D, 2.85%, 07/15/2041 (A)	130,000	128,439

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (C), 10/25/2059 (A)	$ 185,127	$ 190,382
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (A)	170,000	182,165

Total Mortgage-Backed Securities (Cost $2,445,471)		2,423,400

U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.51%, 03/25/2029	225,000	254,108
3.90%, 04/25/2028	418,000	477,868
Federal National Mortgage Association 0.88%, 08/05/2030	239,000	224,564
Uniform Mortgage-Backed Security
2.00%, TBA (B)	1,100,000	1,099,785
2.50%, TBA (B)	2,180,000	2,243,839

Total U.S. Government Agency Obligations (Cost $4,358,659)		4,300,164

U.S. GOVERNMENT OBLIGATIONS - 6.0%
U.S. Treasury - 6.0%
U.S. Treasury Bond
1.75%, 08/15/2041	110,000	105,703
2.00%, 08/15/2051	1,074,000	1,088,264
U.S. Treasury Note 0.13%, 08/31/2023	300,000	298,231

Total U.S. Government Obligations (Cost $1,457,563)		1,492,198

COMMERCIAL PAPER - 7.1%
Banks - 4.1%
DNB Bank ASA
0.07% (G), 11/12/2021	250,000	249,996
0.09% (G), 11/04/2021	250,000	249,998
0.10% (G), 11/08/2021	500,000	499,994

		999,988

Household Products - 1.0%
Procter & Gamble Co. 0.06% (G), 01/24/2022	250,000	249,969

Water Utilities - 2.0%
American Water Capital Corp. 0.07% (G), 11/16/2021	500,000	499,967

Total Commercial Paper (Cost $1,749,933)		1,749,924

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 4.1%
Federal National Mortgage Association Discount Notes 0.03% (G), 12/29/2021	1,000,000	999,936

Total Short-Term U.S. Government Agency Obligation (Cost $999,952)		999,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	165,365	$ 165,365

Total Other Investment Company (Cost $165,365)		165,365

Total Investments (Cost $27,770,911)		27,466,612
Net Other Assets (Liabilities) - (11.4)%		(2,819,319)

Net Assets - 100.0%		$ 24,647,293

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$3,735,211	$—	$3,735,211
Corporate Debt Securities	—	12,065,323	—	12,065,323
Foreign Government Obligations	—	298,743	—	298,743
Loan Assignments	—	236,348	—	236,348
Mortgage-Backed Securities	—	2,423,400	—	2,423,400
U.S. Government Agency Obligations	—	4,300,164	—	4,300,164
U.S. Government Obligations	—	1,492,198	—	1,492,198
Commercial Paper	—	1,749,924	—	1,749,924
Short-Term U.S. Government Agency Obligation	—	999,936	—	999,936
Other Investment Company	165,365	—	—	165,365

Total Investments	$165,365	$27,301,247	$—	$27,466,612

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $10,217,517, representing 41.5% of the Fund’s net assets.
(B)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $846,755, collateralized by cash collateral of $165,365 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $699,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $456,030, representing 1.9% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Rates disclosed reflect the yields at October 31, 2021.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Equity Income

(unaudited)

MARKET ENVIRONMENT

The start of the fiscal year ended October 31, 2021 coincided with the announcement of successful trials of COVID-19 vaccines by several global pharmaceutical companies, giving hope that the world could start to overcome the pandemic and the mobility restrictions it had caused. In response, equity markets rose sharply, anticipating economic reopening and that momentum continued through the fiscal year.

A feature of the early part of the market rally was a bounce in sectors that were most exposed to mobility restrictions and thus hardest hit by the crisis. Areas such as financials, travel and leisure were some of the most notable risers. Similarly, commodity prices started to rise in response to a rise in economic activity, driving significant rallies in energy and basic materials. This rally proved persistent through the fiscal year although there were signs late that prices in many commodities were retreating from their peaks. In a rapidly rising market, traditionally defensive sectors such as consumer staples, utilities and telecommunications failed to keep pace with the broader index, although they still registered gains in absolute terms.

Another feature of equity markets were rotations in style leadership between growth and value and divergence in performance within the value category. Value stocks experienced a sharp rally in late 2020 and early 2021 but within this, it tended to be the companies with high debt and stretched balance sheets that performed best, outperforming more ‘quality value’ type companies, which have stronger balance sheets and more stable cash flows.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Sustainable Equity Income (Class A) returned 40.92%, excluding any sales charges. By comparison, its benchmark, the Russell 1000 Value® Index, returned 43.76%.

STRATEGY REVIEW (12/1/2020-10/31/2021)

On December 1, 2020, the Fund’s sub-adviser and strategy changed. From the fiscal year start on November 1, 2020 through November 30, 2020, the Fund was named Transamerica Dividend Focused and was managed by Barrow, Hanley, Mewhinney & Strauss, LLC. Aegon Asset Management UK plc (“AAM”) began sub-advising the Fund on December 1, 2020, employing a dividend strategy with a sustainable investing focus.

Since AAM began sub-advising the Fund, it underperformed its benchmark. The underperformance was concentrated in the final months of 2020 and the start of 2021, which was largely attributable to an unfavorable market backdrop for the Fund’s strategy. During these months, there was a rotation into deep-value stocks (such as energy, tobacco and airlines), which are areas we generally avoid. Instead, we focus on stocks with sustainable dividends, strong balance sheets and higher levels of profitability than the market, an approach best defined as a quality bias. This latter style was more favorable in the second and third quarters of 2021, when the Fund made back some of the underperformance.

The Fund implements a small number of product-based exclusions as part of its sustainability criteria and, as a result, cannot invest in energy exploration and production stocks. This proved a drag from an allocation perspective, as the energy sector was by far the top performer for the Fund. The Fund also carries a heavy weighting in financials due to the sector’s yield profile. With financials outperforming, this weighting benefited the Fund.

AAM believes that long-term outperformance comes from buying quality stocks with good sustainability credentials at sensible valuations.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

STRATEGY REVIEW (11/1/2020-11/30/2020)

When Barrow, Hanley, Mewhinney & Strauss managed the Fund from November 1, 2020 through November 30, 2020, it outperformed its benchmark. Value stocks largely drove performance for the Fund, especially on the news of the vaccines given that these companies had been some of the hardest hit by the restrictions and lockdowns imposed by the COVID-19 pandemic. Cyclical sectors including energy, financials and industrials performed well for the benchmark.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Equity Income

(unaudited)

STRATEGY REVIEW (11/1/2020-11/30/2020) (continued)

Stock selection in health care, relative to the benchmark, was the greatest contributor. Holdings in consumer staples and financials also benefited overall performance as did portfolio selection within and an overweight in energy. The top contributing holdings included American Express Co., Raytheon Technologies Corp., Phillips 66, Cigna Corp. and Wells Fargo & Co.

Holdings in consumer discretionary and communication services were the largest detractors. No exposure in information technology and an overweight in real estate also weighed. The five largest detractors were Lowe’s Cos, Inc., Consolidated Edison, Inc., Exelon Corp., Verizon Communications Inc., and CenterPoint Energy, Inc.

Brian Quinn, CFA

Brad Kinkelaar

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	0.8
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	0.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Equity Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	33.16%	7.42%	8.61%	01/04/2013
Class A (NAV)	40.92%	8.65%	9.30%	01/04/2013
Russell 1000® Value Index (A)	43.76%	12.39%	12.12%
Class C (POP)	38.74%	7.75%	8.40%	01/04/2013
Class C (NAV)	39.74%	7.75%	8.40%	01/04/2013
Class I (NAV)	41.29%	8.88%	9.51%	01/04/2013
Class I2 (NAV)	41.31%	8.96%	9.61%	01/04/2013
Class R6 (NAV)	41.31%	8.96%	7.18%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.4%
Banks - 9.3%
Citizens Financial Group, Inc.	104,499	$4,951,163
First Republic Bank	43,746	9,463,572
Huntington Bancshares, Inc.	499,442	7,861,217
US Bancorp	162,787	9,827,451

		32,103,403

Biotechnology - 2.7%
Gilead Sciences, Inc.	145,273	9,425,312

Capital Markets - 8.6%
CME Group, Inc.	41,754	9,208,845
State Street Corp.	108,786	10,720,860
T. Rowe Price Group, Inc.	44,935	9,745,503

		29,675,208

Chemicals - 3.9%
Air Products & Chemicals, Inc.	23,106	6,927,410
Albemarle Corp.	25,269	6,329,126

		13,256,536

Commercial Services & Supplies - 3.0%
Republic Services, Inc.	76,071	10,239,157

Communications Equipment - 2.5%
Cisco Systems, Inc.	156,660	8,768,260

Containers & Packaging - 1.2%
Packaging Corp. of America	29,313	4,026,727

Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	160,849	8,523,388

Electrical Equipment - 5.0%
Emerson Electric Co.	96,536	9,364,958
Schneider Electric SE, ADR (A)	226,817	7,822,918

		17,187,876

Equity Real Estate Investment Trusts - 3.0%
American Tower Corp.	18,425	5,195,297
Digital Realty Trust, Inc.	32,886	5,189,740

		10,385,037

Food & Staples Retailing - 1.7%
Kroger Co.	146,757	5,873,215

Health Care Equipment & Supplies - 1.4%
Medtronic PLC	39,398	4,722,244

Household Durables - 2.0%
Garmin Ltd.	48,176	6,918,074

Household Products - 3.4%
Clorox Co.	20,644	3,365,178
Colgate-Palmolive Co.	67,227	5,122,025
Kimberly-Clark Corp.	25,724	3,331,001

		11,818,204

Insurance - 5.4%
Cincinnati Financial Corp.	56,561	6,868,768
MetLife, Inc.	97,550	6,126,140
Progressive Corp.	57,647	5,469,547

		18,464,455

IT Services - 2.2%
Automatic Data Processing, Inc.	33,720	7,569,803

Leisure Products - 1.3%
Hasbro, Inc.	47,976	4,594,182

	Shares	Value
COMMON STOCKS (continued)
Machinery - 6.9%
Cummins, Inc.	33,904	$ 8,131,535
Stanley Black & Decker, Inc.	36,809	6,615,682
Xylem, Inc.	69,238	9,041,790

		23,789,007

Media - 1.5%
Omnicom Group, Inc.	74,512	5,072,777

Metals & Mining - 2.9%
Steel Dynamics, Inc.	148,848	9,835,876

Multiline Retail - 2.9%
Target Corp.	38,205	9,918,782

Pharmaceuticals - 5.6%
AstraZeneca PLC, ADR	137,115	8,553,234
Merck & Co., Inc.	123,497	10,873,911

		19,427,145

Road & Rail - 2.0%
Union Pacific Corp.	29,095	7,023,533

Semiconductors & Semiconductor Equipment - 7.7%
Broadcom, Inc.	19,711	10,479,747
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	75,185	8,548,534
Texas Instruments, Inc.	38,945	7,301,409

		26,329,690

Software - 3.9%
Microsoft Corp.	40,604	13,465,098

Specialty Retail - 2.2%
Best Buy Co., Inc.	61,350	7,499,424

Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc.	320,923	5,468,528

Water Utilities - 2.1%
Essential Utilities, Inc.	155,154	7,303,099

Total Common Stocks (Cost $284,494,779)		338,684,040

OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	98,700	98,700

Total Other Investment Company (Cost $98,700)		98,700

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $2,841,160 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $2,898,023.	$ 2,841,160	2,841,160

Total Repurchase Agreement (Cost $2,841,160)		2,841,160

Total Investments (Cost $287,434,639)		341,623,900
Net Other Assets (Liabilities) - 0.8%		2,700,769

Net Assets - 100.0%		$ 344,324,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$338,684,040	$—	$—	$338,684,040
Other Investment Company	98,700	—	—	98,700
Repurchase Agreement	—	2,841,160	—	2,841,160

Total Investments	$338,782,740	$2,841,160	$—	$341,623,900

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $96,572, collateralized by cash collateral of $98,700. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rates disclosed reflect the yields at October 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

At the start of the fiscal year ended October 31, 2021, credit spreads on most fixed income asset classes continued the summer rally into November and December 2020 with spreads approaching levels not seen since before the March 2020 COVID-19 related lockdown. Positive news flowed on the COVID-19 vaccine front and ongoing optimism related to additional fiscal stimulus in the U.S. continued to provide confidence of a stronger recovery in 2021. Central banks continued to provide support with accommodative measures that were expected to remain in place for the foreseeable future. The boost in investor optimism came despite the continued surge in COVID-19 infections in the U.S. and Europe. U.S. Treasury rates began to slowly increase off historically low levels in the middle part of 2020.

While credit spreads continued to grind tighter in the first quarter of 2021 as vaccination rates increased and COVID-19 cases decreased, Treasury rates traded significantly higher during the first five months of the fiscal year. Higher rates came amid expectations of a declining COVID-19 epidemic combined with a larger fiscal package from Congress led to stronger growth and inflation in the remainder of 2021 and into 2022.

This trend largely continued until the Delta variant spread throughout the developed world over the summer months. The rally in credit spreads paused and investors experienced pockets of volatility in industries tied to the reopening of the economy. However, as COVID-19 cases peaked in the U.S. and technical conditions improved in the second half of August, spreads began along a tighter trajectory, and Treasury rates traded higher for the remainder of the period.

Throughout the fiscal year, many investors believed inflation would ultimately prove transitory, driven by supply-chain bottlenecks, labor shortages, and related supply-demand imbalances. However, the consumer price index’s annual headline rate of 6.2% in October 2021 had some investors questioning whether the U.S. Federal Reserve (“Fed”) would look to hike Fed Funds rates earlier than previously expected.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Unconstrained Bond (Class I) returned 7.46%. By comparison, its benchmark, the ICE BofAML 3-Month Treasury Bill Index, returned 0.06%.

STRATEGY REVIEW

The Fund’s investment strategy has both top-down and bottom-up elements to it. Our global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of nine to 18 months. These targets are expected to be reset two to six times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, fixed income team members have flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the Fund.

The Fund outperformed its benchmark for the fiscal year ended October 31, 2021, benefiting most from allocations to higher-spread segments. The largest contributors from an asset allocation standpoint were high yield, contingent convertibles, preferred securities and bank loans. Amid higher Treasury rates, a hedged duration profile with short positions in Treasury futures contracts also contributed to performance.

From a security selection standpoint, the Fund benefited from credit selection among intermediate and long-duration, investment grade credit as well as high yield. Detractors were led by credit selection among high-yield corporates in emerging markets.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Roberto Coronado

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	60.2%
Short-Term Investment Company	11.2
Loan Assignments	9.5
Asset-Backed Securities	9.4
Foreign Government Obligations	7.2
Other Investment Company	3.3
U.S. Government Obligations	0.5
Preferred Stocks	0.4
Convertible Bond	0.1
Common Stocks	0.0 *
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.09
Duration †	1.17

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.5%
AAA	0.5
AA	1.9
A	9.2
BBB	25.5
BB	22.6
B	24.3
CCC and Below	2.3
Not Rated	15.0
Net Other Assets (Liabilities) ^	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	2.06%	N/A	2.79%	10/01/2020
Class A (NAV)	7.12%	N/A	7.51%	10/01/2020
Class I (NAV)	7.46%	4.26%	3.92%	12/08/2014
ICE BofAML 3-Month Treasury Bill Index (A) (B)	0.06%	1.15%	0.88%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (C)	0.19%	1.43%	1.15%
Class I2 (NAV)	7.47%	4.40%	4.03%	12/08/2014

(A) Effective June 1, 2021, ICE BofAML U.S. 3-Month Treasury Bill Index became the Fund’s primary benchmark. Prior to June 1, 2021, the Fund’s primary benchmark was the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date.

(C) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income securities and, therefore, the fund, are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, which is greater with respect to high-yield/non-investment grade bonds, prepayment risk, extension risk, valuation risk, and liquidity risk. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Using derivatives exposes the fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 9.4%
Allegro CLO II-S Ltd. Series 2014-1RA, Class D, 3-Month LIBOR + 5.75%, 5.88% (A), 10/21/2028 (B)	$8,050,000	$7,827,289
AMMC CLO XIII Ltd. Series 2013-13A, Class B2L1, 3-Month LIBOR + 6.44%, 6.56% (A), 07/24/2029 (B)	1,316,000	1,266,766
Ares XXXIIR CLO Ltd. Series 2014-32RA, Class E, 3-Month LIBOR + 8.40%, 8.52% (A), 05/15/2030 (B)	3,400,000	3,117,416
Ares XXXVII CLO Ltd.
Series 2015-4A, Class DR,
3-Month LIBOR + 6.15%, 6.27% (A), 10/15/2030 (B)	2,000,000	1,964,156
Series 2015-4A, Class ER,
3-Month LIBOR + 7.27%, 7.39% (A), 10/15/2030 (B)	4,000,000	3,573,972
Atrium XII Series 12A, Class ER, 3-Month LIBOR + 5.25%, 5.38% (A), 04/22/2027 (B)	3,000,000	2,972,967
Avery Point VI CLO Ltd.
Series 2015-6A, Class E1,
3-Month LIBOR + 5.50%, 5.62% (A), 08/05/2027 (B)	2,000,000	1,907,812
Series 2015-6A, Class E2,
3-Month LIBOR + 6.00%, 6.12% (A), 08/05/2027 (B)	1,000,000	958,418
Series 2015-6A, Class F,
3-Month LIBOR + 6.80%, 6.92% (A), 08/05/2027 (B)	3,000,000	2,619,384
Avery Point VII CLO Ltd. Series 2015-7A, Class E, 3-Month LIBOR + 6.60%, 6.72% (A), 01/15/2028 (B)	2,500,000	2,451,927
Babson CLO Ltd. Series 2015-IA, Class ER, 3-Month LIBOR + 5.50%, 5.63% (A), 01/20/2031 (B)	3,000,000	2,682,705
Bain Capital Credit CLO Ltd. Series 2016-2A, Class E, 3-Month LIBOR + 7.04%, 7.16% (A), 01/15/2029 (B)	3,950,000	3,920,304
Bain Capital Euro CLO DAC Series 2018-2X, Class D, 3-Month EURIBOR + 3.20%, 3.20% (A), 01/20/2032 (C)	EUR 4,750,000	5,398,602
Barings CLO Ltd. Series 2015-2A, Class ER, 3-Month LIBOR + 6.45%, 6.58% (A), 10/20/2030 (B)	$2,500,000	2,431,620
Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class DR, 3-Month LIBOR + 6.55%, 6.67% (A), 07/15/2029 (B)	600,000	580,533

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BlackRock European CLO VI DAC Series 6X, Class DE, 3-Month EURIBOR + 3.10%, 3.10% (A), 07/15/2032	EUR 800,000	$ 924,964
Carlyle Global Market Strategies CLO DAC Series 2020-1X, Class C, 3-Month EURIBOR + 3.30%, 3.30% (A), 04/15/2033 (C)	2,175,000	2,515,406
Carlyle Global Market Strategies CLO Ltd. Series 2014-3RA, Class D, 3-Month LIBOR + 5.40%, 5.53% (A), 07/27/2031 (B)	$1,000,000	921,637
Carlyle US CLO Ltd. Series 2017-2A, Class D, 3-Month LIBOR + 6.15%, 6.28% (A), 07/20/2031 (B)	3,500,000	3,280,592
CIFC Funding Ltd. Series 2014-4RA, Class D, 3-Month LIBOR + 5.70%, 5.82% (A), 10/17/2030 (B)	5,500,000	5,360,751
Dryden 30 Senior Loan Fund Series 2013-30A, Class ER, 3-Month LIBOR + 5.75%, 5.87% (A), 11/15/2028 (B)	5,000,000	4,880,525
Dryden 55 CLO Ltd. Series 2018-55A, Class F, 3-Month LIBOR + 7.20%, 7.32% (A), 04/15/2031 (B)	3,000,000	2,827,395
Jubilee CLO BV
Series 2014-11X, Class DR,
3-Month EURIBOR + 3.30%, 3.30% (A), 04/15/2030 (C)	EUR 400,000	452,738
Series 2018-21A, Class DR,
3-Month EURIBOR + 3.30%, 3.30% (A), 04/15/2035 (B)	7,000,000	7,932,328
Laurelin DAC Series 2016-1X, Class DR, 3-Month EURIBOR + 3.42%, 3.42% (A), 10/20/2031	5,250,000	6,092,608
LCM XXIII Ltd. Series 23A, Class D, 3-Month LIBOR + 7.05%, 7.18% (A), 10/20/2029 (B)	$1,000,000	962,122
Madison Park Funding XIV Ltd. Series 2014-14A, Class ER, 3-Month LIBOR + 5.80%, 5.93% (A), 10/22/2030 (B)	3,100,000	3,034,757
Madison Park Funding XVII Ltd. Series 2015-17A, Class ER, 3-Month LIBOR + 6.50%, 6.63% (A), 07/21/2030 (B)	925,000	923,548
Madison Park Funding XX Ltd. Series 2016-20A, Class ER, 3-Month LIBOR + 5.30%, 5.43% (A), 07/27/2030 (B)	1,375,000	1,327,224
Madison Park Funding XXVI Ltd. Series 2007-4A, Class ER, 3-Month LIBOR + 6.50%, 6.63% (A), 07/29/2030 (B)	2,000,000	2,000,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Man GLG Euro CLO I DAC Series 1X, Class DRR, 3-Month EURIBOR + 2.45%, 2.45% (A), 10/15/2030	EUR 1,500,000	$ 1,684,723
Man GLG Euro CLO V DAC Series 5X, Class D1, 3-Month EURIBOR + 3.55%, 3.55% (A), 12/15/2031 (C)	500,000	578,076
Neuberger Berman Loan Advisers CLO
Series 2021-1X, Class D, 3-Month EURIBOR + 3.00%, 3.00% (A), 04/17/2034 (C)	575,000	654,396
OAK Hill European Credit Partners VI DAC Series 2017-6X, Class D, 3-Month EURIBOR + 2.35%, 2.35% (A), 01/20/2032 (C)	1,500,000	1,691,845
OCP CLO DAC Series 2017-2X, Class D, 3-Month EURIBOR + 2.75%, 2.75% (A), 01/15/2032 (C)	2,300,000	2,619,481
Octagon Investment Partners 18-R Ltd. Series 2018-18A, Class E, 3-Month LIBOR + 8.25%, 8.37% (A), 04/16/2031 (B)	$2,625,000	2,355,880
Signal Peak CLO 4 Ltd. Series 2017-4A, Class DR, 3-Month LIBOR + 3.20%, 0.00% (A), 10/26/2034 (B)	1,000,000	1,000,000
St. Paul’s CLO IX DAC Series 9X, Class D, 3-Month EURIBOR + 2.50%, 2.50% (A), 11/15/2030 (C)	EUR 2,900,000	3,251,144
TICP CLO XII Ltd. Series 2018-12A, Class DR, 3-Month LIBOR + 3.30%, 3.41% (A), 07/15/2034 (B)	$5,300,000	5,299,942
Voya CLO I DAC Series 1X, Class D, 3-Month EURIBOR + 2.50%, 2.50% (A), 10/15/2030 (C)	EUR 1,500,000	1,686,485
Voya CLO Ltd.
Series 2015-1A, Class DR,
3-Month LIBOR + 5.65%, 5.77% (A), 01/18/2029 (B)	$3,000,000	2,826,375
Series 2015-2A, Class ER,
3-Month LIBOR + 5.40%, 5.52% (A), 07/23/2027 (B)	3,000,000	2,821,980
Series 2016-2A, Class DR,
3-Month LIBOR + 7.11%, 7.23% (A), 07/19/2028 (B)	2,000,000	1,969,894
Series 2016-4A, Class E2,
3-Month LIBOR + 6.65%, 6.78% (A), 07/20/2029 (B)	1,088,000	1,068,579

Total Asset-Backed Securities (Cost $118,476,526)		116,619,522

	Principal	Value
CONVERTIBLE BOND - 0.1%
Energy Equipment & Services - 0.1%
Hi-Crush, Inc. PIK Rate 10.00%, Cash Rate 8.00%, 04/09/2026 (D) (E) (F) (G)	$ 482,715	$ 636,701

Total Convertible Bond (Cost $444,178)		636,701

CORPORATE DEBT SECURITIES - 60.2%
Aerospace & Defense - 0.2%
Embraer Finance BV 6.95%, 01/17/2028 (B)	350,000	388,325
Lockheed Martin Corp. 3.10%, 01/15/2023	647,000	664,417
Moog, Inc. 4.25%, 12/15/2027 (B)	772,000	794,689
Spirit AeroSystems, Inc. 7.50%, 04/15/2025 (B)	609,000	642,952

		2,490,383

Air Freight & Logistics - 0.1%
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028 (B)	775,000	792,500
FedEx Corp. Pass-Through Trust 1.88%, 08/20/2035	199,717	197,268
United Parcel Service, Inc. 3.90%, 04/01/2025	107,000	116,341

		1,106,109

Airlines - 0.6%
Air Canada 3.88%, 08/15/2026 (B)	820,000	830,250
American Airlines, Inc. 11.75%, 07/15/2025 (B)	1,415,000	1,752,831
British Airways Pass-Through Trust 2.90%, 09/15/2036 (B)	109,000	110,071
Controladora Mabe SA de CV 5.60%, 10/23/2028 (C)	750,000	855,008
easyJet FinCo BV 1.88%, 03/03/2028 (C)	EUR 1,000,000	1,170,912
Ryanair DAC 0.88%, 05/25/2026 (C)	1,000,000	1,158,534
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (H)	$312,000	321,360
United Airlines, Inc. 4.63%, 04/15/2029 (B)	880,000	907,262

		7,106,228

Auto Components - 0.2%
BorgWarner, Inc. 1.00%, 05/19/2031	EUR 1,093,000	1,241,245
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (B)	$825,000	813,656
Nemak SAB de CV 3.63%, 06/28/2031 (B)	750,000	702,000

		2,756,901

Automobiles - 0.5%
Ford Motor Co.
4.75%, 01/15/2043	1,914,000	2,088,193
6.63%, 10/01/2028	1,346,000	1,614,662
8.50%, 04/21/2023	615,000	674,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
KIA Corp.
1.00%, 04/16/2024 (B) (H)	$464,000	$ 462,545
3.25%, 04/21/2026 (C)	1,500,000	1,584,023

		6,423,771

Banks - 10.5%
ADCB Finance Cayman Ltd.
4.00%, 03/29/2023 (C)	800,000	832,483
4.50%, 03/06/2023 (C)	600,000	625,650
Akbank T.A.S. 6.80%, 02/06/2026 (B)	885,000	908,674
Australia & New Zealand Banking Group Ltd. Fixed until 06/15/2026 (I), 6.75% (A) (B) (H)	563,000	647,512
Banco de Bogota SA 6.25%, 05/12/2026 (C)	1,400,000	1,529,514
Banco de Credito e Inversiones SA 3.50%, 10/12/2027 (C)	1,125,000	1,191,938
Banco do Brasil SA 3.25%, 09/30/2026 (B)	765,000	754,290
Banco Inbursa SA Institucion de Banca Multiple Grupo Financiero Inbursa 4.38%, 04/11/2027 (C)	1,500,000	1,586,250
Banco Internacional del Peru SAA Interbank 3.25%, 10/04/2026 (C)	800,000	819,360
Banco Santander Chile 3.18%, 10/26/2031 (B)	679,000	680,358
Banco Santander SA
1.38%, 01/05/2026 (C)	EUR 1,000,000	1,201,084
Fixed until 09/14/2026, 1.72% (A), 09/14/2027	$200,000	197,015
2.71%, 06/27/2024	200,000	208,543
Bangkok Bank PCL Fixed until 09/23/2031, 3.47% (A), 09/23/2036 (B)	540,000	536,113
Bank Hapoalim BM Fixed until 01/21/2027, 3.26% (A), 01/21/2032 (C)	440,000	439,459
Bank of America Corp.
Fixed until 05/19/2023, 1.49% (A), 05/19/2024	324,000	327,583
Fixed until 10/22/2024, 2.46% (A), 10/22/2025	307,000	317,463
Fixed until 10/24/2050, 2.83% (A), 10/24/2051	380,000	373,868
Fixed until 04/22/2041, 3.31% (A), 04/22/2042	195,000	206,312
Fixed until 03/31/2028, 3.65% (A), 03/31/2029 (C)	EUR 1,170,000	1,595,721
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	$873,000	945,959
Fixed until 04/23/2039, 4.08% (A), 04/23/2040	277,000	318,860
6.11%, 01/29/2037	738,000	997,131
Bank of China Ltd. 5.00%, 11/13/2024 (C)	1,000,000	1,095,488
Bank of Montreal 2.05%, 11/01/2022 (H)	213,000	216,550

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of Nova Scotia
0.40%, 09/15/2023	$ 347,000	$ 345,253
Fixed until 06/04/2025 (I), 4.90% (A)	2,187,000	2,333,923
BankUnited, Inc.
4.88%, 11/17/2025	79,000	87,980
5.13%, 06/11/2030	4,494,000	5,154,777
Barclays PLC
Fixed until 06/09/2024, 0.75% (A), 06/09/2025 (C)	EUR 950,000	1,113,083
Fixed until 05/12/2031, 1.11% (A), 05/12/2032 (C)	900,000	1,028,976
Fixed until 09/23/2030, 3.56% (A), 09/23/2035	$754,000	778,103
Fixed until 12/15/2025 (I), 6.13% (A)	2,500,000	2,746,100
Fixed until 03/15/2022 (I), 7.88% (A) (C)	4,000,000	4,085,000
Fixed until 06/15/2024 (I), 8.00% (A)	2,963,000	3,303,745
BNP Paribas SA
Fixed until 09/01/2027, 0.50% (A), 09/01/2028 (C)	EUR 900,000	1,026,302
Fixed until 01/13/2026, 1.32% (A), 01/13/2027 (B)	$264,000	258,082
Fixed until 06/30/2026, 1.68% (A), 06/30/2027 (B)	212,000	209,073
Fixed until 04/19/2031, 2.87% (A), 04/19/2032 (B)	258,000	262,579
Fixed until 03/14/2022 (I), 6.75% (A) (B) (H)	3,305,000	3,358,706
BPCE SA Fixed until 10/19/2041, 3.58% (A), 10/19/2042 (B)	537,000	551,787
CaixaBank SA 1.38%, 06/19/2026 (C)	EUR 900,000	1,075,399
Canadian Imperial Bank of Commerce
0.50%, 12/14/2023	$143,000	141,935
0.95%, 10/23/2025	102,000	100,237
2.25%, 01/28/2025	241,000	248,671
CBQ Finance Ltd. 2.00%, 05/12/2026 (C)	1,000,000	995,187
Citigroup, Inc.
Fixed until 11/03/2024, 1.28% (A), 11/03/2025 (J)	163,000	163,166
Fixed until 06/01/2023, 4.04% (A), 06/01/2024	305,000	320,658
4.45%, 09/29/2027	169,000	189,576
4.65%, 07/23/2048	340,000	446,123
5.30%, 05/06/2044	268,000	353,879
5.88%, 02/22/2033	139,000	177,361
6.00%, 10/31/2033	487,000	632,958
Citizens Financial Group, Inc.
2.64%, 09/30/2032	238,000	237,968
3.25%, 04/30/2030	54,000	57,587
Cooperatieve Rabobank UA Fixed until 09/24/2025, 1.00% (A), 09/24/2026 (B)	350,000	342,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Credit Agricole SA
0.13%, 12/09/2027	EUR 900,000	$ 1,010,817
Fixed until 01/26/2026, 1.25% (A), 01/26/2027 (B)	$ 250,000	244,084
Fixed until 01/23/2024 (I), 7.88% (A) (B)	4,000,000	4,423,000
Fixed until 12/23/2025 (I), 8.13% (A) (B)	1,553,000	1,859,717
Danske Bank A/S
Fixed until 09/10/2024, 0.98% (A), 09/10/2025 (B)	200,000	198,464
Fixed until 02/12/2025, 1.38% (A), 02/12/2030 (C)	EUR 1,140,000	1,333,156
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	$210,000	220,311
Fixed until 06/26/2025 (I), 7.00% (A) (C)	500,000	556,250
DBS Group Holdings Ltd. Fixed until 02/27/2025 (I), 3.30% (A) (C)	1,000,000	1,015,070
First Abu Dhabi Bank PJSC 3.00%, 03/30/2022 (C)	1,000,000	1,009,288
First Horizon Bank 5.75%, 05/01/2030	663,000	802,581
Hana Bank Fixed until 10/19/2026 (I), 3.50% (A) (B) (H)	990,000	1,001,756
HSBC Holdings PLC
Fixed until 05/24/2026, 1.59% (A), 05/24/2027	202,000	198,544
3.00%, 06/30/2025 (C)	EUR 800,000	1,007,401
Fixed until 03/30/2025 (I), 6.38% (A)	$4,000,000	4,351,280
ING Groep NV
Fixed until 07/01/2025, 1.40% (A), 07/01/2026 (B)	321,000	319,158
Fixed until 11/16/2026 (I), 5.75% (A)	2,050,000	2,225,521
Fixed until 04/16/2025 (I), 6.50% (A)	1,500,000	1,646,250
Intesa Sanpaolo SpA
4.20%, 06/01/2032 (B)	215,000	216,862
4.95%, 06/01/2042 (B)	342,000	352,689
JPMorgan Chase & Co.
Fixed until 09/16/2023, 0.65% (A), 09/16/2024	216,000	215,448
Fixed until 05/18/2027, 1.64% (A), 05/18/2028 (C)	EUR 620,000	756,832
Fixed until 03/13/2025, 2.01% (A), 03/13/2026	$480,000	489,208
Fixed until 06/01/2028, 2.07% (A), 06/01/2029	105,000	104,026
Fixed until 11/19/2040, 2.53% (A), 11/19/2041	1,379,000	1,307,474
Fixed until 04/22/2051, 3.33% (A), 04/22/2052	604,000	651,136
Fixed until 04/30/2024 (I), 6.13% (A)	220,000	234,894

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC
Fixed until 06/27/2026 (I), 6.75% (A)	$ 1,881,000	$ 2,149,513
Fixed until 06/27/2024 (I), 7.50% (A)	2,300,000	2,544,375
Metropolitan Bank & Trust Co. 2.13%, 01/15/2026 (C)	1,000,000	1,008,529
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/2025	298,000	306,027
3.20%, 07/18/2029	1,900,000	2,014,252
Mizuho Financial Group, Inc.
Fixed until 09/13/2024, 2.56% (A), 09/13/2025	418,000	433,537
2.56%, 09/13/2031	280,000	274,328
Fixed until 07/16/2029, 3.15% (A), 07/16/2030	1,000,000	1,054,544
National Bank of Canada
Fixed until 11/15/2023, 0.55% (A), 11/15/2024	250,000	248,291
2.15%, 10/07/2022 (B)	329,000	333,892
Natwest Group PLC
Fixed until 02/26/2029, 0.78% (A), 02/26/2030 (C)	EUR 550,000	624,515
Fixed until 06/14/2026, 1.64% (A), 06/14/2027	$210,000	207,596
Fixed until 03/02/2025, 1.75% (A), 03/02/2026 (C)	EUR 1,150,000	1,385,623
Fixed until 05/22/2023, 2.36% (A), 05/22/2024	$281,000	287,415
Fixed until 08/28/2030, 3.03% (A), 11/28/2035	529,000	526,666
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	287,000	307,327
Fixed until 06/28/2031 (I), 4.60% (A)	562,000	553,570
Fixed until 12/29/2025 (I), 6.00% (A) (H)	1,875,000	2,072,681
Nordea Bank Abp Fixed until 03/26/2026 (I), 6.63% (A) (B)	2,721,000	3,103,627
Oversea-Chinese Banking Corp. Ltd. 4.25%, 06/19/2024 (C)	750,000	806,188
Powszechna Kasa Oszczednosci Bank Polski SA via PKO Finance AB 4.63%, 09/26/2022 (C)	800,000	826,162
QNB Finance Ltd.
2.75%, 02/12/2027 (C)	1,250,000	1,297,750
3.50%, 03/28/2024 (C)	550,000	580,052
Royal Bank of Canada 2.30%, 11/03/2031	218,000	218,460
Santander Holdings USA, Inc. 3.24%, 10/05/2026	82,000	86,375
Shinhan Bank Co. Ltd. 3.88%, 03/24/2026 (C)	1,500,000	1,617,877
Shinhan Financial Group Co. Ltd. Fixed until 05/12/2026 (I), 2.88% (A) (B)	900,000	888,489

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Signature Bank Fixed until 10/15/2025, 4.00% (A), 10/15/2030	$ 329,000	$ 348,451
Societe Generale SA
Fixed until 06/09/2031, 2.89% (A), 06/09/2032 (B)	202,000	201,768
3.63%, 03/01/2041 (B)	351,000	358,669
Fixed until 11/18/2030 (I), 5.38% (A) (B) (H)	1,765,000	1,875,312
Fixed until 12/18/2023 (I), 7.88% (A) (B) (H)	2,000,000	2,203,600
Sovcombank Via SovCom Capital DAC Fixed until 04/07/2025, 8.00% (A), 04/07/2030 (C)	750,000	803,553
Standard Chartered PLC
Fixed until 07/02/2026, 0.90% (A), 07/02/2027 (C)	EUR 1,240,000	1,457,694
Fixed until 11/18/2030, 3.27% (A), 02/18/2036 (B)	$ 538,000	532,034
Fixed until 04/02/2022 (I), 7.50% (A) (B)	3,488,000	3,562,120
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	500,000	491,038
Sumitomo Mitsui Trust Bank Ltd. 0.85%, 03/25/2024 (B)	393,000	391,397
SVB Financial Group
2.10%, 05/15/2028 (H)	122,000	122,395
Fixed until 02/15/2031 (I), 4.10% (A) (H)	1,378,000	1,350,909
Synovus Bank Fixed until 02/10/2022, 2.29% (A), 02/10/2023	271,000	271,930
Texas Capital Bancshares, Inc. Fixed until 05/06/2026, 4.00% (A), 05/06/2031	177,000	184,310
UniCredit SpA
Fixed until 06/16/2025, 1.25% (A), 06/16/2026 (C)	EUR 925,000	1,095,748
Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	$350,000	352,007
Fixed until 06/03/2031, 3.13% (A), 06/03/2032 (B)	499,000	496,596
Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (B)	1,310,000	1,433,785
United Overseas Bank Ltd. Fixed until 10/19/2023 (I), 3.88% (A) (C)	2,500,000	2,561,400
US Bancorp Fixed until 11/03/2031, 2.49% (A), 11/03/2036 (J)	350,000	349,075
Valley National Bancorp Fixed until 06/15/2026, 3.00% (A), 06/15/2031 (H)	231,000	234,525
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (A), 06/02/2028	184,000	187,044
Fixed until 04/30/2040, 3.07% (A), 04/30/2041	518,000	530,859

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
4.30%, 07/22/2027	$ 873,000	$ 977,473
4.65%, 11/04/2044	848,000	1,043,896
5.61%, 01/15/2044	111,000	151,580
Woori Bank 5.13%, 08/06/2028 (C)	1,425,000	1,650,517
Yapi ve Kredi Bankasi AS 8.25%, 10/15/2024 (C)	350,000	376,005
Zions Bancorp NA 3.25%, 10/29/2029	860,000	892,519

		130,677,238

Beverages - 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	1,670,000	2,122,641
Anheuser-Busch InBev SA 1.50%, 04/18/2030 (C)	EUR 615,000	753,200
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 04/15/2048	$374,000	462,526
4.75%, 01/23/2029	140,000	164,462
Heineken NV 3.50%, 01/29/2028 (B)	395,000	431,659
Keurig Dr. Pepper, Inc. 4.50%, 11/15/2045	218,000	266,168
PepsiCo, Inc.
2.25%, 03/19/2025	164,000	170,597
2.88%, 10/15/2049	684,000	720,139

		5,091,392

Biotechnology - 0.2%
AbbVie, Inc.
4.05%, 11/21/2039	459,000	526,966
4.25%, 11/21/2049	483,000	580,241
4.50%, 05/14/2035	177,000	209,366
Amgen, Inc.
2.80%, 08/15/2041	683,000	661,665
5.15%, 11/15/2041	191,000	246,232

		2,224,470

Building Products - 0.3%
Carrier Global Corp. 3.38%, 04/05/2040	511,000	533,903
Griffon Corp. 5.75%, 03/01/2028	454,000	474,430
Park River Holdings, Inc. 6.75%, 08/01/2029 (B)	812,000	795,760
PGT Innovations, Inc. 4.38%, 10/01/2029 (B)	650,000	646,750
Standard Industries, Inc. 3.38%, 01/15/2031 (B)	845,000	783,543

		3,234,386

Capital Markets - 3.0%
Aretec Escrow Issuer, Inc. 7.50%, 04/01/2029 (B)	800,000	828,000
Bank of New York Mellon Corp. Fixed until 09/20/2025 (I), 4.70% (A)	1,667,000	1,814,029

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Beijing State-Owned Assets Management Hong Kong Co. Ltd. 4.13%, 05/26/2025 (C)	$ 2,048,000	$ 2,157,451
Charles Schwab Corp.
3.85%, 05/21/2025	420,000	456,823
Fixed until 06/01/2025 (I), 5.38% (A)	2,270,000	2,494,163
Credit Suisse Group AG
Fixed until 02/11/2027 (I), 5.25% (A) (B)	1,667,000	1,731,596
Fixed until 07/17/2023 (I), 7.50% (A) (B)	1,745,000	1,856,244
Fixed until 12/11/2023 (I), 7.50% (A) (B)	1,700,000	1,853,000
Deutsche Bank AG
Fixed until 11/19/2024, 1.00% (A), 11/19/2025 (C)	EUR 1,000,000	1,173,356
Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (C)	600,000	720,699
Fixed until 09/18/2023, 2.22% (A), 09/18/2024	$152,000	154,911
Goldman Sachs Group, Inc.
Fixed until 09/10/2026, 1.54% (A), 09/10/2027	165,000	162,263
1.63%, 07/27/2026 (C)	EUR 1,390,000	1,694,284
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	$114,000	112,121
Fixed until 04/22/2041, 3.21% (A), 04/22/2042	162,000	167,643
3.50%, 11/16/2026	177,000	189,671
Fixed until 10/31/2037, 4.02% (A), 10/31/2038	347,000	396,966
Fixed until 04/23/2038, 4.41% (A), 04/23/2039	849,000	1,016,484
6.75%, 10/01/2037	363,000	516,481
ION Trading Technologies SARL 5.75%, 05/15/2028 (B)	1,005,000	1,030,125
JAB Holdings BV
2.25%, 12/19/2039 (C)	EUR 1,000,000	1,209,044
2.50%, 06/25/2029 (C)	1,000,000	1,275,761
3.75%, 05/28/2051 (B)	$250,000	273,848
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	725,000	739,500
Mirae Asset Securities Co. Ltd. 2.63%, 07/30/2025 (C)	2,500,000	2,544,437
Moody’s Corp. 2.75%, 08/19/2041	235,000	230,270
Morgan Stanley
Fixed until 10/29/2026, 0.41% (A), 10/29/2027	EUR 1,000,000	1,144,884
Fixed until 05/30/2024, 0.79% (A), 05/30/2025	$50,000	49,459
Fixed until 10/21/2024, 1.16% (A), 10/21/2025	80,000	79,618
Fixed until 07/20/2026, 1.51% (A), 07/20/2027	156,000	153,625
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	59,000	57,359

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley (continued)
Fixed until 01/25/2051, 2.80% (A), 01/25/2052	$ 118,000	$ 116,476
Fixed until 04/22/2041, 3.22% (A), 04/22/2042	27,000	28,317
3.63%, 01/20/2027	484,000	526,113
Fixed until 07/22/2037, 3.97% (A), 07/22/2038	460,000	526,408
5.00%, 11/24/2025	36,000	40,551
NFP Corp. 4.88%, 08/15/2028 (B)	663,000	672,945
Raymond James Financial, Inc. 3.75%, 04/01/2051	295,000	336,040
SURA Asset Management SA
4.38%, 04/11/2027 (C) (H)	750,000	810,000
4.88%, 04/17/2024 (C)	800,000	859,008
Temasek Financial I Ltd. 2.75%, 08/02/2061 (B)	807,000	829,753
UBS Group AG
Fixed until 08/10/2026, 1.49% (A), 08/10/2027 (B)	200,000	195,963
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	612,000	622,629
Fixed until 01/31/2024 (I), 7.00% (A) (B)	3,225,000	3,487,031

		37,335,349

Chemicals - 1.3%
Air Products & Chemicals, Inc. 1.85%, 05/15/2027	128,000	130,273
Braskem Finance BV
4.50%, 01/31/2030 (C)	450,000	456,642
4.50%, 01/31/2030 (B)	662,000	671,771
5.88%, 01/31/2050 (C)	485,000	516,161
Braskem Idesa SAPI
6.99%, 02/20/2032 (B)	200,000	204,719
7.45%, 11/15/2029 (C)	540,000	572,910
Celanese US Holdings LLC
0.63%, 09/10/2028	EUR 1,200,000	1,364,397
1.40%, 08/05/2026	$77,000	75,722
CF Industries, Inc. 5.38%, 03/15/2044	411,000	526,660
Consolidated Energy Finance SA 5.63%, 10/15/2028 (B)	832,000	827,923
Dow Chemical Co. 4.80%, 11/30/2028	110,000	129,413
Equate Petrochemical BV 2.63%, 04/28/2028 (B)	800,000	798,043
GC Treasury Center Co. Ltd. 2.98%, 03/18/2031 (B)	240,000	241,694
LG Chem Ltd. 2.38%, 07/07/2031 (B)	560,000	549,394
MEGlobal Canada ULC 5.88%, 05/18/2030 (B)	986,000	1,197,201
Methanex Corp. 5.13%, 10/15/2027	769,000	809,180
Minerals Technologies, Inc. 5.00%, 07/01/2028 (B)	535,000	551,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
RPM International, Inc. 4.55%, 03/01/2029	$ 186,000	$ 211,408
Sasol Financing USA LLC
4.38%, 09/18/2026	750,000	762,225
5.50%, 03/18/2031	930,000	955,389
Solvay SA 0.50%, 09/06/2029 (C)	EUR 1,000,000	1,143,156
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (B)	$459,000	460,285
Unigel Luxembourg SA 8.75%, 10/01/2026 (B)	900,000	956,034
Westlake Chemical Corp.
1.63%, 07/17/2029	EUR 1,200,000	1,435,355
3.13%, 08/15/2051	$249,000	241,175
3.38%, 08/15/2061	234,000	226,427
4.38%, 11/15/2047	325,000	380,776

		16,395,351

Commercial Services & Supplies - 1.1%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (B)	1,515,000	1,446,825
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL 4.63%, 06/01/2028 (B)	847,000	839,942
APX Group, Inc. 5.75%, 07/15/2029 (B)	820,000	812,825
Bidvest Group UK PLC 3.63%, 09/23/2026 (B)	990,000	992,475
Brink’s Co. 4.63%, 10/15/2027 (B)	770,000	794,486
Deluxe Corp. 8.00%, 06/01/2029 (B)	810,000	852,525
eHi Car Services Ltd. 7.75%, 11/14/2024 (C)	760,000	762,165
Garda World Security Corp.
4.63%, 02/15/2027 (B)	327,000	323,730
6.00%, 06/01/2029 (B)	708,000	692,070
Harsco Corp. 5.75%, 07/31/2027 (B)	763,000	792,566
Nielsen Finance LLC / Nielsen Finance Co. 5.88%, 10/01/2030 (B)	739,000	773,585
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.75%, 04/15/2026 (B)	730,000	780,844
Sotheby’s 7.38%, 10/15/2027 (B)	735,000	776,300
Sotheby’s / Bidfair Holdings, Inc. 5.88%, 06/01/2029 (B)	500,000	510,625
Trane Technologies Luxembourg Finance SA 4.50%, 03/21/2049	339,000	424,635
Triton Container International Ltd.
0.80%, 08/01/2023 (B)	500,000	498,017
2.05%, 04/15/2026 (B)	297,000	295,760
3.15%, 06/15/2031 (B)	418,000	422,961

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Wabtec Transportation Netherlands BV 1.25%, 12/03/2027	EUR 950,000	$ 1,113,245
Waste Connections, Inc. 2.95%, 01/15/2052	$105,000	104,381

		14,009,962

Communications Equipment - 0.0% (K)
Xiaomi Best Time International Ltd. 2.88%, 07/14/2031 (B)	400,000	396,831

Construction & Engineering - 0.3%
IHS Holdco BV 8.00%, 09/18/2027 (C)	1,440,000	1,528,200
Mattamy Group Corp. 5.25%, 12/15/2027 (B)	751,000	781,040
Quanta Services, Inc. 3.05%, 10/01/2041	112,000	110,068
VM Consolidated, Inc. 5.50%, 04/15/2029 (B)	796,000	806,945

		3,226,253

Construction Materials - 0.1%
Cemex SAB de CV
7.38%, 06/05/2027 (B)	600,000	663,380
7.38%, 06/05/2027 (C) (H)	780,000	862,394

		1,525,774

Consumer Finance - 1.9%
Ally Financial, Inc. Fixed until 05/15/2028 (I), 4.70% (A)	3,000,000	3,052,500
Altice Financing SA 5.00%, 01/15/2028 (B)	1,400,000	1,349,068
American Express Co.
3.40%, 02/22/2024	128,000	135,041
4.20%, 11/06/2025	107,000	118,922
BMW US Capital LLC 3.90%, 04/09/2025 (B) (H)	189,000	204,966
Cobra Acquisition Co. LLC 6.38%, 11/01/2029 (B)	992,000	980,587
Credit Acceptance Corp. 6.63%, 03/15/2026	964,000	1,003,765
Curo Group Holdings Corp. 7.50%, 08/01/2028 (B)	825,000	838,406
Enova International, Inc. 8.50%, 09/01/2024 - 09/15/2025 (B)	1,212,000	1,247,649
FCE Bank PLC 1.62%, 05/11/2023 (C) (H)	EUR 900,000	1,059,127
FirstCash, Inc. 4.63%, 09/01/2028 (B)	$764,000	787,875
Ford Motor Credit Co. LLC 4.00%, 11/13/2030	591,000	616,856
General Motors Financial Co., Inc.
0.85%, 02/26/2026 (C)	EUR 1,500,000	1,749,401
2.70%, 06/10/2031	$445,000	440,787
2.75%, 06/20/2025	152,000	157,836
goeasy Ltd. 4.38%, 05/01/2026 (B) (H)	809,000	825,180

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Hyundai Capital America
3.40%, 06/20/2024 (B)	$ 137,000	$ 144,219
5.88%, 04/07/2025 (B)	1,500,000	1,703,801
Hyundai Capital Services, Inc. 1.25%, 02/08/2026 (B)	215,000	210,284
John Deere Capital Corp.
0.45%, 06/07/2024	500,000	495,665
0.63%, 09/10/2024 (H)	102,000	101,430
1.30%, 10/13/2026	76,000	75,405
KB Kookmin Card Co. Ltd. 1.50%, 05/13/2026 (C)	2,000,000	1,968,460
LFS Topco LLC 5.88%, 10/15/2026 (B)	650,000	668,688
PACCAR Financial Corp. 0.80%, 06/08/2023	103,000	103,266
SLM Corp. 3.13%, 11/02/2026 (J)	185,000	183,381
Synchrony Financial
2.88%, 10/28/2031	75,000	74,703
4.50%, 07/23/2025	417,000	456,257
Toyota Motor Credit Corp.
SOFR + 0.22%, 0.27% (A), 03/28/2022	475,000	475,236
1.90%, 04/06/2028	195,000	196,379
Woori Card Co. Ltd. 1.75%, 03/23/2026 (C)	2,500,000	2,469,008

		23,894,148

Containers & Packaging - 0.2%
Amcor Flexibles North America, Inc. 2.69%, 05/25/2031	108,000	109,717
Cascades, Inc. / Cascades USA, Inc. 5.38%, 01/15/2028 (B)	848,000	887,220
Klabin Austria GmbH 7.00%, 04/03/2049 (B)	331,000	382,090
LABL, Inc.
5.88%, 11/01/2028 (B)	702,000	706,177
8.25%, 11/01/2029 (B)	128,000	125,788

		2,210,992

Distributors - 0.1%
Performance Food Group, Inc. 5.50%, 10/15/2027 (B)	600,000	625,500

Diversified Consumer Services - 0.0% (K)
Ford Foundation 2.82%, 06/01/2070	197,000	200,117

Diversified Financial Services - 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.45%, 10/29/2026	189,000	190,750
3.30%, 01/30/2032	331,000	337,488
Azure Orbit IV International Finance Ltd. 4.00%, 01/25/2028 (C)	2,720,000	2,891,013
Burford Capital Global Finance LLC 6.25%, 04/15/2028 (B) (H)	805,000	853,300
CCBL Cayman 1 Corp. Ltd. 3.88%, 05/16/2029 (C)	1,000,000	1,055,146
CDBL Funding 1 3.50%, 10/24/2027 (C)	3,120,000	3,249,960

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
CDBL Funding 2 2.00%, 03/04/2026 (C)	$ 1,500,000	$ 1,485,293
China Development Bank Financial Leasing Co. Ltd. Fixed until 09/28/2025, 2.88% (A), 09/28/2030 (C)	1,000,000	1,006,960
Enact Holdings, Inc. 6.50%, 08/15/2025 (B)	1,073,000	1,174,935
GE Capital European Funding Unlimited Co. 6.03%, 03/01/2038	EUR 925,000	1,762,078
GE Capital International Funding Co. Unlimited 4.42%, 11/15/2035	$1,213,000	1,476,852
GE Capital International Funding Co. Unlimited Co. 3.37%, 11/15/2025	313,000	337,757
JIC Zhixin Ltd. 2.13%, 08/27/2030 (C)	500,000	479,966
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (B)	1,215,000	1,221,063
Lukoil Securities BV 3.88%, 05/06/2030 (B)	1,000,000	1,038,000
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/2025	482,000	505,401
Fixed until 04/30/2023, 4.75% (A), 04/30/2043	624,000	644,529
Fixed until 04/20/2026, 5.25% (A), 04/20/2046	122,000	133,944
Power Finance Corp. Ltd. 3.95%, 04/23/2030 (C) (H)	3,200,000	3,292,549
REC Ltd. 2.25%, 09/01/2026 (C)	2,800,000	2,734,535
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.63%, 03/01/2029 (B)	491,000	487,317
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	311,000	325,876

		26,684,712

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
0.90%, 03/25/2024	500,000	500,035
3.55%, 09/15/2055	532,000	538,965
3.80%, 12/01/2057	330,000	346,638
4.50%, 05/15/2035	361,000	417,137
4.75%, 05/15/2046	510,000	619,996
4.85%, 07/15/2045	821,000	1,003,376
4.90%, 08/15/2037	428,000	517,299
Cablevision Lightpath LLC 3.88%, 09/15/2027 (B)	580,000	564,746
Connect Finco SARL / Connect US Finco LLC 6.75%, 10/01/2026 (B)	1,149,000	1,192,340
Hughes Satellite Systems Corp. 6.63%, 08/01/2026 (H)	725,000	821,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Iliad Holding SAS
6.50%, 10/15/2026 (B)	$ 201,000	$ 207,070
7.00%, 10/15/2028 (B)	281,000	289,576
Lumen Technologies, Inc.
5.13%, 12/15/2026 (B)	753,000	770,492
5.38%, 06/15/2029 (B)	830,000	833,112
Ooredoo International Finance Ltd. 2.63%, 04/08/2031 (B)	870,000	877,752
Singapore Telecommunications Ltd. 7.38%, 12/01/2031 (C)	400,000	576,900
Telefonica Emisiones SA
4.90%, 03/06/2048	154,000	187,262
5.21%, 03/08/2047	232,000	292,376
Telesat Canada / Telesat LLC
4.88%, 06/01/2027 (B)	425,000	379,729
6.50%, 10/15/2027 (B)	675,000	547,790
TELUS Corp. 4.30%, 06/15/2049	158,000	194,355
Verizon Communications, Inc.
2.36%, 03/15/2032 (B)	124,000	122,122
2.55%, 03/21/2031	157,000	158,315
2.85%, 09/03/2041	205,000	199,791
2.99%, 10/30/2056	1,878,000	1,780,593
3.00%, 03/22/2027 - 11/20/2060	483,000	475,542
3.40%, 03/22/2041	130,000	136,164
4.02%, 12/03/2029	168,000	188,365
4.27%, 01/15/2036	127,000	148,560
4.40%, 11/01/2034	259,000	302,142
Zayo Group Holdings, Inc. 6.13%, 03/01/2028 (B)	539,000	526,083

		15,716,556

Electric Utilities - 2.8%
Abu Dhabi National Energy Co. PJSC 2.00%, 04/29/2028 (C)	800,000	796,000
AEP Transmission Co. LLC
2.75%, 08/15/2051	293,000	288,841
3.80%, 06/15/2049	230,000	267,977
Avangrid, Inc. 3.20%, 04/15/2025	283,000	299,475
CenterPoint Energy Houston Electric LLC 4.25%, 02/01/2049	120,000	152,000
China Huadian Overseas Development Management Co. Ltd. Fixed until 05/29/2024 (I), 4.00% (A) (C)	2,750,000	2,854,106
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
Fixed until 12/09/2023 (I), 2.85% (A) (C)	1,160,000	1,167,053
Fixed until 12/09/2025 (I), 3.08% (A) (C)	2,000,000	2,025,360
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	43,000	57,138
Colbun SA
3.15%, 03/06/2030 (C)	1,000,000	1,005,430
3.15%, 01/19/2032 (B)	200,000	197,500
Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	24,000	35,243

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
DTE Electric Co.
2.95%, 03/01/2050	$ 255,000	$ 263,504
3.95%, 03/01/2049	249,000	299,661
Duke Energy Carolinas LLC 3.75%, 06/01/2045	508,000	573,587
Duke Energy Indiana LLC 3.25%, 10/01/2049	431,000	454,997
Electricidad Firme de Mexico Holdings SA de CV 4.90%, 11/20/2026 (B) (H)	625,000	609,687
Electricite de France SA 5.00%, 09/21/2048 (B)	390,000	519,628
Emera US Finance LP 4.75%, 06/15/2046	162,000	193,931
Enel Finance International NV
0.88%, 06/17/2036 (C)	EUR 1,000,000	1,120,955
2.88%, 07/12/2041 (B)	$241,000	234,515
4.75%, 05/25/2047 (B)	210,000	265,279
Energuate Trust 5.88%, 05/03/2027 (C)	520,000	531,700
Engie Energia Chile SA 3.40%, 01/28/2030 (B) (H)	253,000	253,951
Entergy Arkansas LLC 2.65%, 06/15/2051	375,000	358,110
Entergy Mississippi LLC 3.50%, 06/01/2051	88,000	97,979
Entergy Texas, Inc. 4.50%, 03/30/2039	193,000	229,061
Evergy Kansas Central, Inc. 3.45%, 04/15/2050	322,000	351,660
Fenix Power Peru SA 4.32%, 09/20/2027 (C)	743,824	756,848
FirstEnergy Corp. 7.38%, 11/15/2031	341,000	464,548
Fortum OYJ 1.63%, 02/27/2026 (C)	EUR 800,000	973,744
Georgia Power Co. 4.30%, 03/15/2042	$245,000	282,160
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/2051 (B)	500,000	510,570
4.75%, 01/15/2051 (C)	575,000	587,156
Interstate Power & Light Co. 3.50%, 09/30/2049	122,000	136,136
Israel Electric Corp. Ltd. 5.00%, 11/12/2024 (C)	1,400,000	1,539,874
Jersey Central Power & Light Co. 2.75%, 03/01/2032 (B)	172,000	175,913
Lamar Funding Ltd. 3.96%, 05/07/2025 (C)	800,000	800,088
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	94,000	90,040
MidAmerican Energy Co. 2.70%, 08/01/2052	294,000	289,211
Minejesa Capital BV 4.63%, 08/10/2030 (C)	1,100,000	1,133,000
Mississippi Power Co. 3.10%, 07/30/2051	235,000	240,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (C)	$ 1,360,000	$ 1,349,800
NextEra Energy Operating Partners LP 4.25%, 07/15/2024 (B)	750,000	794,025
NRG Energy, Inc. 3.63%, 02/15/2031 (B)	1,040,000	1,014,000
Ohio Power Co. 2.90%, 10/01/2051	293,000	291,339
Oklahoma Gas & Electric Co. 3.85%, 08/15/2047	9,000	10,403
OmGrid Funding Ltd. 5.20%, 05/16/2027 (C)	400,000	415,863
Orazul Energy Egenor SCA 5.63%, 04/28/2027 (C)	628,000	623,924
Pacific Gas & Electric Co.
3.95%, 12/01/2047	430,000	423,941
4.30%, 03/15/2045	202,000	204,061
PacifiCorp
2.90%, 06/15/2052	411,000	408,272
4.15%, 02/15/2050	383,000	461,432
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (B)	770,000	796,950
Public Service Electric & Gas Co. 3.20%, 08/01/2049	172,000	185,397
Puget Sound Energy, Inc. 4.22%, 06/15/2048	378,000	460,500
Southern California Edison Co. 1.10%, 04/01/2024	348,000	348,760
Southwestern Public Service Co. 4.50%, 08/15/2041	395,000	486,535
SPIC Senior Perpetual Bond Co. Ltd. Fixed until 05/21/2022 (I), 5.80% (A) (C)	1,205,000	1,227,461
Talen Energy Supply LLC 6.63%, 01/15/2028 (B)	601,000	567,945
Tampa Electric Co. 3.45%, 03/15/2051	177,000	195,494
Union Electric Co. 2.95%, 06/15/2027	151,000	160,193
Vistra Operations Co. LLC 5.00%, 07/31/2027 (B)	992,000	1,016,800

		34,927,258

Electrical Equipment - 0.2%
Emerson Electric Co. 0.88%, 10/15/2026	145,000	140,920
EnerSys 4.38%, 12/15/2027 (B)	690,000	724,500
Hubbell, Inc. 3.35%, 03/01/2026	122,000	130,059
Rockwell Automation, Inc. 2.80%, 08/15/2061	323,000	321,622
Siemens Financieringsmaatschappij NV
3.25%, 05/27/2025 (B)	432,000	461,513
3.30%, 09/15/2046 (B)	575,000	631,506

		2,410,120

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc. 5.45%, 11/15/2079	$ 675,000	$ 905,334
Imola Merger Corp. 4.75%, 05/15/2029 (B)	800,000	821,960
Trimble, Inc. 4.75%, 12/01/2024	19,000	20,819
TTM Technologies, Inc. 4.00%, 03/01/2029 (B) (H)	798,000	791,863
Vontier Corp. 2.95%, 04/01/2031 (B)	771,000	761,440

		3,301,416

Energy Equipment & Services - 0.8%
Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 04/01/2027 (B)	732,000	763,110
Aydem Yenilenebilir Enerji AS 7.75%, 02/02/2027 (B)	1,200,000	1,139,640
Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024 (C)	970,000	1,018,500
Genesis Energy LP / Genesis Energy Finance Corp.
5.63%, 06/15/2024	1,171,000	1,166,609
8.00%, 01/15/2027	762,000	765,581
Greenko Mauritius Ltd. 6.25%, 02/21/2023 (C)	1,410,000	1,444,768
Halliburton Co.
4.75%, 08/01/2043	129,000	151,649
4.85%, 11/15/2035	352,000	417,788
ReNew Power Pvt Ltd. 6.45%, 09/27/2022 (C)	1,430,000	1,460,030
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	83,000	90,941
USA Compression PartnersLP / USA Compression Finance Corp. 6.88%, 04/01/2026	606,000	626,452
Weatherford International Ltd. 6.50%, 09/15/2028 (B)	455,000	481,163

		9,526,231

Entertainment - 0.2%
Netflix, Inc. 4.63%, 05/15/2029	EUR 1,250,000	1,811,669
Walt Disney Co.
2.75%, 09/01/2049	$158,000	154,981
3.80%, 05/13/2060	81,000	95,775

		2,062,425

Equity Real Estate Investment Trusts - 1.3%
American Homes 4 Rent LP 3.38%, 07/15/2051	111,000	114,057
American Tower Corp.
0.40%, 02/15/2027	EUR 1,940,000	2,212,198
2.25%, 01/15/2022	$740,000	742,693
3.60%, 01/15/2028	22,000	23,820
Boston Properties LP 2.55%, 04/01/2032	240,000	239,143
Brixmor Operating Partnership LP 2.50%, 08/16/2031	51,000	49,948

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
CMT MTN Pte Ltd. 3.61%, 04/04/2029 (C)	$ 1,000,000	$ 1,074,861
Columbia Property Trust Operating Partnership LP 4.15%, 04/01/2025	138,000	148,043
Crown Castle International Corp.
4.30%, 02/15/2029	121,000	136,594
5.20%, 02/15/2049	199,000	259,216
CTR Partnership LP / CareTrust Capital Corp. 3.88%, 06/30/2028 (B)	390,000	395,850
EPR Properties 3.60%, 11/15/2031	178,000	178,538
Federal Realty Investment Trust 1.25%, 02/15/2026	109,000	107,821
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (B)	1,255,000	1,307,020
Host Hotels & Resorts LP 3.50%, 09/15/2030	861,000	888,508
Lexington Realty Trust 2.38%, 10/01/2031	285,000	274,406
National Health Investors, Inc. 3.00%, 02/01/2031	230,000	221,112
Office Properties Income Trust 3.45%, 10/15/2031	214,000	209,164
Omega Healthcare Investors, Inc.
3.25%, 04/15/2033	603,000	594,954
3.38%, 02/01/2031	325,000	329,933
Piedmont Operating Partnership LP 3.15%, 08/15/2030	134,000	136,753
Prologis LP 1.25%, 10/15/2030	500,000	466,235
Rexford Industrial Realty LP 2.15%, 09/01/2031	78,000	74,679
Scentre Group Trust 2 Fixed until 06/24/2030, 5.13% (A), 09/24/2080 (B)	1,273,000	1,352,562
Service Properties Trust
3.95%, 01/15/2028	65,000	60,612
4.38%, 02/15/2030	1,067,000	1,002,980
4.75%, 10/01/2026	275,000	272,594
4.95%, 10/01/2029	90,000	86,850
5.25%, 02/15/2026	205,000	206,603
Simon International Finance SCA 1.13%, 03/19/2033 (C)	EUR 600,000	684,077
Simon Property Group LP
2.20%, 02/01/2031	$274,000	268,767
3.25%, 09/13/2049 (H)	944,000	978,938
3.38%, 12/01/2027	17,000	18,342
Sunac China Holdings Ltd. 7.95%, 08/08/2022 (C)	300,000	246,150
Tanger Properties LP 2.75%, 09/01/2031	77,000	73,692
Trust Fibra Uno 4.87%, 01/15/2030 (B)	930,000	992,784
Vornado Realty LP 2.15%, 06/01/2026	71,000	71,515

		16,502,012

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP
4.63%, 01/15/2027 (B)	$ 385,000	$ 402,922
5.88%, 02/15/2028 (B)	980,000	1,041,250
C&S Group Enterprises LLC 5.00%, 12/15/2028 (B)	805,000	748,650
Cencosud SA 4.38%, 07/17/2027 (C)	1,100,000	1,169,300
ELO SACA 3.25%, 07/23/2027 (C)	EUR 1,400,000	1,812,375
Sysco Corp.
2.40%, 02/15/2030	$139,000	140,809
4.45%, 03/15/2048	670,000	810,266
4.50%, 04/01/2046	177,000	213,573
5.95%, 04/01/2030	77,000	97,644
6.60%, 04/01/2050	202,000	324,106
Walmart, Inc.
2.55%, 04/11/2023	293,000	300,728
2.65%, 09/22/2051	293,000	299,354

		7,360,977

Food Products - 1.4%
Archer-Daniels-Midland Co. 2.70%, 09/15/2051	293,000	296,449
Bimbo Bakeries USA, Inc. 4.00%, 05/17/2051 (B)	265,000	292,263
BRF SA 5.75%, 09/21/2050 (B)	590,000	550,913
ConAgra Brands, Inc.
0.50%, 08/11/2023	700,000	696,956
5.40%, 11/01/2048	467,000	632,632
7.00%, 10/01/2028	115,000	149,658
Cydsa SAB de CV 6.25%, 10/04/2027 (C)	860,000	874,448
Grupo KUO SAB de CV 5.75%, 07/07/2027 (C)	1,490,000	1,537,680
Hormel Foods Corp.
0.65%, 06/03/2024	149,000	148,508
3.05%, 06/03/2051	123,000	131,054
JDE Peet’s NV 2.25%, 09/24/2031 (B)	150,000	146,531
Kraft Heinz Foods Co. 4.88%, 10/01/2049	487,000	602,296
Land O’Lakes Capital Trust I 7.45%, 03/15/2028 (B)	490,000	564,394
Land O’Lakes, Inc. 7.00%, 09/18/2028 (B) (I)	4,820,000	5,061,000
MARB BondCo PLC 3.95%, 01/29/2031 (B)	1,180,000	1,122,770
Nestle Holdings, Inc. 3.50%, 09/24/2025 (B)	225,000	243,390
Post Holdings, Inc. 4.50%, 09/15/2031 (B)	1,050,000	1,031,776
Sigma Alimentos SA de CV 4.13%, 05/02/2026 (C)	500,000	536,880
Sigma Finance BV 4.88%, 03/27/2028 (C)	750,000	838,133

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. 4.63%, 03/01/2029 (B)	$ 628,000	$ 634,280
Smithfield Foods, Inc.
4.25%, 02/01/2027 (B)	100,000	108,473
5.20%, 04/01/2029 (B)	150,000	172,464
Ulker Biskuvi Sanayi AS
6.95%, 10/30/2025 (B)	315,000	330,293
6.95%, 10/30/2025 (C)	930,000	975,152
Viterra Finance BV 3.20%, 04/21/2031 (B)	200,000	203,085

		17,881,478

Gas Utilities - 0.2%
Brooklyn Union Gas Co. 4.49%, 03/04/2049 (B)	14,000	16,672
China Resources Gas Group Ltd. 4.50%, 04/05/2022 (C)	1,000,000	1,014,070
ONE Gas, Inc. 4.50%, 11/01/2048	377,000	465,500
Promigas SA ESP / Gases del Pacifico SAC 3.75%, 10/16/2029 (C)	800,000	794,408
Spire Missouri, Inc. 3.30%, 06/01/2051	412,000	444,993

		2,735,643

Health Care Equipment & Supplies - 0.3%
Becton Dickinson & Co. 4.69%, 12/15/2044	197,000	246,633
Mozart Debt Merger Sub, Inc.
3.88%, 04/01/2029 (B)	579,000	576,522
5.25%, 10/01/2029 (B)	216,000	219,240
Stryker Corp. 0.75%, 03/01/2029	EUR 1,000,000	1,165,403
Thermo Fisher Scientific Finance I BV 2.00%, 10/18/2051	1,400,000	1,726,719

		3,934,517

Health Care Providers & Services - 0.8%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028 (B)	$742,000	773,535
Cardinal Health, Inc.
4.60%, 03/15/2043	45,000	52,755
4.90%, 09/15/2045	376,000	456,030
CHS / Community Health Systems, Inc. 5.63%, 03/15/2027 (B)	587,000	614,266
Cigna Corp. 3.40%, 03/15/2051	247,000	260,962
CVS Health Corp.
4.13%, 04/01/2040	86,000	98,517
4.30%, 03/25/2028	218,000	246,905
4.78%, 03/25/2038	164,000	200,403
5.05%, 03/25/2048	428,000	562,411
DaVita, Inc. 4.63%, 06/01/2030 (B)	1,000,000	1,004,920
HCA, Inc. 3.50%, 09/01/2030 - 07/15/2051	1,816,000	1,899,226
Humana, Inc. 1.35%, 02/03/2027	77,000	74,993

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings 4.70%, 02/01/2045	$ 272,000	$ 335,474
Legacy LifePoint Health LLC 4.38%, 02/15/2027 (B)	735,000	727,650
MPH Acquisition Holdings LLC 5.75%, 11/01/2028 (B) (H)	1,590,000	1,444,913
Option Care Health, Inc. 4.38%, 10/31/2029 (B)	237,000	238,185
Tenet Healthcare Corp. 4.63%, 07/15/2024	319,000	322,988
UnitedHealth Group, Inc.
1.25%, 01/15/2026	198,000	197,856
3.25%, 05/15/2051	411,000	446,064
3.75%, 07/15/2025	451,000	492,099

		10,450,152

Hotels, Restaurants & Leisure - 1.6%
Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027 (B)	578,000	595,918
Banijay Entertainment SASU 5.38%, 03/01/2025 (B)	995,000	1,023,606
Booking Holdings, Inc. 1.80%, 03/03/2027	EUR 670,000	829,075
Brinker International, Inc. 5.00%, 10/01/2024 (B)	$534,000	565,373
Caesars Entertainment, Inc. 6.25%, 07/01/2025 (B)	750,000	788,888
Carnival Corp.
5.75%, 03/01/2027 (B)	1,130,000	1,150,114
6.00%, 05/01/2029 (B) (J)	284,000	284,568
Carrols Restaurant Group, Inc. 5.88%, 07/01/2029 (B) (H)	1,075,000	983,625
CEC Entertainment LLC 6.75%, 05/01/2026 (B)	790,000	789,510
Dave & Buster’s, Inc. 7.63%, 11/01/2025 (B)	670,000	719,486
Expedia Group, Inc. 2.95%, 03/15/2031	461,000	465,493
Haidilao International Holding Ltd. 2.15%, 01/14/2026 (C)	900,000	854,148
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc. 5.00%, 06/01/2029 (B)	1,050,000	1,070,737
InterContinental Hotels Group PLC 2.13%, 05/15/2027 (C) (H)	EUR 650,000	797,999
Marriott International, Inc.
2.85%, 04/15/2031	$605,000	609,641
4.63%, 06/15/2030	606,000	690,425
McDonald’s Corp.
3.63%, 09/01/2049	152,000	169,651
4.45%, 03/01/2047	150,000	186,949
Melco Resorts Finance Ltd. 5.38%, 12/04/2029 (B)	732,000	720,105
NCL Corp. Ltd.
3.63%, 12/15/2024 (B)	1,080,000	1,016,550
5.88%, 03/15/2026 (B)	235,000	235,588
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
5.63%, 09/01/2029 (B)	461,000	469,068
5.88%, 09/01/2031 (B)	461,000	469,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (B)	$ 730,000	$ 708,100
5.50%, 04/01/2028 (B)	302,000	307,285
SeaWorld Parks & Entertainment, Inc.
5.25%, 08/15/2029 (B)	855,000	871,031
8.75%, 05/01/2025 (B)	740,000	789,025
Travel & Leisure Co. 6.00%, 04/01/2027	720,000	783,000
VOC Escrow Ltd. 5.00%, 02/15/2028 (B)	795,000	789,037
Wynn Macau Ltd. 5.13%, 12/15/2029 (B)	750,000	675,705

		20,408,772

Household Durables - 0.1%
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026 (C)	1,060,000	1,145,334

Household Products - 0.2%
Energizer Holdings, Inc. 4.38%, 03/31/2029 (B)	646,000	619,029
Kimberly-Clark Corp.
3.10%, 03/26/2030	185,000	201,301
3.20%, 07/30/2046	87,000	95,849
Procter & Gamble Co. 0.90%, 11/04/2041 (J)	EUR 1,000,000	1,158,238

		2,074,417

Independent Power & Renewable Electricity Producers - 0.3%
AES Corp. 2.45%, 01/15/2031	$198,000	193,918
Calpine Corp.
3.75%, 03/01/2031 (B)	442,000	424,324
5.00%, 02/01/2031 (B)	314,000	307,751
Clearway Energy Operating LLC 4.75%, 03/15/2028 (B)	940,000	994,520
Termocandelaria Power Ltd. 7.88%, 01/30/2029 (C)	1,258,000	1,294,180

		3,214,693

Industrial Conglomerates - 0.3%
General Electric Co.
1.88%, 05/28/2027	EUR 635,000	786,159
3.63%, 05/01/2030	$198,000	221,924
4.25%, 05/01/2040	294,000	351,277
4.35%, 05/01/2050	328,000	417,251
KOC Holding AS 6.50%, 03/11/2025 (C)	1,100,000	1,155,352
Roper Technologies, Inc. 2.80%, 12/15/2021	341,000	341,310

		3,273,273

Insurance - 2.7%
American International Group, Inc. 4.38%, 01/15/2055	424,000	529,945
Americo Life, Inc. 3.45%, 04/15/2031 (B)	245,000	244,623
Asahi Mutual Life Insurance Co. Fixed until 09/05/2023 (I), 6.50% (A) (C)	1,000,000	1,069,080
Assicurazioni Generali SpA 1.71% (A), 06/30/2032 (C) (H)	EUR 675,000	762,743

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Assurant, Inc. Fixed until 03/27/2028, 7.00% (A), 03/27/2048 (H)	$2,100,000	$ 2,440,977
Assured Guaranty US Holdings, Inc. 3.60%, 09/15/2051	135,000	141,574
Athene Global Funding
0.63%, 01/12/2028 (C)	EUR 850,000	970,150
1.73%, 10/02/2026 (B)	$212,000	209,677
2.67%, 06/07/2031 (B)	119,000	119,249
Athene Holding Ltd. 6.15%, 04/03/2030	1,852,000	2,310,930
AXA SA Fixed until 11/07/2024 (I), 3.94% (A) (C)	EUR 610,000	773,032
Brighthouse Financial Global Funding 0.60%, 06/28/2023 (B)	$156,000	155,622
Brighthouse Financial, Inc. 5.63%, 05/15/2030	2,000,000	2,400,647
Chubb INA Holdings, Inc. 1.55%, 03/15/2028	EUR 1,000,000	1,227,075
Dai-ichi Life Insurance Co. Ltd. Fixed until 07/24/2026, 4.00% (A), 12/29/2049 (C) (I)	$500,000	534,375
Enstar Finance LLC Fixed until 09/01/2025, 5.75% (A), 09/01/2040	2,100,000	2,215,500
Enstar Group Ltd.
3.10%, 09/01/2031	139,000	135,704
4.95%, 06/01/2029	514,000	581,189
Equitable Financial Life Global Funding
0.50%, 04/06/2023 (B) (H)	265,000	264,668
1.30%, 07/12/2026 (B)	160,000	156,826
F&G Global Funding 0.90%, 09/20/2024 (B)	140,000	138,657
Fairfax Financial Holdings Ltd. 2.75%, 03/29/2028 (C)	EUR 670,000	844,288
Guardian Life Insurance Co. of America 3.70%, 01/22/2070 (B)	$63,000	68,748
Liberty Mutual Group, Inc. 4.30%, 02/01/2061 (B) (H)	2,374,000	2,213,755
Maple Grove Funding Trust I 4.16%, 08/15/2051 (B)	517,000	538,701
Markel Corp. Fixed until 06/01/2025 (I), 6.00% (A)	2,667,000	2,933,700
Metropolitan Life Global Funding I 0.50%, 05/25/2029 (C)	EUR 750,000	863,823
New York Life Insurance Co.
3.75%, 05/15/2050 (B)	$274,000	313,923
4.45%, 05/15/2069 (B)	432,000	554,958
Nippon Life Insurance Co. Fixed until 01/21/2031, 2.75% (A), 01/21/2051 (B)	1,830,000	1,777,388
Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059 (B)	203,000	225,985

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Ohio National Financial Services, Inc. 5.80%, 01/24/2030 (B)	$ 570,000	$ 645,321
Penn Mutual Life Insurance Co. 3.80%, 04/29/2061 (B)	97,000	104,010
Principal Life Global Funding II 0.50%, 01/08/2024 (B) (H)	153,000	151,958
Progressive Corp. 3.95%, 03/26/2050	86,000	105,006
Prudential Financial, Inc.
1.50%, 03/10/2026	343,000	345,502
3.00%, 03/10/2040	172,000	176,590
Fixed until 06/15/2023, 5.63% (A), 06/15/2043	160,000	168,963
5.70%, 12/14/2036	568,000	767,004
Fixed until 09/15/2028, 5.70% (A), 09/15/2048 (H)	34,000	38,591
QBE Insurance Group Ltd. Fixed until 05/12/2025 (I), 5.88% (A) (B) (H)	1,742,000	1,903,135
SBL Holdings, Inc. 5.00%, 02/18/2031 (B)	288,000	305,767
Security Benefit Global Funding 1.25%, 05/17/2024 (B)	90,000	90,036
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	548,000	670,850
Willis North America, Inc. 3.88%, 09/15/2049	256,000	283,846

		33,474,091

Interactive Media & Services - 0.4%
Alphabet, Inc. 2.05%, 08/15/2050	317,000	284,292
NAVER Corp. 1.50%, 03/29/2026 (C)	2,200,000	2,173,978
Tencent Holdings Ltd.
3.24%, 06/03/2050 (B)	1,000,000	968,902
3.68%, 04/22/2041 (B)	1,290,000	1,335,666

		4,762,838

Internet & Catalog Retail - 0.1%
B2W Digital SARL 4.38%, 12/20/2030 (C)	800,000	744,008

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.
2.80%, 08/22/2024	631,000	662,746
2.88%, 05/12/2041	523,000	540,761
3.10%, 05/12/2051	293,000	314,368
Prosus NV 5.50%, 07/21/2025 (C)	750,000	834,660

		2,352,535

IT Services - 0.5%
Ahead DB Holdings LLC 6.63%, 05/01/2028 (B)	825,000	841,500
Alliance Data Systems Corp. 4.75%, 12/15/2024 (B)	765,000	782,590
Automatic Data Processing, Inc. 1.25%, 09/01/2030	192,000	181,359

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Fiserv, Inc. 1.63%, 07/01/2030	EUR 1,120,000	$ 1,367,936
Kyndryl Holdings, Inc.
2.05%, 10/15/2026 (B)	$109,000	107,833
3.15%, 10/15/2031 (B)	340,000	333,230
Leidos, Inc. 3.63%, 05/15/2025	100,000	107,246
Mastercard, Inc.
2.00%, 03/03/2025	193,000	198,624
2.95%, 03/15/2051	177,000	187,096
3.80%, 11/21/2046	419,000	501,179
3.85%, 03/26/2050	102,000	123,857
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (B)	650,000	620,977
StoneCo Ltd. 3.95%, 06/16/2028 (B)	780,000	700,058
Visa, Inc. 0.75%, 08/15/2027	62,000	59,739
Wipro IT Services LLC 1.50%, 06/23/2026 (B)	395,000	388,605

		6,501,829

Leisure Products - 0.0% (K)
Brunswick Corp. 2.40%, 08/18/2031	140,000	134,959

Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II / PPD Development LP 5.00%, 06/15/2028 (B)	592,000	634,920

Machinery - 0.4%
Allison Transmission, Inc. 3.75%, 01/30/2031 (B)	824,000	792,070
Caterpillar Financial Services Corp. 0.65%, 07/07/2023	702,000	703,598
CNH Industrial Capital LLC 4.20%, 01/15/2024	144,000	153,607
CNH Industrial NV 4.50%, 08/15/2023	113,000	120,051
H&E Equipment Services, Inc. 3.88%, 12/15/2028 (B)	810,000	806,962
HTA Group Ltd. 7.00%, 12/18/2025 (B)	1,400,000	1,462,804
Illinois Tool Works, Inc. 3.50%, 03/01/2024	135,000	142,560
Stanley Black & Decker, Inc.
Fixed until 03/15/2025, 4.00% (A), 03/15/2060	231,000	244,828
5.20%, 09/01/2040	177,000	233,921
Weir Group PLC 2.20%, 05/13/2026 (B)	319,000	316,966

		4,977,367

Marine - 0.1%
Hidrovias International Finance SARL 4.95%, 02/08/2031 (B)	1,150,000	1,088,199
Pelabuhan Indonesia II PT 4.25%, 05/05/2025 (C)	775,000	835,450

		1,923,649

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 1.3%
Belo Corp. 7.25%, 09/15/2027	$ 990,000	$ 1,148,400
Block Communications, Inc. 4.88%, 03/01/2028 (B)	790,000	805,800
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 08/15/2030 (B)	1,005,000	1,022,588
5.38%, 06/01/2029 (B)	545,000	585,194
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/2029	136,000	133,810
3.50%, 06/01/2041	83,000	81,341
3.85%, 04/01/2061	374,000	361,181
3.95%, 06/30/2062	586,000	576,213
4.80%, 03/01/2050	242,000	274,767
5.05%, 03/30/2029	13,000	15,165
5.38%, 04/01/2038	90,000	108,136
6.38%, 10/23/2035	244,000	317,122
Comcast Corp.
3.30%, 02/01/2027	122,000	131,521
3.75%, 04/01/2040	170,000	189,834
3.90%, 03/01/2038	83,000	94,107
3.97%, 11/01/2047	317,000	364,446
4.15%, 10/15/2028	445,000	507,997
4.60%, 10/15/2038	515,000	629,539
CSC Holdings LLC
4.63%, 12/01/2030 (B)	1,255,000	1,149,894
5.38%, 02/01/2028 (B)	895,000	921,850
Discovery Communications LLC
1.90%, 03/19/2027 (H)	EUR 800,000	975,083
4.00%, 09/15/2055	$337,000	357,380
Gray Escrow II, Inc. 5.38%, 11/15/2031 (B) (J)	307,000	311,022
Gray Television, Inc. 4.75%, 10/15/2030 (B)	820,000	808,834
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (B)	535,000	565,763
Time Warner Cable LLC 6.55%, 05/01/2037	377,000	506,075
Univision Communications, Inc. 6.63%, 06/01/2027 (B)	1,135,000	1,227,854
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	784,000	797,054
ViacomCBS, Inc.
4.38%, 03/15/2043	490,000	559,383
5.85%, 09/01/2043	239,000	324,867

		15,852,220

Metals & Mining - 2.7%
Allegheny Technologies, Inc.
4.88%, 10/01/2029 (H)	283,000	282,802
5.13%, 10/01/2031	538,000	535,956
Anglo American Capital PLC 2.63%, 09/10/2030 (B)	260,000	256,360
AngloGold Ashanti Holdings PLC
3.38%, 11/01/2028	200,000	198,859
3.75%, 10/01/2030 (H)	203,000	205,284

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Antofagasta PLC 2.38%, 10/14/2030 (C)	$ 800,000	$ 754,760
CAP SA 3.90%, 04/27/2031 (B)	950,000	913,909
Chinalco Capital Holdings Ltd. Fixed until 09/11/2024 (I), 4.10% (A) (C)	2,550,000	2,606,870
Cleveland-Cliffs, Inc.
4.63%, 03/01/2029 (B) (H)	710,000	733,075
6.25%, 10/01/2040	467,000	511,365
Commercial Metals Co. 3.88%, 02/15/2031	777,000	769,230
Endeavour Mining PLC 5.00%, 10/14/2026 (B)	1,195,000	1,203,962
First Quantum Minerals Ltd.
7.25%, 04/01/2023 (C)	890,000	904,240
7.50%, 04/01/2025 (B)	970,000	1,003,950
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027 (B)	373,000	389,785
Glencore Finance Europe Ltd. 3.75%, 04/01/2026 (C)	EUR 1,200,000	1,567,597
Glencore Funding LLC
2.63%, 09/23/2031 (B)	$112,000	109,164
2.85%, 04/27/2031 (B)	132,000	132,246
3.38%, 09/23/2051 (B)	293,000	283,522
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. 5.89%, 04/29/2024 (C)	800,000	865,000
GUSAP III LP 4.25%, 01/21/2030 (B) (H)	850,000	894,056
Hudbay Minerals, Inc. 6.13%, 04/01/2029 (B)	755,000	794,638
JSW Steel Ltd. 5.95%, 04/18/2024 (C)	1,480,000	1,566,068
Metalloinvest Finance DAC 3.38%, 10/22/2028 (B)	950,000	947,796
Metinvest BV
7.75%, 10/17/2029 (C)	560,000	608,832
8.50%, 04/23/2026 (C)	800,000	898,672
Minera y Metalurgica del Boleo SAPI de CV 3.25%, 04/17/2024 (C)	3,000,000	3,150,473
Mineral Resources Ltd. 8.13%, 05/01/2027 (B)	725,000	782,725
Minmetals Bounteous Finance BVI Ltd. Fixed until 09/03/2024 (I), 3.38% (A) (C)	2,173,000	2,219,502
Minsur SA 4.50%, 10/28/2031 (B)	1,105,000	1,092,569
Nexa Resources SA 6.50%, 01/18/2028 (B)	700,000	779,800
Severstal OAO Via Steel Capital SA 5.90%, 10/17/2022 (C)	1,000,000	1,044,922
Stillwater Mining Co. 7.13%, 06/27/2025 (C)	920,000	952,660
SunCoke Energy, Inc. 4.88%, 06/30/2029 (B)	814,000	807,895

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Teck Resources Ltd.
3.90%, 07/15/2030	$ 100,000	$ 108,526
6.25%, 07/15/2041	710,000	948,121
Usiminas International SARL 5.88%, 07/18/2026 (C)	1,500,000	1,575,015

		33,400,206

Mortgage Real Estate Investment Trusts - 0.2%
AG Issuer LLC 6.25%, 03/01/2028 (B)	775,000	807,937
Starwood Property Trust, Inc.
3.63%, 07/15/2026 (B)	280,000	280,000
4.75%, 03/15/2025	903,000	948,963

		2,036,900

Multi-Utilities - 0.2%
CMS Energy Corp.
Fixed until 09/01/2030, 3.75% (A), 12/01/2050	204,000	202,960
Fixed until 03/01/2030, 4.75% (A), 06/01/2050	107,000	118,770
Consolidated Edison Co. of New York, Inc.
3.60%, 06/15/2061	365,000	394,205
3.95%, 04/01/2050	146,000	170,131
Delmarva Power & Light Co. 4.15%, 05/15/2045	142,000	171,112
Dominion Energy, Inc. 5.25%, 08/01/2033	104,000	128,804
Public Service Co. of Colorado
2.70%, 01/15/2051	384,000	379,478
3.70%, 06/15/2028	140,000	155,377
4.10%, 06/15/2048	119,000	146,003
Public Service Co. of Oklahoma
2.20%, 08/15/2031 (H)	125,000	123,135
3.15%, 08/15/2051	282,000	289,472
San Diego Gas & Electric Co. 2.95%, 08/15/2051	411,000	416,693

		2,696,140

Multiline Retail - 0.4%
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (C)	1,500,000	1,610,640
Falabella SA 3.38%, 01/15/2032 (B) (H)	275,000	272,938
Golden Eagle Retail Group Ltd. 4.63%, 05/21/2023 (C)	960,000	956,880
JSM Global SARL 4.75%, 10/20/2030 (C)	440,000	419,105
Kohl’s Corp.
3.38%, 05/01/2031 (H)	92,000	93,305
5.55%, 07/17/2045 (H)	816,000	948,311
Nordstrom, Inc.
2.30%, 04/08/2024	61,000	61,299
4.25%, 08/01/2031 (H)	119,000	118,958
5.00%, 01/15/2044 (H)	243,000	240,385

		4,721,821

Oil, Gas & Consumable Fuels - 6.9%
Adaro Indonesia PT 4.25%, 10/31/2024 (C)	1,500,000	1,535,685

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 01/15/2028 (B)	$ 802,000	$ 838,090
Antero Resources Corp. 5.38%, 03/01/2030 (B)	760,000	804,460
Apache Corp.
4.38%, 10/15/2028 (H)	559,000	599,734
4.75%, 04/15/2043 (H)	636,000	696,420
5.35%, 07/01/2049	200,000	229,611
Arabian Centres Sukuk II Ltd. 5.63%, 10/07/2026 (B)	1,480,000	1,541,479
Bonanza Creek Energy, Inc. 5.00%, 10/15/2026 (B)	664,000	670,773
BP Capital Markets America, Inc.
2.75%, 05/10/2023	559,000	576,636
3.00%, 02/24/2050	934,000	922,403
3.38%, 02/08/2061	247,000	252,894
3.54%, 04/06/2027	425,000	462,643
BP Capital Markets PLC Fixed until 03/22/2030 (I), 4.88% (A)	281,000	305,885
Buckeye Partners LP 4.50%, 03/01/2028 (B)	1,026,000	1,013,175
California Resources Corp. 7.13%, 02/01/2026 (B)	1,200,000	1,265,958
Canadian Natural Resources Ltd. 2.95%, 01/15/2023	632,000	647,252
Cheniere Energy Partners LP 3.25%, 01/31/2032 (B)	184,000	182,381
Chevron Corp. 1.55%, 05/11/2025	218,000	221,253
Chevron USA, Inc.
3.90%, 11/15/2024	375,000	405,976
4.20%, 10/15/2049	131,000	164,839
DCP Midstream Operating LP 5.60%, 04/01/2044	685,000	822,000
Diamondback Energy, Inc.
3.50%, 12/01/2029	286,000	304,015
4.40%, 03/24/2051	178,000	205,086
DT Midstream, Inc.
4.13%, 06/15/2029 (B)	222,000	223,587
4.38%, 06/15/2031 (B)	472,000	478,212
Ecopetrol SA
5.88%, 05/28/2045 (H)	350,000	354,323
6.88%, 04/29/2030	700,000	808,500
eG Global Finance PLC 6.75%, 02/07/2025 (B)	988,000	1,011,465
Enable Midstream Partners LP 4.95%, 05/15/2028	142,000	158,704
Endeavor Energy Resources LP / EER Finance, Inc. 5.75%, 01/30/2028 (B)	523,000	549,150
Energy Transfer LP
4.90%, 03/15/2035	202,000	229,239
5.25%, 04/15/2029	52,000	60,425
5.35%, 05/15/2045	444,000	524,533
5.50%, 06/01/2027	207,000	239,628
6.05%, 06/01/2041	97,000	121,355
6.13%, 12/15/2045	106,000	135,793

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP (continued)
Fixed until 11/15/2026 (I), 6.50% (A)	$ 2,346,000	$ 2,428,110
EnLink Midstream Partners LP Fixed until 12/15/2022 (I), 6.00% (A)	1,400,000	1,120,000
Enterprise Products Operating LLC
4.05%, 02/15/2022	375,000	378,877
4.25%, 02/15/2048	103,000	117,753
Fixed until 08/16/2022, 4.88% (A), 08/16/2077	48,000	47,410
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	67,000	70,394
EOG Resources, Inc. 4.38%, 04/15/2030	69,000	80,302
Galaxy Pipeline Assets Bidco Ltd.
2.63%, 03/31/2036 (B)	1,030,000	1,003,443
2.94%, 09/30/2040 (B)	1,100,000	1,080,474
Geopark Ltd.
5.50%, 01/17/2027 (B)	750,000	745,133
6.50%, 09/21/2024 (C)	459,000	472,724
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (B)	216,000	219,427
3.45%, 10/15/2027 (B)	129,000	135,134
Harvest Midstream I LP 7.50%, 09/01/2028 (B)	1,094,000	1,148,700
Hess Corp.
6.00%, 01/15/2040	341,000	443,389
7.13%, 03/15/2033	199,000	268,045
Hilcorp Energy I LP / Hilcorp Finance Co. 6.00%, 02/01/2031 (B)	970,000	995,582
Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 02/01/2028 (B)	904,000	906,052
Independence Energy Finance LLC 7.25%, 05/01/2026 (B)	625,000	650,000
Indika Energy Capital III Pte Ltd. 5.88%, 11/09/2024 (C) (H)	1,060,000	1,075,105
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025 (B)	420,000	445,200
ITT Holdings LLC 6.50%, 08/01/2029 (B)	985,000	989,817
Kinder Morgan Energy Partners LP 5.00%, 03/01/2043	569,000	676,608
Kosmos Energy Ltd.
7.50%, 03/01/2028 (B) (H)	1,400,000	1,372,000
7.75%, 05/01/2027 (B)	235,000	235,000
Leviathan Bond Ltd. 6.75%, 06/30/2030 (C)	490,000	537,163
Lukoil Capital DAC 2.80%, 04/26/2027 (B)	1,300,000	1,299,007
Lundin Energy Finance BV 3.10%, 07/15/2031 (B)	206,000	207,719
Marathon Oil Corp.
6.60%, 10/01/2037	541,000	727,883
6.80%, 03/15/2032	111,000	144,370
Marathon Petroleum Corp. 4.50%, 04/01/2048	278,000	324,221

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Medco Bell Pte Ltd. 6.38%, 01/30/2027 (C)	$ 1,350,000	$ 1,391,175
MEG Energy Corp. 7.13%, 02/01/2027 (B)	512,000	537,600
MPLX LP
3.50%, 12/01/2022	67,000	68,889
Fixed until 02/15/2023 (I), 6.88% (A)	5,500,000	5,582,500
Murphy Oil Corp. 6.38%, 07/15/2028	768,000	811,242
Murphy Oil USA, Inc. 4.75%, 09/15/2029	525,000	553,061
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%, 02/01/2026 (B)	900,000	912,663
Northern Natural Gas Co. 3.40%, 10/16/2051 (B)	265,000	277,053
NuStar Logistics LP 6.38%, 10/01/2030	719,000	787,988
Oasis Petroleum, Inc. 6.38%, 06/01/2026 (B)	646,000	683,145
Occidental Petroleum Corp.
3.50%, 08/15/2029	329,000	333,935
6.38%, 09/01/2028	1,419,000	1,663,253
Oil & Natural Gas Corp. Ltd. 3.38%, 12/05/2029 (C)	1,000,000	1,005,153
Oil India International Pte Ltd. 4.00%, 04/21/2027 (C)	1,500,000	1,567,177
ONEOK Partners LP 6.65%, 10/01/2036	305,000	408,223
ONGC Videsh Ltd. 4.63%, 07/15/2024 (C)	425,000	457,287
PBF Holding Co. LLC / PBF Finance Corp. 6.00%, 02/15/2028	1,023,000	741,476
Pertamina Persero PT
3.10%, 08/27/2030 (B)	875,000	889,823
4.30%, 05/20/2023 (C)	575,000	601,917
5.63%, 05/20/2043 (C)	1,900,000	2,266,713
6.45%, 05/30/2044 (C)	1,500,000	1,962,684
Petroleos Mexicanos
6.50%, 03/13/2027	900,000	959,400
6.84%, 01/23/2030	600,000	627,240
Petronas Capital Ltd.
3.50%, 04/21/2030 (C)	500,000	536,531
4.55%, 04/21/2050 (C)	1,000,000	1,236,260
Plains All American Pipeline LP / PAA Finance Corp.
4.30%, 01/31/2043	103,000	105,887
6.65%, 01/15/2037	245,000	320,888
Qatar Petroleum
1.38%, 09/12/2026 (B)	800,000	789,654
3.30%, 07/12/2051 (B)	975,000	993,564
Raizen Fuels Finance SA 5.30%, 01/20/2027 (C)	1,050,000	1,150,023
Rockcliff Energy II LLC 5.50%, 10/15/2029 (B)	611,000	626,886
SA Global Sukuk Ltd. 2.69%, 06/17/2031 (B)	450,000	450,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Santos Finance Ltd. 3.65%, 04/29/2031 (B)	$ 360,000	$ 366,570
Saudi Arabian Oil Co.
2.25%, 11/24/2030 (C)	850,000	823,327
3.25%, 11/24/2050 (B)	345,000	330,855
4.25%, 04/16/2039 (C)	1,500,000	1,678,170
SEPLAT Energy PLC 7.75%, 04/01/2026 (B)	1,400,000	1,439,200
Shell International Finance BV
3.63%, 08/21/2042	54,000	60,432
4.00%, 05/10/2046	776,000	929,311
Sinopec Group Overseas Development Ltd. 2.95%, 11/12/2029 (B) (H)	1,500,000	1,555,578
Southwestern Energy Co.
5.38%, 02/01/2029 (B)	703,000	741,665
5.38%, 03/15/2030	470,000	495,841
Strathcona Resources Ltd. 6.88%, 08/01/2026 (B)	821,000	816,099
Suncor Energy, Inc. 5.95%, 05/15/2035	48,000	62,278
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	674,000	726,727
TotalEnergies Capital International SA
2.88%, 02/17/2022	559,000	563,210
3.46%, 07/12/2049	246,000	272,092
Transportadora de Gas del Peru SA 4.25%, 04/30/2028 (C)	1,000,000	1,071,260
Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029 (B)	952,000	970,278
Williams Cos., Inc.
3.50%, 10/15/2051	142,000	145,158
5.40%, 03/04/2044	312,000	392,940
5.75%, 06/24/2044	73,000	95,847
Wintershall Dea Finance BV 0.84%, 09/25/2025 (C)	EUR 1,200,000	1,407,042

		86,152,494

Paper & Forest Products - 0.7%
Celulosa Arauco y Constitucion SA
4.20%, 01/29/2030 (C)	$1,000,000	1,058,450
4.25%, 04/30/2029 (C)	1,000,000	1,061,260
Clearwater Paper Corp. 4.75%, 08/15/2028 (B)	524,000	531,205
Domtar Corp. 6.75%, 02/15/2044 (H)	2,030,000	2,155,755
Georgia-Pacific LLC 0.95%, 05/15/2026 (B)	262,000	255,619
Glatfelter Corp. 4.75%, 11/15/2029 (B)	629,000	640,259
Inversiones CMPC SA
3.00%, 04/06/2031 (B)	506,000	493,350
4.38%, 05/15/2023 (C) (H)	800,000	828,000
Suzano Austria GmbH
2.50%, 09/15/2028	142,000	134,367
3.13%, 01/15/2032	97,000	91,568
3.75%, 01/15/2031	1,087,000	1,088,359

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products (continued)
Sylvamo Corp. 7.00%, 09/01/2029 (B)	$ 975,000	$ 979,875

		9,318,067

Personal Products - 0.2%
Edgewell Personal Care Co. 4.13%, 04/01/2029 (B)	625,000	614,063
HLF Financing SARL LLC / Herbalife International, Inc. 4.88%, 06/01/2029 (B)	1,275,000	1,284,218
Natura Cosmeticos SA 4.13%, 05/03/2028 (B)	415,000	410,767

		2,309,048

Pharmaceuticals - 0.8%
Bayer AG
1.38%, 07/06/2032 (C)	EUR 900,000	1,060,286
Fixed until 07/01/2024, 3.75% (A), 07/01/2074 (C)	615,000	740,543
Bristol-Myers Squibb Co.
0.75%, 11/13/2025	$204,000	200,238
1.75%, 05/15/2035	EUR 500,000	648,660
2.55%, 11/13/2050	$301,000	287,515
3.25%, 02/20/2023	548,000	566,789
Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027 (B)	466,000	481,145
GlaxoSmithKline Capital, Inc. 3.38%, 05/15/2023	134,000	139,786
Merck KGaA Fixed until 06/09/2026, 1.63% (A), 09/09/2080 (C)	EUR 700,000	827,407
Mylan, Inc. 5.20%, 04/15/2048	$279,000	346,685
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (B)	632,000	640,690
Royalty Pharma PLC
2.15%, 09/02/2031 (H)	189,000	179,831
3.35%, 09/02/2051	587,000	561,978
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	154,000	163,910
Takeda Pharmaceutical Co. Ltd.
1.38%, 07/09/2032 (H)	EUR 845,000	1,009,100
3.18%, 07/09/2050	$250,000	255,297
Upjohn Finance BV 1.91%, 06/23/2032 (C)	EUR 960,000	1,152,508
Viatris, Inc.
1.65%, 06/22/2025	$258,000	258,465
3.85%, 06/22/2040 (B)	157,000	167,903
4.00%, 06/22/2050 (B)	352,000	377,430

		10,066,166

Professional Services - 0.3%
Block Financial LLC 3.88%, 08/15/2030	131,000	139,637
Korn Ferry 4.63%, 12/15/2027 (B)	535,000	551,719
MoneyGram International, Inc. 5.38%, 08/01/2026 (B)	990,000	992,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
Paysafe Finance PLC / Paysafe Holdings US Corp. 4.00%, 06/15/2029 (B)	$ 815,000	$ 772,212
TriNet Group, Inc. 3.50%, 03/01/2029 (B)	805,000	807,109

		3,263,152

Real Estate Management & Development - 2.6%
Aroundtown SA
0.63%, 07/09/2025 (C)	EUR 1,200,000	1,392,879
1.45%, 07/09/2028 (C) (H)	1,700,000	2,011,873
China Aoyuan Group Ltd.
6.20%, 03/24/2026 (C)	$400,000	174,416
8.50%, 01/23/2022 (C)	360,000	194,490
China Resources Land Ltd. Fixed until 12/09/2024 (I), 3.75% (A) (C)	834,000	856,501
Country Garden Holdings Co. Ltd. 7.25%, 04/08/2026 (C)	700,000	720,771
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	723,000	771,803
Goodman HK Finance 3.00%, 07/22/2030 (C)	2,900,000	2,926,616
Heimstaden Bostad AB 1.13%, 01/21/2026 (C)	EUR 655,000	769,751
Hongkong Land Finance Cayman Islands Co. Ltd. 2.88%, 05/27/2030 (C)	$2,300,000	2,364,229
Hysan MTN Ltd. 2.88%, 06/02/2027 (C)	1,500,000	1,551,918
Kennedy-Wilson, Inc. 4.75%, 03/01/2029 - 02/01/2030	1,037,000	1,052,034
KWG Group Holdings Ltd. 5.88%, 11/10/2024 (C)	900,000	764,557
Longfor Group Holdings Ltd.
3.38%, 04/13/2027 (C)	445,000	448,635
3.85%, 01/13/2032 (C)	800,000	792,254
3.88%, 07/13/2022 (C)	1,000,000	1,012,661
3.95%, 09/16/2029 (C)	2,173,000	2,219,591
4.50%, 01/16/2028 (C)	1,475,000	1,552,189
Samhallsbyggnadsbolaget i Norden AB 1.75%, 01/14/2025 (C)	EUR 790,000	947,176
SBB Treasury OYJ 1.13%, 11/26/2029 (C)	1,400,000	1,581,167
Sun Hung Kai Properties Capital Market Ltd. 2.75%, 05/13/2030 (C)	$2,800,000	2,849,812
Sunac China Holdings Ltd.
5.95%, 04/26/2024 (C)	380,000	274,758
6.65%, 08/03/2024 (C)	900,000	649,663
Vanke Real Estate Hong Kong Co. Ltd.
3.50%, 11/12/2029 (C) (H)	2,287,000	2,262,163
3.98%, 11/09/2027 (C)	900,000	938,698
Yuzhou Group Holdings Co. Ltd.
7.38%, 01/13/2026 (C)	1,220,000	551,436
7.70%, 02/20/2025 (C)	580,000	288,459

		31,920,500

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.4%
AerCap Global Aviation Trust Fixed until 06/15/2025, 6.50% (A), 06/15/2045 (B)	$ 800,000	$ 858,000
Burlington Northern Santa Fe LLC 4.45%, 03/15/2043	684,000	856,227
Canadian Pacific Railway Co. 6.13%, 09/15/2115	110,000	170,663
CMB International Leasing Management Ltd.
2.75%, 08/12/2030 (C)	2,000,000	1,921,358
3.63%, 07/03/2029	500,000	512,601
Kansas City Southern
3.50%, 05/01/2050	229,000	246,465
4.70%, 05/01/2048	63,000	79,870
Norfolk Southern Corp. 4.10%, 05/15/2049	338,000	407,962

		5,053,146

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.
3.19%, 11/15/2036 (B)	292,000	287,425
4.15%, 11/15/2030	296,000	325,385
Intel Corp. 3.40%, 03/25/2025	432,000	462,979
TSMC Global Ltd. 0.75%, 09/28/2025 (B)	231,000	224,028

		1,299,817

Software - 0.4%
Clarivate Science Holdings Corp.
3.88%, 07/01/2028 (B)	165,000	163,144
4.88%, 07/01/2029 (B)	486,000	483,910
Microsoft Corp.
2.40%, 02/06/2022	929,000	932,687
2.53%, 06/01/2050	146,000	143,611
3.04%, 03/17/2062	644,000	691,985
NCR Corp. 5.13%, 04/15/2029 (B)	774,000	791,477
Oracle Corp.
2.30%, 03/25/2028	326,000	330,950
3.80%, 11/15/2037	1,033,000	1,106,927
4.00%, 11/15/2047	279,000	301,433
4.10%, 03/25/2061	260,000	284,643
SS&C Technologies, Inc. 5.50%, 09/30/2027 (B)	257,000	270,492

		5,501,259

Specialty Retail - 0.3%
Carvana Co.
4.88%, 09/01/2029 (B) (H)	215,000	208,013
5.50%, 04/15/2027 (B)	724,000	729,430
Gap, Inc.
3.63%, 10/01/2029 (B)	385,000	377,300
3.88%, 10/01/2031 (B)	200,000	196,000
Home Depot, Inc. 2.75%, 09/15/2051	235,000	235,637
Lowe’s Cos., Inc. 4.05%, 05/03/2047	426,000	496,863
Metis Merger Sub LLC 6.50%, 05/15/2029 (B)	830,000	821,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
Movida Europe SA 5.25%, 02/08/2031 (B) (H)	$ 1,035,000	$ 976,709

		4,041,652

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.75%, 05/11/2023	534,000	536,086
1.40%, 08/05/2028	159,000	155,081
2.55%, 08/20/2060	503,000	471,389
2.85%, 08/05/2061	294,000	292,310
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	340,000	515,454
Hewlett Packard Enterprise Co.
1.75%, 04/01/2026	599,000	602,953
6.35%, 10/15/2045	430,000	589,346

		3,162,619

Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc. Fixed until 11/06/2023, 5.90% (A), 11/06/2028 (H)	155,000	166,829
NMI Holdings, Inc. 7.38%, 06/01/2025 (B)	402,000	461,886

		628,715

Trading Companies & Distributors - 0.5%
BOC Aviation Ltd.
2.63%, 09/17/2030 (B)	1,780,000	1,740,360
3.00%, 09/11/2029 (C)	2,500,000	2,525,459
3.25%, 04/29/2025 (C)	1,000,000	1,042,293
GATX Corp.
3.10%, 06/01/2051	587,000	570,678
4.35%, 02/15/2024	221,000	236,131

		6,114,921

Transportation Infrastructure - 0.6%
DP World Crescent Ltd. 3.75%, 01/30/2030 (C)	750,000	791,400
DP World Ltd. 5.63%, 09/25/2048 (B)	1,050,000	1,278,295
Heathrow Funding Ltd. 1.13%, 10/08/2032 (C)	EUR 900,000	1,027,301
Hutama Karya Persero PT 3.75%, 05/11/2030 (C)	$2,500,000	2,666,154
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.40%, 11/15/2026 (B)	140,000	150,218
Rumo Luxembourg SARL 5.25%, 01/10/2028 (B)	460,000	478,400
Shanghai Port Group BVI Development Co. Ltd. 3.38%, 06/18/2029 (C)	600,000	634,939
Simpar Europe SA 5.20%, 01/26/2031 (B)	1,150,000	1,106,702

		8,133,409

Water Utilities - 0.0% (K)
Essential Utilities, Inc. 3.35%, 04/15/2050	148,000	157,922

Wireless Telecommunication Services - 1.0%
Altice France SA
5.13%, 07/15/2029 (B)	565,000	550,270

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Altice France SA (continued)
5.50%, 01/15/2028 - 10/15/2029 (B)	$ 1,579,000	$ 1,557,989
America Movil SAB de CV 4.38%, 04/22/2049	521,000	646,650
Colombia Telecomunicaciones SA ESP 4.95%, 07/17/2030 (B)	950,000	974,234
Empresa Nacional de Telecomunicaciones SA
3.05%, 09/14/2032 (B)	350,000	341,670
4.75%, 08/01/2026 (C)	750,000	811,695
MTN Mauritius Investments Ltd.
4.76%, 11/11/2024 (C)	800,000	835,040
6.50%, 10/13/2026 (C)	900,000	1,019,250
T-Mobile USA, Inc.
2.25%, 11/15/2031	246,000	237,691
3.00%, 02/15/2041	384,000	368,922
3.60%, 11/15/2060	155,000	155,446
3.60%, 11/15/2060 (B)	132,000	132,380
Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028 (C)	1,070,000	1,114,435
Vodafone Group PLC
4.88%, 06/19/2049	176,000	219,301
Fixed until 12/04/2050, 5.13% (A), 06/04/2081	72,000	73,752
5.25%, 05/30/2048	375,000	493,651
Fixed until 01/04/2029, 7.00% (A), 04/04/2079	2,614,000	3,161,832

		12,694,208

Total Corporate Debt Securities (Cost $729,530,923)		748,571,719

FOREIGN GOVERNMENT OBLIGATIONS - 7.2%
Chile - 0.1%
Chile Government International Bond
3.10%, 05/07/2041	381,000	371,505
3.25%, 09/21/2071	204,000	187,968
3.50%, 04/15/2053	262,000	265,956

		825,429

Cote d’Ivoire - 0.7%
Ivory Coast Government International Bond
5.75% (L), 12/31/2032 (C)	681,945	681,945
6.13%, 06/15/2033 (C)	4,000,000	4,199,040
6.38%, 03/03/2028 (C)	3,700,000	4,038,698

		8,919,683

Dominican Republic - 0.8%
Dominican Republic International Bond 4.88%, 09/23/2032 (C)	10,000,000	10,112,500

Egypt - 0.8%
Egypt Government International Bond
7.63%, 05/29/2032 (B)	8,600,000	8,314,910
7.63%, 05/29/2032 (C) (H)	1,600,000	1,546,960

		9,861,870

Ghana - 0.9%
Ghana Government International Bond
8.63%, 04/07/2034 (B)	1,255,000	1,110,399
10.75%, 10/14/2030 (C)	8,500,000	9,830,590

		10,940,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Hong Kong - 0.3%
Airport Authority
Fixed until 03/08/2026 (I), 2.10% (A) (C)	$ 1,500,000	$ 1,485,998
Fixed until 03/08/2028 (I), 2.40% (A) (C)	2,000,000	1,965,162

		3,451,160

India - 0.3%
Export-Import Bank of India
3.25%, 01/15/2030 (C)	2,200,000	2,231,670
3.38%, 08/05/2026 (C)	1,300,000	1,367,605

		3,599,275

Indonesia - 0.1%
Perusahaan Penerbit SBSN Indonesia III 2.55%, 06/09/2031 (B)	1,600,000	1,602,896

Italy - 0.0% (K)
Republic of Italy Government International Bond 3.88%, 05/06/2051	297,000	324,729

Jordan - 0.7%
Jordan Government International Bond
5.85%, 07/07/2030 (B)	4,300,000	4,435,880
7.38%, 10/10/2047 (C)	4,200,000	4,337,340

		8,773,220

Kenya - 0.7%
Republic of Kenya Government International Bond
6.88%, 06/24/2024 (C)	4,600,000	4,955,874
8.00%, 05/22/2032 (C)	3,800,000	4,127,484

		9,083,358

Mexico - 0.1%
Mexico Government International Bond
4.28%, 08/14/2041	599,000	622,487
4.75%, 03/08/2044	237,000	259,676

		882,163

Republic of Korea - 0.4%
Industrial Bank of Korea 1.04%, 06/22/2025 (B)	427,000	423,250
Korea Development Bank
0.50%, 10/27/2023	200,000	199,020
2.75%, 03/19/2023	1,500,000	1,541,655
Korea National Oil Corp.
1.63%, 10/05/2030 (B)	700,000	662,753
2.63%, 04/14/2026 (C)	1,500,000	1,564,706
3.25%, 10/01/2025 (C)	1,000,000	1,067,995

		5,459,379

Supranational - 0.2%
African Development Bank 0.75%, 04/03/2023	571,000	573,698
Asian Infrastructure Investment Bank 0.50%, 10/30/2024	253,000	250,385
European Bank for Reconstruction & Development 1.50%, 02/13/2025	268,000	273,145
Inter-American Development Bank
1.13%, 07/20/2028	307,000	299,413
4.38%, 01/24/2044	316,000	433,431

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational (continued)
International Bank for Reconstruction & Development
0.75%, 11/24/2027	$ 303,000	$ 291,432
3.13%, 11/20/2025	210,000	227,249

		2,348,753

Turkey - 0.4%
Turkey Government International Bond 5.60%, 11/14/2024	4,450,000	4,480,313

Ukraine - 0.7%
Ukraine Government International Bond
7.25%, 03/15/2033 (B)	4,400,000	4,478,487
7.75%, 09/01/2023 (C)	4,300,000	4,579,595

		9,058,082

Total Foreign Government Obligations (Cost $88,536,354)		89,723,799

LOAN ASSIGNMENTS - 9.5%
Aerospace & Defense - 0.2%
Castlelake Aviation Ltd. Term Loan B, TBD, 10/22/2026 (J) (M)	433,155	431,711
Dynasty Acquisition Co., Inc.
Term Loan B1,
3-Month LIBOR + 3.50%, 3.63% (A), 04/06/2026	675,605	659,318
Term Loan B2,
3-Month LIBOR + 3.50%, 3.63% (A), 04/06/2026	363,228	354,472
Spirit Aerosystems, Inc. Term Loan B, 3-Month LIBOR + 5.25%, 6.00% (A), 01/15/2025 (J)	699,036	700,492

		2,145,993

Air Freight & Logistics - 0.1%
Kenan Advantage Group, Inc. Term Loan B1, 1-Month LIBOR + 3.75%, 4.50% (A), 03/24/2026	634,160	633,170

Airlines - 0.2%
AAdvantage Loyalty IP Ltd. Term Loan, 3-Month LIBOR + 4.75%, 5.50% (A), 04/20/2028	255,050	265,252
Air Canada Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (A), 08/11/2028	198,690	200,636
American Airlines, Inc.
Term Loan,
1-Month LIBOR + 2.00%, 2.09% (A), 12/15/2023	569,072	559,983
Term Loan B,
1-Month LIBOR + 1.75%, 1.84% (A), 06/27/2025	639,408	618,228
Kestrel Bidco, Inc. Term Loan B, 6-Month LIBOR + 3.00%, 4.00% (A), 12/11/2026	852,092	836,968

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Airlines (continued)
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (A), 04/21/2028	$ 115,712	$ 117,254

		2,598,321

Auto Components - 0.1%
DexKo Global, Inc.
Term Loan B,
3-Month LIBOR + 3.75%, 4.25% (A), 10/04/2028	352,072	351,704
Les Schwab Tire Centers Term Loan B, 3-Month LIBOR + 3.25%, 4.00% (A), 11/02/2027	536,431	535,593
Mavis Tire Express Services Corp. Term Loan B, 1-Month LIBOR + 4.00%, 4.75% (A), 05/04/2028	660,207	660,657
TI Group Automotive Systems LLC Term Loan, 3-Month LIBOR + 3.25%, 3.75% (A), 12/16/2026	120,949	120,874

		1,668,828

Beverages - 0.0% (K)
Triton Water Holdings, Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 03/31/2028	324,188	323,630

Biotechnology - 0.0% (K)
Curium BidCo SARL
2nd Lien Term Loan,
3-Month LIBOR + 7.75%, 8.50% (A), 10/27/2028	168,062	169,743
Term Loan,
3-Month LIBOR + 4.25%, 5.00% (A), 12/02/2027	438,590	438,590

		608,333

Building Products - 0.2%
CD&R Hydra Buyer, Inc. Term Loan, 1-Month LIBOR + 4.25%, 5.25% (A), 12/11/2024	885,440	885,440
LBM Acquisition LLC Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 12/17/2027	479,137	472,908
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.50%, 2.59% (A), 02/01/2027	536,445	531,177
Term Loan B1,
TBD, 06/11/2028 (J) (M)	113,472	113,047
Specialty Building Products Holdings LLC Term Loan B, TBD, 10/15/2028 (J) (M)	167,660	166,990

		2,169,562

	Principal	Value

LOAN ASSIGNMENTS (continued)
Capital Markets - 0.3%
Advisor Group, Inc. Term Loan, 1-Month LIBOR + 4.50%, 4.59% (A), 07/31/2026	$ 908,827	$ 909,343
Camelot US Acquisition 1 Co. Term Loan B, 1-Month LIBOR + 3.00%, 3.09% (A), 10/30/2026	577,099	574,454
CQP Holdco LP Term Loan B, 1-Month LIBOR + 3.75%, 4.25% (A), 06/05/2028	713,560	712,223
HighTower Holdings LLC
Term Loan B,
3-Month LIBOR + 4.00%, 4.75% (A), 04/21/2028	242,789	242,789
NEXUS Buyer LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (A), 11/09/2026	833,792	827,956
PAI Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (A), 10/28/2027	403,361	403,361
TPG VIII Elf Purchaser LLC Term Loan B, TBD, 11/06/2028 (J) (M)	100,147	99,959

		3,770,085

Chemicals - 0.2%
Chemours Co. Term Loan B, 1-Month LIBOR + 1.75%, 1.84% (A), 04/03/2025	304,892	298,185
Hyperion Materials & Technologies, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 5.00% (A), 08/30/2028	168,055	168,055
New Arclin US Holding Corp.
Term Loan,
1-Month LIBOR + 3.75%, 4.25% (A), 09/30/2028	134,624	134,400
Starfruit Finco BV Term Loan B, 1-Month LIBOR + 2.75%, 2.84% (A), 10/01/2025	570,490	565,804
Trinseo Materials Operating SCA Term Loan B2, 1-Month LIBOR + 2.50%, 2.59% (A), 05/03/2028	544,175	540,638
Tronox Finance LLC Term Loan B, 1-Month LIBOR + 2.25%, 3-Month LIBOR + 2.25%, 2.34% - 2.38% (A), 03/13/2028	287,012	284,501
W.R. Grace & Co. Term Loan B, 3-Month LIBOR + 3.75%, 4.25% (A), 09/22/2028	132,039	132,369

		2,123,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies - 0.7%
APX Group, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (A), 07/10/2028	$ 719,035	$ 716,339
Asurion LLC
2nd Lien Term Loan B3,
1-Month LIBOR + 5.25%, 5.34% (A), 01/31/2028	279,330	278,224
2nd Lien Term Loan B4,
1-Month LIBOR + 5.25%, 5.34% (A), 01/20/2029	225,548	224,514
Term Loan B6,
1-Month LIBOR + 3.13%, 3.21% (A), 11/03/2023	293,847	292,902
Term Loan B8,
1-Month LIBOR + 3.25%, 3.34% (A), 12/23/2026	378,944	374,839
Term Loan B9,
1-Month LIBOR + 3.25%, 3.34% (A), 07/31/2027	332,498	329,173
Cast & Crew Payroll LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.59% (A), 02/09/2026 (J)	639,799	638,084
Cimpress Public Ltd. Co. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (A), 05/17/2028	186,119	186,197
Creative Artists Agency LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (A), 11/27/2026	765,682	761,375
Garda World Security Corp. Term Loan B, 1-Month LIBOR + 4.25%, 4.34% (A), 10/30/2026	620,560	620,366
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 3.50% (A), 05/30/2025	453,124	453,747
IBC Capital Ltd. 1st Lien Term Loan, TBD, 09/11/2023 (J) (M)	623,385	612,670
Intrado Corp. Term Loan, 3-Month LIBOR + 4.00%, 5.00% (A), 10/10/2024	432,605	424,854
Prime Security Services Borrower LLC Term Loan, 1-Month LIBOR + 2.75%, 3-Month LIBOR + 2.75%, 12-Month LIBOR + 2.75%, 3.50% (A), 09/23/2026	1,057,473	1,055,670
SITEL Worldwide Corp. Term Loan, 3-Month LIBOR + 3.75%, 4.25% (A), 08/28/2028 (J)	543,857	544,537

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Sotheby’s Term Loan B, 3-Month LIBOR + 4.50%, 5.00% (A), 01/15/2027	$ 861,002	$ 862,078

		8,375,569

Communications Equipment - 0.1%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (A), 04/06/2026	962,945	948,501

Construction & Engineering - 0.1%
APi Group DE, Inc. Term Loan B, TBD, 10/07/2028 (J) (M)	113,188	113,075
Osmose Utilities Services, Inc. Term Loan, 1-Month LIBOR + 3.25%, 3.75% (A), 06/23/2028 (J)	298,586	297,466
Service Logic Acquisition, Inc.
Delayed Draw Term Loan,
1-Month LIBOR + 3.00%, 2-Month LIBOR + 4.00%, 3-Month LIBOR + 4.00%, 4.00% - 4.75% (A), 10/29/2027	48,209	40,590
Term Loan,
2-Month LIBOR + 4.00%, 3-Month LIBOR + 4.00%, 4.75% (A), 10/29/2027	394,371	394,864
USIC Holdings, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 6.50%, 7.25% (A), 05/07/2029	128,309	129,752
Term Loan,
1-Month LIBOR + 3.50%, 4.25% (A), 05/12/2028	167,682	167,420
VM Consolidated, Inc. Term Loan B, 6-Month LIBOR + 3.25%, 3.38% (A), 03/19/2028	406,879	406,625
WIN Waste Innovations Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.25% (A), 03/24/2028	343,927	343,712

		1,893,504

Construction Materials - 0.0% (K)
Potters Industries LLC Term Loan B, 3-Month LIBOR + 4.00%, 4.75% (A), 12/14/2027	408,760	408,249

Consumer Finance - 0.0% (K)
Altice Financing SA Term Loan B, 3-Month LIBOR + 2.75%, 2.87% (A), 07/15/2025	213,001	208,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging - 0.4%
Berlin Packaging LLC
1st Lien Term Loan B,
1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 4.25% (A), 03/11/2028	$ 239,643	$ 239,742
Term Loan B,
3-Month LIBOR + 3.25%, 3.75% (A), 03/05/2028	406,838	402,516
BWAY Holding Co. Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (A), 04/03/2024	598,475	582,017
Charter NEX US, Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.50% (A), 12/01/2027	499,563	500,673
Flex Acquisition Co., Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 02/23/2028	629,940	627,972
LABL, Inc. 1st Lien Term Loan, TBD, 10/29/2028 (J) (M)	543,432	540,262
Reynolds Group Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (A), 09/20/2028 (J)	600,763	599,167
TricorBraun Holdings, Inc. Term Loan, 1-Month LIBOR + 3.25%, 3.75% (A), 03/03/2028	590,475	586,718
Trident TPI Holdings, Inc.
Delayed Draw Term Loan,
3-Month LIBOR + 4.00%, 2.00% - 4.50% (A), 09/15/2028	11,638	11,655
Term Loan,
3-Month LIBOR + 4.00%, 4.50% (A), 09/15/2028	203,601	203,892
Term Loan B1,
3-Month LIBOR + 3.00%, 4.00% (A), 10/17/2024	468,413	467,502

		4,762,116

Diversified Consumer Services - 0.1%
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 2.84% (A), 05/18/2025	1,527,174	1,496,631

Diversified Financial Services - 0.1%
Claros Mortgage Trust, Inc. Term Loan B, 1-Month LIBOR + 5.00%, 6.00% (A), 08/09/2026	683,243	683,243

Diversified Telecommunication Services - 0.3%
Cablevision Lightpath LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (A), 11/30/2027	467,054	467,287

	Principal	Value

LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA Term Loan B3, Prime Rate + 4.75%, 8.00% (A), 11/27/2023	$ 943,000	$ 950,073
Iridium Satellite LLC Term Loan B2, 1-Month LIBOR + 2.50%, 3.25% (A), 11/04/2026	647,945	648,350
Telesat Canada Term Loan B5, 1-Month LIBOR + 2.75%, 2.84% (A), 12/07/2026	919,666	820,036
Virgin Media Bristol LLC Term Loan Q, 1-Month LIBOR + 3.25%, 3.34% (A), 01/31/2029	342,000	341,786
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.09% (A), 03/09/2027	707,636	696,137

		3,923,669

Electrical Equipment - 0.2%
EXC Holdings III Corp.
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 4.50% (A), 12/02/2024	834,125	835,168
2nd Lien Term Loan,
3-Month LIBOR + 7.50%, 8.50% (A), 12/01/2025	347,000	347,434
Gates Global LLC Term Loan B3, 1-Month LIBOR + 2.50%, 3.25% (A), 03/31/2027	403,906	402,854
Watlow Electric Manufacturing Co. Term Loan B, 3-Month LIBOR + 4.00%, 4.50% (A), 03/02/2028	428,335	428,691

		2,014,147

Electronic Equipment, Instruments & Components - 0.1%
Ingram Micro, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 4.00% (A), 06/30/2028	295,792	296,320
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 4.13% (A), 08/20/2025	690,052	675,292

		971,612

Energy Equipment & Services - 0.0% (K)
Apergy Corp.
1st Lien Term Loan,
1-Month LIBOR + 2.50%, 2.63% (A), 05/09/2025	163,081	161,858
Term Loan,
1-Month LIBOR + 5.00%, 6.00% (A), 06/03/2027	359,701	364,946

		526,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Food Products - 0.1%
Nomad Foods Europe Midco Ltd. Term Loan B4, 3-Month LIBOR + 2.25%, 2.37% (A), 05/15/2024	$ 863,900	$ 857,636

Health Care Equipment & Supplies - 0.1%
Medline Industries, Inc. Term Loan B, TBD, 10/23/2028 (J) (M)	282,397	282,681
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.00%, 3.08% (A), 06/30/2025	691,365	690,885

		973,566

Health Care Providers & Services - 0.4%
Aveanna Healthcare LLC
Delayed Draw Term Loan,
TBD, 07/17/2028 (J) (M)	77,397	77,236
Term Loan B,
1-Month LIBOR + 3.75%, 4.25% (A), 07/17/2028 (J)	332,808	332,115
Cano Health LLC Term Loan, 3-Month LIBOR + 4.75%, 5.25% (A), 11/19/2027	271,198	270,859
CHG Healthcare Services, Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 09/29/2028 (J)	368,539	368,539
Electron BidCo Inc. Term Loan, TBD, 11/01/2028 (J) (M)	106,031	105,899
Gainwell Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.00%, 4.75% (A), 10/01/2027	251,365	251,915
ICON Luxembourg SARL Term Loan, 3-Month LIBOR + 2.50%, 3.00% (A), 07/03/2028	270,204	270,204
MedRisk, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 05/10/2028	402,595	402,679
Option Care Health, Inc. Term Loan B, TBD, 10/27/2028 (J) (M)	307,079	306,695
Quantum Health, Inc. Term Loan, 3-Month LIBOR + 4.50%, 5.25% (A), 12/22/2027	603,159	603,913
Radnet Management, Inc. Term Loan, 3-Month LIBOR + 3.00%, Prime Rate + 2.00%, 3.75% - 5.25% (A), 04/21/2028	351,767	350,951

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.84% (A), 11/16/2025	$ 821,898	$ 819,535
Upstream Rehabilition, Inc. Term Loan, 1-Month LIBOR + 4.25%, 4.34% (A), 11/20/2026	726,759	725,669

		4,886,209

Health Care Technology - 0.1%
Change Healthcare Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3-Month LIBOR + 2.50%, 3.50% (A), 03/01/2024	735,734	734,814
Navicure, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 4.09% (A), 10/22/2026	671,849	672,269

		1,407,083

Hotels, Restaurants & Leisure - 1.1%
Carnival Corp. Term Loan B, 1-Month LIBOR + 3.00%, 3.75% (A), 06/30/2025	468,010	466,840
Carnival Corporation Term Loan B, 6-Month LIBOR + 3.25%, 4.00% (A), 10/18/2028	203,989	203,734
Connect Finco SARL Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (A), 12/11/2026	636,310	636,211
Everi Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.00% (A), 08/03/2028	419,011	418,138
Fogo De Chao, Inc. Term Loan, 3-Month LIBOR + 4.25%, 5.25% (A), 04/07/2025	584,000	575,970
Golden Nugget, Inc.
Term Loan,
3-Month LIBOR + 12.00%, 13.00% (A), 10/04/2023	5,575	6,007
Term Loan B,
2-Month LIBOR + 2.50%, 3-Month LIBOR + 2.50%, 3.25% (A), 10/04/2023	959,133	953,804
Herschend Entertainment Co. LLC Term Loan, 1-Month LIBOR + 3.75%, 4.25% (A), 08/27/2028	179,305	179,753
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month LIBOR + 3.00%, 3.50% (A), 08/02/2028	589,158	590,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Hornblower Sub LLC Repriced Term Loan B, 3-Month LIBOR + 4.75%, 5.75% (A), 04/27/2025	$ 994,684	$ 1,043,175
IRB Holding Corp.
Term Loan,
3-Month LIBOR + 3.25%, 4.25% (A), 12/15/2027	126,866	126,839
Term Loan B,
3-Month LIBOR + 2.75%, 6-Month LIBOR + 2.75%, 3.75% (A), 02/05/2025	896,977	894,511
Motion Finco SARL
Delayed Draw Term Loan B2,
3-Month LIBOR + 3.25%, 3.38% (A), 11/12/2026	46,246	44,951
Term Loan B1,
3-Month LIBOR + 3.25%, 3.38% (A), 11/12/2026	351,875	342,022
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.34% (A), 10/20/2025	926,801	899,287
PCI Gaming Authority Term Loan, 1-Month LIBOR + 2.50%, 2.59% (A), 05/29/2026	343,665	342,138
PF Chang’s China Bistro, Inc. Term Loan B, 1-Month LIBOR + 6.25%, 6.34% (A), 03/01/2026	904,741	889,191
Playa Resorts Holding BV Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 04/29/2024	548,533	534,877
Scientific Games International, Inc. Term Loan B5, 1-Month LIBOR + 2.75%, 2.84% (A), 08/14/2024	1,046,672	1,041,962
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3.50% (A), 08/25/2028	799,657	796,992
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.25%, 2.50% (A), 02/08/2027	718,837	711,234
Travelport Finance SARL
Term Loan,
3-Month LIBOR + 1.50%, PIK Rate 7.25%, Cash Rate 0.00%, 0.75% - 7.25% (A), 02/28/2025 (D)	633,805	655,988
3-Month LIBOR + 6.75%, 7.75% (A), 05/29/2026	845,777	740,055
Twin River Worldwide Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 3.75% (A), 08/06/2028	342,857	342,514

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Whatabrands LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (A), 08/03/2028 (J)	$ 462,167	$ 461,747

		13,898,276

Household Durables - 0.1%
C.H.I. Overhead Doors, Inc. Term Loan, 1-Month LIBOR + 3.50%, 4.50% (A), 07/31/2025	601,212	602,527
Lakeshore Intermediate LLC Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 09/29/2028	144,880	144,880
RugsUSA Holdings, Inc. Term Loan B, 3-Month LIBOR + 5.50%, 6.25% (A), 10/20/2028	391,654	388,716

		1,136,123

Household Products - 0.0% (K)
Diamond BV Term Loan B, 3-Month LIBOR + 3.00%, 3.50% (A), 09/29/2028	527,763	526,443

Independent Power & Renewable Electricity Producers - 0.0% (K)
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.25% (A), 12/09/2021	72,613	71,978

Insurance - 0.4%
Alliant Holdings Intermediate LLC
Term Loan B,
1-Month LIBOR + 3.25%, 3.34% (A), 05/09/2025	1,067,689	1,058,832
Term Loan B3,
1-Month LIBOR + 3.75%, 4.25% (A), 11/05/2027	73,366	73,315
Term Loan B4,
TBD, 11/19/2027 (J) (M)	73,366	73,201
AmWINS Group, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 3.00% (A), 02/19/2028	594,558	590,234
Broadstreet Partners, Inc. Term Loan B2, 1-Month LIBOR + 3.25%, 3.75% (A), 09/15/2028	265,366	262,096
Hyperion Insurance Group Ltd. Term Loan B, 1-Month LIBOR + 3.25%, 4.00% (A), 11/12/2027	683,296	680,734
LEB Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (A), 11/02/2027	550,912	551,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (A), 12/31/2025	$ 1,221,279	$ 1,209,066

		4,499,251

Internet & Catalog Retail - 0.0% (K)
CNT Holdings I Corp. 2nd Lien Term Loan, 3-Month LIBOR + 6.75%, 7.50% (A), 11/06/2028	205,369	207,937

IT Services - 0.2%
Allied Universal Holdco LLC Term Loan B, 3-Month LIBOR + 3.75%, 4.25% (A), 05/12/2028	293,008	292,825
Banff Merger Sub, Inc. Term Loan, 3-Month LIBOR + 3.75%, 3.88% (A), 10/02/2025	296,166	294,079
Moneygram International, Inc Term Loan B, 6-Month LIBOR + 4.25%, 5.00% (A), 07/21/2026	335,279	334,021
Peraton Corp. Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 02/01/2028	419,588	419,916
Rackspace Technology Global, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.50% (A), 02/15/2028	855,785	849,581
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.25%, 3.75% (A), 11/02/2026	337,622	338,297

		2,528,719

Leisure Products - 0.0% (K)
K-Mac Holdings Corp. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 07/21/2028 (J)	410,119	408,410

Life Sciences Tools & Services - 0.1%
Parexel International Corp.
1st Lien Term Loan,
TBD, 08/11/2028 (J) (M)	374,315	374,627
Term Loan B,
1-Month LIBOR + 2.75%, 2.84% (A), 09/27/2024	815,688	814,292
PPD, Inc. Term Loan, 1-Month LIBOR + 2.00%, 2.50% (A), 01/13/2028	477,288	476,274

		1,665,193

Machinery - 0.2%
American Trailer World Corp. Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 03/03/2028	419,226	416,920

	Principal	Value

LOAN ASSIGNMENTS (continued)
Machinery (continued)
Engineered Machinery Holdings, Inc. Term Loan, 3-Month LIBOR + 3.75%, 4.50% (A), 05/19/2028	$ 425,239	$ 425,664
Filtration Group Corp. Term Loan, 3-Month LIBOR + 3.50%, 4.00% (A), 10/21/2028	142,060	141,918
Hayward Industries, Inc. Term Loan, 1-Month LIBOR + 2.50%, 3.00% (A), 05/12/2028	361,613	360,451
Madison IAQ LLC Term Loan, 6-Month LIBOR + 3.25%, 3.75% (A), 06/21/2028	206,754	206,352
OEConnection LLC Term Loan B, 1-Month LIBOR + 4.00%, 4.09% (A), 09/25/2026	605,000	603,109
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.50% (A), 03/20/2025	777,991	775,074

		2,929,488

Media - 0.5%
Arches Buyer, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (A), 12/06/2027	457,993	455,766
Cogeco Financing 2 LP Term Loan B, 1-Month LIBOR + 2.50%, 3.00% (A), 09/01/2028	479,616	476,319
CSC Holdings LLC Term Loan B5, 1-Month LIBOR + 2.50%, 2.59% (A), 04/15/2027	690,977	676,466
E.W. Scripps Co. Term Loan B3, 1-Month LIBOR + 3.00%, 3.75% (A), 01/07/2028	367,138	367,215
Gray Television, Inc.
Term Loan C,
1-Month LIBOR + 2.50%, 2.58% (A), 01/02/2026	373,843	371,506
Term Loan D,
TBD, 10/20/2028 (J) (M)	117,009	116,862
NAI Entertainment Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.50% (A), 05/08/2025	450,000	440,438
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 2.58% (A), 09/18/2026	502,433	501,535

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media (continued)
Rentpath, Inc. 2nd Lien Term Loan, 13.25%, 05/03/2028 (E) (N)	$ 604,214	$ 3,021
Terrier Media Buyer, Inc. Term Loan, 1-Month LIBOR + 3.50%, 3.59% (A), 12/17/2026	1,006,655	1,002,377
United Talent Agency LLC Term Loan B, 3-Month LIBOR + 4.00%, 4.75% (A), 07/07/2028	485,027	482,602
Univision Communications, Inc.
1st Lien Term Loan B,
1-Month LIBOR + 3.25%, 4.00% (A), 03/15/2026	834,896	833,722
Term Loan B, TBD, 05/05/2028 (J) (M)	85,473	85,345
UPC Financing Partnership Term Loan AX, 1-Month LIBOR + 3.00%, 3.09% (A), 01/31/2029	314,713	313,227
Ziggo Financing Partnership Term Loan I, 1-Month LIBOR + 2.50%, 2.59% (A), 04/30/2028	559,305	552,926

		6,679,327

Metals & Mining - 0.1%
US Silica Co. Term Loan B, 1-Month LIBOR + 4.00%, 5.00% (A), 05/01/2025	1,151,945	1,130,526
WP CPP Holdings LLC Term Loan, 1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 4.75% (A), 04/30/2025	798,510	779,795

		1,910,321

Mortgage Real Estate Investment Trusts - 0.0% (K)
Apollo Commercial Real Estate Finance, Inc. Term Loan B1, 1-Month LIBOR + 3.50%, 4.00% (A), 03/13/2028	547,379	544,642

Multi-Utilities - 0.0% (K)
Solenis Holdings LLC Term Loan B, TBD, 09/21/2028 (J) (M)	357,540	356,814

Oil, Gas & Consumable Fuels - 0.3%
Buckeye Partners LP Term Loan B, 1-Month LIBOR + 2.25%, 2.33% (A), 11/01/2026	521,095	518,371
Centurion Pipeline Co. LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.34% (A), 09/29/2025	298,465	296,227

	Principal	Value

LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
EG America LLC Term Loan, 3-Month LIBOR + 4.00%, 4.13% (A), 02/07/2025	$ 956,929	$ 952,384
Lucid Energy Group II Borrower LLC 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 4.00% (A), 02/17/2025	606,288	601,109
Medallion Midland Acquisition LLC Term Loan, 3-Month LIBOR + 3.75%, 4.50% (A), 10/18/2028	488,045	488,045
Oryx Midstream Services Permian Basin LLC Term Loan B, 3-Month LIBOR + 3.25%, 3.75% (A), 10/05/2028	431,791	430,082

		3,286,218

Paper & Forest Products - 0.1%
Vertical US Newco, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 4.00% (A), 07/30/2027	749,622	750,827

Personal Products - 0.1%
Coty, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.34% (A), 04/07/2025	709,298	697,392

Pharmaceuticals - 0.1%
Bausch Health Cos., Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 2.84% (A), 11/27/2025	736,260	734,420
1-Month LIBOR + 3.00%, 3.09% (A), 06/02/2025	91,564	91,339
Organon & Co. Term Loan, 3-Month LIBOR + 3.00%, 3.50% (A), 06/02/2028	237,637	238,046

		1,063,805

Professional Services - 0.0% (K)
Prometric Holdings, Inc. 1st Lien Term Loan, TBD, 01/29/2025 (J) (M)	400,000	397,750

Real Estate Management & Development - 0.1%
Brookfield WEC Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 3.25% (A), 08/01/2025	598,492	593,936
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.84% (A), 08/21/2025	583,700	579,201
RE/MAX International, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 3.00% (A), 07/21/2028	62,539	61,992

		1,235,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Road & Rail - 0.1%
Hertz Corp. Term Loan B,
1-Month LIBOR + 3.50%, 4.00% (A), 06/30/2028	$ 296,663	$ 296,895
Term Loan C,
1-Month LIBOR + 3.50%, 4.00% (A), 06/30/2028	56,050	56,093
PODS LLC Term Loan B, 1-Month LIBOR + 3.00%, 3.75% (A), 03/31/2028	335,449	334,910

		687,898

Semiconductors & Semiconductor Equipment - 0.1%
Bright Bidco BV Term Loan B, 6-Month LIBOR + 3.50%, 4.50% (A), 06/30/2024	616,247	455,851
MKS Instruments, Inc. Term Loan, TBD, 10/21/2028 (J) (M)	279,906	279,425

		735,276

Software - 0.9%
Applied Systems, Inc. 1st Lien Term Loan,
3-Month LIBOR + 3.25%, 3.75% (A), 09/19/2024	586,657	585,924
2nd Lien Term Loan,
3-Month LIBOR + 5.50%, 6.25% (A), 09/19/2025	176,265	178,321
Comet Acquisition, Inc. Term Loan, 3-Month LIBOR + 3.25%, 3.38% (A), 10/24/2025	785,238	775,815
Corel Corp. Term Loan, 3-Month LIBOR + 5.00%, 5.12% (A), 07/02/2026	832,790	833,050
CPC Acquisition Corp. 2nd Lien Term Loan,
3-Month LIBOR + 7.75%, 8.50% (A), 12/29/2028	126,316	126,158
Term Loan,
3-Month LIBOR + 3.75%, 4.50% (A), 12/29/2027	359,959	359,059
DCert Buyer, Inc. 2nd Lien Term Loan,
1-Month LIBOR + 7.00%, 7.09% (A), 02/16/2029	151,488	152,435
Term Loan B,
1-Month LIBOR + 4.00%, 4.09% (A), 10/16/2026	967,935	967,935
Epicor Software Corp. 2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 8.75% (A), 07/31/2028	109,907	112,471
Term Loan,
1-Month LIBOR + 3.25%, 4.00% (A), 07/30/2027	853,380	852,491

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Finastra USA, Inc.
1st Lien Term Loan,
6-Month LIBOR + 3.50%, 4.50% (A), 06/13/2024	$ 997,460	$ 991,781
2nd Lien Term Loan,
3-Month LIBOR + 7.25%, 8.25% (A), 06/13/2025	265,000	264,710
GEON Performance Solutions LLC Term Loan, 3-Month LIBOR + 4.75%, 5.50% (A), 08/18/2028	118,974	119,767
Helios Software Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 3.88% (A), 03/11/2028	456,070	454,017
ION Trading Finance Ltd. Term Loan, 3-Month LIBOR + 4.75%, 4.92% (A), 04/01/2028	605,231	606,528
NCR Corp. Term Loan, 3-Month LIBOR + 2.50%, 2.63% (A), 08/28/2026	573,097	561,635
Paysafe Group Holdings II Ltd. Term Loan B1, 3-Month LIBOR + 2.75%, 3.25% (A), 06/28/2028	332,868	329,956
Project Boost Purchaser LLC Term Loan B, 1-Month LIBOR + 3.50%, 3.59% (A), 06/01/2026	1,003,303	997,660
Proofpoint, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 3.75% (A), 08/31/2028	419,136	417,302
RealPage, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.75% (A), 04/24/2028	427,840	426,726
SS&C European Holdings SARL Term Loan B4, 1-Month LIBOR + 1.75%, 1.84% (A), 04/16/2025	73,177	72,387
SS&C Technologies, Inc.
Term Loan B3,
1-Month LIBOR + 1.75%, 1.84% (A), 04/16/2025	96,303	95,263
Term Loan B5,
1-Month LIBOR + 1.75%, 1.84% (A), 04/16/2025	216,441	214,457
Ultimate Software Group, Inc.
2nd Lien Term Loan,
3-Month LIBOR + 6.75%, 7.50% (A), 05/03/2027	144,420	146,827
Term Loan B,
1-Month LIBOR + 3.75%, 3.84% (A), 05/04/2026	392,537	393,126

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
VS Buyer LLC Term Loan B, 1-Month LIBOR + 3.00%, 3.09% (A), 02/28/2027	$ 403,496	$ 401,579

		11,437,380

Specialty Retail - 0.4%
Belron Finance US LLC
Term Loan B,
3-Month LIBOR + 2.75%, 3.25% (A), 04/13/2028	61,924	61,816
Term Loan B3,
3-Month LIBOR + 2.25%, 2.44% (A), 10/30/2026	337,291	335,323
Franchise Group Intermediate Holdco LLC Term Loan B, 3-Month LIBOR + 4.75%, 5.50% (A), 03/10/2026	480,377	482,779
Great Outdoors Group LLC Term Loan B, 3-Month LIBOR + 4.25%, 5.00% (A), 03/06/2028	1,076,437	1,079,801
JP Intermediate B LLC Term Loan, 3-Month LIBOR + 5.50%, 6.50% (A), 11/20/2025	358,185	330,724
Leslie’s Poolmart, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.00% (A), 03/09/2028	400,007	398,284
Rent-A-Center, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (A), 02/17/2028	374,745	375,448
Restoration Hardware, Inc. Term Loan B, TBD, 10/20/2028 (J) (M)	363,659	363,129
RVR Dealership Holdings LLC Term Loan B, 3-Month LIBOR + 4.00%, 4.75% (A), 02/08/2028	505,929	504,664
Storable, Inc. Term Loan B, 6-Month LIBOR + 3.25%, 3.75% (A), 04/17/2028	310,793	309,628
Wand NewCo 3, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.09% (A), 02/05/2026	598,768	588,914

		4,830,510

Technology Hardware, Storage & Peripherals - 0.1%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 2.88% (A), 11/06/2023	818,556	804,231

	Principal	Value

LOAN ASSIGNMENTS (continued)
Textiles, Apparel & Luxury Goods - 0.2%
Birkenstock GmbH & Co. KG Term Loan B, 3-Month LIBOR + 3.75%, 4.25% (A), 04/27/2028	$ 350,802	$ 350,254
Samsonite International SA Term Loan B2, 1-Month LIBOR + 3.00%, 3.75% (A), 04/25/2025	671,233	665,639
Tory Burch LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.00% (A), 04/16/2028	411,758	412,015
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (A), 12/15/2024	715,056	705,225

		2,133,133

Thrifts & Mortgage Finance - 0.0% (K)
Walker & Dunlop, Inc. Term Loan, TBD, 10/13/2028 (J) (M)	112,824	112,683

Trading Companies & Distributors - 0.1%
ASP Unifrax Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 3.88% (A), 12/12/2025	727,268	715,224
Pro Mach Group, Inc.
Delayed Draw Term Loan,
3-Month LIBOR + 4.00%, 0.00% (A), 08/31/2028 (M)	5,385	5,410
Term Loan B,
3-Month LIBOR + 4.00%, 5.00% (A), 08/31/2028	165,862	166,632

		887,266

Transportation Infrastructure - 0.0% (K)
KKR Apple Bidco LLC
2nd Lien Term Loan,
3-Month LIBOR + 5.75%, 6.25% (A), 09/21/2029	32,722	33,158
Term Loan,
1-Month LIBOR + 3.00%, 3.50% (A), 09/22/2028 (J)	197,075	196,706

		229,864

Wireless Telecommunication Services - 0.1%
Altice France SA
Term Loan B12,
3-Month LIBOR + 3.69%, 3.81% (A), 01/31/2026	762,604	754,343
Term Loan B13,
3-Month LIBOR + 4.00%, 4.12% (A), 08/14/2026	351,260	349,504
Eagle Broadband Investments LLC Term Loan, 3-Month LIBOR + 3.00%, 3.75% (A), 11/12/2027	404,604	404,225

		1,508,072

Total Loan Assignments (Cost $117,941,734)		118,539,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 0.5%
U.S. Treasury - 0.5%
U.S. Treasury Bond
1.38%, 08/15/2050	$ 2,340,000	$ 2,037,445
1.75%, 08/15/2041	381,000	366,117
2.38%, 05/15/2051	305,000	334,738
U.S. Treasury Note
0.13%, 12/31/2022	3,000,000	2,996,250
1.38%, 10/31/2028 (J)	142,000	141,268

Total U.S. Government Obligations (Cost $5,895,390)		5,875,818

	Shares	Value
COMMON STOCKS - 0.0% (K)
Energy Equipment & Services - 0.0% (K)
Hi-Crush, Inc. (E) (F) (G)	8,965	2,152

Machinery - 0.0% (K)
Ameriforge Group, Inc. (E) (F) (G)	2,679	128,592

Total Common Stocks (Cost $91,086)		130,744

PREFERRED STOCKS - 0.4%
Banks - 0.1%
Bank of America Corp., Series K, Fixed until 12/15/2066, 6.45% (A) (H)	6,800	180,676
Customers Bancorp, Inc., 5.38%	79,110	2,169,987

		2,350,663

Insurance - 0.1%
American Equity Investment Life Holding Co., Series A, Fixed until 12/01/2024, 5.95% (A) (H)	49,577	1,383,198

	Shares	Value

PREFERRED STOCKS (continued)
Insurance (continued)
Athene Holding Ltd., Series A, Fixed until 06/30/2029, 6.35% (A)	10,512	$ 314,204

		1,697,402

Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP, Series E, Fixed until 05/15/2024, 7.60% (A)	32,811	837,337

Real Estate Management & Development - 0.1%
Brookfield Property Partners LP, Series A-1, 6.50%	28,625	735,662

Total Preferred Stocks (Cost $5,156,908)		5,621,064

SHORT-TERM INVESTMENT COMPANY - 11.2%
Money Market Funds - 11.2%
State Street Institutional U.S. Government Money Market Fund, 0.03% (O)	139,102,901	139,102,901

Total Short-Term Investment Company (Cost $139,102,901)		139,102,901

OTHER INVESTMENT COMPANY - 3.3%
Securities Lending Collateral - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.30% (O)	40,950,233	40,950,233

Total Other Investment Company (Cost $40,950,233)		40,950,233

Total Investments (Cost $1,246,126,233)		1,265,771,922
Net Other Assets (Liabilities) - (1.8)%		(22,658,030)

Net Assets - 100.0%		$1,243,113,892

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(1,088)	12/21/2021	$(144,701,498)	$(142,205,000)	$2,496,498	$—
10-Year U.S. Treasury Ultra Note	(711)	12/21/2021	(104,743,013)	(103,117,219)	1,625,794	—
30-Year U.S. Treasury Bond	(206)	12/21/2021	(33,432,653)	(33,133,813)	298,840	—
German Euro BOBL	(105)	12/08/2021	(16,478,259)	(16,235,787)	242,472	—
German Euro Bund	(112)	12/08/2021	(22,307,254)	(21,766,830)	540,424	—
German Euro BUXL	(19)	12/08/2021	(4,595,065)	(4,590,036)	5,029	—
U.S. Treasury Ultra Bond	(377)	12/21/2021	(73,811,540)	(74,045,156)	—	(233,616)

Total Futures Contracts					$5,209,057	$(233,616)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	11/18/2021	USD	47,018,387	EUR	39,625,000	$1,195,875	$—
JPMS	12/15/2021	USD	34,775,942	EUR	29,400,800	749,838	—
JPMS	12/16/2021	USD	34,432,016	EUR	29,100,000	752,780	—
JPMS	12/16/2021	EUR	2,350,000	USD	2,753,032	—	(33,231)

Total						$2,698,493	$(33,231)

INVESTMENT VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$116,619,522	$—	$116,619,522
Convertible Bond	—	—	636,701	636,701
Corporate Debt Securities	—	748,571,719	—	748,571,719
Foreign Government Obligations	—	89,723,799	—	89,723,799
Loan Assignments	—	118,539,421	—	118,539,421
U.S. Government Obligations	—	5,875,818	—	5,875,818
Common Stocks	—	—	130,744	130,744
Preferred Stocks	5,621,064	—	—	5,621,064
Short-Term Investment Company	139,102,901	—	—	139,102,901
Other Investment Company	40,950,233	—	—	40,950,233

Total Investments	$185,674,198	$1,079,330,279	$767,445	$1,265,771,922

Other Financial Instruments
Futures Contracts (R)	$5,209,057	$—	$—	$5,209,057
Forward Foreign Currency Contracts (R)	—	2,698,493	—	2,698,493

Total Other Financial Instruments	$5,209,057	$2,698,493	$—	$7,907,550

LIABILITIES

Other Financial Instruments
Futures Contracts (R)	$(233,616)	$—	$—	$(233,616)
Forward Foreign Currency Contracts (R)	—	(33,231)	—	(33,231)

Total Other Financial Instruments	$(233,616)	$(33,231)	$—	$(266,847)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $366,080,096, representing 29.4% of the Fund’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $310,510,369, representing 25.0% of the Fund’s net assets.
(D)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities. At October 31, 2021, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Convertible Bond	Hi-Crush, Inc. PIK Rate 10.00%, Cash Rate 8.00%, 04/09/2026	10/08/2020 - 04/15/2021	$437,219	$636,701	0.1%

Loan Assignments	Rentpath, Inc. 2nd Lien Term Loan 13.25%, 05/03/2028	04/06/2021	105,125	3,021	0.0	(K)

Common Stocks	Hi-Crush, Inc.	10/09/2020	0	2,152	0.0	(K)

Common Stocks	Ameriforge Group, Inc.	04/20/2016 - 05/13/2016	91,268	128,592	0.0	(K)

Total			$633,612	$770,466	0.1%

(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the total value of securities is $767,445, representing 0.1% of the Fund’s net assets.
(G)	Securities are Level 3 of the fair value hierarchy.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $41,026,300, collateralized by cash collateral of $40,950,233 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $924,298. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2021; the maturity date disclosed is the ultimate maturity date.
(M)	All or a portion of the security represents unsettled loan commitments at October 31, 2021 where the rate will be determined at time of settlement.
(N)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the value of this security is $3,021, representing less than 0.1% of the Fund’s net assets.
(O)	Rates disclosed reflect the yields at October 31, 2021.
(P)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Fund.
(R)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

BOBL	Bundesobligationen (German Federal Government Securities)
BUXL	Bundesanleihen (German Long-Term Debt)
LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the fiscal year ended October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 cases across the U.S. and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine development news, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The second quarter of 2021 saw U.S. equities rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. In the final month of the fiscal year, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by better COVID-19 trends, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus.

PERFORMANCE

For the year ended October 31, 2021, Transamerica US Growth (Class A) returned 38.69%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 43.21%.

STRATEGY REVIEW

Wellington Management Company LLP implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2021.

During the fiscal year, weak stock selection within information technology and health care was the primary driver of relative underperformance. This was partially offset by stronger selection in communication services, financials, and industrials. Sector allocation, a result of the bottom-up stock selection process, modestly detracted from relative performance. The Fund’s overweight allocations to materials and industrials detracted from relative performance the most. This was partially offset by an overweight allocation to communication services and an underweight allocation to real estate, which contributed to relative performance.

The Fund’s largest relative detractors during the fiscal year included underweight positions in Tesla, Inc., an electric vehicle manufacturer, and NVIDIA Corp., a graphics-chip maker, and an out of benchmark position in Global Payments, Inc., a business payments company.

The Fund’s largest relative contributors during the period included overweight positions in EPAM Systems, Inc., a digital product design company, and American Express Co., a global payments company, as well as an out of benchmark position in PVH Corp., an apparel company. PVH Corp. was eliminated from the Fund during the period ended October 31, 2021.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2021

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	31.05%	22.71%	16.88%		11/13/2009
Class A (NAV)	38.69%	24.10%	17.55%		11/13/2009
Russell 1000® Growth Index (A)	43.21%	25.49%	19.42%
Class C (POP)	36.64%	23.14%	16.63%		11/13/2009
Class C (NAV)	37.64%	23.14%	16.63%		11/13/2009
Class I (NAV)	39.05%	24.46%	17.95%		11/30/2009
Class I2 (NAV)	39.17%	24.60%	18.10%		11/13/2009
Class R6 (NAV)	N/A	N/A	13.38	%(B)	05/28/2021
Class T (POP)	27.32%	22.34%	16.59%		02/10/2012
Class T (NAV)	39.15%	24.54%	17.66%		02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 8.5% for Class T shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 0.8%
Raytheon Technologies Corp.	208,970	$18,569,074

Air Freight & Logistics - 0.8%
FedEx Corp.	72,864	17,161,658

Automobiles - 2.2%
Tesla, Inc. (A)	43,675	48,653,950

Beverages - 1.7%
Constellation Brands, Inc., Class A	83,496	18,102,768
Monster Beverage Corp. (A)	232,847	19,791,995

		37,894,763

Biotechnology - 2.5%
Exact Sciences Corp. (A) (B)	81,719	7,781,283
Regeneron Pharmaceuticals, Inc. (A)	31,749	20,317,455
Seagen, Inc. (A)	77,581	13,679,858
Vertex Pharmaceuticals, Inc. (A)	80,773	14,937,351

		56,715,947

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	193,860	19,657,404

Capital Markets - 0.6%
S&P Global, Inc.	29,472	13,974,443

Chemicals - 0.8%
PPG Industries, Inc.	108,507	17,422,969

Commercial Services & Supplies - 0.6%
Copart, Inc. (A)	83,132	12,909,568

Consumer Finance - 1.6%
American Express Co.	204,564	35,549,132

Electronic Equipment, Instruments & Components - 0.7%
Cognex Corp.	171,290	15,003,291

Entertainment - 3.4%
Netflix, Inc. (A)	78,812	54,404,712
Walt Disney Co. (A)	122,647	20,735,928

		75,140,640

Equity Real Estate Investment Trusts - 0.9%
American Tower Corp.	74,326	20,957,702

Health Care Equipment & Supplies - 2.5%
Align Technology, Inc. (A)	31,866	19,896,174
Edwards Lifesciences Corp. (A)	169,665	20,329,260
Teleflex, Inc.	42,237	15,076,075

		55,301,509

Health Care Providers & Services - 1.8%
UnitedHealth Group, Inc.	88,377	40,694,957

Hotels, Restaurants & Leisure - 4.3%
Airbnb, Inc., Class A (A)	121,895	20,802,601
Booking Holdings, Inc. (A)	12,590	30,477,620
Chipotle Mexican Grill, Inc. (A)	15,762	28,041,071
Penn National Gaming, Inc. (A) (B)	239,153	17,123,355

		96,444,647

Household Products - 0.9%
Procter & Gamble Co.	137,963	19,727,329

Interactive Media & Services - 8.9%
Alphabet, Inc., Class A (A)	36,995	109,539,235
Meta Platforms, Inc., Class A (A)	268,729	86,952,643

		196,491,878

Internet & Direct Marketing Retail - 6.4%
Amazon.com, Inc. (A)	41,970	141,540,887

	Shares	Value
COMMON STOCKS (continued)
IT Services - 7.8%
EPAM Systems, Inc. (A)	42,284	$ 28,467,280
FleetCor Technologies, Inc. (A)	89,778	22,211,975
Global Payments, Inc.	106,745	15,263,468
GoDaddy, Inc., Class A (A)	210,609	14,567,825
Mastercard, Inc., Class A	129,242	43,363,276
PayPal Holdings, Inc. (A)	142,253	33,086,625
Square, Inc., Class A (A)	62,575	15,925,337

		172,885,786

Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	49,830	31,545,878

Machinery - 1.8%
Deere & Co.	62,481	21,387,871
Nordson Corp.	72,333	18,387,772

		39,775,643

Pharmaceuticals - 1.8%
Eli Lilly & Co.	154,241	39,294,437

Professional Services - 1.6%
Equifax, Inc.	73,369	20,354,762
Leidos Holdings, Inc.	161,841	16,180,863

		36,535,625

Semiconductors & Semiconductor Equipment - 8.6%
Advanced Micro Devices, Inc. (A)	243,252	29,246,188
Entegris, Inc.	154,215	21,710,388
KLA Corp.	66,578	24,817,615
Marvell Technology, Inc.	284,537	19,490,785
Micron Technology, Inc.	164,121	11,340,761
NVIDIA Corp.	105,345	26,933,556
Skyworks Solutions, Inc.	89,395	14,940,586
Teradyne, Inc.	117,602	16,257,301
Texas Instruments, Inc.	139,873	26,223,390

		190,960,570

Software - 19.5%
Adobe, Inc. (A)	88,054	57,266,799
DocuSign, Inc. (A)	44,205	12,301,810
Five9, Inc. (A)	60,804	9,607,640
Microsoft Corp.	625,121	207,302,626
Paycom Software, Inc. (A)	38,056	20,848,980
RingCentral, Inc., Class A (A)	59,251	14,444,209
salesforce.com, Inc. (A)	159,002	47,651,309
ServiceNow, Inc. (A)	44,900	31,329,424
Workday, Inc., Class A (A)	108,302	31,405,414

		432,158,211

Specialty Retail - 1.6%
TJX Cos., Inc.	528,258	34,595,616

Technology Hardware, Storage & Peripherals - 9.3%
Apple, Inc.	1,230,244	184,290,551
NetApp, Inc.	242,529	21,657,840

		205,948,391

Textiles, Apparel & Luxury Goods - 3.9%
Lululemon Athletica, Inc. (A)	66,636	31,053,042
NIKE, Inc., Class B	222,567	37,233,234
VF Corp.	252,477	18,400,524

		86,686,800

Total Common Stocks (Cost $996,271,977)		2,210,198,705

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (C), dated 10/29/2021, to be repurchased at $7,896,905 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $8,054,914.	$7,896,905	$ 7,896,905

Total Repurchase Agreement (Cost $7,896,905)		7,896,905

Total Investments (Cost $1,004,168,882)		2,218,095,610
Net Other Assets (Liabilities) - (0.0)% (D)		(630,649)

Net Assets - 100.0%		$2,217,464,961

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,210,198,705	$—	$—	$2,210,198,705
Repurchase Agreement	—	7,896,905	—	7,896,905

Total Investments	$2,210,198,705	$7,896,905	$—	$2,218,095,610

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,088,535, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,353,819. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2021.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2021

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities
Assets:
Investments, at value (A) (B)	$143,500,174	$1,792,182,429	$6,048,109,999	$415,754,167	$1,312,074,114
Repurchase agreements, at value (C)	—	16,369,045	129,823,355	17,155,906	—
Cash	1,785,911	4,185	—	—	28,530,349
Cash collateral pledged at broker for:
OTC derivatives (E)	—	—	—	410,000	—
Futures contracts	66,020	6,500	—	—	602,085
Foreign currency, at value (D)	—	—	1,103	821,684	1,553,110
Receivables and other assets:
Investments sold	62,031	—	80,000	4,567,459	170,933
When-issued, delayed-delivery, forward and TBA commitments sold	78,343	2,623,493	—	—	—
Net income from securities lending	291	8,215	41,674	2,396	9,383
Shares of beneficial interest sold	17,272	17,210,153	8,813,386	357,305	—
Dividends	51,778	—	—	152	845,732
Interest	252,369	10,888,345	—	5,382,019	—
Tax reclaims	1,872	—	29,276	45,969	66,928
Due from distributor	32,679	—	—	—	—
Variation margin receivable on futures contracts	1,968	3,557	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	350,630	—
Total assets	145,850,708	1,839,295,922	6,186,898,793	444,847,687	1,343,852,634

Liabilities:
Cash collateral received upon return of:
Securities on loan	959,918	16,797,868	47,003,996	13,521,913	8,939,527
Cash collateral at broker for:
TBA commitments	—	84,000	—	—	—
OTC derivatives (E)	—	—	4,490,000	20,000	—
Payables and other liabilities:
Investments purchased	49,854	—	4,944,155	5,274,145	785,121
When-issued, delayed-delivery, forward and TBA commitments purchased	9,658,587	57,630,838	—	3,830,000	—
Dividends and/or distributions	—	481,710	—	—	—
Shares of beneficial interest redeemed	45,439	1,442,738	4,354,620	131,696	14,557
Foreign capital gains tax	—	—	—	55,988	857,740
Due to custodian	—	—	80,000	2,206,539	—
Investment management fees	53,928	587,289	3,245,098	227,419	874,552
Distribution and service fees	32,039	91,593	741,653	5,988	—
Transfer agent fees	535	134,240	448,226	26,896	9,174
Trustees, CCO and deferred compensation fees	1,114	12,939	35,779	4,896	979
Audit and tax fees	29,132	38,693	45,001	36,113	28,539
Custody fees	3,100	37,574	81,970	31,482	113,923
Legal fees	1,017	14,599	40,897	3,444	7,644
Printing and shareholder reports fees	515	29,455	93,321	8,196	1,702
Registration fees	178	2,346	7,862	572	1,306
Other accrued expenses	6,571	21,001	57,318	6,257	12,259
Variation margin payable on futures contracts	—	—	—	—	135,760
Unrealized depreciation on forward foreign currency contracts	—	—	—	109,676	—
Total liabilities	10,841,927	77,406,883	65,669,896	25,501,220	11,782,783
Net assets	$135,008,781	$1,761,889,039	$6,121,228,897	$419,346,467	$1,332,069,851

Net assets consist of:
Paid-in capital	$89,526,180	$1,715,402,265	$3,028,896,625	$512,768,135	$1,135,622,395
Total distributable earnings (accumulated losses)	45,482,601	46,486,774	3,092,332,272	(93,421,668)	196,447,456
Net assets	$135,008,781	$1,761,889,039	$6,121,228,897	$419,346,467	$1,332,069,851

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities
Net assets by class:
Class A	$—	$142,957,892	$1,213,394,114	$11,113,582	$—
Class C	—	71,237,055	594,591,697	4,203,488	—
Class I	—	1,144,559,974	3,792,556,336	251,616,736	8,503,170
Class I2	—	376,686,214	473,580,449	140,017,836	1,323,557,284
Class I3	58,098,088	—	—	—	—
Class R	76,910,693	—	—	—	—
Class R6	—	26,447,904	47,106,301	12,394,825	9,397
Shares outstanding (unlimited shares, no par value):
Class A	—	14,993,879	19,994,360	1,050,982	—
Class C	—	7,521,909	13,313,861	399,875	—
Class I	—	119,812,274	58,478,057	23,669,649	720,235
Class I2	—	39,404,960	18,497,367	13,171,111	111,973,268
Class I3	4,189,257	—	—	—	—
Class R	5,546,340	—	—	—	—
Class R6	—	2,769,397	1,840,045	1,166,498	795
Net asset value per share: (F)
Class A	$—	$9.53	$60.69	$10.57	$—
Class C	—	9.47	44.66	10.51	—
Class I	—	9.55	64.85	10.63	11.81
Class I2	—	9.56	25.60	10.63	11.82
Class I3	13.87	—	—	—	—
Class R	13.87	—	—	—	—
Class R6	—	9.55	25.60	10.63	11.82
Maximum offering price per share: (G)
Class A	$—	$10.01	$64.22	$11.10	$—

(A) Investments, at cost	$108,492,790	$1,753,414,231	$3,910,573,850	$425,204,356	$1,232,707,729
(B) Securities on loan, at value	$2,226,841	$58,245,867	$295,481,210	$15,839,984	$34,561,067
(C) Repurchase agreements, at cost	$—	$16,369,045	$129,823,355	$17,155,906	$—
(D) Foreign currency, at cost	$—	$—	$1,134	$826,823	$1,665,490

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)

Net asset value per share for Class C, I, I2, I3, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond
Assets:
Investments, at value (A) (B)	$217,745,940	$281,140,708	$103,036,941	$334,599,709	$167,311,175
Repurchase agreements, at value (C)	7,516,186	22,075,738	211,553	248,270,362	—
Cash	120,119	362,749	—	—	2,056,194
Foreign currency, at value (D)	2,351	—	382,275	—	—
Receivables and other assets:
Investments sold	287,600	—	—	4,000,000	8,462
When-issued, delayed-delivery, forward and TBA commitments sold	—	5,670,455	—	—	—
Net income from securities lending	5,429	3	1,236	—	269
Shares of beneficial interest sold	528,508	335,985	20,574	4,437,477	85,487
Dividends	527,799	—	118,039	—	—
Interest	—	1,027,572	—	49,475	643,355
Tax reclaims	—	—	70,844	—	1,874
Due from investment manager	—	—	—	273,051	—
Due from distributor	—	—	—	105,522	—
Total assets	226,733,932	310,613,210	103,841,462	591,735,596	170,106,816

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,071,088	—	3,449,322	—	902,623
Payables and other liabilities:
Investments purchased	593,600	738,661	51,332	10,042,944	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	23,294,213	—	—	—
Dividends and/or distributions	—	1,644	—	374	—
Shares of beneficial interest redeemed	51,112	118,894	17,733	3,084,769	13,055
Investment management fees	196,843	134,618	85,244	208,762	56,399
Distribution and service fees	10,346	14,985	15,294	261,986	13,037
Transfer agent fees	8,117	12,571	12,535	29,261	996
Trustees, CCO and deferred compensation fees	2,193	2,486	985	7,855	1,731
Audit and tax fees	28,995	35,215	17,606	21,281	30,125
Custody fees	5,839	19,191	8,085	30,940	4,726
Legal fees	1,516	1,055	769	27,141	1,391
Printing and shareholder reports fees	2,241	2,858	2,411	3,147	661
Registration fees	239	314	135	792	235
Other accrued expenses	3,798	5,180	9,376	20,805	3,555
Unrealized depreciation on unfunded commitments	—	1,210	—	—	—
Total liabilities	7,975,927	24,383,095	3,670,827	13,740,057	1,028,534
Net assets	$218,758,005	$286,230,115	$100,170,635	$577,995,539	$169,078,282

Net assets consist of:
Paid-in capital	$371,815,213	$313,452,445	$64,493,357	$577,995,913	$176,475,918
Total distributable earnings (accumulated losses)	(153,057,208)	(27,222,330)	35,677,278	(374)	(7,397,636)
Net assets	$218,758,005	$286,230,115	$100,170,635	$577,995,539	$169,078,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond
Net assets by class:
Class A	$20,495,179	$13,804,932	$60,782,761	$258,675,015	$—
Class C	7,312,870	14,221,993	2,890,261	9,593,062	—
Class I	36,097,700	112,016,521	35,404,630	24,619,777	—
Class I2	154,852,256	146,186,669	—	3,836,738	—
Class I3	—	—	—	83,914,137	119,388,608
Class R	—	—	—	—	12,312,434
Class R2	—	—	—	124,773,947	—
Class R4	—	—	—	72,582,863	37,377,240
Class R6	—	—	1,092,983	—	—
Shares outstanding (unlimited shares, no par value):
Class A	2,995,247	1,452,872	3,538,736	258,684,970	—
Class C	1,071,085	1,496,232	174,264	9,589,895	—
Class I	5,277,501	11,847,997	2,053,961	24,621,282	—
Class I2	22,627,852	15,388,449	—	3,836,361	—
Class I3	—	—	—	83,927,965	12,089,195
Class R	—	—	—	—	1,243,420
Class R2	—	—	—	124,768,630	—
Class R4	—	—	—	72,584,790	3,785,425
Class R6	—	—	63,304	—	—
Net asset value per share: (E)
Class A	$6.84	$9.50	$17.18	$1.00	$—
Class C	6.83	9.51	16.59	1.00	—
Class I	6.84	9.45	17.24	1.00	—
Class I2	6.84	9.50	—	1.00	—
Class I3	—	—	—	1.00	9.88
Class R	—	—	—	—	9.90
Class R2	—	—	—	1.00	—
Class R4	—	—	—	1.00	9.87
Class R6	—	—	17.27	—	—
Maximum offering price per share: (F)
Class A	$7.24	$9.97	$18.18	$1.00	$—
Class R2	$—	$—	$—	$1.00	$—

(A) Investments, at cost	$177,769,975	$281,896,091	$75,194,477	$334,599,709	$166,861,589
(B) Securities on loan, at value	$25,671,637	$—	$4,082,875	$—	$2,498,517
(C) Repurchase agreements, at cost	$7,516,186	$22,075,738	$211,553	$248,270,362	$—
(D) Foreign currency, at cost	$2,347	$—	$383,861	$—	$—

(E)

Net asset value per share for Class C, I, I2, I3, R, R2, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities
Assets:
Investments, at value (A) (B)	$2,239,887,257	$21,482,967	$162,068,394	$142,473,784	$110,829,721
Repurchase agreements, at value (C)	54,116,818	—	14,036,719	—	—
Cash	—	983,923	—	110,000	—
Foreign currency, at value (D)	—	—	—	17	—
Receivables and other assets:
Investments sold	1,747,096	15,461	—	859	1,132,349
When-issued, delayed-delivery, forward and TBA commitments sold	2,302,625	—	—	—	—
Net income from securities lending	51,470	147	76	1,762	762
Shares of beneficial interest sold	2,473,041	—	610,093	469,433	5,354
Interest	28,382,071	258,560	2,159,051	447,529	271,157
Tax reclaims	—	910	—	—	—
Due from distributor	1,865	—	5,234	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	294,619	96,076
Total assets	2,328,962,243	22,741,968	178,879,567	143,798,003	112,335,419

Liabilities:
Foreign currency overdraft, at value (D)	—	—	—	—	1,043,483
Cash collateral received upon return of:
Securities on loan	60,965,055	729,145	482,400	4,084,140	1,266,483
Payables and other liabilities:
Investments purchased	—	705,786	—	4,263,200	—
When-issued, delayed-delivery, forward and TBA commitments purchased	17,556,373	48,000	4,903,360	—	—
Dividends and/or distributions	26,294	—	1,461	—	—
Shares of beneficial interest redeemed	1,216,665	—	681,088	57,190	7,154
Investment management fees	1,021,466	3,988	82,747	53,991	40,254
Distribution and service fees	55,125	—	17,350	1,021	4,353
Transfer agent fees	93,934	227	13,302	1,996	637
Trustees, CCO and deferred compensation fees	16,384	18	1,280	929	1,043
Audit and tax fees	41,646	29,893	35,574	31,934	31,239
Custody fees	46,422	4,221	7,922	5,068	3,376
Legal fees	19,910	163	898	821	888
Printing and shareholder reports fees	12,035	260	1,650	587	479
Registration fees	2,965	18	196	105	145
Other accrued expenses	29,016	1,965	2,867	2,831	2,914
Unrealized depreciation on forward foreign currency contracts	—	—	—	178,562	128,508
Total liabilities	81,103,290	1,523,684	6,232,095	8,682,375	2,530,956
Net assets	$2,247,858,953	$21,218,284	$172,647,472	$135,115,628	$109,804,463

Net assets consist of:
Paid-in capital	$2,210,110,931	$21,032,043	$167,574,901	$127,036,797	$103,701,588
Total distributable earnings (accumulated losses)	37,748,022	186,241	5,072,571	8,078,831	6,102,875
Net assets	$2,247,858,953	$21,218,284	$172,647,472	$135,115,628	$109,804,463

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities
Net assets by class:
Class A	$85,642,740	$—	$29,316,459	$1,429,964	$—
Class C	14,407,147	—	13,390,183	934,467	—
Class I	841,173,230	1,129,564	129,928,367	14,310,234	—
Class I2	931,699,456	20,088,720	12,463	118,368,770	—
Class I3	222,759,535	—	—	—	98,870,525
Class R	24,422,530	—	—	—	9,786,809
Class R4	66,337,366	—	—	—	1,147,129
Class R6	61,416,949	—	—	72,193	—
Shares outstanding (unlimited shares, no par value):
Class A	9,377,933	—	2,370,963	128,935	—
Class C	1,583,644	—	1,081,661	86,596	—
Class I	91,292,694	111,912	10,509,824	1,280,298	—
Class I2	100,907,778	1,990,198	1,007	10,561,109	—
Class I3	24,133,588	—	—	—	8,882,578
Class R	2,645,748	—	—	—	878,935
Class R4	7,192,343	—	—	—	102,881
Class R6	6,653,010	—	—	6,441	—
Net asset value per share: (E)
Class A	$9.13	$—	$12.36	$11.09	$—
Class C	9.10	—	12.38	10.79	—
Class I	9.21	10.09	12.36	11.18	—
Class I2	9.23	10.09	12.38	11.21	—
Class I3	9.23	—	—	—	11.13
Class R	9.23	—	—	—	11.13
Class R4	9.22	—	—	—	11.15
Class R6	9.23	—	—	11.21	—
Maximum offering price per share: (F)
Class A	$9.59	$—	$12.78	$11.64	$—

(A) Investments, at cost	$2,185,203,395	$21,276,278	$157,277,818	$135,223,968	$100,545,589
(B) Securities on loan, at value	$69,317,404	$1,127,103	$472,608	$4,786,754	$1,759,069
(C) Repurchase agreements, at cost	$54,116,818	$—	$14,036,719	$—	$—
(D) Foreign currency, at cost	$—	$—	$—	$17	$(1,042,520)

(E)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value
Assets:
Investments, at value (A) (B)	$1,980,343,525	$2,651,848,338	$5,368,724,028	$1,486,248,997	$836,619,956
Repurchase agreements, at value (C)	21,716,098	54,628,974	118,459,932	22,322,391	9,128,831
Cash	891,839	—	—	—	—
Cash collateral pledged at broker for:
TBA commitments	689,007	—	—	—	—
Futures contracts	19,380	—	—	—	—
Foreign currency, at value (D)	—	—	594,796	21,385,721	133,554
Receivables and other assets:
Investments sold	2,604,168	10,235,907	5,750,363	4,865,830	—
When-issued, delayed-delivery, forward and TBA commitments sold	2,516,023	—	—	—	—
Net income from securities lending	5,457	—	19,601	15,992	7,452
Shares of beneficial interest sold	188,524	7,071,151	6,076,356	1,323	300,698
Dividends	—	—	10,955,340	3,963,082	2,152,081
Interest	8,724,636	31,326,008	—	—	—
Tax reclaims	—	—	17,487,306	2,596,678	1,462,941
Due from investment manager	—	52,412	—	—	—
Variation margin receivable on futures contracts	317	—	—	—	—
Total assets	2,017,698,974	2,755,162,790	5,528,067,722	1,541,400,014	849,805,513

Liabilities:
Cash collateral received upon return of:
Securities on loan	14,791,654	—	61,530,148	67,029,853	10,181,509
Payables and other liabilities:
Investments purchased	3,387,509	—	1,417,145	4,985,708	388,496
When-issued, delayed-delivery, forward and TBA commitments purchased	314,329,126	15,737,810	—	—	—
Dividends and/or distributions	—	559,014	—	—	—
Shares of beneficial interest redeemed	1,886	5,283,994	102,476,359	15,047	243,200
Investment management fees	547,715	847,086	3,212,643	922,722	656,759
Distribution and service fees	45,624	173,559	67,185	109	—
Transfer agent fees	10,604	215,843	314,515	9,420	33,107
Trustees, CCO and deferred compensation fees	15,836	17,496	41,825	12,394	6,332
Audit and tax fees	39,080	45,654	46,200	27,370	24,326
Custody fees	35,310	62,492	173,134	63,854	32,999
Legal fees	14,431	19,303	39,533	13,520	5,041
Printing and shareholder reports fees	4,977	23,968	65,984	3,699	4,127
Registration fees	2,353	3,483	6,927	2,352	946
Affiliated fund fees	—	6,524	—	—	—
Other accrued expenses	20,384	26,895	53,887	19,861	8,287
Total liabilities	333,246,489	23,023,121	169,445,485	73,105,909	11,585,129
Net assets	$1,684,452,485	$2,732,139,669	$5,358,622,237	$1,468,294,105	$838,220,384

Net assets consist of:
Paid-in capital	$1,624,130,114	$2,648,690,570	$4,315,216,988	$1,005,978,271	$645,152,127
Total distributable earnings (accumulated losses)	60,322,371	83,449,099	1,043,405,249	462,315,834	193,068,257
Net assets	$1,684,452,485	$2,732,139,669	$5,358,622,237	$1,468,294,105	$838,220,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value
Net assets by class:
Class A	$—	$284,609,434	$111,299,335	$530,081	$—
Class C	—	131,738,169	30,910,786	—	—
Class I	—	2,315,780,462	2,994,603,409	28,476	348,810,111
Class I2	1,131,282,695	11,604	1,548,574,333	1,467,721,472	489,410,273
Class I3	369,100,093	—	166,595,766	—	—
Class R	31,469,293	—	31,246,069	—	—
Class R4	152,590,311	—	23,705,963	—	—
Class R6	10,093	—	451,686,576	14,076	—
Shares outstanding (unlimited shares, no par value):
Class A	—	23,745,458	5,210,445	52,631	—
Class C	—	11,012,207	1,472,286	—	—
Class I	—	192,519,259	138,509,379	2,814	21,400,445
Class I2	109,381,362	964	71,516,460	145,457,959	29,957,782
Class I3	35,622,193	—	7,639,356	—	—
Class R	3,033,255	—	1,433,414	—	—
Class R4	14,722,069	—	1,089,037	—	—
Class R6	974	—	20,648,381	1,389	—
Net asset value per share: (E)
Class A	$—	$11.99	$21.36	$10.07	$—
Class C	—	11.96	21.00	—	—
Class I	—	12.03	21.62	10.12	16.30
Class I2	10.34	12.04	21.65	10.09	16.34
Class I3	10.36	—	21.81	—	—
Class R	10.37	—	21.80	—	—
Class R4	10.36	—	21.77	—	—
Class R6	10.36	—	21.88	10.13	—
Maximum offering price per share: (F)
Class A	$—	$12.39	$22.60	$10.66	$—

(A) Investments, at cost	$1,942,766,033	$2,578,157,283	$4,295,521,954	$1,102,174,048	$651,777,042
(B) Securities on loan, at value	$75,710,535	$—	$133,783,962	$119,957,622	$16,215,949
(C) Repurchase agreements, at cost	$21,716,098	$54,628,974	$118,459,932	$22,322,391	$9,128,831
(D) Foreign currency, at cost	$—	$—	$593,754	$21,393,761	$133,939

(E)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities
Assets:
Investments, at value (A) (B)	$134,105,476	$2,489,562,355	$204,796,057	$1,239,214,066	$392,023,287
Repurchase agreements, at value (C)	—	36,999,830	—	—	—
Cash	4,351,533	—	420,075	13,222,197	903,004
Foreign currency, at value (D)	38	—	—	575	—
Receivables and other assets:
Investments sold	—	6,889,674	13,214,996	—	35,604,292
Net income from securities lending	31,268	—	32	8,258	17
Shares of beneficial interest sold	—	511,322	23,482	94,874	15,270
Dividends	537,815	2,748,800	170,439	141,375	617,173
Tax reclaims	195,650	—	—	11,245	—
Total assets	139,221,780	2,536,711,981	218,625,081	1,252,692,590	429,163,043

Liabilities:
Cash collateral received upon return of:
Securities on loan	615,322	—	—	14,382,870	—
Cash collateral at broker for:
OTC derivatives (E)	—	—	—	537,000	—
Payables and other liabilities:
Investments purchased	—	—	13,099,951	507,820	35,523,296
Shares of beneficial interest redeemed	4,692	4,701,520	15	8,977	125,718
Investment management fees	81,492	1,226,882	76,438	660,787	151,930
Distribution and service fees	164	32,464	28,071	95,850	31,367
Transfer agent fees	950	33,337	1,018	6,864	2,179
Trustees, CCO and deferred compensation fees	173	19,111	1,876	8,972	3,825
Audit and tax fees	19,944	27,672	20,680	25,119	20,245
Custody fees	13,268	35,541	4,817	23,817	7,372
Legal fees	1,005	17,190	1,508	8,961	2,934
Printing and shareholder reports fees	489	7,945	793	2,741	1,285
Registration fees	180	3,426	270	1,613	511
Other accrued expenses	3,115	22,715	3,702	17,099	5,545
Total liabilities	740,794	6,127,803	13,239,139	16,288,490	35,876,207
Net assets	$138,480,986	$2,530,584,178	$205,385,942	$1,236,404,100	$393,286,836

Net assets consist of:
Paid-in capital	$107,796,341	$1,944,411,490	$116,838,080	$472,071,907	$290,853,432
Total distributable earnings (accumulated losses)	30,684,645	586,172,688	88,547,862	764,332,193	102,433,404
Net assets	$138,480,986	$2,530,584,178	$205,385,942	$1,236,404,100	$393,286,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth		Transamerica Large Value Opportunities
Net assets by class:
Class A	$780,009	$82,859,463	$—	$—		$—
Class C	—	19,203,199	—	—		—
Class I	607,638	108,943,445	—	—		—
Class I2	136,492,336	2,294,600,740	—	—		—
Class I3	—	—	136,168,758	971,642,246		313,063,009
Class R	—	—	66,417,526	200,389,875		70,158,848
Class R4	—	—	2,799,658	64,360,509		10,064,979
Class R6	601,003	24,977,331	—	11,470		—
Shares outstanding (unlimited shares, no par value):
Class A	66,253	5,890,234	—	—		—
Class C	—	1,376,193	—	—		—
Class I	51,382	7,678,721	—	—		—
Class I2	11,536,678	162,055,661	—	—		—
Class I3	—	—	9,953,821	47,265,699		27,242,666
Class R	—	—	4,853,442	9,955,108		6,100,076
Class R4	—	—	204,615	3,155,216		874,776
Class R6	50,804	1,763,838	—	558		—
Net asset value per share: (F)
Class A	$11.77	$14.07	$—	$—		$—
Class C	—	13.95	—	—		—
Class I	11.83	14.19	—	—		—
Class I2	11.83	14.16	—	—		—
Class I3	—	—	13.68	20.56		11.49
Class R	—	—	13.68	20.13		11.50
Class R4	—	—	13.68	20.40		11.51
Class R6	11.83	14.16	—	20.55	(G)	—
Maximum offering price per share: (H)
Class A	$12.46	$14.89	$—	$—		$—

(A) Investments, at cost	$114,897,110	$1,932,995,863	$145,076,682	$704,456,416		$343,180,903
(B) Securities on loan, at value	$585,636	$—	$16,325	$42,594,318		$—
(C) Repurchase agreements, at cost	$—	$36,999,830	$—	$—		$—
(D) Foreign currency, at cost	$38	$—	$—	$590		$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(H)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Assets:
Investments, at value (A) (B)	$377,905,039	$1,325,356,312	$577,013,042	$1,475,360,214	$3,729,970,733
Repurchase agreements, at value (C)	7,144,966	97,819,309	2,075,660	17,355,827	66,357,079
Cash	—	—	—	1,110	—
Cash collateral pledged at broker for:
TBA commitments	—	—	—	69,000	—
Futures contracts	—	—	—	649,580	587,742
Receivables and other assets:
Investments sold	2,464,854	7,537,096	1,000,395	1,477,024	20,943,641
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	—	798,499	—
Net income from securities lending	1,280	310	8,142	2,225	2,319
Shares of beneficial interest sold	28,973	2,599,869	1,949,444	3,251,356	11,932,687
Dividends	—	614,975	457,802	536,418	—
Interest	—	—	3,267,296	2,579,620	20,398,894
Tax reclaims	—	—	5,167	—	—
Variation margin receivable on futures contracts	—	—	—	20,143	—
Total assets	387,545,112	1,433,927,871	585,776,948	1,502,101,016	3,850,193,095
Liabilities:
Cash collateral received upon return of:
Securities on loan	—	2,387,018	13,796,676	3,386,493	24,864,865
Payables and other liabilities:
Investments purchased	1,657,773	14,521,081	2,033,369	1,314,510	18,789,375
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	—	100,915,257	24,288,334
Dividends and/or distributions	—	—	—	—	449,995
Shares of beneficial interest redeemed	4,460	342,264	366,042	569,987	50,519,635
Investment management fees	221,373	842,147	277,098	681,688	1,175,883
Distribution and service fees	15,440	70,811	100,614	347,822	307,153
Transfer agent fees	4,783	67,149	47,379	89,813	261,786
Trustees, CCO and deferred compensation fees	2,678	12,053	5,463	9,939	26,043
Audit and tax fees	26,195	32,089	35,782	33,740	44,947
Custody fees	12,141	27,217	10,625	32,684	57,017
Legal fees	3,692	12,369	2,923	9,805	26,826
Printing and shareholder reports fees	1,461	17,830	8,669	14,421	48,062
Registration fees	396	1,649	647	1,785	4,758
Other accrued expenses	7,293	18,573	7,838	17,966	37,320
Variation margin payable on futures contracts	—	—	—	—	91,673
Total liabilities	1,957,685	18,352,250	16,693,125	107,425,910	120,993,672
Net assets	$385,587,427	$1,415,575,621	$569,083,823	$1,394,675,106	$3,729,199,423

Net assets consist of:
Paid-in capital	$216,057,782	$826,410,635	$627,508,574	$885,941,308	$3,743,995,318
Total distributable earnings (accumulated losses)	169,529,645	589,164,986	(58,424,751)	508,733,798	(14,795,895)
Net assets	$385,587,427	$1,415,575,621	$569,083,823	$1,394,675,106	$3,729,199,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Net assets by class:
Class A	$16,739,635	$27,612,612	$134,309,891	$725,935,847	$817,202,586
Class C	1,659,126	17,471,149	87,103,519	236,477,220	157,463,635
Class I	2,417,114	656,367,905	347,653,517	401,468,349	2,398,836,629
Class I2	302,015,608	219,524,430	16,896	—	138,031,360
Class I3	36,970,045	128,122,186	—	—	—
Class R	25,582,324	58,856,495	—	—	—
Class R4	192,361	116,919,036	—	—	—
Class R6	11,214	190,701,808	—	30,793,690	217,665,213
Shares outstanding (unlimited shares, no par value):
Class A	1,105,324	1,875,488	9,432,364	20,140,929	79,111,582
Class C	118,462	1,209,200	6,146,076	6,708,042	15,271,366
Class I	156,559	44,335,177	24,396,195	11,077,159	236,230,281
Class I2	19,390,393	14,807,613	1,244	—	13,608,614
Class I3	2,376,696	8,601,940	—	—	—
Class R	1,672,943	3,960,182	—	—	—
Class R4	12,388	7,835,966	—	—	—
Class R6	721	12,766,825	—	849,570	21,437,025
Net asset value per share: (D)
Class A	$15.14	$14.72	$14.24	$36.04	$10.33
Class C	14.01	14.45	14.17	35.25	10.31
Class I	15.44	14.80	14.25	36.24	10.15
Class I2	15.58	14.83	13.58	—	10.14
Class I3	15.56	14.89	—	—	—
Class R	15.29	14.86	—	—	—
Class R4	15.53	14.92	—	—	—
Class R6	15.55	14.94	—	36.25	10.15
Maximum offering price per share: (E)
Class A	$16.02	$15.58	$15.07	$38.14	$10.59

(A) Investments, at cost	$310,402,514	$1,048,505,057	$500,836,229	$1,045,630,823	$3,717,432,397
(B) Securities on loan, at value	$4,967,727	$2,337,088	$19,148,682	$33,797,384	$24,340,885
(C) Repurchase agreements, at cost	$7,144,966	$97,819,309	$2,075,660	$17,355,827	$66,357,079

(D)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(E)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income
Assets:
Investments, at value (A) (B)	$270,287,130	$703,873,904	$870,024,179	$27,466,612	$338,782,740
Repurchase agreements, at value (C)	7,488,995	11,288,180	34,783,065	—	2,841,160
Cash	—	—	—	989,087	—
Receivables and other assets:
Investments sold	277,976	—	1,923,841	—	2,781,017
Net income from securities lending	1,429	2,875	721	128	28
Shares of beneficial interest sold	230,394	204,146	898,143	—	479
Dividends	5,982	128,374	318,799	—	319,591
Interest	—	—	—	126,082	—
Tax reclaims	—	—	—	1,578	18,967
Due from investment manager	—	—	—	1,118	—
Total assets	278,291,906	715,497,479	907,948,748	28,584,605	344,743,982

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,430,157	—	2,267,625	165,365	98,700
Payables and other liabilities:
Investments purchased	372,540	—	3,278,389	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	—	3,726,168	—
Shares of beneficial interest redeemed	69,611	103,504	454,591	—	65,746
Investment management fees	200,368	472,634	591,602	—	188,860
Distribution and service fees	17,248	6,893	125,997	—	18,738
Transfer agent fees	8,414	7,189	90,953	238	4,757
Trustees, CCO and deferred compensation fees	2,093	5,946	6,632	22	4,073
Audit and tax fees	20,504	24,601	20,754	39,775	21,020
Custody fees	7,348	18,855	18,235	3,260	5,169
Legal fees	1,833	7,042	6,240	195	3,572
Printing and shareholder reports fees	3,628	2,138	16,005	265	1,390
Registration fees	306	1,226	1,147	22	406
Other accrued expenses	4,250	13,181	13,454	2,002	6,882
Total liabilities	2,138,300	663,209	6,891,624	3,937,312	419,313
Net assets	$276,153,606	$714,834,270	$901,057,124	$24,647,293	$344,324,669

Net assets consist of:
Paid-in capital	$151,494,696	$335,940,498	$587,839,284	$25,473,309	$237,550,166
Total distributable earnings (accumulated losses)	124,658,910	378,893,772	313,217,840	(826,016)	106,774,503
Net assets	$276,153,606	$714,834,270	$901,057,124	$24,647,293	$344,324,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income
Net assets by class:
Class A	$24,972,852	$9,239,687	$386,680,674	$—	$81,027,156
Class C	4,304,931	755,898	51,555,939	—	2,271,071
Class I	48,375,525	19,027,305	364,551,634	1,010,311	4,462,585
Class I2	142,111,938	643,658,207	4,725,171	23,636,982	253,200,008
Class I3	34,682,141	31,763,866	—	—	—
Class R	21,335,943	10,124,955	—	—	—
Class R4	249,096	183,911	—	—	—
Class R6	121,180	80,441	93,543,706	—	3,363,849
Shares outstanding (unlimited shares, no par value):
Class A	2,736,158	715,941	11,814,325	—	8,499,206
Class C	550,134	60,008	1,871,392	—	239,621
Class I	5,012,531	1,456,478	10,696,061	104,475	467,863
Class I2	14,386,254	49,226,442	138,252	2,444,334	26,566,765
Class I3	3,514,406	2,424,776	—	—	—
Class R	2,221,940	775,878	—	—	—
Class R4	25,422	14,073	—	—	—
Class R6	12,274	6,111	2,725,189	—	353,142
Net asset value per share: (D)
Class A	$9.13	$12.91	$32.73	$—	$9.53
Class C	7.83	12.60	27.55	—	9.48
Class I	9.65	13.06	34.08	9.67	9.54
Class I2	9.88	13.08	34.18	9.67	9.53
Class I3	9.87	13.10	—	—	—
Class R	9.60	13.05	—	—	—
Class R4	9.80	13.07	—	—	—
Class R6	9.87	13.16	34.33	—	9.53
Maximum offering price per share: (E)
Class A	$9.66	$13.66	$34.63	$—	$10.08

(A) Investments, at cost	$169,263,869	$551,836,022	$625,935,075	$27,770,911	$284,593,479
(B) Securities on loan, at value	$10,235,205	$24,855,388	$4,215,700	$846,755	$96,572
(C) Repurchase agreements, at cost	$7,488,995	$11,288,180	$34,783,065	$—	$2,841,160

(D)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(E)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Unconstrained Bond	Transamerica US Growth
Assets:
Investments, at value (A) (B)	$1,265,771,922	$2,210,198,705
Repurchase agreements, at value (C)	—	7,896,905
Cash	2,835,845	—
Cash collateral pledged at broker for:
Futures contracts	8,596,477	—
Foreign currency, at value (D)	821,703	—
Receivables and other assets:
Investments sold	2,172,663	—
When-issued, delayed-delivery, forward and TBA commitments sold	429,338	—
Net income from securities lending	8,682	1,004
Shares of beneficial interest sold	4,379,701	638,503
Dividends	16,229	500,473
Interest	9,742,125	—
Tax reclaims	156	408,188
Unrealized appreciation on forward foreign currency contracts	2,698,493	—
Unrealized appreciation on unfunded commitments	364	—
Total assets	1,297,473,698	2,219,643,778

Liabilities:
Cash collateral received upon return of:
Securities on loan	40,950,233	—
Payables and other liabilities:
Investments purchased	2,893,295	—
When-issued, delayed-delivery, forward and TBA commitments purchased	9,355,180	—
Shares of beneficial interest redeemed	74,246	540,969
Investment management fees	659,119	1,159,455
Distribution and service fees	88	214,037
Transfer agent fees	10,728	130,672
Trustees, CCO and deferred compensation fees	8,960	15,833
Audit and tax fees	45,986	30,254
Custody fees	64,189	34,206
Legal fees	11,822	15,856
Printing and shareholder reports fees	3,555	12,273
Registration fees	1,592	2,846
Other accrued expenses	18,052	22,416
Variation margin payable on futures contracts	229,530	—
Unrealized depreciation on forward foreign currency contracts	33,231	—
Total liabilities	54,359,806	2,178,817
Net assets	$1,243,113,892	$2,217,464,961

Net assets consist of:
Paid-in capital	$1,159,946,209	$763,594,730
Total distributable earnings (accumulated losses)	83,167,683	1,453,870,231
Net assets	$1,243,113,892	$2,217,464,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica Unconstrained Bond	Transamerica US Growth
Net assets by class:
Class A	$442,384	$973,953,575
Class C	—	18,426,642
Class I	46,221,647	388,234,828
Class I2	1,196,449,861	647,828,420
Class R6	—	11,339
Class T	—	189,010,157
Shares outstanding (unlimited shares, no par value):
Class A	43,067	29,755,679
Class C	—	629,850
Class I	4,497,541	11,467,203
Class I2	116,767,641	19,112,865
Class R6	—	335
Class T	—	1,753,907
Net asset value per share: (E)
Class A	$10.27	$32.73
Class C	—	29.26
Class I	10.28	33.86
Class I2	10.25	33.89
Class R6	—	33.89	(F)
Class T	—	107.77
Maximum offering price per share: (G)
Class A	$10.78	$34.63
Class T	$—	$117.78

(A) Investments, at cost	$1,246,126,233	$996,271,977
(B) Securities on loan, at value	$41,026,300	$12,088,535
(C) Repurchase agreements, at cost	$—	$7,896,905
(D) Foreign currency, at cost	$825,742	$—

(E)

Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)

Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS

For the year ended October 31, 2021

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities
Investment Income:
Dividend income	$1,066,371	$93,135	$2,169,715	$—		$21,137,626
Interest income	1,054,768	54,102,916	240	24,504,820		—
Net income from securities lending	3,824	95,204	703,767	28,009		143,721
Withholding taxes on foreign income	(1,760)	—	—	(205,126)		(2,252,997)
Total investment income	2,123,203	54,291,255	2,873,722	24,327,703		19,028,350

Expenses:
Investment management fees	629,952	7,177,436	35,634,355	2,789,986		8,040,998
Distribution and service fees:
Class A	—	369,538	2,745,533	25,430		—
Class C	—	811,250	5,496,930	52,369		—
Class R	370,725	—	—	—		—
Transfer agent fees
Class A	—	304,202	852,362	26,308		—
Class C	—	66,399	434,175	8,056		—
Class I	—	1,271,718	3,533,644	282,512		3,469
Class I2	—	28,108	34,902	10,640		76,917
Class I3	4,282	—	—	—		—
Class R	1,244	—	—	—		—
Class R6 (A)	—	2,243	2,920	1,033		—
Trustees, CCO and deferred compensation fees	3,916	46,059	145,561	13,956		21,456
Audit and tax fees	37,365	47,838	59,605	45,908		47,411
Custody fees	13,134	160,228	380,540	130,885		607,098
Legal fees	5,665	71,132	213,506	18,909		45,591
Printing and shareholder reports fees	3,591	110,584	378,106	25,951		40,958
Registration fees	22,940	105,095	305,683	75,954		41,556
Filing fees	24,978	14,441	15,840	13,356		15,921
Other	3,350	33,730	116,907	18,242		28,756
Total expenses	1,121,142	10,620,001	50,350,569	3,539,495		8,970,131
Expenses waived and/or reimbursed:
Class A	—	—	—	(4)		—
Class I	—	(428,066)	—	—		(719)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	4		—
Class I	—	62,073	—	—		806
Class R6 (A)	—	1,285	—	—		—
Net expenses	1,121,142	10,255,293	50,350,569	3,539,495		8,970,218

Net investment income (loss)	1,002,061	44,035,962	(47,476,847)	20,788,208		10,058,132

Net realized gain (loss) on:
Investments	10,301,538	10,206,537	1,200,568,665	(4,942,023	)(B)	135,587,718
Futures contracts	125,768	(16,037)	—	—		(103,486)
Forward foreign currency contracts	—	—	—	(908,583)		13,602
Foreign currency transactions	—	—	11,811	(653,710)		(747,633)
Net realized gain (loss)	10,427,306	10,190,500	1,200,580,476	(6,504,316)		134,750,201

Net change in unrealized appreciation (depreciation) on:
Investments	17,089,995	(5,184,154)	441,373,527	8,142,649	(C)	32,161,256
Futures contracts	78,628	4,094	—	—		40,923
Forward foreign currency contracts	—	—	—	225,921		—
Translation of assets and liabilities denominated in foreign currencies	—	—	(94)	15,570		(116,070)
Net change in unrealized appreciation (depreciation)	17,168,623	(5,180,060)	441,373,433	8,384,140		32,086,109
Net realized and change in unrealized gain (loss)	27,595,929	5,010,440	1,641,953,909	1,879,824		166,836,310
Net increase (decrease) in net assets resulting from operations	$28,597,990	$49,046,402	$1,594,477,062	$22,668,032		$176,894,442

(A)	Class R6 commenced operations for Transamerica Emerging Markets Opportunities on May 28, 2021.
(B)	Includes net of realized foreign capital gains tax of $59,742.
(C)	Includes net change in foreign capital gains tax of $61,432.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond
Investment Income:
Dividend income	$7,109,889	$54,879	$1,932,576	$—	$—
Interest income	—	6,414,191	974	1,109,319	3,640,002
Net income from securities lending	40,268	2,191	9,132	—	2,450
Withholding taxes on foreign income	(364,091)	—	(158,576)	—	—
Total investment income	6,786,066	6,471,261	1,784,106	1,109,319	3,642,452

Expenses:
Investment management fees	2,211,719	1,075,406	790,600	2,315,969	657,695
Distribution and service fees:
Class A	45,850	36,073	151,131	695,636	—
Class C	73,442	132,188	39,155	129,367	—
Class R	—	—	—	—	65,996
Class R2	—	—	—	1,289,237	—
Class R4	—	—	—	191,959	86,715
Transfer agent fees
Class A	32,185	15,525	106,110	209,035	—
Class C	15,599	12,548	8,002	13,763	—
Class I	27,585	94,735	35,914	38,337	—
Class I2	11,262	3,623	—	368	—
Class I3	—	—	—	5,397	9,389
Class R2	—	—	—	1,105,451	—
Class R4	—	—	—	5,759	2,601
Class R6	—	—	72	—	—
Trustees, CCO and deferred compensation fees	6,280	5,627	3,080	26,718	5,134
Audit and tax fees	38,636	44,745	23,960	30,758	38,374
Custody fees	23,014	125,810	41,122	156,089	19,625
Legal fees	8,367	5,903	4,286	131,334	7,475
Printing and shareholder reports fees	15,388	3,168	8,410	38,096	1,838
Registration fees	50,676	50,523	53,561	96,775	34,118
Filing fees	8,059	14,255	8,699	14,394	12,446
Other	6,434	2,045	16,018	41,819	3,676
Total expenses before waiver and/or reimbursement and recapture	2,574,496	1,622,174	1,290,120	6,536,261	945,082
Expenses waived and/or reimbursed:
Class A	(6,803)	(18,775)	(28,461)	(1,696,013)	—
Class C	(5,296)	(15,303)	(3,936)	(174,043)	—
Class I	—	(104,598)	(5,252)	(111,340)	—
Class I2	—	(13,645)	—	(11,874)	—
Class I3	—	—	—	(174,055)	—
Class R2	—	—	—	(3,715,832)	—
Class R4	—	—	—	(425,921)	(23,538)
Recapture of previously waived and/or reimbursed fees:
Class A	6,898	4,848	21,885	—	—
Class C	2,624	4,218	2,388	5,884	—
Class I	—	20,054	20,517	4,751	—
Class I2	—	15,349	—	—	—
Class I3	—	—	—	2,310	—
Class R2	—	—	—	351,412	—
Class R4	—	—	—	12,302	4,167
Net expenses	2,571,919	1,514,322	1,297,261	603,842	925,711

Net investment income (loss)	4,214,147	4,956,939	486,845	505,477	2,716,741

Net realized gain (loss) on:
Investments	4,546,609	(2,675,757)	7,985,655	4,817	407,773
Foreign currency transactions	795	—	(1,542)	—	—
Net realized gain (loss)	4,547,404	(2,675,757)	7,984,113	4,817	407,773

Net change in unrealized appreciation (depreciation) on:
Investments	70,936,533	4,930,131	15,058,503	—	(1,562,748)
Unfunded commitment	—	5,774	—	—	—
Translation of assets and liabilities denominated in foreign currencies	459	—	(12,729)	—	—
Net change in unrealized appreciation (depreciation)	70,936,992	4,935,905	15,045,774	—	(1,562,748)
Net realized and change in unrealized gain (loss)	75,484,396	2,260,148	23,029,887	4,817	(1,154,975)
Net increase (decrease) in net assets resulting from operations	$79,698,543	$7,217,087	$23,516,732	$510,294	$1,561,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities
Investment Income:
Dividend income	$2,028,472	$16,020	$5,316	$775	$—
Interest income	122,657,560	829,477	4,772,052	4,050,807	4,711,779
Net income from securities lending	296,615	2,536	1,336	12,188	4,278
Total investment income	124,982,647	848,033	4,778,704	4,063,770	4,716,057

Expenses:
Investment management fees	13,440,157	115,713	684,928	524,844	424,085
Distribution and service fees:
Class A	209,704	—	60,407	2,666	—
Class C	166,878	—	127,592	8,276	—
Class R	134,124	—	—	—	50,974
Class R4	715,227	—	—	—	3,738
Transfer agent fees
Class A	125,283	—	13,946	1,632	—
Class C	21,523	—	7,491	655	—
Class I	753,123	1,114	91,884	8,727	—
Class I2	77,026	1,485	1	7,249	—
Class I3	18,314	—	—	—	7,493
Class R	10,584	—	—	—	—
Class R4	21,457	—	—	—	113
Class R6	3,962	—	—	4	—
Trustees, CCO and deferred compensation fees	71,837	447	4,285	3,152	3,237
Audit and tax fees	62,373	42,566	48,967	41,222	39,403
Custody fees	224,234	19,218	10,090	20,532	16,534
Legal fees	113,355	2,205	5,055	4,491	4,873
Printing and shareholder reports fees	118,043	14,408	5,791	3,139	2,782
Registration fees	119,254	82,220	74,635	53,749	31,842
Filing fees	17,382	14,124	12,437	12,387	11,704
Other	68,611	627	2,299	2,754	2,642
Total expenses before waiver and/or reimbursement and recapture	16,492,451	294,127	1,149,808	695,479	599,420
Expenses waived and/or reimbursed:
Class A	—	—	(30,687)	(519)	—
Class C	—	—	(35,373)	(354)	—
Class I	(606,967)	(8,268)	(46,412)	(8,821)	—
Class I2	—	(135,253)	—	(21,627)	—
Class I3	—	—	—	—	(24,408)
Class R	(18,706)	—	—	—	(2,080)
Class R4	(40,351)	—	—	—	(1,721)
Class R6	—	—	—	(14)	—
Recapture of previously waived and/or reimbursed fees:
Class A	20,713	—	14,858	265	—
Class C	—	—	7,751	512	—
Class I	—	369	37,416	2,555	—
Class I2	—	5,897	—	20,850	—
Class I3	40,385	—	—	—	21,822
Class R	14,550	—	—	—	3,422
Class R4	86,386	—	—	—	310
Class R6	—	—	—	13	—
Net expenses	15,988,461	156,872	1,097,361	688,339	596,765

Net investment income (loss)	108,994,186	691,161	3,681,343	3,375,431	4,119,292

Net realized gain (loss) on:
Investments	55,360,143	96,851	3,412,411	1,960,585	2,051,112
Written options and swaptions	—	—	86,214	—	—
Forward foreign currency contracts	—	—	—	(749,354)	(457,980)
Foreign currency transactions	—	—	—	(20,501)	20,540
Net realized gain (loss)	55,360,143	96,851	3,498,625	1,190,730	1,613,672

Net change in unrealized appreciation (depreciation) on:
Investments	119,226,911	370,020	2,722,416	1,442,467	858,693
Forward foreign currency contracts	—	—	—	32,294	(97,699)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	6,382	(1,966)
Net change in unrealized appreciation (depreciation)	119,226,911	370,020	2,722,416	1,481,143	759,028
Net realized and change in unrealized gain (loss)	174,587,054	466,871	6,221,041	2,671,873	2,372,700
Net increase (decrease) in net assets resulting from operations	$283,581,240	$1,158,032	$9,902,384	$6,047,304	$6,491,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value

Investment Income:
Dividend income	$98,490	$—	$160,026,044	$45,612,854	$21,750,048
Interest income	39,922,719	59,034,794	—	—	—
Non-cash dividend income	—	—	—	2,173,468	—
Net income from securities lending	109,375	—	765,854	554,934	79,323
Other income	—	—	—	—	20,485
Withholding taxes on foreign income	—	—	(13,442,710)	(4,963,873)	(1,777,676)
Total investment income	40,130,584	59,034,794	147,349,188	43,377,383	20,072,180

Expenses:
Investment management fees	6,863,032	10,357,849	37,323,283	12,916,228	6,472,704
Distribution and service fees:
Class A	—	671,651	283,540	1,027	—
Class C	—	1,403,693	313,474	—	—
Class R	183,979	—	157,272	—	—
Class R4	377,144	—	56,257	—	—
Transfer agent fees
Class A	—	89,179	458,585	1,560	—
Class C	—	77,803	51,202	—	—
Class I	—	2,172,061	2,791,126	146	311,859
Class I2	91,101	—	128,674	130,596	28,697
Class I3	30,280	—	19,198	—	—
Class R	628	—	519	—	—
Class R4	11,314	—	1,688	—	—
Class R6 (A)	—	—	27,927	1	—
Trustees, CCO and deferred compensation fees	51,839	75,830	157,154	52,115	21,774
Audit and tax fees	53,193	67,404	68,261	40,730	31,686
Custody fees	129,361	252,300	788,333	340,562	165,373
Legal fees	77,664	109,307	223,715	77,755	28,328
Printing and shareholder reports fees	21,096	137,653	225,538	47,411	21,951
Registration fees	78,169	148,050	179,596	58,968	32,813
Reclaim professional fees	—	—	—	—	1,517
Filing fees	13,677	15,343	16,780	15,051	7,940
Other	36,965	57,501	120,991	184,433	19,588
Total expenses before waiver and/or reimbursement and recapture	8,019,442	15,635,624	43,393,113	13,866,583	7,144,230
Expenses waived and/or reimbursed:
Class A	—	(268,660)	(171,304)	(867)	—
Class C	—	(350,923)	(15)	—	—
Class I	—	(1,202,647)	—	(114)	—
Class R4	(28,500)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	5,613	7	—
Class C	—	—	15	—	—
Class I	—	44,287	—	—	—
Class R4	9,954	—	—	—	—
Net expenses	8,000,896	13,857,681	43,227,422	13,865,609	7,144,230

Net investment income (loss)	32,129,688	45,177,113	104,121,766	29,511,774	12,927,950

Net realized gain (loss) on:
Investments	25,526,457	23,994,233	192,984,725	128,757,144	32,035,658
Written options and swaptions	—	981,672	—	—	—
Futures contracts	(39,662)	—	—	—	—
Foreign currency transactions	—	—	(35,820)	(1,100,669)	(376,084)
Net realized gain (loss)	25,486,795	24,975,905	192,948,905	127,656,475	31,659,574

Net change in unrealized appreciation (depreciation) on:
Investments	(49,771,034)	91,788	1,183,759,993	294,771,806	144,364,098
Futures contracts	(53,559)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(541,932)	115,918	(70,052)
Net change in unrealized appreciation (depreciation)	(49,824,593)	91,788	1,183,218,061	294,887,724	144,294,046
Net realized and change in unrealized gain (loss)	(24,337,798)	25,067,693	1,376,166,966	422,544,199	175,953,620
Net increase (decrease) in net assets resulting from operations	$7,791,890	$70,244,806	$1,480,288,732	$452,055,973	$188,881,570

(A)	Class R6 commenced operations for Transamerica Intermediate Bond on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities

Investment Income:
Dividend income	$4,696,852	$39,670,867	$3,031,604	$3,667,279	$9,669,933
Net income from securities lending	46,486	18,033	705	104,526	1,578
Withholding taxes on foreign income	(392,890)	—	(163)	—	—
Total investment income	4,350,448	39,688,900	3,032,146	3,771,805	9,671,511

Expenses:
Investment management fees	938,116	13,399,270	883,425	7,576,758	1,704,033
Distribution and service fees:
Class A	1,763	173,705	—	—	—
Class C	—	180,461	—	—	—
Class R	—	—	324,491	947,236	338,405
Class R4	—	—	6,194	153,108	27,749
Transfer agent fees
Class A	320	88,983	—	—	—
Class C	—	26,802	—	—	—
Class I	624	87,812	—	—	—
Class I2	9,914	157,144	—	—	—
Class I3	—	—	9,670	68,916	22,711
Class R	—	—	1,116	3,158	1,116
Class R4	—	—	186	4,593	833
Class R6 (A)	42	1,911	—	—	—
Trustees, CCO and deferred compensation fees	2,907	38,992	5,895	34,979	11,314
Audit and tax fees	25,967	41,299	26,872	36,352	26,384
Custody fees	89,160	144,688	18,946	112,249	29,700
Legal fees	5,840	103,585	8,302	50,928	16,030
Printing and shareholder reports fees	5,548	33,218	1,875	31,283	1,267
Registration fees	55,005	86,845	32,878	58,254	34,353
Filing fees	8,781	11,806	8,767	16,333	8,890
Other	5,790	51,903	4,026	32,689	8,777
Total expenses before waiver and/or reimbursement and recapture	1,149,777	14,628,424	1,332,643	9,126,836	2,231,562
Expenses waived and/or reimbursed:
Class A	(62)	(912)	—	—	—
Class C	—	(284)	—	—	—
Class I	(31)	(73,367)	—	—	—
Class I2	—	(26,498)	—	—	—
Class R	—	—	—	—	(2,596)
Class R4	—	—	—	(24,409)	(756)
Class R6 (A)	(38)	(458)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	812	—	—	—	—
Class C	—	16	—	—	—
Class I	272	—	—	—	—
Class I2	102,408	—	—	—	—
Class I3	—	—	—	—	12
Class R	—	—	—	—	13,977
Class R4	—	—	—	2,168	1,973
Class R6 (A)	652	—	—	—	—
Net expenses	1,253,790	14,526,921	1,332,643	9,104,595	2,244,172

Net investment income (loss)	3,096,658	25,161,979	1,699,503	(5,332,790)	7,427,339

Net realized gain (loss) on:
Investments	12,785,813	337,873,845	29,034,402	236,937,473	65,344,664
Foreign currency transactions	(19,807)	—	—	2,084	—
Net realized gain (loss)	12,766,006	337,873,845	29,034,402	236,939,557	65,344,664

Net change in unrealized appreciation (depreciation) on:
Investments	25,088,293	548,344,476	36,038,792	143,866,986	60,520,168
Translation of assets and liabilities denominated in foreign currencies	(11,090)	—	—	117	—
Net change in unrealized appreciation (depreciation)	25,077,203	548,344,476	36,038,792	143,867,103	60,520,168
Net realized and change in unrealized gain (loss)	37,843,209	886,218,321	65,073,194	380,806,660	125,864,832
Net increase (decrease) in net assets resulting from operations	$40,939,867	$911,380,300	$66,772,697	$375,473,870	$133,292,171

(A)	Class R6 commenced operations for Transamerica Large Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond

Investment Income:
Dividend income	$1,722,051	$21,727,477	$7,231,989	$10,475,621	$—
Interest income	—	—	8,500,404	9,940,400	69,072,609
Net income from securities lending	20,028	619	84,106	33,665	30,812
Withholding taxes on foreign income	—	(17,805)	(96,523)	(11,635)	—
Total investment income	1,742,079	21,710,291	15,719,976	20,438,051	69,103,421

Expenses:
Investment management fees	3,091,726	11,261,106	2,304,569	7,617,983	12,944,677
Distribution and service fees:
Class A	39,153	54,531	200,985	1,672,387	1,981,046
Class C	15,644	168,564	711,883	2,368,668	1,880,171
Class R	126,228	287,921	—	—	—
Class R4	686	271,959	—	—	—
Transfer agent fees
Class A	25,451	45,964	81,300	453,589	415,217
Class C	2,277	20,597	51,981	168,709	160,962
Class I	2,259	650,514	256,384	388,454	2,266,395
Class I2	27,092	28,728	1	—	10,977
Class I3	2,965	10,027	—	—	—
Class R	426	1,126	—	—	—
Class R4	21	8,159	—	—	—
Class R6 (A)	—	19,434	—	1,940	14,213
Trustees, CCO and deferred compensation fees	12,119	46,858	13,646	29,501	104,105
Audit and tax fees	37,060	44,693	50,561	37,055	64,478
Custody fees	51,721	108,207	28,662	128,263	222,923
Legal fees	21,329	71,019	15,498	42,309	150,352
Printing and shareholder reports fees	23,989	56,465	16,703	42,230	168,624
Registration fees	85,913	129,800	87,765	54,259	224,488
Filing fees	10,972	13,053	14,957	27,700	16,810
Other	17,930	40,218	7,500	18,147	76,454
Total expenses before waiver and/or reimbursement and recapture	3,594,961	13,338,943	3,842,395	13,051,194	20,701,892
Expenses waived and/or reimbursed:
Class A	—	(4,610)	—	—	—
Class I	—	—	(86,111)	—	—
Class R	—	(1,205)	—	—	—
Class R4	(181)	(99,140)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	7,240	—	—	—
Class I	—	—	51,238	—	—
Class I3	1,235	—	—	—	—
Class R	—	13,049	—	—	—
Class R4	18	6,743	—	—	—
Net expenses	3,596,033	13,261,020	3,807,522	13,051,194	20,701,892
Net investment income (loss)	(1,853,954)	8,449,271	11,912,454	7,386,857	48,401,529

Net realized gain (loss) on:
Investments	109,996,723	330,963,162	17,134,588	83,291,083	16,303,609
Futures contracts	—	—	—	2,981,547	(273,375)
Foreign currency transactions	—	—	1,674	—	—
Net realized gain (loss)	109,996,723	330,963,162	17,136,262	86,272,630	16,030,234

Net change in unrealized appreciation (depreciation) on:
Investments	12,465,481	259,784,785	52,065,649	180,785,288	(15,077,882)
Futures contracts	—	—	—	597,265	1,198,534
Translation of assets and liabilities denominated in foreign currencies	—	616	(7,007)	—	—
Net change in unrealized appreciation (depreciation)	12,465,481	259,785,401	52,058,642	181,382,553	(13,879,348)
Net realized and change in unrealized gain (loss)	122,462,204	590,748,563	69,194,904	267,655,183	2,150,886
Net increase (decrease) in net assets resulting from operations	$120,608,250	$599,197,834	$81,107,358	$275,042,040	$50,552,415

(A)	Class R6 commenced operations for Transamerica Mid Cap Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income

Investment Income:
Dividend income	$1,134,115	$13,577,212	$11,829,524	$—	$11,402,365
Interest income	—	—	—	442,551	—
Net income from securities lending	42,926	73,369	11,156	1,025	8,652
Withholding taxes on foreign income	—	—	(10,312)	(24)	(66,073)
Total investment income	1,177,041	13,650,581	11,830,368	443,552	11,344,944

Expenses:
Investment management fees	2,125,049	7,387,859	6,517,874	100,980	2,828,508
Distribution and service fees:
Class A	56,372	19,784	907,689	—	198,956
Class C	42,586	6,393	602,372	—	25,694
Class R	97,237	48,470	—	—	—
Class R4	460	544	—	—	—
Transfer agent fees
Class A	31,355	11,733	604,133	—	27,824
Class C	5,510	875	90,191	—	4,489
Class I	47,499	18,435	350,229	1,014	4,827
Class I2	8,904	67,998	611	1,774	25,140
Class I3	2,481	2,441	—	—	—
Class R	324	156	—	—	—
Class R4	14	17	—	—	—
Class R6	7	7	5,776	—	264
Trustees, CCO and deferred compensation fees	7,591	29,081	21,364	527	9,150
Audit and tax fees	27,166	34,423	23,799	55,596	30,110
Custody fees	31,246	82,510	70,003	15,819	28,698
Legal fees	15,195	45,178	30,024	2,371	35,291
Printing and shareholder reports fees	15,058	33,489	31,302	15,100	99,058
Registration fees	91,756	84,503	89,210	82,249	75,219
Filing fees	11,702	11,915	16,680	14,653	9,641
Other	9,411	30,087	15,374	749	11,871
Total expenses before waiver and/or reimbursement and recapture	2,626,923	7,915,898	9,376,631	290,832	3,414,740
Expenses waived and/or reimbursed:
Class C	—	—	(68)	—	(1,294)
Class I	—	—	—	(7,867)	(3,358)
Class I2	(221)	—	—	(177,809)	(12,617)
Class R4	(136)	(26)	—	—	—
Class R6	—	—	—	—	(269)
Recapture of previously waived and/or reimbursed fees:
Class A	8,963	5,445	—	—	—
Class C	1,112	137	68	—	926
Class I	—	1,851	—	248	—
Class I2	10,536	—	—	5,925	12,617
Class I3	8,912	11,144	—	—	—
Class R4	21	135	—	—	—
Class R6	—	—	—	—	269
Net expenses	2,656,110	7,934,584	9,376,631	111,329	3,411,014

Net investment income (loss)	(1,479,069)	5,715,997	2,453,737	332,223	7,933,930

Net realized gain (loss) on:
Investments	29,119,502	232,095,300	134,616,658	(420,758)	91,847,845
Foreign currency transactions	—	—	21	—	—
Net realized gain (loss)	29,119,502	232,095,300	134,616,679	(420,758)	91,847,845

Net change in unrealized appreciation (depreciation) on:
Investments	64,362,898	151,218,363	174,508,718	89,232	63,062,447
Translation of assets and liabilities denominated in foreign currencies	—	—	125	—	—
Net change in unrealized appreciation (depreciation)	64,362,898	151,218,363	174,508,843	89,232	63,062,447
Net realized and change in unrealized gain (loss)	93,482,400	383,313,663	309,125,522	(331,526)	154,910,292
Net increase (decrease) in net assets resulting from operations	$92,003,331	$389,029,660	$311,579,259	$697	$162,844,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica Unconstrained Bond	Transamerica US Growth

Investment Income:
Dividend income	$784,797	$12,267,739
Interest income	57,927,576	4,049
Net income from securities lending	82,433	22,765
Total investment income	58,794,806	12,294,553

Expenses:
Investment management fees	9,121,066	13,285,903
Distribution and service fees:
Class A	561	2,247,230
Class C	—	184,175
Transfer agent fees
Class A	317	962,654
Class C	—	26,591
Class I	11,938	431,119
Class I2	106,415	46,605
Class T	—	75,413
Trustees, CCO and deferred compensation fees	40,118	40,707
Audit and tax fees	66,847	25,683
Custody fees	365,787	135,510
Legal fees	66,090	59,355
Printing and shareholder reports fees	52,788	26,443
Registration fees	37,595	38,819
Filing fees	13,302	11,457
Other	77,437	21,594
Total expenses before waiver and/or reimbursement and recapture	9,960,261	17,619,258
Expenses waived and/or reimbursed:
Class A	(57)	—
Class C	—	(5)
Class I	(752)	—
Class I2	(87,737)	—
Recapture of previously waived and/or reimbursed fees:
Class C	—	131
Net expenses	9,871,715	17,619,384

Net investment income (loss)	48,923,091	(5,324,831)

Net realized gain (loss) on:
Investments	32,656,901	249,958,132
Futures contracts	35,033,438	—
Forward foreign currency contracts	(391,235)	—
Foreign currency transactions	630,638	—
Net realized gain (loss)	67,929,742	249,958,132

Net change in unrealized appreciation (depreciation) on:
Investments	(6,664,694)	418,275,998
Unfunded commitment	(1,000)	—
Futures contracts	1,132,768	—
Forward foreign currency contracts	735,760	—
Translation of assets and liabilities denominated in foreign currencies	(16,692)	237
Net change in unrealized appreciation (depreciation)	(4,813,858)	418,276,235
Net realized and change in unrealized gain (loss)	63,115,884	668,234,367
Net increase (decrease) in net assets resulting from operations	$112,038,975	$662,909,536

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$1,002,061	$1,384,093	$44,035,962	$42,907,640	$(47,476,847)	$(26,944,722)
Net realized gain (loss)	10,427,306	3,977,303	10,190,500	14,246,094	1,200,580,476	317,212,542
Net change in unrealized appreciation (depreciation)	17,168,623	5,308,164	(5,180,060)	3,784,413	441,373,433	1,487,641,399
Net increase (decrease) in net assets resulting from operations	28,597,990	10,669,560	49,046,402	60,938,147	1,594,477,062	1,777,909,219

Dividends and/or distributions to shareholders:
Class A	—	—	(4,026,450)	(3,550,175)	(52,433,040)	(42,218,753)
Class C	—	—	(1,758,257)	(1,652,158)	(35,533,873)	(26,097,461)
Class I	—	—	(37,902,090)	(34,363,536)	(146,991,573)	(92,872,512)
Class I2	—	—	(11,965,079)	(4,370,710)	(54,563,456)	(63,098,839)
Class I3	(2,665,166)	(1,981,053)	—	—	—	—
Class R	(3,014,177)	(2,375,724)	—	—	—	—
Class R6	—	—	(964,595)	(664,305)	(3,470,453)	(3,117,851)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,679,343)	(4,356,777)	(56,616,471)	(44,600,884)	(292,992,395)	(227,405,416)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	32,468,500	66,068,341	365,309,109	282,458,678
Class C	—	—	12,223,321	35,934,488	128,774,494	124,728,775
Class I	—	—	426,923,015	771,626,652	1,878,701,959	1,312,369,519
Class I2	—	—	46,322,317	275,465,455	44,905,388	33,918,895
Class I3	1,891,045	3,690,088	—	—	—	—
Class R	4,133,851	4,130,620	—	—	—	—
Class R6	—	—	15,749,450	10,675,575	23,146,096	6,707,763
	6,024,896	7,820,708	533,686,603	1,159,770,511	2,440,837,046	1,760,183,630
Dividends and/or distributions reinvested:
Class A	—	—	3,515,144	3,089,728	48,650,892	39,180,816
Class C	—	—	1,522,756	1,403,144	35,503,214	25,797,127
Class I	—	—	30,569,089	26,506,614	146,332,676	91,807,370
Class I2	—	—	11,965,079	4,370,710	54,563,456	63,098,839
Class I3	2,665,166	1,981,053	—	—	—	—
Class R	3,014,177	2,375,724	—	—	—	—
Class R6	—	—	947,030	651,475	3,470,453	3,117,851
	5,679,343	4,356,777	48,519,098	36,021,671	288,520,691	223,002,003
Cost of shares redeemed:
Class A	—	—	(49,126,609)	(60,169,123)	(333,388,945)	(236,526,012)
Class C	—	—	(24,510,927)	(22,761,324)	(99,951,671)	(77,369,913)
Class I	—	—	(594,710,187)	(603,671,487)	(1,425,864,024)	(927,636,620)
Class I2	—	—	(32,704,423)	(17,069,236)	(128,760,998)	(204,232,045)
Class I3	(9,062,709)	(6,203,606)	—	—	—	—
Class R	(9,171,619)	(14,339,645)	—	—	—	—
Class R6	—	—	(13,740,943)	(7,627,410)	(12,550,882)	(10,336,223)
	(18,234,328)	(20,543,251)	(714,793,089)	(711,298,580)	(2,000,516,520)	(1,456,100,813)
Automatic conversions:
Class A	—	—	7,608,904	5,851,645	19,501,831	7,214,452
Class C	—	—	(7,608,904)	(5,851,645)	(19,501,831)	(7,214,452)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(6,530,089)	(8,365,766)	(132,587,388)	484,493,602	728,841,217	527,084,820
Net increase (decrease) in net assets	16,388,558	(2,052,983)	(140,157,457)	500,830,865	2,030,325,884	2,077,588,623

Net assets:
Beginning of year	118,620,223	120,673,206	1,902,046,496	1,401,215,631	4,090,903,013	2,013,314,390
End of year	$135,008,781	$118,620,223	$1,761,889,039	$1,902,046,496	$6,121,228,897	$4,090,903,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A	—	—	3,375,249	6,997,509	6,605,093	7,659,467
Class C	—	—	1,278,905	3,816,404	3,143,300	4,505,206
Class I	—	—	44,350,651	81,434,878	31,710,656	34,489,664
Class I2	—	—	4,788,627	29,259,876	2,038,128	2,317,768
Class I3	148,490	322,847	—	—	—	—
Class R	323,633	362,657	—	—	—	—
Class R6	—	—	1,628,911	1,123,270	1,015,377	444,276
	472,123	685,504	55,422,343	122,631,937	44,512,554	49,416,381
Shares reinvested:
Class A	—	—	366,113	327,265	869,951	1,502,332
Class C	—	—	159,489	149,651	857,071	1,303,544
Class I	—	—	3,178,264	2,801,776	2,453,188	3,317,939
Class I2	—	—	1,243,378	459,822	2,318,889	5,411,564
Class I3	217,589	181,097	—	—	—	—
Class R	247,133	216,573	—	—	—	—
Class R6	—	—	98,511	68,857	147,491	267,397
	464,722	397,670	5,045,755	3,807,371	6,646,590	11,802,776
Shares redeemed:
Class A	—	—	(5,124,109)	(6,429,148)	(6,141,788)	(6,856,363)
Class C	—	—	(2,574,968)	(2,447,701)	(2,452,138)	(3,085,919)
Class I	—	—	(61,944,831)	(64,799,028)	(24,507,779)	(25,943,024)
Class I2	—	—	(3,387,521)	(1,848,847)	(5,326,808)	(11,807,417)
Class I3	(703,490)	(554,529)	—	—	—	—
Class R	(709,016)	(1,297,361)	—	—	—	—
Class R6	—	—	(1,427,961)	(818,554)	(526,468)	(636,661)
	(1,412,506)	(1,851,890)	(74,459,390)	(76,343,278)	(38,954,981)	(48,329,384)
Automatic conversions:
Class A	—	—	801,840	611,619	355,698	195,642
Class C	—	—	(807,095)	(615,578)	(481,153)	(257,931)
	—	—	(5,255)	(3,959)	(125,455)	(62,289)
Net increase (decrease) in shares outstanding:
Class A	—	—	(580,907)	1,507,245	1,688,954	2,501,078
Class C	—	—	(1,943,669)	902,776	1,067,080	2,464,900
Class I	—	—	(14,415,916)	19,437,626	9,656,065	11,864,579
Class I2	—	—	2,644,484	27,870,851	(969,791)	(4,078,085)
Class I3	(337,411)	(50,585)	—	—	—	—
Class R	(138,250)	(718,131)	—	—	—	—
Class R6	—	—	299,461	373,573	636,400	75,012
	(475,661)	(768,716)	(13,996,547)	50,092,071	12,078,708	12,827,484

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities		Transamerica Energy Infrastructure
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020 (A)	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$20,788,208	$27,086,389	$10,058,132	$5,026,870	$4,214,147	$5,807,432
Net realized gain (loss)	(6,504,316)	(36,017,385)	134,750,201	(25,941,808)	4,547,404	(17,841,212)
Net change in unrealized appreciation (depreciation)	8,384,140	(8,730,640)	32,086,109	46,289,604	70,936,992	(38,219,029)
Net increase (decrease) in net assets resulting from operations	22,668,032	(17,661,636)	176,894,442	25,374,666	79,698,543	(50,252,809)

Dividends and/or distributions to shareholders:
Class A	(277,136)	(195,910)	—	—	—	(584,938)
Class C	(76,738)	(146,193)	—	—	—	(335,902)
Class I	(8,657,628)	(9,372,202)	(447)	—	—	(553,388)
Class I2	(4,738,992)	(2,916,454)	(5,821,792)	—	—	(7,519,202)
Class R6 (B)	(460,390)	(154,889)	—	—	—	—
Return of capital:
Class A	—	(42,326)	—	—	(807,107)	(224,853)
Class C	—	(31,583)	—	—	(270,004)	(129,121)
Class I	—	(2,024,779)	—	—	(1,231,163)	(212,729)
Class I2	—	(630,074)	—	—	(7,178,146)	(2,890,453)
Class R6 (B)	—	(33,462)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,210,884)	(15,547,872)	(5,822,239)	—	(9,486,420)	(12,450,586)

Capital share transactions:
Proceeds from shares sold:
Class A	3,697,506	1,847,039	—	—	4,538,855	4,046,441
Class C	400,055	774,343	—	—	1,651,141	1,900,805
Class I	93,513,674	95,204,590	8,800,000	76,808	22,810,490	11,440,115
Class I2	4,564,754	31,139,417	369,082,894	838,971,712	2,582,455	7,874,154
Class R6 (B)	7,706,699	7,043,922	10,000	—	—	—
	109,882,688	136,009,311	377,892,894	839,048,520	31,582,941	25,261,515
Dividends and/or distributions reinvested:
Class A	253,543	229,127	—	—	728,082	751,915
Class C	67,631	161,923	—	—	261,711	402,273
Class I	7,612,273	8,757,588	447	—	1,219,328	754,032
Class I2	4,738,992	3,546,528	5,821,792	—	7,178,146	10,409,655
Class R6 (B)	460,390	188,351	—	—	—	—
	13,132,829	12,883,517	5,822,239	—	9,387,267	12,317,875
Cost of shares redeemed:
Class A	(2,875,841)	(3,533,589)	—	—	(5,669,777)	(4,979,221)
Class C	(960,684)	(2,681,427)	—	—	(2,008,043)	(3,843,609)
Class I	(98,674,268)	(289,360,645)	(58,603)	(6,656)	(9,987,347)	(8,385,754)
Class I2	(5,345,536)	(32,166,671)	(64,116,682)	(22,958,730)	(31,734,993)	(51,792,271)
Class R6 (B)	(5,639,891)	(3,280,200)	—	—	—	—
	(113,496,220)	(331,022,532)	(64,175,285)	(22,965,386)	(49,400,160)	(69,000,855)
Automatic conversions:
Class A	1,531,138	816,742	—	—	1,461,692	956,259
Class C	(1,531,138)	(816,742)	—	—	(1,461,692)	(956,259)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	9,519,297	(182,129,704)	319,539,848	816,083,134	(8,429,952)	(31,421,465)
Net increase (decrease) in net assets	17,976,445	(215,339,212)	490,612,051	841,457,800	61,782,171	(94,124,860)

Net assets:
Beginning of period/year	401,370,022	616,709,234	841,457,800	—	156,975,834	251,100,694
End of period/year	$419,346,467	$401,370,022	$1,332,069,851	$841,457,800	$218,758,005	$156,975,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities		Transamerica Energy Infrastructure
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020 (A)	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A	342,527	177,061	—	—	740,832	854,374
Class C	37,607	76,543	—	—	278,942	338,924
Class I	8,554,841	9,245,346	718,087	7,797	3,726,898	2,207,805
Class I2	418,635	2,927,758	31,842,670	87,408,829	432,413	1,929,181
Class R6 (B)	708,915	693,678	795	—	—	—
	10,062,525	13,120,386	32,561,552	87,416,626	5,179,085	5,330,284
Shares reinvested:
Class A	23,512	23,392	—	—	119,378	156,796
Class C	6,316	16,620	—	—	43,397	83,800
Class I	700,645	894,177	39	—	197,906	155,324
Class I2	435,929	362,468	511,132	—	1,184,808	2,159,687
Class R6 (B)	42,477	19,266	—	—	—	—
	1,208,879	1,315,923	511,171	—	1,545,489	2,555,607
Shares redeemed:
Class A	(265,565)	(348,111)	—	—	(925,065)	(887,664)
Class C	(89,464)	(267,235)	—	—	(336,699)	(724,277)
Class I	(9,041,660)	(30,093,530)	(4,946)	(742)	(1,663,240)	(1,532,726)
Class I2	(489,984)	(3,328,799)	(5,364,571)	(2,424,792)	(5,054,524)	(10,012,393)
Class R6 (B)	(523,680)	(335,637)	—	—	—	—
	(10,410,353)	(34,373,312)	(5,369,517)	(2,425,534)	(7,979,528)	(13,157,060)
Automatic conversions:
Class A	141,843	79,102	—	—	234,339	193,221
Class C	(142,906)	(79,846)	—	—	(234,966)	(193,635)
	(1,063)	(744)	—	—	(627)	(414)
Net increase (decrease) in shares outstanding:
Class A	242,317	(68,556)	—	—	169,484	316,727
Class C	(188,447)	(253,918)	—	—	(249,326)	(495,188)
Class I	213,826	(19,954,007)	713,180	7,055	2,261,564	830,403
Class I2	364,580	(38,573)	26,989,231	84,984,037	(3,437,303)	(5,923,525)
Class R6 (B)	227,712	377,307	795	—	—	—
	859,988	(19,937,747)	27,703,206	84,991,092	(1,255,581)	(5,271,583)

(A)	Fund commenced operations on December 19, 2019.
(B)	Class R6 commenced operations for Transamerica Emerging Markets Opportunities on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$4,956,939	$4,832,686	$486,845	$466,604	$505,477	$5,747,845
Net realized gain (loss)	(2,675,757)	(11,554,141)	7,984,113	1,576,791	4,817	—
Net change in unrealized appreciation (depreciation)	4,935,905	4,122,334	15,045,774	(2,062,009)	—	—
Net increase (decrease) in net assets resulting from operations	7,217,087	(2,599,121)	23,516,732	(18,614)	510,294	5,747,845

Dividends and/or distributions to shareholders:
Class A	(463,320)	(722,909)	(1,029,483)	(3,113,147)	(288,688)	(1,024,138)
Class C	(324,730)	(508,554)	(87,642)	(422,012)	(7,244)	(188,512)
Class I	(3,042,924)	(3,085,493)	(661,219)	(2,238,353)	(18,392)	(92,482)
Class I2	(1,426,643)	(292,926)	—	—	(5,356)	(32,663)
Class I3	—	—	—	—	(81,017)	(530,935)
Class R2	—	—	—	—	(13,773)	(3,257,565)
Class R4	—	—	—	—	(96,163)	(625,633)
Class R6	—	—	(19,021)	(56,693)	—	—
Return of capital:
Class A	—	—	—	—	(492,175)	—
Class C	—	—	—	—	(12,350)	—
Class I	—	—	—	—	(31,355)	—
Class I2	—	—	—	—	(9,130)	—
Class I3	—	—	—	—	(138,123)	—
Class R2	—	—	—	—	(23,482)	—
Class R4	—	—	—	—	(163,946)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,257,617)	(4,609,882)	(1,797,365)	(5,830,205)	(1,381,194)	(5,751,928)

Capital share transactions:
Proceeds from shares sold:
Class A	4,294,569	7,566,852	1,744,706	1,663,871	127,508,538	201,612,658
Class C	4,508,736	2,703,938	195,630	238,352	7,755,618	18,125,323
Class I	92,478,735	28,460,821	1,006,029	661,450	19,249,602	15,343,406
Class I2	145,000,000	10,328	—	—	2,400,131	6,139,242
Class I3	—	—	—	—	691,450,299	498,734,146
Class R2	—	—	—	—	128,314,315	176,573,967
Class R4	—	—	—	—	55,865,106	124,061,564
Class R6	—	—	320,643	148,052	—	—
	246,282,040	38,741,939	3,267,008	2,711,725	1,032,543,609	1,040,590,306
Dividends and/or distributions reinvested:
Class A	459,324	714,978	941,977	2,885,120	776,660	1,012,709
Class C	318,220	493,580	86,125	365,737	19,165	184,885
Class I	3,029,745	3,057,145	620,842	2,104,357	49,585	88,269
Class I2	1,426,643	156,732	—	—	14,486	32,663
Class I3	—	—	—	—	219,140	530,935
Class R2	—	—	—	—	37,390	3,257,765
Class R4	—	—	—	—	260,109	625,633
Class R6	—	—	19,021	56,693	—	—
	5,233,932	4,422,435	1,667,965	5,411,907	1,376,535	5,732,859
Cost of shares redeemed:
Class A	(6,226,990)	(17,973,676)	(7,733,031)	(10,828,642)	(147,273,675)	(116,818,645)
Class C	(2,414,474)	(7,513,923)	(560,954)	(1,872,048)	(10,296,766)	(11,182,361)
Class I	(42,226,725)	(68,572,406)	(2,603,904)	(9,868,447)	(18,483,109)	(9,840,199)
Class I2	(10,488)	(81,285,082)	—	—	(3,956,176)	(6,193,982)
Class I3	—	—	—	—	(693,647,167)	(548,246,012)
Class R2	—	—	—	—	(1,021,037,226)	(72,733,542)
Class R4	—	—	—	—	(74,563,595)	(151,397,417)
Class R6	—	—	(214,433)	(351,551)	—	—
	(50,878,677)	(175,345,087)	(11,112,322)	(22,920,688)	(1,969,257,714)	(916,412,158)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Automatic conversions:
Class A	$1,156,720	$381,460	$2,837,463	$3,437,172	$3,359,302	$870,934
Class C	(1,156,720)	(381,460)	(2,837,463)	(3,437,172)	(3,359,302)	(870,934)
	—	—	—	—	—	—
Contributions from advisor:	—	—	—	—	870,350	—
Net increase (decrease) in net assets resulting from capital share transactions	200,637,295	(132,180,713)	(6,177,349)	(14,797,056)	(934,467,220)	129,911,007
Net increase (decrease) in net assets	202,596,765	(139,389,716)	15,542,018	(20,645,875)	(935,338,120)	129,906,924

Net assets:
Beginning of year	83,633,350	223,023,066	84,628,617	105,274,492	1,513,333,659	1,383,426,735
End of year	$286,230,115	$83,633,350	$100,170,635	$84,628,617	$577,995,539	$1,513,333,659
Capital share transactions - shares:
Shares issued:
Class A	453,574	812,347	106,421	124,638	127,508,538	201,612,658
Class C	475,164	290,882	12,122	18,234	7,755,618	18,125,323
Class I	9,803,441	3,108,389	59,982	48,572	19,249,602	15,343,406
Class I2	15,238,272	1,036	—	—	2,400,131	6,139,242
Class I3	—	—	—	—	691,450,299	498,734,146
Class R2	—	—	—	—	128,314,315	176,573,967
Class R4	—	—	—	—	55,865,106	124,061,564
Class R6	—	—	18,976	11,318	—	—
	25,970,451	4,212,654	197,501	202,762	1,032,543,609	1,040,590,306
Shares reinvested:
Class A	48,493	77,412	61,327	204,618	776,660	1,012,709
Class C	33,595	53,589	5,769	26,503	19,165	184,885
Class I	321,254	332,738	40,367	149,139	49,585	88,269
Class I2	150,209	16,362	—	—	14,486	32,663
Class I3	—	—	—	—	219,140	530,935
Class R2	—	—	—	—	37,390	3,257,765
Class R4	—	—	—	—	260,109	625,633
Class R6	—	—	1,236	4,015	—	—
	553,551	480,101	108,699	384,275	1,376,535	5,732,859
Shares redeemed:
Class A	(657,204)	(1,953,184)	(465,424)	(839,615)	(147,273,675)	(116,818,645)
Class C	(255,137)	(836,115)	(35,927)	(147,718)	(10,296,766)	(11,182,361)
Class I	(4,472,796)	(7,614,649)	(157,527)	(798,147)	(18,483,109)	(9,840,199)
Class I2	(1,105)	(8,464,440)	—	—	(3,956,176)	(6,193,982)
Class I3	—	—	—	—	(693,647,167)	(548,246,012)
Class R2	—	—	—	—	(1,021,037,226)	(72,733,542)
Class R4	—	—	—	—	(74,563,595)	(151,397,417)
Class R6	—	—	(13,047)	(27,098)	—	—
	(5,386,242)	(18,868,388)	(671,925)	(1,812,578)	(1,969,257,714)	(916,412,158)
Automatic conversions:
Class A	122,023	41,642	173,448	253,914	3,359,302	870,934
Class C	(122,012)	(41,612)	(178,721)	(260,660)	(3,359,302)	(870,934)
	11	30	(5,273)	(6,746)	—	—
Net increase (decrease) in shares outstanding:
Class A	(33,114)	(1,021,783)	(124,228)	(256,445)	(15,629,175)	86,677,656
Class C	131,610	(533,256)	(196,757)	(363,641)	(5,881,285)	6,256,913
Class I	5,651,899	(4,173,522)	(57,178)	(600,436)	816,078	5,591,476
Class I2	15,387,376	(8,447,042)	—	—	(1,541,559)	(22,077)
Class I3	—	—	—	—	(1,977,728)	(48,980,931)
Class R2	—	—	—	—	(892,685,521)	107,098,190
Class R4	—	—	—	—	(18,438,380)	(26,710,220)
Class R6	—	—	7,165	(11,765)	—	—
	21,137,771	(14,175,603)	(370,998)	(1,232,287)	(935,337,570)	129,911,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Quality Bond		Transamerica High Yield Bond		Transamerica High Yield ESG
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020 (A)
From operations:
Net investment income (loss)	$2,716,741	$5,636,810	$108,994,186	$97,690,932	$691,161	$156,116
Net realized gain (loss)	407,773	1,145,886	55,360,143	(30,053,672)	96,851	(3,823)
Net change in unrealized appreciation (depreciation)	(1,562,748)	(1,296,387)	119,226,911	(29,178,599)	370,020	(163,331)
Net increase (decrease) in net assets resulting from operations	1,561,766	5,486,309	283,581,240	38,458,661	1,158,032	(11,038)

Dividends and/or distributions to shareholders:
Class A	—	—	(3,537,320)	(4,153,927)	—	—
Class C	—	—	(583,235)	(996,309)	—	—
Class I	—	—	(33,399,854)	(15,448,277)	(40,074)	(9,195)
Class I2	—	—	(47,411,072)	(43,238,267)	(735,930)	(175,727)
Class I3	(2,435,466)	(4,455,458)	(11,274,762)	(12,656,643)	—	—
Class R	(187,199)	(348,745)	(1,100,513)	(1,634,345)	—	—
Class R4	(594,805)	(1,181,613)	(12,561,949)	(22,901,908)	—	—
Class R6	—	—	(2,436,463)	(2,477,978)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,217,470)	(5,985,816)	(112,305,168)	(103,507,654)	(776,004)	(184,922)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	22,269,730	23,809,544	—	—
Class C	—	—	3,637,400	3,128,935	—	—
Class I	—	—	444,199,719	648,690,407	71,290	1,000,000
Class I2	—	—	6,672,242	573,034,852	—	19,000,000
Class I3	48,027,178	53,225,012	53,688,916	17,302,976	—	—
Class R	4,239,221	5,916,697	2,607,791	4,805,904	—	—
Class R4	11,954,034	9,894,023	39,021,466	266,983,560	—	—
Class R6	—	—	23,454,466	18,339,755	—	—
	64,220,433	69,035,732	595,551,730	1,556,095,933	71,290	20,000,000
Dividends and/or distributions reinvested:
Class A	—	—	3,257,067	3,800,799	—	—
Class C	—	—	570,267	938,173	—	—
Class I	—	—	31,603,659	14,803,334	40,074	9,195
Class I2	—	—	47,362,727	43,227,311	735,930	175,727
Class I3	2,435,466	4,455,458	11,274,762	12,656,643	—	—
Class R	187,199	348,745	1,078,276	1,430,431	—	—
Class R4	594,805	1,181,613	12,561,857	22,901,908	—	—
Class R6	—	—	2,436,379	2,477,969	—	—
	3,217,470	5,985,816	110,144,994	102,236,568	776,004	184,922
Cost of shares redeemed:
Class A	—	—	(29,912,179)	(43,531,823)	—	—
Class C	—	—	(3,810,539)	(6,128,617)	—	—
Class I	—	—	(191,280,593)	(210,258,098)	—	—
Class I2	—	—	(248,775,492)	(17,375,677)	—	—
Class I3	(53,940,409)	(118,593,264)	(75,841,544)	(79,459,856)	—	—
Class R	(5,759,105)	(4,800,969)	(13,488,833)	(7,679,198)	—	—
Class R4	(7,182,966)	(20,295,265)	(642,636,427)	(43,882,783)	—	—
Class R6	—	—	(11,512,141)	(18,393,435)	—	—
	(66,882,480)	(143,689,498)	(1,217,257,748)	(426,709,487)	—	—
Automatic conversions:
Class A	—	—	6,635,738	4,018,101	—	—
Class C	—	—	(6,635,738)	(4,018,101)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	555,423	(68,667,950)	(511,561,024)	1,231,623,014	847,294	20,184,922
Net increase (decrease) in net assets	(1,100,281)	(69,167,457)	(340,284,952)	1,166,574,021	1,229,322	19,988,962

Net assets:
Beginning of period/year	170,178,563	239,346,020	2,588,143,905	1,421,569,884	19,988,962	—
End of period/year	$169,078,282	$170,178,563	$2,247,858,953	$2,588,143,905	$21,218,284	$19,988,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Quality Bond		Transamerica High Yield Bond		Transamerica High Yield ESG
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020 (A)
Capital share transactions - shares:
Shares issued:
Class A	—	—	2,469,006	2,831,638	—	—
Class C	—	—	402,324	365,612	—	—
Class I	—	—	48,377,113	75,748,848	7,039	100,000
Class I2	—	—	735,157	66,515,449	—	1,900,000
Class I3	4,813,713	5,388,710	5,900,996	2,038,124	—	—
Class R	423,635	594,203	285,913	558,757	—	—
Class R4	1,201,478	1,000,483	4,266,882	30,802,017	—	—
Class R6	—	—	2,545,529	2,096,684	—	—
	6,438,826	6,983,396	64,982,920	180,957,129	7,039	2,000,000
Shares reinvested:
Class A	—	—	357,793	445,061	—	—
Class C	—	—	63,011	110,476	—	—
Class I	—	—	3,436,407	1,721,846	3,947	926
Class I2	—	—	5,150,910	5,045,485	72,492	17,706
Class I3	245,150	459,277	1,226,153	1,465,334	—	—
Class R	18,783	35,984	117,328	166,151	—	—
Class R4	59,880	121,969	1,378,079	2,661,234	—	—
Class R6	—	—	264,618	288,187	—	—
	323,813	617,230	11,994,299	11,903,774	76,439	18,632
Shares redeemed:
Class A	—	—	(3,311,830)	(5,098,775)	—	—
Class C	—	—	(421,212)	(724,132)	—	—
Class I	—	—	(20,786,861)	(24,604,983)	—	—
Class I2	—	—	(26,944,675)	(2,029,590)	—	—
Class I3	(5,413,577)	(11,936,829)	(8,239,401)	(8,912,333)	—	—
Class R	(576,035)	(490,580)	(1,479,516)	(896,605)	—	—
Class R4	(722,734)	(2,047,655)	(70,395,975)	(5,093,346)	—	—
Class R6	—	—	(1,256,643)	(2,193,688)	—	—
	(6,712,346)	(14,475,064)	(132,836,113)	(49,553,452)	—	—
Automatic conversions:
Class A	—	—	733,597	474,162	—	—
Class C	—	—	(736,810)	(476,371)	—	—
	—	—	(3,213)	(2,209)	—	—
Net increase (decrease) in shares outstanding:
Class A	—	—	248,566	(1,347,914)	—	—
Class C	—	—	(692,687)	(724,415)	—	—
Class I	—	—	31,026,659	52,865,711	10,986	100,926
Class I2	—	—	(21,058,608)	69,531,344	72,492	1,917,706
Class I3	(354,714)	(6,088,842)	(1,112,252)	(5,408,875)	—	—
Class R	(133,617)	139,607	(1,076,275)	(171,697)	—	—
Class R4	538,624	(925,203)	(64,751,014)	28,369,905	—	—
Class R6	—	—	1,553,504	191,183	—	—
	50,293	(6,874,438)	(55,862,107)	143,305,242	83,478	2,018,632

(A)	Fund commenced operations on July 31, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Muni		Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$3,681,343	$3,174,368	$3,375,431	$1,579,848	$4,119,292	$1,246,283
Net realized gain (loss)	3,498,625	(1,329,076)	1,190,730	727,630	1,613,672	104,711
Net change in unrealized appreciation (depreciation)	2,722,416	(2,646,649)	1,481,143	3,726,402	759,028	6,649,262
Net increase (decrease) in net assets resulting from operations	9,902,384	(801,357)	6,047,304	6,033,880	6,491,992	8,000,256

Dividends and/or distributions to shareholders:
Class A	(696,690)	(683,904)	(31,788)	(8,598)	—	—
Class C	(295,379)	(348,998)	(18,604)	(2,322)	—	—
Class I	(2,689,381)	(2,446,476)	(301,347)	(53,735)	—	—
Class I2	(385)	(421)	(2,992,641)	(1,094,726)	—	—
Class I3	—	—	—	—	(3,285,451)	(1,333,775)
Class R	—	—	—	—	(275,470)	(94,679)
Class R4	—	—	—	—	(40,622)	(24,677)
Class R6	—	—	(1,937)	(596)	—	—
Return of capital:
Class A	—	(65,834)	—	—	—	—
Class C	—	(33,595)	—	—	—	—
Class I	—	(235,504)	—	—	—	—
Class I2	—	(41)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,681,835)	(3,814,773)	(3,346,317)	(1,159,977)	(3,601,543)	(1,453,131)

Capital share transactions:
Proceeds from shares sold:
Class A	15,743,611	4,812,378	640,447	1,833,310	—	—
Class C	3,488,772	3,163,283	721,399	23,565	—	—
Class I	84,642,478	45,803,869	9,411,332	2,789,400	—	—
Class I2	—	—	32,162,244	4,466,472	—	—
Class I3	—	—	—	—	8,678,562	9,078,534
Class R	—	—	—	—	1,726,935	3,481,541
Class R4	—	—	—	—	458,411	653,522
Class R6	—	—	10,000	—	—	—
	103,874,861	53,779,530	42,945,422	9,112,747	10,863,908	13,213,597
Dividends and/or distributions reinvested:
Class A	687,611	741,021	31,788	8,436	—	—
Class C	294,612	380,786	18,604	2,322	—	—
Class I	2,686,990	2,673,684	301,347	53,735	—	—
Class I2	385	462	2,992,641	1,094,726	—	—
Class I3	—	—	—	—	3,285,451	1,333,775
Class R	—	—	—	—	275,470	94,679
Class R4	—	—	—	—	40,622	24,677
Class R6	—	—	1,937	596	—	—
	3,669,598	3,795,953	3,346,317	1,159,815	3,601,543	1,453,131
Cost of shares redeemed:
Class A	(7,106,304)	(8,731,381)	(241,264)	(1,832,382)	—	—
Class C	(2,355,315)	(2,916,172)	(286,615)	(16,787)	—	—
Class I	(24,075,329)	(58,119,118)	(1,472,987)	(1,852,443)	—	—
Class I2	—	—	(6,109,411)	(44,723,049)	—	—
Class I3	—	—	—	—	(15,399,465)	(21,221,599)
Class R	—	—	—	—	(2,983,207)	(2,790,988)
Class R4	—	—	—	—	(1,391,121)	(1,130,857)
Class R6	—	—	(1)	—	—	—
	(33,536,948)	(69,766,671)	(8,110,278)	(48,424,661)	(19,773,793)	(25,143,444)
Automatic conversions:
Class A	544,465	31,967	107,416	1,128	—	—
Class C	(544,465)	(31,967)	(107,416)	(1,128)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	74,007,511	(12,191,188)	38,181,461	(38,152,099)	(5,308,342)	(10,476,716)
Net increase (decrease) in net assets	80,228,060	(16,807,318)	40,882,448	(33,278,196)	(2,417,893)	(3,929,591)

Net assets:
Beginning of year	92,419,412	109,226,730	94,233,180	127,511,376	112,222,356	116,151,947
End of year	$172,647,472	$92,419,412	$135,115,628	$94,233,180	$109,804,463	$112,222,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Muni		Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A	1,282,523	416,388	57,761	178,574	—	—
Class C	283,086	269,000	67,929	2,344	—	—
Class I	6,853,174	4,011,007	842,142	265,384	—	—
Class I2	—	—	2,863,032	423,869	—	—
Class I3	—	—	—	—	788,561	862,096
Class R	—	—	—	—	156,242	333,227
Class R4	—	—	—	—	41,455	62,487
Class R6	—	—	880	—	—	—
	8,418,783	4,696,395	3,831,744	870,171	986,258	1,257,810
Shares reinvested:
Class A	56,115	63,812	2,861	810	—	—
Class C	24,067	32,816	1,718	226	—	—
Class I	219,000	230,094	26,907	5,091	—	—
Class I2	31	40	266,831	103,966	—	—
Class I3	—	—	—	—	297,898	128,211
Class R	—	—	—	—	24,942	9,078
Class R4	—	—	—	—	3,677	2,366
Class R6	—	—	173	56	—	—
	299,213	326,762	298,490	110,149	326,517	139,655
Shares redeemed:
Class A	(574,481)	(767,211)	(21,777)	(175,012)	—	—
Class C	(191,722)	(251,996)	(26,512)	(1,638)	—	—
Class I	(1,960,464)	(5,136,990)	(131,837)	(178,635)	—	—
Class I2	—	—	(547,932)	(4,288,363)	—	—
Class I3	—	—	—	—	(1,401,235)	(2,044,009)
Class R	—	—	—	—	(269,172)	(267,688)
Class R4	—	—	—	—	(127,516)	(108,418)
	(2,726,667)	(6,156,197)	(728,058)	(4,643,648)	(1,797,923)	(2,420,115)
Automatic conversions:
Class A	44,705	2,808	9,756	110	—	—
Class C	(44,640)	(2,805)	(10,012)	(112)	—	—
	65	3	(256)	(2)	—	—
Net increase (decrease) in shares outstanding:
Class A	808,862	(284,203)	48,601	4,482	—	—
Class C	70,791	47,015	33,123	820	—	—
Class I	5,111,710	(895,889)	737,212	91,840	—	—
Class I2	31	40	2,581,931	(3,760,528)	—	—
Class I3	—	—	—	—	(314,776)	(1,053,702)
Class R	—	—	—	—	(87,988)	74,617
Class R4	—	—	—	—	(82,384)	(43,565)
Class R6	—	—	1,053	56	—	—
	5,991,394	(1,133,037)	3,401,920	(3,663,330)	(485,148)	(1,022,650)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Bond		Transamerica Intermediate Muni		Transamerica International Equity
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$32,129,688	$44,564,739	$45,177,113	$34,232,038	$104,121,766	$68,790,321
Net realized gain (loss)	25,486,795	79,792,419	24,975,905	(1,994,916)	192,948,905	(171,750,754)
Net change in unrealized appreciation (depreciation)	(49,824,593)	(5,750,715)	91,788	18,156,703	1,183,218,061	(303,158,312)
Net increase (decrease) in net assets resulting from operations	7,791,890	118,606,443	70,244,806	50,393,825	1,480,288,732	(406,118,745)

Dividends and/or distributions to shareholders:
Class A	—	—	(4,594,355)	(4,732,319)	(697,951)	(3,866,427)
Class C	—	—	(1,535,160)	(2,112,410)	—	(770,760)
Class I	—	—	(39,047,603)	(34,632,751)	(29,668,975)	(60,537,092)
Class I2	(65,503,969)	(33,993,563)	(221)	(214)	(22,003,572)	(55,020,620)
Class I3	(20,657,531)	(9,443,631)	—	—	(3,137,564)	(5,988,789)
Class R	(1,875,981)	(816,989)	—	—	(255,613)	(743,068)
Class R4	(7,344,444)	(3,379,895)	—	—	(230,220)	(509,323)
Class R6 (A)	(80)	—	—	—	(3,500,805)	(7,323,736)
Return of capital:
Class A	—	—	—	(791,274)	—	—
Class C	—	—	—	(353,226)	—	—
Class I	—	—	—	(5,790,954)	—	—
Class I2	—	—	—	(69)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(95,382,005)	(47,634,078)	(45,177,339)	(48,413,217)	(59,494,700)	(134,759,815)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	86,034,790	90,873,850	28,816,865	48,904,275
Class C	—	—	24,147,327	26,966,419	5,330,869	3,392,641
Class I	—	—	874,545,250	983,697,491	1,029,040,374	1,242,855,491
Class I2	52,923,278	55,112,361	—	—	69,932,021	89,612,245
Class I3	82,607,738	55,306,002	—	—	10,393,576	46,197,288
Class R	3,626,138	8,809,500	—	—	1,851,287	1,722,842
Class R4	23,358,449	26,112,930	—	—	3,549,625	4,551,848
Class R6 (A)	10,000	—	—	—	207,826,939	78,758,238
	162,525,603	145,340,793	984,727,367	1,101,537,760	1,356,741,556	1,515,994,868
Dividends and/or distributions reinvested:
Class A	—	—	4,082,169	4,985,003	521,040	3,381,249
Class C	—	—	1,335,710	2,065,223	—	655,134
Class I	—	—	32,338,680	31,702,694	27,157,141	55,216,987
Class I2	65,503,969	33,993,563	221	283	22,003,572	55,020,620
Class I3	20,657,531	9,443,631	—	—	3,137,564	5,988,789
Class R	1,875,981	816,989	—	—	255,613	743,068
Class R4	7,344,444	3,379,895	—	—	230,220	509,323
Class R6 (A)	80	—	—	—	3,408,490	7,180,647
	95,382,005	47,634,078	37,756,780	38,753,203	56,713,640	128,695,817
Cost of shares redeemed:
Class A	—	—	(67,617,114)	(71,934,360)	(108,586,873)	(42,641,856)
Class C	—	—	(21,145,897)	(30,834,828)	(8,380,084)	(15,415,451)
Class I	—	—	(500,004,682)	(482,756,780)	(656,607,726)	(1,361,048,212)
Class I2	(201,612,445)	(690,868,803)	—	—	(425,422,661)	(461,729,666)
Class I3	(101,776,046)	(178,302,842)	—	—	(123,842,546)	(36,631,066)
Class R	(14,153,414)	(20,628,903)	—	—	(5,236,254)	(5,292,293)
Class R4	(33,441,016)	(51,408,095)	—	—	(4,078,574)	(4,445,353)
Class R6 (A)	—	—	—	—	(68,378,842)	(90,191,366)
	(350,982,921)	(941,208,643)	(588,767,693)	(585,525,968)	(1,400,533,560)	(2,017,395,263)
Automatic conversions:
Class A	—	—	13,351,751	2,845,240	3,233,080	2,563,370
Class C	—	—	(13,351,751)	(2,845,240)	(3,233,080)	(2,563,370)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(93,075,313)	(748,233,772)	433,716,454	554,764,995	12,921,636	(372,704,578)
Net increase (decrease) in net assets	(180,665,428)	(677,261,407)	458,783,921	556,745,603	1,433,715,668	(913,583,138)

Net assets:
Beginning of year	1,865,117,913	2,542,379,320	2,273,355,748	1,716,610,145	3,924,906,569	4,838,489,707
End of year	$1,684,452,485	$1,865,117,913	$2,732,139,669	$2,273,355,748	$5,358,622,237	$3,924,906,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Bond		Transamerica Intermediate Muni		Transamerica International Equity
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A	—	—	7,138,491	7,698,776	1,408,603	3,033,594
Class C	—	—	2,008,221	2,287,918	262,023	202,237
Class I	—	—	72,266,431	83,234,576	50,279,444	80,619,823
Class I2	5,057,094	5,207,917	—	—	3,487,010	6,160,804
Class I3	7,879,812	5,174,493	—	—	493,384	2,871,714
Class R	343,069	817,112	—	—	88,107	105,836
Class R4	2,215,884	2,430,130	—	—	166,534	279,146
Class R6 (A)	966	—	—	—	9,959,440	4,789,549
	15,496,825	13,629,652	81,413,143	93,221,270	66,144,545	98,062,703
Shares reinvested:
Class A	—	—	338,943	422,059	27,908	187,223
Class C	—	—	111,176	175,247	—	36,682
Class I	—	—	2,675,504	2,673,273	1,442,227	3,025,588
Class I2	6,221,470	3,190,159	19	24	1,167,298	3,013,177
Class I3	1,959,275	883,740	—	—	165,309	325,655
Class R	177,450	76,466	—	—	13,418	40,231
Class R4	696,106	315,935	—	—	12,123	27,681
Class R6 (A)	8	—	—	—	179,017	389,195
	9,054,309	4,466,300	3,125,642	3,270,603	3,007,300	7,045,432
Shares redeemed:
Class A	—	—	(5,615,242)	(6,134,186)	(5,769,619)	(2,677,550)
Class C	—	—	(1,760,186)	(2,634,458)	(435,041)	(983,942)
Class I	—	—	(41,365,565)	(41,224,777)	(31,811,027)	(88,605,884)
Class I2	(19,414,503)	(64,909,562)	—	—	(20,022,330)	(28,927,210)
Class I3	(9,712,349)	(16,768,924)	—	—	(5,758,556)	(2,125,770)
Class R	(1,347,349)	(1,912,164)	—	—	(248,387)	(327,688)
Class R4	(3,107,556)	(4,828,882)	—	—	(198,223)	(276,501)
Class R6 (A)	—	—	—	—	(3,272,516)	(5,538,943)
	(33,581,757)	(88,419,532)	(48,740,993)	(49,993,421)	(67,515,699)	(129,463,488)
Automatic conversions:
Class A	—	—	1,106,061	239,508	156,076	156,734
Class C	—	—	(1,108,183)	(239,946)	(158,408)	(159,233)
	—	—	(2,122)	(438)	(2,332)	(2,499)
Net increase (decrease) in shares outstanding:
Class A	—	—	2,968,253	2,226,157	(4,177,032)	700,001
Class C	—	—	(748,972)	(411,239)	(331,426)	(904,256)
Class I	—	—	33,576,370	44,683,072	19,910,644	(4,960,473)
Class I2	(8,135,939)	(56,511,486)	19	24	(15,368,022)	(19,753,229)
Class I3	126,738	(10,710,691)	—	—	(5,099,863)	1,071,599
Class R	(826,830)	(1,018,586)	—	—	(146,862)	(181,621)
Class R4	(195,566)	(2,082,817)	—	—	(19,566)	30,326
Class R6 (A)	974	—	—	—	6,865,941	(360,199)
	(9,030,623)	(70,323,580)	35,795,670	46,498,014	1,633,814	(24,357,852)

(A)	Class R6 commenced operations for Transamerica Intermediate Bond on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Growth		Transamerica International Small Cap Value		Transamerica International Stock
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$29,511,774	$18,023,199	$12,927,950	$5,871,905	$3,096,658	$1,705,574
Net realized gain (loss)	127,656,475	(16,453,969)	31,659,574	5,664,265	12,766,006	(4,099,547)
Net change in unrealized appreciation (depreciation)	294,887,724	64,933,192	144,294,046	(15,239,888)	25,077,203	(8,427,994)
Net increase (decrease) in net assets resulting from operations	452,055,973	66,502,422	188,881,570	(3,703,718)	40,939,867	(10,821,967)

Dividends and/or distributions to shareholders:
Class A	(1,630)	(1,722)	—	—	(6,314)	—
Class I	(196)	(335)	(2,686,636)	(2,374,910)	(6,904)	(594)
Class I2	(17,217,444)	(23,067,648)	(3,728,380)	(10,778,003)	(1,680,254)	(114,563)
Class R6	(127)	(203)	—	—	(6,826)	(571)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,219,397)	(23,069,908)	(6,415,016)	(13,152,913)	(1,700,298)	(115,728)

Capital share transactions:
Proceeds from shares sold:
Class A	378,801	128,311	—	—	110,596	44,662
Class I	1,157	1,000	76,100,599	149,487,207	—	—
Class I2	42,782,286	292,676,339	121,139,524	3,719,310	1,507,867	44,897,615
	43,162,244	292,805,650	197,240,123	153,206,517	1,618,463	44,942,277
Dividends and/or distributions reinvested:
Class A	1,630	1,722	—	—	6,314	—
Class I	196	335	2,678,636	2,340,217	6,904	594
Class I2	17,217,444	23,067,648	3,728,380	10,778,003	1,680,254	114,563
Class R6	127	203	—	—	6,826	571
	17,219,397	23,069,908	6,407,016	13,118,220	1,700,298	115,728
Cost of shares redeemed:
Class A	(105,193)	(50,071)	—	—	(158)	(17,008)
Class I	(35)	(15)	(45,188,867)	(34,368,431)	—	(14,527)
Class I2	(466,575,856)	(81,755,840)	(17,451,390)	(166,487,204)	(11,542,950)	(4,602,083)
	(466,681,084)	(81,805,926)	(62,640,257)	(200,855,635)	(11,543,108)	(4,633,618)
Net increase (decrease) in net assets resulting from capital share transactions	(406,299,443)	234,069,632	141,006,882	(34,530,898)	(8,224,347)	40,424,387
Net increase (decrease) in net assets	28,537,133	277,502,146	323,473,436	(51,387,529)	31,015,222	29,486,692

Net assets:
Beginning of year	1,439,756,972	1,162,254,826	514,746,948	566,134,477	107,465,764	77,979,072
End of year	$1,468,294,105	$1,439,756,972	$838,220,384	$514,746,948	$138,480,986	$107,465,764

Capital share transactions - shares:
Shares issued:
Class A	38,673	16,704	—	—	10,710	4,757
Class I	116	127	4,793,306	13,967,764	—	—
Class I2	4,556,965	39,473,275	7,188,116	380,802	138,315	4,855,976
	4,595,754	39,490,106	11,981,422	14,348,566	149,025	4,860,733
Shares reinvested:
Class A	179	224	—	—	635	—
Class I	22	43	191,331	177,558	693	60
Class I2	1,898,285	3,003,600	265,933	817,134	168,531	11,537
Class R6	14	26	—	—	685	57
	1,898,500	3,003,893	457,264	994,692	170,544	11,654
Shares redeemed:
Class A	(10,690)	(6,567)	—	—	(15)	(1,701)
Class I	(4)	(2)	(3,047,089)	(3,072,533)	—	(1,450)
Class I2	(46,126,119)	(11,602,363)	(1,100,957)	(14,058,376)	(1,038,206)	(549,453)
	(46,136,813)	(11,608,932)	(4,148,046)	(17,130,909)	(1,038,221)	(552,604)
Net increase (decrease) in shares outstanding:
Class A	28,162	10,361	—	—	11,330	3,056
Class I	134	168	1,937,548	11,072,789	693	(1,390)
Class I2	(39,670,869)	30,874,512	6,353,092	(12,860,440)	(731,360)	4,318,060
Class R6	14	26	—	—	685	57
	(39,642,559)	30,885,067	8,290,640	(1,787,651)	(718,652)	4,319,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Cap Value		Transamerica Large Core		Transamerica Large Growth
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$25,161,979	$40,405,645	$1,699,503	$2,464,221	$(5,332,790)	$(3,564,478)
Net realized gain (loss)	337,873,845	(264,651,953)	29,034,402	13,346,867	236,939,557	159,524,320
Net change in unrealized appreciation (depreciation)	548,344,476	(22,285,601)	36,038,792	1,667,002	143,867,103	246,913,333
Net increase (decrease) in net assets resulting from operations	911,380,300	(246,531,909)	66,772,697	17,478,090	375,473,870	402,873,175

Dividends and/or distributions to shareholders:
Class A	(525,971)	(3,334,303)	—	—	—	—
Class C	(60,273)	(1,202,352)	—	—	—	—
Class I	(783,640)	(9,061,707)	—	—	—	—
Class I2	(22,929,567)	(78,087,363)	—	—	—	—
Class I3	—	—	(10,515,694)	(2,483,040)	(125,877,488)	(119,368,201)
Class R	—	—	(5,042,853)	(710,117)	(26,451,482)	(22,410,796)
Class R4	—	—	(187,240)	(57,356)	(8,515,569)	(6,771,539)
Class R6 (A)	(320,845)	(1,450,249)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,620,296)	(93,135,974)	(15,745,787)	(3,250,513)	(160,844,539)	(148,550,536)

Capital share transactions:
Proceeds from shares sold:
Class A	21,606,431	7,842,464	—	—	—	—
Class C	4,540,437	2,115,715	—	—	—	—
Class I	59,110,371	39,788,143	—	—	—	—
Class I2	495,690,773	715,822,737	—	—	—	—
Class I3	—	—	1,809,512	1,920,000	41,898,283	7,973,435
Class R	—	—	1,720,456	2,391,672	10,321,621	11,649,455
Class R4	—	—	167,978	93,624	11,180,522	8,087,967
Class R6 (A)	5,739,402	7,026,988	—	—	10,000	—
	586,687,414	772,596,047	3,697,946	4,405,296	63,410,426	27,710,857
Dividends and/or distributions reinvested:
Class A	478,492	3,041,302	—	—	—	—
Class C	50,613	924,887	—	—	—	—
Class I	616,006	6,777,622	—	—	—	—
Class I2	22,929,567	78,087,363	—	—	—	—
Class I3	—	—	10,515,694	2,483,040	125,877,488	119,368,201
Class R	—	—	5,042,853	710,117	26,451,482	22,410,796
Class R4	—	—	187,240	57,356	8,515,569	6,771,539
Class R6 (A)	320,845	1,450,249	—	—	—	—
	24,395,523	90,281,423	15,745,787	3,250,513	160,844,539	148,550,536
Cost of shares redeemed:
Class A	(18,654,259)	(30,253,219)	—	—	—	—
Class C	(5,363,277)	(19,676,811)	—	—	—	—
Class I	(56,953,921)	(189,634,403)	—	—	—	—
Class I2	(485,703,112)	(583,033,685)	—	—	—	—
Class I3	—	—	(18,798,924)	(97,788,262)	(135,832,051)	(199,324,676)
Class R	—	—	(12,548,407)	(12,116,207)	(31,107,587)	(30,467,740)
Class R4	—	—	(241,938)	(3,528,615)	(16,283,411)	(13,448,139)
Class R6 (A)	(17,642,874)	(8,788,826)	—	—	—	—
	(584,317,443)	(831,386,944)	(31,589,269)	(113,433,084)	(183,223,049)	(243,240,555)
Automatic conversions:
Class A	2,189,226	1,254,102	—	—	—	—
Class C	(2,189,226)	(1,254,102)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	26,765,494	31,490,526	(12,145,536)	(105,777,275)	41,031,916	(66,979,162)
Net increase (decrease) in net assets	913,525,498	(308,177,357)	38,881,374	(91,549,698)	255,661,247	187,343,477

Net assets:
Beginning of year	1,617,058,680	1,925,236,037	166,504,568	258,054,266	980,742,853	793,399,376
End of year	$2,530,584,178	$1,617,058,680	$205,385,942	$166,504,568	$1,236,404,100	$980,742,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Cap Value		Transamerica Large Core		Transamerica Large Growth
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

Capital share transactions - shares:
Shares issued:
Class A	1,717,239	843,441	—	—	—	—
Class C	358,134	206,758	—	—	—	—
Class I	4,663,168	4,119,268	—	—	—	—
Class I2	39,558,431	74,926,210	—	—	—	—
Class I3	—	—	150,511	209,171	2,173,892	585,532
Class R	—	—	142,087	239,817	561,166	827,171
Class R4	—	—	14,060	9,004	614,700	575,957
Class R6 (A)	471,558	755,911	—	—	558	—
	46,768,530	80,851,588	306,658	457,992	3,350,316	1,988,660
Shares reinvested:
Class A	41,545	296,984	—	—	—	—
Class C	4,739	87,966	—	—	—	—
Class I	52,118	651,132	—	—	—	—
Class I2	1,928,052	7,791,838	—	—	—	—
Class I3	—	—	951,756	250,237	7,044,068	10,317,044
Class R	—	—	458,748	71,908	1,504,635	1,955,567
Class R4	—	—	16,970	5,848	479,210	587,297
Class R6 (A)	27,632	143,742	—	—	—	—
	2,054,086	8,971,662	1,427,474	327,993	9,027,913	12,859,908
Shares redeemed:
Class A	(1,534,875)	(3,183,361)	—	—	—	—
Class C	(449,023)	(2,033,817)	—	—	—	—
Class I	(4,904,452)	(19,676,029)	—	—	—	—
Class I2	(38,298,156)	(61,874,732)	—	—	—	—
Class I3	—	—	(1,522,607)	(9,339,164)	(7,158,396)	(14,591,990)
Class R	—	—	(1,003,710)	(1,235,306)	(1,704,074)	(2,294,933)
Class R4	—	—	(20,726)	(327,006)	(888,825)	(889,133)
Class R6 (A)	(1,478,311)	(912,534)	—	—	—	—
	(46,664,817)	(87,680,473)	(2,547,043)	(10,901,476)	(9,751,295)	(17,776,056)
Automatic conversions:
Class A	171,409	134,470	—	—	—	—
Class C	(172,587)	(135,237)	—	—	—	—
	(1,178)	(767)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	395,318	(1,908,466)	—	—	—	—
Class C	(258,737)	(1,874,330)	—	—	—	—
Class I	(189,166)	(14,905,629)	—	—	—	—
Class I2	3,188,327	20,843,316	—	—	—	—
Class I3	—	—	(420,340)	(8,879,756)	2,059,564	(3,689,414)
Class R	—	—	(402,875)	(923,581)	361,727	487,805
Class R4	—	—	10,304	(312,154)	205,085	274,121
Class R6 (A)	(979,121)	(12,881)	—	—	558	—
	2,156,621	2,142,010	(812,911)	(10,115,491)	2,626,934	(2,927,488)

(A)	Class R6 commenced operations for Transamerica Large Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Value Opportunities		Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$7,427,339	$9,115,914	$(1,853,954)	$(1,108,989)	$8,449,271	$14,520,984
Net realized gain (loss)	65,344,664	(13,795,632)	109,996,723	20,305,200	330,963,162	(28,025,278)
Net change in unrealized appreciation (depreciation)	60,520,168	(26,786,024)	12,465,481	38,860,110	259,785,401	(115,182,318)
Net increase (decrease) in net assets resulting from operations	133,292,171	(31,465,742)	120,608,250	58,056,321	599,197,834	(128,686,612)

Dividends and/or distributions to shareholders:
Class A	—	—	(695,547)	(208,795)	(99,450)	(694,686)
Class C	—	—	(78,496)	(26,101)	—	(594,668)
Class I	—	—	(79,553)	(16,021)	(5,207,038)	(20,206,202)
Class I2	—	—	(20,365,628)	(2,699,917)	(4,054,037)	(11,157,523)
Class I3	(6,124,302)	(10,356,721)	(1,808,466)	(654,480)	(1,292,516)	(8,364,563)
Class R	(1,028,286)	(1,716,469)	(1,194,775)	(369,115)	(290,706)	(2,016,833)
Class R4	(233,844)	(636,156)	(17,577)	(6,606)	(819,473)	(3,639,334)
Class R6 (A)	—	—	—	—	(2,465,827)	(9,301,409)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,386,432)	(12,709,346)	(24,240,042)	(3,981,035)	(14,229,047)	(55,975,218)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	5,041,782	4,813,519	12,100,662	6,054,533
Class C	—	—	193,656	260,197	3,027,450	2,630,825
Class I	—	—	496,281	825,623	209,264,153	237,628,354
Class I2	—	—	55,155,484	217,314,648	51,370,010	99,912,706
Class I3	3,796,796	14,171,316	775,332	3,389,359	3,677,471	7,069,779
Class R	2,598,631	3,738,478	2,472,339	4,948,192	3,032,180	3,705,257
Class R4	3,658,370	4,617,080	43,822	193,389	11,790,965	7,236,699
Class R6 (A)	—	—	10,000	—	39,157,427	59,104,519
	10,053,797	22,526,874	64,188,696	231,744,927	333,420,318	423,342,672
Dividends and/or distributions reinvested:
Class A	—	—	695,547	208,428	88,145	638,177
Class C	—	—	78,496	26,101	—	541,318
Class I	—	—	72,218	16,021	4,638,921	18,138,218
Class I2	—	—	20,365,628	2,699,917	4,054,037	11,157,523
Class I3	6,124,302	10,356,721	1,808,466	654,480	1,292,516	8,364,563
Class R	1,028,286	1,716,469	1,194,775	369,115	290,706	2,016,833
Class R4	233,844	636,156	17,577	6,606	819,473	3,639,334
Class R6 (A)	—	—	—	—	2,465,827	9,301,409
	7,386,432	12,709,346	24,232,707	3,980,668	13,649,625	53,797,375
Cost of shares redeemed:
Class A	—	—	(5,359,565)	(6,040,162)	(7,113,808)	(10,885,239)
Class C	—	—	(109,248)	(363,546)	(3,972,056)	(6,497,088)
Class I	—	—	(94,894)	(304,896)	(252,804,096)	(231,217,644)
Class I2	—	—	(241,814,462)	(28,922,359)	(277,005,167)	(54,331,682)
Class I3	(50,261,417)	(175,687,627)	(11,159,248)	(11,798,005)	(40,505,259)	(93,120,790)
Class R	(11,607,011)	(14,254,250)	(6,512,929)	(6,306,802)	(11,265,213)	(14,215,936)
Class R4	(17,781,251)	(21,401,710)	(270,502)	(307,649)	(16,650,734)	(15,442,258)
Class R6 (A)	—	—	—	—	(156,739,421)	(47,800,871)
	(79,649,679)	(211,343,587)	(265,320,848)	(54,043,419)	(766,055,754)	(473,511,508)
Automatic conversions:
Class A	—	—	184,656	105,131	664,426	300,596
Class C	—	—	(184,656)	(105,131)	(664,426)	(300,596)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(62,209,450)	(176,107,367)	(176,899,445)	181,682,176	(418,985,811)	3,628,539
Net increase (decrease) in net assets	63,696,289	(220,282,455)	(80,531,237)	235,757,462	165,982,976	(181,033,291)

Net assets:
Beginning of year	329,590,547	549,873,002	466,118,664	230,361,202	1,249,592,645	1,430,625,936
End of year	$393,286,836	$329,590,547	$385,587,427	$466,118,664	$1,415,575,621	$1,249,592,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Value Opportunities		Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

Capital share transactions - shares:
Shares issued:
Class A	—	—	367,626	456,350	883,827	589,400
Class C	—	—	14,850	26,776	222,626	268,947
Class I	—	—	35,121	77,810	15,328,813	25,445,634
Class I2	—	—	3,582,340	19,322,648	4,879,380	9,614,374
Class I3	371,145	1,766,093	55,556	324,455	263,959	785,323
Class R	245,402	455,777	178,685	464,376	220,319	387,292
Class R4	356,014	559,130	3,117	17,439	841,469	752,341
Class R6 (A)	—	—	721	—	2,875,202	5,747,976
	972,561	2,781,000	4,238,016	20,689,854	25,515,595	43,591,287
Shares reinvested:
Class A	—	—	52,376	19,497	7,445	54,545
Class C	—	—	6,351	2,595	—	46,827
Class I	—	—	5,345	1,479	390,811	1,547,629
Class I2	—	—	1,496,372	247,699	341,249	951,196
Class I3	588,822	1,207,416	132,975	60,099	108,342	710,065
Class R	99,104	202,489	89,029	34,146	24,307	170,773
Class R4	23,322	75,531	1,293	606	68,461	307,896
Class R6 (A)	—	—	—	—	206,001	787,588
	711,248	1,485,436	1,783,741	366,121	1,146,616	4,576,519
Shares redeemed:
Class A	—	—	(391,889)	(583,087)	(534,733)	(1,107,071)
Class C	—	—	(8,620)	(37,753)	(298,694)	(677,212)
Class I	—	—	(6,866)	(29,853)	(18,397,473)	(23,632,219)
Class I2	—	—	(17,831,021)	(2,328,916)	(19,413,807)	(5,210,796)
Class I3	(4,840,490)	(18,833,646)	(767,034)	(1,069,767)	(2,995,137)	(8,299,218)
Class R	(1,109,722)	(1,681,508)	(466,772)	(611,962)	(836,000)	(1,354,420)
Class R4	(1,876,282)	(2,356,183)	(19,422)	(24,589)	(1,228,909)	(1,484,080)
Class R6 (A)	—	—	—	—	(10,889,128)	(4,733,451)
	(7,826,494)	(22,871,337)	(19,491,624)	(4,685,927)	(54,593,881)	(46,498,467)
Automatic conversions:
Class A	—	—	13,522	11,109	47,748	30,102
Class C	—	—	(14,552)	(11,836)	(48,558)	(30,590)
	—	—	(1,030)	(727)	(810)	(488)
Net increase (decrease) in shares outstanding:
Class A	—	—	41,635	(96,131)	404,287	(433,024)
Class C	—	—	(1,971)	(20,218)	(124,626)	(392,028)
Class I	—	—	33,600	49,436	(2,677,849)	3,361,044
Class I2	—	—	(12,752,309)	17,241,431	(14,193,178)	5,354,774
Class I3	(3,880,523)	(15,860,137)	(578,503)	(685,213)	(2,622,836)	(6,803,830)
Class R	(765,216)	(1,023,242)	(199,058)	(113,440)	(591,374)	(796,355)
Class R4	(1,496,946)	(1,721,522)	(15,012)	(6,544)	(318,979)	(423,843)
Class R6 (A)	—	—	721	—	(7,807,925)	1,802,113
	(6,142,685)	(18,604,901)	(13,470,897)	16,369,321	(27,932,480)	1,668,851

(A)	Class R6 commenced operations for Transamerica Mid Cap Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$11,912,454	$9,663,782	$7,386,857	$9,188,889	$48,401,529	$65,239,923
Net realized gain (loss)	17,136,262	(2,763,793)	86,272,630	43,359,626	16,030,234	(190,797)
Net change in unrealized appreciation (depreciation)	52,058,642	(4,928,465)	181,382,553	39,744,216	(13,879,348)	(11,097,201)
Net increase (decrease) in net assets resulting from operations	81,107,358	1,971,524	275,042,040	92,292,731	50,552,415	53,951,925

Dividends and/or distributions to shareholders:
Class A	(2,466,508)	(1,340,768)	(28,174,083)	(22,137,786)	(10,701,317)	(14,589,317)
Class C	(1,630,668)	(1,533,848)	(9,400,455)	(6,566,522)	(1,102,600)	(3,478,237)
Class I	(8,068,651)	(7,063,932)	(15,528,300)	(10,369,114)	(34,036,232)	(41,287,337)
Class I2	(541)	(533)	—	—	(2,412,577)	(6,905,751)
Class R6	—	—	(1,012,241)	(612,950)	(3,077,056)	(855,455)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,166,368)	(9,939,081)	(54,115,079)	(39,686,372)	(51,329,782)	(67,116,097)

Capital share transactions:
Proceeds from shares sold:
Class A	18,561,670	16,663,501	60,696,682	56,864,956	236,724,394	208,405,218
Class C	24,811,938	18,592,863	56,108,189	49,640,583	30,610,480	52,736,345
Class I	145,756,745	100,904,471	100,266,304	82,970,981	1,441,307,254	1,247,387,825
Class I2	—	—	—	—	88,018,906	195,572,936
Class R6	—	—	17,671,124	5,537,711	192,394,726	30,164,598
	189,130,353	136,160,835	234,742,299	195,014,231	1,989,055,760	1,734,266,922
Issued from fund acquisition:
Class A	70,567,616	—	—	—	—	—
Class C	16,215,922	—	—	—	—	—
Class I	19,920,834	—	—	—	—	—
	106,704,372	—	—	—	—	—
Dividends and/or distributions reinvested:
Class A	2,350,549	1,294,695	27,582,702	21,761,739	9,651,772	13,410,015
Class C	1,618,679	1,501,460	9,109,074	6,175,460	1,008,303	3,046,783
Class I	8,025,144	7,025,798	14,062,210	9,445,456	29,129,324	34,241,902
Class I2	541	533	—	—	2,412,577	6,901,065
Class R6	—	—	623,858	387,875	3,042,506	758,271
	11,994,913	9,822,486	51,377,844	37,770,530	45,244,482	58,358,036
Cost of shares redeemed:
Class A	(15,841,562)	(16,662,618)	(93,563,033)	(103,456,016)	(221,294,229)	(255,876,525)
Class C	(9,939,267)	(11,070,621)	(42,674,921)	(33,906,819)	(40,266,334)	(57,376,423)
Class I	(41,665,990)	(85,219,846)	(69,939,806)	(53,669,730)	(1,049,958,207)	(1,042,527,804)
Class I2	—	—	—	—	(107,370,128)	(322,094,410)
Class R6	—	—	(9,300,730)	(2,680,074)	(13,055,356)	(23,814,862)
	(67,446,819)	(112,953,085)	(215,478,490)	(193,712,639)	(1,431,944,254)	(1,701,690,024)
Automatic conversions:
Class A	10,787,314	2,460,873	43,152,761	10,877,866	60,316,266	67,018,293
Class C	(10,787,314)	(2,460,873)	(43,152,761)	(10,877,866)	(60,316,266)	(67,018,293)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	240,382,819	33,030,236	70,641,653	39,072,122	602,355,988	90,934,934
Net increase (decrease) in net assets	309,323,809	25,062,679	291,568,614	91,678,481	601,578,621	77,770,762

Net assets:
Beginning of year	259,760,014	234,697,335	1,103,106,492	1,011,428,011	3,127,620,802	3,049,850,040
End of year	$569,083,823	$259,760,014	$1,394,675,106	$1,103,106,492	$3,729,199,423	$3,127,620,802

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

Capital share transactions - shares:
Shares issued:
Class A	1,363,700	1,432,626	1,816,372	1,949,135	22,787,349	20,357,830
Class C	1,837,938	1,605,159	1,718,890	1,737,413	2,950,402	5,169,945
Class I	10,636,043	8,852,708	2,978,903	2,809,228	141,078,281	124,034,591
Class I2	—	—	—	—	8,623,971	19,354,606
Class R6	—	—	520,505	188,767	18,866,341	3,016,692
	13,837,681	11,890,493	7,034,670	6,684,543	194,306,344	171,933,664
Shares issued on fund acquisition:
Class A	5,087,201	—	—	—	—	—
Class C	1,175,220	—	—	—	—	—
Class I	1,435,260	—	—	—	—	—
	7,697,681	—	—	—	—	—
Shares reinvested:
Class A	172,594	119,766	869,415	762,921	928,825	1,313,913
Class C	121,152	139,872	295,557	219,761	97,186	299,226
Class I	595,820	653,879	439,843	329,659	2,852,151	3,413,402
Class I2	43	51	—	—	236,501	690,032
Class R6	—	—	19,396	13,542	297,880	75,562
	889,609	913,568	1,624,211	1,325,883	4,412,543	5,792,135
Shares redeemed:
Class A	(1,158,875)	(1,568,707)	(2,791,835)	(3,617,220)	(21,296,257)	(25,159,077)
Class C	(738,724)	(1,010,727)	(1,292,929)	(1,215,769)	(3,882,425)	(5,653,657)
Class I	(3,092,276)	(7,854,514)	(2,087,116)	(1,867,958)	(102,770,910)	(104,993,232)
Class I2	—	—	—	—	(10,546,018)	(32,718,837)
Class R6	—	—	(269,323)	(90,381)	(1,277,533)	(2,391,686)
	(4,989,875)	(10,433,948)	(6,441,203)	(6,791,328)	(139,773,143)	(170,916,489)
Automatic conversions:
Class A	785,342	214,947	1,296,029	366,715	5,806,520	6,550,917
Class C	(789,449)	(215,998)	(1,324,563)	(374,228)	(5,814,127)	(6,563,509)
	(4,107)	(1,051)	(28,534)	(7,513)	(7,607)	(12,592)
Net increase (decrease) in shares outstanding:
Class A	6,249,962	198,632	1,189,981	(538,449)	8,226,437	3,063,583
Class C	1,606,137	518,306	(603,045)	367,177	(6,648,964)	(6,747,995)
Class I	9,574,847	1,652,073	1,331,630	1,270,929	41,159,522	22,454,761
Class I2	43	51	—	—	(1,685,546)	(12,674,199)
Class R6	—	—	270,578	111,928	17,886,688	700,568
	17,430,989	2,369,062	2,189,144	1,211,585	58,938,137	6,796,718

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$(1,479,069)	$(1,329,449)	$5,715,997	$1,010,007	$2,453,737	$4,945,354
Net realized gain (loss)	29,119,502	15,016,375	232,095,300	(8,041,199)	134,616,679	(46,127,028)
Net change in unrealized appreciation (depreciation)	64,362,898	3,997,968	151,218,363	(7,976,971)	174,508,843	(56,312,013)
Net increase (decrease) in net assets resulting from operations	92,003,331	17,684,894	389,029,660	(15,008,163)	311,579,259	(97,493,687)
Dividends and/or distributions to shareholders:
Class A	(1,631,899)	(1,056,936)	—	(174,711)	(1,553,009)	(11,113,612)
Class C	(406,524)	(311,870)	—	(24,525)	—	(3,497,263)
Class I	(3,461,762)	(2,503,008)	(25,298)	(640,359)	(2,062,016)	(10,236,353)
Class I2	(7,554,879)	(3,751,739)	(2,370,495)	(2,169,732)	(184,457)	(722,448)
Class I3	(2,601,429)	(1,779,450)	(79,701)	(1,017,542)	—	—
Class R	(1,423,743)	(1,064,589)	—	(286,573)	—	—
Class R4	(8,787)	(16,978)	(79)	(13,588)	—	—
Class R6	(7,549)	(4,843)	(163)	(2,478)	(524,956)	(1,753,628)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,096,572)	(10,489,413)	(2,475,736)	(4,329,508)	(4,324,438)	(27,323,304)

Capital share transactions:
Proceeds from shares sold:
Class A	5,083,751	4,396,063	7,179,845	1,414,811	37,261,575	28,112,194
Class C	1,133,243	381,765	417,024	9,670	8,846,861	4,231,405
Class I	16,513,738	7,839,807	2,862,325	2,126,790	184,445,528	93,649,504
Class I2	32,655,100	48,749,177	371,624,962	410,886,751	533,513	1,081,935
Class I3	419,934	6,553,201	288,687	11,207,798	—	—
Class R	2,365,728	2,295,465	3,262,429	1,229,498	—	—
Class R4	144,069	55,232	206,713	10,302	—	—
Class R6	—	—	—	—	34,711,642	21,693,181
	58,315,563	70,270,710	385,841,985	426,885,620	265,799,119	148,768,219
Dividends and/or distributions reinvested:
Class A	1,624,596	1,053,485	—	174,711	1,438,667	10,523,294
Class C	406,524	311,713	—	23,673	—	3,218,634
Class I	3,455,802	2,501,047	25,298	640,359	1,826,995	8,460,478
Class I2	3,410,819	2,452,204	2,370,495	2,169,732	184,457	722,448
Class I3	2,601,429	1,779,450	79,701	1,017,542	—	—
Class R	1,423,743	1,064,589	—	286,573	—	—
Class R4	8,787	16,978	79	13,588	—	—
Class R6	7,549	4,843	163	2,478	522,678	1,743,699
	12,939,249	9,184,309	2,475,736	4,328,656	3,972,797	24,668,553
Cost of shares redeemed:
Class A	(5,890,508)	(4,622,016)	(5,275,373)	(1,186,774)	(78,482,655)	(86,524,255)
Class C	(974,768)	(878,024)	(45,108)	(56,797)	(15,759,376)	(28,963,794)
Class I	(21,587,000)	(12,791,632)	(3,940,209)	(2,951,815)	(168,519,480)	(125,148,177)
Class I2	(8,364,440)	(30,980,310)	(507,788,033)	(33,832,068)	(19,452,802)	(1,625,969)
Class I3	(7,449,130)	(7,889,945)	(12,145,915)	(5,136,871)	—	—
Class R	(3,386,547)	(4,682,039)	(2,991,241)	(1,920,234)	—	—
Class R4	(48,887)	(234,739)	(198,373)	(210,088)	—	—
Class R6	—	—	—	—	(18,833,362)	(12,488,979)
	(47,701,280)	(62,078,705)	(532,384,252)	(45,294,647)	(301,047,675)	(254,751,174)
Automatic conversions:
Class A	1,348,548	135,194	543,469	2,975	26,433,575	18,409,025
Class C	(1,348,548)	(135,194)	(543,469)	(2,975)	(26,433,575)	(18,409,025)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	23,553,532	17,376,314	(144,066,531)	385,919,629	(31,275,759)	(81,314,402)
Net increase (decrease) in net assets	98,460,291	24,571,795	242,487,393	366,581,958	275,979,062	(206,131,393)

Net assets:
Beginning of year	177,693,315	153,121,520	472,346,877	105,764,919	625,078,062	831,209,455
End of year	$276,153,606	$177,693,315	$714,834,270	$472,346,877	$901,057,124	$625,078,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A	635,768	719,068	593,100	184,281	1,211,449	1,364,757
Class C	160,773	66,816	34,277	1,174	346,777	219,323
Class I	1,914,618	1,247,890	239,914	280,117	5,861,288	4,380,342
Class I2	3,641,619	7,483,475	38,145,542	49,762,508	17,166	47,927
Class I3	48,321	960,972	23,632	1,548,160	—	—
Class R	276,625	356,984	265,683	153,229	—	—
Class R4	16,877	8,831	15,691	1,351	—	—
Class R6	1	—	—	—	1,050,054	915,058
	6,694,602	10,844,036	39,317,839	51,930,820	8,486,734	6,927,407
Shares reinvested:
Class A	216,902	169,371	—	17,701	55,143	408,038
Class C	62,929	56,882	—	2,426	—	147,037
Class I	437,998	384,185	2,451	64,358	67,442	316,043
Class I2	422,654	369,308	229,699	218,064	6,796	26,947
Class I3	322,358	267,990	7,701	102,060	—	—
Class R	180,678	163,031	—	28,686	—	—
Class R4	1,096	2,569	8	1,363	—	—
Class R6	935	729	16	247	19,174	64,749
	1,645,550	1,414,065	239,875	434,905	148,555	962,814
Shares redeemed:
Class A	(726,632)	(762,099)	(441,476)	(142,311)	(2,647,704)	(3,999,560)
Class C	(141,489)	(163,460)	(3,872)	(7,388)	(648,120)	(1,576,060)
Class I	(2,534,838)	(2,018,293)	(348,103)	(358,794)	(5,311,829)	(5,831,037)
Class I2	(951,285)	(4,428,207)	(40,191,054)	(4,195,412)	(668,639)	(70,349)
Class I3	(862,562)	(1,178,033)	(1,061,172)	(628,046)	—	—
Class R	(396,260)	(718,865)	(243,962)	(231,254)	—	—
Class R4	(5,898)	(35,064)	(15,854)	(21,433)	—	—
Class R6	—	—	—	—	(598,590)	(528,966)
	(5,618,964)	(9,304,021)	(42,305,493)	(5,584,638)	(9,874,882)	(12,005,972)
Automatic conversions:
Class A	164,110	21,654	42,237	388	859,753	828,144
Class C	(190,348)	(24,509)	(43,112)	(394)	(1,017,590)	(978,261)
	(26,238)	(2,855)	(875)	(6)	(157,837)	(150,117)
Net increase (decrease) in shares outstanding:
Class A	290,148	147,994	193,861	60,059	(521,359)	(1,398,621)
Class C	(108,135)	(64,271)	(12,707)	(4,182)	(1,318,933)	(2,187,961)
Class I	(182,222)	(386,218)	(105,738)	(14,319)	616,901	(1,134,652)
Class I2	3,112,988	3,424,576	(1,815,813)	45,785,160	(644,677)	4,525
Class I3	(491,883)	50,929	(1,029,839)	1,022,174	—	—
Class R	61,043	(198,850)	21,721	(49,339)	—	—
Class R4	12,075	(23,664)	(155)	(18,719)	—	—
Class R6	936	729	16	247	470,638	450,841
	2,694,950	2,951,225	(2,748,654)	46,781,081	(1,397,430)	(4,265,868)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Sustainable Bond		Transamerica Sustainable Equity Income		Transamerica Unconstrained Bond
	October 31, 2021	October 31, 2020 (A)	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$332,223	$61,186	$7,933,930	$10,258,315	$48,923,091	$42,176,360
Net realized gain (loss)	(420,758)	(47,111)	91,847,845	(39,261,636)	67,929,742	9,398,065
Net change in unrealized appreciation (depreciation)	89,232	(393,531)	63,062,447	(55,000,327)	(4,813,858)	25,911,800
Net increase (decrease) in net assets resulting from operations	697	(379,456)	162,844,222	(84,003,648)	112,038,975	77,486,225
Dividends and/or distributions to shareholders:
Class A (B)	—	—	(1,140,086)	(10,787,279)	(6,923)	(19)
Class C	—	—	(17,944)	(721,058)	—	—
Class I	(14,607)	(2,840)	(64,020)	(1,581,031)	(384,583)	(17,708)
Class I2	(361,888)	(71,044)	(6,254,499)	(56,983,657)	(48,499,099)	(39,201,833)
Class R6	—	—	(67,675)	(625,262)	—	—
Return of capital:
Class A	—	—	—	—	—	(8)
Class I	—	—	—	—	—	(3,580)
Class I2	—	—	—	—	—	(7,935,490)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(376,495)	(73,884)	(7,544,224)	(70,698,287)	(48,890,605)	(47,158,638)
Capital share transactions:
Proceeds from shares sold:
Class A (B)	—	—	3,067,757	13,785,487	437,020	10,000
Class C	—	—	213,739	460,413	—	—
Class I	26,052	1,000,000	1,034,682	2,374,122	50,888,288	363,802
Class I2	—	24,000,000	5,485,206	126,422,160	5,788,136	570,641,481
Class R6	—	—	584,571	1,397,574	—	—
	26,052	25,000,000	10,385,955	144,439,756	57,113,444	571,015,283
Dividends and/or distributions reinvested:
Class A (B)	—	—	1,139,874	10,779,638	6,918	27
Class C	—	—	17,524	711,825	—	—
Class I	14,607	2,840	63,949	1,579,273	383,807	21,288
Class I2	361,888	71,044	6,254,499	56,983,657	48,392,307	47,104,657
Class R6	—	—	67,675	625,262	—	—
	376,495	73,884	7,543,521	70,679,655	48,783,032	47,125,972
Cost of shares redeemed:
Class A (B)	—	—	(18,471,622)	(14,261,925)	(10,010)	—
Class C	—	—	(981,547)	(2,249,059)	—	—
Class I	—	—	(6,662,365)	(3,892,717)	(5,621,904)	(485,096)
Class I2	—	—	(305,454,814)	(66,611,567)	(509,164,492)	(53,296,610)
Class R6	—	—	(3,150,257)	(542,627)	—	—
	—	—	(334,720,605)	(87,557,895)	(514,796,406)	(53,781,706)
Automatic conversions:
Class A	—	—	487,813	266,992	—	—
Class C	—	—	(487,813)	(266,992)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	402,547	25,073,884	(316,791,129)	127,561,516	(408,899,930)	564,359,549
Net increase (decrease) in net assets	26,749	24,620,544	(161,491,131)	(27,140,419)	(345,751,560)	594,687,136

Net assets:
Beginning of period/year	24,620,544	—	505,815,800	532,956,219	1,588,865,452	994,178,316
End of period/year	$24,647,293	$24,620,544	$344,324,669	$505,815,800	$1,243,113,892	$1,588,865,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Sustainable Bond		Transamerica Sustainable Equity Income		Transamerica Unconstrained Bond
	October 31, 2021	October 31, 2020 (A)	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Capital share transactions - shares:
Shares issued:
Class A (B)	—	—	352,837	2,084,312	42,347	1,018
Class C	—	—	25,193	63,976	—	—
Class I	2,688	100,000	117,290	323,168	4,926,730	36,919
Class I2	—	2,400,000	647,653	18,745,840	566,908	60,710,189
Class R6	—	—	69,109	194,237	—	—
	2,688	2,500,000	1,212,082	21,411,533	5,535,985	60,748,126
Shares reinvested:
Class A (B)	—	—	136,773	1,273,490	670	3
Class C	—	—	2,172	82,964	—	—
Class I	1,499	288	7,640	185,581	37,168	2,194
Class I2	37,131	7,203	756,647	6,764,364	4,702,824	4,872,898
Class R6	—	—	8,209	74,533	—	—
	38,630	7,491	911,441	8,380,932	4,740,662	4,875,095
Shares redeemed:
Class A (B)	—	—	(2,160,244)	(1,886,201)	(971)	—
Class C	—	—	(116,597)	(338,461)	—	—
Class I	—	—	(858,613)	(562,480)	(542,930)	(50,711)
Class I2	—	—	(36,196,985)	(8,877,950)	(49,413,810)	(5,740,951)
Class R6	—	—	(393,122)	(71,980)	—	—
	—	—	(39,725,561)	(11,737,072)	(49,957,711)	(5,791,662)
Automatic conversions:
Class A	—	—	57,532	34,453	—	—
Class C	—	—	(57,855)	(34,675)	—	—
	—	—	(323)	(222)	—	—
Net increase (decrease) in shares outstanding:
Class A (B)	—	—	(1,613,102)	1,506,054	42,046	1,021
Class C	—	—	(147,087)	(226,196)	—	—
Class I	4,187	100,288	(733,683)	(53,731)	4,420,968	(11,598)
Class I2	37,131	2,407,203	(34,792,685)	16,632,254	(44,144,078)	59,842,136
Class R6	—	—	(315,804)	196,790	—	—
	41,318	2,507,491	(37,602,361)	18,055,171	(39,681,064)	59,831,559

(A)	Fund commenced operations on July 31, 2020.
(B)	Class A commenced operations for Transamerica Unconstrained Bond on October 1, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth
	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$(5,324,831)	$(2,826,699)
Net realized gain (loss)	249,958,132	168,537,730
Net change in unrealized appreciation (depreciation)	418,276,235	223,794,061
Net increase (decrease) in net assets resulting from operations	662,909,536	389,505,092

Dividends and/or distributions to shareholders:
Class A	(77,846,470)	(54,541,249)
Class C	(2,092,150)	(1,601,166)
Class I	(31,010,323)	(21,547,803)
Class I2	(52,882,056)	(38,866,155)
Class T	(4,791,143)	(3,524,318)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(168,622,142)	(120,080,691)

Capital share transactions:
Proceeds from shares sold:
Class A	25,646,494	31,944,444
Class C	4,245,914	4,098,962
Class I	28,285,085	57,263,370
Class I2	18,043,406	145,238,784
Class R6 (A)	10,000	—
Class T	483,389	372,048
	76,714,288	238,917,608
Dividends and/or distributions reinvested:
Class A	76,491,240	53,717,535
Class C	2,090,997	1,574,446
Class I	30,581,733	21,222,163
Class I2	52,882,056	38,866,155
Class T	4,692,223	3,447,209
	166,738,249	118,827,508
Cost of shares redeemed:
Class A	(105,951,626)	(99,790,839)
Class C	(3,893,726)	(6,374,964)
Class I	(64,618,068)	(80,053,084)
Class I2	(100,852,021)	(225,470,981)
Class T	(11,122,181)	(13,485,319)
	(286,437,622)	(425,175,187)
Automatic conversions:
Class A	5,813,947	2,271,571
Class C	(5,813,947)	(2,271,571)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(42,985,085)	(67,430,071)
Net increase (decrease) in net assets	451,302,309	201,994,330

Net assets:
Beginning of year	1,766,162,652	1,564,168,322
End of year	$2,217,464,961	$1,766,162,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth
	October 31, 2021	October 31, 2020

Capital share transactions - shares:
Shares issued:
Class A	877,915	1,399,620
Class C	158,568	197,623
Class I	948,568	2,438,077
Class I2	576,639	5,576,879
Class R6 (A)	335	—
Class T	5,090	5,358
	2,567,115	9,617,557
Shares reinvested:
Class A	2,823,597	2,449,500
Class C	85,767	78,370
Class I	1,093,767	942,788
Class I2	1,890,671	1,727,385
Class T	52,757	51,222
	5,946,559	5,249,265
Shares redeemed:
Class A	(3,639,165)	(4,306,099)
Class C	(150,837)	(304,610)
Class I	(2,189,050)	(3,517,217)
Class I2	(3,203,114)	(9,143,954)
Class T	(115,468)	(194,055)
	(9,297,634)	(17,465,935)
Automatic conversions:
Class A	204,019	96,917
Class C	(226,937)	(105,951)
	(22,918)	(9,034)
Net increase (decrease) in shares outstanding:
Class A	266,366	(360,062)
Class C	(133,439)	(134,568)
Class I	(146,715)	(136,352)
Class I2	(735,804)	(1,839,690)
Class R6 (A)	335	—
Class T	(57,621)	(137,475)
	(806,878)	(2,608,147)

(A)	Class R6 commenced operations for Transamerica US Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.62	$10.99	$10.21	$10.17	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.16	0.19	0.18	0.02
Net realized and unrealized gain (loss)	2.72	0.91	1.08	0.07	0.15
Total investment operations	2.85	1.07	1.27	0.25	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.17)	(0.20)	(0.17)	—
Net realized gains	(0.46)	(0.27)	(0.29)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.44)	(0.49)	(0.21)	—

Net asset value, end of period/year	$13.87	$11.62	$10.99	$10.21	$10.17
Total return	25.21%	10.01%	13.14%	2.49%	1.70	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$58,098	$52,587	$50,316	$49,964	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.58%	0.59%	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	1.04%	1.44%	1.80%	1.73%	1.23	%(D)
Portfolio turnover rate	37%	51%	45%	60%	40	%(C)

(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$11.62	$10.99	$10.20		$10.17	$10.11		$9.68

Investment operations:
Net investment income (loss) (D)	0.07	0.11	0.14		0.13	0.14		0.11
Net realized and unrealized gain (loss)	2.72	0.90	1.09		0.06	0.91		0.63
Total investment operations	2.79	1.01	1.23		0.19	1.05		0.74

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.11)	(0.15)		(0.12)	(0.09)		(0.12)
Net realized gains	(0.46)	(0.27)	(0.29)		(0.04)	(0.90)		(0.19)
Total dividends and/or distributions to shareholders	(0.54)	(0.38)	(0.44)		(0.16)	(0.99)		(0.31)

Net asset value, end of period/year	$13.87	$11.62	$10.99		$10.20	$10.17		$10.11
Total return	24.59%	9.43%	12.79%		1.85%	10.68	%(E)	7.69%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$76,911	$66,033	$70,357		$82,270	$91,171		$90,455
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%	1.07%		1.09%	1.20	%(F)	1.18%
Including waiver and/or reimbursement and recapture	1.07%	1.07%	1.07	%(G)	1.01%	1.13	%(F)(H)	1.09	%(H)(I)
Net investment income (loss) to average net assets	0.55%	0.96%	1.32%		1.22%	0.95	%(F)	1.13%
Portfolio turnover rate	37%	51%	45%		60%	40	%(E)	37%

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.57	$9.43	$8.95		$9.34	$9.31

Investment operations:
Net investment income (loss) (A)	0.20	0.22	0.29		0.33	0.33
Net realized and unrealized gain (loss)	0.03	0.15	0.49		(0.39)	0.05
Total investment operations	0.23	0.37	0.78		(0.06)	0.38

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.23)	(0.30)		(0.33)	(0.35)
Net realized gains	(0.06)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.27)	(0.23)	(0.30)		(0.33)	(0.35)

Net asset value, end of year	$9.53	$9.57	$9.43		$8.95	$9.34
Total return (B)	2.34%	4.03%	9.00%		(0.67)%	4.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$142,958	$149,010	$132,682		$87,523	$83,251
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.93%	0.94%		0.99%	0.97%
Including waiver and/or reimbursement and recapture	0.88%	0.93%	0.94	%(C)	0.97%	0.97%
Net investment income (loss) to average net assets	2.07%	2.36%	3.20%		3.58%	3.59%
Portfolio turnover rate	42%	39%	50%		38%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.50	$9.37	$8.89		$9.28	$9.25

Investment operations:
Net investment income (loss) (A)	0.14	0.16	0.23		0.27	0.27
Net realized and unrealized gain (loss)	0.04	0.15	0.49		(0.39)	0.05
Total investment operations	0.18	0.31	0.72		(0.12)	0.32

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.18)	(0.24)		(0.27)	(0.29)
Net realized gains	(0.06)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.21)	(0.18)	(0.24)		(0.27)	(0.29)

Net asset value, end of year	$9.47	$9.50	$9.37		$8.89	$9.28
Total return (B)	1.80%	3.31%	8.24%		(1.33)%	3.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$71,237	$89,962	$80,239		$44,958	$49,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%	1.53%	1.56%		1.63%	1.65%
Including waiver and/or reimbursement and recapture	1.50%	1.53%	1.56	%(C)	1.61%	1.65%
Net investment income (loss) to average net assets	1.45%	1.76%	2.56%		2.93%	2.90%
Portfolio turnover rate	42%	39%	50%		38%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.59	$9.45	$8.96	$9.36	$9.32

Investment operations:
Net investment income (loss) (A)	0.24	0.26	0.33	0.36	0.36
Net realized and unrealized gain (loss)	0.02	0.15	0.50	(0.40)	0.06
Total investment operations	0.26	0.41	0.83	(0.04)	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.27)	(0.34)	(0.36)	(0.38)
Net realized gains	(0.06)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.27)	(0.34)	(0.36)	(0.38)

Net asset value, end of year	$9.55	$9.59	$9.45	$8.96	$9.36
Total return	2.73%	4.46%	9.44%	(0.39)%	4.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,144,560	$1,286,752	$1,084,474	$396,083	$181,977
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.56%	0.58%	0.64%	0.67%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.50%	0.59%	0.67%
Net investment income (loss) to average net assets	2.45%	2.78%	3.57%	3.94%	3.88%
Portfolio turnover rate	42%	39%	50%	38%	34%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.59	$9.45	$8.96		$9.36	$9.32

Investment operations:
Net investment income (loss) (A)	0.24	0.26	0.34		0.37	0.37
Net realized and unrealized gain (loss)	0.04	0.16	0.49		(0.40)	0.06
Total investment operations	0.28	0.42	0.83		(0.03)	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.28)	(0.34)		(0.37)	(0.39)
Net realized gains	(0.06)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.31)	(0.28)	(0.34)		(0.37)	(0.39)

Net asset value, end of year	$9.56	$9.59	$9.45		$8.96	$9.36
Total return	2.90%	4.52%	9.49%		(0.32)%	4.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$376,686	$352,650	$84,016		$101,251	$118,738
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.46%	0.47%		0.53%	0.56%
Including waiver and/or reimbursement and recapture	0.43%	0.46%	0.47	%(B)	0.52%	0.56%
Net investment income (loss) to average net assets	2.52%	2.73%	3.73%		4.03%	3.99%
Portfolio turnover rate	42%	39%	50%		38%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2021		October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.58		$9.45	$8.96		$9.36	$9.32

Investment operations:
Net investment income (loss) (A)	0.24		0.27	0.34		0.37	0.37
Net realized and unrealized gain (loss)	0.04		0.14	0.49		(0.40)	0.06
Total investment operations	0.28		0.41	0.83		(0.03)	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.28)	(0.34)		(0.37)	(0.39)
Net realized gains	(0.06)		—	—		—	—
Total dividends and/or distributions to shareholders	(0.31)		(0.28)	(0.34)		(0.37)	(0.39)

Net asset value, end of year	$9.55		$9.58	$9.45		$8.96	$9.36
Total return	2.90%		4.41%	9.49%		(0.30)%	4.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,448		$23,672	$19,805		$9,181	$6,283
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%		0.45%	0.48%		0.53%	0.56%
Including waiver and/or reimbursement and recapture	0.43	%(B)	0.45%	0.48	%(B)	0.51%	0.56%
Net investment income (loss) to average net assets	2.52%		2.83%	3.65%		4.05%	4.01%
Portfolio turnover rate	42%		39%	50%		38%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$46.11	$26.93	$26.81		$28.32	$25.70

Investment operations:
Net investment income (loss) (A)	(0.53)	(0.37)	(0.26)		(0.21)	(0.24)
Net realized and unrealized gain (loss)	17.94	22.30	1.55		4.14	7.40
Total investment operations	17.41	21.93	1.29		3.93	7.16

Dividends and/or distributions to shareholders:
Net realized gains	(2.83)	(2.75)	(1.17)		(5.44)	(4.54)

Net asset value, end of year	$60.69	$46.11	$26.93		$26.81	$28.32
Total return (B)	38.29%	89.28%	5.40%		16.52%	34.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,213,394	$844,139	$425,595		$384,193	$223,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.08%	1.18%		1.19%	1.23%
Including waiver and/or reimbursement and recapture	1.01%	1.08%	1.18	%(C)	1.19%	1.23%
Net investment income (loss) to average net assets	(0.95)%	(1.04)%	(0.92)%		(0.78)%	(0.95)%
Portfolio turnover rate	63%	52%	90%		40%	66%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$34.77	$21.08	$21.41		$23.83	$22.50

Investment operations:
Net investment income (loss) (A)	(0.70)	(0.48)	(0.37)		(0.34)	(0.35)
Net realized and unrealized gain (loss)	13.42	16.92	1.21		3.36	6.22
Total investment operations	12.72	16.44	0.84		3.02	5.87

Dividends and/or distributions to shareholders:
Net realized gains	(2.83)	(2.75)	(1.17)		(5.44)	(4.54)

Net asset value, end of year	$44.66	$34.77	$21.08		$21.41	$23.83
Total return (B)	37.23%	87.95%	4.57%		15.65%	33.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$594,592	$425,798	$206,156		$149,727	$84,852
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.77%	1.83%	1.93%		1.93%	1.97%
Including waiver and/or reimbursement and recapture	1.77%	1.83%	1.93	%(C)	1.93%	1.97%
Net investment income (loss) to average net assets	(1.70)%	(1.79)%	(1.67)%		(1.52)%	(1.69)%
Portfolio turnover rate	63%	52%	90%		40%	66%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$49.02	$28.40	$28.13	$29.39	$26.43

Investment operations:
Net investment income (loss) (A)	(0.44)	(0.31)	(0.20)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	19.10	23.68	1.64	4.34	7.68
Total investment operations	18.66	23.37	1.44	4.18	7.50

Dividends and/or distributions to shareholders:
Net realized gains	(2.83)	(2.75)	(1.17)	(5.44)	(4.54)

Net asset value, end of year	$64.85	$49.02	$28.40	$28.13	$29.39
Total return	38.57%	89.76%	5.69%	16.77%	35.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,792,557	$2,393,493	$1,049,618	$719,431	$292,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.84%	0.92%	0.94%	0.96%
Including waiver and/or reimbursement and recapture	0.78%	0.84%	0.92%	0.94%	0.96%
Net investment income (loss) to average net assets	(0.73)%	(0.81)%	(0.66)%	(0.55)%	(0.69)%
Portfolio turnover rate	63%	52%	90%	40%	66%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$20.68	$13.45	$13.97	$17.26	$17.43

Investment operations:
Net investment income (loss) (A)	(0.15)	(0.11)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	7.90	10.09	0.73	2.20	4.45
Total investment operations	7.75	9.98	0.65	2.15	4.37

Dividends and/or distributions to shareholders:
Net realized gains	(2.83)	(2.75)	(1.17)	(5.44)	(4.54)

Net asset value, end of year	$25.60	$20.68	$13.45	$13.97	$17.26
Total return	38.69%	90.02%	5.82%	16.90%	35.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$473,580	$402,583	$316,761	$165,523	$230,981
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.73%	0.80%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.69%	0.73%	0.80%	0.83%	0.85%
Net investment income (loss) to average net assets	(0.63)%	(0.69)%	(0.54)%	(0.38)%	(0.56)%
Portfolio turnover rate	63%	52%	90%	40%	66%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica Capital Growth
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$20.68	$13.45	$13.37

Investment operations:
Net investment income (loss) (B)	(0.15)	(0.11)	(0.00	)(C)
Net realized and unrealized gain (loss)	7.90	10.09	0.08
Total investment operations	7.75	9.98	0.08

Dividends and/or distributions to shareholders:
Net realized gains	(2.83)	(2.75)	—

Net asset value, end of period/year	$25.60	$20.68	$13.45
Total return	38.69%	90.02%	0.60	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$47,106	$24,890	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.73%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.69%	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	(0.63)%	(0.70)%	(0.56	)%(E)
Portfolio turnover rate	63%	52%	90%

(A)	Commenced operations on October 18, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.33	$10.49	$9.85	$10.92	$10.50

Investment operations:
Net investment income (loss) (A)	0.46	0.54	0.57	0.51	0.55
Net realized and unrealized gain (loss)	0.07	(0.43)	0.44	(1.23)	0.38
Total investment operations	0.53	0.11	1.01	(0.72)	0.93

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.22)	(0.37)	(0.32)	(0.51)
Return of capital	—	(0.05)	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.29)	(0.27)	(0.37)	(0.35)	(0.51)

Net asset value, end of year	$10.57	$10.33	$10.49	$9.85	$10.92
Total return (B)	5.20%	1.20%	10.42%	(6.65)%	8.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,114	$8,356	$9,203	$15,294	$21,804
Expenses to average net assets	1.21%	1.23%	1.18%	1.12%	1.12%
Net investment income (loss) to average net assets	4.26%	5.33%	5.52%	4.81%	5.20%
Portfolio turnover rate	185%	236%	255%	221%	247%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.22	$10.41	$9.76	$10.85	$10.43

Investment operations:
Net investment income (loss) (A)	0.39	0.48	0.50	0.42	0.48
Net realized and unrealized gain (loss)	0.07	(0.44)	0.46	(1.22)	0.36
Total investment operations	0.46	0.04	0.96	(0.80)	0.84

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.19)	(0.31)	(0.26)	(0.42)
Return of capital	—	(0.04)	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.17)	(0.23)	(0.31)	(0.29)	(0.42)

Net asset value, end of year	$10.51	$10.22	$10.41	$9.76	$10.85
Total return (B)	4.55%	0.51%	9.70%	(7.36)%	8.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,203	$6,014	$8,765	$10,089	$14,023
Expenses to average net assets	1.86%	1.89%	1.88%	1.88%	1.87%
Net investment income (loss) to average net assets	3.61%	4.71%	4.89%	4.03%	4.53%
Portfolio turnover rate	185%	236%	255%	221%	247%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.40	$10.54	$9.88	$10.95	$10.52

Investment operations:
Net investment income (loss) (A)	0.51	0.59	0.62	0.54	0.60
Net realized and unrealized gain (loss)	0.07	(0.44)	0.46	(1.24)	0.37
Total investment operations	0.58	0.15	1.08	(0.70)	0.97

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.24)	(0.42)	(0.33)	(0.54)
Return of capital	—	(0.05)	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.29)	(0.42)	(0.37)	(0.54)

Net asset value, end of year	$10.63	$10.40	$10.54	$9.88	$10.95
Total return	5.66%	1.61%	10.89%	(6.36)%	9.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$251,616	$243,965	$457,449	$481,999	$682,535
Expenses to average net assets	0.81%	0.82%	0.80%	0.82%	0.82%
Net investment income (loss) to average net assets	4.67%	5.77%	5.96%	5.12%	5.62%
Portfolio turnover rate	185%	236%	255%	221%	247%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.41	$10.54	$9.89	$10.95	$10.52

Investment operations:
Net investment income (loss) (A)	0.52	0.59	0.63	0.55	0.62
Net realized and unrealized gain (loss)	0.07	(0.43)	0.45	(1.23)	0.36
Total investment operations	0.59	0.16	1.08	(0.68)	0.98

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.24)	(0.43)	(0.34)	(0.55)
Return of capital	—	(0.05)	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.37)	(0.29)	(0.43)	(0.38)	(0.55)

Net asset value, end of year	$10.63	$10.41	$10.54	$9.89	$10.95
Total return	5.71%	1.77%	11.00%	(6.21)%	9.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$140,018	$133,270	$135,377	$161,794	$214,450
Expenses to average net assets	0.71%	0.72%	0.70%	0.73%	0.72%
Net investment income (loss) to average net assets	4.76%	5.78%	6.08%	5.21%	5.83%
Portfolio turnover rate	185%	236%	255%	221%	247%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.40	$10.53	$9.88	$10.94	$10.52

Investment operations:
Net investment income (loss) (A)	0.52	0.59	0.63	0.58	0.64
Net realized and unrealized gain (loss)	0.08	(0.43)	0.45	(1.26)	0.33
Total investment operations	0.60	0.16	1.08	(0.68)	0.97

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.24)	(0.43)	(0.34)	(0.55)
Return of capital	—	(0.05)	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.37)	(0.29)	(0.43)	(0.38)	(0.55)

Net asset value, end of year	$10.63	$10.40	$10.53	$9.88	$10.94
Total return	5.71%	1.76%	11.01%	(6.30)%	9.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,395	$9,765	$5,915	$5,512	$6,933
Expenses to average net assets	0.71%	0.72%	0.70%	0.73%	0.72%
Net investment income (loss) to average net assets	4.78%	5.77%	6.09%	5.50%	5.87%
Portfolio turnover rate	185%	236%	255%	221%	247%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Opportunities
	Class I
	October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.19		0.07
Net realized and unrealized gain (loss)	1.78		(0.17	)(C)
Total investment operations	1.97		(0.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—

Net asset value, end of period/year	$11.81		$9.90
Total return	19.96%		(1.00	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,503		$70
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.97%		1.21	%(F)
Including waiver and/or reimbursement and recapture	0.97	%(G)	0.98	%(F)
Net investment income (loss) to average net assets	1.57%		0.92	%(F)
Portfolio turnover rate	85%		49	%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Opportunities
	Class I2
	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.90	$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.10
Net realized and unrealized gain (loss)	1.87	(0.20	)(C)
Total investment operations	1.99	(0.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—

Net asset value, end of period/year	$11.82	$9.90
Total return	20.11%	(1.00	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,323,558	$841,388
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.87%	0.94	%(F)
Including waiver and/or reimbursement and recapture	0.87%	0.94	%(F)
Net investment income (loss) to average net assets	0.98%	1.32	%(F)
Portfolio turnover rate	85%	49	%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
	Class R6
	October 31, 2021 (A)
Net asset value, beginning of period	$12.58

Investment operations:
Net investment income (loss) (B)	0.09
Net realized and unrealized gain (loss)	(0.85	)(C)
Total investment operations	(0.76)

Net asset value, end of period	$11.82
Total return	(5.96	)%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$9
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.87	%(F)
Including waiver and/or reimbursement and recapture	0.87	%(F)
Net investment income (loss) to average net assets	1.73	%(F)
Portfolio turnover rate	85%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class A
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$4.73		$6.52	$6.88	$7.37	$7.59

Investment operations:
Net investment income (loss) (A)	0.11		0.12	0.16	0.03	0.15
Net realized and unrealized gain (loss)	2.27		(1.58)	(0.17)	(0.16)	0.04
Total investment operations	2.38		(1.46)	(0.01)	(0.13)	0.19

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.07)	(0.07)	(0.30)
Return of capital	(0.27)		(0.09)	(0.28)	(0.29)	(0.11)
Total dividends and/or distributions to shareholders	(0.27)		(0.33)	(0.35)	(0.36)	(0.41)

Net asset value, end of year	$6.84		$4.73	$6.52	$6.88	$7.37
Total return (B)	51.20%		(22.37)%	(0.20)%	(1.85)%	2.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,495		$13,353	$16,363	$23,096	$32,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.60%		1.69%	1.63%	1.61%	1.58%
Including waiver and/or reimbursement and recapture	1.60	%(C)	1.60%	1.60%	1.60%	1.58%
Net investment income (loss) to average net assets	1.72%		2.27%	2.27%	0.40%	1.97%
Portfolio turnover rate	18%		20%	20%	33%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$4.71	$6.50	$6.85	$7.34	$7.55

Investment operations:
Net investment income (loss) (A)	0.07	0.11	0.10	(0.02)	0.09
Net realized and unrealized gain (loss)	2.28	(1.62)	(0.15)	(0.17)	0.05
Total investment operations	2.35	(1.51)	(0.05)	(0.19)	0.14

Dividends and/or distributions to shareholders:
Net investment income	—	(0.20)	(0.06)	(0.06)	(0.25)
Return of capital	(0.23)	(0.08)	(0.24)	(0.24)	(0.10)
Total dividends and/or distributions to shareholders	(0.23)	(0.28)	(0.30)	(0.30)	(0.35)

Net asset value, end of year	$6.83	$4.71	$6.50	$6.85	$7.34
Total return (B)	50.48%	(23.15)%	(0.84)%	(2.66)%	1.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,313	$6,225	$11,796	$15,955	$23,673
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.39%	2.47%	2.42%	2.39%	2.36%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss) to average net assets	1.13%	2.08%	1.52%	(0.29)%	1.10%
Portfolio turnover rate	18%	20%	20%	33%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$4.72	$6.52	$6.89	$7.37	$7.59

Investment operations:
Net investment income (loss) (A)	0.11	0.11	0.18	0.07	0.16
Net realized and unrealized gain (loss)	2.30	(1.57)	(0.18)	(0.17)	0.05
Total investment operations	2.41	(1.46)	—	(0.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	—	(0.25)	(0.07)	(0.08)	(0.31)
Return of capital	(0.29)	(0.09)	(0.30)	(0.30)	(0.12)
Total dividends and/or distributions to shareholders	(0.29)	(0.34)	(0.37)	(0.38)	(0.43)

Net asset value, end of year	$6.84	$4.72	$6.52	$6.89	$7.37
Total return	51.99%	(22.28)%	(0.03)%	(1.42)%	2.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$36,098	$14,247	$14,258	$21,257	$48,023
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.33%	1.30%	1.30%	1.29%
Including waiver and/or reimbursement and recapture	1.28%	1.33%	1.30%	1.30%	1.29%
Net investment income (loss) to average net assets	1.70%	2.08%	2.56%	1.02%	2.05%
Portfolio turnover rate	18%	20%	20%	33%	41%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$4.72	$6.52	$6.89	$7.38	$7.60

Investment operations:
Net investment income (loss) (A)	0.14	0.17	0.18	0.07	0.17
Net realized and unrealized gain (loss)	2.28	(1.62)	(0.17)	(0.17)	0.05
Total investment operations	2.42	(1.45)	0.01	(0.10)	0.22

Dividends and/or distributions to shareholders:
Net investment income	—	(0.25)	(0.07)	(0.08)	(0.32)
Return of capital	(0.30)	(0.10)	(0.31)	(0.31)	(0.12)
Total dividends and/or distributions to shareholders	(0.30)	(0.35)	(0.38)	(0.39)	(0.44)

Net asset value, end of year	$6.84	$4.72	$6.52	$6.89	$7.38
Total return	52.12%	(22.19)%	0.08%	(1.44)%	2.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$154,852	$123,151	$208,684	$258,764	$209,277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.22%	1.20%	1.20%	1.19%
Including waiver and/or reimbursement and recapture	1.18%	1.22%	1.20%	1.20%	1.19%
Net investment income (loss) to average net assets	2.25%	3.11%	2.60%	0.95%	2.18%
Portfolio turnover rate	18%	20%	20%	33%	41%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.27	$9.61	$9.87	$9.97	$9.95

Investment operations:
Net investment income (loss) (A)	0.27	0.40	0.48	0.42	0.38
Net realized and unrealized gain (loss)	0.27	(0.37)	(0.26)	(0.10)	0.03
Total investment operations	0.54	0.03	0.22	0.32	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.37)	(0.48)	(0.42)	(0.39)

Net asset value, end of year	$9.50	$9.27	$9.61	$9.87	$9.97
Total return (B)	5.85%	0.47%	2.44%	3.32%	4.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,805	$13,779	$24,106	$37,011	$38,312
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.15%	1.21%	1.07%	1.07%	1.08%
Including waiver and/or reimbursement and recapture	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss) to average net assets	2.90%	4.31%	4.94%	4.22%	3.79%
Portfolio turnover rate	41%	37%	23%	54%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.28	$9.62	$9.87	$9.97	$9.95

Investment operations:
Net investment income (loss) (A)	0.20	0.33	0.41	0.35	0.30
Net realized and unrealized gain (loss)	0.27	(0.36)	(0.25)	(0.10)	0.04
Total investment operations	0.47	(0.03)	0.16	0.25	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.31)	(0.41)	(0.35)	(0.32)

Net asset value, end of year	$9.51	$9.28	$9.62	$9.87	$9.97
Total return (B)	5.06%	(0.28)%	1.68%	2.55%	3.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,222	$12,659	$18,255	$22,412	$17,549
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.88%	1.94%	1.81%	1.83%	1.83%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss) to average net assets	2.15%	3.58%	4.22%	3.50%	3.05%
Portfolio turnover rate	41%	37%	23%	54%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.23	$9.58	$9.84	$9.94	$9.92

Investment operations:
Net investment income (loss) (A)	0.29	0.42	0.51	0.45	0.40
Net realized and unrealized gain (loss)	0.26	(0.37)	(0.26)	(0.10)	0.04
Total investment operations	0.55	0.05	0.25	0.35	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.40)	(0.51)	(0.45)	(0.42)

Net asset value, end of year	$9.45	$9.23	$9.58	$9.84	$9.94
Total return	6.02%	0.60%	2.69%	3.57%	4.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$112,017	$57,185	$99,384	$187,447	$72,316
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.89%	0.95%	0.82%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss) to average net assets	3.08%	4.58%	5.20%	4.56%	4.02%
Portfolio turnover rate	41%	37%	23%	54%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.27		$9.62	$9.87	$9.97	$9.95

Investment operations:
Net investment income (loss) (A)	0.28		0.44	0.52	0.45	0.41
Net realized and unrealized gain (loss)	0.28		(0.40)	(0.25)	(0.09)	0.03
Total investment operations	0.56		0.04	0.27	0.36	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.39)	(0.52)	(0.46)	(0.42)

Net asset value, end of year	$9.50		$9.27	$9.62	$9.87	$9.97
Total return	6.13%		0.55%	2.78%	3.64%	4.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$146,186		$10	$81,278	$473,047	$512,061
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.80%		0.85%	0.72%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.80%	0.72%	0.75%	0.75%
Net investment income (loss) to average net assets	2.94%		4.36%	5.30%	4.54%	4.12%
Portfolio turnover rate	41%		37%	23%	54%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$13.66		$14.19		$13.17		$13.58		$11.14

Investment operations:
Net investment income (loss) (A)	0.07		0.06		0.11		0.05		0.08
Net realized and unrealized gain (loss)	3.73		0.21	(B)	0.91		(0.20)		2.64
Total investment operations	3.80		0.27		1.02		(0.15)		2.72

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.16)		(0.00	)(C)	(0.26)		(0.28)
Net realized gains	(0.26)		(0.64)		—		—		—
Total dividends and/or distributions to shareholders	(0.28)		(0.80)		(0.00	)(C)	(0.26)		(0.28)

Net asset value, end of year	$17.18		$13.66		$14.19		$13.17		$13.58
Total return (D)	28.08%		1.72%		7.77%		(1.18)%		24.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$60,783		$50,019		$55,612		$51,912		$42,264
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.37	%(E)	1.45	%(E)	1.48	%(E)	1.45	%(E)	1.49%
Including waiver and/or reimbursement and recapture	1.36	%(E)(F)	1.35	%(E)	1.35	%(E)	1.35	%(E)	1.35%
Net investment income (loss) to average net assets	0.42%		0.48%		0.80%		0.35%		0.68%
Portfolio turnover rate	39%		71%		51%		36%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$13.27		$13.77		$12.87		$13.27		$10.89

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.04)		0.01		(0.06)		(0.01)
Net realized and unrealized gain (loss)	3.64		0.18	(B)	0.89		(0.19)		2.58
Total investment operations	3.58		0.14		0.90		(0.25)		2.57

Dividends and/or distributions to shareholders:
Net investment income	—		—		—		(0.15)		(0.19)
Net realized gains	(0.26)		(0.64)		—		—		—
Total dividends and/or distributions to shareholders	(0.26)		(0.64)		—		(0.15)		(0.19)

Net asset value, end of year	$16.59		$13.27		$13.77		$12.87		$13.27
Total return (C)	27.11%		0.86%		6.99%		(1.91)%		23.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,890		$4,925		$10,113		$20,289		$44,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.15	%(D)	2.20	%(D)	2.19	%(D)	2.18	%(D)	2.21%
Including waiver and/or reimbursement and recapture	2.11	%(D)(E)	2.10	%(D)	2.10	%(D)	2.10	%(D)	2.10%
Net investment income (loss) to average net assets	(0.39)%		(0.31)%		0.04%		(0.41)%		(0.07)%
Portfolio turnover rate	39%		71%		51%		36%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$13.70		$14.23		$13.20		$13.61		$11.19

Investment operations:
Net investment income (loss) (A)	0.11		0.10		0.15		0.08		0.11
Net realized and unrealized gain (loss)	3.75		0.20	(B)	0.91		(0.20)		2.64
Total investment operations	3.86		0.30		1.06		(0.12)		2.75

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.19)		(0.03)		(0.29)		(0.33)
Net realized gains	(0.26)		(0.64)		—		—		—
Total dividends and/or distributions to shareholders	(0.32)		(0.83)		(0.03)		(0.29)		(0.33)

Net asset value, end of year	$17.24		$13.70		$14.23		$13.20		$13.61
Total return	28.43%		1.97%		8.07%		(0.94)%		25.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$35,405		$28,915		$38,582		$32,283		$34,572
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(C)	1.08	%(C)	1.11	%(C)	1.12	%(C)	1.14%
Including waiver and/or reimbursement and recapture	1.09	%(C)	1.10	%(C)	1.10	%(C)	1.10	%(C)	1.10%
Net investment income (loss) to average net assets	0.69%		0.71%		1.09%		0.59%		0.93%
Portfolio turnover rate	39%		71%		51%		36%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$13.71		$14.25		$13.22		$13.62		$11.22

Investment operations:
Net investment income (loss) (A)	0.13		0.11		0.15		0.10		0.13
Net realized and unrealized gain (loss)	3.76		0.20	(B)	0.92		(0.20)		2.63
Total investment operations	3.89		0.31		1.07		(0.10)		2.76

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.21)		(0.04)		(0.30)		(0.36)
Net realized gains	(0.26)		(0.64)		—		—		—
Total dividends and/or distributions to shareholders	(0.33)		(0.85)		(0.04)		(0.30)		(0.36)

Net asset value, end of year	$17.27		$13.71		$14.25		$13.22		$13.62
Total return	28.60%		2.07%		8.14%		(0.80)%		25.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,093		$770		$967		$949		$1,114
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(C)	0.99	%(C)	1.01	%(C)	1.02	%(C)	1.04%
Including waiver and/or reimbursement and recapture	0.95	%(C)	0.99	%(C)	1.01	%(C)	1.02	%(C)	1.04%
Net investment income (loss) to average net assets	0.79%		0.84%		1.08%		0.70%		1.01%
Portfolio turnover rate	39%		71%		51%		36%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$1.00		$1.00	(A)	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.01		0.02		0.00	(C)	0.00	(C)
Net realized and unrealized gain (loss)	0.00	(C)	—		—		—		—
Total investment operations	0.00	(C)	0.01		0.02		0.00	(C)	0.00	(C)
Contributions from advisor	0.00	(C)(D)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.01	)(A)	(0.02)		(0.00	)(C)	(0.00	)(C)
Return of capital	(0.00	)(C)	—		—		—		—
Total dividends and/or distributions	(0.00	)(C)	(0.01)		(0.02)		(0.00	)(C)	(0.00	)(C)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	0.28	%(D)	0.53	%(A)	1.64%		0.46%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$258,675		$274,311		$187,635		$171,707		$191,477
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.67%		0.65%		0.68%		0.78%
Including waiver and/or reimbursement and recapture	0.01	%(F)	0.40	%(F)	0.73	%(G)	1.25	%(G)	0.82	%(G)
Net investment income (loss) to average net assets	0.10%		0.48%		1.62%		0.44%		0.01%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.18% lower had the Advisor not made additional contributions.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$1.00		$1.00	(A)	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.02		0.01		0.00	(C)	0.00	(C)
Net realized and unrealized gain (loss)	0.00	(C)	—		—		—		—
Total investment operations	0.00	(C)	0.02		0.01		0.00	(C)	0.00	(C)
Contributions from advisor	0.00	(C)(D)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.02	)(A)	(0.01)		(0.00	)(C)	(0.00	)(C)
Return of capital	(0.00	)(C)	—		—		—		—
Total dividends and/or distributions	(0.00	)(C)	(0.02)		(0.01)		(0.00	)(C)	(0.00	)(C)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	0.16	%(D)	1.73	%(A)	0.57%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,593		$15,475		$9,218		$13,477		$19,707
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%		1.44%		1.41%		1.46%		1.56%
Including waiver and/or reimbursement and recapture	0.10	%(F)	0.53	%(F)	1.77	%(G)	1.69	%(G)	0.81	%(G)
Net investment income (loss) to average net assets	0.01%		1.41%		0.57%		0.01%		0.01%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.14% lower had the Advisor not made additional contributions.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. Transamerica Asset Management, Inc. stopped these earlier recaptures as of March 1, 2019, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.01		0.02		0.01		0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—
Total investment operations	0.00	(B)	0.01		0.02		0.01		0.00	(B)
Contributions from advisor	0.00	(B)(C)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.01)		(0.02)		(0.01)		(0.00	)(B)
Return of capital	(0.00	)(B)	—		—		—		—
Total dividends and/or distributions	(0.00	)(B)	(0.01)		(0.02)		(0.01)		(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.21	%(C)	0.52%		1.89%		0.95%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,620		$23,804		$18,213		$21,281		$21,578
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%		0.52%		0.50%		0.52%		0.62%
Including waiver and/or reimbursement and recapture	0.00	%(D)(E)	0.31	%(E)	0.48	%(F)	0.76	%(F)	0.82	%(F)
Net investment income (loss) to average net assets	0.11%		0.48%		1.87%		0.94%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.10% lower had the Advisor not made additional contributions.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.01		0.01		0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—
Total investment operations	0.00	(B)	0.01		0.01		0.00	(B)	0.00	(B)
Contributions from advisor	0.00	(B)(C)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.01)		(0.01)		(0.00	)(B)	(0.00	)(B)
Return of capital	(0.00	)(B)	—		—		—		—
Total dividends and/or distributions	(0.00	)(B)	(0.01)		(0.01)		(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.30	%(C)	0.65%		1.42%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,837		$5,378		$5,400		$4,017		$7,850
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.30%		0.33%		0.30%		0.32%		0.43%
Including waiver and/or reimbursement and recapture	0.06	%(D)	0.18	%(D)	0.88	%(E)	1.64	%(E)	0.79	%(E)
Net investment income (loss) to average net assets	0.05%		0.61%		1.47%		0.00	%(F)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.25% lower had the Advisor not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.01		0.02		0.01		0.00	(C)
Net realized and unrealized gain (loss)	0.00	(C)	—		—		—		—
Total investment operations	0.00	(C)	0.01		0.02		0.01		0.00	(C)
Contributions from advisor	0.00	(C)(D)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.01)		(0.02)		(0.01)		(0.00	)(C)
Return of capital	(0.00	)(C)	—		—		—		—
Total dividends and/or distributions	(0.00	)(C)	(0.01)		(0.02)		(0.01)		(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.30	%(D)	0.65%		2.07%		1.41%		0.34	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$83,914		$85,900		$134,883		$106,431		$122,549
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.30%		0.33%		0.30%		0.32%		0.40	%(F)
Including waiver and/or reimbursement and recapture	0.06	%(G)	0.19	%(G)	0.30	%(H)(I)	0.30	%(I)	0.30	%(F)(I)
Net investment income (loss) to average net assets	0.04%		0.68%		2.02%		1.41%		0.86	%(F)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.26% lower had the Advisor not made additional contributions.
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.00	(C)	0.02	0.01	0.00	(C)
Net realized and unrealized gain (loss)	0.00	(C)	—		—	—	—
Total investment operations	0.00	(C)	0.00	(C)	0.02	0.01	0.00	(C)
Contributions from advisor	—		—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.00	)(C)	(0.02)	(0.01)	(0.00	)(C)
Return of capital	(0.00	)(C)	—		—	—	—
Total dividends and/or distributions	(0.00	)(C)	(0.00	)(C)	(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00		$1.00	$1.00	$1.00
Total return	0.03%		0.35%		1.56%	0.91%	0.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,774		$1,017,445		$910,347	$728,262	$634,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.86%		0.85%	0.88%	0.91	%(E)
Including waiver and/or reimbursement and recapture	0.10	%(F)	0.49	%(F)	0.80%	0.80%	0.80	%(E)
Net investment income (loss) to average net assets	0.02%		0.34%		1.54%	0.92%	0.30	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.01		0.02	0.01	0.00	(C)
Net realized and unrealized gain (loss)	0.00	(C)	—		—	—	—
Total investment operations	0.00	(C)	0.01		0.02	0.01	0.00	(C)
Contributions from advisor	0.00	(C)(D)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.01)		(0.02)	(0.01)	(0.00	)(C)
Return of capital	(0.00	)(C)	—		—	—	—
Total dividends and/or distributions	(0.00	)(C)	(0.01)		(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00		$1.00	$1.00	$1.00
Total return	0.34	%(D)	0.60%		1.86%	1.21%	0.03	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,583		$91,021		$117,731	$174,150	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%		0.58%		0.55%	0.57%	0.65	%(F)
Including waiver and/or reimbursement and recapture	0.01	%(G)	0.24	%(G)	0.50%	0.50%	0.50	%(F)
Net investment income (loss) to average net assets	0.10%		0.59%		1.85%	1.19%	0.61	%(F)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from Advisor. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.24% lower had the Advisor not made additional contributions.
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.97	$10.00	$9.79		$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.29	0.25		0.21	0.09
Net realized and unrealized gain (loss)	(0.06)	(0.01)	0.27		(0.15)	(0.04)
Total investment operations	0.10	0.28	0.52		0.06	0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.31)	(0.31)		(0.24)	(0.08)

Net asset value, end of period/year	$9.88	$9.97	$10.00		$9.79	$9.97
Total return	1.03%	2.91%	5.38%		0.57%	0.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$119,389	$124,051	$185,244		$231,291	$242,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.46%	0.45%		0.44%	0.48	%(D)
Including waiver and/or reimbursement and recapture	0.46%	0.46%	0.45	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	1.65%	2.95%	2.55%		2.16%	1.63	%(D)
Portfolio turnover rate	74%	93%	69%		120%	31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.99	$10.02		$9.82		$9.99	$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.23		0.20		0.16	0.06
Net realized and unrealized gain (loss)	(0.07)	(0.00	)(C)	0.26		(0.15)	(0.03)
Total investment operations	0.05	0.23		0.46		0.01	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.26)		(0.26)		(0.18)	(0.04)

Net asset value, end of period/year	$9.90	$9.99		$10.02		$9.82	$9.99
Total return	0.51%	2.41%		4.85%		0.14%	0.32	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,312	$13,762		$12,401		$13,520	$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95%		0.94%		0.93%	0.97	%(E)
Including waiver and/or reimbursement and recapture	0.95%	0.95%		0.94	%(F)	0.90%	0.97	%(E)
Net investment income (loss) to average net assets	1.16%	2.36%		2.00%		1.60%	1.03	%(E)
Portfolio turnover rate	74%	93%		69%		120%	31	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$9.97	$10.00	$9.79	$9.97	$9.98		$10.03

Investment operations:
Net investment income (loss) (D)	0.14	0.27	0.22	0.19	0.11		0.14
Net realized and unrealized gain (loss)	(0.07)	(0.01)	0.28	(0.16)	0.01	(E)	(0.01)
Total investment operations	0.07	0.26	0.50	0.03	0.12		0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.29)	(0.29)	(0.21)	(0.13)		(0.18)

Net asset value, end of period/year	$9.87	$9.97	$10.00	$9.79	$9.97		$9.98
Total return	0.74%	2.72%	5.15%	0.31%	1.13	%(F)	1.31%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$37,377	$32,366	$41,701	$37,838	$40,216		$56,312
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%	0.70%	0.69%	0.75	%(G)	0.78%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.65%	0.66	%(G)(H)	0.64	%(I)
Net investment income (loss) to average net assets	1.44%	2.69%	2.24%	1.89%	1.33	%(G)	1.34%
Portfolio turnover rate	74%	93%	69%	120%	31	%(F)	92%

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$8.56	$9.01	$8.86	$9.34	$9.06

Investment operations:
Net investment income (loss) (A)	0.37	0.40	0.48	0.50	0.48
Net realized and unrealized gain (loss)	0.58	(0.42)	0.16	(0.49)	0.30
Total investment operations	0.95	(0.02)	0.64	0.01	0.78

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.43)	(0.49)	(0.49)	(0.50)

Net asset value, end of year	$9.13	$8.56	$9.01	$8.86	$9.34
Total return (B)	11.38%	(0.10)%	7.79%	(0.20)%	8.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$85,643	$78,109	$94,450	$87,028	$104,904
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%	1.03%	1.09%	1.08%	1.04%
Including waiver and/or reimbursement and recapture	1.00%	1.03%	1.05%	1.00%	1.04%
Net investment income (loss) to average net assets	4.09%	4.68%	5.36%	5.45%	5.24%
Portfolio turnover rate	37%	37%	38%	35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$8.52	$8.97	$8.81	$9.30	$9.02

Investment operations:
Net investment income (loss) (A)	0.30	0.34	0.42	0.43	0.42
Net realized and unrealized gain (loss)	0.59	(0.42)	0.16	(0.50)	0.29
Total investment operations	0.89	(0.08)	0.58	(0.07)	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.37)	(0.42)	(0.42)	(0.43)

Net asset value, end of year	$9.10	$8.52	$8.97	$8.81	$9.30
Total return (B)	10.58%	(0.82)%	6.88%	(0.88)%	7.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,407	$19,387	$26,922	$31,361	$46,129
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%	1.73%	1.76%	1.75%	1.73%
Including waiver and/or reimbursement and recapture	1.71%	1.74%	1.75%	1.72%	1.73%
Net investment income (loss) to average net assets	3.37%	4.00%	4.68%	4.74%	4.56%
Portfolio turnover rate	37%	37%	38%	35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$8.63		$9.06		$8.91		$9.40	$9.13

Investment operations:
Net investment income (loss) (A)	0.41		0.43		0.51		0.52	0.52
Net realized and unrealized gain (loss)	0.59		(0.39)		0.16		(0.49)	0.28
Total investment operations	1.00		0.04		0.67		0.03	0.80

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.47)		(0.52)		(0.52)	(0.53)

Net asset value, end of year	$9.21		$8.63		$9.06		$8.91	$9.40
Total return	11.74%		0.57%		7.93%		0.17%	8.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$841,173		$520,044		$67,078		$80,141	$164,626
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.70%		0.74%		0.74%	0.73%
Including waiver and/or reimbursement and recapture	0.60	%(B)	0.62	%(B)	0.74	%(C)	0.71%	0.73%
Net investment income (loss) to average net assets	4.44%		4.96%		5.66%		5.67%	5.54%
Portfolio turnover rate	37%		37%		38%		35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 21, 2023. These amounts are not subject to recapture by TAM.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$8.64	$9.10	$8.94		$9.43	$9.15

Investment operations:
Net investment income (loss) (A)	0.41	0.44	0.52		0.54	0.53
Net realized and unrealized gain (loss)	0.60	(0.43)	0.17		(0.50)	0.29
Total investment operations	1.01	0.01	0.69		0.04	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.47)	(0.53)		(0.53)	(0.54)

Net asset value, end of year	$9.23	$8.64	$9.10		$8.94	$9.43
Total return	11.87%	0.28%	8.17%		0.30%	9.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$931,699	$1,054,363	$477,381		$472,589	$858,441
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.60%	0.63%		0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.58%	0.60%	0.63	%(B)	0.61%	0.63%
Net investment income (loss) to average net assets	4.49%	5.14%	5.80%		5.83%	5.65%
Portfolio turnover rate	37%	37%	38%		35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.64	$9.10	$8.93		$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.41	0.44	0.52		0.54	0.32
Net realized and unrealized gain (loss)	0.60	(0.43)	0.18		(0.50)	0.18
Total investment operations	1.01	0.01	0.70		0.04	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.47)	(0.53)		(0.54)	(0.32)

Net asset value, end of period/year	$9.23	$8.64	$9.10		$8.93	$9.43
Total return	11.87%	0.28%	8.02%		0.33%	5.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$222,760	$218,199	$279,020		$298,604	$380,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.60%	0.63%		0.63%	0.63	%(D)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.63	%(E)	0.60%	0.60	%(D)
Net investment income (loss) to average net assets	4.48%	5.11%	5.79%		5.85%	5.69	%(D)
Portfolio turnover rate	37%	37%	38%		35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.64	$9.10	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.37	0.40	0.48	0.49	0.29
Net realized and unrealized gain (loss)	0.60	(0.43)	0.17	(0.50)	0.19
Total investment operations	0.97	(0.03)	0.65	(0.01)	0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.43)	(0.48)	(0.49)	(0.30)

Net asset value, end of period/year	$9.23	$8.64	$9.10	$8.93	$9.43
Total return	11.29%	(0.23)%	7.51%	(0.17)%	5.19	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,423	$32,169	$35,439	$42,802	$55,724
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.25%	1.26%	1.23%	1.14	%(D)
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10%	1.10	%(D)
Net investment income (loss) to average net assets	3.98%	4.63%	5.33%	5.35%	5.12	%(D)
Portfolio turnover rate	37%	37%	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.64	$9.10	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.38	0.42	0.50	0.52	0.31
Net realized and unrealized gain (loss)	0.59	(0.43)	0.18	(0.51)	0.18
Total investment operations	0.97	(0.01)	0.68	0.01	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.45)	(0.51)	(0.51)	(0.31)

Net asset value, end of period/year	$9.22	$8.64	$9.10	$8.93	$9.43
Total return	11.35%	0.03%	7.78%	0.08%	5.35	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,337	$621,798	$396,605	$361,072	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.85%	0.88%	0.88%	0.88	%(D)
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	0.85%	0.85	%(D)
Net investment income (loss) to average net assets	4.20%	4.86%	5.56%	5.61%	5.43	%(D)
Portfolio turnover rate	37%	37%	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$8.64	$9.10	$8.94		$9.43	$9.15

Investment operations:
Net investment income (loss) (A)	0.41	0.44	0.52		0.54	0.54
Net realized and unrealized gain (loss)	0.60	(0.43)	0.17		(0.50)	0.28
Total investment operations	1.01	0.01	0.69		0.04	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.47)	(0.53)		(0.53)	(0.54)

Net asset value, end of year	$9.23	$8.64	$9.10		$8.94	$9.43
Total return	11.87%	0.28%	8.05%		0.29%	9.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$61,417	$44,075	$44,675		$29,499	$34,335
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.60%	0.63%		0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.58%	0.60%	0.63	%(B)	0.61%	0.63%
Net investment income (loss) to average net assets	4.48%	5.14%	5.77%		5.85%	5.73%
Portfolio turnover rate	37%	37%	38%		35%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Yield ESG
	Class I
	October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.33		0.08
Net realized and unrealized gain (loss)	0.24		(0.09)
Total investment operations	0.57		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.09)

Net asset value, end of period/year	$10.09		$9.90
Total return	5.76%		(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,130		$999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%		2.02	%(D)
Including waiver and/or reimbursement and recapture	0.77	%(E)	0.77	%(D)(E)
Net investment income (loss) to average net assets	3.29%		3.09	%(D)
Portfolio turnover rate	37%		3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the period and year indicated:	Transamerica High Yield ESG
	Class I2
	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.90	$10.00

Investment operations:
Net investment income (loss) (B)	0.34	0.08
Net realized and unrealized gain (loss)	0.23	(0.09)
Total investment operations	0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.09)

Net asset value, end of period/year	$10.09	$9.90
Total return	5.78%	(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,088	$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.92	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	3.31%	3.11	%(D)
Portfolio turnover rate	37%	3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.59	$11.98	$11.34	$11.60	$11.88

Investment operations:
Net investment income (loss) (A)	0.35	0.38	0.42	0.40	0.34
Net realized and unrealized gain (loss)	0.78	(0.32)	0.64	(0.26)	(0.11)
Total investment operations	1.13	0.06	1.06	0.14	0.23

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.41)	(0.42)	(0.40)	(0.35)
Net realized gains	—	—	—	—	(0.16)
Return of capital	—	(0.04)	—	—	—
Total dividends and/or distributions to shareholders	(0.36)	(0.45)	(0.42)	(0.40)	(0.51)

Net asset value, end of year	$12.36	$11.59	$11.98	$11.34	$11.60
Total return (B)	9.81%	0.60%	9.54%	1.19%	2.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$29,316	$18,111	$22,116	$30,521	$34,191
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.98%	1.07%	1.04%	1.00%	1.04%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91%	0.91%
Net investment income (loss) to average net assets	2.86%	3.22%	3.63%	3.45%	3.02%
Portfolio turnover rate	96%	37%	54%	119%	115%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.60	$11.99	$11.35	$11.61	$11.88

Investment operations:
Net investment income (loss) (A)	0.28	0.31	0.36	0.33	0.28
Net realized and unrealized gain (loss)	0.79	(0.32)	0.64	(0.26)	(0.11)
Total investment operations	1.07	(0.01)	1.00	0.07	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.35)	(0.36)	(0.33)	(0.28)
Net realized gains	—	—	—	—	(0.16)
Return of capital	—	(0.03)	—	—	—
Total dividends and/or distributions to shareholders	(0.29)	(0.38)	(0.36)	(0.33)	(0.44)

Net asset value, end of year	$12.38	$11.60	$11.99	$11.35	$11.61
Total return (B)	9.24%	—%	8.89%	0.59%	1.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,390	$11,731	$11,561	$11,389	$12,109
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.73%	1.82%	1.81%	1.76%	1.80%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss) to average net assets	2.28%	2.63%	3.05%	2.84%	2.42%
Portfolio turnover rate	96%	37%	54%	119%	115%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.59	$12.00	$11.36	$11.62	$11.89

Investment operations:
Net investment income (loss) (A)	0.37	0.39	0.44	0.42	0.36
Net realized and unrealized gain (loss)	0.78	(0.33)	0.64	(0.26)	(0.10)
Total investment operations	1.15	0.06	1.08	0.16	0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.43)	(0.44)	(0.42)	(0.37)
Net realized gains	—	—	—	—	(0.16)
Return of capital	—	(0.04)	—	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.47)	(0.44)	(0.42)	(0.53)

Net asset value, end of year	$12.36	$11.59	$12.00	$11.36	$11.62
Total return	9.98%	0.58%	9.70%	1.35%	2.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$129,929	$62,566	$75,539	$61,523	$57,151
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.77%	0.86%	0.84%	0.79%	0.83%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss) to average net assets	3.00%	3.37%	3.79%	3.59%	3.17%
Portfolio turnover rate	96%	37%	54%	119%	115%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.60	$12.00	$11.36	$11.62	$11.89

Investment operations:
Net investment income (loss) (A)	0.38	0.39	0.45	0.42	0.37
Net realized and unrealized gain (loss)	0.79	(0.31)	0.64	(0.26)	(0.11)
Total investment operations	1.17	0.08	1.09	0.16	0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.44)	(0.45)	(0.42)	(0.37)
Net realized gains	—	—	—	—	(0.16)
Return of capital	—	(0.04)	—	—	—
Total dividends and/or distributions to shareholders	(0.39)	(0.48)	(0.45)	(0.42)	(0.53)

Net asset value, end of year	$12.38	$11.60	$12.00	$11.36	$11.62
Total return	10.17%	0.77%	9.73%	1.42%	2.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$12	$11	$11	$10	$10
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.68%	0.75%	0.73%	0.68%	0.72%
Including waiver and/or reimbursement and recapture	0.68%	0.75%	0.73%	0.68%	0.72%
Net investment income (loss) to average net assets	3.11%	3.39%	3.83%	3.67%	3.21%
Portfolio turnover rate	96%	37%	54%	119%	115%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.78		$10.26		$9.58		$9.97		$9.99

Investment operations:
Net investment income (loss) (A)	0.32		0.10		0.16		0.20		0.14
Net realized and unrealized gain (loss)	0.29		0.51		0.67		(0.38)		(0.03)
Total investment operations	0.61		0.61		0.83		(0.18)		0.11

Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.09)		(0.15)		(0.21)		(0.13)

Net asset value, end of year	$11.09		$10.78		$10.26		$9.58		$9.97
Total return (B)	5.73%		5.99%		8.73%		(1.81)%		1.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,430		$866		$778		$719		$634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(C)	1.10	%(C)	1.07	%(C)	0.95	%(C)	1.55%
Including waiver and/or reimbursement and recapture	1.00	%(C)	1.00	%(C)	1.00	%(C)	1.00	%(C)	1.00%
Net investment income (loss) to average net assets	2.90%		0.97%		1.59%		2.02%		1.39%
Portfolio turnover rate	48%		28%		23%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.52		$10.04		$9.41		$9.81		$9.84

Investment operations:
Net investment income (loss) (A)	0.25		0.05		0.08		0.13		0.07
Net realized and unrealized gain (loss)	0.26		0.47		0.66		(0.38)		(0.03)
Total investment operations	0.51		0.52		0.74		(0.25)		0.04

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.04)		(0.11)		(0.15)		(0.07)

Net asset value, end of year	$10.79		$10.52		$10.04		$9.41		$9.81
Total return (B)	4.89%		5.23%		7.90%		(2.59)%		0.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$934		$562		$529		$456		$709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.70	%(C)	1.80	%(C)	1.80	%(C)	1.81	%(C)	1.80%
Including waiver and/or reimbursement and recapture	1.72	%(C)	1.75	%(C)	1.75	%(C)	1.75	%(C)	1.75%
Net investment income (loss) to average net assets	2.37%		0.44%		0.80%		1.35%		0.70%
Portfolio turnover rate	48%		28%		23%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.86		$10.32		$9.63		$10.03		$10.03

Investment operations:
Net investment income (loss) (A)	0.37		0.16		0.18		0.18		0.17
Net realized and unrealized gain (loss)	0.29		0.49		0.68		(0.34)		(0.03)
Total investment operations	0.66		0.65		0.86		(0.16)		0.14

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.11)		(0.17)		(0.24)		(0.14)

Net asset value, end of year	$11.18		$10.86		$10.32		$9.63		$10.03
Total return	6.08%		6.33%		8.97%		(1.67)%		1.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,310		$5,897		$4,658		$2,156		$270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(B)	0.82	%(B)	0.82	%(B)	0.82	%(B)	0.81%
Including waiver and/or reimbursement and recapture	0.65	%(B)	0.73	%(B)	0.75	%(B)	0.75	%(B)	0.75%
Net investment income (loss) to average net assets	3.31%		1.48%		1.80%		1.81%		1.76%
Portfolio turnover rate	48%		28%		23%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.88		$10.35		$9.65		$10.05		$10.05

Investment operations:
Net investment income (loss) (A)	0.35		0.15		0.19		0.24		0.17
Net realized and unrealized gain (loss)	0.32		0.49		0.68		(0.40)		(0.02)
Total investment operations	0.67		0.64		0.87		(0.16)		0.15

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.11)		(0.17)		(0.24)		(0.15)

Net asset value, end of year	$11.21		$10.88		$10.35		$9.65		$10.05
Total return	6.16%		6.23%		9.09%		(1.63)%		1.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$118,370		$86,849		$121,491		$148,450		$171,965
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(B)	0.72	%(B)	0.71	%(B)	0.70	%(B)	0.70%
Including waiver and/or reimbursement and recapture	0.63	%(B)(C)	0.72	%(B)	0.71	%(B)	0.70	%(B)	0.70%
Net investment income (loss) to average net assets	3.15%		1.46%		1.86%		2.38%		1.67%
Portfolio turnover rate	48%		28%		23%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.89		$10.35		$9.66		$10.05		$10.05

Investment operations:
Net investment income (loss) (A)	0.35		0.16		0.19		0.24		0.17
Net realized and unrealized gain (loss)	0.31		0.49		0.67		(0.39)		(0.02)
Total investment operations	0.66		0.65		0.86		(0.15)		0.15

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.11)		(0.17)		(0.24)		(0.15)

Net asset value, end of year	$11.21		$10.89		$10.35		$9.66		$10.05
Total return	6.07%		6.33%		8.97%		(1.53)%		1.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$72		$59		$55		$51		$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(B)	0.72	%(B)	0.71	%(B)	0.70	%(B)	0.70%
Including waiver and/or reimbursement and recapture	0.63	%(B)(C)	0.72	%(B)	0.71	%(B)	0.70	%(B)	0.70%
Net investment income (loss) to average net assets	3.14%		1.47%		1.87%		2.37%		1.69%
Portfolio turnover rate	48%		28%		23%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.84		$10.21	$9.63	$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.41		0.12	0.17	0.26	0.08
Net realized and unrealized gain (loss)	0.25		0.65	0.65	(0.34)	(0.06)
Total investment operations	0.66		0.77	0.82	(0.08)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.14)	(0.24)	(0.26)	(0.05)

Net asset value, end of period/year	$11.13		$10.84	$10.21	$9.63	$9.97
Total return	6.16%		7.59%	8.58%	(0.88)%	0.16	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$98,870		$99,722	$104,687	$111,874	$144,334
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.49%		0.51%	0.49%	0.56%	0.52	%(E)
Including waiver and/or reimbursement and recapture	0.49	%(F)	0.52%	0.47%	0.40%	0.40	%(E)
Net investment income (loss) to average net assets	3.75%		1.14%	1.73%	2.59%	1.45	%(E)
Portfolio turnover rate	21%		16%	14%	134%	51	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.85	$10.23	$9.65	$9.98	$10.00

Investment operations:
Net investment income (loss) (B)	0.35	0.07	0.11	0.21	0.05
Net realized and unrealized gain (loss)	0.24	0.65	0.67	(0.34)	(0.07)
Total investment operations	0.59	0.72	0.78	(0.13)	(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.10)	(0.20)	(0.20)	(0.00	)(C)

Net asset value, end of period/year	$11.13	$10.85	$10.23	$9.65	$9.98
Total return	5.53%	7.08%	8.24%	(1.29)%	(0.20	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,787	$10,488	$9,125	$10,508	$12,683
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.98%	1.00%	0.98%	1.05%	1.01	%(F)
Including waiver and/or reimbursement and recapture	0.99%	0.99%	1.00%	0.92%	1.00	%(F)
Net investment income (loss) to average net assets	3.21%	0.69%	1.13%	2.07%	0.85	%(F)
Portfolio turnover rate	21%	16%	14%	134%	51	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.86		$10.23		$9.63		$9.97		$9.93		$9.69

Investment operations:
Net investment income (loss) (D)	0.32		0.11		0.10		0.23		0.12		0.11
Net realized and unrealized gain (loss)	0.32		0.64		0.72		(0.34)		0.01	(E)	0.26
Total investment operations	0.64		0.75		0.82		(0.11)		0.13		0.37

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.12)		(0.22)		(0.23)		(0.09)		(0.13)

Net asset value, end of period/year	$11.15		$10.86		$10.23		$9.63		$9.97		$9.93
Total return	5.96%		7.39%		8.58%		(1.15)%		1.37	%(F)	3.76%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,147		$2,012		$2,340		$15,421		$23,203		$63,638
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(G)	0.76	%(G)	0.74	%(G)	0.81	%(G)	0.81	%(G)(H)	0.82%
Including waiver and/or reimbursement and recapture	0.64	%(G)	0.64	%(G)	0.65	%(G)	0.65	%(G)(I)	0.66	%(G)(H)(I)	0.64	%(J)
Net investment income (loss) to average net assets	2.90%		1.04%		1.07%		2.33%		1.41	%(H)	1.13%
Portfolio turnover rate	21%		16%		14%		134%		51	%(F)	52%

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(J)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.85	$10.50	$9.70		$10.20	$10.08

Investment operations:
Net investment income (loss) (B)	0.19	0.23	0.28		0.27	0.14
Net realized and unrealized gain (loss)	(0.14)	0.37	0.81		(0.49)	0.14
Total investment operations	0.05	0.60	1.09		(0.22)	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.25)	(0.29)		(0.28)	(0.16)
Net realized gains	(0.36)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.56)	(0.25)	(0.29)		(0.28)	(0.16)

Net asset value, end of period/year	$10.34	$10.85	$10.50		$9.70	$10.20
Total return	0.45%	5.74%	11.39%		(2.22)%	2.92	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,131,283	$1,275,122	$1,826,481		$1,971,571	$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.42%	0.42%		0.41%	0.43	%(D)
Including waiver and/or reimbursement and recapture	0.41%	0.42%	0.42	%(E)	0.41%	0.43	%(D)
Net investment income (loss) to average net assets	1.81%	2.16%	2.77%		2.68%	2.29	%(D)
Portfolio turnover rate	48%	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.87	$10.51	$9.72		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.19	0.23	0.28		0.27	0.14
Net realized and unrealized gain (loss)	(0.14)	0.38	0.80		(0.49)	0.15
Total investment operations	0.05	0.61	1.08		(0.22)	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.25)	(0.29)		(0.28)	(0.15)
Net realized gains	(0.36)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.56)	(0.25)	(0.29)		(0.28)	(0.15)

Net asset value, end of period/year	$10.36	$10.87	$10.51		$9.72	$10.22
Total return	0.45%	5.83%	11.26%		(2.21)%	2.87	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$369,100	$385,809	$485,794		$697,789	$628,055
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.42%	0.42%		0.41%	0.42	%(D)
Including waiver and/or reimbursement and recapture	0.41%	0.42%	0.42	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	1.81%	2.14%	2.78%		2.70%	2.33	%(D)
Portfolio turnover rate	48%	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.88	$10.52	$9.73		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.14	0.18	0.23		0.22	0.11
Net realized and unrealized gain (loss)	(0.15)	0.37	0.80		(0.48)	0.14
Total investment operations	(0.01)	0.55	1.03		(0.26)	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.19)	(0.24)		(0.23)	(0.11)
Net realized gains	(0.36)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.50)	(0.19)	(0.24)		(0.23)	(0.11)

Net asset value, end of period/year	$10.37	$10.88	$10.52		$9.73	$10.22
Total return	(0.05)%	5.29%	10.68%		(2.61)%	2.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,469	$42,002	$51,335		$94,748	$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.92%	0.91%		0.91%	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.91	%(E)	0.90%	0.91	%(D)
Net investment income (loss) to average net assets	1.32%	1.64%	2.29%		2.18%	1.75	%(D)
Portfolio turnover rate	48%	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.87	$10.52	$9.72	$10.22	$10.03		$10.04

Investment operations:
Net investment income (loss) (D)	0.16	0.20	0.26	0.24	0.17		0.22
Net realized and unrealized gain (loss)	(0.14)	0.37	0.81	(0.49)	0.21		0.10
Total investment operations	0.02	0.57	1.07	(0.25)	0.38		0.32

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.22)	(0.27)	(0.25)	(0.19)		(0.24)
Net realized gains	(0.36)	—	—	—	—		(0.09)
Total dividends and/or distributions to shareholders	(0.53)	(0.22)	(0.27)	(0.25)	(0.19)		(0.33)

Net asset value, end of period/year	$10.36	$10.87	$10.52	$9.72	$10.22		$10.03
Total return	0.21%	5.49%	11.10%	(2.46)%	3.75	%(E)	3.21%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$152,590	$162,185	$178,769	$181,447	$291,565		$317,150
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.67%	0.67%	0.66%	0.68	%(F)	0.71%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.65%	0.65	%(F)	0.63	%(G)
Net investment income (loss) to average net assets	1.57%	1.90%	2.54%	2.41%	1.99	%(F)	2.08%
Portfolio turnover rate	48%	46%	49%	49%	22	%(E)	50%

(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Intermediate Bond
	Class R6
	October 31, 2021 (A)
Net asset value, beginning of period	$10.35

Investment operations:
Net investment income (loss) (B)	0.08
Net realized and unrealized gain (loss)	0.01	(C)
Total investment operations	0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.08)

Net asset value, end of period	$10.36
Total return	0.89	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41	%(E)
Including waiver and/or reimbursement and recapture	0.41	%(E)
Net investment income (loss) to average net assets	1.78	%(E)
Portfolio turnover rate	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$11.84	$11.80		$11.06		$11.40		$11.57

Investment operations:
Net investment income (loss) (A)	0.20	0.19		0.28		0.26		0.23
Net realized and unrealized gain (loss)	0.16	0.13		0.75		(0.34)		(0.10)
Total investment operations	0.36	0.32		1.03		(0.08)		0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.24)		(0.29)		(0.26)		(0.23)
Net realized gains	—	—		—		—		(0.07)
Return of capital	—	(0.04)		—		—		—
Total dividends and/or distributions to shareholders	(0.21)	(0.28)		(0.29)		(0.26)		(0.30)

Net asset value, end of year	$11.99	$11.84		$11.80		$11.06		$11.40
Total return (B)	3.03%	2.73%		9.35%		(0.73)%		1.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$284,610	$245,980		$218,941		$269,452		$312,347
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.75	%(C)	0.78	%(C)	0.77	%(C)	0.78	%(C)
Including waiver and/or reimbursement and recapture	0.63%	0.65	%(C)	0.68	%(C)	0.67	%(C)	0.68	%(C)
Net investment income (loss) to average net assets	1.69%	1.65%		2.47%		2.29%		2.00%
Portfolio turnover rate	35%	20%		14%		34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$11.82	$11.78		$11.03		$11.38		$11.54

Investment operations:
Net investment income (loss) (A)	0.13	0.12		0.21		0.19		0.16
Net realized and unrealized gain (loss)	0.14	0.13		0.75		(0.35)		(0.09)
Total investment operations	0.27	0.25		0.96		(0.16)		0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.18)		(0.21)		(0.19)		(0.16)
Net realized gains	—	—		—		—		(0.07)
Return of capital	—	(0.03)		—		—		—
Total dividends and/or distributions to shareholders	(0.13)	(0.21)		(0.21)		(0.19)		(0.23)

Net asset value, end of year	$11.96	$11.82		$11.78		$11.03		$11.38
Total return (B)	2.30%	2.10%		8.80%		(1.43)%		0.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$131,738	$138,959		$143,332		$148,672		$180,744
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%	1.52	%(C)	1.55	%(C)	1.53	%(C)	1.54	%(C)
Including waiver and/or reimbursement and recapture	1.25%	1.27	%(C)	1.30	%(C)	1.28	%(C)	1.29	%(C)
Net investment income (loss) to average net assets	1.06%	1.03%		1.86%		1.67%		1.39%
Portfolio turnover rate	35%	20%		14%		34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$11.88	$11.85		$11.11		$11.46		$11.62

Investment operations:
Net investment income (loss) (A)	0.22	0.21		0.30		0.27		0.24
Net realized and unrealized gain (loss)	0.15	0.12		0.74		(0.35)		(0.09)
Total investment operations	0.37	0.33		1.04		(0.08)		0.15

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.26)		(0.30)		(0.27)		(0.24)
Net realized gains	—	—		—		—		(0.07)
Return of capital	—	(0.04)		—		—		—
Total dividends and/or distributions to shareholders	(0.22)	(0.30)		(0.30)		(0.27)		(0.31)

Net asset value, end of year	$12.03	$11.88		$11.85		$11.11		$11.46
Total return	3.16%	2.81%		9.45%		(0.71)%		1.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,315,780	$1,888,406		$1,354,326		$999,826		$914,290
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%	0.56	%(B)	0.59	%(B)	0.58	%(B)	0.59	%(B)
Including waiver and/or reimbursement and recapture	0.49%	0.49	%(B)	0.56	%(B)	0.58	%(B)	0.59	%(B)
Net investment income (loss) to average net assets	1.84%	1.80%		2.59%		2.38%		2.09%
Portfolio turnover rate	35%	20%		14%		34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$11.90	$11.86		$11.11		$11.46		$11.62

Investment operations:
Net investment income (loss) (A)	0.23	0.21		0.31		0.28		0.25
Net realized and unrealized gain (loss)	0.14	0.13		0.75		(0.35)		(0.09)
Total investment operations	0.37	0.34		1.06		(0.07)		0.16

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.23)		(0.31)		(0.28)		(0.25)
Net realized gains	—	—		—		—		(0.07)
Return of capital	—	(0.07)		—		—		—
Total dividends and/or distributions to shareholders	(0.23)	(0.30)		(0.31)		(0.28)		(0.32)

Net asset value, end of year	$12.04	$11.90		$11.86		$11.11		$11.46
Total return	3.14%	2.94%		9.64%		(0.60)%		1.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$12	$11		$11		$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.46	%(B)	0.48	%(B)	0.47	%(B)	0.48	%(B)
Including waiver and/or reimbursement and recapture	0.44%	0.46	%(B)	0.48	%(B)	0.47	%(B)	0.48	%(B)
Net investment income (loss) to average net assets	1.93%	1.80%		2.68%		2.49%		2.20%
Portfolio turnover rate	35%	20%		14%		34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$15.73	$17.65	$17.30	$19.29	$16.49

Investment operations:
Net investment income (loss) (A)	0.31	0.20	0.32	0.33	0.43
Net realized and unrealized gain (loss)	5.45	(1.69)	0.83	(1.79)	2.61
Total investment operations	5.76	(1.49)	1.15	(1.46)	3.04

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.43)	(0.28)	(0.53)	(0.20)
Net realized gains	—	—	(0.52)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.13)	(0.43)	(0.80)	(0.53)	(0.24)

Net asset value, end of year	$21.36	$15.73	$17.65	$17.30	$19.29
Total return (B)	36.70%	(8.77)%	7.28%	(7.82)%	18.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$111,299	$147,674	$153,300	$202,462	$274,610
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.30%	1.28%	1.23%	1.20%
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.25%	1.22%	1.20%
Net investment income (loss) to average net assets	1.52%	1.22%	1.94%	1.74%	2.43%
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$15.46	$17.34	$16.97	$18.97	$16.22

Investment operations:
Net investment income (loss) (A)	0.18	0.07	0.19	0.21	0.29
Net realized and unrealized gain (loss)	5.36	(1.66)	0.83	(1.78)	2.58
Total investment operations	5.54	(1.59)	1.02	(1.57)	2.87

Dividends and/or distributions to shareholders:
Net investment income	—	(0.29)	(0.13)	(0.43)	(0.08)
Net realized gains	—	—	(0.52)	—	(0.04)
Total dividends and/or distributions to shareholders	—	(0.29)	(0.65)	(0.43)	(0.12)

Net asset value, end of year	$21.00	$15.46	$17.34	$16.97	$18.97
Total return (B)	35.77%	(9.38)%	6.50%	(8.49)%	17.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,911	$27,884	$46,960	$64,847	$72,542
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%	1.96%	1.96%	1.94%	1.94%
Including waiver and/or reimbursement and recapture	1.91%	1.96%	1.96%	1.94%	1.94%
Net investment income (loss) to average net assets	0.88%	0.45%	1.15%	1.12%	1.64%
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$15.95	$17.89	$17.54	$19.55	$16.73

Investment operations:
Net investment income (loss) (A)	0.40	0.26	0.39	0.42	0.50
Net realized and unrealized gain (loss)	5.51	(1.70)	0.83	(1.83)	2.63
Total investment operations	5.91	(1.44)	1.22	(1.41)	3.13

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.50)	(0.35)	(0.60)	(0.27)
Net realized gains	—	—	(0.52)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.24)	(0.50)	(0.87)	(0.60)	(0.31)

Net asset value, end of year	$21.62	$15.95	$17.89	$17.54	$19.55
Total return	37.24%	(8.38)%	7.66%	(7.49)%	19.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,994,603	$1,891,398	$2,210,381	$2,495,943	$2,242,175
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.86%	0.86%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.85%	0.86%	0.86%	0.89%	0.89%
Net investment income (loss) to average net assets	1.95%	1.58%	2.31%	2.17%	2.77%
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$15.97	$17.91	$17.57	$19.58	$16.75

Investment operations:
Net investment income (loss) (A)	0.42	0.28	0.39	0.43	0.52
Net realized and unrealized gain (loss)	5.51	(1.70)	0.84	(1.82)	2.63
Total investment operations	5.93	(1.42)	1.23	(1.39)	3.15

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.52)	(0.37)	(0.62)	(0.28)
Net realized gains	—	—	(0.52)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.25)	(0.52)	(0.89)	(0.62)	(0.32)

Net asset value, end of year	$21.65	$15.97	$17.91	$17.57	$19.58
Total return	37.36%	(8.28)%	7.72%	(7.40)%	19.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,548,574	$1,387,536	$1,910,356	$2,186,243	$2,298,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79%
Net investment income (loss) to average net assets	2.06%	1.69%	2.31%	2.21%	2.87%
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.08	$18.04	$17.68	$19.58	$17.24

Investment operations:
Net investment income (loss) (B)	0.42	0.29	0.41	0.43	0.45
Net realized and unrealized gain (loss)	5.56	(1.73)	0.84	(1.84)	1.89
Total investment operations	5.98	(1.44)	1.25	(1.41)	2.34

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.52)	(0.37)	(0.49)	—
Net realized gains	—	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.25)	(0.52)	(0.89)	(0.49)	—

Net asset value, end of period/year	$21.81	$16.08	$18.04	$17.68	$19.58
Total return	37.42%	(8.34)%	7.78%	(7.41)%	13.57	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$166,596	$204,877	$210,438	$218,378	$270,144
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79	%(D)
Net investment income (loss) to average net assets	2.04%	1.74%	2.40%	2.21%	3.70	%(D)
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.08	$18.03	$17.65	$19.51	$17.24

Investment operations:
Net investment income (loss) (B)	0.33	0.20	0.32	0.34	0.48
Net realized and unrealized gain (loss)	5.55	(1.72)	0.84	(1.83)	1.79
Total investment operations	5.88	(1.52)	1.16	(1.49)	2.27

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.43)	(0.26)	(0.37)	—
Net realized gains	—	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.16)	(0.43)	(0.78)	(0.37)	—

Net asset value, end of period/year	$21.80	$16.08	$18.03	$17.65	$19.51
Total return	36.74%	(8.75)%	7.23%	(7.89)%	13.22	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,246	$25,413	$31,770	$37,376	$45,713
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%	1.26%	1.26%	1.28%	1.29	%(D)
Including waiver and/or reimbursement and recapture	1.24%	1.26%	1.26%	1.28%	1.29	%(D)
Net investment income (loss) to average net assets	1.57%	1.18%	1.89%	1.72%	4.08	%(D)
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.06	$18.01	$17.65	$19.54	$17.24

Investment operations:
Net investment income (loss) (B)	0.37	0.24	0.36	0.38	0.48
Net realized and unrealized gain (loss)	5.55	(1.71)	0.83	(1.82)	1.82
Total investment operations	5.92	(1.47)	1.19	(1.44)	2.30

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.48)	(0.31)	(0.45)	—
Net realized gains	—	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.21)	(0.48)	(0.83)	(0.45)	—

Net asset value, end of period/year	$21.77	$16.06	$18.01	$17.65	$19.54
Total return	37.05%	(8.50)%	7.44%	(7.59)%	13.34	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,706	$17,802	$19,425	$15,775	$21,339
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%	1.02%	1.04%	1.04	%(D)
Including waiver and/or reimbursement and recapture	1.00%	1.02%	1.02%	1.04%	1.04	%(D)
Net investment income (loss) to average net assets	1.76%	1.46%	2.14%	1.95%	4.04	%(D)
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$16.13	$18.09	$17.73	$19.76	$16.90

Investment operations:
Net investment income (loss) (A)	0.43	0.28	0.41	0.46	0.56
Net realized and unrealized gain (loss)	5.57	(1.72)	0.84	(1.87)	2.62
Total investment operations	6.00	(1.44)	1.25	(1.41)	3.18

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.52)	(0.37)	(0.62)	(0.28)
Net realized gains	—	—	(0.52)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.25)	(0.52)	(0.89)	(0.62)	(0.32)

Net asset value, end of year	$21.88	$16.13	$18.09	$17.73	$19.76
Total return	37.37%	(8.31)%	7.76%	(7.43)%	19.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$451,687	$222,323	$255,860	$198,633	$180,679
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.79%	0.79%
Net investment income (loss) to average net assets	2.05%	1.70%	2.42%	2.35%	3.06%
Portfolio turnover rate	22%	18%	13%	21%	22%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class A
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.77		$7.53	$7.85	$8.89

Investment operations:
Net investment income (loss) (B)	0.14		0.08	0.14	0.09
Net realized and unrealized gain (loss)	2.23		0.28	0.75	(1.13)
Total investment operations	2.37		0.36	0.89	(1.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.12)	(0.11)	—
Net realized gains	—		—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.07)		(0.12)	(1.21)	—

Net asset value, end of period/year	$10.07		$7.77	$7.53	$7.85
Total return (C)	30.55%		4.81%	14.77%	(11.70	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$530		$190	$106	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%		1.74%	1.74%	1.43	%(E)
Including waiver and/or reimbursement and recapture	1.21	%(F)	1.20%	1.23%	1.30	%(E)
Net investment income (loss) to average net assets	1.48%		1.11%	2.06%	1.49	%(E)
Portfolio turnover rate	21%		28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class I
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.79		$7.55	$7.86	$8.89

Investment operations:
Net investment income (loss) (B)	0.16		0.09	0.14	0.13
Net realized and unrealized gain (loss)	2.24		0.28	0.77	(1.16)
Total investment operations	2.40		0.37	0.91	(1.03)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.13)	(0.12)	—
Net realized gains	—		—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.07)		(0.13)	(1.22)	—

Net asset value, end of period/year	$10.12		$7.79	$7.55	$7.86
Total return	30.95%		4.96%	14.99%	(11.59	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$29		$21	$19	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.33%		1.31%	1.43%	1.36	%(D)
Including waiver and/or reimbursement and recapture	0.91	%(E)	1.03%	1.05%	1.05	%(D)
Net investment income (loss) to average net assets	1.59%		1.24%	1.93%	2.27	%(D)
Portfolio turnover rate	21%		28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$7.78	$7.53	$7.87	$9.02	$7.27

Investment operations:
Net investment income (loss) (A)	0.16	0.11	0.15	0.16	0.11
Net realized and unrealized gain (loss)	2.24	0.29	0.76	(1.16)	1.72
Total investment operations	2.40	0.40	0.91	(1.00)	1.83

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.15)	(0.15)	(0.15)	(0.08)
Net realized gains	—	—	(1.10)	—	—
Total dividends and/or distributions to shareholders	(0.09)	(0.15)	(1.25)	(0.15)	(0.08)

Net asset value, end of year	$10.09	$7.78	$7.53	$7.87	$9.02
Total return	31.01%	5.34%	15.22%	(11.29)%	25.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,467,721	$1,439,535	$1,162,120	$1,216,433	$1,368,414
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.81%	0.81%	0.87%	0.95%
Including waiver and/or reimbursement and recapture	0.80%	0.81%	0.81%	0.87%	0.95%
Net investment income (loss) to average net assets	1.69%	1.45%	2.20%	1.80%	1.36%
Portfolio turnover rate	21%	28%	25%	119%	15%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.81	$7.57	$7.87	$8.89

Investment operations:
Net investment income (loss) (B)	0.17	0.11	0.16	0.16
Net realized and unrealized gain (loss)	2.24	0.28	0.77	(1.18)
Total investment operations	2.41	0.39	0.93	(1.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.15)	(0.13)	—
Net realized gains	—	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.09)	(0.15)	(1.23)	—

Net asset value, end of period/year	$10.13	$7.81	$7.57	$7.87
Total return	31.02%	5.19%	15.35%	(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14	$11	$10	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.81%	0.80%	0.83	%(D)
Including waiver and/or reimbursement and recapture	0.80%	0.81%	0.80%	0.83	%(D)
Net investment income (loss) to average net assets	1.71%	1.46%	2.26%	2.72	%(D)
Portfolio turnover rate	21%	28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.94	$12.60	$12.44	$13.67	$11.39

Investment operations:
Net investment income (loss) (A)	0.28	0.13	0.24	0.27	0.18
Net realized and unrealized gain (loss)	4.23	(0.51)	0.83	(1.08)	2.42
Total investment operations	4.51	(0.38)	1.07	(0.81)	2.60

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.28)	(0.22)	(0.42)	(0.24)
Net realized gains	—	—	(0.69)	—	(0.08)
Total dividends and/or distributions to shareholders	(0.15)	(0.28)	(0.91)	(0.42)	(0.32)

Net asset value, end of year	$16.30	$11.94	$12.60	$12.44	$13.67
Total return	37.93%	(3.21)%	9.84%	(6.20)%	23.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$348,810	$232,368	$105,692	$291,455	$326,445
Expenses to average net assets	1.09%	1.11%	1.10%	1.12%	1.12%
Net investment income (loss) to average net assets	1.82%	1.09%	2.07%	1.92%	1.48%
Portfolio turnover rate	14%	30%	18%	20%	25%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.96	$12.63	$12.47	$13.70	$11.42

Investment operations:
Net investment income (loss) (A)	0.30	0.12	0.24	0.27	0.19
Net realized and unrealized gain (loss)	4.24	(0.49)	0.85	(1.07)	2.42
Total investment operations	4.54	(0.37)	1.09	(0.80)	2.61

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.30)	(0.24)	(0.43)	(0.25)
Net realized gains	—	—	(0.69)	—	(0.08)
Total dividends and/or distributions to shareholders	(0.16)	(0.30)	(0.93)	(0.43)	(0.33)

Net asset value, end of year	$16.34	$11.96	$12.63	$12.47	$13.70
Total return	38.13%	(3.15)%	9.97%	(6.11)%	23.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$489,410	$282,379	$460,442	$439,922	$525,571
Expenses to average net assets	0.99%	1.01%	1.00%	1.02%	1.02%
Net investment income (loss) to average net assets	1.92%	1.04%	2.05%	1.95%	1.56%
Portfolio turnover rate	14%	30%	18%	20%	25%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$8.62	$9.60	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.14	0.18	(0.01)
Net realized and unrealized gain (loss)	3.03	(1.12)	0.24	(0.80)
Total investment operations	3.26	(0.98)	0.42	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	—	(0.01)	—

Net asset value, end of period/year	$11.77	$8.62	$9.60	$9.19
Total return (C)	38.12%	(10.21)%	4.59%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$780	$473	$498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.14%	1.20%	3.11%	14.60	%(F)
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.24%	1.25	%(F)
Net investment income (loss) to average net assets	2.04%	1.60%	1.95%	(0.74	)%(F)
Portfolio turnover rate	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.25	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	3.07	(1.13)	0.24	(0.81)
Total investment operations	3.32	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$11.83	$8.65	$9.62	$9.19
Total return	38.63%	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$608	$439	$501	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.96%	1.03%	2.95%	14.44	%(F)
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	2.25%	1.83%	2.21%	(0.49	)%(F)
Portfolio turnover rate	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.26	0.17	0.11	(0.00	)(C)
Net realized and unrealized gain (loss)	3.06	(1.13)	0.33	(0.81)
Total investment operations	3.32	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$11.83	$8.65	$9.62	$9.19
Total return	38.64%	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$136,492	$106,120	$76,498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.85%	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.93%	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	2.31%	1.89%	1.24%	(0.49	)%(F)
Portfolio turnover rate	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.25	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	3.07	(1.13)	0.24	(0.81)
Total investment operations	3.32	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$11.83	$8.65	$9.62	$9.19
Total return	38.63%	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$601	$434	$482	$460
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.86%	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.96%	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	2.28%	1.85%	2.20%	(0.50	)%(F)
Portfolio turnover rate	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.10		$10.97		$12.09		$13.56	$12.36

Investment operations:
Net investment income (loss) (A)	0.09		0.19		0.19		0.14	0.14
Net realized and unrealized gain (loss)	4.98		(1.57)		(0.02	)(B)	(0.04)	2.28
Total investment operations	5.07		(1.38)		0.17		0.10	2.42

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.18)		(0.19)		(0.12)	(0.17)
Net realized gains	—		(0.31)		(1.10)		(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(0.10)		(0.49)		(1.29)		(1.57)	(1.22)

Net asset value, end of year	$14.07		$9.10		$10.97		$12.09	$13.56
Total return (C)	55.91%		(13.06)%		2.51%		0.56%	20.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$82,859		$50,011		$81,213		$95,523	$103,851
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%		1.07%		1.08%		1.08%	1.06%
Including waiver and/or reimbursement and recapture	0.99	%(D)	1.07	%(D)	1.08%		1.08%	1.06%
Net investment income (loss) to average net assets	0.76%		1.93%		1.69%		1.06%	1.11%
Portfolio turnover rate	127%		184%		162%		139%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.05		$10.90		$12.01		$13.48	$12.31

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.12		0.11		0.04	0.04
Net realized and unrealized gain (loss)	4.94		(1.57)		(0.02	)(C)	(0.02)	2.27
Total investment operations	4.94		(1.45)		0.09		0.02	2.31

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.09)		(0.10)		(0.04)	(0.09)
Net realized gains	—		(0.31)		(1.10)		(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(0.04)		(0.40)		(1.20)		(1.49)	(1.14)

Net asset value, end of year	$13.95		$9.05		$10.90		$12.01	$13.48
Total return (D)	54.71%		(13.77)%		1.81%		(0.16)%	19.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,204		$14,804		$38,234		$49,839	$49,014
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%		1.83%		1.82%		1.80%	1.79%
Including waiver and/or reimbursement and recapture	1.76	%(E)	1.83	%(E)	1.82%		1.80%	1.79%
Net investment income (loss) to average net assets	0.02%		1.21%		0.96%		0.33%	0.30%
Portfolio turnover rate	127%		184%		162%		139%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.17		$11.05		$12.16		$13.64	$12.43

Investment operations:
Net investment income (loss) (A)	0.14		0.24		0.23		0.17	0.15
Net realized and unrealized gain (loss)	5.01		(1.59)		(0.02	)(B)	(0.04)	2.31
Total investment operations	5.15		(1.35)		0.21		0.13	2.46

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.22)		(0.22)		(0.16)	(0.20)
Net realized gains	—		(0.31)		(1.10)		(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(0.13)		(0.53)		(1.32)		(1.61)	(1.25)

Net asset value, end of year	$14.19		$9.17		$11.05		$12.16	$13.64
Total return	56.42%		(12.67)%		2.88%		0.78%	20.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$108,943		$72,131		$251,629		$375,161	$245,508
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.77%		0.79%		0.80%	0.79%
Including waiver and/or reimbursement and recapture	0.63	%(C)	0.68	%(C)	0.77	%(C)	0.80%	0.79%
Net investment income (loss) to average net assets	1.16%		2.38%		2.02%		1.31%	1.17%
Portfolio turnover rate	127%		184%		162%		139%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.16	$11.04		$12.16		$13.63	$12.42

Investment operations:
Net investment income (loss) (A)	0.14	0.21		0.23		0.19	0.19
Net realized and unrealized gain (loss)	5.00	(1.56)		(0.02	)(B)	(0.03)	2.28
Total investment operations	5.14	(1.35)		0.21		0.16	2.47

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.22)		(0.23)		(0.18)	(0.21)
Net realized gains	—	(0.31)		(1.10)		(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(0.14)	(0.53)		(1.33)		(1.63)	(1.26)

Net asset value, end of year	$14.16	$9.16		$11.04		$12.16	$13.63
Total return	56.43%	(12.66)%		2.90%		0.96%	20.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,294,601	$1,454,992		$1,523,734		$1,664,184	$1,899,205
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.66%		0.69%		0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.61%	0.66	%(C)	0.69%		0.69%	0.69%
Net investment income (loss) to average net assets	1.12%	2.23%		2.06%		1.46%	1.44%
Portfolio turnover rate	127%	184%		162%		139%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.16		$11.04		$12.16		$13.63	$12.42

Investment operations:
Net investment income (loss) (A)	0.15		0.22		0.23		0.18	0.17
Net realized and unrealized gain (loss)	4.99		(1.57)		(0.02	)(B)	(0.02)	2.30
Total investment operations	5.14		(1.35)		0.21		0.16	2.47

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.22)		(0.23)		(0.18)	(0.21)
Net realized gains	—		(0.31)		(1.10)		(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(0.14)		(0.53)		(1.33)		(1.63)	(1.26)

Net asset value, end of year	$14.16		$9.16		$11.04		$12.16	$13.63
Total return	56.42%		(12.66)%		2.90%		0.96%	20.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,977		$25,121		$30,426		$27,069	$16,356
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.66%		0.69%		0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.62	%(C)	0.66	%(C)	0.69%		0.69%	0.69%
Net investment income (loss) to average net assets	1.23%		2.30%		2.06%		1.42%	1.29%
Portfolio turnover rate	127%		184%		162%		139%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class I3
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.52		$9.95		$11.12		$11.02		$10.00

Investment operations:
Net investment income (loss) (B)	0.13		0.14		0.16		0.14		0.09
Net realized and unrealized gain (loss)	4.06		0.60		0.64		0.55		1.01
Total investment operations	4.19		0.74		0.80		0.69		1.10

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.17)		(0.16)		(0.14)		(0.08)
Net realized gains	(0.90)		(0.00	) (C)	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(1.03)		(0.17)		(1.97)		(0.59)		(0.08)

Net asset value, end of period/year	$13.68		$10.52		$9.95		$11.12		$11.02
Total return	42.24%		7.62%		10.53%		6.20%		11.09	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$136,168		$109,142		$191,543		$189,483		$200,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51	%(E)	0.52	%(E)	0.51	%(E)	0.66	%(E)	0.72	%(F)
Including waiver and/or reimbursement and recapture	0.51	%(E)	0.52	%(E)	0.57	%(E)	0.64	%(E)	0.64	%(F)
Net investment income (loss) to average net assets	1.03%		1.41%		1.63%		1.24%		1.32	%(F)
Portfolio turnover rate	82%		83%		82%		130%		41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.52		$9.95		$11.11		$11.01		$10.00

Investment operations:
Net investment income (loss) (B)	0.07		0.09		0.11		0.08		0.05
Net realized and unrealized gain (loss)	4.06		0.60		0.65		0.55		1.01
Total investment operations	4.13		0.69		0.76		0.63		1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.12)		(0.11)		(0.08)		(0.05)
Net realized gains	(0.90)		(0.00	)(C)	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(0.97)		(0.12)		(1.92)		(0.53)		(0.05)

Net asset value, end of period/year	$13.68		$10.52		$9.95		$11.11		$11.01
Total return	41.64%		7.05%		10.05%		5.67%		10.68	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,418		$55,318		$61,472		$72,764		$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(E)	1.02	%(E)	1.01	%(E)	1.15	%(E)	1.22	%(F)
Including waiver and/or reimbursement and recapture	1.01	%(E)	1.02	%(E)	1.06	%(E)	1.14	%(E)	1.14	%(F)
Net investment income (loss) to average net assets	0.54%		0.91%		1.15%		0.74%		0.82	%(F)
Portfolio turnover rate	82%		83%		82%		130%		41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R4
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$10.52		$9.95		$11.12		$11.01		$9.52		$8.98

Investment operations:
Net investment income (loss) (D)	0.10		0.12		0.13		0.12		0.09		0.15
Net realized and unrealized gain (loss)	4.06		0.59		0.64		0.55		1.50		0.54
Total investment operations	4.16		0.71		0.77		0.67		1.59		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.14)		(0.13)		(0.11)		(0.10)		(0.15)
Net realized gains	(0.90)		(0.00	)(E)	(1.81)		(0.45)		—		—
Total dividends and/or distributions to shareholders	(1.00)		(0.14)		(1.94)		(0.56)		(0.10)		(0.15)

Net asset value, end of period/year	$13.68		$10.52		$9.95		$11.12		$11.01		$9.52
Total return	41.88%		7.31%		10.15%		6.00%		16.72	%(F)	7.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,800		$2,045		$5,039		$5,386		$11,636		$10,633
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(G)	0.78	%(G)	0.76	%(G)	0.91	%(G)	1.05	%(H)	1.34%
Including waiver and/or reimbursement and recapture	0.76	%(G)	0.78	%(G)	0.88	%(G)	0.89	%(G)	0.90	%(H)	0.90	%(I)
Net investment income (loss) to average net assets	0.77%		1.20%		1.33%		1.01%		1.10	%(H)	1.65%
Portfolio turnover rate	82%		83%		82%		130%		41	%(F)	47%

(A)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017.
(B)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization.
(C)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$17.03	$13.09	$12.45	$11.72	$10.00

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.04)	0.01	0.03	0.03
Net realized and unrealized gain (loss)	6.42	6.45	1.66	1.22	1.72
Total investment operations	6.35	6.41	1.67	1.25	1.75

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.01)	(0.07)	(0.03)
Net realized gains	(2.82)	(2.47)	(1.02)	(0.45)	—
Total dividends and/or distributions to shareholders	(2.82)	(2.47)	(1.03)	(0.52)	(0.03)

Net asset value, end of period/year	$20.56	$17.03	$13.09	$12.45	$11.72
Total return	39.76%	57.90%	15.57%	10.94%	17.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$971,642	$769,670	$640,098	$622,541	$666,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.70%	0.70%	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.69%	0.65%	0.65	%(D)
Net investment income (loss) to average net assets	(0.36)%	(0.31)%	0.10%	0.20%	0.40	%(D)
Portfolio turnover rate	48%	39%	63%	34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.79	$13.00	$12.41		$11.71	$10.00

Investment operations:
Net investment income (loss) (B)	(0.16)	(0.11)	(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	6.32	6.37	1.66		1.23	1.72
Total investment operations	6.16	6.26	1.61		1.19	1.71

Dividends and/or distributions to shareholders:
Net investment income	—	—	—		(0.04)	—
Net realized gains	(2.82)	(2.47)	(1.02)		(0.45)	—
Total dividends and/or distributions to shareholders	(2.82)	(2.47)	(1.02)		(0.49)	—

Net asset value, end of period/year	$20.13	$16.79	$13.00		$12.41	$11.71
Total return	39.11%	57.02%	15.06%		10.39%	17.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$200,390	$161,089	$118,346		$140,192	$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.19%	1.19%		1.19%	1.22	%(D)
Including waiver and/or reimbursement and recapture	1.18%	1.19%	1.19	%(E)	1.15%	1.22	%(D)
Net investment income (loss) to average net assets	(0.86)%	(0.81)%	(0.38)%		(0.30)%	(0.10	)%(D)
Portfolio turnover rate	48%	39%	63%		34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$16.94	$13.06	$12.44	$11.72	$9.14		$9.08

Investment operations:
Net investment income (loss) (D)	(0.11)	(0.07)	(0.01)	(0.01)	0.01		0.01
Net realized and unrealized gain (loss)	6.39	6.42	1.65	1.23	2.58		0.06
Total investment operations	6.28	6.35	1.64	1.22	2.59		0.07

Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.05)	(0.01)		(0.01)
Net realized gains	(2.82)	(2.47)	(1.02)	(0.45)	–		–
Total dividends and/or distributions to shareholders	(2.82)	(2.47)	(1.02)	(0.50)	(0.01)		(0.01)

Net asset value, end of period/year	$20.40	$16.94	$13.06	$12.44	$11.72		$9.14
Total return	39.52%	57.53%	15.29%	10.68%	28.42	%(E)	0.84%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$64,361	$49,984	$34,955	$37,269	$38,038		$82,546
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.94%	0.95%	0.95%	0.99	%(F)	1.01%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90	%(F)	0.88	%(G)
Net investment income (loss) to average net assets	(0.58)%	(0.52)%	(0.10)%	(0.04)%	0.14	%(F)	0.15%
Portfolio turnover rate	48%	39%	63%	34%	21	%(E)	36%

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Large Growth
	Class R6
	October 31, 2021 (A)
Net asset value, beginning of period	$17.92

Investment operations:
Net investment income (loss) (B)	(0.04)
Net realized and unrealized gain (loss)	2.67
Total investment operations	2.63

Net asset value, end of period	$20.55
Total return	14.73	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69	%(D)
Including waiver and/or reimbursement and recapture	0.69	%(D)
Net investment income (loss) to average net assets	(0.45	)%(D)
Portfolio turnover rate	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.16		$9.32		$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.21		0.21		0.22		0.18		0.08
Net realized and unrealized gain (loss)	3.33		(1.09)		0.28		0.21		0.71
Total investment operations	3.54		(0.88)		0.50		0.39		0.79

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.22)		(0.17)		(0.08)
Net realized gains	—		(0.05)		(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(0.21)		(0.28)		(1.93)		(0.35)		(0.08)

Net asset value, end of period/year	$11.49		$8.16		$9.32		$10.75		$10.71
Total return	43.70%		(9.67)%		7.58%		3.60%		7.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$313,063		$254,111		$438,107		$458,786		$520,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49	%(D)	0.50	%(D)	0.49	%(D)	0.52	%(D)	0.57	%(E)
Including waiver and/or reimbursement and recapture	0.49	%(D)(F)	0.50	%(D)(F)	0.50	%(D)	0.49	%(D)	0.49	%(E)
Net investment income (loss) to average net assets	2.04%		2.36%		2.38%		1.64%		1.69	%(E)
Portfolio turnover rate	117%		116%		118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.17		$9.33		$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.16		0.16		0.18		0.13		0.08
Net realized and unrealized gain (loss)	3.33		(1.09)		0.28		0.21		0.69
Total investment operations	3.49		(0.93)		0.46		0.34		0.77

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.18)		(0.17)		(0.12)		(0.06)
Net realized gains	—		(0.05)		(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(0.16)		(0.23)		(1.88)		(0.30)		(0.06)

Net asset value, end of period/year	$11.50		$8.17		$9.33		$10.75		$10.71
Total return	42.93%		(10.05)%		6.97%		3.08%		7.69	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$70,159		$56,104		$73,596		$103,701		$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98	%(D)	0.99	%(D)	0.99	%(D)	1.01	%(D)	1.06	%(E)
Including waiver and/or reimbursement and recapture	1.00	%(D)	1.00	%(D)	1.00	%(D)	0.99	%(D)	0.99	%(E)
Net investment income (loss) to average net assets	1.53%		1.89%		1.91%		1.14%		1.36	%(E)
Portfolio turnover rate	117%		116%		118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$8.17		$9.33		$10.75		$10.71		$9.84		$9.18

Investment operations:
Net investment income (loss) (D)	0.19		0.19		0.20		0.15		0.14		0.16
Net realized and unrealized gain (loss)	3.34		(1.10)		0.29		0.21		0.85		0.67
Total investment operations	3.53		(0.91)		0.49		0.36		0.99		0.83

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.20)		(0.20)		(0.14)		(0.12)		(0.17)
Net realized gains	—		(0.05)		(1.71)		(0.18)		—		—
Total dividends and/or distributions to shareholders	(0.19)		(0.25)		(1.91)		(0.32)		(0.12)		(0.17)

Net asset value, end of period/year	$11.51		$8.17		$9.33		$10.75		$10.71		$9.84
Total return	43.42%		(9.81)%		7.31%		3.32%		9.99	%(E)	9.14%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,065		$19,376		$38,170		$36,445		$53,449		$99,292
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(F)	0.75	%(F)	0.74	%(F)	0.77	%(F)	0.83	%(G)	0.84%
Including waiver and/or reimbursement and recapture	0.75	%(F)	0.75	%(F)(H)	0.75	%(F)	0.74	%(F)	0.74	%(G)	0.74	%(I)
Net investment income (loss) to average net assets	1.83%		2.13%		2.14%		1.39%		1.35	%(G)	1.80%
Portfolio turnover rate	117%		116%		118%		137%		33	%(E)	48%

(A)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(B)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.91	$10.33	$12.98	$14.14		$13.12

Investment operations:
Net investment income (loss) (B)	(0.11)	(0.07)	(0.06)	(0.01)		(0.01)
Net realized and unrealized gain (loss)	3.98	1.83	1.58	(0.91	)(C)	1.03
Total investment operations	3.87	1.76	1.52	(0.92)		1.02

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.01)	(0.01)		—
Net realized gains	(0.64)	(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.64)	(0.18)	(4.17)	(0.24)		—

Net asset value, end of period/year	$15.14	$11.91	$10.33	$12.98		$14.14
Total return (D)	33.21%	17.25%	23.15%	(6.88)%		7.77	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,740	$12,670	$11,984	$8,997		$9,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.19%	1.31%	1.28%		1.30	%(F)
Including waiver and/or reimbursement and recapture	1.17%	1.19%	1.20%	1.10%		1.30	%(F)
Net investment income (loss) to average net assets	(0.79)%	(0.68)%	(0.62)%	(0.04)%		(0.10	)%(F)
Portfolio turnover rate	99%	91%	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.14	$9.74	$12.55	$13.77		$12.84

Investment operations:
Net investment income (loss) (B)	(0.20)	(0.14)	(0.12)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	3.71	1.72	1.47	(0.88	)(C)	1.00
Total investment operations	3.51	1.58	1.35	(0.99)		0.93

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.18)	(4.16)	(0.23)		—

Net asset value, end of period/year	$14.01	$11.14	$9.74	$12.55		$13.77
Total return (D)	32.24%	16.43%	22.29%	(7.58)%		7.24	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,659	$1,341	$1,370	$1,268		$1,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90%	1.94%	2.06%	2.05%		2.05	%(F)
Including waiver and/or reimbursement and recapture	1.90%	1.94%	1.93%	1.85%		2.05	%(F)
Net investment income (loss) to average net assets	(1.52)%	(1.43)%	(1.34)%	(0.79)%		(0.85	)%(F)
Portfolio turnover rate	99%	91%	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.10	$10.46	$13.09	$14.27		$13.21

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.04)	(0.03)	0.03		0.02
Net realized and unrealized gain (loss)	4.05	1.86	1.60	(0.93	)(C)	1.04
Total investment operations	3.98	1.82	1.57	(0.90)		1.06

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.04)	(0.05)		—
Net realized gains	(0.64)	(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.64)	(0.18)	(4.20)	(0.28)		—

Net asset value, end of period/year	$15.44	$12.10	$10.46	$13.09		$14.27
Total return	33.62%	17.61%	23.45%	(6.64)%		8.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,417	$1,488	$769	$664		$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	1.00%	0.99%		0.98	%(E)
Including waiver and/or reimbursement and recapture	0.87%	0.88%	0.90%	0.85%		0.98	%(E)
Net investment income (loss) to average net assets	(0.50)%	(0.38)%	(0.32)%	0.20%		0.22	%(E)
Portfolio turnover rate	99%	91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.19	$10.53		$13.10	$14.31		$13.24

Investment operations:
Net investment income (loss) (B)	(0.05)	(0.03)		(0.04)	0.07		0.03
Net realized and unrealized gain (loss)	4.08	1.87		1.63	(0.99	)(C)	1.04
Total investment operations	4.03	1.84		1.59	(0.92)		1.07

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	(0.06)		—
Net realized gains	(0.64)	(0.18)		(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.64)	(0.18)		(4.16)	(0.29)		—

Net asset value, end of period/year	$15.58	$12.19		$10.53	$13.10		$14.31
Total return	33.79%	17.69%		23.34%	(6.60)%		8.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$302,016	$391,784		$156,858	$9		$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.77%		0.88%	0.86%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.76%	0.77	%(F)	0.85%	0.74%		0.87	%(E)
Net investment income (loss) to average net assets	(0.37)%	(0.29)%		(0.41)%	0.45%		0.35	%(E)
Portfolio turnover rate	99%	91%		136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.17		$10.51	$13.14	$14.32		$13.24

Investment operations:
Net investment income (loss) (B)	(0.05)		(0.03)	(0.03)	0.05		0.04
Net realized and unrealized gain (loss)	4.08		1.87	1.61	(0.95	)(C)	1.04
Total investment operations	4.03		1.84	1.58	(0.90)		1.08

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.05)	(0.05)		—
Net realized gains	(0.64)		(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.64)		(0.18)	(4.21)	(0.28)		—

Net asset value, end of period/year	$15.56		$12.17	$10.51	$13.14		$14.32
Total return	33.64%		17.71%	23.41%	(6.49)%		8.16	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$36,970		$35,975	$38,275	$36,797		$48,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%		0.76%	0.88%	0.87%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.76	%(F)	0.78%	0.84%	0.75%		0.75	%(E)
Net investment income (loss) to average net assets	(0.38)%		(0.27)%	(0.27)%	0.32%		0.50	%(E)
Portfolio turnover rate	99%		91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.03	$10.45	$13.08	$14.26		$13.24

Investment operations:
Net investment income (loss) (B)	(0.12)	(0.09)	(0.07)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	4.02	1.85	1.60	(0.92	)(C)	1.03
Total investment operations	3.90	1.76	1.53	(0.95)		1.02

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.18)	(4.16)	(0.23)		—

Net asset value, end of period/year	$15.29	$12.03	$10.45	$13.08		$14.26
Total return	33.13%	17.05%	22.79%	(6.89)%		7.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$25,582	$22,527	$20,748	$19,711		$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.26%	1.37%	1.37%		1.37	%(E)
Including waiver and/or reimbursement and recapture	1.25%	1.32%	1.35%	1.27%		1.35	%(E)
Net investment income (loss) to average net assets	(0.88)%	(0.81)%	(0.76)%	(0.19)%		(0.16	)%(E)
Portfolio turnover rate	99%	91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$12.17	$10.53	$13.13	$14.30		$12.70		$12.50

Investment operations:
Net investment income (loss) (D)	(0.08)	(0.05)	(0.03)	0.02		0.01		(0.01)
Net realized and unrealized gain (loss)	4.08	1.87	1.60	(0.95	)(E)	1.92		1.48
Total investment operations	4.00	1.82	1.57	(0.93)		1.93		1.47

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.01)	(0.01)		—		—
Net realized gains	(0.64)	(0.18)	(4.16)	(0.23)		(0.33)		(1.27)
Total dividends and/or distributions to shareholders	(0.64)	(0.18)	(4.17)	(0.24)		(0.33)		(1.27)

Net asset value, end of period/year	$15.53	$12.17	$10.53	$13.13		$14.30		$12.70
Total return	33.59%	17.50%	23.05%	(6.64)%		15.34	%(F)	12.13%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$192	$334	$357	$4,709		$10,232		$16,767
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.01%	1.13%	1.12%		1.20	%(G)	1.36%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%	0.95%		0.98	%(G)(H)	0.95	%(I)
Net investment income (loss) to average net assets	(0.54)%	(0.43)%	(0.32)%	0.17%		0.13	%(G)	(0.09)%
Portfolio turnover rate	99%	91%	136%	61%		30	%(F)	79%

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
	Class R6
	October 31, 2021 (A)
Net asset value, beginning of period	$13.87

Investment operations:
Net investment income (loss) (B)	(0.03)
Net realized and unrealized gain (loss)	1.71
Total investment operations	1.68

Net asset value, end of period	$15.55
Total return	12.11	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(D)
Including waiver and/or reimbursement and recapture	0.76	%(D)
Net investment income (loss) to average net assets	(0.53	)%(D)
Portfolio turnover rate	99%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.05	$11.63	$11.53	$11.86	$11.80

Investment operations:
Net investment income (loss) (A)	0.01	0.09	0.11	0.09	0.07
Net realized and unrealized gain (loss)	4.73	(1.29)	0.83	0.50	0.95
Total investment operations	4.74	(1.20)	0.94	0.59	1.02

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.04)	(0.11)	(0.09)	(0.12)
Net realized gains	—	(0.34)	(0.73)	(0.83)	(0.84)
Total dividends and/or distributions to shareholders	(0.07)	(0.38)	(0.84)	(0.92)	(0.96)

Net asset value, end of year	$14.72	$10.05	$11.63	$11.53	$11.86
Total return (B)	47.42%	(10.80)%	9.64%	4.75%	8.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,613	$14,788	$22,143	$108,568	$116,047
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.31%	1.33%	1.25%	1.09%
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.11%	1.05%	1.09%
Net investment income (loss) to average net assets	0.06%	0.86%	1.01%	0.78%	0.57%
Portfolio turnover rate	54%	82%	77%	85%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.87	$11.48	$11.35		$11.71	$11.70

Investment operations:
Net investment income (loss) (A)	(0.07)	0.02	(0.00	)(B)	0.01	(0.03)
Net realized and unrealized gain (loss)	4.65	(1.28)	0.88		0.48	0.95
Total investment operations	4.58	(1.26)	0.88		0.49	0.92

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	(0.02)		(0.02)	(0.07)
Net realized gains	—	(0.34)	(0.73)		(0.83)	(0.84)
Total dividends and/or distributions to shareholders	—	(0.35)	(0.75)		(0.85)	(0.91)

Net asset value, end of year	$14.45	$9.87	$11.48		$11.35	$11.71
Total return (C)	46.40%	(11.43)%	9.00%		4.00%	7.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,471	$13,167	$19,808		$17,476	$17,808
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.91%	1.89%		1.88%	1.89%
Including waiver and/or reimbursement and recapture	1.85%	1.91%	1.86%		1.80%	1.89%
Net investment income (loss) to average net assets	(0.53)%	0.16%	(0.04)%		0.06%	(0.29)%
Portfolio turnover rate	54%	82%	77%		85%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.11	$11.73	$11.60	$11.93	$11.85

Investment operations:
Net investment income (loss) (A)	0.07	0.12	0.11	0.13	0.10
Net realized and unrealized gain (loss)	4.73	(1.28)	0.89	0.49	0.95
Total investment operations	4.80	(1.16)	1.00	0.62	1.05

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.12)	(0.14)	(0.12)	(0.13)
Net realized gains	—	(0.34)	(0.73)	(0.83)	(0.84)
Total dividends and/or distributions to shareholders	(0.11)	(0.46)	(0.87)	(0.95)	(0.97)

Net asset value, end of year	$14.80	$10.11	$11.73	$11.60	$11.93
Total return	47.90%	(10.48)%	9.99%	5.16%	8.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$656,368	$475,103	$512,150	$368,787	$394,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.85%	0.85%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.83%	0.85%	0.84%	0.80%	0.86%
Net investment income (loss) to average net assets	0.48%	1.16%	0.94%	1.09%	0.79%
Portfolio turnover rate	54%	82%	77%	85%	76%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.12	$11.74	$11.62		$11.95	$11.87

Investment operations:
Net investment income (loss) (A)	0.09	0.13	0.12		0.14	0.11
Net realized and unrealized gain (loss)	4.74	(1.28)	0.88		0.49	0.95
Total investment operations	4.83	(1.15)	1.00		0.63	1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.15)		(0.13)	(0.14)
Net realized gains	—	(0.34)	(0.73)		(0.83)	(0.84)
Total dividends and/or distributions to shareholders	(0.12)	(0.47)	(0.88)		(0.96)	(0.98)

Net asset value, end of year	$14.83	$10.12	$11.74		$11.62	$11.95
Total return	47.93%	(10.31)%	10.04%		5.26%	9.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$219,525	$293,440	$277,692		$280,299	$298,655
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.75%	0.75%		0.75%	0.76%
Including waiver and/or reimbursement and recapture	0.74%	0.75%	0.75	%(B)	0.71%	0.76%
Net investment income (loss) to average net assets	0.68%	1.21%	1.09%		1.15%	0.92%
Portfolio turnover rate	54%	82%	77%		85%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.17	$11.80	$11.67		$11.96	$11.93

Investment operations:
Net investment income (loss) (B)	0.08	0.13	0.12		0.14	0.06
Net realized and unrealized gain (loss)	4.76	(1.29)	0.90		0.48	(0.03	)(C)
Total investment operations	4.84	(1.16)	1.02		0.62	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.16)		(0.08)	—
Net realized gains	—	(0.34)	(0.73)		(0.83)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.47)	(0.89)		(0.91)	—

Net asset value, end of period/year	$14.89	$10.17	$11.80		$11.67	$11.96
Total return	48.03%	(10.43)%	10.10%		5.19%	0.25	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$128,122	$114,102	$212,674		$231,307	$275,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.75%	0.75%		0.75%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.74%	0.75%	0.75	%(F)	0.70%	0.70	%(E)
Net investment income (loss) to average net assets	0.60%	1.28%	1.09%		1.16%	0.79	%(E)
Portfolio turnover rate	54%	82%	77%		85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.15	$11.77		$11.63		$11.92	$11.93

Investment operations:
Net investment income (loss) (B)	0.01	0.08		0.07		0.07	0.02
Net realized and unrealized gain (loss)	4.77	(1.29)		0.88		0.50	(0.03	)(C)
Total investment operations	4.78	(1.21)		0.95		0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.07)		(0.08)		(0.03)	—
Net realized gains	—	(0.34)		(0.73)		(0.83)	—
Total dividends and/or distributions to shareholders	(0.07)	(0.41)		(0.81)		(0.86)	—

Net asset value, end of period/year	$14.86	$10.15		$11.77		$11.63	$11.92
Total return	47.20%	(10.77)%		9.45%		4.70%	(0.08	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$58,856	$46,194		$62,961		$69,546	$88,909
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.25%		1.25%		1.26%	1.27	%(E)
Including waiver and/or reimbursement and recapture	1.25%	1.25	%(F)	1.25	%(F)	1.24%	1.25	%(E)
Net investment income (loss) to average net assets	0.07%	0.79%		0.60%		0.63%	0.26	%(E)
Portfolio turnover rate	54%	82%		77%		85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.19	$11.79	$11.66	$11.94	$11.93

Investment operations:
Net investment income (loss) (B)	0.06	0.12	0.12	0.11	0.04
Net realized and unrealized gain (loss)	4.77	(1.30)	0.87	0.50	(0.03	)(C)
Total investment operations	4.83	(1.18)	0.99	0.61	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.08)	(0.13)	(0.06)	—
Net realized gains	—	(0.34)	(0.73)	(0.83)	—
Total dividends and/or distributions to shareholders	(0.10)	(0.42)	(0.86)	(0.89)	—

Net asset value, end of period/year	$14.92	$10.19	$11.79	$11.66	$11.94
Total return	47.83%	(10.55)%	9.83%	5.07%	0.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,919	$83,065	$101,137	$362,082	$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	1.00%	1.00%	1.00%	1.01	%(E)
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.40%	1.13%	1.06%	0.96%	0.58	%(E)
Portfolio turnover rate	54%	82%	77%	85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.19	$11.83	$11.70		$12.03	$11.87

Investment operations:
Net investment income (loss) (A)	0.08	0.13	0.12		0.04	0.08
Net realized and unrealized gain (loss)	4.79	(1.30)	0.90		0.59	0.98
Total investment operations	4.87	(1.17)	1.02		0.63	1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.16)		(0.13)	(0.06)
Net realized gains	—	(0.34)	(0.73)		(0.83)	(0.84)
Total dividends and/or distributions to shareholders	(0.12)	(0.47)	(0.89)		(0.96)	(0.90)

Net asset value, end of year	$14.94	$10.19	$11.83		$11.70	$12.03
Total return	48.09%	(10.40)%	10.06%		5.22%	9.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$190,702	$209,734	$222,061		$166,519	$16,391
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.75%	0.75%		0.75%	0.76%
Including waiver and/or reimbursement and recapture	0.74%	0.75%	0.75	%(B)	0.71%	0.76%
Net investment income (loss) to average net assets	0.62%	1.27%	1.08%		0.30%	0.68%
Portfolio turnover rate	54%	82%	77%		85%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class A
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.53		$11.64	$10.91	$10.96	$9.97

Investment operations:
Net investment income (loss) (A)	0.40		0.40	0.40	0.39	0.39
Net realized and unrealized gain (loss)	2.72		(0.09)	0.82	(0.05)	0.96
Total investment operations	3.12		0.31	1.22	0.34	1.35

Dividends and/or distributions to shareholders:
Net investment income	(0.41)		(0.41)	(0.36)	(0.35)	(0.36)
Net realized gains	—		(0.01)	(0.13)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.41)		(0.42)	(0.49)	(0.39)	(0.36)

Net asset value, end of year	$14.24		$11.53	$11.64	$10.91	$10.96
Total return (B)	27.30%		2.91%	11.72%	3.11%	13.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$134,310		$36,696	$34,731	$27,644	$20,733
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98	%(C)	1.03%	1.12%	1.20%	1.19%
Including waiver and/or reimbursement and recapture	0.98	%(C)	1.03%	1.12%	1.20%	1.21	%(D)
Net investment income (loss) to average net assets	2.89%		3.54%	3.59%	3.50%	3.74%
Portfolio turnover rate	45%		61%	53%	38%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class C
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.48		$11.59	$10.86	$10.92	$9.94

Investment operations:
Net investment income (loss) (A)	0.30		0.32	0.31	0.31	0.31
Net realized and unrealized gain (loss)	2.70		(0.09)	0.84	(0.07)	0.97
Total investment operations	3.00		0.23	1.15	0.24	1.28

Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.33)	(0.29)	(0.26)	(0.30)
Net realized gains	—		(0.01)	(0.13)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.31)		(0.34)	(0.42)	(0.30)	(0.30)

Net asset value, end of year	$14.17		$11.48	$11.59	$10.86	$10.92
Total return (B)	26.32%		2.17%	11.00%	2.24%	12.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,104		$52,109	$46,600	$38,322	$43,076
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71	%(C)	1.76%	1.85%	1.92%	1.94%
Including waiver and/or reimbursement and recapture	1.71	%(C)	1.76%	1.85%	1.92%	1.94%
Net investment income (loss) to average net assets	2.23%		2.82%	2.86%	2.80%	2.99%
Portfolio turnover rate	45%		61%	53%	38%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.53		$11.64	$10.91	$10.97	$9.97

Investment operations:
Net investment income (loss) (A)	0.43		0.44	0.43	0.42	0.42
Net realized and unrealized gain (loss)	2.73		(0.10)	0.83	(0.06)	0.97
Total investment operations	3.16		0.34	1.26	0.36	1.39

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.44)	(0.40)	(0.38)	(0.39)
Net realized gains	—		(0.01)	(0.13)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.44)		(0.45)	(0.53)	(0.42)	(0.39)

Net asset value, end of year	$14.25		$11.53	$11.64	$10.91	$10.97
Total return	27.66%		3.17%	12.14%	3.27%	14.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$347,653		$170,942	$153,353	$92,148	$71,827
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(B)	0.78%	0.85%	0.93%	0.94%
Including waiver and/or reimbursement and recapture	0.72	%(B)	0.72%	0.83%	0.95%	0.96	%(C)
Net investment income (loss) to average net assets	3.20%		3.87%	3.86%	3.75%	4.02%
Portfolio turnover rate	45%		61%	53%	38%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I2
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.01		$11.14	$10.47	$10.52	$9.62

Investment operations:
Net investment income (loss) (A)	0.43		0.42	0.41	0.42	0.40
Net realized and unrealized gain (loss)	2.58		(0.09)	0.79	(0.06)	0.90
Total investment operations	3.01		0.33	1.20	0.36	1.30

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.45)	(0.40)	(0.37)	(0.40)
Net realized gains	—		(0.01)	(0.13)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.44)		(0.46)	(0.53)	(0.41)	(0.40)

Net asset value, end of year	$13.58		$11.01	$11.14	$10.47	$10.52
Total return	27.79%		3.28%	12.03%	3.45%	13.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$17		$13	$13	$11	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64	%(B)	0.68%	0.74%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.64	%(B)	0.68%	0.82%	0.82%	0.96	%(C)
Net investment income (loss) to average net assets	3.32%		3.89%	3.89%	3.88%	3.94%
Portfolio turnover rate	45%		61%	53%	38%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$30.23	$28.66	$27.54	$27.90	$24.88

Investment operations:
Net investment income (loss) (A)	0.22	0.28	0.36	0.34	0.28
Net realized and unrealized gain (loss)	7.06	2.44	2.79	0.24	3.15
Total investment operations	7.28	2.72	3.15	0.58	3.43

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.30)	(0.37)	(0.35)	(0.32)
Net realized gains	(1.25)	(0.85)	(1.66)	(0.59)	(0.09)
Total dividends and/or distributions to shareholders	(1.47)	(1.15)	(2.03)	(0.94)	(0.41)

Net asset value, end of year	$36.04	$30.23	$28.66	$27.54	$27.90
Total return (B)	24.80%	9.76%	12.53%	2.05%	13.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$725,936	$572,827	$558,639	$532,861	$573,224
Expenses to average net assets	0.94%	1.01%	1.04%	1.03%	1.03%
Net investment income (loss) to average net assets	0.65%	0.98%	1.34%	1.22%	1.07%
Portfolio turnover rate	40%	53%	41%	48%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$29.62	$28.11	$27.04	$27.41	$24.45

Investment operations:
Net investment income (loss) (A)	(0.03)	0.06	0.15	0.13	0.08
Net realized and unrealized gain (loss)	6.92	2.39	2.75	0.22	3.09
Total investment operations	6.89	2.45	2.90	0.35	3.17

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.09)	(0.17)	(0.13)	(0.12)
Net realized gains	(1.25)	(0.85)	(1.66)	(0.59)	(0.09)
Total dividends and/or distributions to shareholders	(1.26)	(0.94)	(1.83)	(0.72)	(0.21)

Net asset value, end of year	$35.25	$29.62	$28.11	$27.04	$27.41
Total return (B)	23.88%	8.89%	11.73%	1.25%	13.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$236,477	$216,561	$195,175	$184,727	$222,884
Expenses to average net assets	1.69%	1.76%	1.80%	1.79%	1.79%
Net investment income (loss) to average net assets	(0.10)%	0.22%	0.58%	0.47%	0.32%
Portfolio turnover rate	40%	53%	41%	48%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$30.39	$28.81	$27.67	$28.03	$24.99

Investment operations:
Net investment income (loss) (A)	0.29	0.35	0.43	0.41	0.34
Net realized and unrealized gain (loss)	7.10	2.45	2.80	0.23	3.16
Total investment operations	7.39	2.80	3.23	0.64	3.50

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.37)	(0.43)	(0.41)	(0.37)
Net realized gains	(1.25)	(0.85)	(1.66)	(0.59)	(0.09)
Total dividends and/or distributions to shareholders	(1.54)	(1.22)	(2.09)	(1.00)	(0.46)

Net asset value, end of year	$36.24	$30.39	$28.81	$27.67	$28.03
Total return	25.06%	9.99%	12.79%	2.26%	14.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$401,468	$296,123	$244,156	$232,308	$266,637
Expenses to average net assets	0.73%	0.79%	0.82%	0.82%	0.82%
Net investment income (loss) to average net assets	0.85%	1.18%	1.55%	1.44%	1.28%
Portfolio turnover rate	40%	53%	41%	48%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$30.39	$28.81	$27.67	$28.03	$24.99

Investment operations:
Net investment income (loss) (A)	0.32	0.37	0.44	0.44	0.37
Net realized and unrealized gain (loss)	7.12	2.46	2.82	0.23	3.16
Total investment operations	7.44	2.83	3.26	0.67	3.53

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.40)	(0.46)	(0.44)	(0.40)
Net realized gains	(1.25)	(0.85)	(1.66)	(0.59)	(0.09)
Total dividends and/or distributions to shareholders	(1.58)	(1.25)	(2.12)	(1.03)	(0.49)

Net asset value, end of year	$36.25	$30.39	$28.81	$27.67	$28.03
Total return	25.22%	10.11%	12.92%	2.37%	14.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,794	$17,595	$13,458	$7,149	$9,749
Expenses to average net assets	0.63%	0.69%	0.71%	0.71%	0.71%
Net investment income (loss) to average net assets	0.95%	1.28%	1.62%	1.54%	1.39%
Portfolio turnover rate	40%	53%	41%	48%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class A
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.32	$10.29		$10.05	$10.22	$10.23

Investment operations:
Net investment income (loss) (A)	0.13	0.21		0.26	0.22	0.19
Net realized and unrealized gain (loss)	0.02	0.04	(B)	0.24	(0.17)	0.01
Total investment operations	0.15	0.25		0.50	0.05	0.20

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.22)		(0.26)	(0.22)	(0.21)

Net asset value, end of year	$10.33	$10.32		$10.29	$10.05	$10.22
Total return (C)	1.46%	2.43%		5.04%	0.53%	1.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$817,203	$731,602		$698,062	$732,815	$940,515
Expenses to average net assets	0.70%	0.72%		0.82%	0.85%	0.84%
Net investment income (loss) to average net assets	1.27%	2.04%		2.54%	2.16%	1.84%
Portfolio turnover rate	44%	44%		61%	60%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.30	$10.27		$10.03	$10.20	$10.21

Investment operations:
Net investment income (loss) (A)	0.05	0.13		0.18	0.14	0.11
Net realized and unrealized gain (loss)	0.02	0.03	(B)	0.24	(0.16)	0.01
Total investment operations	0.07	0.16		0.42	(0.02)	0.12

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.13)		(0.18)	(0.15)	(0.13)

Net asset value, end of year	$10.31	$10.30		$10.27	$10.03	$10.20
Total return (C)	0.67%	1.62%		4.23%	(0.24)%	1.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$157,464	$225,838		$294,497	$393,543	$517,918
Expenses to average net assets	1.48%	1.50%		1.61%	1.62%	1.61%
Net investment income (loss) to average net assets	0.51%	1.28%		1.77%	1.40%	1.07%
Portfolio turnover rate	44%	44%		61%	60%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.15	$10.11		$9.88	$10.05	$10.05

Investment operations:
Net investment income (loss) (A)	0.15	0.22		0.27	0.24	0.20
Net realized and unrealized gain (loss)	0.01	0.05	(B)	0.24	(0.17)	0.02
Total investment operations	0.16	0.27		0.51	0.07	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.23)		(0.28)	(0.24)	(0.22)

Net asset value, end of year	$10.15	$10.15		$10.11	$9.88	$10.05
Total return	1.57%	2.73%		5.20%	0.71%	2.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,398,836	$1,979,174		$1,745,843	$1,451,634	$1,312,220
Expenses to average net assets	0.50%	0.52%		0.62%	0.65%	0.64%
Net investment income (loss) to average net assets	1.46%	2.24%		2.74%	2.39%	2.04%
Portfolio turnover rate	44%	44%		61%	60%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.13	$10.11		$9.87	$10.04	$10.04

Investment operations:
Net investment income (loss) (A)	0.16	0.24		0.28	0.24	0.22
Net realized and unrealized gain (loss)	0.02	0.02	(B)	0.25	(0.16)	0.01
Total investment operations	0.18	0.26		0.53	0.08	0.23

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.24)		(0.29)	(0.25)	(0.23)

Net asset value, end of year	$10.14	$10.13		$10.11	$9.87	$10.04
Total return	1.77%	2.63%		5.41%	0.81%	2.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$138,031	$155,005		$282,641	$220,648	$427,397
Expenses to average net assets	0.41%	0.42%		0.52%	0.55%	0.54%
Net investment income (loss) to average net assets	1.56%	2.37%		2.85%	2.45%	2.15%
Portfolio turnover rate	44%	44%		61%	60%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.14	$10.11		$9.87	$10.03	$10.04

Investment operations:
Net investment income (loss) (A)	0.16	0.23		0.28	0.26	0.21
Net realized and unrealized gain (loss)	0.02	0.04	(B)	0.25	(0.17)	0.01
Total investment operations	0.18	0.27		0.53	0.09	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.24)		(0.29)	(0.25)	(0.23)

Net asset value, end of year	$10.15	$10.14		$10.11	$9.87	$10.03
Total return	1.77%	2.74%		5.42%	0.92%	2.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$217,665	$36,002		$28,807	$26,240	$1,412
Expenses to average net assets	0.40%	0.42%		0.52%	0.55%	0.54%
Net investment income (loss) to average net assets	1.54%	2.32%		2.85%	2.65%	2.14%
Portfolio turnover rate	44%	44%		61%	60%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.55	$6.43	$6.51	$6.89	$12.15

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.07)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	3.32	0.65	0.61	0.34	2.42
Total investment operations	3.25	0.58	0.56	0.30	2.36

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)	(0.64)	(0.68)	(7.62)

Net asset value, end of year	$9.13	$6.55	$6.43	$6.51	$6.89
Total return (B)	51.78%	9.34%	11.11%	4.50%	26.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,973	$16,017	$14,777	$18,537	$15,520
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.34%	1.42%	1.47%	1.41%	1.51%
Including waiver and/or reimbursement and recapture	1.38%	1.40%	1.35%	1.25%	1.41	%(C)
Net investment income (loss) to average net assets	(0.91)%	(1.07)%	(0.81)%	(0.55)%	(0.92)%
Portfolio turnover rate	40%	69%	72%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$5.73	$5.72		$5.91	$6.35	$11.77

Investment operations:
Net investment income (loss) (A)	(0.12)	(0.10)		(0.09)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	2.89	0.57		0.54	0.32	2.30
Total investment operations	2.77	0.47		0.45	0.24	2.20

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)		(0.64)	(0.68)	(7.62)

Net asset value, end of year	$7.83	$5.73		$5.72	$5.91	$6.35
Total return (B)	50.73%	8.52%		10.28%	3.87%	25.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,305	$3,771		$4,131	$4,604	$3,588
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.08%	2.15%		2.19%	2.15%	2.23%
Including waiver and/or reimbursement and recapture	2.11%	2.15	%(C)	2.10%	2.00%	2.16	%(D)
Net investment income (loss) to average net assets	(1.64)%	(1.81)%		(1.55)%	(1.32)%	(1.69)%
Portfolio turnover rate	40%	69%		72%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.87	$6.71	$6.74	$7.09	$12.30

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.03)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	3.50	0.67	0.64	0.35	2.46
Total investment operations	3.45	0.62	0.61	0.33	2.41

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)	(0.64)	(0.68)	(7.62)

Net asset value, end of year	$9.65	$6.87	$6.71	$6.74	$7.09
Total return	52.32%	9.56%	11.50%	4.82%	26.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$48,376	$35,706	$37,424	$31,592	$27,564
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.09%	1.13%	1.11%	1.18%
Including waiver and/or reimbursement and recapture	1.06%	1.09%	1.07%	1.00%	1.16	%(B)
Net investment income (loss) to average net assets	(0.59)%	(0.76)%	(0.54)%	(0.31)%	(0.69)%
Portfolio turnover rate	40%	69%	72%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$7.02	$6.83		$6.85	$7.18	$12.36

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.05)		(0.03)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	3.57	0.70		0.65	0.36	2.48
Total investment operations	3.53	0.65		0.62	0.35	2.44

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)		(0.64)	(0.68)	(7.62)

Net asset value, end of year	$9.88	$7.02		$6.83	$6.85	$7.18
Total return	52.35%	9.85%		11.48%	5.06%	26.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$142,112	$79,099		$53,600	$35,995	$47,690
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	1.00%		1.04%	1.01%	1.09%
Including waiver and/or reimbursement and recapture	0.97%	1.00	%(B)	1.00%	0.91%	1.09%
Net investment income (loss) to average net assets	(0.49)%	(0.69)%		(0.46)%	(0.20)%	(0.57)%
Portfolio turnover rate	40%	69%		72%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$7.01	$6.83		$6.84	$7.19	$6.44

Investment operations:
Net investment income (loss) (B)	(0.05)	(0.04)		(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	3.58	0.68		0.66	0.34	0.77
Total investment operations	3.53	0.64		0.63	0.33	0.75

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)		(0.64)	(0.68)	—

Net asset value, end of period/year	$9.87	$7.01		$6.83	$6.84	$7.19
Total return	52.42%	9.69%		11.48%	4.90%	11.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,682	$28,089		$26,997	$29,619	$34,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	1.00%		1.04%	1.01%	1.07	%(D)
Including waiver and/or reimbursement and recapture	0.99%	1.00	%(E)	0.99%	0.90%	0.90	%(D)
Net investment income (loss) to average net assets	(0.51)%	(0.67)%		(0.46)%	(0.20)%	(0.47	)%(D)
Portfolio turnover rate	40%	69%		72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.87	$6.72	$6.79	$7.16	$6.44

Investment operations:
Net investment income (loss) (B)	(0.08)	(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	3.48	0.69	0.63	0.36	0.77
Total investment operations	3.40	0.61	0.57	0.31	0.72

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)	(0.64)	(0.68)	—

Net asset value, end of period/year	$9.60	$6.87	$6.72	$6.79	$7.16
Total return	51.54%	9.38%	10.78%	4.48%	11.18	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$21,336	$14,838	$15,869	$16,846	$17,479
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.46%	1.49%	1.53%	1.50%	1.57	%(D)
Including waiver and/or reimbursement and recapture	1.46%	1.49%	1.49%	1.42%	1.55	%(D)
Net investment income (loss) to average net assets	(0.98)%	(1.15)%	(0.94)%	(0.73)%	(1.17	)%(D)
Portfolio turnover rate	40%	69%	72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.98	$6.80	$6.81	$7.18	$6.44

Investment operations:
Net investment income (loss) (B)	(0.06)	(0.05)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	3.55	0.69	0.65	0.34	0.77
Total investment operations	3.49	0.64	0.63	0.31	0.74

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)	(0.64)	(0.68)	—

Net asset value, end of period/year	$9.80	$6.98	$6.80	$6.81	$7.18
Total return	52.06%	9.74%	11.54%	4.60%	11.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$249	$93	$252	$6,609	$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%	1.25%	1.29%	1.26%	1.32	%(D)
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	1.15%	1.15	%(D)
Net investment income (loss) to average net assets	(0.65)%	(0.77)%	(0.38)%	(0.46)%	(0.77	)%(D)
Portfolio turnover rate	40%	69%	72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$7.01	$6.83	$6.85	$7.18	$12.36

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	3.57	0.68	0.65	0.37	2.48
Total investment operations	3.53	0.64	0.62	0.35	2.44

Dividends and/or distributions to shareholders:
Net realized gains	(0.67)	(0.46)	(0.64)	(0.68)	(7.62)

Net asset value, end of year	$9.87	$7.01	$6.83	$6.85	$7.18
Total return	52.42%	9.69%	11.48%	5.06%	26.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$121	$80	$72	$65	$62
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	1.00%	1.03%	1.01%	1.09%
Including waiver and/or reimbursement and recapture	0.96%	1.00%	1.00%	0.91%	1.09%
Net investment income (loss) to average net assets	(0.48)%	(0.66)%	(0.46)%	(0.22)%	(0.58)%
Portfolio turnover rate	40%	69%	72%	55%	80%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.13		$9.83	$10.66	$11.94		$11.07

Investment operations:
Net investment income (loss) (B)	(0.00	)(C)	0.05	(0.01)	0.02		0.01
Net realized and unrealized gain (loss)	4.78		(1.36)	0.11	(0.82)		0.86
Total investment operations	4.78		(1.31)	0.10	(0.80)		0.87

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)	(0.06)	(0.01)		—
Net realized gains	—		(0.21)	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	—		(0.39)	(0.93)	(0.48)		—

Net asset value, end of period/year	$12.91		$8.13	$9.83	$10.66		$11.94
Total return (D)	58.79%		(14.03)%	2.35%	(7.12)%		7.76	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,240		$4,246	$4,543	$3,050		$2,757
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.39%	1.36%	1.45	%(F)	1.49	%(G)
Including waiver and/or reimbursement and recapture	1.26%		1.30%	1.27%	1.20	%(F)	1.30	%(G)
Net investment income (loss) to average net assets	(0.00	)%(H)	0.66%	(0.08)%	0.20%		0.19	%(G)
Portfolio turnover rate	94%		80%	168%	84%		35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.99	$9.67		$10.50	$11.85		$11.03

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.00	)(C)	(0.07)	(0.06)		(0.03)
Net realized and unrealized gain (loss)	4.68	(1.36)		0.11	(0.82)		0.85
Total investment operations	4.61	(1.36)		0.04	(0.88)		0.82

Dividends and/or distributions to shareholders:
Net investment income	—	(0.11)		—	—		—
Net realized gains	—	(0.21)		(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	—	(0.32)		(0.87)	(0.47)		—

Net asset value, end of period/year	$12.60	$7.99		$9.67	$10.50		$11.85
Total return (D)	57.70%	(14.67)%		1.60%	(7.88)%		7.34	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$756	$581		$744	$786		$891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	2.05%		2.02%	2.06	%(F)	2.05	%(G)
Including waiver and/or reimbursement and recapture	1.95%	2.05	%(H)	2.00%	1.95	%(F)	2.05	%(G)
Net investment income (loss) to average net assets	(0.61)%	(0.06)%		(0.75)%	(0.52)%		(0.56	)%(G)
Portfolio turnover rate	94%	80%		168%	84%		35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.22	$9.93		$10.75	$12.03		$11.14

Investment operations:
Net investment income (loss) (B)	0.05	0.08		0.02	0.07		0.00	(C)
Net realized and unrealized gain (loss)	4.81	(1.38)		0.12	(0.83)		0.89
Total investment operations	4.86	(1.30)		0.14	(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.20)		(0.09)	(0.05)		—
Net realized gains	—	(0.21)		(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.02)	(0.41)		(0.96)	(0.52)		—

Net asset value, end of period/year	$13.06	$8.22		$9.93	$10.75		$12.03
Total return	59.14%	(13.77)%		2.66%	(6.86)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,027	$12,838		$15,653	$756		$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	1.02%		1.00%	1.07	%(E)	1.05	%(F)
Including waiver and/or reimbursement and recapture	0.91%	1.02	%(G)	0.99%	0.95	%(E)	1.05	%(F)
Net investment income (loss) to average net assets	0.41%	0.96%		0.19%	0.57%		0.01	%(F)
Portfolio turnover rate	94%	80%		168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.23	$9.94		$10.76		$12.04		$11.15

Investment operations:
Net investment income (loss) (B)	0.07	0.05		0.09		0.07		0.03
Net realized and unrealized gain (loss)	4.81	(1.34)		0.05		(0.83)		0.86
Total investment operations	4.88	(1.29)		0.14		(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.21)		(0.09)		(0.05)		—
Net realized gains	—	(0.21)		(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.03)	(0.42)		(0.96)		(0.52)		—

Net asset value, end of period/year	$13.08	$8.23		$9.94		$10.76		$12.04
Total return	59.35%	(13.69)%		2.66	%(C)	(6.81)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$643,658	$419,838		$52,241		$212,025		$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.92%		0.90%		0.96	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.80%	0.92	%(G)	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	0.60%	0.68%		0.89%		0.58%		0.55	%(F)
Portfolio turnover rate	94%	80%		168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.24	$9.96		$10.77		$12.05		$11.15

Investment operations:
Net investment income (loss) (B)	0.06	0.08		0.04		0.07		0.05
Net realized and unrealized gain (loss)	4.83	(1.38)		0.11		(0.84)		0.85
Total investment operations	4.89	(1.30)		0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.21)		(0.09)		(0.04)		—
Net realized gains	—	(0.21)		(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.03)	(0.42)		(0.96)		(0.51)		—

Net asset value, end of period/year	$13.10	$8.24		$9.96		$10.77		$12.05
Total return	59.37%	(13.75)%		2.77%		(6.78)%		8.07	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,764	$28,471		$24,216		$27,065		$35,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.92%		0.90%		0.96	%(D)	0.94	%(E)
Including waiver and/or reimbursement and recapture	0.83%	0.92	%(F)	0.90	%(F)	0.85	%(D)	0.85	%(E)
Net investment income (loss) to average net assets	0.52%	1.04%		0.40%		0.60%		0.82	%(E)
Portfolio turnover rate	94%	80%		168%		84%		35	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.23		$9.93	$10.73	$12.01		$11.15

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.05	(0.01)	0.01		0.00	(C)
Net realized and unrealized gain (loss)	4.82		(1.38)	0.10	(0.82)		0.86
Total investment operations	4.82		(1.33)	0.09	(0.81)		0.86

Dividends and/or distributions to shareholders:
Net investment income	—		(0.16)	(0.02)	—		—
Net realized gains	—		(0.21)	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	—		(0.37)	(0.89)	(0.47)		—

Net asset value, end of period/year	$13.05		$8.23	$9.93	$10.73		$12.01
Total return	58.57%		(14.05)%	2.13%	(7.25)%		7.71	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,125		$6,206	$7,982	$9,264		$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%		1.42%	1.40%	1.45	%(E)	1.43	%(F)
Including waiver and/or reimbursement and recapture	1.29%		1.40%	1.39%	1.35	%(E)	1.43	%(F)
Net investment income (loss) to average net assets	0.02%		0.59%	(0.08)%	0.10%		0.01	%(F)
Portfolio turnover rate	94%		80%	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016
Net asset value, beginning of period/year	$8.23	$9.95	$10.74	$12.01		$11.25		$9.52

Investment operations:
Net investment income (loss) (D)	0.02	0.08	(0.01)	0.04		0.01		0.06
Net realized and unrealized gain (loss)	4.83	(1.39)	0.14	(0.84)		0.76		1.75
Total investment operations	4.85	(1.31)	0.13	(0.80)		0.77		1.81

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.20)	(0.05)	—		(0.01)		(0.08)
Net realized gains	—	(0.21)	(0.87)	(0.47)		—		—
Total dividends and/or distributions to shareholders	(0.01)	(0.41)	(0.92)	(0.47)		(0.01)		(0.08)

Net asset value, end of period/year	$13.07	$8.23	$9.95	$10.74		$12.01		$11.25
Total return	58.90%	(13.88)%	2.57%	(6.99)%		6.85	%(E)	19.24%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$184	$117	$328	$253		$345		$7,065
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.17%	1.15%	1.21	%(F)	2.06	%(G)	1.72%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10	%(F)	1.17	%(G)(H)	1.11	%(H)(I)
Net investment income (loss) to average net assets	0.20%	0.93%	(0.07)%	0.36%		0.06	%(G)	0.67%
Portfolio turnover rate	94%	80%	168%	84%		35	%(E)	89%

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$8.28	$10.00	$10.81		$12.10		$11.20

Investment operations:
Net investment income (loss) (B)	0.06	0.09	0.03		0.07		0.00	(C)
Net realized and unrealized gain (loss)	4.85	(1.39)	0.12		(0.84)		0.90
Total investment operations	4.91	(1.30)	0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.21)	(0.09)		(0.05)		—
Net realized gains	—	(0.21)	(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.03)	(0.42)	(0.96)		(0.52)		—

Net asset value, end of period/year	$13.16	$8.28	$10.00		$10.81		$12.10
Total return	59.35%	(13.69)%	2.84%		(6.85)%		7.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$80	$50	$58		$57		$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.92%	0.90%		0.95	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.80%	0.90%	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	0.50%	1.08%	0.35%		0.57%		0.55	%(F)
Portfolio turnover rate	94%	80%	168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$21.78	$25.45	$26.61	$29.46	$25.09

Investment operations:
Net investment income (loss) (A)	0.06	0.14	0.13	0.14	0.03
Net realized and unrealized gain (loss)	11.02	(2.99)	1.41	0.61	5.92
Total investment operations	11.08	(2.85)	1.54	0.75	5.95

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.13)	(0.14)	(0.06)	(0.22)
Net realized gains	—	(0.69)	(2.56)	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	(0.13)	(0.82)	(2.70)	(3.60)	(1.58)

Net asset value, end of year	$32.73	$21.78	$25.45	$26.61	$29.46
Total return (B)	51.02%	(11.70)%	7.63%	2.25%	24.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$386,681	$268,643	$349,550	$357,948	$362,890
Expenses to average net assets	1.23%	1.31%	1.31%	1.29%	1.28%
Net investment income (loss) to average net assets	0.18%	0.61%	0.54%	0.49%	0.09%
Portfolio turnover rate	53%	65%	60%	61%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$18.37	$21.62	$23.05	$26.07	$22.37

Investment operations:
Net investment income (loss) (A)	(0.12)	(0.01)	(0.02)	(0.03)	(0.15)
Net realized and unrealized gain (loss)	9.30	(2.55)	1.15	0.55	5.28
Total investment operations	9.18	(2.56)	1.13	0.52	5.13

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.07)
Net realized gains	—	(0.69)	(2.56)	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	—	(0.69)	(2.56)	(3.54)	(1.43)

Net asset value, end of year	$27.55	$18.37	$21.62	$23.05	$26.07
Total return (B)	49.97%	(12.35)%	6.85%	1.60%	23.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$51,556	$58,622	$116,291	$165,647	$241,737
Expenses to average net assets	1.96%	2.02%	2.00%	1.96%	1.95%
Net investment income (loss) to average net assets	(0.49)%	(0.04)%	(0.09)%	(0.11)%	(0.59)%
Portfolio turnover rate	53%	65%	60%	61%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$22.67	$26.46	$27.56	$30.40	$25.84

Investment operations:
Net investment income (loss) (A)	0.15	0.23	0.23	0.24	0.10
Net realized and unrealized gain (loss)	11.47	(3.11)	1.46	0.63	6.14
Total investment operations	11.62	(2.88)	1.69	0.87	6.24

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.23)	(0.17)	(0.32)
Net realized gains	—	(0.69)	(2.56)	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	(0.21)	(0.91)	(2.79)	(3.71)	(1.68)

Net asset value, end of year	$34.08	$22.67	$26.46	$27.56	$30.40
Total return	51.51%	(11.41)%	8.03%	2.60%	24.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$364,551	$228,537	$296,684	$270,188	$242,460
Expenses to average net assets	0.92%	0.95%	0.95%	0.94%	0.94%
Net investment income (loss) to average net assets	0.47%	0.98%	0.90%	0.82%	0.35%
Portfolio turnover rate	53%	65%	60%	61%	104%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$22.73	$26.52	$27.62	$30.45	$25.88

Investment operations:
Net investment income (loss) (A)	0.24	0.25	0.26	0.27	0.15
Net realized and unrealized gain (loss)	11.45	(3.11)	1.46	0.63	6.12
Total investment operations	11.69	(2.86)	1.72	0.90	6.27

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.26)	(0.19)	(0.34)
Net realized gains	—	(0.69)	(2.56)	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	(0.24)	(0.93)	(2.82)	(3.73)	(1.70)

Net asset value, end of year	$34.18	$22.73	$26.52	$27.62	$30.45
Total return	51.70%	(11.30)%	8.14%	2.72%	24.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,725	$17,795	$20,641	$19,429	$20,628
Expenses to average net assets	0.82%	0.85%	0.85%	0.84%	0.84%
Net investment income (loss) to average net assets	0.83%	1.06%	1.01%	0.95%	0.51%
Portfolio turnover rate	53%	65%	60%	61%	104%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$22.83	$26.64	$27.74	$30.56	$25.97

Investment operations:
Net investment income (loss) (A)	0.19	0.24	0.20	0.18	0.10
Net realized and unrealized gain (loss)	11.55	(3.12)	1.52	0.74	6.19
Total investment operations	11.74	(2.88)	1.72	0.92	6.29

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.26)	(0.20)	(0.34)
Net realized gains	—	(0.69)	(2.56)	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	(0.24)	(0.93)	(2.82)	(3.74)	(1.70)

Net asset value, end of year	$34.33	$22.83	$26.64	$27.74	$30.56
Total return	51.69%	(11.32)%	8.11%	2.75%	24.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$93,544	$51,481	$48,043	$11,822	$3,961
Expenses to average net assets	0.82%	0.85%	0.85%	0.84%	0.84%
Net investment income (loss) to average net assets	0.59%	1.04%	0.80%	0.62%	0.33%
Portfolio turnover rate	53%	65%	60%	61%	104%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Sustainable Bond
	Class I
	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.02
Net realized and unrealized gain (loss)	(0.14)	(0.17)
Total investment operations	(0.01)	(0.15)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.03)

Net asset value, end of period/year	$9.67	$9.82
Total return	(0.06)%	(1.52	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,010	$985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.79	%(D)
Including waiver and/or reimbursement and recapture	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	1.30%	0.93	%(D)
Portfolio turnover rate	43%	33	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Sustainable Bond
	Class I2
	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.02
Net realized and unrealized gain (loss)	(0.13)	(0.17)
Total investment operations	—	(0.15)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.03)

Net asset value, end of period/year	$9.67	$9.82
Total return	(0.01)%	(1.51	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,637	$23,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.70	%(D)
Including waiver and/or reimbursement and recapture	0.45%	0.45	%(D)
Net investment income (loss) to average net assets	1.35%	0.98	%(D)
Portfolio turnover rate	43%	33	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.86	$9.57	$10.59	$11.53	$11.15

Investment operations:
Net investment income (loss) (A)	0.13	0.15	0.20	0.21	0.20
Net realized and unrealized gain (loss)	2.66	(1.60)	0.43	(0.19)	1.92
Total investment operations	2.79	(1.45)	0.63	0.02	2.12

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.16)	(0.20)	(0.21)	(0.24)
Net realized gains	—	(1.10)	(1.45)	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.12)	(1.26)	(1.65)	(0.96)	(1.74)

Net asset value, end of year	$9.53	$6.86	$9.57	$10.59	$11.53
Total return (B)	40.92%	(17.52)%	8.43%	(0.20)%	20.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,027	$69,391	$82,402	$83,567	$94,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.06%	1.05%	1.03%	1.01%
Including waiver and/or reimbursement and recapture	1.02%	1.06%	1.05%	1.03%	1.01%
Net investment income (loss) to average net assets	1.46%	1.94%	2.11%	1.85%	1.77%
Portfolio turnover rate	164%	45%	55%	22%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class C
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.83	$9.52	$10.53	$11.47	$11.09

Investment operations:
Net investment income (loss) (A)	0.06	0.09	0.12	0.11	0.11
Net realized and unrealized gain (loss)	2.64	(1.59)	0.44	(0.19)	1.91
Total investment operations	2.70	(1.50)	0.56	(0.08)	2.02

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.09)	(0.12)	(0.11)	(0.14)
Net realized gains	—	(1.10)	(1.45)	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.05)	(1.19)	(1.57)	(0.86)	(1.64)

Net asset value, end of year	$9.48	$6.83	$9.52	$10.53	$11.47
Total return (B)	39.74%	(18.21)%	7.57%	(1.06)%	19.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,271	$2,641	$5,836	$5,816	$7,080
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%	1.93%	1.91%	1.86%	1.84%
Including waiver and/or reimbursement and recapture	1.89%	1.90%	1.90%	1.86%	1.84%
Net investment income (loss) to average net assets	0.68%	1.23%	1.25%	1.02%	0.96%
Portfolio turnover rate	164%	45%	55%	22%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I
	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.86		$9.57	$10.59	$11.52	$11.14

Investment operations:
Net investment income (loss) (A)	0.15		0.17	0.21	0.22	0.21
Net realized and unrealized gain (loss)	2.66		(1.61)	0.44	(0.17)	1.93
Total investment operations	2.81		(1.44)	0.65	0.05	2.14

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.17)	(0.22)	(0.23)	(0.26)
Net realized gains	—		(1.10)	(1.45)	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.13)		(1.27)	(1.67)	(0.98)	(1.76)

Net asset value, end of year	$9.54		$6.86	$9.57	$10.59	$11.52
Total return	41.29%		(17.36)%	8.65%	0.06%	20.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,463		$8,240	$12,013	$16,823	$17,286
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.88%	0.87%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.77	%(B)	0.88%	0.87%	0.85%	0.84%
Net investment income (loss) to average net assets	1.75%		2.16%	2.30%	1.98%	1.91%
Portfolio turnover rate	164%		45%	55%	22%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.86	$9.57	$10.59	$11.53	$11.15

Investment operations:
Net investment income (loss) (A)	0.17	0.16	0.22	0.24	0.23
Net realized and unrealized gain (loss)	2.64	(1.59)	0.44	(0.19)	1.92
Total investment operations	2.81	(1.43)	0.66	0.05	2.15

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.23)	(0.24)	(0.27)
Net realized gains	—	(1.10)	(1.45)	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.14)	(1.28)	(1.68)	(0.99)	(1.77)

Net asset value, end of year	$9.53	$6.86	$9.57	$10.59	$11.53
Total return	41.31%	(17.26)%	8.77%	0.08%	20.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$253,200	$420,958	$428,187	$484,565	$576,947
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.78%	0.77%	0.75%	0.74%
Including waiver and/or reimbursement and recapture	0.74%	0.78%	0.77%	0.75%	0.74%
Net investment income (loss) to average net assets	1.97%	2.18%	2.40%	2.14%	2.07%
Portfolio turnover rate	164%	45%	55%	22%	14%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$6.86	$9.57	$10.59	$11.52	$11.15

Investment operations:
Net investment income (loss) (A)	0.16	0.16	0.22	0.24	0.21
Net realized and unrealized gain (loss)	2.65	(1.59)	0.44	(0.18)	1.93
Total investment operations	2.81	(1.43)	0.66	0.06	2.14

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.23)	(0.24)	(0.27)
Net realized gains	—	(1.10)	(1.45)	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.14)	(1.28)	(1.68)	(0.99)	(1.77)

Net asset value, end of year	$9.53	$6.86	$9.57	$10.59	$11.52
Total return	41.31%	(17.25)%	8.77%	0.17%	20.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,364	$4,586	$4,518	$4,082	$3,524
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.78%	0.77%	0.75%	0.74%
Including waiver and/or reimbursement and recapture	0.74%	0.78%	0.77%	0.75%	0.74%
Net investment income (loss) to average net assets	1.93%	2.18%	2.37%	2.11%	1.90%
Portfolio turnover rate	164%	45%	55%	22%	14%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and year indicated:	Transamerica Unconstrained Bond
	Class A
	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.89	$9.82

Investment operations:
Net investment income (loss) (B)	0.32	0.02
Net realized and unrealized gain (loss)	0.38	0.08
Total investment operations	0.70	0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.02)
Return of capital	—	(0.01)
Total dividends and/or distributions to shareholders	(0.32)	(0.03)

Net asset value, end of period/year	$10.27	$9.89
Total return	7.12%	0.98	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$442	$10
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.08%	0.94	%(E)
Including waiver and/or reimbursement and recapture	1.05%	0.93	%(E)
Net investment income (loss) to average net assets	3.07%	2.25	%(E)
Portfolio turnover rate	70%	126%

(A)	Commenced operations on October 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$9.89		$9.85		$9.85		$10.23		$9.92

Investment operations:
Net investment income (loss) (A)	0.34		0.28		0.41		0.37		0.22
Net realized and unrealized gain (loss)	0.39		0.08		0.00	(B)(C)	(0.38)		0.38
Total investment operations	0.73		0.36		0.41		(0.01)		0.60

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.27)		(0.36)		(0.33)		(0.29)
Net realized gains	—		—		—		(0.00	)(B)	—
Return of capital	—		(0.05)		(0.05)		(0.04)		—
Total dividends and/or distributions to shareholders	(0.34)		(0.32)		(0.41)		(0.37)		(0.29)

Net asset value, end of year	$10.28		$9.89		$9.85		$9.85		$10.23
Total return	7.46%		3.83%		4.23%		(0.14)%		6.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$46,222		$757		$869		$1,817		$2,110
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(D)	0.80	%(D)	0.83	%(D)	0.87	%(D)	0.91%
Including waiver and/or reimbursement and recapture	0.78	%(D)	0.80	%(D)(E)	0.83	%(D)(E)	0.87	%(D)(E)	0.93%
Net investment income (loss) to average net assets	3.28%		2.91%		4.22%		3.62%		2.18%
Portfolio turnover rate	70%		126%		87%		72%		87%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Net asset value, beginning of year	$9.87		$9.83		$9.81		$10.20		$9.91

Investment operations:
Net investment income (loss) (A)	0.35		0.30		0.42		0.40		0.27
Net realized and unrealized gain (loss)	0.38		0.07		0.02	(B)	(0.41)		0.35
Total investment operations	0.73		0.37		0.44		(0.01)		0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.27)		(0.37)		(0.34)		(0.33)
Net realized gains	—		—		—		(0.00	)(C)	—
Return of capital	—		(0.06)		(0.05)		(0.04)		—
Total dividends and/or distributions to shareholders	(0.35)		(0.33)		(0.42)		(0.38)		(0.33)

Net asset value, end of year	$10.25		$9.87		$9.83		$9.81		$10.20
Total return	7.47%		3.93%		4.54%		(0.10)%		6.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,196,450		$1,588,098		$993,309		$709,125		$266,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(D)	0.70	%(D)	0.73	%(D)	0.78	%(D)	0.81%
Including waiver and/or reimbursement and recapture	0.69	%(D)	0.69	%(D)	0.73	%(D)(E)	0.78	%(D)(E)	0.81%
Net investment income (loss) to average net assets	3.42%		3.12%		4.25%		3.97%		2.70%
Portfolio turnover rate	70%		126%		87%		72%		87%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017
Net asset value, beginning of year	$25.92	$22.16	$20.92	$20.75		$16.87

Investment operations:
Net investment income (loss) (A)	(0.12)	(0.08)	(0.06)	(0.07)		0.01
Net realized and unrealized gain (loss)	9.59	5.68	3.44	2.36		4.25
Total investment operations	9.47	5.60	3.38	2.29		4.26

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.00	)(B)	(0.01)
Net realized gains	(2.66)	(1.84)	(2.14)	(2.12)		(0.37)
Total dividends and/or distributions to shareholders	(2.66)	(1.84)	(2.14)	(2.12)		(0.38)

Net asset value, end of year	$32.73	$25.92	$22.16	$20.92		$20.75
Total return (C)	38.69%	26.76%	19.17%	11.74%		25.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$973,954	$764,325	$661,541	$550,529		$500,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.08%	1.16%	1.16%		1.18%
Including waiver and/or reimbursement and recapture	1.02%	1.08%	1.16%	1.16%		1.18%
Net investment income (loss) to average net assets	(0.42)%	(0.35)%	(0.32)%	(0.35)%		0.07%
Portfolio turnover rate	25%	28%	37%	27%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$23.58		$20.47		$19.63	$19.75	$16.18

Investment operations:
Net investment income (loss) (A)	(0.31)		(0.24)		(0.21)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	8.65		5.19		3.19	2.22	4.07
Total investment operations	8.34		4.95		2.98	2.00	3.94

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.00	)(B)
Net realized gains	(2.66)		(1.84)		(2.14)	(2.12)	(0.37)
Total dividends and/or distributions to shareholders	(2.66)		(1.84)		(2.14)	(2.12)	(0.37)

Net asset value, end of year	$29.26		$23.58		$20.47	$19.63	$19.75
Total return (C)	37.64%		25.72%		18.30%	10.78%	24.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,427		$18,000		$18,378	$13,930	$48,087
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%		1.87	%(D)	1.93%	1.96%	1.97%
Including waiver and/or reimbursement and recapture	1.80	%(E)	1.87	%(D)(E)	1.93%	1.96%	1.97%
Net investment income (loss) to average net assets	(1.19)%		(1.12)%		(1.09)%	(1.09)%	(0.72)%
Portfolio turnover rate	25%		28%		37%	27%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Includes extraordinary expenses outside the operating expense limit.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$26.67	$22.70	$21.31	$21.11	$17.15

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.02)	(0.01)	(0.01)	0.07
Net realized and unrealized gain (loss)	9.91	5.83	3.54	2.39	4.33
Total investment operations	9.85	5.81	3.53	2.38	4.40

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.06)	(0.07)
Net realized gains	(2.66)	(1.84)	(2.14)	(2.12)	(0.37)
Total dividends and/or distributions to shareholders	(2.66)	(1.84)	(2.14)	(2.18)	(0.44)

Net asset value, end of year	$33.86	$26.67	$22.70	$21.31	$21.11
Total return	39.05%	27.07%	19.56%	12.01%	26.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$388,235	$309,755	$266,730	$186,752	$183,788
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.82%	0.86%	0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.78%	0.82%	0.86%	0.87%	0.88%
Net investment income (loss) to average net assets	(0.18)%	(0.08)%	(0.03)%	(0.06)%	0.37%
Portfolio turnover rate	25%	28%	37%	27%	35%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$26.68	$22.68	$21.27	$21.07	$17.13

Investment operations:
Net investment income (loss) (A)	(0.02)	0.01	0.01	0.02	0.09
Net realized and unrealized gain (loss)	9.90	5.83	3.54	2.39	4.31
Total investment operations	9.88	5.84	3.55	2.41	4.40

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—	—	(0.09)	(0.09)
Net realized gains	(2.66)	(1.84)	(2.14)	(2.12)	(0.37)
Total dividends and/or distributions to shareholders	(2.67)	(1.84)	(2.14)	(2.21)	(0.46)

Net asset value, end of year	$33.89	$26.68	$22.68	$21.27	$21.07
Total return	39.17%	27.23%	19.70%	12.18%	26.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$647,828	$529,573	$491,921	$190,514	$230,952
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.70%	0.74%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.67%	0.70%	0.74%	0.75%	0.75%
Net investment income (loss) to average net assets	(0.07)%	0.03%	0.07%	0.08%	0.50%
Portfolio turnover rate	25%	28%	37%	27%	35%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica US Growth
	Class R6
	October 31, 2021 (A)
Net asset value, beginning of period	$29.89

Investment operations:
Net investment income (loss) (B)	(0.03)
Net realized and unrealized gain (loss)	4.03
Total investment operations	4.00

Net asset value, end of period	$33.89
Total return	13.38	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67	%(D)
Including waiver and/or reimbursement and recapture	0.67	%(D)
Net investment income (loss) to average net assets	(0.23	)%(D)
Portfolio turnover rate	25%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica US Growth
Class T
October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$79.77	$64.44	$56.19	$52.20	$41.76

Investment operations:
Net investment income (loss) (A)	(0.11)	(0.01)	0.02	0.00	(B)	0.20
Net realized and unrealized gain (loss)	30.77	17.18	10.37	6.16	10.66
Total investment operations	30.66	17.17	10.39	6.16	10.86

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.05)	(0.05)
Net realized gains	(2.66)	(1.84)	(2.14)	(2.12)	(0.37)
Total dividends and/or distributions to shareholders	(2.66)	(1.84)	(2.14)	(2.17)	(0.42)

Net asset value, end of year	$107.77	$79.77	$64.44	$56.19	$52.20
Total return (C)	39.15%	27.17%	19.63%	12.10%	26.24%

Ratios and supplemental data:
Net assets end of year (000’s)	$189,010	$144,510	$125,598	$113,486	$109,183
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.75%	0.80%	0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.70%	0.75%	0.80%	0.81%	0.82%
Net investment income (loss) to average net assets	(0.11)%	(0.02)%	0.04%	0.02%	0.43%
Portfolio turnover rate	25%	28%	37%	27%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS

At October 31, 2021

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Balanced II (“Balanced II”)	I3,R
Transamerica Bond (“Bond”)	A,C,I,I2,R6
Transamerica Capital Growth (“Capital Growth”)	A,C,I,I2,R6
Transamerica Emerging Markets Debt (“Emerging Markets Debt”)	A,C,I,I2,R6
Transamerica Emerging Markets Opportunities (“Emerging Markets Opportunities”) (A)	I,I2,R6
Transamerica Energy Infrastructure (“Energy Infrastructure”) (B)	A,C,I,I2
Transamerica Floating Rate (“Floating Rate”)	A,C,I,I2
Transamerica Global Equity (“Global Equity”)	A,C,I,R6
Transamerica Government Money Market (“Government Money Market”)	A,C,I,I2,I3,R2,R4
Transamerica High Quality Bond (“High Quality Bond”)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”)	A,C,I,I2,I3,R,R4,R6
Transamerica High Yield ESG (“High Yield ESG”)	I,I2
Transamerica High Yield Muni (“High Yield Muni”)	A,C,I,I2
Transamerica Inflation Opportunities (“Inflation Opportunities”)	A,C,I,I2,R6
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”) (A)	I2,I3,R,R4,R6
Transamerica Intermediate Muni (“Intermediate Muni”)	A,C,I,I2
Transamerica International Equity (“International Equity”)	A,C,I,I2,I3,R,R4,R6
Transamerica International Growth (“International Growth”)	A,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica International Stock (“International Stock”)	A,I,I2,R6
Transamerica Large Cap Value (“Large Cap Value”)	A,C,I,I2,R6
Transamerica Large Core (“Large Core”)	I3,R,R4
Transamerica Large Growth (“Large Growth”) (A)	I3,R,R4,R6
Transamerica Large Value Opportunities (“Large Value Opportunities”)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”) (A)	A,C,I,I2,I3,R,R4,R6
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”)	A,C,I,I2,I3,R,R4,R6
Transamerica Multi-Asset Income (“Multi-Asset Income”) (C)	A,C,I,I2
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”)	A,C,I,R6
Transamerica Short-Term Bond (“Short-Term Bond”)	A,C,I,I2,R6
Transamerica Small Cap Growth (“Small Cap Growth”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small Cap Value (“Small Cap Value”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”)	A,C,I,I2,R6
Transamerica Sustainable Bond (“Sustainable Bond”)	I,I2
Transamerica Sustainable Equity Income (“Sustainable Equity Income”) (D)	A,C,I,I2,R6
Transamerica Unconstrained Bond (“Unconstrained Bond”)	A,I,I2
Transamerica US Growth (“US Growth”) (A)	A,C,I,I2,R6,T

(A)	Class R6 commenced operations on May 28, 2021.
(B)	Formerly, Transamerica MLP & Energy Income.
(C)	Transamerica Dynamic Income merged into Multi-Asset Income on May 28, 2021.
(D)	Formerly, Transamerica Dividend Focused.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase.

Effective as of March 31, 2021, Government Money Market closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping.

Emerging Markets Debt, Energy Infrastructure and High Yield Muni are “non-diversified” funds, as defined under the 1940 Act.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

1. ORGANIZATION (continued)

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statements of Operations. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statements of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2021, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Emerging Markets Opportunities	$5,401
Energy Infrastructure	712
International Equity	108,603
International Small Cap Value	9,206
International Stock	17,393
Large Cap Value	32,335
Large Core	5,396
Large Growth	2,265
Large Value Opportunities	9,231
Mid Cap Growth	4,133
Mid Cap Value Opportunities	40,822
Multi-Asset Income	2,636
Multi-Managed Balanced	7,488
Small Cap Growth	3,620
Small Cap Value	278,230
Small/Mid Cap Value	25,984
Sustainable Equity Income	182
US Growth	8,093

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2021, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: A Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

(“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statements of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statements of Operations. Funds not listed in the subsequent table do not have any unfunded commitments during the year.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
BIFM CA Buyer, Inc., Delayed Draw Term Loan	$85,922	$(27)
Dessert Holdings, Inc., Delayed Draw Term Loan	78,849	(99)
Hillman Group, Inc., Delayed Draw Term Loan	212,116	(379)
Refficiency Holdings LLC, Delayed Draw Term Loan	198,177	(472)
VT Topco, Inc., Delayed Draw Term Loan	148,703	(233)
Total	$723,767	$(1,210)

Unconstrained Bond
Dexko Global, Inc., Delayed Draw Term Loan	$66,991	$(110)
Hightower Holdings LLC, Delayed Draw Term Loan	52,114	—
New Arclin US Holding Corp., Delayed Draw Term Loan	19,620	65
Pro Mach Group, Inc., Delayed Draw Term Loan	21,641	100
Service Logic Acquisition, Inc., Delayed Draw Term Loan	38,202	284
Trident TPI Holdings Inc., Delayed Draw Term Loan	17,266	25
Total	$215,834	$364

Open funded loan participations and assignments at October 31, 2021, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2021, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2021, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2021.

Repurchase agreements at October 31, 2021, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2021. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced II
Securities Lending Transactions
Corporate Debt Securities	$694,352	$—	$—	$—	$694,352
U.S. Government Obligations	265,566	—	—	—	265,566
Total Securities Lending Transactions	$959,918	$—	$—	$—	$959,918
Total Borrowings	$959,918	$—	$—	$—	$959,918

Bond
Securities Lending Transactions
Corporate Debt Securities	$16,797,868	$—	$—	$—	$16,797,868
Total Borrowings	$16,797,868	$—	$—	$—	$16,797,868

Capital Growth
Securities Lending Transactions
Common Stocks	$47,003,996	$—	$—	$—	$47,003,996
Total Borrowings	$47,003,996	$—	$—	$—	$47,003,996

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$11,452,829	$—	$—	$—	$11,452,829
Foreign Government Obligations	2,069,084	—	—	—	2,069,084
Total Securities Lending Transactions	$13,521,913	$—	$—	$—	$13,521,913
Total Borrowings	$13,521,913	$—	$—	$—	$13,521,913

Emerging Markets Opportunities
Securities Lending Transactions
Common Stocks	$8,939,527	$—	$—	$—	$8,939,527
Total Borrowings	$8,939,527	$—	$—	$—	$8,939,527

Energy Infrastructure
Securities Lending Transactions
Common Stocks	$7,071,088	$—	$—	$—	$7,071,088
Total Borrowings	$7,071,088	$—	$—	$—	$7,071,088

Global Equity
Securities Lending Transactions
Common Stocks	$3,449,322	$—	$—	$—	$3,449,322
Total Borrowings	$3,449,322	$—	$—	$—	$3,449,322

High Quality Bond
Securities Lending Transactions
Corporate Debt Securities	$902,623	$—	$—	$—	$902,623
Total Borrowings	$902,623	$—	$—	$—	$902,623

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$60,965,055	$—	$—	$—	$60,965,055
Total Borrowings	$60,965,055	$—	$—	$—	$60,965,055

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
High Yield ESG
Securities Lending Transactions
Corporate Debt Securities	$729,145	$—	$—	$—	$729,145
Total Borrowings	$729,145	$—	$—	$—	$729,145

High Yield Muni
Securities Lending Transactions
Exchange-Traded Funds	$482,400	$—	$—	$—	$482,400
Total Borrowings	$482,400	$—	$—	$—	$482,400

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$2,071,084	$—	$—	$—	$2,071,084
U.S. Government Obligations	2,013,056	—	—	—	2,013,056
Total Securities Lending Transactions	$4,084,140	$—	$—	$—	$4,084,140
Total Borrowings	$4,084,140	$—	$—	$—	$4,084,140

Inflation-Protected Securities
Securities Lending Transactions
Corporate Debt Securities	$1,266,483	$—	$—	$—	$1,266,483
Total Borrowings	$1,266,483	$—	$—	$—	$1,266,483

Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$6,466,290	$—	$—	$—	$6,466,290
U.S. Government Obligations	8,256,544	—	—	—	8,256,544
Preferred Stocks	68,820	—	—	—	68,820
Total Securities Lending Transactions	$14,791,654	$—	$—	$—	$14,791,654
Total Borrowings	$14,791,654	$—	$—	$—	$14,791,654

International Equity
Securities Lending Transactions
Common Stocks	$61,530,148	$—	$—	$—	$61,530,148
Total Borrowings	$61,530,148	$—	$—	$—	$61,530,148

International Growth
Securities Lending Transactions
Common Stocks	$67,029,853	$—	$—	$—	$67,029,853
Total Borrowings	$67,029,853	$—	$—	$—	$67,029,853

International Small Cap Value
Securities Lending Transactions
Common Stocks	$10,181,509	$—	$—	$—	$10,181,509
Total Borrowings	$10,181,509	$—	$—	$—	$10,181,509

International Stock
Securities Lending Transactions
Common Stocks	$615,322	$—	$—	$—	$615,322
Total Borrowings	$615,322	$—	$—	$—	$615,322

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Large Growth
Securities Lending Transactions
Common Stocks	$14,382,870	$—	$—	$—	$14,382,870
Total Borrowings	$14,382,870	$—	$—	$—	$14,382,870

Mid Cap Value Opportunities
Securities Lending Transactions
Common Stocks	$2,387,018	$—	$—	$—	$2,387,018
Total Borrowings	$2,387,018	$—	$—	$—	$2,387,018

Multi-Asset Income
Securities Lending Transactions
Common Stocks	$4,545,810	$—	$—	$—	$4,545,810
Preferred Stocks	1,969,222	—	—	—	1,969,222
Exchange-Traded Funds	1,290,973	—	—	—	1,290,973
Corporate Debt Securities	5,990,671	—	—	—	5,990,671
Total Securities Lending Transactions	$13,796,676	$—	$—	$—	$13,796,676
Total Borrowings	$13,796,676	$—	$—	$—	$13,796,676

Multi-Managed Balanced
Securities Lending Transactions
Preferred Stocks	$5,815	$—	$—	$—	$5,815
Corporate Debt Securities	1,119,495	—	—	—	1,119,495
U.S. Government Obligations	2,261,183	—	—	—	2,261,183
Total Securities Lending Transactions	$3,386,493	$—	$—	$—	$3,386,493
Total Borrowings	$3,386,493	$—	$—	$—	$3,386,493

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$24,864,865	$—	$—	$—	$24,864,865
Total Borrowings	$24,864,865	$—	$—	$—	$24,864,865

Small Cap Growth
Securities Lending Transactions
Common Stocks	$1,430,157	$—	$—	$—	$1,430,157
Total Borrowings	$1,430,157	$—	$—	$—	$1,430,157

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$2,267,625	$—	$—	$—	$2,267,625
Total Borrowings	$2,267,625	$—	$—	$—	$2,267,625

Sustainable Bond
Securities Lending Transactions
Corporate Debt Securities	$165,365	$—	$—	$—	$165,365
Total Borrowings	$165,365	$—	$—	$—	$165,365

Sustainable Equity Income
Securities Lending Transactions
Common Stocks	$98,700	$—	$—	$—	$98,700
Total Borrowings	$98,700	$—	$—	$—	$98,700

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$40,248,222	$—	$—	$—	$40,248,222
Foreign Government Obligations	513,762	—	—	—	513,762
Preferred Stocks	188,249	—	—	—	188,249
Total Securities Lending Transactions	$40,950,233	$—	$—	$—	$40,950,233
Total Borrowings	$40,950,233	$—	$—	$—	$40,950,233

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Funds, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2021. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$44,954	$—	$—	$44,954
Total	$—	$—	$44,954	$—	$—	$44,954

Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$52	$—	$—	$—	$—	$52
Total	$52	$—	$—	$—	$—	$52

Capital Growth
Purchased options and swaptions:
Investments, at value (A)	$—	$4,744,345	$—	$—	$—	$4,744,345
Total	$—	$4,744,345	$—	$—	$—	$4,744,345

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$350,630	$—	$—	$—	$350,630
Total	$—	$350,630	$—	$—	$—	$350,630

Inflation Opportunities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$294,619	$—	$—	$—	$294,619
Total	$—	$294,619	$—	$—	$—	$294,619

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$96,076	$—	$—	$—	$96,076
Total	$—	$96,076	$—	$—	$—	$96,076

Large Growth
Purchased options and swaptions:
Investments, at value(A)	$—	$495,589	$—	$—	$—	$495,589
Total	$—	$495,589	$—	$—	$—	$495,589

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$—	$—	$276,629	$—	$—	$276,629
Total	$—	$—	$276,629	$—	$—	$276,629

Short-Term Bond
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$1,463,780	$—	$—	$—	$—	$1,463,780
Total	$1,463,780	$—	$—	$—	$—	$1,463,780

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$5,209,057	$—	$—	$—	$—	$5,209,057
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,698,493	—	—	—	2,698,493
Total	$5,209,057	$2,698,493	$—	$—	$—	$7,907,550

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$(2,819)	$—	$—	$—	$—	$(2,819)
Total	$(2,819)	$—	$—	$—	$—	$(2,819)

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(109,676)	$—	$—	$—	$(109,676)
Total	$—	$(109,676)	$—	$—	$—	$(109,676)

Emerging Markets Opportunities
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$—	$—	$(18,966)	$—	$—	$(18,966)
Total	$—	$—	$(18,966)	$—	$—	$(18,966)

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation Opportunities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(178,562)	$—	$—	$—	$(178,562)
Total	$—	$(178,562)	$—	$—	$—	$(178,562)

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(128,508)	$—	$—	$—	$(128,508)
Total	$—	$(128,508)	$—	$—	$—	$(128,508)

Intermediate Bond
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$(53,559)	$—	$—	$—	$—	$(53,559)
Total	$(53,559)	$—	$—	$—	$—	$(53,559)

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$(35,055)	$—	$—	$—	$—	$(35,055)
Total	$(35,055)	$—	$—	$—	$—	$(35,055)

Short-Term Bond
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$(265,246)	$—	$—	$—	$—	$(265,246)
Total	$(265,246)	$—	$—	$—	$—	$(265,246)

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$(233,616)	$—	$—	$—	$—	$(233,616)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(33,231)	—	—	—	(33,231)
Total	$(233,616)	$(33,231)	$—	$—	$—	$(266,847)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$(1,056)	$—	$126,824	$—	$—	$125,768
Total	$(1,056)	$—	$126,824	$—	$—	$125,768

Bond
Futures contracts	$(16,037)	$—	$—	$—	$—	$(16,037)
Total	$(16,037)	$—	$—	$—	$—	$(16,037)

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Capital Growth
Purchased options and swaptions(A)	$—	$(12,555,883)	$—	$—	$—	$(12,555,883)
Total	$—	$(12,555,883)	$—	$—	$—	$(12,555,883)

Emerging Markets Debt
Forward foreign currency contracts	$—	$(908,583)	$—	$—	$—	$(908,583)
Total	$—	$(908,583)	$—	$—	$—	$(908,583)

Emerging Markets Opportunities
Futures contracts	$—	$—	$(103,486)	$—	$—	$(103,486)
Forward foreign currency contracts	—	13,602	—	—	—	13,602
Total	$—	$13,602	$(103,486)	$—	$—	$(89,884)

High Yield Muni
Written options and swaptions	$—	$—	$86,214	$—	$—	$86,214
Total	$—	$—	$86,214	$—	$—	$86,214

Inflation Opportunities
Forward foreign currency contracts	$—	$(749,354)	$—	$—	$—	$(749,354)
Total	$—	$(749,354)	$—	$—	$—	$(749,354)

Inflation-Protected Securities
Forward foreign currency contracts	$—	$(457,980)	$—	$—	$—	$(457,980)
Total	$—	$(457,980)	$—	$—	$—	$(457,980)

Intermediate Bond
Futures contracts	$(39,662)	$—	$—	$—	$—	$(39,662)
Total	$(39,662)	$—	$—	$—	$—	$(39,662)

Intermediate Muni
Written options and swaptions	$—	$—	$981,672	$—	$—	$981,672
Total	$—	$—	$981,672	$—	$—	$981,672

Large Growth
Purchased options and swaptions(A)	$—	$(1,463,936)	$—	$—	$—	$(1,463,936)
Total	$—	$(1,463,936)	$—	$—	$—	$(1,463,936)

Multi-Managed Balanced
Futures contracts	$(8,969)	$—	$2,990,516	$—	$—	$2,981,547
Total	$(8,969)	$—	$2,990,516	$—	$—	$2,981,547

Short-Term Bond
Futures contracts	$(273,375)	$—	$—	$—	$—	$(273,375)
Total	$(273,375)	$—	$—	$—	$—	$(273,375)

Unconstrained Bond
Futures contracts	$35,033,438	$—	$—	$—	$—	$35,033,438
Forward foreign currency contracts	—	(391,235)	—	—	—	(391,235)
Total	$35,033,438	$(391,235)	$—	$—	$—	$34,642,203

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$(2,819)	$—	$81,447	$—	$—	$78,628
Total	$(2,819)	$—	$81,447	$—	$—	$78,628

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Bond
Futures contracts	$4,094	$—	$—	$—	$—	$4,094
Total	$4,094	$—	$—	$—	$—	$4,094

Capital Growth
Purchased options and swaptions (B)	$—	$(12,961,448)	$—	$—	$—	$(12,961,448)
Total	$—	$(12,961,448)	$—	$—	$—	$(12,961,448)

Emerging Markets Debt
Forward foreign currency contracts	$—	$225,921	$—	$—	$—	$225,921
Total	$—	$225,921	$—	$—	$—	$225,921

Emerging Markets Opportunities
Futures contracts	$—	$—	$40,923	$—	$—	$40,923
Total	$—	$—	$40,923	$—	$—	$40,923

Inflation Opportunities
Forward foreign currency contracts	$—	$32,294	$—	$—	$—	$32,294
Total	$—	$32,294	$—	$—	$—	$32,294

Inflation-Protected Securities
Forward foreign currency contracts	$—	$(97,699)	$—	$—	$—	$(97,699)
Total	$—	$(97,699)	$—	$—	$—	$(97,699)

Intermediate Bond
Futures contracts	$(53,559)	$—	$—	$—	$—	$(53,559)
Total	$(53,559)	$—	$—	$—	$—	$(53,559)

Large Growth
Purchased options and swaptions (B)	$—	$(1,403,591)	$—	$—	$—	$(1,403,591)
Total	$—	$(1,403,591)	$—	$—	$—	$(1,403,591)

Multi-Managed Balanced
Futures contracts	$(35,055)	$—	$632,320	$—	$—	$597,265
Total	$(35,055)	$—	$632,320	$—	$—	$597,265

Short-Term Bond
Futures contracts	$1,198,534	$—	$—	$—	$—	$1,198,534
Total	$1,198,534	$—	$—	$—	$—	$1,198,534

Unconstrained Bond
Futures contracts	$1,132,768	—	$—	$—	$—	$1,132,768
Forward foreign currency contracts	—	735,760	—	—	—	735,760
Total	$1,132,768	$735,760	$—	$—	$—	$1,868,528

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2021.

	Balanced II	Bond	Capital Growth	Emerging Markets Debt	Emerging Markets Opportunities
Options:
Average value of option contracts purchased	$—	$—	$4,735,596	$—	$—
Futures contracts:
Average notional value of contracts — long	1,391,292	198,447	—	—	8,706,041

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Balanced II	Bond	Capital Growth	Emerging Markets Debt	Emerging Markets Opportunities
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$—	$—	$—	$40,540,219	$20,136
Average contract amounts sold — in USD	—	—	—	33,570,840	13,261

	High Yield Muni	Inflation Opportunities	Inflation- Protected Securities	Intermediate Bond	Intermediate Muni
Options:
Average value of option contracts written	$(16,046)	$—	$—	$—	$(35,046)
Futures contracts:
Average notional value of contracts — long	—	—	—	22,649,278	—
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	1,710,985	688,647	—	—
Average contract amounts sold — in USD	—	19,653,953	10,370,659	—	—

	Large Growth	Multi- Managed Balanced	Short-Term Bond	Unconstrained Bond
Options:
Average value of option contracts purchased	$526,560	$—	$—	$—
Futures contracts:
Average notional value of contracts — long	—	18,381,798	12,726,952	—
Average notional value of contracts — short	—	—	(17,082,889)	(445,863,751)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	—	—	9,368,844
Average contract amounts sold — in USD	—	—	—	133,196,364

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2021. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Capital Growth
BNP Paribas	$15,278	$—	$(15,278)	$—	$—	$—	$—	$—
Goldman Sachs International	232,180	—	(232,180)	—	—	—	—	—
JPMorgan Chase Bank, N.A.	4,496,887	—	(4,223,000)	273,887	—	—	—	—

Total	$4,744,345	$—	$(4,470,458)	$273,887	$—	$—	$—	$—

Emerging Markets Debt
HSBC Bank USA	$28,015	$(28,015)	$—	$—	$37,562	$(28,015)	$—	$9,547
JPMorgan Chase Bank, N.A.	7,507	—	—	7,507	—	—	—	—
Morgan Stanley Capital Services, Inc.	287,969	(49,391)	(20,000)	218,578	49,391	(49,391)	—	—
Toronto Dominion Bank	27,139	—	—	27,139	—	—	—	—
Other Derivatives (C)	—	—	—	—	22,723	—	—	22,723

Total	$350,630	$(77,406)	$(20,000)	$253,224	$109,676	$(77,406)	$—	$32,270

Inflation Opportunities
JPMorgan Securities LLC	$294,619	$(178,562)	$—	$116,057	$178,562	$(178,562)	$—	$—

Total	$294,619	$(178,562)	$—	$116,057	$178,562	$(178,562)	$—	$—

Inflation-Protected Securities
JPMorgan Securities LLC	$96,076	$(96,076)	$—	$—	$128,508	$(96,076)	$—	$32,432

Total	$96,076	$(96,076)	$—	$—	$128,508	$(96,076)	$—	$32,432

Large Growth
BNP Paribas	$1,694	$—	$(1,694)	$—	$—	$—	$—	$—
Goldman Sachs International	24,357	—	(24,357)	—	—	—	—	—
JPMorgan Chase Bank, N.A.	469,538	—	(460,000)	9,538	—	—	—	—

Total	$495,589	$—	$(486,051)	$9,538	$—	$—	$—	$—

Unconstrained Bond
JPMorgan Securities LLC	$2,698,493	$(33,231)	$—	$2,665,262	$33,231	$(33,231)	$—	$—
Other Derivatives (C)	5,209,057	—	—	5,209,057	233,616	—	—	233,616

Total	$7,907,550	$(33,231)	$—	$7,874,319	$266,847	$(33,231)	$—	$233,616

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)

Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in a Fund will decline. A Fund may lose its entire investment in the equity securities of an issuer.

Fixed income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. A Fund may lose its entire investment in the fixed-income securities of an issuer.

Asset class allocation risk: A Fund’s investment performance depends on a Fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Convertible securities risk: Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by a Fund or a counterparty to a financial contract with a Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, a Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Derivatives risk: Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on a Fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, a Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to a Fund. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A Fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by a Fund will pay dividends in the future or that, if dividends are paid, they will not decrease. A Fund’s emphasis on dividend paying stocks could cause a Fund’s share price and total return to fluctuate more than, or cause a Fund to underperform, similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future.

Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as a Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Energy sector risk: Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Environmental, social and governance (“ESG”) investing risk: Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment.

Floating rate loans risk: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a Fund not receiving proceeds from the sale of a loan for an extended period. As a result, a Fund may be subject to greater “Liquidity” risk than a Fund that does not invest in floating rate loans and a Fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

Government money market fund risk: Transamerica Government Money Market operates as a “government” money market fund under applicable federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees and gates in the future.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for a Fund.

Industry concentration risk: A Fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A Fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of a Fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from a Fund. Increased redemptions could cause a Fund to sell securities at inopportune times or depressed prices and result in further losses.

Large capitalization companies risk: A Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

LIBOR risk: Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

Liquidity risk: A Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If a Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, a Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S.Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a Fund to sell. This may prevent a Fund from limiting losses.

Master limited partnerships (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a Fund’s investments in such securities may decline if interest rates rise. The value of a Fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Medium capitalization companies risk: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for a Fund.

Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact a Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a Fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Repurchase agreements risk: In a repurchase agreement, a Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from a Fund at a later date, and at a specified price. The securities purchased serve as a Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a Fund is entitled to sell the securities, but a Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that a Fund will not have a right to the securities, or the immediate right to sell the securities.

Small capitalization companies risk: A Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Sustainability investing risk: Applying the sub-adviser’s sustainability assessment framework to its investment analysis for a Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, a Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors a Fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a Fund’s holdings could result in a Fund holding an investment that no longer meets a Fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.

Tactical and strategic asset allocation risk: A Fund’s tactical asset allocation strategy involves making short-term adjustments to a Fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. A Fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A Fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

With respect to Balanced II, Bond, Floating Rate, High Yield Bond, High Yield ESG, Intermediate Bond, Multi-Managed Balanced, Short-Term Bond and Sustainable Bond, TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the applicable Funds, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

With respect to Sustainable Equity Income, TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon NV. AAM UK provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, AAM UK, TFS and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2021, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Balanced II	$135,008,781	100.00%
Bond	397,482,167	22.56
Capital Growth	488,474,066	7.98
Emerging Markets Debt	137,126,295	32.70
Emerging Markets Opportunities	1,298,901,312	97.51
Energy Infrastructure	140,442,639	64.20
Floating Rate	146,234,966	51.09
Global Equity	1,091,860	1.09
Government Money Market	281,946,224	48.78
High Quality Bond	169,078,282	100.00
High Yield ESG	21,146,142	99.66
High Yield Bond	1,254,080,510	55.79
High Yield Muni	17,265	0.01
Inflation Opportunities	98,080,434	72.59
Inflation-Protected Securities	109,804,463	100.00
Intermediate Bond	1,626,675,765	96.57
Intermediate Muni	11,585	0.00(A	)
International Equity	1,734,586,018	32.37

Fund	Account Balance	Percentage of Net Assets
International Growth	$1,438,781,393	97.99%
International Small Cap Value	480,048,814	57.27
International Stock	131,626,177	95.05
Large Cap Value	2,281,321,636	90.15
Large Core	199,142,209	96.96
Large Growth	1,214,643,388	98.24
Large Value Opportunities	389,432,625	99.02
Mid Cap Growth	357,902,250	92.82
Mid Cap Value Opportunities	509,890,339	36.02
Multi-Asset Income	16,902	0.00	(A)
Multi-Managed Balanced	25,940,957	1.86
Short-Term Bond	121,571,901	3.26
Small Cap Growth	112,725,902	40.82
Small Cap Value	680,522,225	95.20
Small/Mid Cap Value	81,005,035	8.99
Sustainable Bond	24,620,181	99.89
Sustainable Equity Income	286,684,719	83.26
Unconstrained Bond	1,196,497,121	96.25
US Growth	644,838,811	29.08

(A)	Rounds to less than 0.01%

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
Balanced II	0.4800%
Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750

Fund	Rate
Capital Growth
Effective August 1, 2021
First $1.5 billion	0.7075%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Capital Growth (continued)
Prior to August 1, 2021
First $1.5 billion	0.7075%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion	0.5800
Emerging Markets Debt
First $400 million	0.6300
Over $400 million	0.6100
Emerging Markets Opportunities
First $250 million	0.8300
Over $250 million up to $500 million	0.8000
Over $500 million	0.7500
Energy Infrastructure
Effective June 1, 2021
First $250 million	1.0540
Over $250 million up to $500 million	1.0400
Over $500 million up to $1 billion	0.9600
Over $1 billion up to $2 billion	0.8500
Over $2 billion	0.8000
Prior to June 1, 2021
First $250 million	1.1300
Over $250 million up to $500 million	1.0800
Over $500 million up to $1 billion	1.0100
Over $1 billion up to $2 billion	0.9100
Over $2 billion	0.8500
Floating Rate
First $1 billion	0.6400
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900
Global Equity
First $250 million	0.7900
Over $250 million up to $1 billion	0.7400
Over $1 billion up to $2 billion	0.7300
Over $2 billion	0.7000
Government Money Market
First $1 billion	0.2400
Over $1 billion up to $3 billion	0.2200
Over $3 billion	0.2100
High Quality Bond	0.3800
High Yield Bond (A)
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200
High Yield ESG (B)
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200
High Yield Muni
First $500 million	0.5400
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000

Fund	Rate
Inflation Opportunities
First $250 million	0.4900%
Over $250 million up to $1 billion	0.4300
Over $1 billion	0.3800
Inflation Protected-Securities	0.3800
Intermediate Bond
First $2 billion	0.3800
Over $2 billion up to $3.5 billion	0.3650
Over $3.5 billion up to $5 billion	0.3600
Over $5 billion	0.3550
Intermediate Muni
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825
International Equity
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion	0.6900
Over $6 billion	0.6800
International Growth (C)
First $500 million	0.7700
Over $500 million up to $1 billion	0.7600
Over $1 billion up to $2 billion	0.7100
Over $2 billion up to $3 billion	0.6950
Over $3 billion	0.6800
International Small Cap Value
First $300 million	0.9550
Over $300 million up to $750 million Over $750 million up to $1 billion	0.9300 0.8800
Over $1 billion	0.8400
International Stock
First $500 million	0.7000
Over $500 million up to $1 billion	0.6800
Over $1 billion up to $2 billion	0.6700
Over $2 billion up to $3 billion	0.6400
Over $3 billion	0.6300
Large Cap Value (D)
Effective December 1, 2020
First $1 billion	0.5940
Over $1 billion up to $2 billion	0.5800
Over $2 billion up to $3 billion	0.5600
Over $3 billion	0.5400
Prior to December 1, 2020
First $750 million	0.6500
Over $750 million up to $1 billion	0.6200
Over $1 billion up to $2 billion	0.6000
Over $2 billion up to $3 billion	0.5900
Over $3 billion	0.5800

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Large Core
First $250 million	0.4500%
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Large Growth
Effective August 1, 2021
First $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6350
Over $1.5 billion up to $2 billion	0.6150
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
Prior to August 1, 2021
First $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6350
Over $1.5 billion up to $2 billion	0.6150
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700
Large Value Opportunities
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Mid Cap Growth
First $200 million	0.7050
Over $200 million up to $1 billion	0.6850
Over $1 billion	0.6700
Mid Cap Value Opportunities
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
Multi-Asset Income (E)
First $500 million	0.5740
Over $500 million up to $1 billion	0.5700
Over $1 billion up to $1.5 billion	0.5450
Over $1.5 billion up to $2 billion	0.5350
Over $2 billion	0.5150
Multi-Managed Balanced
First $500 million	0.6100
Over $500 million up to $1 billion	0.5900
Over $1 billion up to $1.5 billion	0.5600
Over $1.5 billion up to $2 billion	0.5500
Over $2 billion up to $5 billion	0.5200
Over $5 billion	0.5000
Short-Term Bond
First $250 million	0.4200
Over $250 million up to $500 million	0.3900
Over $500 million up to $1 billion	0.3700
Over $1 billion	0.3600

Fund	Rate
Small Cap Growth
First $300 million	0.8700%
Over $300 million	0.8300
Small Cap Value
First $300 million	0.8000
Over $300 million up to $800 million	0.7500
Over $800 million	0.7100
Small/Mid Cap Value
First $350 million	0.7900
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Sustainable Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Sustainable Equity Income (D)
Effective December 1, 2020
First $500 million	0.6630
Over $500 million up to $1 billion	0.5800
Over $1 billion up to $1.5 billion	0.5500
Over $1.5 billion	0.5300
Prior to December 1, 2020
First $200 million	0.7800
Over $200 million up to $500 million	0.6800
Over $500 million up to $1.5 billion	0.6300
Over $1.5 billion up to $2.5 billion	0.5900
Over $2.5 billion	0.5800
Unconstrained Bond
First $500 million	0.6500
Over $500 million up to $1 billion	0.6400
Over $1 billion up to $2 billion	0.6200
Over $2 billion	0.6100
US Growth
Effective August 1, 2021
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
Prior to August 1, 2021
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(A)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2023.
(B)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
(C)	TAM has contractually agreed to reimburse certain per account transfer agency fees on Class I shares through March 1, 2022.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees on Class I shares through March 1, 2022.
(E)	TAM has contractually agreed to reimburse all acquired fund fees and expenses through March 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses (with exception to Intermediate Muni and Multi-Asset Income), interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Balanced II
Class I3	0.66%	0.75%
Class R	1.10
Bond
Class A	0.97	1.00
Class C	1.65
Class I	0.50
Class I2, Class R6	0.52	0.65
Capital Growth
Class A	1.16	1.25
Class C	1.90	2.00
Class I	0.88	1.10
Class I2, Class R6	0.78	1.00
Emerging Markets Debt
Class A	1.25
Class C	2.00
Class I, Class I2, Class R6	0.85
Emerging Markets Opportunities
Class I	0.98
Class I2, Class R6	0.95
Energy Infrastructure
Class A	1.60
Class C	2.35
Class I	1.35
Class I2	1.25
Floating Rate
Class A	1.05
Class C	1.80
Class I, Class I2	0.80
Global Equity
Class A	1.35
Class C	2.10
Class I	1.10
Class R6	1.05	1.10

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Government Money Market
Class A	0.73%
Class C	1.48
Class I, Class I2, Class I3	0.38
Class R2	0.80
Class R4	0.50
High Quality Bond
Class I3	0.52	0.55%
Class R	1.00
Class R4	0.65
High Yield Bond
Class A	1.09	1.15
Class C	1.85
Class I	0.79	0.85
Class I2, Class I3, Class R6	0.67	0.75
Class R	1.10
Class R4	0.85
High Yield ESG
Class I	0.85
Class I2	0.75
High Yield Muni
Class A	1.01
Class C	1.76
Class I, Class I2	0.76
Inflation Opportunities
Class A	1.00
Class C	1.71	1.75
Class I	0.65
Class I2, Class R6	0.64	0.75
Inflation-Protected Securities
Class I3	0.53
Class R	1.00
Class R4	0.65

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Intermediate Bond
Class I2, Class I3, Class R6	0.50%
Class R	1.00
Class R4	0.65
Intermediate Muni
Class A	0.85
Class C	1.60
Class I	0.49
Class I2	0.60
International Equity
Class A	1.25
Class C	2.00
Class I	1.00
Class I2, Class I3, Class R6	0.90
Class R	1.40
Class R4	1.15
International Growth
Class A	1.20
Class I	1.05
Class I2, Class R6	0.95
International Small Cap Value
Class I	1.22
Class I2	1.12
International Stock
Class A	1.25
Class I	1.00
Class I2, Class R6	0.95	1.00%
Large Cap Value
Class A	1.15
Class C	1.90
Class I	0.83	0.90
Class I2, Class R6	0.72	0.80
Large Core
Class I3	0.65
Class R	1.15
Class R4	0.83	0.90
Large Growth
Class I3, Class R6	0.75
Class R	1.25
Class R4	0.90
Large Value Opportunities
Class I3	0.65
Class R	1.00
Class R4	0.75

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Mid Cap Growth
Class A	1.30%
Class C	2.05
Class I	0.98	1.05%
Class I2, Class I3, Class R6	0.85
Class R	1.35
Class R4	0.95
Mid Cap Value Opportunities
Class A	1.20
Class C	1.95
Class I, Class R4	0.90
Class I2, Class I3, Class R6	0.80
Class R	1.25
Multi-Asset Income
Class A	1.12	1.20
Class C	1.87	1.95
Class I	0.72
Class I2	0.83	0.95
Multi-Managed Balanced
Class A	1.15
Class C	1.90
Class I	0.83	0.90
Class R6	0.73	0.80
Short-Term Bond
Class A	0.84	0.90
Class C	1.56	1.75
Class I	0.57	0.75
Class I2, Class R6	0.50	0.65
Small Cap Growth
Class A	1.40
Class C	2.15
Class I, Class R4	1.15
Class I2, Class I3	1.00
Class R	1.55
Class R6	1.00	1.15
Small Cap Value
Class A	1.30
Class C	2.05
Class I	1.05
Class I2, Class I3, Class R6	0.95
Class R	1.50
Class R4	1.10
Small/Mid Cap Value
Class A	1.37	1.40
Class C	2.05
Class I	1.00
Class I2, Class R6	0.90

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Sustainable Bond
Class I	0.50%
Class I2	0.45
Sustainable Equity Income
Class A	1.15
Class C	1.90
Class I	0.90
Class I2, Class R6	0.83	0.85%
Unconstrained Bond
Class A	1.20
Class I	0.95
Class I2	0.85

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
US Growth
Class A	1.16%	1.25%
Class C	1.86
Class I	0.86	1.00
Class I2	0.76	0.90
Class R6	0.76
Class T	0.79	1.00

(A)	Current operating expense limit is effective through March 1, 2022.
(B)	Prior operating expense limit was effective through March 1, 2021.
(C)	No rate displayed indicates no change to the operating expense limit during the period.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year. Government Money Market is discussed in further detail in proceeding notes and tables:

	Amounts Available
Fund	2019	2020	2021	Total
Balanced II
Class I3	$2,618	$—	$—	$2,618
Bond
Class I	537,644	635,743	428,066	1,601,453
Energy Infrastructure
Class A	316	13,463	6,803	20,582
Class C	9,288	11,788	5,296	26,372
Floating Rate
Class A	4,542	44,823	18,775	68,140
Class C	—	33,088	15,303	48,391
Class I	31,691	168,210	104,598	304,499
Class I2	—	—	1,557	1,557
Global Equity
Class A	86,323	54,249	28,461	169,033
Class C	30,557	8,761	3,936	43,254
High Quality Bond
Class I3	7,845	—	—	7,845
Class R4	21,378	25,698	23,538	70,614
High Yield Bond
Class A	12,514	—	—	12,514
Class I3	3,899	—	—	3,899
Class R	61,947	49,947	18,706	130,600
Class R4	120,070	36,419	40,351	196,840

	Amounts Available
Fund	2019	2020	2021	Total
High Yield ESG (A)
Class I	$—	$2,558	$7,401	$9,959
Class I2	—	50,069	135,253	185,322
High Yield Muni
Class A	—	9,310	6,524	15,834
Class C	—	7,016	3,475	10,491
Class I	34,674	64,178	46,412	145,264
Inflation Opportunities
Class A	667	2,164	519	3,350
Class C	197	426	349	972
Class I	—	4,836	8,821	13,657
Inflation-Protected Securities
Class I3	17,486	—	—	17,486
Class R	—	3,255	1,420	4,675
Class R4	11,831	2,790	1,629	16,250
Intermediate Bond
Class I3	8,593	—	—	8,593
Class R4	33,189	36,908	28,500	98,597

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2019	2020	2021	Total
Intermediate Muni
Class I	$251,823	$1,183,870	$1,202,647	$2,638,340
International Equity
Class A	39,859	102,388	171,304	313,551
International Growth
Class A	481	737	867	2,085
Class I	61	48	73	182
International Stock
Class A	13,472	266	62	13,800
Class I	14,917	347	31	15,295
Class R6	13,394	235	38	13,667
Large Growth
Class I3	25,498	—	—	25,498
Class R4	20,284	20,241	24,409	64,934
Large Value Opportunities
Class R	—	—	2,196	2,196
Class R4	512	2,842	756	4,110
Mid Cap Growth
Class A	10,442	—	—	10,442
Class C	1,570	—	—	1,570
Class I	549	—	—	549
Class I3	8,407	—	—	8,407
Class R4	9,681	346	181	10,208

	Amounts Available
Fund	2019	2020	2021	Total
Mid Cap Value Opportunities
Class A	$120,782	$20,347	$4,610	$145,739
Class C	5,315	—	—	5,315
Class I	53,758	—	—	53,758
Class I3	9,172	—	—	9,172
Class R	2,623	3,020	1,205	6,848
Class R4	337,698	94,284	99,140	531,122
Multi-Asset Income
Class I	26	114,761	86,111	200,898
Small Cap Growth
Class A	12,038	—	—	12,038
Class C	2,736	—	—	2,736
Class I	15,778	—	—	15,778
Class I3	3,032	—	—	3,032
Class R4	4,298	122	136	4,556
Small Cap Value
Class A	1,886	—	—	1,886
Class C	94	—	—	94
Class R4	215	247	26	488
Sustainable Bond (A)
Class I	—	2,975	7,867	10,842
Class I2	—	68,899	177,809	246,708
Sustainable Equity Income
Class C	—	642	1,294	1,936

(A)	The Fund commenced operations on July 31, 2020.

Government Money Market: TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Fund. There can be no assurance that Government Money Market will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in Government Money Market’s Statements of Operations included in this shareholder report. The actual expense ratio of each class of Government Money Market, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report. For the year ended October 31, 2021, TAM contributed additional amounts to Government Money Market in connection with the maintenance of the yield, and these amounts are reflected as Contributions from Advisor within the Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2019	2020	2021	Total
Class A	$—	$329,815	$861,188	$1,191,003
Class C	—	23,256	44,085	67,341
Class I	—	28,926	89,234	118,160
Class I2	—	7,847	11,874	19,721
Class I3	—	106,901	174,055	280,956
Class R2	—	1,384,068	2,314,197	3,698,265
Class R4	—	144,946	185,733	330,679

As of October 31, 2021, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available
	2019 (A)	2020	2021	Total
Class A	$—	$241,970	$742,230	$984,200
Class C	—	17,127	44,082	61,209
Class I	—	17,696	64,155	81,851
Class I2	—	2,819	9,918	12,737
Class I3	—	40,120	144,872	184,992
Class R2	—	1,383,836	2,269,319	3,653,155
Class R4	—	16,964	113,678	130,642

(A)	Effective March 1, 2019, TAM discontinued the earlier recaptures under the voluntary fee waiver for classes A, C, I, I2 and I3.

For the years ended October 31, 2020 and October 30, 2021, the amounts waived from financial intermediaries are as follows:

	Amounts Waived
	2020 (A)	2021 (A)	Total
Class A	$384,998	$834,825	$1,219,823
Class C	104,200	129,367	233,567
Class R2	1,658,643	1,289,238	2,947,881
Class R4	132,624	191,958	324,582

(A)	Not subject to recapture.

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2019	2020	2021	Total
Class A	$7,016	$1,253	$—	$8,269
Class C	1,060	372	591	2,023
Class I	3,684	12,904	22,106	38,694
Class I3	227	—	—	227
Class R2	405,211	632,536	112,397	1,150,144
Class R4	66,995	86,496	48,230	201,721

As of October 31, 2021, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available
	2019	2020	2021	Total
Class I	$1,991	$12,904	$22,106	$37,001
Class I3	227	—	—	227
Class R2	375,258	632,536	112,397	1,120,191
Class R4	66,995	86,496	48,230	201,721

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6 and Class T.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2022
Intermediate Muni	0.10	0.25	March 1, 2022

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge and Class T shares are subject to an initial sales charge on certain share redemptions. For the year ended October 31, 2021, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Bond
Class A	$131,790	$1,902
Class C	—	6,513
Capital Growth
Class A	4,982,554	27,500
Class C	—	107,396
Emerging Markets Debt
Class A	4,512	4,000
Class C	—	291
Energy Infrastructure
Class A	30,753	1,088
Class C	—	1,312
Floating Rate
Class A	22,171	55
Class C	—	1,306
Global Equity
Class A	12,454	—
Class C	—	96
Government Money Market
Class A	—	156
Class C	—	8,422

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
High Yield Bond
Class A	$73,505	$1,220
Class C	—	884
High Yield Muni
Class A	73,420	—
Class C	—	133
Inflation Opportunities
Class A	7,122	—
Class C	—	16
Intermediate Muni
Class A	199,986	9,756
Class C	—	12,165
International Equity
Class A	146,060	3
Class C	—	1,393
International Growth
Class A	6,708	—
International Stock
Class A	1,311	—
Large Cap Value
Class A	124,896	118
Class C	—	705

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Mid Cap Growth
Class A	$16,036	$—
Class C	—	21
Mid Cap Value Opportunities
Class A	135,492	2
Class C	—	2,675
Multi-Asset Income
Class A	407,581	2
Class C	—	4,007
Multi-Managed Balanced
Class A	863,425	13,724
Class C	—	18,390
Short-Term Bond
Class A	177,533	99,790
Class C	—	24,566
Small Cap Growth
Class A	44,837	33
Class C	—	338

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Small Cap Value
Class A	$16,591	$—
Class C	—	10
Small/Mid Cap Value
Class A	166,060	69
Class C	—	2,256
Sustainable Equity Income
Class A	5,347	70
Class C	—	103
Unconstrained Bond
Class A	159	—
US Growth
Class A	254,710	789
Class C		761

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2021, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$4,285	$363
Bond	1,648,088	131,130
Capital Growth	4,775,564	436,007
Emerging Markets Debt	323,655	26,208
Emerging Markets Opportunities	80,340	9,156
Energy Infrastructure	85,792	7,987
Floating Rate	124,427	12,260
Global Equity	148,454	12,308
Government Money Market	270,579	21,930
High Quality Bond	11,991	996
High Yield ESG	2,579	225
High Yield Bond	1,017,255	91,846
High Yield Muni	111,276	12,967
Inflation Opportunities	18,098	1,969
Inflation-Protected Securities	7,606	637
Intermediate Bond	132,696	10,530
Intermediate Muni	2,296,497	209,874
International Equity	3,431,690	307,512
International Growth	132,295	9,418
International Small Cap Value	335,531	32,331

Fund	Fees Paid to TFS	Fees Due to TFS
International Stock	$10,879	$947
Large Cap Value	359,935	32,931
Large Core	9,879	864
Large Growth	73,509	6,422
Large Value Opportunities	23,544	2,024
Mid Cap Growth	59,750	4,682
Mid Cap Value Opportunities	772,690	65,500
Multi-Asset Income	383,102	46,230
Multi-Managed Balanced	991,619	86,838
Short-Term Bond	2,814,311	254,478
Small Cap Growth	94,574	8,200
Small Cap Value	101,080	7,103
Small/Mid Cap Value	1,038,666	89,228
Sustainable Bond	2,770	236
Sustainable Equity Income	61,109	4,563
Unconstrained Bond	118,513	10,687
US Growth	1,518,273	127,272

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, (the “Deferred Compensation Plan”), available to the trustees, compensation may be deferred that would otherwise be payable by each series of the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2021.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Funds and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2021, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Emerging Markets Opportunities	$333,682	$4,167,158	$612,295
Large Cap Value (A)	71,189,172	33,992,154	10,350,865
Large Growth	219,014	1,009,496	217,582
Sustainable Equity Income (A)	15,559,570	32,827,871	7,122,712
US Growth	909,803	3,595,267	331,479

(A)	Transactions were executed by a transition manager due to a sub-adviser change during the year.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$32,781,573	$11,393,144	$47,599,454	$7,893,907
Bond	544,403,811	193,144,203	585,892,225	255,455,654
Capital Growth	3,745,600,893	—	3,232,149,633	—
Emerging Markets Debt	798,411,856	—	766,033,359	—
Emerging Markets Opportunities	1,174,233,369	—	866,422,395	—
Energy Infrastructure	33,768,363	—	48,902,008	—
Floating Rate	269,038,398	—	67,377,860	—
Global Equity	38,594,291	—	46,564,710	—
High Quality Bond	75,797,971	61,714,624	59,562,960	65,561,514
High Yield Bond	882,618,148	—	1,338,584,306	—
High Yield ESG	9,060,765	—	7,437,250	—
High Yield Muni	179,619,661	—	113,554,513	—
Inflation Opportunities	38,871,649	36,495,523	31,657,518	17,853,355
Inflation-Protected Securities	15,430,493	6,623,855	18,117,077	17,179,470
Intermediate Bond	309,949,341	389,406,784	479,533,544	353,888,126
Intermediate Muni	1,318,244,699	121,107,387	762,719,415	70,956,806
International Equity	1,141,074,162	—	1,116,256,428	—
International Growth	352,726,030	—	750,689,141	—
International Small Cap Value	232,559,838	—	93,851,353	—
International Stock	66,318,539	—	75,320,455	—
Large Cap Value	2,836,365,730	—	2,807,446,297	—

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

9. PURCHASES AND SALES OF SECURITIES (continued)

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Large Core	$159,669,542	$—	$186,069,741	$—
Large Growth	537,293,690	—	652,168,071	—
Large Value Opportunities	439,428,707	—	501,400,037	—
Mid Cap Growth	426,754,960	—	631,000,690	—
Mid Cap Value Opportunities	804,549,603	—	1,252,612,504	—
Multi-Asset Income	313,762,165	—	180,893,483	—
Multi-Managed Balanced	344,129,550	125,057,471	383,806,537	82,033,539
Short-Term Bond	2,151,618,428	66,322,407	1,422,444,826	66,329,779
Small Cap Growth	99,925,945	—	95,569,892	—
Small Cap Value	845,692,237	—	981,540,415	—
Small/Mid Cap Value	421,059,007	—	473,774,294	—
Sustainable Bond	7,445,831	3,174,961	5,264,088	3,521,760
Sustainable Equity Income	676,590,535	—	981,040,486	—
Unconstrained Bond	864,289,358	52,908,109	1,276,714,917	49,386,461
US Growth	504,697,124	—	722,845,824	—

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2021, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, passive foreign investment companies, preferred securities, preferred stock interest accrual adjustments, TIPS, defaulted bonds, corporate action adjustments, premium amortization adjustments, non-real estate investment trust adjustments, organizational expenses, dividends payable, partnership basis adjustments, option contracts, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferral from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales from mergers, adjustment to prior year accumulated balances, equalization, basis adjustments due to prior mergers, net operating losses, distributions in excess of current earnings, and merger adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Paid-in Capital	Total Distributable Earnings
Balanced II	$(418,273)	$418,273
Bond	—	—
Capital Growth	158,453,771	(158,453,771)
Emerging Markets Debt	—	—
Emerging Markets Opportunities	—	—
Energy Infrastructure	(2,094,926)	2,094,926
Floating Rate	—	—
Global Equity	—	—
Government Money Market	—	—
High Quality Bond	(62,732)	62,732
High Yield Bond	(1,715,598)	1,715,598
High Yield ESG	—	—
High Yield Muni	(508,403)	508,403
Inflation Opportunities	—	—
Inflation-Protected Securities	(443,513)	443,513
Intermediate Bond	(353,495)	353,495
Intermediate Muni	(10,824,695)	10,824,695
International Equity	(4,656,729)	4,656,729

Fund	Paid-in Capital	Total Distributable Earnings
International Growth	$—	$—
International Small Cap Value	—	—
International Stock	—	—
Large Cap Value	—	—
Large Core	(25,451)	25,451
Large Growth	(634,954)	634,954
Large Value Opportunities	(1,590,184)	1,590,184
Mid Cap Growth	—	—
Mid Cap Value Opportunities	(1,809,665)	1,809,665
Multi-Asset Income	85,176,553	(85,176,553)
Multi-Managed Balanced	—	—
Short-Term Bond	(510,894)	510,894
Small Cap Growth	(73,610)	73,610
Small Cap Value	—	—
Small/Mid Cap Value	—	—
Sustainable Bond	(1,412)	1,412
Sustainable Equity Income	(282,290)	282,290
Unconstrained Bond	(149,178)	149,178
US Growth	—	—

As of October 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Balanced II	$105,574,093	$38,584,592	$(658,511)	$37,926,081
Bond	1,770,854,608	52,657,678	(14,960,812)	37,696,866
Capital Growth	4,052,124,513	2,253,633,001	(127,824,160)	2,125,808,841
Emerging Markets Debt	444,648,981	8,337,418	(20,072,935)	(11,735,517)
Emerging Markets Opportunities	1,240,364,966	149,830,712	(78,121,564)	71,709,148
Energy Infrastructure	167,472,718	74,724,514	(16,935,106)	57,789,408
Floating Rate	304,010,710	1,025,416	(1,819,680)	(794,264)
Global Equity	75,774,904	29,931,493	(2,457,903)	27,473,590
Government Money Market	582,870,071	—	—	—
High Quality Bond	167,206,876	1,221,444	(1,117,145)	104,299
High Yield Bond	2,243,952,727	87,772,659	(37,721,311)	50,051,348
High Yield ESG	21,331,520	334,589	(183,142)	151,447
High Yield Muni	171,430,253	5,627,937	(953,077)	4,674,860
Inflation Opportunities	135,401,599	8,265,904	(1,192,861)	7,073,043
Inflation-Protected Securities	100,110,361	10,867,947	(148,587)	10,719,360
Intermediate Bond	1,968,792,715	49,723,693	(16,456,785)	33,266,908
Intermediate Muni	2,632,801,370	87,328,263	(13,652,321)	73,675,942
International Equity	4,521,235,296	1,227,765,386	(261,816,722)	965,948,664
International Growth	1,132,010,873	395,116,246	(18,555,731)	376,560,515
International Small Cap Value	682,836,756	191,864,558	(28,952,527)	162,912,031
International Stock	115,470,488	21,861,773	(3,226,785)	18,634,988
Large Cap Value	1,984,290,767	568,016,907	(25,745,489)	542,271,418
Large Core	143,799,288	62,918,052	(1,921,283)	60,996,769
Large Growth	699,665,150	552,742,265	(13,193,349)	539,548,916
Large Value Opportunities	340,597,522	55,401,617	(3,975,852)	51,425,765
Mid Cap Growth	326,892,743	70,070,008	(11,912,746)	58,157,262
Mid Cap Value Opportunities	1,142,560,294	288,261,360	(7,646,033)	280,615,327
Multi-Asset Income	504,503,585	83,443,566	(8,858,449)	74,585,117
Multi-Managed Balanced	1,068,339,181	430,304,048	(5,927,188)	424,376,860
Short-Term Bond	3,784,845,648	33,718,756	(22,236,592)	11,482,164

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Small Cap Growth	$178,547,023	$105,785,756	$(6,556,654)	$99,229,102
Small Cap Value	567,931,356	159,240,735	(12,010,007)	147,230,728
Small/Mid Cap Value	680,634,281	232,396,940	(8,223,977)	224,172,963
Sustainable Bond	27,785,670	136,910	(455,968)	(319,058)
Sustainable Equity Income	287,503,774	58,728,860	(4,608,734)	54,120,126
Unconstrained Bond	1,247,312,246	33,239,376	(14,779,700)	18,459,676
US Growth	1,007,134,901	1,213,173,286	(2,212,577)	1,210,960,709

As of October 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Emerging Markets Debt	$45,102,716	$34,739,642
Energy Infrastructure	63,062,913	128,658,842
Floating Rate	2,013,695	24,426,235
High Quality Bond	1,517,958	6,693,253
High Yield Bond	—	13,522,230
Inflation-Protected Securities	3,120,931	2,266,421
International Equity	56,152,653	59,017,793
Multi-Asset Income	73,616,122	65,719,873
Short-Term Bond	9,749,688	16,042,066
Sustainable Bond	248,559	254,978

During the year ended October 31, 2021, the capital loss carryforwards utilized are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized.

Fund	Capital Loss Carryforwards Utilized
Emerging Markets Opportunities	$17,667,513
Energy Infrastructure	1,479,258
High Yield Bond	53,273,182
High Yield ESG	4,832
High Yield Muni	3,087,153
Inflation Opportunities	526,276
Inflation-Protected Securities	1,635,982
Intermediate Muni	15,176,962
International Equity	179,791,042
International Growth	75,291,910
International Small Cap Value	22,518,447
International Stock	4,130,134
Large Cap Value	213,823,356
Large Value Opportunities	9,405,294
Mid Cap Value Opportunities	22,769,869
Multi-Asset Income	5,286,572
Short-Term Bond	15,289,350
Small Cap Value	4,518,738
Small/Mid Cap Value	26,279,617
Sustainable Equity Income	39,474,575
Unconstrained Bond	5,643,598

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

	2021 Distributions Paid From:				2020 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$1,029,252	$—	$4,650,091	$—	$1,898,688	$—	$2,458,089	$—
Bond	54,311,621	—	2,304,850	—	44,600,884	—	—	—
Capital Growth	—	—	292,992,395	—	—	—	227,405,416	—
Emerging Markets Debt	14,210,884	—	—	—	12,785,649	—	—	2,762,223
Emerging Markets Opportunities	5,822,239	—	—	—	—	—	—	—
Energy Infrastructure	—	—	—	9,486,420	8,993,429	—	—	3,457,157
Floating Rate	5,257,617	—	—	—	4,609,882	—	—	—
Global Equity	201,319	—	1,596,046	—	1,123,881	—	4,706,324	—
Government Money Market	505,817	—	4,817	870,560	5,751,928	—	—	—
High Quality Bond	3,217,470	—	—	—	5,985,816	—	—	—
High Yield Bond	112,305,168	—	—	—	103,507,654	—	—	—
High Yield ESG	776,004	—	—	—	184,922	—	—	—
High Yield Muni	296,755	3,385,080	—	—	375,587	3,104,212	—	334,974
Inflation Opportunities	3,346,317	—	—	—	1,159,977	—	—	—
Inflation-Protected Securities	3,601,543	—	—	—	1,453,131	—	—	—
Intermediate Bond	60,999,791	—	34,382,214	—	47,634,078	—	—	—
Intermediate Muni	504,276	44,673,063	—	—	390,839	41,086,855	—	6,935,523
International Equity	59,494,700	—	—	—	134,759,815	—	—	—
International Growth	17,219,397	—	—	—	23,069,908	—	—	—
International Small Cap Value	6,415,016	—	—	—	13,152,913	—	—	—
International Stock	1,700,298	—	—	—	115,728	—	—	—
Large Cap Value	24,620,296	—	—	—	41,045,770	—	52,090,204	—
Large Core	2,296,184	—	13,449,603	—	3,168,914	—	81,599	—
Large Growth	76,526,312	—	84,318,227	—	5,419,768	—	143,130,768	—
Large Value Opportunities	7,386,432	—	—	—	10,039,236	—	2,670,110	—
Mid Cap Growth	7,535,515	—	16,704,527	—	—	—	3,981,035	—
Mid Cap Value Opportunities	14,229,047	—	—	—	14,450,132	—	41,525,086	—
Multi-Asset Income	12,166,368	—	—	—	9,742,472	—	196,609	—
Multi-Managed Balanced	7,696,857	—	46,418,222	—	12,503,411	—	27,182,961	—
Short-Term Bond	51,329,782	—	—	—	67,116,097	—	—	—
Small Cap Growth	23	—	17,096,549	—	—	—	10,489,413	—
Small Cap Value	2,475,736	—	—	—	2,020,819	—	2,308,689	—
Small/Mid Cap Value	4,324,438	—	—	—	4,707,989	—	22,615,315	—
Sustainable Bond	376,495	—	—	—	73,884	—	—	—
Sustainable Equity Income	7,544,224	—	—	—	15,058,379	—	55,639,908	—
Unconstrained Bond	48,890,605	—	—	—	39,219,560	—	—	7,939,078
US Growth	3,227,685	—	165,394,457	—	5,142,631	—	114,938,060	—

As of October 31, 2021, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$1,209,951	$—	$9,639,000	$—	$(3,292,431)	$37,926,081
Bond	—	—	9,301,105	—	(511,197)	37,696,866
Capital Growth	5,201,608	—	961,321,363	—	—	2,125,809,301
Emerging Markets Debt	3,919,610	—	—	(79,842,358)	(5,678,787)	(11,820,133)
Emerging Markets Opportunities	92,744,591	—	32,965,423	—	—	70,737,442
Energy Infrastructure	—	—	—	(191,721,755)	(19,124,767)	57,789,314

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Floating Rate	$16,687	$—	$—	$(26,439,930)	$(1,644)	$(797,443)
Global Equity	2,256,119	—	5,950,995	—	—	27,470,164
Government Money Market	—	—	—	—	(374)	—
High Quality Bond	415,118	—	—	(8,211,211)	294,159	104,298
High Yield Bond	—	—	—	(13,522,230)	1,218,904	50,051,348
High Yield ESG	34,794	—	—	—	—	151,447
High Yield Muni	411,472	969	—	—	(14,730)	4,674,860
Inflation Opportunities	316,790	—	681,126	—	—	7,080,915
Inflation-Protected Securities	1,325,095	—	—	(5,387,352)	(550,577)	10,715,709
Intermediate Bond	207,967	—	26,487,109	—	360,385	33,266,910
Intermediate Muni	—	301	9,786,231	—	(13,375)	73,675,942
International Equity	188,770,047	—	—	(115,170,446)	3,706,305	966,099,343
International Growth	42,351,776	—	43,406,863	—	—	376,557,195
International Small Cap Value	21,221,423	—	8,946,202	—	—	162,900,632
International Stock	4,210,542	—	7,842,845	—	—	18,631,258
Large Cap Value	43,901,270	—	—	—	—	542,271,418
Large Core	8,887,192	—	20,166,569	—	(1,502,668)	60,996,769
Large Growth	19,683,638	—	212,569,500	—	(7,470,466)	539,549,521
Large Value Opportunities	29,661,256	—	25,152,278	—	(3,805,895)	51,425,765
Mid Cap Growth	39,638,407	—	71,733,976	—	—	58,157,262
Mid Cap Value Opportunities	121,000,556	—	191,382,482	—	(3,833,995)	280,615,943
Multi-Asset Income	998,548	—	7,306,656	(139,335,995)	(1,979,306)	74,585,346
Multi-Managed Balanced	13,863,391	—	70,559,522	—	(65,975)	424,376,860
Short-Term Bond	—	—	—	(25,791,754)	(486,306)	11,482,165
Small Cap Growth	4,581,990	—	20,899,792	—	(51,974)	99,229,102
Small Cap Value	158,629,018	—	73,048,535	—	(14,509)	147,230,728
Small/Mid Cap Value	18,724,477	—	70,320,275	—	—	224,173,088
Sustainable Bond	—	—	—	(503,537)	—	(322,479)
Sustainable Equity Income	34,135,862	—	18,518,515	—	—	54,120,126
Unconstrained Bond	38,675,297	—	26,040,163	—	(6,715)	18,458,938
US Growth	27,709,300	—	215,142,998	—	—	1,211,017,933
11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

12. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s classes underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Class	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Balanced II	R	September 15, 2017	2.01-for-1	4,571,079	9,171,183	Decrease	Increase
High Quality Bond	R4	April 21, 2017	1.01-for-1	5,355,021	5,396,036	Decrease	Increase
Inflation-Protected Securities	R4	April 21, 2017	0.97-for-1	6,242,382	6,069,179	Increase	Decrease
Intermediate Bond	R4	March 24, 2017	1.06-for-1	29,646,707	31,285,459	Decrease	Increase
Large Core	R4	March 10, 2017	0.81-for-1	1,376,796	1,117,293	Increase	Decrease
Large Growth	R4	March 10, 2017	1.35-for-1	6,200,939	8,353,323	Decrease	Increase
Large Value Opportunities	R4	May 5, 2017	1.56-for-1	6,045,594	9,421,040	Decrease	Increase
Mid Cap Growth	R4	March 10, 2017	0.84-for-1	1,574,918	1,327,363	Increase	Decrease
Small Cap Value	R4	April 21, 2017	2.16-for-1	258,654	559,003	Decrease	Increase

13. REORGANIZATION

Multi-Asset Income: Following the close of business on May 28, 2021, Multi-Asset Income acquired all of the net assets of Transamerica Dynamic Income (“Dynamic Income”) pursuant to a Plan of Reorganization. Multi-Asset Income is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Multi-Asset Income for shares of Dynamic Income outstanding following the close of business on May 28, 2021. The cost basis of the investments received from Dynamic Income was carried forward to align ongoing reporting of the Multi-Asset Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Dynamic Income shareholders, along with the exchange ratio of the reorganization for Multi-Asset Income, were as follows:

Dynamic Income Class	Dynamic Income Shares	Multi-Asset Income Class	Multi-Asset Income Shares	Dollar Amount	Exchange Ratio (A)
Class A	8,294,729	Class A	5,087,201	$70,567,616	0.61
Class C	1,916,356	Class C	1,175,220	16,215,922	0.61
Class I	2,340,160	Class I	1,435,260	19,920,834	0.61

(A)	Calculated by dividing the Multi-Asset Income shares issuable by the Dynamic Income shares outstanding on May 28, 2021.

The net assets of the Dynamic Income, including unrealized appreciation (depreciation), were combined with those of Multi-Asset Income. These amounts were as follows:

Dynamic Income Unrealized Appreciation (Depreciation)	Dynamic Income Net Assets	Multi-Asset Income Net Assets Prior to Reorganization	Net Assets After Reorganization
$7,420,578	$106,704,372	$369,322,812	$476,027,185

Assuming the reorganization had been completed on November 1, 2020, the beginning of the annual reporting period of Multi-Asset Income, the pro forma results of operations for the year ended October 31, 2021, are as follows:

Net investment income (loss)	$14,224,611
Net realized and change in unrealized gain (loss)	78,437,910
Net increase (decrease) in net assets resulting from operations	92,662,521

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Dynamic Income that have been included in Multi-Asset Income’s Statement of Operations following the close of business on May 28, 2021.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

14. SUBSEQUENT EVENTS

Effective as of November 1, 2021, International Growth was renamed Transamerica International Focus. The Fund’s principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules remain the same.

International Equity Income: Following the close of business on December 10, 2021, International Equity acquired all of the net assets of Global Equity pursuant to a Plan of Reorganization. International Equity is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of International Equity for shares of Global Equity outstanding following the close of business on December 10, 2021. The cost basis of the investments received from Global Equity was carried forward to align ongoing reporting of the International Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Global Equity shareholders, along with the exchange ratio of the reorganization for International Equity, were as follows:

Global Equity Class	Global Equity Shares	International Equity Class	International Equity Shares	Dollar Amount	Exchange Ratio (A)
Class A	3,792,903	Class A	2,800,779	$59,144,888	0.74
Class C	187,363	Class C	136,391	2,828,913	0.73
Class I	2,235,407	Class I	1,631,882	34,894,866	0.73
Class R6	60,533	Class R6	43,687	945,301	0.72

(A)	Calculated by dividing the International Equity shares issuable by the Global Equity shares outstanding on December 10, 2021.

The net assets of the Global Equity, including unrealized appreciation (depreciation), were combined with those of International Equity. These amounts were as follows:

Global Equity Unrealized Appreciation (Depreciation)	Global Equity Net Assets	International Equity Net Assets Prior to Reorganization	Net Assets After Reorganization
$26,849,509	$97,813,968	$5,303,314,204	$5,401,128,172

In connection with this reorganization, the management fee schedule paid by International Equity was lowered effective as of the close of business on December 10, 2021.

15. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Energy Infrastructure, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Sustainable Equity Income, Transamerica Unconstrained Bond and Transamerica US Growth and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Energy Infrastructure, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Sustainable Equity Income, Transamerica Unconstrained Bond, Transamerica US Growth (collectively referred to as the “Funds”) (thirty-seven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirty-seven of the Funds constituting Transamerica Funds) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Bond

Transamerica Capital Growth

Transamerica Emerging Markets Debt

Transamerica Energy Infastructure

Transamerica Floating Rate

Transamerica Global Equity

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Growth

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small/Mid Cap Value

Transamerica Sustainable Equity Income

Transamerica Unconstrained Bond

Transamerica US Growth

	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021

Transamerica Funds	Annual Report 2021

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Transamerica Large Core	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021, the period from January 1, 2017 through October 31, 2017

Transamerica Balanced II

Transamerica High Quality Bond

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Mid Cap Growth

Transamerica Small Cap Value

	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021, the period from January 1, 2017 through October 31, 2017, and the year ended December 31, 2016
Transamerica International Stock	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021 and the period from September 28, 2018 (commencement of operations) through October 31, 2018
Transamerica Emerging Markets Opportunities	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from December 19, 2019 (commencement of operations) through October 31, 2020
Transamerica High Yield ESG Transamerica Sustainable Bond	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from July 31, 2020 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2021

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2021, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$1,029,252
Emerging Markets Opportunities	2,095,819
Energy Infrastructure	2,083,086
Global Equity	201,319
High Yield ESG	776,004
Inflation Opportunities	775
Intermediate Bond	11,497
International Equity	69,228,038
International Growth	20,338,190
International Small Cap Value	7,892,824
International Stock	1,700,298
Large Cap Value	24,620,296
Large Core	2,296,184
Large Growth	3,372,185
Large Value Opportunities	7,386,432
Mid Cap Growth	1,716,641
Mid Cap Value Opportunities	14,229,047
Multi-Asset Income	5,190,613
Multi-Managed Balanced	7,696,857
Small Cap Value	2,475,736
Small/Mid Cap Value	4,324,438
Sustainable Equity Income	7,544,224
Unconstrained Bond	294,258
US Growth	3,227,685

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	39%
Global Equity	100
Large Cap Value	54
Large Core	50
Large Growth	4
Large Value Opportunities	29
Mid Cap Growth	19
Mid Cap Value Opportunities	63
Multi-Asset Income	34
Multi-Managed Balanced	48
Small Cap Value	28
Small/Mid Cap Value	77
Sustainable Equity Income	25
US Growth	96

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

For tax purposes, the long-term capital gain designations for the year ended October 31, 2021 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$4,650,091
Bond	2,304,850
Capital Growth	451,445,240
Global Equity	1,596,046
Government Money Market	4,817
Intermediate Bond	34,382,214
Large Core	13,449,603
Large Growth	84,318,227
Mid Cap Growth	16,704,527
Multi-Managed Balanced	46,418,222
Small Cap Growth	17,096,549
US Growth	165,394,457

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Opportunities	$12,056,387	$2,095,819
International Equity	116,798,615	9,733,338
International Growth	33,920,712	3,118,793
International Small Cap Value	14,607,337	1,477,808
International Stock	3,412,421	249,390

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 16-17, 2021, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica International Growth
Transamerica Bond	Transamerica International Small Cap Value
Transamerica Capital Growth	Transamerica International Stock
Transamerica Emerging Markets Debt	Transamerica Large Cap Value
Transamerica Emerging Markets Opportunities	Transamerica Large Core
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Transamerica Large Growth
Transamerica Event Driven	Transamerica Large Value Opportunities
Transamerica Floating Rate	Transamerica Mid Cap Growth
Transamerica Global Equity	Transamerica Mid Cap Value Opportunities
Transamerica Government Money Market	Transamerica Multi-Asset Income
Transamerica High Quality Bond	Transamerica Multi-Managed Balanced
Transamerica High Yield Bond	Transamerica Short-Term Bond
Transamerica High Yield Muni	Transamerica Small Cap Growth
Transamerica Inflation Opportunities	Transamerica Small Cap Value
Transamerica Inflation-Protected Securities	Transamerica Small/Mid Cap Value
Transamerica Intermediate Bond	Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)
Transamerica Intermediate Muni	Transamerica Unconstrained Bond
Transamerica International Equity	Transamerica US Growth

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Bond	Aegon USA Investment Management, LLC
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Kayne Anderson Capital Advisors, L.P.
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Equity	Rockefeller & Co., LLC
Transamerica Government Money Market	BlackRock Investment Management, LLC
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Inflation-Protected Securities	PineBridge Investments LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Growth	TDAM USA Inc.
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica International Stock	ClariVest Asset Management LLC
Transamerica Large Core	PineBridge Investments LLC
Transamerica Large Growth	Morgan Stanley Investment Management Inc. Wellington Management Company LLP
Transamerica Large Value Opportunities	PineBridge Investments LLC
Transamerica Mid Cap Growth	Wellington Management Company LLP

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Peregrine Capital Management, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P. Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2022.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2020. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares, Class R Shares, Class R4 Shares or Class I2 Shares, where such class is offered and in that order of preference. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe but below its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced sub-advising that portion of the Fund on July 9, 2010 pursuant to its current equity investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC (“AUIM”), had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management teams at AUIM and J.P. Morgan Investment Management Inc. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transitions and performance going forward.

Transamerica Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2021.

Transamerica Capital Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 5-year periods and below its benchmark for the past 3-year period.

Transamerica Emerging Markets Opportunities. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe but below its benchmark, each for the past 1-year period.

Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income). The Trustees noted that TAM and the Fund’s sub-adviser implemented changes to the Fund’s principal investment strategy and primary benchmark, which took effect on June 1, 2021. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below the S&P 500 Index, each for the past 1-, 3- and 5-year periods.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Event Driven. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1- and 3-year periods.

Transamerica Floating Rate. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Global Equity. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1-, 3- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 4, 2014 pursuant to its current investment strategies.

Transamerica Government Money Market. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016.

Transamerica High Quality Bond. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 10-year period, in line with its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2021.

Transamerica High Yield Muni. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Inflation Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for its peer universe for the past 3-year period, and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 10-year period and in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on June 29, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Bond. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on May 1, 2014 pursuant to its current investment objective. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

history of the performance survivor, Transamerica Partners Institutional Core Bond, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Intermediate Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica International Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class I2 Shares of the Fund. The Board noted that the performance of Class I2 Shares was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 1, 2018 pursuant to its current investment strategies.

Transamerica International Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica International Stock. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at ClariVest Asset Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Large Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 1-year period and below median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1-, 3- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.

Transamerica Large Core. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record.

Transamerica Large Growth. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that Morgan Stanley Investment Management Inc. had commenced sub-advising a sleeve of the Fund on October 18, 2019 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective, investment strategies and benchmark. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Mid Cap Growth. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods.

Transamerica Multi-Asset Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its composite benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced sub-advising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, AUIM, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees also noted recent changes in the portfolio management teams at both AUIM and J.P. Morgan Investment Management, Inc. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Short-Term Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2021.

Transamerica Small Cap Growth. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Board noted that Systematic Financial Management, L.P. had previously served as the Fund’s sole sub-adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced sub-advising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued sub-advising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused). The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica US Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for the past 1-year period and below median for the past 10-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares, Class R Shares, Class R4 Shares or Class I2 Shares, where such class is offered and in that order of preference. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint for the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income). The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on June 1, 2021 and was not fully reflected in the comparative data.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 28, 2020 and was not fully reflected in the comparative data.

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Stock. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 1, 2020 and was not fully reflected in the comparative data.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint for the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Asset Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused). The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 1, 2020 and was not fully reflected in the comparative data.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint for the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to AUIM, which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to each Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by Advent Capital Management, LLC, ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., Morgan Stanley Investment Management Inc., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller & Co., LLC, Rothschild & Co Asset Management US Inc., Systematic Financial Management L.P., TDAM USA Inc., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller & Co., LLC, Rothschild & Co Asset Management US Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2021

TRANSAMERICA INTERNATIONAL EQUITY

TRANSAMERICA INTERNATIONAL SMALL CAP VALUE

TRANSAMERICA MID CAP VALUE OPPORTUNITIES

TRANSAMERICA MULTI-ASSET INCOME

TRANSAMERICA SMALL/MID CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

On July 22, 2021, Pendal Group Limited (“Pendal”) acquired Thompson, Siegel & Walmsley LLC (“TSW”) (the “Acquisition”). The Acquisition constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TSW, resulting in their automatic termination.

In anticipation of the closing of the Acquisition, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on June 16-17, 2021, considered the continued retention of TSW as sub-adviser to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income and Transamerica Small/Mid Cap Value (each a “Fund” and collectively, the “Funds”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and TSW, with respect to the Funds (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and the shareholders invested in such Fund. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Acquisition.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members requested and received from TAM and TSW certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that TSW would remain the sub-adviser to the Funds and that the Acquisition is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and the shareholders, including compliance services;

(b)        that the Acquisition is not expected to result in any changes to the investment process employed by TSW in sub-advising the Funds;

(c)        that TSW will gain a strategic partner in Pendal that is focused on investing in TSW’s business, with the potential to provide opportunities for TSW’s clients and employees;

(d)        that the Acquisition is not expected to result in any changes to the personnel who are primarily responsible for managing the Funds; and

(e)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to TSW.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to TSW’s services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and the shareholders and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Acquisition.

Transamerica Funds	Annual Report 2021

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 119 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	119	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	114	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	114	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present);	114	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 –

1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (75)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	114	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	114	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);	114	N/A

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm)
(2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	114	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	114	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 –
present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 –
present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 –
					present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2021

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II
(2007 – 2018);

Director (2005 – 2019), Senior Vice President
(2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 — present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);
and Registered Representative, TFA
(2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present),

Vice President and Treasurer (2017 – present),

Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer
(2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer
(2014 – 2019), Senior Vice President
(2019 – present), TFS;

Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (50)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 -2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present); Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds
(2013- present);
Director, Mongeral Aegon Seguros e Previdencia SA (2017- present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);
and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2021

TRANSAMERICA DYNAMIC INCOME

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

A special meeting of shareholders of Transamerica Dynamic Income was held on May 14, 2021. The results of the Proposal were as follows:

To approve an agreement and plan of reorganization, providing for (I) the acquisition of all of the assets of Transamerica Dynamic Income by Transamerica Multi-Asset Income, in exchange for shares of Transamerica Multi-Asset Income to be distributed to the shareholders of Transamerica Dynamic Income and the assumption of all of the liabilities of Transamerica Dynamic Income by Transamerica Multi-Asset Income, and (II) the subsequent liquidation of Transamerica Dynamic Income.

Proposal	Number of Shares
For	6,493,855
Against	171,594
Withheld	715,978

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

A special meeting of shareholders of the Transamerica Funds Trust was held on December 2, 2021. The results of the Proposal were as follows:

1.01: To elect Nominee Sandra N. Bane to the Board.

Proposal	Number of Shares
For	1,917,497,709
Against	67,837,134
Withheld	0

1.02: To elect Nominee Leo J. Hill to the Board.

Proposal	Number of Shares
For	1,913,791,429
Against	71,543,415
Withheld	0

1.03: To elect Nominee Kathleen T. Ives to the Board.

Proposal	Number of Shares
For	1,918,361,286
Against	66,973,558
Withheld	0

1.04: To elect Nominee David W. Jennings to the Board.

Proposal	Number of Shares
For	1,916,993,502
Against	68,341,341
Withheld	0

1.05: To elect Nominee Lauriann C. Kloppenburg to the Board.

Proposal	Number of Shares
For	1,918,169,569
Against	67,165,275
Withheld	0

1.06: To elect Nominee Fredric A. Nelson III to the Board.

Proposal	Number of Shares
For	1,917,770,021
Against	67,564,822
Withheld	0

1.07: To elect Nominee John E. Pelletier to the Board.

Proposal	Number of Shares
For	1,918,707,703
Against	66,627,141
Withheld	0

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING (continued)

(unaudited)

1.08: To elect Nominee Patricia L. Sawyer to the Board.

Proposal	Number of Shares
For	1,915,487,186
Against	69,847,658
Withheld	0

1.09: To elect Nominee Marijn P. Smit to the Board.

Proposal	Number of Shares
For	1,918,138,857
Against	67,195,987
Withheld	0

1.10: To elect Nominee John W. Waechter to the Board.

Proposal	Number of Shares
For	1,913,741,850
Against	71,592,993
Withheld	0

1.11: To elect Nominee Alan F. Warrick to the Board.

Proposal	Number of Shares
For	1,917,800,824
Against	67,534,019
Withheld	0

Transamerica Funds	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2021

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

1892187 10/21

© 2021 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be provided or made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2021.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began with a fierce second wave of the COVID-19 pandemic impacting the global economy. However, impressive medical data from vaccine developers provided much needed optimism pertaining to virus prevention as equity markets rallied into year-end against a backdrop of rebounding corporate earnings and economic growth. While the Federal Reserve (“Fed”) maintained the Fed Funds target range at 0%—0.25%, longer term rates began to creep upwards as the 10-year Treasury yield bounced hard off its record closing low of 0.52% in August 2020 and closed out the year at 0.93%.

With the calendar turning to 2021, U.S. equity markets continued to reach new highs as vaccine distribution was rolled out nationally. Economic growth was strong in the first quarter of the year. Long-term interest rates also rose rapidly during the quarter with the yield on the 10-year U.S. Treasury escalating to 1.74% by the end of March in recognition not only of rising economic growth, but also concerns of emerging inflation. With credit spreads tightening and approaching multi-year lows, this created a challenging environment for fixed income investors seeking yield but not wanting to take on higher credit or interest rate risk. Nonetheless, both stock prices and the economy forged ahead in the summer months as aggregate gross domestic product (“GDP”) completed a full recovery reaching pre-pandemic levels by the fall.

Early concerns surrounding rising inflation proved valid, however, as the April Consumer Price Index (“CPI”) produced its first year-over-year reading above 4.0% in over a decade, enroute to exceeding 5.0% by September. Shortly after September CPI was released, it was announced third quarter GDP had slowed to an annualized rate of 2.0% representing the slowest pace of growth since the recovery had begun the previous summer.

With elevated inflation and the risk of slowing economic growth, the Fed closed out the period in the unenviable position of considering how and when to back off some of the extraordinary stimulus it had provided markets since March 2020. Market expectations finished October with anticipation the Fed would begin tapering the open market asset purchases in the days to follow, perhaps officially beginning such reductions in the fourth quarter. It is sometimes said that “markets climb a wall of worry,” which seemed to be the case as the S&P 500® Index closed the fiscal year at an all-time high despite concerns of a slowing pace of economic growth, inflation and uncertain policy tightening.

For the one-year period ended October 31, 2021, the S&P 500® Index returned 42.91% while the MSCI EAFE Index, representing international developed market equities, returned 34.80%. During the same period, the Bloomberg US Aggregate Bond Index returned -0.48%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2021, and held for the entire six-month period until October 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$1,012.30	$2.43	$1,022.80	$2.45	0.48%
Transamerica Mid Cap Value	1,000.00	1,030.90	4.76	1,020.50	4.74	0.93
Transamerica Total Return	1,000.00	1,009.50	3.44	1,021.80	3.47	0.68

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

Despite a surge in COVID-19 cases and governments imposing new restrictions in the beginning of the fiscal year ended October 31, 2021, risk assets continued to perform well, ending one of the most unprecedented years in modern history. The anticipation of widely distributed vaccine rollouts, approval of an additional COVID-19 relief package, and the end of U.S. election jitters lifted market sentiment at the end of calendar year 2020.

The beginning of 2021 started with a surging pandemic case count, a highly contested election, and vaccines in the early stages of distribution. As the year progressed, the U.S. economy continued on its path of recovery, largely because of continued aggressive fiscal policy and a swift and effective vaccination program; however, inflation began to move higher.

As we ended the fiscal year, market anxiety surrounded a plethora of issues, including the debt ceiling, expectations of a U.S. Federal Reserve taper announcement, uncertainties around the passing of the democratic spending bills, the COVID-19 Delta variant, and accelerating inflation in the economy.

Over the fiscal year, the Treasury yields rose across the curve. The 2-year yield increased by 35 basis points (“bps”) to 0.50%, the 10-year yield increased 69 bps to 1.55%, and the 30-year yield increased by 30 bps to 1.93%. The spread between the 2- and 10- year rose by 35 bps to finish the fiscal year at 106 bps.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Core Bond (Class I2) returned 0.77%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -0.48%.

STRATEGY REVIEW

The Fund’s duration and yield curve positioning were net negative to performance over the fiscal year. The Fund maintained a shorter duration posture than the benchmark, which was a positive over the period as rates increased over the fiscal year. In contrast, the Funds overweight the belly of the curve (5-10 years) was a detractor during the period.

The Fund finished the period overweight investment grade corporates on both a market value and spread duration contribution basis, while maintaining an overweight to financials and industrials, the result of which was a positive versus the benchmark during the period. In addition, security selection was positive across the investment grade corporate sector, with the Fund’s overall investment grade corporate allocation net positive for returns versus the benchmark during the period. The portfolio management team was disciplined in the corporate bond space by buying higher beta names in the front end and higher quality names further out the curve. We also took opportunities to sell corporate bonds that our research determined were overvalued.

Owning mortgage-backed securities (“MBS”) with lower prepayment risk was a benefit to returns as rates have fluctuated widely from the beginning of the pandemic through the end of the fiscal year. Specifically, the Fund’s bias for, and moreover security selection within, specified pools, agency collateralized mortgage obligations, and agency multi-family commercial mortgage-backed securities (“CMBS”), were the primary drivers of excess returns within the sector.

Security selection in securitized credit – generically asset-backed securities, non-agency CMBS, and non-agency MBS – was a contributor to performance. During the fiscal year, the Fund favored high-quality short-term securitized credit that offered attractive yield on an amortizing asset.

Lastly, a reasonable allocation to low-yielding cash was a drag on returns on a duration-neutral basis. The Fund’s portfolio management team uses cash to provide adequate liquidity for shareholders.

Richard Figuly, CFA

Steven Lear, CFA

Justin Rucker, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	31.0%
U.S. Government Agency Obligations	24.5
U.S. Government Obligations	22.5
Asset-Backed Securities	7.4
Mortgage-Backed Securities	7.1
Repurchase Agreement	5.5
Other Investment Company	3.2
Municipal Government Obligations	0.8
Foreign Government Obligations	0.6
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.81
Duration †	5.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	47.0%
AAA	8.5
AA	2.7
A	9.5
BBB	22.1
BB	0.6
CCC and Below	0.1
Not Rated	12.1
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception	Inception Date
Class I2 (NAV)	0.77%	3.43%	3.30%	07/01/2009
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 7.4%
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 0.89% (A), 12/26/2044 (B)	$375,236	$375,123
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (B)	1,147,147	1,136,091
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	1,939,706	2,029,300
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	200,000	217,374
Series 2014-SFR3, Class D,
5.04%, 12/17/2036 (B)	270,000	286,943
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	725,000	794,316
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	879,764	919,779
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,800,000	1,890,586
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	825,000	895,375
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (B)	1,155,000	1,279,866
American Tower Trust #1 Series 2013, Class 2A, 3.07%, 03/15/2048 (B)	400,000	400,516
Business Jet Securities LLC
Series 2019-1, Class A,
4.21%, 07/15/2034 (B)	1,487,321	1,518,651
Series 2020-1A, Class A,
2.98%, 11/15/2035 (B)	439,907	442,319
Series 2021-1A, Class A,
2.16%, 04/15/2036 (B)	807,952	811,084
BVRT Financing Trust 0.01%, 11/10/2032 (C) (D)	87,598	87,598
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D)	1,814,873	1,862,513
CarNow Auto Receivables Trust
Series 2021-1A, Class A,
0.97%, 10/15/2024 (B)	1,078,206	1,078,696
Series 2021-2A, Class B,
1.30%, 01/15/2026 (B) (E)	1,650,000	1,648,979
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (B)	423,229	431,315
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (B)	2,770,000	2,841,233
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 0.65% (A), 02/25/2033	382,202	371,818
Series 2003-6, Class 1A5,
4.94% (A), 11/25/2034	118,234	123,044
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3-Month LIBOR + 3.00%, 3.12% (A), 03/24/2023 (B)	1,670,000	1,669,998

	Principal	Value
ASSET-BACKED SECURITIES (continued)
COOF Securitization Trust Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.39% (A), 06/25/2040 (B)	$ 166,128	$ 14,234
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (B)	1,300,000	1,398,359
Series 2019-3, Class A,
2.71%, 10/15/2052 (B)	1,017,605	1,049,881
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 02/16/2027 (B)	619,608	619,285
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (B)	224,961	226,894
Series 2018-1, Class A,
3.70%, 01/21/2031 (B)	407,994	420,557
Drive Auto Receivables Trust
Series 2017-3, Class D,
3.53%, 12/15/2023 (B)	361,717	363,155
Series 2019-1, Class D,
4.09%, 06/15/2026	645,000	662,210
DT Auto Owner Trust
Series 2018-1A, Class D,
3.81%, 12/15/2023 (B)	96,993	97,222
Series 2019-4A, Class C,
2.73%, 07/15/2025 (B)	1,819,000	1,842,359
Series 2021-2A, Class C,
1.10%, 02/16/2027 (B)	761,000	758,109
FirstKey Homes Trust Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (B)	2,000,000	2,010,138
Flagship Credit Auto Trust
Series 2018-3, Class C,
3.79%, 12/16/2024 (B)	2,029,000	2,056,820
Series 2019-4, Class D,
3.12%, 01/15/2026 (B)	2,200,000	2,278,263
Foundation Finance Trust
Series 2019-1A, Class A,
3.86%, 11/15/2034 (B)	388,574	399,913
Series 2020-1A, Class A,
3.54%, 07/16/2040 (B)	1,092,556	1,127,588
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024 (C)	379,626	377,728
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	22,416	22,644
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (B)	78,846	78,748
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (C) (F)	951,978	940,371
Series 2017-1A, Class A,
3.74%, 10/15/2052 (B)	160,800	167,881
Series 2017-2A, Class A,
3.26%, 10/15/2053 (B)	820,773	840,523

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Goodgreen Trust (continued)
Series 2019-2A, Class A,
2.76%, 04/15/2055 (B)	$ 997,268	$ 1,008,244
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (B)	154,765	158,566
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (B)	458,733	483,529
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (B)	604,767	625,210
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	118,414	120,505
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.57% (A), 08/25/2038 (B)	835,764	13,030
Series 2014-2, Class A,
2.55% (A), 04/25/2040 (B)	161,479	13,017
LP LMS Asset Securitization Trust Series 2021-2A, Class A, 1.75%, 01/15/2029 (B)	2,121,792	2,120,610
Mariner Finance Issuance Trust Series 2019-AA, Class B, 3.51%, 07/20/2032 (B)	1,335,000	1,363,668
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (B)	900,000	901,565
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A,
3.84%, 12/25/2025 (B)	1,274,645	1,281,560
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (B)	2,778,361	2,782,015
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 03/08/2028 (B)	505,000	505,051
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 05/08/2031 (B)	900,000	898,681
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	205,419	213,276
SART Series 2018-1, 4.75%, 06/15/2025	997,373	997,373
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D)	1,400,000	1,400,000
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2,
3.45%, 02/25/2032	26,380	24,961
Series 2004-6XS, Class A5A,
6.03% (A), 03/25/2034	49,914	50,425
Series 2004-6XS, Class A5B,
6.05% (A), 03/25/2034	49,914	50,425
Synchrony Card Funding LLC Series 2019-A1, Class A, 2.95%, 03/15/2025	3,013,000	3,044,000

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Tricolor Auto Securitization Trust
Series 2020-1A, Class A,
4.88%, 11/15/2026 (B) (F)	$ 704,910	$ 710,478
Series 2021-1A, Class D,
1.92%, 05/15/2026 (B)	330,000	328,294
US Auto Funding LLC Series 2021-1A, Class A, 0.79%, 07/15/2024 (B)	1,327,136	1,326,049
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	1,566,218	1,566,218
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (B)	308,546	320,084
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	1,385,000	1,396,775

Total Asset-Backed Securities (Cost $63,755,590)		64,569,008

CORPORATE DEBT SECURITIES - 31.0%
Aerospace & Defense - 1.0%
Airbus SE
3.15%, 04/10/2027 (B)	327,000	349,710
3.95%, 04/10/2047 (B)	150,000	175,164
BAE Systems PLC
1.90%, 02/15/2031 (B)	201,000	192,358
3.00%, 09/15/2050 (B)	239,000	236,896
Boeing Co.
1.17%, 02/04/2023	435,000	435,534
1.43%, 02/04/2024	885,000	885,504
1.95%, 02/01/2024	600,000	610,969
2.20%, 02/04/2026	540,000	541,371
2.75%, 02/01/2026	580,000	600,057
3.10%, 05/01/2026	400,000	417,197
3.25%, 03/01/2028	366,000	382,331
4.88%, 05/01/2025	290,000	320,407
5.15%, 05/01/2030	450,000	525,201
L3 Harris Technologies, Inc. 1.80%, 01/15/2031	350,000	335,864
Lockheed Martin Corp. 4.50%, 05/15/2036	300,000	367,471
Northrop Grumman Corp. 3.20%, 02/01/2027	268,000	287,778
Precision Castparts Corp. 4.20%, 06/15/2035	150,000	176,853
Raytheon Technologies Corp.
3.20%, 03/15/2024	140,000	147,141
3.75%, 11/01/2046	285,000	321,954
4.15%, 05/15/2045	148,000	176,061
4.50%, 06/01/2042	542,000	666,283
6.70%, 08/01/2028	260,000	334,915

		8,487,019

Airlines - 0.9%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (B)	579,784	591,541
3.55%, 07/15/2031 (B)	342,792	336,020
3.60%, 09/15/2028 (B)	431,399	437,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
Air Canada Pass-Through Trust (continued)
4.13%, 11/15/2026 (B)	$ 445,751	$ 451,356
American Airlines Pass-Through Trust
3.00%, 04/15/2030	776,462	787,362
3.65%, 02/15/2029	657,813	689,174
3.70%, 04/01/2028	125,073	128,231
British Airways Pass-Through Trust
3.30%, 06/15/2034 (B)	414,581	425,292
4.13%, 03/20/2033 (B)	431,999	440,625
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	153,304	160,425
5.98%, 10/19/2023	45,062	45,725
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	223,742	228,956
United Airlines Pass-Through Trust
2.88%, 04/07/2030	473,131	480,059
3.10%, 04/07/2030	406,104	406,530
3.50%, 09/01/2031	586,478	619,743
3.65%, 07/07/2027	161,053	161,007
3.70%, 09/01/2031	558,141	573,610
4.15%, 02/25/2033	553,133	608,581
4.55%, 08/25/2031	492,150	532,533

		8,104,456

Automobiles - 0.3%
General Motors Co. 6.13%, 10/01/2025	210,000	243,756
Nissan Motor Co. Ltd.
3.52%, 09/17/2025 (B)	788,000	829,116
4.35%, 09/17/2027 (B)	1,253,000	1,359,284

		2,432,156

Banks - 5.5%
ABN AMRO Bank NV 4.75%, 07/28/2025 (B)	600,000	658,959
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	747,997
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026 (B)	200,000	221,328
Banco Nacional de Panama 2.50%, 08/11/2030 (B)	300,000	284,250
Banco Santander SA
Fixed until 09/14/2026, 1.72% (A), 09/14/2027	200,000	197,015
1.85%, 03/25/2026	400,000	400,570
2.75%, 05/28/2025 - 12/03/2030	800,000	819,973
3.13%, 02/23/2023	200,000	206,048
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,345,000	1,349,586
Fixed until 10/20/2031, 2.57% (A), 10/20/2032	655,000	657,632
Fixed until 06/19/2040, 2.68% (A), 06/19/2041	1,172,000	1,129,302
Fixed until 04/22/2031, 2.69% (A), 04/22/2032	670,000	678,722
3.25%, 10/21/2027	183,000	195,167
Fixed until 01/23/2025, 3.37% (A), 01/23/2026	200,000	212,223

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	$ 470,000	$ 502,635
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	1,300,000	1,408,645
Fixed until 03/05/2028, 3.97% (A), 03/05/2029	1,300,000	1,440,632
Bank of Ireland Group PLC Fixed until 09/30/2026, 2.03% (A), 09/30/2027 (B)	337,000	332,579
Bank of Montreal Fixed until 12/15/2027, 3.80% (A), 12/15/2032	223,000	240,850
Barclays PLC
Fixed until 12/10/2023, 1.01% (A), 12/10/2024	604,000	604,037
3.65%, 03/16/2025	223,000	237,609
3.68%, 01/10/2023	300,000	301,773
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	600,000	606,900
BNP Paribas SA
Fixed until 09/15/2028, 2.16% (A), 09/15/2029 (B)	575,000	564,971
Fixed until 06/09/2025, 2.22% (A), 06/09/2026 (B)	230,000	234,144
Fixed until 08/12/2030, 2.59% (A), 08/12/2035 (B)	200,000	192,806
2.82%, 01/26/2041 (B) (G)	330,000	314,760
Fixed until 01/13/2030, 3.05% (A), 01/13/2031 (B)	585,000	608,677
BPCE SA
1.00%, 01/20/2026 (B)	435,000	423,720
Fixed until 10/06/2025, 1.65% (A), 10/06/2026 (B)	309,000	306,631
Fixed until 01/20/2031, 2.28% (A), 01/20/2032 (B)	315,000	303,793
4.63%, 07/11/2024 (B)	600,000	646,800
Citigroup, Inc.
Fixed until 01/28/2026, 1.12% (A), 01/28/2027	573,000	559,505
Fixed until 11/03/2031, 2.52% (A), 11/03/2032 (E)	285,000	284,153
Fixed until 05/01/2031, 2.56% (A), 05/01/2032	1,145,000	1,150,461
Fixed until 04/08/2025, 3.11% (A), 04/08/2026	1,000,000	1,053,384
Fixed until 04/24/2024, 3.35% (A), 04/24/2025	175,000	184,363
Fixed until 10/27/2027, 3.52% (A), 10/27/2028	400,000	429,794
Fixed until 03/20/2029, 3.98% (A), 03/20/2030	850,000	948,236
Citizens Bank NA 3.70%, 03/29/2023	475,000	494,264
Commonwealth Bank of Australia 3.31%, 03/11/2041 (B)	250,000	257,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Credit Agricole SA
Fixed until 01/26/2026, 1.25% (A), 01/26/2027 (B)	$ 656,000	$ 640,478
Fixed until 06/16/2025, 1.91% (A), 06/16/2026 (B)	360,000	363,575
2.81%, 01/11/2041 (B)	250,000	238,230
4.38%, 03/17/2025 (B)	200,000	216,704
Danske Bank A/S
Fixed until 12/08/2022, 1.17% (A), 12/08/2023 (B)	996,000	998,827
Fifth Third Bank NA 3.85%, 03/15/2026	200,000	218,057
HSBC Holdings PLC
Fixed until 09/22/2027, 2.01% (A), 09/22/2028	705,000	695,251
Fixed until 08/17/2028, 2.21% (A), 08/17/2029	330,000	323,835
Fixed until 08/18/2030, 2.36% (A), 08/18/2031	580,000	568,985
Fixed until 05/18/2023, 3.95% (A), 05/18/2024	1,007,000	1,054,439
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	1,103,000	1,201,221
4.25%, 03/14/2024	500,000	532,435
ING Groep NV
Fixed until 07/01/2025, 1.40% (A), 07/01/2026 (B)	410,000	407,647
Fixed until 04/01/2026, 1.73% (A), 04/01/2027	225,000	224,606
KeyBank NA 3.18%, 10/15/2027	250,000	253,628
KeyCorp 4.15%, 10/29/2025	235,000	259,287
Lloyds Banking Group PLC
Fixed until 05/11/2026, 1.63% (A), 05/11/2027	330,000	326,225
Fixed until 11/07/2022, 2.91% (A), 11/07/2023	200,000	204,472
4.38%, 03/22/2028	339,000	382,452
4.58%, 12/10/2025	200,000	221,132
Macquarie Bank Ltd. Fixed until 03/03/2031, 3.05% (A), 03/03/2036 (B)	405,000	401,448
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030	700,000	682,671
2.53%, 09/13/2023	200,000	206,684
3.75%, 07/18/2039	430,000	481,215
Mizuho Financial Group, Inc.
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	410,000	399,218
Fixed until 05/25/2025, 2.23% (A), 05/25/2026	680,000	693,797
Fixed until 09/13/2029, 2.87% (A), 09/13/2030	402,000	415,352
National Australia Bank Ltd. Fixed until 08/02/2029, 3.93% (A), 08/02/2034 (B)	590,000	630,364

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Natwest Group PLC
Fixed until 11/01/2024, 3.75% (A), 11/01/2029	$ 554,000	$ 585,277
3.88%, 09/12/2023	350,000	368,913
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	255,000	273,060
Fixed until 05/08/2029, 4.45% (A), 05/08/2030	570,000	647,241
4.80%, 04/05/2026	462,000	518,061
Nordea Bank Abp
1.50%, 09/30/2026 (B)	228,000	224,563
4.25%, 09/21/2022 (B)	384,000	396,277
Santander UK Group Holdings PLC
Fixed until 06/14/2026, 1.67% (A), 06/14/2027	320,000	314,697
3.57%, 01/10/2023	360,000	362,095
Societe Generale SA
Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	870,000	852,550
Fixed until 06/09/2026, 1.79% (A), 06/09/2027 (B)	310,000	305,241
Fixed until 06/09/2031, 2.89% (A), 06/09/2032 (B)	720,000	719,172
3.00%, 01/22/2030 (B)	391,000	403,289
4.25%, 04/14/2025 (B)	270,000	289,189
Standard Chartered PLC
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	255,000	248,220
Fixed until 03/15/2028, 4.87% (A), 03/15/2033 (B)	300,000	327,939
Sumitomo Mitsui Financial Group, Inc. 3.04%, 07/16/2029	1,240,000	1,302,320
UniCredit SpA
Fixed until 06/03/2026, 1.98% (A), 06/03/2027 (B)	400,000	393,242
Fixed until 06/19/2027, 5.86% (A), 06/19/2032 (B)	200,000	220,810
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (A), 04/30/2041	419,000	429,401
Fixed until 06/17/2026, 3.20% (A), 06/17/2027	1,505,000	1,598,086
4.10%, 06/03/2026	121,000	132,708
4.30%, 07/22/2027	246,000	275,439
4.40%, 06/14/2046	165,000	200,250
4.65%, 11/04/2044	184,000	226,506
4.90%, 11/17/2045	202,000	259,265
Westpac Banking Corp. 4.42%, 07/24/2039	335,000	393,175

		47,901,679

Beverages - 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	1,044,000	1,263,977
4.90%, 02/01/2046	170,000	216,077
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	154,000	186,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	$ 480,000	$ 563,686
4.44%, 10/06/2048	520,000	627,922
4.60%, 06/01/2060	225,000	281,079
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	280,000	264,216
2.75%, 01/22/2030	435,000	450,225
Constellation Brands, Inc.
4.40%, 11/15/2025	185,000	205,156
5.25%, 11/15/2048	110,000	147,244
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	550,000	586,971
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	120,000	129,855
4.42%, 05/25/2025	112,000	123,236
4.99%, 05/25/2038	162,000	202,855

		5,248,855

Biotechnology - 0.6%
AbbVie, Inc.
2.80%, 03/15/2023	162,000	165,582
3.20%, 11/21/2029	438,000	468,287
4.05%, 11/21/2039	1,420,000	1,630,265
4.40%, 11/06/2042	425,000	509,547
4.45%, 05/14/2046	165,000	201,179
4.55%, 03/15/2035	300,000	357,473
Biogen, Inc.
2.25%, 05/01/2030	572,000	563,563
3.15%, 05/01/2050	160,000	156,930
Gilead Sciences, Inc. 2.60%, 10/01/2040	545,000	521,125
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	920,000	870,297

		5,444,248

Building Products - 0.1%
Masco Corp.
2.00%, 10/01/2030	160,000	153,761
6.50%, 08/15/2032	410,000	543,077

		696,838

Capital Markets - 1.9%
Blackstone Secured Lending Fund 3.65%, 07/14/2023	415,000	431,559
Credit Suisse Group AG
Fixed until 02/02/2026, 1.31% (A), 02/02/2027 (B)	1,255,000	1,213,078
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	250,000	253,072
Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	250,000	270,525
4.28%, 01/09/2028 (B)	400,000	438,488
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	244,000	246,985
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (A), 11/24/2026	335,000	336,666
3.30%, 11/16/2022	200,000	205,316
3.70%, 05/30/2024	700,000	740,301

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (A), 03/09/2027	$ 1,085,000	$ 1,068,461
Fixed until 10/21/2026, 1.95% (A), 10/21/2027	330,000	330,535
Fixed until 01/27/2031, 1.99% (A), 01/27/2032	290,000	278,013
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	440,000	432,746
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	725,000	765,134
3.50%, 01/23/2025 - 11/16/2026	362,000	386,474
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	1,727,000	1,870,357
Fixed until 04/23/2038, 4.41% (A), 04/23/2039	450,000	538,772
6.75%, 10/01/2037	200,000	284,563
Macquarie Group Ltd. Fixed until 01/15/2029, 5.03% (A), 01/15/2030 (B)	600,000	702,540
Morgan Stanley
Fixed until 04/28/2025, 2.19% (A), 04/28/2026	450,000	460,630
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	1,067,000	1,153,836
Fixed until 01/24/2028, 3.77% (A), 01/24/2029	278,000	305,459
4.10%, 05/22/2023	150,000	157,632
4.30%, 01/27/2045	280,000	345,546
Fixed until 01/23/2029, 4.43% (A), 01/23/2030	457,000	523,453
5.00%, 11/24/2025	497,000	559,830
Nomura Holdings, Inc.
2.65%, 01/16/2025	603,000	624,193
2.68%, 07/16/2030	370,000	371,502
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (A), 05/08/2032	343,000	364,781
UBS Group AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	200,000	203,474
Fixed until 08/13/2029, 3.13% (A), 08/13/2030 (B)	320,000	337,276
3.49%, 05/23/2023 (B)	400,000	406,316
4.13%, 09/24/2025 (B)	200,000	218,544

		16,826,057

Chemicals - 0.2%
Albemarle Corp. 5.45%, 12/01/2044	200,000	257,225
DuPont de Nemours, Inc. 5.32%, 11/15/2038	145,000	186,850
International Flavors & Fragrances, Inc. 5.00%, 09/26/2048	187,000	245,679
LYB International Finance III LLC 1.25%, 10/01/2025	130,000	128,710
Nutrien Ltd.
4.13%, 03/15/2035	450,000	511,017
5.00%, 04/01/2049	140,000	188,051

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Union Carbide Corp. 7.75%, 10/01/2096	$ 210,000	$ 387,372

		1,904,904

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 5.63%, 03/15/2042 (B)	141,000	192,044
Republic Services, Inc. 1.45%, 02/15/2031	460,000	430,709
Triton Container International Ltd. 1.15%, 06/07/2024 (B)	450,000	446,695

		1,069,448

Construction & Engineering - 0.1%
Quanta Services, Inc.
2.35%, 01/15/2032	440,000	431,024
2.90%, 10/01/2030	640,000	661,426

		1,092,450

Construction Materials - 0.1%
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	265,164
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	276,000	297,612

		562,776

Consumer Finance - 0.6%
BMW US Capital LLC 2.25%, 09/15/2023 (B)	330,000	339,083
Capital One Financial Corp.
3.20%, 02/05/2025	123,000	130,134
3.75%, 07/28/2026	200,000	216,281
4.20%, 10/29/2025	150,000	164,040
Daimler Finance North America LLC 3.35%, 02/22/2023 (B)	300,000	310,380
General Motors Financial Co., Inc.
1.20%, 10/15/2024	225,000	224,050
1.25%, 01/08/2026	747,000	732,472
2.35%, 01/08/2031	499,000	484,242
2.70%, 06/10/2031	360,000	356,591
4.35%, 01/17/2027	180,000	198,761
Hyundai Capital America
1.15%, 11/10/2022 (B)	649,000	651,691
1.30%, 01/08/2026 (B)	180,000	175,550
1.50%, 06/15/2026 (B)	515,000	503,519
1.80%, 01/10/2028 (B) (G)	345,000	332,428
3.00%, 02/10/2027 (B)	215,000	223,812
Stellantis Finance US, Inc. 2.69%, 09/15/2031 (B)	312,000	307,507
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (B)	310,000	303,115

		5,653,656

Containers & Packaging - 0.1%
Graphic Packaging International LLC 1.51%, 04/15/2026 (B)	457,000	450,837
International Paper Co. 8.70%, 06/15/2038	120,000	200,269
WRKCo, Inc.
3.00%, 09/15/2024	350,000	367,498

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
WRKCo, Inc. (continued)
3.75%, 03/15/2025	$ 300,000	$ 322,810

		1,341,414

Diversified Consumer Services - 0.2%
Ford Foundation 2.82%, 06/01/2070	190,000	193,006
Pepperdine University 3.30%, 12/01/2059	310,000	328,060
SART 4.75%, 07/15/2024	868,631	868,631
University of Southern California 3.23%, 10/01/2120	310,000	325,428

		1,715,125

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.75%, 01/30/2026	189,000	185,975
2.45%, 10/29/2026	230,000	232,130
2.88%, 08/14/2024	345,000	357,300
3.00%, 10/29/2028	285,000	289,302
3.30%, 01/30/2032	270,000	275,292
4.45%, 12/16/2021	310,000	310,463
4.50%, 09/15/2023	1,225,000	1,298,152
6.50%, 07/15/2025	150,000	173,716
Aviation Capital Group LLC
3.88%, 05/01/2023 (B)	300,000	311,785
5.50%, 12/15/2024 (B)	558,000	619,368
Brookfield Finance, Inc.
3.90%, 01/25/2028	211,000	233,245
4.70%, 09/20/2047	242,000	297,561
China Southern Power Grid International Finance BVI Co. Ltd. 3.50%, 05/08/2027 (B)	480,000	516,485
GE Capital International Funding Co. Unlimited 4.42%, 11/15/2035	1,400,000	1,704,528
Jefferies Group LLC
6.25%, 01/15/2036	260,000	346,198
6.45%, 06/08/2027	133,000	164,165
LSEGA Financing PLC 2.00%, 04/06/2028 (B) (G)	765,000	761,457
Mitsubishi HC Capital, Inc. 2.65%, 09/19/2022 (B)	294,000	298,740
ORIX Corp. 2.90%, 07/18/2022	201,000	203,984

		8,579,846

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
1.65%, 02/01/2028	140,000	136,616
2.25%, 02/01/2032	940,000	906,843
2.30%, 06/01/2027	600,000	613,740
3.10%, 02/01/2043	1,340,000	1,292,673
3.50%, 06/01/2041	972,000	1,001,200
3.55%, 09/15/2055	211,000	213,762
Deutsche Telekom AG 3.63%, 01/21/2050 (B)	164,000	176,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (B)	$ 81,000	$ 84,606
Verizon Communications, Inc.
2.10%, 03/22/2028	880,000	882,807
2.65%, 11/20/2040	427,000	403,090
4.27%, 01/15/2036	400,000	467,906
4.67%, 03/15/2055	385,000	508,448

		6,688,124

Electric Utilities - 1.9%
AEP Texas, Inc. 6.65%, 02/15/2033	100,000	134,979
AEP Transmission Co. LLC 3.15%, 09/15/2049	165,000	172,959
Alabama Power Co. 5.60%, 03/15/2033	160,000	201,810
Appalachian Power Co.
6.38%, 04/01/2036	200,000	272,979
6.70%, 08/15/2037	200,000	280,878
Arizona Public Service Co. 5.05%, 09/01/2041	303,000	384,950
Baltimore Gas & Electric Co.
2.90%, 06/15/2050	240,000	241,964
3.50%, 08/15/2046	188,000	207,208
Duke Energy Carolinas LLC
6.00%, 12/01/2028	500,000	622,467
6.45%, 10/15/2032	100,000	135,428
Duke Energy Indiana LLC 3.75%, 05/15/2046	200,000	227,712
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (B)	460,000	490,819
Edison International 5.75%, 06/15/2027 (G)	165,000	188,957
EDP Finance BV 3.63%, 07/15/2024 (B)	300,000	318,359
Emera US Finance LP 4.75%, 06/15/2046	350,000	418,988
Enel Finance International NV 3.50%, 04/06/2028 (B)	265,000	287,560
Entergy Louisiana LLC
2.90%, 03/15/2051	210,000	209,805
3.05%, 06/01/2031	189,000	200,919
Evergy Metro, Inc. 5.30%, 10/01/2041	500,000	665,504
Florida Power & Light Co.
5.13%, 06/01/2041	112,000	147,327
5.40%, 09/01/2035	100,000	130,818
Fortis, Inc. 3.06%, 10/04/2026	620,000	652,541
ITC Holdings Corp. 2.95%, 05/14/2030 (B)	230,000	239,604
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	201,000	224,514
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	195,000	217,673
Nevada Power Co. 5.38%, 09/15/2040	52,000	67,857
New England Power Co. 3.80%, 12/05/2047 (B)	140,000	155,907

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	$ 151,000	$ 161,814
Northern States Power Co. 6.20%, 07/01/2037	89,000	129,205
NRG Energy, Inc.
2.00%, 12/02/2025 (B)	310,000	313,564
2.45%, 12/02/2027 (B)	345,000	345,285
4.45%, 06/15/2029 (B)	375,000	411,301
OGE Energy Corp. 0.70%, 05/26/2023	225,000	224,594
Ohio Edison Co. 6.88%, 07/15/2036	150,000	214,630
Oklahoma Gas & Electric Co. 0.55%, 05/26/2023	275,000	274,173
Pacific Gas & Electric Co.
1.37%, 03/10/2023	625,000	622,975
3-Month LIBOR + 1.38%, 1.50% (A), 11/15/2021	1,265,000	1,265,117
1.75%, 06/16/2022	2,310,000	2,304,452
2.95%, 03/01/2026	205,000	209,699
3.45%, 07/01/2025	325,000	338,889
3.75%, 08/15/2042	130,000	122,923
4.30%, 03/15/2045	220,000	222,244
Public Service Electric & Gas Co. 3.65%, 09/01/2042	138,000	155,609
Southern California Edison Co.
4.05%, 03/15/2042	300,000	325,090
5.50%, 03/15/2040	130,000	164,014
Southern Power Co. 5.15%, 09/15/2041	260,000	318,318
Toledo Edison Co. 6.15%, 05/15/2037	200,000	276,310
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	140,402
Wisconsin Electric Power Co. 3.65%, 12/15/2042	144,000	156,899
Xcel Energy, Inc. 4.80%, 09/15/2041	116,000	142,870

		16,340,863

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	571,184

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	175,000	183,841
3.50%, 04/01/2022	100,000	100,746
3.88%, 01/12/2028	133,000	143,755
Corning, Inc. 5.35%, 11/15/2048	230,000	318,624

		746,966

Energy Equipment & Services - 0.2%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	200,000
Baker Hughes Holdings LLC 5.13%, 09/15/2040	200,000	254,224

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Halliburton Co. 7.60%, 08/15/2096 (B)	$ 160,000	$ 228,234
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	170,000	186,264
Texas Eastern Transmission LP
2.80%, 10/15/2022 (B)	462,000	468,819
3.50%, 01/15/2028 (B)	60,000	64,484

		1,402,025

Entertainment - 0.1%
Walt Disney Co.
7.70%, 10/30/2025	300,000	372,552
8.88%, 04/26/2023	200,000	224,115

		596,667

Equity Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc. 4.00%, 02/01/2050	419,000	493,013
American Campus Communities Operating Partnership LP 2.25%, 01/15/2029	250,000	248,413
American Tower Corp.
1.50%, 01/31/2028	530,000	509,077
1.88%, 10/15/2030	490,000	466,493
2.10%, 06/15/2030	320,000	311,140
2.95%, 01/15/2051	141,000	136,351
3.10%, 06/15/2050	214,000	212,075
3.38%, 10/15/2026	281,000	300,380
5.00%, 02/15/2024	139,000	151,334
Boston Properties LP
3.20%, 01/15/2025	228,000	240,388
3.65%, 02/01/2026	408,000	440,611
Brixmor Operating Partnership LP
2.25%, 04/01/2028	320,000	319,920
2.50%, 08/16/2031	170,000	166,493
3.85%, 02/01/2025	400,000	428,855
Corporate Office Properties LP
2.00%, 01/15/2029	140,000	135,858
2.75%, 04/15/2031	523,000	525,313
Crown Castle International Corp. 2.25%, 01/15/2031	635,000	617,985
Digital Realty Trust LP 3.70%, 08/15/2027	154,000	168,705
Equinix, Inc. 2.90%, 11/18/2026	510,000	534,829
Essex Portfolio LP 2.65%, 03/15/2032	400,000	402,642
GAIF Bond Issuer Pty Ltd. 3.40%, 09/30/2026 (B)	353,000	378,239
Healthcare Trust of America Holdings LP 2.00%, 03/15/2031	280,000	264,634
Healthpeak Properties, Inc. 3.50%, 07/15/2029	447,000	488,141
Life Storage LP
2.40%, 10/15/2031	200,000	197,535
4.00%, 06/15/2029	522,000	579,950
National Retail Properties, Inc.
3.50%, 10/15/2027	150,000	160,994
3.60%, 12/15/2026	218,000	234,332

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Office Properties Income Trust
2.40%, 02/01/2027	$ 420,000	$ 409,562
3.45%, 10/15/2031	190,000	185,707
4.00%, 07/15/2022	416,000	423,698
Physicians Realty LP 2.63%, 11/01/2031	220,000	219,795
Realty Income Corp.
3.25%, 01/15/2031	285,000	307,005
3.88%, 04/15/2025	290,000	314,899
Regency Centers LP 2.95%, 09/15/2029	420,000	438,357
Sabra Health Care LP 3.20%, 12/01/2031	375,000	365,457
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B)	500,000	530,011
UDR, Inc.
2.10%, 08/01/2032	330,000	315,990
3.20%, 01/15/2030	500,000	533,785
Ventas Realty LP
3.75%, 05/01/2024	300,000	316,909
3.85%, 04/01/2027	203,000	222,463
Welltower, Inc.
3.10%, 01/15/2030	330,000	347,095
4.25%, 04/01/2026	250,000	276,443
WP Carey, Inc. 2.25%, 04/01/2033	545,000	518,445

		14,839,321

Food & Staples Retailing - 0.4%
7-Eleven, Inc.
1.30%, 02/10/2028 (B)	221,000	210,641
2.50%, 02/10/2041 (B)	225,000	208,880
Alimentation Couche-Tard, Inc.
3.44%, 05/13/2041 (B) (G)	370,000	381,319
3.63%, 05/13/2051 (B) (G)	410,000	436,174
3.80%, 01/25/2050 (B)	445,000	482,398
CK Hutchison International 16 Ltd. 2.75%, 10/03/2026 (B)	350,000	366,124
CK Hutchison International 19 Ltd. 3.63%, 04/11/2029 (B)	285,000	310,848
CVS Pass-Through Trust
4.70%, 01/10/2036 (B)	454,449	515,460
5.77%, 01/10/2033 (B)	132,563	158,435
5.93%, 01/10/2034 (B)	472,165	567,866
Kroger Co. 8.00%, 09/15/2029	175,000	241,956

		3,880,101

Food Products - 0.2%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	635,000	640,038
Campbell Soup Co. 3.13%, 04/24/2050	188,000	186,344
Conagra Brands, Inc. 5.30%, 11/01/2038	130,000	164,659
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	288,000	317,162
Smithfield Foods, Inc. 3.00%, 10/15/2030 (B)	700,000	700,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Tyson Foods, Inc. 4.88%, 08/15/2034	$ 100,000	$ 122,445

		2,131,219

Gas Utilities - 0.2%
Atmos Energy Corp.
0.63%, 03/09/2023	165,000	164,928
4.13%, 03/15/2049	570,000	684,229
Boston Gas Co. 4.49%, 02/15/2042 (B)	330,000	381,978
Southern Co. Gas Capital Corp.
3.25%, 06/15/2026	85,000	90,502
5.88%, 03/15/2041	109,000	149,716

		1,471,353

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 4.00%, 03/01/2029	998,000	1,122,147
DH Europe Finance II SARL 3.25%, 11/15/2039	134,000	143,060
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	136,000	141,157

		1,406,364

Health Care Providers & Services - 1.2%
Advocate Health & Hospitals Corp. 2.21%, 06/15/2030	310,000	310,324
Aetna, Inc.
4.50%, 05/15/2042	153,000	182,769
6.75%, 12/15/2037	305,000	445,931
Anthem, Inc.
4.10%, 03/01/2028	425,000	478,591
4.38%, 12/01/2047	110,000	135,313
Bon Secours Mercy Health, Inc. 3.21%, 06/01/2050	345,000	368,026
Children’s Hospital 2.93%, 07/15/2050	340,000	338,409
Children’s Hospital Corp. 2.59%, 02/01/2050	300,000	294,863
Cigna Corp. 4.50%, 02/25/2026	367,000	408,889
CommonSpirit Health
1.55%, 10/01/2025	240,000	239,353
2.78%, 10/01/2030	240,000	245,314
Cottage Health Obligated Group 3.30%, 11/01/2049	360,000	393,082
CVS Health Corp. 5.05%, 03/25/2048	1,125,000	1,478,300
Hartford HealthCare Corp. 3.45%, 07/01/2054	780,000	826,562
HCA, Inc.
3.50%, 07/15/2051	380,000	384,806
5.13%, 06/15/2039	420,000	519,642
5.25%, 06/15/2026	500,000	567,055
Mayo Clinic 4.13%, 11/15/2052	198,000	256,893
Memorial Health Services 3.45%, 11/01/2049	720,000	813,021
NYU Langone Hospitals 3.38%, 07/01/2055	300,000	318,125

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	$ 168,000	$ 176,494
Texas Health Resources 4.33%, 11/15/2055	175,000	230,160
UnitedHealth Group, Inc. 4.63%, 07/15/2035	234,000	289,542
Universal Health Services, Inc. 2.65%, 10/15/2030 - 01/15/2032 (B)	675,000	666,215
Yale-New Haven Health Services Corp. 2.50%, 07/01/2050	390,000	371,629

		10,739,308

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp. 4.70%, 12/09/2035	465,000	572,584
Starbucks Corp. 2.55%, 11/15/2030	390,000	399,120

		971,704

Household Durables - 0.0% (H)
Lennar Corp. 4.50%, 04/30/2024	155,000	165,656

Independent Power & Renewable Electricity Producers - 0.0% (H)
Alexander Funding Trust 1.84%, 11/15/2023 (B)	400,000	406,237

Industrial Conglomerates - 0.0% (H)
Roper Technologies, Inc. 2.00%, 06/30/2030	280,000	271,807

Insurance - 1.4%
AIA Group Ltd.
3.20%, 09/16/2040 (B)	200,000	204,060
3.60%, 04/09/2029 (B) (G)	200,000	217,797
3.90%, 04/06/2028 (B)	335,000	368,705
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	400,000	560,460
Assurant, Inc. 4.20%, 09/27/2023	425,000	449,805
Athene Global Funding
0.95%, 01/08/2024 (B)	185,000	184,826
1.45%, 01/08/2026 (B)	215,000	213,030
2.50%, 01/14/2025 (B)	52,000	53,614
2.95%, 11/12/2026 (B) (G)	1,340,000	1,406,862
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	268,000	330,821
Brown & Brown, Inc. 2.38%, 03/15/2031	820,000	810,218
Dai-ichi Life Insurance Co. Ltd. Fixed until 07/24/2026 (I), 4.00% (A) (B)	421,000	449,944
F&G Global Funding 1.75%, 06/30/2026 (B)	300,000	299,239
Hanover Insurance Group, Inc. 2.50%, 09/01/2030	250,000	249,815
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	360,000	425,938
Intact US Holdings, Inc. 4.60%, 11/09/2022	500,000	518,187
Jackson National Life Global Funding 3.05%, 04/29/2026 (B)	303,000	321,349

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (B)	$ 300,000	$ 339,366
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (B)	200,000	243,715
Lincoln National Corp. 4.00%, 09/01/2023	300,000	317,685
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	350,000	380,469
MassMutual Global Funding II 2.75%, 06/22/2024 (B)	400,000	418,291
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (B)	350,000	372,333
New York Life Global Funding 2.35%, 07/14/2026 (B)	226,000	234,151
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	330,000	423,926
Northwestern Mutual Global Funding 1.70%, 06/01/2028 (B)	320,000	316,538
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	198,000	228,783
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,097,421
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (A), 09/14/2077 (B)	250,000	270,625
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	260,000	318,287
Travelers Property Casualty Corp. 7.75%, 04/15/2026	200,000	251,959

		12,278,219

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.88%, 08/22/2037	500,000	587,378

IT Services - 0.2%
CGI, Inc.
1.45%, 09/14/2026 (B)	340,000	332,841
2.30%, 09/14/2031 (B)	609,000	590,052
Fiserv, Inc.
3.20%, 07/01/2026	230,000	244,529
4.40%, 07/01/2049	220,000	265,366
Global Payments, Inc. 4.15%, 08/15/2049	460,000	520,697
Leidos, Inc. 2.30%, 02/15/2031	200,000	192,586

		2,146,071

Leisure Products - 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	535,000	587,867

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.00%, 10/15/2031 (G)	555,000	543,488
2.95%, 09/19/2026	161,000	171,460

		714,948

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Machinery - 0.2%
nVent Finance SARL 4.55%, 04/15/2028	$ 337,000	$ 370,972
Otis Worldwide Corp. 2.57%, 02/15/2030	775,000	790,812
Xylem, Inc. 2.25%, 01/30/2031	235,000	235,019

		1,396,803

Media - 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.70%, 04/01/2051	375,000	367,822
4.80%, 03/01/2050	315,000	357,652
5.05%, 03/30/2029	400,000	466,628
6.83%, 10/23/2055	150,000	222,336
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	432,434
Comcast Corp.
2.89%, 11/01/2051 (B)	533,000	517,795
2.94%, 11/01/2056 (B)	283,000	272,485
2.99%, 11/01/2063 (B)	768,000	733,534
3.25%, 11/01/2039	380,000	399,020
3.45%, 02/01/2050	95,000	102,398
3.95%, 10/15/2025	335,000	368,140
Discovery Communications LLC 5.20%, 09/20/2047	335,000	418,519
SES SA 3.60%, 04/04/2023 (B)	100,000	103,434
Time Warner Cable LLC 5.50%, 09/01/2041	400,000	488,645
Time Warner Entertainment Co. LP 8.38%, 07/15/2033	250,000	367,704
ViacomCBS, Inc.
2.90%, 01/15/2027	250,000	262,836
4.00%, 01/15/2026	208,000	227,067
4.85%, 07/01/2042	150,000	179,843
5.85%, 09/01/2043	100,000	135,928

		6,424,220

Metals & Mining - 0.3%
Anglo American Capital PLC
3.63%, 09/11/2024 (B)	200,000	212,438
3.95%, 09/10/2050 (B)	200,000	215,704
Barrick Gold Corp. 6.45%, 10/15/2035	140,000	193,788
Glencore Funding LLC
2.50%, 09/01/2030 (B)	790,000	773,161
2.63%, 09/23/2031 (B)	103,000	100,392
4.13%, 05/30/2023 (B)	234,000	245,578
Steel Dynamics, Inc. 3.45%, 04/15/2030	522,000	561,086
Vale Overseas Ltd. 3.75%, 07/08/2030	475,000	483,289

		2,785,436

Multi-Utilities - 0.3%
Delmarva Power & Light Co.
4.00%, 06/01/2042	294,000	324,978
4.15%, 05/15/2045	270,000	325,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Dominion Energy, Inc. 5.25%, 08/01/2033	$ 500,000	$ 619,249
NiSource, Inc. 5.80%, 02/01/2042	600,000	815,619
San Diego Gas & Electric Co.
6.00%, 06/01/2026	320,000	383,357
6.13%, 09/15/2037	100,000	137,766

		2,606,323

Multiline Retail - 0.2%
Dollar General Corp. 4.13%, 05/01/2028	280,000	316,810
Kohl’s Corp. 3.38%, 05/01/2031 (G)	645,000	654,150
Nordstrom, Inc. 4.25%, 08/01/2031 (G)	481,000	480,832

		1,451,792

Oil, Gas & Consumable Fuels - 2.2%
APT Pipelines Ltd. 4.25%, 07/15/2027 (B)	386,000	431,000
Boardwalk Pipelines LP 4.80%, 05/03/2029	250,000	285,484
BP Capital Markets America, Inc.
2.77%, 11/10/2050	370,000	350,770
2.94%, 06/04/2051	35,000	34,116
3.00%, 03/17/2052	405,000	398,771
BP Capital Markets PLC 3.28%, 09/19/2027	321,000	347,269
Cameron LNG LLC 3.70%, 01/15/2039 (B)	554,000	609,661
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	295,000	337,204
Chevron USA, Inc. 3.25%, 10/15/2029	290,000	317,312
ConocoPhillips 2.40%, 02/15/2031 (B)	255,000	257,954
Diamondback Energy, Inc.
3.25%, 12/01/2026	270,000	285,535
4.75%, 05/31/2025	300,000	332,222
Ecopetrol SA 5.38%, 06/26/2026	135,000	146,000
Enable Midstream Partners LP 4.15%, 09/15/2029	395,000	425,593
Energy Transfer LP
3.90%, 07/15/2026	195,000	210,920
4.75%, 01/15/2026	618,000	684,326
5.50%, 06/01/2027	69,000	79,876
6.05%, 06/01/2041	538,000	673,085
6.10%, 02/15/2042	500,000	617,339
Eni SpA 5.70%, 10/01/2040 (B)	500,000	643,106
Enterprise Products Operating LLC
4.45%, 02/15/2043	161,000	184,324
7.55%, 04/15/2038	161,000	244,878
EQT Corp. 3.90%, 10/01/2027	264,000	281,688
Exxon Mobil Corp.
3.00%, 08/16/2039	515,000	531,427

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (continued)
4.11%, 03/01/2046	$ 294,000	$ 352,468
Flex Intermediate Holdco LLC
3.36%, 06/30/2031 (B)	310,000	313,904
4.32%, 12/30/2039 (B)	220,000	229,927
Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040 (B)	450,000	442,012
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (B)	250,000	253,966
2.60%, 10/15/2025 (B)	305,000	311,368
3.45%, 10/15/2027 (B)	597,000	625,385
HollyFrontier Corp.
2.63%, 10/01/2023	425,000	437,179
5.88%, 04/01/2026	224,000	255,281
Lundin Energy Finance BV
2.00%, 07/15/2026 (B)	200,000	199,312
3.10%, 07/15/2031 (B)	200,000	201,669
Marathon Petroleum Corp.
4.50%, 05/01/2023	156,000	163,879
4.70%, 05/01/2025	94,000	103,867
NGPL PipeCo LLC 3.25%, 07/15/2031 (B)	335,000	341,189
ONEOK Partners LP 6.65%, 10/01/2036	220,000	294,456
ONEOK, Inc. 2.20%, 09/15/2025	500,000	509,517
Phillips 66 Partners LP
3.15%, 12/15/2029	300,000	313,721
4.90%, 10/01/2046	144,000	181,725
Pioneer Natural Resources Co. 1.90%, 08/15/2030	520,000	493,947
Plains All American Pipeline LP / PAA Finance Corp.
4.30%, 01/31/2043	150,000	154,205
4.65%, 10/15/2025	495,000	543,483
4.70%, 06/15/2044	160,000	173,148
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	200,000	198,824
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	136,000	166,766
8.00%, 03/01/2032	105,000	146,752
Suncor Energy, Inc.
5.95%, 12/01/2034	550,000	713,810
7.88%, 06/15/2026	100,000	123,936
TotalEnergies Capital International SA
2.99%, 06/29/2041	650,000	665,297
3.13%, 05/29/2050	605,000	634,119
3.46%, 07/12/2049	200,000	221,213
Valero Energy Corp.
1.20%, 03/15/2024	430,000	429,113
2.15%, 09/15/2027	390,000	390,706

		19,296,004

Personal Products - 0.1%
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	549,000	573,647

Pharmaceuticals - 0.8%
AstraZeneca PLC 6.45%, 09/15/2037	180,000	267,586

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
4.13%, 06/15/2039	$ 377,000	$ 450,205
4.55%, 02/20/2048	370,000	483,871
5.00%, 08/15/2045	114,000	155,116
Mylan, Inc. 5.40%, 11/29/2043	100,000	124,650
Royalty Pharma PLC
0.75%, 09/02/2023	465,000	464,056
1.20%, 09/02/2025	460,000	453,297
1.75%, 09/02/2027	460,000	451,295
3.55%, 09/02/2050	390,000	387,124
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	778,000	828,066
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/2040	885,000	900,388
3.18%, 07/09/2050	415,000	423,794
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	185,000	201,239
Viatris, Inc. 2.30%, 06/22/2027	1,260,000	1,272,601
Zoetis, Inc. 2.00%, 05/15/2030	410,000	402,429

		7,265,717

Professional Services - 0.1%
IHS Markit Ltd. 4.25%, 05/01/2029	519,000	590,992

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (B)	314,000	316,534
3.88%, 03/20/2027 (B)	325,000	357,359

		673,893

Road & Rail - 0.9%
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (B)	250,000	247,189
2.53%, 11/18/2027 (B)	2,259,000	2,214,111
2.88%, 02/15/2025 (B)	150,000	153,831
3.63%, 05/01/2022 (B)	215,000	217,370
4.25%, 04/15/2026 (B)	280,000	300,973
4.38%, 05/01/2026 (B)	510,000	550,187
5.25%, 05/15/2024 (B)	555,000	601,348
5.50%, 01/15/2026 (B)	890,000	996,983
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	233,000	266,679
5.75%, 05/01/2040	300,000	420,394
7.29%, 06/01/2036	90,000	135,532
CSX Corp.
4.75%, 11/15/2048	215,000	282,975
6.00%, 10/01/2036	340,000	462,843
Kansas City Southern 4.70%, 05/01/2048	316,000	400,618
Norfolk Southern Corp. 3.85%, 01/15/2024	266,000	280,985
Park Aerospace Holdings Ltd.
4.50%, 03/15/2023 (B)	95,000	98,894
5.50%, 02/15/2024 (B)	42,000	45,494

		7,676,406

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc. 2.80%, 10/01/2041	$ 367,000	$ 372,943
Broadcom, Inc.
1.95%, 02/15/2028 (B)	1,000,000	979,756
3.14%, 11/15/2035 (B)	356,000	350,794
3.19%, 11/15/2036 (B)	925,000	910,506
4.11%, 09/15/2028	541,000	597,515
Microchip Technology, Inc.
0.97%, 02/15/2024 (B)	530,000	527,181
0.98%, 09/01/2024 (B)	615,000	608,626
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/2031 (B)	570,000	567,954
3.25%, 05/11/2041 (B)	585,000	596,797
Xilinx, Inc. 2.38%, 06/01/2030	360,000	364,046

		5,876,118

Software - 0.3%
Citrix Systems, Inc. 1.25%, 03/01/2026	150,000	146,050
Microsoft Corp.
2.92%, 03/17/2052	307,000	324,745
3.04%, 03/17/2062	183,000	196,636
Oracle Corp. 2.30%, 03/25/2028	690,000	700,476
VMware, Inc.
1.40%, 08/15/2026	679,000	668,936
4.65%, 05/15/2027	220,000	249,339

		2,286,182

Specialty Retail - 0.1%
AutoZone, Inc. 1.65%, 01/15/2031	350,000	330,840
Lowe’s Cos., Inc. 3.65%, 04/05/2029	472,000	521,395
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	247,000	271,219

		1,123,454

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
3.45%, 02/09/2045	528,000	591,364
3.75%, 09/12/2047	500,000	590,953
3.85%, 08/04/2046	207,000	246,422
4.65%, 02/23/2046	119,000	157,094
Dell International LLC / EMC Corp.
5.45%, 06/15/2023	250,000	266,238
6.02%, 06/15/2026	793,000	934,543
HP, Inc. 3.00%, 06/17/2027	335,000	354,101

		3,140,715

Tobacco - 0.2%
Altria Group, Inc. 2.45%, 02/04/2032	665,000	631,461
BAT Capital Corp.
2.26%, 03/25/2028	290,000	284,829
3.73%, 09/25/2040	195,000	189,321
3.98%, 09/25/2050	300,000	292,626
4.39%, 08/15/2037	150,000	160,163
4.54%, 08/15/2047	290,000	303,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
BAT International Finance PLC 1.67%, 03/25/2026	$ 215,000	$ 212,648

		2,074,635

Trading Companies & Distributors - 0.4%
Air Lease Corp.
3.25%, 03/01/2025 - 10/01/2029	1,153,000	1,200,762
3.38%, 07/01/2025	950,000	1,001,229
BOC Aviation Ltd.
2.75%, 09/18/2022 (B)	270,000	273,152
3.50%, 10/10/2024 (B)	200,000	210,630
International Lease Finance Corp.
5.88%, 08/15/2022	154,000	160,373
8.63%, 01/15/2022	700,000	711,185
WW Grainger, Inc. 4.60%, 06/15/2045	198,000	259,445

		3,816,776

Transportation Infrastructure - 0.1%
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	203,100
Penske Truck Leasing Co. LP / PTL Finance Corp. 4.13%, 08/01/2023 (B)	233,000	245,173

		448,273

Water Utilities - 0.1%
American Water Capital Corp.
3.85%, 03/01/2024	300,000	318,336
4.00%, 12/01/2046	172,000	203,021

		521,357

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV
3.13%, 07/16/2022	236,000	239,959
4.38%, 04/22/2049 (G)	251,000	311,534
T-Mobile USA, Inc.
2.05%, 02/15/2028	1,150,000	1,140,912
3.00%, 02/15/2041	310,000	297,827
3.75%, 04/15/2027	1,210,000	1,313,046
Vodafone Group PLC
4.88%, 06/19/2049	545,000	679,085
5.25%, 05/30/2048	260,000	342,265

		4,324,628

Total Corporate Debt Securities (Cost $256,520,545)		270,357,680

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Chile - 0.0% (H)
Chile Government International Bond 2.55%, 01/27/2032	218,000	215,447

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	300,000	313,314
5.00%, 06/15/2045	200,000	196,920
7.38%, 09/18/2037	200,000	247,378

		757,612

Mexico - 0.5%
Mexico Government International Bond
2.66%, 05/24/2031	467,000	450,552

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
3.75%, 01/11/2028	$ 1,042,000	$ 1,128,059
3.77%, 05/24/2061	345,000	318,438
4.13%, 01/21/2026	615,000	679,729
4.35%, 01/15/2047 (G)	183,000	188,607
4.60%, 02/10/2048	200,000	212,438
4.75%, 03/08/2044	190,000	208,179
5.75%, 10/12/2110	550,000	635,388

		3,821,390

Panama - 0.0% (H)
Panama Government International Bond 4.50%, 04/16/2050	200,000	220,614

Saudi Arabia - 0.0% (H)
Saudi Arabia Government International Bond 2.25%, 02/02/2033 (B)	272,000	262,432

Total Foreign Government Obligations (Cost $5,157,540)		5,277,495

MORTGAGE-BACKED SECURITIES - 7.1%
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75% (A), 12/25/2035 (B)	771	818
Banc of America Funding Trust Series 2004-3, Class 1A1, 5.50%, 10/25/2034	34,852	35,792
Banc of America Mortgage Trust Series 2003-C, Class 3A1, 2.37% (A), 04/25/2033	25,146	25,867
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (B)	1,500,000	1,566,229
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
2.14% (A), 07/25/2033	16,477	17,104
Series 2004-2, Class 14A,
2.69% (A), 05/25/2034	13,574	13,546
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (A), 06/11/2041 (B)	3,355	4
BVRT Financing Trust Series 2020-3F, Class A, 1-Month LIBOR + 3.00%, 3.08% (A), 11/10/2022 (B) (C) (D)	1,006,112	1,006,112
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
2.36% (A), 02/25/2037	203,268	206,667
Series 2007-A1, Class 2A1,
2.41% (A), 02/25/2037	42,092	42,843
Series 2007-A1, Class 7A1,
2.80% (A), 02/25/2037	25,796	26,771
Series 2007-A1, Class 9A1,
2.77% (A), 02/25/2037	15,824	16,206
Series 2007-A2, Class 1A1,
2.28% (A), 06/25/2035	7,265	7,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust (continued)
Series 2007-A2, Class 2A1,
2.40% (A), 06/25/2035	$ 70,464	$ 71,762
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	69,145	70,860
Series 2004-3, Class A4,
5.75%, 04/25/2034	103,718	106,743
Series 2004-5, Class 1A4,
5.50%, 06/25/2034	86,419	89,227
Series 2004-8, Class 2A1,
4.50%, 06/25/2019 (C)	259	274
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 2.24% (A), 09/25/2033	17,527	18,444
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4,
5.25%, 09/25/2033	27,089	27,804
Series 2005-2, Class 2A11,
5.50%, 05/25/2035	65,845	68,213
Series 2009-10, Class 1A1,
2.51% (A), 09/25/2033 (B)	65,362	66,073
COMM Mortgage Trust
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	562,000	607,003
Series 2018-HOME, Class A,
3.82% (A), 04/10/2033 (B)	2,410,000	2,632,540
COMM Mortgage Trust, Interest Only STRIPS Series 2012-CR2, Class XA, 1.61% (A), 08/15/2045	1,641,867	7,017
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	23,609	24,221
Series 2003-AR15, Class 3A1,
2.30% (A), 06/25/2033	43,581	45,453
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	13,645	12,563
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	34,822	35,348
Series 2003-29, Class 5A1,
7.00%, 12/25/2033	36,092	37,255
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	53,241	55,975
Series 2004-8, Class 1A4,
5.50%, 12/25/2034	101,404	103,961
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	469,797
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.33% (A), 02/25/2020	6,681	6,644
FMC GMSR Issuer Trust
3.69%, 02/25/2024	2,835,000	2,842,087

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
FMC GMSR Issuer Trust (continued)
Series 2020-GT1, Class A,
4.45% (A), 01/25/2026 (B)	$ 1,700,000	$ 1,709,843
Series 2021-GT1, Class A,
3.62% (A), 07/25/2026 (B)	1,700,000	1,704,678
Series 2021-GT2, Class A,
3.85% (A), 10/25/2026 (B)	1,440,000	1,438,953
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 0.44% (A), 09/25/2035 (B)	539,493	465,506
GSMPS Mortgage Loan Trust, Interest Only STRIPS Series 2005-RP3, Class 1AS, 4.20% (A), 09/25/2035 (B)	404,619	42,665
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4,
5.25%, 06/25/2033	164,582	170,817
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	83,589	85,765
Series 2005-5F, Class 8A3,
1-Month LIBOR + 0.50%, 0.59% (A), 06/25/2035	6,161	6,033
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (A), 11/25/2024 (B)	1,980,000	1,978,492
Series 2018-RPL1, Class A,
3.88% (A), 08/25/2024 (B)	2,410,000	2,410,898
Impac CMB Trust Series 2005-4, Class 2A1, 1-Month LIBOR + 0.30%, 0.69% (A), 05/25/2035	84,434	83,886
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 08/25/2033	28,760	28,137
Impac Secured Assets Trust Series 2006-1, Class 2A1, 1-Month LIBOR + 0.70%, 0.79% (A), 05/25/2036	58,595	59,108
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	1,590,000	1,656,393
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-CB15, Class X1, 0.18% (A), 06/12/2043	1,692,785	35
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1,
2.30% (A), 07/25/2034	3,303	3,429
Series 2004-A4, Class 1A1,
2.24% (A), 09/25/2034	8,359	8,247
Series 2004-S1, Class 1A7,
5.00%, 09/25/2034	1,564	1,635
Series 2005-A1, Class 3A4,
2.61% (A), 02/25/2035	37,244	37,030
Series 2006-A2, Class 5A3,
2.31% (A), 11/25/2033	73,294	74,319
Series 2006-A3, Class 6A1,
2.58% (A), 08/25/2034	9,130	9,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class XCL, 0.37% (A), 02/15/2041 (B)	$ 911,815	$ 947
LHOME Mortgage Trust
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (B)	2,210,000	2,220,913
Series 2021-RTL1, Class A1,
2.09% (A), 09/25/2026 (B)	810,000	808,186
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
2.62% (A), 04/21/2034	89,527	90,114
Series 2004-13, Class 3A7,
2.72% (A), 11/21/2034	60,392	61,295
MASTR Alternative Loan Trust Series 2003-9, Class 2A1, 6.00%, 12/25/2033	10,633	11,107
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	137,118	141,531
Series 2004-P7, Class A6,
5.50%, 12/27/2033 (B)	15,611	15,429
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (B)	6,225	5,185
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A,
2.40% (A), 07/25/2033	28,610	28,603
Series 2003-A5, Class 2A6,
2.02% (A), 08/25/2033	13,974	14,086
Series 2004-1, Class 2A1,
2.05% (A), 12/25/2034	71,800	73,210
Series 2004-A4, Class A2,
2.62% (A), 08/25/2034	32,560	33,169
Series 2004-D, Class A2,
6-Month LIBOR + 0.72%, 0.87% (A), 09/25/2029	57,694	56,443
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 1.16% (A), 12/12/2049 (B) (J)	6,310	0
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.24% (A), 12/15/2043 (B)	271,714	185
Series 2006-T21, Class X,
0.07% (A), 10/12/2052 (B)	3,241,957	681
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.64% (A), 04/25/2034	87,795	92,831
MRCD Mortgage Trust Series 2019-PARK, Class D, 2.72%, 12/15/2036 (B)	1,443,000	1,426,521
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24% (A), 09/27/2060 (B)	1,763,688	1,759,397
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	27,970	29,196

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust, Principal Only STRIPS Series 2004-CL1, Class 1, Zero Coupon, 02/25/2034	$ 2,065	$ 1,727
PRPM LLC
Series 2021-1, Class A1,
2.12% (A), 01/25/2026 (B)	1,515,351	1,512,249
Series 2021-3, Class A1,
1.87% (A), 04/25/2026 (B)	908,134	909,054
RAMP Trust Series 2004-SL2, Class A3, 7.00%, 10/25/2031	64,882	68,289
RBSSP Resecuritization Trust Series 2009-1, Class 1A1, 6.50% (A), 02/26/2036 (B)	3,104	3,105
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C,
3.50%, 06/25/2057	1,772,351	1,875,350
Series 2018-2, Class M55D,
4.00%, 11/25/2057	2,436,009	2,612,398
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,899,091	2,006,316
Series 2019-3, Class MB,
3.50%, 10/25/2058	950,973	1,073,046
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,361,737	1,470,437
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.69% (A), 12/20/2034	117,727	121,430
Series 2004-11, Class A3,
1-Month LIBOR + 0.60%, 0.69% (A), 12/20/2034	13,517	13,506
Series 2004-12, Class A3,
6-Month LIBOR + 0.32%, 0.48% (A), 01/20/2035	58,399	57,072
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 07/15/2041 (B)	1,620,000	1,671,708
Structured Asset Mortgage Investments II Trust Series 2004-AR5, Class 1A1, 1-Month LIBOR + 0.66%, 0.74% (A), 10/19/2034	135,694	134,279
Structured Asset Securities Corp.
Series 2003-37A, Class 2A,
2.07% (A), 12/25/2033	35,227	36,319
Series 2004-4XS, Class 1A5,
5.13% (A), 02/25/2034	180,600	186,358
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 0.73% (A), 09/25/2043	55,011	56,269
Series 2004-1, Class II2A,
1.24% (A), 03/25/2044	20,666	20,770
Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72% (A), 09/25/2022	1,460,068	1,466,793
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92% (A), 11/30/2060 (B)	2,357,496	2,383,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	$ 1,000,000	$ 1,003,869
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 05/10/2063	650,000	656,329
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.27% (A), 05/10/2063 (B)	3,901,090	18,259
V.M. Jog Engineering Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 4.82%, 12/15/2021	1,140,000	1,140,000
Vericrest Opportunity Loan Transferee Series 2021-NPL4, Class A1, 2.24% (A), 03/27/2051 (B)	547,858	546,039
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	1,000,000	1,018,866
VOLT C LLC Series 2021-NPL9, Class A1, 1.99% (A), 05/25/2051 (B)	937,386	934,646
VOLT CI LLC Series 2021-NP10, Class A1, 1.99% (A), 05/25/2051 (B)	925,195	923,583
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89% (A), 02/27/2051 (B)	2,179,088	2,173,756
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24% (A), 02/27/2051 (B)	1,523,915	1,521,312
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24% (A), 04/25/2051 (B)	1,373,594	1,369,640
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (A), 03/15/2045 (B)	470,288	5
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1,
2.56% (A), 06/25/2033	92,752	92,309
Series 2003-AR7, Class A7,
2.36% (A), 08/25/2033	38,015	37,896
Series 2003-AR8, Class A,
2.67% (A), 08/25/2033	14,057	14,582
Series 2003-AR9, Class 1A6,
2.51% (A), 09/25/2033	71,235	71,446
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	111,457	114,358
Series 2003-S4, Class 2A10,
(2.75) * 1-Month LIBOR + 17.46%, 17.22% (A), 06/25/2033	3,310	3,803
Series 2003-S9, Class A8,
5.25%, 10/25/2033	46,179	47,656
Series 2004-AR3, Class A1,
2.58% (A), 06/25/2034	8,293	8,572

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2004-AR3, Class A2,
2.58% (A), 06/25/2034	$ 85,301	$ 87,965
Series 2004-S2, Class 2A4,
5.50%, 06/25/2034	60,718	62,501
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 07/25/2033	31,648	34,149
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,915,000	2,008,532
Wells Fargo Mortgage-Backed Securities Trust Series 2004-U, Class A1, 2.80% (A), 10/25/2034	150,180	149,655
ZH Trust Series 2021-1, Class A, 2.25%, 02/18/2027 (B)	800,000	799,204

Total Mortgage-Backed Securities (Cost $61,406,803)		61,727,759

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.2%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	520,000	826,466
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Series N, 3.71%, 05/15/2120	820,000	910,711

		1,737,177

New York - 0.3%
New York State Dormitory Authority, Revenue Bonds, Series D, 5.60%, 03/15/2040	280,000	379,781
Port Authority of New York & New Jersey, Revenue Bonds,
4.46%, 10/01/2062	800,000	1,096,323
5.65%, 11/01/2040	655,000	920,715

		2,396,819

Ohio - 0.3%
American Municipal Power, Inc., Revenue Bonds, Series B, 7.50%, 02/15/2050	640,000	1,058,445
Ohio State University, Revenue Bonds, Series A, 4.80%, 06/01/2111	1,370,000	2,095,726

		3,154,171

Total Municipal Government Obligations (Cost $5,232,494)		7,288,167

U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.5%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.55%, 1.78% (A), 05/01/2037	49,010	51,023

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6-Month LIBOR + 1.70%, 1.83% (A), 10/01/2036	$ 12,727	$ 12,915
12-Month LIBOR + 1.67%, 1.97% (A), 12/01/2036	83,524	88,166
12-Month LIBOR + 1.58%, 2.00% (A), 12/01/2036	68,603	72,253
12-Month LIBOR + 1.77%, 2.01% (A), 09/01/2037	11,020	11,235
12-Month LIBOR + 1.64%, 2.02% (A), 11/01/2036	23,550	24,581
12-Month LIBOR + 1.70%, 2.07% (A), 02/01/2037	20,677	21,839
12-Month LIBOR + 1.89%, 2.22% (A), 05/01/2038	4,554	4,636
6-Month LIBOR + 2.01%, 2.23% (A), 05/01/2037	17,112	18,024
12-Month LIBOR + 1.91%, 2.29% (A), 04/01/2037	1,249	1,249
1-Year CMT + 2.25%, 2.32% (A), 07/01/2036	102,856	109,830
1-Year CMT + 2.24%, 2.35% (A), 11/01/2036	66,890	70,181
12-Month LIBOR + 1.98%, 2.35% (A), 04/01/2037	16,050	16,088
1-Year CMT + 2.25%, 2.35% (A), 02/01/2036	119,651	125,800
1-Year CMT + 2.36%, 2.36% (A), 10/01/2037	5,521	5,529
1-Year CMT + 2.25%, 2.38% (A), 01/01/2035	167,197	177,925
12-Month LIBOR + 2.18%, 2.43% (A), 05/01/2037	84,566	90,705
12-Month LIBOR + 2.06%, 2.43% (A), 05/01/2037	16,688	16,883
12-Month LIBOR + 2.00%, 2.44% (A), 11/01/2036	6,119	6,150
1-Year CMT + 2.43%, 2.50% (A), 12/01/2031	166,519	166,577
12-Month LIBOR + 2.33%, 2.61% (A), 05/01/2036	10,763	11,405
1-Year CMT + 2.65%, 2.78% (A), 10/01/2037	59,523	59,698
12-Month LIBOR + 2.47%, 2.79% (A), 03/01/2036	37,472	40,042
3.50%, 06/01/2042 - 07/15/2042	1,227,505	1,317,693
4.00%, 04/01/2043 - 09/01/2049	3,410,248	3,719,703
4.50%, 05/01/2041 - 07/01/2047	5,590,681	6,214,074
5.00%, 08/01/2040	143,962	164,866
5.50%, 05/01/2023 - 12/01/2035	241,007	252,287
6.00%, 12/01/2036 - 06/01/2037	141,792	160,423
6.50%, 05/01/2035 - 03/01/2038	591,594	682,670
7.50%, 02/01/2038 - 09/01/2038	28,704	32,882
10.00%, 03/17/2026 - 10/01/2030	3,140	3,388
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 12/25/2022	1,327,536	1,348,489
2.72%, 07/25/2026	1,456,000	1,522,999

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
2.74%, 09/25/2025	$ 1,000,000	$ 1,051,058
2.81%, 09/25/2024	4,140,000	4,320,940
2.84%, 09/25/2022	211,366	214,109
2.93%, 01/25/2023	544,077	556,901
3.21% (A), 04/25/2028	970,000	1,063,625
3.24%, 04/25/2027	1,097,000	1,199,341
3.30% (A), 11/25/2027	965,000	1,064,780
3.33%, 05/25/2027	590,000	646,803
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.25%, 0.34% (A), 08/15/2023	32,307	32,321
1-Month LIBOR + 0.30%, 0.39% (A), 03/15/2036	19,405	19,506
1-Month LIBOR + 0.40%, 0.49% (A), 07/15/2037	260,181	260,207
1-Month LIBOR + 1.20%, 1.29% (A), 07/15/2039	10,503	10,717
4.00%, 11/15/2041 - 07/15/2042	2,700,977	3,104,852
4.50%, 06/15/2025	649,615	682,544
5.00%, 07/15/2033 - 07/15/2041	8,428,447	9,601,817
5.30%, 01/15/2033	218,965	248,717
5.50%, 02/15/2022 - 01/15/2039	1,337,291	1,525,046
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	250,992	270,027
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	232,942	251,439
5.70% (A), 10/15/2038	114,193	130,361
6.00%, 05/15/2034 - 06/15/2038	917,403	1,067,847
6.25%, 10/15/2023	32,935	34,390
6.50%, 02/15/2026 - 06/15/2032	407,907	455,731
7.00%, 12/15/2036	243,475	290,594
7.44% (A), 11/15/2046	342,467	403,067
7.50%, 11/15/2036 - 12/15/2036	285,513	345,794
(7.27) * 1-Month LIBOR + 48.00%, 8.00% (A), 06/15/2035	10,150	11,659
(1.50) * 1-Month LIBOR + 9.08%, 8.95% (A), 11/15/2033	20,998	22,030
(1.83) * 1-Month LIBOR + 14.85%, 14.68% (A), 06/15/2033	16,587	20,856
(3.33) * 1-Month LIBOR + 17.50%, 17.20% (A), 02/15/2040	221,590	295,871
(2.50) * 1-Month LIBOR + 17.45%, 17.22% (A), 02/15/2038	7,334	9,457
(3.00) * 1-Month LIBOR + 20.22%, 19.95% (A), 07/15/2035	19,543	26,776
(2.60) * 1-Month LIBOR + 20.93%, 20.70% (A), 08/15/2031	22,289	30,837
(4.00) * 1-Month LIBOR + 22.00%, 21.64% (A), 05/15/2035	27,737	38,159
(4.50) * 1-Month LIBOR + 24.75%, 24.34% (A), 06/15/2035	42,137	69,529
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.63% (A), 01/15/2040	213,928	9,471
4.50%, 12/15/2024 (J)	11	0
5.00%, 10/15/2039 - 08/15/2040	317,543	20,820

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.00%, 5.91% (A), 11/15/2037 - 10/15/2040	$ 325,831	$ 54,139
(1.00) * 1-Month LIBOR + 6.05%, 5.96% (A), 05/15/2038	44,605	3,670
(1.00) * 1-Month LIBOR + 6.10%, 6.01% (A), 05/15/2039	27,943	4,588
(1.00) * 1-Month LIBOR + 6.25%, 6.16% (A), 12/15/2039	112,815	17,607
(1.00) * 1-Month LIBOR + 6.34%, 6.25% (A), 12/15/2039	300,011	40,928
(1.00) * 1-Month LIBOR + 6.40%, 6.31% (A), 01/15/2037	26,358	3,215
(1.00) * 1-Month LIBOR + 6.45%, 6.36% (A), 11/15/2037	13,704	2,626
(1.00) * 1-Month LIBOR + 6.80%, 6.71% (A), 09/15/2039	80,231	11,254
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 12/15/2043	2,321,336	2,058,642
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.62% (A), 10/25/2037	242,902	235,725
5.23%, 05/25/2043	625,812	704,630
6.50%, 02/25/2043	218,741	256,732
6.50% (A), 09/25/2043	96,020	117,081
7.00%, 02/25/2043 - 07/25/2043	242,134	288,330
7.50%, 02/25/2042 - 09/25/2043	291,781	346,872
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.70%, 7.61% (A), 08/15/2036	198,921	48,328
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 0.31% (A), 03/25/2045 - 02/25/2046	84,196	84,108
1-Month LIBOR + 0.40%, 0.49% (A), 05/25/2042	144,173	144,020
1-Month LIBOR + 0.55%, 0.64% (A), 08/25/2042	340,759	343,639
0.75%, 09/25/2028	2,895,119	2,814,849
1.00%, 11/25/2033	2,618,619	2,597,538
1-Month LIBOR + 0.93%, 1.02% (A), 11/25/2022	203,806	203,915
6-Month LIBOR + 1.23%, 1.36% (A), 09/01/2036	18,105	18,588
6-Month LIBOR + 1.31%, 1.49% (A), 07/01/2037	40,298	41,594
6-Month LIBOR + 1.46%, 1.59% (A), 02/01/2037	6,072	6,204
6-Month LIBOR + 1.48%, 1.61% (A), 02/01/2037	36,187	37,566
12-Month LIBOR + 1.35%, 1.66% (A), 11/01/2037	25,038	25,884
12-Month LIBOR + 1.51%, 1.76% (A), 09/01/2037	9,097	9,202
12-Month LIBOR + 1.57%, 1.82% (A), 09/01/2036	57,936	60,236
12-Month LIBOR + 1.66%, 1.91% (A), 07/01/2037	13,508	14,060

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
12-Month LIBOR + 1.65%, 1.95% (A), 05/01/2036	$ 12,957	$ 13,002
12-Month LIBOR + 1.60%, 1.98% (A), 04/01/2037	1,991	2,020
12-Month LIBOR + 1.69%, 2.06% (A), 04/01/2036	18,011	18,789
12-Month LIBOR + 1.82%, 2.07% (A), 09/01/2036	6,289	6,341
12-Month LIBOR + 1.80%, 2.08% (A), 07/01/2037	21,063	21,109
1-Year CMT + 2.03%, 2.10% (A), 11/01/2037	53,556	57,333
12-Month LIBOR + 1.87%, 2.12% (A), 06/01/2036	31,304	33,210
12-Month LIBOR + 1.88%, 2.13% (A), 08/01/2036	3,770	3,801
2.15%, 01/25/2023	845,680	855,801
12-Month LIBOR + 1.77%, 2.16% (A), 10/01/2036	21,959	21,983
12-Month LIBOR + 1.82%, 2.23% (A), 12/01/2036	12,269	12,440
12-Month LIBOR + 1.95%, 2.32% (A), 11/01/2036	864	864
2.38%, 10/01/2026	1,446,717	1,510,999
2.43%, 08/01/2026	1,850,800	1,936,003
2.47% (A), 12/25/2026	410,389	431,355
2.49%, 05/01/2026	958,275	1,005,226
2.61%, 06/01/2026	1,012,000	1,067,096
12-Month LIBOR + 2.37%, 2.62% (A), 08/01/2037	16,701	17,028
2.62%, 11/01/2031	4,165,000	4,461,282
2.63%, 03/01/2026	2,803,730	2,949,129
2.64%, 06/01/2026	2,477,000	2,612,916
2.70%, 07/01/2026	1,232,317	1,303,969
6-Month LIBOR + 2.50%, 2.71% (A), 03/01/2036	94,019	100,510
12-Month LIBOR + 2.38%, 2.73% (A), 03/01/2036	56,046	59,770
2.80%, 01/01/2028	1,118,843	1,193,194
2.90%, 06/25/2027	2,033,803	2,167,993
2.92%, 01/01/2025	2,428,579	2,556,898
2.94% (A), 01/25/2026	3,267,315	3,475,706
2.94%, 12/01/2028	5,000,000	5,421,650
2.98%, 06/01/2027	1,706,872	1,833,572
3.00%, 06/01/2043	754,512	803,864
3.02%, 07/01/2024 - 07/01/2029	7,513,197	8,094,472
3.04%, 06/01/2024	1,674,518	1,756,421
3.06% (A), 05/25/2027 - 03/25/2028	2,763,448	2,993,594
3.07% (A), 06/25/2027	1,625,650	1,759,627
3.08%, 12/01/2024	1,794,393	1,895,506
3.09% (A), 02/25/2030	815,000	896,251
3.09%, 09/01/2029	3,797,000	4,163,282
3.11%, 03/01/2027	1,876,126	2,020,722
3.12% (A), 04/25/2029	1,336,278	1,467,833
3.15%, 04/01/2031	2,629,132	2,835,970
3.24%, 06/01/2026	870,131	938,084
3.29%, 08/01/2026	979,986	1,057,206
3.37% (A), 07/25/2028	2,032,000	2,246,139

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.37%, 05/01/2037	$ 844,499	$ 936,977
3.50%, 04/01/2043 - 03/01/2060	4,470,692	4,829,519
3.76%, 12/01/2035	1,822,423	2,130,191
3.97%, 12/01/2025	390,787	428,064
4.00%, 01/01/2043 - 08/01/2048	3,225,989	3,517,751
4.45%, 07/01/2026	1,255,610	1,415,564
4.55%, 06/25/2043	60,188	65,616
5.00%, 08/01/2024 - 08/01/2040	329,204	373,921
5.50%, 11/01/2032 - 07/01/2037	813,774	936,117
6.00%, 12/01/2021 - 11/01/2037	1,075,059	1,206,959
6.50%, 06/01/2023 - 07/25/2042	756,085	866,285
7.00%, 12/25/2033 - 02/25/2044	797,382	930,626
7.50%, 10/01/2037 - 12/25/2045	442,719	527,195
8.00%, 10/01/2031	27,317	30,041
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 0.29% (A), 06/27/2036	110,249	108,629
1-Month LIBOR + 0.24%, 0.33% (A), 10/25/2046	73,908	73,164
1-Month LIBOR + 0.29%, 0.38% (A), 07/25/2036	71,992	72,279
1-Month LIBOR + 0.40%, 0.49% (A), 06/25/2037	15,627	15,873
1-Month LIBOR + 0.55%, 0.64% (A), 08/25/2041	122,896	124,001
1-Month LIBOR + 0.60%, 0.69% (A), 04/25/2040	98,178	99,007
1.99% (A), 12/25/2039	80,971	84,520
3.00%, 01/25/2046	542,396	576,330
3.50%, 02/25/2043	499,428	523,704
4.50%, 02/25/2039 - 05/25/2041	605,962	671,766
5.11% (A), 01/25/2032 (K)	17,561	18,773
5.50%, 08/25/2025 - 10/25/2040	3,771,748	4,302,630
5.53% (A), 12/25/2042	80,555	88,004
5.75%, 08/25/2034	465,377	502,918
5.83% (A), 05/25/2051	113,136	129,763
6.00%, 03/25/2029 - 12/25/2049	1,156,820	1,297,967
6.01% (A), 06/25/2040	93,397	106,797
6.24% (A), 02/25/2040	103,773	116,951
6.25%, 09/25/2038	15,072	17,353
6.43% (A), 03/25/2040	148,013	166,598
6.50%, 04/18/2028 - 11/25/2041	422,473	487,399
6.75%, 04/25/2037	36,570	39,421
7.00%, 03/25/2038 - 11/25/2041	846,940	1,002,931
7.50%, 05/17/2024	21,172	22,256
8.00%, 02/25/2023	54,108	56,029
(2.00) * 1-Month LIBOR + 12.66%, 12.48% (A), 03/25/2040	109,694	138,671
(2.00) * 1-Month LIBOR + 16.20%, 16.02% (A), 01/25/2034	5,122	5,511
(2.50) * 1-Month LIBOR + 16.88%, 16.65% (A), 08/25/2035 - 10/25/2035	32,217	42,979
(3.33) * 1-Month LIBOR + 17.67%, 17.37% (A), 04/25/2040	110,757	142,977
(2.75) * 1-Month LIBOR + 17.88%, 17.63% (A), 09/25/2024	32,674	36,493

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
(2.75) * 1-Month LIBOR + 19.53%, 19.28% (A), 05/25/2034	$ 64,475	$ 91,979
(2.75) * 1-Month LIBOR + 20.13%, 19.88% (A), 05/25/2035	61,281	73,990
(3.33) * 1-Month LIBOR + 22.67%, 22.37% (A), 04/25/2037	36,249	51,635
(3.67) * 1-Month LIBOR + 24.57%, 24.24% (A), 11/25/2035	34,434	47,767
Federal National Mortgage Association REMIC, Interest Only STRIPS
1.40% (A), 01/25/2038	39,424	1,580
1.61% (A), 04/25/2041	146,829	9,713
(1.00) * 1-Month LIBOR + 4.44%, 4.35% (A), 11/25/2040	283,238	33,432
(1.00) * 1-Month LIBOR + 5.00%, 4.91% (A), 07/25/2040	332,518	44,188
5.00%, 07/25/2039	42,100	6,345
5.50%, 10/25/2039	62,028	10,838
(1.00) * 1-Month LIBOR + 5.90%, 5.81% (A), 10/25/2039	21,207	3,237
(1.00) * 1-Month LIBOR + 6.00%, 5.91% (A), 02/25/2038 - 06/25/2039	359,234	53,752
(1.00) * 1-Month LIBOR + 6.18%, 6.09% (A), 12/25/2039	6,424	983
(1.00) * 1-Month LIBOR + 6.25%, 6.16% (A), 01/25/2040	155,930	27,184
(1.00) * 1-Month LIBOR + 6.35%, 6.26% (A), 12/25/2037	244,762	42,803
(1.00) * 1-Month LIBOR + 6.40%, 6.31% (A), 07/25/2037 - 05/25/2040	420,109	76,552
(1.00) * 1-Month LIBOR + 6.42%, 6.33% (A), 04/25/2040	72,439	11,198
(1.00) * 1-Month LIBOR + 6.45%, 6.36% (A), 10/25/2037 - 12/25/2037	169,169	35,186
(1.00) * 1-Month LIBOR + 6.62%, 6.53% (A), 07/25/2037	80,572	13,846
(1.00) * 1-Month LIBOR + 6.65%, 6.56% (A), 10/25/2026 - 03/25/2039	294,309	34,096
(1.00) * 1-Month LIBOR + 6.70%, 6.61% (A), 03/25/2036	692,689	139,542
(1.00) * 1-Month LIBOR + 6.99%, 6.90% (A), 03/25/2038	74,862	14,806
(1.00) * 1-Month LIBOR + 7.10%, 7.01% (A), 02/25/2040	59,520	9,432
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	1,651,017	1,508,146
Federal National Mortgage Association, Interest Only STRIPS
2.00% (A), 11/25/2033	13,588,739	1,789,542
2.02% (A), 07/25/2030	14,005,559	1,730,978
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	174,444	167,500
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	920,000	984,693
3.67% (A), 01/25/2048 (B)	4,355,000	4,615,964
3.67% (A), 01/25/2048 (B)	1,405,000	1,466,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FREMF Mortgage Trust (continued)
3.83% (A), 11/25/2047 (B)	$ 2,000,000	$ 2,118,289
3.86% (A), 07/25/2049 (B)	750,000	778,907
4.07% (A), 11/25/2047 (B)	853,000	903,429
Government National Mortgage Association
1-Month LIBOR + 0.45%, 0.53% (A), 03/20/2060	8,924	8,949
1-Month LIBOR + 0.47%, 0.55% (A), 05/20/2063	813,502	815,202
1-Month LIBOR + 0.50%, 0.58% (A), 06/20/2067	1,563,020	1,569,749
1-Month LIBOR + 0.52%, 0.60% (A), 10/20/2062	695,810	697,891
1-Month LIBOR + 0.53%, 0.61% (A), 10/20/2062	888,888	898,573
1-Month LIBOR + 0.58%, 0.66% (A), 05/20/2066	427,022	428,104
1-Month LIBOR + 0.60%, 0.68% (A), 11/20/2065	2,244,415	2,262,188
1-Month LIBOR + 0.65%, 0.73% (A), 05/20/2061 - 01/20/2066	4,258,182	4,290,229
1-Month LIBOR + 0.70%, 0.78% (A), 05/20/2061 - 03/20/2066	3,169,423	3,200,263
1-Month LIBOR + 1.00%, 1.08% (A), 12/20/2066	591,279	603,201
1-Year CMT + 1.84%, 1.91% (A), 08/20/2071	1,549,774	1,691,481
2.50%, 08/20/2051 - 10/20/2051	1,037,915	1,067,874
3.50%, 01/20/2051	1,834,855	2,008,484
4.50%, 11/20/2034 - 11/20/2049	2,680,683	2,918,061
5.50%, 01/16/2033 - 09/20/2039	2,199,632	2,413,664
5.75%, 02/20/2036 - 10/20/2037	291,378	321,470
5.83% (A), 10/20/2033	136,719	152,234
6.00%, 11/20/2033 - 08/20/2038	488,938	539,413
6.50%, 01/15/2032 - 12/15/2035	314,241	361,624
7.00%, 09/15/2031 - 10/16/2040	372,329	422,889
(6.25) * 1-Month LIBOR + 44.50%, 7.00% (A), 09/20/2034	6,962	7,458
7.50%, 09/16/2035 - 10/15/2037	73,645	83,894
(2.92) * 1-Month LIBOR + 17.50%, 17.25% (A), 02/20/2034	26,985	33,171
(3.50) * 1-Month LIBOR + 23.28%, 22.98% (A), 04/20/2037	73,868	102,586
Government National Mortgage Association, Interest Only STRIPS
1.68% (A), 06/20/2067	3,530,374	242,890
(1.00) * 1-Month LIBOR + 5.83%, 5.74% (A), 02/20/2038	38,551	4,171
(1.00) * 1-Month LIBOR + 5.90%, 5.81% (A), 09/20/2038	244,419	34,909
(1.00) * 1-Month LIBOR + 5.95%, 5.86% (A), 02/20/2039 - 06/20/2039	94,639	11,944
(1.00) * 1-Month LIBOR + 6.00%, 5.91% (A), 02/20/2038	400,481	56,316
(1.00) * 1-Month LIBOR + 6.04%, 5.95% (A), 02/20/2039	31,191	3,610
(1.00) * 1-Month LIBOR + 6.05%, 5.96% (A), 08/16/2039	147,460	18,572

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.09%, 6.00% (A), 09/20/2039	$ 249,051	$ 43,599
(1.00) * 1-Month LIBOR + 6.10%, 6.01% (A), 11/20/2034 - 07/16/2039	330,616	36,166
(1.00) * 1-Month LIBOR + 6.15%, 6.06% (A), 07/20/2038	276,592	28,834
(1.00) * 1-Month LIBOR + 6.20%, 6.11% (A), 03/20/2037 - 06/20/2038	109,112	14,946
(1.00) * 1-Month LIBOR + 6.40%, 6.31% (A), 12/20/2038 - 11/16/2039	176,410	28,209
(1.00) * 1-Month LIBOR + 6.55%, 6.46% (A), 11/16/2033 - 11/20/2037	65,789	6,369
6.50%, 03/20/2039	23,040	3,963
(1.00) * 1-Month LIBOR + 6.60%, 6.51% (A), 05/20/2041	159,303	19,296
(1.00) * 1-Month LIBOR + 6.68%, 6.59% (A), 07/20/2037	153,541	23,839
(1.00) * 1-Month LIBOR + 6.70%, 6.61% (A), 06/20/2037	287,040	51,663
(1.00) * 1-Month LIBOR + 7.30%, 7.21% (A), 12/20/2038	160,879	22,208
(1.00) * 1-Month LIBOR + 7.60%, 7.51% (A), 09/20/2038	18,799	2,703
(1.00) * 1-Month LIBOR + 7.70%, 7.61% (A), 04/16/2038	17,029	2,582
Government National Mortgage Association, Principal Only STRIPS 08/20/2035 - 12/20/2040	514,255	483,144
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 01/15/2030	2,000,000	1,732,826
Tennessee Valley Authority
4.25%, 09/15/2065	365,000	525,697
4.63%, 09/15/2060	451,000	682,080
5.88%, 04/01/2036	2,565,000	3,751,972
Tennessee Valley Authority, Principal Only STRIPS 11/01/2025 - 05/01/2030	3,300,000	3,023,171
Uniform Mortgage-Backed Security 2.50%, TBA (E)	4,470,000	4,579,829
Vendee Mortgage Trust
6.75%, 06/15/2028	127,072	143,646
7.25%, 02/15/2023	40,679	42,049

Total U.S. Government Agency Obligations (Cost $206,695,361)		213,390,129

U.S. GOVERNMENT OBLIGATIONS - 22.5%
U.S. Treasury - 22.1%
U.S. Treasury Bond
1.25%, 05/15/2050	3,105,000	2,620,693
1.63%, 11/15/2050	4,275,000	3,959,051
1.88%, 02/15/2041 - 02/15/2051	23,385,000	22,945,727
2.00%, 02/15/2050	999,000	1,008,834
2.25%, 05/15/2041 - 08/15/2046	2,720,000	2,837,411
2.38%, 11/15/2049 - 05/15/2051	5,765,000	6,304,475
2.50%, 02/15/2045	2,300,000	2,516,703
2.88%, 08/15/2045 (G)	2,260,000	2,645,083

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.00%, 02/15/2048 (G)	$ 430,000	$ 523,189
3.13%, 02/15/2043 - 05/15/2048 (G)	1,651,000	1,990,024
3.38%, 05/15/2044	3,000,000	3,757,031
3.50%, 02/15/2039	2,900,000	3,622,055
3.63%, 08/15/2043 - 02/15/2044	8,790,000	11,360,268
3.88%, 08/15/2040	1,185,000	1,552,304
U.S. Treasury Bond, Principal Only STRIPS
11/15/2021 - 05/15/2036 (G)	34,960,000	33,813,674
02/15/2022 - 11/15/2041	17,375,000	14,598,153
U.S. Treasury Note
0.38%, 01/31/2026	290,000	281,311
0.50%, 02/28/2026	8,880,000	8,653,491
0.63%, 08/15/2030	690,000	639,786
0.75%, 04/30/2026	220,000	216,287
0.88%, 06/30/2026 - 11/15/2030 (G)	4,328,000	4,152,213
1.25%, 03/31/2028 - 06/30/2028	11,232,000	11,109,660
1.50%, 02/28/2023 - 08/15/2026	5,142,000	5,223,281
1.63%, 02/15/2026 (G)	88,400	90,386
1.63%, 05/15/2031	340,000	342,550
1.75%, 02/28/2022 - 12/31/2026	16,735,000	16,851,929
1.75%, 05/15/2023 - 12/31/2024 (G)	5,114,200	5,226,101
1.88%, 11/30/2021 (G)	2,800,000	2,804,008
1.88%, 08/31/2022 - 08/31/2024	4,398,000	4,468,920
2.00%, 02/15/2023 - 11/15/2026 (G)	1,015,800	1,047,104
2.13%, 06/30/2022 (G)	1,000,000	1,013,359
2.13%, 02/29/2024 - 03/31/2024	1,279,000	1,324,200
2.25%, 11/15/2024 - 02/15/2027 (G)	4,435,000	4,637,426
2.50%, 08/15/2023 - 02/28/2026	2,215,000	2,300,760
2.50%, 05/15/2024 (G)	148,000	154,828
2.75%, 05/31/2023 - 02/15/2024	6,334,000	6,640,340

		193,232,615

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.4%
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	$ 3,513,400	$ 3,545,584

Total U.S. Government Obligations (Cost $191,128,033)		196,778,199

	Shares	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (L)	28,113,808	28,113,808

Total Other Investment Company (Cost $28,113,808)		28,113,808

	Principal	Value
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp., 0.00% (L), dated 10/29/2021, to be repurchased at $47,975,165 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $48,934,680.	$47,975,165	47,975,165

Total Repurchase Agreement (Cost $47,975,165)		47,975,165

Total Investments (Cost $865,985,339)		895,477,410
Net Other Assets (Liabilities) - (2.6)%		(23,110,433)

Net Assets - 100.0%		$872,366,977

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$61,218,897	$3,350,111	$64,569,008
Corporate Debt Securities	—	270,357,680	—	270,357,680
Foreign Government Obligations	—	5,277,495	—	5,277,495
Mortgage-Backed Securities	—	60,721,647	1,006,112	61,727,759
Municipal Government Obligations	—	7,288,167	—	7,288,167
U.S. Government Agency Obligations	—	213,390,129	—	213,390,129
U.S. Government Obligations	—	196,778,199	—	196,778,199
Other Investment Company	28,113,808	—	—	28,113,808
Repurchase Agreement	—	47,975,165	—	47,975,165

Total Investments	$28,113,808	$863,007,379	$4,356,223	$895,477,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (F)	$—	$—	$—	$1,650,849

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $174,938,262, representing 20.1% of the Fund’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the total value of securities is $5,674,596, representing 0.7% of the Fund’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the securities utilized significant unobservable inputs.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $52,824,212, collateralized by cash collateral of $28,113,808 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,793,255. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Rounds to less than $1 or $(1).
(K)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2021; the maturity date disclosed is the ultimate maturity date.
(L)	Rates disclosed reflect the yields at October 31, 2021.
(M)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Broader U.S. equity markets, as measured by the S&P 500® Index, ended the tumultuous year of 2020 on a high note. The year’s final quarter began with concerns about the resurgence of the viral outbreak and increased focus on the upcoming U.S. Presidential Election. However, the discovery of a vaccine led to double digit gains heading into year end.

Equity markets continued to rally during the first quarter of 2021 as every sector ended in the green. and posted solid gains again during the second quarter with major indices reaching new all-time highs. Investors’ sentiment was buoyed by robust economic recovery and encouraging COVID-19 vaccine distribution which enabled the local governments to roll back the lockdown restrictions. The reopening of economies with a quick rebound in economic activity, however, fueled inflation.

Building on the strong performance from the previous quarter, the U.S. equity market continued to rise and reached new all-time highs in July and August. Positive sentiment driven by continued global economic expansion and increasing prospects of additional government spending overcame the negative news flow regarding the rapid spread of the COVID-19 Delta variant. A strong second quarter earnings season also lifted investor spirits during this period. Concerns of peaking rates of economic growth and supply disruptions, however, caused a pullback in the market during September.

Equities rallied in October 2021, as a strong start to the third quarter earnings season propelled equity markets to new highs during the month. Against the backdrop of rising input costs and supply chain issues, corporate earnings held up better than expected. Investor spirits remained high as more than 80% of companies posted earnings beats and remain on track to close yet another strong season. While investors’ focus is moving away from COVID-19 as vaccine coverage picks up across the globe, persisting supply chain constraints and rising inflationary pressures continue to remain potential areas of uncertainty.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Mid Cap Value (Class I2) returned 47.96%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 48.60%.

STRATEGY REVIEW

Transamerica Mid Cap Value underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended October 31, 2021. Stock selection in materials and financials sectors detracted from performance, while stock selection in consumer discretionary and real estate sectors contributed to performance.

Alternatively, Zynga, Inc. (“Zynga”) was a stock specific detractor for the period. While Zynga reported decent second quarter results, meeting revenue & earnings before interest, taxes, depreciation and amortization expectations, and sequentially growing active users, weakness in engagement and a disappointing revenue/user ratio weighed on shares. Additionally, Zynga lowered their forward guidance due to Apple, Inc.’s recent privacy changes, which adversely impacted Zynga’s near-term user acquisition metrics. All things considered, we think the sharp selloff following the second quarter earnings call was an overreaction to what we view as a decent quarter and conservative management guidance. Ultimately, we think that Zynga remains well positioned over the long term with several key drivers including new game launches, increasing international footprint and a vertically integrated ad network, topped off by a disciplined and capable management team.

At the stock specific level, Fifth Third Bancorp (“Fifth Third”) was a top contributor following an impressive earnings report highlighted by increased market share across fee-based products and strength in their commercial loan portfolio. Additionally, Fifth Third’s asset-sensitive business model should benefit from a rise in interest rates, a trend that investors recognized, leading to some multiple expansion off of lows. Still, Fifth Third’s valuation remains attractive with a strong balance sheet and an improving core banking business.

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception	Inception Date
Class I2 (NAV)	47.96%	11.31%	12.84%	11/15/2005
Russell Midcap® Value Index (A)	48.60%	12.30%	13.18%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
COMMON STOCKS - 98.3%
Airlines - 0.5%
Southwest Airlines Co. (A)	12,853	$607,690

Banks - 8.0%
Citizens Financial Group, Inc.	29,862	1,414,861
Fifth Third Bancorp	45,324	1,972,954
Huntington Bancshares, Inc.	124,500	1,959,630
M&T Bank Corp.	11,052	1,625,970
Regions Financial Corp.	67,063	1,588,052
Zions Bancorp NA	15,023	946,299

		9,507,766

Beverages - 1.3%
Constellation Brands, Inc., Class A	4,084	885,452
Keurig Dr. Pepper, Inc.	19,094	689,103

		1,574,555

Building Products - 2.8%
Carlisle Cos., Inc.	7,230	1,611,712
Fortune Brands Home & Security, Inc.	17,043	1,728,160

		3,339,872

Capital Markets - 6.9%
Ameriprise Financial, Inc.	7,743	2,339,393
Northern Trust Corp.	11,845	1,457,409
Raymond James Financial, Inc.	15,312	1,509,610
State Street Corp.	15,319	1,509,687
T. Rowe Price Group, Inc.	6,326	1,371,983

		8,188,082

Chemicals - 1.8%
Celanese Corp.	6,542	1,056,598
RPM International, Inc.	3,131	273,023
Valvoline, Inc.	25,634	870,531

		2,200,152

Communications Equipment - 1.5%
Motorola Solutions, Inc.	7,404	1,840,560

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	3,228	1,268,088

Consumer Finance - 1.0%
Discover Financial Services	10,586	1,199,606

Containers & Packaging - 1.5%
Packaging Corp. of America	6,106	838,781
Silgan Holdings, Inc.	23,464	943,253

		1,782,034

Distributors - 1.8%
Genuine Parts Co.	5,433	712,321
LKQ Corp. (A)	25,392	1,398,591

		2,110,912

Diversified Financial Services - 0.6%
Voya Financial, Inc.	10,126	706,491

Electric Utilities - 3.4%
Edison International	18,157	1,142,620
Entergy Corp.	12,174	1,254,166
Xcel Energy, Inc.	26,261	1,696,198

		4,092,984

Electrical Equipment - 3.6%
Acuity Brands, Inc.	7,510	1,542,779
AMETEK, Inc.	8,622	1,141,553
Hubbell, Inc.	7,982	1,591,372

		4,275,704

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 3.5%
Amphenol Corp., Class A	16,221	$ 1,245,286
CDW Corp.	5,082	948,555
Keysight Technologies, Inc. (A)	3,148	566,703
SYNNEX Corp.	12,931	1,357,755

		4,118,299

Entertainment - 0.8%
Zynga, Inc., Class A (A)	130,991	966,714

Equity Real Estate Investment Trusts - 9.7%
American Homes 4 Rent Trust, Class A	25,799	1,047,439
AvalonBay Communities, Inc.	4,435	1,049,676
Boston Properties, Inc.	8,677	986,054
Brixmor Property Group, Inc.	29,636	694,668
Essex Property Trust, Inc.	2,084	708,414
Federal Realty Investment Trust	4,363	525,087
JBG SMITH Properties	13,657	394,141
Kimco Realty Corp.	35,573	803,950
Mid-America Apartment Communities, Inc.	3,066	626,108
Rayonier, Inc.	26,454	987,528
Regency Centers Corp.	8,225	579,122
Rexford Industrial Realty, Inc.	8,523	572,746
Sun Communities, Inc.	2,967	581,473
Ventas, Inc.	8,254	440,516
Weyerhaeuser Co.	29,659	1,059,419
WP Carey, Inc.	7,757	598,142

		11,654,483

Food & Staples Retailing - 1.2%
Kroger Co.	19,148	766,303
US Foods Holding Corp. (A)	20,308	704,078

		1,470,381

Food Products - 0.8%
Post Holdings, Inc. (A)	8,878	900,939

Gas Utilities - 1.2%
National Fuel Gas Co.	25,504	1,464,695

Health Care Equipment & Supplies - 1.2%
Zimmer Biomet Holdings, Inc.	9,576	1,370,517

Health Care Providers & Services - 4.8%
AmerisourceBergen Corp.	10,859	1,325,015
Henry Schein, Inc. (A)	12,328	941,243
Humana, Inc.	1,419	657,224
Laboratory Corp. of America Holdings (A)	5,941	1,705,186
Universal Health Services, Inc., Class B	8,804	1,092,576

		5,721,244

Hotels, Restaurants & Leisure - 0.9%
Darden Restaurants, Inc.	3,788	546,003
Expedia Group, Inc. (A)	3,491	573,955

		1,119,958

Household Durables - 1.8%
Mohawk Industries, Inc. (A)	5,207	922,732
Newell Brands, Inc.	53,084	1,215,093

		2,137,825

Household Products - 0.4%
Energizer Holdings, Inc.	13,846	504,964

Insurance - 6.0%
Alleghany Corp. (A)	924	601,875
Arch Capital Group Ltd. (A)	13,660	571,261

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	16,843	$ 1,228,360
Lincoln National Corp.	13,063	942,496
Loews Corp.	31,945	1,791,156
Progressive Corp.	7,542	715,585
RenaissanceRe Holdings Ltd.	3,429	486,232
W.R. Berkley Corp.	10,572	841,531

		7,178,496

Interactive Media & Services - 1.0%
IAC / InterActiveCorp (A)	7,828	1,192,752

IT Services - 1.1%
FleetCor Technologies, Inc. (A)	5,064	1,252,884

Machinery - 5.7%
IDEX Corp.	3,978	885,383
ITT, Inc.	14,564	1,370,035
Lincoln Electric Holdings, Inc.	9,132	1,300,397
Middleby Corp. (A)	6,122	1,116,898
Snap-on, Inc.	5,696	1,157,598
Timken Co.	14,206	1,007,916

		6,838,227

Media - 2.7%
Liberty Broadband Corp., Class C (A)	10,637	1,727,981
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	31,211	1,539,326

		3,267,307

Metals & Mining - 0.8%
Freeport-McMoRan, Inc.	26,156	986,604

Multi-Utilities - 3.0%
CMS Energy Corp.	24,861	1,500,361
Sempra Energy	4,714	601,648
WEC Energy Group, Inc.	16,750	1,508,505

		3,610,514

Multiline Retail - 0.7%
Kohl’s Corp.	17,986	872,861

Oil, Gas & Consumable Fuels - 4.6%
Coterra Energy, Inc.	82,342	1,755,531
Diamondback Energy, Inc.	19,241	2,062,443
Williams Cos., Inc.	59,255	1,664,473

		5,482,447

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.5%
Jazz Pharmaceuticals PLC (A)	4,804	$ 639,124

Professional Services - 0.9%
Leidos Holdings, Inc.	11,201	1,119,876

Real Estate Management & Development - 1.0%
CBRE Group, Inc., Class A (A)	11,620	1,209,410

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	6,577	1,141,044

Software - 0.9%
NortonLifeLock, Inc.	42,456	1,080,505

Specialty Retail - 3.4%
AutoZone, Inc. (A)	1,045	1,865,158
Best Buy Co., Inc.	11,462	1,401,115
Gap, Inc.	36,176	820,833

		4,087,106

Textiles, Apparel & Luxury Goods - 2.4%
Carter’s, Inc.	10,059	991,013
Ralph Lauren Corp.	8,596	1,093,153
Tapestry, Inc.	20,531	800,298

		2,884,464

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp.	38,010	614,242

Total Common Stocks (Cost $66,709,756)		117,582,378

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $2,117,232 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $2,159,667.	$2,117,232	2,117,232

Total Repurchase Agreement (Cost $2,117,232)		2,117,232

Total Investments (Cost $68,826,988)		119,699,610
Net Other Assets (Liabilities) - (0.1)%		(62,169)

Net Assets - 100.0%		$119,637,441

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$117,582,378	$—	$—	$117,582,378
Repurchase Agreement	—	2,117,232	—	2,117,232

Total Investments	$117,582,378	$2,117,232	$—	$119,699,610

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2020, positive COVID-19 vaccine developments and the U.S. election outcomes – a Biden victory alongside a potentially divided Congress – bolstered market optimism. Global equities rallied with the S&P 500® Index hitting record highs, credit spreads tightened, the dollar weakened, and oil prices rose.

In the first quarter of 2021, developed market rates rose dramatically and yield curves steepened, contributing to an uptick in market volatility. The broad trend in yields moving higher throughout the first quarter reflected expectations for higher growth and inflation. In the U.S., the 10-year Treasury yield reached levels as high as 1.74%, while other developed market yield movements were more modest. Global equities posted positive gains, bolstered by President Biden’s $1.9 trillion stimulus package. Meanwhile, the Federal Reserve upgraded its growth outlook but signaled no change to policy rates.

Strong momentum in economic growth data – along with vaccine rollouts – in the U.S. and U.K. continued to support risk sentiment in the second quarter of 2021. Global equities rallied – the S&P 500® Index rose 8.5% – credit spreads generally tightened and commodity prices rose. Developed market sovereign yields were mixed, largely due to different paces in recovery across regions: the U.S. 10-year yield fell 27 bps to 1.47%, while rates in the Eurozone largely rose.

Risks materialized in the third quarter of 2021, including earlier-than-anticipated global central bank tightening cycles, the pending resolution of the Evergrande debt situation in China and its broader implications, the sharp rise in energy prices (particularly in Europe), and delayed or lost growth due to COVID-19 Delta variant restrictions. Overall, global equities ended the fiscal year lower, credit spreads modestly widened, and the dollar strengthened relative to developed peers. Sovereign yields broadly rose, remaining at lower levels, and the U.S. 10-year yield, among the highest in developed markets, was little changed.

Over the fiscal year ended October 31, 2021, U.S. Treasuries rose across the middle and long end of the curve while the front end stayed mostly unchanged, causing the curve to steepen. Global yields broadly rose in conjunction with U.S. rates. Within the spread market, corporate credit and mortgage-backed security (“MBS”) spreads narrowed over the period while breakevens widened over increasing inflation concerns. Emerging market currencies also faced bouts of volatility.

PERFORMANCE

For the year ended October 31, 2021, Transamerica Total Return (Class I2) returned 0.08%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -0.48%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2021, overall interest rate strategies were positive for returns. U.S. rates positioning contributed to performance as the Fund was broadly underweight U.S. duration over the year as rates rose. Tactical short exposure to the U.K. also contributed to performance while tactical long exposure to Peruvian interest rates detracted.

Within spread strategies, an underweight in investment grade corporate credit exposure detracted but was more than offset by a contribution from an overweight to high yield corporate credit as corporate spreads broadly narrowed over the fiscal year. An allocation to securitized assets was positive as dynamic exposure to both agency and non-agency MBS boosted relative returns.

Finally, currency strategies were neutral for performance. Positioning in developed market currencies, including a tactical long to the Australian dollar towards the end of the fiscal year, contributed to performance. Tactical allocations in emerging market currencies, including dynamic exposure to a basket of high carry currencies, detracted from performance, specifically long exposure to the Chilean peso.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, swaptions, and futures. The Fund’s overall corporate credit exposure, which was positive for performance, was partially obtained via the use of credit default swaps and swaptions. Currency exposure, which was neutral for performance, was in part implemented through the use of currency forwards.

During the fiscal year, the fund utilized derivatives. These positions added to performance.

Mark R. Kiesel

Scott A. Mather

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2021

Transamerica Total Return

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	37.4%
U.S. Government Obligations	25.8
U.S. Government Agency Obligations	13.8
Asset-Backed Securities	10.6
Mortgage-Backed Securities	10.2
Foreign Government Obligations	7.3
Short-Term U.S. Government Obligations	3.0
Short-Term Foreign Government Obligations	1.3
Municipal Government Obligations	1.0
Other Investment Company	0.8
Repurchase Agreement	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.0 *
Common Stock	0.0 *
U.S. Government Agency Obligation Sold Short	(0.6)
Net Other Assets (Liabilities) ^	(11.0)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.66
Duration †	5.54

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	42.6%
AAA	14.3
AA	2.0
A	10.3
BBB	27.1
BB	6.6
B	1.5
CCC and Below	2.9
Not Rated	3.7
Net Other Assets (Liabilities) ^	(11.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Years or Since Inception	Inception Date
Class I2 (NAV)	0.08%	3.42%	3.31%	11/15/2005
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	3.00%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 10.6%
ABFC Trust Series 2004-OPT5, Class A1, 1-Month LIBOR + 0.70%, 0.79% (A), 06/25/2034	$119,359	$117,906
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R10, Class M2, 1-Month LIBOR + 0.65%, 0.73% (A), 01/25/2036	718,866	718,463
AMMC CLO 20 Ltd. Series 2017-20A, Class AR, 3-Month LIBOR + 0.87%, 0.99% (A), 04/17/2029 (B)	1,655,300	1,655,734
Anchorage Capital CLO 16 Ltd. Series 2020-16A, Class A, 3-Month LIBOR + 1.40%, 1.53% (A), 10/20/2031 (B)	1,300,000	1,300,924
Apres Static CLO Ltd. Series 2019-1A, Class A1R, 3-Month LIBOR + 1.07%, 1.19% (A), 10/15/2028 (B)	1,205,444	1,205,713
Aqueduct European CLO DAC Series 2017-1A, Class AR, 3-Month EURIBOR + 0.64%, 0.64% (A), 07/20/2030 (B)	EUR 1,689,977	1,953,649
Assurant CLO Ltd. Series 2018-3A, Class AR, 3-Month LIBOR + 1.04%, 1.17% (A), 10/20/2031 (B)	$1,700,000	1,700,493
Barings Euro CLO DAC Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B)	EUR 681,427	786,968
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.98%, 1.06% (A), 03/25/2035	$555,050	555,044
Series 2006-HE1, Class 1M2,
1-Month LIBOR + 0.65%, 0.73% (A), 12/25/2035	1,250,250	1,250,076
Series 2006-HE1, Class 2M2,
1-Month LIBOR + 0.65%, 0.73% (A), 02/25/2036	231,885	231,743
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 0.33% (A), 12/25/2036	2,694,470	2,722,044
Bear Stearns Asset-Backed Securities Trust Series 2002-2, Class A1, 1-Month LIBOR + 0.66%, 0.75% (A), 10/25/2032	1,977	1,972
Benefit Street Partners CLO XVI Ltd. Series 2018-16A, Class A1R, 3-Month LIBOR + 1.03%, 1.15% (A), 01/17/2032 (B)	1,600,000	1,601,514

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BlueMountain CLO Ltd. Series 2013-2A, Class A1R, 3-Month LIBOR + 1.18%, 1.31% (A), 10/22/2030 (B)	$ 1,499,990	$ 1,502,385
BlueMountain Fuji CLO II DAC Series 2017-2A, Class AR, 3-Month EURIBOR + 0.65%, 0.65% (A), 07/15/2030 (B)	EUR 1,398,585	1,613,828
BRSP Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.15%, 1.23% (A), 08/19/2038 (B)	$1,700,000	1,699,999
BSPDF Issuer Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.20%, 1.29% (A), 10/15/2036 (B)	1,700,000	1,698,953
C-BASS Trust Series 2007-CB1, Class AF1A, 1-Month LIBOR + 0.07%, 0.16% (A), 01/25/2037	293,916	115,949
CBAM Ltd. Series 2018-8A, Class A1, 3-Month LIBOR + 1.12%, 1.25% (A), 10/20/2029 (B)	1,600,000	1,600,712
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 1.03% (A), 10/25/2034	1,222,952	1,221,945
Citigroup Mortgage Loan Trust, Inc. Series 2007-FS1, Class 1A1, 4.40% (A), 10/25/2037 (B)	531,738	545,995
Countrywide Asset-Backed Certificates
Series 2006-15, Class A6,
4.44% (A), 10/25/2046	249,346	248,849
Series 2006-2, Class M1,
1-Month LIBOR + 0.60%, 0.69% (A), 06/25/2036	245,964	244,591
Crestline Denali CLO XV Ltd. Series 2017-1A, Class AR, 3-Month LIBOR + 1.03%, 1.16% (A), 04/20/2030 (B)	1,700,000	1,700,323
CWABS, Inc. Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
1-Month LIBOR + 0.46%, 0.55% (A), 05/25/2036	1,049,288	1,048,421
Series 2006-14, Class 1A,
1-Month LIBOR + 0.14%, 0.23% (A), 02/25/2037	627,200	607,485
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/16/2024 (B)	2,000,000	2,027,992
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M2,
1-Month LIBOR + 0.93%, 1.02% (A), 10/25/2034	1,127,420	1,128,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust (continued)
Series 2006-FF14, Class A6,
1-Month LIBOR + 0.31%, 0.40% (A), 10/25/2036	$ 2,000,000	$ 1,767,999
Harvest CLO XX DAC Series 20A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/20/2031 (B)	EUR 1,400,000	1,609,973
Home Equity Asset Trust Series 2002-1, Class A4, 1-Month LIBOR + 0.60%, 0.69% (A), 11/25/2032	$1,026	980
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 0.31% (A), 04/25/2037	363,564	317,314
JPMorgan Mortgage Acquisition Trust Series 2007-CH3, Class A5, 1-Month LIBOR + 0.26%, 0.35% (A), 03/25/2037	2,300,000	2,284,840
KVK CLO Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 1.03% (A), 01/14/2028 (B)	282,766	282,826
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 07/20/2030 (B)	1,600,000	1,600,330
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A,
1-Month LIBOR + 1.13%, 1.22% (A), 05/15/2028 (B)	452,558	452,557
Series 2021-CRE6, Class A,
1-Month LIBOR + 1.30%, 1.39% (A), 11/15/2038 (B) (C)	1,600,000	1,600,000
LP Credit Card ABS Master Trust Series 2018-1, Class A, 1-Month LIBOR + 1.55%, 1.64% (A), 08/20/2024 (B)	836,490	836,490
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C, 1-Month LIBOR + 0.32%, 0.41% (A), 04/25/2037	1,415,905	951,498
MF1 Ltd. Series 2020-FL4, Class A, SOFRA + 1.81%, 1.86% (A), 11/15/2035 (B)	1,600,000	1,610,808
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 02/25/2037	88,978	68,211
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	151,157	97,212
MP CLO VII Ltd. Series 2015-1A, Class AR3, 3-Month LIBOR + 0.89%, 1.01% (A), 10/18/2028 (B)	1,680,491	1,680,677

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Century Home Equity Loan Trust Series 2006-1, Class A2B, 1-Month LIBOR + 0.18%, 0.27% (A), 05/25/2036	$ 37,387	$ 36,678
Newcastle Mortgage Securities Trust Series 2006-1, Class M5, 1-Month LIBOR + 0.72%, 0.81% (A), 03/25/2036	1,700,000	1,667,131
Option One Mortgage Loan Trust Series 2007-4, Class 2A4, 1-Month LIBOR + 0.31%, 0.40% (A), 04/25/2037	3,593,314	2,546,914
OZLM XXIV Ltd. Series 2019-24A, Class A1AR, 3-Month LIBOR + 1.16%, 1.29% (A), 07/20/2032 (B)	1,600,000	1,600,114
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2, 1-Month LIBOR + 0.80%, 0.88% (A), 07/25/2035	285,880	286,118
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1, 1-Month LIBOR + 0.59%, 0.67% (A), 02/25/2036	192,164	191,784
Saranac CLO VI Ltd. Series 2018-6A, Class A1R, 3-Month LIBOR + 1.14%, 0.00% (A), 08/13/2031 (B)	1,700,000	1,699,995
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A, 1-Month LIBOR + 0.06%, 0.15% (A), 12/25/2036	57,392	18,560
SLM Student Loan Trust Series 2005-4, Class A3, 3-Month LIBOR + 0.12%, 0.24% (A), 01/25/2027	412,358	411,319
Sound Point CLO XII Ltd. Series 2016-2A, Class AR2, 3-Month LIBOR + 1.05%, 1.18% (A), 10/20/2028 (B)	1,610,504	1,610,687
Steele Creek CLO Ltd. Series 2015-1A, Class AR2, 3-Month LIBOR + 0.90%, 1.03% (A), 05/21/2029 (B)	1,487,162	1,486,277
Structured Asset Investment Loan Trust
Series 2003-BC6, Class M1,
1-Month LIBOR + 1.13%, 1.21% (A), 07/25/2033	928,377	928,226
Series 2004-7, Class M1,
1-Month LIBOR + 1.05%, 1.14% (A), 08/25/2034	464,440	463,307
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6, 1-Month LIBOR + 0.27%, 0.36% (A), 03/25/2036	651,010	628,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
TCI-Symphony CLO Ltd. 3-Month LIBOR + 1.02%, 1.15% (A), 10/13/2032 (C)	$ 1,600,000	$ 1,600,000
Telos CLO Ltd. Series 2014-5A, Class A1R, 3-Month LIBOR + 0.95%, 1.07% (A), 04/17/2028 (B)	377,240	377,265
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	1,133	1,161
Series 2004-20C, Class 1,
4.34%, 03/01/2024	11,025	11,280
Venture XXVIII CLO Ltd. Series 2017-28A, Class A2R, 3-Month LIBOR + 0.99%, 1.12% (A), 07/20/2030 (B)	1,700,000	1,700,122
Wellfleet CLO Ltd. Series 2017-1A, Class A1RR, 3-Month LIBOR + 0.89%, 1.02% (A), 04/20/2029 (B)	1,332,451	1,332,239
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.72%, 0.81% (A), 12/25/2035	2,308,150	2,305,978

Total Asset-Backed Securities (Cost $64,207,829)		68,873,856

CORPORATE DEBT SECURITIES - 37.4%
Aerospace & Defense - 0.8%
BAE Systems PLC 1.90%, 02/15/2031 (B)	1,400,000	1,339,808
Boeing Co.
1.43%, 02/04/2024	1,700,000	1,700,969
2.75%, 02/01/2026	1,900,000	1,965,705

		5,006,482

Airlines - 0.7%
American Airlines Pass-Through Trust 3.58%, 07/15/2029	1,447,557	1,466,086
Delta Air Lines Pass-Through Trust 2.00%, 12/10/2029	1,504,330	1,496,436
United Airlines Pass-Through Trust 5.88%, 04/15/2029	1,445,280	1,617,232

		4,579,754

Automobiles - 0.5%
Nissan Motor Co. Ltd.
2.65%, 03/17/2026 (D) (E)	EUR 1,300,000	1,611,828
4.81%, 09/17/2030 (B)	$1,600,000	1,779,122

		3,390,950

Banks - 7.3%
AIB Group PLC 4.75%, 10/12/2023 (B)	1,900,000	2,030,277
Bank of America Corp. Fixed until 09/25/2024, 0.98% (A), 09/25/2025	1,500,000	1,490,727

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 1.09% (A), 07/20/2023 (B)	$ 2,200,000	$ 2,231,363
Barclays Bank PLC 7.63%, 11/21/2022	805,000	859,781
Barclays PLC
Fixed until 10/06/2022, 2.38% (A), 10/06/2023 (D)	GBP 600,000	830,703
3.68%, 01/10/2023	$1,100,000	1,106,502
Fixed until 03/15/2022 (F), 7.88% (A) (D)	1,400,000	1,429,750
Fixed until 09/15/2022 (F), 7.88% (A) (D)	GBP 600,000	862,187
BNP Paribas SA
Fixed until 09/30/2027, 1.90% (A), 09/30/2028 (B)	$1,600,000	1,572,835
Fixed until 02/25/2031 (F), 4.63% (A) (B) (E)	1,600,000	1,608,000
Citigroup, Inc.
3-Month LIBOR + 1.43%, 1.55% (A), 09/01/2023	500,000	505,092
Fixed until 06/03/2030, 2.57% (A), 06/03/2031 (G)	1,800,000	1,815,822
Cooperatieve Rabobank UA Fixed until 02/24/2026, 1.11% (A), 02/24/2027 (B)	1,700,000	1,659,280
Discover Bank 4.20%, 08/08/2023	1,800,000	1,908,346
JPMorgan Chase & Co.
Fixed until 06/01/2027, 2.18% (A), 06/01/2028	1,800,000	1,811,263
Fixed until 07/23/2023, 3.80% (A), 07/23/2024	1,800,000	1,891,607
Lloyds Banking Group PLC
4.00%, 03/07/2025	AUD 2,000,000	1,586,588
Fixed until 06/27/2025 (F), 4.95% (A) (D) (E)	EUR 500,000	629,228
Fixed until 06/27/2023 (F), 7.63% (A) (D)	GBP 700,000	1,023,847
Mitsubishi UFJ Financial Group, Inc. Fixed until 10/13/2026, 1.64% (A), 10/13/2027	$1,600,000	1,585,235
Mizuho Financial Group, Inc.
Fixed until 07/10/2030, 2.20% (A), 07/10/2031	1,500,000	1,462,788
Fixed until 09/11/2023, 3.92% (A), 09/11/2024	2,100,000	2,217,967
NatWest Markets PLC 0.63%, 03/02/2022 (D)	EUR 1,700,000	1,972,432
Societe Generale SA 4.25%, 09/14/2023 (B)	$1,800,000	1,911,099
Standard Chartered PLC Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	1,600,000	1,557,459
Sumitomo Mitsui Financial Group, Inc. 1.47%, 07/08/2025	1,600,000	1,600,558

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA 7.83%, 12/04/2023 (B)	$ 4,100,000	$ 4,628,908
Virgin Money PLC Fixed until 09/25/2025, 4.00% (A), 09/25/2026 (D)	GBP 100,000	146,621
Wells Fargo & Co.
Fixed until 05/19/2024, 0.81% (A), 05/19/2025	$1,600,000	1,592,478
Fixed until 06/02/2027, 2.39% (A), 06/02/2028	1,800,000	1,829,777

		47,358,520

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060	1,500,000	1,873,858
Bacardi Ltd. 4.45%, 05/15/2025 (B)	1,200,000	1,311,038
Suntory Holdings Ltd. 2.55%, 06/28/2022 (B)	1,600,000	1,618,721

		4,803,617

Capital Markets - 1.8%
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 1.35% (A), 06/12/2024 (B)	1,800,000	1,825,067
Fixed until 12/18/2024 (F), 6.25% (A) (B)	400,000	430,000
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	1,000,000	1,028,439
Deutsche Bank AG
3.30%, 11/16/2022	1,900,000	1,950,504
3.95%, 02/27/2023	1,900,000	1,974,288
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.17%, 1.29% (A), 05/15/2026	1,600,000	1,634,704
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	1,100,000	1,032,165
Nomura Holdings, Inc. 2.68%, 07/16/2030	1,200,000	1,204,870
UBS AG 7.63%, 08/17/2022	600,000	631,178

		11,711,215

Chemicals - 0.5%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (B)	1,600,000	1,578,749
Syngenta Finance NV 5.18%, 04/24/2028 (B)	1,300,000	1,453,414

		3,032,163

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance Ltd.
6.72%, 12/01/2022 (B)	150,953	149,445
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (H)	2,126,731	531,619
Odebrecht Oil & Gas Finance Ltd. Zero Coupon, 11/29/2021 (B) (F)	266,175	2,661

		683,725

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 2.9%
BMW Finance NV 2.25%, 08/12/2022 (B)	$ 1,700,000	$ 1,724,761
Capital One Financial Corp. 4.25%, 04/30/2025	1,500,000	1,641,984
Daimler Finance North America LLC 2.55%, 08/15/2022 (B)	2,100,000	2,134,809
Ford Motor Credit Co. LLC
3-Month EURIBOR + 0.73%, 0.18% (A), 11/15/2023	EUR 1,400,000	1,602,361
3-Month LIBOR + 1.24%, 1.36% (A), 02/15/2023	$ 1,200,000	1,200,960
1.74%, 07/19/2024	EUR 1,500,000	1,760,686
3.81%, 01/09/2024	$1,600,000	1,656,000
Hyundai Capital America 0.80%, 04/03/2023 - 01/08/2024 (B)	3,300,000	3,285,225
Nissan Motor Acceptance Co. LLC
3-Month LIBOR + 0.69%, 0.82% (A), 09/28/2022 (B)	1,600,000	1,602,083
2.60%, 09/28/2022 (B) (E)	500,000	508,237
Volkswagen Bank GmbH 2.50%, 07/31/2026 (D)	EUR 1,200,000	1,516,831

		18,633,937

Diversified Financial Services - 1.4%
BGC Partners, Inc. 5.38%, 07/24/2023	$ 1,500,000	1,596,654
GE Capital Funding LLC 4.40%, 05/15/2030	1,800,000	2,106,695
Jyske Realkredit A/S 1.50%, 10/01/2053	DKK 7,900,000	1,171,754
Realkredit Danmark A/S 1.50%, 10/01/2053 (D)	3,100,000	465,448
SMBC Aviation Capital Finance DAC
3.00%, 07/15/2022 (B)	$ 1,600,000	1,622,768
4.13%, 07/15/2023 (B)	1,800,000	1,892,737
Tayarra Ltd. 3.63%, 02/15/2022	336,387	337,619

		9,193,675

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
2.25%, 02/01/2032	1,500,000	1,447,089
2.75%, 06/01/2031	1,800,000	1,832,068
Verizon Communications, Inc. 2.36%, 03/15/2032 (B)	2,812,000	2,769,414

		6,048,571

Electric Utilities - 3.2%
Alabama Power Co. 1.45%, 09/15/2030	700,000	660,806
Enel Finance International NV
2.25%, 07/12/2031 (B)	1,700,000	1,665,264
2.65%, 09/10/2024 (B)	1,800,000	1,872,920
Evergy, Inc. 2.45%, 09/15/2024	1,600,000	1,656,961
FirstEnergy Corp. 3.35%, 07/15/2022	1,500,000	1,511,250
NextEra Energy Capital Holdings, Inc. 3-Month LIBOR + 0.27%, 0.40% (A), 02/22/2023	2,000,000	2,000,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	$ 1,500,000	$ 1,517,796
Pacific Gas & Electric Co.
3-Month LIBOR + 1.38%, 1.50% (A), 11/15/2021	1,600,000	1,600,148
1.75%, 06/16/2022	1,600,000	1,596,157
3.15%, 01/01/2026	1,800,000	1,854,241
3.75%, 02/15/2024 (I) (J)	1,700,000	1,770,268
Southern California Edison Co. 2.50%, 06/01/2031	1,600,000	1,601,908
Southern Power Co. 0.90%, 01/15/2026	1,700,000	1,650,547

		20,958,344

Electrical Equipment - 0.2%
ReNew Wind Energy AP2 / ReNew Power Pvt. Ltd. 4.50%, 07/14/2028 (B)	1,600,000	1,627,063

Entertainment - 0.3%
Walt Disney Co. 3.60%, 01/13/2051	1,500,000	1,709,575

Equity Real Estate Investment Trusts - 4.4%
Agree LP 2.90%, 10/01/2030	1,600,000	1,644,858
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/2033	1,300,000	1,220,226
American Tower Corp.
2.40%, 03/15/2025	1,800,000	1,854,358
3.38%, 05/15/2024	2,200,000	2,320,943
Boston Properties LP 3.40%, 06/21/2029	1,600,000	1,716,322
Crown Castle International Corp. 3.70%, 06/15/2026	1,700,000	1,836,328
Equinix, Inc. 1.55%, 03/15/2028	1,700,000	1,648,532
Federal Realty Investment Trust 3.50%, 06/01/2030	600,000	647,897
Healthcare Trust of America Holdings LP 2.00%, 03/15/2031	1,400,000	1,323,168
Mid-America Apartments LP 1.70%, 02/15/2031	1,500,000	1,422,274
National Retail Properties, Inc. 3.50%, 10/15/2027	1,600,000	1,717,265
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	1,600,000	1,624,285
SBA Tower Trust 2.33%, 07/15/2052 (B)	1,600,000	1,628,047
Service Properties Trust 4.35%, 10/01/2024	1,600,000	1,612,400
Spirit Realty LP 4.00%, 07/15/2029	1,500,000	1,649,631
VEREIT Operating Partnership LP 3.40%, 01/15/2028	1,500,000	1,615,916
Welltower, Inc. 2.75%, 01/15/2031	1,500,000	1,541,603
WP Carey, Inc. 2.45%, 02/01/2032	1,700,000	1,681,219

		28,705,272

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
ELO SACA 2.88%, 01/29/2026 (D)	EUR 1,500,000	$ 1,877,069

Food Products - 0.5%
Conagra Brands, Inc. 1.38%, 11/01/2027	$ 1,600,000	1,541,632
General Mills, Inc. 2.25%, 10/14/2031 (E)	1,600,000	1,590,300

		3,131,932

Health Care Providers & Services - 0.9%
Anthem, Inc. 2.38%, 01/15/2025	1,900,000	1,966,925
Cigna Corp. 3-Month LIBOR + 0.89%, 1.01% (A), 07/15/2023	1,100,000	1,111,770
CVS Health Corp. 3.63%, 04/01/2027	2,300,000	2,510,298

		5,588,993

Hotels, Restaurants & Leisure - 1.7%
Choice Hotels International, Inc. 3.70%, 12/01/2029	1,400,000	1,491,560
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	1,459,000	1,666,481
GLP Capital LP / GLP Financing II, Inc. 5.30%, 01/15/2029	2,400,000	2,745,744
Marriott International, Inc. 2.13%, 10/03/2022	1,600,000	1,619,006
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023 (B)	1,500,000	1,511,250
5.50%, 03/01/2025 (B)	1,800,000	1,829,250

		10,863,291

Household Durables - 0.3%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,800,000	1,840,972

Insurance - 0.7%
Empower Finance 2020 LP 1.36%, 09/17/2027 (B)	1,600,000	1,555,542
Guardian Life Global Funding 1.25%, 11/19/2027 (B)	1,600,000	1,547,339
Sitka Holdings LLC 3-Month LIBOR + 4.50%, 5.25% (A), 07/06/2026 (B)	1,700,000	1,729,320

		4,832,201

IT Services - 0.5%
Amdocs Ltd. 2.54%, 06/15/2030	1,500,000	1,498,135
Fidelity National Information Services, Inc. 1.15%, 03/01/2026	1,600,000	1,568,200

		3,066,335

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	600,000	612,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.2%
San Diego Gas & Electric Co. 2.95%, 08/15/2051	$ 1,600,000	$ 1,622,162

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	1,200,000	1,246,841
Chevron Corp. 2.24%, 05/11/2030	1,800,000	1,840,006
Enbridge, Inc. SOFR + 0.40%, 0.45% (A), 02/17/2023	1,700,000	1,703,276
Shell International Finance BV 2.75%, 04/06/2030	1,600,000	1,686,788

		6,476,911

Pharmaceuticals - 1.1%
Bayer US Finance II LLC
3-Month LIBOR + 1.01%, 1.13% (A), 12/15/2023 (B)	2,200,000	2,228,645
4.38%, 12/15/2028 (B)	1,400,000	1,576,627
Takeda Pharmaceutical Co. Ltd. 2.05%, 03/31/2030	1,000,000	978,519
Teva Pharmaceutical Finance II BV 4.50%, 03/01/2025	EUR 1,100,000	1,305,272
Teva Pharmaceutical Finance III BV 6.00%, 04/15/2024	$ 1,100,000	1,153,625

		7,242,688

Real Estate Management & Development - 0.2%
Tesco Property Finance 6 PLC 5.41%, 07/13/2044 (D)	GBP 742,762	1,305,588

Road & Rail - 0.3%
NTT Finance Corp. 0.58%, 03/01/2024 (B)	$ 2,000,000	1,985,452

Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.
3.14%, 11/15/2035 (B)	1,917,000	1,888,965
3.19%, 11/15/2036 (B)	1,700,000	1,673,363
3.50%, 02/15/2041 (B)	1,700,000	1,688,991
4.30%, 11/15/2032	1,400,000	1,559,815
Micron Technology, Inc. 4.98%, 02/06/2026	1,800,000	2,023,308
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (B)	1,900,000	2,053,911

		10,888,353

Software - 0.8%
Citrix Systems, Inc. 3.30%, 03/01/2030	1,400,000	1,423,289
Oracle Corp. 3.85%, 04/01/2060	1,300,000	1,356,062
VMware, Inc. 2.95%, 08/21/2022	2,400,000	2,440,221

		5,219,572

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023	2,200,000	2,342,896

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.3%
Imperial Brands Finance PLC
3.13%, 07/26/2024 (B)	$ 1,700,000	$ 1,775,769
3.75%, 07/21/2022 (B)	297,000	301,873

		2,077,642

Wireless Telecommunication Services - 0.7%
Altice France SA 5.88%, 02/01/2027 (B)	EUR 1,200,000	1,450,179
T-Mobile USA, Inc.
2.55%, 02/15/2031	$ 1,400,000	1,390,109
3.75%, 04/15/2027	1,600,000	1,736,260

		4,576,548

Total Corporate Debt Securities (Cost $238,343,904)		242,993,681

FOREIGN GOVERNMENT OBLIGATIONS - 7.3%
Brazil - 3.9%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2022 - 07/01/2022	BRL 148,500,000	25,318,026

Israel - 1.1%
Israel Government Bond - FRN 0.03% (A), 11/30/2021	ILS 15,200,000	4,803,034
Israel Government International Bond 3.88%, 07/03/2050	$ 1,900,000	2,174,474

		6,977,508

Japan - 0.7%
Japan Bank for International Cooperation 2.88%, 07/21/2027	1,700,000	1,825,562
Japan Finance Organization for Municipalities 3.38%, 09/27/2023 (B)	2,900,000	3,044,060

		4,869,622

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (D)	1,400,000	1,411,592

Peru - 0.7%
Peru Government International Bond
5.94%, 02/12/2029 (D)	PEN 2,000,000	518,173
5.94%, 02/12/2029 (B)	6,200,000	1,606,336
6.15%, 08/12/2032 (D)	2,000,000	507,446
6.35%, 08/12/2028 (D)	1,000,000	265,683
8.20%, 08/12/2026 (D)	5,600,000	1,596,336

		4,493,974

Qatar - 0.7%
Qatar Government International Bond
3.38%, 03/14/2024 (D)	$ 2,100,000	2,215,903
4.00%, 03/14/2029 (D)	2,100,000	2,365,104

		4,581,007

Total Foreign Government Obligations (Cost $48,706,731)		47,651,729

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MORTGAGE-BACKED SECURITIES - 10.2%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (B)	$ 1,600,000	$ 1,718,069
A10 Bridge Asset Financing LLC Series 2020-C, Class A, 2.02%, 08/15/2040 (B)	893,663	896,121
Alternative Loan Trust
Series 2005-J12, Class 2A1, 1-Month LIBOR + 0.54%, 0.63% (A), 08/25/2035	771,278	515,252
Series 2006-30T1, Class 1A3, 6.25%, 11/25/2036	91,924	83,079
Series 2006-J8, Class A2, 6.00%, 02/25/2037	120,507	75,184
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 0.28% (A), 09/20/2046	330,596	303,412
Series 2006-OC8, Class 2A2B,
1-Month LIBOR + 0.34%, 0.43% (A), 11/25/2036 (K) (L) (M)	46	0
Series 2007-2CB, Class 1A13,
1-Month LIBOR + 1.00%, 5.75% (A), 03/25/2037	138,206	105,256
Series 2007-HY4, Class 1A1, 2.61% (A), 06/25/2037	147,192	134,851
Series 2007-J1, Class 2A8, 6.00%, 03/25/2037	1,235,535	711,296
Ashford Hospitality Trust Series 2018-KEYS, Class A, 1-Month LIBOR + 1.00%, 1.09% (A), 06/15/2035 (B)	2,200,000	2,200,788
Banc of America Funding Trust
Series 2005-D, Class A1, 2.78% (A), 05/25/2035	64,575	66,849
Series 2006-4, Class A12, 6.00%, 07/25/2036	590,338	558,330
Series 2006-J, Class 4A1, 3.41% (A), 01/20/2047	14,558	14,022
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1, 3.11% (A), 11/25/2036	550,138	409,758
Series 2006-6, Class 32A1, 2.99% (A), 11/25/2036	143,531	95,049
Bear Stearns ARM Trust
Series 2003-5, Class 2A1, 2.58% (A), 08/25/2033	74,653	74,935
Series 2003-8, Class 2A1, 2.20% (A), 01/25/2034	2,410	2,426
Series 2003-8, Class 4A1, 2.51% (A), 01/25/2034	25,599	26,513
Series 2006-4, Class 1A1, 2.81% (A), 10/25/2036	17,107	16,853
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 2.71% (A), 01/26/2036	63,113	52,723
Benchmark Mortgage Trust Series 2019-B9, Class A5, 4.02%, 03/15/2052	1,600,000	1,805,342

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BFLD Trust Series 2020-EYP, Class A, 1-Month LIBOR + 1.15%, 1.24% (A), 10/15/2035 (B)	$ 1,300,000	$ 1,300,814
CGMS Commercial Mortgage Trust Series 2017-MDRA, Class A, 3.66%, 07/10/2030 (B)	1,900,000	1,910,692
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1, 1-Month LIBOR + 0.25%, 0.34% (A), 08/25/2035 (B)	27,463	27,396
CHL Mortgage Pass-Through Trust Series 2004-12, Class 12A1, 2.74% (A), 08/25/2034	1,866	1,872
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 2.21% (A), 09/25/2035	16,230	17,068
Series 2009-3, Class 5A3, 6.00% (A), 02/25/2037 (B)	550,962	553,976
CitiMortgage Alternative Loan Trust Series 2006-A7, Class 1A9, 1-Month LIBOR + 0.65%, 0.74% (A), 12/25/2036	770,154	645,490
COMM Mortgage Trust
Series 2015-CR26, Class ASB, 3.37%, 10/10/2048	1,091,844	1,137,484
Series 2016-787S, Class A, 3.55%, 02/10/2036 (B)	1,400,000	1,491,830
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A, 0.71% (A), 03/25/2032 (B)	155	148
Series 2003-AR15, Class 2A1, 2.49% (A), 06/25/2033	70,747	71,460
Series 2003-AR28, Class 2A1, 3.08% (A), 12/25/2033	528,627	525,752
CRSNT Trust Series 2021-Moon, Class A, 1-Month LIBOR + 0.82%, 0.92% (A), 04/15/2036 (B)	1,600,000	1,596,996
CSMC Trust Series 2014-7R, Class 4A2, 0.24% (A), 10/27/2036 (B)	1,683,991	1,650,213
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6, Class 2A3, 5.50%, 12/25/2035	153,281	152,232
DOLP Trust Series 2021-NYC, Class A, 2.96%, 05/10/2041 (B)	1,600,000	1,683,008
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 1.17% (A), 07/15/2038 (B)	1,691,202	1,694,414
First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, Class 1A8, 6.25%, 08/25/2037	97,136	62,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 2.75% (A), 08/25/2035	$ 6,934	$ 5,487
GS Mortgage-Backed Securities Trust Series 2021-HP1, Class A2, 2.50% (A), 01/25/2052 (B)	1,600,000	1,616,253
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 2.86% (A), 09/25/2035	9,620	9,880
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A, 2.90% (A), 12/19/2035	106,817	71,453
Series 2006-6, Class 5A1A, 2.55% (A), 08/19/2036	23,924	23,964
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.10% (A), 05/25/2053 (B)	GBP 4,968,942	6,825,254
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$ 1,700,000	1,699,168
IndyMac INDX Mortgage Loan Trust Series 2005-AR11, Class A3, 2.95% (A), 08/25/2035	600,620	551,116
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 1-Month LIBOR + 0.36%, 0.45% (A), 05/25/2036	668,237	658,427
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-LAQ, Class A,
1-Month LIBOR + 1.00%, 1.09% (A), 06/15/2032 (B)	121,846	121,771
Series 2018-PHH, Class A,
1-Month LIBOR + 1.06%, 2.56% (A), 06/15/2035 (B)	1,744,354	1,736,791
Legacy Mortgage Asset Trust
Series 2019-GS6, Class A1, 3.00% (A), 06/25/2059 (B)	1,430,532	1,434,540
Series 2020-GS1, Class A1, 2.88% (A), 10/25/2059 (B)	1,492,386	1,497,410
Lehman XS Trust Series 2007-4N, Class 2A, 1-Month LIBOR + 0.20%, 0.29% (A), 03/25/2047	1,473,245	1,502,126
Ludgate Funding PLC Series 2007-1, Class A2A, 3-Month GBP LIBOR + 0.16%, 0.24% (A), 01/01/2061 (D)	GBP 1,200,499	1,579,917
LUXE Trust Series 2021-TRIP, Class A, 1-Month LIBOR + 1.05%, 1.15% (A), 10/15/2038 (B)	$ 1,700,000	1,700,815
Manhattan West Mortgage Trust Series 2020-1MW, Class A, 2.13%, 09/10/2039 (B)	1,500,000	1,519,311

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 0.49% (A), 03/25/2036	$ 87,760	$ 6,379
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5, Class A, SOFRA + 0.96%, 1.01% (A), 07/15/2036 (B)	1,600,000	1,596,019
Mill City Mortgage Loan Trust Series 2019-GS2, Class M2, 3.25% (A), 08/25/2059 (B)	1,600,000	1,679,452
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month LIBOR + 0.95%, 1.04% (A), 01/15/2026 (B)	1,000,000	1,001,252
Reperforming Loan Trust REMIC
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	55,744	55,906
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 0.43% (A), 06/25/2035 (B)	206,956	200,292
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	398	417
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 0.26% (A), 06/12/2044 (D)	1,417,627	1,351,692
Sequoia Mortgage Trust
Series 2004-11, Class A2,
6-Month LIBOR + 0.64%, 0.82% (A), 12/20/2034	418,747	424,789
Series 2007-1, Class 1A1,
1.93% (A), 01/20/2047	108,511	82,305
Series 2007-3, Class 2AA1,
2.71% (A), 07/20/2037	647,039	583,010
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 0.85% (A), 10/20/2027	2,576	2,558
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
2.41% (A), 09/25/2034	54,406	55,581
Series 2004-19, Class 2A1,
12-MTA + 1.40%, 1.49% (A), 01/25/2035	53,457	50,295
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.50%, 0.58% (A), 07/19/2035	7,028	6,866
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.50%, 0.58% (A), 07/19/2035	6,937	6,750
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.58% (A), 07/19/2035	18,277	17,845
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.56%, 0.65% (A), 02/25/2036	164,729	158,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 0.74% (A), 09/19/2032	$1,939	$1,941
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 2.36% (A), 06/25/2033	36,267	35,641
Towd Point Mortgage Funding
Series 2019-A13A, Class A1,
SONIA + 0.90%, 0.95% (A), 07/20/2045 (B)	GBP 4,519,368	6,201,226
Series 2019-GR4A, Class A1,
3-Month GBP LIBOR + 1.03%, 1.10% (A), 10/20/2051	1,411,638	1,945,833
UBS Commercial Mortgage Trust Series 2019-C17, Class A4, 2.92%, 10/15/2052	$ 1,300,000	1,366,868
United Wholesale Mortgage LLC 2.50%, 11/25/2051	2,300,000	2,314,734
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR9, Class 2A, 2.37% (A), 09/25/2033	95,604	95,549
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR1, Class 2A4, 2.69% (A), 03/25/2036	397,741	369,327

Total Mortgage-Backed Securities (Cost $65,259,344)		66,553,938

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.0%
Florida - 0.3%
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	1,600,000	1,600,234

Illinois - 0.5%
City of Chicago, General Obligation Unlimited, Series B, 7.75%, 01/01/2042	170,000	193,308
State of Illinois, General Obligation Unlimited,
6.63%, 02/01/2035	1,500,000	1,855,232
7.35%, 07/01/2035	1,015,000	1,289,353

		3,337,893

New York - 0.2%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	1,200,000	1,188,374

Total Municipal Government Obligations (Cost $5,611,763)		6,126,501

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.8%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 1.60% (A), 09/01/2035	$ 6,029	$ 6,281
12-Month LIBOR + 1.87%, 2.12% (A), 09/01/2035	22,972	23,058
1-Year CMT + 2.22%, 2.35% (A), 11/01/2033	10,082	10,091
1-Year CMT + 2.23%, 2.36% (A), 03/01/2034	21,443	22,797
1-Year CMT + 2.26%, 2.38% (A), 01/01/2036	468,550	470,420
3.50%, 07/01/2026 - 03/01/2027	352,185	373,871
4.50%, 08/01/2025	1,041	1,124
Federal Home Loan Mortgage Corp. REMIC 6.50%, 04/15/2029	509	563
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 1.29% (A), 10/25/2044	87,250	89,479
12-MTA + 1.40%, 1.49% (A), 07/25/2044	85,269	87,829
6.50%, 07/25/2043	6,873	8,239
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 0.44% (A), 09/25/2042	89,153	89,646
12-MTA + 1.20%, 1.29% (A), 03/01/2044 - 10/01/2044	261,294	266,444
12-Month LIBOR + 1.25%, 1.50% (A), 07/01/2035	14,626	15,074
1-Year CMT + 2.04%, 2.04% (A), 09/01/2035	45,210	45,969
12-Month LIBOR + 1.73%, 2.11% (A), 03/01/2034	24,420	25,473
1-Year CMT + 2.19%, 2.19% (A), 01/01/2026	966	970
1-Year CMT + 2.22%, 2.33% (A), 01/01/2028	4,783	4,766
1-Year CMT + 2.27%, 2.40% (A), 11/01/2033	9,880	9,893
3.50%, 02/01/2026 - 05/01/2035	5,652,405	5,996,096
4.50%, 12/01/2024	33,488	34,910
5.00%, 08/01/2026 - 10/01/2029	131,549	141,752
6.00%, 07/01/2035 - 06/01/2040	537,340	631,113
Federal National Mortgage Association REMIC 6.30%, 10/17/2038	21,845	21,845
Federal National Mortgage Association REMIC, Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.10%, 7.01% (A), 07/25/2034	181,037	30,951
Government National Mortgage Association
1-Month LIBOR + 0.60%, 0.68% (A), 08/20/2065 - 10/20/2065	2,423,422	2,439,406
1-Month LIBOR + 0.95%, 1.03% (A), 12/20/2066	908,864	923,633
1-Month LIBOR + 1.00%, 1.08% (A), 12/20/2065	3,624,666	3,692,548
1-Year CMT + 1.50%, 1.88% (A), 05/20/2024	4,172	4,267
3.00%, 11/15/2049	414,664	430,965
4.00%, 03/15/2050	320,050	343,879

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.56%, 6.47% (A), 10/16/2033	$102,356	$6,165
(1.00) * 1-Month LIBOR + 6.60%, 6.51% (A), 08/16/2033 - 09/20/2034	643,787	39,222
Uniform Mortgage-Backed Security
2.00%, TBA (C)	42,400,000	42,303,937
2.50%, TBA (C)	8,500,000	8,708,848
3.50%, TBA (C)	11,000,000	11,619,609
4.00%, TBA (C)	9,500,000	10,170,925
5.00%, TBA (C)	700,000	724,937

Total U.S. Government Agency Obligations (Cost $89,555,136)		89,816,995

U.S. GOVERNMENT OBLIGATIONS - 25.8%
U.S. Treasury - 25.8%
U.S. Treasury Bond
1.38%, 11/15/2040	19,700,000	17,721,535
1.38%, 08/15/2050 (N)	14,000,000	12,189,844
1.63%, 11/15/2050 (N)	1,000,000	926,094
1.88%, 02/15/2041	5,900,000	5,782,922
2.25%, 05/15/2041	800,000	833,500
2.88%, 08/15/2045 (E) (N)	7,800,000	9,129,047
2.88%, 05/15/2049 (N)	8,400,000	10,074,094
3.00%, 02/15/2048 (E) (N)	7,800,000	9,490,406
3.13%, 08/15/2044 (N)	10,800,000	13,036,781
4.25%, 05/15/2039 (N)	900,000	1,228,289
4.38%, 11/15/2039 (N)	4,900,000	6,792,051
4.63%, 02/15/2040 (N)	700,000	999,770
U.S. Treasury Note
1.75%, 06/30/2024 (E) (N) (O)	4,200,000	4,316,484
1.88%, 07/31/2022 (P)	900,000	911,953
1.88%, 08/31/2022 (N) (O) (P)	4,000,000	4,058,125
2.00%, 12/31/2021 (E) (N)	49,200,000	49,352,739
2.00%, 10/31/2022	400,000	407,391
2.25%, 08/15/2027 (E) (N) (P)	4,800,000	5,050,687
2.38%, 05/15/2029 (N)	4,600,000	4,897,023
2.63%, 02/15/2029 (N)	9,500,000	10,267,422

Total U.S. Government Obligations (Cost $162,207,609)		167,466,157

	Shares	Value
COMMON STOCK - 0.0% (Q)
Household Durables - 0.0% (Q)
Urbi Desarrollos Urbanos SAB de CV (J)	381	153

Total Common Stock (Cost $417,098)		153

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
Israel - 1.3%
Bank of Israel Bill - Makam 0.00% (R), 02/02/2022 - 10/07/2022	ILS 27,300,000	8,627,064

Total Short-Term Foreign Government Obligations (Cost $8,427,088)		8,627,064

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.0%
U.S. Cash Management Bill
0.04% (R), 01/18/2022	$1,000,000	$ 999,848
0.05% (R), 01/25/2022 (S)	3,100,000	3,099,605
U.S. Treasury Bill
0.05% (R), 02/10/2022 (P)	4,100,000	4,099,367
0.05% (R), 11/23/2021 - 04/21/2022	11,000,000	10,997,702

Total Short-Term U.S. Government Obligations (Cost $19,197,189)		19,196,522

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (R)	5,385,210	5,385,210

Total Other Investment Company (Cost $5,385,210)		5,385,210

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (R), dated 10/29/2021, to be repurchased at $2,637,460 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $2,690,271.	$2,637,460	2,637,460

Total Repurchase Agreement (Cost $2,637,460)		2,637,460

Total Investments Excluding Swaptions Purchased (Cost $709,956,361)		725,329,266
Total Swaptions Purchased - 0.0% (Cost $211,313)		131,323

Total Investments Before Securities Sold Short (Cost $710,167,674)		725,460,589

TBA SHORT COMMITMENT - (0.6)%
U.S. GOVERNMENT AGENCY OBLIGATION - (0.6)%
Uniform Mortgage-Backed Security 2.50%, TBA (C)	(3,900,000)	(4,005,117)

Total TBA Short Commitment (Proceeds $(4,005,922))		(4,005,117)

Net Other Assets (Liabilities), Net of Securities Sold Short - (11.0)%		(71,211,268)

Net Assets - 100.0%		$650,244,204

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - 5-Year	GSB	12-Month GBP-SONIA	Pay	0.01%	03/15/2022	GBP	2,000,000	$211,313	$131,323

OVER-THE-COUNTER OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 2.00%, TBA	JPM	USD	100.21	12/06/2021	USD	159,632,000	1,600,000	$(5,875)	$(5,931)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	GSB	6-Month GBP-LIBOR	Pay	0.01%	03/15/2022	GBP	5,400,000	$(205,200)	$(225,503)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(211,075)	$(231,434)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (T)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021 (U)	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	12/20/2023	0.29%	USD	600,000	$9,921	$(12,604)	$22,525
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	0.35	USD	200,000	3,812	(312)	4,124
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2024	0.38	USD	700,000	14,482	(6,031)	20,513
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2026	0.58	USD	1,400,000	29,186	8,094	21,092
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2026	0.64	USD	200,000	3,877	2,275	1,602
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	12/20/2021	0.24	USD	1,400,000	3,172	536	2,636
Rolls-Royce Holdings PLC, 2.13%, 06/18/2021	1.00	Quarterly	12/20/2024	1.21	EUR	1,300,000	(10,416)	(4,253)	(6,163)
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.13	EUR	700,000	5,488	(1,884)	7,372

Total							$59,522	$(14,179)	$73,701

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Buy Protection (X)
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 35	5.00%	Quarterly	12/20/2025	USD	500,000	$(46,163)	$(29,454)	$(16,709)
North America High Yield Index - Series 36	5.00	Quarterly	06/20/2026	USD	1,100,000	(103,281)	(94,123)	(9,158)

Total						$(149,444)	$(123,577)	$(25,867)

Credit Default Swap Agreements on Credit Indices - Sell Protection (T)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Crossover - Series 36	5.00%	Quarterly	12/20/2026	EUR	17,200,000	$2,337,440	$2,360,430	$(22,990)
Markit iTraxx® Europe Index - Series 34	1.00	Quarterly	12/20/2025	EUR	4,700,000	145,364	98,770	46,594
Markit iTraxx® Europe Index - Series 36	1.00	Quarterly	12/20/2026	EUR	6,000,000	183,469	180,696	2,773
North America Investment Grade Index - Series 35	1.00	Quarterly	12/20/2025	USD	100,000	2,477	1,599	878
North America Investment Grade Index - Series 37	1.00	Quarterly	12/20/2026	USD	5,500,000	136,598	131,457	5,141

Total						$2,805,348	$2,772,952	$32,396

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.80%	Quarterly/Semi-Annually	08/22/2023	USD	6,700,000	$299,093	$(159)	$299,252
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	54,610,000	(6,893)	(874)	(6,019)
6-Month JPY-LIBOR	Pay	0.35	Semi-Annually	03/17/2051	JPY	66,000,000	27,833	35,579	(7,746)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	460,000,000	88,642	17,607	71,035
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	440,000,000	(105,759)	(22,204)	(83,555)
6-Month JPY-LIBOR	Pay	0.52	Semi-Annually	03/16/2051	JPY	44,000,000	38	—	38
6-Month JPY-LIBOR	Pay	0.54	Semi-Annually	03/15/2051	JPY	196,000,000	(8,585)	3,153	(11,738)
6-Month JPY-LIBOR	Pay	0.56	Semi-Annually	03/17/2051	JPY	176,000,000	(15,840)	—	(15,840)
6-Month JPY-LIBOR	Pay	0.57	Semi-Annually	03/19/2051	JPY	65,000,000	(7,989)	—	(7,989)
6-Month JPY-LIBOR	Pay	0.57	Semi-Annually	04/07/2051	JPY	28,000,000	(3,440)	—	(3,440)
12-Month GBP-SONIA	Pay	0.75	Annually	03/16/2052	GBP	10,100,000	199,480	(122,188)	321,668
12-Month GBP-SONIA	Pay	0.75	Annually	09/21/2052	GBP	700,000	11,490	45,583	(34,093)
BRL-CDI	Pay	2.85	Maturity	01/03/2022	BRL	24,100,000	65,471	(26)	65,497
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	16,000,000	42,784	—	42,784
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	8,400,000	22,785	(80)	22,865
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	9,100,000	24,745	(1)	24,746
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	5,200,000	13,912	—	13,912
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	9,000,000	24,010	—	24,010
BRL-CDI	Pay	2.88	Maturity	01/03/2022	BRL	2,000,000	5,253	—	5,253
BRL-CDI	Receive	3.35	Maturity	01/03/2022	BRL	2,300,000	(4,649)	—	(4,649)
BRL-CDI	Receive	3.35	Maturity	01/03/2022	BRL	50,700,000	(101,581)	(353)	(101,228)
BRL-CDI	Receive	3.36	Maturity	01/03/2022	BRL	300,800,000	(382,254)	8,770	(391,024)
BRL-CDI	Receive	3.70	Maturity	01/03/2022	BRL	64,000,000	(110,992)	(1,800)	(109,192)
BRL-CDI	Receive	3.98	Maturity	01/03/2022	BRL	24,000,000	(34,732)	—	(34,732)

Total							$42,822	$(36,993)	$79,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (T)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021 (U)	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00%	Quarterly	06/20/2024	1.26%	USD	1,900,000	$ (10,557)	$ (39,875)	$ 29,318
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	GSI	1.00	Quarterly	12/20/2024	0.51	USD	1,500,000	24,839	5,782	19,057

Total								$ 14,282	$ (34,093)	$ 48,375

Value
OTC Swap Agreements, at value (Assets)	$24,839
OTC Swap Agreements, at value (Liabilities)	$(10,557)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	10	12/31/2021	$1,236,342	$1,217,500	$—	$(18,842)
10-Year U.S. Treasury Note	904	12/21/2021	120,282,543	118,155,625	—	(2,126,918)

Total					$—	$(2,145,760)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(45)	12/21/2021	$(7,389,076)	$(7,237,969)	$151,107	$—
German Euro Bund	(2)	12/08/2021	(398,263)	(388,693)	9,570	—
German Euro BUXL	(12)	12/08/2021	(2,898,124)	(2,898,970)	—	(846)
U.K. Gilt	(5)	12/29/2021	(877,785)	(854,797)	22,988	—

Total					$183,665	$(846)

Total Futures Contracts					$183,665	$(2,146,606)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/17/2021	USD	536,824	JPY	59,163,198	$17,675	$—
BNP	11/03/2021	USD	3,434,048	BRL	19,401,649	—	(1,545)
BNP	11/03/2021	BRL	19,401,649	USD	3,438,180	—	(2,588)
BNP	12/02/2021	BRL	19,401,649	USD	3,415,609	—	(96)
BNP	12/09/2021	PEN	1,316,336	USD	329,909	—	(523)
BNP	01/12/2022	MXN	57,764,000	USD	2,820,811	—	(47,265)
BNP	10/05/2022	USD	322,465	PEN	1,316,336	577	—
BOA	11/12/2021	PEN	813,667	USD	205,135	—	(1,319)
BOA	11/17/2021	GBP	490,000	USD	671,788	—	(1,190)
BOA	12/02/2021	AUD	3,504,374	USD	2,641,289	—	(4,792)
BOA	04/05/2022	USD	702,890	PEN	2,940,048	—	(27,938)
BOA	06/23/2022	USD	987,267	PEN	4,131,218	—	(33,283)
BOA	07/21/2022	USD	632,009	PEN	2,539,221	6,229	—
BOA	07/26/2022	USD	201,323	PEN	813,667	884	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	11/17/2021	USD	23,448,429	GBP	16,909,000	$307,316	$—
CITI	11/17/2021	GBP	1,766,000	USD	2,387,946	28,945	—
CITI	11/17/2021	NOK	7,285,000	USD	846,097	16,161	—
CITI	11/30/2021	USD	4,646,822	ILS	15,204,285	—	(158,654)
CITI	12/09/2021	USD	358,099	PEN	1,316,336	28,713	—
CITI	02/02/2022	USD	2,012,079	ILS	6,501,950	—	(44,956)
CITI	02/02/2022	CLP	1,604,412,000	USD	1,915,350	34,597	—
CITI	03/08/2022	USD	484,716	PEN	2,000,084	—	(13,325)
CITI	04/06/2022	USD	1,647,874	ILS	5,400,000	—	(62,506)
CITI	05/31/2022	USD	116,687	PEN	482,277	—	(2,686)
CITI	10/07/2022	USD	1,621,888	ILS	5,200,260	—	(31,580)
DUB	10/07/2022	USD	1,911,903	ILS	6,099,640	—	(27,531)
GSB	11/03/2021	USD	3,438,180	BRL	19,401,649	2,587	—
GSB	11/03/2021	BRL	19,401,649	USD	3,606,221	—	(170,629)
GSB	11/12/2021	USD	217,076	PEN	813,667	13,261	—
GSB	11/17/2021	MXN	20,587,000	USD	1,010,157	—	(12,837)
GSB	01/24/2022	USD	1,485,186	PEN	6,132,778	—	(45,903)
GSB	03/18/2022	USD	990,512	MXN	20,587,000	12,652	—
GSB	07/05/2022	USD	631,236	BRL	3,600,000	35,444	—
HSBC	11/02/2021	USD	875,649	AUD	1,168,311	—	(3,221)
HSBC	11/02/2021	AUD	1,140,000	USD	828,672	28,901	—
HSBC	11/17/2021	USD	2,534,290	GBP	1,865,000	—	(18,089)
HSBC	11/17/2021	GBP	498,000	USD	689,063	—	(7,516)
HSBC	11/17/2021	NOK	19,050,000	USD	2,215,976	38,796	—
HSBC	12/02/2021	AUD	1,168,311	USD	875,737	3,236	—
HSBC	04/01/2022	USD	1,616,286	DKK	10,365,000	—	(644)
JPM	11/17/2021	USD	902,218	GBP	656,000	4,437	—
JPM	01/04/2022	USD	1,976,734	BRL	11,300,000	2,642	—
JPM	04/04/2022	USD	23,642,670	BRL	133,600,000	869,509	—
JPM	09/07/2022	USD	1,285,194	ILS	4,100,410	—	(17,747)
SCB	11/02/2021	USD	21,307,205	EUR	18,375,000	64,883	—
SCB	11/17/2021	USD	1,009,776	MXN	20,587,000	12,455	—
SCB	12/02/2021	USD	21,276,715	EUR	18,375,000	21,253	—
UBS	11/02/2021	AUD	7,065,000	USD	5,109,906	204,792	—
UBS	11/17/2021	USD	1,803,875	MXN	36,933,000	14,687	—

Total						$1,770,632	$(738,363)

INVESTMENT VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Z)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$68,873,856	$—	$68,873,856
Corporate Debt Securities	—	242,993,681	—	242,993,681
Foreign Government Obligations	—	47,651,729	—	47,651,729
Mortgage-Backed Securities	—	66,553,938	0	66,553,938
Municipal Government Obligations	—	6,126,501	—	6,126,501
U.S. Government Agency Obligations	—	89,816,995	—	89,816,995
U.S. Government Obligations	—	167,466,157	—	167,466,157
Common Stock	153	—	—	153
Short-Term Foreign Government Obligations	—	8,627,064	—	8,627,064
Short-Term U.S. Government Obligations	—	19,196,522	—	19,196,522

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Z)	Value
Other Investment Company	$5,385,210	$—	$—	$5,385,210
Repurchase Agreement	—	2,637,460	—	2,637,460
Over-the-Counter Interest Rate Swaptions Purchased	—	131,323	—	131,323

Total Investments	$5,385,363	$720,075,226	$0	$725,460,589

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$2,875,286	$—	$2,875,286
Centrally Cleared Interest Rate Swap Agreements	—	825,536	—	825,536
Over-the-Counter Credit Default Swap Agreements	—	24,839	—	24,839
Futures Contracts (AA)	183,665	—	—	183,665
Forward Foreign Currency Contracts (AA)	—	1,770,632	—	1,770,632

Total Other Financial Instruments	$183,665	$5,496,293	$—	$5,679,958

LIABILITIES
Securities Sold Short
U.S. Government Agency Obligation	$—	$(4,005,117)	$—	$(4,005,117)

Total Securities Sold Short	$—	$(4,005,117)	$—	$(4,005,117)

Other Financial Instruments
Over-the-Counter Options Written	$—	$(5,931)	$—	$(5,931)
Over-the-Counter Interest Rate Swaptions Written	—	(225,503)	—	(225,503)
Centrally Cleared Credit Default Swap Agreements	—	(159,860)	—	(159,860)
Centrally Cleared Interest Rate Swap Agreements	—	(782,714)	—	(782,714)
Over-the-Counter Credit Default Swap Agreements	—	(10,557)	—	(10,557)
Futures Contracts (AA)	(2,146,606)	—	—	(2,146,606)
Forward Foreign Currency Contracts (AA)	—	(738,363)	—	(738,363)

Total Other Financial Instruments	$(2,146,606)	$(1,922,928)	$—	$(4,069,534)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the total value of 144A securities is $170,351,013, representing 26.2% of the Fund’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the total value of Regulation S securities is $25,483,378, representing 3.9% of the Fund’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $73,471,372, collateralized by cash collateral of $5,385,210 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $69,616,836. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Restricted security. At October 31, 2021, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Citigroup, Inc. Fixed until 06/03/2030, 2.57%, 06/03/2031	05/26/2020	$1,800,000	$1,815,822	0.3%

(H)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(I)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2021, the value of this security is $1,770,268, representing 0.3% of the Fund’s net assets.
(J)	Non-income producing securities.
(K)	Security deemed worthless.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2021, the value of the security is $0, representing less than 0.1% of the Fund’s net assets.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended October 31, 2021 was $67,519 at a weighted average interest rate of 0.09%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $407,003.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $4,023,306.
(Q)	Percentage rounds to less than 0.1% or (0.1)%.
(R)	Rates disclosed reflect the yields at October 31, 2021.
(S)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The value of the security is $270,965.
(T)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(U)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(V)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(W)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(X)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Y)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(Z)	Level 3 securities were not considered significant to the Fund.
(AA)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2021

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
BUXL	Bundesanleihen (German Long-Term Debt)
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
SOFRA	Secured Overnight Financing Rate Average
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2021

	Transamerica Core Bond	Transamerica Mid Cap Value	Transamerica Total Return
Assets:
Investments, at value (A) (B)	$847,502,245	$117,582,378	$722,823,129
Repurchase agreements, at value (C)	47,975,165	2,117,232	2,637,460
Cash	6,109	—	5,367
Cash collateral pledged at broker for:
Centrally cleared swap agreements	—	—	2,895,000
Futures contracts	—	—	953,000
OTC swap agreements, at value	—	—	24,839
Foreign currency, at value (D)	—	—	2,899,204
Receivables and other assets:
Investments sold	8,215,725	97,621	30,402
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	76,801,777
Net income from securities lending	5,052	18	4,947
Dividends	—	40,715	—
Interest	3,964,764	—	3,329,326
Tax reclaims	847	—	—
Variation margin receivable on centrally cleared swap agreements	—	—	321,912
Variation margin receivable on futures contracts	—	—	233,467
Unrealized appreciation on forward foreign currency contracts	—	—	1,770,632
Total assets	907,669,907	119,837,964	814,730,462

Liabilities:
Securities sold short, at value (E)	—	—	4,005,117
Cash collateral received upon return of:
Securities on loan	28,113,808	—	5,385,210
Cash collateral at broker for:
TBA commitments	—	—	516,000
OTC derivatives (G)	—	—	920,000
Written options and swaptions, at value (F)	—	—	231,434
OTC swap agreements, at value	—	—	10,557
Payables and other liabilities:
Investments purchased	215,056	80,256	2,352,559
When-issued, delayed-delivery, forward and TBA commitments purchased	6,531,717	—	149,852,461
Shares of beneficial interest redeemed	228	2,898	313
Investment management fees	324,043	87,810	371,462
Transfer agent fees	5,497	755	4,124
Trustees, CCO and deferred compensation fees	7,990	2,564	5,195
Audit and tax fees	42,594	18,660	43,855
Custody fees	41,947	3,226	33,928
Legal fees	6,767	870	5,145
Printing and shareholder reports fees	1,696	419	1,183
Registration fees	1,126	153	871
Other accrued expenses	10,461	2,912	8,481
Unrealized depreciation on forward foreign currency contracts	—	—	738,363
Total liabilities	35,302,930	200,523	164,486,258
Net assets	$872,366,977	$119,637,441	$650,244,204

Net assets consist of:
Paid-in capital	$838,794,906	$50,853,257	$648,821,893
Total distributable earnings (accumulated losses)	33,572,071	68,784,184	1,422,311
Net assets	$872,366,977	$119,637,441	$650,244,204
Shares outstanding (unlimited shares, no par value)	87,227,716	9,187,916	63,439,851
Net asset value and offering price per share	$10.00	$13.02	$10.25

(A) Investments, at cost	$818,010,174	$66,709,756	$707,530,214
(B) Securities on loan, at value	$52,824,212	$—	$73,471,372
(C) Repurchase agreements, at cost	$47,975,165	$2,117,232	$2,637,460
(D) Foreign currency, at cost	$—	$—	$2,940,477
(E) Proceeds received from securities sold short	$—	$—	$4,005,922
(F) Premium received on written options and swaptions	$—	$—	$(211,075)
(G)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS

For the year ended October 31, 2021

	Transamerica Core Bond	Transamerica Mid Cap Value	Transamerica Total Return
Investment Income:
Dividend income	$—	$1,719,234	$—
Interest income	24,054,386	—	17,334,714
Net income from securities lending	55,628	942	59,019
Withholding taxes on foreign income	—	—	(1,970)
Total investment income	24,110,014	1,720,176	17,391,763

Expenses:
Investment management fees	3,776,231	995,490	4,406,237
Transfer agent fees	63,966	8,545	49,219
Trustees, CCO and deferred compensation fees	25,562	4,868	19,320
Audit and tax fees	55,684	24,313	59,879
Custody fees	160,627	15,151	122,545
Legal fees	35,968	4,773	28,571
Printing and shareholder reports fees	10,425	2,324	9,632
Registration fees	8,830	2,944	7,362
Interest expense on sale-buybacks	—	—	56
Filing fees	10,219	5,898	10,173
Other	17,202	6,049	20,621
Total expenses before waiver and/or reimbursement and recapture	4,164,714	1,070,355	4,733,615
Expense waived and/or reimbursed	—	—	(290,914)
Recapture of previously waived and/or reimbursed fees:	—	—	30,918
Net expenses	4,164,714	1,070,355	4,473,619

Net investment income (loss)	19,945,300	649,821	12,918,144

Net realized gain (loss) on:
Investments	5,867,307	18,433,484	985,146
TBA Commitments	—	—	(868,679)
Written options and swaptions	—	—	229,313
Swap agreements	—	—	(307,622)
Futures contracts	—	—	374,870
Forward foreign currency contracts	—	—	(209,535)
Foreign currency transactions	—	—	578,304
Net realized gain (loss)	5,867,307	18,433,484	781,797

Net change in unrealized appreciation (depreciation) on:
Investments	(19,325,637)	23,405,637	(13,851,312)
TBA Commitments	—	—	805
Written options and swaptions	—	—	(51,057)
Swap agreements	—	—	2,211,133
Futures contracts	—	—	(1,905,402)
Forward foreign currency contracts	—	—	196,135
Translation of assets and liabilities denominated in foreign currencies	—	—	(88,884)
Net change in unrealized appreciation (depreciation)	(19,325,637)	23,405,637	(13,488,582)
Net realized and change in unrealized gain (loss)	(13,458,330)	41,839,121	(12,706,785)
Net increase (decrease) in net assets resulting from operations	$6,486,970	$42,488,942	$211,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Core Bond		Transamerica Mid Cap Value		Transamerica Total Return
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$19,945,300	$27,213,651	$649,821	$1,373,221	$12,918,144	$15,041,344
Net realized gain (loss)	5,867,307	38,095,329	18,433,484	16,642,257	781,797	16,591,857
Net change in unrealized appreciation (depreciation)	(19,325,637)	(2,365,994)	23,405,637	(31,718,264)	(13,488,582)	4,917,648
Net increase (decrease) in net assets resulting from operations	6,486,970	62,942,986	42,488,942	(13,702,786)	211,359	36,550,849

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(54,505,775)	(29,108,173)	(17,948,661)	(12,553,396)	(46,065,553)	(15,739,319)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(54,505,775)	(29,108,173)	(17,948,661)	(12,553,396)	(46,065,553)	(15,739,319)

Capital share transactions:
Proceeds from shares sold	66,642,905	49,620,438	1,076,608	5,664,279	40,494,202	112,284,909
Dividends and/or distributions reinvested	54,505,775	29,108,173	17,948,661	12,553,396	46,065,553	15,739,319
Cost of shares redeemed	(41,473,756)	(387,182,121)	(15,127,915)	(39,996,280)	(32,369,205)	(137,397,513)
Net increase (decrease) in net assets resulting from capital share transactions	79,674,924	(308,453,510)	3,897,354	(21,778,605)	54,190,550	(9,373,285)
Net increase (decrease) in net assets	31,656,119	(274,618,697)	28,437,635	(48,034,787)	8,336,356	11,438,245

Net assets:
Beginning of year	840,710,858	1,115,329,555	91,199,806	139,234,593	641,907,848	630,469,603
End of year	$872,366,977	$840,710,858	$119,637,441	$91,199,806	$650,244,204	$641,907,848

Capital share transactions - shares:
Shares issued	6,572,819	4,788,306	87,460	640,086	3,798,804	10,412,819
Shares reinvested	5,338,307	2,789,679	1,763,130	1,013,188	4,397,802	1,519,920
Shares redeemed	(4,074,508)	(36,865,899)	(1,267,978)	(3,729,366)	(3,095,809)	(13,048,016)
Net increase (decrease) in shares outstanding	7,836,618	(29,287,914)	582,612	(2,076,092)	5,100,797	(1,115,277)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.59	$10.26	$9.49	$9.97		$10.15

Investment operations:
Net investment income (loss) (A)	0.24	0.28	0.28	0.28		0.26
Net realized and unrealized gain (loss)	(0.16)	0.35	0.79	(0.46)		(0.15)
Total investment operations	0.08	0.63	1.07	(0.18)		0.11

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.30)	(0.30)	(0.30)		(0.29)
Net realized gains	(0.40)	—	—	—		—
Total dividends and/or distributions to shareholders	(0.67)	(0.30)	(0.30)	(0.30)		(0.29)

Net asset value, end of year	$10.00	$10.59	$10.26	$9.49		$9.97
Total return	0.77%	6.21%	11.40%	(1.84)%		1.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$872,367	$840,711	$1,115,330	$1,172,281		$1,309,829
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49%	0.48%	0.47%	0.46%		0.49%
Including waiver and/or reimbursement and recapture	0.49%	0.48%	0.47%	0.46	%(B)	0.49	%(B)
Net investment income (loss) to average net assets	2.34%	2.66%	2.83%	2.85%		2.60%
Portfolio turnover rate	27%	23%	13%	28%		29%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017
Net asset value, beginning of year	$10.60	$13.04	$15.42	$17.02		$15.60

Investment operations:
Net investment income (loss) (A)	0.07	0.13	0.14	0.20		0.14
Net realized and unrealized gain (loss)	4.44	(1.36)	0.85	(0.17	)(B)	2.44
Total investment operations	4.51	(1.23)	0.99	0.03		2.58

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.23)	(0.16)		(0.15)
Net realized gains	(1.95)	(1.05)	(3.14)	(1.47)		(1.01)
Total dividends and/or distributions to shareholders	(2.09)	(1.21)	(3.37)	(1.63)		(1.16)

Net asset value, end of year	$13.02	$10.60	$13.04	$15.42		$17.02
Total return	47.96%	(10.81)%	10.78%	(0.17)%		17.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$119,637	$91,200	$139,235	$152,116		$215,915
Expenses to average net assets	0.94%	0.94%	0.91%	0.91%		0.89%
Net investment income (loss) to average net assets	0.57%	1.19%	1.10%	1.25%		0.84%
Portfolio turnover rate	25%	19%	9%	19%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.00	$10.60	$9.84		$10.28	$10.43

Investment operations:
Net investment income (loss) (A)	0.21	0.26	0.29		0.23	0.22
Net realized and unrealized gain (loss)	(0.19)	0.41	0.73		(0.47)	0.06
Total investment operations	0.02	0.67	1.02		(0.24)	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.26)		(0.20)	(0.16)
Net realized gains	(0.56)	(0.08)	—		—	(0.27)
Total dividends and/or distributions to shareholders	(0.77)	(0.27)	(0.26)		(0.20)	(0.43)

Net asset value, end of year	$10.25	$11.00	$10.60		$9.84	$10.28
Total return	0.08%	6.50%	10.50%		(2.34)%	2.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$650,244	$641,908	$630,470		$746,042	$625,067
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.75%	0.75%		0.78%	0.76%
Including waiver and/or reimbursement and recapture	0.68%	0.68%	0.71	%(B)	0.75%	0.76%
Net investment income (loss) to average net assets	1.97%	2.45%	2.87%		2.31%	2.13%
Portfolio turnover rate (C)	29%	29%	32%		38%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS

At October 31, 2021

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
Transamerica Core Bond (“Core Bond”)
Transamerica Mid Cap Value (“Mid Cap Value”)
Transamerica Total Return (“Total Return”)

This report must be accompanied or preceded by each Fund’s current prospectuses, which contain additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2021, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Mid Cap Value	$1,328

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2021, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2021, if any, are identified within the Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2021, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by the Funds’ and the counterparty. Cash collateral that has been pledged to cover the obligations of the Funds’ and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by the Funds, if any, is disclosed within the Schedule of Investments. Typically, the Funds’ are permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to the Funds’ are not fully collateralized, contractually or otherwise, the Funds’ bear the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2021, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2021.

Repurchase agreements at October 31, 2021, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ portfolio turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2021, Total Return earned price drop fee income of $944. The price drop fee is included in Interest income within the Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statements of Assets and Liabilities. The interest expense is included within Interest income on the Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is included in Interest income on the Statements of Operations.

Open sale-buyback financing transactions at October 31, 2021, if any, are identified within the Schedule of Investments.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to he asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2021, if any, are included within the Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2021. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Core Bond
Securities Lending Transactions
Corporate Debt Securities	$2,576,601	$—	$—	$—	$2,576,601
U.S. Government Obligations	25,537,207	—	—	—	25,537,207
Total Securities Lending Transactions	$28,113,808	$—	$—	$—	$28,113,808
Total Borrowings	$28,113,808	$—	$—	$—	$28,113,808

Total Return
Securities Lending Transactions
Corporate Debt Securities	$5,385,210	$—	$—	$—	$5,385,210
Total Securities Lending Transactions	$5,385,210	$—	$—	$—	$5,385,210
Total Borrowings	$5,385,210	$—	$—	$—	$5,385,210

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open option contracts at October 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Funds, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at October 31, 2021, if any, are listed within the Schedule of Investments.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2021. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions:
Investments, at value (A)	$131,323	$—	$—	$—	$—	$131,323
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	825,536	—	—	2,875,286	—	3,700,822
OTC swaps:
OTC swap agreements, at value	—	—	—	24,839	—	24,839
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	183,665	—	—	—	—	183,665
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,770,632	—	—	—	1,770,632
Total	$1,140,524	$1,770,632	$—	$2,900,125	$—	$5,811,281

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Written options and swaptions:
Written options and swaptions, at value	$(231,434)	$—	$—	$—	$—	$(231,434)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(782,714)	—	—	(159,860)	—	(942,574)
OTC swaps:
OTC swap agreements, at value	—	—	—	(10,557)	—	(10,557)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(2,146,606)	—	—	—	—	(2,146,606)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(738,363)	—	—	—	(738,363)
Total	$(3,160,754)	$(738,363)	$—	$(170,417)	$—	$(4,069,534)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Written options and swaptions	$188,051	$41,262	$—	$—	$—	$229,313
Swap agreements	(1,029,242)	—	—	721,620	—	(307,622)
Futures contracts	374,870	—	—	—	—	374,870
Forward foreign currency contracts	—	(209,535)	—	—	—	(209,535)
Total	$(466,321)	$(168,273)	$—	$721,620	$—	$87,026

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (A)	$(79,990)	$—	$—	$—	$—	$(79,990)
Written options and swaptions	(51,057)	—	—	—	—	(51,057)
Swap agreements	1,883,409	—	—	327,724	—	2,211,133
Futures contracts	(1,905,402)	—	—	—	—	(1,905,402)
Forward foreign currency contracts	—	196,135	—	—	—	196,135
Total	$(153,040)	$196,135	$—	$327,724	$—	$370,819

(A)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2021.

Total Return
Options:
Average notional value of swaption contracts purchased	$1,698,908
Average value of option contracts written	(24,980)
Average notional value of swaption contracts written	(4,587,051)
Credit default swaps:
Average notional value – buy protection	1,476,923
Average notional value – sell protection	39,903,945
Interest rate swaps:
Average notional value – pays fixed rate	70,916,663
Average notional value – receives fixed rate	109,429,981
Futures contracts:
Average notional value of contracts – long	79,881,046
Average notional value of contracts – short	(16,342,618)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	25,700,456
Average contract amounts sold – in USD	122,014,950

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2021. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Total Return
Bank of America, N.A.	$7,113	$(7,113)	$—	$—	$68,522	$(7,113)	$—	$61,409
Barclays Bank PLC	17,675	—	—	17,675	—	—	—	—
BNP Paribas	577	(577)	—	—	52,017	(577)	—	51,440
Citibank, N.A.	415,732	(313,707)	—	102,025	313,707	(313,707)	—	—
Deutsche Bank AG	—	—	—	—	27,531	—	—	27,531
Goldman Sachs Bank	195,267	(195,267)	—	—	454,872	(195,267)	—	259,605
Goldman Sachs International	24,839	(10,557)	—	14,282	10,557	(10,557)	—	—
HSBC Bank USA	70,933	(29,470)	—	41,463	29,470	(29,470)	—	—
JPMorgan Chase Bank, N.A.	876,588	(23,678)	(710,000)	142,910	23,678	(23,678)	—	—
Standard Chartered Bank	98,591	—	—	98,591	—	—	—	—
UBS AG	219,479	—	(210,000)	9,479	—	—	—	—
Other Derivatives (C)	3,884,487	—	—	3,884,487	3,089,180	—	—	3,089,180

Total	$5,811,281	$(580,369)	$(920,000)	$4,310,912	$4,069,534	$(580,369)	$—	$3,489,165

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

7. RISK FACTORS (continued)

continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in a Fund will decline. A Fund may lose its entire investment in the equity securities of an issuer.

Fixed income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. A Fund may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A Fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of a Fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from a Fund. Increased redemptions could cause a Fund to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

Medium capitalization companies risk: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2021, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Core Bond	$808,858,661	92.72%
Mid Cap Value	112,782,216	94.27
Total Return	560,640,553	86.22

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365
Mid Cap Value
First $100 million	0.880
Over $100 million up to $750 million	0.830
Over $750 million up to $1.5 billion	0.810
Over $1.5 billion	0.800

Fund	Rate
Total Return
First $250 million	0.680%
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit	Operating Expense Limit Effective Through
Core Bond
Effective March 1, 2021	0.54%	March 1, 2022
Prior to March 1, 2021	0.60
Mid Cap Value	1.05	March 1, 2022
Total Return	0.68	March 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM during the year.

	Amounts Available
Fund	2019	2020	2021	Total
Total Return	$374,151	$406,410	$290,914	$1,071,475

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by each series of the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2021.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Funds and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2021, the Funds did not engage in cross-trade transactions.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$134,979,684	$95,745,027	$130,096,764	$94,389,083
Mid Cap Value	27,468,335	—	39,808,381	—
Total Return	122,448,449	52,100,979	152,417,892	49,253,600

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, dollar roll adjustment, swap interest receivable/payable, swap mark-to-market, premium amortization adjustments, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferral from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Core Bond	$866,036,763	$36,102,007	$(6,661,360)	$29,440,647
Mid Cap Value	69,592,295	51,092,128	(984,813)	50,107,315
Total Return	716,833,308	21,511,659	(12,935,868)	8,575,791

As of October 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Total Return	$1,773,882	$1,378,010

During the year ended October 31, 2021, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

	2021 Distributions Paid From:				2020 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Core Bond	$23,138,222	$—	$31,367,553	$—	$29,108,173	$—	$—	$—
Mid Cap Value	1,088,201	—	16,860,460	—	1,621,945	—	10,931,451	—
Total Return	35,197,503	—	10,868,050	—	15,739,319	—	—	—

As of October 31, 2021, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$316,202	$—	$3,815,222	$—	$—	$—	$29,440,647
Mid Cap Value	1,228,423	—	17,448,446	—	—	—	50,107,315
Total Return	1,264,601	—	—	(3,151,892)	—	(5,226,858)	8,536,460

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Core Bond, Transamerica Mid Cap Value and Transamerica Total Return and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Core Bond, Transamerica Mid Cap Value and Transamerica Total Return (collectively referred to as the “Funds”) (three of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, , and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Transamerica Funds) at October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2021

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2021, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Mid Cap Value	$1,088,201

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Mid Cap Value	100%

For tax purposes, the long-term capital gain designations for the year ended October 31, 2021 are as follows:

Fund	Long-Term Capital Gain Designation
Core Bond	$31,367,553
Mid Cap Value	16,860,460
Total Return	10,868,050

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 16-17, 2021, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Core Bond
Transamerica Mid Cap Value
Transamerica Total Return

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Core Bond	J.P. Morgan Investment Management Inc.
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2022.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design,

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2020. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I2 Shares, which is currently the sole class offered by the Funds. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2021.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 5- and 10-year periods and below its benchmark for the past 3-year period.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares, which is currently the sole class offered by the Funds. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by J.P. Morgan Investment Management Inc. is generally appropriate and in the best interests of the applicable Funds. The Board also noted that J.P. Morgan Investment Management Inc. participates in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2021

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 119 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

				119	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	114	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	114	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	114	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (75)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	114	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	114	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	114	N/A

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	114	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	114	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
(real estate)
					(2014 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2021

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present);

TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión; Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (50)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present);

Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

A special meeting of shareholders of the Transamerica Funds Trust was held on December 2, 2021. The results of the Proposal were as follows:

1.01: To elect Nominee Sandra N. Bane to the Board.

Proposal	Number of Shares
For	1,917,497,709
Against	67,837,134
Withheld	0

1.02: To elect Nominee Leo J. Hill to the Board.

Proposal	Number of Shares
For	1,913,791,429
Against	71,543,415
Withheld	0

1.03: To elect Nominee Kathleen T. Ives to the Board.

Proposal	Number of Shares
For	1,918,361,286
Against	66,973,558
Withheld	0

1.04: To elect Nominee David W. Jennings to the Board.

Proposal	Number of Shares
For	1,916,993,502
Against	68,341,341
Withheld	0

1.05: To elect Nominee Lauriann C. Kloppenburg to the Board.

Proposal	Number of Shares
For	1,918,169,569
Against	67,165,275
Withheld	0

1.06: To elect Nominee Fredric A. Nelson III to the Board.

Proposal	Number of Shares
For	1,917,770,021
Against	67,564,822
Withheld	0

1.07: To elect Nominee John E. Pelletier to the Board.

Proposal	Number of Shares
For	1,918,707,703
Against	66,627,141
Withheld	0

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING (continued)

(unaudited)

1.08: To elect Nominee Patricia L. Sawyer to the Board.

Proposal	Number of Shares
For	1,915,487,186
Against	69,847,658
Withheld	0

1.09: To elect Nominee Marijn P. Smit to the Board.

Proposal	Number of Shares
For	1,918,138,857
Against	67,195,987
Withheld	0

1.10: To elect Nominee John W. Waechter to the Board.

Proposal	Number of Shares
For	1,913,741,850
Against	71,592,993
Withheld	0

1.11: To elect Nominee Alan F. Warrick to the Board.

Proposal	Number of Shares
For	1,917,800,824
Against	67,534,019
Withheld	0

Transamerica Funds	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2021

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

1892186 10/21

© 2021 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be provided or made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2021.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began with a fierce second wave of the COVID-19 pandemic impacting the global economy. However, impressive medical data from vaccine developers provided much needed optimism pertaining to virus prevention as equity markets rallied into year-end against a backdrop of rebounding corporate earnings and economic growth. While the Federal Reserve (“Fed”) maintained the Fed Funds target range at 0%—0.25%, longer term rates began to creep upwards as the 10-year Treasury yield bounced hard off its record closing low of 0.52% in August 2020 and closed out the year at 0.93%.

With the calendar turning to 2021, U.S. equity markets continued to reach new highs as vaccine distribution was rolled out nationally. Economic growth was strong in the first quarter of the year. Long-term interest rates also rose rapidly during the quarter with the yield on the 10-year U.S. Treasury escalating to 1.74% by the end of March in recognition not only of rising economic growth, but also concerns of emerging inflation. With credit spreads tightening and approaching multi-year lows, this created a challenging environment for fixed income investors seeking yield but not wanting to take on higher credit or interest rate risk. Nonetheless, both stock prices and the economy forged ahead in the summer months as aggregate gross domestic product (“GDP”) completed a full recovery reaching pre-pandemic levels by the fall.

Early concerns surrounding rising inflation proved valid, however, as the April Consumer Price Index (“CPI”) produced its first year-over-year reading above 4.0% in over a decade, enroute to exceeding 5.0% by September. Shortly after September CPI was released, it was announced third quarter GDP had slowed to an annualized rate of 2.0% representing the slowest pace of growth since the recovery had begun the previous summer.

With elevated inflation and the risk of slowing economic growth, the Fed closed out the period in the unenviable position of considering how and when to back off some of the extraordinary stimulus it had provided markets since March 2020. Market expectations finished October with anticipation the Fed would begin tapering the open market asset purchases in the days to follow, perhaps officially beginning such reductions in the fourth quarter. It is sometimes said that “markets climb a wall of worry,” which seemed to be the case as the S&P 500® Index closed the fiscal year at an all-time high despite concerns of a slowing pace of economic growth, inflation and uncertain policy tightening.

For the one-year period ended October 31, 2021, the S&P 500® Index returned 42.91% while the MSCI EAFE Index, representing international developed market equities, returned 34.80%. During the same period, the Bloomberg US Aggregate Bond Index returned -0.48%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2021, and held for the entire six-month period until October 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)

Transamerica ClearTrack® 2015
Class R1	$1,000.00	$1,037.70	$5.86	$1,019.50	$5.80	1.14%
Class R3	1,000.00	1,039.50	4.58	1,020.70	4.53	0.89
Class R6	1,000.00	1,040.80	2.52	1,022.70	2.50	0.49

Transamerica ClearTrack® 2020
Class R1	1,000.00	1,040.00	5.96	1,019.40	5.90	1.16
Class R3	1,000.00	1,041.10	4.68	1,020.60	4.63	0.91
Class R6	1,000.00	1,043.60	2.63	1,022.60	2.60	0.51

Transamerica ClearTrack® 2025
Class R1	1,000.00	1,042.10	5.97	1,019.40	5.90	1.16
Class R3	1,000.00	1,044.10	4.69	1,020.60	4.63	0.91
Class R6	1,000.00	1,045.50	2.63	1,022.60	2.60	0.51

Transamerica ClearTrack® 2030
Class R1	1,000.00	1,046.90	6.04	1,019.30	5.95	1.17
Class R3	1,000.00	1,047.70	4.75	1,020.60	4.69	0.92
Class R6	1,000.00	1,050.20	2.69	1,022.60	2.65	0.52

Transamerica ClearTrack® 2035
Class R1	1,000.00	1,052.40	6.05	1,019.30	5.95	1.17
Class R3	1,000.00	1,054.00	4.76	1,020.60	4.69	0.92
Class R6	1,000.00	1,056.30	2.70	1,022.60	2.65	0.52

Transamerica ClearTrack® 2040
Class R1	1,000.00	1,057.70	6.07	1,019.30	5.95	1.17
Class R3	1,000.00	1,058.60	4.77	1,020.60	4.69	0.92
Class R6	1,000.00	1,061.10	2.70	1,022.60	2.65	0.52

Transamerica Funds	Annual Report 2021

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Ending Account Value October 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)

Transamerica ClearTrack® 2045
Class R1	$1,000.00	$1,062.00	$6.03	$1,019.40	$5.90	1.16%
Class R3	1,000.00	1,063.60	4.73	1,020.60	4.63	0.91
Class R6	1,000.00	1,065.40	2.66	1,022.60	2.60	0.51

Transamerica ClearTrack® 2050
Class R1	1,000.00	1,066.40	6.04	1,019.40	5.90	1.16
Class R3	1,000.00	1,068.00	4.74	1,020.60	4.63	0.91
Class R6	1,000.00	1,070.20	2.66	1,022.60	2.60	0.51

Transamerica ClearTrack® 2055
Class R1	1,000.00	1,068.40	6.05	1,019.40	5.90	1.16
Class R3	1,000.00	1,069.30	4.75	1,020.60	4.63	0.91
Class R6	1,000.00	1,071.60	2.66	1,022.60	2.60	0.51

Transamerica ClearTrack® 2060
Class R1	1,000.00	1,067.70	6.05	1,019.40	5.90	1.16
Class R3	1,000.00	1,069.30	4.75	1,020.60	4.63	0.91
Class R6	1,000.00	1,071.70	2.66	1,022.60	2.60	0.51

Transamerica ClearTrack® Retirement Income
Class R1	1,000.00	1,031.30	5.84	1,019.50	5.80	1.14
Class R3	1,000.00	1,032.20	4.56	1,020.70	4.53	0.89
Class R6	1,000.00	1,034.50	2.51	1,022.70	2.50	0.49

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2015 (Class R6) returned 17.19%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned 5.07%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2015 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities were the largest positive contributors. The underweight to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income also contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. Large-Cap ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.7%
U.S. Equity Funds	34.1
International Equity Funds	10.4
International Fixed Income Fund	6.6
Other Investment Company	3.3
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	16.40%	7.93%	5.74%	03/02/2015
Class R3 (NAV)	16.75%	N/A	11.08%	03/01/2019
Class R6 (NAV)	17.19%	8.64%	6.43%	03/02/2015
Dow Jones Target 2015 Index (A)	5.07%	4.50%	3.92%

(A) The Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 10.4%
Vanguard FTSE Developed Markets ETF	56,891	$2,965,159
Vanguard FTSE Emerging Markets ETF (A)	14,756	747,539

		3,712,698

International Fixed Income Fund - 6.6%
Vanguard Total International Bond ETF	41,623	2,358,775

U.S. Equity Funds - 34.1%
Schwab U.S. Large-Cap ETF (A)	103,992	11,565,990
Schwab U.S. Small-Cap ETF (A)	6,131	641,058

		12,207,048

U.S. Fixed Income Funds - 48.7%
iShares Core U.S. Aggregate Bond ETF	119,029	13,645,484
iShares TIPS Bond ETF	18,012	2,317,604
Xtrackers USD High Yield Corporate Bond ETF	37,840	1,506,789

		17,469,877

Total Exchange-Traded Funds (Cost $26,955,274)		35,748,398

OTHER INVESTMENT COMPANY - 3.3%
Securities Lending Collateral - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	1,177,267	1,177,267

Total Other Investment Company (Cost $1,177,267)		1,177,267

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $150,365 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $153,389.	$150,365	$ 150,365

Total Repurchase Agreement (Cost $150,365)		150,365

Total Investments (Cost $28,282,906)		37,076,030
Net Other Assets (Liabilities) - (3.5)%		(1,244,822)

Net Assets - 100.0%		$35,831,208

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$35,748,398	$—	$—	$35,748,398
Other Investment Company	1,177,267	—	—	1,177,267
Repurchase Agreement	—	150,365	—	150,365

Total Investments	$36,925,665	$150,365	$—	$37,076,030

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,152,876, collateralized by cash collateral of $1,177,267. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2020 (Class R6) returned 18.60%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned 7.77%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glidepath includes the use of a dynamic rebalancing strategy called Dynamic Risk Management, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and five years after the Fund’s target retirement date. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It generally works best during extended market declines, and performs less well in sideways, or oscillating markets.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2020 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities were the largest contributors. The underweight to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. Large-Cap ETF. Fixed Income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.1%
U.S. Equity Funds	36.8
International Equity Funds	13.0
International Fixed Income Fund	4.5
Other Investment Company	2.6
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(2.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	17.75%	4.65%	3.26%	03/02/2015
Class R3 (NAV)	18.02%	N/A	4.45%	03/01/2019
Class R6 (NAV)	18.60%	5.35%	3.93%	03/02/2015
Dow Jones Target 2020 Index (A)	7.77%	5.66%	4.74%

(A) The Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 13.0%
Vanguard FTSE Developed Markets ETF	75,385	$3,929,066
Vanguard FTSE Emerging Markets ETF (A)	19,141	969,683

		4,898,749

International Fixed Income Fund - 4.5%
Vanguard Total International Bond ETF	29,904	1,694,660

U.S. Equity Funds - 36.8%
Schwab U.S. Large-Cap ETF	118,260	13,152,877
Schwab U.S. Small-Cap ETF	7,155	748,127

		13,901,004

U.S. Fixed Income Funds - 45.1%
iShares Core U.S. Aggregate Bond ETF	121,083	13,880,955
iShares TIPS Bond ETF	14,218	1,829,430
Xtrackers USD High Yield Corporate Bond ETF	32,873	1,309,003

		17,019,388

Total Exchange-Traded Funds (Cost $33,007,067)		37,513,801

OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	980,611	980,611

Total Other Investment Company (Cost $980,611)		980,611

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $311,583 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $317,870.	$311,583	$ 311,583

Total Repurchase Agreement (Cost $311,583)		311,583

Total Investments (Cost $34,299,261)		38,805,995
Net Other Assets (Liabilities) - (2.8)%		(1,051,870)

Net Assets - 100.0%		$37,754,125

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$37,513,801	$—	$—	$37,513,801
Other Investment Company	980,611	—	—	980,611
Repurchase Agreement	—	311,583	—	311,583

Total Investments	$38,494,412	$311,583	$—	$38,805,995

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $959,956, collateralized by cash collateral of $980,611. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2025 (Class R6) returned 19.78%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned 11.93%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glidepath includes the use of a dynamic rebalancing strategy called Dynamic Risk Management, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and five years after the Fund’s target retirement date. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It generally works best during extended market declines, and performs less well in sideways, or oscillating markets.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2025 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities were the largest contributors. The underweight to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. Large-Cap ETF. Fixed income positions posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.1%
U.S. Equity Funds	39.8
International Equity Funds	15.8
Other Investment Company	6.2
International Fixed Income Fund	2.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	18.93%	5.16%	3.90%	03/02/2015
Class R3 (NAV)	19.33%	N/A	4.58%	03/01/2019
Class R6 (NAV)	19.78%	5.84%	4.57%	03/02/2015
Dow Jones Target 2025 Index (A)	11.93%	7.16%	5.79%

(A) The Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 15.8%
Vanguard FTSE Developed Markets ETF (A)	145,451	$7,580,906
Vanguard FTSE Emerging Markets ETF (A)	38,687	1,959,883

		9,540,789

International Fixed Income Fund - 2.4%
Vanguard Total International Bond ETF	25,549	1,447,862

U.S. Equity Funds - 39.8%
Schwab U.S. Large-Cap ETF	203,834	22,670,418
Schwab U.S. Small-Cap ETF	12,872	1,345,896

		24,016,314

U.S. Fixed Income Funds - 41.1%
iShares Core U.S. Aggregate Bond ETF	187,401	21,483,650
iShares TIPS Bond ETF	13,107	1,686,478
Xtrackers USD High Yield Corporate Bond ETF	41,084	1,635,965

		24,806,093

Total Exchange-Traded Funds (Cost $51,805,760)		59,811,058

OTHER INVESTMENT COMPANY - 6.2%
Securities Lending Collateral - 6.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	3,720,797	3,720,797

Total Other Investment Company (Cost $3,720,797)		3,720,797

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $583,067 on 11/01/2021. Collateralized by a U.S. Government Obligation, 0.75%, due 05/31/2026, and with a value of $594,825.	$583,067	$ 583,067

Total Repurchase Agreement (Cost $583,067)		583,067

Total Investments (Cost $56,109,624)		64,114,922
Net Other Assets (Liabilities) - (6.3)%		(3,799,750)

Net Assets - 100.0%		$60,315,172

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$59,811,058	$—	$—	$59,811,058
Other Investment Company	3,720,797	—	—	3,720,797
Repurchase Agreement	—	583,067	—	583,067

Total Investments	$63,531,855	$583,067	$—	$64,114,922

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,642,152, collateralized by cash collateral of $3,720,797. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2030 (Class R6) returned 23.02%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 16.88%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2030 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities were positive contributors. The underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income also contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. Large-Cap ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.2%
U.S. Fixed Income Funds	36.0
International Equity Funds	18.2
Other Investment Company	3.4
International Fixed Income Fund	1.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(3.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	22.17%	9.94%	7.51%	03/02/2015
Class R3 (NAV)	22.42%	N/A	12.91%	03/01/2019
Class R6 (NAV)	23.02%	10.67%	8.21%	03/02/2015
Dow Jones Target 2030 Index (A)	16.88%	8.90%	6.96%

(A) The Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 18.2%
Vanguard FTSE Developed Markets ETF	183,170	$9,546,821
Vanguard FTSE Emerging Markets ETF (A)	43,226	2,189,829

		11,736,650

International Fixed Income Fund - 1.0%
Vanguard Total International Bond ETF	10,863	615,606

U.S. Equity Funds - 44.2%
Schwab U.S. Large-Cap ETF	241,182	26,824,262
Schwab U.S. Small-Cap ETF	15,374	1,607,505

		28,431,767

U.S. Fixed Income Funds - 36.0%
iShares Core U.S. Aggregate Bond ETF	181,112	20,762,680
iShares TIPS Bond ETF	9,833	1,265,212
Xtrackers USD High Yield Corporate Bond ETF	28,731	1,144,068

		23,171,960

Total Exchange-Traded Funds (Cost $44,293,346)		63,955,983

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	2,214,538	2,214,538

Total Other Investment Company (Cost $2,214,538)		2,214,538

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $508,799 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $519,021.	$508,799	$ 508,799

Total Repurchase Agreement (Cost $508,799)		508,799

Total Investments (Cost $47,016,683)		66,679,320
Net Other Assets (Liabilities) - (3.6)%		(2,335,542)

Net Assets - 100.0%		$64,343,778

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$63,955,983	$—	$—	$63,955,983
Other Investment Company	2,214,538	—	—	2,214,538
Repurchase Agreement	—	508,799	—	508,799

Total Investments	$66,170,521	$508,799	$—	$66,679,320

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $2,167,893, collateralized by cash collateral of $2,214,538. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2035 (Class R6) returned 27.12%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 22.18%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2035 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities were positive contributors. The underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	51.3%
U.S. Fixed Income Funds	26.0
International Equity Funds	21.2
Other Investment Company	3.2
International Fixed Income Fund	1.0
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	26.33%	11.13%	8.34%	03/02/2015
Class R3 (NAV)	26.69%	N/A	14.27%	03/01/2019
Class R6 (NAV)	27.12%	11.85%	9.04%	03/02/2015
Dow Jones Target 2035 Index (A)	22.18%	10.52%	8.02%

(A) The Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 21.2%
Vanguard FTSE Developed Markets ETF	217,580	$11,340,270
Vanguard FTSE Emerging Markets ETF (A)	57,393	2,907,529

		14,247,799

International Fixed Income Fund - 1.0%
Vanguard Total International Bond ETF	11,052	626,317

U.S. Equity Funds - 51.3%
Schwab U.S. Large-Cap ETF	289,211	32,166,047
Schwab U.S. REIT ETF (A)	7,431	363,450
Schwab U.S. Small-Cap ETF	18,150	1,897,764

		34,427,261

U.S. Fixed Income Funds - 26.0%
iShares Core U.S. Aggregate Bond ETF	145,705	16,703,621
iShares TIPS Bond ETF	2,503	322,061
Xtrackers USD High Yield Corporate Bond ETF	11,065	440,608

		17,466,290

Total Exchange-Traded Funds (Cost $43,159,491)		66,767,667

OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	2,159,321	2,159,321

Total Other Investment Company (Cost $2,159,321)		2,159,321

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $419,671 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $428,070.	$419,671	$ 419,671

Total Repurchase Agreement (Cost $419,671)		419,671

Total Investments (Cost $45,738,483)		69,346,659
Net Other Assets (Liabilities) - (3.3)%		(2,224,332)

Net Assets - 100.0%		$67,122,327

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$66,767,667	$—	$—	$66,767,667
Other Investment Company	2,159,321	—	—	2,159,321
Repurchase Agreement	—	419,671	—	419,671

Total Investments	$68,926,988	$419,671	$—	$69,346,659

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,466,040, collateralized by cash collateral of $2,159,321 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $360,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2040 (Class R6) returned 29.69%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 27.29%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2040 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, overweight allocations to U.S. large-cap and international equities, along with an underweight to emerging markets, were positive contributors. The underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income also contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.9%
International Equity Funds	23.3
U.S. Fixed Income Funds	20.1
Other Investment Company	2.2
Repurchase Agreement	1.1
International Fixed Income Fund	0.5
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	28.88%	12.04%	8.89%	03/02/2015
Class R3 (NAV)	29.17%	N/A	15.04%	03/01/2019
Class R6 (NAV)	29.69%	12.78%	9.65%	03/02/2015
Dow Jones Target 2040 Index (A)	27.29%	11.96%	8.96%

(A) The Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Funds - 23.3%
Vanguard FTSE Developed Markets ETF	210,654	$10,979,286
Vanguard FTSE Emerging Markets ETF (A)	56,265	2,850,385

		13,829,671

International Fixed Income Fund - 0.5%
Vanguard Total International Bond ETF	4,940	279,950

U.S. Equity Funds - 54.9%
Schwab U.S. Large-Cap ETF	274,266	30,503,864
Schwab U.S. REIT ETF (A)	6,071	296,933
Schwab U.S. Small-Cap ETF	17,430	1,822,481

		32,623,278

U.S. Fixed Income Funds - 20.1%
iShares Core U.S. Aggregate Bond ETF	101,937	11,686,058
Xtrackers USD High Yield Corporate Bond ETF	7,021	279,576

		11,965,634

Total Exchange-Traded Funds (Cost $36,447,530)		58,698,533

OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	1,337,218	1,337,218

Total Other Investment Company (Cost $1,337,218)		1,337,218

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $650,924 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $663,952.	$650,924	$ 650,924

Total Repurchase Agreement (Cost $650,924)		650,924

Total Investments (Cost $38,435,672)		60,686,675
Net Other Assets (Liabilities) - (2.1)%		(1,249,643)

Net Assets - 100.0%		$59,437,032

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$58,698,533	$—	$—	$58,698,533
Other Investment Company	1,337,218	—	—	1,337,218
Repurchase Agreement	—	650,924	—	650,924

Total Investments	$60,035,751	$650,924	$—	$60,686,675

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,568,200, collateralized by cash collateral of $1,337,218 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $264,950. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2045 (Class R6) returned 33.39%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 31.56%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2045 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, overweight allocations to U.S. large cap was the primary positive contributor, while the underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	60.7%
International Equity Funds	25.4
U.S. Fixed Income Fund	12.9
Other Investment Company	5.5
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(5.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	32.47%	13.07%	9.65%	03/02/2015
Class R3 (NAV)	32.82%	N/A	16.19%	03/01/2019
Class R6 (NAV)	33.39%	13.81%	10.37%	03/02/2015
Dow Jones Target 2045 Index (A)	31.56%	13.04%	9.67%

(A) The Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 25.4%
Vanguard FTSE Developed Markets ETF	158,761	$8,274,624
Vanguard FTSE Emerging Markets ETF (A)	39,088	1,980,198

		10,254,822

U.S. Equity Funds - 60.7%
Schwab U.S. Large-Cap ETF	206,604	22,978,497
Schwab U.S. REIT ETF (A)	4,253	208,014
Schwab U.S. Small-Cap ETF	12,984	1,357,607

		24,544,118

U.S. Fixed Income Fund - 12.9%
iShares Core U.S. Aggregate Bond ETF	45,627	5,230,679

Total Exchange-Traded Funds (Cost $23,568,618)		40,029,619

OTHER INVESTMENT COMPANY - 5.5%
Securities Lending Collateral - 5.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	2,213,070	2,213,070

Total Other Investment Company (Cost $2,213,070)		2,213,070

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $448,309 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $457,301.	$448,309	$ 448,309

Total Repurchase Agreement (Cost $448,309)		448,309

Total Investments (Cost $26,229,997)		42,690,998
Net Other Assets (Liabilities) - (5.6)%		(2,275,246)

Net Assets - 100.0%		$40,415,752

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$40,029,619	$—	$—	$40,029,619
Other Investment Company	2,213,070	—	—	2,213,070
Repurchase Agreement	—	448,309	—	448,309

Total Investments	$42,242,689	$448,309	$—	$42,690,998

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,166,301, collateralized by cash collateral of $2,213,070. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2050 (Class R6) returned 35.97%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 34.44%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2050 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, overweight allocation to U.S. large cap was the primary positive contributor, while the underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.3%
International Equity Funds	26.7
Other Investment Company	14.7
U.S. Fixed Income Fund	7.6
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(14.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	35.17%	13.49%	9.95%	03/02/2015
Class R3 (NAV)	35.51%	N/A	16.94%	03/01/2019
Class R6 (NAV)	35.97%	14.24%	10.67%	03/02/2015
Dow Jones Target 2050 Index (A)	34.44%	13.68%	10.11%

(A) The Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 26.7%
Vanguard FTSE Developed Markets ETF (A)	143,748	$7,492,146
Vanguard FTSE Emerging Markets ETF (A)	34,741	1,759,979

		9,252,125

U.S. Equity Funds - 65.3%
Schwab U.S. Large-Cap ETF	190,270	21,161,829
Schwab U.S. REIT ETF (A)	3,616	176,859
Schwab U.S. Small-Cap ETF (A)	11,808	1,234,645

		22,573,333

U.S. Fixed Income Fund - 7.6%
iShares Core U.S. Aggregate Bond ETF	22,925	2,628,122

Total Exchange-Traded Funds (Cost $19,792,311)		34,453,580

OTHER INVESTMENT COMPANY - 14.7%
Securities Lending Collateral - 14.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	5,101,070	5,101,070

Total Other Investment Company (Cost $5,101,070)		5,101,070

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $205,376 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $209,503.	$205,376	$ 205,376

Total Repurchase Agreement (Cost $205,376)		205,376

Total Investments (Cost $25,098,757)		39,760,026
Net Other Assets (Liabilities) - (14.9)%		(5,168,268)

Net Assets - 100.0%		$34,591,758

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$34,453,580	$—	$—	$34,453,580
Other Investment Company	5,101,070	—	—	5,101,070
Repurchase Agreement	—	205,376	—	205,376

Total Investments	$39,554,650	$205,376	$—	$39,760,026

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,170,751, collateralized by cash collateral of $5,101,070 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $181,475. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2055 (Class R6) returned 36.63%. By comparison, its benchmark, the Dow Jones Target 2055 Index, returned 35.50%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2055 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocation to U.S. large-cap and underweight to emerging market equities were the primary positive contributors, while the underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	66.5%
International Equity Funds	28.1
Other Investment Company	27.4
U.S. Fixed Income Fund	6.3
Net Other Assets (Liabilities)	(28.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	35.71%	12.74%	07/07/2017
Class R3 (NAV)	36.09%	17.18%	03/01/2019
Class R6 (NAV)	36.63%	13.47%	07/07/2017
Dow Jones Target 2055 Index (A)	35.50%	12.93%

(A) The Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.9%
International Equity Funds - 28.1%
Vanguard FTSE Developed Markets ETF (A)	4,338	$226,096
Vanguard FTSE Emerging Markets ETF (A)	1,116	56,537

		282,633

U.S. Equity Funds - 66.5%
Schwab U.S. Large-Cap ETF	5,623	625,390
Schwab U.S. REIT ETF	111	5,429
Schwab U.S. Small-Cap ETF (A)	357	37,328

		668,147

U.S. Fixed Income Fund - 6.3%
iShares Core U.S. Aggregate Bond ETF	548	62,822

Total Exchange-Traded Funds (Cost $702,065)		1,013,602

	Shares	Value
OTHER INVESTMENT COMPANY - 27.4%
Securities Lending Collateral - 27.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	275,451	$ 275,451

Total Other Investment Company (Cost $275,451)		275,451

Total Investments (Cost $977,516)		1,289,053
Net Other Assets (Liabilities) - (28.3)%		(283,945)

Net Assets - 100.0%		$1,005,108

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,013,602	$—	$—	$1,013,602
Other Investment Company	275,451	—	—	275,451

Total Investments	$1,289,053	$—	$—	$1,289,053

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $269,624, collateralized by cash collateral of $275,451. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® 2060 (Class R6) returned 36.67%. By comparison, its benchmark, the Dow Jones Target 2060 Index, returned 35.50%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Dow Jones Target 2060 Index. Asset allocation was the primary factor in outperformance, as the Fund is generally overweight equity. Within equities, the overweight allocation to U.S. large-cap and underweight to emerging market equities were the primary positive contributors, while the underweight allocation to U.S. small cap detracted. In the fixed income sector, the underweight allocations to international and U.S. fixed income contributed positively. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. REIT ETF. Fixed income holdings posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	66.4%
International Equity Funds	28.1
Other Investment Company	26.9
U.S. Fixed Income Fund	6.2
Net Other Assets (Liabilities)	(27.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	35.75%	12.75%	07/07/2017
Class R3 (NAV)	36.10%	17.21%	03/01/2019
Class R6 (NAV)	36.67%	13.48%	07/07/2017
Dow Jones Target 2060 Index (A)	35.50%	12.94%

(A) The Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.7%
International Equity Funds - 28.1%
Vanguard FTSE Developed Markets ETF (A)	4,063	$211,764
Vanguard FTSE Emerging Markets ETF (A)	1,046	52,990

		264,754

U.S. Equity Funds - 66.4%
Schwab U.S. Large-Cap ETF	5,267	585,796
Schwab U.S. REIT ETF	104	5,087
Schwab U.S. Small-Cap ETF (A)	331	34,609

		625,492

U.S. Fixed Income Fund - 6.2%
iShares Core U.S. Aggregate Bond ETF	510	58,466

Total Exchange-Traded Funds (Cost $655,351)		948,712

	Shares	Value
OTHER INVESTMENT COMPANY - 26.9%
Securities Lending Collateral - 26.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	253,976	$ 253,976

Total Other Investment Company (Cost $253,976)		253,976

Total Investments (Cost $909,327)		1,202,688
Net Other Assets (Liabilities) - (27.6)%		(260,005)

Net Assets - 100.0%		$942,683

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$948,712	$—	$—	$948,712
Other Investment Company	253,976	—	—	253,976

Total Investments	$1,202,688	$—	$—	$1,202,688

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $248,618, collateralized by cash collateral of $253,976. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose during the 12-month period ended October 31, 2021, as vaccine distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Broad U.S. equity market indexes reached new highs during the reporting period. Following a September downturn, they collectively retraced to all-time highs in October 2021 as robust corporate earnings and a sharp drop in COVID-19 cases lifted investor sentiment.

Yields on most short-dated U.S. Treasury bills finished the reporting period lower, while yields on longer-dated U.S. Treasury notes and bonds finished the period sharply higher.

Gold prices were rangebound from late June through October as traders weighed inflation worries against expectations that central banks will reduce stimulus and begin considering rate hikes. They finished the reporting period lower.

During the latter months of the reporting period, an emerging shortfall in global energy supplies spilled into crude oil markets, pushing Brent crude front-month futures, the global benchmark, to their highest price levels in years.

PERFORMANCE

For the year ended October 31, 2021, Transamerica ClearTrack® Retirement Income (Class R6) returned 12.58%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica ClearTrack® Retirement Income Blended Benchmark, returned -0.48% and 13.14%, respectively.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. This Fund has a static target allocation to these asset classes.

For the year ended October 31, 2021, the Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index. Sub asset class allocation was the primary factor in outperformance. Within equities, the allocation to U.S. large cap was the largest positive contributor. Positive effects also came from international and small cap equities. In the fixed income sector, high yield bonds and treasury inflation-protected securities were positive contributors, while international fixed income detracted. In absolute terms, all of the Fund’s equity holdings posted positive returns. The top performing holdings were the Schwab U.S. Small-Cap ETF and Schwab U.S. Large-Cap ETF. Fixed income positions posted mixed returns.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.7%
U.S. Equity Funds	28.0
International Fixed Income Fund	10.5
Other Investment Company	6.6
International Equity Funds	5.5
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	11.91%	6.49%	5.08%	03/02/2015
Class R3 (NAV)	12.10%	N/A	9.45%	03/01/2019
Class R6 (NAV)	12.58%	7.19%	5.76%	03/02/2015
Bloomberg US Aggregate Bond Index (A)	(0.48)%	3.10%	2.97%
Transamerica ClearTrack® Retirement Income Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H) (I)	13.14%	6.87%	5.57%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg US Aggregate Bond Index, 15% Bloomberg Global Aggregate ex USD, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 5% MSCI US REIT Index Gross, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 42% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-US, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity REITs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg Global Aggregate ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(G) The MSCI US REIT Index Gross is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts.

(H) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(I) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2021

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.7%
International Equity Funds - 5.5%
Vanguard FTSE Developed Markets ETF (A)	50,267	$2,619,916
Vanguard FTSE Emerging Markets ETF (A)	14,814	750,477

		3,370,393

International Fixed Income Fund - 10.5%
Vanguard Total International Bond ETF (A)	113,036	6,405,750

U.S. Equity Funds - 28.0%
Schwab U.S. Large-Cap ETF (A)	145,452	16,177,172
Schwab U.S. Small-Cap ETF (A)	8,140	851,118

		17,028,290

U.S. Fixed Income Funds - 54.7%
iShares Core U.S. Aggregate Bond ETF	226,369	25,950,942
iShares TIPS Bond ETF	30,060	3,867,820
Xtrackers USD High Yield Corporate Bond ETF	88,796	3,535,857

		33,354,619

Total Exchange-Traded Funds (Cost $49,426,983)		60,159,052

OTHER INVESTMENT COMPANY - 6.6%
Securities Lending Collateral - 6.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	4,004,497	4,004,497

Total Other Investment Company (Cost $4,004,497)		4,004,497

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 0.00% (B), dated 10/29/2021, to be repurchased at $867,375 on 11/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 08/15/2026, and with a value of $884,760.	$867,375	$ 867,375

Total Repurchase Agreement (Cost $867,375)		867,375

Total Investments (Cost $54,298,855)		65,030,924
Net Other Assets (Liabilities) - (6.7)%		(4,096,877)

Net Assets - 100.0%		$60,934,047

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$60,159,052	$—	$—	$60,159,052
Other Investment Company	4,004,497	—	—	4,004,497
Repurchase Agreement	—	867,375	—	867,375

Total Investments	$64,163,549	$867,375	$—	$65,030,924

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,138,422, collateralized by cash collateral of $4,004,497 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $224,175. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2021

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$36,925,665	$38,494,412	$63,531,855	$66,170,521	$68,926,988
Repurchase agreements, at value (C)	150,365	311,583	583,067	508,799	419,671
Receivables and other assets:
Net income from securities lending	884	539	544	501	907
Shares of beneficial interest sold	—	1,864	9,711	12,228	27,850
Total assets	37,076,914	38,808,398	64,125,177	66,692,049	69,375,416

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,177,267	980,611	3,720,797	2,214,538	2,159,321
Payables and other liabilities:
Shares of beneficial interest redeemed	4,698	6,683	256	36,844	39
Investment management fees	25,295	28,166	37,429	43,053	38,360
Distribution and service fees	14,825	15,598	24,792	26,532	27,648
Transfer agent fees	4,676	4,918	7,820	8,365	8,717
Trustees, CCO and deferred compensation fees	944	221	264	236	236
Audit and tax fees	14,942	14,957	15,050	15,063	15,069
Custody fees	291	278	305	314	334
Legal fees	283	306	472	482	498
Printing and shareholder reports fees	320	335	386	377	385
Registration fees	48	49	81	85	88
Other accrued expenses	2,117	2,151	2,353	2,382	2,394
Total liabilities	1,245,706	1,054,273	3,810,005	2,348,271	2,253,089
Net assets	$35,831,208	$37,754,125	$60,315,172	$64,343,778	$67,122,327

Net assets consist of:
Paid-in capital	$25,777,702	$31,766,554	$50,367,444	$42,816,774	$41,490,498
Total distributable earnings (accumulated losses)	10,053,506	5,987,571	9,947,728	21,527,004	25,631,829
Net assets	$35,831,208	$37,754,125	$60,315,172	$64,343,778	$67,122,327
Net assets by class:
Class R1	$35,199,327	$37,150,126	$58,821,212	$63,252,268	$66,023,402
Class R3	13,236	11,236	11,271	13,833	14,284
Class R6	618,645	592,763	1,482,689	1,077,677	1,084,641
Shares outstanding (unlimited shares, no par value):
Class R1	2,841,506	3,488,403	5,283,280	4,568,130	4,505,743
Class R3	1,069	1,057	1,014	1,000	976
Class R6	49,455	55,107	131,761	76,891	73,134
Net asset value per share:
Class R1	$12.39	$10.65	$11.13	$13.85	$14.65
Class R3	12.38	10.63	11.12	13.83	14.63	(D)
Class R6	12.51	10.76	11.25	14.02	14.83

(A) Investments, at cost	$28,132,541	$33,987,678	$55,526,557	$46,507,884	$45,318,812
(B) Securities on loan, at value	$1,152,876	$959,956	$3,642,152	$2,167,893	$2,466,040
(C) Repurchase agreements, at cost	$150,365	$311,583	$583,067	$508,799	$419,671

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050		Transamerica ClearTrack® 2055		Transamerica ClearTrack® 2060
Assets:
Investments, at value (A) (B)	$60,035,751	$42,242,689	$39,554,650		$1,289,053		$1,202,688
Repurchase agreements, at value (C)	650,924	448,309	205,376		—		—
Cash	—	—	—		11,339		12,290
Receivables and other assets:
Net income from securities lending	800	658	842		54		51
Shares of beneficial interest sold	172,762	5,899	149		1,786		3,203
Total assets	60,860,237	42,697,555	39,761,017		1,302,232		1,218,232

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,337,218	2,213,070	5,101,070		275,451		253,976
Payables and other liabilities:
Shares of beneficial interest redeemed	18	1,600	6,803		42		27
Investment management fees	35,110	27,225	24,904		4,414		4,584
Distribution and service fees	24,403	16,543	14,082		177		178
Transfer agent fees	7,693	5,217	4,443		61		61
Trustees, CCO and deferred compensation fees	210	151	119		64		24
Audit and tax fees	15,038	14,948	14,923		14,777		14,777
Custody fees	304	248	234		139		155
Legal fees	441	293	250		6		6
Printing and shareholder reports fees	364	324	311		231		1
Registration fees	77	52	45		1		1
Other accrued expenses	2,329	2,132	2,075		1,761		1,759
Total liabilities	1,423,205	2,281,803	5,169,259		297,124		275,549
Net assets	$59,437,032	$40,415,752	$34,591,758		$1,005,108		$942,683

Net assets consist of:
Paid-in capital	$35,283,064	$22,907,534	$19,043,611		$677,371		$631,151
Total distributable earnings (accumulated losses)	24,153,968	17,508,218	15,548,147		327,737		311,532
Net assets	$59,437,032	$40,415,752	$34,591,758		$1,005,108		$942,683
Net assets by class:
Class R1	$58,588,922	$39,666,632	$33,723,203		$419,696		$419,932
Class R3	14,539	14,932	15,187		15,275		15,284
Class R6	833,571	734,188	853,368		570,137		507,467
Shares outstanding (unlimited shares, no par value):
Class R1	3,898,973	2,516,348	2,038,466		27,411		27,438
Class R3	969	950	921		999		1,000
Class R6	54,569	45,997	50,910		36,994		32,944
Net asset value per share:
Class R1	$15.03	$15.76	$16.54		$15.31		$15.30
Class R3	15.00	15.72	16.50	(D)	15.28	(D)	15.28
Class R6	15.28	15.96	16.76		15.41		15.40

(A) Investments, at cost	$37,784,748	$25,781,688	$24,893,381		$977,516		$909,327
(B) Securities on loan, at value	$1,568,200	$2,166,301	$5,170,751		$269,624		$248,618
(C) Repurchase agreements, at cost	$650,924	$448,309	$205,376		$—		$—

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2021

Transamerica ClearTrack® Retirement Income
Assets:
Investments, at value (A) (B)	$64,163,549
Repurchase agreements, at value (C)	867,375
Receivables and other assets:
Net income from securities lending	941
Shares of beneficial interest sold	32
Total assets	65,031,897

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,004,497
Payables and other liabilities:
Shares of beneficial interest redeemed	6,259
Investment management fees	33,477
Distribution and service fees	25,371
Transfer agent fees	7,997
Trustees, CCO and deferred compensation fees	230
Audit and tax fees	15,061
Custody fees	305
Legal fees	480
Printing and shareholder reports fees	381
Registration fees	80
Other accrued expenses	3,712
Total liabilities	4,097,850
Net assets	$60,934,047

Net assets consist of:
Paid-in capital	$48,234,799
Total distributable earnings (accumulated losses)	12,699,248
Net assets	$60,934,047
Net assets by class:
Class R1	$60,379,905
Class R3	12,726
Class R6	541,416
Shares outstanding (unlimited shares, no par value):
Class R1	5,092,106
Class R3	1,073
Class R6	45,142
Net asset value per share:
Class R1	$11.86
Class R3	11.86
Class R6	11.99

(A) Investments, at cost	$53,431,480
(B) Securities on loan, at value	$4,138,422
(C) Repurchase agreements, at cost	$867,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS

For the year ended October 31, 2021

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Investment Income:
Dividend income	$681,465	$723,567	$1,087,985	$1,112,677	$1,104,444
Net income from securities lending	17,376	17,001	17,175	18,023	18,119
Total investment income	698,841	740,568	1,105,160	1,130,700	1,122,563

Expenses:
Investment management fees	136,916	147,336	228,695	238,014	246,565
Distribution and service fees:
Class R1	177,084	191,037	293,633	308,421	319,563
Class R3	32	27	27	33	33
Transfer agent fees
Class R1	55,782	60,176	92,495	97,153	100,663
Class R3	20	17	17	21	21
Class R6	45	42	108	70	72
Trustees, CCO and deferred compensation fees	1,579	878	1,325	1,390	1,433
Audit and tax fees	18,644	18,631	18,774	18,851	18,864
Custody fees	1,760	2,150	2,225	1,995	2,160
Legal fees	1,950	2,050	3,023	3,174	3,271
Printing and shareholder reports fees	4,612	4,851	6,430	7,068	7,195
Registration fees	42,317	42,336	42,510	42,531	42,550
Filing fees	7,939	11,353	11,377	7,969	7,972
Other	809	794	1,218	1,405	1,446
Total expenses before waiver and/or reimbursement and recapture	449,489	481,678	701,857	728,095	751,808
Expenses waived and/or reimbursed:
Class R1	(55,313)	(58,224)	(48,705)	(34,878)	(34,833)
Class R3	(22)	(18)	(9)	(9)	(8)
Class R6	(946)	(879)	(1,224)	(564)	(540)
Recapture of previously waived and/or reimbursed fees:
Class R1	14,163	19,434	30,034	27,397	29,561
Class R3	7	7	6	7	7
Class R6	248	316	765	450	461
Net expenses	407,626	442,314	682,724	720,498	746,456

Net investment income (loss)	291,215	298,254	422,436	410,202	376,107

Net realized gain (loss) on:
Investments	1,539,395	1,373,899	1,843,865	1,787,061	2,101,093
Capital gain distributions received from unaffiliated exchange-traded funds	126	545	671	226	535
Net realized gain (loss)	1,539,521	1,374,444	1,844,536	1,787,287	2,101,628

Net change in unrealized appreciation (depreciation) on:
Investments	3,582,633	4,702,472	8,169,398	9,870,171	12,142,956
Net realized and change in unrealized gain (loss)	5,122,154	6,076,916	10,013,934	11,657,458	14,244,584
Net increase (decrease) in net assets resulting from operations	$5,413,369	$6,375,170	$10,436,370	$12,067,660	$14,620,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Investment Income:
Dividend income	$971,132	$641,870	$547,207	$14,980	$14,114
Net income from securities lending	18,931	19,620	15,615	806	787
Total investment income	990,063	661,490	562,822	15,786	14,901

Expenses:
Investment management fees	217,770	145,544	124,376	3,426	3,213
Distribution and service fees:
Class R1	282,350	188,265	159,526	1,929	1,930
Class R3	34	35	35	35	35
Transfer agent fees
Class R1	88,941	59,304	50,251	607	608
Class R3	21	22	22	22	22
Class R6	62	47	61	38	33
Trustees, CCO and deferred compensation fees	1,266	860	730	81	41
Audit and tax fees	18,813	18,660	18,623	18,376	18,376
Custody fees	2,059	1,778	1,918	1,528	1,626
Legal fees	2,928	2,035	1,782	310	308
Printing and shareholder reports fees	6,651	5,004	4,610	1,459	1,228
Registration fees	42,488	42,335	42,290	43,613	43,612
Filing fees	7,963	7,944	7,939	7,904	7,904
Other	1,294	850	739	22	20
Total expenses before waiver and/or reimbursement and recapture	672,640	472,683	412,902	79,350	78,956
Expenses waived and/or reimbursed:
Class R1	(39,606)	(48,744)	(51,904)	(36,199)	(38,584)
Class R3	(9)	(19)	(24)	(1,316)	(1,402)
Class R6	(618)	(845)	(1,336)	(47,386)	(44,822)
Recapture of previously waived and/or reimbursed fees:
Class R1	26,589	16,791	14,372	5,344	5,700
Class R3	6	7	8	194	207
Class R6	428	307	382	7,236	6,845
Net expenses	659,430	440,180	374,400	7,223	6,900

Net investment income (loss)	330,633	221,310	188,422	8,563	8,001

Net realized gain (loss) on:
Investments	1,896,426	1,050,607	823,787	13,917	15,197
Capital gain distributions received from unaffiliated exchange-traded funds	8	—	—	—	—
Net realized gain (loss)	1,896,434	1,050,607	823,787	13,917	15,197

Net change in unrealized appreciation (depreciation) on:
Investments	11,842,273	9,049,585	8,394,815	236,148	220,512
Net realized and change in unrealized gain (loss)	13,738,707	10,100,192	9,218,602	250,065	235,709
Net increase (decrease) in net assets resulting from operations	$14,069,340	$10,321,502	$9,407,024	$258,628	$243,710

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2021

Transamerica ClearTrack® Retirement Income
Investment Income:
Dividend income	$1,163,982
Net income from securities lending	18,547
Total investment income	1,182,529

Expenses:
Investment management fees	232,123
Distribution and service fees:
Class R1	302,573
Class R3	31
Transfer agent fees
Class R1	95,311
Class R3	19
Class R6	42
Trustees, CCO and deferred compensation fees	1,320
Audit and tax fees	18,837
Custody fees	1,993
Legal fees	3,113
Printing and shareholder reports fees	7,233
Registration fees	42,517
Filing fees	7,963
Other	12,572
Total expenses before waiver and/or reimbursement and recapture	725,647
Expenses waived and/or reimbursed:
Class R1	(48,684)
Class R3	(10)
Class R6	(454)
Recapture of previously waived and/or reimbursed fees:
Class R1	16,079
Class R3	4
Class R6	153
Net expenses	692,735

Net investment income (loss)	489,794

Net realized gain (loss) on:
Investments	1,902,002
Capital gain distributions received from unaffiliated exchange-traded funds	2,529
Net realized gain (loss)	1,904,531

Net change in unrealized appreciation (depreciation) on:
Investments	4,431,110
Net realized and change in unrealized gain (loss)	6,335,641
Net increase (decrease) in net assets resulting from operations	$6,825,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica ClearTrack® 2015		Transamerica ClearTrack® 2020		Transamerica ClearTrack® 2025
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$291,215	$432,840	$298,254	$200,224	$422,436	$265,182
Net realized gain (loss)	1,539,521	687,051	1,374,444	883,215	1,844,536	1,251,764
Net change in unrealized appreciation (depreciation)	3,582,633	794,920	4,702,472	(6,281,562)	8,169,398	(9,818,712)
Net increase (decrease) in net assets resulting from operations	5,413,369	1,914,811	6,375,170	(5,198,123)	10,436,370	(8,301,766)

Dividends and/or distributions to shareholders:
Class R1	(964,670)	(1,199,368)	(23,137)	(2,250,540)	(1,172,851)	(1,936,113)
Class R3	(367)	(387)	(38)	(521)	(240)	(318)
Class R6	(21,652)	(14,893)	(4,059)	(23,186)	(47,195)	(42,780)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(986,689)	(1,214,648)	(27,234)	(2,274,247)	(1,220,286)	(1,979,211)

Capital share transactions:
Proceeds from shares sold:
Class R1	511,022	1,340,703	1,746,103	1,478,545	2,721,140	1,901,962
Class R6	26,529	180,875	75,900	195,207	208,146	1,307,297
	537,551	1,521,578	1,822,003	1,673,752	2,929,286	3,209,259
Dividends and/or distributions reinvested:
Class R1	964,670	1,199,368	23,137	2,250,540	1,172,851	1,936,113
Class R3	367	387	38	521	240	318
Class R6	21,652	14,893	4,059	23,186	47,195	42,780
	986,689	1,214,648	27,234	2,274,247	1,220,286	1,979,211
Cost of shares redeemed:
Class R1	(4,533,085)	(7,223,094)	(8,345,604)	(10,515,947)	(10,053,418)	(11,768,844)
Class R6	(103,740)	(1,495)	(69,340)	(97,966)	(593,338)	(856,785)
	(4,636,825)	(7,224,589)	(8,414,944)	(10,613,913)	(10,646,756)	(12,625,629)
Net increase (decrease) in net assets resulting from capital share transactions	(3,112,585)	(4,488,363)	(6,565,707)	(6,665,914)	(6,497,184)	(7,437,159)
Net increase (decrease) in net assets	1,314,095	(3,788,200)	(217,771)	(14,138,284)	2,718,900	(17,718,136)

Net assets:
Beginning of year	34,517,113	38,305,313	37,971,896	52,110,180	57,596,272	75,314,408
End of year	$35,831,208	$34,517,113	$37,754,125	$37,971,896	$60,315,172	$57,596,272

Capital share transactions - shares:
Shares issued:
Class R1	42,793	129,032	173,047	156,177	253,792	187,154
Class R6	2,216	17,711	7,445	20,892	19,497	132,904
	45,009	146,743	180,492	177,069	273,289	320,058
Shares reinvested:
Class R1	83,594	113,041	2,349	214,541	114,648	173,331
Class R3	31	37	4	50	24	28
Class R6	1,868	1,397	410	2,200	4,586	3,806
	85,493	114,475	2,763	216,791	119,258	177,165
Shares redeemed:
Class R1	(384,254)	(695,425)	(828,014)	(1,081,110)	(951,188)	(1,155,720)
Class R6	(8,862)	(139)	(6,853)	(10,530)	(56,836)	(87,236)
	(393,116)	(695,564)	(834,867)	(1,091,640)	(1,008,024)	(1,242,956)
Net increase (decrease) in shares outstanding:
Class R1	(257,867)	(453,352)	(652,618)	(710,392)	(582,748)	(795,235)
Class R3	31	37	4	50	24	28
Class R6	(4,778)	18,969	1,002	12,562	(32,753)	49,474
	(262,614)	(434,346)	(651,612)	(697,780)	(615,477)	(745,733)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2030		Transamerica ClearTrack® 2035		Transamerica ClearTrack® 2040
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$410,202	$630,936	$376,107	$625,359	$330,633	$566,378
Net realized gain (loss)	1,787,287	1,034,788	2,101,628	799,720	1,896,434	1,042,713
Net change in unrealized appreciation (depreciation)	9,870,171	1,301,552	12,142,956	1,368,395	11,842,273	931,849
Net increase (decrease) in net assets resulting from operations	12,067,660	2,967,276	14,620,691	2,793,474	14,069,340	2,540,940

Dividends and/or distributions to shareholders:
Class R1	(1,610,860)	(1,624,355)	(1,490,594)	(1,190,693)	(1,548,456)	(1,204,569)
Class R3	(369)	(343)	(334)	(257)	(392)	(284)
Class R6	(27,672)	(13,470)	(29,820)	(14,659)	(41,403)	(23,108)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,638,901)	(1,638,168)	(1,520,748)	(1,205,609)	(1,590,251)	(1,227,961)

Capital share transactions:
Proceeds from shares sold:
Class R1	3,737,656	1,149,251	2,784,176	2,837,995	1,601,543	1,672,126
Class R6	211,988	616,359	311,106	329,719	180,380	336,550
	3,949,644	1,765,610	3,095,282	3,167,714	1,781,923	2,008,676
Dividends and/or distributions reinvested:
Class R1	1,610,860	1,624,355	1,490,594	1,190,693	1,548,456	1,204,569
Class R3	369	343	334	257	392	284
Class R6	27,672	13,470	29,820	14,659	41,403	23,108
	1,638,901	1,638,168	1,520,748	1,205,609	1,590,251	1,227,961
Cost of shares redeemed:
Class R1	(6,516,056)	(7,336,351)	(6,674,395)	(7,735,426)	(6,336,961)	(6,423,631)
Class R6	(67,283)	(291,968)	(324,554)	(30,956)	(663,278)	(129,359)
	(6,583,339)	(7,628,319)	(6,998,949)	(7,766,382)	(7,000,239)	(6,552,990)
Net increase (decrease) in net assets resulting from capital share transactions	(994,794)	(4,224,541)	(2,382,919)	(3,393,059)	(3,628,065)	(3,316,353)
Net increase (decrease) in net assets	9,433,965	(2,895,433)	10,717,024	(1,805,194)	8,851,024	(2,003,374)

Net assets:
Beginning of year	54,909,813	57,805,246	56,405,303	58,210,497	50,586,008	52,589,382
End of year	$64,343,778	$54,909,813	$67,122,327	$56,405,303	$59,437,032	$50,586,008

Capital share transactions - shares:
Shares issued:
Class R1	288,057	106,662	205,236	246,139	111,984	149,286
Class R6	16,016	57,011	22,564	29,556	12,680	30,463
	304,073	163,673	227,800	275,695	124,664	179,749
Shares reinvested:
Class R1	127,948	141,865	114,047	101,508	116,865	101,139
Class R3	29	30	26	21	29	24
Class R6	2,184	1,169	2,266	1,242	3,090	1,921
	130,161	143,064	116,339	102,771	119,984	103,084
Shares redeemed:
Class R1	(496,098)	(654,323)	(487,073)	(687,311)	(456,155)	(565,501)
Class R6	(5,254)	(27,322)	(24,058)	(2,801)	(48,542)	(10,912)
	(501,352)	(681,645)	(511,131)	(690,112)	(504,697)	(576,413)
Net increase (decrease) in shares outstanding:
Class R1	(80,093)	(405,796)	(167,790)	(339,664)	(227,306)	(315,076)
Class R3	29	30	26	21	29	24
Class R6	12,946	30,858	772	27,997	(32,772)	21,472
	(67,118)	(374,908)	(166,992)	(311,646)	(260,049)	(293,580)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2045		Transamerica ClearTrack® 2050		Transamerica ClearTrack® 2055
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$221,310	$365,379	$188,422	$298,919	$8,563	$9,747
Net realized gain (loss)	1,050,607	785,117	823,787	293,003	13,917	8,698
Net change in unrealized appreciation (depreciation)	9,049,585	451,818	8,394,815	708,701	236,148	17,332
Net increase (decrease) in net assets resulting from operations	10,321,502	1,602,314	9,407,024	1,300,623	258,628	35,777

Dividends and/or distributions to shareholders:
Class R1	(1,099,539)	(808,476)	(530,496)	(531,050)	(7,447)	(7,111)
Class R3	(428)	(292)	(255)	(248)	(298)	(290)
Class R6	(22,414)	(12,552)	(17,874)	(11,140)	(11,731)	(9,886)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,122,381)	(821,320)	(548,625)	(542,438)	(19,476)	(17,287)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,622,748	726,493	2,875,382	2,417,888	—	—
Class R6	131,162	94,623	69,401	208,664	45,500	39,141
	1,753,910	821,116	2,944,783	2,626,552	45,500	39,141
Dividends and/or distributions reinvested:
Class R1	1,099,539	808,476	530,496	531,050	7,447	7,111
Class R3	428	292	255	248	298	290
Class R6	22,414	12,552	17,874	11,140	11,731	9,886
	1,122,381	821,320	548,625	542,438	19,476	17,287
Cost of shares redeemed:
Class R1	(3,981,854)	(4,691,419)	(4,974,447)	(3,880,816)	—	—
Class R6	(109,246)	(6,688)	(129,727)	(2,159)	(914)	(2,158)
	(4,091,100)	(4,698,107)	(5,104,174)	(3,882,975)	(914)	(2,158)
Net increase (decrease) in net assets resulting from capital share transactions	(1,214,809)	(3,055,671)	(1,610,766)	(713,985)	64,062	54,270
Net increase (decrease) in net assets	7,984,312	(2,274,677)	7,247,633	44,200	303,214	72,760

Net assets:
Beginning of year	32,431,440	34,706,117	27,344,125	27,299,925	701,894	629,134
End of year	$40,415,752	$32,431,440	$34,591,758	$27,344,125	$1,005,108	$701,894

Capital share transactions - shares:
Shares issued:
Class R1	109,395	60,371	187,693	201,100	—	—
Class R6	8,728	8,363	4,567	18,084	3,231	3,617
	118,123	68,734	192,260	219,184	3,231	3,617
Shares reinvested:
Class R1	80,258	65,944	37,333	42,518	567	615
Class R3	32	24	18	20	22	26
Class R6	1,625	1,017	1,248	886	893	855
	81,915	66,985	38,599	43,424	1,482	1,496
Shares redeemed:
Class R1	(272,745)	(396,833)	(327,065)	(323,079)	—	—
Class R6	(7,616)	(617)	(8,366)	(173)	(65)	(198)
	(280,361)	(397,450)	(335,431)	(323,252)	(65)	(198)
Net increase (decrease) in shares outstanding:
Class R1	(83,092)	(270,518)	(102,039)	(79,461)	567	615
Class R3	32	24	18	20	22	26
Class R6	2,737	8,763	(2,551)	18,797	4,059	4,274
	(80,323)	(261,731)	(104,572)	(60,644)	4,648	4,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2060		Transamerica ClearTrack® Retirement Income
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
From operations:
Net investment income (loss)	$8,001	$9,388	$489,794	$810,403
Net realized gain (loss)	15,197	8,921	1,904,531	783,267
Net change in unrealized appreciation (depreciation)	220,512	14,833	4,431,110	1,677,656
Net increase (decrease) in net assets resulting from operations	243,710	33,142	6,825,435	3,271,326

Dividends and/or distributions to shareholders:
Class R1	(7,475)	(7,309)	(1,499,880)	(1,451,761)
Class R3	(299)	(297)	(322)	(284)
Class R6	(10,540)	(9,635)	(22,555)	(15,033)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(18,314)	(17,241)	(1,522,757)	(1,467,078)

Capital share transactions:
Proceeds from shares sold:
Class R1	—	—	2,297,678	569,987
Class R6	36,591	18,053	174,811	159,704
	36,591	18,053	2,472,489	729,691
Dividends and/or distributions reinvested:
Class R1	7,475	7,309	1,499,880	1,451,761
Class R3	299	297	322	284
Class R6	10,540	9,635	22,555	15,033
	18,314	17,241	1,522,757	1,467,078
Cost of shares redeemed:
Class R1	—	—	(7,137,348)	(10,253,536)
Class R6	(4,219)	(135)	(408,423)	(11,729)
	(4,219)	(135)	(7,545,771)	(10,265,265)
Net increase (decrease) in net assets resulting from capital share transactions	50,686	35,159	(3,550,525)	(8,068,496)
Net increase (decrease) in net assets	276,082	51,060	1,752,153	(6,264,248)

Net assets:
Beginning of year	666,601	615,541	59,181,894	65,446,142
End of year	$942,683	$666,601	$60,934,047	$59,181,894

Capital share transactions - shares:
Shares issued:
Class R1	—	—	197,848	53,744
Class R6	2,556	1,618	15,310	15,220
	2,556	1,618	213,158	68,964
Shares reinvested:
Class R1	569	633	132,968	138,659
Class R3	23	26	29	27
Class R6	803	834	1,989	1,428
	1,395	1,493	134,986	140,114
Shares redeemed:
Class R1	—	—	(621,694)	(991,463)
Class R6	(312)	(12)	(35,724)	(1,085)
	(312)	(12)	(657,418)	(992,548)
Net increase (decrease) in shares outstanding:
Class R1	569	633	(290,878)	(799,060)
Class R3	23	26	29	27
Class R6	3,047	2,440	(18,425)	15,563
	3,639	3,099	(309,274)	(783,470)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.94	$10.67	$10.24	$10.66	$9.85

Investment operations:
Net investment income (loss) (A)	0.10	0.13	0.16	0.15	0.13
Net realized and unrealized gain (loss)	1.67	0.48	0.81	(0.33)	0.82
Total investment operations	1.77	0.61	0.97	(0.18)	0.95

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.16)	(0.17)	(0.14)	(0.12)
Net realized gains	(0.22)	(0.18)	(0.37)	(0.10)	(0.02)
Total dividends and/or distributions to shareholders	(0.32)	(0.34)	(0.54)	(0.24)	(0.14)

Net asset value, end of year	$12.39	$10.94	$10.67	$10.24	$10.66
Total return	16.40%	5.89%	10.23%	(1.76)%	9.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$35,199	$33,907	$37,914	$41,573	$52,926
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.26%	1.26%	1.26%	1.19%	1.17%
Including waiver and/or reimbursement and recapture (C)	1.14%	1.14%	1.12%	1.12%	1.11%
Net investment income (loss) to average net assets	0.80%	1.20%	1.53%	1.42%	1.28%
Portfolio turnover rate	7%	12%	42%	23%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.06%, 0.08%, 0.08% and 0.09% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2015
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.93	$10.68	$9.99

Investment operations:
Net investment income (loss) (B)	0.12	0.15	0.11
Net realized and unrealized gain (loss)	1.69	0.48	0.58
Total investment operations	1.81	0.63	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.20)	—
Net realized gains	(0.22)	(0.18)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.38)	—

Net asset value, end of period/year	$12.38	$10.93	$10.68
Total return	16.75%	6.08%	6.91	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.01%	1.01%	1.01	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89%	0.89%	0.87	%(E)
Net investment income (loss) to average net assets	1.04%	1.43%	1.54	%(E)
Portfolio turnover rate	7%	12%	42%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.06% and 0.08%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.04	$10.77	$10.34	$10.77	$9.93

Investment operations:
Net investment income (loss) (A)	0.18	0.19	0.23	0.22	0.20
Net realized and unrealized gain (loss)	1.69	0.50	0.82	(0.33)	0.83
Total investment operations	1.87	0.69	1.05	(0.11)	1.03

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.24)	(0.25)	(0.22)	(0.17)
Net realized gains	(0.22)	(0.18)	(0.37)	(0.10)	(0.02)
Total dividends and/or distributions to shareholders	(0.40)	(0.42)	(0.62)	(0.32)	(0.19)

Net asset value, end of year	$12.51	$11.04	$10.77	$10.34	$10.77
Total return	17.19%	6.55%	11.00%	(1.16)%	10.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$619	$599	$380	$421	$415
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.61%	0.54%	0.52%
Including waiver and/or reimbursement and recapture (C)	0.49%	0.49%	0.47%	0.47%	0.46%
Net investment income (loss) to average net assets	1.46%	1.75%	2.21%	2.06%	1.91%
Portfolio turnover rate	7%	12%	42%	23%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.06%, 0.08%, 0.08% and 0.09% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.05	$10.65	$10.38	$10.73	$9.81

Investment operations:
Net investment income (loss) (A)	0.08	0.04	0.15	0.15	0.12
Net realized and unrealized gain (loss)	1.53	(1.16)	0.79	(0.31)	0.92
Total investment operations	1.61	(1.12)	0.94	(0.16)	1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.17)	(0.16)	(0.13)	(0.11)
Net realized gains	—	(0.31)	(0.51)	(0.06)	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.48)	(0.67)	(0.19)	(0.12)

Net asset value, end of year	$10.65	$9.05	$10.65	$10.38	$10.73
Total return	17.75%	(11.16)%	9.99%	(1.55)%	10.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,150	$37,467	$51,652	$59,914	$76,819
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.25%	1.25%	1.20%	1.15%	1.14%
Including waiver and/or reimbursement and recapture (C)	1.15%	1.14%	1.12%	1.12%	1.11%
Net investment income (loss) to average net assets	0.76%	0.44%	1.46%	1.38%	1.21%
Portfolio turnover rate	11%	137%	50%	25%	5%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06%, 0.08%, 0.08% and 0.09% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2020
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$9.04	$10.65	$9.97

Investment operations:
Net investment income (loss) (B)	0.10	0.06	0.10
Net realized and unrealized gain (loss)	1.53	(1.15)	0.58
Total investment operations	1.63	(1.09)	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.21)	—
Net realized gains	—	(0.31)	—
Total dividends and/or distributions to shareholders	(0.04)	(0.52)	—

Net asset value, end of period/year	$10.63	$9.04	$10.65
Total return	18.02%	(10.91)%	6.82	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%	0.95	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.89%	0.87	%(E)
Net investment income (loss) to average net assets	1.00%	0.64%	1.52	%(E)
Portfolio turnover rate	11%	137%	50%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06% and 0.08%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.14	$10.76	$10.49	$10.85	$9.89

Investment operations:
Net investment income (loss) (A)	0.14	0.09	0.22	0.22	0.19
Net realized and unrealized gain (loss)	1.55	(1.16)	0.80	(0.32)	0.94
Total investment operations	1.69	(1.07)	1.02	(0.10)	1.13

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.24)	(0.24)	(0.20)	(0.16)
Net realized gains	—	(0.31)	(0.51)	(0.06)	(0.01)
Total dividends and/or distributions to shareholders	(0.07)	(0.55)	(0.75)	(0.26)	(0.17)

Net asset value, end of year	$10.76	$9.14	$10.76	$10.49	$10.85
Total return	18.60%	(10.60)%	10.77%	(1.00)%	11.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$593	$495	$447	$669	$673
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.60%	0.55%	0.50%	0.49%
Including waiver and/or reimbursement and recapture (C)	0.50%	0.49%	0.47%	0.47%	0.46%
Net investment income (loss) to average net assets	1.41%	0.95%	2.17%	2.01%	1.85%
Portfolio turnover rate	11%	137%	50%	25%	5%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06%, 0.08%, 0.08% and 0.09% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.55	$11.11	$10.70	$11.06	$9.98

Investment operations:
Net investment income (loss) (A)	0.07	0.04	0.15	0.14	0.12
Net realized and unrealized gain (loss)	1.72	(1.30)	0.94	(0.32)	1.07
Total investment operations	1.79	(1.26)	1.09	(0.18)	1.19

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.16)	(0.16)	(0.12)	(0.11)
Net realized gains	(0.18)	(0.14)	(0.52)	(0.06)	(0.00	)(B)
Total dividends and/or distributions to shareholders	(0.21)	(0.30)	(0.68)	(0.18)	(0.11)

Net asset value, end of year	$11.13	$9.55	$11.11	$10.70	$11.06
Total return	18.93%	(11.77)%	11.23%	(1.65)%	12.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,821	$55,999	$74,011	$73,294	$90,501
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.18%	1.17%	1.17%	1.14%	1.13%
Including waiver and/or reimbursement and recapture (D)	1.15%	1.14%	1.14%	1.13%	1.12%
Net investment income (loss) to average net assets	0.69%	0.39%	1.43%	1.30%	1.15%
Portfolio turnover rate	19%	161%	20%	25%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06%, 0.06%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2025
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$9.54	$11.11	$10.40

Investment operations:
Net investment income (loss) (B)	0.10	0.06	0.11
Net realized and unrealized gain (loss)	1.72	(1.29)	0.60
Total investment operations	1.82	(1.23)	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.20)	—
Net realized gains	(0.18)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.24)	(0.34)	—

Net asset value, end of period/year	$11.12	$9.54	$11.11
Total return	19.33%	(11.58)%	6.83	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$9	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.93%	0.92%	0.91	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.89%	0.89	%(E)
Net investment income (loss) to average net assets	0.93%	0.60%	1.52	%(E)
Portfolio turnover rate	19%	161%	20%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06% and 0.06%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$9.65	$11.23	$10.83	$11.19	$10.07

Investment operations:
Net investment income (loss) (A)	0.15	0.08	0.22	0.22	0.18
Net realized and unrealized gain (loss)	1.73	(1.29)	0.94	(0.32)	1.09
Total investment operations	1.88	(1.21)	1.16	(0.10)	1.27

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.23)	(0.24)	(0.20)	(0.15)
Net realized gains	(0.18)	(0.14)	(0.52)	(0.06)	(0.00	)(B)
Total dividends and/or distributions to shareholders	(0.28)	(0.37)	(0.76)	(0.26)	(0.15)

Net asset value, end of year	$11.25	$9.65	$11.23	$10.83	$11.19
Total return	19.78%	(11.26)%	11.89%	(1.00)%	12.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,483	$1,588	$1,292	$1,370	$1,378
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.53%	0.52%	0.52%	0.49%	0.48%
Including waiver and/or reimbursement and recapture (D)	0.50%	0.49%	0.49%	0.48%	0.47%
Net investment income (loss) to average net assets	1.37%	0.81%	2.10%	1.93%	1.69%
Portfolio turnover rate	19%	161%	20%	25%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.05%, 0.06%, 0.06%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.65	$11.36	$10.91	$11.27	$10.04

Investment operations:
Net investment income (loss) (A)	0.08	0.13	0.15	0.15	0.12
Net realized and unrealized gain (loss)	2.47	0.49	0.98	(0.29)	1.22
Total investment operations	2.55	0.62	1.13	(0.14)	1.34

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.16)	(0.16)	(0.13)	(0.11)
Net realized gains	(0.24)	(0.17)	(0.52)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.33)	(0.68)	(0.22)	(0.11)

Net asset value, end of year	$13.85	$11.65	$11.36	$10.91	$11.27
Total return	22.17%	5.48%	11.38%	(1.34)%	13.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$63,252	$54,145	$57,414	$57,571	$70,037
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.17%	1.19%	1.20%	1.16%	1.15%
Including waiver and/or reimbursement and recapture (C)	1.16%	1.15%	1.15%	1.13%	1.12%
Net investment income (loss) to average net assets	0.65%	1.12%	1.38%	1.28%	1.16%
Portfolio turnover rate	9%	15%	16%	26%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2030
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.64	$11.36	$10.63

Investment operations:
Net investment income (loss) (B)	0.12	0.15	0.11
Net realized and unrealized gain (loss)	2.45	0.50	0.62
Total investment operations	2.57	0.65	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.20)	—
Net realized gains	(0.24)	(0.17)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.37)	—

Net asset value, end of period/year	$13.83	$11.64	$11.36
Total return	22.42%	5.74%	6.87	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.92%	0.94%	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.89%	1.36%	1.50	%(E)
Portfolio turnover rate	9%	15%	16%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.78	$11.49	$11.04	$11.40	$10.13

Investment operations:
Net investment income (loss) (A)	0.17	0.19	0.22	0.22	0.19
Net realized and unrealized gain (loss)	2.49	0.50	0.99	(0.29)	1.23
Total investment operations	2.66	0.69	1.21	(0.07)	1.42

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.20)	(0.15)
Net realized gains	(0.24)	(0.17)	(0.52)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.40)	(0.76)	(0.29)	(0.15)

Net asset value, end of year	$14.02	$11.78	$11.49	$11.04	$11.40
Total return	23.02%	6.09%	12.13%	(0.69)%	14.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,078	$754	$380	$383	$353
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.52%	0.54%	0.55%	0.51%	0.50%
Including waiver and/or reimbursement and recapture (C)	0.51%	0.50%	0.50%	0.48%	0.47%
Net investment income (loss) to average net assets	1.29%	1.62%	2.02%	1.92%	1.81%
Portfolio turnover rate	9%	15%	16%	26%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$11.88	$11.51	$11.09	$11.47	$10.01

Investment operations:
Net investment income (loss) (A)	0.08	0.13	0.14	0.15	0.14
Net realized and unrealized gain (loss)	3.01	0.48	1.03	(0.33)	1.44
Total investment operations	3.09	0.61	1.17	(0.18)	1.58

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.17)	(0.13)	(0.12)
Net realized gains	(0.21)	(0.09)	(0.58)	(0.07)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.24)	(0.75)	(0.20)	(0.12)

Net asset value, end of year	$14.65	$11.88	$11.51	$11.09	$11.47
Total return	26.33%	5.31%	11.65%	(1.62)%	15.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$66,023	$55,525	$57,683	$57,851	$70,958
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.17%	1.19%	1.20%	1.16%	1.15%
Including waiver and/or reimbursement and recapture (C)	1.16%	1.15%	1.15%	1.13%	1.12%
Net investment income (loss) to average net assets	0.57%	1.09%	1.32%	1.27%	1.28%
Portfolio turnover rate	7%	13%	12%	24%	8%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2035
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.86	$11.50	$10.77

Investment operations:
Net investment income (loss) (B)	0.11	0.15	0.11
Net realized and unrealized gain (loss)	3.01	0.49	0.62
Total investment operations	3.12	0.64	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.19)	—
Net realized gains	(0.21)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.28)	—

Net asset value, end of period/year	$14.63	$11.86	$11.50
Total return	26.69%	5.57%	6.78	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.92%	0.94%	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.82%	1.33%	1.47	%(E)
Portfolio turnover rate	7%	13%	12%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.02	$11.63	$11.23	$11.59	$10.10

Investment operations:
Net investment income (loss) (A)	0.17	0.19	0.22	0.22	0.20
Net realized and unrealized gain (loss)	3.04	0.52	1.01	(0.30)	1.46
Total investment operations	3.21	0.71	1.23	(0.08)	1.66

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.23)	(0.25)	(0.21)	(0.17)
Net realized gains	(0.21)	(0.09)	(0.58)	(0.07)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.32)	(0.83)	(0.28)	(0.17)

Net asset value, end of year	$14.83	$12.02	$11.63	$11.23	$11.59
Total return	27.12%	6.10%	12.22%	(0.81)%	16.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,085	$869	$516	$459	$525
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.52%	0.54%	0.55%	0.51%	0.50%
Including waiver and/or reimbursement and recapture (C)	0.51%	0.50%	0.50%	0.48%	0.47%
Net investment income (loss) to average net assets	1.25%	1.67%	1.97%	1.87%	1.88%
Portfolio turnover rate	7%	13%	12%	24%	8%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.00	$11.66	$11.26	$11.58	$9.93

Investment operations:
Net investment income (loss) (A)	0.08	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss)	3.33	0.48	1.02	(0.27)	1.63
Total investment operations	3.41	0.61	1.16	(0.13)	1.77

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.16)	(0.14)	(0.12)
Net realized gains	(0.27)	(0.12)	(0.60)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.27)	(0.76)	(0.19)	(0.12)

Net asset value, end of year	$15.03	$12.00	$11.66	$11.26	$11.58
Total return	28.88%	5.27%	11.54%	(1.17)%	18.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,588	$49,510	$51,798	$51,048	$60,367
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.18%	1.20%	1.22%	1.17%	1.17%
Including waiver and/or reimbursement and recapture (C)	1.16%	1.15%	1.15%	1.13%	1.12%
Net investment income (loss) to average net assets	0.57%	1.10%	1.29%	1.20%	1.33%
Portfolio turnover rate	6%	12%	15%	20%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2040
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.98	$11.65	$10.92

Investment operations:
Net investment income (loss) (B)	0.11	0.16	0.11
Net realized and unrealized gain (loss)	3.32	0.48	0.62
Total investment operations	3.43	0.64	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.19)	—
Net realized gains	(0.27)	(0.12)	—
Total dividends and/or distributions to shareholders	(0.41)	(0.31)	—

Net asset value, end of period/year	$15.00	$11.98	$11.65
Total return	29.17%	5.52%	6.68	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.93%	0.95%	0.96	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.81%	1.34%	1.47	%(E)
Portfolio turnover rate	6%	12%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.19	$11.84	$11.43	$11.76	$10.05

Investment operations:
Net investment income (loss) (A)	0.19	0.20	0.22	0.22	0.21
Net realized and unrealized gain (loss)	3.36	0.50	1.03	(0.29)	1.67
Total investment operations	3.55	0.70	1.25	(0.07)	1.88

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.23)	(0.24)	(0.21)	(0.17)
Net realized gains	(0.27)	(0.12)	(0.60)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.46)	(0.35)	(0.84)	(0.26)	(0.17)

Net asset value, end of year	$15.28	$12.19	$11.84	$11.43	$11.76
Total return	29.69%	5.93%	12.36%	(0.62)%	18.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$834	$1,065	$780	$815	$738
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.53%	0.55%	0.57%	0.52%	0.52%
Including waiver and/or reimbursement and recapture (C)	0.51%	0.50%	0.50%	0.48%	0.47%
Net investment income (loss) to average net assets	1.34%	1.69%	1.94%	1.84%	1.88%
Portfolio turnover rate	6%	12%	15%	20%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.08% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.27	$11.94	$11.45	$11.76	$9.94

Investment operations:
Net investment income (loss) (A)	0.08	0.13	0.14	0.13	0.14
Net realized and unrealized gain (loss)	3.84	0.49	1.09	(0.24)	1.80
Total investment operations	3.92	0.62	1.23	(0.11)	1.94

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.16)	(0.13)	(0.12)
Net realized gains	(0.32)	(0.14)	(0.58)	(0.07)	—
Total dividends and/or distributions to shareholders	(0.43)	(0.29)	(0.74)	(0.20)	(0.12)

Net asset value, end of year	$15.76	$12.27	$11.94	$11.45	$11.76
Total return	32.47%	5.15%	11.97%	(0.97)%	19.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,667	$31,883	$34,278	$34,139	$38,516
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.25%	1.28%	1.29%	1.22%	1.22%
Including waiver and/or reimbursement and recapture (C)	1.16%	1.15%	1.15%	1.14%	1.13%
Net investment income (loss) to average net assets	0.57%	1.09%	1.26%	1.12%	1.25%
Portfolio turnover rate	5%	9%	15%	15%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.06% and 0.07% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2045
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$12.24	$11.93	$11.18

Investment operations:
Net investment income (loss) (B)	0.12	0.16	0.11
Net realized and unrealized gain (loss)	3.83	0.48	0.64
Total investment operations	3.95	0.64	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.19)	—
Net realized gains	(0.32)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.33)	—

Net asset value, end of period/year	$15.72	$12.24	$11.93
Total return	32.82%	5.34%	6.71	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.99%	1.03%	1.03	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.81%	1.33%	1.48	%(E)
Portfolio turnover rate	5%	9%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.41	$12.08	$11.59	$11.90	$10.03

Investment operations:
Net investment income (loss) (A)	0.18	0.21	0.22	0.21	0.21
Net realized and unrealized gain (loss)	3.89	0.49	1.09	(0.25)	1.82
Total investment operations	4.07	0.70	1.31	(0.04)	2.03

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.23)	(0.24)	(0.20)	(0.16)
Net realized gains	(0.32)	(0.14)	(0.58)	(0.07)	—
Total dividends and/or distributions to shareholders	(0.52)	(0.37)	(0.82)	(0.27)	(0.16)

Net asset value, end of year	$15.96	$12.41	$12.08	$11.59	$11.90
Total return	33.39%	5.76%	12.70%	(0.35)%	20.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$734	$537	$417	$505	$585
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%	0.64%	0.57%	0.57%
Including waiver and/or reimbursement and recapture (C)	0.51%	0.50%	0.50%	0.49%	0.48%
Net investment income (loss) to average net assets	1.23%	1.71%	1.90%	1.70%	1.87%
Portfolio turnover rate	5%	9%	15%	15%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.06% and 0.07% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.45	$12.10	$11.52	$11.79	$9.93

Investment operations:
Net investment income (loss) (A)	0.09	0.13	0.15	0.13	0.13
Net realized and unrealized gain (loss)	4.24	0.46	1.09	(0.24)	1.84
Total investment operations	4.33	0.59	1.24	(0.11)	1.97

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.16)	(0.12)	(0.11)
Net realized gains	(0.13)	(0.09)	(0.50)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.24)	(0.24)	(0.66)	(0.16)	(0.11)

Net asset value, end of year	$16.54	$12.45	$12.10	$11.52	$11.79
Total return	35.17%	4.87%	11.87%	(1.04)%	20.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$33,724	$26,659	$26,865	$26,279	$29,329
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.28%	1.32%	1.36%	1.26%	1.28%
Including waiver and/or reimbursement and recapture (C)	1.16%	1.16%	1.15%	1.14%	1.13%
Net investment income (loss) to average net assets	0.56%	1.09%	1.29%	1.09%	1.17%
Portfolio turnover rate	4%	6%	13%	13%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.04%, 0.05%, 0.06% and 0.07% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2050
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$12.42	$12.08	$11.33

Investment operations:
Net investment income (loss) (B)	0.12	0.16	0.12
Net realized and unrealized gain (loss)	4.24	0.46	0.63
Total investment operations	4.36	0.62	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.19)	—
Net realized gains	(0.13)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.28)	—

Net asset value, end of period/year	$16.50	$12.42	$12.08
Total return	35.51%	5.14%	6.62	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.03%	1.07%	1.10	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.91%	0.90	%(E)
Net investment income (loss) to average net assets	0.80%	1.34%	1.50	%(E)
Portfolio turnover rate	4%	6%	13%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.04% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$12.61	$12.24	$11.66	$11.92	$10.02

Investment operations:
Net investment income (loss) (A)	0.18	0.21	0.23	0.21	0.20
Net realized and unrealized gain (loss)	4.30	0.48	1.10	(0.24)	1.85
Total investment operations	4.48	0.69	1.33	(0.03)	2.05

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.23)	(0.25)	(0.19)	(0.15)
Net realized gains	(0.13)	(0.09)	(0.50)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.33)	(0.32)	(0.75)	(0.23)	(0.15)

Net asset value, end of year	$16.76	$12.61	$12.24	$11.66	$11.92
Total return	35.97%	5.63%	12.62%	(0.34)%	20.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$853	$674	$424	$699	$627
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.63%	0.67%	0.71%	0.62%	0.63%
Including waiver and/or reimbursement and recapture (C)	0.51%	0.51%	0.50%	0.49%	0.48%
Net investment income (loss) to average net assets	1.20%	1.69%	1.98%	1.75%	1.82%
Portfolio turnover rate	4%	6%	13%	13%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.04%, 0.05%, 0.06% and 0.07% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.52	$11.24	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.08	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	3.99	0.43	1.07	(0.21)	0.59
Total investment operations	4.07	0.56	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.14)	(0.07)	—
Net realized gains	(0.17)	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.28)	(0.40)	(0.08)	—

Net asset value, end of period/year	$15.31	$11.52	$11.24	$10.44	$10.61
Total return	35.71%	4.89%	12.22%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$420	$309	$295	$262	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	9.17%	11.19%	14.43%	11.72%	40.02	%(E)
Including waiver and/or reimbursement and recapture (F)	1.17%	1.15%	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	0.58%	1.14%	1.25%	1.10%	0.54	%(E)
Portfolio turnover rate	6%	12%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.14% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and the period ended October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.12	0.16	0.11
Net realized and unrealized gain (loss)	3.98	0.42	0.60
Total investment operations	4.10	0.58	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.17)	—
Net realized gains	(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.31)	(0.31)	—

Net asset value, end of period/year	$15.28	$11.49	$11.22
Total return	36.09%	5.12%	6.76	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	8.92%	10.94%	14.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.92%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.84%	1.39%	1.49	%(E)
Portfolio turnover rate	6%	12%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.58	$11.29	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	4.00	0.44	1.06	(0.22)	0.60
Total investment operations	4.18	0.64	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.21)	(0.10)	—
Net realized gains	(0.17)	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.35)	(0.47)	(0.11)	—

Net asset value, end of period/year	$15.41	$11.58	$11.29	$10.50	$10.64
Total return	36.63%	5.60%	12.89%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$570	$382	$323	$270	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	8.52%	10.54%	13.78%	11.07%	39.37	%(E)
Including waiver and/or reimbursement and recapture (F)	0.52%	0.50%	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.23%	1.78%	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	6%	12%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.14% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and the period ended October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.51	$11.24	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.08	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	3.99	0.42	1.07	(0.21)	0.59
Total investment operations	4.07	0.55	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.14)	(0.07)	—
Net realized gains	(0.17)	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.28)	(0.40)	(0.08)	—

Net asset value, end of period/year	$15.30	$11.51	$11.24	$10.44	$10.61
Total return	35.75%	4.87%	12.25%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$420	$309	$295	$263	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	9.68%	11.56%	14.59%	11.74%	39.93	%(E)
Including waiver and/or reimbursement and recapture (F)	1.16%	1.15%	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	0.60%	1.15%	1.24%	1.10%	0.54	%(E)
Portfolio turnover rate	8%	10%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.14% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and the period ended October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.12	0.16	0.11
Net realized and unrealized gain (loss)	3.98	0.42	0.60
Total investment operations	4.10	0.58	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.17)	—
Net realized gains	(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.31)	(0.31)	—

Net asset value, end of period/year	$15.28	$11.49	$11.22
Total return	36.10%	5.19%	6.76	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	9.43%	11.31%	14.33	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	0.85%	1.40%	1.49	%(E)
Portfolio turnover rate	8%	10%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05% and 0.05%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.57	$11.29	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	4.00	0.43	1.06	(0.22)	0.60
Total investment operations	4.18	0.63	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.21)	(0.10)	—
Net realized gains	(0.17)	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.35)	(0.47)	(0.11)	—

Net asset value, end of period/year	$15.40	$11.57	$11.29	$10.50	$10.64
Total return	36.67%	5.57%	12.92%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$508	$347	$310	$265	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	9.03%	10.91%	13.94%	11.09%	39.28	%(E)
Including waiver and/or reimbursement and recapture (F)	0.51%	0.50%	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.25%	1.80%	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	8%	10%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.04%, 0.05%, 0.05%, 0.07% and 0.14% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and the period ended October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R1
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.86	$10.50	$10.23	$10.63	$10.11

Investment operations:
Net investment income (loss) (A)	0.09	0.14	0.16	0.16	0.14
Net realized and unrealized gain (loss)	1.18	0.46	0.85	(0.35)	0.50
Total investment operations	1.27	0.60	1.01	(0.19)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.18)	(0.18)	(0.16)	(0.12)
Net realized gains	(0.17)	(0.06)	(0.56)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.24)	(0.74)	(0.21)	(0.12)

Net asset value, end of year	$11.86	$10.86	$10.50	$10.23	$10.63
Total return	11.91%	5.81%	10.76%	(1.86)%	6.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$60,380	$58,473	$64,925	$72,493	$98,838
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.19%	1.18%	1.18%	1.13%	1.12%
Including waiver and/or reimbursement and recapture (C)	1.14%	1.13%	1.12%	1.11%	1.09%
Net investment income (loss) to average net assets	0.80%	1.31%	1.61%	1.54%	1.40%
Portfolio turnover rate	5%	11%	19%	24%	7%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.07%, 0.08%, 0.09% and 0.11% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® Retirement Income
	Class R3
	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.87	$10.52	$9.83

Investment operations:
Net investment income (loss) (B)	0.12	0.16	0.10
Net realized and unrealized gain (loss)	1.17	0.47	0.59
Total investment operations	1.29	0.63	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.22)	—
Net realized gains	(0.17)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.30)	(0.28)	—

Net asset value, end of period/year	$11.86	$10.87	$10.52
Total return	12.10%	6.09%	7.02	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94%	0.93%	0.93	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89%	0.88%	0.87	%(E)
Net investment income (loss) to average net assets	1.05%	1.53%	1.50	%(E)
Portfolio turnover rate	5%	11%	19%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.07% and 0.08%, for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R6
	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of year	$10.98	$10.62	$10.35	$10.75	$10.20

Investment operations:
Net investment income (loss) (A)	0.17	0.20	0.23	0.23	0.21
Net realized and unrealized gain (loss)	1.19	0.47	0.86	(0.35)	0.50
Total investment operations	1.36	0.67	1.09	(0.12)	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.25)	(0.26)	(0.23)	(0.16)
Net realized gains	(0.17)	(0.06)	(0.56)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.31)	(0.82)	(0.28)	(0.16)

Net asset value, end of year	$11.99	$10.98	$10.62	$10.35	$10.75
Total return	12.58%	6.47%	11.53%	(1.19)%	7.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$541	$698	$510	$425	$409
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.54%	0.53%	0.53%	0.48%	0.47%
Including waiver and/or reimbursement and recapture (C)	0.49%	0.48%	0.47%	0.46%	0.44%
Net investment income (loss) to average net assets	1.49%	1.89%	2.22%	2.15%	1.98%
Portfolio turnover rate	5%	11%	19%	24%	7%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.06%, 0.07%, 0.08%, 0.09% and 0.11% (annualized), for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS

At October 31, 2021

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica ClearTrack® 2015 (“ClearTrack® 2015”)	R1,R3,R6
Transamerica ClearTrack® 2020 (“ClearTrack® 2020”)	R1,R3,R6
Transamerica ClearTrack® 2025 (“ClearTrack® 2025”)	R1,R3,R6
Transamerica ClearTrack® 2030 (“ClearTrack® 2030”)	R1,R3,R6
Transamerica ClearTrack® 2035 (“ClearTrack® 2035”)	R1,R3,R6
Transamerica ClearTrack® 2040 (“ClearTrack® 2040”)	R1,R3,R6
Transamerica ClearTrack® 2045 (“ClearTrack® 2045”)	R1,R3,R6
Transamerica ClearTrack® 2050 (“ClearTrack® 2050”)	R1,R3,R6
Transamerica ClearTrack® 2055 (“ClearTrack® 2055”)	R1,R3,R6
Transamerica ClearTrack® 2060 (“ClearTrack® 2060”)	R1,R3,R6
Transamerica ClearTrack® Retirement Income (“ClearTrack® Retirement Income”)	R1,R3,R6

As of October 31, 2021, the only investors of the Funds are affiliated and eligible retirement plans as defined in the Funds’ current prospectus.

Each Fund, a “fund of funds”, normally invests during its glide path period the majority of its assets in underlying exchange-traded funds that each are managed to track an index by an unaffiliated investment adviser (hereafter referred to as “Underlying ETFs”). The shareholder reports of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with this report. The Underlying ETFs’ shareholder reports are not covered by this report. ClearTrack® 2020 and ClearTrack® 2025 are each in their Dynamic Rebalancing Period, which is within plus or minus five years of targeted retirement, and are not managed strictly according to the glide path period strategy. Instead, the Fund’s sub-adviser employs the Dynamic Risk Management strategy that attempts to limit downside volatility within the applicable Fund during the Dynamic Rebalancing Period. In response to certain levels of negative Fund performance during the Dynamic Rebalancing Period, the sub-adviser may deviate from the standard target allocation in accordance with the glide path by increasing the Fund’s exposure to short-term defensive instruments (“de-risking”), based on a formula that takes into account the Fund’s current Net Asset Value (“NAV”), macroeconomic conditions and the Fund’s underlying volatility.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

1. ORGANIZATION (continued)

relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the NAV; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2021, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2021, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2021.

Repurchase agreements at October 31, 2021, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”).

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2021, if any, are shown on a gross basis within the Schedule of Investments

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$1,177,267	$—	$—	$—	$1,177,267
Total Borrowings	$1,177,267	$—	$—	$—	$1,177,267

ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$980,611	$—	$—	$—	$980,611
Total Borrowings	$980,611	$—	$—	$—	$980,611

ClearTrack® 2025
Securities Lending Transactions
Exchange-Traded Funds	$3,720,797	$—	$—	$—	$3,720,797
Total Borrowings	$3,720,797	$—	$—	$—	$3,720,797

ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$2,214,538	$—	$—	$—	$2,214,538
Total Borrowings	$2,214,538	$—	$—	$—	$2,214,538

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

ClearTrack® 2035
Securities Lending Transactions
Exchange-Traded Funds	$2,159,321	$—	$—	$—	$2,159,321
Total Borrowings	$2,159,321	$—	$—	$—	$2,159,321

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$1,337,218	$—	$—	$—	$1,337,218
Total Borrowings	$1,337,218	$—	$—	$—	$1,337,218

ClearTrack® 2045
Securities Lending Transactions
Exchange-Traded Funds	$2,213,070	$—	$—	$—	$2,213,070
Total Borrowings	$2,213,070	$—	$—	$—	$2,213,070

ClearTrack® 2050
Securities Lending Transactions
Exchange-Traded Funds	$5,101,070	$—	$—	$—	$5,101,070
Total Borrowings	$5,101,070	$—	$—	$—	$5,101,070

ClearTrack® 2055
Securities Lending Transactions
Exchange-Traded Funds	$275,451	$—	$—	$—	$275,451
Total Borrowings	$275,451	$—	$—	$—	$275,451

ClearTrack® 2060
Securities Lending Transactions
Exchange-Traded Funds	$253,976	$—	$—	$—	$253,976
Total Borrowings	$253,976	$—	$—	$—	$253,976

ClearTrack® Retirement Income
Securities Lending Transactions
Exchange-Traded Funds	$4,004,497	$—	$—	$—	$4,004,497
Total Borrowings	$4,004,497	$—	$—	$—	$4,004,497

5. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

5. RISK FACTORS (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Underlying exchange-traded funds risk: To the extent a Fund invests its assets in Underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the Underlying ETFs in which it invests. Investing in Underlying ETFs subjects a Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the Underlying ETFs in which a Fund may invest has its own investment risks, and those risks can affect the value of the Underlying ETFs’ shares and therefore the value of a Fund’s investments. There can be no assurance that the investment objective of any Underlying ETF will be achieved. In addition, a Fund will bear a pro rata portion of the operating expenses of the Underlying ETFs in which it invests.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for a Fund.

Dynamic risk management risk: In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares a Fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. A Fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce a Fund’s performance. If a Fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, a Fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37
Over $4 billion	0.36

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in the Underlying ETFs, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2022
Class R3	0.95	March 1, 2022
Class R6	0.55	March 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2019, October 31, 2020 and October 31, 2021, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available
Fund	2019	2020	2021	Total
ClearTrack® 2015
Class R1	$64,603	$62,130	$55,313	$182,046
Class R3 (A)	—	16	22	38
Class R6	545	966	946	2,457
ClearTrack® 2020
Class R1	57,216	74,337	58,224	189,777
Class R3 (A)	—	9	18	27
Class R6	549	852	879	2,280
ClearTrack® 2025
Class R1	18,601	56,389	48,705	123,695
Class R3 (A)	—	—	9	9
Class R6	—	1,206	1,224	2,430

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2019	2020	2021	Total
ClearTrack® 2030
Class R1	$31,757	$45,834	$34,878	$112,469
Class R3 (A)	—	—	9	9
Class R6	—	415	564	979
ClearTrack® 2035
Class R1	32,634	42,699	34,833	110,166
Class R3 (A)	—	—	8	8
Class R6	—	602	540	1,142
ClearTrack® 2040
Class R1	35,790	46,094	39,606	121,490
Class R3 (A)	—	4	9	13
Class R6	543	955	618	2,116
ClearTrack® 2045
Class R1	55,434	56,362	48,744	160,540
Class R3 (A)	—	15	19	34
Class R6	626	861	845	2,332
ClearTrack® 2050
Class R1	61,750	57,945	51,904	171,599
Class R3 (A)	—	24	24	48
Class R6	1,329	1,266	1,336	3,931
ClearTrack® 2055
Class R1	43,064	34,641	36,199	113,904
Class R3 (A)	546	1,256	1,316	3,118
Class R6	44,228	40,499	47,386	132,113
ClearTrack® 2060
Class R1	43,331	35,976	38,584	117,891
Class R3 (A)	536	1,304	1,402	3,242
Class R6	43,989	39,064	44,822	127,875
ClearTrack® Retirement Income
Class R1	50,586	49,356	48,684	148,626
Class R3 (A)	—	6	10	16
Class R6	334	554	454	1,342

(A)	Class commenced operations on March 1, 2019.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2021, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$2,702	$227
ClearTrack® 2020	2,908	238
ClearTrack® 2025	4,514	381
ClearTrack® 2030	4,698	405
ClearTrack® 2035	4,867	422
ClearTrack® 2040	4,298	372
ClearTrack® 2045	2,872	253
ClearTrack® 2050	2,455	217
ClearTrack® 2055	67	7
ClearTrack® 2060	64	6
ClearTrack® Retirement Income	4,581	384

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$2,478,448	$6,003,620
ClearTrack® 2020	4,035,382	10,248,501
ClearTrack® 2025	11,257,996	19,167,733
ClearTrack® 2030	5,419,516	7,719,621
ClearTrack® 2035	4,526,293	7,882,269
ClearTrack® 2040	3,441,506	8,547,192
ClearTrack® 2045	1,900,824	4,156,705
ClearTrack® 2050	1,411,658	3,223,668
ClearTrack® 2055	103,812	55,590
ClearTrack® 2060	95,595	64,162
ClearTrack® Retirement Income	2,728,599	7,716,322

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
ClearTrack® 2015	$28,535,940	$8,540,090	$—	$8,540,090
ClearTrack® 2020	34,339,947	4,848,625	(382,577)	4,466,048
ClearTrack® 2025	56,301,766	8,339,223	(526,067)	7,813,156
ClearTrack® 2030	47,142,948	19,536,373	(1)	19,536,372
ClearTrack® 2035	45,891,663	23,459,467	(4,471)	23,454,996
ClearTrack® 2040	38,573,154	22,116,357	(2,836)	22,113,521
ClearTrack® 2045	26,331,622	16,359,376	—	16,359,376
ClearTrack® 2050	25,112,221	14,647,805	—	14,647,805
ClearTrack® 2055	980,024	309,029	—	309,029
ClearTrack® 2060	910,839	291,849	—	291,849
ClearTrack® Retirement Income	54,577,950	10,452,974	—	10,452,974

As of October 31, 2021, the Funds had no capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the capital loss carryforwards utilized are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized.

Fund	Capital Loss Carryforwards Utilized
ClearTrack® 2020	$41,258

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

	2021 Distributions Paid From:			2020 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$318,181	$668,508	$—	$576,028	$638,620	$—
ClearTrack® 2020	27,234	—	—	801,050	1,473,197	—
ClearTrack® 2025	188,092	1,032,194	—	915,042	1,064,169	—
ClearTrack® 2030	501,238	1,137,663	—	790,532	847,636	—
ClearTrack® 2035	507,567	1,013,181	—	763,734	441,875	—
ClearTrack® 2040	457,039	1,133,212	—	678,700	549,261	—
ClearTrack® 2045	300,749	821,632	—	432,153	389,167	—
ClearTrack® 2050	254,725	293,900	—	347,243	195,195	—
ClearTrack® 2055	9,114	10,362	—	9,643	7,644	—
ClearTrack® 2060	8,619	9,695	—	9,418	7,823	—
ClearTrack® Retirement Income	571,723	951,034	—	1,087,089	379,989	—

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2021, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$182,554	$—	$1,330,862	$—	$—	$—	$8,540,090
ClearTrack® 2020	729,655	—	791,868	—	—	—	4,466,048
ClearTrack® 2025	690,446	—	1,444,126	—	—	—	7,813,156
ClearTrack® 2030	227,853	—	1,762,779	—	—	—	19,536,372
ClearTrack® 2035	170,817	—	2,006,016	—	—	—	23,454,996
ClearTrack® 2040	142,283	—	1,898,164	—	—	—	22,113,521
ClearTrack® 2045	91,863	—	1,056,979	—	—	—	16,359,376
ClearTrack® 2050	75,300	—	825,042	—	—	—	14,647,805
ClearTrack® 2055	5,109	—	13,599	—	—	—	309,029
ClearTrack® 2060	4,777	—	14,906	—	—	—	291,849
ClearTrack® Retirement Income	310,017	—	1,936,257	—	—	—	10,452,974

9. SUBSEQUENT EVENT

Effective as of December 6, 2021, TAM replaced Franklin Advisers, Inc. (formerly, QS Investors, LLC) as sub-adviser to the Funds with Wilshire Advisors LLC (“Wilshire”) as sub-adviser. In connection with the change in sub-adviser: (i) each Fund’s principal investment strategies and principal risks were revised; (ii) each Fund’s management fee schedule was lowered; (iii) the investment objective of each Fund (other than Transamerica ClearTrack® 2015 and Transamerica ClearTrack® Retirement Income) was revised; and (iv) the benchmark for each Fund was changed.

An information statement will be made available to shareholders which will provide certain information about Wilshire and the terms of the new sub-advisory agreement.

Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020

Effective as of December 6, 2021, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 were closed to most new investors. The following investors may continue to purchase shares of the Funds after the close date: existing investors in the Funds, asset allocation funds and other investment products in which the Funds are currently an underlying investment option, retirement plans in which the Funds are a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the Funds as a plan option.

Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 will remain closed until further notice. The Funds reserve the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Funds	Annual Report 2021

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021

10. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (collectively referred to as the “Funds”) (eleven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each the Funds (eleven of the funds constituting Transamerica Funds) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® Retirement Income

	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Transamerica ClearTrack® 2055 Transamerica ClearTrack® 2060	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021 and the period from July 7, 2017 (commencement of operations) through October 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2021

Transamerica Funds	Annual Report 2021

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the long-term capital gain designations for the year ended October 31, 2021 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2015	$668,508
ClearTrack® 2025	1,032,194
ClearTrack® 2030	1,137,663
ClearTrack® 2035	1,013,181
ClearTrack® 2040	1,133,212
ClearTrack® 2045	821,632
ClearTrack® 2050	293,900
ClearTrack® 2055	10,362
ClearTrack® 2060	9,695
ClearTrack® Retirement Income	951,034

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 16-17, 2021, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2060
Transamerica ClearTrack® 2035	Transamerica ClearTrack® Retirement Income
Transamerica ClearTrack® 2040

For each Fund, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2022.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2020. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica ClearTrack® 2015. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and below the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that the Fund’s dynamic rebalancing period ended on December 31, 2019. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2020. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2025. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2030. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2035. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2040. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2045. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for its peer universe for the past 1- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2050. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5-year period. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2055. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2060. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® Retirement Income. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its composite benchmark for the past 1- and 3-year periods and below its composite benchmark for the past 5-year period.

The Trustees discussed the reasons for the underperformance of certain Funds with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of all of the Funds.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica ClearTrack® 2015. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2020. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2025. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2030. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2035. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2040. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2045. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2050. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2055. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2060. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® Retirement Income. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund

Transamerica Funds	Annual Report 2021

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that the Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2021

TRANSAMERICA CLEARTRACK® 2015,

TRANSAMERICA CLEARTRACK® 2020, TRANSAMERICA CLEARTRACK® 2025,

TRANSAMERICA CLEARTRACK® 2030, TRANSAMERICA CLEARTRACK® 2035,

TRANSAMERICA CLEARTRACK® 2040, TRANSAMERICA CLEARTRACK® 2045,

TRANSAMERICA CLEARTRACK® 2050, TRANSAMERICA CLEARTRACK® 2055,

TRANSAMERICA CLEARTRACK® 2060, AND TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

Subsequent to the meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on June 16-17, 2021, at a meeting of the Board held on September 22-23, 2021, the Board considered the termination of Franklin Advisers, Inc. (formerly, QS Investors, LLC) (“Franklin”) as sub-adviser to Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (each a “Fund,” and collectively, the “Funds”) and the approval of the proposed sub-advisory agreements (each a “Wilshire Sub-Advisory Agreement,” and collectively the “Wilshire Sub-Advisory Agreements”) between TAM and Wilshire Advisors LLC (“Wilshire”) with respect to the Funds, as well as the approval of a revised management fee schedule for each Fund, both to take effect on or about December 6, 2021.

Following its review and consideration, the Board determined that the terms of the Wilshire Sub-Advisory Agreements were reasonable and that the termination of Franklin as sub-adviser to the Funds and the approval of the Wilshire Sub-Advisory Agreements was in the best interests of the Funds and their shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Franklin and unanimously approved the Wilshire Sub-Advisory Agreements for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedules.

Prior to reaching their decision, the Board Members requested and received from TAM and Wilshire certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Wilshire Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the Funds, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Wilshire present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Wilshire Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Wilshire under the Wilshire Sub-Advisory Agreements, the Board considered information provided by TAM and Wilshire regarding the operations, facilities, organization and personnel of Wilshire, the anticipated ability of Wilshire to perform its duties under the Wilshire Sub-Advisory Agreements and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) Wilshire is an experienced asset management firm; (ii) TAM is recommending that Wilshire be appointed as sub-adviser to the Funds; and (iii) TAM believes that Wilshire has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on TAM’s assessment of Wilshire’s organization, investment personnel and experience sub-advising other registered funds. The Board Members also considered Wilshire’s proposed responsibilities and experience with the Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the Wilshire Sub-Advisory Agreements nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Wilshire can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that Wilshire’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered Wilshire’s investment management experience, capabilities and resources. The Board reviewed the performance of the Funds for various trailing periods ended June 30, 2021 as compared to: (i) simulated, back-tested performance results of each Fund’s proposed strategy; (ii) each Fund’s respective peer group; (iii) each Fund’s current benchmark (with the exception of Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020, as noted below); and (iv) each Fund’s proposed benchmark. The Board noted that as a result of proposed strategy changes, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 would have the same investment strategies as Transamerica ClearTrack® Retirement Income and

Transamerica Funds	Annual Report 2021

TRANSAMERICA CLEARTRACK® 2015,

TRANSAMERICA CLEARTRACK® 2020, TRANSAMERICA CLEARTRACK® 2025,

TRANSAMERICA CLEARTRACK® 2030, TRANSAMERICA CLEARTRACK® 2035,

TRANSAMERICA CLEARTRACK® 2040, TRANSAMERICA CLEARTRACK® 2045,

TRANSAMERICA CLEARTRACK® 2050, TRANSAMERICA CLEARTRACK® 2055,

TRANSAMERICA CLEARTRACK® 2060, AND TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

therefore compared the back-tested performance results for these Funds against the current benchmark for Transamerica ClearTrack® Retirement Income. The Board also considered that the Funds (other than Transamerica ClearTrack® Retirement Income) would change their glide path such that they will reach their most conservative asset allocation on the date appearing in the Fund’s name, as opposed to 10 years after that date, and that Wilshire would not employ a managed risk strategy in any of the Funds.

Transamerica ClearTrack® 2015. The Board Members noted that the back-tested annualized return (“Back-Tested Return”) was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median, the Fund’s proposed benchmark and Transamerica ClearTrack® Retirement Income’s current benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2020. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median, the Fund’s proposed benchmark and Transamerica ClearTrack® Retirement Income’s current benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2025. The Board Members noted that the Back-Tested Return was above the Fund’s return and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1-year period and below the median for the past 3- and 5-year periods.

Transamerica ClearTrack® 2030. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1-year period and below the median for the past 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2035. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2040. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2045. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2050. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-period and below the Fund’s return for the past 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2055. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-year period and below the Fund’s return for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1- and 3-year periods and below the median for the since inception period. The Board Members also noted that the Back-Tested Return was above the Fund’s proposed benchmark for the past 1-year, 3-year and since inception periods, above the Fund’s current benchmark for the past 3-year and since inception periods and below the Fund’s current benchmark for the past 1-year period.

Transamerica ClearTrack® 2060. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-year period and below the Fund’s return for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the Fund’s peer group median for the past 1-year period and below the applicable peer group median for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the Fund’s

Transamerica Funds	Annual Report 2021

TRANSAMERICA CLEARTRACK® 2015,

TRANSAMERICA CLEARTRACK® 2020, TRANSAMERICA CLEARTRACK® 2025,

TRANSAMERICA CLEARTRACK® 2030, TRANSAMERICA CLEARTRACK® 2035,

TRANSAMERICA CLEARTRACK® 2040, TRANSAMERICA CLEARTRACK® 2045,

TRANSAMERICA CLEARTRACK® 2050, TRANSAMERICA CLEARTRACK® 2055,

TRANSAMERICA CLEARTRACK® 2060, AND TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

proposed benchmark for the past 1-year, 3-year and since inception periods, above the Fund’s current benchmark for the past 3-year and since inception periods and below the Fund’s current benchmark for the past 1-year period.

Transamerica ClearTrack® Retirement Income. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Wilshire, the Board concluded that Wilshire is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the proposed revised management schedule and the proposed sub-advisory fee schedule for each Fund. The Board noted that each Fund’s management fee would be lower at all asset levels and, based on assets as of June 30, 2021, would be below the applicable Broadridge and Morningstar peer group medians. The Board Members also considered that each Fund’s proposed sub-advisory fee schedule would be the same at all asset levels. In addition, the Board Members considered that each Fund’s acquired fund fees were expected to increase but that after giving effect to fee waivers and/or reimbursements, the net expenses of each class of each Fund were expected to remain the same. The Board noted that with the exception of Transamerica ClearTrack® 2020, the expected net expenses of Class R1 Shares and Class R3 Shares of each Fund would be equal to or below the applicable Morningstar and Broadridge peer universe medians. The Board noted that the expected net expenses of Class R3 Shares of Transamerica ClearTrack® 2020 and Class R6 Shares of each Fund would be above the applicable Morningstar and Broadridge peer universe medians. The Board considered the portion of each Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Wilshire and noted that TAM considered the amount to be reasonable compensation for its services. The Board also considered that TAM has entered into an expense limitation arrangement with the Funds, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed revised management fee schedule and the proposed sub-advisory fee schedule for each Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Wilshire, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Wilshire, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board did not consider Wilshire’s anticipated profitability to be material to its decision to approve the Wilshire Sub-Advisory Agreements. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of June 30, 2021, there was expected to be a decrease in the net management fee retained by TAM for each Fund. The Board considered TAM’s view that each Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Fund’s revised management fee schedule and the sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both such fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Fund to TAM, and the sub-advisory fees payable by TAM to Wilshire, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Wilshire from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Funds.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the Wilshire Sub-Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the Wilshire Sub-Advisory Agreement for each Fund.

Transamerica Funds	Annual Report 2021

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 119 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET
(2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds
Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC
(2012 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

				119	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (20160 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company
(2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc.
(2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc.
(2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	114	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	114	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	114	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (75)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	114	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	114	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	114	N/A

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	114	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	114	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
(real estate)
					(2014 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2021

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President
(2006 – present), Senior Director, Investments
(2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present);

TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión; Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (50)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present);

Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

A special meeting of shareholders of the Transamerica Funds Trust was held on December 2, 2021. The results of the Proposal were as follows:

1.01: To elect Nominee Sandra N. Bane to the Board.

Proposal	Number of Shares
For	1,917,497,709
Against	67,837,134
Withheld	0

1.02: To elect Nominee Leo J. Hill to the Board.

Proposal	Number of Shares
For	1,913,791,429
Against	71,543,415
Withheld	0

1.03: To elect Nominee Kathleen T. Ives to the Board.

Proposal	Number of Shares
For	1,918,361,286
Against	66,973,558
Withheld	0

1.04: To elect Nominee David W. Jennings to the Board.

Proposal	Number of Shares
For	1,916,993,502
Against	68,341,341
Withheld	0

1.05: To elect Nominee Lauriann C. Kloppenburg to the Board.

Proposal	Number of Shares
For	1,918,169,569
Against	67,165,275
Withheld	0

1.06: To elect Nominee Fredric A. Nelson III to the Board.

Proposal	Number of Shares
For	1,917,770,021
Against	67,564,822
Withheld	0

1.07: To elect Nominee John E. Pelletier to the Board.

Proposal	Number of Shares
For	1,918,707,703
Against	66,627,141
Withheld	0

Transamerica Funds	Annual Report 2021

TRANSAMERICA FUNDS TRUST

RESULTS OF SHAREHOLDER MEETING (continued)

(unaudited)

1.08: To elect Nominee Patricia L. Sawyer to the Board.

Proposal	Number of Shares
For	1,915,487,186
Against	69,847,658
Withheld	0

1.09: To elect Nominee Marijn P. Smit to the Board.

Proposal	Number of Shares
For	1,918,138,857
Against	67,195,987
Withheld	0

1.10: To elect Nominee John W. Waechter to the Board.

Proposal	Number of Shares
For	1,913,741,850
Against	71,592,993
Withheld	0

1.11: To elect Nominee Alan F. Warrick to the Board.

Proposal	Number of Shares
For	1,917,800,824
Against	67,534,019
Withheld	0

Transamerica Funds	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2021

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

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If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

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Transamerica Funds	Annual Report 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

1892177 10/21

© 2021 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2021	2020
(a)	Audit Fees	$1,345	$1,346
(b)	Audit Related Fees(1)	$6	$11
(c)	Tax Fees(2)	$219	$284
(d)	All Other Fees(3)	$59	$61

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2021 and 2020 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)	The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)

Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not Applicable.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2022

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Date:	January 3, 2022

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer